          As filed with the Securities and Exchange Commission on April 11, 2014

                                             1933 Act Registration No. 333-40937

                                             1940 Act Registration No. 811-08517

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      POST-EFFECTIVE AMENDMENT NO. 58 /X/

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                             AMENDMENT NO. 398 /X/

                    Lincoln Life Variable Annuity Account N
                           (Exact Name of Registrant)

              Lincoln ChoicePlusSM, Lincoln ChoicePlusSM II, and
                    Lincoln ChoicePlus AssuranceSM (B Share)

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           1300 South Clinton Street
                              Post Office Box 1110
                           Fort Wayne, Indiana 46801
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                           Adam C. Ciongoli, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                              Fort Wayne, IN 46801
                    (Name and Address of Agent for Service)

                                    Copy to:

                          Scott C. Durocher, Esquire
                  The Lincoln National Life Insurance Company
                               350 Church Street
                          Hartford, Connecticut 06103

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b) of Rule 485

/x/ on May 1, 2014, pursuant to paragraph (b) of Rule 485

/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485

/ / on _____________, pursuant to paragraph (a)(1) of Rule 485

                     Title of Securities being registered:
           Interests in a separate account under individual flexible
                 payment deferred variable annuity contracts.

Lincoln ChoicePlusSM
Lincoln Life Variable Annuity Account N
Individual Variable Annuity Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-888-868-2583


This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This contract is for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. However, IRAs provide tax deferral whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate Contract Value and to provide retirement income over a certain period of time, or for life, subject to certain conditions. The benefits offered under this contract may be a variable or fixed amount, if available, or a combination of both. This contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant.

The state in which your contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your contract. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding their availability.


The minimum initial Purchase Payment for the contract is $10,000 for a nonqualified plan or Section 403(b) transfer/rollovers; and $2,000 for any other qualified plan. Additional Purchase Payments, subject to certain restrictions, may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually. Purchase Payments allocated to any Subaccount or to the fixed side of the contract must be at least $100 or $2,000 respectively.

Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. If any portion of your Contract Value is in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, a Market Value Adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a Guaranteed Period.

All Purchase Payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract's variable options. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:


AIM Variable Insurance Funds (Invesco Variable Insurance Funds):
     Invesco V.I. American Franchise Fund

     Invesco V.I. Core Equity Fund
     Invesco V.I. International Growth Fund


AllianceBernstein Variable Products Series Fund:
     AllianceBernstein VPS Global Thematic Growth Portfolio

     AllianceBernstein VPS Large Cap Growth Portfolio

     AllianceBernstein VPS Small/Mid Cap Value Portfolio

American Funds Insurance Series (Reg. TM):

     American Funds Global Growth Fund
     American Funds Global Small Capitalization Fund

     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund


BlackRock Variable Series Funds, Inc.:

     BlackRock Global Allocation V.I. Fund


Delaware VIP (Reg. TM) Trust:

     Delaware VIP (Reg. TM) Diversified Income Series
     Delaware VIP (Reg. TM) Emerging Markets Series

     Delaware VIP (Reg. TM) High Yield Series

     Delaware VIP (Reg. TM) International Value Equity Series*

     Delaware VIP (Reg. TM) Limited-Term Diversified Income Series

     Delaware VIP (Reg. TM) REIT Series

     Delaware VIP (Reg. TM) Small Cap Value Series
     Delaware VIP (Reg. TM) Smid Cap Growth Series

     Delaware VIP (Reg. TM) U.S. Growth Series
     Delaware VIP (Reg. TM) Value Series

DWS Investments VIT Funds:
     DWS Small Cap Index VIP Portfolio

DWS Variable Series II:

     DWS Alternative Asset Allocation VIP Portfolio


Fidelity (Reg. TM) Variable Insurance Products:

     Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio

     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Mid Cap Portfolio

Franklin Templeton Variable Insurance Products Trust:
     Franklin Income VIP Fund
     (formerly FTVIPT Franklin Income Securities Fund)
     Franklin Mutual Shares VIP Fund
     (formerly FTVIPT Mutual Shares Securities Fund)
     Templeton Global Bond VIP Fund
     (formerly FTVIPT Templeton Global Bond Securities Fund)
     Templeton Growth VIP Fund
     (formerly FTVIPT Templeton Growth Securities Fund)

Janus Aspen Series:

     Janus Aspen Balanced Portfolio
     Janus Aspen Enterprise Portfolio

     Janus Aspen Global Research Portfolio

Legg Mason Partners Variable Equity Trust:
     ClearBridge Variable Mid Cap Core Portfolio*

Lincoln Variable Insurance Products Trust:
     LVIP American Century VP Mid Cap Value RPM Fund

     LVIP Baron Growth Opportunities Fund
     LVIP BlackRock Emerging Markets RPM Fund

     LVIP BlackRock Equity Dividend RPM Fund
     LVIP BlackRock Global Allocation V.I. RPM Fund

     LVIP BlackRock Inflation Protected Bond Fund
     LVIP Capital Growth Fund

     LVIP Clarion Global Real Estate Fund
     LVIP ClearBridge Variable Appreciation RPM Fund

     LVIP Columbia Small-Mid Cap Growth RPM Fund

     LVIP Delaware Bond Fund

     LVIP Delaware Diversified Floating Rate Fund
     LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund LVIP Delaware Growth and Income Fund

     LVIP Delaware Social Awareness Fund

     LVIP Delaware Special Opportunities Fund

     LVIP Dimensional Non-U.S. Equity RPM Fund
     LVIP Dimensional U.S. Equity RPM Fund

     LVIP Dimensional/Vanguard Total Bond Fund

     LVIP Franklin Mutual Shares VIP RPM Fund
     (formerly LVIP Franklin Mutual Securities RPM Fund)

     LVIP Global Income Fund

     LVIP Invesco Diversified Equity-Income RPM Fund*
     LVIP Invesco V.I. Comstock RPM Fund
     LVIP JPMorgan High Yield Fund


     LVIP JPMorgan Mid Cap Value RPM Fund

     LVIP Managed Risk Profile 2010 Fund
     LVIP Managed Risk Profile 2020 Fund
     LVIP Managed Risk Profile 2030 Fund
     LVIP Managed Risk Profile 2040 Fund
     LVIP Managed Risk Profile Conservative Fund
     LVIP Managed Risk Profile Growth Fund
     LVIP Managed Risk Profile Moderate Fund

     LVIP MFS International Growth Fund

     LVIP MFS International Growth RPM Fund

     LVIP MFS Value Fund
     LVIP Mid-Cap Value Fund

     LVIP Mondrian International Value Fund
     LVIP Money Market Fund
     LVIP Multi-Manager Global Equity RPM Fund*
     LVIP PIMCO Low Duration Bond Fund*

     LVIP SSgA Bond Index Fund
     LVIP SSgA Conservative Index Allocation Fund
     LVIP SSgA Conservative Structured Allocation Fund
     LVIP SSgA Developed International 150 Fund
     LVIP SSgA Emerging Markets 100 Fund
     LVIP SSgA Global Tactical Allocation RPM Fund

     LVIP SSgA International Index Fund
     LVIP SSgA International RPM Fund

     LVIP SSgA Large Cap 100 Fund

     LVIP SSgA Large Cap RPM Fund

     LVIP SSgA Moderate Index Allocation Fund
     LVIP SSgA Moderate Structured Allocation Fund
     LVIP SSgA Moderately Aggressive Index Allocation Fund
     LVIP SSgA Moderately Aggressive Structured Allocation Fund

     LVIP SSgA S&P 500 Index Fund**

     LVIP SSgA Small-Cap Index Fund

     LVIP SSgA Small-Cap RPM Fund

     LVIP SSgA Small-Mid Cap 200 Fund
     LVIP T. Rowe Price Growth Stock Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund

     LVIP Templeton Growth RPM Fund
     LVIP UBS Large Cap Growth RPM Fund

     LVIP Vanguard Domestic Equity ETF Fund
     LVIP Vanguard International Equity ETF Fund

     LVIP VIP Contrafund (Reg. TM) RPM Portfolio
     LVIP VIP Mid Cap RPM Portfolio*

MFS (Reg. TM) Variable Insurance TrustSM:
     MFS (Reg. TM) VIT Core Equity Series

     MFS (Reg. TM) VIT Growth Series
     MFS (Reg. TM) VIT Total Return Series
     MFS (Reg. TM) VIT Utilities Series


Neuberger Berman Advisers Management Trust:
     Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio

PIMCO Variable Insurance Trust:

     PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio


Putnam Variable Trust:
     Putnam VT Global Health Care Fund
     Putnam VT Growth & Income Fund

* Not all funds are available in all contracts. Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.

** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.

This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.


May 1, 2014

Table of Contents




Item                                                                             Page
Special Terms                                                                      5
Expense Tables                                                                     8
Summary of Common Questions                                                       12
The Lincoln National Life Insurance Company                                       15
Variable Annuity Account (VAA)                                                    16
Investments of the Variable Annuity Account                                       17
Charges and Other Deductions                                                      23
The Contracts                                                                     32
 Purchase Payments                                                                33
 Transfers On or Before the Annuity Commencement Date                             35
 Surrenders and Withdrawals                                                       37
 Death Benefit                                                                    40
 Investment Requirements                                                          44
 Living Benefit Riders                                                            52
 Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)                           52
 Lincoln Lifetime IncomeSM Advantage                                              62
 Lincoln SmartSecurity (Reg. TM) Advantage                                        70
 4LATER (Reg. TM) Advantage (Managed Risk)                                        76
 i4LIFE (Reg. TM) Advantage                                                       79
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage                        83
 4LATER (Reg. TM) Advantage                                                       90
Annuity Payouts                                                                   94
Fixed Side of the Contract                                                        96
Distribution of the Contracts                                                     98
Federal Tax Matters                                                               99
Additional Information                                                           104
 Voting Rights                                                                   104
 Return Privilege                                                                105
 Other Information                                                               105
Legal Proceedings                                                                106
Contents of the Statement of Additional Information (SAI)
for Lincoln Life Variable Annuity Account N                                      107
Appendix A - Condensed Financial Information                                     A-1
Appendix B-Guaranteed Annual Income Percentages For Previous Rider Elections     B-1
Appendix C-Guaranteed Income Benefit Percentages For Previous Rider Elections    C-1

Special Terms
In this prospectus, the following terms have the indicated meanings:


5% Enhancement-A feature under Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and 4LATER (Reg. TM) Advantage (Managed Risk) in which the Guaranteed Amount or Income Base, as applicable, minus Purchase Payments received in that year, will be increased by 5%, subject to certain conditions.


Access Period-Under i4LIFE (Reg. TM) Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.


Account or Variable Annuity Account (VAA)-The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account Value-Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE (Reg. TM) Advantage is effective (or initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments and withdrawals.

Accumulation Unit-A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.


Annuitant-The person upon whose life the annuity benefit payments are based, and upon whose life a Death Benefit may be paid.

Annuity Commencement Date-The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE (Reg. TM) Advantage).


Annuity Payout-A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE (Reg. TM) Advantage has been elected). Payments may be variable or fixed, or a combination of both.


Annuity Unit-A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.


Automatic Annual Step-up-Under Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and 4LATER (Reg. TM) Advantage (Managed Risk), the Guaranteed Amount or Income Base, as applicable, will automatically step-up to the Contract Value on each Benefit Year anniversary, subject to certain conditions.



Beneficiary-The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.


Benefit Year-Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage (Managed Risk), the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity (Reg. TM) Advantage, if the Contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.


Contractowner (you, your, owner)-The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.

Contract Value (may be referred to as Account Value in marketing materials)-At a given time before the Annuity Commencement Date, the total value of all Accumulation Units for a contract plus the value of the fixed side of the contract, if any.


Contract Year-Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death Benefit-Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies or, if selected, to the Contractowner if the Annuitant dies. See The Contracts - Death Benefit for a description of the various Death Benefit options.

Enhancement Period-Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, and 4LATER (Reg. TM) Advantage (Managed Risk), the 10-year period during which the 5% Enhancement is in effect. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs.

Excess Withdrawals-Amounts withdrawn during a Benefit Year, as specified for each Living Benefit Rider, which decrease or eliminate the guarantees under the rider.


Good Order-The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.

Guaranteed Amount-The value used to calculate your withdrawal benefit under Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.

Guaranteed Amount Annuity Payout Option-A fixed Annuity Payout option available under Lincoln SmartSecurity (Reg. TM) Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.


Guaranteed Annual Income-The guaranteed periodic withdrawal amount available from the contract each year for life under Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0.

Guaranteed Annual Income Amount Annuity Payout Option-A payout option available under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.

Guaranteed Period-The length of the period during which Contract Value in a fixed account will be credited a guaranteed interest rate.

Income Base-Under the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0, a value used to calculate the Guaranteed Annual Income amount. Under 4LATER (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage (Managed Risk), the Income Base will be used to calculate the minimum payouts available under your contract at a later date. The amount of the Income Base varies based on when you elect the rider, and is adjusted as set forth in this prospectus.

Investment Requirements-Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit Riders.


Lifetime Income Period-Under i4LIFE (Reg. TM) Advantage, the period of time following the Access Period during which we make Regular Income Payments to you (and Secondary Life, if applicable) for the rest of your life. During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.


Lincoln Life (we, us, our, Company)-The Lincoln National Life Insurance
Company.

Living Benefit Rider-A general reference to optional riders that may be available for purchase, and provide some type of a minimum guarantee while you are alive. The riders that are currently available are: Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), 4LATER (Reg. TM) Advantage (Managed
Risk), i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE (Reg. TM) Advantage (without the Guaranteed Income Benefit). Riders that are no longer available for purchase include Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, 4LATER (Reg. TM) Advantage and certain versions of the Guaranteed Income Benefit. If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.


Market Value Adjustment-An upward or downward adjustment on the amount of Contract Value in the fixed account upon a transfer, withdrawal or surrender of Contract Value from the fixed account due to fluctuations in interest rates.

Maximum Annual Withdrawal-The guaranteed periodic withdrawal available under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage.

Maximum Annual Withdrawal Amount Annuity Payout Option - A fixed Annuity Payout option available under Lincoln Lifetime IncomeSM Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.


Nursing Home Enhancement-A feature that will increase the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 or the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage upon admittance to an approved nursing care facility, subject to certain conditions.


Periodic Income Commencement Date-The Valuation Date on which the amount of i4LIFE (Reg. TM) Advantage Regular Income Payments are determined.


Purchase Payments-Amounts paid into the contract.

Regular Income Payments-The variable, periodic income payments paid under i4LIFE (Reg. TM) Advantage.

Secondary Life-Under i4LIFE (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage (Managed Risk), the person designated by the Contractowner upon whose life the Annuity Payouts will also be contingent.


Selling Group Individuals-A Contractowner who meets one of the following criteria at the time of the contract purchase and who purchases the contract without the assistance of a sales representative under contract with us:
 o Employees and registered representatives of any member of the selling group (broker-dealers who have selling agreements with us) and their spouses and minor children.
 o Officers, directors, trustees or bona-fide full-time employees and their spouses and minor children, of Lincoln Financial Group or any of the investment advisers of the funds currently being offered, or their affiliated or managed companies.

Subaccount-The portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.

Valuation Date-Each day the New York Stock Exchange (NYSE) is open for trading.



Valuation Period-The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation
Date) and ending at the close of such trading on the next Valuation Date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.


The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted. The premium tax rates range from zero to 5%.


                       CONTRACTOWNER TRANSACTION EXPENSES



Accumulation Phase:
  Surrender charge (as a percentage of Purchase Payments surrendered/withdrawn):1......    7.00%
We may also apply a market value adjustment to amounts being withdrawn, surrendered or transferred from a
Guaranteed Period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum
Annual Withdrawal amount under Lincoln SmartSecurity (Reg. TM) Advantage and Regular
Income Payments under i4LIFE (Reg. TM)
Advantage). See Fixed Side of the Contract.


1 The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions - Surrender Charge.





The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE (Reg. TM) Advantage rider.

 o Table A reflects the expenses for a contract that has not elected i4LIFE (Reg. TM) Advantage (Base contract).
 o Table B reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage.
 o Table C reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage Guaranteed Income Benefit (Managed Risk) and previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk).
 o Table D reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage and previously purchased 4LATER (Reg. TM) Advantage.


                                    TABLE A



Annual Account Fee:1......................................................................     $    35
Separate Account Annual Expenses (as a percentage of average daily net assets in the
  Subaccounts):2
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Mortality and Expense Risk Charge.......................................................        1.25%
  Administrative Charge...................................................................        0.15%
  Total Separate Account Expenses.........................................................        1.40%
Estate Enhancement Benefit (EEB)
  Mortality and Expense Risk Charge.......................................................        1.45%
  Administrative Charge...................................................................        0.15%
  Total Separate Account Expenses.........................................................        1.60%




                                                                            Single      Joint
Optional Living Benefit Rider Charges:3                                      Life        Life
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk):4,5
  Guaranteed Maximum Charge.............................................     2.00%      2.00%
  Current Charge........................................................     1.05%      1.25%
Lincoln Lifetime IncomeSM Advantage:6
  Guaranteed Maximum Charge.............................................     1.50%      1.50%
  Current Charge........................................................     0.90%      0.90%
  Additional Charge for Lincoln Lifetime IncomeSM Advantage Plus........     0.15%      0.15%

Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option:7
  Guaranteed Maximum Charge..................................................    1.50%      1.50%
  Current Charge.............................................................    0.85%      1.00%
Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option:7
  Guaranteed Maximum Charge..................................................    0.95%       N/A
  Current Charge.............................................................    0.85%       N/A
4LATER (Reg. TM) Advantage:8
  Guaranteed Maximum Charge..................................................    1.50%       N/A
  Current Charge.............................................................    0.65%       N/A
4LATER (Reg. TM) Advantage (Managed Risk):9
  Guaranteed Maximum Charge..................................................    2.00%      2.00%
  Current Charge.............................................................    1.05%      1.25%


1 The account fee will be waived if your Contract Value is $100,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $100,000.

2 The mortality and expense risk charge and administrative charge together are 1.40% on and after the Annuity Commencement Date.


3 You may not have more than one Living Benefit Rider on your contract.

4 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge for a discussion of these changes to the Income Base. This charge is deducted from the Contract Value on a quarterly basis.



5 The charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of the rider - Lincoln Lifetime IncomeSM Advantage 2.0 - which is no longer available for purchase.

6 As an annualized percentage of the Guaranteed Amount (initial Purchase
  Payment or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge for further information. This rider is no longer available for purchase.


7 As an annualized percentage of the Guaranteed Amount (initial Purchase
  Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, and step-ups and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option riders purchased prior to December 3, 2012, the current annual percentage charge will increase to 0.85% (single life option) and 1.00% (joint life option) upon the next election of a step-up of the Guaranteed Amount. For Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option riders the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount. This rider is no longer available for purchase. See Charges and Other Deductions - Lincoln SmartSecurity (Reg. TM) Advantage Charge for further information.


8 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, automatic 15% Enhancements, and resets and decreased for withdrawals. This charge is deducted from the Subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg.
  TM) Advantage Charge for further information. This rider is no longer available for purchase.

9 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by withdrawals. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage (Managed Risk) Charge for a discussion of these changes to the Income Base.




                                    TABLE B




Annual Account Fee:1..................................................     $    35
i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit rider:2
  Account Value Death Benefit.........................................        1.65%
  Enhanced Guaranteed Minimum Death Benefit (EGMDB)...................        1.85%





i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) and Guaranteed Income      Single      Joint
  Benefit (version
4):3,4                                                                                          Life       Life
Account Value Death Benefit

  Guaranteed Maximum Charge......................    3.65%      3.65%
  Current Charge.................................    2.30%      2.50%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge......................    3.85%      3.85%
  Current Charge.................................    2.50%      2.70%




i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (versions 1, 2 and 3):5    Single/Joint Life
Account Value Death Benefit
  Guaranteed Maximum Charge......................................................    3.15%
  Current Charge.................................................................    2.15%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge......................................................    3.35%
  Current Charge.................................................................    2.35%


1 The account fee will be waived if your Contract Value is $100,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $100,000.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE (Reg. TM) Advantage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Rider Charge for further information. These charges continue during the Access Period. The i4LIFE (Reg. TM) Advantage charge is reduced to 1.65% during the Lifetime Income Period.


3 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge of 2.00%. These charges are added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Charge for further information. These charges apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) and also i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4).



4 i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the only version of this rider available for purchase unless you are guaranteed to elect a prior version under another Living Benefit Rider.


5 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.50% of Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.



                                    TABLE C




Annual Account Fee:1......................................................................                 $    35
i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) for purchasers who        Single       Joint
  previously purchased
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage           Life         Life
  (Managed Risk):
  Separate Account Annual Expenses (as a percentage of average daily net assets in the
  Subaccounts):
   Enhanced Guaranteed Minimum Death Benefit (EGMDB)......................................     1.40%          1.40%
  i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk):2,3
   Guaranteed Maximum Charge..............................................................     2.00%          2.00%
   Current Charge.........................................................................     1.05%          1.25%


1 The account fee will be waived if your Contract Value is $100,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $100,000.


2 As an annualized percentage of the greater of the Income Base (associated with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) current charge rate. (The Lincoln Lifetime IncomeSM Advantage
  2.0 (Managed Risk) charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) charge.) See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage

  (Managed Risk). The same charges apply to Lincoln Lifetime IncomeSM Advantage 2.0 purchasers who elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4).



3 As an annualized percentage of the greater of the Income Base (associated with the 4LATER (Reg. TM) Advantage (Managed Risk)) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and
  2) the dollar amount of the charge will also increase by the percentage increase, if any, to the 4LATER (Reg. TM) Advantage (Managed Risk) current charge rate. (The 4LATER (Reg. TM) Advantage (Managed Risk) charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk).




                                    TABLE D



Annual Account Fee:1......................................................................     $    35
i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Advantage Guaranteed Income Benefit for
purchasers who previously purchased
4LATER (Reg. TM) Advantage:2
Account Value Death Benefit
  Guaranteed Maximum Charge...............................................................        3.15%
  Current Charge..........................................................................        2.30%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge...............................................................        3.35%
  Current Charge..........................................................................        2.50%

1 The account fee will be waived if your Contract Value is $100,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $100,000.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge percentage. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.



The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2013. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.




                                                                             Minimum   Maximum
                                                                            --------- --------
      Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service
       (12b-1) fees, and other expenses)...................................  0.23%     2.44%
      Net Total Annual Fund Operating Expenses (after contractual waivers/
       reimbursements*)....................................................  0.23%     1.80%



* Several of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2015.



EXAMPLES

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.


The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the i4LIFE (Reg. TM) Advantage with the EGMDB Death Benefit and Guaranteed Income Benefit (Managed Risk) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1) If you surrender your contract at the end of the applicable time period:


   1 year       3 years      5 years      10 years
-----------    ---------    ---------    ---------
   $1,329       $2,361       $3,361       $5,925


2) If you annuitize or do not surrender your contract at the end of the applicable time period:



 1 year      3 years      5 years      10 years
--------    ---------    ---------    ---------
   $629      $1,861       $3,061       $5,925



The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB Death Benefit and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



   1 year       3 years      5 years      10 years
-----------    ---------    ---------    ---------
   $1,307       $2,337       $3,388       $6,315


2) If you annuitize or do not surrender your contract at the end of the applicable time period:



 1 year      3 years      5 years      10 years
--------    ---------    ---------    ---------
   $607      $1,837       $3,088       $6,315



For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See The Contracts - Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.


Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees"). As of the date of this prospectus, none have done so. See The Contracts
- Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.



Summary of Common Questions

What kind of contract am I buying? This contract is an individual deferred flexible premium variable annuity contract between you and Lincoln Life. You may allocate your Purchase Payments to the VAA or to the fixed account. This prospectus primarily describes the variable side of the contract. See The Contracts. This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions as not all state variations are discussed in this prospectus. Please check with your registered representative regarding their availability. This contract is no longer available for purchase.


What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts - Asset Allocation Models.


What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed
Risk), you will have more restrictive Investment Requirements. Lincoln Lifetime IncomeSM Advantage Plus also has specific Investment Requirements, but is no longer available for purchase. See The Contracts - Investment Requirements.


What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you buy Accumulation Units. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.

What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the Death Benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your Contract Value or Account Value if i4LIFE (Reg. TM) Advantage is elected. See Charges and Other Deductions.

If you withdraw Purchase Payments, you pay a surrender charge from 0% to 7.00% of the surrendered or withdrawn Purchase Payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions - Surrender Charge.

We will deduct any applicable premium tax from Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a Guaranteed Period of the fixed account may be subject to the Market Value Adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.


What Purchase Payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

Am I limited in the amount of Purchase Payments I can make into the contract? Yes, Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are the Contractowner, joint owner, or Annuitant.

If you elect a Living Benefit Rider (other than i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. If you elect any version of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Guaranteed Income Benefit has been elected. For more information about these restrictions and limitations, please see The Contracts
- Purchase Payments section in this prospectus.


How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your Beneficiary will receive Death Benefit proceeds based upon the Death Benefit you select. Your Beneficiary has options as to how the Death Benefit is paid. In the alternative, you may choose to receive a Death Benefit on the death of the Annuitant. See The Contracts - Death Benefit.

May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than twelve (12) per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to the Subaccount, you may only transfer 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. Transfers from the fixed account may be subject to a Market Value Adjustment. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract and Guaranteed Periods.


What are Living Benefit Riders? Living Benefit Riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM

Advantage and Lincoln SmartSecurity (Reg. TM) Advantage) or a minimum Annuity Payout (4LATER (Reg. TM) Advantage (Managed Risk), 4LATER (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE (Reg. TM) Advantage with prior versions of the Guaranteed Income Benefit or without the Guaranteed Income Benefit). If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), and you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit). Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. The following Living Benefit Riders are no longer available for purchase: Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln SmartSecurity (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage. Prior versions of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit may also be unavailable unless otherwise guaranteed under a rider you have purchased. The Managed Risk riders were formerly called Protected Funds riders. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability.

What is Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)? Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a rider that you may purchase for an additional charge and which provides on an annual basis guaranteed lifetime periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base (less Purchase Payments received in that year) or automatic annual step-ups to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, 5% Enhancements to the Income Base (less Purchase Payments received in that year), and Automatic Annual Step-ups to the Income Base and is decreased by certain withdrawals in accordance with provisions described in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and another one of the Living Benefit Riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

A prior version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, provided lower Guaranteed Annual Income amount percentages and less restrictive Investment Requirements. This version is no longer available for purchase.

What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum guaranteed, periodic withdrawals for your life (single life option) or for the lives of you and your spouse (joint life option) regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial Purchase Payment (or Contract Value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, Automatic Annual Step-ups, the 5% Enhancements, and the Step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage and another one of the Living Benefit Riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements. This rider is no longer available for purchase.

What is Lincoln Lifetime IncomeSM Advantage Plus? Lincoln Lifetime IncomeSM Advantage Plus provides an increase in your Contract Value of an amount equal to the excess of the initial Guaranteed Amount over the current Contract Value on the seventh Benefit Year anniversary so long as no withdrawals have been taken and you adhere to certain Investment Requirements. This rider is no longer available for purchase.

What is Lincoln SmartSecurity (Reg. TM) Advantage? This benefit provides a Guaranteed Amount equal to the initial Purchase Payment (or Contract Value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess Withdrawals will adversely affect the Guaranteed Amount. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage with any other Living Benefit Rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. This rider is no longer available for purchase.


What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a Death Benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage Death Benefit you choose and whether or not the Guaranteed Income Benefit is in effect.


What is i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. By electing this benefit, you will be subject to specific Investment Requirements. See The Contracts - Investment Requirements. The Guaranteed Income Benefit is purchased when you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period subject to terms and conditions at that time. The minimum floor is based on the Contract Value at the time you elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit. Certain Living Benefit Riders have features that may be used to establish the amount of the Guaranteed Income Benefit. You may use your Income Base from Lincoln Lifetime IncomeSM Advantage

2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) to establish the Guaranteed Income Benefit (Managed Risk) at the time you terminate that rider to purchase i4LIFE (Reg. TM) Advantage. The Guaranteed Amount or Income Base from other Living Benefit Riders may also be used to establish the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit. See The Contracts - Living Benefit Riders - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage (Managed
Risk). i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the only version of this rider available for purchase unless you are guaranteed the right to elect a prior version under another Living Benefit Rider.

What is 4LATER (Reg. TM) Advantage (Managed Risk)? 4LATER (Reg. TM) Advantage (Managed Risk) is a rider that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of the i4LIFE (Reg. TM) Advantage rider. If you elect 4LATER (Reg. TM) Advantage (Managed Risk), you must later elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) to receive a benefit from 4LATER (Reg.
TM) Advantage (Managed Risk). You may not simultaneously elect 4LATER (Reg. TM) Advantage (Managed Risk) and another one of the Living Benefit Riders. There is an additional charge for this rider, and you will be subject to more restrictive Investment Requirements. See The Contracts - Investment Requirements.

What is 4LATER (Reg. TM) Advantage (or "4LATER (Reg. TM)")? 4LATER (Reg. TM) Advantage is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE (Reg. TM) Advantage Regular Income Payments. 4LATER (Reg. TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. 4LATER (Reg. TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. You may not simultaneously elect 4LATER (Reg. TM) Advantage and another one of the Living Benefit Riders. There is an additional charge for this rider and you will be subject to Investment Requirements. See The Contracts - 4LATER (Reg. TM) Advantage. This rider is no longer available for purchase.


May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about Accumulation Unit values? Appendix A to this prospectus provides more information about Accumulation Unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any Subaccount investing in a money market fund may also become extremely low and possibly negative.


The money market yield figure and annual performance of the Subaccounts are based on past performance and do not indicate or represent future performance.




The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.


Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.

The general account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.

Financial Statements

The December 31, 2013 financial statements of the VAA and the December 31, 2013 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.




Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.


Certain Payments We Receive with Regard to the Funds


We (or our affiliates) incur expenses in promoting, marketing, and administering the contracts (and in our role as intermediary, the funds). With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisors and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.49%. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.



Description of the Funds

Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.


We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the contract and under optional riders, especially the Living Benefit Riders. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.


Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds. Funds of funds or master-feeder structures may have higher expenses than funds that invest directly in debt or equity securities.


Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit Riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit Riders, which can limit the contract's upside participation in the markets. Many of these funds are included in the Investment Requirements associated with the Living Benefit Riders. For more information on these funds and their risk management strategies, please see the Investment Requirements section of this prospectus. You should consult with your registered representative to determine which combination of investment choices and Death Benefit and/or Living Benefit Rider purchases (if any) are appropriate for you.


Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.



AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.


  o Invesco V.I. American Franchise Fund (Series I Shares): Long-term growth of capital.

  o Invesco V.I. Core Equity Fund (Series I Shares): Long-term growth of capital.

  o Invesco V.I. International Growth Fund (Series I Shares): Long-term growth of capital.



AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.


  o Global Thematic Growth Portfolio (Class B): Long-term growth of capital.

  o Large Cap Growth Portfolio (Class B): Long-term growth of capital.

  o Small/Mid Cap Value Portfolio (Class B): Long-term growth of capital.



American Funds Insurance Series (Reg. TM), advised by Capital Research and Management Company


  o Global Growth Fund (Class 2): Long-term growth of capital.

  o Global Small Capitalization Fund (Class 2): Long-term capital growth.

  o Growth Fund (Class 2): Growth of capital.

  o Growth-Income Fund (Class 2): Long-term growth of capital and income.

  o International Fund (Class 2): Long-term growth of capital.



BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and sub-advised by BlackRock Investment Management, LLC


  o BlackRock Global Allocation V.I. Fund (Class III): High total investment return.



Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company*


  o Diversified Income Series (Service Class): Maximum long-term total return consistent with reasonable risk.

  o Emerging Markets Series (Service Class): Long-term capital appreciation.

  o High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.

  o International Value Equity Series (Standard Class): Long-term growth without undue risk to principal.

     This fund is not offered in contracts issued on or after February 22, 2000.


  o Limited-Term Diversified Income Series (Service Class): Maximum total return, consistent with reasonable risk.

  o REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.

  o Small Cap Value Series (Standard Class): Capital appreciation.

  o Smid Cap Growth Series (Standard Class): Long-term capital appreciation.

  o U.S. Growth Series (Service Class): Long-term capital appreciation.

  o Value Series (Standard Class): Long-term capital appreciation.

DWS Investments VIT Funds, advised by Deutsche Investment Management Americas, Inc. and sub-advised by Northern Trust Investments, Inc.


  o DWS Small Cap Index VIP Portfolio (Class A): To replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small US companies.



DWS Variable Series II, advised by Deutsche Investment Management Americas,
    Inc. and sub-advised by RREEF America L.L.C.


  o DWS Alternative Asset Allocation VIP Portfolio (Class B): Capital appreciation; a fund of funds.



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and sub-advised by FMR Co., Inc.


  o Contrafund (Reg. TM) Portfolio (Service Class 2): Long-term capital appreciation.

  o Growth Portfolio (Initial Class): To achieve capital appreciation.

  o Mid Cap Portfolio (Service Class 2): Long-term growth of capital.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund, by Templeton Global Advisors Limited for the Templeton Global Bond VIP Fund and the Templeton Growth VIP Fund, and by Franklin Mutual Advisors, LLC for the Franklin Mutual Shares VIP Fund.

  o Franklin Income VIP Fund (Class 2): To maximize income while maintaining prospects for capital appreciation.
     (formerly Franklin Income Securities Fund)

  o Franklin Mutual Shares VIP Fund (Class 2): Capital appreciation; income is a secondary consideration.
     (formerly Mutual Shares Securities Fund)

  o Templeton Global Bond VIP Fund (Class 2): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
     (formerly Templeton Global Bond Securities Fund)

  o Templeton Growth VIP Fund (Class 2): Long-term capital growth.

     (Sub-advised by Templeton Asset Management Ltd.)

     (formerly Templeton Growth Securities Fund)



Janus Aspen Series, advised by Janus Capital Management LLC


  o Balanced Portfolio (Service Shares): Long-term capital growth, consistent with preservation of capital and balanced by current income.

  o Enterprise Portfolio (Service Shares): Long-term growth of capital.

  o Global Research Portfolio (Service Shares): Long-term growth of capital.


Legg Mason Partners Variable Equity Trust, advised by LeggMason Partners Fund Advisor, LLC.

  o ClearBridge Variable Mid Cap Core Portfolio (Class II): Long-term growth of capital.
     (Subadvised by ClearBridge Investments, LLC)
     This fund will be available on or about May 19, 2014. Consult your financial advisor.



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.


  o LVIP American Century VP Mid Cap Value RPM Fund (Service Class): Capital appreciation; a fund of funds.

  o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.

     (Sub-advised by BAMCO, Inc.)


  o LVIP BlackRock Emerging Markets RPM Fund (Service Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.
     (Sub-advised by BlackRock Investment Management, LLC)

  o LVIP BlackRock Equity Dividend RPM Fund (Service Class): Reasonable income by investing primarily in income-producing equity securities; a fund of funds.

  o LVIP BlackRock Global Allocation V.I. RPM Fund (Service Class): Capital appreciation; a fund of funds.
     (Sub-advised by BlackRock Financial Management, Inc.)

  o LVIP BlackRock Inflation Protected Bond Fund (Service Class): To maximize real return, consistent with preservation of real capital and prudent investment management.

     (Sub-advised by BlackRock Financial Management, Inc.)

  o LVIP Capital Growth Fund (Service Class): Capital growth.
     (Sub-advised by Wellington Management)

  o LVIP Clarion Global Real Estate Fund (Service Class): Total return through a combination of current income and long-term capital appreciation. (Sub-advised by CBRE Clarion Securities LLC)

  o LVIP ClearBridge Variable Appreciation RPM Fund (Service Class): Capital appreciation; a fund of funds.

  o LVIP Columbia Small-Mid Cap Growth RPM Fund (Service Class): Capital appreciation.
     (Sub-advised by Columbia Management Investment Advisers, LLC)

  o LVIP Delaware Bond Fund (Standard Class): Maximum current income (yield) consistent with a prudent investment strategy.

     (Sub-advised by Delaware Management Company)*


  o LVIP Delaware Diversified Floating Rate Fund (Service Class): Total return.

     (Sub-advised by Delaware Management Company)*


  o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Service Class): Long-term capital growth.

     (Sub-advised by Delaware Management Company)*


  o LVIP Delaware Growth and Income Fund (Service Class): To maximize long-term capital appreciation.

     (Sub-advised by Delaware Management Company)*


  o LVIP Delaware Social Awareness Fund (Standard Class): To maximize long-term capital appreciation.

     (Sub-advised by Delaware Management Company)*


  o LVIP Delaware Special Opportunities Fund (Service Class): To maximize long-term capital appreciation.

     (Sub-advised by Delaware Management Company)*


  o LVIP Dimensional Non-U.S. Equity RPM Fund (Service Class): Long-term capital appreciation; a fund of funds.

  o LVIP Dimensional U.S. Equity RPM Fund (Service Class): Long-term capital appreciation; a fund of funds.

  o LVIP Dimensional/Vanguard Total Bond Fund (Service Class): Total return consistent with preservation of capital.

  o LVIP Franklin Mutual Shares VIP RPM Fund (Service Class): Capital appreciation; a fund of funds.
     (formerly LVIP Franklin Mutual Shares Securities RPM Fund)

  o LVIP Global Income Fund (Service Class): Current income consistent with preservation of capital.

     (Sub-advised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)


  o LVIP Invesco Diversified Equity-Income RPM Fund (Service Class): Capital appreciation and current income; a fund of funds.
     This fund will be available on or about May 19, 2014. Consult your financial advisor.

  o LVIP Invesco V.I. Comstock RPM Fund (Service Class): Capital appreciation; a fund of funds.

  o LVIP JPMorgan High Yield Fund (Service Class): A high level of current income; capital appreciation is the secondary objective.
     (Sub-advised by J.P. Morgan Investment Management Inc.)

  o LVIP JPMorgan Mid Cap Value RPM Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by J.P. Morgan Investment Management Inc.)

  o LVIP Managed Risk Profile 2010 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Managed Risk Profile 2020 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Managed Risk Profile 2030 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Managed Risk Profile 2040 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Managed Risk Profile Conservative Fund (Service Class): A high level of current income with some consideration given to growth of capital; a fund of funds.

  o LVIP Managed Risk Profile Growth Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP Managed Risk Profile Moderate Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.

  o LVIP MFS International Growth Fund (Service Class): Long-term capital appreciation.

     (Sub-advised by Massachusetts Financial Services Company)

  o LVIP MFS International Growth RPM Fund (Service Class): Capital appreciation; a fund of funds.

  o LVIP MFS Value Fund (Service Class): Capital appreciation.

     (Sub-advised by Massachusetts Financial Services Company)


  o LVIP Mid-Cap Value Fund (Service Class): Long-term capital appreciation.

     (Sub-advised by Wellington Management)


  o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.

     (Sub-advised by Mondrian Investment Partners Limited)


  o LVIP Money Market Fund (Standard Class): To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).

     (Sub-advised by Delaware Management Company)*


  o LVIP Multi-Manager Global Equity RPM Fund (Service Class): Long-term growth of capital; a fund of funds.
     This fund will be available on or about May 19, 2014. Consult your financial advisor.

  o LVIP PIMCO Low Duration Bond Fund (Service Class): To seek a high level of current income consistent with preservation of capital.
     This fund will be available on or about May 19, 2014. Consult your financial advisor.

  o LVIP SSgA Bond Index Fund (Service Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Conservative Index Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.

  o LVIP SSgA Conservative Structured Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.

  o LVIP SSgA Developed International 150 Fund (Service Class): To maximize long-term capital appreciation.

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Emerging Markets 100 Fund (Service Class): To maximize long-term capital appreciation.

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Global Tactical Allocation RPM Fund (Service Class): Long-term growth of capital; a fund of funds.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA International Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA International RPM Fund (Service Class): Capital appreciation; a fund of funds.

  o LVIP SSgA Large Cap 100 Fund (Service Class): To maximize long-term capital appreciation.

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Large Cap RPM Fund (Service Class): Capital appreciation; a fund of funds.

  o LVIP SSgA Moderate Index Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Moderate Structured Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Index Allocation Fund (Service Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Structured Allocation Fund (Service Class):
     A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP SSgA S&P 500 Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.**

     (Sub-advised by SSgA Funds Management, Inc)


  o LVIP SSgA Small-Cap Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small U.S. companies.

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Small-Cap RPM Fund (Service Class): Capital appreciation; a fund of funds.

  o LVIP SSgA Small-Mid Cap 200 Fund (Service Class): To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP T. Rowe Price Growth Stock Fund (Service Class): Long-term capital growth.

     (Sub-advised by T. Rowe Price Associates, Inc.)


  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service Class): To maximize capital appreciation.

     (Sub-advised by T. Rowe Price Associates, Inc.)


  o LVIP Templeton Growth RPM Fund (Service Class): Long-term capital growth. (Sub-advised by Templeton Investment Counsel, LLC)

  o LVIP UBS Large Cap Growth RPM Fund (Service Class): Long-term growth of capital in a manner consistent with the preservation of capital. (Sub-advised by UBS Global Asset Management (Americas), Inc.)

  o LVIP Vanguard Domestic Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.

  o LVIP Vanguard International Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.

  o LVIP VIP Contrafund (Reg. TM) RPM Portfolio (Service Class): Capital appreciation; a fund of funds.
     (Sub-advised by FMR CO., Inc.)

  o LVIP VIP Mid Cap RPM Portfolio (Service Class): Capital appreciation; a fund of funds.
     This fund will be available on or about May 19, 2014. Consult your financial advisor.



MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company


  o Core Equity Series (Service Class): Capital appreciation.

  o Growth Series (Initial Class): Capital appreciation.

  o Total Return Series (Initial Class): Total return.

  o Utilities Series (Initial Class): Total return.



Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc. and sub-advised by Neuberger Berman, LLC.


  o Mid Cap Intrinsic Value Portfolio (I Class): Growth of capital.



PIMCO Variable Insurance Trust, advised by PIMCO


  o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio (Advisor Class):
Maximum real return.



Putnam Variable Trust, advised by Putnam Investment Management, LLC


  o Global Health Care Fund (Class IB): Capital appreciation.

     (Sub-advised by Putnam Advisory Company, LLC and Putnam Investments
Limited)


  o Growth & Income Fund (Class IB): Capital growth and current income.

     (Sub-advised by Putnam Investments Limited)

*Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.

** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.


Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.

Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering Annuity Payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.

The risks we assume include:

 o the risk that Annuitants receiving Annuity Payouts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);

 o the risk that lifetime payments to individuals from Living Benefit Riders will exceed the Contract Value;

 o the risk that Death Benefits paid will exceed the actual Contract Value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;

 o the risk that, if a Guaranteed Income Benefit rider is in effect, the required Regular Income Payments will exceed the Account Value;

 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA

For the base contract, we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:


                                                                                           With Enhanced
                                                               With Estate              Guaranteed Minimum
                                                     Enhancement Benefit Rider (EEB)   Death Benefit (EGMDB)
                                                    --------------------------------- ----------------------
      Mortality and expense risk charge............              1.45%                        1.25%
      Administrative charge........................              0.15%                        0.15%
                                                                  ----                         ----
      Total annual charge for each Subaccount......              1.60%                        1.40%

Surrender Charge


A surrender charge applies (except as described below) to surrenders and withdrawals of Purchase Payments that have been invested for the periods indicated below. The surrender charge is calculated separately for each Purchase Payment. The contract anniversary is the annually occurring date beginning with the effective date of the contract. For example, if the effective date of your contract is January 1st, your contract anniversary would be on January 1st of each subsequent year.



                                                             Number of contract anniversaries since
                                                                 Purchase Payment was invested
                                                             --------------------------------------
                                                               0    1    2    3    4    5    6   7+
                                                             ---- ---- ---- ---- ---- ---- ---- ---
      Surrender charge as a percentage of the surrendered or
       withdrawn Purchase Payments.......................... 7%   6%   5%   4%   3%   2%   1%    0

An account fee will be deducted and any Market Value Adjustment will be made before the deduction of the surrender charge.

A surrender charge does not apply to:
 o A surrender or withdrawal of a Purchase Payment beyond the seventh anniversary since the Purchase Payment was invested;
 o Withdrawals of Contract Value during a Contract Year to the extent that the total Contract Value withdrawn during the current Contract Year does not exceed the free amount which is equal to 15% of the total Purchase Payments (this does not apply upon surrender of the contract);
 o When the surviving spouse assumes ownership of the contract as a result of the death of the original owner (however the surrender charge schedule of the original contract will continue to apply to the spouse's contract);
 o A surrender or withdrawal equal to a maximum of 75% of the Contract Value as a result of admittance of the Contractowner into an accredited nursing home or equivalent health care facility, where the admittance into such facility occurs after the effective date of the contract and the owner has been confined for at least 180 consecutive days;
 o A surrender of the contract as a result of the death of the Contractowner, joint owner or Annuitant;
 o Purchase Payments when used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE (Reg. TM) Advantage option or the Contract Value applied to calculate the benefit amount under any Annuity Payout option made available by us;

 o Regular Income Payments made under i4LIFE (Reg. TM) Advantage, including any payments to provide 4LATER (Reg. TM) Advantage or i4LIFE (Reg. TM)
   Advantage Guaranteed Income benefits, or periodic payments made under any Annuity Payout option made available by us;

 o A surrender of a contract or withdrawal of Contract Value from contracts issued to Selling Group Individuals;

 o Withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or the Guaranteed Annual Income amount under any version of Lincoln Lifetime IncomeSM Advantage 2.0, subject to certain conditions.

For purposes of calculating the surrender charge on withdrawals, we assume that:

1.The free amount will be withdrawn from Purchase Payments on a "first in-first out (FIFO)" basis.

2.Prior to the seventh anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
  o from Purchase Payments (on a FIFO basis) until exhausted; then
  o from earnings until exhausted.

3.On or after the seventh anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
  o from Purchase Payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
  o from earnings until exhausted; then
  o from Purchase Payments (on a FIFO basis) to which a surrender charge still applies until exhausted.

We apply the surrender charge as a percentage of Purchase Payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your Contract Value has increased or decreased. The surrender charge is calculated separately for each Purchase Payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when Contractowners surrender or withdraw before distribution costs have been recovered.

If the Contractowner is a corporation or other non-individual (non-natural person), the Annuitant or joint Annuitant will be considered the Contractowner or joint owner for purposes of determining when a surrender charge does not apply.


Account Fee

During the accumulation period, we will deduct an account fee of $35 from the Contract Value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the Contract Value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth Contract Year. The account fee will be waived for any contract with a Contract Value that is equal to or greater than $100,000 on the contract anniversary. There is no account fee on contracts issued to Selling Group Individuals.


Rider Charges


A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. The deduction of a rider charge will be noted on your quarterly statement.

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge. While this rider is in effect, there is a charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) joint life option. The charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, which is no longer available for purchase.

The charge is applied to the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, and 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Income Base section for a discussion and example of the impact of the changes to the Income Base.


The annual rider percentage charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.


The 5% Enhancement to the Income Base (less Purchase Payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) section. During the first ten Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of the charge. After the 10th Benefit Year anniversary the annual rider percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.


The rider percentage charge will increase to the then current rider percentage charge, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge increase. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) - Income Base.


The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the Contract Value is reduced to zero while the Contractowner is receiving a Guaranteed Annual Income, no rider charge will be deducted.

Lincoln Lifetime IncomeSM Advantage Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage. The rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly)for the Lincoln Lifetime IncomeSM Advantage single life or joint life option. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus is purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.


The charge is applied to the Guaranteed Amount as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. The 200% Step-up is not available for riders purchased on and after October 5, 2009. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. For riders purchased on and after March 2, 2009, the charge is also deducted in proportion to the value in the fixed account used for dollar cost averaging purposes. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.


The annual rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional Purchase Payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge.

Once cumulative additional Purchase Payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional Purchase Payment will potentially cause the charge for your rider to change to the current charge in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the Guaranteed Amount is reduced to zero while the Contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.

If you purchase Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge of 1.05% applied to the Guaranteed Amount. This total charge (which may change as discussed above) is in effect until the 7th Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the 7th Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the 7th Benefit Year anniversary, you will not be able to exercise the Plus Option, but the additional 0.15% charge will remain on your contract until the 7th Benefit Year anniversary.


This rider is no longer available for purchase.

4LATER (Reg. TM) Advantage (Managed Risk) Charge. While this rider is in effect, there is a charge for 4LATER (Reg. TM) Advantage (Managed Risk). The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option.

The charge is applied to the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the 4LATER (Reg. TM) Advantage (Managed Risk) Income Base section for a discussion and example of the impact of the changes to the Income Base.


The annual rate for the charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt-out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base subject to withdrawals. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.


The 5% Enhancement to the Income Base (less Purchase Payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the 4LATER (Reg. TM) Advantage (Managed Risk) section. During the first 10 Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge. After the 10th Benefit Year anniversary the percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the percentage charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current percentage charge will remain in effect and the Income Base will be returned to the prior Income Base adjusted for withdrawals. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The percentage charge will increase to the then current annual percentage charge, if after the first Benefit Year anniversary, cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge increase. See the 4LATER (Reg. TM) Advantage (Managed Risk) - Income Base.


The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.


Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this rider is in effect, there is a charge for Lincoln SmartSecurity (Reg. TM) Advantage. The rider charge is currently equal to an annual rate of:


1)0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option (the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount); or

2)0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, single life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up) (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.65% to 0.85% at the end of the 10-year annual step-up period if a new 10-year period is elected); or


3)1.00% of the Guaranteed Amount (0.25% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, joint life option (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.80% to 1.00% at the end of the 10-year annual step-up period if a new 10-year period is elected). See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.


The charge is applied to the Guaranteed Amount (initial Purchase Payment, if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each

Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. In Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up (without the single or joint life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if conditions are met as described in the Lincoln SmartSecurity (Reg. TM) Advantage section. Additional 10-year periods of step-ups may be elected. The annual rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount within the 10-year period.

If you elect to step-up the Guaranteed Amount for another 10-year step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a pro-rata deduction of the rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the Valuation Date of the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg.
TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE (Reg. TM) Advantage or termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each Valuation Date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) Purchase Payments made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.


All versions of this rider are no longer available for purchase.


4LATER (Reg. TM) Advantage Charge. Prior to the Periodic Income Commencement Date (which is defined as the Valuation Date the initial Regular Income Payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER (Reg.
TM) Guaranteed Income Benefit. The Income Base is increased for subsequent Purchase Payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER (Reg. TM) rider charge multiplied by the Income Base will be deducted from the Subaccounts on every third month anniversary of the later of the 4LATER (Reg. TM) rider effective date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each Subaccount on the Valuation Date the 4LATER (Reg. TM) rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional Purchase Payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value.

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) rider charge based on the Income Base immediately prior to the reset will be made on the Valuation Date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) rider charge for the reset Income Base on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the Periodic Income Commencement Date, a pro-rata amount of the 4LATER (Reg. TM) rider charge will be deducted upon termination of the 4LATER (Reg.
TM) rider for any reason other than death. On the Periodic Income Commencement Date, a pro-rata deduction of the 4LATER (Reg. TM) rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction.


This rider is no longer available for purchase.

i4LIFE (Reg. TM) Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE (Reg. TM) Advantage that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE (Reg. TM) Advantage becomes effective (or your initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, your Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as any withdrawals.

The annual rate of the i4LIFE (Reg. TM) Advantage charge during the Access Period is: 1.65% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; and 1.85% for the i4LIFE (Reg. TM) Advantage EGMDB. During the Lifetime Income Period, the charge for all Death Benefit options is 1.65%. This charge consists of a mortality and expense risk charge, and an administrative charge (charges for the Guaranteed Income Benefits are not included and are listed below). These charges replace the Separate Account Annual Expenses for the base contract. If i4LIFE (Reg. TM) Advantage is elected at the issue of the contract i4LIFE (Reg. TM) Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin on the Periodic Income Commencement Date which is the Valuation Date on which the Regular Income Payment is determined and the beginning of the Access Period. Refer to the i4LIFE (Reg. TM) Advantage section for explanations of the Account Value, the Access Period, and the Lifetime Income Period. Purchasers of any version of Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage (Managed Risk) pay different charges for i4LIFE (Reg. TM) Advantage. See i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) Charge for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk).

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Charge. Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are each subject to a current annual charge of 0.65% of the Account Value (0.50% for versions 1, 2 and 3) (single life option), which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.30% (2.15% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; and 2.50% (2.35% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage EGMDB.

If you elect the joint life option, Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are each subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.50% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; and 2.70% for the i4LIFE (Reg. TM) Advantage EGMDB. These charges replace the Separate Account Annual Expenses for the base contract. The charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) is the same as the charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk).

The Guaranteed Income Benefit percentage charge will not change unless there is an automatic step up of the Guaranteed Income Benefit (version 4) or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time of the step-up the Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% (version 4) or 1.50% (version 2 and version 3) of the Account Value. If we automatically administer the step-up (version 4) or step-up period election (versions 2 or 3) for you and your percentage charge is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE (Reg. TM) Advantage section of this prospectus). For version 4, future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate, but the i4LIFE (Reg. TM) Advantage charge will continue.

Currently, Guaranteed Income Benefit (Managed Risk) is the only version available for purchase unless you are guaranteed the right to elect a prior version under another Living Benefit Rider.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) Charge for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk). Purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may carry over certain features of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) to elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk). Purchasers who previously purchased

4LATER (Reg. TM) Advantage (Managed Risk) may carry over certain features of 4LATER (Reg. TM) Advantage (Managed Risk) to elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk). Purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 may carry over certain features of the Lincoln Lifetime IncomeSM Advantage 2.0 rider to elect i4LIFE (Reg.
TM)Advantage with Guaranteed Income Benefit (version 4) with the same charges that apply to purchasers of Lincoln Lifetime IncomeSM Advantage 2.0. If you make this election, then the current Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) charge will be your initial charge for i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit (Managed Risk). This charge is in addition to the daily mortality and expense risk and administrative charge of the base contract for your Death Benefit option set out under Deductions of the VAA. The charges and calculations described earlier for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will not apply.

For purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk), the charges for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) are combined into a single charge that is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage and every three months thereafter. The current initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) is equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option. The charge is a percentage of the greater of the Income Base or the Account Value. Refer to Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) for a description of the Income Base. The total annual Subaccount charges of 1.40% for the EGMDB also apply. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) are guaranteed that in the future the guaranteed maximum initial charge for both i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) will be the guaranteed maximum charge then in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk).

The charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) will not change unless there is an automatic step-up of the Guaranteed Income Benefit (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) charge continues to be used as a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) charge.) The charge rate is based upon surrender experience, mortality experience, Contractowner investment experience, solvency and profit margins, and the goals and objectives of the Lincoln hedging experience. Significant changes in one or more of these categories could result in an increase in the charge. This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.

The following example shows how the initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and 4LATER (Reg. TM) Advantage (Managed Risk) is calculated as well as adjustments due to increases to the Guaranteed Income Benefit (Managed Risk) and the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge. The example is a nonqualified contract and assumes the Contractowner is a 60 year old male on the effective date of electing the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk). Pursuant to the provisions of the Guaranteed Income Benefit (Managed Risk) the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the Contractowner's age (see Guaranteed Income Benefit (Managed
Risk) for a more detailed description). The example also assumes that the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is 1.05%. The first example demonstrates how the initial charge is determined for an existing contract with an Account Value and Income Base. (The same calculation method applies to purchasers of 4LATER (Reg. TM) Advantage (Managed
Risk) and purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 except for the different initial Guaranteed Income Benefit rates for Lincoln Lifetime IncomeSM Advantage 2.0 set forth in the Guaranteed Income Benefit (version 4) description later in this prospectus.)




1/1/13 Initial i4LIFE (Reg. TM) Advantage Account Value...................................  $ 100,000
1/1/13 Income Base as of the last Valuation Date under Lincoln Lifetime IncomeSM            $ 125,000
  Advantage 2.0 (Managed Risk)  .
1/1/13 Initial Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income
Benefit (Managed Risk) ($125,000 * 1.05%)
 the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is
assessed against the Income Base
 since it is larger than the Account Value................................................  $1,312.50
1/2/13 Amount of initial i4LIFE (Reg. TM) Advantage Regular Income Payment (an example of how the Regular Income Payment
 is calculated is shown in the SAI).......................................................  $   5,173
1/2/13 Initial Guaranteed Income Benefit (4% * $125,000 Income Base) .                      $   5,000


The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.

1/2/14 Recalculated Regular Income Payment (due to market gain in Account Value).....  $   6,900
1/2/14 New Guaranteed Income Benefit (75% * $6,900 Regular Income Payment) .           $   5,175
1/2/14 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
(Managed Risk) ($1,312.50 * ($5,175/
 $5,000)) Prior charge * [ratio of increased Guaranteed Income Benefit to prior        $1,358.44
  Guaranteed Income Benefit] .



If the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge has also increased, subject to a maximum charge of 2.00%, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) charge will increase upon a step-up. (The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge continues to be used in the calculation of the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.)


Continuing the above example:



1/2/14 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit        $1,358.44
  (Managed Risk)  .
1/2/15 Recalculated Regular Income Payment (due to Account Value increase)..............  $   7,400
1/2/15 New Guaranteed Income Benefit (75% * $7,400 Regular Income Payment) .              $   5,550
Assume the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge increases from
  1.05% to 1.15%.
1/2/15 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
(Managed Risk) ($1,358.44 * ($5,550/
 $5,175) * (1.15%/1.05%)) .                                                               $1,595.63



The new annual charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) is $1,595.63 which is equal to the current annual charge of $1,358.44 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) times the percentage increase to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) current charge (1.15%/1.05%).

If the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg.
TM) Advantage (Managed Risk) percentage charge is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any additional withdrawals. Future step-ups as described in the rider would continue.


After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE (Reg. TM) Advantage will also be terminated and the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge will cease.

i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Guaranteed Income Benefit Charge for purchasers who previously purchased 4LATER (Reg. TM) Advantage. The 4LATER (Reg. TM) Guaranteed Income Benefit for purchasers who previously purchased 4LATER (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.30% for the i4LIFE (Reg. TM) Account Value Death Benefit; and 2.50% for the EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.

On and after the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the Periodic Income Commencement Date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the Contractowner elects additional 15-year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current Regular Income Payment. At the time you elect a new 15-year step-up period, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.

After the Periodic Income Commencement Date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.


Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (version 2 or 3), the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg. TM)Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.15% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; and 2.35% for the i4LIFE (Reg. TM) Advantage EGMDB.

Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase Lincoln Lifetime IncomeSM Advantage.


The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period election occurred. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.


The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%.



Other Charges and Deductions

The surrender, withdrawal or transfer of value from a Guaranteed Period may be subject to the Market Value Adjustment if applicable. See Fixed Side of the Contract.

The mortality and expense risk and administrative charge of 1.40% of the value in the VAA will be assessed on all variable Annuity Payouts (except for i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.


There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.



Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts

If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you directly or through your sales representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.

When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, an initial Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial Purchase Payment to your agent, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Certain Death Benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the Contractowner, and held in that account until instructions are received from the appropriate regulator.

Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance


Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. A registered representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.



Purchase Payments

You may make Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment is $10,000 for a non-qualified plan or
Section 403(b) transfer/rollovers; and $2,000 for any other qualified plan. The minimum annual amount for additional Purchase Payments is $100. Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.


Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are a Contractowner, joint owner, or Annuitant. If you elect a Living Benefit Rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. If you stop making Purchase Payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first. Upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.

If you elect a Living Benefit Rider (other than i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. Please see your contract or contact your registered representative for more information. If you elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Guaranteed Income Benefit has been elected.

These restrictions and limitations mean that you will be limited in your ability to increase your Contract Value (or Account Value under i4LIFE (Reg.
TM) Advantage with any version of Guaranteed Income Benefit) and/or increase the amount of any guaranteed benefit under a Living Benefit Rider by making additional Purchase Payments to the contract. You should carefully consider these limitations and restrictions, and any other limitations and restrictions of the contract, and how they may impact your long-term investment plans, especially if you intend to increase Contract Value (or Account Value under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit) by making additional Purchase Payments over a long period of time. See the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit Rider.



Valuation Date

Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.


Allocation of Purchase Payments

Purchase Payments allocated to the variable account are placed into the VAA's Subaccounts, according to your instructions. You may also allocate Purchase Payments in the fixed account, if available.

The minimum amount of any Purchase Payment which can be put into any one Subaccount is $50. The minimum amount of any Purchase Payment which can be put into a Guaranteed Period of the fixed account is $2,000, subject to state approval.


If we receive your Purchase Payment from you or your broker-dealer in Good Order at our Home Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., New York time), we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If we receive your Purchase Payment in Good Order after market close, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your Purchase Payment to your registered representative, we will generally not begin processing the Purchase Payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Purchase Payment to us, and your Purchase Payment was placed with your broker-dealer prior to market close then we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If your Purchase Payment was placed with your broker-dealer after market close, then we will use the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances, Purchase Payments received after such early market close will be processed using the Accumulation Unit Value computed on the next Valuation Date.


The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:

1.The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus

2.The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3.The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.

The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

Transfers On or Before the Annuity Commencement Date

After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received. We reserve the right to charge a $10 fee for the 13th and each additional transfer during any Contract Year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during a Contract Year.

The minimum amount which may be transferred between Subaccounts is $50 (or the entire amount in the Subaccount, if less than $50). If the transfer from a Subaccount would leave you with less than $50 in the Subaccount, we may transfer the total balance of the Subaccount. Transfers will also be subject to any restrictions that may be imposed by the funds themselves.


A transfer request may be made to our Home Office in writing, or by fax or other electronic means. A transfer request may also be made by telephone provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Home Office before the close of the New York Stock Exchange (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order after market close, we will process the request using the Accumulation Unit Value computed on the next Valuation Date.

There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances transfers received after such early market close will be processed using the Accumulation Unit Value computed on the next Valuation Date.


If your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $50 in the Subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the contract value from a fixed account to the various subaccount(s) except that the sum of the percentages of a fixed account transferred is limited to 15% of the value of that fixed account in any contract year.

Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to market value adjustment, if applicable. For a description of the market value adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Market Value Adjustment.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Telephone and Electronic Transactions

A surrender, withdrawal, or transfer request may be made to our Home Office using a fax or other electronic means. In addition, withdrawal and transfer requests may be made by telephone, subject to certain restrictions. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed to the Contractowner on the next Valuation Date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.


Market Timing

Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.


You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.


Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a Contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.


Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.


In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.

These provisions also apply during the i4LIFE (Reg. TM) Advantage Lifetime Income Period. See i4LIFE (Reg. TM) Advantage.


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the Annuitant(s) will be the owner. The owner may name a joint owner.


As Contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Non-qualified contracts may not be collaterally assigned. Assignments may have an adverse impact on any Death Benefits or benefits offered under Living Benefit Riders in this product and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.



Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant


The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us of the change, however we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the Death Benefits or benefits offered under Living Benefit Riders. See The Contracts - Death Benefit. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.



Surrenders and Withdrawals

Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.

The amount available upon the surrender/withdrawal is the cash surrender value (Contract Value, plus or minus any Market Value Adjustment, less any applicable surrender charges, account fees and premium tax charges) at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit Value computed on the next Valuation Date. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Surrenders and withdrawals from the fixed account may be subject to a Market Value Adjustment. The maximum amount which can be withdrawn without incurring any surrender charges is explained under Charges and other deductions. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with surrender of a contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.

The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.


Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable Subaccounts into the variable Subaccounts on a monthly basis or in accordance with other terms we make available.

You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged (DCA'd) is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:

 o the Annuity Commencement Date;

 o the value of the amount being DCA'd is depleted; or

 o you cancel the program by written request or by telephone if we have your telephone authorization on file.


We reserve the right to restrict access to this program at any time.


A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Market Value Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the variable Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.


The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable surrender charges and Market Value Adjustments. See Charges and Other Deductions - Surrender Charge and Fixed Side of the Contract - Market Value Adjustment. Withdrawals under AWS will be noted on your quarterly statement. AWS is available for amounts allocated to the fixed account, if applicable.


The cross-reinvestment service automatically transfers the Contract Value in a designated variable Subaccount that exceeds a baseline amount to another specific variable Subaccount at specific intervals. You specify the applicable Subaccounts, the baseline amount and the interval period. As of May 1, 2010, this service is no longer available unless the Contractowner had enrolled in this service prior to this date.


Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each variable Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually. Rebalancing events will be noted on your quarterly statement. The fixed account is not available for portfolio rebalancing.


Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously.


Asset Allocation Models

Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts and/or the fixed account. The models listed below were designed and prepared by the Company, in consultation with SSgA Funds Management, Inc., for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your broker dealer representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.

Each model invests different percentages of Contract Value in some or all of the LVIP Subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your Contract Value (and any additional Purchase Payments you make) will be allocated among certain Subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the Subaccounts. We will deduct any withdrawals you make from the Subaccounts in the asset allocation model on a pro rata basis. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.

Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.


In order to maintain the model's specified Subaccount allocation percentages, you agree to be automatically enrolled in and you thereby authorize us to automatically rebalance your Contract Value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.



The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.


The election of certain Living Benefit Riders may require that you allocate Purchase Payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts - Investment Requirements.


The models are as follows:
 o The Lincoln SSgA Conservative Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   40% in three equity Subaccounts and 60% in one fixed income Subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Moderate Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 60% in three equity Subaccounts and 40% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Moderately Aggressive Equity Index Model (formerly known as the Lincoln SSgA Moderately Aggressive Index Model) is composed of specified underlying Subaccounts representing a target allocation of approximately 80% in three equity Subaccounts and 20% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Moderately Aggressive Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   70% in three equity Subaccounts and 30% in one fixed income Subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Aggressive Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 90% in three equity Subaccounts and 10% in one fixed income Subaccount. This model seeks long term growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Structured Conservative Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   40% in seven equity Subaccounts and 60% in one fixed income Subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
 o The Lincoln SSgA Structured Moderate Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   60% in seven equity Subaccounts and 40% in one fixed income Subaccount.
   This model seeks a balance
  between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
 o The Lincoln SSgA Structured Moderately Aggressive Equity Model (formerly known as the Lincoln SSgA Structured Moderately Aggressive Model) is composed of specified underlying Subaccounts representing a target allocation of approximately 80% in seven equity Subaccounts and 20% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
 o The Lincoln SSgA Structured Moderately Aggressive Model is composed of specified underlying Subaccounts representing a target allocation of approximately 70% in seven equity Subaccounts and 30% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
 o The Lincoln SSgA Structured Aggressive Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   90% in seven equity Subaccounts and 10% in one fixed income Subaccount.
   This model seeks long term growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.

Your registered representative will have more information on the specific investments of each model.


Franklin Templeton Founding Investment Strategy: Through the Franklin Templeton Founding Investment Strategy you may allocate Purchase Payments and/or Contract Values to three underlying funds as listed below. This is not an asset allocation model. If you choose to follow this strategy you will invest 100% of your Contract Value according to the strategy. You may invest in any of the three funds without adopting the strategy. Upon selection of this program you agree to be automatically enrolled in portfolio rebalancing and authorize us to automatically rebalance your Contract Value on a quarterly basis in accordance with the strategy. Confirmation of the rebalancing will appear on your quarterly statement. You may terminate the strategy at any time and reallocate your Contract Value to other investment options. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. You should consult with your registered representative to determine if this strategy is suitable for you. If you are seeking a more aggressive strategy, this strategy may not be appropriate for you.




                                             % of Contract Value
                                            --------------------
      Franklin Income VIP Fund.............         34%
      Franklin Mutual Shares VIP Fund......         33%
      LVIP Templeton Growth RPM Fund.......         33%


Death Benefit

The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to i4LIFE (Reg. TM) Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.


 UPON DEATH OF:    AND...
Contractowner     There is a surviving joint owner
 Contractowner     There is no surviving joint owner
Contractowner     There is no surviving joint owner
                  and the Beneficiary predeceases the
                  Contractowner
 Annuitant         The Contractowner is living
Annuitant         The Contractowner is living
 Annuitant**       The Contractowner is a trust or
                  other non-natural person



 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
Contractowner     The Annuitant is living or deceased    joint owner
 Contractowner     The Annuitant is living or deceased    designated Beneficiary
Contractowner     The Annuitant is living or deceased    Contractowner's estate
 Annuitant         There is no contingent Annuitant       The youngest Contractowner
                                                         becomes the contingent Annuitant
                                                         and the contract continues. The
                                                         Contractowner may waive* this
                                                         continuation and receive the Death
                                                         Benefit proceeds.
Annuitant         The contingent Annuitant is living     contingent Annuitant becomes the
                                                         Annuitant and the contract continues
 Annuitant**       No contingent Annuitant allowed        designated Beneficiary
                  with non-natural Contractowner

* Notification from the Contractowner to select the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

** Death of Annuitant is treated like death of the Contractowner.



If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. You can choose the Death Benefit. Only one Death Benefit may be in effect at any one time and this Death Benefit terminates if you elect i4LIFE (Reg. TM) Advantage or elect any other annuitization option. Generally, the more expensive the Death Benefit the greater the protection.

You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.

You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.

Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.

If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The contract terminates when any Death Benefit is paid due to the death of the Annuitant.


A Death Benefit payable on the death of the Annuitant will not be paid if the Annuitant has been changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior Annuitant.


Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the EGMDB is in effect, the Death Benefit paid will be the greatest of:
 o the Contract Value as of the Valuation Date we approve the payment of the claim; or
 o the sum of all Purchase Payments less the sum of all withdrawals, partial annuitizations and premium tax incurred; or
 o the highest Contract Value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) for ages up to, and including, the deceased's age 80. The highest Contract Value is increased by Purchase Payments and is decreased by partial withdrawals, partial annuitizations, and any premium taxes incurred on or subsequent to the anniversary date on which the highest Contract Value is obtained.

Estate Enhancement Benefit Rider (EEB Rider). The amount of Death Benefit payable under this rider is the greatest of the following amounts:
 o the current Contract Value as of the Valuation Date we approve the payment of the claim; or
 o the sum of all Purchase Payments reduced by the sum of all withdrawals; or
 o the highest Contract Value on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner or Annuitant for whom a death claim is approved for payment. The highest Contract Value is adjusted for certain transactions. It is increased by Purchase Payments made on or after that contract anniversary on which the highest Contract Value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date on a dollar for dollar basis; or
 o the current Contract Value as of the Valuation Date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:
  o the contract earnings; or
  o the covered earnings limit.

Note: If there are no contract earnings, there will not be an amount provided under this item.

All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

The Enhancement Rate is based on the age of the oldest Contractowner, joint owner (if applicable), or Annuitant on the date when the rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB rider is not available if the oldest Contractowner, joint owner (if applicable), or Annuitant is age 76 or older at the time the rider would become effective.

Contract earnings equal:
 o the Contract Value as of the date of death of the individual for whom a death claim is approved by us for payment; minus

 o the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); minus
 o each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

     (i) is the Contract Value immediately prior to the withdrawal; and

     (ii) is the amount of Purchase Payments made into the contract prior to the withdrawal.

The covered earnings limit equals 200% of:
 o the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); plus
 o each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the Contractowner, joint owner (if applicable) or Annuitant; minus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

     (i) is the Contract Value immediately prior to the withdrawal; and

     (ii) is the amount of Purchase Payments made into the contract prior to the withdrawal.


Only the Contract Value as of the Valuation Date we approve the payment of the death claim is available as a Death Benefit if a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant. If your Contract Value equals zero, no Death Benefit will be paid.

The EEB rider may not be available in all states. Please check with your registered representative regarding availability of this rider. The EEB rider can only be elected at the time the contract is purchased. The EEB Rider is not available if you have elected i4LIFE (Reg. TM) Advantage.


The EEB rider may not be terminated unless you surrender the contract or the contract is in the Annuity Payout period.

Accumulated Benefit Enhancement (ABE). This is no longer available unless you had elected this Death Benefit option prior to January 15, 2003. An Accumulated Benefit Enhancement may also be available for non-qualified i4LIFE (Reg. TM) Advantage contracts. See i4LIFE (Reg. TM) Advantage. There is no additional charge for this benefit.

Whenever this ABE Death Benefit is in effect, the Death Benefit amount will be the greater of the Death Benefit chosen under the contract and this ABE Death Benefit. Any Death Benefit will be paid in the manner defined within the contract (see the discussions on Death Benefits Before the Annuity Commencement Date and General Death Benefit Information in the prospectus).

Upon the death of any Contractowner, joint owner or Annuitant, the ABE Death Benefit will be equal to the sum of all Purchase Payments made under the new contract, plus the Enhancement Amount minus all withdrawals, including any applicable charges and any premium tax incurred. However, if the death occurs in the first Contract Year, only 75% of the Enhancement Amount will be used to calculate the ABE Death Benefit.

The Enhancement Amount is equal to the excess of the prior contract's documented Death Benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's Death Benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value received by us is less than 95% of the documented cash value from the prior insurance company, the prior contract's Death Benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Death Benefit to be effective, documentation of the Death Benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include:
 o the prior company's periodic customer statement;
 o a statement on the prior company's letterhead;
 o or a printout from the prior company's website.

This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount. Under the new contract, upon the death of any Contractowner, joint owner or Annuitant who was not a Contractowner or Annuitant on the effective date of the new contract, the ABE Death Benefit will be equal to the Contract Value under the new contract as of the date the death claim is approved by us for payment (unless the change occurred because of the death of a Contractowner, joint owner or Annuitant). If any Contractowner, joint owner or Annuitant is changed due to a death and the new Contractowner, joint owner or Annuitant is age 76 or older when added to the contract, then the ABE Death Benefit for this new Contractowner, joint owner or Annuitant will be equal to the contract value as of the date the death claim is approved by us for payment.

The ABE Death Benefit will terminate on the earliest of:
 o the Valuation Date the selected Death Benefit option of the contract is changed; or
 o the Annuity Commencement Date.


It is important to realize that even with the ABE Enhancement Amount, your Death Benefit will in many cases be less than the Death Benefit from your prior company. This is always true in the first year, when only 75% of the Enhancement Amount is available.



General Death Benefit Information


Only one of these Death Benefits may be in effect at any one time. This benefit terminates if you elect i4LIFE (Reg. TM) Advantage or if you elect an annuitization option. i4LIFE (Reg. TM) Advantage provides Death Benefit options during the Access Period. Please see the i4LIFE (Reg. TM) Advantage - i4LIFE (Reg. TM) Advantage Death Benefit section of this prospectus for more information.


If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole Contractowner. Upon the death of the spouse who continues the contract, we will pay a Death Benefit to the designated Beneficiary(s).


If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. The U.S. Supreme Court recently held that same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.

Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value. If the contract is continued in this way the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit.

If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the Annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current Contract Value (after crediting any Death Benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving Annuitant is 76 or older, the EEB Death Benefit will be reduced to the EGMDB and your total annual charge will be reduced to the EGMBD charge that was in effect at the time you purchased your contracts.


The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in good order. To be in Good Order, we require all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
 o If any Beneficiary dies before the Contractowner, that Beneficiary's interest will go to any other Beneficiaries named, according to their respective interests; and/or
 o If no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner's estate.

If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the Contractowner has already selected a settlement option, the Beneficiary may choose the method of payment of the Death Benefit. The Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner's date of death unless the Beneficiary begins receiving within one year of the Contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary's life expectancy.

Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the Death Benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.


Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be "escheated". This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.

To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by filing a written request with our Home Office.

SecureLine (Reg. TM). As of February 3, 2014, SecureLine (Reg. TM) is no longer offered. Prior to February 3, 2014, in the case of a death of one of the parties to the annuity contract, if the recipient of the Death Benefit had elected a lump sum settlement and the Death Benefit was over $10,000, the proceeds were placed into a SecureLine (Reg. TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service that helped the recipient manage the Death Benefit proceeds. With SecureLine (Reg. TM), an interest bearing account was established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.


Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine (Reg.
TM) account is not necessarily that credited to the fixed account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.


Investment Requirements


If you purchase a Living Benefit Rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit), you will be subject to Investment Requirements. This requirement means you will be limited in your choice of Subaccount investments and in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit Rider.


If you elect a Living Benefit Rider, Investment Requirements apply whether you purchase the rider at contract issue or add it to an existing contract. The Living Benefit Rider you purchase and the date of purchase will determine which Investment Requirements Option will apply to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchase i4LIFE (Reg. TM) without Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future.

Certain of the underlying funds that are included in the Investment Requirements, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds' overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns. These risk management strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The success of the adviser's risk management strategy depends, in part, on the adviser's ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund's benefit. There is no guarantee that the strategy can achieve or maintain the fund's optimal risk targets. The fund's performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the adviser may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the fund may not perform as expected.

These funds are included under Investment Requirements (particularly in the Investment Requirements for the Managed Risk riders) in part, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider. Our financial interest in reducing loss and the volatility of overall Contract Values, in light of our obligations to provide benefits under the riders, may be deemed to present a potential conflict of interest with respect to the interests of Contractowners. In addition, any negative impact to the underlying funds as a result of the risk management strategies may limit contract values, which in turn may limit your ability to achieve step-ups of the benefit base under a Living Benefit Rider. For more information about the funds and the investment strategies they employ, please refer to the funds' current prospectuses. Fund prospectuses are available by contacting us.


Under each option, we have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your Contract Value and Purchase Payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.


The chart below is provided to help you determine which option of Investment Requirements, if any, applies to the Living Benefit Rider you purchase. If you do not elect a Living Benefit Rider, the Investment Requirements will not apply to your contract. Different Investment Requirements may apply if you drop one rider and elect another rider.




                                                                                                       YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                         AND THE DATE OF ELECTION IS...               INVESTMENT REQUIREMENTS
4LATER (Reg. TM) Advantage (Managed Risk)               On or after July 16, 2012                     Option 3 for Managed Risk
                                                                                                      riders
 i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit    On or after May 21, 2012                      Option 3 for Managed Risk
(Managed Risk)                                                                                        riders
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed        On or after April 2, 2012                     Option 3 for Managed Risk
Risk)                                                                                                 riders

Lincoln Lifetime IncomeSM Advantage 2.0                 On or after November 15, 2010                 Option 3
 Lincoln Lifetime IncomeSM Advantage                     February 19, 2008 through January 19, 2009    Option 2
                                                        On or after January 20, 2009                  Option 3
Lincoln SmartSecurity (Reg. TM) Advantage               Prior to April 10, 2006                       N/A
                                                        April 10, 2006 through January 19, 2009       Option 1
                                                        On or after January 20, 2009                  Option 3

 IF YOU ELECT...                                                    AND THE DATE OF ELECTION IS...
4LATER (Reg. TM) Advantage                                         April 10, 2006 through January 19, 2009
                                                                   On or after January 20, 2009
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.1)    Prior to April 10, 2006
                                                                   On or after April 10, 2006
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.2)    April 10, 2006 through January 19, 2009
                                                                   On or after January 20, 2009
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.3)    October 6, 2008 through January 19, 2009
                                                                   On or after January 20, 2009
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.4)    On or after November 15, 2010



                                                                    YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                                   INVESTMENT REQUIREMENTS
4LATER (Reg. TM) Advantage                                         Option 1
                                                                   Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.1)    N/A
                                                                   Option 1
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.2)    Option 1
                                                                   Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.3)    Option 2
                                                                   Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.4)    Option 3

Investment Requirements - Option 1

No more than 35% of your Contract Value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following Subaccounts ("Limited Subaccounts") (Note: not all Subaccounts are available with all contracts):

 o AllianceBernstein VPS Global Thematic Growth Portfolio

 o AllianceBernstein VPS Small/Mid Cap Value Portfolio

 o American Funds Global Growth Fund
 o American Funds Global Small Capitalization Fund
 o American Funds International Fund
 o Delaware VIP (Reg. TM) Emerging Markets Series
 o Delaware VIP (Reg. TM) High Yield Series
 o Delaware VIP (Reg. TM) International Value Equity Series
 o Delaware VIP (Reg. TM) REIT Series
 o Delaware VIP (Reg. TM) Small Cap Value Series
 o Delaware VIP (Reg. TM) Smid Cap Growth Series

 o Fidelity (Reg. TM) VIP Mid-Cap Portfolio
 o Franklin Income VIP Fund
 o Franklin Mutual Shares VIP Fund
 o Invesco V.I. International Growth Fund

 o Janus Aspen Enterprise Portfolio
 o Janus Aspen Global Research Portfolio
 o LVIP Baron Growth Opportunities Fund
 o LVIP BlackRock Emerging Markets RPM Fund
 o LVIP Clarion Global Real Estate Fund
 o LVIP Columbia Small-Mid Cap Growth RPM Fund
 o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund

 o LVIP Delaware Special Opportunities Fund
 o LVIP Dimensional Non-U.S. Equity RPM Fund
 o LVIP JPMorgan High Yield Fund
 o LVIP JPMorgan Mid Cap Value RPM Fund

 o LVIP Managed Risk Profile 2040 Fund
 o LVIP MFS International Growth Fund

 o LVIP Mid-Cap Value Fund
 o LVIP Mondrian International Value Fund

 o LVIP Multi-Manager Global Equity RPM Fund
 o LVIP SSgA Developed International 150 Fund

 o LVIP SSgA Emerging Markets 100 Fund
 o LVIP SSgA International Index Fund
 o LVIP SSgA Small-Cap Index Fund
 o LVIP SSgA Small-Mid Cap 200 Fund
 o LVIP T. Rowe Price Structured Mid-Cap Growth Fund
 o LVIP Templeton Growth RPM Fund
 o LVIP Vanguard International Equity ETF Fund

 o MFS (Reg. TM) VIT Growth Series

 o MFS (Reg. TM) VIT Utilities Series

 o Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio

 o Putnam VT Global Health Care Fund

 o Templeton Growth VIP Fund

All other variable Subaccounts will be referred to as "Non-Limited Subaccounts" except DWS Alternative Asset Allocation VIP Portfolio, PIMCO VIT Commodity Real Return (Reg. TM) Strategy Portfolio and ClearBridge Variable Mid Cap Core Portfolio which are not available. The Lincoln SSgA Aggressive Index Model, the Lincoln SSgA Structured Aggressive Model and the Franklin Templeton Founding Investment Strategy are also unavailable for investment.


You can select the percentages of Contract Value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total Contract Value. On each quarterly anniversary of the effective date of any of these benefits, if the Contract Value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your Contract Value so that the Contract Value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total Contract Value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.

If rebalancing is required, the Contract Value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the Contract Value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no Contract Value in the Non-Limited Subaccounts at that time, all Contract Value removed from the Limited Subaccounts will be placed in the Delaware VIP (Reg. TM) Limited-Term Diversified Income Series Subaccount. We reserve the right to designate a different investment option other than the Delaware VIP (Reg. TM) Limited-Term Diversified Income Series as the default investment option should there be no Contract Value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement.


We may move Subaccounts on or off the Limited Subaccount list, exclude Subaccounts and asset allocation models from being available for investment, change the number of Limited Subaccount groups, change the percentages of Contract Value allowed in the Limited Subaccounts or change the frequency of the Contract Value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1.drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2.submit your own reallocation instructions for the Contract Value in excess of 35% in the Limited Subaccounts; or

3.take no action and be subject to the quarterly rebalancing as described above.


Investment Requirements - Option 2

You can select the percentages of Contract Value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts in a group must comply with the specified minimum or maximum percentages for that group.


In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not contain any Subaccounts that meet the Investment Requirements, then that portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP (Reg. TM) Limited-Term Diversified Income Series as the default investment option (or any other Subaccount that we may designate for that purpose). These investments will become your allocation instructions until you tell us otherwise.


We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements;

2. submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. if you take no action, such changes will apply only to additional Purchase Payments or to future transfers of contract value. You will not be required to change allocations to existing Subaccounts, but you will not be allowed to add money, by either an additional Purchase Payment or a contract transfer, in excess of the new percentage applicable to a Subaccount or Subaccount group. This does not apply to Subaccounts added to Investment Requirements on or after June 30, 2009.

4. for Subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.

At this time, the Subaccount groups are as follows:


 Group 1                                                   Group 2
Investments must be at least 25% of Contract              Investments cannot exceed 75% of Contract
Value or Account Value (if i4LIFE (Reg. TM) Advantage     Value or Account Value (if i4LIFE (Reg. TM) Advantage
with Guaranteed Income Benefit is in effect)              with Guaranteed Income Benefit is in effect)
--------------------------------------------------------- -------------------------------------------------------
 Delaware VIP (Reg. TM) Diversified Income Series          All other Subaccounts except those in Group 3
 Delaware VIP (Reg. TM) High Yield Series                 and as discussed below.
 Delaware VIP (Reg. TM) Limited-Term Diversified Income
  Series
 LVIP BlackRock Inflation Protected Bond Fund
 LVIP Delaware Bond Fund
 LVIP Delaware Diversified Floating Rate Fund
 LVIP Dimensional/Vanguard Total Bond Fund
 LVIP Global Income Fund
 LVIP PIMCO Low Duration Bond Fund
 LVIP SSgA Bond Index Fund
 Templeton Global Bond VIP Fund



 Group 1                                                   Group 3
Investments must be at least 25% of Contract              Investments cannot exceed 10% of Contract
Value or Account Value (if i4LIFE (Reg. TM) Advantage     Value or Account Value (if i4LIFE (Reg. TM) Advantage
with Guaranteed Income Benefit is in effect)              with Guaranteed Income Benefit is in effect)
--------------------------------------------------------- ------------------------------------------------------
 Delaware VIP (Reg. TM) Diversified Income Series          Delaware VIP (Reg. TM) REIT Series
 Delaware VIP (Reg. TM) High Yield Series                 DWS Alternative Asset Allocation VIP Portfolio
 Delaware VIP (Reg. TM) Limited-Term Diversified Income   LVIP BlackRock Emerging Markets RPM Fund
  Series                                                  LVIP SSgA Emerging Markets 100 Fund
 LVIP BlackRock Inflation Protected Bond Fund
 LVIP Delaware Bond Fund
 LVIP Delaware Diversified Floating Rate Fund
 LVIP Dimensional/Vanguard Total Bond Fund
 LVIP Global Income Fund
 LVIP PIMCO Low Duration Bond Fund
 LVIP SSgA Bond Index Fund
 Templeton Global Bond VIP Fund



The PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio and the ClearBridge Variable Mid Cap Core Portfolio are not available. The fixed account is only available for dollar cost averaging.

To satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the Subaccounts on the following list, as applicable to your contract. If you allocate less than 100% of Contract Value to or among these Subaccounts, then these Subaccounts will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. In addition, you can allocate 100% of your Contract Value to the Franklin Templeton Founding Investment Strategy (Franklin Income VIP Fund 34%, LVIP Templeton Growth RPM Fund 33% and Franklin Mutual Shares VIP Fund 33%).

o BlackRock Global Allocation V.I. Fund

o Delaware VIP (Reg. TM) Diversified Income Series
o Delaware VIP (Reg. TM) High Yield Series
o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series

o Franklin Income VIP Fund
o LVIP BlackRock Global Allocation V.I. RPM Fund

o LVIP BlackRock Inflation Protected Bond Fund
o LVIP Delaware Bond Fund
o LVIP Delaware Diversified Floating Rate Fund
o LVIP Dimensional/Vanguard Total Bond Fund
o LVIP Global Income Fund

o LVIP Managed Risk Profile 2010 Fund
o LVIP Managed Risk Profile 2020 Fund
o LVIP Managed Risk Profile 2030 Fund
o LVIP Managed Risk Profile 2040 Fund

o LVIP Managed Risk Profile Conservative Fund
o LVIP Managed Risk Profile Growth Fund
o LVIP Managed Risk Profile Moderate Fund
o LVIP PIMCO Low Duration Bond Fund

o LVIP SSgA Bond Index Fund
o LVIP SSgA Global Tactical Allocation RPM Fund
o LVIP SSgA Conservative Index Allocation Fund
o LVIP SSgA Conservative Structured Allocation Fund
o LVIP SSgA Moderate Index Allocation Fund
o LVIP SSgA Moderate Structured Allocation Fund
o LVIP SSgA Moderately Aggressive Index Allocation Fund

o LVIP SSgA Moderately Aggressive Structured Allocation Fund
o Templeton Global Bond VIP Fund

To satisfy these Investment Requirements, Contract Value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the Contract Value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Structured Moderately Aggressive Equity Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Moderately Aggressive Index Model and Lincoln SSgA Moderately Aggressive Equity Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Managed Risk Profile Moderate Fund, the LVIP Managed Risk Profile Conservative Fund, the LVIP SSgA Conservative Structured Allocation Fund, the LVIP SSgA Conservative Index Allocation Fund (each a fund of funds) or the Franklin Income VIP Fund or to one of the following models: Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Structured Conservative Model, and Lincoln SSgA Structured Moderate Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.

Investment Requirements - Option 3


If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER (Reg.
TM) Advantage (Managed Risk) you must allocate your Contract Value in accordance with the Investment Requirements for Managed Risk Riders section below.

If you elect any other Living Benefit Rider, you must allocate your Contract Value in accordance with the Investment Requirements for other Living Benefit Riders section below. For all Living Benefit Riders, you can select the percentages of Contract Value (or Account Value if i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.


You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.


In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not contain any Subaccounts that meet the Investment Requirements then that portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP (Reg.
TM) Limited-Term Diversified Income Series as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.


We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements; or

2. submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.

Option 3 - Investment Requirements for Managed Risk Riders (formerly Protected Funds Riders). If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk), i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk), or 4LATER (Reg. TM) Advantage (Managed Risk), you must currently allocate your Contract Value among one or more of the following Subaccounts only.




 Group 1                                                   Group 2
Investments must be at least 30% of Contract              Investments cannot exceed 70% of Contract
Value or Account Value (if i4LIFE (Reg. TM) Advantage     Value or Account Value (if i4LIFE (Reg. TM) Advantage
Guaranteed Income Benefit (Managed Risk) is               Guaranteed Income Benefit (Managed Risk) is
in effect)                                                in effect)
--------------------------------------------------------- -------------------------------------------------------
 Delaware VIP (Reg. TM) Diversified Income Series          LVIP American Century VP Mid Cap Value RPM
 Delaware VIP (Reg. TM) Limited-Term Diversified Income   Fund
  Series                                                  LVIP BlackRock Equity Dividend RPM Fund
 LVIP BlackRock Inflation Protected Bond Fund             LVIP BlackRock Global Allocation V.I. RPM Fund
 LVIP Delaware Bond Fund                                  LVIP ClearBridge Variable Appreciation RPM
 LVIP Delaware Diversified Floating Rate Fund             Fund
 LVIP Dimensional/Vanguard Total Bond Fund                LVIP Columbia Small-Mid Cap Growth RPM Fund
 LVIP Global Income Fund                                  LVIP Dimensional Non-U.S. Equity RPM Fund
 LVIP PIMCO Low Duration Bond Fund                        LVIP Dimensional U.S. Equity RPM Fund
 LVIP SSgA Bond Index Fund                                LVIP Franklin Mutual Shares VIP RPM Fund
                                                          LVIP Invesco Diversified Equity-Income RPM
                                                          Fund
                                                          LVIP Invesco V.I. Comstock RPM Fund
                                                          LVIP JPMorgan Mid Cap Value RPM Fund
                                                          LVIP MFS International Growth RPM Fund
                                                          LVIP Managed Risk Profile Conservative Fund
                                                          LVIP Managed Risk Profile Growth Fund
                                                          LVIP Managed Risk Profile Moderate Fund
                                                          LVIP Multi-Manager Global Equity RPM Fund
                                                          LVIP SSgA Global Tactical Allocation RPM Fund
                                                          LVIP SSgA International RPM Fund
                                                          LVIP SSgA Large Cap RPM Fund
                                                          LVIP SSgA Small-Cap RPM Fund
                                                          LVIP Templeton Growth RPM Fund
                                                          LVIP UBS Large Cap Growth RPM Fund
                                                          LVIP VIP Contrafund (Reg. TM) RPM Portfolio
                                                          LVIP VIP Mid Cap RPM Portfolio



 Group 1                                                   Group 3
Investments must be at least 30% of Contract              Investments cannot exceed 10% of Contract
Value or Account Value (if i4LIFE (Reg. TM) Advantage     Value or Account Value (if i4LIFE (Reg. TM) Advantage
Guaranteed Income Benefit (Managed Risk) is               Guaranteed Income Benefit (Managed Risk is in
in effect)                                                effect)
--------------------------------------------------------- ------------------------------------------------------
 Delaware VIP (Reg. TM) Diversified Income Series          LVIP BlackRock Emerging Markets RPM Fund
 Delaware VIP (Reg. TM) Limited-Term Diversified Income
  Series
 LVIP BlackRock Inflation Protected Bond Fund
 LVIP Delaware Bond Fund
 LVIP Delaware Diversified Floating Rate Fund
 LVIP Dimensional/Vanguard Total Bond Fund
 LVIP Global Income Fund
 LVIP PIMCO Low Duration Bond Fund
 LVIP SSgA Bond Index Fund



The fixed account is only available for dollar cost averaging.


As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE (Reg. TM) Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.

o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series
o Delaware VIP (Reg. TM) Diversified Income Series
o LVIP BlackRock Global Allocation V.I. RPM Fund
o LVIP BlackRock Inflation Protected Bond Fund
o LVIP Delaware Bond Fund
o LVIP Delaware Diversified Floating Rate Fund
o LVIP Dimensional/Vanguard Total Bond Fund

o LVIP Global Income Fund
o LVIP Managed Risk Profile Conservative Fund
o LVIP Managed Risk Profile Growth Fund
o LVIP Managed Risk Profile Moderate Fund
o LVIP PIMCO Low Duration Bond Fund
o LVIP SSgA Bond Index Fund

o LVIP SSgA Global Tactical Allocation RPM Fund

Option 3 - Investment Requirements for other Living Benefit Riders. If you elected a Living Benefit Rider other than Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk), i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk), or 4LATER (Reg. TM) Advantage (Managed Risk), you must currently allocate your Contract Value among one or more of the following Subaccounts only:




 Group 1                                                   Group 2
Investments must be at least 30% of Contract              Investments cannot exceed 70% of Contract
Value or Account Value (if i4LIFE (Reg. TM) Advantage     Value or Account Value (if i4LIFE (Reg. TM) Advantage
with Guaranteed Income Benefit is in effect)              with Guaranteed Income Benefit is in effect)
--------------------------------------------------------- -------------------------------------------------------
 Delaware VIP (Reg. TM) Diversified Income Series          All other Subaccounts except those in Group 3
 Delaware VIP (Reg. TM) Limited-Term Diversified Income   and as described below.
  Series
 LVIP BlackRock Inflation Protected Bond Fund
 LVIP Delaware Bond Fund
 LVIP Delaware Diversified Floating Rate Fund
 LVIP Dimensional/Vanguard Total Bond Fund
 LVIP Global Income Fund
 LVIP PIMCO Low Duration Bond Fund
 LVIP SSgA Bond Index Fund
 Templeton Global Bond VIP Fund*



 Group 1                                                   Group 3
Investments must be at least 30% of Contract              Investments cannot exceed 10% of Contract
Value or Account Value (if i4LIFE (Reg. TM) Advantage     Value or Account Value (if i4LIFE (Reg. TM) Advantage
with Guaranteed Income Benefit is in effect)              with Guaranteed Income Benefit is in effect)
--------------------------------------------------------- ------------------------------------------------------
 Delaware VIP (Reg. TM) Diversified Income Series          AllianceBernstein VPS Global Thematic Growth
 Delaware VIP (Reg. TM) Limited-Term Diversified Income   Portfolio
  Series                                                  Delaware VIP (Reg. TM) Emerging Markets Series
 LVIP BlackRock Inflation Protected Bond Fund             Delaware VIP (Reg. TM) REIT Series
 LVIP Delaware Bond Fund                                  DWS Alternative Asset Allocation VIP Portfolio
 LVIP Delaware Diversified Floating Rate Fund             LVIP BlackRock Emerging Markets RPM Fund
 LVIP Dimensional/Vanguard Total Bond Fund                LVIP Clarion Global Real Estate Fund
 LVIP Global Income Fund                                  LVIP SSgA Emerging Markets 100 Fund
 LVIP PIMCO Low Duration Bond Fund                        MFS (Reg. TM) VIT Utilities Series
 LVIP SSgA Bond Index Fund
 Templeton Global Bond VIP Fund*



*The Templeton Global Bond VIP Fund is not available with riders purchased on or after June 30, 2009.


The PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio, Franklin Templeton Founding Investment Strategy, and ClearBridge Variable Mid Cap Core Portfolio are not available. The fixed account is only available for dollar cost averaging.

As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE (Reg. TM) Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.

o BlackRock Global Allocation V.I. Fund
o Delaware VIP (Reg. TM) Diversified Income Series
o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series
o LVIP BlackRock Global Allocation V.I. RPM Fund
o LVIP BlackRock Inflation Protected Bond Fund
o LVIP Delaware Bond Fund
o LVIP Delaware Diversified Floating Rate Fund
o LVIP Dimensional/Vanguard Total Bond Fund
o LVIP Global Income Fund
o LVIP Managed Risk Profile 2010 Fund
o LVIP Managed Risk Profile 2020 Fund
o LVIP Managed Risk Profile Conservative Fund
o LVIP Managed Risk Profile Growth Fund

o LVIP Managed Risk Profile Moderate Fund
o LVIP PIMCO Low Duration Bond Fund
o LVIP SSgA Bond Index Fund

o LVIP SSgA Global Tactical Allocation RPM Fund
o LVIP SSgA Conservative Index Allocation Fund
o LVIP SSgA Conservative Structured Allocation Fund
o LVIP SSgA Moderate Index Allocation Fund
o LVIP SSgA Moderate Structured Allocation Fund
o LVIP SSgA Moderately Aggressive Index Allocation Fund
o LVIP SSgA Moderately Aggressive Structured Allocation Fund

o Templeton Global Bond VIP Fund*

*The Templeton Global Bond VIP Fund is not available with riders purchased on or after June 30, 2009.

To satisfy these Investment Requirements, Contract Value may be allocated in accordance with certain asset allocation models (depending on when you purchased your contract) made available to you by your broker dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Managed Risk Profile Conservative Fund, the LVIP SSgA Conservative Structured Allocation Fund or the LVIP SSgA Conservative Index Allocation Fund (each a fund of funds), or, if your contract was purchased prior to November 15, 2010, to one of the following models: Lincoln SSgA Conservative Index Model and the Lincoln SSgA Structured Conservative Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.

Living Benefit Riders


The optional Living Benefit Riders offered under this variable annuity contract are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, and Lincoln SmartSecurity (Reg. TM) Advantage) or a minimum Annuity Payout (i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage (Managed Risk) and 4LATER (Reg. TM) Advantage). Living Benefit Riders which are no longer available for purchase include:
Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER (Reg. TM) Advantage. Certain versions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit may also be unavailable unless guaranteed under a prior rider you purchased. You may not elect more than one Living Benefit Rider at any one time. Upon election of a Living Benefit Rider, you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit).

Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Terms and conditions may change after the contract is purchased.

The benefits and features of the optional Living Benefit Riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.

The Living Benefit Riders provide different methods to take income from your Contract Value or receive lifetime payments and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. Before you elect a rider, or terminate your existing rider to elect a new rider, you should carefully review the terms and conditions of each rider. If you elect a rider at contract issue, then the rider will be effective on the contract's effective date.


Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a Living Benefit Rider available for purchase in your contract that provides:

 o Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base (a value equal to either your initial Purchase Payment or Contract Value, if elected after the contract's effective date);
 o A 5% Enhancement to the Income Base (less Purchase Payments received in that year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in that year and the rider is within the Enhancement Period;
 o Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base after the 5% Enhancement;

 o Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).

Prior to May 12, 2014, this rider was called Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. A prior version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, provided lower Guaranteed Annual Income percentages with less restrictive Investment Requirements. All terms that apply to Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) apply to Lincoln Lifetime IncomeSM Advantage 2.0 except as noted. Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase.

Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement.

In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), the Purchase Payment or Contract Value (if purchased after the contract is issued) must be at least $25,000. This rider provides guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner (joint life option) regardless of the investment performance of the contract, provided certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial Purchase Payment (or Contract Value if elected after contract issue), increased by subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described later in this prospectus).


This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life option, you may receive Guaranteed Annual Income payments for your lifetime. If you purchase the joint life option, Guaranteed Annual Income amounts for the lifetimes of you and your spouse will be available.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement. The cost of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may be higher than other Living Benefit Riders that you may purchase in your contract. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders.

Availability. If you are interested in this rider, you must elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is only available for election at the time the contract is purchased.

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be at least age 50 and age 85 or younger at the time this rider is elected. You cannot elect the rider and any other Living Benefit Rider offered in your contract at the same time. You may not elect the rider if you have also elected i4LIFE (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage (Managed Risk), which are Annuity Payout options. There is no guarantee that Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) available to new purchasers.

If you purchased Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, you are not eligible to purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) as there would be no additional benefit to you.

If you own a Living Benefit Rider (other than Lincoln Lifetime IncomeSM Advantage 2.0) and you wish to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you must first terminate your existing Living Benefit Rider. You must wait at least 12 months after this termination, and also comply with your existing Living Benefit Rider's termination rules, before you will be able to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). For further information on termination rules, see the "Termination" section associated with your Living Benefit Rider. In all cases, by terminating your existing Living Benefit Rider, you will no longer be entitled to any of the benefits that have accrued under that rider.

If you purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you will be limited in your ability to invest within the Subaccounts offered within your contract. You will be required to adhere to Investment Requirements - Option 3 for Managed Risk Riders. If you purchased Lincoln Lifetime IncomeSM Advantage 2.0 you are required to adhere to Investment Requirements - Option 3 for other Living Benefit Riders.

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued the rider will be effective on the next Valuation Date following approval by us.


Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.


Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Income Base will equal the Contract Value on the effective date of the rider. The maximum Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.


Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional

Purchase Payments equal or exceed $100,000, the rider charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.


Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.


Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the percentage charge may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional Purchase Payments occur. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.


5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in that year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86, if there were no withdrawals in that year and the rider is within the Enhancement Period. The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.


If you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the rider charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) must still be living and be under age 86.


Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value including a Guaranteed Annual Income payment. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.


The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):

Initial Purchase Payment = $100,000; Income Base = $100,000

Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000

Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase
Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

The 5% Enhancement will be in effect for 10 years (the Enhancement Period) from the effective date of the rider. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amount section below.


If during the first 10 Benefit Years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the 10th Benefit Year anniversary the annual rider percentage charge may increase to the current charge each year if the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.

If your percentage charge for this rider is increased due to a 5% Enhancement that occurs after the 10th Benefit Year anniversary, you may opt-out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement. You may not opt-out of the 5% Enhancement if the current charge for the rider increases due to additional Purchase Payment made during that Benefit Year that exceeds the $100,000 Purchase Payment restriction after the first Benefit Year. See Income Base section for more details.

Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:

   a.the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are still living and under age 86; and

   b.the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).


Each time the Income Base is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.


Each time the Automatic Annual Step-up occurs a new Enhancement Period starts. The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.


If your percentage charge for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. As stated above, if you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the rider charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. See the earlier Income Base section. You may not opt-out of the Automatic Annual Step-up if an additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.


Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments):



                                                                                        Potential
                                            Contract   Income Base with                 for Charge
                                              Value     5% Enhancement    Income Base   to Change
                                           ---------- ------------------ ------------- -----------
      Initial Purchase Payment $50,000 .    $50,000          N/A            $50,000        N/A
      1st Benefit Year anniversary........  $54,000         $52,500         $54,000        Yes
      2nd Benefit Year anniversary........  $53,900         $56,700         $56,700        No
      3rd Benefit Year anniversary........  $56,000         $59,535         $59,535        No
      4th Benefit Year anniversary........  $64,000         $62,512         $64,000        Yes


On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.

Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as your Guaranteed Annual Income amount is greater than zero. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turns age 55.



The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse's age (joint life option) at the time of the withdrawal. For example, if you purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) on or after May 20, 2013, at age 60 (single life option), your Guaranteed Annual Income percentage is 4% (see the table below). If you waited until you were age 70 (single life option) to make your first withdrawal your Guaranteed Annual Income percentage would be 5%. During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any Purchase Payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.


Guaranteed Annual Income Percentages by Ages for rider elections on or after
                                 May 20, 2013:



             Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)



                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.50%                 55 - under 591/2                 3.50%
     591/2 - 64                   4.00%                    591/2 - 64                    4.00%
         65+                      5.00%                     65 - 74                      4.50%
                                                              75+                        5.00%

                    Lincoln Lifetime IncomeSM Advantage 2.0


                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.00%                 55 - under 591/2                 3.00%
     591/2 - 64                   3.50%                    591/2 - 64                    3.50%
       65 - 69                    4.50%                     65 - 69                      4.00%
         70+                      5.00%                       70+                        4.50%


Note that Guaranteed Annual Income percentages for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.


If your Contract Value is reduced to zero because of market performance or rider charges, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse's life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.


Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the Contract Value. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount.


The following example shows the calculation of the Guaranteed Annual Income amount for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the Contract Value. The Contractowner is age 60 (4% Guaranteed Annual Income percentage for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)) elected on or after May 20, 2013, on the rider's effective date, and makes an initial Purchase Payment of $200,000 into the contract:

    Contract Value on the rider's effective date....................    $200,000
    Income Base on the rider's effective date.......................    $200,000
    Initial Guaranteed Annual Income amount on the rider's effective
    date ($200,000 x 4%) .                                              $  8,000
    Contract Value six months after rider's effective date..........    $210,000
    Income Base six months after rider's effective date.............    $200,000
    Withdrawal six months after rider's effective date when
    Contractowner is still age 60...................................    $  8,000
    Contract Value after withdrawal ($210,000 - $8,000) .               $202,000
    Income Base after withdrawal ($200,000 - $0) .                      $200,000
    Contract Value on first Benefit Year anniversary................    $205,000
    Income Base on first Benefit Year anniversary...................    $205,000
    Guaranteed Annual Income amount on first Benefit Year
    anniversary ($205,000 x 4%) .                                       $  8,200


Since there was a withdrawal during the first year, the 5% Enhancement is not available, but the Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $205,000. On the first anniversary of the rider's effective date, the Guaranteed Annual Income amount is $8,200 (4% x $205,000).

Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner is age 60 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional Purchase Payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.

After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described below).

5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.

Nursing Home Enhancement. (The Nursing Home Enhancement is not available in certain states. Please check with your registered representative.) The Guaranteed Annual Income amount will be increased to 10%, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 70 or older or the youngest of the Contractowner and spouse is age 70 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. For Lincoln Lifetime IncomeSM Advantage 2.0 elections prior to May 20, 2013, the Nursing Home Enhancement is available when the Contractowner/
Annuitant is age 65 or older or the youngest of the Contractowner and spouse is age 65 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider, the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. For the joint life option if both spouses qualify, the Nursing Home Enhancement is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Guaranteed Annual Income rate is only available for one measuring life before an election is made.

If a withdrawal has been taken since the rider's effective date, the Nursing Home Enhancement will be available on the next Benefit Year anniversary after the Contractowner/Annuitant is age 70 or the youngest of the Contractowner and spouse is age 70 (joint life option) (age 65 for Lincoln Lifetime IncomeSM Advantage 2.0 elections prior to May 20, 2013). You may request the Nursing Home Enhancement by filling out a request form provided by us. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Guaranteed Annual Income amount will be reduced to the amount you would otherwise be eligible to receive starting after the next Benefit Year anniversary. Any withdrawals made prior to the entrance into a nursing home and during the Benefit Year that the Nursing Home Enhancement commences, will reduce the amount available that year for the Nursing Home Enhancement. Purchase Payments may not be made into the contract after a request for the Nursing Home Enhancement is approved by us and any Purchase Payments made either in the 12 months prior to entering the nursing home or while you are residing in a nursing home will not be included in the calculation of the Nursing Home Enhancement.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. The admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States. The remaining references to the Guaranteed Annual Income amount also include the Nursing Home Enhancement amount.


Contractowners in South Dakota who elect any version of Lincoln Lifetime IncomeSM Advantage 2.0 on or after January 1, 2013, have the option to increase the Guaranteed Annual Income amount upon the diagnosis of a terminal illness, subject to certain conditions. The Guaranteed Annual Income amount will be increased to 10% during a Benefit Year when the Contractowner/Annuitant is age 70 or older or the younger of the Contractowner and spouse is age 70 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. For Lincoln Lifetime IncomeSM Advantage 2.0 elections from January 1, 2013 to May 20, 2013, the terminal illness provision is available when the Contractowner/Annuitant is age 65 or older or the youngest of the Contractowner and spouse is age 65 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. This provision applies if the diagnosis of terminal illness occurs 60 months or more after the effective date of the rider and the diagnosis was not made in the year prior to the effective date of the rider. For the joint life option if both spouses qualify, this provision for terminal illness is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Guaranteed Annual Income rate is only available for one measuring life before an election is made.

Once either the Nursing Home Enhancement or the terminal illness enhancement is elected for one spouse, neither enhancement will be available for the other spouse. If a withdrawal has been taken since the rider's effective date, the terminal illness enhancement will be available on the next Benefit Year anniversary after the Contractowner/Annuitant is age 70 or the younger of the Contractowner and spouse is age 70 (joint life option) (age 65 when electing any version of Lincoln Lifetime IncomeSM Advantage 2.0 from January 1, 2013 to May 20, 2013). You may request the terminal illness enhancement by filling out a request form provided by us. Any withdrawals made prior to the diagnosis of a terminal illness and during the Benefit Year that the terminal illness enhancement commences will reduce the amount available that year for the terminal illness enhancement. Purchase Payments may not be made into the contract after a request for the terminal illness enhancement is approved by us and any Purchase Payments made either in the 12 months prior to the terminal illness diagnosis or during the duration of the terminal illness will not be included in the calculation of the terminal illness enhancement. Any requirements to qualify for the terminal illness enhancement are set forth in the Terminal Illness Claim Form. The remaining references to the Guaranteed Annual Income amount also include the terminal illness enhancement amount for Contractowners in South Dakota only.


Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person).

When an Excess Withdrawal occurs:

   1.The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and

   2.The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the pro rata reduction for the Excess Withdrawal).

We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided on the front page of this prospectus if you have questions about Excess Withdrawals.


The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the Contract Value under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). The Contractowner who is age 60 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.


Prior to Excess Withdrawal:
Contract Value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000) After a $12,000 Withdrawal ($3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced:

Contract Value = $56,600 ($60,000 - $3,400)
Income Base = $85,000

The Contract Value is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion that the Excess Withdrawal reduced the $56,600 Contract Value ($8,600 - $56,600)

Contract Value = $48,000 ($56,600 - $8,600)
Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 -
$12,915.19 = $72,084.81)
Guaranteed Annual Income amount = $2,883.39 (4% of $72,084.81 Income Base)

On the following Benefit Year anniversary:

Contract Value = $43,000
Income Base = $72,084.81
Guaranteed Annual Income amount = $2,883.39 (4% x $72,084.81)

In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. Excess Withdrawals will be subject to surrender charges unless one of the waivers of surrender charge provisions set forth in this prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $3,400 Guaranteed Annual Income amount is not subject to surrender charges; the $8,600 Excess Withdrawal may be subject to surrender charges according to the surrender charge schedule in this prospectus. See Charges and Other Deductions - Surrender Charge.

Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1.Lincoln's automatic withdrawal service is used to calculate and pay the RMD;

     2.The RMD calculation must be based only on the value in this contract;
   and

     3.No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.

Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life.


The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE (Reg. TM) Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.


The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.

Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.

Upon the first death under the joint life option, withdrawals up to the Guaranteed Annual Income amount continue to be available for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).

As an alternative, after the first death, the surviving spouse, if under age 86, may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.

Termination. After the fifth anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will automatically terminate:

 o on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable);
 o upon the death under the single life option or the death of the surviving spouse under the joint life option;
 o when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
 o upon surrender of the contract; or
 o upon termination of the underlying annuity contract.


The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can re-elect any Living Benefit Rider or any other living benefits we may offer in the future.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). i4LIFE (Reg. TM) Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE (Reg. TM) Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) in effect on your contract at the same time.

Prior to the Annuity Commencement Date, Contractowners with any active version of Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop their rider and elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit. This election is possible even if i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is no longer available for purchase. (Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk).) Contractowners are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). If the decision to drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is made, the Contractowner can use the greater of the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up (or inception date) or the Account Value immediately prior to electing i4LIFE (Reg. TM) Advantage to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk). This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with the applicable version of Guaranteed Income Benefit until age 99 for nonqualified contracts and age 85 for qualified contracts.

If you choose to drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and have the single life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) single life option. If you drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and have the joint life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) joint life option. The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg. TM) Advantage. These requirements are specifically listed in the Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.

For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.

When deciding whether to drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) you should consider that depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). You should consider electing i4LIFE (Reg. TM) Advantage when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE (Reg. TM) Advantage rider are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.

You should consider that not all i4LIFE (Reg. TM) Advantage Death Benefit options will be available to you. Refer to the Expense Table: i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) for available Death Benefit options.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk). Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all Purchase Payment amounts on a dollar for dollar basis for purposes of calculating the EGMDB Death Benefit. See The Contracts - Death Benefits. Any Excess Withdrawals will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract while this rider is in effect.

The following example demonstrates how a withdrawal will reduce the Death Benefit if both the EGMDB and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:


Contract Value before withdrawal $80,000

Guaranteed Annual Income amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a) Contract Value $80,000

     b) Sum of Purchase Payments $100,000

     c) Highest anniversary Contract Value $150,000

Withdrawal of $9,000 will impact the Death Benefit calculation as follows:

     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount)

   ($95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067]
   Proportional reduction of Excess Withdrawal. Total reduction = $10,067.

     c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 =
$16,875]. The entire $9,000 withdrawal reduced the

     Death Benefit option proportionally. Total reduction = $16,875.

Item c) provides the largest Death Benefit of $133,125.


Lincoln Lifetime IncomeSM Advantage


The Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage Plus riders are no longer available for purchase.


The Lincoln Lifetime IncomeSM Advantage rider provides minimum, guaranteed, periodic withdrawals for your life as Contractowner/

Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner or primary Beneficiary (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) increased by subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount (if applicable to your contract) and decreased by withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason.


This rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the single life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchase the joint life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse will be available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 591/2 (for the single life option) or age 65 (for the joint life option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% Step-up (if applicable to your contract) and Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.


An additional option, available for purchase with your Lincoln Lifetime IncomeSM Advantage provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your Contract Value of an amount equal to the excess of your initial Guaranteed Amount (and Purchase Payments made within 90 days of rider election) over your Contract Value. This option is called Lincoln Lifetime IncomeSM Advantage Plus and is discussed in detail below. You may consider purchasing this option if you want to guarantee at least a return of your initial Purchase Payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must be purchased with Lincoln Lifetime IncomeSM Advantage.

By purchasing the Lincoln Lifetime IncomeSM Advantage rider, you will be limited in how you can invest in the Subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements - Option 3 if you purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts - Investment Requirements - Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus (see i4LIFE (Reg. TM) Advantage option). Not all riders will be available at all times.


We have designed the rider to protect you from outliving your Contract Value. If the rider terminates or you (and your spouse, if applicable) die before your Contract Value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your Contract Value will be reduced to zero before your (or your spouse's) death.


If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next Valuation Date following approval by us. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit Rider.


Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Guaranteed Amount will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Guaranteed Amount will equal the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if joint life option) are the covered life.



Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000 the charge for Lincoln Lifetime IncomeSM Advantage will change to the then current charge in effect on the next Benefit Year anniversary. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional Purchase Payments on the Lincoln Lifetime IncomeSM Advantage charge:


    Initial Purchase Payment...................    $100,000
    Additional Purchase Payment in Year 2......    $ 95,000   No change to charge
    Additional Purchase Payment in Year 3......    $ 50,000   Charge will be the then current charge
    Additional Purchase Payment in Year 4......    $ 25,000   Charge will be the then current charge

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up (if applicable to your contract) are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative Purchase Payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.


5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus Purchase Payments received in that year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under 86 and the rider is within the 10 year period described below. Additional Purchase Payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that Purchase Payment. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.


Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount :

Initial Purchase Payment = $100,000; Guaranteed Amount = $100,000

Additional Purchase Payment on day 30 = $15,000; Guaranteed Amount = $115,000

Additional Purchase Payment on day 95 = $10,000; Guaranteed Amount = $125,000

On the first Benefit Year anniversary, the Guaranteed Amount is $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the Contractowner/Annuitant or upon the death of the survivor of the Contractowner or spouse (if joint life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Automatic Annual Step-up.

Any withdrawal from the Contract Value limits the 5% Enhancement as follows:

   a.The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit

   Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period as long as the Contractowner/Annuitant (single life option) is 591/2 or older or the Contractowner and spouse (joint life option) are age 65 or older.

   b.If the Contractowner/Annuitant (single life option) is under age 591/2 or the Contractowner or spouse (joint life option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-Up to the Contract Value (as described below) occurs.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.

If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Guaranteed Amount. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary if:

   a.the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are both still living and under age 86; and

   b.the Contract Value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional Purchase Payments would cause your charge to increase. See the earlier Guaranteed Amount section.


Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments and issue age above 591/2 (single life) or 65 (joint life)):



                                                                    Potential for   Length of 5%
                                            Contract   Guaranteed     Charge to     Enhancement
                                              Value      Amount         Change         Period
                                           ---------- ------------ --------------- -------------
      Initial Purchase Payment $50,000 .    $50,000      $50,000         No              10
      1st Benefit Year anniversary........  $54,000      $54,000        Yes              10
      2nd Benefit Year anniversary........  $53,900      $56,700         No               9
      3rd Benefit Year anniversary........  $57,000      $59,535         No               8
      4th Benefit Year anniversary........  $64,000      $64,000        Yes              10

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535) and a new 10-year Enhancement period began.

An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Step-up to 200% of the initial Guaranteed Amount. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% Step-up will not be available. For Contractowners who purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009 but before October 5, 2009, on the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) This Step-up will not occur if:

     1)any withdrawal was made prior to age 591/2 (single life) or age 65 (joint life);

     2)an Excess Withdrawal (defined below) has occurred; or

   3)cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

   For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,000 Maximum Annual Withdrawal was made at age 67, the Step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).

If you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% Step-up of the Guaranteed Amount until the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.

This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:

Initial Purchase Payment at age 55 = $200,000; Guaranteed Amount = $200,000; Maximum Annual Withdrawal amount = $10,000.

After 10 years, at age 65, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the Contract Value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals times 200%), the Guaranteed Amount is increased to $360,000.

The 200% Step-up (if applicable to your contract) cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as you are at least age 591/2 (single life option) or you and your spouse are both at least age 65 (joint life option) and your Maximum Annual Withdrawal amount is greater than zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable under joint life option) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value.

The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 591/2 or older or the Contractowner and spouse (joint life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider (36 months or more for Contractowners who purchased this rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.

The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.

The Maximum Annual Withdrawal amount is increased by 5% of any additional Purchase Payments . For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made , the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up (if applicable to your contract) will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a.the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b.5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if joint life option) can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals after age 591/2 (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 591/2 (single life) or age 65 (joint life) are within the Maximum Annual Withdrawal amount, then:

     1.the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2.the Maximum Annual Withdrawal amount will remain the same.

The impact of withdrawals prior to age 591/2 or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional Purchase Payments and the Contractowner (single life) is older than 591/2 and the Contractowner and spouse (joint life) are both older than 65):


                                             Contract   Guaranteed    Maximum Annual
                                               Value      Amount     Withdrawal Amount
                                            ---------- ------------ ------------------
      Initial Purchase Payment $50,000 .     $50,000      $50,000         $2,500
      1st Benefit Year anniversary.........  $54,000      $54,000         $2,700
      2nd Benefit Year anniversary.........  $51,000      $51,300         $2,700
      3rd Benefit Year anniversary.........  $57,000      $57,000         $2,850
      4th Benefit Year anniversary.........  $64,000      $64,000         $3,200

The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1.Lincoln's automatic withdrawal service is used to calculate and pay the RMD;

     2.The RMD calculation must be based only on the value in this contract;
   and

     3.No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

   1.The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.

   2.The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3.The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):

The Contract Value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:

Contract Value = $55,000
Guaranteed Amount = $80,000

The Contract Value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.73%, the same proportion that the Excess Withdrawal reduced the $55,000 Contract Value ($7,000 / $55,000)

Contract Value = $48,000

Guaranteed Amount = $69,818 ($80,000 X 12.73% = $10,182; $80,000 - $10,182 =
$69,818)
Maximum Annual Withdrawal amount = $3,491.00 (5% of $69,818)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Excess Withdrawals will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,000 Maximum Annual Withdrawal amount is not subject to surrender charges; the $7,000 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charge.

Withdrawals before age 591/2/65. If any withdrawal is made prior to the time the Contractowner is age 591/2 (single life) or the Contractowner and spouse (joint life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:

   1.The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the Contract Value (this means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction);


     2.The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;

   3.The 5% Enhancement to the Guaranteed Amount is not available until after an Automatic Annual Step-up to the Contract Value occurs. This Automatic Annual Step-up will not occur until the Contract Value exceeds the Guaranteed Amount on a Benefit Year anniversary (see the 5% Enhancement section above); and

     4.The 200% Step-up will never occur.

The following is an example of the impact of a withdrawal prior to age 591/2 for single or age 65 for joint:
 o $100,000 Purchase Payment
 o $100,000 Guaranteed Amount
 o A 10% market decline results in a Contract Value of $90,000
 o $5,000 Maximum Annual Withdrawal amount

If a $5,000 withdrawal is made before age 591/2, the Guaranteed Amount will be $94,444 ($100,000 reduced by 5.56% ($5,000/
$90,000) and the new Maximum Annual Withdrawal amount is $4,722 (5% times $94,444). Surrender charges will apply unless one of the waiver of surrender charge provisions is applicable. See Charges and Other Deductions - Surrender Charge.

In a declining market, withdrawals prior to age 591/2 (or 65 if Joint Life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.


Lincoln Lifetime IncomeSM Advantage Plus. The Lincoln Lifetime IncomeSM Advantage Plus rider is no longer available. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus ("Plus Option"), on the seventh Benefit Year anniversary, you may elect to receive an increase in your Contract Value equal to the excess of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of the rider effective date), over your current Contract Value. Making this election will terminate the Plus Option as well as Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the Contract Value and the initial Guaranteed Amount (plus any Purchase Payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary. If you choose to surrender your contract at this time, any applicable surrender charges will apply.


You may not elect to receive an increase in Contract Value if any withdrawal is made, including Maximum Annual Withdrawal amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.

If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.

The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:

Initial Purchase Payment of $100,000; Initial Guaranteed Amount of $100,000.

On the seventh Benefit Year anniversary, if the current Contract Value is $90,000; the Contractowner may choose to have $10,000 placed in the contract and the Plus Option (including the right to continue Lincoln Lifetime IncomeSM Advantage) will terminate at that time.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option, you have limited investment options until the seventh Benefit Year anniversary as set forth in the Investment Requirements section of this prospectus. After the seventh Benefit Year anniversary, if your contract continues, you may invest in other Subaccounts in your contract, subject to the Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.


Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.


The Maximum Annual Withdrawal Amount Annuity Payout Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the joint life option.

If the Contract Value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your Beneficiary may be eligible for a final payment upon death of the single life or surviving joint life.


The final payment is equal to the sum of all Purchase Payments, decreased by withdrawals in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the Purchase Payments dollar for dollar. If your Death Benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of Lincoln Lifetime IncomeSM Advantage will reduce the sum of all Purchase Payments on a dollar for dollar basis.


Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect. If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.

Upon the first death under the joint life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.

As an alternative, after the first death, the surviving spouse may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. The surviving spouse must be under age 65. In deciding whether to make this change, the surviving spouse should consider: 1) if the change will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the single life rider option for new issues will provide an earlier age (591/2) to receive Maximum Annual Withdrawal amounts.

Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may terminate the joint life option and purchase a single life option, if available, (if the Contractowner is under age 65) at the current rider charge and the terms in effect for new sales of the single life option.

After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the seventh anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
 o Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the Contract Value equal to the excess of your initial Guaranteed Amount over the Contract Value;
 o on the Annuity Commencement Date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
 o upon the death under the single life option or the death of the surviving spouse under the joint life option;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.


If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider or any other living benefits we may offer in the future. If you have elected to receive an increase in your Contract Value under Lincoln Lifetime IncomeSM Advantage Plus (after the seventh Benefit Year), you may elect a new Living Benefit Rider at any time.


i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic Regular Income Payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage since i4LIFE (Reg. TM) Advantage provides a different income stream. If this decision is made, the Contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.

i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln

Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.

Below is an example of how the Guaranteed Amount from Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg.
TM) Advantage.

Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $150,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount, after age 591/2 for the single life option or age 65 for joint life option, will reduce the sum of all Purchase Payments option of the Death Benefit on a dollar for dollar basis. This applies to the sum of all Purchase Payments alternative of the Enhanced Guaranteed Minimum Death Benefit or the Estate Enhancement Benefit, whichever is in effect. See The Contracts - Death Benefits. Any Excess Withdrawals and all withdrawals prior to age 591/2 for single life or age 65 for joint life will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the Death Benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and Lincoln Lifetime IncomeSM Advantage are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:

Contract Value before withdrawal $80,000

Maximum Annual Withdrawal Amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a)Contract Value $80,000

     b)Sum of Purchase Payments $100,000

     c)Highest anniversary Contract Value $150,000

Withdrawal of $9,000 will impact the Death Benefit calculations as follows:

     a)$80,000 - $9,000 = $71,000 (Reduction $9,000)

     b)$100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
   $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.

   c)$150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
   The entire $9,000 withdrawal reduces the Death Benefit option pro rata. Total reduction = $16,875.


Item c) provides the largest Death Benefit of $133,125.



Lincoln SmartSecurity (Reg. TM) Advantage


The Lincoln SmartSecurity (Reg. TM) Advantage rider is no longer available for purchase. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Purchase Payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the Contract Value at the time of the step-up):

     Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up


Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the Contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the Contractowner can also initiate additional 10-year periods of automatic step-ups.


You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse. These options are discussed below in detail.


By purchasing this rider, you will be limited in how much you can invest in certain Subaccounts. See The Contracts - Investment Requirements.


Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us.


Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial Purchase Payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse, if joint owner, are the Annuitant).


Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if:

     a.the Contractowner or joint owner is still living; and

   b.the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including surrender charges and market value adjustments), the rider charge and account fee plus any Purchase Payments made on that date is greater than the Guaranteed Amount immediately preceding the Valuation Date.

After the 10th Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

     a.each Contractowner and Annuitant is under age 81; and

     b.the Contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional Purchase Payments):

                                              Contract   Guaranteed
                                                Value      Amount
                                             ---------- -----------
      Initial Purchase Payment $50,000......  $50,000     $50,000
      1st Benefit Year anniversary..........  $54,000     $54,000
      2nd Benefit Year anniversary..........  $53,900     $54,000
      3rd Benefit Year anniversary..........  $57,000     $57,000

Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the Contract Value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, Contractowner elected step-ups (other than automatic step-ups) will be effective on the next Valuation Date after we receive your request and a new Benefit Year will begin. Purchase Payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A Contractowner elected step-up (including Contractowner step-ups that we administer for you to begin a new 10-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a 10-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional Purchase Payments. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

     a.the Maximum Annual Withdrawal amount immediately prior to the step-up;
or

     b.7% or 5% (depending on your option) of the new (stepped-up) Guaranteed Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

     1.the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2.the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the market value adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code
Section 401(a)(9) for this Contract Value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


     1.The Guaranteed Amount is reduced to the lesser of:
  o the Contract Value immediately following the withdrawal, or

  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

     2.The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
    or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the Contract Value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).

The Maximum Annual Withdrawal amount was reduced to the least of:

     1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
     2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the Contract Value following the withdrawal ($2,650); or
     3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.


Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with those withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.


Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges (to the extent that total withdrawals exceed the free amount of withdrawals allowed during a Contract Year) and a Market Value Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Market Value Adjustment calculation.


Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single or joint life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (single life option) or for the lifetimes of you (Contractowner) and your spouse (joint life option), as long as:


     1)No withdrawals are made before you (and your spouse if a joint life) are age 65; and

     2)An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.

If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:

   1)If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or

   2)The Contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first Valuation Date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

     a.the Contractowner (and spouse if applicable) is age 65;

    b.the contract is currently within a 10-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new 10-year automatic step-up period) (the Contractowner must be eligible to elect a step-up; i.e., all Contractowners and the Annuitant must be alive and under age 81); and

     c.you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.

The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your Contract Value is less than the Guaranteed Amount (and you don't believe the Contract Value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.

If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount; and 3) the cost of the single life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take the annuity Death Benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the single life option is less than the cost of the joint life option.

If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new Contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new Contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new Contractowner must meet all conditions for a step-up.

If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the Contract Value declines below the Guaranteed Amount (as adjusted for withdrawals of Death Benefit payments), the Beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple Beneficiaries, each Beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the Death Benefit.


Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may change from a joint life option to a single life option (if available) (if the Contractowner is under age 81) at the current rider charge of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.


After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.


If you terminate the rider, you must wait one year before you can purchase any other Living Benefit Rider we offer in the future.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage rider who decide to terminate their rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election (i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is not available). Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts and applicable guarantees. You should discuss this decision with your registered representative. See The Contracts - Living Benefit Riders - i4LIFE (Reg. TM) Advantage.


4LATER (Reg. TM) Advantage (Managed Risk)

4LATER (Reg. TM) Advantage (Managed Risk) is a rider that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of the i4LIFE (Reg. TM) Advantage rider. If you elect 4LATER (Reg. TM) Advantage (Managed Risk), you must later elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) feature under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) to receive a benefit from 4LATER (Reg. TM) Advantage (Managed Risk). You will be subject to certain Investment Requirements in which your Contract Value must be allocated among specified Subaccounts. See The Contracts - Investment Requirements.

Prior to May 12, 2014, this rider was called 4LATER (Reg. TM) Advantage Protected Funds.

Income Base. The Income Base is an amount used to calculate the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) at a later date. The Income Base is not available to you as a lump sum withdrawal or as a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the 4LATER (Reg. TM) Advantage (Managed Risk) at the time you purchase the contract, the Income Base will be equal to the initial Purchase Payment. If you elect the rider after you have purchased the contract, the initial Income Base will equal the Contract Value on the effective date of 4LATER (Reg. TM) Advantage (Managed Risk). The maximum Income Base is $10,000,000. The maximum takes into consideration the total guaranteed amounts from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or Secondary Life, if joint life option) are the covered lives.

Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments (not to exceed the maximum Income Base). For example, an additional Purchase Payment of $10,000 will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for 4LATER (Reg. TM) Advantage (Managed Risk) will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.


Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal.

The following example demonstrates the impact of a withdrawal on the Income Base and the Contract Value. The Contractowner makes a withdrawal of $11,200 which causes a $12,550 reduction in the Income Base.

Prior to the withdrawal:
Contract Value = $112,000
Income Base = $125,500

After a withdrawal of $11,200, the Contract Value is reduced by 10% ($11,200) and the Income Base is also reduced by 10%, the same proportion that the withdrawal reduced the Contract Value ($11,200 - $112,000)

Contract Value = $100,800 ($112,000 - $11,200)
Income Base = $112,950 ($125,500 x 10% = $12,550; $125,500 - $12,550 =
$112,950)

In a declining market, withdrawals may significantly reduce your Income Base. If the Income Base is reduced to zero due to withdrawals, this rider will terminate. If the Contract Value is reduced to zero due to a withdrawal, both the rider and the contract will terminate.

Automatic Annual Step-up. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:

     a.the Annuitant (single life option), or the Secondary Life (joint life option) are still living and under age 86; and

   b.the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).

The Automatic Annual Step-up is available even in years in which a withdrawal has occurred.

5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in that year, will be increased by 5% if:

     a.the Annuitant (as well as the Secondary Life if the joint life option is in effect) are under age 86; and

     b.if there were no withdrawals in that year; and

     c.the rider is within the Enhancement Period described below.


The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will terminate at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any new Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base. However, any new Purchase Payment must be invested in the contract for at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any new Purchase Payments made within the first 90 days after the effective date of 4LATER (Reg. TM) Advantage (Managed
Risk) will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline the Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the 4LATER (Reg. TM) Advantage (Managed Risk) charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Annuitant (single life option), or the Secondary Life (joint life option) must still be living and be under age 86.


Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):

Initial Purchase Payment = $100,000; Income Base = $100,000

Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000

Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase
Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

The following is an example of how the Automatic Annual Step-ups and the 5% Enhancement affect the Income Base and the potential for the charge to increase or decrease (assuming there have been no withdrawals or new Purchase Payments):



                                                                                Potential for
                                    Contract   Income Base with                    Charge
                                      Value     5% Enhancement    Income Base     to Change
                                   ---------- ------------------ ------------- --------------
Initial Purchase Payment $50,000 .  $50,000          N/A            $50,000         N/A
1st Benefit Year anniversary......  $54,000         $52,500         $54,000         Yes
2nd Benefit Year anniversary......  $53,900         $56,700         $56,700          No
3rd Benefit Year anniversary......  $56,000         $59,535         $59,535          No
4th Benefit Year anniversary......  $64,000         $62,512         $64,000         Yes

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.


Death Prior to the Annuity Commencement Date. 4LATER (Reg. TM) Advantage (Managed Risk) has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of the 4LATER (Reg. TM) Advantage (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract. Generally all Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9), as amended. See The Contracts - Death Benefit.

If the Contractowner is not also named as the Annuitant or the Secondary Life, upon the first death of the Annuitant or Secondary Life, the 4LATER (Reg. TM) Advantage (Managed Risk) rider will continue. Upon the second death of either the Annuitant or Secondary Life, 4LATER (Reg. TM) Advantage (Managed Risk) will terminate.

Upon the death of the Contractowner, the 4LATER (Reg. TM) Advantage (Managed
Risk) rider will continue only if either Annuitant or the Secondary Life becomes the new Contractowner and payments under i4LIFE (Reg. TM) Advantage begin within one year after the death of the Contractowner.

Eligibility. To elect 4LATER (Reg. TM) Advantage (Managed Risk), the Contractowner must be at least age 50 and age 85 or younger; the Annuitant and Secondary Life under the joint life option must be age 85 or younger.

4LATER (Reg. TM) Advantage (Managed Risk) is not available for purchase with qualified contracts and is designed primarily for purchasers of non-qualified contracts where the owner and Annuitant are different people (single life option) or with joint life benefits where the Secondary Life is not a spouse. If you are eligible to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) and you purchase joint life benefits where Secondary Life is a spouse, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) generally offers better benefits for the same charge. Please see Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), for more information about Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).

Contractowners with an active 4LATER (Reg. TM) Advantage that wish to terminate 4LATER (Reg. TM) Advantage and elect 4LATER (Reg. TM) Advantage (Managed Risk) will have a transition period of 30 days prior to or after the first anniversary that 4LATER (Reg. TM) Advantage became effective (and after 4LATER (Reg. TM) Advantage (Managed Risk) becomes available in your state) to terminate 4LATER (Reg. TM) Advantage and elect 4LATER (Reg. TM) Advantage (Managed Risk). Outside of the transition period, you must first terminate 4LATER (Reg. TM) Advantage (subject to the termination rules) before you will be able to elect 4LATER (Reg. TM) Advantage (Managed Risk). See the 4LATER (Reg. TM) Advantage Termination section of this prospectus for further information about the termination rules. In all cases, by terminating any existing Living Benefit Rider, you will no longer be entitled to any of the benefits that have accrued under that rider.

Termination. After the 5th anniversary of the effective date of the 4LATER (Reg. TM) Advantage (Managed Risk) rider, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. 4LATER (Reg. TM) Advantage (Managed Risk) will automatically terminate:

 o on the Annuity Commencement Date; or
 o if the Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral; or
 o upon the second death of either the Annuitant or Secondary Life; or
 o when the Income Base is reduced to zero due to withdrawals; or
 o the last day that you can elect i4LIFE (Reg. TM) Advantage (age 99 for non-qualified contracts); or
 o upon termination of the underlying contract.


If you terminate this rider, you must wait at least one year before you can elect any Living Benefit Rider we offer in the future.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased 4LATER (Reg. TM) Advantage (Managed Risk). Contractowners with an active 4LATER (Reg. TM) Advantage (Managed Risk) will purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) at the terms in effect when the Contractowner purchased 4LATER (Reg. TM) Advantage (Managed Risk) rider. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is a feature under i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) provides for periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period), a Death Benefit during the Access Period, and a minimum payout floor, called the Guaranteed Income Benefit. You will be required to adhere to certain Investment Requirements during the time you own i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk). See Living Benefit Riders - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit for more information.

Once you elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk), you can use the greater of the Income Base under 4LATER (Reg. TM) Advantage (Managed Risk) or Account Value to establish the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk). This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95. Purchasers of 4LATER (Reg. TM) Advantage (Managed
Risk) who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) until age 99.

If you elected the 4LATER (Reg. TM) Advantage (Managed Risk) joint life option, you must purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk) joint life option.

Contractowners who elect 4LATER (Reg. TM) Advantage (Managed Risk) are guaranteed the ability in the future to elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those at the time they elected 4LATER (Reg. TM) Advantage (Managed Risk). The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your 4LATER (Reg. TM) Advantage (Managed Risk) rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg. TM) Advantage. These requirements are specifically listed in the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.

The Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.

You should consider electing i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments. Payments from a nonqualified contract that a person receives under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments.



i4LIFE (Reg. TM) Advantage


i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk) for an additional charge. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the only version of the Guaranteed Income Benefit that is currently available unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charge.


i4LIFE (Reg. TM) Advantage is an Annuity Payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a Death Benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE (Reg. TM) Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE (Reg. TM) Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE (Reg.
TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE (Reg. TM) Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.


i4LIFE (Reg. TM) Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected at the time of application or at any time before any other Annuity Payout option under this contract is elected by sending a completed i4LIFE (Reg. TM) Advantage election form to our Home Office. When you elect i4LIFE (Reg. TM) Advantage, you must choose the Annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The Annuitant and Secondary Life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 591/2 or older at the time the option is elected. i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 on non-qualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Purchase Payments will not be accepted after the Periodic Income Commencement Date for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity Commencement Date.

When you elect i4LIFE (Reg. TM) Advantage, the Death Benefit option that you previously elected will become the Death Benefit election under i4LIFE (Reg.
TM) Advantage, unless you elect a less expensive Death Benefit option. If you had previously elected an EEB Death Benefit or a 5% Step-up Death Benefit, you must elect a new Death Benefit. The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE (Reg. TM) Advantage began (if premium taxes have been deducted from the Contract Value). See The Contracts - i4LIFE (Reg. TM) Advantage Death Benefits.


Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.



We will establish the minimum (currently 5 years) and maximum (currently the length of time between your current age and age 115 for non-qualified contracts or to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE (Reg. TM) Advantage is effective (or your initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.


Regular Income Payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your Regular Income Payments.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have Regular Income Payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5%, or 6% may be available. The higher the assumed investment return you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes can only be made on Periodic Income Commencement Date anniversaries.


Regular Income Payments are not subject to any applicable surrender charges or Market Value Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.


The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Contract Value (or Purchase Payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
  o the age and sex of the Annuitant and Secondary Life, if applicable;

  o the length of the Access Period selected;
  o the frequency of the Regular Income Payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full Account Value was payable. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.

The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the Regular Income Payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment.


For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE (Reg. TM) Advantage (and any Guaranteed Income Benefit if applicable) will terminate.


Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, assumed investment return and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age and sex of the Annuitant and Secondary Life (if living);
  o the frequency of the Regular Income Payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.


The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.


Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.

During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.

i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value Death Benefit is available during the Access Period. This Death Benefit is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
  o the Account Value as of the Valuation Date on which we approve the payment of the claim; or
  o the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals, if any. Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, and other withdrawals, if any, reduce the Death Benefit on a dollar for dollar basis.

References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage; or
  o the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Purchase Payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income Payments and withdrawals are deducted on a dollar for dollar basis.

If your contract has the ABE Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement) specified in your contract benefit data pages as applicable on the date of death, this Enhancement Amount will be added to the sum of the Purchase Payments, but will be reduced by the Regular Income Payments and withdrawals on either a dollar for dollar basis or in the same proportion that the Regular Income Payment or withdrawal reduced the Contract Value or Account Value, depending on the terms of your contract.

We will look at the Contract Value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.


All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.


Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.

General Death Benefit Provisions. For all Death Benefit options, following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value Death Benefit.

For non-qualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse Beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Accumulated Benefit Enhancement (ABESM) (Non-qualified contracts only). This benefit is no longer available to contract purchasers after November 1, 2005. We provide to eligible Contractowners of non-qualified i4LIFE (Reg. TM) Advantage contracts only an ABE Enhancement Amount, if requested at the time of application, at no additional charge. You are eligible to receive the ABE Enhancement Amount if:
 o you are purchasing i4LIFE (Reg. TM) Advantage with the EGMDB Death Benefit;
 o you are utilizing the proceeds of a variable annuity contract of an insurer not affiliated with us to purchase the contract. Prior contracts with loans or collateral assignments are not eligible for this benefit;
 o the cash surrender value of the prior contract(s) is at least $50,000 at the time of the surrender (amounts above $2,000,000 will require our approval);

 o all Contractowners, joint owners and Annuitants must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit; or
 o the Contractowners, joint owners and Annuitants of this contract must have been owner(s) or Annuitants of the prior contract(s).

Upon the death of any Contractowner, joint owner or Annuitant, the ABE Enhancement Amount will be payable in accordance with the terms of the i4LIFE (Reg. TM) Advantage EGMDB Death Benefit. However, if the death occurs in the first Contract Year, only 75% of the Enhancement Amount is available.

The ABE Enhancement Amount is equal to the excess of the prior contract's documented Death Benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's Death Benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value we receive is less than 95% of the documented cash value from the prior insurance company, the prior contract's Death Benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Enhancement Amount to be effective, documentation of the Death Benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to a contract with us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount.

Upon the death of any Contractowner or joint owner who was not a Contractowner on the effective date of the i4LIFE (Reg. TM) Advantage EGMDB Death Benefit, the ABE Enhancement Amount will be equal to zero (unless the change occurred because of the death of a Contractowner or joint owner). If any Contractowner or joint owner is changed due to a death and the new Contractowner or joint owner is age 76 or older when added to the contract, then the ABE Enhancement Amount for this new Contractowner or joint owner will be equal to zero.

The ABE Enhancement Amount will terminate on the Valuation Date the i4LIFE (Reg. TM) Advantage EGMDB Death Benefit option of the contract is changed or terminated.

It is important to realize that even with the ABE Enhancement Amount, your Death Benefit will in many cases be less than the Death Benefit from your prior company. This is always true in the first year, when only 75% of the ABE Enhancement Amount is available.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage


A Guaranteed Income Benefit may be available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the only version of the Guaranteed Income Benefit available for purchase, unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider. Prior to May 12, 2014, the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) was called i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is an optional feature available for purchase that provides a Guaranteed Income Benefit percentage and requires that you adhere to certain Investment Requirements. See Investment Requirements in this prospectus for more information about the Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit

(Managed Risk). You will be subject to Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) for the entire time you own this rider. Failure to comply with the Investment Requirements will result in the termination of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk). See i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit - Termination for more information. All of the other terms and conditions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) continue to apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk).

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) or Lincoln Lifetime IncomeSM Advantage 2.0 (withdrawal benefit riders), or 4LATER (Reg. TM) Advantage (Managed Risk) (minimum Annuity Payout rider) prior to electing i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Annuity Payout rider). Refer to the 4LATER (Reg. TM) Advantage section of this prospectus for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit.

Additional Purchase Payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain Subaccounts. See the Contracts - Investment Requirements. The version of the Guaranteed Income Benefit, the date that you purchased it, and/or whether you previously owned a Living Benefit Rider will determine which Investment Requirement option applies to you.

There is no guarantee that the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) option will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit Riders. However, a Contractowner with Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) (including Lincoln Lifetime IncomeSM Advantage 2.0) who decides to drop that rider to purchase i4LIFE (Reg. TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the prior rider.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is elected when you elect i4LIFE (Reg. TM) Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit at the time you purchase i4LIFE (Reg. TM) Advantage by indicating that you do not want the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE (Reg. TM) Advantage. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg.
TM) Advantage rider or the Lincoln Lifetime IncomeSM Advantage rider or the Income Base from the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider, Lincoln Lifetime IncomeSM Advantage 2.0 rider or 4LATER (Reg. TM) Advantage (Managed Risk) rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg. TM) Advantage.


The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Provisions for an example.


Guaranteed Income Benefit (Managed Risk) is the only version of the Guaranteed Income Benefit currently available for election unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) who wish to elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) must elect i4LIFE (Reg.
TM) Advantage Guaranteed Income Benefit (Managed Risk). Please refer to your Living Benefit Rider regarding the availability of prior versions of Guaranteed Income Benefit.

Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version
4). The following discussion applies to both Guaranteed Income Benefit (Managed
Risk) and Guaranteed Income Benefit (version 4) unless otherwise specified. For Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version
4), the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable table below for riders elected on or after May 20, 2013. Lincoln SmartSecurity (Reg. TM) Advantage purchasers use the date of the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit election to determine the table applicable to their contracts. (i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is not available to Lincoln SmartSecurity (Reg. TM) Advantage purchasers.)


 Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:



i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) elections or for purchasers of
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM)
                           Advantage (Managed Risk)
                           on or after May 20, 2013.



            Single Life Option                                Joint Life Option
-------------------------------------------    -----------------------------------------------
                                                        Age
                     Percentage of Account      (younger of you and      Percentage of Account
       Age           Value or Income Base*       your spouse's age)      Value or Income Base*
----------------    -----------------------    ---------------------    ----------------------
  Under age 40              2.50%                  Under age 40                 2.50%
     40 - 54                3.00%                    40 - 54                    3.00%

              Single Life Option                                  Joint Life Option
-----------------------------------------------    -----------------------------------------------
                                                            Age
                         Percentage of Account      (younger of you and      Percentage of Account
         Age             Value or Income Base*       your spouse's age)      Value or Income Base*
--------------------    -----------------------    ---------------------    ----------------------
  55 - under 591/2              3.50%                55 - under 591/2               3.50%
     591/2 - 64                 4.00%                   591/2 - 69                  4.00%
       65 - 69                  4.50%                    70 - 74                    4.50%
       70 - 79                  5.00%                    75 - 79                    5.00%
         80+                    5.50%                      80+                      5.50%


*Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER (Reg. TM) Advantage (Managed Risk) may use any remaining Income Base to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit elections or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0
                           on or after May 20, 2013.



              Single Life Option                                  Joint Life Option
-----------------------------------------------    -----------------------------------------------
                         Percentage of Account              Age              Percentage of Account
                         Value, Income Base or      (younger of you and      Value, Income Base or
         Age               Guaranteed Amount*        your spouse's age)       Guaranteed Amount*
--------------------    -----------------------    ---------------------    ----------------------
    Under age 40                2.00%                  Under age 40                 2.00%
       40 - 54                  2.50%                    40 - 54                    2.50%
  55 - under 591/2              3.00%                55 - under 591/2               3.00%
     591/2 - 64                 3.50%                   591/2 - 69                  3.50%
       65 - 69                  4.00%                    70 - 74                    4.00%
       70 - 74                  4.50%                      75+                      4.50%
         75+                    5.00%


*Purchasers of Lincoln SmartSecurity (Reg. TM) Advantage (regardless of the rider effective date) may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

Note that Guaranteed Income Benefit percentages for riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.




If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment). (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable Subaccounts and the fixed account on a pro-rata basis according to your investment allocations.


If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:


    i4LIFE (Reg. TM) Account Value before market decline............    $135,000
    i4LIFE (Reg. TM) Account Value after market decline.............    $100,000
    Guaranteed Income Benefit.......................................    $    810
    Regular Income Payment after market decline.....................    $    769
    Account Value after market decline and Guaranteed Income Benefit
    payment.........................................................    $ 99,190

The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.


The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For non-qualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the Valuation Date of the first periodic income payment of each calendar year. The first step-up is the Valuation Date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.

The following example illustrates how the initial Guaranteed Income Benefit is calculated for a 60-year old Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.0% for a 60-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg. TM) Advantage Elections table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See The Contracts - i4LIFE (Reg.
TM) Advantage - Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.




8/1/2013 Amount of initial Regular Income Payment..................................  $  4,801
8/1/2013 Account Value at election of Guaranteed Income Benefit....................  $100,000
8/1/2013 Initial Guaranteed Income Benefit (4.0% times $100,000 Account Value) .     $  4,000
8/1/2014 Recalculated Regular Income Payment.......................................  $  6,000
8/1/2014 Guaranteed Income Benefit after step-up (75% of $6,000) .                   $  4,500


The Contractowner's Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.


At the time of a step-up of the Guaranteed Income Benefit the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.


The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in Guaranteed Income Benefit (version 4).


Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after October 6, 2008 to December 31, 2010 or when Guaranteed Income Benefit (version 4) was approved in your state, whichever occurred later (unless version 3 is available for election at any time per the terms of a Living Benefit Rider). For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.


The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.


At the time of a reset of the step-up period the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every five years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to October 6, 2008 (unless version 2 is available for election at any time per the terms of a Living Benefit Rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.


The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.


At the time of a reset of the 15-year step-up period the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every 15 years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.


Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.


The next section describes certain guarantees in Living Benefit Riders relating to the election of the Guaranteed Income Benefit.

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). Contractowners who elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) in accordance with the same terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the greater of the Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the Account Value to establish the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk).

Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts- Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 rider may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) in accordance with the terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider's effective date (if there has not been an Automatic Annual Step-up) if greater than the Account Value to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) at the terms in effect for purchasers of this rider.

Lincoln SmartSecurity (Reg. TM) Advantage. Contractowners who purchased Lincoln SmartSecurity (Reg. TM) Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the Contractowner's age (single life) or the youngest age of either the Contractowner or Secondary Life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the Contractowner's age multiplied by the remaining Guaranteed Amount (if greater than the Account Value).

The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 may be used to calculate the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is elected the Contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.5% for a 70-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. The example assumes an annual payment mode has been elected.

           Account Value (equals Contract Value on date i4LIFE (Reg. TM) Advantage
    with Guaranteed Income Benefit (version 4) is elected)........................    $100,000
           Guaranteed Amount/Income Base on date i4LIFE (Reg. TM) Advantage with
    Guaranteed Income Benefit (version 4) is elected..............................    $140,000
           Amount of initial Regular Income Payment...............................    $  5,411   per year
           Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed
    Amount/Income Base which is greater than $100,000 Account
    Value)........................................................................    $  6,300


4LATER (Reg. TM) Advantage (Managed Risk). Contractowners who elect the 4LATER (Reg. TM) Advantage (Managed Risk) rider must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) in accordance with the same terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income. When this decision is made, the Contractowner can use the greater of the Income Base under 4LATER (Reg. TM) Advantage (Managed Risk) or the Account Value under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) to calculate the amount of the initial Guaranteed Income Benefit. All other provisions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit apply.


Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the Contract Value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial Regular Income Payment times the remaining Guaranteed Amount divided by the Contract Value, if the Guaranteed Amount is greater than the Contract Value. See the Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage Option section for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.


Contractowners who purchased Lincoln Lifetime IncomeSM Advantage may also choose to drop Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, only the Account Value and not the Guaranteed Amount will be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the Contractowner (single life option) or the youngest age of either the Contractowner or Secondary Life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) elections table above.


Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the Regular Income Payments.

  o The minimum Access Period required for Guaranteed Income Benefit (version
     4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 100 (age 90 for version 4 prior to May 21, 2012; age 85 for versions 2 and 3). The minimum Access Period required for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the longer of 20 years or the difference between your age (nearest birthday) and age 90. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. Different minimum Access Period requirements apply if you use the greater of the Account Value or Income Base (less amounts paid since the last Automatic Step-up) under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) to calculate the Guaranteed Income Benefit as set forth below:




                                  Minimum Access Period
                                            Elections of i4LIFE (Reg. TM) Advantage prior
                                                 to the 5th Benefit Year anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 on or after April 2, 2012   between your age and age 100
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 (Managed Risk)              between your age and age 90
 Purchasers of 4LATER (Reg. TM) Advantage
 (Managed Risk)
 Purchasers of Lincoln Lifetime IncomeSM
 Advantage 2.0 prior to April 2, 2012



                                            Elections of i4LIFE (Reg. TM) Advantage on and
                                                after the 5th Benefit Year anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 on or after April 2, 2012   between your age and age 95
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 15 years or the difference
 Advantage 2.0 (Managed Risk)              between your age and age 85
 Purchasers of 4LATER (Reg. TM) Advantage
 (Managed Risk)
 Purchasers of Lincoln Lifetime IncomeSM
 Advantage 2.0 prior to April 2, 2012

  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced. For versions 1, 2 and 3 of Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit in proportion to the reduction in the Regular Income Payment. This reduction of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section of this prospectus.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
  o a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
  o upon written notice to us; or
  o assignment of the contract; or
  o failure to comply with Investment Requirements.


A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. However if you used the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk), Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage (Managed Risk) to establish the Guaranteed Income Benefit any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE (Reg. TM) Advantage election. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage Regular Income Payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) will be based on the Account Value at the time of the election.

Availability. Guaranteed Income Benefit (Managed Risk) is available with qualified and nonqualified (IRAs and Roth IRAs) annuity contracts. The Contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected. Beginning November 4, 2013, Guaranteed Income Benefit with the Managed Risk option is the only version of the Guaranteed Income Benefit currently available for election unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider.


Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Market Value Adjustment may apply.

The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:


        i4LIFE (Reg. TM) Regular Income Payment before Withdrawal.....    $  1,200
        Guaranteed Income Benefit before Withdrawal...................    $    900
        Account Value at time of Additional Withdrawal................    $150,000
        Additional Withdrawal.........................................    $ 15,000   (a 10% withdrawal)

     Reduction in i4LIFE (Reg. TM) Regular Income Payment for Withdrawal = $1,200 X 10 % = $120
     i4LIFE (Reg. TM) Regular Income Payment after Withdrawal = $1,200 - $120 = $1,080

     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90 Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Market Value Adjustment may apply.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage Death Benefit will terminate and you will receive the EGMDB option. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new Death Benefit option. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


4LATER (Reg. TM) Advantage


The 4LATER (Reg. TM) Advantage rider is no longer available for purchase.

4LATER (Reg. TM) Advantage (or "4LATER (Reg. TM)") is a rider that is available to protect against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elect 4LATER (Reg. TM) Advantage, you must elect i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders may limit how much you can invest in certain Subaccounts. See The Contracts - Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge.



4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a Death Benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the Purchase Payments. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the Contract Value on the 4LATER (Reg. TM) effective date. Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments . After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional Purchase Payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current Contract Value if your Contract Value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the Contract Value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the Contract Value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for Purchase Payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current Contract Value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any Purchase Payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the Purchase Payment, plus 15% of that Purchase Payment.

Example:

        Initial Purchase Payment................................    $100,000
        Purchase Payment 60 days later..........................    $ 10,000
                                                                    --------
        Income Base.............................................    $110,000
        Future Income Base (during the 1st Waiting Period)......    $126,500   ($110,000 x 115%)
        Income Base (after 1st Waiting Period)..................    $126,500
        New Future Income Base (during 2nd Waiting Period)......    $145,475   ($126,500 x 115%)

Any Purchase Payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the Purchase Payment plus 15% of that Purchase Payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.

Example:


        Income Base................................................    $100,000
        Purchase Payment in Year 2.................................    $ 10,000
                                                                       --------
        New Income Base............................................    $110,000
        Future Income Base (during 1st Waiting Period-Year 2)......    $125,500   ($100,000 x 115%) +
                                                                                  ($10,000 x 100%) +
                                                                                  ($10,000 x 15% x 1/3)
        Income Base (after 1st Waiting Period).....................    $125,500
        New Future Income Base (during 2nd Waiting Period).........    $144,325   (125,500 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the Contract Value, the Future Income Base will equal 115% of the Contract Value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current Contract Value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the Contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.


Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional Purchase Payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined guaranteed amounts from any Living Benefit Riders under all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the Annuitant.


After a reset to the current Contract Value, the Maximum Income Base will equal 200% of the Contract Value on the Valuation Date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

Example:


   Income Base.................................  $100,000   Maximum Income Base...................  $200,000
   Purchase Payment in Year 2..................  $ 10,000   Increase to Maximum Income Base.......  $ 20,000
   New Income Base.............................  $110,000   New Maximum Income Base...............  $220,000
   Future Income Base after Purchase Payment...  $125,500   Maximum Income Base...................  $220,000
   Income Base (after 1st Waiting Period)......  $125,500
   Future Income Base (during 2nd Waiting Period)$144,325   Maximum Income Base...................  $220,000
   Contract Value in Year 4....................  $112,000
   Withdrawal of 10%...........................  $ 11,200
   After Withdrawal (10% adjustment)
   Contract Value..............................  $100,800
   Income Base.................................  $112,950
   Future Income Base..........................  $129,892   Maximum Income Base...................  $198,000

Resets of the Income Base to the current Contract Value ("Resets"). You may elect to reset the Income Base to the current Contract Value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base.

Resets are subject to a maximum of $10,000,000 and the Annuitant must be under age 81. You might consider resetting the Income Base if your Contract Value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the Contract Value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the Contract Value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the Contract Value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the Annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the Contract Value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the Contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

Eligibility. To purchase 4LATER (Reg. TM) Advantage, the Annuitant must be age 80 or younger. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base. i4LIFE (Reg. TM) Advantage with 4LATER (Reg.
TM) Guaranteed Income Benefit must be elected by age 85 for qualified contracts or age 99 for non-qualified contracts.

4LATER (Reg. TM) Rider Effective Date. If 4LATER (Reg. TM) is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) is elected after the contract is issued (by sending a written request to our Home Office), then it will be effective on the next Valuation Date following approval by us.


4LATER (Reg. TM) Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage Regular Income Payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the Contract Value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit charge.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or Contract Value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) rider. If the Contract Value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment (which is also based on the Contract Value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the Contract Value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment.

If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the Subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:

    i4LIFE (Reg. TM) Account Value before market decline............    $135,000
    i4LIFE (Reg. TM) Account Value after market decline.............    $100,000
    Guaranteed Income Benefit.......................................    $    810
    Regular Income Payment after market decline.....................    $    769
    Account Value after market decline and Guaranteed Income Benefit
    payment.........................................................    $ 99,190

If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your Death Benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no Death Benefit will be paid.

If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.

The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the Contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred.

Additional Purchase Payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage Regular Income Payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit currently is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to election of 4LATER (Reg. TM) Advantage, subject to the terms in your rider. (Note: i4LIFE (Reg. TM) Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your Regular Income Payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the Regular Income Payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage Regular Income Payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage Regular Income Payment = $6,375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage Regular Income Payment after extension = $5,355 Percentage change in i4LIFE (Reg. TM) Advantage Regular Income Payment =
   $5,355 - $6,375 = 84%
     New 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692 x 84% = $4,781

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) rider is attached;
 o the change of or the death of the Annuitant (except if the surviving spouse assumes ownership of the contract and the role of the Annuitant upon death of the Contractowner); or
 o the change of Contractowner (except if the surviving spouse assumes ownership of the contract and the role of Annuitant upon the death of the Contractowner), including the assignment of the contract; or
 o the last day that you can elect i4LIFE (Reg. TM) Advantage (age 85 for qualified contracts and age 99 for non-qualified contracts).

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) rider will terminate due to any of the following events:
 o the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
 o a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.


If you terminate 4LATER (Reg. TM) prior to the Periodic Income Commencement Date, you must wait one year before you can elect another Living Benefit Rider. If you terminate the 4LATER (Reg. TM) rider on or after the Periodic Income Commencement Date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk), if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.




Annuity Payouts

When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 90th birthday. However, you must elect to receive Annuity Payouts by the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, Contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option. Contractowners with any version of Lincoln Lifetime IncomeSM Advantage 2.0 may elect the Guaranteed Annual Income Amount Annuity Payout option.


The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option.

You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options


The annuity options outlined below do not apply to Contractowners who have elected i4LIFE (Reg. TM) Advantage or any version of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, the Maximum Annual Withdrawal Amount Annuity Payout option, the Guaranteed Amount Annuity Payout option, or the Guaranteed Annual Income Amount Annuity Payout option.


Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.


Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.


Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
 o the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.

The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Home Office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.


Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.


General Information

Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days' notice before the date on which you want payouts to begin. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.

Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant's death (or surviving Annuitant's death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:

 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable Annuity Payouts will be determined using:
 o The Contract Value on the Annuity Commencement Date, less applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1.Determine the dollar amount of the first periodic payout; then

2.Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and

3.Calculate the value of the Annuity Units each period thereafter.

We assume an investment return of 4% per year, as applied to the applicable mortality table. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the 4% assumed rate. If the actual net investment rate (annualized) exceeds 4%, the annuity payout will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than 4% annuity payouts will decrease. There is a more complete explanation of this calculation in the SAI.



Fixed Side of the Contract
Purchase Payments allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an effective interest rate of not less than 3.00% per year on amounts held in a fixed account. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the Guaranteed Period is subject to the Market Value Adjustment (see Market Value Adjustment and Charges and Other Deductions). The Market Value Adjustment will NOT reduce the amount available for a surrender, withdrawal or transfer below the value it would have had if 3.00% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account. Refer to Transfers before the Annuity Commencement Date and Transfers after the Annuity Commencement Date for additional transfer restrictions from the fixed account.

ANY INTEREST IN EXCESS OF 3.00% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time.


Guaranteed Periods

The fixed account is divided into separate Guaranteed Periods which credit guaranteed interest.

You may allocate Purchase Payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting Purchase Payments into one or more Guaranteed Periods at any time. The minimum amount of any Purchase Payment that can be allocated to a Guaranteed Period is $2,000. Each Purchase Payment allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the Market Value Adjustment. Each Guaranteed Period Purchase Payment will be treated separately for purposes of determining any applicable Market Value Adjustment. Any amount withdrawn from a fixed subaccount may be subject to any applicable surrender charges, account fees and premium taxes. You may transfer amounts from the fixed account to the variable Subaccount(s) subject to the following restrictions:
 o fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $50 or, if less, the amount in the fixed account.

Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable Subaccounts. Any amount withdrawn from the fixed account may be subject to any applicable surrender charges, account fees and premium taxes.

We will notify the Contractowner in writing at least 60 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the Contractowner. The written election may request the transfer of the Guaranteed Period amount to a different fixed account or to a variable Subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per Contract Year or the additional fixed account transfer restrictions.

Market Value Adjustment

Any surrender, withdrawal or transfer of a Guaranteed Period amount before the end of the Guaranteed Period (other than dollar cost averaging, cross-reinvestment, Maximum Annual Withdrawals under Lincoln SmartSecurity (Reg. TM) Advantage or Regular Income Payments under i4LIFE (Reg. TM) Advantage) will be subject to the Market Value Adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the Guaranteed Period will not be subject to the Market Value Adjustment. The Market Value Adjustment will be applied to the amount being surrendered, withdrawn or transferred. The Market Value Adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. In general, the Market Value Adjustment reflects the relationship between the yield rate in effect at the time a Purchase Payment is allocated to a Guaranteed Period under the contract and the yield rate in effect at the time of the Purchase Payment's surrender, withdrawal or transfer. It also reflects the time remaining in the Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the Purchase Payment was allocated, then the application of the Market Value Adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the Purchase Payment, then the application of the Market Value Adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.

The Market Value Adjustment is calculated by multiplying the transaction amount by:


  (1+A)n
---------
          -1
  (1+B)n

where:

   A = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the subaccount's guaranteed period, determined at the beginning of the guaranteed period.

   B = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the subaccount's guaranteed period, determined at the time of surrender or transfer, plus a 0.50% adjustment (unless otherwise limited by applicable state law). If Index Rates "A" and "B" are within .25% of each other when the index rate is determined, no such percentage adjustment to "B" will be made, unless required by state law. This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.50% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no market value adjustment.

     N = the number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

     Straight-Line interpolation is used for periods to maturity not quoted.

     See the SAI for examples of the application of the market value adjustment.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
 o no Purchase Payments have been received for three (3) full, consecutive Contract Years; and
 o the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).


At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders.



Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect Contractowners.

If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or Death Benefit from the money market Subaccount until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.


Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.



Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts

Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer "non-cash compensation", as defined under FINRA's rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.


Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 6.50% of Purchase Payments. LFN may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.

Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 6.50% of Purchase Payments. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.


These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2013 is contained in the SAI.

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.



Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-888-868-2583.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code ("Code"), Treasury Regulations and applicable IRS guidance to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.


Tax Deferral On Earnings

Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the Code must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with Treasury regulations.

 o Your right to choose particular investments for a contract must be limited.
 o The Annuity Commencement Date must not occur near the end of the Annuitant's life expectancy.


Contracts Not Owned By An Individual

If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the Purchase Payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, Bonus Credits and Persistency Credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.


Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered "adequately diversified."


Restrictions


The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, Bonus Credits, Persistency Credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code.



Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner's spouse at the time first covered by the contract.


Age At Which Annuity Payouts Begin

The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract's Purchase Payments, Bonus Credits, Persistency Credits and earnings. If Annuity Payouts under the contract begin or are scheduled to begin on a date past the Annuitant's 85th birthday, it is possible that the contract will not be treated as an annuity for purposes of the Code. In that event, you would be currently taxed on the excess of the Contract Value over the Purchase Payments of the contract.


Tax Treatment Of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.


Taxation Of Withdrawals And Surrenders

You will pay tax on withdrawals to the extent your Contract Value exceeds your Purchase Payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your Purchase Payments. In certain circumstances, your Purchase Payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit Rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax adviser.



Taxation Of Annuity Payouts, Including Regular Income Payments

The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your Purchase Payments in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the Purchase Payment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.


Taxation Of Death Benefits

We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.

Death prior to the Annuity Commencement Date:
 o If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
 o If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.

Death after the Annuity Commencement Date:
 o If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
 o If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the Purchase Payments not yet distributed from the contract. All Annuity Payouts in excess of the Purchase Payments not previously received are includible in income.
 o If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.


Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts

The Code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the Code),
 o you receive from an immediate annuity,
 o a Beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effective for tax years after December 31, 2012. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code "D" in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the penalty tax described previously.


Loans and Assignments

Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.


Gifting A Contract

If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your Contract's Value, you will pay tax on your Contract Value to the extent it exceeds your Purchase Payments not previously received. The new owner's Purchase Payments in the contract would then be increased to reflect the amount included in income.


Charges for Additional Benefits

Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.



Special Considerations for Same-Sex Spouses

The U.S. Supreme Court recently held same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.



Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.


Types of Qualified Contracts and Terms of Contracts

Qualified retirement plans may include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)


Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code's requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.



Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified retirement plan and the participant's specific circumstances (e.g., the participant's compensation).

 o Minimum annual distributions are required under some qualified retirement plans once you reach age 701/2 or retire, if later as described below.
 o Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.


Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70 1/2 or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.


Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of Purchase Payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.



Federal Penalty Tax on Early Distributions from Qualified Retirement Plans

The Code may impose a 10% penalty tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% penalty tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
 o Distribution received on or after the Annuitant reaches 591/2
 o Distribution received on or after the Annuitant's death or because of the Annuitant's disability (as defined in the Code)
 o Distribution received as a series of substantially equal periodic payments based on the Annuitant's life (or life expectancy), or
 o Distribution received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


The IRS issued Announcement 2014-15 following the Tax Court's decision in Bobrow v. Commissioner, T.C. Memo. 2014-21. In the Announcement, the IRS stated its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual's IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.



Death Benefit and IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Contractowner provide their voting instructions to us. Even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes which had been deducted. No surrender charges or Market Value Adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or Contract Value as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of Purchase Payments or Contract Value as of the Valuation Date on which we receive the cancellation request.


State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.


A written confirmation of each transaction will be mailed to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
 o deduction of the account fee and rider charges;
 o crediting of persistency credits, if applicable;
 o any rebalancing event under Asset Allocation Models, Investment Requirements or the portfolio rebalancing service; and
 o any transfer or withdrawal under dollar cost averaging, AWS, or the cross-reinvestment service.



Other Information

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.

Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.


After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding Legal Proceedings.

Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account N



Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Market Value Adjustment Example
Annuity Payouts
Examples of Regular Income Payment Calculations
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
About the S&P 500 Index
Unclaimed Property
Additional Services
Other Information
Financial Statements


For a free copy of the SAI complete the form below.







                Statement of Additional Information Request Card
                              Lincoln ChoicePlusSM
                    Lincoln Life Variable Annuity Account N










   .

Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account N Lincoln ChoicePlusSM.


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City --------------------------------------------------- State ---------
Zip ---------


Mail to The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348.

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.



                              with EEB                                     with EGMDB
             -------------------------------------------    ----------------------------------------
              Accumulation unit value                       Accumulation unit value
             --------------------------      Number of      -----------------------      Number of
              Beginning        End of       accumulation     Beginning      End of      accumulation
              of period        period          units         of period      period         units
             -----------    -----------    -------------    -----------    --------    -------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
ABVPSF Global Thematic Growth
2004  .         10.435         10.791             5             4.163        4.314         1,548
2005  .         10.791         11.007             4             4.314        4.410         1,123
2006  .         11.007         11.740             4             4.410        4.713         1,321
2007  .         11.740         13.854             5             4.713        5.572         1,071
2008  .         13.854          7.162             2             5.572        2.887           454
2009  .          7.162         10.794             2             2.887        4.359           411
2010  .         10.794         12.597             2             4.359        5.097           351
2011  .          N/A            N/A             N/A             5.097        3.850           322
2012  .          N/A            N/A             N/A             3.850        4.299           252
2013  .          N/A            N/A             N/A             4.299        5.211           625
---------       ------         ------           ---             -----        -----         -----
ABVPSF Growth and Income(1)
2004  .         10.300         11.274            28            12.320       13.512         2,455
2005  .         11.274         11.605            27            13.512       13.936         2,083
2006  .         11.605         13.361            25            13.936       16.076         1,718
2007  .         13.361         13.788            23            16.076       16.624         1,330
2008  .         13.788          8.047            16            16.624        9.722           891
2009  .          8.047          9.531            13             9.722       11.537           656
2010  .          9.531         10.580             6            11.537       12.833           550
2011  .         10.580         11.044             6            12.833       13.423           456
2012  .         11.044         12.743             5            13.423       15.519           379
2013  .         12.743         14.897             5            15.519       18.155           345
---------       ------         ------           ---            ------       ------         -----
ABVPSF International Value(2)
2006  .         10.661         11.846             4             9.596       11.861            68
2007  .         11.846         12.309             6            11.861       12.348           143
2008  .         12.309          5.659             7            12.348        5.688           112
2009  .          5.659          7.482             4             5.688        7.537            79
2010  .          7.482          7.680             4             7.537        7.751            46
2011  .          7.680          6.089             3             7.751        6.158            42
2012  .          6.089          6.843             3             6.158        6.934            36
2013  .          6.843          7.532             3             6.934        7.638            34
---------       ------         ------           ---            ------       ------         -----
ABVPSF Large Cap Growth
2004  .          9.096          9.698             3             6.042        6.455         1,415
2005  .          9.698         10.961             3             6.455        7.310         1,160
2006  .         10.961         10.718             3             7.310        7.162           953
2007  .         10.718         11.984             3             7.162        8.024           728
2008  .         11.984          7.097             2             8.024        4.762           562
2009  .          7.097          9.576             2             4.762        6.438           433
2010  .          9.576         10.351             1*            6.438        6.973           347
2011  .         10.351          9.853             1*            6.973        6.651           290
2012  .          9.853         11.260             1*            6.651        7.616           242
2013  .         11.260         15.181             1*            7.616       10.289           207
---------       ------         ------           ---            ------       ------         -----
ABVPSF Small/Mid Cap Value
2004  .          N/A            N/A             N/A            15.243       17.898            75
2005  .         17.781         18.659             1*           17.898       18.820            77
2006  .         18.659         20.971             1*           18.820       21.194           103
2007  .         20.971         20.954             3            21.194       21.219           113
2008  .         20.954         13.250             3            21.219       13.444            43
2009  .         13.250         18.601             1*           13.444       18.912            34
2010  .         18.601         23.174             1*           18.912       23.608            40
2011  .         23.174         20.839             1*           23.608       21.273            39
2012  .         20.839         24.297             1*           21.273       24.851            22
2013  .         24.297         32.910             1*           24.851       33.729            26
---------       ------         ------           ---            ------       ------         -----

                             with EEB                                   with EGMDB
             ----------------------------------------    ----------------------------------------
             Accumulation unit value                     Accumulation unit value
             -----------------------      Number of      -----------------------      Number of
              Beginning      End of      accumulation     Beginning      End of      accumulation
              of period      period         units         of period      period         units
             -----------    --------    -------------    -----------    --------    -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Century VP Inflation Protection(3)
2004  .          N/A           N/A           N/A            10.000       10.420            299
2005  .          N/A           N/A           N/A            10.420       10.435            504
2006  .          N/A           N/A           N/A            10.435       10.452            398
2007  .          N/A           N/A           N/A            10.452       11.287            313
2008  .         11.352       10.851            9            11.287       10.952            554
2009  .         10.851       11.772            7            10.952       11.905            956
2010  .         11.772       12.176            7            11.905       12.338            329
2011  .         12.176       13.390            5            12.338       13.596            313
2012  .         13.390       14.151            5            13.596       14.397            276
2013  .         14.151       13.847            5            14.397       14.098            251
---------       ------       ------          ---            ------       ------            ---
American Funds Global Growth
2004  .          N/A           N/A           N/A            10.221       11.283             32
2005  .         11.269       12.652            1*           11.283       12.692             88
2006  .         12.652       14.994            1*           12.692       15.072            179
2007  .         14.994       16.947            2            15.072       17.070            217
2008  .         16.947       10.275            3            17.070       10.370            208
2009  .         10.275       14.390            3            10.370       14.553            135
2010  .         14.390       15.825            3            14.553       16.036            115
2011  .         15.825       14.190            3            16.036       14.408            100
2012  .         14.190       17.116            2            14.408       17.413             87
2013  .         17.116       21.759            1*           17.413       22.181             83
---------       ------       ------          ---            ------       ------            ---
American Funds Global Small Capitalization
2004  .         13.402       15.943            7             7.186        8.566          1,485
2005  .         15.943       19.668            9             8.566       10.588          1,397
2006  .         19.668       24.011           12            10.588       12.952          1,178
2007  .         24.011       28.694           12            12.952       15.509            893
2008  .         28.694       13.124           10            15.509        7.108            615
2009  .         13.124       20.833            6             7.108       11.306            508
2010  .         20.833       25.098            5            11.306       13.647            427
2011  .         25.098       19.971            4            13.647       10.881            344
2012  .         19.971       23.227            3            10.881       12.680            276
2013  .         23.227       29.322            2            12.680       16.040            345
---------       ------       ------          ---            ------       ------          -----
American Funds Growth
2004  .         10.830       11.990           77             7.860        8.720         12,415
2005  .         11.990       13.711           76             8.720        9.991         11,142
2006  .         13.711       14.872           71             9.991       10.858          9,262
2007  .         14.872       16.443           69            10.858       12.029          6,907
2008  .         16.443        9.066           56            12.029        6.646          4,966
2009  .          9.066       12.439           35             6.646        9.137          4,043
2010  .         12.439       14.529           29             9.137       10.693          3,230
2011  .         14.529       13.686           27            10.693       10.093          2,674
2012  .         13.686       15.879           25            10.093       11.734          2,261
2013  .         15.879       20.331           23            11.734       15.054          1,936
---------       ------       ------          ---            ------       ------         ------
American Funds Growth-Income
2004  .         11.033       11.984          221            11.994       13.055          8,425
2005  .         11.984       12.482          216            13.055       13.624          7,340
2006  .         12.482       14.151          194            13.624       15.477          6,098
2007  .         14.151       14.629          180            15.477       16.031          4,757
2008  .         14.629        8.948          141            16.031        9.825          3,590
2009  .          8.948       11.557          104             9.825       12.715          2,870
2010  .         11.557       12.673           52            12.715       13.971          2,411
2011  .         12.673       12.243           30            13.971       13.525          1,922
2012  .         12.243       14.156           28            13.525       15.668          1,628
2013  .         14.156       18.598           25            15.668       20.627          1,407
---------       ------       ------          ---            ------       ------         ------

                             with EEB                                   with EGMDB
             ----------------------------------------    ----------------------------------------
             Accumulation unit value                     Accumulation unit value
             -----------------------      Number of      -----------------------      Number of
              Beginning      End of      accumulation     Beginning      End of      accumulation
              of period      period         units         of period      period         units
             -----------    --------    -------------    -----------    --------    -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds International
2004  .      11.371         13.353            17             6.038        7.104         6,101
2005  .      13.353         15.966            19             7.104        8.512         6,102
2006  .      15.966         18.695            20             8.512        9.987         5,394
2007  .      18.695         22.082            20             9.987       11.820         4,184
2008  .      22.082         12.577            15            11.820        6.746         2,988
2009  .      12.577         17.709            11             6.746        9.517         2,270
2010  .      17.709         18.689            11             9.517       10.063         1,939
2011  .      18.689         15.823            10            10.063        8.538         1,636
2012  .      15.823         18.361             8             8.538        9.927         1,401
2013  .      18.361         21.979             8             9.927       11.906         1,245
---------    ------         ------            --            ------       ------         -----
BlackRock Global Allocation V.I.
2009  .      N/A              N/A            N/A            10.005       11.587            51
2010  .      N/A              N/A            N/A            11.587       12.541           126
2011  .      12.501         11.854             7            12.541       11.917           182
2012  .      11.854         12.829             7            11.917       12.922           168
2013  .      12.829         14.446             9            12.922       14.580           183
---------    ------         ------           ---            ------       ------         -----
Delaware VIP Diversified Income
2004  .      N/A              N/A            N/A            10.000       10.888           306
2005  .      10.875         10.639             5            10.888       10.673           546
2006  .      10.639         11.263             2            10.673       11.321           581
2007  .      11.263         11.906            10            11.321       11.992           621
2008  .      11.906         11.143            13            11.992       11.246           517
2009  .      11.143         13.889             6            11.246       14.046           527
2010  .      13.889         14.744             6            14.046       14.940           493
2011  .      14.744         15.403             4            14.940       15.639           415
2012  .      15.403         16.201             4            15.639       16.482           391
2013  .      16.201         15.717             3            16.482       16.022           352
---------    ------         ------           ---            ------       ------         -----
Delaware VIP High Yield
2004  .      13.119         14.750             9             9.527       10.733         1,765
2005  .      14.750         15.036             8            10.733       10.963         1,340
2006  .      15.036         16.639             6            10.963       12.156         1,150
2007  .      16.639         16.833             4            12.156       12.322         1,248
2008  .      16.833         12.561             5            12.322        9.213           838
2009  .      12.561         18.416             2             9.213       13.535           558
2010  .      18.416         20.899             1*           13.535       15.391           737
2011  .      20.899         21.057             1*           15.391       15.539           324
2012  .      21.057         24.417             1*           15.539       18.054           548
2013  .      24.417         26.244             1*           18.054       19.444           250
---------    ------         ------           ---            ------       ------         -----
Delaware VIP International Value Equity
2004  .      N/A              N/A            N/A            12.325       14.802           148
2005  .      N/A              N/A            N/A            14.802       16.475           170
2006  .      N/A              N/A            N/A            16.475       20.078           136
2007  .      N/A              N/A            N/A            20.078       20.836            77
2008  .      N/A              N/A            N/A            20.836       11.830            34
2009  .      N/A              N/A            N/A            11.830       15.717            23
2010  .      N/A              N/A            N/A            15.717       17.191            19
2011  .      N/A              N/A            N/A            17.191       14.505            14
2012  .      N/A              N/A            N/A            14.505       16.477            12
2013  .      N/A              N/A            N/A            16.477       19.951            10
---------    ------         ------           ---            ------       ------         -----
Delaware VIP Limited-Term Diversified Income
2005  .      N/A              N/A            N/A             9.922        9.936            21
2006  .      N/A              N/A            N/A             9.936       10.222             8
2007  .      10.493         10.504             2            10.222       10.506            34
2008  .      10.504         10.270             2            10.506       10.293            75
2009  .      10.270         11.379             2            10.293       11.427           198
2010  .      11.379         11.680             2            11.427       11.752           283
2011  .      11.680         11.788             2            11.752       11.885           231
2012  .      11.788         11.894             4            11.885       12.016           203
2013  .      11.894         11.550             4            12.016       11.692           181
---------    ------         ------           ---            ------       ------         -----

                              with EEB                                     with EGMDB
             -------------------------------------------    ----------------------------------------
              Accumulation unit value                       Accumulation unit value
             --------------------------      Number of      -----------------------      Number of
              Beginning        End of       accumulation     Beginning      End of      accumulation
              of period        period          units         of period      period         units
             -----------    -----------    -------------    -----------    --------    -------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP REIT
2004  .         14.563         18.829            11            18.391       23.826         1,194
2005  .         18.829         19.859             9            23.826       25.179           883
2006  .         19.859         25.921             7            25.179       32.931           713
2007  .         25.921         21.954             7            32.931       27.946           448
2008  .         21.954         14.030             4            27.946       17.895           292
2009  .         14.030         17.025             1*           17.895       21.760           205
2010  .         17.025         21.277             1*           21.760       27.248           174
2011  .         21.277         23.234             1*           27.248       29.814           137
2012  .         23.234         26.740             1*           29.814       34.381           109
2013  .         26.740         26.879             1*           34.381       34.628           106
---------       ------         ------            --            ------       ------         -----
Delaware VIP Small Cap Value
2004  .         14.269         17.059            13            16.483       19.746         1,722
2005  .         17.059         18.369            14            19.746       21.305         1,491
2006  .         18.369         21.004            13            21.305       24.410         1,230
2007  .         21.004         19.302             9            24.410       22.476           886
2008  .         19.302         13.320             8            22.476       15.542           599
2009  .         13.320         17.281             7            15.542       20.204           424
2010  .         17.281         22.495             6            20.204       26.352           348
2011  .         22.495         21.843             5            26.352       25.640           282
2012  .         21.843         24.485             5            25.640       28.799           237
2013  .         24.485         32.170             3            28.799       37.914           204
---------       ------         ------            --            ------       ------         -----
Delaware VIP Smid Cap Growth(4)
2004  .         11.890         13.176             7            14.708       16.332         2,346
2005  .         13.176         13.726             6            16.332       17.049         1,785
2006  .         13.726         14.534             3            17.049       18.088         1,362
2007  .         14.534         15.841             4            18.088       19.754           946
2008  .         15.841          8.303             2            19.754       10.375           654
2009  .          8.303         12.643             1*           10.375       15.829           516
2010  .         15.048         17.058             1*           18.869       21.399           428
2011  .         17.058         18.152             1*           21.399       22.817           362
2012  .         18.152         19.832             1*           22.817       24.979           302
2013  .         19.832         27.583             1*           24.979       34.812           261
---------       ------         ------            --            ------       ------         -----
Delaware VIP U.S. Growth
2004  .          N/A            N/A             N/A             9.886       10.044            41
2005  .          N/A            N/A             N/A            10.044       11.331            74
2006  .          N/A            N/A             N/A            11.331       11.404            48
2007  .          N/A            N/A             N/A            11.404       12.637            60
2008  .          N/A            N/A             N/A            12.637        7.121            38
2009  .          N/A            N/A             N/A             7.121       10.037            35
2010  .          N/A            N/A             N/A            10.037       11.238            18
2011  .          N/A            N/A             N/A            11.238       11.913            20
2012  .         12.838         13.331             1*           11.913       13.621            17
2013  .          N/A            N/A             N/A            13.621       18.059            14
---------       ------         ------           ---            ------       ------         -----
Delaware VIP Value
2004  .         10.435         11.803             7            10.112       11.461         1,483
2005  .         11.803         12.315             7            11.461       11.983         1,452
2006  .         12.315         15.041             9            11.983       14.664         1,236
2007  .         15.041         14.399            10            14.664       14.066         1,024
2008  .         14.399          9.434             6            14.066        9.235           647
2009  .          9.434         10.952             1*            9.235       10.742           530
2010  .         10.952         12.463             1*           10.742       12.248           479
2011  .         12.463         13.434             1*           12.248       13.229           408
2012  .         13.434         15.169             1*           13.229       14.967           355
2013  .          N/A            N/A             N/A            14.967       19.732           346
---------       ------         ------           ---            ------       ------         -----

                              with EEB                                     with EGMDB
             -------------------------------------------    ----------------------------------------
              Accumulation unit value                       Accumulation unit value
             --------------------------      Number of      -----------------------      Number of
              Beginning        End of       accumulation     Beginning      End of      accumulation
              of period        period          units         of period      period         units
             -----------    -----------    -------------    -----------    --------    -------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP (Reg. TM) Emerging Markets
2004  .          N/A            N/A             N/A            10.103       13.584           206
2005  .         19.378         24.241             2            13.584       17.027           300
2006  .         24.241         30.253             2            17.027       21.293           198
2007  .         30.253         41.238             3            21.293       29.082           188
2008  .         41.238         19.608             2            29.082       13.856           122
2009  .         19.608         34.285             1*           13.856       24.276           109
2010  .         34.285         39.886             1*           24.276       28.298            89
2011  .         39.886         31.401             1*           28.298       22.323            70
2012  .         31.401         35.287             1*           22.323       25.136            61
2013  .         35.287         38.150             1*           25.136       27.230            57
---------       ------         ------           ---            ------       ------           ---
DWS Alternative Asset Allocation
2009  .          N/A            N/A             N/A            11.437       11.503             2
2010  .          N/A            N/A             N/A            11.503       12.722            12
2011  .          N/A            N/A             N/A            12.722       12.154            29
2012  .          N/A            N/A             N/A            12.154       13.107            30
2013  .          N/A            N/A             N/A            13.107       13.022            31
---------       ------         ------           ---            ------       ------           ---
DWS VIT Equity 500 Index(1)
2004  .         10.116         11.010            24             9.229       10.064         4,840
2005  .         11.010         11.342             8            10.064       10.388         3,557
2006  .         11.342         12.894             6            10.388       11.834         2,494
2007  .         12.894         13.361             6            11.834       12.287         1,832
2008  .         13.361          8.264             5            12.287        7.615         1,325
2009  .          8.264         10.274             2             7.615        9.486         1,070
2010  .         10.274         11.597             1*            9.486       10.729           904
2011  .         11.597         11.622             1*           10.729       10.774           734
2012  .         11.622         13.234             1*           10.774       12.292           662
2013  .         13.234         15.492             1*           12.292       14.401           608
---------       ------         ------           ---            ------       ------         -----
DWS VIT Small Cap Index
2004  .         13.647         15.815             1*           13.708       15.918           422
2005  .         15.815         16.227             1*           15.918       16.366           324
2006  .         16.227         18.763             1*           16.366       18.961           245
2007  .         18.763         18.114             1*           18.961       18.342           173
2008  .         18.114         11.743             1*           18.342       11.915           120
2009  .          N/A            N/A             N/A            11.915       14.872           107
2010  .          N/A            N/A             N/A            14.872       18.536            82
2011  .          N/A            N/A             N/A            18.536       17.471            69
2012  .          N/A            N/A             N/A            17.471       20.028            60
2013  .          N/A            N/A             N/A            20.028       27.380            57
---------       ------         ------           ---            ------       ------         -----
Fidelity VIP Contrafund
2004  .          N/A            N/A             N/A            12.334       14.007           287
2005  .         13.912         15.972             2            14.007       16.113           656
2006  .         15.972         17.515             9            16.113       17.705           646
2007  .         17.515         20.219             9            17.705       20.480           465
2008  .         20.219         11.403            10            20.480       11.574           367
2009  .         11.403         15.203             9            11.574       15.460           307
2010  .         15.203         17.494             6            15.460       17.826           268
2011  .         17.494         16.737             6            17.826       17.089           227
2012  .         16.737         19.130             6            17.089       19.571           192
2013  .         19.130         24.654             5            19.571       25.273           167
---------       ------         ------           ---            ------       ------         -----
Fidelity VIP Equity-Income(1)
2004  .         10.802         11.857            28            11.166       12.281         2,659
2005  .         11.857         12.353            27            12.281       12.820         2,145
2006  .         12.353         14.612            18            12.820       15.195         1,685
2007  .         14.612         14.600            20            15.195       15.213         1,256
2008  .         14.600          8.239            10            15.213        8.603           858
2009  .          8.239         10.558             1*            8.603       11.046           675
2010  .         10.558         11.965             1*           11.046       12.542           547
2011  .         11.965         11.889             1*           12.542       12.488           461
2012  .         11.889         13.726             1*           12.488       14.446           412
2013  .         13.726         16.062             1*           14.446       16.917           385
---------       ------         ------           ---            ------       ------         -----

                              with EEB                                     with EGMDB
             -------------------------------------------    ----------------------------------------
              Accumulation unit value                       Accumulation unit value
             --------------------------      Number of      -----------------------      Number of
              Beginning        End of       accumulation     Beginning      End of      accumulation
              of period        period          units         of period      period         units
             -----------    -----------    -------------    -----------    --------    -------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity VIP Growth
2004  .         10.275         10.454             3             9.242        9.421         2,542
2005  .         10.454         10.884             2             9.421        9.829         1,950
2006  .         10.884         11.445             1*            9.829       10.356         1,411
2007  .         11.445         14.300             1*           10.356       12.966         1,036
2008  .         14.300          7.435             1*           12.966        6.755           755
2009  .          7.435          9.386             1*            6.755        8.545           633
2010  .          9.386         11.470             1*            8.545       10.463           525
2011  .         11.470         11.311             1*           10.463       10.339           448
2012  .         11.311         12.767             1*           10.339       11.693           394
2013  .         12.767         17.132             1*           11.693       15.720           338
---------       ------         ------             -            ------       ------         -----
Fidelity VIP Mid Cap
2005  .         10.000         11.568             2            10.000       11.581           128
2006  .         11.568         12.796             8            11.581       12.836           357
2007  .         12.796         14.524             8            12.836       14.599           293
2008  .         14.524          8.632             7            14.599        8.694           221
2009  .          8.632         11.872             5             8.694       11.981           182
2010  .         11.872         15.022             3            11.981       15.191           247
2011  .         15.022         13.179             3            15.191       13.354           211
2012  .         13.179         14.859             3            13.354       15.086           166
2013  .         14.859         19.869             5            15.086       20.212           156
---------       ------         ------             -            ------       ------         -----
Fidelity VIP Overseas(5)
2004  .         12.033         13.457             1*            9.793       10.973           676
2005  .         13.457         15.766             1*           10.973       12.882           588
2006  .         15.766         18.320             1*           12.882       14.999           466
2007  .         18.320         21.152             1*           14.999       17.351           356
2008  .         21.152         11.698             1*           17.351        9.615           264
2009  .          N/A            N/A             N/A             9.615       11.996           200
2010  .          N/A            N/A             N/A            11.996       13.381           158
2011  .          N/A            N/A             N/A            13.381       10.930           142
2012  .          N/A            N/A             N/A            10.930       13.014           112
2013  .          N/A            N/A             N/A            13.014       14.546           108
---------       ------         ------           ---            ------       ------         -----
FTVIPT Franklin Income Securities
2006  .         10.581         11.225             5            10.183       11.239           127
2007  .         11.225         11.462             5            11.239       11.499           285
2008  .         11.462          7.935             8            11.499        7.976           267
2009  .          7.935         10.589             3             7.976       10.665           311
2010  .         10.589         11.741             4            10.665       11.850           236
2011  .         11.741         11.830             3            11.850       11.964           218
2012  .         11.830         13.116             3            11.964       13.290           164
2013  .         13.116         14.707             4            13.290       14.933           178
---------       ------         ------           ---            ------       ------         -----
FTVIPT Franklin Small-Mid Cap Growth Securities(6)
2004  .         11.658         12.789             6             5.997        6.592         1,253
2005  .         12.789         13.189             2             6.592        6.812         1,081
2006  .         13.189         14.108             3             6.812        7.301           868
2007  .         14.108         15.445             2             7.301        8.009           666
2008  .         15.445          8.740             2             8.009        4.541           467
2009  .          8.740         12.350             2             4.541        6.430           383
2010  .         12.350         15.511             2             6.430        8.092           344
2011  .         15.511         14.527             2             8.092        7.594           276
2012  .         14.527         15.848             1*            7.594        8.301           223
2013  .         15.848         18.471             1*            8.301        9.682           199
---------       ------         ------           ---            ------       ------         -----
FTVIPT Mutual Shares Securities
2006  .         10.492         11.270             3            10.234       11.284           142
2007  .         11.270         11.477             5            11.284       11.514           262
2008  .         11.477          7.104             7            11.514        7.141           232
2009  .          7.104          8.812             2             7.141        8.876           150
2010  .          8.812          9.643             4             8.876        9.732           133
2011  .          9.643          9.391             3             9.732        9.497            93
2012  .          9.391         10.558             2             9.497       10.699            78
2013  .         10.558         13.327             1*           10.699       13.531            60
---------       ------         ------           ---            ------       ------         -----

                              with EEB                                     with EGMDB
             -------------------------------------------    ----------------------------------------
              Accumulation unit value                       Accumulation unit value
             --------------------------      Number of      -----------------------      Number of
              Beginning        End of       accumulation     Beginning      End of      accumulation
              of period        period          units         of period      period         units
             -----------    -----------    -------------    -----------    --------    -------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
FTVIPT Templeton Global Bond Securities
2005  .          N/A            N/A             N/A             9.952        9.887            13
2006  .         10.526         10.960             7             9.887       10.995           465
2007  .         10.960         11.973             8            10.995       12.035           168
2008  .         11.973         12.514            12            12.035       12.604           383
2009  .         12.514         14.617             7            12.604       14.751           213
2010  .         14.617         16.463             7            14.751       16.647           257
2011  .         16.463         16.061             6            16.647       16.273           234
2012  .         16.061         18.187             6            16.273       18.464           209
2013  .         18.187         18.190             4            18.464       18.504           189
---------       ------         ------           ---            ------       ------           ---
FTVIPT Templeton Growth Securities
2004  .         11.654         13.307             5            11.241       12.861           514
2005  .         13.307         14.256             8            12.861       13.806           569
2006  .         14.256         17.090             4            13.806       16.583           479
2007  .         17.090         17.213             4            16.583       16.737           363
2008  .         17.213          9.770             4            16.737        9.519           242
2009  .          9.770         12.606             3             9.519       12.306           157
2010  .         12.606         13.323             3            12.306       13.032           131
2011  .         13.323         12.197             3            13.032       11.954           107
2012  .         12.197         14.532             3            11.954       14.272            86
2013  .         14.532         18.709             3            14.272       18.411            81
---------       ------         ------           ---            ------       ------           ---
Invesco V.I. American Franchise
2006  .         11.266         11.113             5             8.055        7.957           959
2007  .         11.113         12.251             5             7.957        8.789           711
2008  .         12.251          6.933             3             8.789        4.984           539
2009  .          6.933          8.261             3             4.984        5.951           458
2010  .          8.261          9.390             3             5.951        6.777           392
2011  .          N/A            N/A             N/A             6.777        6.154           344
2012  .          N/A            N/A             N/A             7.073        6.831           310
2013  .          N/A            N/A             N/A             6.831        9.440           266
---------       ------         ------           ---            ------       ------           ---
Invesco V.I. Core Equity
2006  .         10.151         10.962            11             9.843       10.644         1,906
2007  .         10.962         11.664            11            10.644       11.348         1,405
2008  .         11.664          8.019            11            11.348        7.817         1,041
2009  .          8.019         10.125             5             7.817        9.890           881
2010  .         10.125         10.916             4             9.890       10.685           742
2011  .         10.916         10.736             4            10.685       10.529           616
2012  .         10.736         12.032             4            10.529       11.824           520
2013  .         12.032         15.305             4            11.824       15.071           460
---------       ------         ------           ---            ------       ------         -----
Invesco V.I. International Growth
2004  .          N/A            N/A             N/A             9.098       11.125           830
2005  .          N/A            N/A             N/A            11.125       12.937           693
2006  .          N/A            N/A             N/A            12.937       16.359           558
2007  .         19.697         22.584             1*           16.359       18.506           422
2008  .         22.584         13.251             1*           18.506       10.880           274
2009  .          N/A            N/A             N/A            10.880       14.509           224
2010  .          N/A            N/A             N/A            14.509       16.148           173
2011  .          N/A            N/A             N/A            16.148       14.850           146
2012  .          N/A            N/A             N/A            14.850       16.918           130
2013  .          N/A            N/A             N/A            16.918       19.855           109
---------       ------         ------           ---            ------       ------         -----
Janus Aspen Global Research
2004  .          N/A            N/A             N/A            10.292       10.609             6
2005  .          N/A            N/A             N/A            10.609       11.044             9
2006  .          N/A            N/A             N/A            11.044       12.843             6
2007  .          N/A            N/A             N/A            12.843       13.851             7
2008  .         12.455          7.429             1*           13.851        7.538             4
2009  .          7.429         10.046             1*            7.538       10.214             2
2010  .         10.046         11.421             1*           10.214       11.635             5
2011  .          N/A            N/A             N/A            11.635        9.868             3
2012  .          N/A            N/A             N/A             9.868       11.664             2
2013  .          N/A            N/A             N/A            11.664       14.731             2
---------       ------         ------           ---            ------       ------         -----

                              with EEB                                     with EGMDB
             -------------------------------------------    ----------------------------------------
              Accumulation unit value                       Accumulation unit value
             --------------------------      Number of      -----------------------      Number of
              Beginning        End of       accumulation     Beginning      End of      accumulation
              of period        period          units         of period      period         units
             -----------    -----------    -------------    -----------    --------    -------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
Janus Aspen Series Balanced
2004  .         10.960         11.680             1*           11.011       11.758           56
2005  .         11.680         12.376             1*           11.758       12.483           97
2006  .         12.376         13.448             1*           12.483       13.591           64
2007  .         13.448         14.596             1*           13.591       14.781           81
2008  .         14.596         12.057             1*           14.781       12.235           80
2009  .         12.057         14.901             1*           12.235       15.151           70
2010  .         14.901         15.856             1*           15.151       16.154           33
2011  .          N/A            N/A             N/A            16.154       16.145           35
2012  .          N/A            N/A             N/A            16.145       18.050           35
2013  .          N/A            N/A             N/A            18.050       21.323           31
---------       ------         ------           ---            ------       ------           --
Janus Aspen Series Enterprise
2004  .         10.679         12.662             1*           10.729       12.746           58
2005  .         12.662         13.959             1*           12.746       14.080           88
2006  .         13.959         15.566             1*           14.080       15.732           75
2007  .         15.566         18.649             1*           15.732       18.886           75
2008  .         18.649         10.304             1*           18.886       10.455           44
2009  .         10.304         14.647             1*           10.455       14.892           36
2010  .         14.647         18.093             1*           14.892       18.433           31
2011  .         18.093         17.512             1*           18.433       17.876           30
2012  .         17.512         20.160             1*           17.876       20.622           23
2013  .         20.160         26.197             1*           20.622       26.851           21
---------       ------         ------           ---            ------       ------           --
LVIP Baron Growth Opportunities(7)
2006  .          9.758         10.619             2            10.172       10.632           28
2007  .         10.619         10.808             3            10.632       10.843           52
2008  .         10.808          6.474             3            10.843        6.508           71
2009  .          6.474          8.813             3             6.508        8.877           59
2010  .          8.813         10.961             3             8.877       11.063           49
2011  .         10.961         11.221             3            11.063       11.348           45
2012  .         11.221         13.058             3            11.348       13.232           43
2013  .         13.058         17.999             4            13.232       18.275           43
---------       ------         ------           ---            ------       ------           --
LVIP BlackRock Emerging Markets RPM
2012  .          N/A            N/A             N/A            10.318       10.980            1*
2013  .          N/A            N/A             N/A            10.980        9.947           39
---------       ------         ------           ---            ------       ------           --
LVIP BlackRock Global Allocation V.I. RPM
2013  .          N/A            N/A             N/A             9.721       10.421            9
---------       ------         ------           ---            ------       ------           --
LVIP BlackRock Inflation Protected Bond
2010  .          N/A            N/A             N/A             9.972       10.112            1*
2011  .          N/A            N/A             N/A            10.112       11.156           44
2012  .          N/A            N/A             N/A            11.156       11.687           47
2013  .         11.334         10.461             3            11.687       10.537          304
---------       ------         ------           ---            ------       ------          ---
LVIP Capital Growth
2007  .          N/A            N/A             N/A             9.772       10.717            1*
2008  .          N/A            N/A             N/A            10.717        6.158           13
2009  .          N/A            N/A             N/A             6.158        8.169           20
2010  .          N/A            N/A             N/A             8.169        9.559            7
2011  .          N/A            N/A             N/A             9.559        8.555            7
2012  .          9.310          9.907             1*            8.555       10.019            8
2013  .          N/A            N/A             N/A            10.019       13.404            7
---------       ------         ------           ---            ------       ------          ---
LVIP Clarion Global Real Estate
2007  .          N/A            N/A             N/A             9.558        8.231           50
2008  .          N/A            N/A             N/A             8.231        4.693           80
2009  .          N/A            N/A             N/A             4.693        6.363           80
2010  .          N/A            N/A             N/A             6.363        7.383           67
2011  .          N/A            N/A             N/A             7.383        6.632           64
2012  .          N/A            N/A             N/A             6.632        8.135           72
2013  .          N/A            N/A             N/A             8.135        8.265           90
---------       ------         ------           ---            ------       ------          ---

                             with EEB                                   with EGMDB
             ----------------------------------------    ----------------------------------------
             Accumulation unit value                     Accumulation unit value
             -----------------------      Number of      -----------------------      Number of
              Beginning      End of      accumulation     Beginning      End of      accumulation
              of period      period         units         of period      period         units
             -----------    --------    -------------    -----------    --------    -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Columbia Small-Mid Cap Growth RPM
2007  .      N/A              N/A            N/A             9.907       10.853            10
2008  .      N/A              N/A            N/A            10.853        5.411            14
2009  .      N/A              N/A            N/A             5.411        7.900            27
2010  .      N/A              N/A            N/A             7.900        9.889            25
2011  .      N/A              N/A            N/A             9.889        8.988            16
2012  .      N/A              N/A            N/A             8.988        9.414            11
2013  .      N/A              N/A            N/A             9.414       11.559             9
---------    ------         ------           ---            ------       ------            --
LVIP Delaware Bond
2004  .      11.561         11.981            44            13.025       13.525         6,719
2005  .      11.981         12.102            42            13.525       13.689         5,626
2006  .      12.102         12.472            32            13.689       14.135         4,174
2007  .      12.472         12.942            25            14.135       14.697         3,175
2008  .      12.942         12.364            18            14.697       14.069         2,333
2009  .      12.364         14.468            10            14.069       16.496         1,838
2010  .      14.468         15.447             7            16.496       17.647         1,543
2011  .      15.447         16.363             8            17.647       18.731         1,541
2012  .      16.363         17.167             5            18.731       19.692         1,277
2013  .      17.167         16.505             5            19.692       18.970           979
---------    ------         ------           ---            ------       ------         -----
LVIP Delaware Diversified Floating Rate
2010  .      N/A              N/A            N/A            10.047       10.053             3
2011  .      N/A              N/A            N/A            10.053        9.865            13
2012  .      N/A              N/A            N/A             9.865       10.113            14
2013  .      N/A              N/A            N/A            10.113       10.023           132
---------    ------         ------           ---            ------       ------         -----
LVIP Delaware Foundation Aggressive Allocation(8)
2004  .      11.346         12.648             1*           11.360       12.688            46
2005  .      12.648         13.260             2            12.688       13.329            74
2006  .      13.260         14.905             2            13.329       15.014            67
2007  .      14.905         15.566             3            15.014       15.710            72
2008  .      15.566         10.204             3            15.710       10.319            47
2009  .      10.204         13.221             3            10.319       13.397            29
2010  .      13.221         14.599             1*           13.397       14.823            28
2011  .      14.599         14.041             1*           14.823       14.285            12
2012  .      14.041         15.616             1*           14.285       15.919             8
2013  .      15.616         18.432             1*           15.919       18.828             5
---------    ------         ------           ---            ------       ------         -----
LVIP Delaware Growth and Income
2005  .      N/A              N/A            N/A            10.058       10.379            14
2006  .      N/A              N/A            N/A            10.379       11.471            20
2007  .      N/A              N/A            N/A            11.471       11.973            29
2008  .      N/A              N/A            N/A            11.973        7.557            15
2009  .      N/A              N/A            N/A             7.557        9.258            26
2010  .      N/A              N/A            N/A             9.258       10.275            25
2011  .      N/A              N/A            N/A            10.275       10.217            18
2012  .      N/A              N/A            N/A            10.217       11.578            13
2013  .      N/A              N/A            N/A            11.578       15.161            22
---------    ------         ------           ---            ------       ------         -----
LVIP Delaware Social Awareness
2004  .      11.466         12.717             1*           11.501       12.782           427
2005  .      12.717         14.021             1*           12.782       14.120           420
2006  .      14.021         15.496             1*           14.120       15.638           307
2007  .      15.496         15.703             1*           15.638       15.878           220
2008  .      15.703         10.136             1*           15.878       10.269           174
2009  .      N/A              N/A            N/A            10.269       13.164           124
2010  .      N/A              N/A            N/A            13.164       14.483           110
2011  .      N/A              N/A            N/A            14.483       14.373            93
2012  .      N/A              N/A            N/A            14.373       16.339            79
2013  .      N/A              N/A            N/A            16.339       21.862            68
---------    ------         ------           ---            ------       ------         -----

                              with EEB                                      with EGMDB
             -------------------------------------------    -------------------------------------------
              Accumulation unit value                        Accumulation unit value
             --------------------------      Number of      --------------------------      Number of
              Beginning        End of       accumulation     Beginning        End of       accumulation
              of period        period          units         of period        period          units
             -----------    -----------    -------------    -----------    -----------    -------------
                 (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Delaware Special Opportunities
2007  .          N/A            N/A             N/A            10.033          9.154            10
2008  .          N/A            N/A             N/A             9.154          5.700            43
2009  .          N/A            N/A             N/A             5.700          7.306            30
2010  .          N/A            N/A             N/A             7.306          9.379            50
2011  .          9.311          8.656             1*            9.379          8.737            36
2012  .          8.656          9.757             1*            8.737          9.868            30
2013  .          N/A            N/A             N/A             9.868         12.972            32
---------        -----          -----           ---            ------         ------            --
LVIP Dimensional Non-U.S. Equity RPM
2011  .          N/A            N/A             N/A             9.959          8.311             3
2012  .          N/A            N/A             N/A             8.311          9.709             3
2013  .          N/A            N/A             N/A             9.709         10.994             7
---------        -----          -----           ---            ------         ------            --
LVIP Dimensional U.S. Equity RPM
2011  .          N/A            N/A             N/A            10.034          9.367             3
2012  .          N/A            N/A             N/A             9.367         10.818             3
2013  .          N/A            N/A             N/A            10.818         13.746             2
---------        -----          -----           ---            ------         ------            --
LVIP Dimensional/Vanguard Total Bond
2011  .         10.325         10.344             1*           10.072         10.357            30
2012  .         10.344         10.534             1*           10.357         10.568            44
2013  .         10.534         10.055             1*           10.568         10.108            24
---------       ------         ------           ---            ------         ------            --
LVIP Global Income
2009  .          N/A            N/A             N/A            10.118         10.688            19
2010  .         10.673         11.492             4            10.688         11.532            33
2011  .         11.492         11.404             4            11.532         11.466            29
2012  .         11.404         12.056             3            11.466         12.146            17
2013  .         12.056         11.501             3            12.146         11.610            21
---------       ------         ------           ---            ------         ------            --
LVIP Growth Fund(9)
2005  .          N/A            N/A             N/A            10.093         10.849             1*
2006  .          N/A            N/A             N/A            10.849         11.358             6
---------       ------         ------           ---            ------         ------            --
LVIP Growth Opportunities(10)
2005  .          N/A            N/A             N/A            10.494         11.456            16
2006  .          N/A            N/A             N/A            11.456         12.414             3
---------       ------         ------           ---            ------         ------            --
LVIP JPMorgan High Yield
2010  .          N/A            N/A             N/A            10.742         10.819             1*
2011  .          N/A            N/A             N/A            10.819         10.939            91
2012  .          N/A            N/A             N/A            10.939         12.365            70
2013  .          N/A            N/A             N/A            12.365         12.961            60
---------       ------         ------           ---            ------         ------            --
LVIP JPMorgan Mid Cap Value RPM
2007  .          N/A            N/A             N/A             N/A            N/A             N/A
2008  .          N/A            N/A             N/A             8.144          6.086            21
2009  .          N/A            N/A             N/A             6.086          7.463            19
2010  .          N/A            N/A             N/A             7.463          9.158            18
2011  .          N/A            N/A             N/A             9.158          8.850            14
2012  .          N/A            N/A             N/A             8.850          9.902            11
2013  .          N/A            N/A             N/A             9.902         12.094            22
---------       ------         ------           ---            ------         ------           ---
LVIP Managed Risk Profile 2010
2007  .          N/A            N/A             N/A             9.815         10.450            20
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
2009  .          N/A            N/A             N/A             8.856          9.571             5
2010  .          N/A            N/A             N/A             9.571         10.494             5
2011  .          N/A            N/A             N/A            10.494         10.450             7
2012  .          N/A            N/A             N/A            10.450         11.158             7
2013  .          N/A            N/A             N/A            11.158         11.955             7
---------       ------         ------           ---            ------         ------           ---

                             with EEB                                    with EGMDB
             ----------------------------------------    -------------------------------------------
             Accumulation unit value                      Accumulation unit value
             -----------------------      Number of      --------------------------      Number of
              Beginning      End of      accumulation     Beginning        End of       accumulation
              of period      period         units         of period        period          units
             -----------    --------    -------------    -----------    -----------    -------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Managed Risk Profile 2020
2007  .      N/A              N/A            N/A             9.551         10.296            17
2008  .      N/A              N/A            N/A            10.296          7.404            19
2009  .      N/A              N/A            N/A             7.404          9.152            31
2010  .      N/A              N/A            N/A             9.152         10.086            30
2011  .      N/A              N/A            N/A            10.086          9.941            25
2012  .      N/A              N/A            N/A             9.941         10.597            11
2013  .      N/A              N/A            N/A            10.597         11.583            11
---------    ------         ------           --------       ------         ------            --
LVIP Managed Risk Profile 2030
2007  .      N/A              N/A            N/A             N/A            N/A             N/A
2008  .      N/A              N/A            N/A             N/A            N/A             N/A
2009  .      N/A              N/A            N/A             5.945          8.915             1*
2010  .      N/A              N/A            N/A             8.915          9.869             2
2011  .      N/A              N/A            N/A             9.869          9.653             2
2012  .      N/A              N/A            N/A             9.653         10.245             2
2013  .      N/A              N/A            N/A            10.245         11.462             2
---------    ------         ------           --------       ------         ------           ---
LVIP Managed Risk Profile 2040
2007  .      N/A              N/A            N/A             N/A            N/A             N/A
2008  .      N/A              N/A            N/A             N/A            N/A             N/A
2009  .      N/A              N/A            N/A             N/A            N/A             N/A
2010  .      N/A              N/A            N/A             N/A            N/A             N/A
2011  .      N/A              N/A            N/A             N/A            N/A             N/A
2012  .      N/A              N/A            N/A             N/A            N/A             N/A
2013  .      N/A              N/A            N/A            10.303         10.933             1*
---------    ------         ------           --------       ------         ------           ---
LVIP Managed Risk Profile Conservative
2005  .      N/A              N/A            N/A             9.991         10.266           113
2006  .      N/A              N/A            N/A            10.266         11.041           183
2007  .      N/A              N/A            N/A            11.041         11.705           228
2008  .      N/A              N/A            N/A            11.705          9.390           265
2009  .      N/A              N/A            N/A             9.390         11.532           258
2010  .      N/A              N/A            N/A            11.532         12.535           219
2011  .      N/A              N/A            N/A            12.535         12.784           190
2012  .      N/A              N/A            N/A            12.784         13.805           153
2013  .      N/A              N/A            N/A            13.805         14.902           142
---------    ------         ------           --------       ------         ------           ---
LVIP Managed Risk Profile Growth
2005  .      N/A              N/A            N/A             9.989         10.661            99
2006  .      N/A              N/A            N/A            10.661         11.970           124
2007  .      N/A              N/A            N/A            11.970         12.929           177
2008  .      N/A              N/A            N/A            12.929          8.468           123
2009  .      N/A              N/A            N/A             8.468         10.748           135
2010  .      N/A              N/A            N/A            10.748         11.915            96
2011  .      N/A              N/A            N/A            11.915         11.721            75
2012  .      12.153         12.395             7            11.721         12.584            78
2013  .      12.395         13.816             7            12.584         14.055            84
---------    ------         ------           ---            ------         ------           ---
LVIP Managed Risk Profile Moderate
2005  .      N/A              N/A            N/A            10.041         10.484            93
2006  .      N/A              N/A            N/A            10.484         11.555           348
2007  .      N/A              N/A            N/A            11.555         12.420           386
2008  .      N/A              N/A            N/A            12.420          8.964           353
2009  .      N/A              N/A            N/A             8.964         11.290           368
2010  .      N/A              N/A            N/A            11.290         12.433           309
2011  .      12.296         12.211             1*           12.433         12.372           290
2012  .      12.211         13.137             1*           12.372         13.338           273
2013  .      13.137         14.426             1*           13.338         14.675           286
---------    ------         ------           ---            ------         ------           ---
LVIP MFS International Growth RPM
2013  .      N/A              N/A            N/A             9.406         10.062             1*
---------    ------         ------           ---            ------         ------           ---

                              with EEB                                      with EGMDB
             -------------------------------------------    -------------------------------------------
              Accumulation unit value                        Accumulation unit value
             --------------------------      Number of      --------------------------      Number of
              Beginning        End of       accumulation     Beginning        End of       accumulation
              of period        period          units         of period        period          units
             -----------    -----------    -------------    -----------    -----------    -------------
                 (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP MFS International Growth
2007  .          N/A            N/A             N/A             9.717         11.163             29
2008  .          N/A            N/A             N/A            11.163          5.606             20
2009  .          N/A            N/A             N/A             5.606          7.491             17
2010  .          N/A            N/A             N/A             7.491          8.335            593
2011  .          N/A            N/A             N/A             8.335          7.388             16
2012  .          7.726          8.581             1*            7.388          8.678             13
2013  .          N/A            N/A             N/A             8.678          9.698            193
---------        -----          -----           ---            ------         ------            ---
LVIP MFS Value
2007  .          N/A            N/A             N/A             9.710          9.721              1*
2008  .          N/A            N/A             N/A             9.721          6.475             19
2009  .          N/A            N/A             N/A             6.475          7.704             58
2010  .          N/A            N/A             N/A             7.704          8.456            161
2011  .          N/A            N/A             N/A             8.456          8.309            164
2012  .          8.915          9.402             1*            8.309          9.508            126
2013  .          N/A            N/A             N/A             9.508         12.716            124
---------        -----          -----           ---            ------         ------            ---
LVIP Mid-Cap Value
2007  .          N/A            N/A             N/A             9.785          8.649              6
2008  .          N/A            N/A             N/A             8.649          5.044             13
2009  .          N/A            N/A             N/A             5.044          7.068             20
2010  .          N/A            N/A             N/A             7.068          8.614             31
2011  .          N/A            N/A             N/A             8.614          7.683             23
2012  .          N/A            N/A             N/A             7.683          9.380             22
2013  .          N/A            N/A             N/A             9.380         12.377             22
---------        -----          -----           ---            ------         ------            ---
LVIP Mondrian International Value
2004  .          N/A            N/A             N/A            13.554         16.164            173
2005  .         16.060         17.788             1*           16.164         17.939            239
2006  .         17.788         22.758             1*           17.939         22.998            266
2007  .         22.758         24.970             1*           22.998         25.283            197
2008  .         24.970         15.566             1*           25.283         15.793            135
2009  .          N/A            N/A             N/A            15.793         18.880             91
2010  .          N/A            N/A             N/A            18.880         19.076             73
2011  .          N/A            N/A             N/A            19.076         18.018             60
2012  .          N/A            N/A             N/A            18.018         19.476             53
2013  .         21.090         22.834             1*           19.476         23.400             60
---------       ------         ------           ---            ------         ------            ---
LVIP Money Market
2004  .          9.917          9.845            23            11.039         10.981          2,773
2005  .          9.845          9.959            20            10.981         11.131          2,440
2006  .          9.959         10.260            22            11.131         11.490          1,755
2007  .         10.260         10.598            36            11.490         11.892          2,055
2008  .         10.598         10.675            30            11.892         12.002          2,601
2009  .         10.675         10.537            17            12.002         11.871          1,454
2010  .         10.537         10.375            12            11.871         11.711          1,000
2011  .         10.375         10.213             9            11.711         11.552            895
2012  .         10.213         10.054             4            11.552         11.394            699
2013  .         10.054          9.896            13            11.394         11.239            585
---------       ------         ------           ---            ------         ------          -----
LVIP SSgA Bond Index
2008  .          N/A            N/A             N/A            10.103         10.470            128
2009  .          N/A            N/A             N/A            10.470         10.765            231
2010  .          N/A            N/A             N/A            10.765         11.221            330
2011  .          N/A            N/A             N/A            11.221         11.854            673
2012  .          N/A            N/A             N/A            11.854         12.110            284
2013  .          N/A            N/A             N/A            12.110         11.605            270
---------       ------         ------           ---            ------         ------          -----
LVIP SSgA Conservative Index Allocation
2010  .          N/A            N/A             N/A             N/A            N/A             N/A
2011  .          N/A            N/A             N/A             N/A            N/A             N/A
2012  .          N/A            N/A             N/A            11.192         11.327             11
2013  .          N/A            N/A             N/A            11.327         11.899             47
---------       ------         ------           ---            ------         ------          -----

                             with EEB                                    with EGMDB
             ----------------------------------------    -------------------------------------------
             Accumulation unit value                      Accumulation unit value
             -----------------------      Number of      --------------------------      Number of
              Beginning      End of      accumulation     Beginning        End of       accumulation
              of period      period         units         of period        period          units
             -----------    --------    -------------    -----------    -----------    -------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA Conservative Structured Allocation
2010  .      N/A              N/A            N/A            10.333         10.403             1*
2011  .      N/A              N/A            N/A            10.403         10.519             1*
2012  .      N/A              N/A            N/A            10.519         11.211             4
2013  .      N/A              N/A            N/A            11.211         11.808            10
---------    ------         ------           --------       ------         ------            --
LVIP SSgA Developed International 150
2008  .      N/A              N/A            N/A             9.170          6.267            12
2009  .      N/A              N/A            N/A             6.267          8.919            26
2010  .      N/A              N/A            N/A             8.919          9.410            30
2011  .      N/A              N/A            N/A             9.410          8.133            35
2012  .      N/A              N/A            N/A             8.133          9.092            33
2013  .      N/A              N/A            N/A             9.092         10.760            31
---------    ------         ------           --------       ------         ------            --
LVIP SSgA Emerging Markets 100
2008  .      N/A              N/A            N/A             9.499          6.058            10
2009  .      N/A              N/A            N/A             6.058         11.319            34
2010  .      N/A              N/A            N/A            11.319         14.213            46
2011  .      N/A              N/A            N/A            14.213         11.891            44
2012  .      N/A              N/A            N/A            11.891         13.178            36
2013  .      N/A              N/A            N/A            13.178         12.595            28
---------    ------         ------           --------       ------         ------            --
LVIP SSgA Global Tactical Allocation RPM(11)
2005  .      N/A              N/A            N/A            10.102         10.897            82
2006  .      N/A              N/A            N/A            10.897         12.492           171
2007  .      N/A              N/A            N/A            12.492         13.642           116
2008  .      N/A              N/A            N/A            13.642          7.988           102
2009  .      N/A              N/A            N/A             7.988         10.277           128
2010  .      N/A              N/A            N/A            10.277         10.994            31
2011  .      10.872         10.695             1*           10.994         10.837            22
2012  .      10.695         11.670             1*           10.837         11.848            19
2013  .      11.670         12.580             1*           11.848         12.798            26
---------    ------         ------           ---            ------         ------           ---
LVIP SSgA International Index
2008  .      N/A              N/A            N/A             9.474          6.403            13
2009  .      N/A              N/A            N/A             6.403          8.053            30
2010  .      N/A              N/A            N/A             8.053          8.479            58
2011  .      N/A              N/A            N/A             8.479          7.308            67
2012  .      N/A              N/A            N/A             7.308          8.491            66
2013  .      N/A              N/A            N/A             8.491         10.105           226
---------    ------         ------           ---            ------         ------           ---
LVIP SSgA Large Cap 100
2008  .      N/A              N/A            N/A             9.119          6.980            24
2009  .      N/A              N/A            N/A             6.980          9.289            41
2010  .      N/A              N/A            N/A             9.289         10.891            59
2011  .      N/A              N/A            N/A            10.891         10.961            72
2012  .      N/A              N/A            N/A            10.961         12.100            57
2013  .      N/A              N/A            N/A            12.100         16.167            51
---------    ------         ------           ---            ------         ------           ---
LVIP SSgA Large Cap RPM
2013  .      N/A              N/A            N/A             N/A            N/A             N/A
---------    ------         ------           ---            ------         ------           ---
LVIP SSgA Moderate Index Allocation
2010  .      N/A              N/A            N/A             N/A            N/A             N/A
2011  .      N/A              N/A            N/A             N/A            N/A             N/A
2012  .      N/A              N/A            N/A             N/A            N/A             N/A
2013  .      N/A              N/A            N/A             N/A            N/A             N/A
---------    ------         ------           ---            ------         ------           ---
LVIP SSgA Moderate Structured Allocation
2010  .      N/A              N/A            N/A             N/A            N/A             N/A
2011  .      10.555         10.392             1*           10.564         10.421            24
2012  .      10.392         11.276             1*           10.421         11.331            24
2013  .      11.276         12.488             1*           11.331         12.574            25
---------    ------         ------           ---            ------         ------           ---
LVIP SSgA Moderately Aggressive Index Allocation
2010  .      N/A              N/A            N/A             N/A            N/A             N/A
2011  .      N/A              N/A            N/A             N/A            N/A             N/A
2012  .      N/A              N/A            N/A            10.759         11.492            13
2013  .      N/A              N/A            N/A            11.492         12.978            44
---------    ------         ------           ---            ------         ------           ---

                              with EEB                                      with EGMDB
             -------------------------------------------    -------------------------------------------
              Accumulation unit value                        Accumulation unit value
             --------------------------      Number of      --------------------------      Number of
              Beginning        End of       accumulation     Beginning        End of       accumulation
              of period        period          units         of period        period          units
             -----------    -----------    -------------    -----------    -----------    -------------
                 (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .          N/A            N/A             N/A             N/A            N/A             N/A
2011  .          N/A            N/A             N/A            10.859         10.495              5
2012  .          N/A            N/A             N/A            10.495         11.499              5
2013  .          N/A            N/A             N/A            11.499         13.026              6
---------        --             --              ---            ------         ------           ----
LVIP SSgA S&P 500 Index(12)
2005  .          N/A            N/A             N/A            10.095         10.275             13
2006  .          N/A            N/A             N/A            10.275         11.545             12
2007  .          N/A            N/A             N/A            11.551         11.468             20
2008  .          N/A            N/A             N/A            11.468          7.102             60
2009  .          7.792          8.751             1*            7.102          8.832            105
2010  .          8.751          9.881             1*            8.832          9.992            112
2011  .          9.881          9.904             1*            9.992         10.035            123
2012  .          9.904         11.272             1*           10.035         11.444             91
2013  .         11.272         14.643            14            11.444         14.897          1,606
---------       ------         ------           ---            ------         ------          -----
LVIP SSgA Small-Cap Index
2007  .          N/A            N/A             N/A             9.914          9.158              8
2008  .          N/A            N/A             N/A             9.158          5.948             30
2009  .          N/A            N/A             N/A             5.948          7.373             47
2010  .          N/A            N/A             N/A             7.373          9.152             44
2011  .          N/A            N/A             N/A             9.152          8.591             55
2012  .          N/A            N/A             N/A             8.591          9.794             44
2013  .         11.307         13.111             2             9.794         13.286            200
---------       ------         ------           ---            ------         ------          -----
LVIP SSgA Small-Cap RPM
2013  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------          -----
LVIP SSgA Small-Mid Cap 200
2008  .          N/A            N/A             N/A             9.073          7.231              7
2009  .          9.219         10.755             1*            7.231         10.788             12
2010  .         10.755         13.488             1*           10.788         13.556             18
2011  .         13.488         12.948             1*           13.556         13.039             14
2012  .         12.948         14.468             1*           13.039         14.600             12
2013  .         14.468         19.102             1*           14.600         19.314             14
---------       ------         ------           ---            ------         ------          -----
LVIP T. Rowe Price Growth Stock
2007  .          N/A            N/A             N/A             9.841          9.936             17
2008  .          N/A            N/A             N/A             9.936          5.684             18
2009  .          N/A            N/A             N/A             5.684          7.999             38
2010  .          7.958          9.119             1*            7.999          9.185             34
2011  .          9.119          8.804             1*            9.185          8.886             36
2012  .          8.804         10.225             1*            8.886         10.341             36
2013  .         10.225         13.958             1*           10.341         14.143             35
---------       ------         ------           ---            ------         ------          -----
LVIP T. Rowe Price Structured Mid-Cap Growth
2004  .          N/A            N/A             N/A            12.339         13.795              2
2005  .          N/A            N/A             N/A            13.795         14.902             15
2006  .          N/A            N/A             N/A            14.902         16.017              5
2007  .          N/A            N/A             N/A            16.017         17.895              6
2008  .          N/A            N/A             N/A            17.895         10.073             13
2009  .          N/A            N/A             N/A            10.073         14.499             24
2010  .          N/A            N/A             N/A            14.499         18.309             30
2011  .          N/A            N/A             N/A            18.309         17.311             28
2012  .          N/A            N/A             N/A            17.311         19.805             28
2013  .          N/A            N/A             N/A            19.805         26.259             20
---------       ------         ------           ---            ------         ------          -----
LVIP Templeton Growth RPM
2007  .          N/A            N/A             N/A             9.811          9.807             14
2008  .          N/A            N/A             N/A             9.807          6.005             18
2009  .          N/A            N/A             N/A             6.005          7.569             14
2010  .          N/A            N/A             N/A             7.569          7.934             11
2011  .          N/A            N/A             N/A             7.934          7.562             15
2012  .          N/A            N/A             N/A             7.562          9.017             14
2013  .          N/A            N/A             N/A             9.017         10.637             12
---------       ------         ------           ---            ------         ------          -----

                              with EEB                                      with EGMDB
             -------------------------------------------    -------------------------------------------
              Accumulation unit value                        Accumulation unit value
             --------------------------      Number of      --------------------------      Number of
              Beginning        End of       accumulation     Beginning        End of       accumulation
              of period        period          units         of period        period          units
             -----------    -----------    -------------    -----------    -----------    -------------
                 (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP UBS Large Cap Growth RPM
2004  .          N/A            N/A             N/A            12.207         12.641             21
2005  .          N/A            N/A             N/A            12.641         12.957             34
2006  .          N/A            N/A             N/A            12.957         13.978             27
2007  .          N/A            N/A             N/A            13.978         16.556             36
2008  .         15.319          9.530             1*           16.556          9.637              8
2009  .          9.530         12.958             1*            9.637         13.131              8
2010  .         12.958         14.165             1*           13.131         14.383              5
2011  .          N/A            N/A             N/A            14.383         13.342              2
2012  .          N/A            N/A             N/A            13.342         15.275              2
2013  .          N/A            N/A             N/A            15.275         18.856              3
---------       ------         ------           ---            ------         ------             --
LVIP Vanguard Domestic Equity ETF
2011  .          N/A            N/A             N/A            10.059          9.362              3
2012  .          N/A            N/A             N/A             9.362         10.605              5
2013  .          N/A            N/A             N/A            10.605         13.616              7
---------       ------         ------           ---            ------         ------             --
LVIP Vanguard International Equity ETF
2011  .          N/A            N/A             N/A            10.285          8.353              4
2012  .          N/A            N/A             N/A             8.353          9.805              7
2013  .          N/A            N/A             N/A             9.805         11.067             24
---------       ------         ------           ---            ------         ------             --
LVIP VIP Contrafund RPM
2013  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ----
MFS VIT Core Equity
2004  .          N/A            N/A             N/A            10.322         11.408              7
2005  .          N/A            N/A             N/A            11.408         11.414              5
2006  .          N/A            N/A             N/A            11.414         12.776              4
2007  .          N/A            N/A             N/A            12.776         13.968              2
2008  .          N/A            N/A             N/A            13.968          8.358              1*
2009  .          N/A            N/A             N/A             8.358         10.898              3
2010  .          N/A            N/A             N/A            10.898         12.559              1*
2011  .          N/A            N/A             N/A            12.559         12.226              1*
2012  .          N/A            N/A             N/A            12.226         13.978              4
2013  .          N/A            N/A             N/A            13.978         18.502              6
---------       ------         ------           ---            ------         ------           ----
MFS VIT Growth
2004  .         10.139         11.271             3             8.529          9.501          1,088
2005  .         11.271         12.111             4             9.501         10.230            879
2006  .         12.111         12.860             3            10.230         10.884            671
2007  .         12.860         15.335             1*           10.884         13.005            503
2008  .         15.335          9.445             2            13.005          8.025            363
2009  .          9.445         12.796             1*            8.025         10.895            289
2010  .         12.796         14.524             1*           10.895         12.392            244
2011  .         14.524         14.247             1*           12.392         12.180            210
2012  .         14.247         16.459             1*           12.180         14.099            189
2013  .         16.459         22.168             1*           14.099         19.026            174
---------       ------         ------           ---            ------         ------          -----
MFS VIT Total Return(13)
2004  .         10.992         12.042            50            12.499         13.720          3,555
2005  .         12.042         12.185            46            13.720         13.911          3,177
2006  .         12.185         13.418            42            13.911         15.349          2,489
2007  .         13.418         13.761            40            15.349         15.774          1,910
2008  .         13.761         10.546            33            15.774         12.112          1,364
2009  .         10.546         12.249            30            12.112         14.097          1,054
2010  .         12.249         13.252            14            14.097         15.281            881
2011  .         13.252         13.273            13            15.281         15.336            726
2012  .         13.273         14.532            13            15.336         16.825            598
2013  .         14.532         17.026            12            16.825         19.751            480
---------       ------         ------           ---            ------         ------          -----

                             with EEB                                   with EGMDB
             ----------------------------------------    ----------------------------------------
             Accumulation unit value                     Accumulation unit value
             -----------------------      Number of      -----------------------      Number of
              Beginning      End of      accumulation     Beginning      End of      accumulation
              of period      period         units         of period      period         units
             -----------    --------    -------------    -----------    --------    -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
MFS VIT Utilities
2004  .          9.531      12.212            16            10.642       13.664         2,202
2005  .         12.212      14.042            16            13.664       15.743         2,081
2006  .         14.042      18.140            17            15.743       20.377         1,653
2007  .         18.140      22.832            17            20.377       25.700         1,226
2008  .         22.832      14.005            13            25.700       15.796           955
2009  .         14.005      18.361             6            15.796       20.750           862
2010  .         18.361      20.565             1*           20.750       23.287           514
2011  .         20.565      21.612             1*           23.287       24.521           425
2012  .         21.612      24.136             1*           24.521       27.441           358
2013  .         24.136      28.627             1*           27.441       32.611           320
---------       ------      ------            --            ------       ------         -----
NB AMT Mid Cap Growth(1)
2004  .         10.522      12.044             1*           10.570       12.123           114
2005  .         12.044      13.482             1*           12.123       13.597           145
2006  .         13.482      15.218             4            13.597       15.378           126
2007  .         15.218      18.350             2            15.378       18.581           121
2008  .         18.350      10.226             2            18.581       10.376            60
2009  .         10.226      13.244             2            10.376       13.465            31
2010  .         13.244      16.827             2            13.465       17.141            34
2011  .         16.827      16.638             2            17.141       16.983            28
2012  .         16.638      18.407             2            16.983       18.826            23
2013  .         18.407      21.020             2            18.826       21.515            19
---------       ------      ------            --            ------       ------         -----
NB AMT Mid Cap Intrinsic Value
2004  .         13.123      15.802             1*           13.184       15.907           145
2005  .         15.802      17.418             1*           15.907       17.569           225
2006  .         17.418      19.055             1*           17.569       19.259           163
2007  .         19.055      19.372             1*           19.259       19.618            98
2008  .         19.372      10.329             1*           19.618       10.481            52
2009  .          N/A          N/A            N/A            10.481       15.148            32
2010  .          N/A          N/A            N/A            15.148       18.849            23
2011  .          N/A          N/A            N/A            18.849       17.379            15
2012  .          N/A          N/A            N/A            17.379       19.798            11
2013  .          N/A          N/A            N/A            19.798       26.757            10
---------       ------      ------           ---            ------       ------         -----
PIMCO VIT CommodityRealReturn Strategy
2009  .          N/A          N/A            N/A            10.119       12.518             8
2010  .          N/A          N/A            N/A            12.518       15.338            11
2011  .          N/A          N/A            N/A            15.338       13.983            18
2012  .          N/A          N/A            N/A            13.983       14.496            13
2013  .          N/A          N/A            N/A            14.496       12.191            10
---------       ------      ------           ---            ------       ------         -----
Putnam VT Global Health Care
2004  .          N/A          N/A            N/A             9.697       10.244            32
2005  .          N/A          N/A            N/A            10.244       11.434           225
2006  .          N/A          N/A            N/A            11.434       11.590            51
2007  .          N/A          N/A            N/A            11.590       11.361            33
2008  .          N/A          N/A            N/A            11.361        9.290           206
2009  .          N/A          N/A            N/A             9.290       11.543            20
2010  .          N/A          N/A            N/A            11.543       11.663            18
2011  .          N/A          N/A            N/A            11.663       11.366            19
2012  .          N/A          N/A            N/A            11.366       13.703           194
2013  .          N/A          N/A            N/A            13.703       19.143            60
---------       ------      ------           ---            ------       ------         -----
Putnam VT Growth & Income
2004  .          N/A          N/A            N/A            10.908       11.952            18
2005  .          N/A          N/A            N/A            11.952       12.402            24
2006  .          N/A          N/A            N/A            12.402       14.175            16
2007  .          N/A          N/A            N/A            14.175       13.134            15
2008  .          N/A          N/A            N/A            13.134        7.939             7
2009  .          N/A          N/A            N/A             7.939       10.163             5
2010  .          N/A          N/A            N/A            10.163       11.463             1*
2011  .          N/A          N/A            N/A            11.463       10.778             1*
2012  .          N/A          N/A            N/A            10.778       12.663             1*
2013  .          N/A          N/A            N/A            12.663       16.942             3
---------       ------      ------           ---            ------       ------         -----


*     The numbers of accumulation units less than 500 were rounded up to one.

(1) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA S&P 500 Index Fund Subaccount.

(2) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP Mondrian International Value Fund Subaccount.

(3) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP BlackRock Inflation Protected Bond Fund Subaccount.

(4) Effective October 9, 2010, the Delaware VIP (Reg. TM) Trend Series was reorganized into the Delaware VIP (Reg. TM) Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP (Reg. TM) Trend Series.

(5) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Small-Cap Index Fund Subaccount.

(6) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA International Index Fund Subaccount.

(7) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(8) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.

(9) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(10) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

(11) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

(12) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSgA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.

(13) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Moderate Structured Allocation Fund Subaccount.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix B-Guaranteed Annual Income Percentages For Previous Rider Elections

Guaranteed Annual Income Percentages by Ages for rider elections on or after
                  December 3, 2012 but prior to May 20, 2013:


             Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)




 Single & Joint Life Option*      Single & Joint Life Option
-----------------------------    ---------------------------
                                   Guaranteed Annual Income
             Age                      amount percentage
-----------------------------    ---------------------------
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
             65+                            5.00%



                    Lincoln Lifetime IncomeSM Advantage 2.0




 Single & Joint Life Option*      Single & Joint Life Option
-----------------------------    ---------------------------
                                   Guaranteed Annual Income
             Age                      amount percentage
-----------------------------    ---------------------------
       55 - under 591/2                     3.00%
          591/2 - 64                        3.50%
           65 - 69                          4.50%
             70+                            5.00%



*If joint life option is in effect, the younger of you and your spouse's age applies.


Guaranteed Annual Income Percentage by Ages for rider elections on or after
                  April 2, 2012 but prior to December 3, 2012:


             Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)




                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                4.00%                     55 - 64                      4.00%
       591/2+                     5.00%                       65+                        5.00%



                    Lincoln Lifetime IncomeSM Advantage 2.0




                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.50%                     55 - 64                      3.50%
     591/2 - 64                   4.00%                     65 - 69                      4.50%
       65 - 69                    4.50%                       70+                        5.00%
         70+                      5.00%





Guaranteed Annual Income Percentages by Ages for rider elections prior to April
                                    2, 2012:


                    Lincoln Lifetime IncomeSM Advantage 2.0




                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                4.00%                     55 - 64                      4.00%
       591/2+                     5.00%                       65+                        5.00%

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix C-Guaranteed Income Benefit Percentages For Previous Rider Elections

 Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) between April 2, 2012 and May 19, 2013, or 4LATER (Reg. TM) Advantage (Managed Risk) between July 16, 2012 and May 19,
                                     2013.




 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                     Percentage of Account
             Age                    Value or Income Base**
-----------------------------    ----------------------------
         Under age 40                       2.50%
           40 - 54                          3.00%
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
           65 - 69                          4.50%
           70 - 79                          5.00%
             80+                            5.50%




* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER (Reg. TM) Advantage (Managed Risk) may use any remaining Income Base to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections between May 21,
                         2012 and May 19, 2013, or for
purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 between April 2, 2012 and
                                 May 19, 2013.




 Single & Joint Life Option*         Single & Joint Life Option*
-----------------------------    -----------------------------------
                                     Percentage of Account Value,
             Age                  Income Base or Guaranteed Amount**
-----------------------------    -----------------------------------
         Under age 40                           2.00%
           40 - 54                              2.50%
       55 - under 591/2                         3.00%
          591/2 - 64                            3.50%
           65 - 69                              4.00%
           70 - 74                              4.50%
             75+                                5.00%




* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections prior to May 21,
                          2012, or for purchasers of
        Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012.




 Single & Joint Life Option*         Single & Joint Life Option*
-----------------------------    -----------------------------------
                                     Percentage of Account Value,
             Age                  Income Base or Guaranteed Amount**
-----------------------------    -----------------------------------
         Under age 40                           2.50%
           40 - 54                              3.00%
       55 - under 591/2                         3.50%
          591/2 - 64                            4.00%
           65 - 69                              4.50%
           70 - 79                              5.00%
             80+                                5.50%




* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln ChoicePlusSM
Lincoln Life Variable Annuity Account N (Registrant)

The Lincoln National Life Insurance Company (Depositor)



Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlusSM prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2014. You may obtain a copy of the Lincoln ChoicePlusSM prospectus on request and without charge. Please write Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46802, or call 1-888-868-2583.



Table of Contents







Item                                                        Page
  Special Terms                                            B-2
  Services                                                 B-2
  Principal Underwriter                                    B-2
  Purchase of Securities Being Offered                     B-2
  Interest Adjustment Example                              B-2
  Annuity Payouts                                          B-4
  Examples of Regular Income Payment Calculations          B-5
  Determination of Accumulation and Annuity Unit Value     B-5


Item                                                       Page
  Capital Markets                                          B-5
  Advertising & Ratings                                    B-6
  About the S&P 500 Index                                  B-6
  Unclaimed Property                                       B-6
  Additional Services                                      B-7
  Other Information                                        B-8
  Financial Statements                                     B-8



This SAI is not a prospectus.
The date of this SAI is May 1, 2014.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.



Services

Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln Life Variable Annuity Account N as of December 31, 2013 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2013; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.



Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter

Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $358,027,469, $437,205,763 and $619,961,766 to LFN and Selling Firms in 2011, 2012 and 2013 respectively, as sales compensation with respect to all the contracts offered under the VAA. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.




Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a Market Value Adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE
                             CASH SURRENDER VALUES


         Single Premium..................    $50,000
         Premium taxes...................    None
         Withdrawals.....................    None
         Guaranteed Period...............    5 years
         Guaranteed Interest Rate........    3.50%
         Annuity Date....................    Age 70
         Index Rate A....................    3.50%
         Index Rate B....................    4.00% End of contract year 1
                                             3.50% End of contract year 2
                                             3.00% End of contract year 3
                                             2.00% End of contract year 4
         Percentage adjustment to B......    0.50%



         Interest Adjustment Formula                  (1 + Index A)n
                                              ------------------------------
                                                                             -1
         n = Remaining Guaranteed Period      (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION


                                                   (3)
                   (1)             (2)          Adjusted     (4)         (5)         (6)         (7)
                 Annuity      1 + Interest       Annuity   Minimum   Greater of   Surrender   Surrender
Contract Year     Value    Adjustment Formula     Value     Value     (3) & (4)     Charge      Value
--------------- --------- -------------------- ---------- --------- ------------ ----------- ----------
1..............  $51,710       0.962268         $49,759    $50,710     $50,710      $4,250    $46,460
2..............  $53,480       0.985646         $52,712    $51,431     $52,712      $4,250    $48,462
3..............  $55,312       1.000000         $55,312    $52,162     $55,312      $4,000    $51,312
4..............  $57,208       1.009756         $57,766    $52,905     $57,766      $3,500    $54,266
5..............  $59,170          N/A           $59,170    $53,658     $59,170      $3,000    $56,170

                           ANNUITY VALUE CALCULATION


                   BOY*                             Annual         EOY**
                 Annuity         Guaranteed        Account        Annuity
Contract Year     Value        Interest Rate         Fee           Value
--------------- ---------     ---------------     ---------     ----------
 1..............$50,000   x       1.035       -   $40       =   $51,710
 2..............$51,710   x       1.035       -   $40       =   $53,480
 3..............$53,480   x       1.035       -   $40       =   $55,312
 4..............$55,312   x       1.035       -   $40       =   $57,208
 5..............$57,208   x       1.035       -   $40       =   $59,170

                          SURRENDER CHARGE CALCULATION


                 Surrender
                  Charge                      Surrender
Contract Year     Factor        Deposit        Charge
--------------- ----------     ---------     ----------
 1..............   8.5%    x   $50,000   =   $4,250
 2..............   8.5%    x   $50,000   =   $4,250
 3..............   8.0%    x   $50,000   =   $4,000
 4..............   7.0%    x   $50,000   =   $3,500
 5..............   6.0%    x   $50,000   =   $3,000

                 1 + INTEREST ADJUSTMENT FORMULA CALCULATION

Contract Year    Index A   Index B   Adj Index B     N     Result
--------------- --------- --------- ------------- ------ ---------
1..............  3.50%     4.00%       4.50%         4   0.962268
2..............  3.50%     3.50%       4.00%         3   0.985646
3..............  3.50%     3.00%       3.50%         2   1.000000
4..............  3.50%     2.00%       2.50%         1   1.009756
5..............  3.50%      N/A         N/A         N/A     N/A

                           MINIMUM VALUE CALCULATION


                                   Minimum           Annual
                                  Guaranteed        Account        Minimum
Contract Year                   Interest Rate         Fee           Value
---------------                ---------------     ---------     ----------
 1..............$50,000    x       1.015       -   $40       =   $50,710
 2..............$50,710    x       1.015       -   $40       =   $51,431
 3..............$51,431    x       1.015       -   $40       =   $52,162
 4..............$52,162    x       1.015       -   $40       =   $52,905
 5..............$52,905    x       1.015       -   $40       =   $53,658



                             * BOY = beginning of year

                                        ** EOY = end of year




Annuity Payouts

Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
 o the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable Annuity Payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
 o third, we calculate the value of the Annuity Units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 4% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner's fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.

The value of each Subaccount's Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
 o The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.


         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               20-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,600.94              $10,004.94

A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,540.85 with the 20-year access period and $9,004.45 with the 30-year access period.

At the end of the 20-year access period, the remaining Account Value of $109,921.94 (assuming no withdrawals) will be used to continue the $10,600.94 Regular Income Payment during the lifetime income period for the lives of the Annuitant and Secondary Life. At the end of the 30-year access period, the remaining Account Value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 Regular Income Payment during the lifetime income period for the lives of the Annuitant and Secondary Life. (Note: the Regular Income Payments during the lifetime income period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody's, A.M. Best, Fitch, and Standard & Poor's. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.



About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

In some cases, fund names and/or their objectives may include references to certain indices, such as the S&P 500 Index. Neither the contract nor the funds are sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the contract or any member of the public regarding the advisability of investing in securities generally or in the contract particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the contract. S&P has no obligation to take the needs of the Licensee or the owners of the contract into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the contract or the timing of the issuance or sale of the contract or in the determination or calculation of the equation by which the contract is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the contract.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.




Unclaimed Property
During 2013, a Global Resolution Agreement entered into by us and a third party auditor became effective upon its acceptance by the unclaimed property departments of 41 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. Also in December 2013, a Regulatory Settlement Agreement entered into by us to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The final agreement covers 52 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S.

jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.




Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file. Currently, there is no charge for this service. However, we reserve the right to impose one.

We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or market value Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Surrender Charge.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, Account Value in a designated variable Subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable Subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the Annuity Commencement Date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding Account Value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.

Beginning May 1, 2010, the cross reinvestment service is no longer available unless the Contractowner has enrolled in this service prior to this date. Contractowners who are currently enrolled in this service will not be impacted by this change.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value, allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date. Currently, there is no charge for this service. However, we reserve the right to impose one.

Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of Contractowners under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements

The December 31, 2013 financial statements of the VAA and the December 31, 2013 consolidated financial statements of Lincoln Life appear on the following pages.

Lincoln ChoicePlus IISM
Lincoln Life Variable Annuity Account N
Individual Variable Annuity Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-888-868-2583


This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This contract is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth
IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. However, IRAs provide tax deferral whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate Contract Value and to provide retirement income over a certain period of time, or for life, subject to certain conditions. The benefits offered under this contract may be a variable or fixed amount, if available, or a combination of both. This contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant.

The state in which your contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your contract. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding their availability.


The minimum initial Purchase Payment for the contract is $10,000. Additional Purchase Payments, subject to certain restrictions, may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.

Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. If any portion of your Contract Value is in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, an Interest Adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a Guaranteed Period.

All Purchase Payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract's variable options. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:


AIM Variable Insurance Funds (Invesco Variable Insurance Funds):
     Invesco V.I. American Franchise Fund*

     Invesco V.I. Core Equity Fund*
     Invesco V.I. International Growth Fund*


AllianceBernstein Variable Products Series Fund:
     AllianceBernstein VPS Global Thematic Growth Portfolio

     AllianceBernstein VPS Large Cap Growth Portfolio*

     AllianceBernstein VPS Small/Mid Cap Value Portfolio

American Funds Insurance Series (Reg. TM):

     American Funds Global Growth Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund

     American Funds International Fund


BlackRock Variable Series Funds, Inc.:

     BlackRock Global Allocation V.I. Fund


Delaware VIP (Reg. TM) Trust:

     Delaware VIP (Reg. TM) Diversified Income Series
     Delaware VIP (Reg. TM) Emerging Markets Series
     Delaware VIP (Reg. TM) High Yield Series
     Delaware VIP (Reg. TM) Limited-Term Diversified Income Series Delaware VIP (Reg. TM) REIT Series
     Delaware VIP (Reg. TM) Small Cap Value Series
     Delaware VIP (Reg. TM) Smid Cap Growth Series
     Delaware VIP (Reg. TM) U.S. Growth Series
     Delaware VIP (Reg. TM) Value Series

DWS Investments VIT Funds:
     DWS Equity 500 Index VIP Portfolio
     DWS Small Cap Index VIP Portfolio

DWS Variable Series II:

     DWS Alternative Asset Allocation VIP Portfolio


Fidelity (Reg. TM) Variable Insurance Products:

     Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio

     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Mid Cap Portfolio

Franklin Templeton Variable Insurance Products Trust:
     Franklin Income VIP Fund
     (formerly FTVIPT Franklin Income Securities Fund)
     Franklin Mutual Shares VIP Fund
     (formerly FTVIPT Mutual Shares Securities Fund)
     Templeton Global Bond VIP Fund
     (formerly FTVIPT Templeton Global Bond Securities Fund)
     Templeton Growth VIP Fund
     (formerly FTVIPT Templeton Growth Securities Fund)

Janus Aspen Series:

     Janus Aspen Balanced Portfolio*
     Janus Aspen Enterprise Portfolio*

     Janus Aspen Global Research Portfolio*

Legg Mason Partners Variable Equity Trust:
     ClearBridge Variable Mid Cap Core Portfolio*

Lincoln Variable Insurance Products Trust:
     LVIP American Century VP Mid Cap Value RPM Fund

     LVIP Baron Growth Opportunities Fund

     LVIP BlackRock Emerging Markets RPM Fund
     LVIP BlackRock Equity Dividend RPM Fund*
     LVIP BlackRock Global Allocation V.I. RPM Fund

     LVIP BlackRock Inflation Protected Bond Fund
     LVIP Capital Growth Fund
     LVIP Clarion Global Real Estate Fund

     LVIP ClearBridge Variable Appreciation RPM Fund

     LVIP Columbia Small-Mid Cap Growth RPM Fund

     LVIP Delaware Bond Fund

     LVIP Delaware Diversified Floating Rate Fund

     LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund

     LVIP Delaware Growth and Income Fund

     LVIP Delaware Social Awareness Fund

     LVIP Delaware Special Opportunities Fund
     LVIP Dimensional Non-U.S. Equity RPM Fund

     LVIP Dimensional U.S. Equity RPM Fund

     LVIP Dimensional/Vanguard Total Bond Fund

     LVIP Franklin Mutual Shares VIP RPM Fund
    (formerly LVIP Franklin Mutual Shares Securities RPM Fund)

     LVIP Global Income Fund

     LVIP Invesco Diversified Equity-Income RPM Fund*
     LVIP Invesco V.I. Comstock RPM Fund
     LVIP JPMorgan High Yield Fund

     LVIP JPMorgan Mid Cap Value RPM Fund


     LVIP Managed Risk Profile 2010 Fund
     LVIP Managed Risk Profile 2020 Fund
     LVIP Managed Risk Profile 2030 Fund
     LVIP Managed Risk Profile 2040 Fund
     LVIP Managed Risk Profile Conservative Fund
     LVIP Managed Risk Profile Growth Fund
     LVIP Managed Risk Profile Moderate Fund

     LVIP MFS International Growth Fund

     LVIP MFS International Growth RPM Fund

     LVIP MFS Value Fund
     LVIP Mid-Cap Value Fund

     LVIP Mondrian International Value Fund
     LVIP Money Market Fund
     LVIP Multi-Manager Global Equity RPM Fund*
     LVIP PIMCO Low Duration Bond Fund*

     LVIP SSgA Bond Index Fund
     LVIP SSgA Conservative Index Allocation Fund
     LVIP SSgA Conservative Structured Allocation Fund
     LVIP SSgA Developed International 150 Fund
     LVIP SSgA Emerging Markets 100 Fund
     LVIP SSgA Global Tactical Allocation RPM Fund

     LVIP SSgA International Index Fund
     LVIP SSgA International RPM Fund

     LVIP SSgA Large Cap 100 Fund

     LVIP SSgA Large Cap RPM Fund

     LVIP SSgA Moderate Index Allocation Fund
     LVIP SSgA Moderate Structured Allocation Fund
     LVIP SSgA Moderately Aggressive Index Allocation Fund
     LVIP SSgA Moderately Aggressive Structured Allocation Fund

     LVIP SSgA S&P 500 Index Fund**
     LVIP SSgA Small-Cap Index Fund
     LVIP SSgA Small-Cap RPM Fund
     LVIP SSgA Small-Mid Cap 200 Fund

     LVIP T. Rowe Price Growth Stock Fund

     LVIP T. Rowe Price Structured Mid-Cap Growth Fund

     LVIP Templeton Growth RPM Fund

     LVIP UBS Large Cap Growth RPM Fund

     LVIP Vanguard Domestic Equity ETF Fund
     LVIP Vanguard International Equity ETF Fund

     LVIP VIP Contrafund (Reg. TM) RPM Portfolio
     LVIP VIP Mid Cap RPM Portfolio*

MFS (Reg. TM) Variable Insurance TrustSM:

     MFS (Reg. TM) VIT Core Equity Series*
     MFS (Reg. TM) VIT Growth Series

     MFS (Reg. TM) VIT Utilities Series

Neuberger Berman Advisers Management Trust:
     Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio

PIMCO Variable Insurance Trust:

     PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio


Putnam Variable Trust:

     Putnam VT Global Health Care Fund*
     Putnam VT Growth & Income Fund*


* Not all funds are available in all contracts. Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.

** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.

This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.


May 1, 2014

Table of Contents




Item                                                                             Page
Special Terms                                                                      5
Expense Tables                                                                     8
Summary of Common Questions                                                       13
The Lincoln National Life Insurance Company                                       16
Variable Annuity Account (VAA)                                                    17
Investments of the Variable Annuity Account                                       17
Charges and Other Deductions                                                      24
The Contracts                                                                     33
 Purchase Payments                                                                34
 Transfers On or Before the Annuity Commencement Date                             35
 Surrenders and Withdrawals                                                       38
 Death Benefit                                                                    41
 Investment Requirements                                                          47
 Living Benefit Riders                                                            54
 Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)                           54
 Lincoln Lifetime IncomeSM Advantage                                              64
 Lincoln SmartSecurity (Reg. TM) Advantage                                        72
 4LATER (Reg. TM) Advantage (Managed Risk)                                        78
 i4LIFE (Reg. TM) Advantage                                                       81
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage                        86
 4LATER (Reg. TM) Advantage                                                       92
Annuity Payouts                                                                   97
 Fixed Side of the Contract                                                       98
Distribution of the Contracts                                                    101
Federal Tax Matters                                                              102
Additional Information                                                           108
 Voting Rights                                                                   108
 Return Privilege                                                                108
 Other Information                                                               109
Legal Proceedings                                                                109
Contents of the Statement of Additional Information (SAI)
for Lincoln Life Variable Annuity Account N                                      110
Appendix A - Condensed Financial Information                                     A-1
Appendix B-Guaranteed Annual Income Percentages For Previous Rider Elections     B-1
Appendix C-Guaranteed Income Benefit Percentages For Previous Rider Elections    C-1

Special Terms
In this prospectus, the following terms have the indicated meanings:


5% Enhancement-A feature under Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and 4LATER (Reg. TM) Advantage (Managed Risk) in which the Guaranteed Amount or Income Base, as applicable, minus Purchase Payments received in that year, will be increased by 5%, subject to certain conditions.


Access Period-Under i4LIFE (Reg. TM) Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.


Account or Variable Annuity Account (VAA)-The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account Value-Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE (Reg. TM) Advantage is effective (or initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments and withdrawals.

Accumulation Unit-A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.


Annuitant-The person upon whose life the annuity benefit payments are based, and upon whose life a Death Benefit may be paid.

Annuity Commencement Date-The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE (Reg. TM) Advantage).


Annuity Payout-A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE (Reg. TM) Advantage has been elected). Payments may be variable or fixed, or a combination of both.


Annuity Unit-A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.


Automatic Annual Step-up-Under Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and 4LATER (Reg. TM) Advantage (Managed Risk), the Guaranteed Amount or Income Base, as applicable, will automatically step-up to the Contract Value on each Benefit Year anniversary, subject to certain conditions.



Beneficiary-The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.


Benefit Year-Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage (Managed Risk), the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity (Reg. TM) Advantage, if the Contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.


Contractowner (you, your, owner)-The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.

Contract Value (may be referred to as Account Value in marketing materials)-At a given time before the Annuity Commencement Date, the total value of all Accumulation Units for a contract plus the value of the fixed side of the contract, if any.


Contract Year-Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death Benefit-Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies or, if selected, to the Contractowner if the Annuitant dies. See The Contracts - Death Benefit for a description of the various Death Benefit options.

Enhancement Period-Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, and 4LATER (Reg. TM) Advantage (Managed Risk), the 10-year period during which the 5% Enhancement is in effect. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs.

Excess Withdrawals-Amounts withdrawn during a Benefit Year, as specified for each Living Benefit Rider, which decrease or eliminate the guarantees under the rider.


Good Order-The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.

Guaranteed Amount-The value used to calculate your withdrawal benefit under Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.

Guaranteed Amount Annuity Payout Option-A fixed Annuity Payout option available under Lincoln SmartSecurity (Reg. TM) Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.


Guaranteed Annual Income-The guaranteed periodic withdrawal amount available from the contract each year for life under Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0.

Guaranteed Annual Income Amount Annuity Payout Option-A payout option available under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.

Guaranteed Period-The length of the period during which Contract Value in a fixed account will be credited a guaranteed interest rate.

Income Base-Under the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0, a value used to calculate the Guaranteed Annual Income amount. Under 4LATER (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage (Managed Risk), the Income Base will be used to calculate the minimum payouts available under your contract at a later date. The amount of the Income Base varies based on when you elect the rider, and is adjusted as set forth in this prospectus.


Interest Adjustment-An upward or downward adjustment on the amount of Contract Value in the fixed account upon a transfer, withdrawal or surrender of Contract Value from the fixed account due to fluctuations in interest rates.


Investment Requirements-Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit Riders.


Lifetime Income Period-Under i4LIFE (Reg. TM) Advantage, the period of time following the Access Period during which we make Regular Income Payments to you (and Secondary Life, if applicable) for the rest of your life. During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.


Lincoln Life (we, us, our, Company)-The Lincoln National Life Insurance
Company.

Living Benefit Rider-A general reference to optional riders that may be available for purchase, and provide some type of a minimum guarantee while you are alive. The riders that are currently available are: Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), 4LATER (Reg. TM) Advantage (Managed
Risk), i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE (Reg. TM) Advantage (without the Guaranteed Income Benefit). Riders that are no longer available for purchase include Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, 4LATER (Reg. TM) Advantage and certain versions of the Guaranteed Income Benefit. If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.


Maximum Annual Withdrawal-The guaranteed periodic withdrawal available under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage.

Maximum Annual Withdrawal Amount Annuity Payout Option - A fixed Annuity Payout option available under Lincoln Lifetime IncomeSM Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.


Nursing Home Enhancement-A feature that will increase the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 or the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage upon admittance to an approved nursing care facility, subject to certain conditions.


Periodic Income Commencement Date-The Valuation Date on which the amount of i4LIFE (Reg. TM) Advantage Regular Income Payments are determined.


Purchase Payments-Amounts paid into the contract.

Regular Income Payments-The variable, periodic income payments paid under i4LIFE (Reg. TM) Advantage.

Secondary Life-Under i4LIFE (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage (Managed Risk), the person designated by the Contractowner upon whose life the Annuity Payouts will also be contingent.


Selling Group Individuals-A Contractowner who meets one of the following criteria at the time of the contract purchase and who purchases the contract without the assistance of a sales representative under contract with us:
 o Employees and registered representatives of any member of the selling group (broker-dealers who have selling agreements with us) and their spouses and minor children.
 o Officers, directors, trustees or bona-fide full-time employees and their spouses and minor children, of Lincoln Financial Group or any of the investment advisers of the funds currently being offered, or their affiliated or managed companies.


Subaccount-The portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.

Valuation Date-Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation Period-The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation
Date) and ending at the close of such trading on the next Valuation Date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.


The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted. The premium tax rates range from zero to 5%.


                       CONTRACTOWNER TRANSACTION EXPENSES



Accumulation Phase:
  Surrender charge (as a percentage of Purchase Payments surrendered/withdrawn):1.......    7.00%
We may also apply an Interest Adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed
Period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum Annual
Withdrawal amount under Lincoln SmartSecurity (Reg. TM) Advantage and Regular Income
Payments under i4LIFE (Reg. TM) Advantage).
See Fixed Side of the Contract.


1 The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions - Surrender Charge.





The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE (Reg. TM) Advantage rider.

 o Table A reflects the expenses for a contract that has not elected i4LIFE (Reg. TM) Advantage (Base contract).
 o Table B reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage.
 o Table C reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage Guaranteed Income Benefit (Managed Risk) and previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk).
 o Table D reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage and previously purchased 4LATER (Reg. TM) Advantage.


                                    TABLE A




Annual Account Fee:1......................................................................     $    35
Separate Account Annual Expenses (as a percentage of average daily net assets in the
  Subaccounts):2
Estate Enhancement Benefit Rider (EEB) in combination with 5% Step-up
  Mortality and Expense Risk Charge.......................................................        1.50%
  Administrative Charge...................................................................        0.15%
  Total Separate Account Expenses.........................................................        1.65%
Estate Enhancement Benefit Rider (EEB) without 5% Step-up
  Mortality and Expense Risk Charge.......................................................        1.45%
  Administrative Charge...................................................................        0.15%
  Total Separate Account Expenses.........................................................        1.60%
5% Step-up Death Benefit
  Mortality and Expense Risk Charge.......................................................        1.40%
  Administrative Charge...................................................................        0.15%
  Total Separate Account Expenses.........................................................        1.55%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Mortality and Expense Risk Charge.......................................................        1.25%
  Administrative Charge...................................................................        0.15%
  Total Separate Account Expenses.........................................................        1.40%

Guarantee of Principal Death Benefit
  Mortality and Expense Risk Charge........    1.15%
  Administrative Charge....................    0.15%
  Total Separate Account Expenses..........    1.30%




                                                                                    Single      Joint
Optional Living Benefit Rider Charges:3                                              Life        Life
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk):4,5
  Guaranteed Maximum Charge.....................................................     2.00%      2.00%
  Current Charge................................................................     1.05%      1.25%
Lincoln Lifetime IncomeSM Advantage:6
  Guaranteed Maximum Charge.....................................................     1.50%      1.50%
  Current Charge................................................................     0.90%      0.90%
  Additional Charge for Lincoln Lifetime IncomeSM Advantage Plus................     0.15%      0.15%
Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option:7
  Guaranteed Maximum Charge.....................................................     1.50%      1.50%
  Current Charge................................................................     0.85%      1.00%
Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option:7
  Guaranteed Maximum Charge.....................................................     0.95%       N/A
  Current Charge................................................................     0.85%       N/A
4LATER (Reg. TM) Advantage:8
  Guaranteed Maximum Charge.....................................................     1.50%       N/A
  Current Charge................................................................     0.65%       N/A
4LATER (Reg. TM) Advantage (Managed Risk):9
  Guaranteed Maximum Charge.....................................................     2.00%      2.00%
  Current Charge................................................................     1.05%      1.25%


1 The account fee will be waived if your Contract Value is $100,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $100,000.

2 The mortality and expense risk charge and administrative charge together are 1.40% on and after the Annuity Commencement Date.


3 You may not have more than one Living Benefit Rider on your contract.

4 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge for a discussion of these changes to the Income Base. This charge is deducted from the Contract Value on a quarterly basis.



5 The charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of the rider - Lincoln Lifetime IncomeSM Advantage 2.0 - which is no longer available for purchase.

6 As an annualized percentage of the Guaranteed Amount (initial Purchase
  Payment or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge for further information. This rider is no longer available for purchase.


7 As an annualized percentage of the Guaranteed Amount (initial Purchase
  Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, and step-ups and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option riders purchased prior to December 3, 2012, the current annual percentage charge will increase to 0.85% (single life option) and 1.00% (joint life option) upon the next election of a step-up of the Guaranteed Amount. For Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option riders the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount. This rider is no longer available for purchase. See Charges and Other Deductions - Lincoln SmartSecurity (Reg. TM) Advantage Charge for further information.


8 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, automatic 15% Enhancements, and resets and decreased for withdrawals. This charge is deducted from the Subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg.
  TM) Advantage Charge for further information. This rider is no longer available for purchase.

9 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by withdrawals. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage (Managed Risk) Charge for a discussion of these changes to the Income Base.

                                    TABLE B




Annual Account Fee:1..................................................     $    35
i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit rider:2
  Account Value Death Benefit.........................................        1.65%
  Guarantee of Principal Death Benefit................................        1.70%
  Enhanced Guaranteed Minimum Death Benefit (EGMDB)...................        1.85%





i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) and Guaranteed Income     Single      Joint
  Benefit (version
4):3,4                                                                                         Life        Life
Account Value Death Benefit
  Guaranteed Maximum Charge...............................................................     3.65%      3.65%
  Current Charge..........................................................................     2.30%      2.50%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge...............................................................     3.70%      3.70%
  Current Charge..........................................................................     2.35%      2.55%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge...............................................................     3.85%      3.85%
  Current Charge..........................................................................     2.50%      2.70%





i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (versions 1, 2 and 3):5    Single/Joint Life
Account Value Death Benefit
  Guaranteed Maximum Charge......................................................    3.15%
  Current Charge.................................................................    2.15%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge......................................................    3.20%
  Current Charge.................................................................    2.20%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge......................................................    3.35%
  Current Charge.................................................................    2.35%


1 The account fee will be waived if your Contract Value is $100,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $100,000.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE (Reg. TM) Advantage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Rider Charge for further information. These charges continue during the Access Period. The i4LIFE (Reg. TM) Advantage charge is reduced to 1.65% during the Lifetime Income Period.


3 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge of 2.00%. These charges are added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Charge for further information. These charges apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) and also i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4).



4 i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the only version of this rider available for purchase unless you are guaranteed to elect a prior version under another Living Benefit Rider.


5 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.50% of Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.

                                    TABLE C




Annual Account Fee:1......................................................................                 $    35
i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) for purchasers who        Single       Joint
  previously purchased
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage           Life         Life
  (Managed Risk):
  Separate Account Annual Expenses (as a percentage of average daily net assets in the
  Subaccounts):
   Guarantee of Principal Death Benefit...................................................     1.30%          1.30%
   Enhanced Guaranteed Minimum Death Benefit (EGMDB)......................................     1.40%          1.40%
  i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk):2,3
   Guaranteed Maximum Charge..............................................................     2.00%          2.00%
   Current Charge.........................................................................     1.05%          1.25%


1 The account fee will be waived if your Contract Value is $100,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $100,000.


2 As an annualized percentage of the greater of the Income Base (associated with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) current charge rate. (The Lincoln Lifetime IncomeSM Advantage
  2.0 (Managed Risk) charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) charge.) See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage (Managed Risk). The same charges apply to Lincoln Lifetime IncomeSM Advantage 2.0 purchasers who elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4).



3 As an annualized percentage of the greater of the Income Base (associated with the 4LATER (Reg. TM) Advantage (Managed Risk)) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and
  2) the dollar amount of the charge will also increase by the percentage increase, if any, to the 4LATER (Reg. TM) Advantage (Managed Risk) current charge rate. (The 4LATER (Reg. TM) Advantage (Managed Risk) charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk).




                                    TABLE D



Annual Account Fee:1......................................................................     $    35
i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Advantage Guaranteed Income Benefit for
purchasers who previously purchased
4LATER (Reg. TM) Advantage:2
Account Value Death Benefit
  Guaranteed Maximum Charge...............................................................        3.15%
  Current Charge..........................................................................        2.30%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge...............................................................        3.20%
  Current Charge..........................................................................        2.35%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge...............................................................        3.35%
  Current Charge..........................................................................        2.50%

1 The account fee will be waived if your Contract Value is $100,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $100,000.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge percentage. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.



The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2013. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.




                                                                             Minimum   Maximum
                                                                            --------- --------
      Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service
       (12b-1) fees, and other expenses)...................................  0.34%     2.44%
      Net Total Annual Fund Operating Expenses (after contractual waivers/
       reimbursements*)....................................................  0.34%     1.80%



* Several of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2015.



EXAMPLES

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.


The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the i4LIFE (Reg. TM) Advantage with the EGMDB Death Benefit and Guaranteed Income Benefit (Managed Risk) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



   1 year       3 years      5 years      10 years
-----------    ---------    ---------    ---------
   $1,327       $2,356       $3,353       $5,912


2) If you annuitize or do not surrender your contract at the end of the applicable time period:



 1 year      3 years      5 years      10 years
--------    ---------    ---------    ---------
   $627      $1,856       $3,053       $5,912



The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB with 5% Step-Up Death Benefit and Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



   1 year       3 years      5 years      10 years
-----------    ---------    ---------    ---------
   $1,310       $2,345       $3,401       $6,337


2) If you annuitize or do not surrender your contract at the end of the applicable time period:



 1 year      3 years      5 years      10 years
--------    ---------    ---------    ---------
   $610      $1,845       $3,101       $6,337



For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See The Contracts - Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.


Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees"). As of the date of this prospectus, none have done so. See The Contracts
- Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.

Summary of Common Questions

What kind of contract am I buying? This contract is an individual deferred flexible premium variable annuity contract between you and Lincoln Life. You may allocate your Purchase Payments to the VAA or to the fixed account. This prospectus primarily describes the variable side of the contract. See The Contracts. This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions as not all state variations are discussed in this prospectus. Please check with your registered representative regarding their availability. This contract is no longer available for purchase.


What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts - Asset Allocation Models.


What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed
Risk), you will have more restrictive Investment Requirements. Lincoln Lifetime IncomeSM Advantage Plus also has specific Investment Requirements, but is no longer available for purchase. See The Contracts - Investment Requirements.


What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you buy Accumulation Units. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.

What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the Death Benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your Contract Value or Account Value if i4LIFE (Reg. TM) Advantage is elected. See Charges and Other Deductions.

If you withdraw Purchase Payments, you pay a surrender charge from 0% to 7.00% of the surrendered or withdrawn Purchase Payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions - Surrender Charge.

We will deduct any applicable premium tax from Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a Guaranteed Period of the fixed account may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.


What Purchase Payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

Am I limited in the amount of Purchase Payments I can make into the contract? Yes, Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are the Contractowner, joint owner, or Annuitant.

If you elect a Living Benefit Rider (other than i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. If you elect any version of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Guaranteed Income Benefit has been elected. For more information about these restrictions and limitations, please see The Contracts
- Purchase Payments section in this prospectus.


How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your Beneficiary will receive Death Benefit proceeds based upon the Death Benefit you select. Your Beneficiary has options as to how the Death Benefit is paid. In the alternative, you may choose to receive a Death Benefit on the death of the Annuitant. See The Contracts - Death Benefit.

May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than twelve (12) per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to the Subaccount, you may only transfer 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. Transfers from the fixed account may be subject to an Interest Adjustment. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract and Guaranteed Periods.


What are Living Benefit Riders? Living Benefit Riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage) or a minimum Annuity Payout (4LATER (Reg. TM) Advantage (Managed Risk), 4LATER (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE (Reg. TM) Advantage with prior versions of the Guaranteed Income Benefit or without the Guaranteed Income Benefit). If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), and you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit). Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. The following Living Benefit Riders are no longer available for purchase: Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln SmartSecurity (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage. Prior versions of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit may also be unavailable unless otherwise guaranteed under a rider you have purchased. The Managed Risk riders were formerly called Protected Funds riders. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability.


What is Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)? Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a rider that you may purchase for an additional charge and which provides on an annual basis guaranteed lifetime periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base (less Purchase Payments received in that year) or automatic annual step-ups to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, 5% Enhancements to the Income Base (less Purchase Payments received in that year), and Automatic Annual Step-ups to the Income Base and is decreased by certain withdrawals in accordance with provisions described in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and another one of the Living Benefit Riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

A prior version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, provided lower Guaranteed Annual Income amount percentages and less restrictive Investment Requirements. This version is no longer available for purchase.


What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum guaranteed, periodic withdrawals for your life (single life option) or for the lives of you and your spouse (joint life option) regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial Purchase Payment (or Contract Value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, Automatic Annual Step-ups, the 5%

Enhancements, and the Step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage and another one of the Living Benefit Riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements. This rider is no longer available for purchase.

What is Lincoln Lifetime IncomeSM Advantage Plus? Lincoln Lifetime IncomeSM Advantage Plus provides an increase in your Contract Value of an amount equal to the excess of the initial Guaranteed Amount over the current Contract Value on the seventh Benefit Year anniversary so long as no withdrawals have been taken and you adhere to certain Investment Requirements. This rider is no longer available for purchase.

What is Lincoln SmartSecurity (Reg. TM) Advantage? This benefit provides a Guaranteed Amount equal to the initial Purchase Payment (or Contract Value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess Withdrawals will adversely affect the Guaranteed Amount. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage with any other Living Benefit Rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. This rider is no longer available for purchase.


What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a Death Benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage Death Benefit you choose and whether or not the Guaranteed Income Benefit is in effect.


What is i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. By electing this benefit, you will be subject to specific Investment Requirements. See The Contracts - Investment Requirements. The Guaranteed Income Benefit is purchased when you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period subject to terms and conditions at that time. The minimum floor is based on the Contract Value at the time you elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit. Certain Living Benefit Riders have features that may be used to establish the amount of the Guaranteed Income Benefit. You may use your Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) to establish the Guaranteed Income Benefit (Managed
Risk) at the time you terminate that rider to purchase i4LIFE (Reg. TM) Advantage. The Guaranteed Amount or Income Base from other Living Benefit Riders may also be used to establish the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit. See The Contracts - Living Benefit Riders - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage (Managed Risk). i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the only version of this rider available for purchase unless you are guaranteed the right to elect a prior version under another Living Benefit Rider.

What is 4LATER (Reg. TM) Advantage (Managed Risk)? 4LATER (Reg. TM) Advantage (Managed Risk) is a rider that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of the i4LIFE (Reg. TM) Advantage rider. If you elect 4LATER (Reg. TM) Advantage (Managed Risk), you must later elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) to receive a benefit from 4LATER (Reg.
TM) Advantage (Managed Risk). You may not simultaneously elect 4LATER (Reg. TM) Advantage (Managed Risk) and another one of the Living Benefit Riders. There is an additional charge for this rider, and you will be subject to more restrictive Investment Requirements. See The Contracts - Investment Requirements.

What is 4LATER (Reg. TM) Advantage (or "4LATER (Reg. TM)")? 4LATER (Reg. TM) Advantage is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE (Reg. TM) Advantage Regular Income Payments. 4LATER (Reg. TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. 4LATER (Reg. TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. You may not simultaneously elect 4LATER (Reg. TM) Advantage and another one of the Living Benefit Riders. There is an additional charge for this rider and you will be subject to Investment Requirements. See The Contracts - 4LATER (Reg. TM) Advantage. This rider is no longer available for purchase.


May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about Accumulation Unit values? Appendix A to this prospectus provides more information about Accumulation Unit values.

Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any Subaccount investing in a money market fund may also become extremely low and possibly negative.


The money market yield figure and annual performance of the Subaccounts are based on past performance and do not indicate or represent future performance.




The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.


Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.


We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.

The general account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.



Financial Statements

The December 31, 2013 financial statements of the VAA and the December 31, 2013 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.




Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.


Certain Payments We Receive with Regard to the Funds


We (or our affiliates) incur expenses in promoting, marketing, and administering the contracts (and in our role as intermediary, the funds). With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisors and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.49%. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.



Description of the Funds

Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.


We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the contract and under optional riders, especially the Living Benefit Riders. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.


Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds. Funds of funds or master-feeder structures may have higher expenses than funds that invest directly in debt or equity securities.


Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit Riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit Riders, which can limit the contract's upside participation in the markets. Many of these funds are included in the Investment Requirements associated with the Living Benefit Riders. For more information on these funds and their risk management strategies, please see the Investment Requirements section of this prospectus. You should consult with your registered representative to determine which combination of investment choices and Death Benefit and/or Living Benefit Rider purchases (if any) are appropriate for you.


Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.



AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.


  o Invesco V.I. American Franchise Fund (Series II Shares): Capital growth.

     This fund is not offered in contracts issued on or after May 24, 2004.


  o Invesco V.I. Core Equity Fund (Series II Shares): Long-term growth of capital.

     This fund is not offered in contracts issued on or after May 24, 2004.


  o Invesco V.I. International Growth Fund (Series II Shares): Long-term growth of capital.
    This fund is not offered in contracts issued on or after May 24, 2004, but will reopen for all contracts on or about May 19, 2014.



AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
    L.P.


  o AllianceBernstein VPS Global Thematic Growth Portfolio (Class B): Long-term growth of capital.

  o AllianceBernstein VPS Large Cap Growth Portfolio (Class B): Long-term growth of capital.

     This fund is not offered in contracts issued on or after June 6, 2005.

  o AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class B): Long-term growth of capital.



American Funds Insurance Series (Reg. TM), advised by Capital Research and
    Management Company


  o Global Growth Fund (Class 2): Long-term growth of capital.

  o Global Small Capitalization Fund (Class 2): Long-term growth of capital.

  o Growth Fund (Class 2): Capital growth.

  o Growth-Income Fund (Class 2): Long-term growth of capital and income.

  o International Fund (Class 2): Long-term growth of capital.



BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and sub-advised by BlackRock Investment Management, LLC


  o BlackRock Global Allocation V.I. Fund (Class III): High total investment return.



Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company*


  o Diversified Income Series (Service Class): Maximum long-term total return consistent with reasonable risk.

  o Emerging Markets Series (Service Class): Long-term capital appreciation.

  o High Yield Series (Service Class): Total return and, as a secondary objective, high current income.

  o Limited-Term Diversified Income Series (Service Class): Maximum total return, consistent with reasonable risk.

  o REIT Series (Service Class): Maximum long-term total return, with capital appreciation as a secondary objective.

  o Small Cap Value Series (Service Class): Capital appreciation.

  o Smid Cap Growth Series (Service Class): Long-term capital appreciation.

  o U.S. Growth Series (Service Class): Long-term capital appreciation.

  o Value Series (Service Class): Long-term capital appreciation.



DWS Investments VIT Funds, advised by Deutsche Investment Management Americas, Inc. and sub-advised by Northern Trust Investments, Inc.


  o DWS Equity 500 Index VIP Portfolio (Class A): To replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 (Reg. TM) Index"), which emphasizes stocks of large US companies.

  o DWS Small Cap Index VIP Portfolio (Class A): To replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small US companies.



DWS Variable Series II, advised by Deutsche Investment Management Americas,
    Inc. and sub-advised by RREEF America L.L.C.


  o DWS Alternative Asset Allocation VIP Portfolio (Class B): Capital appreciation; a fund of funds.



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and sub-advised by FMR Co., Inc.


  o Contrafund (Reg. TM) Portfolio (Service Class 2): Long-term capital appreciation.

  o Growth Portfolio (Service Class 2): To achieve capital appreciation.

  o Mid Cap Portfolio (Service Class 2): Long-term growth of capital.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund and the Templeton Global Bond VIP Fund, and by Templeton Global Advisors Limited for the Templeton Growth VIP Fund, and by Franklin Mutual Advisors, LLC for the Franklin Mutual Shares VIP Fund.

  o Franklin Income VIP Fund (Class 2): To maximize income while maintaining prospects for capital appreciation.
     (formerly Franklin Income Securities Fund)

  o Franklin Mutual Shares VIP Fund (Class 2): Capital appreciation; income is a secondary consideration.
     (formerly Mutual Shares Securities Fund)

  o Templeton Global Bond VIP Fund (Class 2): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
     (formerly Templeton Global Bond Securities Fund)

  o Templeton Growth VIP Fund (Class 2): Long-term capital growth.

     (Sub-advised by Templeton Asset Management Limited)

     (formerly Templeton Growth Securities Fund)

Janus Aspen Series, advised by Janus Capital Management LLC


  o Balanced Portfolio (Service Shares): Long-term capital growth, consistent with preservation of capital and balanced by current income.

     This fund is not offered in contracts issued on or after June 6, 2005.


  o Enterprise Portfolio (Service Shares): Long-term growth of capital.

     This fund is not offered in contracts issued on or after June 6, 2005.


  o Global Research Portfolio (Service Shares): Long-term growth of capital.

     This fund is not offered in contracts issued on or after May 24, 2004.



Legg Mason Partners Variable Equity Trust, advised by LeggMason Partners Fund
    Advisor, LLC.

  o ClearBridge Variable Mid Cap Core Portfolio (Class II): Long-term growth of capital.
     (Sub-advised by ClearBridge Investments, LLC)
     This fund will be available on or about May 19, 2014. Consult your financial advisor.



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.


  o LVIP American Century VP Mid Cap Value RPM Fund (Service Class): Capital appreciation; a fund of funds.

  o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.

     (Sub-advised by BAMCO, Inc.)


  o LVIP BlackRock Emerging Markets RPM Fund (Service Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.
     (Sub-advised by BlackRock Investment Management, LLC)

  o LVIP BlackRock Equity Dividend RPM Fund (Service Class): Reasonable income by investing primarily in income-producing equity securities.
     (Sub-advised by BlackRock Investment Management, LLC)

  o LVIP BlackRock Global Allocation V.I. RPM Fund (Service Class): Capital appreciation; a fund of funds.
     (Sub-advised by BlackRock Financial Management, Inc.)

  o LVIP BlackRock Inflation Protected Bond Fund (Service Class): To maximize real return, consistent with preservation of real capital and prudent investment management.

     (Sub-advised by BlackRock Financial Management, Inc.)


  o LVIP Capital Growth Fund (Service Class): Capital growth.

     (Sub-advised by Wellington Management)


  o LVIP Clarion Global Real Estate Fund (Service Class): Total return through a combination of current income and long-term capital appreciation. (Sub-advised by CBRE Clarion Securities LLC)

  o LVIP ClearBridge Variable Appreciation RPM Fund (Service Class): Capital appreciation; a fund of funds.

  o LVIP Columbia Small-Mid Cap Growth RPM Fund (Service Class): Capital appreciation.
     (Sub-advised by Columbia Management Investment Advisers, LLC)

  o LVIP Delaware Bond Fund (Standard Class): Maximum current income (yield) consistent with a prudent investment strategy.

     (Sub-advised by Delaware Management Company)*


  o LVIP Delaware Diversified Floating Rate Fund (Service Class): Total return.

     (Sub-advised by Delaware Management Company)*


  o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.

     (Sub-advised by Delaware Management Company)*


  o LVIP Delaware Growth and Income Fund (Service Class): To maximize long-term capital appreciation.

     (Sub-advised by Delaware Management Company)*


  o LVIP Delaware Social Awareness Fund (Standard Class): To maximize long-term capital appreciation.

     (Sub-advised by Delaware Management Company)*


  o LVIP Delaware Special Opportunities Fund (Service Class): To maximize long-term capital appreciation.

     (Sub-advised by Delaware Management Company)*


  o LVIP Dimensional Non-U.S. Equity RPM Fund (Service Class): Long-term capital appreciation; a fund of funds.

  o LVIP Dimensional U.S. Equity RPM Fund (Service Class): Long-term capital appreciation; a fund of funds.

  o LVIP Dimensional/Vanguard Total Bond Fund (Service Class): Total return consistent with the preservation of capital.

  o LVIP Franklin Mutual Shares VIP RPM Fund (Service Class): Capital appreciation; a fund of funds.
     (formerly LVIP Franklin Mutual Shares Securities RPM Fund)

  o LVIP Global Income Fund (Service Class): Current income consistent with preservation of capital.

     (Sub-advised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)


  o LVIP Invesco Diversified Equity-Income RPM Fund (Service Class): Capital appreciation and current income; a fund of funds.
     This fund will be available on or about May 19, 2014. Consult your financial advisor.

  o LVIP Invesco V.I. Comstock RPM Fund (Service Class): Capital appreciation; a fund of funds.

  o LVIP JPMorgan High Yield Fund (Service Class): A high level of current income; capital appreciation is the secondary objective.
     (Sub-advised by J.P. Morgan Investment Management Inc.)

  o LVIP JPMorgan Mid Cap Value RPM Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by J.P. Morgan Investment Management Inc.)

  o LVIP Managed Risk Profile 2010 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Managed Risk Profile 2020 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Managed Risk Profile 2030 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Managed Risk Profile 2040 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Managed Risk Profile Conservative Fund (Service Class): A high level of current income with some consideration given to growth of capital; a fund of funds.

  o LVIP Managed Risk Profile Growth Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP Managed Risk Profile Moderate Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.

  o LVIP MFS International Growth Fund (Service Class): Long-term capital appreciation.

     (Sub-advised by Massachusetts Financial Services Company)


  o LVIP MFS International Growth RPM Fund (Service Class): Capital appreciation; a fund of funds.

  o LVIP MFS Value Fund (Service Class): Capital appreciation.

     (Sub-advised by Massachusetts Financial Services Company)


  o LVIP Mid-Cap Value Fund (Service Class): Long-term capital appreciation.

     (Sub-advised by Wellington Management)


  o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.

     (Sub-advised by Mondrian Investment Partners, Limited)


  o LVIP Money Market Fund (Standard Class): To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).

     (Sub-advised by Delaware Management Company)*


  o LVIP Multi-Manager Global Equity RPM Fund (Service Class): Long-term growth of capital.
     This fund will be available on or about May 19, 2014. Consult your financial advisor.

  o LVIP PIMCO Low Duration Bond Fund (Service Class): To seek a high level of current income consistent with preservation of capital.
     (Sub-advised by Pacific Investment Management Company)
     This fund will be available on or about May 19, 2014. Consult your financial advisor.

  o LVIP SSgA Bond Index Fund (Service Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Conservative Index Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.

  o LVIP SSgA Conservative Structured Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.

  o LVIP SSgA Developed International 150 Fund (Service Class): To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund (Service Class): To maximize long-term capital appreciation.

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Global Tactical Allocation RPM Fund (Service Class): Long-term growth of capital; a fund of funds.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA International Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA International RPM Fund (Service Class): Capital appreciation; a fund of funds.

  o LVIP SSgA Large Cap 100 Fund (Service Class): To maximize long-term capital appreciation.

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Large Cap RPM Fund (Service Class): Capital appreciation; a fund of funds.

  o LVIP SSgA Moderate Index Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Moderate Structured Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Index Allocation Fund (Service Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Structured Allocation Fund (Service Class):
     A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP SSgA S&P 500 Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.**

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Small-Cap Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small U.S. companies.

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Small-Cap RPM Fund (Service Class): Capital appreciation; a fund of funds.

  o LVIP SSgA Small-Mid Cap 200 Fund (Service Class): To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP T. Rowe Price Growth Stock Fund (Service Class): Long-term capital growth.

     (Sub-advised by T. Rowe Price Associates, Inc.)


  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.

     (Sub-advised by T. Rowe Price Associates, Inc.)


  o LVIP Templeton Growth RPM Fund (Service Class): Long-term capital growth. (Sub-advised by Templeton Investment Counsel, LLC)

  o LVIP UBS Large Cap Growth RPM Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital. (Sub-advised by UBS Global Asset Management (Americas), Inc.)

  o LVIP Vanguard Domestic Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.

  o LVIP Vanguard International Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.

  o LVIP VIP Contrafund (Reg. TM) RPM Portfolio (Service Class): Capital appreciation; a fund of funds.
     (Sub-advised by FMR CO., Inc.)

  o LVIP VIP Mid Cap RPM Portfolio (Service Class): Capital appreciation; a fund of funds.
     This fund will be available on or about May 19, 2014. Consult your financial advisor.



MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company


  o Core Equity Series (Service Class): Capital appreciation.

     This fund is not offered in contracts issued on or after June 6, 2005.


  o Growth Series (Service Class): Capital appreciation.

  o Utilities Series (Service Class): Total return.

Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc., and sub-advised by Neuberger Berman, LLC.


  o Mid Cap Intrinsic Value Portfolio (I Class): Growth of capital.



PIMCO Variable Insurance Trust, advised by PIMCO


  o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio (Advisor Class):
Maximum real return.



Putnam Variable Trust, advised by Putnam Investment Management, LLC


  o Global Health Care Fund (Class IB): Capital appreciation.

     (Subadvised by Putnam Advisory Company, LLC and Putnam Investments
Limited)
     This fund is not offered in contracts issued on or after May 24, 2004


  o Growth & Income Fund (Class IB): Capital growth and current income.

     (Subadvised by Putnam Investments Limited)
     This fund is not offered in contracts issued on or after May 24, 2004.


* Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.



** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500
   (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.



Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.

Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering Annuity Payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.

The risks we assume include:

 o the risk that Annuitants receiving Annuity Payouts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that lifetime payments to individuals from Living Benefit Riders will exceed the Contract Value;

 o the risk that Death Benefits paid will exceed the actual Contract Value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;

 o the risk that, if a Guaranteed Income Benefit rider is in effect, the required Regular Income Payments will exceed the Account Value;

 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA

For the base contract, we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:


                                               Estate Enhancement    Estate Enhancement
                                              Benefit rider (EEB)   Benefit rider (EEB)
                                                 in combination          without 5%
                                                with 5% Step-up           Step-up
                                             --------------------- ---------------------
Mortality and expense risk charge...........        1.50%                 1.45%
Administrative charge.......................        0.15%                 0.15%
Total annual charge for each Subaccount.....        1.65%                 1.60%



                                                                  Enhanced
                                                                 Guaranteed      Guarantee of
                                                5% Step-up     Minimum Death    Principal Death
                                              Death Benefit   Benefit (EGMDB)    Benefit (GOP)
                                             --------------- ----------------- ----------------
Mortality and expense risk charge...........     1.40%            1.25%             1.15%
Administrative charge.......................     0.15%            0.15%             0.15%
Total annual charge for each Subaccount.....     1.55%            1.40%             1.30%

Surrender Charge


A surrender charge applies (except as described below) to surrenders and withdrawals of Purchase Payments that have been invested for the periods indicated below. The surrender charge is calculated separately for each Purchase Payment. The contract anniversary is the annually occurring date beginning with the effective date of the contract. For example, if the effective date of your contract is January 1st, your contract anniversary would be on January 1st of each subsequent year.



                                                             Number of contract anniversaries since
                                                                 Purchase Payment was invested
                                                             --------------------------------------
                                                               0    1    2    3    4    5    6   7+
                                                             ---- ---- ---- ---- ---- ---- ---- ---
      Surrender charge as a percentage of the surrendered or
       withdrawn Purchase Payments.......................... 7%   6%   5%   4%   3%   2%   1%    0

A surrender charge does not apply to:
 o A surrender or withdrawal of a Purchase Payment beyond the seventh anniversary since the Purchase Payment was invested;
 o Withdrawals of Contract Value during a Contract Year to the extent that the total Contract Value withdrawn during the current Contract Year does not exceed the free amount which is equal to 15% of the total Purchase Payments (this does not apply upon surrender of the contract);
 o When the surviving spouse assumes ownership of the contract as a result of the death of the original owner (however, the surrender charge schedule of the original contract will continue to apply to the spouse's contract);
 o A surrender or withdrawal of any Purchase Payments as a result of admittance of the Contractowner into an accredited nursing home or equivalent health care facility, where the admittance into such facility occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days;
 o A surrender of the contract as a result of the death of the Contractowner, joint owner or Annuitant, provided the Annuitant has not been changed for any reason other than the death of a prior named Annuitant;
 o Purchase Payments when used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE (Reg. TM) Advantage option or the Contract Value applied to calculate the benefit amount under any Annuity Payout option made available by us;

 o Regular Income Payments made under i4LIFE (Reg. TM) Advantage including any payments to provide the 4LATER (Reg. TM) or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefits or periodic payments made under any Annuity Payout option made available by us;

 o A surrender of a contract or withdrawal of Contract Value from contracts issued to Selling Group Individuals;
 o A surrender or withdrawal of any Purchase Payments after the onset of a permanent and total disability of the Contractowner as defined in Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the contract and before the 65th birthday of the Contractowner For contracts issued in the State of New Jersey, a different definition of permanent and total disability applies;
 o A surrender or withdrawal of any Purchase Payments as a result of the diagnosis of a terminal illness that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;

 o Withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or the Guaranteed Annual Income amount under any version of Lincoln Lifetime IncomeSM Advantage 2.0, subject to certain conditions.


For purposes of calculating the surrender charge on withdrawals, we assume that:

1.The free amount will be withdrawn from Purchase Payments on a "first in-first out (FIFO)" basis.

2.Prior to the seventh anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
  o from Purchase Payments (on a FIFO basis) until exhausted; then
  o from earnings until exhausted.

3.On or after the seventh anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
  o from Purchase Payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
  o from earnings until exhausted; then
  o from Purchase Payments (on a FIFO basis) to which a surrender charge still applies until exhausted.

We apply the surrender charge as a percentage of Purchase Payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your Contract Value has increased or decreased. The surrender charge is calculated separately for each Purchase Payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when Contractowners surrender or withdraw before distribution costs have been recovered.

If the Contractowner is a corporation or other non-individual (non-natural person), the Annuitant or joint Annuitant will be considered the Contractowner or joint owner for purposes of determining when a surrender charge does not apply.


Account Fee

During the accumulation period, we will deduct an account fee of $35 from the Contract Value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the Contract Value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth Contract Year. The account fee will be waived for any contract with a Contract Value that is equal to or greater than $100,000 on the contract anniversary. There is no account fee on contracts issued to Selling Group Individuals.


Rider Charges


A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. The deduction of a rider charge will be noted on your quarterly statement.

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge. While this rider is in effect, there is a charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) joint life option. The charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, which is no longer available for purchase.

The charge is applied to the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, and 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Income Base section for a discussion and example of the impact of the changes to the Income Base.


The annual rider percentage charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.


The 5% Enhancement to the Income Base (less Purchase Payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) section. During the first ten Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of the charge. After the 10th Benefit Year anniversary the annual rider percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The rider percentage charge will increase to the then current rider percentage charge, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge increase. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) - Income Base.


The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the Contract Value is reduced to zero while the Contractowner is receiving a Guaranteed Annual Income, no rider charge will be deducted.

Lincoln Lifetime IncomeSM Advantage Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage. The rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly)for the Lincoln Lifetime IncomeSM Advantage single life or joint life option. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus is purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.


The charge is applied to the Guaranteed Amount as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. The 200% Step-up is not available for riders purchased on and after October 5, 2009. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. For riders purchased on and after March 2, 2009, the charge is also deducted in proportion to the value in the fixed account used for dollar cost averaging purposes. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.


The annual rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional Purchase Payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge.

Once cumulative additional Purchase Payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional Purchase Payment will potentially cause the charge for your rider to change to the current charge in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the Guaranteed Amount is reduced to zero while the Contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.

If you purchase Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge of 1.05% applied to the Guaranteed Amount. This total charge (which may change as discussed above) is in effect until the 7th Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the 7th Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the 7th Benefit Year anniversary, you will not be able to exercise the Plus Option, but the additional 0.15% charge will remain on your contract until the 7th Benefit Year anniversary.


This rider is no longer available for purchase.

4LATER (Reg. TM) Advantage (Managed Risk) Charge. While this rider is in effect, there is a charge for 4LATER (Reg. TM) Advantage (Managed Risk). The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option.

The charge is applied to the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income

Base. Refer to the 4LATER (Reg. TM) Advantage (Managed Risk) Income Base section for a discussion and example of the impact of the changes to the Income Base.


The annual rate for the charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt-out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base subject to withdrawals. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.


The 5% Enhancement to the Income Base (less Purchase Payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the 4LATER (Reg. TM) Advantage (Managed Risk) section. During the first 10 Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge. After the 10th Benefit Year anniversary the percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the percentage charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current percentage charge will remain in effect and the Income Base will be returned to the prior Income Base adjusted for withdrawals. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The percentage charge will increase to the then current annual percentage charge, if after the first Benefit Year anniversary, cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge increase. See the 4LATER (Reg. TM) Advantage (Managed Risk) - Income Base.


The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.


Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this rider is in effect, there is a charge for Lincoln SmartSecurity (Reg. TM) Advantage. The rider charge is currently equal to an annual rate of:


1)0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option (the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount); or

2)0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, single life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up) (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.65% to 0.85% at the end of the 10-year annual step-up period if a new 10-year period is elected); or


3)1.00% of the Guaranteed Amount (0.25% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, joint life option (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.80% to 1.00% at the end of the 10-year annual step-up period if a new 10-year period is elected). See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.


The charge is applied to the Guaranteed Amount (initial Purchase Payment, if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. In Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up (without the single or joint life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if conditions are met as described in the Lincoln SmartSecurity (Reg. TM) Advantage section. Additional 10-year periods of step-ups may be elected. The annual rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount within the 10-year period.

If you elect to step-up the Guaranteed Amount for another 10-year step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a pro-rata deduction of the rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the Valuation Date of the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE (Reg. TM) Advantage or termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each Valuation Date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) Purchase Payments made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.


All versions of this rider are no longer available for purchase.


4LATER (Reg. TM) Advantage Charge. Prior to the Periodic Income Commencement Date (which is defined as the Valuation Date the initial Regular Income Payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER (Reg.
TM) Guaranteed Income Benefit. The Income Base is increased for subsequent Purchase Payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER (Reg. TM) rider charge multiplied by the Income Base will be deducted from the Subaccounts on every third month anniversary of the later of the 4LATER (Reg. TM) rider effective date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each Subaccount on the Valuation Date the 4LATER (Reg. TM) rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional Purchase Payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value.

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) rider charge based on the Income Base immediately prior to the reset will be made on the Valuation Date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) rider charge for the reset Income Base on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the Periodic Income Commencement Date, a pro-rata amount of the 4LATER (Reg. TM) rider charge will be deducted upon termination of the 4LATER (Reg.
TM) rider for any reason other than death. On the Periodic Income Commencement Date, a pro-rata deduction of the 4LATER (Reg. TM) rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction.


This rider is no longer available for purchase.

i4LIFE (Reg. TM) Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE (Reg. TM) Advantage that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE (Reg. TM) Advantage becomes effective (or your initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, your Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as any withdrawals.


The annual rate of the i4LIFE (Reg. TM) Advantage charge during the Access Period is: 1.65% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 1.70% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 1.85% for the i4LIFE (Reg. TM) Advantage EGMDB. During the Lifetime Income Period, the charge for all Death Benefit options is 1.65%. This charge consists of a mortality and expense risk charge, and an administrative charge (charges for the Guaranteed Income Benefits are not included and are listed below). These charges replace the Separate Account Annual Expenses for the base contract. If i4LIFE (Reg. TM) Advantage is elected at the issue of the contract i4LIFE (Reg. TM) Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin on the Periodic Income Commencement Date which is the Valuation Date on which the Regular Income Payment is determined and the beginning of the Access Period. Refer to the i4LIFE (Reg. TM) Advantage section for explanations of the Account Value, the Access Period, and the Lifetime Income Period. Purchasers of any version of Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage (Managed
Risk) pay different charges for i4LIFE (Reg. TM) Advantage. See i4LIFE (Reg.
TM) Advantage with Guaranteed Income Benefit (Managed Risk) Charge for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk).

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Charge. Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are each subject to a current annual charge of 0.65% of the Account Value (0.50% for versions 1, 2 and 3) (single life option), which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.30% (2.15% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 2.35% (2.20% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.50% (2.35% for version 1, 2 and 3) for the i4LIFE (Reg.
TM) Advantage EGMDB.

If you elect the joint life option, Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are each subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.50% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 2.55% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.70% for the i4LIFE (Reg. TM) Advantage EGMDB. These charges replace the Separate Account Annual Expenses for the base contract. The charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) is the same as the charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk).

The Guaranteed Income Benefit percentage charge will not change unless there is an automatic step up of the Guaranteed Income Benefit (version 4) or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time of the step-up the Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% (version 4) or 1.50% (version 2 and version 3) of the Account Value. If we automatically administer the step-up (version 4) or step-up period election (versions 2 or 3) for you and your percentage charge is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE (Reg. TM) Advantage section of this prospectus). For version 4, future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate, but the i4LIFE (Reg. TM) Advantage charge will continue.

Currently, Guaranteed Income Benefit (Managed Risk) is the only version available for purchase unless you are guaranteed the right to elect a prior version under another Living Benefit Rider.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) Charge for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk). Purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may carry over certain features of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) to elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk). Purchasers who previously purchased 4LATER (Reg. TM) Advantage (Managed
Risk) may carry over certain features of 4LATER (Reg. TM) Advantage (Managed
Risk) to elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk). Purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage
2.0 may carry over certain features of the Lincoln Lifetime IncomeSM Advantage
2.0 rider to elect i4LIFE (Reg. TM)Advantage with Guaranteed Income Benefit (version 4) with the same charges that apply to purchasers of Lincoln Lifetime IncomeSM Advantage 2.0. If you make this election, then the current Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) charge will be your initial charge for i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit (Managed Risk). This charge is in addition to the daily mortality and expense risk and administrative charge of the base contract for your Death Benefit option set out under Deductions of the VAA. The charges and calculations described earlier for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will not apply.

For purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk), the charges for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) are combined into a single charge that is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage and every three months thereafter. The current initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) is equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option. The charge is a percentage of the greater of the Income Base or the Account Value. Refer to Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) for a description of the Income Base. The total annual Subaccount charges of 1.40% for the EGMDB, and 1.30% for the Guarantee of Principal Death Benefit also apply. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) are guaranteed that in the future the guaranteed maximum initial charge for both i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) will be the guaranteed maximum charge then in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk).

The charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) will not change unless there is an automatic step-up of the Guaranteed Income Benefit (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) charge continues to be used as a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) charge.) The charge rate is based upon surrender experience, mortality experience, Contractowner investment experience, solvency and profit margins, and the goals and objectives of the Lincoln hedging experience. Significant changes in one or more of these categories could result in an increase in the charge. This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.

The following example shows how the initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and 4LATER (Reg. TM) Advantage (Managed Risk) is calculated as well as adjustments due to increases to the Guaranteed Income Benefit (Managed Risk) and the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge. The example is a nonqualified contract and assumes the Contractowner is a 60 year old male on the effective date of electing the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk). Pursuant to the provisions of the Guaranteed Income Benefit (Managed Risk) the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the Contractowner's age (see Guaranteed Income Benefit (Managed
Risk) for a more detailed description). The example also assumes that the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is 1.05%. The first example demonstrates how the initial charge is determined for an existing contract with an Account Value and Income Base. (The same calculation method applies to purchasers of 4LATER (Reg. TM) Advantage (Managed
Risk) and purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 except for the different initial Guaranteed Income Benefit rates for Lincoln Lifetime IncomeSM Advantage 2.0 set forth in the Guaranteed Income Benefit (version 4) description later in this prospectus.)




1/1/13 Initial i4LIFE (Reg. TM) Advantage Account Value...................................  $ 100,000
1/1/13 Income Base as of the last Valuation Date under Lincoln Lifetime IncomeSM            $ 125,000
  Advantage 2.0 (Managed Risk)  .
1/1/13 Initial Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income
Benefit (Managed Risk) ($125,000 * 1.05%)
 the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is
assessed against the Income Base
 since it is larger than the Account Value................................................  $1,312.50
1/2/13 Amount of initial i4LIFE (Reg. TM) Advantage Regular Income Payment (an example of how the Regular Income Payment
 is calculated is shown in the SAI).......................................................  $   5,173
1/2/13 Initial Guaranteed Income Benefit (4% * $125,000 Income Base) .                      $   5,000


The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.



1/2/14 Recalculated Regular Income Payment (due to market gain in Account Value).....  $   6,900
1/2/14 New Guaranteed Income Benefit (75% * $6,900 Regular Income Payment) .           $   5,175
1/2/14 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
(Managed Risk) ($1,312.50 * ($5,175/
 $5,000)) Prior charge * [ratio of increased Guaranteed Income Benefit to prior        $1,358.44
  Guaranteed Income Benefit] .



If the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge has also increased, subject to a maximum charge of 2.00%, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) charge will increase upon a step-up. (The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge continues to be used in the calculation of the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.)


Continuing the above example:

1/2/14 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit        $1,358.44
  (Managed Risk)  .
1/2/15 Recalculated Regular Income Payment (due to Account Value increase)..............  $   7,400
1/2/15 New Guaranteed Income Benefit (75% * $7,400 Regular Income Payment) .              $   5,550
Assume the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge increases from
  1.05% to 1.15%.
1/2/15 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
(Managed Risk) ($1,358.44 * ($5,550/
 $5,175) * (1.15%/1.05%)) .                                                               $1,595.63



The new annual charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) is $1,595.63 which is equal to the current annual charge of $1,358.44 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) times the percentage increase to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) current charge (1.15%/1.05%).

If the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg.
TM) Advantage (Managed Risk) percentage charge is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any additional withdrawals. Future step-ups as described in the rider would continue.


After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE (Reg. TM) Advantage will also be terminated and the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge will cease.

i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Guaranteed Income Benefit Charge for purchasers who previously purchased 4LATER (Reg. TM) Advantage. The 4LATER (Reg. TM) Guaranteed Income Benefit for purchasers who previously purchased 4LATER (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.30% for the i4LIFE (Reg. TM) Account Value Death Benefit; 2.35% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.50% for the EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.

On and after the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the Periodic Income Commencement Date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the Contractowner elects additional 15-year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current Regular Income Payment. At the time you elect a new 15-year step-up period, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.

After the Periodic Income Commencement Date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.


Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (version 2 or 3), the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg. TM)Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.15% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 2.20% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.35% for the i4LIFE (Reg. TM) Advantage EGMDB.

Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase Lincoln Lifetime IncomeSM Advantage.


The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within

30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period election occurred. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.


The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%.



Other Charges and Deductions

The surrender, withdrawal or transfer of value from a Guaranteed Period may be subject to the Interest Adjustment if applicable. See Fixed Side of the Contract.

The mortality and expense risk and administrative charge of 1.40% of the value in the VAA will be assessed on all variable Annuity Payouts (except for i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.


There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.



Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts

If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you directly or through your sales representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.


When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, an initial Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial Purchase Payment to your agent, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment within two business days.

Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Certain Death Benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the Contractowner, and held in that account until instructions are received from the appropriate regulator.

Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance


Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. A registered representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.



Purchase Payments

You may make Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment is $10,000. The minimum for Selling Group Individuals is $1,500. The minimum annual amount for additional Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.


Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are a Contractowner, joint owner, or Annuitant. If you elect a Living Benefit Rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. If you stop making Purchase Payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first. Upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.

If you elect a Living Benefit Rider (other than i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. Please see your contract or contact your registered representative for more information. If you elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Guaranteed Income Benefit has been elected.

These restrictions and limitations mean that you will be limited in your ability to increase your Contract Value (or Account Value under i4LIFE (Reg.
TM) Advantage with any version of Guaranteed Income Benefit) and/or increase the amount of any guaranteed benefit under a Living Benefit Rider by making additional Purchase Payments to the contract. You should carefully consider these limitations and restrictions, and any other limitations and restrictions of the contract, and how they may impact your long-term investment plans, especially if you intend to increase Contract Value (or Account Value under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit) by making additional Purchase Payments over a long period of time. See the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit Rider.

Valuation Date

Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.


Allocation of Purchase Payments

Purchase Payments allocated to the variable account are placed into the VAA's Subaccounts, according to your instructions. You may also allocate Purchase Payments in the fixed account, if available.

The minimum amount of any Purchase Payment which can be put into any one Subaccount is $20. The minimum amount of any Purchase Payment which can be put into a Guaranteed Period of the fixed account is $2,000, subject to state approval.


If we receive your Purchase Payment from you or your broker-dealer in Good Order at our Home Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., New York time), we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If we receive your Purchase Payment in Good Order after market close, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your Purchase Payment to your registered representative, we will generally not begin processing the Purchase Payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Purchase Payment to us, and your Purchase Payment was placed with your broker-dealer prior to market close then we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If your Purchase Payment was placed with your broker-dealer after market close, then we will use the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances, Purchase Payments received after such early market close will be processed using the Accumulation Unit Value computed on the next Valuation Date.


The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:

1.The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus

2.The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3.The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.

The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.

Transfers (among the variable Subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per Contract Year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs. These transfer rights and restrictions also apply during the i4LIFE (Reg. TM) Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE (Reg.
TM) Advantage Account Value). See i4LIFE (Reg. TM) Advantage.

The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.


A transfer request may be made to our Home Office in writing, or by fax or other electronic means. A transfer request may also be made by telephone provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Home Office before the close of the New York Stock Exchange (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order after market close, we will process the request using the Accumulation Unit Value computed on the next Valuation Date.

There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances transfers received after such early market close will be processed using the Accumulation Unit Value computed on the next Valuation Date.


If your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the Contract Value from a fixed account to the variable Subaccount(s) subject to the following restrictions:
 o total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to Interest Adjustments, if applicable. For a description of the Interest Adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Interest Adjustment.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Telephone and Electronic Transactions

A surrender, withdrawal, or transfer request may be made to our Home Office using a fax or other electronic means. In addition, withdrawal and transfer requests may be made by telephone, subject to certain restrictions. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed to the Contractowner on the next Valuation Date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.


Market Timing

Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.


You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.


Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a Contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.


Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.


In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.

These provisions also apply during the i4LIFE (Reg. TM) Advantage Lifetime Income Period. See i4LIFE (Reg. TM) Advantage.


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the Annuitant(s) will be the owner. The owner may name a joint owner.


As Contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Non-qualified contracts may not be collaterally assigned. Assignments may have an adverse impact on any Death Benefits or benefits offered under Living Benefit Riders in this product and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.



Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant


The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us of the change, however we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the Death Benefits or benefits offered under Living Benefit Riders. See The Contracts - Death Benefit. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.



Surrenders and Withdrawals

Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.


The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of the NYSE (normally 4:00 p.m., New York time), we will process the request using the Accumulation Unit Value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Accumulation Unit Value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Surrenders and withdrawals from the fixed account may be subject to the Interest Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with surrender of a contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.

The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.


Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable Subaccounts into the variable Subaccounts on a monthly basis or in accordance with other terms we make available.

You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged (DCA'd) is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:

 o the Annuity Commencement Date;

 o the value of the amount being DCA'd is depleted; or

 o you cancel the program by written request or by telephone if we have your telephone authorization on file.


We reserve the right to restrict access to this program at any time.


A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the variable Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.


The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable surrender charges and Interest Adjustments. See Charges and Other Deductions - Surrender Charge and Fixed Side of the Contract - Interest Adjustment. Withdrawals under AWS will be noted on your quarterly statement. AWS is available for amounts allocated to the fixed account, if applicable.


The cross-reinvestment service automatically transfers the Contract Value in a designated variable Subaccount that exceeds a baseline amount to another specific variable Subaccount at specific intervals. You specify the applicable Subaccounts, the baseline amount and the interval period. As of May 1, 2010, this service is no longer available unless the Contractowner had enrolled in this service prior to this date.


Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each variable Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually. Rebalancing events will be noted on your quarterly statement. The fixed account is not available for portfolio rebalancing.


Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously.


Asset Allocation Models

Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts and/or the fixed account. The models listed below were designed and prepared by the

Company, in consultation with SSgA Funds Management, Inc., for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your broker dealer representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.

Each model invests different percentages of Contract Value in some or all of the LVIP Subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your Contract Value (and any additional Purchase Payments you make) will be allocated among certain Subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the Subaccounts. We will deduct any withdrawals you make from the Subaccounts in the asset allocation model on a pro rata basis. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.

Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.


In order to maintain the model's specified Subaccount allocation percentages, you agree to be automatically enrolled in and you thereby authorize us to automatically rebalance your Contract Value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.



The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.


The election of certain Living Benefit Riders may require that you allocate Purchase Payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts - Investment Requirements.


The models are as follows:
 o The Lincoln SSgA Conservative Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   40% in three equity Subaccounts and 60% in one fixed income Subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Moderate Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 60% in three equity Subaccounts and 40% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Moderately Aggressive Equity Index Model (formerly known as the Lincoln SSgA Moderately Aggressive Index Model) is composed of specified underlying Subaccounts representing a target allocation of approximately 80% in three equity Subaccounts and 20% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Moderately Aggressive Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   70% in three equity Subaccounts and 30% in one fixed income Subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Aggressive Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 90% in three equity Subaccounts and 10% in one fixed income Subaccount. This model seeks long term growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Structured Conservative Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   40% in seven equity Subaccounts and 60% in one fixed income Subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.

 o The Lincoln SSgA Structured Moderate Model is composed of specified underlying Subaccounts representing a target allocation of approximately 60% in seven equity Subaccounts and 40% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
 o The Lincoln SSgA Structured Moderately Aggressive Equity Model (formerly known as the Lincoln SSgA Structured Moderately Aggressive Model) is composed of specified underlying Subaccounts representing a target allocation of approximately 80% in seven equity Subaccounts and 20% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
 o The Lincoln SSgA Structured Moderately Aggressive Model is composed of specified underlying Subaccounts representing a target allocation of approximately 70% in seven equity Subaccounts and 30% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
 o The Lincoln SSgA Structured Aggressive Model is composed of specified underlying Subaccounts representing a target allocation of approximately 90% in seven equity Subaccounts and 10% in one fixed income Subaccount. This model seeks long term growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.

Your registered representative will have more information on the specific investments of each model.


Franklin Templeton Founding Investment Strategy: Through the Franklin Templeton Founding Investment Strategy you may allocate Purchase Payments and/or Contract Values to three underlying funds as listed below. This is not an asset allocation model. If you choose to follow this strategy you will invest 100% of your Contract Value according to the strategy. You may invest in any of the three funds without adopting the strategy. Upon selection of this program you agree to be automatically enrolled in portfolio rebalancing and authorize us to automatically rebalance your Contract Value on a quarterly basis in accordance with the strategy. Confirmation of the rebalancing will appear on your quarterly statement. You may terminate the strategy at any time and reallocate your Contract Value to other investment options. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. You should consult with your registered representative to determine if this strategy is suitable for you. If you are seeking a more aggressive strategy, this strategy may not be appropriate for you.




                                             % of Contract Value
                                            --------------------
      Franklin Income VIP Fund.............         34%
      Franklin Mutual Shares VIP Fund......         33%
      LVIP Templeton Growth RPM Fund.......         33%


Death Benefit

The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to i4LIFE (Reg. TM) Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.


 UPON DEATH OF:    AND...
Contractowner     There is a surviving joint owner
 Contractowner     There is no surviving joint owner
Contractowner     There is no surviving joint owner
                  and the Beneficiary predeceases the
                  Contractowner
 Annuitant         The Contractowner is living
Annuitant         The Contractowner is living



 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
Contractowner     The Annuitant is living or deceased    joint owner
 Contractowner     The Annuitant is living or deceased    designated Beneficiary
Contractowner     The Annuitant is living or deceased    Contractowner's estate
 Annuitant         There is no contingent Annuitant       The youngest Contractowner
                                                         becomes the contingent Annuitant
                                                         and the contract continues. The
                                                         Contractowner may waive* this
                                                         continuation and receive the Death
                                                         Benefit proceeds.
Annuitant         The contingent Annuitant is living     contingent Annuitant becomes the
                                                         Annuitant and the contract continues

 UPON DEATH OF:    AND...                            AND...                            DEATH BENEFIT PROCEEDS PASS TO:
Annuitant**       The Contractowner is a trust or   No contingent Annuitant allowed   designated Beneficiary
                  other non-natural person          with non-natural Contractowner



* Notification from the Contractowner to select the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

** Death of Annuitant is treated like death of the Contractowner.



If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. You can choose the Death Benefit. Only one Death Benefit may be in effect at any one time and this Death Benefit terminates if you elect i4LIFE (Reg. TM) Advantage and have the EEB Death Benefit or 5% Step-up or elect any other annuitization option. Generally, the more expensive the Death Benefit the greater the protection.

You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.

You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.

Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.

If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The contract terminates when any Death Benefit is paid due to the death of the Annuitant.


Only the Contract Value as of the Valuation Date we approve the payment of the death claim is available as a Death Benefit if a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant. If your Contract Value equals zero, no Death Benefit will be paid.


Guarantee of Principal Death Benefit. Check with your representative regarding state availability. If you do not select a Death Benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the Death Benefit will be equal to the greater of:
 o the current Contract Value as of the Valuation Date we approve the payment of the claim; or

 o the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
   Risk) and The Contracts - Lincoln Lifetime IncomeSM Advantage).


For contracts purchased prior to the time a state approved the above Guarantee of Principal Death Benefit calculation, the sum of all Purchase Payments is reduced by the sum of all withdrawals. In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.

Enhanced Guaranteed Minimum Death Benefit (EGMDB).

If the EGMDB is in effect, the Death Benefit paid will be the greatest of:
 o the current Contract Value as of the Valuation Date we approve the payment of the claim; or

 o the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
   Risk) and The Contracts - Lincoln Lifetime IncomeSM Advantage); or

 o the highest Contract Value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the Contractowner, joint owner or Annuitant for whom the death claim is approved for payment. The highest Contract Value is increased by Purchase Payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value.

For contracts purchased prior to June 2, 2003 (or later, depending on your state) withdrawals will be deducted on a dollar for dollar basis.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

For contracts purchased after June 2, 2003 (or later in some states), the Contractowner may discontinue the EGMDB at any time by completing the Enhanced Guaranteed Minimum Death Benefit Discontinuance form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request, and the Guarantee of Principal Death Benefit will apply. We will deduct the charge for the Guarantee of Principal Death Benefit as of that date. See Charges and Other Deductions.

The EGMDB is not available under contracts issued to a Contractowner, or joint owner or Annuitant, who is age 80 or older at the time of issuance.


5% Step-Up Death Benefit. This Death Benefit option is no longer available unless you had elected it prior to January 15, 2003. If the 5% Step-Up Death Benefit is in effect, the Death Benefit paid will be the greater of the Death Benefit under the EGMDB or the accumulation of all Purchase Payments minus the accumulation of all withdrawals. These Purchase Payments and withdrawals are accumulated at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased Contractowner, joint owner or Annuitant will then be increased by Purchase Payments made on or subsequent to that contract anniversary and decreased by withdrawals on or subsequent to the contract anniversary.

After a contract is issued, the Contractowner may discontinue the 5% Step-Up Death Benefit at any time by completing the Death Benefit Discontinuance form and sending it to us. The benefit will be discontinued as of the Valuation Date we receive the request, and the Death Benefit will be the EGMDB. We will stop deducting the charge for the 5% Step-Up as of that date. See Charges and Other Deductions. If you discontinue the benefit, it cannot be reinstated.


All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

Estate Enhancement Benefit Rider (EEB Rider). The amount of Death Benefit payable under this rider is the greatest of the following amounts:
 o the current Contract Value as of the Valuation Date we approve the payment of the claim; or

 o the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value For contracts purchased prior to June 2, 2003 (or later, depending on your state) the sum of all Purchase Payments will be reduced by the sum of all withdrawals. (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and The Contracts - Lincoln Lifetime IncomeSM Advantage); or

 o the highest Contract Value on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner or Annuitant for whom a death claim is approved for payment. The highest Contract value is adjusted for certain transactions. It is increased by Purchase Payments made on or after that contract anniversary on which the highest Contract Value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date in the same proportion that withdrawals reduced the Contract Value; or
 o (Only if this rider is elected in combination with the 5% Step Up Death Benefit): The accumulation of all Purchase Payments minus the accumulation of all withdrawals at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased Contractowner, joint owner or Annuitant will then be increased by Purchase Payments made on or subsequent to that contract anniversary and decreased by withdrawals on or subsequent to the contract anniversary. This EEB Death Benefit option is no longer available unless you had elected it prior to January 15, 2003; or
 o the current Contract Value as of the Valuation Date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:
  o the contract earnings; or
  o the covered earnings limit.

Note: If there are no contract earnings, there will not be an amount provided under this item.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

The Enhancement Rate is based on the age of the oldest Contractowner, joint owner (if applicable), or Annuitant on the date when the rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB rider is not available if the oldest Contractowner, joint owner (if applicable), or Annuitant is age 76 or older at the time the rider would become effective.

Contract earnings equal:
 o the Contract Value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
 o the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); minus
 o each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

     (i) is the Contract Value immediately prior to the withdrawal; and

     (ii) is the amount of Purchase Payments made into the contract prior to the withdrawal.

The covered earnings limit equals 200% of:
 o the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); plus
 o each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the Contractowner, joint owner (if applicable) or Annuitant; minus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

     (i) is the Contract Value immediately prior to the withdrawal; and

     (ii) is the amount of Purchase Payments made into the contract prior to the withdrawal.


The EEB rider may not be available in all states. Please check with your registered representative regarding availability of this rider. The EEB rider can only be elected at the time the contract is purchased. The EEB Rider is not available if you have elected i4LIFE (Reg. TM) Advantage.


The EEB rider may not be terminated unless you surrender the contract or the contract is in the Annuity Payout period.

Accumulated Benefit Enhancement (ABE). This is no longer available unless you had elected this Death Benefit option prior to January 15, 2003. An Accumulated Benefit Enhancement may also be available for non-qualified i4LIFE (Reg. TM) Advantage contracts. See i4LIFE (Reg. TM) Advantage. There is no additional charge for this benefit.

Whenever this ABE Death Benefit is in effect, the Death Benefit amount will be the greater of the Death Benefit chosen under the contract and this ABE Death Benefit. Any Death Benefit will be paid in the manner defined within the contract (see the discussions on Death Benefits Before the Annuity Commencement Date and General Death Benefit Information in the prospectus).

Upon the death of any Contractowner, joint owner or Annuitant, the ABE Death Benefit will be equal to the sum of all Purchase Payments made under the new contract, plus the Enhancement Amount minus all withdrawals, including any applicable charges and any premium tax incurred. However, if the death occurs in the first Contract Year, only 75% of the Enhancement Amount will be used to calculate the ABE Death Benefit.

The Enhancement Amount is equal to the excess of the prior contract's documented Death Benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's Death Benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value received by us is less than 95% of the documented cash value from the prior insurance company, the prior contract's Death Benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Death Benefit to be effective, documentation of the Death Benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include:
 o the prior company's periodic customer statement;
 o a statement on the prior company's letterhead;
 o or a printout from the prior company's website.

This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount. Under the new contract, upon the death of any Contractowner, joint owner or Annuitant who was not a Contractowner or Annuitant on the effective date of the new contract, the ABE Death Benefit will be equal to the Contract Value under the new contract as of the date the death claim is approved by us for payment (unless the change occurred because of the death of a Contractowner, joint owner or Annuitant). If any Contractowner, joint owner or Annuitant is changed due to a death and the new Contractowner, joint owner or Annuitant is age 76 or older when added to the contract, then the ABE Death Benefit for this new Contractowner, joint owner or Annuitant will be equal to the contract value as of the date the death claim is approved by us for payment.

The ABE Death Benefit will terminate on the earliest of:
 o the Valuation Date the selected Death Benefit option of the contract is changed; or
 o the Annuity Commencement Date.


It is important to realize that even with the ABE Enhancement Amount, your Death Benefit will in many cases be less than the Death Benefit from your prior company. This is always true in the first year, when only 75% of the Enhancement Amount is available.



General Death Benefit Information

Only one of these Death Benefit elections may be in effect at any one time (in addition to ABE), and these elections terminate if you elect i4LIFE (Reg. TM) Advantage.

If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole Contractowner. Upon the death of the spouse who continues the contract, we will pay a Death Benefit to the designated Beneficiary(s).


If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. The U.S. Supreme Court recently held that same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.

Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value. If the contract is continued in this way the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit.

If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the Annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current Contract Value (after crediting any Death Benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving Annuitant is 76 or older, the EEB Death Benefit will be reduced to the EGMDB and your total annual charge will be reduced to the EGMBD charge that was in effect at the time you purchased your contracts.

The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in good order. To be in Good Order, we require all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
 o If any Beneficiary dies before the Contractowner, that Beneficiary's interest will go to any other Beneficiaries named, according to their respective interests; and/or
 o If no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner's estate.

If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the Contractowner has already selected a settlement option, the Beneficiary may choose the method of payment of the Death Benefit. The Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner's date of death unless the Beneficiary begins receiving within one year of the Contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary's life expectancy.

Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the Death Benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.


Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be "escheated". This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.

To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by filing a written request with our Home Office.

SecureLine (Reg. TM). As of February 3, 2014, SecureLine (Reg. TM) is no longer offered. Prior to February 3, 2014, in the case of a death of one of the parties to the annuity contract, if the recipient of the Death Benefit had elected a lump sum settlement and the Death Benefit was over $10,000, the proceeds were placed into a SecureLine (Reg. TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service that helped the recipient manage the Death Benefit proceeds. With SecureLine (Reg. TM), an interest bearing account was established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.


Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine (Reg. TM) account is not necessarily that credited to the fixed account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.


Investment Requirements


If you purchase a Living Benefit Rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit), you will be subject to Investment Requirements. This requirement means you will be limited in your choice of Subaccount investments and in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit Rider.

If you elect a Living Benefit Rider, Investment Requirements apply whether you purchase the rider at contract issue or add it to an existing contract. The Living Benefit Rider you purchase and the date of purchase will determine which Investment Requirements Option will apply to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchase i4LIFE (Reg. TM) without Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future.

Certain of the underlying funds that are included in the Investment Requirements, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds' overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns. These risk management strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The success of the adviser's risk management strategy depends, in part, on the adviser's ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund's benefit. There is no guarantee that the strategy can achieve or maintain the fund's optimal risk targets. The fund's performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the adviser may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the fund may not perform as expected.

These funds are included under Investment Requirements (particularly in the Investment Requirements for the Managed Risk riders) in part, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider. Our financial interest in reducing loss and the volatility of overall Contract Values, in light of our obligations to provide benefits under the riders, may be deemed to present a potential conflict of interest with respect to the interests of Contractowners. In addition, any negative impact to the underlying funds as a result of the risk management strategies may limit contract values, which in turn may limit your ability to achieve step-ups of the benefit base under a Living Benefit Rider. For more information about the funds and the investment strategies they employ, please refer to the funds' current prospectuses. Fund prospectuses are available by contacting us.


Under each option, we have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your Contract Value and Purchase Payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.


The chart below is provided to help you determine which option of Investment Requirements, if any, applies to the Living Benefit Rider you purchase. If you do not elect a Living Benefit Rider, the Investment Requirements will not apply to your contract. Different Investment Requirements may apply if you drop one rider and elect another rider.




                                                                                          YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                         AND THE DATE OF ELECTION IS...  INVESTMENT REQUIREMENTS
4LATER (Reg. TM) Advantage (Managed Risk)               On or after July 16, 2012        Option 3 for Managed Risk
                                                                                         riders
 i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit    On or after May 21, 2012         Option 3 for Managed Risk
(Managed Risk)                                                                           riders
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed        On or after April 2, 2012        Option 3 for Managed Risk
Risk)                                                                                    riders


 IF YOU ELECT...                                                    AND THE DATE OF ELECTION IS...
Lincoln Lifetime IncomeSM Advantage 2.0                            On or after November 15, 2010
 Lincoln Lifetime IncomeSM Advantage                                February 19, 2008 through January 19, 2009
                                                                   On or after January 20, 2009
Lincoln SmartSecurity (Reg. TM) Advantage                          Prior to April 10, 2006
                                                                   April 10, 2006 through January 19, 2009
                                                                   On or after January 20, 2009
 4LATER (Reg. TM) Advantage                                         April 10, 2006 through January 19, 2009
                                                                   On or after January 20, 2009
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.1)    Prior to April 10, 2006
                                                                   On or after April 10, 2006
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.2)    April 10, 2006 through January 19, 2009
                                                                   On or after January 20, 2009
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.3)    October 6, 2008 through January 19, 2009
                                                                   On or after January 20, 2009
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.4)    On or after November 15, 2010



                                                                    YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                                   INVESTMENT REQUIREMENTS
Lincoln Lifetime IncomeSM Advantage 2.0                            Option 3
 Lincoln Lifetime IncomeSM Advantage                                Option 2
                                                                   Option 3
Lincoln SmartSecurity (Reg. TM) Advantage                          N/A
                                                                   Option 1
                                                                   Option 3
 4LATER (Reg. TM) Advantage                                         Option 1
                                                                   Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.1)    N/A
                                                                   Option 1
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.2)    Option 1
                                                                   Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.3)    Option 2
                                                                   Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.4)    Option 3

Investment Requirements - Option 1

No more than 35% of your Contract Value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following Subaccounts ("Limited Subaccounts") (Note: not all Subaccounts are available with all contracts):

 o AllianceBernstein VPS Global Thematic Growth Portfolio

 o AllianceBernstein VPS Small/Mid Cap Value Portfolio

 o American Funds Global Growth Fund
 o American Funds Global Small Capitalization Fund
 o American Funds International Fund
 o Delaware VIP (Reg. TM) Emerging Markets Series
 o Delaware VIP (Reg. TM) High Yield Series
 o Delaware VIP (Reg. TM) REIT Series
 o Delaware VIP (Reg. TM) Small Cap Value Series
 o Delaware VIP (Reg. TM) Smid Cap Growth Series

 o Fidelity (Reg. TM) VIP Mid-Cap Portfolio
 o Franklin Income VIP Fund
 o Franklin Mutual Shares VIP Fund
 o Invesco V.I. International Growth Fund

 o Janus Aspen Enterprise Portfolio
 o Janus Aspen Global Research Portfolio
 o LVIP Baron Growth Opportunities Fund
 o LVIP BlackRock Emerging Markets RPM Fund
 o LVIP Clarion Global Real Estate Fund
 o LVIP Columbia Small-Mid Cap Growth RPM Fund
 o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund
 o LVIP Delaware Special Opportunities Fund

 o LVIP Dimensional Non-U.S. Equity RPM Fund
 o LVIP JPMorgan High Yield Fund
 o LVIP JPMorgan Mid Cap Value RPM Fund

 o LVIP Manged Risk Profile 2040 Fund
 o LVIP MFS International Growth Fund

 o LVIP Mid-Cap Value Fund
 o LVIP Mondrian International Value Fund

 o LVIP Multi-Manager Global Equity RPM Fund
 o LVIP SSgA Developed International 150 Fund

 o LVIP SSgA Emerging Markets 100 Fund
 o LVIP SSgA International Index Fund
 o LVIP SSgA Small-Cap Index Fund
 o LVIP SSgA Small-Mid Cap 200 Fund
 o LVIP T. Rowe Price Structured Mid-Cap Growth Fund
 o LVIP Templeton Growth RPM Fund
 o LVIP Vanguard International Equity ETF Fund

 o MFS (Reg. TM) VIT Growth Series

 o MFS (Reg. TM) VIT Utilities Series
 o Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio

 o Putnam VT Global Health Care Fund
 o Templeton Growth VIP Fund

All other variable Subaccounts will be referred to as "Non-Limited Subaccounts" except DWS Alternative Asset Allocation VIP Portfolio, PIMCO VIT Commodity Real Return (Reg. TM) Strategy Portfolio and ClearBridge Variable Mid Cap Core Portfolio which are not available. The Lincoln SSgA Aggressive Index Model, the Lincoln SSgA Structured Aggressive Model and the Franklin Templeton Founding Investment Strategy are also unavailable for investment.


You can select the percentages of Contract Value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total Contract Value. On each quarterly anniversary of the effective date of any of these benefits, if the Contract Value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your Contract Value so that the Contract Value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total Contract Value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.

If rebalancing is required, the Contract Value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the Contract Value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no Contract Value in the Non-Limited Subaccounts at that time, all Contract Value removed from the Limited Subaccounts will be placed in the Delaware VIP (Reg. TM) Limited-Term Diversified Income Series Subaccount. We reserve the right to designate a different investment option other than the Delaware VIP (Reg. TM) Limited-Term Diversified Income Series as the default investment option should there be no Contract Value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement.


We may move Subaccounts on or off the Limited Subaccount list, exclude Subaccounts and asset allocation models from being available for investment, change the number of Limited Subaccount groups, change the percentages of Contract Value allowed in the Limited Subaccounts or change the frequency of the Contract Value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1.drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2.submit your own reallocation instructions for the Contract Value in excess of 35% in the Limited Subaccounts; or

3.take no action and be subject to the quarterly rebalancing as described above.


Investment Requirements - Option 2

You can select the percentages of Contract Value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts in a group must comply with the specified minimum or maximum percentages for that group.


In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not contain any Subaccounts that meet the Investment Requirements, then that portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP (Reg. TM) Limited-Term Diversified Income Series as the default investment option (or any other Subaccount that we may designate for that purpose). These investments will become your allocation instructions until you tell us otherwise.


We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements;

2. submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. if you take no action, such changes will apply only to additional Purchase Payments or to future transfers of contract value. You will not be required to change allocations to existing Subaccounts, but you will not be allowed to add money, by either an additional Purchase Payment or a contract transfer, in excess of the new percentage applicable to a Subaccount or Subaccount group. This does not apply to Subaccounts added to Investment Requirements on or after June 30, 2009.

4. for Subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.

At this time, the Subaccount groups are as follows:



 Group 1                                                   Group 2
Investments must be at least 25% of Contract              Investments cannot exceed 75% of Contract
Value or Account Value (if i4LIFE (Reg. TM) Advantage     Value or Account Value (if i4LIFE (Reg. TM) Advantage
with Guaranteed Income Benefit is in effect)              with Guaranteed Income Benefit is in effect)
--------------------------------------------------------- -------------------------------------------------------
 Delaware VIP (Reg. TM) Diversified Income Series          All other Subaccounts except those in Group 3
 Delaware VIP (Reg. TM) High Yield Series                 and as discussed below.
 Delaware VIP (Reg. TM) Limited-Term Diversified Income
  Series
 LVIP BlackRock Inflation Protected Bond Fund
 LVIP Delaware Bond Fund
 LVIP Delaware Diversified Floating Rate Fund
 LVIP Dimensional/Vanguard Total Bond Fund
 LVIP Global Income Fund
 LVIP PIMCO Low Duration Bond Fund
 LVIP SSgA Bond Index Fund
 Templeton Global Bond VIP Fund



 Group 1                                                   Group 3
Investments must be at least 25% of Contract              Investments cannot exceed 10% of Contract
Value or Account Value (if i4LIFE (Reg. TM) Advantage     Value or Account Value (if i4LIFE (Reg. TM) Advantage
with Guaranteed Income Benefit is in effect)              with Guaranteed Income Benefit is in effect)
--------------------------------------------------------- ------------------------------------------------------
 Delaware VIP (Reg. TM) Diversified Income Series          Delaware VIP (Reg. TM) REIT Series
 Delaware VIP (Reg. TM) High Yield Series                 DWS Alternative Asset Allocation VIP Portfolio
 Delaware VIP (Reg. TM) Limited-Term Diversified Income   LVIP BlackRock Emerging Markets RPM Fund
  Series                                                  LVIP SSgA Emerging Markets 100 Fund
 LVIP BlackRock Inflation Protected Bond Fund
 LVIP Delaware Bond Fund
 LVIP Delaware Diversified Floating Rate Fund
 LVIP Dimensional/Vanguard Total Bond Fund
 LVIP Global Income Fund
 LVIP PIMCO Low Duration Bond Fund
 LVIP SSgA Bond Index Fund
 Templeton Global Bond VIP Fund



The PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio and the ClearBridge Variable Mid Cap Core Portfolio are not available. The fixed account is only available for dollar cost averaging.

To satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the Subaccounts on the following list, as applicable to your contract. If you allocate less than 100% of Contract Value to or among these Subaccounts, then these Subaccounts will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. In addition, you can allocate 100% of your Contract Value to the Franklin Templeton Founding Investment Strategy (Franklin Income VIP Fund 34%, LVIP Templeton Growth RPM Fund 33% and Franklin Mutual Shares VIP Fund 33%).

o BlackRock Global Allocation V.I. Fund

o Delaware VIP (Reg. TM) Diversified Income Series
o Delaware VIP (Reg. TM) High Yield Series
o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series

o Franklin Income VIP Fund
o LVIP BlackRock Global Allocation V.I. RPM Fund

o LVIP BlackRock Inflation Protected Bond Fund
o LVIP Delaware Bond Fund
o LVIP Delaware Diversified Floating Rate Fund
o LVIP Dimensional/Vanguard Total Bond Fund
o LVIP Global Income Fund

o LVIP Managed Risk Profile 2010 Fund
o LVIP Managed Risk Profile 2020 Fund
o LVIP Managed Risk Profile 2030 Fund
o LVIP Managed Risk Profile 2040 Fund

o LVIP Managed Risk Profile Conservative Fund
o LVIP Managed Risk Profile Growth Fund
o LVIP Managed Risk Profile Moderate Fund
o LVIP PIMCO Low Duration Bond Fund

o LVIP SSgA Bond Index Fund
o LVIP SSgA Global Tactical Allocation RPM Fund
o LVIP SSgA Conservative Index Allocation Fund
o LVIP SSgA Conservative Structured Allocation Fund
o LVIP SSgA Moderate Index Allocation Fund
o LVIP SSgA Moderate Structured Allocation Fund
o LVIP SSgA Moderately Aggressive Index Allocation Fund

o LVIP SSgA Moderately Aggressive Structured Allocation Fund
o Templeton Global Bond VIP Fund

To satisfy these Investment Requirements, Contract Value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the Contract Value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Structured Moderately Aggressive Equity Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Moderately Aggressive Index Model and Lincoln SSgA Moderately Aggressive Equity Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Managed Risk Profile Moderate Fund, the LVIP Managed Risk Profile Conservative Fund, the LVIP SSgA Conservative Structured Allocation Fund, the LVIP SSgA Conservative Index Allocation Fund (each a fund of funds) or the Franklin Income VIP Fund or to one of the following models: Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Structured Conservative Model, and Lincoln SSgA Structured Moderate Model.

After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.


Investment Requirements - Option 3


If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER (Reg.
TM) Advantage (Managed Risk) you must allocate your Contract Value in accordance with the Investment Requirements for Managed Risk Riders section below.

If you elect any other Living Benefit Rider, you must allocate your Contract Value in accordance with the Investment Requirements for other Living Benefit Riders section below. For all Living Benefit Riders, you can select the percentages of Contract Value (or Account Value if i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.


You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.


In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not contain any Subaccounts that meet the Investment Requirements then that portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP (Reg.
TM) Limited-Term Diversified Income Series as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.


We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements; or

2. submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.

Option 3 - Investment Requirements for Managed Risk Riders (formerly Protected Funds Riders). If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk), i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk), or 4LATER (Reg. TM) Advantage (Managed Risk), you must currently allocate your Contract Value among one or more of the following Subaccounts only.




 Group 1                                                   Group 2
Investments must be at least 30% of Contract              Investments cannot exceed 70% of Contract
Value or Account Value (if i4LIFE (Reg. TM) Advantage     Value or Account Value (if i4LIFE (Reg. TM) Advantage
Guaranteed Income Benefit (Managed Risk) is               Guaranteed Income Benefit (Managed Risk) is
in effect)                                                in effect)
--------------------------------------------------------- -------------------------------------------------------
 Delaware VIP (Reg. TM) Diversified Income Series          LVIP American Century VP Mid Cap Value RPM
 Delaware VIP (Reg. TM) Limited-Term Diversified Income   Fund
  Series                                                  LVIP BlackRock Equity Dividend RPM Fund
 LVIP BlackRock Inflation Protected Bond Fund             LVIP BlackRock Global Allocation V.I. RPM Fund
 LVIP Delaware Bond Fund                                  LVIP ClearBridge Variable Appreciation RPM
 LVIP Delaware Diversified Floating Rate Fund             Fund
 LVIP Dimensional/Vanguard Total Bond Fund                LVIP Columbia Small-Mid Cap Growth RPM Fund
 LVIP Global Income Fund                                  LVIP Dimensional Non-U.S. Equity RPM Fund
 LVIP PIMCO Low Duration Bond Fund                        LVIP Dimensional U.S. Equity RPM Fund
 LVIP SSgA Bond Index Fund                                LVIP Franklin Mutual Shares VIP RPM Fund
                                                          LVIP Invesco Diversified Equity-Income RPM
                                                          Fund
                                                          LVIP Invesco V.I. Comstock RPM Fund
                                                          LVIP JPMorgan Mid Cap Value RPM Fund
                                                          LVIP MFS International Growth RPM Fund
                                                          LVIP Managed Risk Profile Conservative Fund
                                                          LVIP Managed Risk Profile Growth Fund
                                                          LVIP Managed Risk Profile Moderate Fund
                                                          LVIP Multi-Manager Global Equity RPM Fund
                                                          LVIP SSgA Global Tactical Allocation RPM Fund
                                                          LVIP SSgA International RPM Fund
                                                          LVIP SSgA Large Cap RPM Fund
                                                          LVIP SSgA Small-Cap RPM Fund
                                                          LVIP Templeton Growth RPM Fund
                                                          LVIP UBS Large Cap Growth RPM Fund
                                                          LVIP VIP Contrafund (Reg. TM) RPM Portfolio
                                                          LVIP VIP Mid Cap RPM Portfolio



 Group 1                                                   Group 3
Investments must be at least 30% of Contract              Investments cannot exceed 10% of Contract
Value or Account Value (if i4LIFE (Reg. TM) Advantage     Value or Account Value (if i4LIFE (Reg. TM) Advantage
Guaranteed Income Benefit (Managed Risk) is               Guaranteed Income Benefit (Managed Risk is in
in effect)                                                effect)
--------------------------------------------------------- ------------------------------------------------------
 Delaware VIP (Reg. TM) Diversified Income Series          LVIP BlackRock Emerging Markets RPM Fund
 Delaware VIP (Reg. TM) Limited-Term Diversified Income
  Series
 LVIP BlackRock Inflation Protected Bond Fund
 LVIP Delaware Bond Fund
 LVIP Delaware Diversified Floating Rate Fund
 LVIP Dimensional/Vanguard Total Bond Fund
 LVIP Global Income Fund
 LVIP PIMCO Low Duration Bond Fund
 LVIP SSgA Bond Index Fund



The fixed account is only available for dollar cost averaging.


As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE (Reg. TM) Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.

o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series
o Delaware VIP (Reg. TM) Diversified Income Series
o LVIP BlackRock Global Allocation V.I. RPM Fund
o LVIP BlackRock Inflation Protected Bond Fund
o LVIP Delaware Bond Fund
o LVIP Delaware Diversified Floating Rate Fund
o LVIP Dimensional/Vanguard Total Bond Fund

o LVIP Global Income Fund
o LVIP Managed Risk Profile Conservative Fund
o LVIP Managed Risk Profile Growth Fund
o LVIP Managed Risk Profile Moderate Fund
o LVIP PIMCO Low Duration Bond Fund
o LVIP SSgA Bond Index Fund

o LVIP SSgA Global Tactical Allocation RPM Fund

Option 3 - Investment Requirements for other Living Benefit Riders. If you elected a Living Benefit Rider other than Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk), i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk), or 4LATER (Reg. TM) Advantage (Managed Risk), you must currently allocate your Contract Value among one or more of the following Subaccounts only:




 Group 1                                                   Group 2
Investments must be at least 30% of Contract              Investments cannot exceed 70% of Contract
Value or Account Value (if i4LIFE (Reg. TM) Advantage     Value or Account Value (if i4LIFE (Reg. TM) Advantage
with Guaranteed Income Benefit is in effect)              with Guaranteed Income Benefit is in effect)
--------------------------------------------------------- -------------------------------------------------------
 Delaware VIP (Reg. TM) Diversified Income Series          All other Subaccounts except those in Group 3
 Delaware VIP (Reg. TM) Limited-Term Diversified Income   and as described below.
  Series
 LVIP BlackRock Inflation Protected Bond Fund
 LVIP Delaware Bond Fund
 LVIP Delaware Diversified Floating Rate Fund
 LVIP Dimensional/Vanguard Total Bond Fund
 LVIP Global Income Fund
 LVIP PIMCO Low Duration Bond Fund
 LVIP SSgA Bond Index Fund
 Templeton Global Bond VIP Fund*



 Group 1                                                   Group 3
Investments must be at least 30% of Contract              Investments cannot exceed 10% of Contract
Value or Account Value (if i4LIFE (Reg. TM) Advantage     Value or Account Value (if i4LIFE (Reg. TM) Advantage
with Guaranteed Income Benefit is in effect)              with Guaranteed Income Benefit is in effect)
--------------------------------------------------------- ------------------------------------------------------
 Delaware VIP (Reg. TM) Diversified Income Series          AllianceBernstein VPS Global Thematic Growth
 Delaware VIP (Reg. TM) Limited-Term Diversified Income   Portfolio
  Series                                                  Delaware VIP (Reg. TM) Emerging Markets Series
 LVIP BlackRock Inflation Protected Bond Fund             Delaware VIP (Reg. TM) REIT Series
 LVIP Delaware Bond Fund                                  DWS Alternative Asset Allocation VIP Portfolio
 LVIP Delaware Diversified Floating Rate Fund             LVIP BlackRock Emerging Markets RPM Fund
 LVIP Dimensional/Vanguard Total Bond Fund                LVIP Clarion Global Real Estate Fund
 LVIP Global Income Fund                                  LVIP SSgA Emerging Markets 100 Fund
 LVIP PIMCO Low Duration Bond Fund                        MFS (Reg. TM) VIT Utilities Series
 LVIP SSgA Bond Index Fund
 Templeton Global Bond VIP Fund*



*The Templeton Global Bond VIP Fund is not available with riders purchased on or after June 30, 2009.


The PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio, Franklin Templeton Founding Investment Strategy, and ClearBridge Variable Mid Cap Core Portfolio are not available. The fixed account is only available for dollar cost averaging.

As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE (Reg. TM) Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.

o BlackRock Global Allocation V.I. Fund
o Delaware VIP (Reg. TM) Diversified Income Series
o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series
o LVIP BlackRock Global Allocation V.I. RPM Fund
o LVIP BlackRock Inflation Protected Bond Fund
o LVIP Delaware Bond Fund
o LVIP Delaware Diversified Floating Rate Fund
o LVIP Dimensional/Vanguard Total Bond Fund
o LVIP Global Income Fund
o LVIP Managed Risk Profile 2010 Fund
o LVIP Managed Risk Profile 2020 Fund
o LVIP Managed Risk Profile Conservative Fund
o LVIP Managed Risk Profile Growth Fund

o LVIP Managed Risk Profile Moderate Fund
o LVIP PIMCO Low Duration Bond Fund
o LVIP SSgA Bond Index Fund

o LVIP SSgA Global Tactical Allocation RPM Fund
o LVIP SSgA Conservative Index Allocation Fund
o LVIP SSgA Conservative Structured Allocation Fund
o LVIP SSgA Moderate Index Allocation Fund
o LVIP SSgA Moderate Structured Allocation Fund
o LVIP SSgA Moderately Aggressive Index Allocation Fund
o LVIP SSgA Moderately Aggressive Structured Allocation Fund

o Templeton Global Bond VIP Fund*

*The Templeton Global Bond VIP Fund is not available with riders purchased on or after June 30, 2009.

To satisfy these Investment Requirements, Contract Value may be allocated in accordance with certain asset allocation models (depending on when you purchased your contract) made available to you by your broker dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Managed Risk Profile Conservative Fund, the LVIP SSgA Conservative Structured Allocation Fund or the LVIP SSgA Conservative Index Allocation Fund (each a fund of funds), or, if your contract was purchased prior to November 15, 2010, to one of the following models: Lincoln SSgA Conservative Index Model and the Lincoln SSgA Structured Conservative Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.

Living Benefit Riders


The optional Living Benefit Riders offered under this variable annuity contract are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, and Lincoln SmartSecurity (Reg. TM) Advantage) or a minimum Annuity Payout (i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage (Managed Risk) and 4LATER (Reg. TM) Advantage). Living Benefit Riders which are no longer available for purchase include:
Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER (Reg. TM) Advantage. Certain versions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit may also be unavailable unless guaranteed under a prior rider you purchased. You may not elect more than one Living Benefit Rider at any one time. Upon election of a Living Benefit Rider, you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit).

Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Terms and conditions may change after the contract is purchased.

The benefits and features of the optional Living Benefit Riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.

The Living Benefit Riders provide different methods to take income from your Contract Value or receive lifetime payments and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. Before you elect a rider, or terminate your existing rider to elect a new rider, you should carefully review the terms and conditions of each rider. If you elect a rider at contract issue, then the rider will be effective on the contract's effective date.


Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a Living Benefit Rider available for purchase in your contract that provides:

 o Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base (a value equal to either your initial Purchase Payment or Contract Value, if elected after the contract's effective date);
 o A 5% Enhancement to the Income Base (less Purchase Payments received in that year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in that year and the rider is within the Enhancement Period;
 o Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base after the 5% Enhancement;

 o Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).

Prior to May 12, 2014, this rider was called Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. A prior version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, provided lower Guaranteed Annual Income percentages with less restrictive Investment Requirements. All terms that apply to Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) apply to Lincoln Lifetime IncomeSM Advantage 2.0 except as noted. Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase.

Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement.

In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), the Purchase Payment or Contract Value (if purchased after the contract is issued) must be at least $25,000. This rider provides guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner (joint life option) regardless of the investment performance of the contract, provided certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial Purchase Payment (or Contract Value if elected after contract issue), increased by subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described later in this prospectus).


This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life option, you may receive Guaranteed Annual Income payments for your lifetime. If you purchase the joint life option, Guaranteed Annual Income amounts for the lifetimes of you and your spouse will be available.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement. The cost of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may be higher than other Living Benefit Riders that you may purchase in your contract. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders.

Availability. If you are interested in this rider, you must elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is only available for election at the time the contract is purchased.

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be at least age 50 and age 85 or younger at the time this rider is elected. You cannot elect the rider and any other Living Benefit Rider offered in your contract at the same time. You may not elect the rider if you have also elected i4LIFE (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage (Managed Risk), which are Annuity Payout options. There is no guarantee that Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) available to new purchasers.

If you purchased Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, you are not eligible to purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) as there would be no additional benefit to you.

If you own a Living Benefit Rider (other than Lincoln Lifetime IncomeSM Advantage 2.0) and you wish to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you must first terminate your existing Living Benefit Rider. You must wait at least 12 months after this termination, and also comply with your existing Living Benefit Rider's termination rules, before you will be able to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). For further information on termination rules, see the "Termination" section associated with your Living Benefit Rider. In all cases, by terminating your existing Living Benefit Rider, you will no longer be entitled to any of the benefits that have accrued under that rider.

If you purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you will be limited in your ability to invest within the Subaccounts offered within your contract. You will be required to adhere to Investment Requirements - Option 3 for Managed Risk Riders. If you purchased Lincoln Lifetime IncomeSM Advantage 2.0 you are required to adhere to Investment Requirements - Option 3 for other Living Benefit Riders.

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued the rider will be effective on the next Valuation Date following approval by us.


Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.


Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Income Base will equal the Contract Value on the effective date of the rider. The maximum Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.


Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional

Purchase Payments equal or exceed $100,000, the rider charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.


Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.


Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the percentage charge may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional Purchase Payments occur. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.


5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in that year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86, if there were no withdrawals in that year and the rider is within the Enhancement Period. The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.


If you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the rider charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) must still be living and be under age 86.


Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value including a Guaranteed Annual Income payment. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.


The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):

Initial Purchase Payment = $100,000; Income Base = $100,000

Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000

Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase
Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

The 5% Enhancement will be in effect for 10 years (the Enhancement Period) from the effective date of the rider. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amount section below.


If during the first 10 Benefit Years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the 10th Benefit Year anniversary the annual rider percentage charge may increase to the current charge each year if the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.

If your percentage charge for this rider is increased due to a 5% Enhancement that occurs after the 10th Benefit Year anniversary, you may opt-out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement. You may not opt-out of the 5% Enhancement if the current charge for the rider increases due to additional Purchase Payment made during that Benefit Year that exceeds the $100,000 Purchase Payment restriction after the first Benefit Year. See Income Base section for more details.

Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:

   a.the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are still living and under age 86; and

   b.the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).


Each time the Income Base is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.


Each time the Automatic Annual Step-up occurs a new Enhancement Period starts. The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.


If your percentage charge for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. As stated above, if you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the rider charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. See the earlier Income Base section. You may not opt-out of the Automatic Annual Step-up if an additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.


Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments):



                                                                                        Potential
                                            Contract   Income Base with                 for Charge
                                              Value     5% Enhancement    Income Base   to Change
                                           ---------- ------------------ ------------- -----------
      Initial Purchase Payment $50,000 .    $50,000          N/A            $50,000        N/A
      1st Benefit Year anniversary........  $54,000         $52,500         $54,000        Yes
      2nd Benefit Year anniversary........  $53,900         $56,700         $56,700        No
      3rd Benefit Year anniversary........  $56,000         $59,535         $59,535        No
      4th Benefit Year anniversary........  $64,000         $62,512         $64,000        Yes


On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.

Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year for your (contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as your Guaranteed Annual Income amount is greater than zero. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turns age 55.



The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse's age (joint life option) at the time of the withdrawal. For example, if you purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) on or after May 20, 2013, at age 60 (single life option), your Guaranteed Annual Income percentage is 4% (see the table below). If you waited until you were age 70 (single life option) to make your first withdrawal your Guaranteed Annual Income percentage would be 5%. During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any Purchase Payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.


Guaranteed Annual Income Percentages by Ages for rider elections on or after
                                 May 20, 2013:



             Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)



                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.50%                 55 - under 591/2                 3.50%
     591/2 - 64                   4.00%                    591/2 - 64                    4.00%
         65+                      5.00%                     65 - 74                      4.50%
                                                              75+                        5.00%

                    Lincoln Lifetime IncomeSM Advantage 2.0


                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.00%                 55 - under 591/2                 3.00%
     591/2 - 64                   3.50%                    591/2 - 64                    3.50%
       65 - 69                    4.50%                     65 - 69                      4.00%
         70+                      5.00%                       70+                        4.50%


Note that Guaranteed Annual Income percentages for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.


If your Contract Value is reduced to zero because of market performance or rider charges, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse's life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.


Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the Contract Value. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount.


The following example shows the calculation of the Guaranteed Annual Income amount for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the Contract Value. The Contractowner is age 60 (4% Guaranteed Annual Income percentage for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)) elected on or after May 20, 2013, on the rider's effective date, and makes an initial Purchase Payment of $200,000 into the contract:

    Contract Value on the rider's effective date....................    $200,000
    Income Base on the rider's effective date.......................    $200,000
    Initial Guaranteed Annual Income amount on the rider's effective
    date ($200,000 x 4%) .                                              $  8,000
    Contract Value six months after rider's effective date..........    $210,000
    Income Base six months after rider's effective date.............    $200,000
    Withdrawal six months after rider's effective date when
    Contractowner is still age 60...................................    $  8,000
    Contract Value after withdrawal ($210,000 - $8,000) .               $202,000
    Income Base after withdrawal ($200,000 - $0) .                      $200,000
    Contract Value on first Benefit Year anniversary................    $205,000
    Income Base on first Benefit Year anniversary...................    $205,000
    Guaranteed Annual Income amount on first Benefit Year
    anniversary ($205,000 x 4%) .                                       $  8,200


Since there was a withdrawal during the first year, the 5% Enhancement is not available, but the Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $205,000. On the first anniversary of the rider's effective date, the Guaranteed Annual Income amount is $8,200 (4% x $205,000).

Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner is age 60 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional Purchase Payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.

After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described below).

5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.

Nursing Home Enhancement. (The Nursing Home Enhancement is not available in certain states. Please check with your registered representative.) The Guaranteed Annual Income amount will be increased to 10%, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 70 or older or the youngest of the Contractowner and spouse is age 70 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. For Lincoln Lifetime IncomeSM Advantage 2.0 elections prior to May 20, 2013, the Nursing Home Enhancement is available when the Contractowner/
Annuitant is age 65 or older or the youngest of the Contractowner and spouse is age 65 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider, the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. For the joint life option if both spouses qualify, the Nursing Home Enhancement is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Guaranteed Annual Income rate is only available for one measuring life before an election is made.

If a withdrawal has been taken since the rider's effective date, the Nursing Home Enhancement will be available on the next Benefit Year anniversary after the Contractowner/Annuitant is age 70 or the youngest of the Contractowner and spouse is age 70 (joint life option) (age 65 for Lincoln Lifetime IncomeSM Advantage 2.0 elections prior to May 20, 2013). You may request the Nursing Home Enhancement by filling out a request form provided by us. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Guaranteed Annual Income amount will be reduced to the amount you would otherwise be eligible to receive starting after the next Benefit Year anniversary. Any withdrawals made prior to the entrance into a nursing home and during the Benefit Year that the Nursing Home Enhancement commences, will reduce the amount available that year for the Nursing Home Enhancement. Purchase Payments may not be made into the contract after a request for the Nursing Home Enhancement is approved by us and any Purchase Payments made either in the 12 months prior to entering the nursing home or while you are residing in a nursing home will not be included in the calculation of the Nursing Home Enhancement.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. The admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States. The remaining references to the Guaranteed Annual Income amount also include the Nursing Home Enhancement amount.


Contractowners in South Dakota who elect any version of Lincoln Lifetime IncomeSM Advantage 2.0 on or after January 1, 2013, have the option to increase the Guaranteed Annual Income amount upon the diagnosis of a terminal illness, subject to certain conditions. The Guaranteed Annual Income amount will be increased to 10% during a Benefit Year when the Contractowner/Annuitant is age 70 or older or the younger of the Contractowner and spouse is age 70 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. For Lincoln Lifetime IncomeSM Advantage 2.0 elections from January 1, 2013 to May 20, 2013, the terminal illness provision is available when the Contractowner/Annuitant is age 65 or older or the youngest of the Contractowner and spouse is age 65 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. This provision applies if the diagnosis of terminal illness occurs 60 months or more after the effective date of the rider and the diagnosis was not made in the year prior to the effective date of the rider. For the joint life option if both spouses qualify, this provision for terminal illness is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Guaranteed Annual Income rate is only available for one measuring life before an election is made.

Once either the Nursing Home Enhancement or the terminal illness enhancement is elected for one spouse, neither enhancement will be available for the other spouse. If a withdrawal has been taken since the rider's effective date, the terminal illness enhancement will be available on the next Benefit Year anniversary after the Contractowner/Annuitant is age 70 or the younger of the Contractowner and spouse is age 70 (joint life option) (age 65 when electing any version of Lincoln Lifetime IncomeSM Advantage 2.0 from January 1, 2013 to May 20, 2013). You may request the terminal illness enhancement by filling out a request form provided by us. Any withdrawals made prior to the diagnosis of a terminal illness and during the Benefit Year that the terminal illness enhancement commences will reduce the amount available that year for the terminal illness enhancement. Purchase Payments may not be made into the contract after a request for the terminal illness enhancement is approved by us and any Purchase Payments made either in the 12 months prior to the terminal illness diagnosis or during the duration of the terminal illness will not be included in the calculation of the terminal illness enhancement. Any requirements to qualify for the terminal illness enhancement are set forth in the Terminal Illness Claim Form. The remaining references to the Guaranteed Annual Income amount also include the terminal illness enhancement amount for Contractowners in South Dakota only.


Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person).

When an Excess Withdrawal occurs:

   1.The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and

   2.The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the pro rata reduction for the Excess Withdrawal).

We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided on the front page of this prospectus if you have questions about Excess Withdrawals.


The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the Contract Value under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). The Contractowner who is age 60 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.


Prior to Excess Withdrawal:
Contract Value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000) After a $12,000 Withdrawal ($3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced:

Contract Value = $56,600 ($60,000 - $3,400)
Income Base = $85,000

The Contract Value is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion that the Excess Withdrawal reduced the $56,600 Contract Value ($8,600 - $56,600)

Contract Value = $48,000 ($56,600 - $8,600)
Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 -
$12,915.19 = $72,084.81)
Guaranteed Annual Income amount = $2,883.39 (4% of $72,084.81 Income Base)

On the following Benefit Year anniversary:

Contract Value = $43,000
Income Base = $72,084.81
Guaranteed Annual Income amount = $2,883.39 (4% x $72,084.81)

In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. Excess Withdrawals will be subject to surrender charges unless one of the waivers of surrender charge provisions set forth in this prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $3,400 Guaranteed Annual Income amount is not subject to surrender charges; the $8,600 Excess Withdrawal may be subject to surrender charges according to the surrender charge schedule in this prospectus. See Charges and Other Deductions - Surrender Charge.

Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1.Lincoln's automatic withdrawal service is used to calculate and pay the RMD;

     2.The RMD calculation must be based only on the value in this contract;
   and

     3.No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.

Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life.


The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE (Reg. TM) Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.


The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.

Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.

Upon the first death under the joint life option, withdrawals up to the Guaranteed Annual Income amount continue to be available for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).

As an alternative, after the first death, the surviving spouse, if under age 86, may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.

Termination. After the fifth anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will automatically terminate:

 o on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable);
 o upon the death under the single life option or the death of the surviving spouse under the joint life option;
 o when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
 o upon surrender of the contract; or
 o upon termination of the underlying annuity contract.


The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can re-elect any Living Benefit Rider or any other living benefits we may offer in the future.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). i4LIFE (Reg. TM) Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE (Reg. TM) Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) in effect on your contract at the same time.

Prior to the Annuity Commencement Date, Contractowners with any active version of Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop their rider and elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit. This election is possible even if i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is no longer available for purchase. (Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk).) Contractowners are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). If the decision to drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is made, the Contractowner can use the greater of the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up (or inception date) or the Account Value immediately prior to electing i4LIFE (Reg. TM) Advantage to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk). This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with the applicable version of Guaranteed Income Benefit until age 99 for nonqualified contracts and age 85 for qualified contracts.

If you choose to drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and have the single life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) single life option. If you drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and have the joint life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) joint life option. The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg. TM) Advantage. These requirements are specifically listed in the Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.

For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.

When deciding whether to drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) you should consider that depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). You should consider electing i4LIFE (Reg. TM) Advantage when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE (Reg. TM) Advantage rider are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.

You should consider that not all i4LIFE (Reg. TM) Advantage Death Benefit options will be available to you. Refer to the Expense Table: i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) for available Death Benefit options.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk). Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all Purchase Payment amounts on a dollar for dollar basis for purposes of calculating the Death Benefit under the Guarantee of Principal Death Benefit. The same also applies to the EGMDB or the EEB rider if the Death Benefit is based on the sum of all Purchase Payments, decreased by withdrawals. See The Contracts - Death Benefits. Any Excess Withdrawals will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract while this rider is in effect.

The following example demonstrates how a withdrawal will reduce the Death Benefit if both the EGMDB and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:


Contract Value before withdrawal $80,000

Guaranteed Annual Income amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a) Contract Value $80,000

     b) Sum of Purchase Payments $100,000

     c) Highest anniversary Contract Value $150,000

Withdrawal of $9,000 will impact the Death Benefit calculation as follows:

     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount)

   ($95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067]
   Proportional reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875].
   The entire $9,000 withdrawal reduced the Death Benefit option proportionally. Total reduction = $16,875.

Item c) provides the largest Death Benefit of $133,125.


Lincoln Lifetime IncomeSM Advantage


The Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage Plus riders are no longer available for purchase.


The Lincoln Lifetime IncomeSM Advantage rider provides minimum, guaranteed, periodic withdrawals for your life as Contractowner/

Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner or primary Beneficiary (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) increased by subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount (if applicable to your contract) and decreased by withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason.


This rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the single life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchase the joint life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse will be available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 591/2 (for the single life option) or age 65 (for the joint life option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% Step-up (if applicable to your contract) and Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.


An additional option, available for purchase with your Lincoln Lifetime IncomeSM Advantage provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your Contract Value of an amount equal to the excess of your initial Guaranteed Amount (and Purchase Payments made within 90 days of rider election) over your Contract Value. This option is called Lincoln Lifetime IncomeSM Advantage Plus and is discussed in detail below. You may consider purchasing this option if you want to guarantee at least a return of your initial Purchase Payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must be purchased with Lincoln Lifetime IncomeSM Advantage.

By purchasing the Lincoln Lifetime IncomeSM Advantage rider, you will be limited in how you can invest in the Subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements - Option 3 if you purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts - Investment Requirements - Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus (see i4LIFE (Reg. TM) Advantage option). Not all riders will be available at all times.


We have designed the rider to protect you from outliving your Contract Value. If the rider terminates or you (and your spouse, if applicable) die before your Contract Value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your Contract Value will be reduced to zero before your (or your spouse's) death.


If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next Valuation Date following approval by us. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit Rider.


Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Guaranteed Amount will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Guaranteed Amount will equal the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if joint life option) are the covered life.



Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000 the charge for Lincoln Lifetime IncomeSM Advantage will change to the then current charge in effect on the next Benefit Year anniversary. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional Purchase Payments on the Lincoln Lifetime IncomeSM Advantage charge:


    Initial Purchase Payment...................    $100,000
    Additional Purchase Payment in Year 2......    $ 95,000   No change to charge
    Additional Purchase Payment in Year 3......    $ 50,000   Charge will be the then current charge
    Additional Purchase Payment in Year 4......    $ 25,000   Charge will be the then current charge

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up (if applicable to your contract) are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative Purchase Payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.


5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus Purchase Payments received in that year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under 86 and the rider is within the 10 year period described below. Additional Purchase Payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that Purchase Payment. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.


Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount :

Initial Purchase Payment = $100,000; Guaranteed Amount = $100,000

Additional Purchase Payment on day 30 = $15,000; Guaranteed Amount = $115,000

Additional Purchase Payment on day 95 = $10,000; Guaranteed Amount = $125,000

On the first Benefit Year anniversary, the Guaranteed Amount is $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the Contractowner/Annuitant or upon the death of the survivor of the Contractowner or spouse (if joint life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Automatic Annual Step-up.

Any withdrawal from the Contract Value limits the 5% Enhancement as follows:

   a.The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit

   Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period as long as the Contractowner/Annuitant (single life option) is 591/2 or older or the Contractowner and spouse (joint life option) are age 65 or older.

   b.If the Contractowner/Annuitant (single life option) is under age 591/2 or the Contractowner or spouse (joint life option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-Up to the Contract Value (as described below) occurs.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.

If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Guaranteed Amount. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary if:

   a.the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are both still living and under age 86; and

   b.the Contract Value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional Purchase Payments would cause your charge to increase. See the earlier Guaranteed Amount section.


Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments and issue age above 591/2 (single life) or 65 (joint life)):



                                                                    Potential for   Length of 5%
                                            Contract   Guaranteed     Charge to     Enhancement
                                              Value      Amount         Change         Period
                                           ---------- ------------ --------------- -------------
      Initial Purchase Payment $50,000 .    $50,000      $50,000         No              10
      1st Benefit Year anniversary........  $54,000      $54,000        Yes              10
      2nd Benefit Year anniversary........  $53,900      $56,700         No               9
      3rd Benefit Year anniversary........  $57,000      $59,535         No               8
      4th Benefit Year anniversary........  $64,000      $64,000        Yes              10

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535) and a new 10-year Enhancement period began.

An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Step-up to 200% of the initial Guaranteed Amount. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% Step-up will not be available. For Contractowners who purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009 but before October 5, 2009, on the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) This Step-up will not occur if:

     1)any withdrawal was made prior to age 591/2 (single life) or age 65 (joint life);

     2)an Excess Withdrawal (defined below) has occurred; or

   3)cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

   For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,000 Maximum Annual Withdrawal was made at age 67, the Step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).

If you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% Step-up of the Guaranteed Amount until the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.

This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:

Initial Purchase Payment at age 55 = $200,000; Guaranteed Amount = $200,000; Maximum Annual Withdrawal amount = $10,000.

After 10 years, at age 65, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the Contract Value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals times 200%), the Guaranteed Amount is increased to $360,000.

The 200% Step-up (if applicable to your contract) cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as you are at least age 591/2 (single life option) or you and your spouse are both at least age 65 (joint life option) and your Maximum Annual Withdrawal amount is greater than zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable under joint life option) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value.

The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 591/2 or older or the Contractowner and spouse (joint life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider (36 months or more for Contractowners who purchased this rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.

The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.

The Maximum Annual Withdrawal amount is increased by 5% of any additional Purchase Payments . For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made , the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up (if applicable to your contract) will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a.the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b.5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if joint life option) can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals after age 591/2 (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 591/2 (single life) or age 65 (joint life) are within the Maximum Annual Withdrawal amount, then:

     1.the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2.the Maximum Annual Withdrawal amount will remain the same.

The impact of withdrawals prior to age 591/2 or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional Purchase Payments and the Contractowner (single life) is older than 591/2 and the Contractowner and spouse (joint life) are both older than 65):


                                             Contract   Guaranteed    Maximum Annual
                                               Value      Amount     Withdrawal Amount
                                            ---------- ------------ ------------------
      Initial Purchase Payment $50,000 .     $50,000      $50,000         $2,500
      1st Benefit Year anniversary.........  $54,000      $54,000         $2,700
      2nd Benefit Year anniversary.........  $51,000      $51,300         $2,700
      3rd Benefit Year anniversary.........  $57,000      $57,000         $2,850
      4th Benefit Year anniversary.........  $64,000      $64,000         $3,200

The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1.Lincoln's automatic withdrawal service is used to calculate and pay the RMD;

     2.The RMD calculation must be based only on the value in this contract;
   and

     3.No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

   1.The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.

   2.The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3.The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):

The Contract Value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:

Contract Value = $55,000
Guaranteed Amount = $80,000

The Contract Value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.73%, the same proportion that the Excess Withdrawal reduced the $55,000 Contract Value ($7,000 / $55,000)

Contract Value = $48,000

Guaranteed Amount = $69,818 ($80,000 X 12.73% = $10,182; $80,000 - $10,182 =
$69,818)
Maximum Annual Withdrawal amount = $3,491.00 (5% of $69,818)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Excess Withdrawals will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,000 Maximum Annual Withdrawal amount is not subject to surrender charges; the $7,000 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charge.

Withdrawals before age 591/2/65. If any withdrawal is made prior to the time the Contractowner is age 591/2 (single life) or the Contractowner and spouse (joint life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:

   1.The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the Contract Value (this means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction);


     2.The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;

   3.The 5% Enhancement to the Guaranteed Amount is not available until after an Automatic Annual Step-up to the Contract Value occurs. This Automatic Annual Step-up will not occur until the Contract Value exceeds the Guaranteed Amount on a Benefit Year anniversary (see the 5% Enhancement section above); and

     4.The 200% Step-up will never occur.

The following is an example of the impact of a withdrawal prior to age 591/2 for single or age 65 for joint:
 o $100,000 Purchase Payment
 o $100,000 Guaranteed Amount
 o A 10% market decline results in a Contract Value of $90,000
 o $5,000 Maximum Annual Withdrawal amount

If a $5,000 withdrawal is made before age 591/2, the Guaranteed Amount will be $94,444 ($100,000 reduced by 5.56% ($5,000/
$90,000) and the new Maximum Annual Withdrawal amount is $4,722 (5% times $94,444). Surrender charges will apply unless one of the waiver of surrender charge provisions is applicable. See Charges and Other Deductions - Surrender Charge.

In a declining market, withdrawals prior to age 591/2 (or 65 if Joint Life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.


Lincoln Lifetime IncomeSM Advantage Plus. The Lincoln Lifetime IncomeSM Advantage Plus rider is no longer available. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus ("Plus Option"), on the seventh Benefit Year anniversary, you may elect to receive an increase in your Contract Value equal to the excess of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of the rider effective date), over your current Contract Value. Making this election will terminate the Plus Option as well as Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the Contract Value and the initial Guaranteed Amount (plus any Purchase Payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary. If you choose to surrender your contract at this time, any applicable surrender charges will apply.


You may not elect to receive an increase in Contract Value if any withdrawal is made, including Maximum Annual Withdrawal amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.

If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.

The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:

Initial Purchase Payment of $100,000; Initial Guaranteed Amount of $100,000.

On the seventh Benefit Year anniversary, if the current Contract Value is $90,000; the Contractowner may choose to have $10,000 placed in the contract and the Plus Option (including the right to continue Lincoln Lifetime IncomeSM Advantage) will terminate at that time.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option, you have limited investment options until the seventh Benefit Year anniversary as set forth in the Investment Requirements section of this prospectus. After the seventh Benefit Year anniversary, if your contract continues, you may invest in other Subaccounts in your contract, subject to the Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.


Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.


The Maximum Annual Withdrawal Amount Annuity Payout Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the joint life option.

If the Contract Value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your Beneficiary may be eligible for a final payment upon death of the single life or surviving joint life.


The final payment is equal to the sum of all Purchase Payments, decreased by withdrawals in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the Purchase Payments dollar for dollar. If your Death Benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of Lincoln Lifetime IncomeSM Advantage will reduce the sum of all Purchase Payments on a dollar for dollar basis.


Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect. If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.

Upon the first death under the joint life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.

As an alternative, after the first death, the surviving spouse may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. The surviving spouse must be under age 65. In deciding whether to make this change, the surviving spouse should consider: 1) if the change will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the single life rider option for new issues will provide an earlier age (591/2) to receive Maximum Annual Withdrawal amounts.

Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may terminate the joint life option and purchase a single life option, if available, (if the Contractowner is under age 65) at the current rider charge and the terms in effect for new sales of the single life option.

After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the seventh anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
 o Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the Contract Value equal to the excess of your initial Guaranteed Amount over the Contract Value;
 o on the Annuity Commencement Date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
 o upon the death under the single life option or the death of the surviving spouse under the joint life option;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.


If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider or any other living benefits we may offer in the future. If you have elected to receive an increase in your Contract Value under Lincoln Lifetime IncomeSM Advantage Plus (after the seventh Benefit Year), you may elect a new Living Benefit Rider at any time.


i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic Regular Income Payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage since i4LIFE (Reg. TM) Advantage provides a different income stream. If this decision is made, the Contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.

i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln

Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.

Below is an example of how the Guaranteed Amount from Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg.
TM) Advantage.

Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $150,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount, after age 591/2 for the single life option or age 65 for joint life option, will reduce the sum of all Purchase Payments option of the Death Benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all Purchase Payments alternative of the Enhanced Guaranteed Minimum Death Benefit or the Estate Enhancement Benefit, whichever is in effect. See The Contracts - Death Benefits. Any Excess Withdrawals and all withdrawals prior to age 591/2 for single life or age 65 for joint life will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the Death Benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and Lincoln Lifetime IncomeSM Advantage are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:

Contract Value before withdrawal $80,000

Maximum Annual Withdrawal Amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a)Contract Value $80,000

     b)Sum of Purchase Payments $100,000

     c)Highest anniversary Contract Value $150,000

Withdrawal of $9,000 will impact the Death Benefit calculations as follows:

     a)$80,000 - $9,000 = $71,000 (Reduction $9,000)

     b)$100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
   $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.

   c)$150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
   The entire $9,000 withdrawal reduces the Death Benefit option pro rata. Total reduction = $16,875.


Item c) provides the largest Death Benefit of $133,125.



Lincoln SmartSecurity (Reg. TM) Advantage


The Lincoln SmartSecurity (Reg. TM) Advantage rider is no longer available for purchase. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Purchase Payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the Contract Value at the time of the step-up):

     Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up


Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the Contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the Contractowner can also initiate additional 10-year periods of automatic step-ups.


You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse. These options are discussed below in detail.


By purchasing this rider, you will be limited in how much you can invest in certain Subaccounts. See The Contracts - Investment Requirements.


Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us.


Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial Purchase Payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse, if joint owner, are the Annuitant).


Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if:

     a.the Contractowner or joint owner is still living; and

   b.the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including surrender charges and Interest Adjustments), the rider charge and account fee plus any Purchase Payments made on that date is greater than the Guaranteed Amount immediately preceding the Valuation Date.

After the 10th Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

     a.each Contractowner and Annuitant is under age 81; and

     b.the Contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional Purchase Payments):

                                              Contract   Guaranteed
                                                Value      Amount
                                             ---------- -----------
      Initial Purchase Payment $50,000......  $50,000     $50,000
      1st Benefit Year anniversary..........  $54,000     $54,000
      2nd Benefit Year anniversary..........  $53,900     $54,000
      3rd Benefit Year anniversary..........  $57,000     $57,000

Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the Contract Value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, Contractowner elected step-ups (other than automatic step-ups) will be effective on the next Valuation Date after we receive your request and a new Benefit Year will begin. Purchase Payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A Contractowner elected step-up (including Contractowner step-ups that we administer for you to begin a new 10-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a 10-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional Purchase Payments. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

     a.the Maximum Annual Withdrawal amount immediately prior to the step-up;
or

     b.7% or 5% (depending on your option) of the new (stepped-up) Guaranteed Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

     1.the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2.the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the Interest Adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this Contract Value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


     1.The Guaranteed Amount is reduced to the lesser of:
  o the Contract Value immediately following the withdrawal, or

  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

     2.The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
    or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the Contract Value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).

The Maximum Annual Withdrawal amount was reduced to the least of:

     1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
     2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the Contract Value following the withdrawal ($2,650); or
     3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.


Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with those withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.


Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges (to the extent that total withdrawals exceed the free amount of withdrawals allowed during a Contract Year) and an Interest Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Interest Adjustment calculation.


Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single or joint life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (single life option) or for the lifetimes of you (Contractowner) and your spouse (joint life option), as long as:


     1)No withdrawals are made before you (and your spouse if a joint life) are age 65; and

     2)An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.

If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:

   1)If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or

   2)The Contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first Valuation Date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

     a.the Contractowner (and spouse if applicable) is age 65;

    b.the contract is currently within a 10-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new 10-year automatic step-up period) (the Contractowner must be eligible to elect a step-up; i.e., all Contractowners and the Annuitant must be alive and under age 81); and

     c.you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.

The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your Contract Value is less than the Guaranteed Amount (and you don't believe the Contract Value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.

If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount; and 3) the cost of the single life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take the annuity Death Benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the single life option is less than the cost of the joint life option.

If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new Contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new Contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new Contractowner must meet all conditions for a step-up.

If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the Contract Value declines below the Guaranteed Amount (as adjusted for withdrawals of Death Benefit payments), the Beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple Beneficiaries, each Beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the Death Benefit.


Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may change from a joint life option to a single life option (if available) (if the Contractowner is under age 81) at the current rider charge of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.


After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.


If you terminate the rider, you must wait one year before you can purchase any other Living Benefit Rider we offer in the future.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage rider who decide to terminate their rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election (i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is not available). Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts and applicable guarantees. You should discuss this decision with your registered representative. See The Contracts - Living Benefit Riders - i4LIFE (Reg. TM) Advantage.


4LATER (Reg. TM) Advantage (Managed Risk)

4LATER (Reg. TM) Advantage (Managed Risk) is a rider that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of the i4LIFE (Reg. TM) Advantage rider. If you elect 4LATER (Reg. TM) Advantage (Managed Risk), you must later elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) feature under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) to receive a benefit from 4LATER (Reg. TM) Advantage (Managed Risk). You will be subject to certain Investment Requirements in which your Contract Value must be allocated among specified Subaccounts. See The Contracts - Investment Requirements.

Prior to May 12, 2014, this rider was called 4LATER (Reg. TM) Advantage Protected Funds.

Income Base. The Income Base is an amount used to calculate the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) at a later date. The Income Base is not available to you as a lump sum withdrawal or as a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the 4LATER (Reg. TM) Advantage (Managed Risk) at the time you purchase the contract, the Income Base will be equal to the initial Purchase Payment. If you elect the rider after you have purchased the contract, the initial Income Base will equal the Contract Value on the effective date of 4LATER (Reg. TM) Advantage (Managed Risk). The maximum Income Base is $10,000,000. The maximum takes into consideration the total guaranteed amounts from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or Secondary Life, if joint life option) are the covered lives.

Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments (not to exceed the maximum Income Base). For example, an additional Purchase Payment of $10,000 will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for 4LATER (Reg. TM) Advantage (Managed Risk) will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.


Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal.

The following example demonstrates the impact of a withdrawal on the Income Base and the Contract Value. The Contractowner makes a withdrawal of $11,200 which causes a $12,550 reduction in the Income Base.

Prior to the withdrawal:
Contract Value = $112,000
Income Base = $125,500

After a withdrawal of $11,200, the Contract Value is reduced by 10% ($11,200) and the Income Base is also reduced by 10%, the same proportion that the withdrawal reduced the Contract Value ($11,200 - $112,000)

Contract Value = $100,800 ($112,000 - $11,200)
Income Base = $112,950 ($125,500 x 10% = $12,550; $125,500 - $12,550 =
$112,950)

In a declining market, withdrawals may significantly reduce your Income Base. If the Income Base is reduced to zero due to withdrawals, this rider will terminate. If the Contract Value is reduced to zero due to a withdrawal, both the rider and the contract will terminate.

Automatic Annual Step-up. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:

     a.the Annuitant (single life option), or the Secondary Life (joint life option) are still living and under age 86; and

   b.the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).

The Automatic Annual Step-up is available even in years in which a withdrawal has occurred.

5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in that year, will be increased by 5% if:

     a.the Annuitant (as well as the Secondary Life if the joint life option is in effect) are under age 86; and

     b.if there were no withdrawals in that year; and

     c.the rider is within the Enhancement Period described below.


The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will terminate at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any new Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base. However, any new Purchase Payment must be invested in the contract for at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any new Purchase Payments made within the first 90 days after the effective date of 4LATER (Reg. TM) Advantage (Managed
Risk) will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline the Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the 4LATER (Reg. TM) Advantage (Managed Risk) charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Annuitant (single life option), or the Secondary Life (joint life option) must still be living and be under age 86.


Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):

Initial Purchase Payment = $100,000; Income Base = $100,000

Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000

Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase
Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

The following is an example of how the Automatic Annual Step-ups and the 5% Enhancement affect the Income Base and the potential for the charge to increase or decrease (assuming there have been no withdrawals or new Purchase Payments):



                                                                                Potential for
                                    Contract   Income Base with                    Charge
                                      Value     5% Enhancement    Income Base     to Change
                                   ---------- ------------------ ------------- --------------
Initial Purchase Payment $50,000 .  $50,000          N/A            $50,000         N/A
1st Benefit Year anniversary......  $54,000         $52,500         $54,000         Yes
2nd Benefit Year anniversary......  $53,900         $56,700         $56,700          No
3rd Benefit Year anniversary......  $56,000         $59,535         $59,535          No
4th Benefit Year anniversary......  $64,000         $62,512         $64,000         Yes

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.


Death Prior to the Annuity Commencement Date. 4LATER (Reg. TM) Advantage (Managed Risk) has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of the 4LATER (Reg. TM) Advantage (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract. Generally all Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9), as amended. See The Contracts - Death Benefit.

If the Contractowner is not also named as the Annuitant or the Secondary Life, upon the first death of the Annuitant or Secondary Life, the 4LATER (Reg. TM) Advantage (Managed Risk) rider will continue. Upon the second death of either the Annuitant or Secondary Life, 4LATER (Reg. TM) Advantage (Managed Risk) will terminate.

Upon the death of the Contractowner, the 4LATER (Reg. TM) Advantage (Managed
Risk) rider will continue only if either Annuitant or the Secondary Life becomes the new Contractowner and payments under i4LIFE (Reg. TM) Advantage begin within one year after the death of the Contractowner.

Eligibility. To elect 4LATER (Reg. TM) Advantage (Managed Risk), the Contractowner must be at least age 50 and age 85 or younger; the Annuitant and Secondary Life under the joint life option must be age 85 or younger.

4LATER (Reg. TM) Advantage (Managed Risk) is not available for purchase with qualified contracts and is designed primarily for purchasers of non-qualified contracts where the owner and Annuitant are different people (single life option) or with joint life benefits where the Secondary Life is not a spouse. If you are eligible to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) and you purchase joint life benefits where Secondary Life is a spouse, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) generally offers better benefits for the same charge. Please see Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), for more information about Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).

Contractowners with an active 4LATER (Reg. TM) Advantage that wish to terminate 4LATER (Reg. TM) Advantage and elect 4LATER (Reg. TM) Advantage (Managed Risk) will have a transition period of 30 days prior to or after the first anniversary that 4LATER (Reg. TM) Advantage became effective (and after 4LATER (Reg. TM) Advantage (Managed Risk) becomes available in your state) to terminate 4LATER (Reg. TM) Advantage and elect 4LATER (Reg. TM) Advantage (Managed Risk). Outside of the transition period, you must first terminate 4LATER (Reg. TM) Advantage (subject to the termination rules) before you will be able to elect 4LATER (Reg. TM) Advantage (Managed Risk). See the 4LATER (Reg. TM) Advantage Termination section of this prospectus for further information about the termination rules. In all cases, by terminating any existing Living Benefit Rider, you will no longer be entitled to any of the benefits that have accrued under that rider.

Termination. After the 5th anniversary of the effective date of the 4LATER (Reg. TM) Advantage (Managed Risk) rider, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. 4LATER (Reg. TM) Advantage (Managed Risk) will automatically terminate:

 o on the Annuity Commencement Date; or
 o if the Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral; or
 o upon the second death of either the Annuitant or Secondary Life; or
 o when the Income Base is reduced to zero due to withdrawals; or
 o the last day that you can elect i4LIFE (Reg. TM) Advantage (age 99 for non-qualified contracts); or
 o upon termination of the underlying contract.


If you terminate this rider, you must wait at least one year before you can elect any Living Benefit Rider we offer in the future.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased 4LATER (Reg. TM) Advantage (Managed Risk). Contractowners with an active 4LATER (Reg. TM) Advantage (Managed Risk) will purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) at the terms in effect when the Contractowner purchased 4LATER (Reg. TM) Advantage (Managed Risk) rider. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is a feature under i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) provides for periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period), a Death Benefit during the Access Period, and a minimum payout floor, called the Guaranteed Income Benefit. You will be required to adhere to certain Investment Requirements during the time you own i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk). See Living Benefit Riders - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit for more information.

Once you elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk), you can use the greater of the Income Base under 4LATER (Reg. TM) Advantage (Managed Risk) or Account Value to establish the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk). This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95. Purchasers of 4LATER (Reg. TM) Advantage (Managed
Risk) who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) until age 99.

If you elected the 4LATER (Reg. TM) Advantage (Managed Risk) joint life option, you must purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk) joint life option.

Contractowners who elect 4LATER (Reg. TM) Advantage (Managed Risk) are guaranteed the ability in the future to elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those at the time they elected 4LATER (Reg. TM) Advantage (Managed Risk). The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your 4LATER (Reg. TM) Advantage (Managed Risk) rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg. TM) Advantage. These requirements are specifically listed in the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.

The Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.

You should consider electing i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments. Payments from a nonqualified contract that a person receives under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments.



i4LIFE (Reg. TM) Advantage


i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk) for an additional charge. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the only version of the Guaranteed Income Benefit that is currently available unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charge.

i4LIFE (Reg. TM) Advantage is an Annuity Payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a Death Benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE (Reg. TM) Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE (Reg. TM) Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE (Reg.
TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE (Reg. TM) Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected at the time of application or at any time before any other Annuity Payout option under this contract is elected by sending a completed i4LIFE (Reg. TM) Advantage election form to our Home Office. When you elect i4LIFE (Reg. TM) Advantage, you must choose the Annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The Annuitant and Secondary Life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 591/2 or older at the time the option is elected. i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 on non-qualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Purchase Payments will not be accepted after the Periodic Income Commencement Date for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity Commencement Date.


When you elect i4LIFE (Reg. TM) Advantage, the Death Benefit option that you previously elected will become the Death Benefit election under i4LIFE (Reg.
TM) Advantage, unless you elect a less expensive Death Benefit option. If you had previously elected an EEB Death Benefit or 5% Step-up Death Benefit, you must elect a new Death Benefit. The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE (Reg. TM) Advantage began (if premium taxes have been deducted from the Contract Value). See The Contracts - i4LIFE (Reg. TM) Advantage Death Benefits.


Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.



We will establish the minimum (currently 5 years) and maximum (currently the length of time between your current age and age 115 for non-qualified contracts or to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE (Reg. TM) Advantage is effective (or your initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.


Regular Income Payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your Regular Income Payments.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have Regular Income Payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5%, or 6% may be available. The higher the assumed investment return you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes can only be made on Periodic Income Commencement Date anniversaries.


Regular Income Payments are not subject to any applicable surrender charges or Interest Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.


The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Contract Value (or Purchase Payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
  o the age and sex of the Annuitant and Secondary Life, if applicable;

  o the length of the Access Period selected;
  o the frequency of the Regular Income Payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.


The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full Account Value was payable. (The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.

The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the Regular Income Payment will decrease by approximately 3%.


Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment.

For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE (Reg. TM) Advantage (and any Guaranteed Income Benefit if applicable) will terminate.

Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, assumed investment return and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age and sex of the Annuitant and Secondary Life (if living);
  o the frequency of the Regular Income Payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.

Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.

During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.


i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value Death Benefit is available during the Access Period. This Death Benefit is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit is available during the Access Period and will be equal to the greater of:
  o the Account Value as of the Valuation Date we approve the payment of the claim; or
  o the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:

   o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment; and

   o all other withdrawals, if any, reduce the Death Benefit on either a dollar for dollar basis or in the same proportion that withdrawals reduce the Contract Value or Account Value, depending on the terms of your contract.

   References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election.


In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Contract Value or Account Value, may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.


The following example demonstrates the impact of a proportionate withdrawal on your Death Benefit:



    i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit...    $200,000
    Total i4LIFE (Reg. TM) Regular Income Payment.....................    $ 25,000
    Additional Withdrawal.............................................    $ 15,000   ($15,000/$150,000=10% withdrawal)
    Account Value at the time of Additional Withdrawal................    $150,000


     Death Benefit Value after i4LIFE (Reg. TM) Regular Income Payment = $200,000 - $25,000 = $175,000
     Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500

The Regular Income Payments reduce the Death Benefit by $25,000 and the additional withdrawal causes a 10% reduction in the Death Benefit, the same percentage that the withdrawal reduced the Account Value.

During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit may elect to change to the i4LIFE (Reg.
TM) Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
  o the Account Value as of the Valuation Date on which we approve the payment of the claim; or
  o the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
   o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment or in the same proportion that Regular Income Payments reduce the Account Value, depending on the terms of your contract; and
   o all other withdrawals, if any, reduce the Death Benefit on either a dollar for dollar basis or in the same proportion that withdrawals reduce the Contract Value or Account Value, depending on the terms of your contract.

References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election; or
  o the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Purchase Payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income Payments and withdrawals are deducted on either a dollar for dollar basis or in the same proportion that Regular Income Payments and withdrawals reduce the Contract Value or Account Value, depending on the terms of your contract.


If your contract has the ABE Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement) specified in your contract benefit data pages as applicable on the date of death, this Enhancement Amount will be added to the sum of the Purchase Payments, but will be reduced by the Regular Income Payments and withdrawals on either a dollar for dollar basis or in the same proportion that the Regular Income Payment or withdrawal reduced the Contract Value or Account Value, depending on the terms of your contract.

When determining the highest anniversary value, if you elected the EGMDB (or more expensive Death Benefit option) in the base contract and this Death Benefit was in effect when you purchased i4LIFE (Reg. TM) Advantage, we will look at the Contract Value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.


In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Guarantee of Principal or the i4LIFE (Reg. TM) Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.


General Death Benefit Provisions. For all Death Benefit options, following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value Death Benefit.

For non-qualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse Beneficiary may start a new i4LIFE (Reg. TM) Advantage program.


If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:


     1.proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

     2.written authorization for payment; and

     3.all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Accumulated Benefit Enhancement (ABESM) (Non-qualified contracts only). This benefit is no longer available to contract purchasers after November 1, 2005. We provide to eligible Contractowners of non-qualified i4LIFE (Reg. TM) Advantage contracts only an ABE Enhancement Amount, if requested at the time of application, at no additional charge. You are eligible to receive the ABE Enhancement Amount if:
 o you are purchasing i4LIFE (Reg. TM) Advantage with the EGMDB Death Benefit;
 o you are utilizing the proceeds of a variable annuity contract of an insurer not affiliated with us to purchase the contract. Prior contracts with loans or collateral assignments are not eligible for this benefit;
 o the cash surrender value of the prior contract(s) is at least $50,000 at the time of the surrender (amounts above $2,000,000 will require our approval);

 o all Contractowners, joint owners and Annuitants must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit; or
 o the Contractowners, joint owners and Annuitants of this contract must have been owner(s) or Annuitants of the prior contract(s).

Upon the death of any Contractowner, joint owner or Annuitant, the ABE Enhancement Amount will be payable in accordance with the terms of the i4LIFE (Reg. TM) Advantage EGMDB Death Benefit. However, if the death occurs in the first Contract Year, only 75% of the Enhancement Amount is available.

The ABE Enhancement Amount is equal to the excess of the prior contract's documented Death Benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's Death Benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value we receive is less than 95% of the documented cash value from the prior insurance company, the prior contract's Death Benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Enhancement Amount to be effective, documentation of the Death Benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to a contract with us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount.

Upon the death of any Contractowner or joint owner who was not a Contractowner on the effective date of the i4LIFE (Reg. TM) Advantage EGMDB Death Benefit, the ABE Enhancement Amount will be equal to zero (unless the change occurred because of the death of a Contractowner or joint owner). If any Contractowner or joint owner is changed due to a death and the new Contractowner or joint owner is age 76 or older when added to the contract, then the ABE Enhancement Amount for this new Contractowner or joint owner will be equal to zero.

The ABE Enhancement Amount will terminate on the Valuation Date the i4LIFE (Reg. TM) Advantage EGMDB Death Benefit option of the contract is changed or terminated.

It is important to realize that even with the ABE Enhancement Amount, your Death Benefit will in many cases be less than the Death Benefit from your prior company. This is always true in the first year, when only 75% of the ABE Enhancement Amount is available.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage


A Guaranteed Income Benefit may be available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the only version of the Guaranteed Income Benefit available for purchase, unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider. Prior to May 12, 2014, the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) was called i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is an optional feature available for purchase that provides a Guaranteed Income Benefit percentage and requires that you adhere to certain Investment Requirements. See Investment Requirements in this prospectus for more information about the Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk). You will be subject to Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) for the entire time you own this rider. Failure to comply with the Investment Requirements will result in the termination of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk). See i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit - Termination for more information. All of the other terms and conditions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) continue to apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk).

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) or Lincoln Lifetime IncomeSM Advantage 2.0 (withdrawal benefit riders), or 4LATER (Reg. TM) Advantage (Managed Risk) (minimum Annuity Payout rider) prior to electing i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Annuity Payout rider). Refer to the 4LATER (Reg. TM) Advantage section of this prospectus for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit.


Additional Purchase Payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain Subaccounts. See the Contracts - Investment Requirements. The version of the Guaranteed Income Benefit, the date that you purchased it, and/or whether you previously owned a Living Benefit Rider will determine which Investment Requirement option applies to you.

There is no guarantee that the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) option will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit Riders. However, a Contractowner with Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) (including Lincoln Lifetime IncomeSM Advantage 2.0) who decides to drop that rider to purchase i4LIFE (Reg. TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the prior rider.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is elected when you elect i4LIFE (Reg. TM) Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit at the time you purchase i4LIFE (Reg. TM) Advantage by indicating that you do not want the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE (Reg. TM) Advantage. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg.
TM) Advantage rider or the Lincoln Lifetime IncomeSM Advantage rider or the Income Base from the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider, Lincoln Lifetime IncomeSM Advantage 2.0 rider or 4LATER (Reg. TM) Advantage (Managed Risk) rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg. TM) Advantage.


The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Provisions for an example.


Guaranteed Income Benefit (Managed Risk) is the only version of the Guaranteed Income Benefit currently available for election unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) who wish to elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) must elect i4LIFE (Reg.
TM) Advantage Guaranteed Income Benefit (Managed Risk). Please refer to your Living Benefit Rider regarding the availability of prior versions of Guaranteed Income Benefit.

Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version
4). The following discussion applies to both Guaranteed Income Benefit (Managed
Risk) and Guaranteed Income Benefit (version 4) unless otherwise specified. For Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version
4), the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable table below for riders elected on or after May 20, 2013. Lincoln SmartSecurity (Reg. TM) Advantage purchasers use the date of the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit election to determine the table applicable to their contracts. (i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is not available to Lincoln SmartSecurity (Reg. TM) Advantage purchasers.)


 Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:



i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) elections or for purchasers of
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM)
                           Advantage (Managed Risk)
                           on or after May 20, 2013.



              Single Life Option                                  Joint Life Option
-----------------------------------------------    -----------------------------------------------
                                                            Age
                         Percentage of Account      (younger of you and      Percentage of Account
         Age             Value or Income Base*       your spouse's age)      Value or Income Base*
--------------------    -----------------------    ---------------------    ----------------------
    Under age 40                2.50%                  Under age 40                 2.50%
       40 - 54                  3.00%                    40 - 54                    3.00%
  55 - under 591/2              3.50%                55 - under 591/2               3.50%
     591/2 - 64                 4.00%                   591/2 - 69                  4.00%
       65 - 69                  4.50%                    70 - 74                    4.50%
       70 - 79                  5.00%                    75 - 79                    5.00%
         80+                    5.50%                      80+                      5.50%


*Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER (Reg. TM) Advantage (Managed Risk) may use any remaining Income Base to establish the initial Guaranteed Income Benefit.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit elections or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0
                           on or after May 20, 2013.



              Single Life Option                                  Joint Life Option
-----------------------------------------------    -----------------------------------------------
                         Percentage of Account              Age              Percentage of Account
                         Value, Income Base or      (younger of you and      Value, Income Base or
         Age               Guaranteed Amount*        your spouse's age)       Guaranteed Amount*
--------------------    -----------------------    ---------------------    ----------------------
    Under age 40                2.00%                  Under age 40                 2.00%
       40 - 54                  2.50%                    40 - 54                    2.50%
  55 - under 591/2              3.00%                55 - under 591/2               3.00%
     591/2 - 64                 3.50%                   591/2 - 69                  3.50%
       65 - 69                  4.00%                    70 - 74                    4.00%
       70 - 74                  4.50%                      75+                      4.50%
         75+                    5.00%


*Purchasers of Lincoln SmartSecurity (Reg. TM) Advantage (regardless of the rider effective date) may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

Note that Guaranteed Income Benefit percentages for riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.




If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment). (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable Subaccounts and the fixed account on a pro-rata basis according to your investment allocations.


If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:


    i4LIFE (Reg. TM) Account Value before market decline............    $135,000
    i4LIFE (Reg. TM) Account Value after market decline.............    $100,000
    Guaranteed Income Benefit.......................................    $    810
    Regular Income Payment after market decline.....................    $    769
    Account Value after market decline and Guaranteed Income Benefit
    payment.........................................................    $ 99,190

The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.


The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For non-qualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the Valuation Date of the first periodic income payment of each calendar year. The first step-up is the Valuation Date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.

The following example illustrates how the initial Guaranteed Income Benefit is calculated for a 60-year old Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.0% for a 60-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg. TM) Advantage Elections table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See The Contracts - i4LIFE (Reg. TM) Advantage - Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.



8/1/2013 Amount of initial Regular Income Payment..................................  $  4,801
8/1/2013 Account Value at election of Guaranteed Income Benefit....................  $100,000
8/1/2013 Initial Guaranteed Income Benefit (4.0% times $100,000 Account Value) .     $  4,000
8/1/2014 Recalculated Regular Income Payment.......................................  $  6,000
8/1/2014 Guaranteed Income Benefit after step-up (75% of $6,000) .                   $  4,500


The Contractowner's Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.


At the time of a step-up of the Guaranteed Income Benefit the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.


The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in Guaranteed Income Benefit (version 4).


Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after October 6, 2008 to December 31, 2010 or when Guaranteed Income Benefit (version 4) was approved in your state, whichever occurred later (unless version 3 is available for election at any time per the terms of a Living Benefit Rider). For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.


The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.


At the time of a reset of the step-up period the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every five years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to October 6, 2008 (unless version 2 is available for election at any time per the terms of a Living Benefit Rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.


The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.


At the time of a reset of the 15-year step-up period the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every 15 years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.


The next section describes certain guarantees in Living Benefit Riders relating to the election of the Guaranteed Income Benefit.

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). Contractowners who elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) in accordance with the same terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the greater of the Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the Account Value to establish the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk).

Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts- Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 rider may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) in accordance with the terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider's effective date (if there has not been an Automatic Annual Step-up) if greater than the Account Value to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) at the terms in effect for purchasers of this rider.

Lincoln SmartSecurity (Reg. TM) Advantage. Contractowners who purchased Lincoln SmartSecurity (Reg. TM) Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the Contractowner's age (single life) or the youngest age of either the Contractowner or Secondary Life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the Contractowner's age multiplied by the remaining Guaranteed Amount (if greater than the Account Value).

The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 may be used to calculate the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is elected the Contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.5% for a 70-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. The example assumes an annual payment mode has been elected.



           Account Value (equals Contract Value on date i4LIFE (Reg. TM) Advantage
    with Guaranteed Income Benefit (version 4) is elected)........................    $100,000
           Guaranteed Amount/Income Base on date i4LIFE (Reg. TM) Advantage with
    Guaranteed Income Benefit (version 4) is elected..............................    $140,000
           Amount of initial Regular Income Payment...............................    $  5,411   per year
           Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed
    Amount/Income Base which is greater than $100,000 Account
    Value)........................................................................    $  6,300


4LATER (Reg. TM) Advantage (Managed Risk). Contractowners who elect the 4LATER (Reg. TM) Advantage (Managed Risk) rider must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) in accordance with the same terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income. When this decision is made, the Contractowner can use the greater of the Income Base under 4LATER (Reg. TM) Advantage (Managed Risk) or the Account Value under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) to calculate the amount of the initial Guaranteed Income Benefit. All other provisions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit apply.

Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the Contract Value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial Regular Income Payment times the remaining Guaranteed Amount divided by the Contract Value, if the Guaranteed Amount is greater than the Contract Value. See the Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage Option section for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.


Contractowners who purchased Lincoln Lifetime IncomeSM Advantage may also choose to drop Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, only the Account Value and not the Guaranteed Amount will be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the Contractowner (single life option) or the youngest age of either the Contractowner or Secondary Life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) elections table above.


Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the Regular Income Payments.

  o The minimum Access Period required for Guaranteed Income Benefit (version
     4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 100 (age 90 for version 4 prior to May 21, 2012; age 85 for versions 2 and 3). The minimum Access Period required for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the longer of 20 years or the difference between your age (nearest birthday) and age 90. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. Different minimum Access Period requirements apply if you use the greater of the Account Value or Income Base (less amounts paid since the last Automatic Step-up) under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) to calculate the Guaranteed Income Benefit as set forth below:




                                  Minimum Access Period
                                            Elections of i4LIFE (Reg. TM) Advantage prior
                                                 to the 5th Benefit Year anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 on or after April 2, 2012   between your age and age 100
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 (Managed Risk)              between your age and age 90
 Purchasers of 4LATER (Reg. TM) Advantage
 (Managed Risk)
 Purchasers of Lincoln Lifetime IncomeSM
 Advantage 2.0 prior to April 2, 2012



                                            Elections of i4LIFE (Reg. TM) Advantage on and
                                                after the 5th Benefit Year anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 on or after April 2, 2012   between your age and age 95
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 15 years or the difference
 Advantage 2.0 (Managed Risk)              between your age and age 85
 Purchasers of 4LATER (Reg. TM) Advantage
 (Managed Risk)
 Purchasers of Lincoln Lifetime IncomeSM
 Advantage 2.0 prior to April 2, 2012




  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced. For versions 1, 2 and 3 of Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit in proportion to the reduction in the Regular Income Payment. This reduction of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section of this prospectus.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
  o a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
  o upon written notice to us; or
  o assignment of the contract; or
  o failure to comply with Investment Requirements.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. However if you used the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage (Managed
Risk) to establish the Guaranteed Income Benefit any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE (Reg.
TM) Advantage election. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage Regular Income Payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) will be based on the Account Value at the time of the election.

Availability. Guaranteed Income Benefit (Managed Risk) is available with qualified and nonqualified (IRAs and Roth IRAs) annuity contracts. The Contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected. Beginning November 4, 2013, Guaranteed Income Benefit with the Managed Risk option is the only version of the Guaranteed Income Benefit currently available for election unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider.


Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.

The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:


        i4LIFE (Reg. TM) Regular Income Payment before Withdrawal.....    $  1,200
        Guaranteed Income Benefit before Withdrawal...................    $    900
        Account Value at time of Additional Withdrawal................    $150,000
        Additional Withdrawal.........................................    $ 15,000   (a 10% withdrawal)

     Reduction in i4LIFE (Reg. TM) Regular Income Payment for Withdrawal = $1,200 X 10 % = $120
     i4LIFE (Reg. TM) Regular Income Payment after Withdrawal = $1,200 - $120 = $1,080

     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90 Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage Death Benefit will terminate and you will receive the Guarantee of Principal Death Benefit option. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new Death Benefit option. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


4LATER (Reg. TM) Advantage


The 4LATER (Reg. TM) Advantage rider is no longer available for purchase.

4LATER (Reg. TM) Advantage (or "4LATER (Reg. TM)") is a rider that is available to protect against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elect 4LATER (Reg. TM) Advantage, you must elect i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders may limit how much you can invest in certain Subaccounts. See The Contracts - Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge.

4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a Death Benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the Purchase Payments. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the Contract Value on the 4LATER (Reg. TM) effective date. Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments . After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional Purchase Payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current Contract Value if your Contract Value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the Contract Value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the Contract Value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for Purchase Payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current Contract Value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any Purchase Payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the Purchase Payment, plus 15% of that Purchase Payment.

Example:


        Initial Purchase Payment................................    $100,000
        Purchase Payment 60 days later..........................    $ 10,000
                                                                    --------
        Income Base.............................................    $110,000
        Future Income Base (during the 1st Waiting Period)......    $126,500   ($110,000 x 115%)
        Income Base (after 1st Waiting Period)..................    $126,500
        New Future Income Base (during 2nd Waiting Period)......    $145,475   ($126,500 x 115%)

Any Purchase Payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the Purchase Payment plus 15% of that Purchase Payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.

Example:

        Income Base................................................    $100,000
        Purchase Payment in Year 2.................................    $ 10,000
                                                                       --------
        New Income Base............................................    $110,000
        Future Income Base (during 1st Waiting Period-Year 2)......    $125,500   ($100,000 x 115%) +
                                                                                  ($10,000 x 100%) +
                                                                                  ($10,000 x 15% x 1/3)
        Income Base (after 1st Waiting Period).....................    $125,500
        New Future Income Base (during 2nd Waiting Period).........    $144,325   (125,500 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the Contract Value, the Future Income Base will equal 115% of the Contract Value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current Contract Value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the Contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.


Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional Purchase Payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined guaranteed amounts from any Living Benefit Riders under all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the Annuitant.


After a reset to the current Contract Value, the Maximum Income Base will equal 200% of the Contract Value on the Valuation Date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

Example:


   Income Base.................................  $100,000   Maximum Income Base...................  $200,000
   Purchase Payment in Year 2..................  $ 10,000   Increase to Maximum Income Base.......  $ 20,000
   New Income Base.............................  $110,000   New Maximum Income Base...............  $220,000
   Future Income Base after Purchase Payment...  $125,500   Maximum Income Base...................  $220,000
   Income Base (after 1st Waiting Period)......  $125,500
   Future Income Base (during 2nd Waiting Period)$144,325   Maximum Income Base...................  $220,000
   Contract Value in Year 4....................  $112,000
   Withdrawal of 10%...........................  $ 11,200
   After Withdrawal (10% adjustment)
   Contract Value..............................  $100,800
   Income Base.................................  $112,950
   Future Income Base..........................  $129,892   Maximum Income Base...................  $198,000

Resets of the Income Base to the current Contract Value ("Resets"). You may elect to reset the Income Base to the current Contract Value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the Annuitant must be under age 81. You might consider resetting the Income Base if your Contract Value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the Contract Value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the Contract Value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the Contract Value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the Annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the Contract Value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the Contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

Eligibility. To purchase 4LATER (Reg. TM) Advantage, the Annuitant must be age 80 or younger. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base. i4LIFE (Reg. TM) Advantage with 4LATER (Reg.
TM) Guaranteed Income Benefit must be elected by age 85 for qualified contracts or age 99 for non-qualified contracts.

4LATER (Reg. TM) Rider Effective Date. If 4LATER (Reg. TM) is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) is elected after the contract is issued (by sending a written request to our Home Office), then it will be effective on the next Valuation Date following approval by us.


4LATER (Reg. TM) Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage Regular Income Payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the Contract Value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit charge.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or Contract Value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) rider. If the Contract Value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment (which is also based on the Contract Value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the Contract Value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment.

If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the Subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:


    i4LIFE (Reg. TM) Account Value before market decline............    $135,000
    i4LIFE (Reg. TM) Account Value after market decline.............    $100,000
    Guaranteed Income Benefit.......................................    $    810
    Regular Income Payment after market decline.....................    $    769
    Account Value after market decline and Guaranteed Income Benefit
    payment.........................................................    $ 99,190

If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your Death Benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no Death Benefit will be paid.

If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.

The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the Contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred.

Additional Purchase Payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage Regular Income Payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit currently is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to election of 4LATER (Reg. TM) Advantage, subject to the terms in your rider. (Note: i4LIFE (Reg. TM) Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your Regular Income Payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the Regular Income Payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage Regular Income Payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage Regular Income Payment = $6,375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage Regular Income Payment after extension = $5,355 Percentage change in i4LIFE (Reg. TM) Advantage Regular Income Payment =
   $5,355 - $6,375 = 84%
     New 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692 x 84% = $4,781

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) rider is attached;
 o the change of or the death of the Annuitant (except if the surviving spouse assumes ownership of the contract and the role of the Annuitant upon death of the Contractowner); or
 o the change of Contractowner (except if the surviving spouse assumes ownership of the contract and the role of Annuitant upon the death of the Contractowner), including the assignment of the contract; or
 o the last day that you can elect i4LIFE (Reg. TM) Advantage (age 85 for qualified contracts and age 99 for non-qualified contracts).

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) rider will terminate due to any of the following events:
 o the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
 o a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate 4LATER (Reg. TM) prior to the Periodic Income Commencement Date, you must wait one year before you can elect another Living Benefit Rider. If you terminate the 4LATER (Reg. TM) rider on or after the Periodic Income Commencement Date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk), if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.




Annuity Payouts

When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 90th birthday. However, you must elect to receive Annuity Payouts by the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, Contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option. Contractowners with any version of Lincoln Lifetime IncomeSM Advantage 2.0 may elect the Guaranteed Annual Income Amount Annuity Payout option.


The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option.

You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options


The annuity options outlined below do not apply to Contractowners who have elected i4LIFE (Reg. TM) Advantage or any version of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, the Maximum Annual Withdrawal Amount Annuity Payout option, the Guaranteed Amount Annuity Payout option, or the Guaranteed Annual Income Amount Annuity Payout option.


Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.


Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.


Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
 o the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.

The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Home Office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.


Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.


General Information

Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days' notice before the date on which you want payouts to begin. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.

Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant's death (or surviving Annuitant's death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:

 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable Annuity Payouts will be determined using:
 o The Contract Value on the Annuity Commencement Date, less applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1.Determine the dollar amount of the first periodic payout; then

2.Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and

3.Calculate the value of the Annuity Units each period thereafter.


Annuity Payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your registered representative. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.



Fixed Side of the Contract

Purchase Payments and Contract Value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Contracts issued in certain states or those contracts issued prior to June 2, 2003 may guarantee a higher minimum rate of interest. Refer to your contract for the specific guaranteed minimum interest rate applicable to your contract. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the Guaranteed Period is subject to the Interest Adjustment (see Interest Adjustment and Charges and Other Deductions). This may reduce your value upon surrender, withdrawal or transfer, but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account. Refer to Transfers before the Annuity Commencement Date and Transfers after the Annuity Commencement Date for additional transfer restrictions from the fixed account.

ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. Please contact your registered representative for further information.


Guaranteed Periods

The fixed account is divided into separate Guaranteed Periods, which credit guaranteed interest.

You may allocate Purchase Payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting Purchase Payments into one or more Guaranteed Periods at any time. The minimum amount of any Purchase Payment that can be allocated to a Guaranteed Period is $2,000. Each Purchase Payment allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the Interest Adjustment. Each Guaranteed Period Purchase Payment will be treated separately for purposes of determining any applicable Interest Adjustment. You may transfer amounts from the fixed account to the variable Subaccount(s) subject to the following restrictions:
 o fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Any amount withdrawn from the fixed account may be subject to any applicable surrender charges, account fees and premium taxes.


We will notify the Contractowner in writing at least 30 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the Contractowner. The written election may request the transfer of the Guaranteed Period amount to a different fixed account or to a variable Subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per Contract Year or the additional fixed account transfer restrictions.



Interest Adjustment

Any surrender, withdrawal or transfer of a Guaranteed Period amount before the end of the Guaranteed Period (other than dollar cost averaging, cross-reinvestment, Maximum Annual Withdrawals under Lincoln SmartSecurity (Reg. TM) Advantage or Regular Income Payments under i4LIFE (Reg. TM) Advantage) will be subject to the Interest Adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the Guaranteed Period will not be subject to the Interest Adjustment. The Interest Adjustment will be applied to the amount being surrendered, withdrawn or transferred. The Interest Adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of Contract Value from a fixed account will be increased or decreased by an Interest Adjustment, unless the transfer, withdrawal or surrender is effective:
 o during the free look period (See Return Privilege).
 o on the expiration date of a Guaranteed Period.
 o as a result of the death of the Contractowner or Annuitant.

 o subsequent to the diagnosis of a terminal illness of the Contractowner. Diagnosis of the terminal illness must be after the effective date of the contract and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner.
 o subsequent to the admittance of the Contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the effective date of the contract and continue for 90 consecutive days prior to the surrender or withdrawal.
 o subsequent to the permanent and total disability of the Contractowner if such disability begins after the effective date of the contract and prior to the 65th birthday of the Contractowner.
 o upon annuitization of the contract.


These provisions may not be applicable to your contract or available in your state. Please check with your registered representative regarding the availability of these provisions.


In general, the Interest Adjustment reflects the relationship between the yield rate in effect at the time a Purchase Payment is allocated to a Guaranteed Period under the contract and the yield rate in effect at the time of the Purchase Payment's surrender, withdrawal or transfer. It also reflects the time remaining in the Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the Purchase Payment was allocated, then the application of the Interest Adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the Purchase Payment, then the application of the Interest Adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.

The Interest Adjustment is calculated by multiplying the transaction amount by:


    (1+A)n
------------
             -1
  (1+B +K)n

where:

   A = yield rate for a U.S. Treasury security with time to maturity equal to the Guaranteed Period, determined at the beginning of the Guaranteed Period.

   B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the Guaranteed Period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.

   K = a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no Interest Adjustment.

     n = the number of years remaining in the Guaranteed Period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

     Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the Interest Adjustment.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
 o no Purchase Payments have been received for two (2) full, consecutive Contract Years; and
 o the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).


At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders.

Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect Contractowners.

If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or Death Benefit from the money market sub-account until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.


Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.



Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts

Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer "non-cash compensation", as defined under FINRA's rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.


Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 6.50% of Purchase Payments. LFN may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 6.50% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.

Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 6.50% of Purchase Payments. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 6.50% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.


These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2013 is contained in the SAI.

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.



Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-888-868-2583.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code ("Code"), Treasury Regulations and applicable IRS guidance to your individual situation.

Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.


Tax Deferral On Earnings

Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the Code must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with Treasury regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The Annuity Commencement Date must not occur near the end of the Annuitant's life expectancy.


Contracts Not Owned By An Individual

If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the Purchase Payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, Bonus Credits and Persistency Credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.


Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered "adequately diversified."


Restrictions


The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, Bonus Credits, Persistency Credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code.



Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner's spouse at the time first covered by the contract.


Age At Which Annuity Payouts Begin

The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract's Purchase Payments, Bonus Credits, Persistency Credits and earnings. If Annuity Payouts under the contract begin or are scheduled to begin on a date past the Annuitant's 85th birthday, it is possible that the contract will not be treated as an annuity for purposes of the Code. In that event, you would be currently taxed on the excess of the Contract Value over the Purchase Payments of the contract.

Tax Treatment Of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.


Taxation Of Withdrawals And Surrenders


You will pay tax on withdrawals to the extent your Contract Value exceeds your Purchase Payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your Purchase Payments. In certain circumstances, your Purchase Payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit Rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax adviser.



Taxation Of Annuity Payouts, Including Regular Income Payments

The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your Purchase Payments in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the Purchase Payment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.


Taxation Of Death Benefits

We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.

Death prior to the Annuity Commencement Date:
 o If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
 o If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.

Death after the Annuity Commencement Date:
 o If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
 o If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the Purchase Payments not yet distributed from the contract. All Annuity Payouts in excess of the Purchase Payments not previously received are includible in income.
 o If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.


Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts

The Code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the Code),
 o you receive from an immediate annuity,
 o a Beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effective for tax years after December 31, 2012. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code "D" in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the penalty tax described previously.


Loans and Assignments

Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.


Gifting A Contract

If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your Contract's Value, you will pay tax on your Contract Value to the extent it exceeds your Purchase Payments not previously received. The new owner's Purchase Payments in the contract would then be increased to reflect the amount included in income.


Charges for Additional Benefits

Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.



Special Considerations for Same-Sex Spouses

The U.S. Supreme Court recently held same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.



Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.


Types of Qualified Contracts and Terms of Contracts

Qualified retirement plans may include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)


Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. Our individual variable annuity products are no longer available for purchase under a 403(b) plan, and we do not accept additional premiums or transfers to existing 403(b) contracts. We require confirmation from your 403(b) plan sponsor that surrenders, loans or transfers you request comply with applicable tax requirements and decline requests that are not in compliance. We will defer processing payments you request until all information required under the Code has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other providers.

We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code's requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.



Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified retirement plan and the participant's specific circumstances (e.g., the participant's compensation).
 o Minimum annual distributions are required under some qualified retirement plans once you reach age 701/2 or retire, if later as described below.
 o Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.


Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70 1/2 or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.


Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of Purchase Payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.



Federal Penalty Tax on Early Distributions from Qualified Retirement Plans

The Code may impose a 10% penalty tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% penalty tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
 o Distribution received on or after the Annuitant reaches 591/2
 o Distribution received on or after the Annuitant's death or because of the Annuitant's disability (as defined in the Code)
 o Distribution received as a series of substantially equal periodic payments based on the Annuitant's life (or life expectancy), or
 o Distribution received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.

Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


The IRS issued Announcement 2014-15 following the Tax Court's decision in Bobrow v. Commissioner, T.C. Memo. 2014-21. In the Announcement, the IRS stated its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual's IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.



Death Benefit and IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Contractowner provide their voting instructions to us. Even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes which had been deducted. No surrender charges or Interest Adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or Contract Value as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of Purchase Payments or Contract Value as of the Valuation Date on which we receive the cancellation request.


State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.


A written confirmation of each transaction will be mailed to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
 o deduction of the account fee and rider charges;
 o crediting of persistency credits, if applicable;
 o any rebalancing event under Asset Allocation Models, Investment Requirements or the portfolio rebalancing service; and
 o any transfer or withdrawal under dollar cost averaging, AWS, or the cross-reinvestment service.

Other Information

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.



Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.


After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding Legal Proceedings.

Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account N



Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment Calculations
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
About the S&P 500 Index
Unclaimed Property
Additional Services
Other Information
Financial Statements


For a free copy of the SAI complete the form below.







                Statement of Additional Information Request Card
                            Lincoln ChoicePlus IISM
                    Lincoln Life Variable Annuity Account N










   .

Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account N Lincoln ChoicePlus IISM.


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City --------------------------------------------------- State ---------
Zip ---------


Mail to The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348.

                      (This page intentionally left blank)

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.



                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
ABVPSF Global Thematic Growth
2004  .      10.423    10.774         4         10.435    10.791         6         10.447    10.810
2005  .      10.774    10.984         4         10.791    11.007         3         10.810    11.032
2006  .      10.984    11.710         4         11.007    11.740         3         11.032    11.773
2007  .      11.710    13.810         7         11.740    13.854         3         11.773    13.898
2008  .      13.810     7.136         3         13.854     7.162         3         13.898     7.189
2009  .       7.136    10.750         2          7.162    10.794         3          7.189    10.839
2010  .      10.750    12.539         1*        10.794    12.597         3         10.839    12.656
2011  .      12.539     9.446         2         12.597     9.495         3         12.656     9.544
2012  .       9.446    10.522         2          9.495    10.581         3          9.544    10.642
2013  .      10.522    12.723         1*        10.581    12.801         2         10.642    12.880
---------    ------    ------         -         ------    ------         -         ------    ------
ABVPSF Growth and Income(1)
2004  .      11.254    12.312        83         10.300    11.274        48         11.281    12.354
2005  .      12.312    12.667        77         11.274    11.605        47         12.354    12.723
2006  .      12.667    14.576        72         11.605    13.361        42         12.723    14.655
2007  .      14.576    15.035        59         13.361    13.788        38         14.655    15.130
2008  .      15.035     8.770        51         13.788     8.047        29         15.130     8.835
2009  .       8.770    10.382        36          8.047     9.531        26          8.835    10.469
2010  .      10.382    11.520        26          9.531    10.580        20         10.469    11.628
2011  .      11.520    12.019        21         10.580    11.044        14         11.628    12.144
2012  .      12.019    13.861        18         11.044    12.743         8         12.144    14.019
2013  .      13.861    16.200        14         12.743    14.897         8         14.019    16.391
---------    ------    ------        --         ------    ------        --         ------    ------
ABVPSF International Value(2)
2006  .      11.399    11.842         3         11.780    11.846         1*         N/A        N/A
2007  .      11.842    12.297         3         11.846    12.309        14          N/A        N/A
2008  .      12.297     5.651         4         12.309     5.659        10          N/A        N/A
2009  .       5.651     7.468         3          5.659     7.482         1*         7.530     7.496
2010  .       7.468     7.662         3          7.482     7.680         1*         N/A        N/A
2011  .       7.662     6.071         3          7.680     6.089         1*         N/A        N/A
2012  .       6.071     6.820         3          6.089     6.843         1*         N/A        N/A
2013  .       6.820     7.504         1*         6.843     7.532         1*         N/A        N/A
---------    ------    ------        --         ------    ------        --         ------    ------
ABVPSF Large Cap Growth
2004  .       9.866    10.514        24          9.096     9.698        18          9.891    10.551
2005  .      10.514    11.878        23          9.698    10.961        18         10.551    11.931
2006  .      11.878    11.608        22         10.961    10.718        15         11.931    11.672
2007  .      11.608    12.973        19         10.718    11.984        11         11.672    13.057
2008  .      12.973     7.679        16         11.984     7.097        10         13.057     7.737
2009  .       7.679    10.356        12          7.097     9.576         9          7.737    10.444
2010  .      10.356    11.188        10          9.576    10.351        10         10.444    11.295
2011  .      11.188    10.645        10         10.351     9.853         4         11.295    10.757
2012  .      10.645    12.160         9          9.853    11.260         1*        10.757    12.300
2013  .      12.160    16.386         8         11.260    15.181         1*        12.300    16.592
---------    ------    ------        --         ------    ------        --         ------    ------
ABVPSF Small/Mid Cap Value
2004  .      15.158    17.754        13         15.174    17.781        21         15.191    17.811
2005  .      17.754    18.621        15         17.781    18.659        19         17.811    18.700
2006  .      18.621    20.918        14         18.659    20.971        15         18.700    21.027
2007  .      20.918    20.890        11         20.971    20.954        14         21.027    21.020
2008  .      20.890    13.203        10         20.954    13.250        14         21.020    13.298
2009  .      13.203    18.526         9         13.250    18.601        14         13.298    18.679
2010  .      18.526    23.069         9         18.601    23.174        18         18.679    23.282
2011  .      23.069    20.734         9         23.174    20.839        14         23.282    20.947
2012  .      20.734    24.162         5         20.839    24.297        11         20.947    24.435
2013  .      24.162    32.711         4         24.297    32.910        10         24.435    33.114
---------    ------    ------        --         ------    ------        --         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
ABVPSF Global Thematic Growth
2004  .          7          4.163     4.314        143        13.012    13.497        23
2005  .          6          4.314     4.410        125        13.497    13.809        19
2006  .          5          4.410     4.713         75        13.809    14.773        19
2007  .          4          4.713     5.572         79        14.773    17.483        18
2008  .          1*         5.572     2.887         74        17.483     9.066        21
2009  .          1*         2.887     4.359         74         9.066    13.704        15
2010  .          1*         4.359     5.097         49        13.704    16.041        14
2011  .          1*         5.097     3.850         39        16.041    12.127        12
2012  .          1*         3.850     4.299         36        12.127    13.556        12
2013  .          1*         4.299     5.211         36        13.556    16.448        10
---------        -          -----     -----        ---        ------    ------        --
ABVPSF Growth and Income(1)
2004  .        109         12.320    13.512      1,095        12.033    13.210       296
2005  .         96         13.512    13.936      1,070        13.210    13.639       286
2006  .         79         13.936    16.076        950        13.639    15.749       287
2007  .         65         16.076    16.624        813        15.749    16.302       272
2008  .         52         16.624     9.722        687        16.302     9.543       247
2009  .         47          9.722    11.537        474         9.543    11.336       194
2010  .         36         11.537    12.833        368        11.336    12.622       164
2011  .         27         12.833    13.423        293        12.622    13.215       111
2012  .         28         13.423    15.519        249        13.215    15.294        82
2013  .         21         15.519    18.155        235        15.294    17.899        77
---------      ---         ------    ------      -----        ------    ------       ---
ABVPSF International Value(2)
2006  .        N/A         10.256    11.861         37        10.497    11.868        10
2007  .        N/A         11.861    12.348        122        11.868    12.367        20
2008  .        N/A         12.348     5.688        116        12.367     5.703        15
2009  .          4          5.688     7.537         76         5.703     7.563        10
2010  .        N/A          7.537     7.751         65         7.563     7.786         9
2011  .        N/A          7.751     6.158         55         7.786     6.192         8
2012  .        N/A          6.158     6.934         37         6.192     6.979         4
2013  .        N/A          6.934     7.638         33         6.979     7.690         3
---------      ---         ------    ------      -----        ------    ------       ---
ABVPSF Large Cap Growth
2004  .         27          6.042     6.455        540        11.512    12.312       118
2005  .         24          6.455     7.310        536        12.312    13.957       112
2006  .         22          7.310     7.162        444        13.957    13.688       107
2007  .         18          7.162     8.024        441        13.688    15.351        97
2008  .          9          8.024     4.762        344        15.351     9.119        72
2009  .          9          4.762     6.438        279         9.119    12.341        46
2010  .          7          6.438     6.973        214        12.341    13.379        30
2011  .          5          6.973     6.651        168        13.379    12.774        23
2012  .          4          6.651     7.616        142        12.774    14.654        21
2013  .          4          7.616    10.289        137        14.654    19.817        18
---------      ---         ------    ------      -----        ------    ------       ---
ABVPSF Small/Mid Cap Value
2004  .         54         15.243    17.898        221        13.147    15.452        55
2005  .         27         17.898    18.820        227        15.452    16.264        43
2006  .         21         18.820    21.194        210        16.264    18.334        37
2007  .         22         21.194    21.219        205        18.334    18.374        41
2008  .         16         21.219    13.444        165        18.374    11.653        39
2009  .         15         13.444    18.912        125        11.653    16.409        29
2010  .         12         18.912    23.608        110        16.409    20.504        30
2011  .          6         23.608    21.273        100        20.504    18.494        22
2012  .          6         21.273    24.851         66        18.494    21.627        20
2013  .          4         24.851    33.729         57        21.627    29.382        18
---------      ---         ------    ------      -----        ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Century VP Inflation Protection(3)
2004  .       9.905    10.404         2         10.000    10.407         1*        10.042    10.410
2005  .      10.404    10.393         8         10.407    10.402        12         10.410    10.410
2006  .      10.393    10.384        11         10.402    10.398        12         10.410    10.411
2007  .      10.384    11.185         6         10.398    11.206        10         10.411    11.226
2008  .      11.185    10.826        25         11.206    10.851        14         11.226    10.876
2009  .      10.826    11.740        16         10.851    11.772        14         10.876    11.806
2010  .      11.740    12.136        14         11.772    12.176         9         11.806    12.217
2011  .      12.136    13.340        14         12.176    13.390         8         12.217    13.442
2012  .      13.340    14.091        13         13.390    14.151        10         13.442    14.212
2013  .      14.091    13.785         4         14.151    13.847         7         14.212    13.910
---------    ------    ------        --         ------    ------        --         ------    ------
American Funds Global Growth
2004  .       N/A        N/A        N/A         10.000    11.269        20          N/A        N/A
2005  .      11.266    12.641         2         11.269    12.652        27         11.273    12.662
2006  .      12.641    14.975         5         12.652    14.994        28         12.662    15.014
2007  .      14.975    16.917         9         14.994    16.947        39         15.014    16.978
2008  .      16.917    10.252         7         16.947    10.275        31         16.978    10.299
2009  .      10.252    14.350         7         10.275    14.390        21         10.299    14.431
2010  .      14.350    15.773         5         14.390    15.825        18         14.431    15.878
2011  .      15.773    14.136         5         15.825    14.190        15         15.878    14.244
2012  .      14.136    17.043         3         14.190    17.116         9         14.244    17.190
2013  .      17.043    21.655         2         17.116    21.759         9         17.190    21.864
---------    ------    ------       ---         ------    ------        --         ------    ------
American Funds Global Small Capitalization
2004  .      15.032    17.874        33         13.402    15.943        43         15.071    17.937
2005  .      17.874    22.039        37         15.943    19.668        43         17.937    22.139
2006  .      22.039    26.893        32         19.668    24.011        44         22.139    27.042
2007  .      26.893    32.121        26         24.011    28.694        47         27.042    32.332
2008  .      32.121    14.685        19         28.694    13.124        41         32.332    14.796
2009  .      14.685    23.298        21         13.124    20.833        34         14.796    23.498
2010  .      23.298    28.054        11         20.833    25.098        30         23.498    28.323
2011  .      28.054    22.312        10         25.098    19.971        27         28.323    22.548
2012  .      22.312    25.936         9         19.971    23.227        22         22.548    26.237
2013  .      25.936    32.726         6         23.227    29.322        19         26.237    33.139
---------    ------    ------       ---         ------    ------        --         ------    ------
American Funds Growth
2004  .      12.314    13.627       233         10.830    11.990       443         12.344    13.673
2005  .      13.627    15.574       265         11.990    13.711       467         13.673    15.643
2006  .      15.574    16.884       230         13.711    14.872       460         15.643    16.976
2007  .      16.884    18.659       203         14.872    16.443       423         16.976    18.779
2008  .      18.659    10.283       167         16.443     9.066       394         18.779    10.360
2009  .      10.283    14.101       167          9.066    12.439       364         10.360    14.221
2010  .      14.101    16.462       132         12.439    14.529       317         14.221    16.618
2011  .      16.462    15.500       119         14.529    13.686       257         16.618    15.662
2012  .      15.500    17.974        95         13.686    15.879       165         15.662    18.180
2013  .      17.974    23.002        80         15.879    20.331       138         18.180    23.290
---------    ------    ------       ---         ------    ------       ---         ------    ------
American Funds Growth-Income
2004  .      11.838    12.852       372         11.033    11.984       581         11.867    12.897
2005  .      12.852    13.379       378         11.984    12.482       604         12.897    13.439
2006  .      13.379    15.161       327         12.482    14.151       577         13.439    15.244
2007  .      15.161    15.665       285         14.151    14.629       524         15.244    15.767
2008  .      15.665     9.576       236         14.629     8.948       486         15.767     9.648
2009  .       9.576    12.362       212          8.948    11.557       439          9.648    12.468
2010  .      12.362    13.550       167         11.557    12.673       349         12.468    13.679
2011  .      13.550    13.084       147         12.673    12.243       290         13.679    13.222
2012  .      13.084    15.120       124         12.243    14.156       185         13.222    15.295
2013  .      15.120    19.855       111         14.156    18.598       164         15.295    20.105
---------    ------    ------       ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Century VP Inflation Protection(3)
2004  .          7         10.000    10.420        121         9.910   10.426          17
2005  .         87         10.420    10.435        255        10.426   10.452          91
2006  .        109         10.435    10.452        270        10.452   10.479          88
2007  .        107         10.452    11.287        234        10.479   11.328          81
2008  .         31         11.287    10.952        357        11.328   11.002         117
2009  .         44         10.952    11.905        399        11.002   11.972         101
2010  .         36         11.905    12.338        328        11.972   12.420          95
2011  .         41         12.338    13.596        276        12.420   13.699          99
2012  .         40         13.596    14.397        242        13.699   14.521          81
2013  .         38         14.397    14.098        222        14.521   14.225          73
---------      ---         ------    ------        ---        ------   ------         ---
American Funds Global Growth
2004  .        N/A         10.221    11.283         52        10.131   11.290          41
2005  .          3         11.283    12.692        125        11.290   12.713         123
2006  .          6         12.692    15.072        223        12.713   15.112         132
2007  .          9         15.072    17.070        242        15.112   17.131         106
2008  .          6         17.070    10.370        236        17.131   10.418          93
2009  .          2         10.370    14.553        221        10.418   14.634          80
2010  .          3         14.553    16.036        176        14.634   16.142          66
2011  .          1*        16.036    14.408        147        16.142   14.518          62
2012  .          1*        14.408    17.413        121        14.518   17.563          47
2013  .          2         17.413    22.181         98        17.563   22.395          32
---------      ---         ------    ------        ---        ------   ------         ---
American Funds Global Small Capitalization
2004  .         54          7.186     8.566      1,110        14.156   16.891         123
2005  .         30          8.566    10.588      1,257        16.891   20.900         162
2006  .         31         10.588    12.952      1,225        20.900   25.593         160
2007  .         25         12.952    15.509      1,133        25.593   30.675         140
2008  .         24         15.509     7.108        963        30.675   14.073         119
2009  .         20          7.108    11.306        848        14.073   22.406         111
2010  .         16         11.306    13.647        694        22.406   27.074          94
2011  .         10         13.647    10.881        521        27.074   21.608          67
2012  .         10         10.881    12.680        428        21.608   25.206          54
2013  .          8         12.680    16.040        272        25.206   31.917          40
---------      ---         ------    ------      -----        ------   ------         ---
American Funds Growth
2004  .        297          7.860     8.720      7,627        12.337   13.700       1,530
2005  .        256          8.720     9.991      7,686        13.700   15.712       1,627
2006  .        247          9.991    10.858      7,419        15.712   17.094       1,571
2007  .        236         10.858    12.029      6,813        17.094   18.957       1,389
2008  .        193         12.029     6.646      5,899        18.957   10.484       1,194
2009  .        157          6.646     9.137      5,078        10.484   14.427       1,048
2010  .        120          9.137    10.693      3,998        14.427   16.901         884
2011  .         80         10.693    10.093      3,236        16.901   15.969         641
2012  .         72         10.093    11.734      2,686        15.969   18.583         545
2013  .         58         11.734    15.054      2,176        18.583   23.865         430
---------      ---         ------    ------      -----        ------   ------       -----
American Funds Growth-Income
2004  .        546         11.994    13.055      6,929        12.312   13.413       2,255
2005  .        498         13.055    13.624      6,890        13.413   14.012       2,484
2006  .        455         13.624    15.477      6,695        14.012   15.934       2,323
2007  .        428         15.477    16.031      5,983        15.934   16.521       2,115
2008  .        375         16.031     9.825      5,045        16.521   10.136       1,799
2009  .        297          9.825    12.715      4,330        10.136   13.130       1,555
2010  .        242         12.715    13.971      3,466        13.130   14.442       1,317
2011  .        189         13.971    13.525      2,857        14.442   13.994         985
2012  .        169         13.525    15.668      2,402        13.994   16.228         852
2013  .        148         15.668    20.627      1,965        16.228   21.385         653
---------      ---         ------    ------      -----        ------   ------       -----

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds International
2004  .   12.045      14.136         86        11.371    13.353        125        12.075    14.186
2005  .   14.136      16.895        102        13.353    15.966        129        14.186    16.972
2006  .   16.895      19.773         87        15.966    18.695        131        16.972    19.882
2007  .   19.773      23.344         76        18.695    22.082        125        19.882    23.496
2008  .   23.344      13.289         65        22.082    12.577        109        23.496    13.389
2009  .   13.289      18.702         59        12.577    17.709        102        13.389    18.862
2010  .   18.702      19.726         50        17.709    18.689         86        18.862    19.915
2011  .   19.726      16.694         47        18.689    15.823         78        19.915    16.870
2012  .   16.694      19.361         30        15.823    18.361         61        16.870    19.585
2013  .   19.361      23.165         25        18.361    21.979         52        19.585    23.456
--------- ------      ------        ---        ------    ------        ---        ------    ------
BlackRock Global Allocation V.I.
2009  .   11.012      11.569          1*       11.260    11.573          6        11.334    11.576
2010  .   11.569      12.491          1*       11.573    12.501         13         N/A        N/A
2011  .   12.491      11.839          2        12.501    11.854         14        12.511    11.870
2012  .   11.839      12.806          2        11.854    12.829         10        11.870    12.852
2013  .   12.806      14.412          2        12.829    14.446          5        12.852    14.479
--------- ------      ------        ---        ------    ------        ---        ------    ------
Delaware VIP Diversified Income
2004  .   10.207      10.872          2        10.000    10.875          3        10.080    10.878
2005  .   10.872      10.631          4        10.875    10.639         10        10.878    10.648
2006  .   10.631      11.248          9        10.639    11.263          8        10.648    11.277
2007  .   11.248      11.884          9        11.263    11.906         10        11.277    11.927
2008  .   11.884      11.117         13        11.906    11.143          9        11.927    11.168
2009  .   11.117      13.851         19        11.143    13.889         17        11.168    13.928
2010  .   13.851      14.696         26        13.889    14.744         13        13.928    14.793
2011  .   14.696      15.345         27        14.744    15.403         11        14.793    15.462
2012  .   15.345      16.131         18        15.403    16.201         12        15.462    16.271
2013  .   16.131      15.642         10        16.201    15.717          4        16.271    15.793
--------- ------      ------        ---        ------    ------        ---        ------    ------
Delaware VIP Emerging Markets
2004  .   N/A           N/A         N/A        14.430    19.378          1*       10.243    13.572
2005  .   19.360      24.206          8        19.378    24.241          2        13.572    16.986
2006  .   24.206      30.194          8        24.241    30.253          7        16.986    21.209
2007  .   30.194      41.137          8        30.253    41.238          9        21.209    28.925
2008  .   41.137      19.550          9        41.238    19.608          8        28.925    13.760
2009  .   19.550      34.167          9        19.608    34.285          5        13.760    24.072
2010  .   34.167      39.728          8        34.285    39.886          3        24.072    28.019
2011  .   39.728      31.262          8        39.886    31.401          2        28.019    22.070
2012  .   31.262      35.112          5        31.401    35.287          2        22.070    24.813
2013  .   35.112      37.943          2        35.287    38.150          1*       24.813    26.840
--------- ------      ------        ---        ------    ------        ---        ------    ------
Delaware VIP High Yield
2004  .   13.039      14.625         46        13.055    14.650         50        13.071    14.675
2005  .   14.625      14.866         46        14.650    14.899         48        14.675    14.932
2006  .   14.866      16.406         38        14.899    16.451         23        14.932    16.495
2007  .   16.406      16.549         24        16.451    16.602         23        16.495    16.655
2008  .   16.549      12.301         23        16.602    12.347         19        16.655    12.393
2009  .   12.301      17.987         27        12.347    18.063         19        12.393    18.139
2010  .   17.987      20.331         22        18.063    20.428         14        18.139    20.524
2011  .   20.331      20.465         21        20.428    20.572         11        20.524    20.679
2012  .   20.465      23.623         15        20.572    23.759         11        20.679    23.895
2013  .   23.623      25.323         11        23.759    25.481         10        23.895    25.639
--------- ------      ------        ---        ------    ------        ---        ------    ------
Delaware VIP Limited-Term Diversified Income
2005  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A
2006  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A
2007  .   N/A           N/A         N/A         N/A        N/A         N/A        10.323    10.466
2008  .   10.188      10.202          9        10.341    10.270          3         N/A        N/A
2009  .   N/A           N/A         N/A        10.270    11.379         56        10.374    11.349
2010  .   11.298      11.590          4        11.379    11.680         55        11.349    11.655
2011  .   11.590      11.692          4        11.680    11.788         55        11.655    11.769
2012  .   11.692      11.791          4        11.788    11.894         56        11.769    11.880
2013  .   11.791      11.444          4        11.894    11.550         37        11.880    11.542
--------- ------      ------        ---        ------    ------        ---        ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds International
2004  .        201          6.038     7.104      3,302        13.219    15.569       425
2005  .        117          7.104     8.512      3,720        15.569    18.673       478
2006  .        118          8.512     9.987      3,826        18.673    21.930       466
2007  .        117          9.987    11.820      3,591        21.930    25.981       450
2008  .         80         11.820     6.746      3,202        25.981    14.842       397
2009  .         63          6.746     9.517      2,715        14.842    20.961       349
2010  .         55          9.517    10.063      2,251        20.961    22.187       287
2011  .         41         10.063     8.538      1,722        22.187    18.842       211
2012  .         30          8.538     9.927      1,369        18.842    21.929       186
2013  .         29          9.927    11.906      1,077        21.929    26.329       154
---------      ---         ------    ------      -----        ------    ------       ---
BlackRock Global Allocation V.I.
2009  .          4         10.119    11.587         82        10.091    11.594         7
2010  .        N/A         11.587    12.541        148        11.594    12.562        66
2011  .          1*        12.541    11.917        158        12.562    11.948        88
2012  .          1*        11.917    12.922        148        11.948    12.969        59
2013  .          7         12.922    14.580        181        12.969    14.647        41
---------      ---         ------    ------      -----        ------    ------       ---
Delaware VIP Diversified Income
2004  .         18         10.000    10.888        204        10.041    10.895        63
2005  .         21         10.888    10.673        337        10.895    10.690       113
2006  .         68         10.673    11.321        459        10.690    11.351       131
2007  .         71         11.321    11.992        545        11.351    12.035       119
2008  .         48         11.992    11.246        572        12.035    11.298       137
2009  .         27         11.246    14.046        542        11.298    14.125       113
2010  .         25         14.046    14.940        446        14.125    15.039       110
2011  .         14         14.940    15.639        367        15.039    15.758        80
2012  .         13         15.639    16.482        334        15.758    16.624        37
2013  .         14         16.482    16.022        292        16.624    16.176        26
---------      ---         ------    ------      -----        ------    ------       ---
Delaware VIP Emerging Markets
2004  .          4         10.103    13.584         32        10.271    13.592         4
2005  .         21         13.584    17.027        147        13.592    17.054        22
2006  .         23         17.027    21.293        153        17.054    21.347        29
2007  .         22         21.293    29.082        167        21.347    29.186        35
2008  .          8         29.082    13.856        164        29.186    13.919        22
2009  .          8         13.856    24.276        143        13.919    24.411        25
2010  .          7         24.276    28.298        128        24.411    28.484        19
2011  .          6         28.298    22.323         88        28.484    22.492        16
2012  .          6         22.323    25.136         64        22.492    25.352        13
2013  .          5         25.136    27.230         62        25.352    27.491         7
---------      ---         ------    ------      -----        ------    ------       ---
Delaware VIP High Yield
2004  .         71         13.114    14.746        752        11.092    12.484       292
2005  .         71         14.746    15.027        642        12.484    12.734       288
2006  .         49         15.027    16.625        582        12.734    14.103       243
2007  .         42         16.625    16.811        531        14.103    14.275       213
2008  .         28         16.811    12.528        400        14.275    10.649       183
2009  .         26         12.528    18.364        383        10.649    15.625       158
2010  .         24         18.364    20.809        334        15.625    17.723       130
2011  .         17         20.809    20.998        237        17.723    17.902        95
2012  .         16         20.998    24.300        205        17.902    20.737        83
2013  .         14         24.300    26.113        185        20.737    22.307        72
---------      ---         ------    ------      -----        ------    ------       ---
Delaware VIP Limited-Term Diversified Income
2005  .        N/A          9.922     9.936         11        10.015     9.940         1*
2006  .        N/A          9.936    10.222         17         9.940    10.237         7
2007  .          1*        10.222    10.506         23        10.237    10.532         7
2008  .        N/A         10.506    10.293         74        10.532    10.329        13
2009  .         25         10.293    11.427        139        10.329    11.479        32
2010  .         28         11.427    11.752        215        11.479    11.817        31
2011  .         42         11.752    11.885        153        11.817    11.962        36
2012  .         34         11.885    12.016        120        11.962    12.106        34
2013  .          9         12.016    11.692        111        12.106    11.791        30
---------      ---         ------    ------      -----        ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP REIT
2004  .      14.455    18.639        48         14.473    18.671        55         14.491    18.704
2005  .      18.639    19.592        49         18.671    19.635        55         18.704    19.679
2006  .      19.592    25.500        41         19.635    25.569        52         19.679    25.640
2007  .      25.500    21.527        22         25.569    21.596        43         25.640    21.666
2008  .      21.527    13.702        19         21.596    13.753        39         21.666    13.805
2009  .      13.702    16.610        15         13.753    16.680        34         13.805    16.752
2010  .      16.610    20.686         8         16.680    20.784        30         16.752    20.883
2011  .      20.686    22.508         7         20.784    22.626        29         20.883    22.745
2012  .      22.508    25.817         7         22.626    25.965        11         22.745    26.115
2013  .      25.817    25.883         6         25.965    26.044         9         26.115    26.208
---------    ------    ------        --         ------    ------        --         ------    ------
Delaware VIP Small Cap Value
2004  .      15.245    18.169        49         15.262    18.199        46         15.280    18.229
2005  .      18.169    19.507        58         18.199    19.548        45         18.229    19.590
2006  .      19.507    22.235        49         19.548    22.294        44         19.590    22.353
2007  .      22.235    20.376        42         22.294    20.440        34         22.353    20.504
2008  .      20.376    14.016        32         20.440    14.067        24         20.504    14.118
2009  .      14.016    18.138        24         14.067    18.213        19         14.118    18.289
2010  .      18.138    23.535        20         18.213    23.645        18         18.289    23.755
2011  .      23.535    22.782        18         23.645    22.899        12         23.755    23.017
2012  .      22.782    25.464        16         22.899    25.608         8         23.017    25.753
2013  .      25.464    33.356        13         25.608    33.561         7         25.753    33.769
---------    ------    ------        --         ------    ------        --         ------    ------
Delaware VIP Smid Cap Growth(4)
2004  .      13.335    14.733        43         13.351    14.757        39         13.365    14.780
2005  .      14.733    15.305        31         14.757    15.338        32         14.780    15.370
2006  .      15.305    16.159        28         15.338    16.202        31         15.370    16.244
2007  .      16.159    17.557        23         16.202    17.613        25         16.244    17.666
2008  .      17.557     9.177        18         17.613     9.211        18         17.666     9.243
2009  .       9.177    13.935        13          9.211    13.993        17          9.243    14.050
2010  .      16.564    18.736        13         16.639    18.823        17         16.713    18.909
2011  .      18.736    19.885        12         18.823    19.988        12         18.909    20.089
2012  .      19.885    21.655         8         19.988    21.778         9         20.089    21.899
2013  .      21.655    30.029         7         21.778    30.214         9         21.899    30.398
---------    ------    ------        --         ------    ------        --         ------    ------
Delaware VIP U.S. Growth
2004  .       9.830     9.962         3          9.851     9.988        15          9.851     9.993
2005  .       9.962    11.211         6          9.988    11.246        14          9.993    11.257
2006  .      11.211    11.254         3         11.246    11.296        13         11.257    11.313
2007  .      11.254    12.440         3         11.296    12.492        11         11.313    12.517
2008  .      12.440     6.992         2         12.492     7.025         8         12.517     7.042
2009  .       6.992     9.831         2          7.025     9.882         8          7.042     9.912
2010  .       9.831    10.980         2          9.882    11.042         5          9.912    11.081
2011  .      10.980    11.610         2         11.042    11.682         4         11.081    11.729
2012  .       N/A        N/A        N/A         11.682    13.331         4         11.729    13.391
2013  .       N/A        N/A        N/A         13.331    17.638         1*        13.391    17.727
---------    ------    ------       ---         ------    ------        --         ------    ------
Delaware VIP Value
2004  .      11.169    12.589        11         11.182    12.610        17         11.195    12.631
2005  .      12.589    13.100        28         12.610    13.128        20         12.631    13.157
2006  .      13.100    15.952        20         13.128    15.994        22         13.157    16.037
2007  .      15.952    15.221        13         15.994    15.269        21         16.037    15.317
2008  .      15.221     9.946        12         15.269     9.982        19         15.317    10.018
2009  .       9.946    11.510         9          9.982    11.557        14         10.018    11.606
2010  .      11.510    13.056         8         11.557    13.117        14         11.606    13.178
2011  .      13.056    14.032         7         13.117    14.104        11         13.178    14.177
2012  .      14.032    15.795         5         14.104    15.884         8         14.177    15.974
2013  .      15.795    20.722         5         15.884    20.849        10         15.974    20.978
---------    ------    ------       ---         ------    ------        --         ------    ------
DWS Alternative Asset Allocation
2009  .       N/A        N/A        N/A          N/A        N/A        N/A         10.800    11.514
2010  .       N/A        N/A        N/A          N/A        N/A        N/A         11.514    12.714
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2013  .       N/A        N/A        N/A          N/A        N/A        N/A         13.331    12.955
---------    ------    ------       ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP REIT
2004  .         84         14.539    18.793       700         12.212    15.802       153
2005  .         68         18.793    19.803       644         15.802    16.668       157
2006  .         48         19.803    25.840       606         16.668    21.771       142
2007  .         41         25.840    21.868       443         21.771    18.442       117
2008  .         32         21.868    13.955       339         18.442    11.781       102
2009  .         26         13.955    16.958       258         11.781    14.331        93
2010  .         21         16.958    21.173       221         14.331    17.910        76
2011  .         19         21.173    23.095       184         17.910    19.556        59
2012  .         19         23.095    26.557       139         19.556    22.509        46
2013  .         17         26.557    26.691       116         22.509    22.645        39
---------       --         ------    ------       ---         ------    ------       ---
Delaware VIP Small Cap Value
2004  .         97         15.333    18.319       878         13.184    15.767       194
2005  .         64         18.319    19.717       866         15.767    16.988       213
2006  .         52         19.717    22.532       829         16.988    19.432       217
2007  .         43         22.532    20.699       724         19.432    17.869       190
2008  .         36         20.699    14.274       583         17.869    12.335       149
2009  .         28         14.274    18.518       456         12.335    16.018       135
2010  .         24         18.518    24.088       337         16.018    20.858       107
2011  .         21         24.088    23.376       271         20.858    20.261        60
2012  .         20         23.376    26.194       208         20.261    22.726        45
2013  .         19         26.194    34.397       153         22.726    29.874        37
---------       --         ------    ------       ---         ------    ------       ---
Delaware VIP Smid Cap Growth(4)
2004  .         63         13.412    14.854       735         12.566    13.931       160
2005  .         50         14.854    15.470       628         13.931    14.523       160
2006  .         42         15.470    16.374       614         14.523    15.387       146
2007  .         38         16.374    17.835       524         15.387    16.777       132
2008  .         28         17.835     9.346       394         16.777     8.800       110
2009  .         19          9.346    14.227       328          8.800    13.409        96
2010  .         13         16.943    19.176       252         15.982    18.092        67
2011  .         11         19.176    20.403       197         18.092    19.269        48
2012  .         10         20.403    22.275       181         19.269    21.058        36
2013  .          9         22.275    30.965       133         21.058    29.303        32
---------       --         ------    ------       ---         ------    ------       ---
Delaware VIP U.S. Growth
2004  .          9          9.886    10.044       198         11.484    11.679        55
2005  .          8         10.044    11.331       195         11.679    13.189        48
2006  .          8         11.331    11.404       175         13.189    13.287        44
2007  .         10         11.404    12.637       163         13.287    14.738        37
2008  .         10         12.637     7.121       137         14.738     8.313        32
2009  .          6          7.121    10.037       122          8.313    11.729        26
2010  .          6         10.037    11.238        98         11.729    13.146        20
2011  .          6         11.238    11.913        80         13.146    13.949        15
2012  .          6         11.913    13.621        65         13.949    15.966        13
2013  .          6         13.621    18.059        58         15.966    21.188        13
---------       --         ------    ------       ---         ------    ------       ---
Delaware VIP Value
2004  .         30         11.234    12.694       197         12.064    13.645        83
2005  .         51         12.694    13.242       268         13.645    14.249        83
2006  .         55         13.242    16.166       360         14.249    17.411        85
2007  .         54         16.166    15.463       406         17.411    16.672        77
2008  .         22         15.463    10.129       303         16.672    10.932        68
2009  .         22         10.129    11.752       248         10.932    12.695        57
2010  .         18         11.752    13.364       199         12.695    14.452        44
2011  .         13         13.364    14.399       147         14.452    15.586        34
2012  .         12         14.399    16.248       144         15.586    17.606        28
2013  .         12         16.248    21.370       124         17.606    23.178        27
---------       --         ------    ------       ---         ------    ------       ---
DWS Alternative Asset Allocation
2009  .          6         10.583    11.503         6         10.592    11.508         1*
2010  .          6         11.503    12.722        13         11.508    12.739         2
2011  .        N/A         12.722    12.154        11         12.739    12.182        20
2012  .        N/A         12.154    13.107         9         12.182    13.151        16
2013  .          1*        13.107    13.022         7         13.151    13.078         8
---------      ---         ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
DWS VIT Equity 500 Index
2004  .      10.866    11.820        21         10.116    11.010        25         10.891    11.859
2005  .      11.820    12.170        15         11.010    11.342        27         11.859    12.223
2006  .      12.170    13.829        13         11.342    12.894        29         12.223    13.903
2007  .      13.829    14.324         8         12.894    13.361        29         13.903    14.414
2008  .      14.324     8.855         5         13.361     8.264        26         14.414     8.920
2009  .       8.855    11.002         4          8.264    10.274        24          8.920    11.094
2010  .      11.002    12.414         2         10.274    11.597        19         11.094    12.530
2011  .      12.414    12.435         1*        11.597    11.622        19         12.530    12.563
2012  .      12.435    14.151         1*        11.622    13.234        18         12.563    14.312
2013  .      14.151    16.563         1*        13.234    15.492        18         14.312    16.757
---------    ------    ------        --         ------    ------        --         ------    ------
DWS VIT Small Cap Index
2004  .      13.632    15.790         3         13.647    15.815         5         13.661    15.840
2005  .      15.790    16.193         4         15.815    16.227         4         15.840    16.261
2006  .      16.193    18.714         4         16.227    18.763         8         16.261    18.811
2007  .      18.714    18.058         4         18.763    18.114         5         18.811    18.170
2008  .      18.058    11.701         4         18.114    11.743         5         18.170    11.785
2009  .      11.701    14.568         5         11.743    14.628         4         11.785    14.688
2010  .      14.568    18.112         4         14.628    18.195         3         14.688    18.279
2011  .      18.112    17.029         4         18.195    17.116         3         18.279    17.203
2012  .      17.029    19.472         4         17.116    19.582         3         17.203    19.691
2013  .      19.472    26.554         4         19.582    26.717         2         19.691    26.880
---------    ------    ------        --         ------    ------        --         ------    ------
Fidelity VIP Contrafund
2004  .      12.263    13.891        24         12.275    13.912        76         12.291    13.937
2005  .      13.891    15.940        45         13.912    15.972        80         13.937    16.008
2006  .      15.940    17.471        36         15.972    17.515        90         16.008    17.564
2007  .      17.471    20.159        37         17.515    20.219        80         17.564    20.286
2008  .      20.159    11.363        35         20.219    11.403        67         20.286    11.447
2009  .      11.363    15.142        34         11.403    15.203        64         11.447    15.268
2010  .      15.142    17.415        25         15.203    17.494        50         15.268    17.578
2011  .      17.415    16.653        22         17.494    16.737        37         17.578    16.826
2012  .      16.653    19.025        19         16.737    19.130        30         16.826    19.241
2013  .      19.025    24.506        15         19.130    24.654        24         19.241    24.809
---------    ------    ------        --         ------    ------        --         ------    ------
Fidelity VIP Equity-Income(1)
2004  .      11.568    12.656        53         11.580    12.677        66         11.595    12.699
2005  .      12.657    13.143        59         12.677    13.171        66         12.699    13.200
2006  .      13.143    15.504        51         13.171    15.545        75         13.200    15.587
2007  .      15.504    15.445        40         15.545    15.492        79         15.587    15.543
2008  .      15.445     8.688        34         15.492     8.719        75         15.543     8.752
2009  .       8.688    11.099        27          8.719    11.145        71          8.752    11.192
2010  .      11.099    12.546        18         11.145    12.604        58         11.192    12.664
2011  .      12.546    12.422        14         12.604    12.485        46         12.664    12.551
2012  .      12.422    14.302        11         12.485    14.382         6         12.551    14.465
2013  .      14.302    16.716         9         14.382    16.813         6         14.465    16.913
---------    ------    ------        --         ------    ------        --         ------    ------
Fidelity VIP Growth
2004  .      10.525    10.676        25         10.537    10.694         4         10.549    10.711
2005  .      10.676    11.079        25         10.694    11.103         7         10.711    11.126
2006  .      11.079    11.614        24         11.103    11.645         7         11.126    11.675
2007  .      11.614    14.470        15         11.645    14.515         6         11.675    14.560
2008  .      14.470     7.499        15         14.515     7.527         7         14.560     7.554
2009  .       7.499     9.439        10          7.527     9.479         7          7.554     9.518
2010  .       9.439    11.501         8          9.479    11.554         5          9.518    11.607
2011  .      11.501    11.309         6         11.554    11.367         3         11.607    11.425
2012  .      11.309    12.726         4         11.367    12.798         1*        11.425    12.870
2013  .      12.726    17.024         4         12.798    17.129         1*        12.870    17.234
---------    ------    ------        --         ------    ------        --         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
DWS VIT Equity 500 Index
2004  .         32          9.229    10.064       371         12.078    13.185        88
2005  .         31         10.064    10.388       339         13.185    13.623        76
2006  .         36         10.388    11.834       325         13.623    15.534        68
2007  .         28         11.834    12.287       293         15.534    16.146        66
2008  .         19         12.287     7.615       229         16.146    10.016        34
2009  .         17          7.615     9.486       164         10.016    12.489        56
2010  .         16          9.486    10.729       134         12.489    14.141        53
2011  .         14         10.729    10.774       109         14.141    14.214        21
2012  .         14         10.774    12.292        82         14.214    16.233        15
2013  .         11         12.292    14.401        69         16.233    19.025        13
---------       --         ------    ------       ---         ------    ------        --
DWS VIT Small Cap Index
2004  .          8         13.708    15.918        92         13.582    15.787        20
2005  .          9         15.918    16.366       105         15.787    16.247        26
2006  .         20         16.366    18.961       109         16.247    18.842        28
2007  .         19         18.961    18.342        92         18.842    18.246        27
2008  .          8         18.342    11.915        77         18.246    11.864        23
2009  .          6         11.915    14.872        62         11.864    14.823        15
2010  .          3         14.872    18.536        55         14.823    18.493        10
2011  .          2         18.536    17.471        44         18.493    17.449         6
2012  .          2         17.471    20.028        33         17.449    20.022         4
2013  .          2         20.028    27.380        27         20.022    27.400         4
---------       --         ------    ------       ---         ------    ------        --
Fidelity VIP Contrafund
2004  .         69         12.334    14.007       727         12.276    13.954       226
2005  .         88         14.007    16.113       878         13.954    16.069       313
2006  .        101         16.113    17.705       957         16.069    17.674       312
2007  .         94         17.705    20.480       887         17.674    20.465       268
2008  .         57         20.480    11.574       730         20.465    11.577       229
2009  .         41         11.574    15.460       654         11.577    15.480       203
2010  .         35         15.460    17.826       548         15.480    17.866       177
2011  .         28         17.826    17.089       479         17.866    17.145       137
2012  .         34         17.089    19.571       358         17.145    19.655        98
2013  .         32         19.571    25.273       304         19.655    25.406        82
---------      ---         ------    ------       ---         ------    ------       ---
Fidelity VIP Equity-Income(1)
2004  .         57         11.635    12.762       721         12.419    13.636       307
2005  .         50         12.762    13.285       682         13.636    14.209       306
2006  .         56         13.285    15.711       655         14.209    16.821       299
2007  .         43         15.711    15.690       600         16.821    16.815       274
2008  .         29         15.690     8.848       473         16.815     9.492       225
2009  .         25          8.848    11.332       335          9.492    12.169       189
2010  .         21         11.332    12.842       253         12.169    13.804       166
2011  .         15         12.842    12.746       191         13.804    13.714       123
2012  .         13         12.746    14.712       155         13.714    15.846        94
2013  .         13         14.712    17.212       141         15.846    18.545        92
---------      ---         ------    ------       ---         ------    ------       ---
Fidelity VIP Growth
2004  .         18         10.585    10.764       190         12.308    12.528        53
2005  .         23         10.764    11.198       187         12.528    13.047        42
2006  .         23         11.198    11.768       164         13.047    13.725        44
2007  .         15         11.768    14.699       158         13.725    17.159        39
2008  .          9         14.699     7.637       141         17.159     8.925        38
2009  .          9          7.637     9.637       103          8.925    11.273        34
2010  .          8          9.637    11.771        72         11.273    13.783        25
2011  .          7         11.771    11.603        53         13.783    13.600        13
2012  .          7         11.603    13.090        47         13.600    15.358        11
2013  .          6         13.090    17.555        41         15.358    20.617        10
---------      ---         ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity VIP Mid Cap
2005  .      10.237    11.564         1*        10.000    11.568         1*        10.182    11.571
2006  .      11.564    12.786         5         11.568    12.796        17         11.571    12.806
2007  .      12.786    14.506         7         12.796    14.524        13         12.806    14.543
2008  .      14.506     8.617         5         14.524     8.632         8         14.543     8.648
2009  .       8.617    11.845        10          8.632    11.872         9          8.648    11.900
2010  .      11.845    14.981         6         11.872    15.022        14         11.900    15.064
2011  .      14.981    13.136         6         15.022    13.179        12         15.064    13.223
2012  .      13.136    14.803         4         13.179    14.859        11         13.223    14.915
2013  .      14.803    19.784         3         14.859    19.869         5         14.915    19.954
---------    ------    ------        --         ------    ------        --         ------    ------
Fidelity VIP Overseas(5)
2004  .      11.999    13.374        11         12.017    13.401         9         12.028    13.419
2005  .      13.374    15.626        16         13.401    15.665        13         13.419    15.695
2006  .      15.626    18.102        16         15.665    18.156         9         15.695    18.200
2007  .      18.102    20.843        11         18.156    20.915         7         18.200    20.976
2008  .      20.843    11.490         9         20.915    11.535         5         20.976    11.575
2009  .      11.490    14.265         7         11.535    14.329         5         11.575    14.385
2010  .      14.265    15.832         3         14.329    15.910         3         14.385    15.981
2011  .      15.832    12.872         3         15.910    12.943         3         15.981    13.006
2012  .      12.872    15.241         2         12.943    15.333         1*        13.006    15.416
2013  .      15.241    17.009         2         15.333    17.114         1*        15.416    17.210
---------    ------    ------        --         ------    ------        --         ------    ------
FTVIPT Franklin Income Securities
2006  .       N/A        N/A        N/A         10.438    11.225         3          N/A        N/A
2007  .      11.375    11.453        30         11.225    11.462        14         11.474    11.471
2008  .      11.453     7.925         7         11.462     7.935        13         11.471     7.945
2009  .       7.925    10.570        11          7.935    10.589        13          7.945    10.608
2010  .      10.570    11.714        11         10.589    11.741        12         10.608    11.768
2011  .      11.714    11.797         6         11.741    11.830        11         11.768    11.864
2012  .      11.797    13.072         6         11.830    13.116        11         11.864    13.159
2013  .      13.072    14.651         4         13.116    14.707         7         13.159    14.763
---------    ------    ------       ---         ------    ------        --         ------    ------
FTVIPT Franklin Small-Mid Cap Growth Securities(6)
2004  .      11.644    12.768        21         11.658    12.789        16         11.672    12.811
2005  .      12.768    13.160        20         12.789    13.189        15         12.811    13.218
2006  .      13.160    14.070        19         13.189    14.108        15         13.218    14.146
2007  .      14.070    15.396        17         14.108    15.445        15         14.146    15.494
2008  .      15.396     8.708        14         15.445     8.740        13         15.494     8.773
2009  .       8.708    12.298        15          8.740    12.350        13          8.773    12.402
2010  .      12.298    15.439        11         12.350    15.511         9         12.402    15.584
2011  .      15.439    14.452         8         15.511    14.527         8         15.584    14.603
2012  .      14.452    15.758         6         14.527    15.848         7         14.603    15.939
2013  .      15.758    18.363         5         15.848    18.471         7         15.939    18.580
---------    ------    ------       ---         ------    ------        --         ------    ------
FTVIPT Mutual Shares Securities
2006  .      10.492    11.267         4         10.134    11.270         5         11.151    11.274
2007  .      11.267    11.467         5         11.270    11.477        12         11.274    11.486
2008  .      11.467     7.093         2         11.477     7.104        10         11.486     7.112
2009  .       7.093     8.795         2          7.104     8.812         9          7.112     8.827
2010  .       8.795     9.619         2          8.812     9.643         9          8.827     9.664
2011  .       9.619     9.363         6          9.643     9.391         6          9.664     9.416
2012  .       9.363    10.522         6          9.391    10.558         2          9.416    10.592
2013  .      10.522    13.275         6         10.558    13.327         1*        10.592    13.377
---------    ------    ------       ---         ------    ------        --         ------    ------
FTVIPT Templeton Global Bond Securities
2005  .       9.944     9.873         4          N/A        N/A        N/A          9.763     9.879
2006  .       9.873    10.952         5         10.217    10.960         2          9.879    10.969
2007  .      10.952    11.958         5         10.960    11.973         6         10.969    11.988
2008  .      11.958    12.492         6         11.973    12.514         5         11.988    12.537
2009  .      12.492    14.583         3         12.514    14.617         6         12.537    14.650
2010  .      14.583    16.417         5         14.617    16.463         7         14.650    16.509
2011  .      16.417    16.008         6         16.463    16.061         6         16.509    16.113
2012  .      16.008    18.118         5         16.061    18.187        10         16.113    18.256
2013  .      18.118    18.112         3         18.187    18.190         7         18.256    18.268
---------    ------    ------       ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity VIP Mid Cap
2005  .         15         10.000    11.581        72         10.145    11.587       32
2006  .         10         11.581    12.836       211         11.587    12.856       77
2007  .         10         12.836    14.599       181         12.856    14.637       78
2008  .         18         14.599     8.694       212         14.637     8.725       57
2009  .         11          8.694    11.981       175          8.725    12.036       58
2010  .         15         11.981    15.191       156         12.036    15.276       65
2011  .          6         15.191    13.354       129         15.276    13.442       43
2012  .          6         13.354    15.086       122         13.442    15.200       29
2013  .          7         15.086    20.212        98         15.200    20.386       14
---------       --         ------    ------       ---         ------    ------       --
Fidelity VIP Overseas(5)
2004  .         12         12.069    13.486       194         14.211    15.895       57
2005  .          9         13.486    15.796       227         15.895    18.637       60
2006  .         13         15.796    18.345       220         18.637    21.665       56
2007  .         11         18.345    21.175       183         21.665    25.033       54
2008  .          7         21.175    11.702       187         25.033    13.847       52
2009  .          5         11.702    14.565       129         13.847    17.252       42
2010  .          5         14.565    16.205       107         17.252    19.214       34
2011  .          5         16.205    13.209        84         19.214    15.677       27
2012  .          4         13.209    15.680        73         15.677    18.628       24
2013  .          3         15.680    17.514        73         18.628    20.815       22
---------       --         ------    ------       ---         ------    ------       --
FTVIPT Franklin Income Securities
2006  .        N/A          9.990    11.239       103         10.106    11.246       16
2007  .          3         11.239    11.499       353         11.246    11.518       37
2008  .         11         11.499     7.976       342         11.518     7.997       60
2009  .          9          7.976    10.665       362          7.997    10.704       40
2010  .         10         10.665    11.850       301         10.704    11.905       43
2011  .         11         11.850    11.964       242         11.905    12.031       47
2012  .         11         11.964    13.290       186         12.031    13.378       45
2013  .         12         13.290    14.933       180         13.378    15.047       37
---------      ---         ------    ------       ---         ------    ------       --
FTVIPT Franklin Small-Mid Cap Growth Securities(6)
2004  .         19          5.997     6.592       747         12.971    14.273       55
2005  .         13          6.592     6.812       787         14.273    14.763       51
2006  .         12          6.812     7.301       760         14.763    15.839       51
2007  .          9          7.301     8.009       678         15.839    17.392       44
2008  .         14          8.009     4.541       537         17.392     9.872       43
2009  .         12          4.541     6.430       447          9.872    13.990       37
2010  .         13          6.430     8.092       355         13.990    17.625       33
2011  .          4          8.092     7.594       257         17.625    16.556       24
2012  .          4          7.594     8.301       191         16.556    18.116       13
2013  .          4          8.301     9.682       173         18.116    21.138       10
---------      ---         ------    ------       ---         ------    ------       --
FTVIPT Mutual Shares Securities
2006  .          1*         9.899    11.284        68         10.057    11.291       24
2007  .         18         11.284    11.514       223         11.291    11.532       45
2008  .          7         11.514     7.141       244         11.532     7.159       39
2009  .          7          7.141     8.876       197          7.159     8.907       35
2010  .          7          8.876     9.732       168          8.907     9.776       20
2011  .          8          9.732     9.497       135          9.776     9.549       14
2012  .          8          9.497    10.699       107          9.549    10.769       12
2013  .          7         10.699    13.531        84         10.769    13.634       14
---------      ---         ------    ------       ---         ------    ------       --
FTVIPT Templeton Global Bond Securities
2005  .          4          9.952     9.887        26          9.912     9.893       11
2006  .          8          9.887    10.995        95          9.893    11.012       20
2007  .         18         10.995    12.035       153         11.012    12.066       24
2008  .         35         12.035    12.604       338         12.066    12.649       75
2009  .         19         12.604    14.751       320         12.649    14.818       66
2010  .         10         14.751    16.647       307         14.818    16.740       63
2011  .          4         16.647    16.273       247         16.740    16.380       46
2012  .          4         16.273    18.464       186         16.380    18.605       34
2013  .          3         18.464    18.504       162         18.605    18.663       23
---------      ---         ------    ------       ---         ------    ------       --

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
FTVIPT Templeton Growth Securities
2004  .      11.641    13.285        19         11.654    13.307        34         11.670    13.332
2005  .      13.285    14.226        20         13.307    14.256        35         13.332    14.290
2006  .      14.226    17.045        17         14.256    17.090        36         14.290    17.139
2007  .      17.045    17.160        15         17.090    17.213        31         17.139    17.271
2008  .      17.160     9.735        12         17.213     9.770        28         17.271     9.808
2009  .       9.735    12.554        10          9.770    12.606        24          9.808    12.661
2010  .      12.554    13.262         9         12.606    13.323        21         12.661    13.388
2011  .      13.262    12.135         8         13.323    12.197        10         13.388    12.263
2012  .      12.135    14.451         8         12.197    14.532        10         12.263    14.618
2013  .      14.451    18.595         8         14.532    18.709         8         14.618    18.829
---------    ------    ------        --         ------    ------        --         ------    ------
Invesco V.I. American Franchise
2006  .      11.581    11.401         1*        11.608    11.431         3         11.636    11.462
2007  .      11.401    12.530         1*        11.431    12.570         3         11.462    12.610
2008  .      12.530     7.071         1*        12.570     7.097         3         12.610     7.123
2009  .       7.071     8.397         1*         7.097     8.432         3          7.123     8.467
2010  .       8.397     9.515         1*         8.432     9.560         3          8.467     9.604
2011  .       9.515     8.600         1*         9.560     8.644         3          9.604     8.689
2012  .       9.866     9.495         1*         9.919     9.549         2          9.972     9.603
2013  .       9.495    13.057         1*         9.549    13.137         2          9.603    13.218
---------    ------    ------        --         ------    ------        --         ------    ------
Invesco V.I. Core Equity
2006  .      10.725    11.561        17         10.749    11.590         7         10.774    11.621
2007  .      11.561    12.267        13         11.590    12.305         6         11.621    12.344
2008  .      12.267     8.408        12         12.305     8.438         4         12.344     8.469
2009  .       8.408    10.584        13          8.438    10.628         4          8.469    10.672
2010  .      10.584    11.374        12         10.628    11.426         1*        10.672    11.480
2011  .      11.374    11.155        12         11.426    11.212         1*        11.480    11.270
2012  .      11.155    12.466         9         11.212    12.536         1*        11.270    12.607
2013  .      12.466    15.810         9         12.536    15.907         1*        12.607    16.005
---------    ------    ------        --         ------    ------        --         ------    ------
Invesco V.I. International Growth
2004  .      11.104    13.512         1*        11.113    13.530         3         11.133    13.560
2005  .      13.512    15.643         1*        13.530    15.672         4         13.560    15.715
2006  .      15.643    19.678         1*        15.672    19.723         6         15.715    19.788
2007  .      19.678    22.152         1*        19.723    22.215         6         19.788    22.298
2008  .       N/A        N/A        N/A         22.215    12.998         2         22.298    13.053
2009  .       N/A        N/A        N/A         12.998    17.257         2         13.053    17.339
2010  .       N/A        N/A        N/A         17.257    19.125         2         17.339    19.225
2011  .       N/A        N/A        N/A         19.125    17.505         2         19.225    17.605
2012  .       N/A        N/A        N/A         17.505    19.855         3         17.605    19.979
2013  .       N/A        N/A        N/A         19.855    23.197         2         19.979    23.354
---------    ------    ------       ---         ------    ------        --         ------    ------
Janus Aspen Global Research
2004  .      10.234    10.522         2         10.245    10.539         5         10.256    10.556
2005  .      10.522    10.926         3         10.539    10.949         5         10.556    10.972
2006  .      10.926    12.675         3         10.949    12.708         4         10.972    12.741
2007  .      12.675    13.635         1*        12.708    13.678         4         12.741    13.720
2008  .      13.635     7.402         1*        13.678     7.429         1*        13.720     7.456
2009  .       7.402    10.004         1*         7.429    10.046         1*         7.456    10.087
2010  .      10.004    11.368         1*        10.046    11.421         1*        10.087    11.473
2011  .      11.368     9.618         1*        11.421     9.667         1*        11.473     9.716
2012  .       9.618    11.339         1*         9.667    11.403         1*         9.716    11.467
2013  .       N/A        N/A        N/A         11.403    14.372         1*        11.467    14.461
---------    ------    ------       ---         ------    ------        --         ------    ------
Janus Aspen Series Balanced
2004  .      10.947    11.660        24         10.960    11.680        46         10.973    11.701
2005  .      11.660    12.348        31         11.680    12.376        43         11.701    12.403
2006  .      12.348    13.411        26         12.376    13.448        43         12.403    13.484
2007  .      13.411    14.549        22         13.448    14.596        35         13.484    14.643
2008  .      14.549    12.012        19         14.596    12.057        37         14.643    12.102
2009  .      12.012    14.839        11         12.057    14.901        32         12.102    14.964
2010  .      14.839    15.781        10         14.901    15.856        37         14.964    15.931
2011  .      15.781    15.733         8         15.856    15.815        33         15.931    15.898
2012  .      15.733    17.546         6         15.815    17.646        14         15.898    17.747
2013  .      17.546    20.676         6         17.646    20.805         6         17.747    20.935
---------    ------    ------       ---         ------    ------        --         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
FTVIPT Templeton Growth Securities
2004  .         25         11.241    12.861       451         12.709    14.555       104
2005  .         23         12.861    13.806       508         14.555    15.641       105
2006  .         21         13.806    16.583       528         15.641    18.806       112
2007  .         17         16.583    16.737       495         18.806    18.998       103
2008  .         15         16.737     9.519       419         18.998    10.816        83
2009  .         10          9.519    12.306       305         10.816    13.997        65
2010  .         10         12.306    13.032       218         13.997    14.838        53
2011  .          8         13.032    11.954       181         14.838    13.624        40
2012  .          8         11.954    14.272       148         13.624    16.282        28
2013  .          6         14.272    18.411       134         16.282    21.025        26
---------       --         ------    ------       ---         ------    ------       ---
Invesco V.I. American Franchise
2006  .          3         11.718    11.555       115         14.693    14.498         6
2007  .          3         11.555    12.731        91         14.498    15.990         5
2008  .          3         12.731     7.203        71         15.990     9.056         3
2009  .          2          7.203     8.574        50          9.056    10.791         2
2010  .          2          8.574     9.741        28         10.791    12.271         2
2011  .          1*         9.741     8.826        26         12.271    11.129         1*
2012  .          1*        10.134     9.769        26         12.783    12.331         1*
2013  .          1*         9.769    13.466        22         12.331    17.016         1*
---------       --         ------    ------       ---         ------    ------       ---
Invesco V.I. Core Equity
2006  .         41         10.850    11.714       161         13.391    14.467        18
2007  .         36         11.714    12.461       125         14.467    15.406        17
2008  .         30         12.461     8.562       105         15.406    10.596        14
2009  .         27          8.562    10.806        59         10.596    13.386        13
2010  .         27         10.806    11.641        53         13.386    14.435        12
2011  .         16         11.641    11.445        51         14.435    14.206        11
2012  .         15         11.445    12.823        38         14.206    15.932         8
2013  .         14         12.823    16.303        26         15.932    20.277         9
---------       --         ------    ------       ---         ------    ------       ---
Invesco V.I. International Growth
2004  .         14         11.169    13.625        96         12.496    15.258         3
2005  .         13         13.625    15.814        98         15.258    17.727         3
2006  .         15         15.814    19.942       101         17.727    22.377         3
2007  .         15         19.942    22.506        88         22.377    25.279         5
2008  .         14         22.506    13.194        63         25.279    14.835         2
2009  .         12         13.194    17.553        51         14.835    19.756         1*
2010  .          9         17.553    19.492        42         19.756    21.960         1*
2011  .          3         19.492    17.877        35         21.960    20.160         1*
2012  .          3         17.877    20.317        27          N/A        N/A        N/A
2013  .          3         20.317    23.785        25          N/A        N/A        N/A
---------       --         ------    ------       ---         ------    ------       ---
Janus Aspen Global Research
2004  .          5         10.292    10.609       122         12.228    12.617        11
2005  .          4         10.609    11.044       110         12.617    13.147         8
2006  .          3         11.044    12.843       105         13.147    15.305         8
2007  .          3         12.843    13.851       101         15.305    16.522         7
2008  .          3         13.851     7.538        89         16.522     9.001         5
2009  .          3          7.538    10.214        68          9.001    12.208         3
2010  .          2         10.214    11.635        60         12.208    13.920         3
2011  .          2         11.635     9.868        24         13.920    11.821         1*
2012  .          3          9.868    11.664        24         11.821    14.006         1*
2013  .          1*        11.664    14.731        23         14.006    17.702         1*
---------       --         ------    ------       ---         ------    ------       ---
Janus Aspen Series Balanced
2004  .         85         11.011    11.758       668         10.863    11.612       115
2005  .         82         11.758    12.483       593         11.612    12.340       119
2006  .         58         12.483    13.591       503         12.340    13.450       107
2007  .         48         13.591    14.781       428         13.450    14.642       104
2008  .         37         14.781    12.235       364         14.642    12.131        81
2009  .         25         12.235    15.151       281         12.131    15.038        78
2010  .         20         15.151    16.154       174         15.038    16.049        79
2011  .         14         16.154    16.145       142         16.049    16.056        52
2012  .         12         16.145    18.050       121         16.056    17.969        52
2013  .         12         18.050    21.323       103         17.969    21.249        33
---------       --         ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
Janus Aspen Series Enterprise
2004  .      10.667    12.640         2         10.679    12.662        10         10.692    12.683
2005  .      12.640    13.929         2         12.662    13.959        10         12.683    13.990
2006  .      13.929    15.524         2         13.959    15.566         8         13.990    15.608
2007  .      15.524    18.590         2         15.566    18.649         9         15.608    18.709
2008  .      18.590    10.266         1*        18.649    10.304         7         18.709    10.342
2009  .      10.266    14.586         1*        10.304    14.647         5         10.342    14.709
2010  .      14.586    18.009         1*        14.647    18.093         4         14.709    18.178
2011  .      18.009    17.421         1*         N/A        N/A        N/A         18.178    17.603
2012  .      17.421    20.047         1*         N/A        N/A        N/A         17.603    20.277
2013  .      20.047    26.036         1*         N/A        N/A        N/A         20.277    26.361
---------    ------    ------         -         ------    ------       ---         ------    ------
LVIP Baron Growth Opportunities(7)
2006  .       N/A        N/A        N/A          N/A        N/A        N/A         10.764    10.623
2007  .      11.522    10.800         1*        11.133    10.808         1*        10.623    10.817
2008  .      10.800     6.465         1*        10.808     6.474         1*        10.817     6.482
2009  .       6.465     8.797         1*         N/A        N/A        N/A          6.482     8.829
2010  .       8.797    10.936         1*         8.813    10.961         6          8.829    10.987
2011  .      10.936    11.190         1*        10.961    11.221         2         10.987    11.253
2012  .      11.190    13.015         1*        11.221    13.058         2         11.253    13.101
2013  .      13.015    17.931         1*         N/A        N/A        N/A         13.101    18.068
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP BlackRock Emerging Markets RPM
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2013  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP BlackRock Equity Dividend RPM
2005  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2013  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP BlackRock Global Allocation V.I. RPM
2013  .      10.156    10.404        13          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP BlackRock Inflation Protected Bond
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .      10.096    11.110         1*         N/A        N/A        N/A         10.102    11.128
2012  .      11.110    11.611         1*         N/A        N/A        N/A         11.128    11.641
2013  .      11.611    10.442         4         11.334    10.461         6         11.641    10.480
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Capital Growth
2007  .       N/A        N/A        N/A         10.195    10.704         1*         N/A        N/A
2008  .       N/A        N/A        N/A         10.704     6.138         1*         N/A        N/A
2009  .       N/A        N/A        N/A          6.138     8.126         1*         N/A        N/A
2010  .       N/A        N/A        N/A          8.126     9.490         1*         N/A        N/A
2011  .       N/A        N/A        N/A          9.490     8.476         1*         N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2013  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Clarion Global Real Estate
2007  .       9.557     8.218         6          9.275     8.221         2          9.509     8.223
2008  .       8.218     4.674         9          8.221     4.678         3          8.223     4.682
2009  .       4.674     6.321         9          4.678     6.330         4          4.682     6.338
2010  .       6.321     7.316         8          6.330     7.329        11          6.338     7.343
2011  .       7.316     6.556         9          7.329     6.571         8          7.343     6.586
2012  .       6.556     8.021         7          6.571     8.044         9          6.586     8.066
2013  .       8.021     8.130         1*         8.044     8.157         9          8.066     8.184
---------    ------    ------       ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
Janus Aspen Series Enterprise
2004  .          5         10.729    12.746        94         12.428    14.780        16
2005  .          5         12.746    14.080        93         14.780    16.343        12
2006  .          4         14.080    15.732        81         16.343    18.279        10
2007  .          4         15.732    18.886        74         18.279    21.966        10
2008  .          4         18.886    10.455        64         21.966    12.173        11
2009  .          4         10.455    14.892        53         12.173    17.355        10
2010  .          3         14.892    18.433        48         17.355    21.503         9
2011  .          2         18.433    17.876        29         21.503    20.875         8
2012  .          2         17.876    20.622        24         20.875    24.106         6
2013  .          2         20.622    26.851        18         24.106    31.418         3
---------        -         ------    ------        --         ------    ------        --
LVIP Baron Growth Opportunities(7)
2006  .          1*         9.473    10.632         4          N/A        N/A        N/A
2007  .          1*        10.632    10.843        23         11.264    10.861         3
2008  .          8         10.843     6.508        43         10.861     6.525         7
2009  .          2          6.508     8.877        34          6.525     8.909         7
2010  .          2          8.877    11.063        34          8.909    11.114         8
2011  .          1*        11.063    11.348        29         11.114    11.412         8
2012  .          1*        11.348    13.232        22         11.412    13.319         8
2013  .          1*        13.232    18.275        26         13.319    18.415         3
---------        -         ------    ------        --         ------    ------       ---
LVIP BlackRock Emerging Markets RPM
2012  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2013  .        N/A         11.145     9.947         4          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
LVIP BlackRock Equity Dividend RPM
2005  .        N/A         10.039    10.487         9         10.040    10.493        15
2006  .        N/A         10.487    11.478        18         10.493    11.496        15
2007  .        N/A         11.478    11.782        18         11.496    11.812        14
2008  .        N/A         11.782     7.147        18         11.812     7.173        13
2009  .        N/A          7.147     8.668         9          7.173     8.708        14
2010  .        N/A          8.668    10.056         9          8.708    10.112        12
2011  .        N/A         10.056     9.637         9         10.112     9.700         7
2012  .        N/A          9.637    11.089         8          9.700    11.173         7
2013  .        N/A         11.089    12.894         6         11.173    13.005         2
---------      ---         ------    ------       ---         ------    ------       ---
LVIP BlackRock Global Allocation V.I. RPM
2013  .        N/A          9.864    10.421         1*         N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
LVIP BlackRock Inflation Protected Bond
2010  .        N/A         10.039    10.112         1*         N/A        N/A        N/A
2011  .          2         10.112    11.156        49         10.118    11.174        15
2012  .          2         11.156    11.687        50         11.174    11.718        28
2013  .         39         11.687    10.537       269         11.718    10.575        87
---------      ---         ------    ------       ---         ------    ------       ---
LVIP Capital Growth
2007  .        N/A         10.601    10.717         2          N/A        N/A        N/A
2008  .        N/A         10.717     6.158         2          N/A        N/A        N/A
2009  .        N/A          6.158     8.169         6          N/A        N/A        N/A
2010  .        N/A          8.169     9.559        11          N/A        N/A        N/A
2011  .        N/A          9.559     8.555        11          N/A        N/A        N/A
2012  .        N/A          8.555    10.019         4          N/A        N/A        N/A
2013  .        N/A         10.019    13.404         4          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
LVIP Clarion Global Real Estate
2007  .          1*         9.510     8.231        48          9.403     8.236         2
2008  .          4          8.231     4.693        89          8.236     4.701         6
2009  .          5          4.693     6.363        71          4.701     6.380        14
2010  .          5          6.363     7.383        59          6.380     7.409        14
2011  .          2          7.383     6.632        54          7.409     6.662         4
2012  .          2          6.632     8.135        55          6.662     8.180         5
2013  .          2          8.135     8.265        48          8.180     8.320         5
---------      ---         ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Columbia Small-Mid Cap Growth RPM
2007  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2009  .       7.239     7.849         1*         N/A        N/A        N/A          N/A        N/A
2010  .       N/A        N/A        N/A          7.859     9.818         3          N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2013  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------     -----     -----       ---          -----     -----       ---          --         ---
LVIP Delaware Bond
2004  .      11.569    11.983       228         11.561    11.981       217         11.599    12.026
2005  .      11.983    12.098       191         11.981    12.102       224         12.026    12.154
2006  .      12.098    12.461       176         12.102    12.472       176         12.154    12.531
2007  .      12.461    12.925       136         12.472    12.942       174         12.531    13.010
2008  .      12.925    12.341       107         12.942    12.364       150         13.010    12.435
2009  .      12.341    14.434        85         12.364    14.468       159         12.435    14.558
2010  .      14.434    15.403        75         14.468    15.447       115         14.558    15.551
2011  .      15.403    16.308        63         15.447    16.363       104         15.551    16.482
2012  .      16.308    17.101        57         16.363    17.167        47         16.482    17.300
2013  .      17.101    16.433        46         17.167    16.505        33         17.300    16.641
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Delaware Diversified Floating Rate
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .      10.037     9.825         1*         N/A        N/A        N/A         10.043     9.841
2012  .       9.825    10.047         1*         N/A        N/A        N/A          9.841    10.073
2013  .      10.047     9.932         1*         N/A        N/A        N/A         10.073     9.968
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Delaware Foundation Aggressive Allocation(8)
2004  .      11.244    12.558         2         11.255    12.577         7         11.270    12.599
2005  .      12.558    13.192         2         12.577    13.219         9         12.599    13.249
2006  .      13.192    14.859         3         13.219    14.897         8         13.249    14.938
2007  .      14.859    15.548         3         14.897    15.595         8         14.938    15.646
2008  .      15.548    10.212         2         15.595    10.248         7         15.646    10.287
2009  .      10.212    13.259         1*        10.248    13.312         7         10.287    13.369
2010  .      13.259    14.670         1*        13.312    14.736         5         13.369    14.807
2011  .      14.670    14.137         1*        14.736    14.208         4         14.807    14.284
2012  .      14.137    15.754         1*        14.208    15.842         3         14.284    15.933
2013  .       N/A        N/A        N/A         15.842    18.745         3         15.933    18.863
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Delaware Growth and Income
2005  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A         10.784    11.444
2007  .       N/A        N/A        N/A          N/A        N/A        N/A         11.444    11.928
2008  .       N/A        N/A        N/A         10.231     7.504         3         11.928     7.517
2009  .       N/A        N/A        N/A          7.504     9.174         3          7.517     9.195
2010  .       N/A        N/A        N/A          9.174    10.161         3          9.195    10.189
2011  .       N/A        N/A        N/A          N/A        N/A        N/A         10.189    10.117
2012  .       N/A        N/A        N/A          N/A        N/A        N/A         10.117    11.447
2013  .       N/A        N/A        N/A          N/A        N/A        N/A         11.447    14.968
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Delaware Social Awareness
2004  .      11.436    12.678         7         11.466    12.717         9         11.460    12.717
2005  .      12.678    13.970        12         12.717    14.021         7         12.717    14.028
2006  .      13.970    15.433        11         14.021    15.496         7         14.028    15.512
2007  .      15.433    15.631         5         15.496    15.703         6         15.512    15.726
2008  .      15.631    10.084         5         15.703    10.136         6         15.726    10.156
2009  .      10.084    12.895         4         10.136    12.967         6         10.156    13.000
2010  .      12.895    14.151         3         12.967    14.238         2         13.000    14.281
2011  .      14.151    14.008         2         14.238    14.101         2         14.281    14.151
2012  .      14.008    15.885         2         14.101    15.998         1*        14.151    16.062
2013  .      15.885    21.202         1*        15.998    21.364         1*        16.062    21.460
---------    ------    ------       ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Columbia Small-Mid Cap Growth RPM
2007  .        N/A         10.046    10.853          6         N/A        N/A        N/A
2008  .        N/A         10.853     5.411          4         N/A        N/A        N/A
2009  .        N/A          5.411     7.900          6         N/A        N/A        N/A
2010  .        N/A          7.900     9.889         27         N/A        N/A        N/A
2011  .        N/A          9.889     8.988         13         N/A        N/A        N/A
2012  .        N/A          8.988     9.414         17         N/A        N/A        N/A
2013  .        N/A          9.414    11.559          9         N/A        N/A        N/A
---------      ---         ------    ------         --         --         ---        ---
LVIP Delaware Bond
2004  .        356         13.025    13.525      3,237        10.049    10.445        897
2005  .        343         13.525    13.689      3,147        10.445    10.582      1,024
2006  .        295         13.689    14.135      2,837        10.582    10.938      1,006
2007  .        297         14.135    14.697      2,630        10.938    11.384        955
2008  .        240         14.697    14.069      2,117        11.384    10.909        822
2009  .        202         14.069    16.496      1,828        10.909    12.803        705
2010  .        158         16.496    17.647       1473        12.803    13.711        568
2011  .        111         17.647    18.731      1,169        13.711    14.567        450
2012  .         81         18.731    19.692        996        14.567    15.329        400
2013  .         68         19.692    18.970        854        15.329    14.782        293
---------      ---         ------    ------      -----        ------    ------      -----
LVIP Delaware Diversified Floating Rate
2010  .        N/A         10.053    10.053          1*       10.064    10.059          7
2011  .          5         10.053     9.865         36        10.059     9.881          9
2012  .          6          9.865    10.113         32         9.881    10.139          8
2013  .         11         10.113    10.023         65        10.139    10.059         28
---------      ---         ------    ------      -----        ------    ------      -----
LVIP Delaware Foundation Aggressive Allocation(8)
2004  .          5         11.311    12.664        131        11.385    12.760         54
2005  .          5         12.664    13.338        165        12.760    13.452        150
2006  .         12         13.338    15.060        159        13.452    15.205        151
2007  .         16         15.060    15.797        159        15.205    15.965        138
2008  .         10         15.797    10.402        137        15.965    10.523         63
2009  .         11         10.402    13.539         92        10.523    13.710        104
2010  .          8         13.539    15.018         75        13.710    15.222         46
2011  .          7         15.018    14.509         62        15.222    14.721         38
2012  .          7         14.509    16.209         53        14.721    16.463         22
2013  .          6         16.209    19.218         51        16.463    19.538         21
---------      ---         ------    ------      -----        ------    ------      -----
LVIP Delaware Growth and Income
2005  .        N/A         10.058    10.379          1*        N/A        N/A        N/A
2006  .          8         10.379    11.471         10        10.569    11.489          5
2007  .          9         11.471    11.973         18        11.489    12.005          6
2008  .         10         11.973     7.557         25        12.005     7.584          1*
2009  .          2          7.557     9.258         23         7.584     9.301          4
2010  .          2          9.258    10.275         10         9.301    10.332         16
2011  .          2         10.275    10.217          7        10.332    10.285         15
2012  .          2         10.217    11.578          5        10.285    11.666         13
2013  .          2         11.578    15.161          4        11.666    15.292         10
---------      ---         ------    ------      -----        ------    ------      -----
LVIP Delaware Social Awareness
2004  .         11         11.501    12.782        205        12.305    13.689         81
2005  .         11         12.782    14.120        234        13.689    15.137         90
2006  .         11         14.120    15.638        204        15.137    16.781         83
2007  .         11         15.638    15.878        187        16.781    17.055         77
2008  .          9         15.878    10.269        155        17.055    11.042         72
2009  .          7         10.269    13.164        128        11.042    14.169         56
2010  .          4         13.164    14.483        109        14.169    15.604         41
2011  .          2         14.483    14.373         86        15.604    15.501         29
2012  .          1*        14.373    16.339         78        15.501    17.639         27
2013  .          2         16.339    21.862         60        17.639    23.625         26
---------      ---         ------    ------      -----        ------    ------      -----

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Delaware Special Opportunities
2007  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2008  .       N/A        N/A        N/A          9.042     5.681         1*         N/A        N/A
2009  .       N/A        N/A        N/A          5.681     7.268         1*         N/A        N/A
2010  .       N/A        N/A        N/A          7.268     9.311         6          N/A        N/A
2011  .       N/A        N/A        N/A          9.311     8.656         6          N/A        N/A
2012  .       N/A        N/A        N/A          8.656     9.757         6          N/A        N/A
2013  .       N/A        N/A        N/A          9.757    12.801         6          N/A        N/A
---------     --         ---        --------     -----    ------       ---          --         ---
LVIP Dimensional Non-U.S. Equity RPM
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2013  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------     --         ---        --------     -----    ------       ---          --         ---
LVIP Dimensional U.S. Equity RPM
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2013  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------     --         ---        --------     -----    ------       ---          --         ---
LVIP Dimensional/Vanguard Total Bond
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2013  .       N/A        N/A        N/A         10.132    10.055         9          N/A        N/A
---------     --         ---        --------    ------    ------       ---          --         ---
LVIP Global Income
2009  .     10.527     10.668         1*         N/A        N/A        N/A          N/A        N/A
2010  .     10.668     11.482         1*         N/A        N/A        N/A          N/A        N/A
2011  .     11.482     11.388         1*         N/A        N/A        N/A         11.498    11.415
2012  .     11.388     12.033         1*        11.914    12.056         1*        11.415    12.074
2013  .     12.033     11.474         1*        12.056    11.501         1*        12.074    11.524
---------   ------     ------       ---         ------    ------       ---         ------    ------
LVIP Growth Fund(9)
2005  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2006  .       N/A        N/A        N/A         11.350    11.279         1*         N/A        N/A
---------   ------     ------       ---         ------    ------       ---         ------    ------
LVIP Growth Opportunities(10)
2005  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2006  .       N/A        N/A        N/A         12.505    12.375         1*         N/A        N/A
---------   ------     ------       ---         ------    ------       ---         ------    ------
LVIP JPMorgan High Yield
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .     10.802     10.894         1*         N/A        N/A        N/A          N/A        N/A
2012  .     10.894     12.284         1*         N/A        N/A        N/A          N/A        N/A
2013  .     12.284     12.844         1*        12.460    12.868         2          N/A        N/A
---------   ------     ------       ---         ------    ------       ---         ------    ------
LVIP JPMorgan Mid Cap Value RPM
2007  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2008  .       N/A        N/A        N/A          8.620     6.067         2          N/A        N/A
2009  .       N/A        N/A        N/A          6.067     7.424         2          N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .      9.066      8.739         1*         N/A        N/A        N/A          N/A        N/A
2012  .      8.739      9.754         1*         N/A        N/A        N/A          N/A        N/A
2013  .      9.754     11.884         1*         N/A        N/A        N/A          N/A        N/A
---------   ------     ------       ---         ------    ------       ---         ------    ------
LVIP Managed Risk Profile 2010
2007  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A         10.374     7.802
2009  .       N/A        N/A        N/A          N/A        N/A        N/A          7.802     9.534
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          9.534    10.437
2011  .       N/A        N/A        N/A          N/A        N/A        N/A         10.437    10.378
2012  .       N/A        N/A        N/A          N/A        N/A        N/A         10.378    11.064
2013  .       N/A        N/A        N/A          N/A        N/A        N/A         11.064    11.837
---------   ------     ------       ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Delaware Special Opportunities
2007  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2008  .        N/A          8.895     5.700        11          8.901     5.709         1*
2009  .        N/A          5.700     7.306        20          N/A        N/A        N/A
2010  .        N/A          7.306     9.379        33          7.325     9.412         2
2011  .        N/A          9.379     8.737        24          9.412     8.777         2
2012  .        N/A          8.737     9.868        13          8.777     9.923         2
2013  .        N/A          9.868    12.972        14          9.923    13.058         1*
---------      --------     -----    ------       ---          -----    ------       ---
LVIP Dimensional Non-U.S. Equity RPM
2011  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2012  .        N/A          9.254     9.709         7          N/A        N/A        N/A
2013  .        N/A          9.709    10.994        13          N/A        N/A        N/A
---------      --------     -----    ------       ---          -----    ------       ---
LVIP Dimensional U.S. Equity RPM
2011  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2012  .        N/A         10.450    10.818        16          N/A        N/A        N/A
2013  .        N/A         10.818    13.746        15         13.217    13.782         1*
---------      --------    ------    ------       ---         ------    ------       ---
LVIP Dimensional/Vanguard Total Bond
2011  .        N/A         10.236    10.357         4          N/A        N/A        N/A
2012  .        N/A         10.357    10.568        19          N/A        N/A        N/A
2013  .        N/A         10.568    10.108        16         10.586    10.135         1*
---------      --------    ------    ------       ---         ------    ------       ---
LVIP Global Income
2009  .        N/A         10.267    10.688        12         10.374    10.692         1*
2010  .        N/A         10.688    11.532        25         10.692    11.548        10
2011  .          1*        11.532    11.466        31         11.548    11.493         6
2012  .          1*        11.466    12.146        38         11.493    12.187         8
2013  .          1*        12.146    11.610        32         12.187    11.661         8
---------      ---         ------    ------       ---         ------    ------       ---
LVIP Growth Fund(9)
2005  .        N/A         10.126    10.834         1*         N/A        N/A        N/A
2006  .        N/A         10.834    11.315         3         11.073    11.333         1*
---------      ---         ------    ------       ---         ------    ------       ---
LVIP Growth Opportunities(10)
2005  .        N/A          N/A        N/A        N/A         10.243    11.462         3
2006  .        N/A         12.692    12.414         1*        11.462    12.434         3
---------      ---         ------    ------       ---         ------    ------       ---
LVIP JPMorgan High Yield
2010  .        N/A         10.819    10.819         1*         N/A        N/A        N/A
2011  .        N/A         10.819    10.939        75         10.825    10.956         1*
2012  .        N/A         10.939    12.365        92         10.956    12.397         3
2013  .        N/A         12.365    12.961        63         12.397    13.008         4
---------      ---         ------    ------       ---         ------    ------       ---
LVIP JPMorgan Mid Cap Value RPM
2007  .        N/A         10.204     9.370         3          9.371     9.375         1*
2008  .        N/A          9.370     6.086         6          9.375     6.095         6
2009  .        N/A          6.086     7.463         8          6.095     7.482         1*
2010  .        N/A          7.463     9.158        14          7.482     9.191         2
2011  .        N/A          9.158     8.850        15          9.191     8.891         1*
2012  .        N/A          8.850     9.902         4          8.891     9.958         1*
2013  .        N/A          9.902    12.094         8          9.958    12.175         1*
---------      ---         ------    ------       ---         ------    ------       ---
LVIP Managed Risk Profile 2010
2007  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2008  .          1*        10.049     7.821        10          N/A        N/A        N/A
2009  .          1*         7.821     9.571         9          N/A        N/A        N/A
2010  .          1*         9.571    10.494         8          N/A        N/A        N/A
2011  .          1*        10.494    10.450         9         10.532    10.499         2
2012  .          1*        10.450    11.158         7         10.499    11.221         2
2013  .          1*        11.158    11.955         2          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Managed Risk Profile 2020
2007  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A         10.157     7.387
2009  .       N/A        N/A        N/A          N/A        N/A        N/A          7.387     9.117
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          9.117    10.031
2011  .       N/A        N/A        N/A          N/A        N/A        N/A         10.031     9.872
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          9.872    10.508
2013  .       N/A        N/A        N/A          N/A        N/A        N/A         10.508    11.469
---------     --         ---        ---          --         ---        ---         ------    ------
LVIP Managed Risk Profile 2030
2007  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2013  .      10.311    11.276         2          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---          --         ---        ---         ------    ------
LVIP Managed Risk Profile 2040
2007  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          8.320     9.288
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          9.288     8.989
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          8.989     9.457
2013  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---          --         ---        ---         ------    ------
LVIP Managed Risk Profile Conservative
2005  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2006  .      10.443    10.998         4          N/A        N/A        N/A          N/A        N/A
2007  .      10.998    11.630        17         11.296    11.645         5         11.064    11.660
2008  .      11.630     9.306         4         11.645     9.323         5         11.660     9.340
2009  .       9.306    11.401         4          9.323    11.427         5          9.340    11.453
2010  .      11.401    12.362         3         11.427    12.396         5          N/A        N/A
2011  .      12.362    12.576         3         12.396    12.617         5          N/A        N/A
2012  .      12.576    13.546         4         12.617    13.597         7          N/A        N/A
2013  .      13.546    14.586         3         13.597    14.649         2          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Managed Risk Profile Growth
2005  .       N/A        N/A        N/A          N/A        N/A        N/A         10.122    10.652
2006  .       N/A        N/A        N/A          N/A        N/A        N/A         10.652    11.941
2007  .      11.994    12.847         2         12.801    12.863         1*         N/A        N/A
2008  .      12.847     8.393         2         12.863     8.408         1*         N/A        N/A
2009  .       8.393    10.625         3          8.408    10.650        14          9.913    10.674
2010  .      10.625    11.751         3         10.650    11.783        14         10.674    11.816
2011  .      11.751    11.530         2          N/A        N/A        N/A         11.816    11.606
2012  .      11.530    12.348         1*        12.100    12.395        16         11.606    12.442
2013  .      12.348    13.757         1*        12.395    13.816        16         12.442    13.875
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Managed Risk Profile Moderate
2005  .      10.008    10.469         9         10.031    10.472        15         10.000    10.475
2006  .      10.469    11.510         9         10.472    11.519        15         10.475    11.528
2007  .       N/A        N/A        N/A         11.519    12.356        24         11.528    12.372
2008  .       N/A        N/A        N/A         12.356     8.900        12         12.372     8.916
2009  .      10.379    11.162        12          8.900    11.187        31          8.916    11.213
2010  .      11.162    12.261        12         11.187    12.296        31         11.213    12.330
2011  .      12.261    12.171        12         12.296    12.211        20         12.330    12.251
2012  .      12.171    13.088        12         12.211    13.137        20         12.251    13.187
2013  .       N/A        N/A        N/A         13.137    14.426        41         13.187    14.488
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP MFS International Growth RPM
2013  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Managed Risk Profile 2020
2007  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2008  .          1*         9.715     7.404         3          N/A        N/A        N/A
2009  .          1*         7.404     9.152        10          N/A        N/A        N/A
2010  .          1*         9.152    10.086        10          N/A        N/A        N/A
2011  .          1*        10.086     9.941        10          N/A        N/A        N/A
2012  .          1*         9.941    10.597        13          N/A        N/A        N/A
2013  .          1*        10.597    11.583         9          N/A        N/A        N/A
---------      ---         ------    ------       ---          --         ---
LVIP Managed Risk Profile 2030
2007  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2008  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2009  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2011  .        N/A          9.869     9.653         1*         N/A        N/A        N/A
2012  .        N/A          9.653    10.245         1*         N/A        N/A        N/A
2013  .        N/A         10.245    11.462         1*         N/A        N/A        N/A
---------      ---         ------    ------       ---          --         ---
LVIP Managed Risk Profile 2040
2007  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2008  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2009  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2010  .         12          N/A        N/A        N/A          N/A        N/A        N/A
2011  .         14          N/A        N/A        N/A          N/A        N/A        N/A
2012  .         17          N/A        N/A        N/A          N/A        N/A        N/A
2013  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
---------      ---         ------    ------       ---          --         ---
LVIP Managed Risk Profile Conservative
2005  .        N/A          9.991    10.266        29         10.030    10.272        17
2006  .        N/A         10.266    11.041        67         10.272    11.059        26
2007  .          2         11.041    11.705       162         11.059    11.735        26
2008  .          6         11.705     9.390       211         11.735     9.423        42
2009  .          8          9.390    11.532       231          9.423    11.585       108
2010  .        N/A         11.532    12.535       215         11.585    12.605        93
2011  .        N/A         12.535    12.784       143         12.605    12.869       101
2012  .        N/A         12.784    13.805       200         12.869    13.909        69
2013  .        N/A         13.805    14.902       122         13.909    15.030        60
---------      ---         ------    ------       ---         ------    ------       ---
LVIP Managed Risk Profile Growth
2005  .          2          9.989    10.661        89          9.989    10.667        87
2006  .          2         10.661    11.970       172         10.667    11.988       107
2007  .        N/A         11.970    12.929       360         11.988    12.963        94
2008  .        N/A         12.929     8.468       268         12.963     8.498       130
2009  .         31          8.468    10.748       135          8.498    10.797       129
2010  .         30         10.748    11.915       101         10.797    11.982       109
2011  .         31         11.915    11.721        96         11.982    11.798        93
2012  .         31         11.721    12.584       120         11.798    12.679        88
2013  .         35         12.584    14.055       157         12.679    14.176        92
---------      ---         ------    ------       ---         ------    ------       ---
LVIP Managed Risk Profile Moderate
2005  .         24         10.041    10.484       106          9.991    10.490        87
2006  .         37         10.484    11.555       523         10.490    11.573       295
2007  .         13         11.555    12.420       545         11.573    12.452       360
2008  .         13         12.420     8.964       675         12.452     8.996       358
2009  .         15          8.964    11.290       678          8.996    11.342       281
2010  .         58         11.290    12.433       624         11.342    12.503       248
2011  .         77         12.433    12.372       457         12.503    12.454       148
2012  .         76         12.372    13.338       385         12.454    13.439        98
2013  .         60         13.338    14.675       348         13.439    14.802       101
---------      ---         ------    ------       ---         ------    ------       ---
LVIP MFS International Growth RPM
2013  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP MFS International Growth
2007  .       N/A        N/A        N/A         11.369    11.149         1*         9.732    11.153
2008  .      10.439     5.584         1*        11.149     5.588         3         11.153     5.593
2009  .       5.584     7.443         1*         5.588     7.452         3          N/A        N/A
2010  .       7.443     8.260         1*         7.452     8.275         3          N/A        N/A
2011  .       8.260     7.304         1*         8.275     7.321         1*         8.290     7.338
2012  .       7.304     8.557         1*         7.321     8.581         1*         7.338     8.605
2013  .       8.557     9.539         1*         N/A        N/A        N/A          N/A        N/A
---------    ------     -----       ---         ------    ------       ---         ------    ------
LVIP MFS Value
2007  .       N/A        N/A        N/A         10.025     9.710         1*         N/A        N/A
2008  .       9.500     6.449         2          9.710     6.454         1*         8.938     6.459
2009  .       6.449     7.654         3          6.454     7.664         2          6.459     7.674
2010  .       7.654     8.380         7          7.664     8.396         4          N/A        N/A
2011  .       8.380     8.214         9          8.396     8.233         4          N/A        N/A
2012  .       8.214     9.376         4          8.233     9.402         4          N/A        N/A
2013  .       9.376    12.508         2          9.402    12.549         3          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Mid-Cap Value
2007  .       N/A        N/A        N/A          9.601     8.638         1*         9.948     8.641
2008  .       N/A        N/A        N/A          8.638     5.028         1*         8.641     5.032
2009  .       N/A        N/A        N/A          5.028     7.031         1*         N/A        N/A
2010  .       N/A        N/A        N/A          7.031     8.551         1*         N/A        N/A
2011  .       N/A        N/A        N/A          8.551     7.612         1*         8.567     7.630
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          7.630     9.301
2013  .       N/A        N/A        N/A          N/A        N/A        N/A          9.301    12.255
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Mondrian International Value
2004  .      13.478    16.033         7         13.494    16.060        14         13.506    16.083
2005  .      16.033    17.749        12         16.060    17.788        16         16.083    17.822
2006  .      17.749    22.698        15         17.788    22.758        14         17.822    22.814
2007  .      22.698    24.891        14         22.758    24.970        14         22.814    25.043
2008  .      24.891    15.509        10         24.970    15.566        12         25.043    15.619
2009  .      15.509    18.494         9         15.566    18.571        11         15.619    18.645
2010  .      18.494    18.640         8         18.571    18.727         7         18.645    18.810
2011  .      18.640    17.562         8         18.727    17.653         5         18.810    17.740
2012  .      17.562    18.936         7         17.653    19.043         3         17.740    19.147
2013  .      18.936    22.694         8         19.043    22.834         3         19.147    22.970
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Money Market
2004  .       9.900     9.823        73          9.917     9.845        31          9.925     9.858
2005  .       9.823     9.932        39          9.845     9.959        53          9.858     9.977
2006  .       9.932    10.227        67          9.959    10.260        77          9.977    10.284
2007  .      10.227    10.559        37         10.260    10.598        83         10.284    10.628
2008  .      10.559    10.630       130         10.598    10.675       173         10.628    10.710
2009  .      10.630    10.488        31         10.675    10.537        76         10.710    10.577
2010  .      10.488    10.321        24         10.537    10.375        47         10.577    10.420
2011  .      10.321    10.155        29         10.375    10.213        34         10.420    10.263
2012  .      10.155     9.991        19         10.213    10.054        25         10.263    10.107
2013  .       9.991     9.830        77         10.054     9.896        23         10.107     9.954
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Bond Index
2008  .      10.143    10.457         1*        10.171    10.459        11         10.051    10.462
2009  .      10.457    10.724         4         10.459    10.732        15         10.462    10.740
2010  .      10.724    11.150         4         10.732    11.164        12         10.740    11.178
2011  .      11.150    11.750         3         11.164    11.771        12         11.178    11.791
2012  .      11.750    11.973        33         11.771    12.001        13         11.791    12.028
2013  .      11.973    11.446        38         12.001    11.478        15         12.028    11.510
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Conservative Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2013  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP MFS International Growth
2007  .          4          9.838    11.163         18        11.383    11.170         1*
2008  .          4         11.163     5.606         33        11.170     5.615         5
2009  .        N/A          5.606     7.491         37         5.615     7.511        13
2010  .        N/A          7.491     8.335         96         7.511     8.365        12
2011  .          4          8.335     7.388         22         8.365     7.423         2
2012  .          4          7.388     8.678         15         7.423     8.727         2
2013  .        N/A          8.678     9.698         15         8.727     9.762         2
---------      ---         ------    ------         --        ------    ------        --
LVIP MFS Value
2007  .        N/A          9.683     9.721          1*        9.458     9.727         1*
2008  .          4          9.721     6.475         37         9.727     6.485         5
2009  .          4          6.475     7.704         89         6.485     7.724         4
2010  .        N/A          7.704     8.456         99         7.724     8.487         4
2011  .        N/A          8.456     8.309         90         8.487     8.348         2
2012  .        N/A          8.309     9.508         75         8.348     9.562         5
2013  .        N/A          9.508    12.716         55         9.562    12.801         2
---------      ---         ------    ------         --        ------    ------        --
LVIP Mid-Cap Value
2007  .          4          9.949     8.649         29         N/A        N/A        N/A
2008  .          4          8.649     5.044         27         N/A        N/A        N/A
2009  .        N/A          5.044     7.068         36         4.834     7.086         1*
2010  .        N/A          7.068     8.614         36         N/A        N/A        N/A
2011  .          1*         8.614     7.683         37         N/A        N/A        N/A
2012  .          1*         7.683     9.380         36         N/A        N/A        N/A
2013  .          1*         9.380    12.377          9         N/A        N/A        N/A
---------      ---         ------    ------         --        ------    ------       ---
LVIP Mondrian International Value
2004  .         14         13.554    16.164        320        13.177    15.730       106
2005  .         30         16.164    17.939        355        15.730    17.474       118
2006  .         30         17.939    22.998        352        17.474    22.424       115
2007  .         29         22.998    25.283        294        22.424    24.678       101
2008  .         10         25.283    15.793        251        24.678    15.430        81
2009  .          5         15.793    18.880        186        15.430    18.465        67
2010  .          5         18.880    19.076        159        18.465    18.675        49
2011  .          3         19.076    18.018        132        18.675    17.657        33
2012  .          3         18.018    19.476        107        17.657    19.105        29
2013  .          3         19.476    23.400         99        19.105    22.977        26
---------      ---         ------    ------        ---        ------    ------       ---
LVIP Money Market
2004  .        137         11.039    10.981        753         9.956     9.914       156
2005  .        144         10.981    11.131        839         9.914    10.058       174
2006  .        157         11.131    11.490      1,011        10.058    10.393       305
2007  .        149         11.490    11.892      1,153        10.393    10.768       385
2008  .        195         11.892    12.002      1,949        10.768    10.879       539
2009  .        108         12.002    11.871        934        10.879    10.770       360
2010  .         70         11.871    11.711        734        10.770    10.636       331
2011  .         53         11.711    11.552        665        10.636    10.502       335
2012  .         45         11.552    11.394        532        10.502    10.369       246
2013  .         38         11.394    11.239        442        10.369    10.238       100
---------      ---         ------    ------      -----        ------    ------       ---
LVIP SSgA Bond Index
2008  .          5         10.020    10.470         73        10.073    10.476        16
2009  .         17         10.470    10.765        221        10.476    10.781        26
2010  .         16         10.765    11.221        155        10.781    11.249        46
2011  .         13         11.221    11.854        171        11.249    11.896        35
2012  .         23         11.854    12.110        141        11.896    12.164        30
2013  .         16         12.110    11.605        133        12.164    11.670        29
---------      ---         ------    ------      -----        ------    ------       ---
LVIP SSgA Conservative Index Allocation
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2011  .        N/A         10.450    10.556          1*        N/A        N/A        N/A
2012  .        N/A         10.556    11.327          3         N/A        N/A        N/A
2013  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
---------      ---         ------    ------      -----        ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA Conservative Structured Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2013  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------     --         ---        ---          --         ---        ---          --         ---
LVIP SSgA Developed International 150
2008  .       9.374     6.259         1*         8.275     6.260         1*         9.156     6.262
2009  .       N/A        N/A        N/A          6.260     8.892         1*         6.262     8.898
2010  .       N/A        N/A        N/A          8.892     9.363         2          8.898     9.375
2011  .       9.351     8.061         1*         9.363     8.076         2          9.375     8.090
2012  .       8.061     8.989         7          8.076     9.010         2          8.090     9.030
2013  .       8.989    10.612         6          9.010    10.641         3          9.030    10.671
---------     -----    ------       ---          -----    ------       ---          -----    ------
LVIP SSgA Emerging Markets 100
2008  .       9.394     6.050         1*         7.881     6.052         1*         9.874     6.053
2009  .       6.050    11.276         1*         6.052    11.285         1*         6.053    11.293
2010  .       N/A        N/A        N/A         11.285    14.154         6         11.293    14.169
2011  .      14.136    11.797         1*        14.154    11.818         5         14.169    11.837
2012  .      11.797    13.041         4         11.818    13.071         8         11.837    13.098
2013  .      13.041    12.433         4         13.071    12.468         8         13.098    12.500
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Global Tactical Allocation RPM(11)
2005  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2007  .      12.733    13.555         2          N/A        N/A        N/A          N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2009  .       8.486    10.160        14          N/A        N/A        N/A          N/A        N/A
2010  .      10.160    10.842        14          N/A        N/A        N/A          N/A        N/A
2011  .      10.842    10.660         7          N/A        N/A        N/A          N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2013  .      11.861    12.526         1*         N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA International Index
2008  .       9.572     6.395         1*         8.231     6.397         1*         9.315     6.398
2009  .       N/A        N/A        N/A          6.397     8.028         1*         6.398     8.034
2010  .       N/A        N/A        N/A          8.028     8.436         2          8.034     8.447
2011  .       8.426     7.244         1*         8.436     7.257         3          8.447     7.270
2012  .       7.244     8.395         7          7.257     8.414         3          7.270     8.433
2013  .       8.395     9.967        10          8.414     9.994         7          8.433    10.022
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Large Cap 100
2008  .       9.368     6.971         1*         9.735     6.973         2          9.558     6.975
2009  .       N/A        N/A        N/A          6.973     9.261         2          6.975     9.268
2010  .       N/A        N/A        N/A          9.261    10.836         3          9.268    10.850
2011  .      10.823    10.865         1*        10.836    10.884         2         10.850    10.903
2012  .      10.865    11.964        11         10.884    11.991         2         10.903    12.018
2013  .      11.964    15.946         9         11.991    15.990         3         12.018    16.034
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Large Cap RPM
2013  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Moderate Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2013  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Moderate Structured Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A         10.555    10.392         1*         N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2013  .      11.992    12.467        33         12.009    12.488        53         12.026    12.510
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Moderately Aggressive Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2013  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA Conservative Structured Allocation
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2011  .        N/A         10.403    10.519        19          N/A        N/A        N/A
2012  .        N/A          N/A        N/A        N/A         10.930    11.239        17
2013  .        N/A         11.358    11.808         7         11.239    11.848        16
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA Developed International 150
2008  .          1*         9.408     6.267        20          9.851     6.270        11
2009  .          1*         6.267     8.919        29          6.270     8.932        10
2010  .          1*         8.919     9.410        27          8.932     9.434        12
2011  .          1*         9.410     8.133        27          9.434     8.162        11
2012  .          2          8.133     9.092        21          8.162     9.133        11
2013  .          1*         9.092    10.760        20          9.133    10.819        10
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA Emerging Markets 100
2008  .          1*         9.395     6.058        29          9.823     6.061         9
2009  .          1*         6.058    11.319        58          6.061    11.336        11
2010  .          2         11.319    14.213        58         11.336    14.261        17
2011  .          3         14.213    11.891        46         14.261    11.943        16
2012  .          4         11.891    13.178        31         11.943    13.249        10
2013  .          4         13.178    12.595        18         13.249    12.676        10
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA Global Tactical Allocation RPM(11)
2005  .        N/A         10.102    10.897        13         10.294    10.903         1*
2006  .        N/A         10.897    12.492        15         10.903    12.512        24
2007  .        N/A         12.492    13.642        19         12.512    13.677        20
2008  .        N/A         13.642     7.988        36         13.677     8.017        19
2009  .        N/A          7.988    10.277        32          8.017    10.324         1*
2010  .        N/A         10.277    10.994        28         10.324    11.055         1*
2011  .        N/A         10.994    10.837        23         11.055    10.908         1*
2012  .        N/A         10.837    11.848        25         10.908    11.938         1*
2013  .        N/A         11.848    12.798        24         11.938    12.908         1*
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA International Index
2008  .          1*         9.602     6.403        19          9.903     6.407        12
2009  .          1*         6.403     8.053        34          6.407     8.065        13
2010  .          1*         8.053     8.479        41          8.065     8.501        15
2011  .          1*         8.479     7.308        59          8.501     7.334        14
2012  .          2          7.308     8.491        50          7.334     8.529        13
2013  .          7          8.491    10.105       174          8.529    10.161        64
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA Large Cap 100
2008  .          1*         9.474     6.980        31          9.685     6.984        14
2009  .          2          6.980     9.289        43          6.984     9.303        15
2010  .          2          9.289    10.891        39          9.303    10.918        18
2011  .          1*        10.891    10.961        33         10.918    11.000        14
2012  .          3         10.961    12.100        30         11.000    12.155        13
2013  .          2         12.100    16.167        22         12.155    16.257        11
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA Large Cap RPM
2013  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA Moderate Index Allocation
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2011  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2012  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2013  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA Moderate Structured Allocation
2010  .        N/A         10.465    10.564        18          N/A        N/A        N/A
2011  .        N/A         10.564    10.421         9          N/A        N/A        N/A
2012  .        N/A         10.421    11.331        11          N/A        N/A        N/A
2013  .         60         11.331    12.574       434         11.358    12.617       290
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA Moderately Aggressive Index Allocation
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2011  .        N/A          N/A        N/A        N/A         10.804    10.367         6
2012  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2013  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2013  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------     --         ---        ---          --         ---        ---          --         ---
LVIP SSgA S&P 500 Index(12)
2005  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2006  .      10.629    11.454         1*         N/A        N/A        N/A          N/A        N/A
2007  .      11.442    11.320         1*         N/A        N/A        N/A          N/A        N/A
2008  .      11.320     6.976         1*         9.318     6.989         2          9.654     7.001
2009  .       6.976     8.631         5          6.989     8.651         2          7.001     8.671
2010  .       N/A        N/A        N/A          8.651     9.744         3          8.671     9.771
2011  .       9.717     9.710         1*         9.744     9.742         3          9.771     9.775
2012  .       9.710    11.018        12          9.742    11.060         4          9.775    11.102
2013  .      11.018    14.271        38         11.060    14.332        46         11.102    14.394
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Small-Cap Index
2007  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2008  .       7.878     5.924         1*         8.517     5.929         3          8.357     5.934
2009  .       N/A        N/A        N/A          5.929     7.335         3          5.934     7.344
2010  .       N/A        N/A        N/A          7.335     9.086         4          7.344     9.102
2011  .       9.069     8.493         1*         9.086     8.512         1*         9.102     8.532
2012  .       8.493     9.657         3          8.512     9.685         1*         8.532     9.712
2013  .       9.657    13.068         8          9.685    13.111        13          9.712    13.155
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Small-Cap RPM
2013  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Small-Mid Cap 200
2008  .       9.188     7.222         1*        10.664     7.224         1*        10.018     7.225
2009  .       7.222    10.747         6          7.224    10.755         1*         7.225    10.763
2010  .      10.747    13.471         2         10.755    13.488         5         10.763    13.505
2011  .      13.471    12.925         2         13.488    12.948         4         13.505    12.971
2012  .      12.925    14.435         4         12.948    14.468         4         12.971    14.501
2013  .      14.435    19.049         4         14.468    19.102         6         14.501    19.155
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP T. Rowe Price Growth Stock
2007  .       N/A        N/A        N/A         10.386     9.924         1*         N/A        N/A
2008  .       N/A        N/A        N/A          9.924     5.665         1*         8.553     5.670
2009  .       4.986     7.947         7          5.665     7.958         1*         5.670     7.968
2010  .       7.947     9.102        10          7.958     9.119         1*         7.968     9.135
2011  .       9.102     8.784        10          9.119     8.804         1*         9.135     8.824
2012  .       8.784    10.196        23          N/A        N/A        N/A          8.824    10.254
2013  .      10.196    13.912        16         13.184    13.958         1*        10.254    14.004
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP T. Rowe Price Structured Mid-Cap Growth
2004  .      11.103    12.414         2         11.139    12.461         3          N/A        N/A
2005  .      12.414    13.408         1*        12.461    13.465         3          N/A        N/A
2006  .      13.408    14.412         1*        13.465    14.481         1*        14.510    14.493
2007  .      14.412    16.103         1*        14.481    16.187         1*        14.493    16.209
2008  .      16.103     9.063         1*        16.187     9.115         2         16.209     9.132
2009  .       9.063    13.047         1*         9.115    13.128         3          9.132    13.159
2010  .      13.047    16.474         1*        13.128    16.585         5         13.159    16.632
2011  .      16.474    15.577         1*        16.585    15.691         2         16.632    15.743
2012  .      15.577    17.820         1*        15.691    17.959         1*        15.743    18.028
2013  .      17.820    23.628         1*        17.959    23.824         3         18.028    23.927
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Templeton Growth RPM
2007  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          7.539     7.891
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          7.891     7.510
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          7.510     8.941
2013  .       N/A        N/A        N/A          N/A        N/A        N/A          8.941    10.532
---------    ------    ------       ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2011  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2012  .        N/A         11.194    11.499         1*        10.957    11.527        11
2013  .        N/A         11.499    13.026         1*        11.527    13.071        11
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA S&P 500 Index(12)
2005  .        N/A         10.047    10.259         6          N/A        N/A        N/A
2006  .        N/A         10.259    11.499        24          N/A        N/A        N/A
2007  .        N/A         11.496    11.394        27          N/A        N/A        N/A
2008  .          1*        11.394     7.039        62          9.964     7.066        16
2009  .         11          7.039     8.731        65          7.066     8.773        19
2010  .         10          8.731     9.853        87          8.773     9.911        24
2011  .          1*         9.853     9.871        98          9.911     9.939        18
2012  .          3          9.871    11.229        66          9.939    11.318        15
2013  .         56         11.229    14.581       686         11.318    14.710       264
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA Small-Cap Index
2007  .        N/A          9.746     9.158         2          N/A        N/A        N/A
2008  .          1*         9.158     5.948        22          8.327     5.958         6
2009  .          4          5.948     7.373        21          5.958     7.392         7
2010  .          4          7.373     9.152        38          7.392     9.185         7
2011  .          1*         9.152     8.591        48          9.185     8.631         7
2012  .          1*         8.591     9.794        28          8.631     9.849         6
2013  .          6          9.794    13.286       177          9.849    13.374        18
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA Small-Cap RPM
2013  .        N/A         10.869    11.166         1*        10.183    11.173         1*
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA Small-Mid Cap 200
2008  .          1*         9.698     7.231         9          9.652     7.235         4
2009  .          1*         7.231    10.788        18          7.235    10.804         4
2010  .          1*        10.788    13.556        15         10.804    13.590         6
2011  .          1*        13.556    13.039        14         13.590    13.086         5
2012  .          1*        13.039    14.600         9         13.086    14.666         5
2013  .          1*        14.600    19.314         7         14.666    19.421         4
---------      ---         ------    ------       ---         ------    ------       ---
LVIP T. Rowe Price Growth Stock
2007  .        N/A         10.087     9.936         1*         N/A        N/A        N/A
2008  .          2          9.936     5.684         3          9.396     5.693         2
2009  .          2          5.684     7.999         8          5.693     8.020         7
2010  .          2          7.999     9.185        14          8.020     9.218         3
2011  .          2          9.185     8.886        12          9.218     8.927         2
2012  .          2          8.886    10.341        14          8.927    10.399        10
2013  .          1*        10.341    14.143        26         10.399    14.237         5
---------      ---         ------    ------       ---         ------    ------       ---
LVIP T. Rowe Price Structured Mid-Cap Growth
2004  .        N/A         11.163    12.512        11         12.364    13.872         5
2005  .        N/A         12.512    13.548        19         13.872    15.036        16
2006  .          1*        13.548    14.599        25         15.036    16.219        17
2007  .          1*        14.599    16.352        25         16.219    18.184        17
2008  .          2         16.352     9.227        22         18.184    10.271        18
2009  .          1*         9.227    13.315        25         10.271    14.837        15
2010  .          1*        13.315    16.855        21         14.837    18.800        16
2011  .          1*        16.855    15.977        16         18.800    17.839         8
2012  .          1*        15.977    18.324        16         17.839    20.480         8
2013  .          3         18.324    24.357        15         20.480    27.249         2
---------      ---         ------    ------       ---         ------    ------       ---
LVIP Templeton Growth RPM
2007  .        N/A          9.688     9.807         3          9.472     9.813         1*
2008  .        N/A          9.807     6.005        23          9.813     6.015        14
2009  .        N/A          6.005     7.569        33          6.015     7.588        12
2010  .          1*         7.569     7.934        54          7.588     7.963         3
2011  .          1*         7.934     7.562        59          7.963     7.597         1*
2012  .          1*         7.562     9.017        52          7.597     9.067         1*
2013  .          1*         9.017    10.637        44          9.067    10.707         1*
---------      ---         ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP UBS Large Cap Growth RPM
2004  .      10.877    11.264         1*        10.889    11.282         2         10.901    11.300
2005  .      11.264    11.546         3         11.282    11.569         2         11.300    11.594
2006  .      11.546    12.455         2         11.569    12.487         3         11.594    12.520
2007  .       N/A        N/A        N/A         12.487    14.798         2         12.520    14.844
2008  .      14.476     8.587         1*        14.798     8.618         2         14.844     8.649
2009  .       8.587    11.701         1*         8.618    11.749         5          8.649    11.798
2010  .      11.701    12.816         1*        11.749    12.874         2         11.798    12.934
2011  .      12.816    11.889         1*        12.874    11.949         2         12.934    12.011
2012  .      11.889    13.611         1*        11.949    13.687         1*        12.011    13.764
2013  .       N/A        N/A        N/A         13.687    16.904         1*        13.764    17.009
---------    ------    ------       ---         ------    ------         -         ------    ------
LVIP Vanguard Domestic Equity ETF
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2013  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Vanguard International Equity ETF
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2012  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2013  .       N/A        N/A        N/A         10.802    11.009         3          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP VIP Contrafund RPM
2013  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
MFS VIT Core Equity
2004  .      10.263    11.315         6         10.273    11.332         8         10.285    11.351
2005  .      11.315    11.293         5         11.332    11.316         8         11.351    11.340
2006  .      11.293    12.608         4         11.316    12.640         8         11.340    12.673
2007  .      12.608    13.750         4         12.640    13.792         8         12.673    13.835
2008  .      13.750     8.206         3         13.792     8.236         8         13.835     8.266
2009  .       8.206    10.674         3          8.236    10.718         8          8.266    10.762
2010  .      10.674    12.270         3         10.718    12.326         8         10.762    12.383
2011  .      12.270    11.915         2         12.326    11.975         8         12.383    12.037
2012  .      11.915    13.589         1*        11.975    13.665         8         12.037    13.742
2013  .      13.589    17.941         1*        13.665    18.051         8         13.742    18.162
---------    ------    ------       ---         ------    ------       ---         ------    ------
MFS VIT Growth
2004  .      10.089    11.186         7         10.101    11.205         6         10.112    11.223
2005  .      11.186    11.985         7         11.205    12.011         6         11.223    12.037
2006  .      11.985    12.686         6         12.011    12.720         5         12.037    12.754
2007  .      12.686    15.083         3         12.720    15.131         5         12.754    15.179
2008  .      15.083     9.265         3         15.131     9.300         3         15.179     9.334
2009  .       9.265    12.516         3          9.300    12.569         3          9.334    12.621
2010  .      12.516    14.161         1*        12.569    14.228         4         12.621    14.294
2011  .      14.161    13.851         1*        14.228    13.924         2         14.294    13.995
2012  .      13.851    15.951         1*        13.924    16.043         1*        13.995    16.133
2013  .      15.951    21.416         1*        16.043    21.550         2         16.133    21.682
---------    ------    ------       ---         ------    ------       ---         ------    ------
MFS VIT Total Return(13)
2004  .      11.298    12.339        85         11.312    12.360       137         11.328    12.384
2005  .      12.339    12.453       100         12.360    12.479       139         12.384    12.510
2006  .      12.453    13.673        77         12.479    13.709       139         12.510    13.750
2007  .      13.673    13.978        63         13.709    14.022       131         13.750    14.071
2008  .      13.978    10.680        52         14.022    10.719       118         14.071    10.762
2009  .      10.680    12.367        46         10.719    12.419       105         10.762    12.475
2010  .      12.367    13.337        37         12.419    13.399        73         12.475    13.466
2011  .      13.337    13.327        32         13.399    13.395        46         13.466    13.469
2012  .      13.327    14.542        28         13.395    14.624        47         13.469    14.712
2013  .      14.542    16.102        17         14.624    16.196        42         14.712    16.296
---------    ------    ------       ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP UBS Large Cap Growth RPM
2004  .          4         10.939    11.357         43        12.233    12.713        14
2005  .          4         11.357    11.669         50        12.713    13.076        14
2006  .          3         11.669    12.620         44        13.076    14.155        14
2007  .          1*        12.620    14.985         42        14.155    16.825        15
2008  .          1*        14.985     8.745         40        16.825     9.828        13
2009  .          1*         8.745    11.945         32         9.828    13.439        10
2010  .          1*        11.945    13.116         27        13.439    14.770         9
2011  .          1*        13.116    12.198         21        14.770    13.751         8
2012  .          1*        12.198    14.000         29        13.751    15.797         7
2013  .          1*        14.000    17.326         21        15.797    19.570         7
---------        -         ------    ------         --        ------    ------        --
LVIP Vanguard Domestic Equity ETF
2011  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2012  .        N/A         10.395    10.605          5         N/A        N/A        N/A
2013  .        N/A         10.605    13.616          7        10.622    13.651         1*
---------      ---         ------    ------       ----        ------    ------       ---
LVIP Vanguard International Equity ETF
2011  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2012  .        N/A          8.802     9.805          4         N/A        N/A        N/A
2013  .        N/A          9.805    11.067          5         N/A        N/A        N/A
---------      ---         ------    ------       ----        ------    ------       ---
LVIP VIP Contrafund RPM
2013  .        N/A         10.031    11.069          7         N/A        N/A        N/A
---------      ---         ------    ------       ----        ------    ------       ---
MFS VIT Core Equity
2004  .          6         10.322    11.408         54        11.930    13.199        24
2005  .          1*        11.408    11.414         46        13.199    13.219        24
2006  .          1*        11.414    12.776         42        13.219    14.811        22
2007  .          1*        12.776    13.968         36        14.811    16.209        22
2008  .          1*        13.968     8.358         33        16.209     9.708        20
2009  .          1*         8.358    10.898         30         9.708    12.672        15
2010  .          1*        10.898    12.559         20        12.672    14.617        11
2011  .          1*        12.559    12.226         19        14.617    14.244         8
2012  .          1*        12.226    13.978         18        14.244    16.302         7
2013  .          1*        13.978    18.502         12        16.302    21.600         6
---------      ---         ------    ------       ----        ------    ------       ---
MFS VIT Growth
2004  .         17         10.147    11.279         71        11.878    13.216        14
2005  .         15         11.279    12.114         73        13.216    14.209        13
2006  .         14         12.114    12.855         69        14.209    15.093        10
2007  .         13         12.855    15.322         58        15.093    18.008        11
2008  .         14         15.322     9.436         49        18.008    11.101        11
2009  .         11          9.436    12.778         38        11.101    15.048         8
2010  .         11         12.778    14.494         26        15.048    17.085         6
2011  .          3         14.494    14.213         23        17.085    16.771         4
2012  .          3         14.213    16.408         20        16.771    19.381         1*
2013  .          3         16.408    22.085         19        19.381    26.112         1*
---------      ---         ------    ------       ----        ------    ------       ---
MFS VIT Total Return(13)
2004  .        143         11.364    12.442      1,698        11.115    12.181       602
2005  .        131         12.442    12.588      1,685        12.181    12.336       692
2006  .        126         12.588    13.856      1,562        12.336    13.592       667
2007  .        106         13.856    14.201      1,394        13.592    13.945       632
2008  .         99         14.201    10.878        997        13.945    10.692       564
2009  .         83         10.878    12.628        787        10.692    12.425       483
2010  .         72         12.628    13.652        645        12.425    13.446       423
2011  .         59         13.652    13.675        468        13.446    13.482       331
2012  .         55         13.675    14.959        381        13.482    14.763       259
2013  .         45         14.959    16.580        356        14.763    16.368       235
---------      ---         ------    ------      -----        ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
MFS VIT Utilities
2004  .       9.962    12.723         5          9.972    12.743        15          9.983    12.763
2005  .      12.723    14.589        11         12.743    14.619        27         12.763    14.649
2006  .      14.589    18.793        17         14.619    18.842        28         14.649    18.890
2007  .      18.793    23.580        17         18.842    23.652        23         18.890    23.725
2008  .      23.580    14.424        17         23.652    14.476        17         23.725    14.528
2009  .      14.424    18.852        15         14.476    18.929        12         14.528    19.006
2010  .      18.852    21.049        11         18.929    21.145         7         19.006    21.242
2011  .      21.049    22.051        10         21.145    22.163         5         21.242    22.276
2012  .      22.051    24.556         9         22.163    24.693         7         22.276    24.831
2013  .      24.556    29.037         3         24.693    29.214         5         24.831    29.392
---------    ------    ------        --         ------    ------        --         ------    ------
NB AMT Mid Cap Growth(1)
2004  .      10.510    12.024        10         10.522    12.044        36         10.534    12.063
2005  .      12.024    13.452        12         12.044    13.482        34         12.063    13.510
2006  .      13.452    15.177        13         13.482    15.218        35         13.510    15.256
2007  .      15.177    18.291        13         15.218    18.350        34         15.256    18.406
2008  .      18.291    10.189        10         18.350    10.226        26         18.406    10.263
2009  .      10.189    13.189         9         10.226    13.244        23         10.263    13.298
2010  .      13.189    16.748         6         13.244    16.827        22         13.298    16.903
2011  .      16.748    16.552         5         16.827    16.638        19         16.903    16.722
2012  .      16.552    18.302         5         16.638    18.407        15         16.722    18.509
2013  .      18.302    20.897         4         18.407    21.020        15         18.509    21.141
---------    ------    ------        --         ------    ------        --         ------    ------
NB AMT Mid Cap Intrinsic Value
2004  .      13.108    15.777         9         13.123    15.802        11         13.139    15.830
2005  .      15.777    17.381        13         15.802    17.418        14         15.830    17.457
2006  .      17.381    19.005        14         17.418    19.055        14         17.457    19.108
2007  .      19.005    19.311         7         19.055    19.372        10         19.108    19.435
2008  .      19.311    10.292         5         19.372    10.329         8         19.435    10.368
2009  .      10.292    14.836         4         10.329    14.898         7         10.368    14.961
2010  .      14.836    18.415         3         14.898    18.501         8         14.961    18.589
2011  .      18.415    16.937         3         18.501    17.024         6         18.589    17.113
2012  .      16.937    19.247         3         17.024    19.355         5         17.113    19.467
2013  .      19.247    25.946         3         19.355    26.106         5         19.467    26.270
---------    ------    ------        --         ------    ------        --         ------    ------
PIMCO VIT CommodityRealReturn Strategy
2009  .      11.089    12.499         1*         N/A        N/A        N/A          N/A        N/A
2010  .       N/A        N/A        N/A         12.503    15.288         3          N/A        N/A
2011  .       N/A        N/A        N/A         15.288    13.910         1*         N/A        N/A
2012  .       N/A        N/A        N/A         13.910    14.391         1*         N/A        N/A
2013  .       N/A        N/A        N/A         14.391    12.079         1*        12.754    12.106
---------    ------    ------       ---         ------    ------       ---         ------    ------
Putnam VT Global Health Care
2004  .       9.641    10.159         2          9.651    10.174         8          9.664    10.193
2005  .      10.159    11.312         2         10.174    11.334         8         10.193    11.361
2006  .      11.312    11.437         3         11.334    11.466         7         11.361    11.499
2007  .      11.437    11.183         2         11.466    11.216         8         11.499    11.254
2008  .      11.183     9.121         1*        11.216     9.153         5         11.254     9.189
2009  .       9.121    11.305         1*         9.153    11.351         5          9.189    11.400
2010  .      11.305    11.394         1*        11.351    11.446         6         11.400    11.502
2011  .      11.394    11.076         1*        11.446    11.132         4         11.502    11.192
2012  .      11.076    13.321         1*        11.132    13.394         4         11.192    13.473
2013  .      13.321    18.562         3         13.394    18.674         5         13.473    18.793
---------    ------    ------       ---         ------    ------       ---         ------    ------
Putnam VT Growth & Income
2004  .      10.844    11.852         2         10.872    11.888        14         10.871    11.894
2005  .      11.852    12.268         2         11.888    12.311        14         11.894    12.323
2006  .      12.268    13.987         2         12.311    14.043        13         12.323    14.064
2007  .      13.987    12.927         2         14.043    12.986        12         14.064    13.011
2008  .      12.927     7.795         1*        12.986     7.834        11         13.011     7.854
2009  .       7.795     9.953         1*         7.834    10.008        10          7.854    10.038
2010  .       9.953    11.198         1*        10.008    11.266         9         10.038    11.305
2011  .      11.198    10.504         1*        11.266    10.572         1*        11.305    10.614
2012  .      10.504    12.309         1*        10.572    12.395         1*        10.614    12.451
2013  .      12.309    16.427         1*        12.395    16.551         1*        12.451    16.633
---------    ------    ------       ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
MFS VIT Utilities
2004  .         30         10.016    12.825       253         11.953    15.320        72
2005  .         54         12.825    14.742       314         15.320    17.629       125
2006  .         45         14.742    19.038       309         17.629    22.788       103
2007  .         37         19.038    23.947       330         22.788    28.693        97
2008  .         26         23.947    14.686       288         28.693    17.614        70
2009  .         20         14.686    19.241       200         17.614    23.101        55
2010  .         16         19.241    21.537       150         23.101    25.883        47
2011  .          9         21.537    22.619       121         25.883    27.211        38
2012  .         10         22.619    25.252       100         27.211    30.409        33
2013  .          6         25.252    29.935        86         30.409    36.084        25
---------       --         ------    ------       ---         ------    ------       ---
NB AMT Mid Cap Growth(1)
2004  .         38         10.570    12.123       401         12.166    13.967        99
2005  .         34         12.123    13.597       417         13.967    15.681       105
2006  .         37         13.597    15.378       402         15.681    17.753       101
2007  .         33         15.378    18.581       429         17.753    21.472        95
2008  .         31         18.581    10.376       341         21.472    12.002        86
2009  .         21         10.376    13.465       266         12.002    15.591        60
2010  .         16         13.465    17.141       227         15.591    19.868        54
2011  .         13         17.141    16.983       201         19.868    19.704        30
2012  .         13         16.983    18.826       152         19.704    21.864        22
2013  .         12         18.826    21.515       140         21.864    24.996        20
---------       --         ------    ------       ---         ------    ------       ---
NB AMT Mid Cap Intrinsic Value
2004  .         71         13.184    15.907       221         12.827    15.493        61
2005  .         17         15.907    17.569       257         15.493    17.128        73
2006  .         23         17.569    19.259       239         17.128    18.794        69
2007  .         20         19.259    19.618       199         18.794    19.164        66
2008  .         13         19.618    10.481       159         19.164    10.249        53
2009  .          6         10.481    15.148       115         10.249    14.827        40
2010  .          6         15.148    18.849       102         14.827    18.468        29
2011  .          5         18.849    17.379        64         18.468    17.044        20
2012  .          6         17.379    19.798        50         17.044    19.437        16
2013  .          5         19.798    26.757        44         19.437    26.295        14
---------       --         ------    ------       ---         ------    ------       ---
PIMCO VIT CommodityRealReturn Strategy
2009  .        N/A         10.869    12.518         7          9.625    12.526         3
2010  .        N/A         12.518    15.338        15         12.526    15.363         8
2011  .        N/A         15.338    13.983        22         15.363    14.020         6
2012  .        N/A         13.983    14.496        13         14.020    14.548         7
2013  .          5         14.496    12.191        10         14.548    12.247         6
---------      ---         ------    ------       ---         ------    ------       ---
Putnam VT Global Health Care
2004  .         15          9.697    10.244       104         11.003    11.635        27
2005  .         11         10.244    11.434       103         11.635    13.000        23
2006  .         13         11.434    11.590        96         13.000    13.191        22
2007  .         10         11.590    11.361        73         13.191    12.942        22
2008  .          9         11.361     9.290        63         12.942    10.594        18
2009  .          8          9.290    11.543        46         10.594    13.176        12
2010  .          7         11.543    11.663        33         13.176    13.327        12
2011  .          7         11.663    11.366        29         13.327    13.000         5
2012  .          7         11.366    13.703        21         13.000    15.689         3
2013  .          6         13.703    19.143        23         15.689    21.939         3
---------      ---         ------    ------       ---         ------    ------       ---
Putnam VT Growth & Income
2004  .          5         10.908    11.952       155         12.163    13.340        13
2005  .          5         11.952    12.402       150         13.340    13.857        10
2006  .          4         12.402    14.175       146         13.857    15.854        10
2007  .          3         14.175    13.134       122         15.854    14.704         9
2008  .          6         13.134     7.939        97         14.704     8.897         7
2009  .          6          7.939    10.163        46          8.897    11.401         7
2010  .          1*        10.163    11.463        29         11.401    12.872        11
2011  .          1*        11.463    10.778        25         12.872    12.115         5
2012  .          1*        10.778    12.663        20         12.115    14.248         5
2013  .          1*        12.663    16.942        24         14.248    19.081         4
---------      ---         ------    ------       ---         ------    ------       ---


*     The numbers of Accumulation Units less than 500 were rounded up to one.

(1) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA S&P 500 Index Fund Subaccount.

(2) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP Mondrian International Value Fund Subaccount.

(3) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP BlackRock Inflation Protected Bond Fund Subaccount.

(4) Effective October 9, 2010, the Delaware VIP (Reg. TM) Trend Series was reorganized into the Delaware VIP (Reg. TM) Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP (Reg. TM) Trend Series.

(5) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA International Index Fund Subaccount.

(6) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Small-Cap Index Fund Subaccount.

(7) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(8) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.

(9) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(10) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

(11) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

(12) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSgA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.

(13) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Moderate Structured Allocation Fund Subacocunt.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix B-Guaranteed Annual Income Percentages For Previous Rider Elections

Guaranteed Annual Income Percentages by Ages for rider elections on or after
                  December 3, 2012 but prior to May 20, 2013:


             Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)




 Single & Joint Life Option*      Single & Joint Life Option
-----------------------------    ---------------------------
                                   Guaranteed Annual Income
             Age                      amount percentage
-----------------------------    ---------------------------
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
             65+                            5.00%



                    Lincoln Lifetime IncomeSM Advantage 2.0




 Single & Joint Life Option*      Single & Joint Life Option
-----------------------------    ---------------------------
                                   Guaranteed Annual Income
             Age                      amount percentage
-----------------------------    ---------------------------
       55 - under 591/2                     3.00%
          591/2 - 64                        3.50%
           65 - 69                          4.50%
             70+                            5.00%



*If joint life option is in effect, the younger of you and your spouse's age applies.


Guaranteed Annual Income Percentage by Ages for rider elections on or after
                  April 2, 2012 but prior to December 3, 2012:


             Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)




                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                4.00%                     55 - 64                      4.00%
       591/2+                     5.00%                       65+                        5.00%



                    Lincoln Lifetime IncomeSM Advantage 2.0




                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.50%                     55 - 64                      3.50%
     591/2 - 64                   4.00%                     65 - 69                      4.50%
       65 - 69                    4.50%                       70+                        5.00%
         70+                      5.00%





Guaranteed Annual Income Percentages by Ages for rider elections prior to April
                                    2, 2012:


                    Lincoln Lifetime IncomeSM Advantage 2.0




                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                4.00%                     55 - 64                      4.00%
       591/2+                     5.00%                       65+                        5.00%

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix C-Guaranteed Income Benefit Percentages For Previous Rider Elections

 Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) between April 2, 2012 and May 19, 2013, or 4LATER (Reg. TM) Advantage (Managed Risk) between July 16, 2012 and May 19,
                                     2013.




 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                     Percentage of Account
             Age                    Value or Income Base**
-----------------------------    ----------------------------
         Under age 40                       2.50%
           40 - 54                          3.00%
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
           65 - 69                          4.50%
           70 - 79                          5.00%
             80+                            5.50%




* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER (Reg. TM) Advantage (Managed Risk) may use any remaining Income Base to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections between May 21,
                         2012 and May 19, 2013, or for
purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 between April 2, 2012 and
                                 May 19, 2013.




 Single & Joint Life Option*         Single & Joint Life Option*
-----------------------------    -----------------------------------
                                     Percentage of Account Value,
             Age                  Income Base or Guaranteed Amount**
-----------------------------    -----------------------------------
         Under age 40                           2.00%
           40 - 54                              2.50%
       55 - under 591/2                         3.00%
          591/2 - 64                            3.50%
           65 - 69                              4.00%
           70 - 74                              4.50%
             75+                                5.00%




* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections prior to May 21,
                          2012, or for purchasers of
        Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012.




 Single & Joint Life Option*         Single & Joint Life Option*
-----------------------------    -----------------------------------
                                     Percentage of Account Value,
             Age                  Income Base or Guaranteed Amount**
-----------------------------    -----------------------------------
         Under age 40                           2.50%
           40 - 54                              3.00%
       55 - under 591/2                         3.50%
          591/2 - 64                            4.00%
           65 - 69                              4.50%
           70 - 79                              5.00%
             80+                                5.50%




* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln ChoicePlus IISM
Lincoln Life Variable Annuity Account N (Registrant)

The Lincoln National Life Insurance Company (Depositor)



Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlus IISM prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2014. You may obtain a copy of the Lincoln ChoicePlus IISM prospectus on request and without charge. Please write Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46802, or call 1-888-868-2583.



Table of Contents







Item                                                        Page
  Special Terms                                            B-2
  Services                                                 B-2
  Principal Underwriter                                    B-2
  Purchase of Securities Being Offered                     B-2
  Interest Adjustment Example                              B-2
  Annuity Payouts                                          B-4
  Examples of Regular Income Payment Calculations          B-5
  Determination of Accumulation and Annuity Unit Value     B-5


Item                                                       Page
  Capital Markets                                          B-5
  Advertising & Ratings                                    B-6
  About the S&P 500 Index                                  B-6
  Unclaimed Property                                       B-6
  Additional Services                                      B-7
  Other Information                                        B-7
  Financial Statements                                     B-8



This SAI is not a prospectus.
The date of this SAI is May 1, 2014.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.



Services

Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln Life Variable Annuity Account N as of December 31, 2013 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2013; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.



Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter

Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $358,027,469, $437,205,763 and $619,961,766 to LFN and Selling Firms in 2011, 2012 and 2013 respectively, as sales compensation with respect to all the contracts offered under the VAA. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.




Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a Market Value Adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE
                             CASH SURRENDER VALUES


         Single Premium..................    $50,000
         Premium taxes...................    None
         Withdrawals.....................    None
         Guaranteed Period...............    5 years
         Guaranteed Interest Rate........    3.50%
         Annuity Date....................    Age 70
         Index Rate A....................    3.50%
         Index Rate B....................    4.00% End of contract year 1
                                             3.50% End of contract year 2
                                             3.00% End of contract year 3
                                             2.00% End of contract year 4
         Percentage adjustment to B......    0.50%



         Interest Adjustment Formula                  (1 + Index A)n
                                              ------------------------------
                                                                             -1
         n = Remaining Guaranteed Period      (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION


                                                   (3)
                   (1)             (2)          Adjusted     (4)         (5)         (6)         (7)
                 Annuity      1 + Interest       Annuity   Minimum   Greater of   Surrender   Surrender
Contract Year     Value    Adjustment Formula     Value     Value     (3) & (4)     Charge      Value
--------------- --------- -------------------- ---------- --------- ------------ ----------- ----------
1..............  $51,710       0.962268         $49,759    $50,710     $50,710      $4,250    $46,460
2..............  $53,480       0.985646         $52,712    $51,431     $52,712      $4,250    $48,462
3..............  $55,312       1.000000         $55,312    $52,162     $55,312      $4,000    $51,312
4..............  $57,208       1.009756         $57,766    $52,905     $57,766      $3,500    $54,266
5..............  $59,170          N/A           $59,170    $53,658     $59,170      $3,000    $56,170

                           ANNUITY VALUE CALCULATION


                   BOY*                             Annual         EOY**
                 Annuity         Guaranteed        Account        Annuity
Contract Year     Value        Interest Rate         Fee           Value
--------------- ---------     ---------------     ---------     ----------
 1..............$50,000   x       1.035       -   $40       =   $51,710
 2..............$51,710   x       1.035       -   $40       =   $53,480
 3..............$53,480   x       1.035       -   $40       =   $55,312
 4..............$55,312   x       1.035       -   $40       =   $57,208
 5..............$57,208   x       1.035       -   $40       =   $59,170

                          SURRENDER CHARGE CALCULATION


                 Surrender
                  Charge                      Surrender
Contract Year     Factor        Deposit        Charge
--------------- ----------     ---------     ----------
 1..............   8.5%    x   $50,000   =   $4,250
 2..............   8.5%    x   $50,000   =   $4,250
 3..............   8.0%    x   $50,000   =   $4,000
 4..............   7.0%    x   $50,000   =   $3,500
 5..............   6.0%    x   $50,000   =   $3,000

                 1 + INTEREST ADJUSTMENT FORMULA CALCULATION

Contract Year    Index A   Index B   Adj Index B     N     Result
--------------- --------- --------- ------------- ------ ---------
1..............  3.50%     4.00%       4.50%         4   0.962268
2..............  3.50%     3.50%       4.00%         3   0.985646
3..............  3.50%     3.00%       3.50%         2   1.000000
4..............  3.50%     2.00%       2.50%         1   1.009756
5..............  3.50%      N/A         N/A         N/A     N/A

                           MINIMUM VALUE CALCULATION


                                   Minimum           Annual
                                  Guaranteed        Account        Minimum
Contract Year                   Interest Rate         Fee           Value
---------------                ---------------     ---------     ----------
 1..............$50,000    x       1.015       -   $40       =   $50,710
 2..............$50,710    x       1.015       -   $40       =   $51,431
 3..............$51,431    x       1.015       -   $40       =   $52,162
 4..............$52,162    x       1.015       -   $40       =   $52,905
 5..............$52,905    x       1.015       -   $40       =   $53,658



                             * BOY = beginning of year

                                        ** EOY = end of year




Annuity Payouts

Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
 o the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable Annuity Payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
 o third, we calculate the value of the Annuity Units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner's fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.

The value of each Subaccount's Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
 o The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.


         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               20-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,600.94              $10,004.94

A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,540.85 with the 20-year access period and $9,004.45 with the 30-year access period.

At the end of the 20-year access period, the remaining Account Value of $109,921.94 (assuming no withdrawals) will be used to continue the $10,600.94 Regular Income Payment during the lifetime income period for the lives of the Annuitant and Secondary Life. At the end of the 30-year access period, the remaining Account Value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 Regular Income Payment during the lifetime income period for the lives of the Annuitant and Secondary Life. (Note: the Regular Income Payments during the lifetime income period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody's, A.M. Best, Fitch, and Standard & Poor's. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.



About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

In some cases, fund names and/or their objectives may include references to certain indices, such as the S&P 500 Index. Neither the contract nor the funds are sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the contract or any member of the public regarding the advisability of investing in securities generally or in the contract particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the contract. S&P has no obligation to take the needs of the Licensee or the owners of the contract into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the contract or the timing of the issuance or sale of the contract or in the determination or calculation of the equation by which the contract is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the contract.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.




Unclaimed Property
During 2013, a Global Resolution Agreement entered into by us and a third party auditor became effective upon its acceptance by the unclaimed property departments of 41 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. Also in December 2013, a Regulatory Settlement Agreement entered into by us to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The final agreement covers 52 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S.

jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.




Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Surrender Charge.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, Account Value in a designated variable Subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable Subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the Annuity Commencement Date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding Account Value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.

Beginning May 1, 2010, the cross reinvestment service is no longer available unless the Contractowner has enrolled in this service prior to this date. Contractowners who are currently enrolled in this service will not be impacted by this change.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value, allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of Contractowners under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements

The December 31, 2013 financial statements of the VAA and the December 31, 2013 consolidated financial statements of Lincoln Life appear on the following pages.

Lincoln ChoicePlus AssuranceSM (B Share)
Lincoln Life Variable Annuity Account N
Individual Variable Annuity Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-888-868-2583


This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This contract is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth
IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. However, IRAs provide tax deferral whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate Contract Value and to provide retirement income over a certain period of time, or for life, subject to certain conditions. The benefits offered under this contract may be a variable or fixed amount, if available, or a combination of both. This contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant.

The state in which your contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your contract. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding their availability.


The minimum initial Purchase Payment for the contract is $10,000. Additional Purchase Payments, subject to certain restrictions, may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.


Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. If any portion of your Contract Value is in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, an Interest Adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a Guaranteed Period.

We offer variable annuity contracts that have lower fees and that may offer different investment options, features, and optional benefits. You should carefully consider whether or not this contract is the best product for you.


All Purchase Payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract's variable options. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:


AIM Variable Insurance Funds (Invesco Variable Insurance Funds):

     Invesco V.I. American Franchise Fund*

     Invesco V.I. Core Equity Fund*

     Invesco V.I. International Growth Fund*


AllianceBernstein Variable Products Series Fund:
     AllianceBernstein VPS Global Thematic Growth Portfolio

     AllianceBernstein VPS Large Cap Growth Portfolio*


     AllianceBernstein VPS Small/Mid Cap Value Portfolio

American Funds Insurance Series (Reg. TM):

     American Funds Global Growth Fund*
     American Funds Global Small Capitalization Fund*
     American Funds Growth Fund*
     American Funds Growth-Income Fund*
     American Funds International Fund*

BlackRock Variable Series Funds, Inc.:

     BlackRock Global Allocation V.I. Fund


Delaware VIP (Reg. TM) Trust:

     Delaware VIP (Reg. TM) Diversified Income Series
     Delaware VIP (Reg. TM) Emerging Markets Series
     Delaware VIP (Reg. TM) High Yield Series*
     Delaware VIP (Reg. TM) Limited-Term Diversified Income Series Delaware VIP (Reg. TM) REIT Series
     Delaware VIP (Reg. TM) Small Cap Value Series
     Delaware VIP (Reg. TM) Smid Cap Growth Series
     Delaware VIP (Reg. TM) U.S. Growth Series

     Delaware VIP (Reg. TM) Value Series

DWS Variable Series II:

     DWS Alternative Asset Allocation VIP Portfolio


Fidelity (Reg. TM) Variable Insurance Products:

     Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio

     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Mid Cap Portfolio

Franklin Templeton Variable Insurance Products Trust:
     Franklin Income VIP Fund
     (formerly FTVIPT Franklin Income Securities Fund)
     Franklin Mutual Shares VIP Fund
     (formerly FTVIPT Mutual Shares Securities Fund)
     Templeton Global Bond VIP Fund*
     (formerly FTVIPT Templeton Global Bond Securities Fund)
     Templeton Growth VIP Fund*
     (formerly FTVIPT Templeton Growth Securities Fund*)

Janus Aspen Series:

     Janus Aspen Balanced Portfolio*
     Janus Aspen Enterprise Portfolio*
     Janus Aspen Global Research Portfolio*


Legg Mason Partners Variable Equity Trust
     ClearBridge Variable Mid Cap Core Portfolio*

Lincoln Variable Insurance Products Trust:
     LVIP American Century VP Mid Cap Value RPM Fund
     LVIP American Global Growth Fund*
     LVIP American Global Small Capitalization Fund*
     LVIP American Growth Fund*
     LVIP American Growth-Income Fund*
     LVIP American International Fund*

     LVIP Baron Growth Opportunities Fund

     LVIP BlackRock Emerging Markets RPM Fund

     LVIP BlackRock Equity Dividend RPM Fund

     LVIP BlackRock Global Allocation V.I. RPM Fund

     LVIP BlackRock Inflation Protected Bond Fund
     LVIP Capital Growth Fund
     LVIP Clarion Global Real Estate Fund

     LVIP ClearBridge Variable Appreciation RPM Fund
     LVIP Columbia Small-Mid Cap Growth RPM Fund

     LVIP Delaware Bond Fund
     LVIP Delaware Diversified Floating Rate Fund
     LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund* LVIP Delaware Growth and Income Fund*
     LVIP Delaware Social Awareness Fund
     LVIP Delaware Special Opportunities Fund

     LVIP Dimensional Non-U.S. Equity RPM Fund

     LVIP Dimensional/Vanguard Total Bond Fund

     LVIP Dimensional U.S. Equity RPM Fund

     LVIP Franklin Mutual Shares VIP RPM Fund
    (formerly LVIP Franklin Mutual Shares Securities RPM Fund)

     LVIP Global Income Fund

     LVIP Invesco Diversified Equity-Income RPM Fund*
     LVIP Invesco V.I. Comstock RPM Fund
     LVIP JPMorgan High Yield Fund

     LVIP JPMorgan Mid Cap Value RPM Fund

     LVIP Managed Risk Profile 2010 Fund*
     LVIP Managed Risk Profile 2020 Fund*
     LVIP Managed Risk Profile 2030 Fund*
     LVIP Managed Risk Profile 2040 Fund*
     LVIP Managed Risk Profile Conservative Fund
     LVIP Managed Risk Profile Growth Fund
     LVIP Managed Risk Profile Moderate Fund

     LVIP MFS International Growth Fund

     LVIP MFS International Growth RPM Fund

     LVIP MFS Value Fund
     LVIP Mid-Cap Value Fund

     LVIP Money Market Fund
     LVIP Mondrian International Value Fund
     LVIP Multi-Manager Global Equity RPM Fund*
     LVIP PIMCO Low Duration Bond Fund*

     LVIP SSgA Bond Index Fund
     LVIP SSgA Conservative Index Allocation Fund
     LVIP SSgA Conservative Structured Allocation Fund
     LVIP SSgA Developed International 150 Fund
     LVIP SSgA Emerging Markets 100 Fund
     LVIP SSgA Global Tactical Allocation RPM Fund

     LVIP SSgA International Index Fund
     LVIP SSgA International RPM Fund

     LVIP SSgA Large Cap 100 Fund

     LVIP SSgA Large Cap RPM Fund

     LVIP SSgA Moderate Index Allocation Fund
     LVIP SSgA Moderate Structured Allocation Fund
     LVIP SSgA Moderately Aggressive Index Allocation Fund
     LVIP SSgA Moderately Aggressive Structured Allocation Fund

     LVIP SSgA S&P 500 Index Fund**

     LVIP SSgA Small-Cap Index Fund

     LVIP SSgA Small-Cap RPM Fund

     LVIP SSgA Small-Mid Cap 200 Fund
     LVIP T. Rowe Price Growth Stock Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund

     LVIP Templeton Growth RPM Fund
     LVIP UBS Large Cap Growth RPM Fund

     LVIP Vanguard Domestic Equity ETF Fund
     LVIP Vanguard International Equity ETF Fund

     LVIP VIP Contrafund (Reg. TM) RPM Fund
     LVIP VIP Mid Cap RPM Portfolio*

MFS (Reg. TM) Variable Insurance TrustSM:

     MFS (Reg. TM) VIT Core Equity Series*
     MFS (Reg. TM) VIT Growth Series

     MFS (Reg. TM) VIT Utilities Series

Neuberger Berman Advisers Management Trust:
     Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio*

PIMCO Variable Insurance Trust:

     PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio


Putnam Variable Trust:

     Putnam VT Global Health Care Fund*
     Putnam VT Growth & Income Fund*


* Not all funds are available in all contracts. Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.

** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.




This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.


May 1, 2014

Table of Contents




Item                                                                             Page
Special Terms                                                                      5
Expense Tables                                                                     8
Summary of Common Questions                                                       20
The Lincoln National Life Insurance Company                                       23
Variable Annuity Account (VAA)                                                    24
Investments of the Variable Annuity Account                                       24
Charges and Other Deductions                                                      32
The Contracts                                                                     44
 Purchase Payments                                                                44
 Transfers On or Before the Annuity Commencement Date                             46
 Surrenders and Withdrawals                                                       49
 Death Benefit                                                                    52
 Investment Requirements                                                          56
 Living Benefit Riders                                                            63
 Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)                           63
 Lincoln Lifetime IncomeSM Advantage                                              73
 Lincoln SmartSecurity (Reg. TM) Advantage                                        82
 4LATER (Reg. TM) Advantage (Managed Risk)                                        87
 i4LIFE (Reg. TM) Advantage                                                       90
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage                        95
 4LATER (Reg. TM) Advantage                                                      102
 Lincoln Long-Term CareSM Advantage                                              106
Annuity Payouts                                                                  129
 Fixed Side of the Contract                                                      131
Distribution of the Contracts                                                    134
Federal Tax Matters                                                              135
Additional Information                                                           140
 Voting Rights                                                                   140
 Return Privilege                                                                141
 Other Information                                                               141
Legal Proceedings                                                                142
Contents of the Statement of Additional Information (SAI)
for Lincoln Life Variable Annuity Account N                                      143
Appendix A - Condensed Financial Information                                     A-1
Appendix B - Condensed Financial Information                                     B-1
Appendix C-Guaranteed Annual Income Percentages For Previous Rider Elections     C-1
Appendix D-Guaranteed Income Benefit Percentages For Previous Rider Elections    D-1

Special Terms
In this prospectus, the following terms have the indicated meanings:


5% Enhancement-A feature under Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and 4LATER (Reg. TM) Advantage (Managed Risk) in which the Guaranteed Amount or Income Base, as applicable, minus Purchase Payments received in that year, will be increased by 5%, subject to certain conditions.


Access Period-Under i4LIFE (Reg. TM) Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.


Account or Variable Annuity Account (VAA)-The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account Value-Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE (Reg. TM) Advantage is effective (or initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments and withdrawals.

Accumulation Unit-A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.


Annuitant-The person upon whose life the annuity benefit payments are based, and upon whose life a Death Benefit may be paid.

Annuity Commencement Date-The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE (Reg. TM) Advantage).


Annuity Payout-A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE (Reg. TM) Advantage has been elected). Payments may be variable or fixed, or a combination of both.


Annuity Unit-A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.


Automatic Annual Step-up-Under Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and 4LATER (Reg. TM) Advantage (Managed Risk), the Guaranteed Amount or Income Base, as applicable, will automatically step-up to the Contract Value on each Benefit Year anniversary, subject to certain conditions.



Beneficiary-The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.


Benefit Year-Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage (Managed Risk), the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity (Reg. TM) Advantage, if the Contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.


Contractowner (you, your, owner)-The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.

Contract Value (may be referred to as Account Value in marketing materials)-At a given time before the Annuity Commencement Date, the total value of all Accumulation Units for a contract plus the value of the fixed side of the contract, if any.


Contract Year-Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death Benefit-Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies or, if selected, to the Contractowner if the Annuitant dies. See The Contracts - Death Benefit for a description of the various Death Benefit options.

Enhancement Period-Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, and 4LATER (Reg. TM) Advantage (Managed Risk), the 10-year period during which the 5% Enhancement is in effect. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs.

Excess Withdrawals-Amounts withdrawn during a Benefit Year, as specified for each Living Benefit Rider, which decrease or eliminate the guarantees under the rider.


Good Order-The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.

Guaranteed Amount-The value used to calculate your withdrawal benefit under Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.

Guaranteed Amount Annuity Payout Option-A fixed Annuity Payout option available under Lincoln SmartSecurity (Reg. TM) Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.


Guaranteed Annual Income-The guaranteed periodic withdrawal amount available from the contract each year for life under Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0.

Guaranteed Annual Income Amount Annuity Payout Option-A payout option available under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.

Guaranteed Period-The length of the period during which Contract Value in a fixed account will be credited a guaranteed interest rate.

Income Base-Under the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0, a value used to calculate the Guaranteed Annual Income amount. Under 4LATER (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage (Managed Risk), the Income Base will be used to calculate the minimum payouts available under your contract at a later date. The amount of the Income Base varies based on when you elect the rider, and is adjusted as set forth in this prospectus.


Interest Adjustment-An upward or downward adjustment on the amount of Contract Value in the fixed account upon a transfer, withdrawal or surrender of Contract Value from the fixed account due to fluctuations in interest rates.


Investment Requirements-Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit Riders.


Lifetime Income Period-Under i4LIFE (Reg. TM) Advantage, the period of time following the Access Period during which we make Regular Income Payments to you (and Secondary Life, if applicable) for the rest of your life. During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.


Lincoln Life (we, us, our, Company)-The Lincoln National Life Insurance
Company.

Living Benefit Rider-A general reference to optional riders that may be available for purchase, and provide some type of a minimum guarantee while you are alive. The riders that are currently available are: Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), 4LATER (Reg. TM) Advantage (Managed
Risk), i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk), i4LIFE (Reg. TM) Advantage (without the Guaranteed Income Benefit) and Lincoln Long-Term CareSM Advantage. Riders that are no longer available for purchase include Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, 4LATER (Reg. TM) Advantage and certain versions of the Guaranteed Income Benefit. If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.


Maximum Annual Withdrawal-The guaranteed periodic withdrawal available under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage.

Maximum Annual Withdrawal Amount Annuity Payout Option - A fixed Annuity Payout option available under Lincoln Lifetime IncomeSM Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.


Nursing Home Enhancement-A feature that will increase the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 or the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage upon admittance to an approved nursing care facility, subject to certain conditions.


Periodic Income Commencement Date-The Valuation Date on which the amount of i4LIFE (Reg. TM) Advantage Regular Income Payments are determined.


Purchase Payments-Amounts paid into the contract.

Regular Income Payments-The variable, periodic income payments paid under i4LIFE (Reg. TM) Advantage.

Secondary Life-Under i4LIFE (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage (Managed Risk), the person designated by the Contractowner upon whose life the Annuity Payouts will also be contingent.


Selling Group Individuals-A Contractowner who meets one of the following criteria at the time of the contract purchase and who purchases the contract without the assistance of a sales representative under contract with us:
 o Employees and registered representatives of any member of the selling group (broker-dealers who have selling agreements with us) and their spouses and minor children.
 o Officers, directors, trustees or bona-fide full-time employees and their spouses and minor children, of Lincoln Financial Group or any of the investment advisers of the funds currently being offered, or their affiliated or managed companies.


Subaccount-The portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.

Valuation Date-Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation Period-The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation
Date) and ending at the close of such trading on the next Valuation Date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.


The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted. The premium tax rate ranges from zero to 5%.


                       CONTRACTOWNER TRANSACTION EXPENSES



Accumulation Phase:
  Surrender charge (as a percentage of Purchase Payments surrendered/withdrawn):1.......    7.00%
We may also apply an Interest Adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed
Period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum Annual
Withdrawal amount under Lincoln SmartSecurity (Reg. TM) Advantage and Regular Income
Payments under i4LIFE (Reg. TM) Advantage).
See Fixed Side of the Contract.


1 The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions - Surrender Charge.



The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE (Reg. TM) Advantage rider.

 o Table A reflects the expenses for a contract that has not elected i4LIFE (Reg. TM) Advantage (Base contract).
 o Table B reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage.
 o Table C reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage Guaranteed Income Benefit (Managed Risk) and previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk).
 o Table D reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage and previously purchased 4LATER (Reg. TM) Advantage.


                                    TABLE A



Annual Account Fee:1......................................................................     $    35
Separate Account Annual Expenses (as a percentage of average daily net assets in the
  Subaccounts):2,3
Account Value Death Benefit
  Mortality and Expense Risk Charge.......................................................        1.15%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        1.25%
Guarantee of Principal Death Benefit
  Mortality and Expense Risk Charge.......................................................        1.20%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        1.30%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Mortality and Expense Risk Charge.......................................................        1.45%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        1.55%
Estate Enhancement Benefit (EEB)
  Mortality and Expense Risk Charge.......................................................        1.65%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        1.75%

                                                                                    Single      Joint
Optional Living Benefit Rider Charges:4                                              Life        Life
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk):5,6
  Guaranteed Maximum Charge.....................................................     2.00%      2.00%
  Current Charge................................................................     1.05%      1.25%
Lincoln Lifetime IncomeSM Advantage:7
  Guaranteed Maximum Charge.....................................................     1.50%      1.50%
  Current Charge................................................................     0.90%      0.90%
  Additional Charge for Lincoln Lifetime IncomeSM Advantage Plus................     0.15%      0.15%
Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option:8
  Guaranteed Maximum Charge.....................................................     1.50%      1.50%
  Current Charge................................................................     0.85%      1.00%
Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option:8
  Guaranteed Maximum Charge.....................................................     0.95%       N/A
  Current Charge................................................................     0.85%       N/A
4LATER (Reg. TM) Advantage:9
  Guaranteed Maximum Charge.....................................................     1.50%       N/A
  Current Charge................................................................     0.65%       N/A
4LATER (Reg. TM) Advantage (Managed Risk):10
  Guaranteed Maximum Charge.....................................................     2.00%      2.00%
  Current Charge................................................................     1.05%      1.25%
Lincoln Long-Term CareSM Advantage:11
  Acceleration Benefit Charge12
   Guaranteed Maximum Charge Level Benefit or Growth Benefit....................     1.50%       N/A
   Current Charge Level Benefit.................................................     0.35%       N/A
   Current Charge Growth Benefit................................................     0.50%       N/A
  Extension Benefit Charge13
   Guaranteed Maximum Charge....................................................      N/A        N/A
   Current Charge (Contractowners ages 70-74)...................................     0.76%       N/A
  Optional Nonforfeiture Benefit Charge14
   Guaranteed Maximum Charge....................................................      N/A        N/A
   Current Charge (Contractowners ages 70-74)...................................     0.12%       N/A


1 The account fee will be waived if your Contract Value is $100,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $100,000.

2 For contracts purchased prior to June 6, 2005, the total annual charges are as follows: EEB 1.65%; EGMDB 1.45%; Guarantee of Principal 1.35%; Account Value N/A. In the event of a subsequent Death Benefit change, the charge will be based on the charges in effect at the time the contract was purchased.

3 The mortality and expense risk charge and administrative charge together are 1.40% on and after the Annuity Commencement Date.


4 You may not have more than one Living Benefit Rider on your contract.

5 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge for a discussion of these changes to the Income Base. This charge is deducted from the Contract Value on a quarterly basis.



6 The charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of the rider - Lincoln Lifetime IncomeSM Advantage 2.0 - which is no longer available for purchase.

7 As an annualized percentage of the Guaranteed Amount (initial Purchase
  Payment or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge for further information. This rider is no longer available for purchase.


8 As an annualized percentage of the Guaranteed Amount (initial Purchase
  Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, and step-ups and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option riders purchased prior to December 3, 2012, the current annual percentage charge will increase to 0.85% (single life option) and 1.00% (joint life option) upon the next election of a step-up of the Guaranteed Amount. For Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option riders the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount. This rider is no longer available for purchase. See Charges and Other Deductions - Lincoln SmartSecurity (Reg. TM) Advantage Charge for further information.


9 As an annualized percentage of the Income Base (initial Purchase Payment or Contract Value at the time of election), as increased for subsequent Purchase

  Payments, automatic 15% Enhancements, and resets and decreased for withdrawals. This charge is deducted from the Subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg.
  TM) Advantage Charge for further information. This rider is no longer available for purchase.

10 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by withdrawals. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage (Managed Risk) Charge for a discussion of these changes to the Income Base.


11 Lincoln Long-Term CareSM Advantage is not available with the EEB Death
Benefit.

12 The Acceleration Benefit Charge percentage rate is assessed against the LTC
  Guaranteed Amount as of the date the charge is deducted. The Acceleration Benefit Charge percentage rates are different for the Level Benefit and Growth Benefit. For the Level Benefit, the LTC Guaranteed Amount is equal to your initial Purchase Payment and any subsequent Purchase Payments made in the first 90 days after purchase. For the Growth Benefit, the LTC Guaranteed Amount is equal to your initial Purchase Payment and any subsequent Purchase Payments made in the first 90 days after purchase and increases annually by the amount of investment gain, if any, in the Subaccounts and any fixed account in which the Contractowner is invested through Automatic Step-ups. Benefit payments decrease the LTC Guaranteed Amount, as will Excess Withdrawals. We will give you 30 days written notice of our intent to raise the current percentage rate for the Acceleration Benefit Charge, up to the maximum allowable charge of 1.50% of the LTC Guaranteed Amount. See Charges and Other Deductions - Rider Charges - Lincoln Long-Term CareSM Advantage Charges for additional information.

13 The Extension Benefit Charge percentage rate is assessed against the Extension Benefit as of the date the charge is deducted. The Extension Benefit is double the dollar amount of the Acceleration Benefit as of 90 days after the contract date. The Extension Benefit will be decreased for Excess Withdrawals and Extension Benefit payments. The charge varies based upon your age as of the contract date. There is no maximum guaranteed charge for the Extension Benefit. The current Extension Benefit Charge percentage rate may increase after the contract date subject to prior state regulatory approval, although it will be increased for all Contractowners in the same class as determined in a nondiscriminatory manner. We will give you 30 days written notice of our intent to raise the percentage rate. The highest current percentage charge will be 0.68% (0.17% quarterly) for contracts issued in the following states: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. See Charges and Other Deductions - Rider Charges - Lincoln Long-Term CareSM Advantage Charges for additional information.

14 The Optional Nonforfeiture Benefit Charge percentage rate is assessed against the Extension Benefit as of the date the charge is deducted. The charge varies based upon your age as of the contract date. There is no maximum guaranteed charge for the Optional Nonforfeiture Benefit. The current Optional Nonforfeiture Benefit Charge percentage rate may increase after the contract date subject to prior state regulatory approval, although it will be the same for all Contractowners in the same class as determined in a nondiscriminatory manner. We will give you 30 days written notice of our intent to raise the percentage rate. The highest current percentage charge will be 0.11% (0.0275% quarterly) for contracts issued in the following states: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. See Charges and Other Deductions - Rider Charges - Lincoln Long-Term CareSM Advantage Charges for additional information.



                                    TABLE B




Annual Account Fee:1..................................................     $    35
i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit rider:2
  Account Value Death Benefit.........................................        1.65%
  Guarantee of Principal Death Benefit................................        1.70%
  Enhanced Guaranteed Minimum Death Benefit (EGMDB)...................        1.95%





i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) and Guaranteed Income     Single      Joint
  Benefit (version
4):3,4                                                                                         Life        Life
Account Value Death Benefit
  Guaranteed Maximum Charge...............................................................     3.65%      3.65%
  Current Charge..........................................................................     2.30%      2.50%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge...............................................................     3.70%      3.70%
  Current Charge..........................................................................     2.35%      2.55%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge...............................................................     3.95%      3.95%
  Current Charge..........................................................................     2.60%      2.80%





                                                                                     Single/Joint
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (versions 1, 2 and 3):5        Life
Account Value Death Benefit
  Guaranteed Maximum Charge......................................................        3.15%

  Current Charge.................................    2.15%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge......................    3.20%
  Current Charge.................................    2.20%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge......................    3.45%
  Current Charge.................................    2.45%

1 The account fee will be waived if your Contract Value is $100,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $100,000.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE (Reg. TM) Advantage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Rider Charge for further information. These charges continue during the Access Period. The i4LIFE (Reg. TM) Advantage charge is reduced to 1.65% during the Lifetime Income Period.


3 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge of 2.00%. These charges are added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Charge for further information. These charges apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) and also i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4).



4 i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the only version of this rider available for purchase unless you are guaranteed to elect a prior version under another Living Benefit Rider.


5 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.50% of Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.



                                    TABLE C




Annual Account Fee:1......................................................................                 $    35
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers who previously
purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM)          Single       Joint
  Advantage (Managed
Risk):                                                                                         Life         Life
  Separate Account Annual Expenses (as a percentage of average daily net assets in the
  Subaccounts):
   Account Value Death Benefit............................................................     1.25%          1.25%
   Guarantee of Principal Death Benefit...................................................     1.30%          1.30%
   Enhanced Guaranteed Minimum Death Benefit (EGMDB)......................................     1.55%          1.55%
  i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk):2,3
   Guaranteed Maximum Charge..............................................................     2.00%          2.00%
   Current Charge.........................................................................     1.05%          1.25%


1 The account fee will be waived if your Contract Value is $100,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $100,000.


2 As an annualized percentage of the greater of the Income Base (associated with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) current charge rate. (The Lincoln Lifetime IncomeSM Advantage
  2.0 (Managed Risk) charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) charge.) See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk). The same charges apply to Lincoln Lifetime IncomeSM Advantage 2.0 purchasers who elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4).



3 As an annualized percentage of the greater of the Income Base (associated with the 4LATER (Reg. TM) Advantage (Managed Risk)) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the

  Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the 4LATER (Reg. TM) Advantage (Managed Risk) current charge rate. (The 4LATER (Reg.
  TM) Advantage (Managed Risk) charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk).




                                    TABLE D



Annual Account Fee:1......................................................................     $    35
i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Advantage Guaranteed Income Benefit for
purchasers who previously purchased
4LATER (Reg. TM) Advantage:2
Account Value Death Benefit
  Guaranteed Maximum Charge...............................................................        3.15%
  Current Charge..........................................................................        2.30%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge...............................................................        3.20%
  Current Charge..........................................................................        2.35%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge...............................................................        3.45%
  Current Charge..........................................................................        2.60%

1 The account fee will be waived if your Contract Value is $100,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $100,000.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge percentage. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.



The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2013. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.




                                                                             Minimum   Maximum
                                                                            --------- --------
      Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service
       (12b-1) fees, and other expenses)...................................  0.48%     2.44%
      Total Annual Fund Operating Expenses (after contractual waivers/
       reimbursements*)....................................................  0.48%     1.80%



* Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2015.


The following table shows the expenses charged by each fund for the year ended
  December 31, 2013:

(as a percentage of each fund's average net assets):



                                                                                                        Other
                                                                   Management         12b-1 Fees        Expenses
                                                                   Fees (before       (before any       (before any
                                                                   any waivers/       waivers/          waivers/
                                                                   reimburse-         reimburse-        reimburse-
                                                                   ments)         +   ments)        +   ments)        +
AllianceBernstein VPS Global Thematic Growth Portfolio - Class B       0.75%             0.25%             0.23%
AllianceBernstein VPS Large Cap Growth Portfolio - Class B             0.75%             0.25%             0.10%
AllianceBernstein VPS Small/Mid Cap Value Portfolio - Class B          0.75%             0.25%             0.06%
American Funds Global Growth Fund - Class 2                            0.52%             0.25%             0.03%



                                                                                                              Total
                                                                                  Total         Total         Expenses
                                                                                  Expenses      Contractual   (after
                                                                   Acquired       (before any   waivers/      Contractual
                                                                   Fund           waivers/      reimburse-    waivers/
                                                                   Fees and       reimburse-    ments         reimburse-
                                                                   Expenses   =   ments)        (if any)      ments)
AllianceBernstein VPS Global Thematic Growth Portfolio - Class B     0.00%           1.23%           0.00%         1.23%
AllianceBernstein VPS Large Cap Growth Portfolio - Class B           0.00%           1.10%           0.00%         1.10%
AllianceBernstein VPS Small/Mid Cap Value Portfolio - Class B        0.00%           1.06%           0.00%         1.06%
American Funds Global Growth Fund - Class 2                          0.00%           0.80%           0.00%         0.80%

                                                                                   Management         12b-1 Fees
                                                                                   Fees (before       (before any
                                                                                   any waivers/       waivers/
                                                                                   reimburse-         reimburse-
                                                                                   ments)         +   ments)
American Funds Global Small Capitalization Fund - Class 2                              0.70%             0.25%
American Funds Growth Fund - Class 2                                                   0.33%             0.25%
American Funds Growth-Income Fund - Class 2                                            0.27%             0.25%
American Funds International Fund - Class 2                                            0.49%             0.25%
BlackRock Global Allocation V.I. Fund - Class III(1)                                   0.62%             0.25%
ClearBridge Variable Mid Cap Core Portfolio - Class II                                 0.75%             0.25%
Delaware VIP (Reg. TM) Diversified Income Series - Service Class(2)                    0.59%             0.30%
Delaware VIP (Reg. TM) Emerging Markets Series - Service Class(2)                      1.25%             0.30%
Delaware VIP (Reg. TM) High Yield Series - Service Class(2)                            0.65%             0.30%
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series - Service Class(2)       0.48%             0.30%
Delaware VIP (Reg. TM) REIT Series - Service Class(2)                                  0.75%             0.30%
Delaware VIP (Reg. TM) Small Cap Value Series - Service Class(2)                       0.72%             0.30%
Delaware VIP (Reg. TM) Smid Cap Growth Series - Service Class(2)                       0.74%             0.30%
Delaware VIP (Reg. TM) U. S. Growth Series - Service Class(2)                          0.65%             0.30%
Delaware VIP (Reg. TM) Value Series - Service Class(2)                                 0.64%             0.30%
DWS Alternative Asset Allocation VIP Portfolio - Class B(3)                            0.36%             0.25%
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio - Service Class 2                0.55%             0.25%
Fidelity (Reg. TM) VIP Growth Portfolio - Service Class 2                              0.55%             0.25%
Fidelity (Reg. TM) VIP Mid Cap Portfolio - Service Class 2                             0.55%             0.25%
Franklin Income VIP Fund - Class 2(4)                                                  0.45%             0.25%
Franklin Mutual Shares VIP Fund - Class 2                                              0.60%             0.25%
Invesco V.I. American Franchise Fund - Series II Shares                                0.67%             0.25%
Invesco V.I. Core Equity Fund - Series II Shares(5)                                    0.61%             0.25%
Invesco V.I. International Growth Fund - Series II Shares(5)                           0.71%             0.25%
Janus Aspen Balanced Portfolio - Service Shares                                        0.55%             0.25%
Janus Aspen Enterprise Portfolio - Service Shares                                      0.64%             0.25%
Janus Aspen Global Research Portfolio - Service Shares(6)                              0.48%             0.25%
LVIP American Century VP Mid Cap Value RPM Fund - Service Class(7)                     0.75%             0.35%
LVIP American Global Growth Fund - Service Class II(8)                                 0.53%             0.55%
LVIP American Global Small Capitalization - Service Class II(8)                        0.71%             0.55%
LVIP American Growth Fund - Service Class II(9)                                        0.33%             0.55%
LVIP American Growth-Income Fund - Service Class II(9)                                 0.27%             0.55%
LVIP American International Fund - Service Class II(9)                                 0.49%             0.55%
LVIP Baron Growth Opportunities Fund - Service Class(10)                               1.00%             0.25%
LVIP BlackRock Emerging Markets RPM Fund - Service Class(11)                           0.55%             0.25%
LVIP BlackRock Equity Dividend RPM Fund - Service Class(12)                            0.74%             0.25%
LVIP BlackRock Global Allocation V.I. RPM Fund - Service Class(13)                     0.75%             0.35%
LVIP BlackRock Inflation Protected Bond Fund - Service Class(14)                       0.42%             0.25%
LVIP Capital Growth Fund - Service Class                                               0.69%             0.25%
LVIP Clarion Global Real Estate Fund - Service Class(15)                               0.69%             0.25%
LVIP ClearBridge Variable Appreciation RPM Fund - Service Class(16)                    0.64%             0.35%
LVIP Columbia Small-Mid Cap Growth RPM Fund - Service Class(17)                        0.84%             0.25%
LVIP Delaware Bond Fund - Service Class                                                0.31%             0.35%



                                                                                       Other
                                                                                       Expenses
                                                                                       (before any       Acquired
                                                                                       waivers/          Fund
                                                                                       reimburse-        Fees and
                                                                                   +   ments)        +   Expenses   =
American Funds Global Small Capitalization Fund - Class 2                                 0.04%            0.00%
American Funds Growth Fund - Class 2                                                      0.02%            0.00%
American Funds Growth-Income Fund - Class 2                                               0.02%            0.00%
American Funds International Fund - Class 2                                               0.05%            0.00%
BlackRock Global Allocation V.I. Fund - Class III(1)                                      0.24%            0.00%
ClearBridge Variable Mid Cap Core Portfolio - Class II                                    0.14%            0.00%
Delaware VIP (Reg. TM) Diversified Income Series - Service Class(2)                       0.08%            0.00%
Delaware VIP (Reg. TM) Emerging Markets Series - Service Class(2)                         0.16%            0.00%
Delaware VIP (Reg. TM) High Yield Series - Service Class(2)                               0.09%            0.00%
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series - Service Class(2)          0.08%            0.00%
Delaware VIP (Reg. TM) REIT Series - Service Class(2)                                     0.09%            0.00%
Delaware VIP (Reg. TM) Small Cap Value Series - Service Class(2)                          0.08%            0.00%
Delaware VIP (Reg. TM) Smid Cap Growth Series - Service Class(2)                          0.09%            0.00%
Delaware VIP (Reg. TM) U. S. Growth Series - Service Class(2)                             0.09%            0.00%
Delaware VIP (Reg. TM) Value Series - Service Class(2)                                    0.07%            0.00%
DWS Alternative Asset Allocation VIP Portfolio - Class B(3)                               0.32%            1.23%
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio - Service Class 2                   0.09%            0.00%
Fidelity (Reg. TM) VIP Growth Portfolio - Service Class 2                                 0.11%            0.00%
Fidelity (Reg. TM) VIP Mid Cap Portfolio - Service Class 2                                0.09%            0.00%
Franklin Income VIP Fund - Class 2(4)                                                     0.02%            0.00%
Franklin Mutual Shares VIP Fund - Class 2                                                 0.11%            0.00%
Invesco V.I. American Franchise Fund - Series II Shares                                   0.29%            0.00%
Invesco V.I. Core Equity Fund - Series II Shares(5)                                       0.29%            0.02%
Invesco V.I. International Growth Fund - Series II Shares(5)                              0.31%            0.01%
Janus Aspen Balanced Portfolio - Service Shares                                           0.04%            0.00%
Janus Aspen Enterprise Portfolio - Service Shares                                         0.05%            0.00%
Janus Aspen Global Research Portfolio - Service Shares(6)                                 0.05%            0.00%
LVIP American Century VP Mid Cap Value RPM Fund - Service Class(7)                        0.33%            1.01%
LVIP American Global Growth Fund - Service Class II(8)                                    0.16%            0.00%
LVIP American Global Small Capitalization - Service Class II(8)                           0.18%            0.00%
LVIP American Growth Fund - Service Class II(9)                                           0.08%            0.00%
LVIP American Growth-Income Fund - Service Class II(9)                                    0.08%            0.00%
LVIP American International Fund - Service Class II(9)                                    0.13%            0.00%
LVIP Baron Growth Opportunities Fund - Service Class(10)                                  0.06%            0.00%
LVIP BlackRock Emerging Markets RPM Fund - Service Class(11)                              0.31%            0.05%
LVIP BlackRock Equity Dividend RPM Fund - Service Class(12)                               0.10%            0.01%
LVIP BlackRock Global Allocation V.I. RPM Fund - Service Class(13)                        0.09%            0.72%
LVIP BlackRock Inflation Protected Bond Fund - Service Class(14)                          0.06%            0.02%
LVIP Capital Growth Fund - Service Class                                                  0.07%            0.00%
LVIP Clarion Global Real Estate Fund - Service Class(15)                                  0.08%            0.00%
LVIP ClearBridge Variable Appreciation RPM Fund - Service Class(16)                       0.33%            0.76%
LVIP Columbia Small-Mid Cap Growth RPM Fund - Service Class(17)                           0.11%            0.01%
LVIP Delaware Bond Fund - Service Class                                                   0.06%            0.00%



                                                                                                               Total
                                                                                   Total         Total         Expenses
                                                                                   Expenses      Contractual   (after
                                                                                   (before any   waivers/      Contractual
                                                                                   waivers/      reimburse-    waivers/
                                                                                   reimburse-    ments         reimburse-
                                                                                   ments)        (if any)      ments)
American Funds Global Small Capitalization Fund - Class 2                             0.99%           0.00%         0.99%
American Funds Growth Fund - Class 2                                                  0.60%           0.00%         0.60%
American Funds Growth-Income Fund - Class 2                                           0.54%           0.00%         0.54%
American Funds International Fund - Class 2                                           0.79%           0.00%         0.79%
BlackRock Global Allocation V.I. Fund - Class III(1)                                  1.11%          -0.14%         0.97%
ClearBridge Variable Mid Cap Core Portfolio - Class II                                1.14%           0.00%         1.14%
Delaware VIP (Reg. TM) Diversified Income Series - Service Class(2)                   0.97%          -0.05%         0.92%
Delaware VIP (Reg. TM) Emerging Markets Series - Service Class(2)                     1.71%          -0.05%         1.66%
Delaware VIP (Reg. TM) High Yield Series - Service Class(2)                           1.04%          -0.05%         0.99%
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series - Service Class(2)      0.86%          -0.05%         0.81%
Delaware VIP (Reg. TM) REIT Series - Service Class(2)                                 1.14%          -0.05%         1.09%
Delaware VIP (Reg. TM) Small Cap Value Series - Service Class(2)                      1.10%          -0.05%         1.05%
Delaware VIP (Reg. TM) Smid Cap Growth Series - Service Class(2)                      1.13%          -0.05%         1.08%
Delaware VIP (Reg. TM) U. S. Growth Series - Service Class(2)                         1.04%          -0.05%         0.99%
Delaware VIP (Reg. TM) Value Series - Service Class(2)                                1.01%          -0.05%         0.96%
DWS Alternative Asset Allocation VIP Portfolio - Class B(3)                           2.16%          -0.36%         1.80%
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio - Service Class 2               0.89%           0.00%         0.89%
Fidelity (Reg. TM) VIP Growth Portfolio - Service Class 2                             0.91%           0.00%         0.91%
Fidelity (Reg. TM) VIP Mid Cap Portfolio - Service Class 2                            0.89%           0.00%         0.89%
Franklin Income VIP Fund - Class 2(4)                                                 0.72%           0.00%         0.72%
Franklin Mutual Shares VIP Fund - Class 2                                             0.96%           0.00%         0.96%
Invesco V.I. American Franchise Fund - Series II Shares                               1.21%           0.00%         1.21%
Invesco V.I. Core Equity Fund - Series II Shares(5)                                   1.17%          -0.02%         1.15%
Invesco V.I. International Growth Fund - Series II Shares(5)                          1.28%          -0.01%         1.27%
Janus Aspen Balanced Portfolio - Service Shares                                       0.84%           0.00%         0.84%
Janus Aspen Enterprise Portfolio - Service Shares                                     0.94%           0.00%         0.94%
Janus Aspen Global Research Portfolio - Service Shares(6)                             0.78%           0.00%         0.78%
LVIP American Century VP Mid Cap Value RPM Fund - Service Class(7)                    2.44%          -1.08%         1.36%
LVIP American Global Growth Fund - Service Class II(8)                                1.24%          -0.03%         1.21%
LVIP American Global Small Capitalization - Service Class II(8)                       1.44%          -0.04%         1.40%
LVIP American Growth Fund - Service Class II(9)                                       0.96%           0.00%         0.96%
LVIP American Growth-Income Fund - Service Class II(9)                                0.90%           0.00%         0.90%
LVIP American International Fund - Service Class II(9)                                1.17%           0.00%         1.17%
LVIP Baron Growth Opportunities Fund - Service Class(10)                              1.31%          -0.03%         1.28%
LVIP BlackRock Emerging Markets RPM Fund - Service Class(11)                          1.16%          -0.05%         1.11%
LVIP BlackRock Equity Dividend RPM Fund - Service Class(12)                           1.10%          -0.08%         1.02%
LVIP BlackRock Global Allocation V.I. RPM Fund - Service Class(13)                    1.91%          -0.74%         1.17%
LVIP BlackRock Inflation Protected Bond Fund - Service Class(14)                      0.75%           0.00%         0.75%
LVIP Capital Growth Fund - Service Class                                              1.01%           0.00%         1.01%
LVIP Clarion Global Real Estate Fund - Service Class(15)                              1.02%           0.00%         1.02%
LVIP ClearBridge Variable Appreciation RPM Fund - Service Class(16)                   2.08%          -0.97%         1.11%
LVIP Columbia Small-Mid Cap Growth RPM Fund - Service Class(17)                       1.21%          -0.04%         1.17%
LVIP Delaware Bond Fund - Service Class                                               0.72%           0.00%         0.72%

                                                                                    Management         12b-1 Fees
                                                                                    Fees (before       (before any
                                                                                    any waivers/       waivers/
                                                                                    reimburse-         reimburse-
                                                                                    ments)         +   ments)
LVIP Delaware Diversified Floating Rate Fund - Service Class                            0.58%             0.25%
LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund - Service Class(18)       0.75%             0.25%
LVIP Delaware Growth and Income Fund - Service Class                                    0.34%             0.35%
LVIP Delaware Social Awareness Fund - Service Class                                     0.38%             0.35%
LVIP Delaware Special Opportunities Fund - Service Class                                0.39%             0.35%
LVIP Dimensional Non-U.S. Equity RPM Fund - Service Class(19)                           0.25%             0.25%
LVIP Dimensional U.S. Equity RPM Fund - Service Class(14)                               0.25%             0.25%
LVIP Dimensional/Vanguard Total Bond Fund - Service Class(20)                           0.25%             0.25%
LVIP Franklin Mutual Shares VIP RPM Fund - Service Class(21)                            0.65%             0.35%
LVIP Global Income Fund - Service Class(22)                                             0.65%             0.25%
LVIP Invesco Diversified Equity-Income RPM Fund - Service Class(23)                     0.60%             0.35%
LVIP Invesco V.I. Comstock RPM Fund - Service Class(24)                                 0.65%             0.35%
LVIP JPMorgan High Yield Fund - Service Class(25)                                       0.65%             0.25%
LVIP JPMorgan Mid Cap Value RPM Fund - Service Class(26)                                0.89%             0.25%
LVIP Managed Risk Profile 2010 Fund - Service Class(27)                                 0.25%             0.25%
LVIP Managed Risk Profile 2020 Fund - Service Class(27)                                 0.25%             0.25%
LVIP Managed Risk Profile 2030 Fund - Service Class(27)                                 0.25%             0.25%
LVIP Managed Risk Profile 2040 Fund - Service Class(27)                                 0.25%             0.25%
LVIP Managed Risk Profile Conservative Fund - Service Class(14)                         0.25%             0.25%
LVIP Managed Risk Profile Growth Fund - Service Class(14)                               0.25%             0.25%
LVIP Managed Risk Profile Moderate Fund - Service Class(14)                             0.25%             0.25%
LVIP MFS International Growth Fund - Service Class(28)                                  0.85%             0.25%
LVIP MFS International Growth RPM Fund - Service Class(29)                              0.85%             0.25%
LVIP MFS Value Fund - Service Class(15)                                                 0.62%             0.25%
LVIP Mid-Cap Value Fund - Service Class(30)                                             0.90%             0.25%
LVIP Mondrian International Value Fund - Service Class                                  0.69%             0.25%
LVIP Money Market Fund - Service Class                                                  0.37%             0.25%
LVIP Multi-Manager Global Equity RPM Fund - Service Class(31)                           0.25%             0.35%
LVIP PIMCO Low Duration Bond Fund - Service Class(32)                                   0.50%             0.25%
LVIP SSgA Bond Index Fund - Service Class(33)                                           0.40%             0.25%
LVIP SSgA Conservative Index Allocation Fund - Service Class(34)                        0.25%             0.25%
LVIP SSgA Conservative Structured Allocation Fund - Service Class(35)                   0.25%             0.25%
LVIP SSgA Developed International 150 Fund - Service Class(15)                          0.33%             0.25%
LVIP SSgA Emerging Markets 100 Fund - Service Class(15)                                 0.34%             0.25%
LVIP SSgA Global Tactical Allocation RPM Fund - Service Class(36)                       0.40%             0.25%
LVIP SSgA International Index Fund - Service Class(37)                                  0.40%             0.25%
LVIP SSgA International RPM Fund - Service Class(38)                                    0.76%             0.25%
LVIP SSgA Large Cap 100 Fund - Service Class(15)                                        0.31%             0.25%
LVIP SSgA Large Cap RPM Fund - Service Class(39)                                        0.70%             0.25%
LVIP SSgA Moderate Index Allocation Fund - Service Class(40)                            0.25%             0.25%
LVIP SSgA Moderate Structured Allocation Fund - Service Class(41)                       0.25%             0.25%
LVIP SSgA Moderately Aggressive Index Allocation Fund - Service Class(42)               0.25%             0.25%
LVIP SSgA Moderately Aggressive Structured Allocation Fund - Service
 Class(43)                                                                              0.25%             0.25%



                                                                                        Other
                                                                                        Expenses
                                                                                        (before any       Acquired
                                                                                        waivers/          Fund
                                                                                        reimburse-        Fees and
                                                                                    +   ments)        +   Expenses   =
LVIP Delaware Diversified Floating Rate Fund - Service Class                               0.07%            0.00%
LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund - Service Class(18)          0.15%            0.03%
LVIP Delaware Growth and Income Fund - Service Class                                       0.06%            0.00%
LVIP Delaware Social Awareness Fund - Service Class                                        0.07%            0.00%
LVIP Delaware Special Opportunities Fund - Service Class                                   0.07%            0.00%
LVIP Dimensional Non-U.S. Equity RPM Fund - Service Class(19)                              0.12%            0.44%
LVIP Dimensional U.S. Equity RPM Fund - Service Class(14)                                  0.08%            0.24%
LVIP Dimensional/Vanguard Total Bond Fund - Service Class(20)                              0.06%            0.17%
LVIP Franklin Mutual Shares VIP RPM Fund - Service Class(21)                               0.29%            0.71%
LVIP Global Income Fund - Service Class(22)                                                0.09%            0.01%
LVIP Invesco Diversified Equity-Income RPM Fund - Service Class(23)                        0.29%            0.74%
LVIP Invesco V.I. Comstock RPM Fund - Service Class(24)                                    0.29%            0.78%
LVIP JPMorgan High Yield Fund - Service Class(25)                                          0.08%            0.00%
LVIP JPMorgan Mid Cap Value RPM Fund - Service Class(26)                                   0.10%            0.01%
LVIP Managed Risk Profile 2010 Fund - Service Class(27)                                    0.18%            0.41%
LVIP Managed Risk Profile 2020 Fund - Service Class(27)                                    0.06%            0.42%
LVIP Managed Risk Profile 2030 Fund - Service Class(27)                                    0.06%            0.43%
LVIP Managed Risk Profile 2040 Fund - Service Class(27)                                    0.08%            0.45%
LVIP Managed Risk Profile Conservative Fund - Service Class(14)                            0.03%            0.44%
LVIP Managed Risk Profile Growth Fund - Service Class(14)                                  0.02%            0.43%
LVIP Managed Risk Profile Moderate Fund - Service Class(14)                                0.02%            0.46%
LVIP MFS International Growth Fund - Service Class(28)                                     0.10%            0.00%
LVIP MFS International Growth RPM Fund - Service Class(29)                                 0.47%            0.81%
LVIP MFS Value Fund - Service Class(15)                                                    0.07%            0.00%
LVIP Mid-Cap Value Fund - Service Class(30)                                                0.11%            0.00%
LVIP Mondrian International Value Fund - Service Class                                     0.07%            0.00%
LVIP Money Market Fund - Service Class                                                     0.07%            0.00%
LVIP Multi-Manager Global Equity RPM Fund - Service Class(31)                              0.22%            0.53%
LVIP PIMCO Low Duration Bond Fund - Service Class(32)                                      0.20%            0.00%
LVIP SSgA Bond Index Fund - Service Class(33)                                              0.09%            0.00%
LVIP SSgA Conservative Index Allocation Fund - Service Class(34)                           0.13%            0.34%
LVIP SSgA Conservative Structured Allocation Fund - Service Class(35)                      0.05%            0.36%
LVIP SSgA Developed International 150 Fund - Service Class(15)                             0.08%            0.00%
LVIP SSgA Emerging Markets 100 Fund - Service Class(15)                                    0.15%            0.00%
LVIP SSgA Global Tactical Allocation RPM Fund - Service Class(36)                          0.05%            0.32%
LVIP SSgA International Index Fund - Service Class(37)                                     0.11%            0.00%
LVIP SSgA International RPM Fund - Service Class(38)                                       0.29%            0.50%
LVIP SSgA Large Cap 100 Fund - Service Class(15)                                           0.05%            0.00%
LVIP SSgA Large Cap RPM Fund - Service Class(39)                                           0.71%            0.22%
LVIP SSgA Moderate Index Allocation Fund - Service Class(40)                               0.06%            0.33%
LVIP SSgA Moderate Structured Allocation Fund - Service Class(41)                          0.03%            0.36%
LVIP SSgA Moderately Aggressive Index Allocation Fund - Service Class(42)                  0.06%            0.33%
LVIP SSgA Moderately Aggressive Structured Allocation Fund - Service
 Class(43)                                                                                 0.04%            0.37%



                                                                                                                Total
                                                                                    Total         Total         Expenses
                                                                                    Expenses      Contractual   (after
                                                                                    (before any   waivers/      Contractual
                                                                                    waivers/      reimburse-    waivers/
                                                                                    reimburse-    ments         reimburse-
                                                                                    ments)        (if any)      ments)
LVIP Delaware Diversified Floating Rate Fund - Service Class                           0.90%           0.00%       0.90%
LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund - Service Class(18)      1.18%          -0.17%       1.01%
LVIP Delaware Growth and Income Fund - Service Class                                   0.75%           0.00%       0.75%
LVIP Delaware Social Awareness Fund - Service Class                                    0.80%           0.00%       0.80%
LVIP Delaware Special Opportunities Fund - Service Class                               0.81%           0.00%       0.81%
LVIP Dimensional Non-U.S. Equity RPM Fund - Service Class(19)                          1.06%          -0.02%       1.04%
LVIP Dimensional U.S. Equity RPM Fund - Service Class(14)                              0.82%           0.00%       0.82%
LVIP Dimensional/Vanguard Total Bond Fund - Service Class(20)                          0.73%          -0.05%       0.68%
LVIP Franklin Mutual Shares VIP RPM Fund - Service Class(21)                           2.00%          -0.89%       1.11%
LVIP Global Income Fund - Service Class(22)                                            1.00%          -0.07%       0.93%
LVIP Invesco Diversified Equity-Income RPM Fund - Service Class(23)                    1.98%          -0.82%       1.16%
LVIP Invesco V.I. Comstock RPM Fund - Service Class(24)                                2.07%          -0.94%       1.13%
LVIP JPMorgan High Yield Fund - Service Class(25)                                      0.98%          -0.02%       0.96%
LVIP JPMorgan Mid Cap Value RPM Fund - Service Class(26)                               1.25%          -0.06%       1.19%
LVIP Managed Risk Profile 2010 Fund - Service Class(27)                                1.09%          -0.13%       0.96%
LVIP Managed Risk Profile 2020 Fund - Service Class(27)                                0.98%          -0.01%       0.97%
LVIP Managed Risk Profile 2030 Fund - Service Class(27)                                0.99%          -0.01%       0.98%
LVIP Managed Risk Profile 2040 Fund - Service Class(27)                                1.03%          -0.03%       1.00%
LVIP Managed Risk Profile Conservative Fund - Service Class(14)                        0.97%           0.00%       0.97%
LVIP Managed Risk Profile Growth Fund - Service Class(14)                              0.95%           0.00%       0.95%
LVIP Managed Risk Profile Moderate Fund - Service Class(14)                            0.98%           0.00%       0.98%
LVIP MFS International Growth Fund - Service Class(28)                                 1.20%          -0.10%       1.10%
LVIP MFS International Growth RPM Fund - Service Class(29)                             2.38%          -1.12%       1.26%
LVIP MFS Value Fund - Service Class(15)                                                0.94%           0.00%       0.94%
LVIP Mid-Cap Value Fund - Service Class(30)                                            1.26%          -0.01%       1.25%
LVIP Mondrian International Value Fund - Service Class                                 1.01%           0.00%       1.01%
LVIP Money Market Fund - Service Class                                                 0.69%           0.00%       0.69%
LVIP Multi-Manager Global Equity RPM Fund - Service Class(31)                          1.35%          -0.12%       1.23%
LVIP PIMCO Low Duration Bond Fund - Service Class(32)                                  0.95%          -0.10%       0.85%
LVIP SSgA Bond Index Fund - Service Class(33)                                          0.74%          -0.11%       0.63%
LVIP SSgA Conservative Index Allocation Fund - Service Class(34)                       0.97%          -0.18%       0.79%
LVIP SSgA Conservative Structured Allocation Fund - Service Class(35)                  0.91%          -0.10%       0.81%
LVIP SSgA Developed International 150 Fund - Service Class(15)                         0.66%           0.00%       0.66%
LVIP SSgA Emerging Markets 100 Fund - Service Class(15)                                0.74%           0.00%       0.74%
LVIP SSgA Global Tactical Allocation RPM Fund - Service Class(36)                      1.02%          -0.10%       0.92%
LVIP SSgA International Index Fund - Service Class(37)                                 0.76%          -0.04%       0.72%
LVIP SSgA International RPM Fund - Service Class(38)                                   1.80%          -0.80%       1.00%
LVIP SSgA Large Cap 100 Fund - Service Class(15)                                       0.61%           0.00%       0.61%
LVIP SSgA Large Cap RPM Fund - Service Class(39)                                       1.88%          -1.16%       0.72%
LVIP SSgA Moderate Index Allocation Fund - Service Class(40)                           0.89%          -0.11%       0.78%
LVIP SSgA Moderate Structured Allocation Fund - Service Class(41)                      0.89%          -0.10%       0.79%
LVIP SSgA Moderately Aggressive Index Allocation Fund - Service Class(42)              0.89%          -0.11%       0.78%
LVIP SSgA Moderately Aggressive Structured Allocation Fund - Service
 Class(43)                                                                             0.91%          -0.10%       0.81%

                                                                                 Management         12b-1 Fees
                                                                                 Fees (before       (before any
                                                                                 any waivers/       waivers/
                                                                                 reimburse-         reimburse-
                                                                                 ments)         +   ments)
LVIP SSgA S&P 500 Index Fund - Service Class                                         0.17%             0.25%
LVIP SSgA Small-Cap Index Fund - Service Class                                       0.32%             0.25%
LVIP SSgA Small-Cap RPM Fund - Service Class(44)                                     0.90%             0.25%
LVIP SSgA Small-Mid Cap 200 Fund - Service Class(15)                                 0.35%             0.25%
LVIP T. Rowe Price Growth Stock Fund - Service Class                                 0.71%             0.25%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class                    0.72%             0.25%
LVIP Templeton Growth RPM Fund - Service Class(14)                                   0.70%             0.25%
LVIP UBS Large Cap Growth RPM Fund - Service Class(45)                               0.75%             0.25%
LVIP Vanguard Domestic Equity ETF Fund - Service Class(46)                           0.25%             0.25%
LVIP Vanguard International Equity ETF Fund - Service Class(47)                      0.25%             0.25%
LVIP VIP Contrafund (Reg. TM) RPM Portfolio - Service Class(48)                      0.70%             0.35%
LVIP VIP Mid Cap RPM Portfolio - Service Class(49)                                   0.69%             0.35%
MFS (Reg. TM) VIT Core Equity Series - Service Class(50)                             0.75%             0.25%
MFS (Reg. TM) VIT Growth Series - Service Class                                      0.73%             0.25%
MFS (Reg. TM) VIT Utilities Series - Service Class                                   0.73%             0.25%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class                     0.85%             0.00%
PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio - Advisor Class(51)       0.74%             0.25%
Putnam VT Global Health Care Fund - Class IB                                         0.63%             0.25%
Putnam VT Growth & Income Fund - Class IB                                            0.48%             0.25%
Templeton Global Bond VIP Fund - Class 2(4)                                          0.46%             0.25%
Templeton Growth VIP Fund - Class 2(4)                                               0.75%             0.25%



                                                                                     Other
                                                                                     Expenses
                                                                                     (before any       Acquired
                                                                                     waivers/          Fund
                                                                                     reimburse-        Fees and
                                                                                 +   ments)        +   Expenses   =
LVIP SSgA S&P 500 Index Fund - Service Class                                            0.06%            0.00%
LVIP SSgA Small-Cap Index Fund - Service Class                                          0.07%            0.00%
LVIP SSgA Small-Cap RPM Fund - Service Class(44)                                        0.68%            0.37%
LVIP SSgA Small-Mid Cap 200 Fund - Service Class(15)                                    0.07%            0.00%
LVIP T. Rowe Price Growth Stock Fund - Service Class                                    0.07%            0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class                       0.07%            0.00%
LVIP Templeton Growth RPM Fund - Service Class(14)                                      0.09%            0.01%
LVIP UBS Large Cap Growth RPM Fund - Service Class(45)                                  0.10%            0.01%
LVIP Vanguard Domestic Equity ETF Fund - Service Class(46)                              0.09%            0.11%
LVIP Vanguard International Equity ETF Fund - Service Class(47)                         0.14%            0.19%
LVIP VIP Contrafund (Reg. TM) RPM Portfolio - Service Class(48)                         0.54%            0.64%
LVIP VIP Mid Cap RPM Portfolio - Service Class(49)                                      0.33%            0.65%
MFS (Reg. TM) VIT Core Equity Series - Service Class(50)                                0.25%            0.00%
MFS (Reg. TM) VIT Growth Series - Service Class                                         0.05%            0.00%
MFS (Reg. TM) VIT Utilities Series - Service Class                                      0.07%            0.00%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class                        0.19%            0.00%
PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio - Advisor Class(51)          0.08%            0.12%
Putnam VT Global Health Care Fund - Class IB                                            0.19%            0.00%
Putnam VT Growth & Income Fund - Class IB                                               0.14%            0.00%
Templeton Global Bond VIP Fund - Class 2(4)                                             0.05%            0.00%
Templeton Growth VIP Fund - Class 2(4)                                                  0.03%            0.00%



                                                                                                             Total
                                                                                 Total         Total         Expenses
                                                                                 Expenses      Contractual   (after
                                                                                 (before any   waivers/      Contractual
                                                                                 waivers/      reimburse-    waivers/
                                                                                 reimburse-    ments         reimburse-
                                                                                 ments)        (if any)      ments)
LVIP SSgA S&P 500 Index Fund - Service Class                                        0.48%           0.00%         0.48%
LVIP SSgA Small-Cap Index Fund - Service Class                                      0.64%           0.00%         0.64%
LVIP SSgA Small-Cap RPM Fund - Service Class(44)                                    2.20%          -1.33%         0.87%
LVIP SSgA Small-Mid Cap 200 Fund - Service Class(15)                                0.67%           0.00%         0.67%
LVIP T. Rowe Price Growth Stock Fund - Service Class                                1.03%           0.00%         1.03%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class                   1.04%           0.00%         1.04%
LVIP Templeton Growth RPM Fund - Service Class(14)                                  1.05%           0.00%         1.05%
LVIP UBS Large Cap Growth RPM Fund - Service Class(45)                              1.11%          -0.11%         1.00%
LVIP Vanguard Domestic Equity ETF Fund - Service Class(46)                          0.70%          -0.05%         0.65%
LVIP Vanguard International Equity ETF Fund - Service Class(47)                     0.83%          -0.09%         0.74%
LVIP VIP Contrafund (Reg. TM) RPM Portfolio - Service Class(48)                     2.23%          -1.14%         1.09%
LVIP VIP Mid Cap RPM Portfolio - Service Class(49)                                  2.02%          -0.92%         1.10%
MFS (Reg. TM) VIT Core Equity Series - Service Class(50)                            1.25%          -0.10%         1.15%
MFS (Reg. TM) VIT Growth Series - Service Class                                     1.03%           0.00%         1.03%
MFS (Reg. TM) VIT Utilities Series - Service Class                                  1.05%           0.00%         1.05%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class                    1.04%           0.00%         1.04%
PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio - Advisor Class(51)      1.19%          -0.12%         1.07%
Putnam VT Global Health Care Fund - Class IB                                        1.07%           0.00%         1.07%
Putnam VT Growth & Income Fund - Class IB                                           0.87%           0.00%         0.87%
Templeton Global Bond VIP Fund - Class 2(4)                                         0.76%           0.00%         0.76%
Templeton Growth VIP Fund - Class 2(4)                                              1.03%           0.00%         1.03%



(1) As described in the "Management of the Funds" section of the Fund's prospectus, Blackrock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets until May 1, 2015. Blackrock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to .07% of average daily net assets until May 1, 2015. Each of these contractual agreements may be terminated upon 90 days notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

(2) The Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor, Delaware Distributors, L.P., has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from April 30, 2014 to April 30, 2015.



(3) Through April 30, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at ratios no higher than 0.57% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.27%). The agreement may be terminated with the consent of the fund's Board.



(4) The Fund administration fee is paid indirectly through the management fee.



(5) Invesco Advisers, Inc. ("Invesco or the Adviser") has contractually agreed to waive a portion of the Fund's management fee in an amount equal to the net management fee that Invesco earns on the Fund's investments in certain affiliated funds. This waiver will have the effect of reducing Acquired Fund Fees and Expenses that are indirectly borne by the Fund. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2015. The fee waiver agreement cannot be terminated during its term.

(6) The Portfolio pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Portfolio's performance relative to its benchmark index during a measurement period.

(7) Other expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.75% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.35% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.



(8) The amounts set forth under "Management Fee" and "Other Expenses" reflect the aggregate expenses of the Fund and the Master Fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include the fees of the Master Fund. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to reimburse the Fund to the extent that the Other Expenses of the Fund exceed 0.10% of the average daily net assets of the Service Class II of the Fund. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.



(9) The amounts set forth under "Management Fee" and "Other Expenses" reflect the aggregate expenses of the Fund and the Master Fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include the fees of the Master Fund.



(10) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.00% on the first $250 million of the Fund's average daily net assets; 0.05% on the next $250 million of the Fund's average daily net assets; and 0.10% in excess of $500 million of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(11) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.05% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(12) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.05% on the first $250 million of the Fund's average daily net assets; 0.10% on the next $500 million of the Fund's average daily net assets and 0.13% of the Fund's average daily net assets in excess of $750 million. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(13) Acquired Fund Fees and Expenses (AFFE) are annualized. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.70% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.45% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.


(14) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.


(15)  The Management Fee was restated to reflect the current fee of the Fund.

(16) Other expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.64% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.35% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(17) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.10% on the first $25 million of the Fund's average daily net assets and 0.05% on the next $50 million of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(18) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.10% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.98% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(19) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.60% of the Fund's average daily net assets Service Class. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(20) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.05% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(21) Other expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.65% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.40% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(22) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.07% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(23) Other expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.58% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.42% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(24) Other expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
     0.65% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.35% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(25) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.05% of the Fund's average daily net assets in excess of $250 million. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(26) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.12% of the first $60 million of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(27) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.55% of the Fund's average daily net assets for the Service Class). The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(28) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.10% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(29) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.65% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.45% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(30) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.05% of the first $25 million of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(31) Other expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.70% of the Fund's average daily net assets for the Service Class. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(32) Other expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.85% of the Fund's average daily net assets for the Service Class. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(33) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.07% of the first $500 million of the Fund's average daily net assets; 0.12% on the next $1.5 billion of the Fund's average daily net assets and 0.15% of the Fund's average daily net assets in excess of $2 billion. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(34) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.10% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.45% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(35) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.10% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(36) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. The Management Fee was restated to reflect the current fee of the Fund. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.10% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(37) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.03% on the first $500 million of the Fund's average daily net assets and 0.05% of the Fund's average daily net assets in excess of $500 million. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(38) Other expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.56% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.50% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(39) Acquired Fund Fees and Expenses (AFFE) are annualized. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.50% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.50% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(40) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.10% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.45% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(41) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.10% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(42) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.10% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.45% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(43) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.10% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(44) Acquired Fund Fees and Expenses (AFFE) are annualized. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.70% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.50% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(45) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.15% on the first $100 million of the Fund's average daily net assets and 0.10% of the Fund's average daily net assets in excess of $100 million. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(46) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.05% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(47) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.05% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.55% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(48) Acquired Fund Fees and Expenses (AFFE) are annualized. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.65% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.45% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(49) Other expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.64% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.45% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(50) MFS has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that "Total Annual Fund Operating Expenses" do not exceed 1.15% annually. This written agreement will continue until modified by a vote of the fund's Board of Trustees, but such arrangement will continue until at least April 30, 2015.

(51) PIMCO has contractually agreed to waive the Portfolio's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administration services fee, respectively, paid by the PIMCO Cayman Commodity Portfolio I Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect as long as PIMCO's contract with the Subsidiary is in place.



Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees") which are not reflected in the table above. As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.

EXAMPLES

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.


The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the i4LIFE (Reg. TM) Advantage with the EGMDB Death Benefit and Guaranteed Income Benefit (Managed Risk) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



   1 year       3 years      5 years      10 years
-----------    ---------    ---------    ---------
   $1,338       $2,488       $3,602       $5,988


2) If you annuitize or do not surrender your contract at the end of the applicable time period:



 1 year      3 years      5 years      10 years
--------    ---------    ---------    ---------
   $638      $1,888       $3,102       $5,988



The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB Death Benefit and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



   1 year       3 years      5 years      10 years
-----------    ---------    ---------    ---------
   $1,321       $2,478       $3,653       $6,424


2) If you annuitize or do not surrender your contract at the end of the applicable time period:



 1 year      3 years      5 years      10 years
--------    ---------    ---------    ---------
   $621      $1,878       $3,153       $6,424


The next example assumes you have purchased Lincoln Long-Term CareSM Advantage rider and have elected either the Growth Benefit option or the Level Benefit option. The example also assumes that you are age 69 (Growth Benefit option) or age 74 (Level Benefit option) and invest $10,000 in the contract for the time periods indicated. The example assumes a 5% return each year, the maximum fees and expenses of any of the funds, election of the Optional Nonforfeiture provision, and that the EGMDB Death Benefit is in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1) If you surrender your contract at the end of the applicable time period:



                                   1 year   3 years   5 years   10 years
                                  -------- --------- --------- ---------
      Growth Benefit Option......  $1,377   $2,608    $3,810    $6,431
      Level Benefit Option.......  $1,426   $2,750    $4,036    $6,830


2) If you annuitize or do not surrender your contract at the end of the applicable time period:



                                   1 year   3 years   5 years   10 years
                                  -------- --------- --------- ---------
      Growth Benefit Option......   $677    $2,008    $3,310    $6,431
      Level Benefit Option.......   $726    $2,150    $3,536    $6,830



For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See The Contracts - Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Summary of Common Questions
What kind of contract am I buying? This contract is an individual deferred flexible premium variable annuity contract between you and Lincoln Life. You may allocate your Purchase Payments to the VAA or to the fixed account. This prospectus primarily describes the variable side of the contract. See The Contracts. This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions as not all state variations are discussed in this prospectus. Please check with your registered representative regarding their availability.

What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.


What are Sample Portfolios? Sample portfolios are designed to assist you in deciding how to allocate your initial Purchase Payment among the various Subaccounts. Each sample portfolio consists of several Subaccounts that invest in underlying funds, each of which represents a specified percentage of your Purchase Payment. See The Contracts - Sample Portfolios.


What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts - Asset Allocation Models.


What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed
Risk), you will have more restrictive Investment Requirements. Lincoln Lifetime IncomeSM Advantage Plus also has specific Investment Requirements, but is no longer available for purchase. See The Contracts - Investment Requirements.


What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you buy Accumulation Units. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.

What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the Death Benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your Contract Value or Account Value if i4LIFE (Reg. TM) Advantage is elected. See Charges and Other Deductions.

If you withdraw Purchase Payments, you pay a surrender charge from 0% to 7.00% of the surrendered or withdrawn Purchase Payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions - Surrender Charge.

We will deduct any applicable premium tax from Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a Guaranteed Period of the fixed account may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.


What Purchase Payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

Am I limited in the amount of Purchase Payments I can make into the contract? Yes, Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are the Contractowner, joint owner, or Annuitant.

If you elect a Living Benefit Rider (other than i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit or Lincoln Long-Term CareSM Advantage), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. If you elect any version of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Guaranteed Income Benefit has been elected. If you elect the Lincoln Long-Term CareSM Advantage rider, no additional Purchase Payments can be made after 90 days from the contract effective date. For more information about these restrictions and limitations, please see The Contracts - Purchase Payments section in this prospectus.


How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your Beneficiary will receive Death Benefit proceeds based upon the Death Benefit you select. Your Beneficiary has options as to how the Death Benefit is paid. In the alternative, you may choose to receive a Death Benefit on the death of the Annuitant. See The Contracts - Death Benefit.

May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than twelve (12) per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to the Subaccount, you may only transfer 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. Transfers from the fixed account may be subject to an Interest Adjustment. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract and Guaranteed Periods.


What are Living Benefit Riders? Living Benefit Riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage) or a minimum Annuity Payout (4LATER (Reg. TM) Advantage (Managed Risk), 4LATER (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE (Reg. TM) Advantage with prior versions of the Guaranteed Income Benefit or without the Guaranteed Income Benefit). In addition, the Lincoln Long-Term CareSM Advantage (a qualified long-term care benefit rider) may be available under your contract. If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), and you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit). Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. For contracts issued on or after August 26, 2013, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and 4LATER (Reg. TM) Advantage (Managed Risk) are available for election only at the time the contract is purchased. For all contracts, Lincoln Long-Term CareSM Advantage is available for election only at the time the contract is purchased. The following Living Benefit Riders are no longer available for purchase: Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln SmartSecurity (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage. Prior versions of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit may also be unavailable unless otherwise guaranteed under a rider you have purchased. The Managed Risk riders were formerly called Protected Funds riders. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability.


What is Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)? Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a rider that you may purchase for an additional charge and which provides on an annual basis guaranteed lifetime periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base (less Purchase Payments received in that year) or automatic annual step-ups to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, 5% Enhancements to the Income Base (less Purchase Payments received in that year), and Automatic Annual Step-ups to the Income Base and is decreased by certain withdrawals in accordance with provisions described in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and another one of the Living Benefit Riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

A prior version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, provided lower Guaranteed Annual Income amount percentages and less restrictive Investment Requirements. This version is no longer available for purchase.

What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum guaranteed, periodic withdrawals for your life (single life option) or for the lives of you and your spouse (joint life option) regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial Purchase Payment (or Contract Value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, Automatic Annual Step-ups, the 5% Enhancements, and the Step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage and another one of the Living Benefit Riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements. This rider is no longer available for purchase.

What is Lincoln Lifetime IncomeSM Advantage Plus? Lincoln Lifetime IncomeSM Advantage Plus provides an increase in your Contract Value of an amount equal to the excess of the initial Guaranteed Amount over the current Contract Value on the seventh Benefit Year anniversary so long as no withdrawals have been taken and you adhere to certain Investment Requirements. This rider is no longer available for purchase.

What is Lincoln SmartSecurity (Reg. TM) Advantage? This benefit provides a Guaranteed Amount equal to the initial Purchase Payment (or Contract Value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess Withdrawals will adversely affect the Guaranteed Amount. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage with any other Living Benefit Rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. This rider is no longer available for purchase.


What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a Death Benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage Death Benefit you choose and whether or not the Guaranteed Income Benefit is in effect.


What is i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. By electing this benefit, you will be subject to specific Investment Requirements. See The Contracts - Investment Requirements. The Guaranteed Income Benefit is purchased when you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period subject to terms and conditions at that time. The minimum floor is based on the Contract Value at the time you elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit. Certain Living Benefit Riders have features that may be used to establish the amount of the Guaranteed Income Benefit. You may use your Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) to establish the Guaranteed Income Benefit (Managed
Risk) at the time you terminate that rider to purchase i4LIFE (Reg. TM) Advantage. The Guaranteed Amount or Income Base from other Living Benefit Riders may also be used to establish the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit. See The Contracts - Living Benefit Riders - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage (Managed Risk). i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the only version of this rider available for purchase unless you are guaranteed the right to elect a prior version under another Living Benefit Rider.

What is 4LATER (Reg. TM) Advantage (Managed Risk)? 4LATER (Reg. TM) Advantage (Managed Risk) is a rider that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of the i4LIFE (Reg. TM) Advantage rider. If you elect 4LATER (Reg. TM) Advantage (Managed Risk), you must later elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) to receive a benefit from 4LATER (Reg.
TM) Advantage (Managed Risk). You may not simultaneously elect 4LATER (Reg. TM) Advantage (Managed Risk) and another one of the Living Benefit Riders. There is an additional charge for this rider, and you will be subject to more restrictive Investment Requirements. See The Contracts - Investment Requirements.

What is 4LATER (Reg. TM) Advantage (or "4LATER (Reg. TM)")? 4LATER (Reg. TM) Advantage is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE (Reg. TM) Advantage Regular Income Payments. 4LATER (Reg. TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. 4LATER (Reg. TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. You may not simultaneously elect 4LATER (Reg. TM) Advantage and another one of the Living Benefit Riders. There is an additional charge for this rider and you will be subject to Investment Requirements. See The Contracts - 4LATER (Reg. TM) Advantage. This rider is no longer available for purchase.


What is Lincoln Long-Term CareSM Advantage? The Lincoln Long-Term CareSM Advantage rider (LTC rider) is a qualified long-term care rider that provides a way to manage the potential impact of long-term care expenses. The LTC rider provides the potential to receive benefits equal to your Purchase Payments plus an additional amount equal to two times your Purchase Payments. These benefits are paid to you income tax-free. In addition, you have the opportunity to increase your tax-free long-term care benefits if there is investment gain in your contract. The LTC rider may only be purchased at the time the contract is issued and is not available if you have already purchased a contract. You cannot simultaneously elect the LTC rider with any other Living Benefit Rider. In addition, the EEB Death Benefit is not available for purchasers of the LTC rider. By electing this rider, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. The LTC rider is not available in all states. Check with your registered representative regarding availability. See The Contracts - Living Benefit Riders - Lincoln Long-Term CareSM Advantage.


May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about Accumulation Unit values? Appendix A and B to this prospectus provide more information about Accumulation Unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any Subaccount investing in a money market fund may also become extremely low and possibly negative.


The money market yield figure and annual performance of the Subaccounts are based on past performance and do not indicate or represent future performance.




The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.


Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.


We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.

The general account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.



Financial Statements

The December 31, 2013 financial statements of the VAA and the December 31, 2013 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.




Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.

Investment Advisers

As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.


Certain Payments We Receive with Regard to the Funds


We (or our affiliates) incur expenses in promoting, marketing, and administering the contracts (and in our role as intermediary, the funds). With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisors and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.49%. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.55% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.



Description of the Funds

Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.


We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the contract and under optional riders, especially the Living Benefit Riders. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.


Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds. Funds of funds or master-feeder structures may have higher expenses than funds that invest directly in debt or equity securities.


Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit Riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit Riders, which can limit the contract's upside participation in the markets. Many of these funds are included in the Investment Requirements associated with the Living Benefit Riders. For more information on these funds and their risk management strategies, please see the Investment Requirements section of this prospectus. You should consult with your registered representative to determine which combination of investment choices and Death Benefit and/or Living Benefit Rider purchases (if any) are appropriate for you.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.



AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.


  o Invesco V.I. American Franchise Fund (Series II Shares): Capital growth.

     This fund is not available in contracts issued on or after May 24, 2004.


  o Invesco V.I. Core Equity Fund (Series II Shares): Long-term growth of capital.

     This fund is not available in contracts issued on or after May 24, 2004.


  o Invesco V.I. International Growth Fund (Series II Shares): Long-term growth of capital.
    This fund is not available in contracts issued on or after May 24, 2004, but will reopen for all contracts on or about May 19, 2014.



AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
    L.P.


  o AllianceBernstein VPS Global Thematic Growth Portfolio (Class B): Long-term growth of capital.

  o AllianceBernstein VPS Large Cap Growth Portfolio (Class B): Long-term growth of capital.

     This fund is not available in contracts issued on or after June 6, 2005.


  o AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class B): Long-term growth of capital.



American Funds Insurance Series (Reg. TM), advised by Capital Research and Management Company


  o Global Growth Fund (Class 2): Long-term growth of capital.

     This fund is not available in contracts issued on or after November 15, 2010.


  o Global Small Capitalization Fund (Class 2): Long-term capital growth.

     This fund is not available in contracts issued on or after November 15, 2010.


  o Growth Fund (Class 2): Capital growth.

     This fund is not available in contracts issued on or after November 15, 2010.


  o Growth-Income Fund (Class 2): Long-term growth of capital and income.

     This fund is not available in contracts issued on or after November 15, 2010.


  o International Fund (Class 2): Long-term growth of capital.

     This fund is not available in contracts issued on or after November 15, 2010.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and sub-advised by BlackRock Investment Management, LLC


  o BlackRock Global Allocation V.I. Fund (Class III): High total investment return.



Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company*


  o Diversified Income Series (Service Class): Maximum long-term total return consistent with reasonable risk.

  o Emerging Markets Series (Service Class): Long-term capital appreciation.

  o High Yield Series (Service Class): Total return and, as a secondary objective, high current income.

     This fund is not available in contracts issued on or after November 15, 2010.


  o Limited-Term Diversified Income Series (Service Class): Maximum total return, consistent with reasonable risk.

  o REIT Series (Service Class): Maximum long-term total return, with capital appreciation as a secondary objective.

  o Small Cap Value Series (Service Class): Capital appreciation.

  o Smid Cap Growth Series (Service Class): Long-term capital appreciation.

  o U.S. Growth Series (Service Class): Long-term capital appreciation.

  o Value Series (Service Class): Long-term capital appreciation.



DWS Variable Series II, advised by Deutsche Investment Management Americas, Inc. and sub-advised by RREEF America L.L.C.


  o DWS Alternative Asset Allocation VIP Portfolio (Class B): Capital appreciation; a fund of funds.

Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and sub-advised by FMR CO., Inc.


  o Contrafund (Reg. TM) Portfolio (Service Class 2): Long-term capital appreciation.

  o Growth Portfolio (Service Class 2): To achieve capital appreciation.

  o Mid Cap Portfolio (Service Class 2): Long-term growth of capital.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund and the Templeton Global Bond VIP Fund, and by Templeton Global Advisors Limited for the Templeton Growth VIP Fund, and by Franklin Mutual Advisers, LLC for the Franklin Mutual Shares VIP Fund.

  o Franklin Income VIP Fund (Class 2): To maximize income while maintaining prospects for capital appreciation.
     (formerly Franklin Income Securities Fund)

  o Franklin Mutual Shares VIP Fund (Class 2): Capital appreciation; income is a secondary consideration.
     (formerly Mutual Shares Securities Fund)

  o Templeton Global Bond VIP Fund (Class 2): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
     (formerly Templeton Global Bond Securities Fund)
    This fund is not available in contracts issued on or after June 30, 2009, but will reopen for all contracts on or about May 19, 2014.

  o Templeton Growth VIP Fund (Class 2): Long-term capital growth.

     (Sub-advised by Templeton Asset Management Limited)

     (formerly Templeton Growth Securities Fund)

     This fund is not available in contracts issued on or after June 4, 2007.


Janus Aspen Series, advised by Janus Capital Management LLC


  o Balanced Portfolio (Service Shares): Long-term capital growth, consistent with preservation of capital and balanced by current income.

     This fund is not available in contracts issued on or after June 6, 2005.


  o Enterprise Portfolio (Service Shares): Long-term growth of capital.

     This fund is not available in contracts issued on or after June 6, 2005.


  o Global Research Portfolio (Service Shares): Long-term growth of capital.

     This fund is not available in contracts issued on or after May 24, 2004.



Legg Mason Partners Variable Equity Trust, advised by Legg Mason Partners Fund
    Advisor, LLC.

  o ClearBridge Variable Mid Cap Core Portfolio (Class II): Long-term growth of capital.
     (Sub-advised by ClearBridge Investments, LLC)
     This fund will be available on or about May 19, 2014. Consult your financial advisor.



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.


  o LVIP American Century VP Mid Cap Value RPM Fund (Service Class): Capital appreciation; a fund of funds.

  o LVIP American Global Growth Fund (Service Class II): Long-term growth of capital; a master-feeder fund.

     This fund is not available in contracts issued before November 15, 2010.


  o LVIP American Global Small Capitalization Fund (Service Class II):
     Long-term growth of capital; a master-feeder fund.

     This fund is not available in contracts issued before November 15, 2010.


  o LVIP American Growth Fund (Service Class II): Growth of capital; a master-feeder fund.

     This fund is not available in contracts issued before November 15, 2010.


  o LVIP American Growth-Income Fund (Service Class II): Long-term growth of capital and income; a master-feeder fund.

     This fund is not available in contracts issued before November 15, 2010.


  o LVIP American International Fund (Service Class II): Long-term growth of capital; a master-feeder fund.

     This fund is not available in contracts issued before November 15, 2010.


  o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.

     (Sub-advised by BAMCO, Inc.)


  o LVIP BlackRock Emerging Markets RPM Fund (Service Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.
     (Sub-advised by BlackRock Investment Management, LLC)

  o LVIP BlackRock Equity Dividend RPM Fund (Service Class): Reasonable income by investing primarily in income-producing equity securities. (Sub-advised by BlackRock Investment Management, LLC)

  o LVIP BlackRock Global Allocation V.I. RPM Fund (Service Class): Capital appreciation; a fund of funds.
     (Sub-advised by BlackRock Financial Management, Inc.)

  o LVIP BlackRock Inflation Protected Bond Fund (Service Class): To maximize real return, consistent with preservation of real capital and prudent investment management.

     (Sub-advised by BlackRock Financial Management, Inc.)


  o LVIP Capital Growth Fund (Service Class): Capital growth.

     (Sub-advised by Wellington Management)


  o LVIP Clarion Global Real Estate Fund (Service Class): Total return through a combination of current income and long-term capital appreciation. (Sub-advised by CBRE Clarion Securities LLC)

  o LVIP ClearBridge Variable Appreciation RPM Fund (Service Class): Capital appreciation; a fund of funds.

  o LVIP Columbia Small-Mid Cap Growth RPM Fund (Service Class): Capital appreciation.
     (Sub-advised by Columbia Management Investment Advisers, LLC)

  o LVIP Delaware Bond Fund (Service Class): Maximum current income (yield) consistent with a prudent investment strategy.

     (Sub-advised by Delaware Management Company)*


  o LVIP Delaware Diversified Floating Rate Fund (Service Class): Total return.

     (Sub-advised by Delaware Management Company)*


  o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Service Class): Long-term capital growth.

     (Sub-advised by Delaware Management Company)*
     This fund is not available in contracts issued on or after June 30, 2009.


  o LVIP Delaware Growth and Income Fund (Service Class): To maximize long-term capital appreciation.

     (Sub-advised by Delaware Management Company)*
     This fund is not available in contracts issued on or after May 23, 2011.


  o LVIP Delaware Social Awareness Fund (Service Class): To maximize long-term capital appreciation.

     (Sub-advised by Delaware Management Company)*


  o LVIP Delaware Special Opportunities Fund (Service Class): To maximize long-term capital appreciation.

     (Sub-advised by Delaware Management Company)*


  o LVIP Dimensional Non-U.S. Equity RPM Fund (Service Class): Long-term capital appreciation; a fund of funds.

  o LVIP Dimensional U.S. Equity RPM Fund (Service Class): Long-term capital appreciation; a fund of funds.

  o LVIP Dimensional/Vanguard Total Bond Fund (Service Class): Total return consistent with the preservation of capital.

  o LVIP Franklin Mutual Shares VIP RPM Fund (Service Class): Capital appreciation; a fund of funds.
     (formerly LVIP Franklin Mutual Shares Securities RPM Fund)

  o LVIP Global Income Fund (Service Class): Current income consistent with the preservation of capital.

     (Sub-advised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)


  o LVIP Invesco Diversified Equity-Income RPM Fund (Service Class): Capital appreciation and current income; a fund of funds.
     This fund will be available on or about May 19, 2014. Consult your financial advisor.

  o LVIP Invesco V.I. Comstock RPM Fund (Service Class): Capital appreciation; a fund of funds.

  o LVIP JPMorgan High Yield Fund (Service Class): A high level of current income; capital appreciation is the secondary objective.
     (Sub-advised by J. P. Morgan Investment Management, Inc.)

  o LVIP JPMorgan Mid Cap Value RPM Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by J.P. Morgan Investment Management, Inc.)

  o LVIP Managed Risk Profile 2010 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Managed Risk Profile 2020 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Managed Risk Profile 2030 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Managed Risk Profile 2040 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Managed Risk Profile Conservative Fund (Service Class): A high level of current income with some consideration given to growth of capital; a fund of funds.

  o LVIP Managed Risk Profile Growth Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds

  o LVIP Managed Risk Profile Moderate Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.

  o LVIP MFS International Growth Fund (Service Class): Long-term capital appreciation.

     (Sub-advised by Massachusetts Financial Services Company)


  o LVIP MFS International Growth RPM Fund (Service Class): Capital appreciation; a fund of funds.

  o LVIP MFS Value Fund (Service Class): Capital appreciation.

     (Sub-advised by Massachusetts Financial Services Company)


  o LVIP Mid-Cap Value Fund (Service Class): Long-term capital appreciation.

     (Sub-advised by Wellington Management)


  o LVIP Mondrian International Value Fund (Service Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.

     (Sub-advised by Mondrian Investment Partners Limited)


  o LVIP Money Market Fund (Service Class): To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).

     (Sub-advised by Delaware Management Company)*


  o LVIP Multi-Manager Global Equity RPM Fund (Service Class): Long-term growth of capital.
     This fund will be available on or about May 19, 2014. Consult your financial advisor.

  o LVIP PIMCO Low Duration Bond Fund (Service Class): To seek a high level of current income consistent with preservation of capital.
     (Sub-advised by Pacific Investment Management Company)
     This fund will be available on or about May 19, 2014. Consult your financial advisor.

  o LVIP SSgA Bond Index Fund (Service Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Conservative Index Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital.

  o LVIP SSgA Conservative Structured Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital.

  o LVIP SSgA Developed International 150 Fund (Service Class): To maximize long-term capital appreciation.

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Emerging Markets 100 Fund (Service Class): To maximize long-term capital appreciation.

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Global Tactical Allocation RPM Fund (Service Class): Long-term growth of capital; a fund of funds.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA International Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA International RPM Fund (Service Class): Capital appreciation; a fund of funds.

  o LVIP SSgA Large Cap 100 Fund (Service Class): To maximize long-term capital appreciation.

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Large Cap RPM Fund (Service Class): Capital appreciation; a fund of funds.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Moderate Index Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Moderate Structured Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Index Allocation Fund (Service Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Structured Allocation Fund (Service Class):
     A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Small-Cap Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small U.S. companies.

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Small-Cap RPM Fund (Service Class): Capital appreciation; a fund of funds.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Mid Cap 200 Fund (Service Class): To maximize long-term capital appreciation.

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA S&P 500 Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.**

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP T. Rowe Price Growth Stock Fund (Service Class): Long-term capital growth.

     (Sub-advised by T. Rowe Price Associates, Inc.)


  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service Class): To maximum capital appreciation.

     (Sub-advised by T. Rowe Price Associates, Inc.)


  o LVIP Templeton Growth RPM Fund (Service Class): Long-term capital growth. (Sub-advised by Templeton Investment Counsel, LLC)

  o LVIP UBS Large Cap Growth RPM Fund (Service Class): Long-term growth of capital in a manner consistent with the preservation of capital. (Sub-advised by UBS Global Asset Management (Americas), Inc.)

  o LVIP Vanguard Domestic Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.

  o LVIP Vanguard International Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.

  o LVIP VIP Contrafund (Reg. TM) RPM Portfolio (Service Class): Capital appreciation; a fund of funds.
     (Sub-advised by FMR CO., Inc.)

  o LVIP VIP Mid Cap RPM Portfolio (Service Class): Capital appreciation; a fund of funds.
     This fund will be available on or about May 19, 2014. Consult your financial advisor.



MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company


  o Core Equity Series (Service Class): Capital appreciation.

     This fund is not available in contracts issued on or after June 6, 2005.


  o Growth Series (Service Class): Capital appreciation.

  o Utilities Series (Service Class): Total return.



Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc. and sub-advised by Neuberger Berman, LLC


  o Mid Cap Intrinsic Value Portfolio (I Class): Growth of capital.

     This fund is not available in contracts issued on or after June 4, 2007.


PIMCO Variable Insurance Trust, advised by PIMCO


  o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio (Advisor Class):
Maximum real return.



Putnam Variable Trust, advised by Putnam Investment Management, LLC


  o Global Health Care Fund (Class IB): Capital appreciation.

     (Sub-advised by Putnam Advisory Company, LLC and Putnam Investments
Limited)
     This fund is not available in contracts issued on or after May 24, 2004.

  o Growth & Income Fund (Class IB): Capital growth and current income. (Sub-advised by Putnam Investments Limited)

     This fund is not available in contracts issued on or after May 24, 2004.


* Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.



** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500
   (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.



Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.

Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.

Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering Annuity Payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.

The risks we assume include:

 o the risk that Annuitants receiving Annuity Payouts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that lifetime payments to individuals from Living Benefit Riders will exceed the Contract Value;

 o the risk that Death Benefits paid will exceed the actual Contract Value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;

 o the risk that, if a Guaranteed Income Benefit rider is in effect, the required Regular Income Payments will exceed the Account Value;

 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change);
 o the risk the Covered Life under the Lincoln Long-Term CareSM Advantage rider will live longer while receiving benefits than we assumed in the rate setting process (these rates may change subject to state insurance department approval);
 o the risk that the actual number of claims under the Lincoln Long-Term CareSM Advantage rider exceeds the number of claims we assumed in the rate setting process (these rates may change subject to state insurance department approval); and
 o the risk that the payments of the Acceleration and Growth Benefit under the Lincoln Long-Term CareSM Advantage rider exceed the Contract Value.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA

For the base contract, we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:


                                       Estate         Enhanced Guaranteed     Guarantee of
                                    Enhancement          Minimum Death      Principal Death   Account Value
                                Benefit rider (EEB)     Benefit (EGMDB)         Benefit       Death Benefit
                               --------------------- --------------------- ----------------- --------------
      Mortality and expense risk
  charge......................        1.65%                 1.45%               1.20%            1.15%
      Administrative charge...        0.10%                 0.10%               0.10%            0.10%
                                       ----                  ----                ----             ----
      Total annual charge for
  each Subaccount*............        1.75%                 1.55%               1.30%            1.25%

* For contracts purchased before June 6, 2005 (or later in those states that have not approved the contract changes), the total annual charges are as follows: EEB 1.65%; EGMDB 1.45%; Guarantee of Principal 1.35%; Account Value N/A.

Surrender Charge


A surrender charge applies (except as described below) to surrenders and withdrawals of Purchase Payments that have been invested for the periods indicated below. The surrender charge is calculated separately for each Purchase Payment. The contract anniversary is the annually occurring date beginning with the effective date of the contract. For example, if the effective date of your contract is January 1st, your contract anniversary would be on January 1st of each subsequent year.



                                                                Number of contract anniversaries since
                                                                     Purchase Payment was invested
                                                             ---------------------------------------------
                                                               0     1     2     3     4     5     6    7+
                                                             ----- ----- ----- ----- ----- ----- ----- ---
      Surrender charge as a percentage of the surrendered or
       withdrawn Purchase Payments.......................... 7 %   7 %   6 %   6 %   5 %   4 %   3 %    0

A surrender charge does not apply to:
 o A surrender or withdrawal of a Purchase Payment beyond the seventh anniversary since the Purchase Payment was invested;
 o Withdrawals of Contract Value during a Contract Year to the extent that the total Contract Value withdrawn during the current Contract Year does not exceed the free amount which is equal to 10% of the current Contract value or 10% of the total Purchase Payments (15% for contracts purchased prior to November 15, 2010) (this does not apply upon surrender of the contract);
 o When the surviving spouse assumes ownership of the contract as a result of the death of the original owner (however, the surrender charge schedule of the original contract will continue to apply to the spouse's contract);
 o A surrender or withdrawal of any Purchase Payments as a result of admittance of the Contractowner into an accredited nursing home or equivalent health care facility, where the admittance into such facility occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days;
 o A surrender of the contract as a result of the death of the Contractowner, joint owner or Annuitant, provided the Annuitant has not been changed for any reason other than the death of a prior named Annuitant;
 o Purchase Payments when used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE (Reg. TM) Advantage option or the Contract Value applied to calculate the benefit amount under any Annuity Payout option made available by us;

 o Regular Income Payments made under i4LIFE (Reg. TM) Advantage including any payments to provide the 4LATER (Reg. TM) or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefits or periodic payments made under any Annuity Payout option made available by us;

 o A surrender of a contract or withdrawal of Contract Value from contracts issued to Selling Group Individuals;
 o A surrender or withdrawal of any Purchase Payments after the onset of a permanent and total disability of the Contractowner as defined in Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the contract and before the 65th birthday of the Contractowner For contracts issued in the State of New Jersey, a different definition of permanent and total disability applies;
 o A surrender or withdrawal of any Purchase Payments as a result of the diagnosis of a terminal illness that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;

 o Withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or the Guaranteed Annual Income amount under any version of Lincoln Lifetime IncomeSM Advantage 2.0, subject to certain conditions;
 o Long-Term Care Benefit payments under the Lincoln Long-Term CareSM Advantage rider.


For purposes of calculating the surrender charge on withdrawals, we assume that:

1.The free amount will be withdrawn from Purchase Payments on a "first in-first out (FIFO)" basis.

2.Prior to the seventh anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
  o from Purchase Payments (on a FIFO basis) until exhausted; then
  o from earnings until exhausted.

3.On or after the seventh anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
  o from Purchase Payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
  o from earnings until exhausted; then
  o from Purchase Payments (on a FIFO basis) to which a surrender charge still applies until exhausted.

We apply the surrender charge as a percentage of Purchase Payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your Contract Value has increased or decreased. The surrender charge is calculated separately for each Purchase Payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when Contractowners surrender or withdraw before distribution costs have been recovered.

If the Contractowner is a corporation or other non-individual (non-natural person), the Annuitant or joint Annuitant will be considered the Contractowner or joint owner for purposes of determining when a surrender charge does not apply.


Account Fee

During the accumulation period, we will deduct an account fee of $35 from the Contract Value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the Contract Value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth Contract Year. The account fee will be waived for any contract with a Contract Value that is equal to or greater than $100,000 on the contract anniversary. There is no account fee on contracts issued to Selling Group Individuals.


Rider Charges


A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. The deduction of a rider charge will be noted on your quarterly statement.

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge. While this rider is in effect, there is a charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) joint life option. The charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, which is no longer available for purchase.

The charge is applied to the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, and 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Income Base section for a discussion and example of the impact of the changes to the Income Base.


The annual rider percentage charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.


The 5% Enhancement to the Income Base (less Purchase Payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) section. During the first ten Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of the charge. After the 10th Benefit Year anniversary the annual rider percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The rider percentage charge will increase to the then current rider percentage charge, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge increase. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) - Income Base.


The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the Contract Value is reduced to zero while the Contractowner is receiving a Guaranteed Annual Income, no rider charge will be deducted.

Lincoln Lifetime IncomeSM Advantage Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage. The rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly)for the Lincoln Lifetime IncomeSM Advantage single life or joint life option. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus is purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.


The charge is applied to the Guaranteed Amount as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. The 200% Step-up is not available for riders purchased on and after October 5, 2009. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. For riders purchased on and after March 2, 2009, the charge is also deducted in proportion to the value in the fixed account used for dollar cost averaging purposes. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.


The annual rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional Purchase Payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge.

Once cumulative additional Purchase Payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional Purchase Payment will potentially cause the charge for your rider to change to the current charge in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the Guaranteed Amount is reduced to zero while the Contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.

If you purchase Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge of 1.05% applied to the Guaranteed Amount. This total charge (which may change as discussed above) is in effect until the 7th Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the 7th Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the 7th Benefit Year anniversary, you will not be able to exercise the Plus Option, but the additional 0.15% charge will remain on your contract until the 7th Benefit Year anniversary.


This rider is no longer available for purchase.

4LATER (Reg. TM) Advantage (Managed Risk) Charge. While this rider is in effect, there is a charge for 4LATER (Reg. TM) Advantage (Managed Risk). The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option.

The charge is applied to the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income

Base. Refer to the 4LATER (Reg. TM) Advantage (Managed Risk) Income Base section for a discussion and example of the impact of the changes to the Income Base.


The annual rate for the charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt-out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base subject to withdrawals. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.


The 5% Enhancement to the Income Base (less Purchase Payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the 4LATER (Reg. TM) Advantage (Managed Risk) section. During the first 10 Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge. After the 10th Benefit Year anniversary the percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the percentage charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current percentage charge will remain in effect and the Income Base will be returned to the prior Income Base adjusted for withdrawals. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The percentage charge will increase to the then current annual percentage charge, if after the first Benefit Year anniversary, cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge increase. See the 4LATER (Reg. TM) Advantage (Managed Risk) - Income Base.


The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.


Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this rider is in effect, there is a charge for Lincoln SmartSecurity (Reg. TM) Advantage. The rider charge is currently equal to an annual rate of:


1)0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option (the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount); or

2)0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, single life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up) (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.65% to 0.85% at the end of the 10-year annual step-up period if a new 10-year period is elected); or


3)1.00% of the Guaranteed Amount (0.25% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, joint life option (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.80% to 1.00% at the end of the 10-year annual step-up period if a new 10-year period is elected). See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.


The charge is applied to the Guaranteed Amount (initial Purchase Payment, if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. In Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up (without the single or joint life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if conditions are met as described in the Lincoln SmartSecurity (Reg. TM) Advantage section. Additional 10-year periods of step-ups may be elected. The annual rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount within the 10-year period.

If you elect to step-up the Guaranteed Amount for another 10-year step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a pro-rata deduction of the rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the Valuation Date of the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE (Reg. TM) Advantage or termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each Valuation Date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) Purchase Payments made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.


All versions of this rider are no longer available for purchase.


4LATER (Reg. TM) Advantage Charge. Prior to the Periodic Income Commencement Date (which is defined as the Valuation Date the initial Regular Income Payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER (Reg.
TM) Guaranteed Income Benefit. The Income Base is increased for subsequent Purchase Payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER (Reg. TM) rider charge multiplied by the Income Base will be deducted from the Subaccounts on every third month anniversary of the later of the 4LATER (Reg. TM) rider effective date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each Subaccount on the Valuation Date the 4LATER (Reg. TM) rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional Purchase Payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value.

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) rider charge based on the Income Base immediately prior to the reset will be made on the Valuation Date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) rider charge for the reset Income Base on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the Periodic Income Commencement Date, a pro-rata amount of the 4LATER (Reg. TM) rider charge will be deducted upon termination of the 4LATER (Reg.
TM) rider for any reason other than death. On the Periodic Income Commencement Date, a pro-rata deduction of the 4LATER (Reg. TM) rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction.


This rider is no longer available for purchase.

i4LIFE (Reg. TM) Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE (Reg. TM) Advantage that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE (Reg. TM) Advantage becomes effective (or your initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, your Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as any withdrawals.


The annual rate of the i4LIFE (Reg. TM) Advantage charge during the Access Period is: 1.65% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 1.70% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 1.95% for the i4LIFE (Reg. TM) Advantage EGMDB. During the Lifetime Income Period, the charge for all Death Benefit options is 1.65%. This charge consists of a mortality and expense risk charge, and an administrative charge (charges for the Guaranteed Income Benefits are not included and are listed below). These charges replace the Separate Account Annual Expenses for the base contract. If i4LIFE (Reg. TM) Advantage is elected at the issue of the contract i4LIFE (Reg. TM) Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin on the Periodic Income Commencement Date which is the Valuation Date on which the Regular Income Payment is determined and the beginning of the Access Period. Refer to the i4LIFE (Reg. TM) Advantage section for explanations of the Account Value, the Access Period, and the Lifetime Income Period. Purchasers of any version of Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage (Managed
Risk) pay different charges for i4LIFE (Reg. TM) Advantage. See i4LIFE (Reg.
TM) Advantage with Guaranteed Income Benefit (Managed Risk) Charge for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk).

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Charge. Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are each subject to a current annual charge of 0.65% of the Account Value (0.50% for versions 1, 2 and 3) (single life option), which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.30% (2.15% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 2.35% (2.20% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.60% (2.45% for version 1, 2 and 3) for the i4LIFE (Reg.
TM) Advantage EGMDB.

If you elect the joint life option, Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are each subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.50% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 2.55% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.80% for the i4LIFE (Reg. TM) Advantage EGMDB. These charges replace the Separate Account Annual Expenses for the base contract. The charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) is the same as the charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk).

The Guaranteed Income Benefit percentage charge will not change unless there is an automatic step up of the Guaranteed Income Benefit (version 4) or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time of the step-up the Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% (version 4) or 1.50% (version 2 and version 3) of the Account Value. If we automatically administer the step-up (version 4) or step-up period election (versions 2 or 3) for you and your percentage charge is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE (Reg. TM) Advantage section of this prospectus). For version 4, future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate, but the i4LIFE (Reg. TM) Advantage charge will continue.

Currently, Guaranteed Income Benefit (Managed Risk) is the only version available for purchase unless you are guaranteed the right to elect a prior version under another Living Benefit Rider.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) Charge for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk). Purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may carry over certain features of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) to elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk). Purchasers who previously purchased 4LATER (Reg. TM) Advantage (Managed
Risk) may carry over certain features of 4LATER (Reg. TM) Advantage (Managed
Risk) to elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk). Purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage
2.0 may carry over certain features of the Lincoln Lifetime IncomeSM Advantage
2.0 rider to elect i4LIFE (Reg. TM)Advantage with Guaranteed Income Benefit (version 4) with the same charges that apply to purchasers of Lincoln Lifetime IncomeSM Advantage 2.0. If you make this election, then the current Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) charge will be your initial charge for i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit (Managed Risk). This charge is in addition to the daily mortality and expense risk and administrative charge of the base contract for your Death Benefit option set out under Deductions of the VAA. The charges and calculations described earlier for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will not apply.

For purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk), the charges for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) are combined into a single charge that is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage and every three months thereafter. The current initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) is equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option. The charge is a percentage of the greater of the Income Base or the Account Value. Refer to Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) for a description of the Income Base. The total annual Subaccount charges of 1.55% for the EGMDB, 1.30% for the Guarantee of Principal Death Benefit and 1.25% for the Account Value Death Benefit also apply. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed
Risk) are guaranteed that in the future the guaranteed maximum initial charge for both i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed
Risk) will be the guaranteed maximum charge then in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg.
TM) Advantage (Managed Risk).

The charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) will not change unless there is an automatic step-up of the Guaranteed Income Benefit (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) charge continues to be used as a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) charge.) The charge rate is based upon surrender experience, mortality experience, Contractowner investment experience, solvency and profit margins, and the goals and objectives of the Lincoln hedging experience. Significant changes in one or more of these categories could result in an increase in the charge. This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.

The following example shows how the initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and 4LATER (Reg. TM) Advantage (Managed Risk) is calculated as well as adjustments due to increases to the Guaranteed Income Benefit (Managed Risk) and the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge. The example is a nonqualified contract and assumes the Contractowner is a 60 year old male on the effective date of electing the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk). Pursuant to the provisions of the Guaranteed Income Benefit (Managed Risk) the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the Contractowner's age (see Guaranteed Income Benefit (Managed
Risk) for a more detailed description). The example also assumes that the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is 1.05%. The first example demonstrates how the initial charge is determined for an existing contract with an Account Value and Income Base. (The same calculation method applies to purchasers of 4LATER (Reg. TM) Advantage (Managed
Risk) and purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 except for the different initial Guaranteed Income Benefit rates for Lincoln Lifetime IncomeSM Advantage 2.0 set forth in the Guaranteed Income Benefit (version 4) description later in this prospectus.)




1/1/13 Initial i4LIFE (Reg. TM) Advantage Account Value...................................  $ 100,000
1/1/13 Income Base as of the last Valuation Date under Lincoln Lifetime IncomeSM            $ 125,000
  Advantage 2.0 (Managed Risk)  .
1/1/13 Initial Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income
Benefit (Managed Risk) ($125,000 * 1.05%)
 the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is
assessed against the Income Base
 since it is larger than the Account Value................................................  $1,312.50
1/2/13 Amount of initial i4LIFE (Reg. TM) Advantage Regular Income Payment (an example of how the Regular Income Payment
 is calculated is shown in the SAI).......................................................  $   5,173
1/2/13 Initial Guaranteed Income Benefit (4% * $125,000 Income Base) .                      $   5,000


The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.



1/2/14 Recalculated Regular Income Payment (due to market gain in Account Value).....  $   6,900
1/2/14 New Guaranteed Income Benefit (75% * $6,900 Regular Income Payment) .           $   5,175
1/2/14 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
(Managed Risk) ($1,312.50 * ($5,175/
 $5,000)) Prior charge * [ratio of increased Guaranteed Income Benefit to prior        $1,358.44
  Guaranteed Income Benefit] .



If the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge has also increased, subject to a maximum charge of 2.00%, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) charge will increase upon a step-up. (The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge continues to be used in the calculation of the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.)

Continuing the above example:


1/2/14 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit        $1,358.44
  (Managed Risk)  .
1/2/15 Recalculated Regular Income Payment (due to Account Value increase)..............  $   7,400
1/2/15 New Guaranteed Income Benefit (75% * $7,400 Regular Income Payment) .              $   5,550
Assume the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge increases from
  1.05% to 1.15%.
1/2/15 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
(Managed Risk) ($1,358.44 * ($5,550/
 $5,175) * (1.15%/1.05%)) .                                                               $1,595.63



The new annual charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) is $1,595.63 which is equal to the current annual charge of $1,358.44 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) times the percentage increase to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) current charge (1.15%/1.05%).

If the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg.
TM) Advantage (Managed Risk) percentage charge is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any additional withdrawals. Future step-ups as described in the rider would continue.


After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE (Reg. TM) Advantage will also be terminated and the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge will cease.

i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Guaranteed Income Benefit Charge for purchasers who previously purchased 4LATER (Reg. TM) Advantage. The 4LATER (Reg. TM) Guaranteed Income Benefit for purchasers who previously purchased 4LATER (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.30% for the i4LIFE (Reg. TM) Account Value Death Benefit; 2.35% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.60% for the EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.

On and after the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the Periodic Income Commencement Date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the Contractowner elects additional 15-year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current Regular Income Payment. At the time you elect a new 15-year step-up period, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.

After the Periodic Income Commencement Date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.


Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (version 2 or 3), the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg. TM)Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.15% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 2.20% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.45% for the i4LIFE (Reg. TM) Advantage EGMDB.

Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase Lincoln Lifetime IncomeSM Advantage.


The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period election occurred. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

Lincoln Long-Term CareSM Advantage (LTC Rider) Charge. While the LTC rider is in effect, there is a charge for the LTC Rider ("LTC Charge") that is deducted from the Contract Value on a quarterly basis. The LTC Charge will consist of the sum of three charges:
 o the Acceleration Benefit Charge,
 o the Extension Benefit Charge, and
 o the Optional Nonforfeiture Benefit Charge (if elected).

The first deduction will occur on the business day on or next following the three month contract anniversary and will be deducted every three months thereafter. This deduction will be made proportionately from the Contract Value in the Subaccounts, the fixed account for use with dollar-cost averaging and the LTC Fixed Account until the Contract Value is reduced to zero. Deductions from the Subaccounts and the fixed accounts will be made in proportion to the value in each Subaccount and fixed account. A proportional LTC Charge will be deducted upon termination of the LTC Rider, upon commencement of Annuity Payouts and upon contract surrender. A proportional LTC Charge will not be deducted if the LTC Rider is terminated due to death.

Acceleration Benefit Charge


The Acceleration Benefit Charge has a guaranteed maximum annual percentage rate of 1.50% of the LTC Guaranteed Amount. The current annual percentage rate is 0.50% of the LTC Guaranteed Amount under the Growth Benefit option and 0.35% of the LTC Guaranteed Amount under the Level Benefit option. The annual percentage rate may change at any time and will never exceed the guaranteed maximum annual percentage rate of 1.50% of the LTC Guaranteed Amount. We will give you 30 days written notice of our intent to raise the current annual percentage rate. Any increase to the annual percentage rate will be applied on the next quarterly deduction following the effective date of the annual percentage rate change. Any change to the annual percentage rate will be the same for all Contractowners in the same class on a nondiscriminatory manner. The Acceleration Benefit Charge annual percentage rate for the Growth Benefit option will not change to the annual percentage rate for the Level Benefit after you terminate the Automatic Step-ups.



 The LTC Charge will be higher if you choose the Growth Benefit option because the
Acceleration Benefit Charge annual percentage
 rate is higher for the Growth Benefit option than it is for the Level Benefit option and the LTC Guaranteed Amount against which the
 Acceleration Benefit Charge annual percentage rate is assessed may be higher due to
Automatic Step-ups.

The Acceleration Benefit Charge is calculated by multiplying the LTC Guaranteed Amount as of the date on which the charge is deducted by 1/4 of the Acceleration Benefit Charge annual percentage rate. With the Level Benefit option, the Acceleration Benefit Charge will decrease as the LTC Guaranteed Amount is reduced by Acceleration Benefit payments or Excess Withdrawals. With the Growth Benefit option, the Acceleration Benefit Charge will increase or decrease as the LTC Guaranteed Amount increases by the Automatic Step-up or is reduced by Acceleration Benefit payments, Growth Benefit payments or Excess Withdrawals. The Acceleration Benefit Charge will be deducted until the LTC Guaranteed Amount is reduced to zero or there is no Contract Value remaining, whichever occurs first.

Extension Benefit Charge

The Extension Benefit Charge does not have a guaranteed maximum annual percentage rate and may change at any time. The current Extension Benefit Charge annual percentage rates range as set forth in the charts below. The initial Extension Benefit Charge annual percentage rate will be stated on the Specifications page of your LTC Rider. We will give you 30 days written notice of our intent to raise the Extension Benefit Charge annual percentage rate. Any increase to the Extension Benefit Charge annual percentage rate will be applied on the next quarterly deduction following the effective date of the annual percentage rate change. Any change to the current Extension Benefit Charge annual percentage rate will be subject to prior regulatory approval and will be the same for all Contractowners in the same class on a nondiscriminatory manner. If the current Extension Benefit Charge annual percentage rate is increased to an amount greater than a specified percentage of the initial current Extension Benefit Charge annual percentage rate you may cancel the LTC Rider and receive the Contingent Nonforfeiture Benefit. See Determining LTC Benefits - Nonforfeiture Benefit for more information.

 Extension Benefit Charge: 50%
  Benefit for Assisted Living
           Services
States: AK, AL, AR, AZ, DC, DE,
GA, IA, KY, LA, MD, ME, MI, MO,
              MS,
MT, NC, ND, NE, NM, OK, OR, RI,
        SC, SD, WV, WY
       Age on        Extension
 Contract Date   Benefit Charge
     45-49           0.26%
     50-54           0.30%
     55-59           0.32%
     60-64           0.38%
     65-69           0.50%
     70-74           0.68%




Extension Benefit Charge: 100%
  Benefit for Assisted Living
           Services
       All other states
       Age on        Extension
 Contract Date   Benefit Charge
     45-49           0.28%
     50-54           0.32%
     55-59           0.36%
     60-64           0.40%
     65-69           0.54%
     70-74           0.76%

The Extension Benefit Charge is calculated by multiplying the Extension Benefit as of the date on which the charge is deducted multiplied by 1/4 of the Extension Benefit Charge annual percentage rate (which is stated in the LTC rider) as of the date on which the charge is deducted. On the contract date, the Extension Benefit will be double the Acceleration Benefit. The Extension Benefit Charge will increase as the Extension Benefit increases to twice the amount of any subsequent Purchase Payments made prior to the 90th day after the contract date. The Extension Benefit Charge will decrease as the Extension Benefit is reduced by Extension Benefit payments or Excess Withdrawals. The Extension Benefit Charge will be deducted until the Extension Benefit is reduced to zero or there is no Contract Value remaining, whichever occurs first. The Extension Benefit Charge annual percentage rate is based upon your age as of the contract date.

Optional Nonforfeiture Benefit Charge

The Optional Nonforfeiture Benefit Charge does not have a guaranteed maximum annual percentage rate and may change at any time. The current Optional Nonforfeiture Benefit Charge annual percentage rates range as set forth in the charts below. We will give you 30 days written notice of our intent to raise the current Optional Nonforfeiture Benefit Charge annual percentage rate. Any increase to the current Optional Nonforfeiture Benefit Charge annual percentage rate will be applied on the next quarterly deduction following the effective date of the annual percentage rate change. Any change to the current Optional Nonforfeiture Benefit Charge annual percentage rate will be subject to prior regulatory approval and will be the same for all Contractowners in the same class on a nondiscriminatory manner.



              Optional Nonforfeiture Benefit Charge: 50% Benefit for Assisted Living
                                             Services
               States: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS,
                          MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY
                                   Age on                                   Optional Nonforfeiture
                             Contract Date                                    Benefit Charge
           45-49                                                                  0.04%
           50-54                                                                  0.05%
           55-59                                                                  0.05%
           60-64                                                                  0.06%
           65-69                                                                  0.08%
           70-74                                                                  0.11%




              Optional Nonforfeiture Benefit Charge: 100% Benefit for Assisted Living
                                             Services
                                         All other states
                                   Age on                                    Optional Nonforfeiture
                              Contract Date                                    Benefit Charge
           45-49                                                                   0.05%
           50-54                                                                   0.05%
           55-59                                                                   0.06%
           60-64                                                                   0.06%
           65-69                                                                   0.09%
           70-74                                                                   0.12%

The Optional Nonforfeiture Benefit Charge is calculated by multiplying the Extension Benefit as of the date on which the charge is deducted multiplied by 1/4 of the Optional Nonforfeiture Benefit Charge annual percentage rate (which is stated in the LTC rider) as of the date on which the charge is deducted. On the contract date, the Extension Benefit will be double the Acceleration Benefit. The Optional Nonforfeiture Benefit Charge will increase as the Extension Benefit increases due to Purchase Payments made within the first 90 days after the contract date. The Optional Nonforfeiture Benefit Charge will decrease as the Extension Benefit decreases by Extension Benefit payments or Excess Withdrawals. The Optional Nonforfeiture Benefit Charge will be deducted until the Extension Benefit is zero or there is no Contract Value remaining, whichever occurs first. The Optional Nonforfeiture Benefit Charge annual percentage rate is based upon your age as of the contract date.


  Example: The following example illustrates the calculation of the LTC Benefit Charge for a
60 year old who lives in Georgia. The
  example assumes the Level Benefit option and the Optional Nonforfeiture Benefit have been chosen.
  Acceleration Benefit:                                                      $100,000
  LTC Guaranteed Amount:                                                     $100,000
  Extension Benefit:                                                         $200,000
  Acceleration Benefit Charge Annual Percentage Rate:                        0.35%
  Extension Benefit Charge Annual Percentage Rate:                           0.38%

 Optional Nonforfeiture Benefit Charge Annual Percentage Rate:
 LTC Charge (Annual)*:

                                                                 * $350 Acceleration Benefit Charge (0.35% * $100,000 LTC
                                                                Guaranteed Amount) + $760 Extension Benefit
                                                                Charge (0.38% * $200,000 Extension Benefit) + $120 Optional
                                                                Nonforfeiture Charge (0.06%* $200,000
                                                                Extension Benefit) = $1,230 annual LTC Charge



 Optional Nonforfeiture Benefit Charge Annual Percentage Rate:   0.06%
 LTC Charge (Annual)*:                                           $1,230




 Example: The following example illustrates the calculation of the LTC Benefit Charge for a 60 year old who lives in Georgia.
The
 example assumes the Growth Benefit option and the Optional Nonforfeiture Benefit have been
chosen.
 Acceleration Benefit:
 LTC Guaranteed Amount:
 Extension Benefit:
 Growth Benefit:
 Acceleration Benefit Charge Annual Percentage Rate:
 Extension Benefit Charge Annual Percentage Rate:
 Optional Nonforfeiture Benefit Charge Annual Percentage Rate:
 LTC Charge (Annual)*:

                                                                                            *$500.00 Acceleration Benefit
                                                                                           Charge (0.50% * $100,000 LTC
                                                                                           Guaranteed Amount)) + $760.00
                                                                                           Extension
                                                                                           Benefit Charge (0.38% * $200,000
                                                                                           Extension Benefit) + $120.00
                                                                                           Optional Nonforfeiture Benefit
                                                                                           Charge
                                                                                           (0.06%* $200,000 Extension Benefit)=
                                                                                           $1,380 annual LTC Charge



 Example: The following example illustrates the calculation of the LTC Benefit Charge for a 60 year old who lives in Georgia. The
 example assumes the Growth Benefit option and the Optional Nonforfeiture Benefit have been chosen.
 Acceleration Benefit:                                                                      $100,000
 LTC Guaranteed Amount:                                                                     $100,000
 Extension Benefit:                                                                         $200,000
 Growth Benefit:                                                                                  $0
 Acceleration Benefit Charge Annual Percentage Rate:                                        0.50%
 Extension Benefit Charge Annual Percentage Rate:                                           0.38%
 Optional Nonforfeiture Benefit Charge Annual Percentage Rate:                              0.06%
 LTC Charge (Annual)*:                                                                        $1,380


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.


The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%.



Other Charges and Deductions

The surrender, withdrawal or transfer of value from a Guaranteed Period may be subject to the Interest Adjustment if applicable. See Fixed Side of the Contract.

The mortality and expense risk and administrative charge of 1.40% of the value in the VAA will be assessed on all variable Annuity Payouts (except for i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.


There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.



Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.

The Contracts

Purchase of Contracts

If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you directly or through your sales representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.


When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, an initial Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial Purchase Payment to your agent, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Certain Death Benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the Contractowner, and held in that account until instructions are received from the appropriate regulator.

Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance


Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. A registered representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.



Purchase Payments

You may make Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment is $10,000. The minimum for Selling Group Individuals is $1,500. The minimum annual amount for additional Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.


Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are a Contractowner, joint owner, or Annuitant. If you elect a Living Benefit Rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. If you stop making Purchase Payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first. Upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.

If you elect a Living Benefit Rider (other than i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit or Lincoln Long-Term CareSM Advantage), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. Please see your contract or contact your registered representative for more information. If you elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Guaranteed Income Benefit has been elected. If you elect the Lincoln Long-Term CareSM Advantage rider, no additional Purchase Payments can be made after 90 days from the contract effective date.

These restrictions and limitations mean that you will be limited in your ability to increase your Contract Value (or Account Value under i4LIFE (Reg.
TM) Advantage with any version of Guaranteed Income Benefit) and/or increase the amount of any guaranteed benefit under a Living Benefit Rider by making additional Purchase Payments to the contract. You should carefully consider these limitations and restrictions, and any other limitations and restrictions of the contract, and how they may impact your long-term investment plans, especially if you intend to increase Contract Value (or Account Value under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit) by making additional Purchase Payments over a long period of time. See the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit Rider.



Valuation Date

Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.


Allocation of Purchase Payments

Purchase Payments allocated to the variable account are placed into the VAA's Subaccounts, according to your instructions. You may also allocate Purchase Payments in the fixed account, if available.

The minimum amount of any Purchase Payment which can be put into any one Subaccount is $20. The minimum amount of any Purchase Payment which can be put into a Guaranteed Period of the fixed account is $2,000, subject to state approval.


If we receive your Purchase Payment from you or your broker-dealer in Good Order at our Home Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., New York time), we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If we receive your Purchase Payment in Good Order after market close, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your Purchase Payment to your registered representative, we will generally not begin processing the Purchase Payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Purchase Payment to us, and your Purchase Payment was placed with your broker-dealer prior to market close then we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If your Purchase Payment was placed with your broker-dealer after market close, then we will use the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances, Purchase Payments received after such early market close will be processed using the Accumulation Unit Value computed on the next Valuation Date.


The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:

1.The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus

2.The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3.The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.

The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.

Transfers (among the variable Subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per Contract Year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs. These transfer rights and restrictions also apply during the i4LIFE (Reg. TM) Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE (Reg. TM) Advantage Account Value). See i4LIFE (Reg. TM) Advantage.

The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.


A transfer request may be made to our Home Office in writing, or by fax or other electronic means. A transfer request may also be made by telephone provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Home Office before the close of the New York Stock Exchange (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order after market close, we will process the request using the Accumulation Unit Value computed on the next Valuation Date.

There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances transfers received after such early market close will be processed using the Accumulation Unit Value computed on the next Valuation Date.


If your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the Contract Value from a fixed account to the variable Subaccount(s) subject to the following restrictions:
 o total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to Interest Adjustments, if applicable. For a description of the Interest Adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Interest Adjustment.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Telephone and Electronic Transactions

A surrender, withdrawal, or transfer request may be made to our Home Office using a fax or other electronic means. In addition, withdrawal and transfer requests may be made by telephone, subject to certain restrictions. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed to the Contractowner on the next Valuation Date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.


Market Timing

Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.


You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.


Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a Contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.


In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.

These provisions also apply during the i4LIFE (Reg. TM) Advantage Lifetime Income Period. See i4LIFE (Reg. TM) Advantage.


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the Annuitant(s) will be the owner. The owner may name a joint owner.


As Contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Non-qualified contracts may not be collaterally assigned. Assignments may have an adverse impact on any Death Benefits or benefits offered under Living Benefit Riders in this product and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.



Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant


The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us of the change, however we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the Death Benefits or benefits offered under Living Benefit Riders. See The Contracts - Death Benefit. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.

Surrenders and Withdrawals

Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.


The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of the NYSE (normally 4:00 p.m., New York time), we will process the request using the Accumulation Unit Value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Accumulation Unit Value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Surrenders and withdrawals from the fixed account may be subject to the Interest Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.


There are charges associated with surrender of a contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.

The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.


Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable Subaccounts into the variable Subaccounts on a monthly basis or in accordance with other terms we make available.

You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged (DCA'd) is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:

 o the Annuity Commencement Date;

 o the value of the amount being DCA'd is depleted; or

 o you cancel the program by written request or by telephone if we have your telephone authorization on file.


We reserve the right to restrict access to this program at any time.


A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the variable Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable surrender charges and Interest Adjustments. See Charges and Other Deductions - Surrender Charge and Fixed Side of the Contract - Interest Adjustment. Withdrawals under AWS will be noted on your quarterly statement. AWS is available for amounts allocated to the fixed account, if applicable.

The cross-reinvestment service automatically transfers the Contract Value in a designated variable Subaccount that exceeds a baseline amount to another specific variable Subaccount at specific intervals. You specify the applicable Subaccounts, the baseline amount and the interval period. As of May 1, 2010, this service is no longer available unless the Contractowner had enrolled in this service prior to this date.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each variable Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually. Rebalancing events will be noted on your quarterly statement. The fixed account is not available for portfolio rebalancing.


Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously.



Sample Portfolios

You may allocate your initial Purchase Payment among a group of Subaccounts that invest in underlying funds within a sample portfolio. Each sample portfolio consists of several Subaccounts investing in underlying funds, each of which represents a specified percentage of your Purchase Payment. If you choose to select a sample portfolio, you must allocate 100% of your initial Purchase Payment to that portfolio, and we will invest your initial Purchase Payment among the Subaccounts within the portfolio according to the percentage allocations. Any subsequent Purchase Payments will be invested according to your instructions at the time of the subsequent Purchase Payment. You may de-select the sample portfolio at any time. The sample portfolios are available only at contract issue and are not available for election with any Living Benefit Rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit).

Your portfolio will not be automatically rebalanced. In order to maintain the portfolio's specified Subaccount allocation percentages, you must enroll in and maintain the portfolio rebalancing option under your contract, thereby authorizing us to automatically rebalance your Contract Value.

Your registered representative may discuss the portfolios with you to assist you in deciding how to allocate your initial Purchase Payment amongst the various investment options available under your contract. The portfolios were designed and prepared by Lincoln Investment Advisors Corporation (in consultation with Wilshire Associates) for use by Lincoln Financial Distributors, Inc. (LFD). LFD provides these portfolios to broker dealers who may provide them to their clients. These portfolios do not constitute investment advice, and you should consult your registered representative to determine whether you should utilize a portfolio or whether it is suitable for you based upon your goals, risk tolerance and time horizon. You bear the risk that a portfolio will not reflect the return expectations or risk tolerance that was expected over time.


Asset Allocation Models


Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts and/or the fixed account. The models listed below were designed and prepared by the Company, in consultation with SSgA Funds Management, Inc., for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your broker dealer representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.

Each model invests different percentages of Contract Value in some or all of the LVIP Subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your Contract Value (and any additional Purchase Payments you make) will be allocated among certain Subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the Subaccounts. We will deduct any withdrawals you make from the Subaccounts in the asset allocation model on a pro rata basis. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.

Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.


In order to maintain the model's specified Subaccount allocation percentages, you agree to be automatically enrolled in and you thereby authorize us to automatically rebalance your Contract Value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.

The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.


The election of certain Living Benefit Riders may require that you allocate Purchase Payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts - Investment Requirements.


The models are as follows:
 o The Lincoln SSgA Conservative Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   40% in three equity Subaccounts and 60% in one fixed income Subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively.
   This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Moderate Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 60% in three equity Subaccounts and 40% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Moderately Aggressive Equity Index Model (formerly known as the Lincoln SSgA Moderately Aggressive Index Model) is composed of specified underlying Subaccounts representing a target allocation of approximately 80% in three equity Subaccounts and 20% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued after June 30, 2009.
 o The Lincoln SSgA Moderately Aggressive Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   70% in three equity Subaccounts and 30% in one fixed income Subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Aggressive Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 90% in three equity Subaccounts and 10% in one fixed income Subaccount. This model seeks long term growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Conservative Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   40% in seven equity Subaccounts and 60% in one fixed income Subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Moderate Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   60% in seven equity Subaccounts and 40% in one fixed income Subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Moderately Aggressive Equity Model (formerly known as the Lincoln SSgA Structured Moderately Aggressive Model) is composed of specified underlying Subaccounts representing a target allocation of approximately 80% in seven equity Subaccounts and 20% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued after June 30, 2009.
 o The Lincoln SSgA Structured Moderately Aggressive Model is composed of specified underlying Subaccounts representing a target allocation of approximately 70% in seven equity Subaccounts and 30% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Aggressive Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   90% in seven equity Subaccounts and 10% in one fixed income Subaccount.
   This model seeks long term
  growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
  This model is not available for contracts issued on or after November 15, 2010.

Your registered representative will have more information on the specific investments of each model.


Franklin Templeton Founding Investment Strategy: Through the Franklin Templeton Founding Investment Strategy you may allocate Purchase Payments and/or Contract Values to three underlying funds as listed below. This is not an asset allocation model. If you choose to follow this strategy you will invest 100% of your Contract Value according to the strategy. You may invest in any of the three funds without adopting the strategy. Upon selection of this program you agree to be automatically enrolled in portfolio rebalancing and authorize us to automatically rebalance your Contract Value on a quarterly basis in accordance with the strategy. Confirmation of the rebalancing will appear on your quarterly statement. You may terminate the strategy at any time and reallocate your Contract Value to other investment options. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. You should consult with your registered representative to determine if this strategy is suitable for you. If you are seeking a more aggressive strategy, this strategy may not be appropriate for you.




                                             % of Contract Value
                                            --------------------
      Franklin Income VIP Fund.............         34%
      Franklin Mutual Shares VIP Fund......         33%
      LVIP Templeton Growth RPM Fund.......         33%


Death Benefit

The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to i4LIFE (Reg. TM) Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.


 UPON DEATH OF:    AND...
Contractowner     There is a surviving joint owner
 Contractowner     There is no surviving joint owner
Contractowner     There is no surviving joint owner
                  and the Beneficiary predeceases the
                  Contractowner
 Annuitant         The Contractowner is living
Annuitant         The Contractowner is living
 Annuitant**       The Contractowner is a trust or
                  other non-natural person



 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
Contractowner     The Annuitant is living or deceased    joint owner
 Contractowner     The Annuitant is living or deceased    designated Beneficiary
Contractowner     The Annuitant is living or deceased    Contractowner's estate
 Annuitant         There is no contingent Annuitant       The youngest Contractowner
                                                         becomes the contingent Annuitant
                                                         and the contract continues. The
                                                         Contractowner may waive* this
                                                         continuation and receive the Death
                                                         Benefit proceeds.
Annuitant         The contingent Annuitant is living     contingent Annuitant becomes the
                                                         Annuitant and the contract continues
 Annuitant**       No contingent Annuitant allowed        designated Beneficiary
                  with non-natural Contractowner



* Notification from the Contractowner to select the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

** Death of Annuitant is treated like death of the Contractowner.



If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. You can choose the Death Benefit. Only one Death Benefit may be in effect at any one time and this Death Benefit terminates if you elect i4LIFE (Reg. TM) Advantage or elect any other annuitization option. Generally, the more expensive the Death Benefit the greater the protection.

You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.

You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.

Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.

If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The contract terminates when any Death Benefit is paid due to the death of the Annuitant.


Only the Contract Value as of the Valuation Date we approve the payment of the death claim is available as a Death Benefit if a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant. If your Contract Value equals zero, no Death Benefit will be paid.


Account Value Death Benefit. Contractowners who purchase their contracts on or after June 6, 2005 (or later in those states that have not approved the contract changes), may select the Account Value Death Benefit. If you elect the Account Value Death Benefit contract option, we will pay a Death Benefit equal to the Contract Value on the Valuation Date the Death Benefit is approved by us for payment. No additional Death Benefit is provided. Once you have selected this Death Benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract Value Death Benefit.)

Guarantee of Principal Death Benefit. If you do not select a Death Benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the Death Benefit will be equal to the greater of:
 o the current Contract Value as of the Valuation Date we approve the payment of the claim; or

 o the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
   Risk) and The Contracts - Lincoln Lifetime IncomeSM Advantage).

For contracts purchased prior to the time a state approved the above Guarantee of Principal Death Benefit calculation, the sum of all Purchase Payments is reduced by the sum of all withdrawals. In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.


For contracts issued on or after June 6, 2005 (or later in some states), you may discontinue the Guarantee of Principal Death Benefit by completing the Death Benefit Discontinuance form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request and the Account Value Death Benefit will apply. We will deduct the charge for the Account Value Death Benefit as of that date. See Charges and Other Deductions.

Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the EGMDB is in effect, the Death Benefit paid will be the greatest of:
 o the current Contract Value as of the Valuation Date we approve the payment of the claim; or

 o the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
   Risk) and The Contracts - Lincoln Lifetime IncomeSM Advantage); or

 o the highest Contract Value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the Contractowner, joint owner (if applicable) or Annuitant for whom the death claim is approved for payment. The highest Contract Value is increased by Purchase Payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value.


In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.


The EGMDB is not available under contracts issued to a Contractowner, or joint owner or Annuitant, who is age 80 or older at the time of issuance.

You may discontinue the EGMDB at any time by completing the Death Benefit Discontinuance form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request, and the Guarantee of Principal Death Benefit will apply, or, if your contract was purchased on or after June 6, 2005 (or later in some states), you may instead choose the Account Value Death Benefit. We will deduct the applicable charge for the new Death Benefit as of that date. See Charges and Other Deductions.


Estate Enhancement Benefit Rider (EEB Rider). The amount of Death Benefit payable under this rider is the greatest of the following amounts:
 o the current Contract Value as of the Valuation Date we approve the payment of the claim; or

 o the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
   Risk) and The Contracts - Lincoln Lifetime IncomeSM Advantage); or

 o the highest Contract Value on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner or Annuitant for whom a death claim is approved for payment. The highest Contract Value is adjusted for certain transactions. It is increased by Purchase Payments made on or after that contract anniversary on which the highest Contract Value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date in the same proportion that withdrawals reduced the Contract Value; or
 o the current Contract Value as of the Valuation Date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:
  o the contract earnings; or
  o the covered earnings limit.

Note: If there are no contract earnings, there will not be an amount provided under this item.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

The Enhancement Rate is based on the age of the oldest Contractowner, joint owner (if applicable), or Annuitant on the date when the rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB rider is not available if the oldest Contractowner, joint owner (if applicable), or Annuitant is age 76 or older at the time the rider would become effective.

Contract earnings equal:
 o the Contract Value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
 o the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); minus
 o each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

     (i) is the Contract Value immediately prior to the withdrawal; and

     (ii) is the amount of Purchase Payments made into the contract prior to the withdrawal.

The covered earnings limit equals 200% of:
 o the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); plus
 o each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the Contractowner, joint owner (if applicable) or Annuitant; minus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

     (i) is the Contract Value immediately prior to the withdrawal; and

     (ii) is the amount of Purchase Payments made into the contract prior to the withdrawal.


The EEB rider may not be available in all states. Please check with your registered representative regarding availability of this rider. The EEB rider can only be elected at the time the contract is purchased. The EEB Rider is not available if you have elected i4LIFE (Reg. TM) Advantage or Lincoln Long-Term CareSM Advantage.


The EEB rider may not be terminated unless you surrender the contract or the contract is in the Annuity Payout period.


General Death Benefit Information


Only one of these Death Benefits may be in effect at any one time. This benefit terminates if you elect i4LIFE (Reg. TM) Advantage or if you elect an annuitization option. i4LIFE (Reg. TM) Advantage provides Death Benefit options during the Access Period. Please see the i4LIFE (Reg. TM) Advantage - i4LIFE (Reg. TM) Advantage Death Benefit section of this prospectus for more information.


If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole Contractowner. Upon the death of the spouse who continues the contract, we will pay a Death Benefit to the designated Beneficiary(s).


If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. The U.S. Supreme Court recently held that same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.

Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value. If the contract is continued in this way, the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit.


If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the Annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current Contract Value (after crediting any Death Benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving Annuitant is 76 or older, the EEB Death Benefit will be reduced to the EGMDB and your total annual charge will be reduced to the EGMDB charge.

The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in Good Order. To be in Good Order, we require all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
 o If any Beneficiary dies before the Contractowner, that Beneficiary's interest will go to any other Beneficiaries named, according to their respective interests; and/or
 o If no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner's estate.

If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the Contractowner has already selected a settlement option, the Beneficiary may choose the method of payment of the Death Benefit. The Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner's date of death unless the Beneficiary begins receiving within one year of the Contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary's life expectancy.

Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the Death Benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.


Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be "escheated". This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.

To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by filing a written request with our Home Office.

SecureLine (Reg. TM). As of February 3, 2014, SecureLine (Reg. TM) is no longer offered. Prior to February 3, 2014, in the case of a death of one of the parties to the annuity contract, if the recipient of the Death Benefit had elected a lump sum settlement and the Death Benefit was over $10,000, the proceeds were placed into a SecureLine (Reg. TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service that helped the recipient manage the Death Benefit proceeds. With SecureLine (Reg. TM), an interest bearing account was established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.


Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine (Reg.
TM) account is not necessarily that credited to the fixed account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.


Investment Requirements


If you purchase a Living Benefit Rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit), you will be subject to Investment Requirements. This requirement means you will be limited in your choice of Subaccount investments and in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit Rider.

If you elect a Living Benefit Rider, Investment Requirements apply whether you purchase the rider at contract issue or add it to an existing contract. The Living Benefit Rider you purchase and the date of purchase will determine which Investment Requirements Option will apply to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchase i4LIFE (Reg. TM) without Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future.

Certain of the underlying funds that are included in the Investment Requirements, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds' overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns. These risk management strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The success of the adviser's risk management strategy depends, in part, on the adviser's ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund's benefit. There is no guarantee that the strategy can achieve or maintain the fund's optimal risk targets. The fund's performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the adviser may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the fund may not perform as expected.

These funds are included under Investment Requirements (particularly in the Investment Requirements for the Managed Risk riders) in part, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider. Our financial interest in reducing loss and the volatility of overall Contract Values, in light of our obligations to provide benefits under the riders, may be deemed to present a potential conflict of interest with respect to the interests of Contractowners. In addition, any negative impact to the underlying funds as a result of the risk management strategies may limit contract values, which in turn may limit your ability to achieve step-ups of the benefit base under a Living Benefit Rider. For more information about the funds and the investment strategies they employ, please refer to the funds' current prospectuses. Fund prospectuses are available by contacting us.


Under each option, we have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your Contract Value and Purchase Payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.


The chart below is provided to help you determine which option of Investment Requirements, if any, applies to the Living Benefit Rider you purchase. If you do not elect a Living Benefit Rider, the Investment Requirements will not apply to your contract. Different Investment Requirements may apply if you drop one rider and elect another rider.




 IF YOU ELECT...                                                    AND THE DATE OF ELECTION IS...
4LATER (Reg. TM) Advantage (Managed Risk)                          On or after July 16, 2012
 i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit               On or after May 21, 2012
(Managed Risk)
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed                   On or after April 2, 2012
Risk)
 Lincoln Long-Term CareSM Advantage                                 On or after April 11, 2011
Lincoln Lifetime IncomeSM Advantage 2.0                            On or after November 15, 2010
 Lincoln Lifetime IncomeSM Advantage                                February 19, 2008 through January 19, 2009
                                                                   On or after January 20, 2009
Lincoln SmartSecurity (Reg. TM) Advantage                          Prior to April 10, 2006
                                                                   April 10, 2006 through January 19, 2009
                                                                   On or after January 20, 2009
 4LATER (Reg. TM) Advantage                                         April 10, 2006 through January 19, 2009
                                                                   On or after January 20, 2009
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.1)    Prior to April 10, 2006
                                                                   On or after April 10, 2006
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.2)    April 10, 2006 through January 19, 2009
                                                                   On or after January 20, 2009
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.3)    October 6, 2008 through January 19, 2009
                                                                   On or after January 20, 2009
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.4)    On or after November 15, 2010



                                                                    YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                                   INVESTMENT REQUIREMENTS
4LATER (Reg. TM) Advantage (Managed Risk)                          Option 3 for Managed Risk
                                                                   riders
 i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit               Option 3 for Managed Risk
(Managed Risk)                                                     riders
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed                   Option 3 for Managed Risk
Risk)                                                              riders
 Lincoln Long-Term CareSM Advantage                                 Option 3
Lincoln Lifetime IncomeSM Advantage 2.0                            Option 3
 Lincoln Lifetime IncomeSM Advantage                                Option 2
                                                                   Option 3
Lincoln SmartSecurity (Reg. TM) Advantage                          N/A
                                                                   Option 1
                                                                   Option 3
 4LATER (Reg. TM) Advantage                                         Option 1
                                                                   Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.1)    N/A
                                                                   Option 1
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.2)    Option 1
                                                                   Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.3)    Option 2
                                                                   Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.4)    Option 3

Investment Requirements - Option 1

No more than 35% of your Contract Value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following Subaccounts ("Limited Subaccounts") (Note: not all Subaccounts are available with all contracts):

 o AllianceBernstein VPS Global Thematic Growth Portfolio

 o AllianceBernstein VPS Small/Mid Cap Value Portfolio

 o American Funds Global Growth Fund
 o American Funds Global Small Capitalization Fund
 o American Funds International Fund
 o Delaware VIP (Reg. TM) Emerging Markets Series
 o Delaware VIP (Reg. TM) High Yield Series
 o Delaware VIP (Reg. TM) REIT Series
 o Delaware VIP (Reg. TM) Small Cap Value Series
 o Delaware VIP (Reg. TM) Smid Cap Growth Series

 o Fidelity (Reg. TM) VIP Mid-Cap Portfolio
 o Franklin Income VIP Fund
 o Franklin Mutual Shares VIP Fund
 o Invesco V.I. International Growth Fund

 o Janus Aspen Enterprise Portfolio
 o Janus Aspen Global Research Portfolio
 o LVIP Baron Growth Opportunities Fund
 o LVIP BlackRock Emerging Markets RPM Fund
 o LVIP Clarion Global Real Estate Fund
 o LVIP Columbia Small-Mid Cap Growth RPM Fund
 o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund
 o LVIP Delaware Special Opportunities Fund

 o LVIP Dimensional Non-U.S. Equity RPM Fund
 o LVIP JPMorgan High Yield Fund
 o LVIP JPMorgan Mid Cap Value RPM Fund

 o LVIP Managed Risk Profile 2040 Fund
 o LVIP MFS International Growth Fund

 o LVIP Mid-Cap Value Fund
 o LVIP Mondrian International Value Fund

 o LVIP Multi-Manager Global Equity RPM Fund
 o LVIP SSgA Developed International 150 Fund

 o LVIP SSgA Emerging Markets 100 Fund
 o LVIP SSgA International Index Fund
 o LVIP SSgA Small-Cap Index Fund
 o LVIP SSgA Small-Mid Cap 200 Fund
 o LVIP T. Rowe Price Structured Mid-Cap Growth Fund
 o LVIP Templeton Growth RPM Fund
 o LVIP Vanguard International Equity ETF Fund

 o MFS (Reg. TM) VIT Growth Series

 o MFS (Reg. TM) VIT Utilities Series
 o Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio

 o Putnam VT Global Health Care Fund
 o Templeton Growth VIP Fund

All other variable Subaccounts will be referred to as "Non-Limited Subaccounts" except DWS Alternative Asset Allocation VIP Portfolio, PIMCO VIT Commodity Real Return (Reg. TM) Strategy Portfolio and ClearBridge Variable Mid Cap Core Portfolio which are not available. The Lincoln SSgA Aggressive Index Model, the Lincoln SSgA Structured Aggressive Model and the Franklin Templeton Founding Investment Strategy are also unavailable for investment.


You can select the percentages of Contract Value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total Contract Value. On each quarterly anniversary of the effective date of any of these benefits, if the Contract Value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your Contract Value so that the Contract Value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total Contract Value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.

If rebalancing is required, the Contract Value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the Contract Value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no Contract Value in the Non-Limited Subaccounts at that time, all Contract Value removed from the Limited Subaccounts will be placed in the Delaware VIP (Reg. TM) Limited-Term Diversified Income Series Subaccount. We reserve the right to designate a different investment option other than the Delaware VIP (Reg. TM) Limited-Term Diversified Income Series as the default investment option should there be no Contract Value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement.


We may move Subaccounts on or off the Limited Subaccount list, exclude Subaccounts and asset allocation models from being available for investment, change the number of Limited Subaccount groups, change the percentages of Contract Value allowed in the Limited Subaccounts or change the frequency of the Contract Value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1.drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2.submit your own reallocation instructions for the Contract Value in excess of 35% in the Limited Subaccounts; or

3.take no action and be subject to the quarterly rebalancing as described above.


Investment Requirements - Option 2

You can select the percentages of Contract Value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts in a group must comply with the specified minimum or maximum percentages for that group.


In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not contain any Subaccounts that meet the Investment Requirements, then that portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP (Reg. TM) Limited-Term Diversified Income Series as the default investment option (or any other Subaccount that we may designate for that purpose). These investments will become your allocation instructions until you tell us otherwise.


We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements;

2. submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. if you take no action, such changes will apply only to additional Purchase Payments or to future transfers of contract value. You will not be required to change allocations to existing Subaccounts, but you will not be allowed to add money, by either an additional Purchase Payment or a contract transfer, in excess of the new percentage applicable to a Subaccount or Subaccount group. This does not apply to Subaccounts added to Investment Requirements on or after June 30, 2009.

4. for Subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.

At this time, the Subaccount groups are as follows:



 Group 1                                                   Group 2
Investments must be at least 25% of Contract              Investments cannot exceed 75% of Contract
Value or Account Value (if i4LIFE (Reg. TM) Advantage     Value or Account Value (if i4LIFE (Reg. TM) Advantage
with Guaranteed Income Benefit is in effect)              with Guaranteed Income Benefit is in effect)
--------------------------------------------------------- -------------------------------------------------------
 Delaware VIP (Reg. TM) Diversified Income Series          All other Subaccounts except those in Group 3
 Delaware VIP (Reg. TM) High Yield Series                 and as discussed below.
 Delaware VIP (Reg. TM) Limited-Term Diversified Income
  Series
 LVIP BlackRock Inflation Protected Bond Fund
 LVIP Delaware Bond Fund
 LVIP Delaware Diversified Floating Rate Fund
 LVIP Dimensional/Vanguard Total Bond Fund
 LVIP Global Income Fund
 LVIP PIMCO Low Duration Bond Fund
 LVIP SSgA Bond Index Fund
 Templeton Global Bond VIP Fund



 Group 1                                                   Group 3
Investments must be at least 25% of Contract              Investments cannot exceed 10% of Contract
Value or Account Value (if i4LIFE (Reg. TM) Advantage     Value or Account Value (if i4LIFE (Reg. TM) Advantage
with Guaranteed Income Benefit is in effect)              with Guaranteed Income Benefit is in effect)
--------------------------------------------------------- ------------------------------------------------------
 Delaware VIP (Reg. TM) Diversified Income Series          Delaware VIP (Reg. TM) REIT Series
 Delaware VIP (Reg. TM) High Yield Series                 DWS Alternative Asset Allocation VIP Portfolio
 Delaware VIP (Reg. TM) Limited-Term Diversified Income   LVIP BlackRock Emerging Markets RPM Fund
  Series                                                  LVIP SSgA Emerging Markets 100 Fund
 LVIP BlackRock Inflation Protected Bond Fund
 LVIP Delaware Bond Fund
 LVIP Delaware Diversified Floating Rate Fund
 LVIP Dimensional/Vanguard Total Bond Fund
 LVIP Global Income Fund
 LVIP PIMCO Low Duration Bond Fund
 LVIP SSgA Bond Index Fund
 Templeton Global Bond VIP Fund



The PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio and the ClearBridge Variable Mid Cap Core Portfolio are not available. The fixed account is only available for dollar cost averaging.

To satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the Subaccounts on the following list, as applicable to your contract. If you allocate less than 100% of Contract Value to or among these Subaccounts, then these Subaccounts will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. In addition, you can allocate 100% of your Contract Value to the Franklin Templeton Founding Investment Strategy (Franklin Income VIP Fund 34%, LVIP Templeton Growth RPM Fund 33% and Franklin Mutual Shares VIP Fund 33%).

o BlackRock Global Allocation V.I. Fund

o Delaware VIP (Reg. TM) Diversified Income Series
o Delaware VIP (Reg. TM) High Yield Series
o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series

o Franklin Income VIP Fund
o LVIP BlackRock Global Allocation V.I. RPM Fund

o LVIP BlackRock Inflation Protected Bond Fund
o LVIP Delaware Bond Fund
o LVIP Delaware Diversified Floating Rate Fund
o LVIP Dimensional/Vanguard Total Bond Fund
o LVIP Global Income Fund

o LVIP Managed Risk Profile 2010 Fund
o LVIP Managed Risk Profile 2020 Fund
o LVIP Managed Risk Profile 2030 Fund
o LVIP Managed Risk Profile 2040 Fund

o LVIP Managed Risk Profile Conservative Fund
o LVIP Managed Risk Profile Growth Fund
o LVIP Managed Risk Profile Moderate Fund
o LVIP PIMCO Low Duration Bond Fund

o LVIP SSgA Bond Index Fund
o LVIP SSgA Global Tactical Allocation RPM Fund
o LVIP SSgA Conservative Index Allocation Fund
o LVIP SSgA Conservative Structured Allocation Fund
o LVIP SSgA Moderate Index Allocation Fund
o LVIP SSgA Moderate Structured Allocation Fund
o LVIP SSgA Moderately Aggressive Index Allocation Fund

o LVIP SSgA Moderately Aggressive Structured Allocation Fund
o Templeton Global Bond VIP Fund

To satisfy these Investment Requirements, Contract Value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the Contract Value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Structured Moderately Aggressive Equity Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Moderately Aggressive Index Model and Lincoln SSgA Moderately Aggressive Equity Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Managed Risk Profile Moderate Fund, the LVIP Managed Risk Profile Conservative Fund, the LVIP SSgA Conservative Structured Allocation Fund, the LVIP SSgA Conservative Index Allocation Fund (each a fund of funds) or the Franklin Income VIP Fund or to one of the following models: Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Structured Conservative Model, and Lincoln SSgA Structured Moderate Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.



Investment Requirements - Option 3


If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER (Reg.
TM) Advantage (Managed Risk), you must allocate your Contract Value in accordance with the Investment Requirements for Managed Risk Riders section below.

If you elect any other Living Benefit Rider, you must allocate your Contract Value in accordance with the Investment Requirements for other Living Benefit Riders section below. For all Living Benefit Riders, you can select the percentages of Contract Value (or Account Value if i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.


You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.


In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not contain any Subaccounts that meet the Investment Requirements then that portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP (Reg. TM) Limited-Term Diversified Income Series as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements; or

2. submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.


Option 3 - Investment Requirements for Managed Risk Riders (formerly Protected Funds Riders). If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk), i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk), you must currently allocate your Contract Value among one or more of the following Subaccounts only.




 Group 1                                                   Group 2
Investments must be at least 30% of Contract              Investments cannot exceed 70% of Contract
Value or Account Value (if i4LIFE (Reg. TM) Advantage     Value or Account Value (if i4LIFE (Reg. TM) Advantage
Guaranteed Income Benefit (Managed Risk) is               Guaranteed Income Benefit (Managed Risk) is
in effect)                                                in effect)
--------------------------------------------------------- -------------------------------------------------------
 Delaware VIP (Reg. TM) Diversified Income Series          LVIP American Century VP Mid Cap Value RPM
 Delaware VIP (Reg. TM) Limited-Term Diversified Income   Fund
  Series                                                  LVIP BlackRock Equity Dividend RPM Fund
 LVIP BlackRock Inflation Protected Bond Fund             LVIP BlackRock Global Allocation V.I. RPM Fund
 LVIP Delaware Bond Fund                                  LVIP ClearBridge Variable Appreciation RPM
 LVIP Delaware Diversified Floating Rate Fund             Fund
 LVIP Dimensional/Vanguard Total Bond Fund                LVIP Columbia Small-Mid Cap Growth RPM Fund
 LVIP Global Income Fund                                  LVIP Dimensional Non-U.S. Equity RPM Fund
 LVIP PIMCO Low Duration Bond Fund                        LVIP Dimensional U.S. Equity RPM Fund
 LVIP SSgA Bond Index Fund                                LVIP Franklin Mutual Shares VIP RPM Fund
                                                          LVIP Invesco Diversified Equity-Income RPM
                                                          Fund
                                                          LVIP Invesco V.I. Comstock RPM Fund
                                                          LVIP JPMorgan Mid Cap Value RPM Fund
                                                          LVIP MFS International Growth RPM Fund
                                                          LVIP Managed Risk Profile Conservative Fund
                                                          LVIP Managed Risk Profile Growth Fund
                                                          LVIP Managed Risk Profile Moderate Fund
                                                          LVIP Multi-Manager Global Equity RPM Fund
                                                          LVIP SSgA Global Tactical Allocation RPM Fund
                                                          LVIP SSgA International RPM Fund
                                                          LVIP SSgA Large Cap RPM Fund
                                                          LVIP SSgA Small-Cap RPM Fund
                                                          LVIP Templeton Growth RPM Fund
                                                          LVIP UBS Large Cap Growth RPM Fund
                                                          LVIP VIP Contrafund (Reg. TM) RPM Portfolio
                                                          LVIP VIP Mid Cap RPM Portfolio



 Group 1                                                   Group 3
Investments must be at least 30% of Contract              Investments cannot exceed 10% of Contract
Value or Account Value (if i4LIFE (Reg. TM) Advantage     Value or Account Value (if i4LIFE (Reg. TM) Advantage
Guaranteed Income Benefit (Managed Risk) is               Guaranteed Income Benefit (Managed Risk is in
in effect)                                                effect)
--------------------------------------------------------- ------------------------------------------------------
 Delaware VIP (Reg. TM) Diversified Income Series          LVIP BlackRock Emerging Markets RPM Fund
 Delaware VIP (Reg. TM) Limited-Term Diversified Income
  Series
 LVIP BlackRock Inflation Protected Bond Fund
 LVIP Delaware Bond Fund
 LVIP Delaware Diversified Floating Rate Fund
 LVIP Dimensional/Vanguard Total Bond Fund
 LVIP Global Income Fund
 LVIP PIMCO Low Duration Bond Fund
 LVIP SSgA Bond Index Fund



The fixed account is only available for dollar cost averaging.


As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE (Reg. TM) Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.

o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series
o Delaware VIP (Reg. TM) Diversified Income Series

o LVIP BlackRock Global Allocation V.I. RPM Fund
o LVIP BlackRock Inflation Protected Bond Fund

o LVIP Delaware Bond Fund
o LVIP Delaware Diversified Floating Rate Fund
o LVIP Dimensional/Vanguard Total Bond Fund
o LVIP Global Income Fund
o LVIP Managed Risk Profile Conservative Fund

o LVIP Managed Risk Profile Growth Fund
o LVIP Managed Risk Profile Moderate Fund
o LVIP PIMCO Low Duration Bond Fund
o LVIP SSgA Bond Index Fund

o LVIP SSgA Global Tactical Allocation RPM Fund



Option 3 - Investment Requirements for other Living Benefit Riders. If you elected a Living Benefit Rider other than Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk), i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk), you must currently allocate your Contract Value among one or more of the following Subaccounts only:




 Group 1                                                   Group 2
Investments must be at least 30% of Contract              Investments cannot exceed 70% of Contract
Value or Account Value (if i4LIFE (Reg. TM) Advantage     Value or Account Value (if i4LIFE (Reg. TM) Advantage
with Guaranteed Income Benefit is in effect)              with Guaranteed Income Benefit is in effect)
--------------------------------------------------------- -------------------------------------------------------
 Delaware VIP (Reg. TM) Diversified Income Series          All other Subaccounts except those in Group 3
 Delaware VIP (Reg. TM) Limited-Term Diversified Income   and as described below.
  Series
 LVIP BlackRock Inflation Protected Bond Fund
 LVIP Delaware Bond Fund
 LVIP Delaware Diversified Floating Rate Fund
 LVIP Dimensional/Vanguard Total Bond Fund
 LVIP Global Income Fund
 LVIP PIMCO Low Duration Bond Fund
 LVIP SSgA Bond Index Fund
 Templeton Global Bond VIP Fund*



 Group 1                                                   Group 3
Investments must be at least 30% of Contract              Investments cannot exceed 10% of Contract
Value or Account Value (if i4LIFE (Reg. TM) Advantage     Value or Account Value (if i4LIFE (Reg. TM) Advantage
with Guaranteed Income Benefit is in effect)              with Guaranteed Income Benefit is in effect)
--------------------------------------------------------- ------------------------------------------------------
 Delaware VIP (Reg. TM) Diversified Income Series          AllianceBernstein VPS Global Thematic Growth
 Delaware VIP (Reg. TM) Limited-Term Diversified Income   Portfolio
  Series                                                  Delaware VIP (Reg. TM) Emerging Markets Series
 LVIP BlackRock Inflation Protected Bond Fund             Delaware VIP (Reg. TM) REIT Series
 LVIP Delaware Bond Fund                                  DWS Alternative Asset Allocation VIP Portfolio
 LVIP Delaware Diversified Floating Rate Fund             LVIP BlackRock Emerging Markets RPM Fund
 LVIP Dimensional/Vanguard Total Bond Fund                LVIP Clarion Global Real Estate Fund
 LVIP Global Income Fund                                  LVIP SSgA Emerging Markets 100 Fund
 LVIP PIMCO Low Duration Bond Fund                        MFS (Reg. TM) VIT Utilities Series
 LVIP SSgA Bond Index Fund
 Templeton Global Bond VIP Fund*



*The Templeton Global Bond VIP Fund is not available with riders purchased on or after June 30, 2009.


The PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio, Franklin Templeton Founding Investment Strategy, and ClearBridge Variable Mid Cap Core Portfolio are not available. The fixed account is only available for dollar cost averaging.

As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE (Reg. TM) Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.

o BlackRock Global Allocation V.I. Fund
o Delaware VIP (Reg. TM) Diversified Income Series
o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series
o LVIP BlackRock Global Allocation V.I. RPM Fund
o LVIP BlackRock Inflation Protected Bond Fund
o LVIP Delaware Bond Fund
o LVIP Delaware Diversified Floating Rate Fund
o LVIP Dimensional/Vanguard Total Bond Fund
o LVIP Global Income Fund
o LVIP Managed Risk Profile 2010 Fund
o LVIP Managed Risk Profile 2020 Fund
o LVIP Managed Risk Profile Conservative Fund
o LVIP Managed Risk Profile Growth Fund

o LVIP Managed Risk Profile Moderate Fund
o LVIP PIMCO Low Duration Bond Fund
o LVIP SSgA Bond Index Fund

o LVIP SSgA Global Tactical Allocation RPM Fund
o LVIP SSgA Conservative Index Allocation Fund
o LVIP SSgA Conservative Structured Allocation Fund
o LVIP SSgA Moderate Index Allocation Fund
o LVIP SSgA Moderate Structured Allocation Fund
o LVIP SSgA Moderately Aggressive Index Allocation Fund
o LVIP SSgA Moderately Aggressive Structured Allocation Fund

o Templeton Global Bond VIP Fund*

*The Templeton Global Bond VIP Fund is not available with riders purchased on or after June 30, 2009.


To satisfy these Investment Requirements, Contract Value may be allocated in accordance with certain asset allocation models (depending on when you purchased your contract) made available to you by your broker dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above. These models are not available for contracts issued on or after November 15, 2010.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Managed Risk Profile Conservative Fund, the LVIP SSgA Conservative Structured Allocation Fund or the LVIP SSgA Conservative Index Allocation Fund (each a fund of funds), or, if your contract was purchased prior to November 15, 2010, to one of the following models: Lincoln SSgA Conservative Index Model and the Lincoln SSgA Structured Conservative Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.



Living Benefit Riders


The optional Living Benefit Riders offered under this variable annuity contract are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, and Lincoln SmartSecurity (Reg. TM) Advantage), a minimum Annuity Payout (i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage (Managed Risk) and 4LATER (Reg. TM) Advantage) or a qualified long-term care benefit rider (Lincoln Long-Term CareSM Advantage). Living Benefit Riders which are no longer available for purchase include:
Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER (Reg. TM) Advantage. Certain versions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit may also be unavailable unless guaranteed under a prior rider you purchased. You may not elect more than one Living Benefit Rider at any one time. Upon election of a Living Benefit Rider, you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit).

Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Terms and conditions may change after the contract is purchased.

The benefits and features of the optional Living Benefit Riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.

The Living Benefit Riders provide different methods to take income from your Contract Value or receive lifetime payments and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. Before you elect a rider, or terminate your existing rider to elect a new rider, you should carefully review the terms and conditions of each rider. If you elect a rider at contract issue, then the rider will be effective on the contract's effective date.


Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a Living Benefit Rider available for purchase in your contract that provides:

 o Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base (a value equal to either your initial Purchase Payment or Contract Value, if elected after the contract's effective date);
 o A 5% Enhancement to the Income Base (less Purchase Payments received in that year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in that year and the rider is within the Enhancement Period;
 o Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base after the 5% Enhancement;

 o Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).

Prior to May 12, 2014, this rider was called Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. A prior version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, provided lower Guaranteed Annual Income percentages with less restrictive Investment Requirements. All terms that apply to Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) apply to Lincoln Lifetime IncomeSM Advantage 2.0 except as noted. Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase.

Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement.

In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), the Purchase Payment or Contract Value (if purchased after the contract is issued) must be at least $25,000. This rider provides guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner (joint life option) regardless of the investment performance of the contract, provided certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial Purchase Payment (or Contract Value if elected after contract issue), increased by subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described later in this prospectus).

This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life option, you may receive Guaranteed Annual Income payments for your lifetime. If you purchase the joint life option, Guaranteed Annual Income amounts for the lifetimes of you and your spouse will be available.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement. The cost of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may be higher than other Living Benefit Riders that you may purchase in your contract. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders.

Availability. If you are interested in this rider, you must elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase. For contracts issued on or after August 26, 2013, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is only available for election at the time the contract is purchased.

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be at least age 50 and age 85 or younger at the time this rider is elected. You cannot elect the rider and any other Living Benefit Rider offered in your contract at the same time. You may not elect the rider if you have also elected i4LIFE (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage (Managed Risk), which are Annuity Payout options. There is no guarantee that Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) available to new purchasers.

If you purchased Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, you are not eligible to purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) as there would be no additional benefit to you.

If you purchased your contract prior to August 26, 2013, and you own a Living Benefit Rider (other than Lincoln Lifetime IncomeSM Advantage 2.0) and you wish to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you must first terminate your existing Living Benefit Rider. You must wait at least 12 months after this termination, and also comply with your existing Living Benefit Rider's termination rules, before you will be able to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). For further information on termination rules, see the "Termination" section associated with your Living Benefit Rider. In all cases, by terminating your existing Living Benefit Rider, you will no longer be entitled to any of the benefits that have accrued under that rider.

If you purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you will be limited in your ability to invest within the Subaccounts offered within your contract. You will be required to adhere to Investment Requirements - Option 3 for Managed Risk Riders. If you purchased Lincoln Lifetime IncomeSM Advantage 2.0 you are required to adhere to Investment Requirements - Option 3 for other Living Benefit Riders.

In addition, the fixed account is not available except for use with dollar cost averaging. See Investment Requirements for more information.

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (available only for contracts issued prior to August 26, 2013), the rider will be effective on the next Valuation Date following approval by us.


Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Income Base will equal the Contract Value on the effective date of the rider. The maximum Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.

Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the rider charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.


Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.


Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the percentage charge may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional Purchase Payments occur. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.


5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in that year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86, if there were no withdrawals in that year and the rider is within the Enhancement Period. The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.


If you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the rider charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) must still be living and be under age 86.


Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value including a Guaranteed Annual Income payment. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.


The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):

Initial Purchase Payment = $100,000; Income Base = $100,000

Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000

Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase
Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

The 5% Enhancement will be in effect for 10 years (the Enhancement Period) from the effective date of the rider. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amount section below.


If during the first 10 Benefit Years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the 10th Benefit Year anniversary the annual rider percentage charge may increase to the current charge each year if the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.


If your percentage charge for this rider is increased due to a 5% Enhancement that occurs after the 10th Benefit Year anniversary, you may opt-out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement. You may not opt-out of the 5% Enhancement if the current charge for the rider increases due to additional Purchase Payment made during that Benefit Year that exceeds the $100,000 Purchase Payment restriction after the first Benefit Year. See Income Base section for more details.

Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:

   a.the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are still living and under age 86; and

   b.the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).


Each time the Income Base is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.


Each time the Automatic Annual Step-up occurs a new Enhancement Period starts. The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.


If your percentage charge for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. As stated above, if you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the rider charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. See the earlier Income Base section. You may not opt-out of the Automatic Annual Step-up if an additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.


Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments):



                                                                                        Potential
                                            Contract   Income Base with                 for Charge
                                              Value     5% Enhancement    Income Base   to Change
                                           ---------- ------------------ ------------- -----------
      Initial Purchase Payment $50,000 .    $50,000          N/A            $50,000        N/A
      1st Benefit Year anniversary........  $54,000         $52,500         $54,000        Yes
      2nd Benefit Year anniversary........  $53,900         $56,700         $56,700        No
      3rd Benefit Year anniversary........  $56,000         $59,535         $59,535        No
      4th Benefit Year anniversary........  $64,000         $62,512         $64,000        Yes


On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.

Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as your Guaranteed Annual Income amount is greater than zero. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turns age 55.



The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse's age (joint life option) at the time of the withdrawal. For example, if you purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) on or after May 20, 2013, at age 60 (single life option), your Guaranteed Annual Income percentage is 4% (see the table below). If you waited until you were age 70 (single life option) to make your first withdrawal your Guaranteed Annual Income percentage would be 5%. During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any Purchase Payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.


Guaranteed Annual Income Percentages by Ages for rider elections on or after
                                 May 20, 2013:



             Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)



                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.50%                 55 - under 591/2                 3.50%
     591/2 - 64                   4.00%                    591/2 - 64                    4.00%
         65+                      5.00%                     65 - 74                      4.50%
                                                              75+                        5.00%

                    Lincoln Lifetime IncomeSM Advantage 2.0


                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.00%                 55 - under 591/2                 3.00%
     591/2 - 64                   3.50%                    591/2 - 64                    3.50%
       65 - 69                    4.50%                     65 - 69                      4.00%
         70+                      5.00%                       70+                        4.50%


Note that Guaranteed Annual Income percentages for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.


If your Contract Value is reduced to zero because of market performance or rider charges, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse's life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.


Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the Contract Value. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount.

The following example shows the calculation of the Guaranteed Annual Income amount for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the Contract Value. The Contractowner is age 60 (4% Guaranteed Annual Income percentage for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)) elected on or after May 20, 2013, on the rider's effective date, and makes an initial Purchase Payment of $200,000 into the contract:




    Contract Value on the rider's effective date....................    $200,000
    Income Base on the rider's effective date.......................    $200,000
    Initial Guaranteed Annual Income amount on the rider's effective
    date ($200,000 x 4%) .                                              $  8,000
    Contract Value six months after rider's effective date..........    $210,000
    Income Base six months after rider's effective date.............    $200,000
    Withdrawal six months after rider's effective date when
    Contractowner is still age 60...................................    $  8,000
    Contract Value after withdrawal ($210,000 - $8,000) .               $202,000
    Income Base after withdrawal ($200,000 - $0) .                      $200,000
    Contract Value on first Benefit Year anniversary................    $205,000
    Income Base on first Benefit Year anniversary...................    $205,000
    Guaranteed Annual Income amount on first Benefit Year
    anniversary ($205,000 x 4%) .                                       $  8,200


Since there was a withdrawal during the first year, the 5% Enhancement is not available, but the Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $205,000. On the first anniversary of the rider's effective date, the Guaranteed Annual Income amount is $8,200 (4% x $205,000).

Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner is age 60 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional Purchase Payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.

After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described below).

5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.

Nursing Home Enhancement. (The Nursing Home Enhancement is not available in certain states. Please check with your registered representative.) The Guaranteed Annual Income amount will be increased to 10%, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 70 or older or the youngest of the Contractowner and spouse is age 70 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. For Lincoln Lifetime IncomeSM Advantage 2.0 elections prior to May 20, 2013, the Nursing Home Enhancement is available when the Contractowner/
Annuitant is age 65 or older or the youngest of the Contractowner and spouse is age 65 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider, the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. For the joint life option if both spouses qualify, the Nursing Home Enhancement is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Guaranteed Annual Income rate is only available for one measuring life before an election is made.

If a withdrawal has been taken since the rider's effective date, the Nursing Home Enhancement will be available on the next Benefit Year anniversary after the Contractowner/Annuitant is age 70 or the youngest of the Contractowner and spouse is age 70 (joint life option) (age 65 for Lincoln Lifetime IncomeSM Advantage 2.0 elections prior to May 20, 2013). You may request the Nursing Home Enhancement by filling out a request form provided by us. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Guaranteed Annual Income amount will be reduced to the amount you would otherwise be eligible to receive starting after the next Benefit Year anniversary. Any withdrawals made prior to the entrance into a nursing home and during the Benefit Year that the Nursing Home Enhancement commences, will reduce the amount available that year for the Nursing Home Enhancement. Purchase Payments may not be made into the contract after a request for the Nursing Home Enhancement is approved by us and any Purchase Payments made either in the 12 months prior to entering the nursing home or while you are residing in a nursing home will not be included in the calculation of the Nursing Home Enhancement.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. The admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States. The remaining references to the Guaranteed Annual Income amount also include the Nursing Home Enhancement amount.


Contractowners in South Dakota who elect any version of Lincoln Lifetime IncomeSM Advantage 2.0 on or after January 1, 2013, have the option to increase the Guaranteed Annual Income amount upon the diagnosis of a terminal illness, subject to certain conditions. The Guaranteed Annual Income amount will be increased to 10% during a Benefit Year when the Contractowner/Annuitant is age 70 or older or the younger of the Contractowner and spouse is age 70 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. For Lincoln Lifetime IncomeSM Advantage 2.0 elections from January 1, 2013 to May 20, 2013, the terminal illness provision is available when the Contractowner/Annuitant is age 65 or older or the youngest of the Contractowner and spouse is age 65 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. This provision applies if the diagnosis of terminal illness occurs 60 months or more after the effective date of the rider and the diagnosis was not made in the year prior to the effective date of the rider. For the joint life option if both spouses qualify, this provision for terminal illness is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Guaranteed Annual Income rate is only available for one measuring life before an election is made.

Once either the Nursing Home Enhancement or the terminal illness enhancement is elected for one spouse, neither enhancement will be available for the other spouse. If a withdrawal has been taken since the rider's effective date, the terminal illness enhancement will be available on the next Benefit Year anniversary after the Contractowner/Annuitant is age 70 or the younger of the Contractowner and spouse is age 70 (joint life option) (age 65 when electing any version of Lincoln Lifetime IncomeSM Advantage 2.0 from January 1, 2013 to May 20, 2013). You may request the terminal illness enhancement by filling out a request form provided by us. Any withdrawals made prior to the diagnosis of a terminal illness and during the Benefit Year that the terminal illness enhancement commences will reduce the amount available that year for the terminal illness enhancement. Purchase Payments may not be made into the contract after a request for the terminal illness enhancement is approved by us and any Purchase Payments made either in the 12 months prior to the terminal illness diagnosis or during the duration of the terminal illness will not be included in the calculation of the terminal illness enhancement. Any requirements to qualify for the terminal illness enhancement are set forth in the Terminal Illness Claim Form. The remaining references to the Guaranteed Annual Income amount also include the terminal illness enhancement amount for Contractowners in South Dakota only.


Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person).

When an Excess Withdrawal occurs:

   1.The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and

   2.The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the pro rata reduction for the Excess Withdrawal).

We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided on the front page of this prospectus if you have questions about Excess Withdrawals.


The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the Contract Value under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). The Contractowner who is age 60 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.


Prior to Excess Withdrawal:
Contract Value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000)

After a $12,000 Withdrawal ($3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced:

Contract Value = $56,600 ($60,000 - $3,400)
Income Base = $85,000

The Contract Value is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion that the Excess Withdrawal reduced the $56,600 Contract Value ($8,600 - $56,600)

Contract Value = $48,000 ($56,600 - $8,600)
Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 -
$12,915.19 = $72,084.81)
Guaranteed Annual Income amount = $2,883.39 (4% of $72,084.81 Income Base)

On the following Benefit Year anniversary:

Contract Value = $43,000
Income Base = $72,084.81
Guaranteed Annual Income amount = $2,883.39 (4% x $72,084.81)

In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. Excess Withdrawals will be subject to surrender charges unless one of the waivers of surrender charge provisions set forth in this prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $3,400 Guaranteed Annual Income amount is not subject to surrender charges; the $8,600 Excess Withdrawal may be subject to surrender charges according to the surrender charge schedule in this prospectus. See Charges and Other Deductions - Surrender Charge.

Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1.Lincoln's automatic withdrawal service is used to calculate and pay the RMD;

     2.The RMD calculation must be based only on the value in this contract;
   and

     3.No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.

Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the effective date of the Guaranteed Annual Income Amount Annuity Payout Option must be one of the following Death Benefits: the Guarantee of Principal Death Benefit, the EGMDB or the EEB rider. If the Account Value Death Benefit option is in effect, the Beneficiary will not be eligible to receive the final payment(s).


The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE (Reg. TM) Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.

The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.


Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.

Upon the first death under the joint life option, withdrawals up to the Guaranteed Annual Income amount continue to be available for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).

As an alternative, after the first death, the surviving spouse, if under age 86, may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.

Termination. After the fifth anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will automatically terminate:

 o on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable);
 o upon the death under the single life option or the death of the surviving spouse under the joint life option;
 o when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
 o upon surrender of the contract; or
 o upon termination of the underlying annuity contract.


The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can re-elect any Living Benefit Rider or any other living benefits we may offer in the future. The Lincoln Long-Term CareSM Advantage rider cannot be elected after the contract is purchased.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). i4LIFE (Reg. TM) Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE (Reg. TM) Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) in effect on your contract at the same time.

Prior to the Annuity Commencement Date, Contractowners with any active version of Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop their rider and elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit. This election is possible even if i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is no longer available for purchase. (Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk).) Contractowners are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). If the decision to drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is made, the Contractowner can use the greater of the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up (or inception date) or the Account Value immediately prior to electing i4LIFE (Reg. TM) Advantage to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit

(Managed Risk). This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with the applicable version of Guaranteed Income Benefit until age 99 for nonqualified contracts and age 85 for qualified contracts.

If you choose to drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and have the single life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) single life option. If you drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and have the joint life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) joint life option. The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg. TM) Advantage. These requirements are specifically listed in the Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.

For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.

When deciding whether to drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) you should consider that depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). You should consider electing i4LIFE (Reg. TM) Advantage when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE (Reg. TM) Advantage rider are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk). Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all Purchase Payment amounts on a dollar for dollar basis for purposes of calculating the Death Benefit under the Guarantee of Principal Death Benefit. The same also applies to the EGMDB or the EEB rider if the Death Benefit is based on the sum of all Purchase Payments, decreased by withdrawals. See The Contracts - Death Benefits. Any Excess Withdrawals will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract while this rider is in effect.

The following example demonstrates how a withdrawal will reduce the Death Benefit if both the EGMDB and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:


Contract Value before withdrawal $80,000

Guaranteed Annual Income amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a) Contract Value $80,000

     b) Sum of Purchase Payments $100,000

     c) Highest anniversary Contract Value $150,000

Withdrawal of $9,000 will impact the Death Benefit calculation as follows:

     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount)

   ($95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067]
   Proportional reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875].
   The entire $9,000 withdrawal reduced the Death Benefit option proportionally. Total reduction = $16,875.

Item c) provides the largest Death Benefit of $133,125.


Lincoln Lifetime IncomeSM Advantage


The Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage Plus riders are no longer available for purchase.


The Lincoln Lifetime IncomeSM Advantage rider provides minimum, guaranteed, periodic withdrawals for your life as Contractowner/

Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner or primary Beneficiary (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) increased by subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount (if applicable to your contract) and decreased by withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason.


This rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the single life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchase the joint life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse will be available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 591/2 (for the single life option) or age 65 (for the joint life option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% Step-up (if applicable to your contract) and Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.


An additional option, available for purchase with your Lincoln Lifetime IncomeSM Advantage provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your Contract Value of an amount equal to the excess of your initial Guaranteed Amount (and Purchase Payments made within 90 days of rider election) over your Contract Value. This option is called Lincoln Lifetime IncomeSM Advantage Plus and is discussed in detail below. You may consider purchasing this option if you want to guarantee at least a return of your initial Purchase Payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must be purchased with Lincoln Lifetime IncomeSM Advantage.

By purchasing the Lincoln Lifetime IncomeSM Advantage rider, you will be limited in how you can invest in the Subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements - Option 3 if you purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts - Investment Requirements - Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus (see i4LIFE (Reg. TM) Advantage option). Not all riders will be available at all times.


We have designed the rider to protect you from outliving your Contract Value. If the rider terminates or you (and your spouse, if applicable) die before your Contract Value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your Contract Value will be reduced to zero before your (or your spouse's) death.


If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next Valuation Date following approval by us. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit Rider.


Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Guaranteed Amount will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Guaranteed Amount will equal the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if joint life option) are the covered life.


Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000 the charge for Lincoln Lifetime IncomeSM Advantage will change to the then current charge in effect on the next Benefit Year anniversary. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional Purchase Payments on the Lincoln Lifetime IncomeSM Advantage charge:


    Initial Purchase Payment...................    $100,000
    Additional Purchase Payment in Year 2......    $ 95,000   No change to charge
    Additional Purchase Payment in Year 3......    $ 50,000   Charge will be the then current charge
    Additional Purchase Payment in Year 4......    $ 25,000   Charge will be the then current charge

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up (if applicable to your contract) are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative Purchase Payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.


5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus Purchase Payments received in that year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under 86 and the rider is within the 10 year period described below. Additional Purchase Payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that Purchase Payment. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.


Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount :

Initial Purchase Payment = $100,000; Guaranteed Amount = $100,000

Additional Purchase Payment on day 30 = $15,000; Guaranteed Amount = $115,000

Additional Purchase Payment on day 95 = $10,000; Guaranteed Amount = $125,000

On the first Benefit Year anniversary, the Guaranteed Amount is $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the Contractowner/Annuitant or upon the death of the survivor of the Contractowner or spouse (if joint life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Automatic Annual Step-up.

Any withdrawal from the Contract Value limits the 5% Enhancement as follows:

   a.The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period as long as the Contractowner/Annuitant (single life option) is 591/2 or older or the Contractowner and spouse (joint life option) are age 65 or older.

   b.If the Contractowner/Annuitant (single life option) is under age 591/2 or the Contractowner or spouse (joint life option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-Up to the Contract Value (as described below) occurs.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.

If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Guaranteed Amount. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary if:

   a.the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are both still living and under age 86; and

   b.the Contract Value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional Purchase Payments would cause your charge to increase. See the earlier Guaranteed Amount section.


Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments and issue age above 591/2 (single life) or 65 (joint life)):



                                                                    Potential for   Length of 5%
                                            Contract   Guaranteed     Charge to     Enhancement
                                              Value      Amount         Change         Period
                                           ---------- ------------ --------------- -------------
      Initial Purchase Payment $50,000 .    $50,000      $50,000         No              10
      1st Benefit Year anniversary........  $54,000      $54,000        Yes              10
      2nd Benefit Year anniversary........  $53,900      $56,700         No               9
      3rd Benefit Year anniversary........  $57,000      $59,535         No               8
      4th Benefit Year anniversary........  $64,000      $64,000        Yes              10

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535) and a new 10-year Enhancement period began.

An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Step-up to 200% of the initial Guaranteed Amount. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% Step-up will not be available. For Contractowners who purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009 but before October 5, 2009, on the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the

Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) This Step-up will not occur if:

     1)any withdrawal was made prior to age 591/2 (single life) or age 65 (joint life);

     2)an Excess Withdrawal (defined below) has occurred; or

   3)cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

   For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,000 Maximum Annual Withdrawal was made at age 67, the Step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).

If you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% Step-up of the Guaranteed Amount until the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.

This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge.

The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:

Initial Purchase Payment at age 55 = $200,000; Guaranteed Amount = $200,000; Maximum Annual Withdrawal amount = $10,000.

After 10 years, at age 65, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the Contract Value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals times 200%), the Guaranteed Amount is increased to $360,000.

The 200% Step-up (if applicable to your contract) cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as you are at least age 591/2 (single life option) or you and your spouse are both at least age 65 (joint life option) and your Maximum Annual Withdrawal amount is greater than zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable under joint life option) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value.

The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 591/2 or older or the Contractowner and spouse (joint life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider (36 months or more for Contractowners who purchased this rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.

The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.

The Maximum Annual Withdrawal amount is increased by 5% of any additional Purchase Payments . For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made , the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up (if applicable to your contract) will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a.the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b.5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if joint life option) can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals after age 591/2 (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 591/2 (single life) or age 65 (joint life) are within the Maximum Annual Withdrawal amount, then:

     1.the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2.the Maximum Annual Withdrawal amount will remain the same.

The impact of withdrawals prior to age 591/2 or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional Purchase Payments and the Contractowner (single life) is older than 591/2 and the Contractowner and spouse (joint life) are both older than 65):


                                             Contract   Guaranteed    Maximum Annual
                                               Value      Amount     Withdrawal Amount
                                            ---------- ------------ ------------------
      Initial Purchase Payment $50,000 .     $50,000      $50,000         $2,500
      1st Benefit Year anniversary.........  $54,000      $54,000         $2,700
      2nd Benefit Year anniversary.........  $51,000      $51,300         $2,700
      3rd Benefit Year anniversary.........  $57,000      $57,000         $2,850
      4th Benefit Year anniversary.........  $64,000      $64,000         $3,200

The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1.Lincoln's automatic withdrawal service is used to calculate and pay the RMD;

     2.The RMD calculation must be based only on the value in this contract;
   and

     3.No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an

RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

   1.The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.

   2.The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3.The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):

The Contract Value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:

Contract Value = $55,000
Guaranteed Amount = $80,000

The Contract Value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.73%, the same proportion that the Excess Withdrawal reduced the $55,000 Contract Value ($7,000 / $55,000)

Contract Value = $48,000

Guaranteed Amount = $69,818 ($80,000 X 12.73% = $10,182; $80,000 - $10,182 =
$69,818)
Maximum Annual Withdrawal amount = $3,491.00 (5% of $69,818)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Excess Withdrawals will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,000 Maximum Annual Withdrawal amount is not subject to surrender charges; the $7,000 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charge.

Withdrawals before age 591/2/65. If any withdrawal is made prior to the time the Contractowner is age 591/2 (single life) or the Contractowner and spouse (joint life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:

   1.The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the Contract Value (this means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction);


     2.The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;

   3.The 5% Enhancement to the Guaranteed Amount is not available until after an Automatic Annual Step-up to the Contract Value occurs. This Automatic Annual Step-up will not occur until the Contract Value exceeds the Guaranteed Amount on a Benefit Year anniversary (see the 5% Enhancement section above); and

     4.The 200% Step-up will never occur.

The following is an example of the impact of a withdrawal prior to age 591/2 for single or age 65 for joint:
 o $100,000 Purchase Payment
 o $100,000 Guaranteed Amount
 o A 10% market decline results in a Contract Value of $90,000
 o $5,000 Maximum Annual Withdrawal amount

If a $5,000 withdrawal is made before age 591/2, the Guaranteed Amount will be $94,444 ($100,000 reduced by 5.56% ($5,000/ $90,000) and the new Maximum Annual
Withdrawal amount is $4,722 (5% times $94,444). Surrender charges will apply unless one of the waiver of surrender charge provisions is applicable. See Charges and Other Deductions - Surrender Charge.

In a declining market, withdrawals prior to age 591/2 (or 65 if Joint Life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.


Lincoln Lifetime IncomeSM Advantage Plus. The Lincoln Lifetime IncomeSM Advantage Plus rider is no longer available. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus ("Plus Option"), on the seventh Benefit Year anniversary, you may elect to receive an increase in your Contract Value equal to the excess of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of the rider effective date), over your current Contract Value. Making this election will terminate the Plus Option as well as Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the Contract Value and the initial Guaranteed Amount (plus any Purchase Payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary. If you choose to surrender your contract at this time, any applicable surrender charges will apply.


You may not elect to receive an increase in Contract Value if any withdrawal is made, including Maximum Annual Withdrawal amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.

If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.

The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:

Initial Purchase Payment of $100,000; Initial Guaranteed Amount of $100,000.

On the seventh Benefit Year anniversary, if the current Contract Value is $90,000; the Contractowner may choose to have $10,000 placed in the contract and the Plus Option (including the right to continue Lincoln Lifetime IncomeSM Advantage) will terminate at that time.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option, you have limited investment options until the seventh Benefit Year anniversary as set forth in the Investment Requirements section of this prospectus. After the seventh Benefit Year anniversary, if your contract continues, you may invest in other Subaccounts in your contract, subject to the Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.


Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.


The Maximum Annual Withdrawal Amount Annuity Payout Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the joint life option.

If the Contract Value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your Beneficiary may be eligible for a final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.


The final payment is equal to the sum of all Purchase Payments, decreased by withdrawals in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the Purchase Payments dollar for dollar. If your Death Benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of Lincoln Lifetime IncomeSM Advantage will reduce the sum of all Purchase Payments on a dollar for dollar basis.


Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect. If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.

Upon the first death under the joint life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.

As an alternative, after the first death, the surviving spouse may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. The surviving spouse must be under age 65. In deciding whether to make this change, the surviving spouse should consider: 1) if the change will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the single life rider option for new issues will provide an earlier age (591/2) to receive Maximum Annual Withdrawal amounts.

Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may terminate the joint life option and purchase a single life option, if available, (if the Contractowner is under age 65) at the current rider charge and the terms in effect for new sales of the single life option.

After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the seventh anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
 o Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the Contract Value equal to the excess of your initial Guaranteed Amount over the Contract Value;
 o on the Annuity Commencement Date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
 o upon the death under the single life option or the death of the surviving spouse under the joint life option;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.


If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider or any other living benefits we may offer in the future. If you have elected to receive an increase in your Contract Value under Lincoln Lifetime IncomeSM Advantage Plus (after the seventh Benefit Year), you may elect a new Living Benefit Rider at any time. The Lincoln Long-Term CareSM Advantage rider cannot be elected after the contract is purchased.


i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic Regular Income Payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage since i4LIFE (Reg. TM) Advantage provides a different income stream. If this decision is made, the Contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income

Benefit under i4LIFE (Reg. TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.

i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.

Below is an example of how the Guaranteed Amount from Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg.
TM) Advantage.

Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $150,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount, after age 591/2 for the single life option or age 65 for joint life option, will reduce the sum of all Purchase Payments option of the Death Benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all Purchase Payments alternative of the Enhanced Guaranteed Minimum Death Benefit or the Estate Enhancement Benefit, whichever is in effect. See The Contracts - Death Benefits. Any Excess Withdrawals and all withdrawals prior to age 591/2 for single life or age 65 for joint life will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the Death Benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and Lincoln Lifetime IncomeSM Advantage are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:

Contract Value before withdrawal $80,000

Maximum Annual Withdrawal Amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a)Contract Value $80,000

     b)Sum of Purchase Payments $100,000

     c)Highest anniversary Contract Value $150,000

Withdrawal of $9,000 will impact the Death Benefit calculations as follows:

     a)$80,000 - $9,000 = $71,000 (Reduction $9,000)

     b)$100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
   $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.

   c)$150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
   The entire $9,000 withdrawal reduces the Death Benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest Death Benefit of $133,125.



Lincoln SmartSecurity (Reg. TM) Advantage


The Lincoln SmartSecurity (Reg. TM) Advantage rider is no longer available for purchase. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Purchase Payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the Contract Value at the time of the step-up):


     Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up


Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the Contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the Contractowner can also initiate additional 10-year periods of automatic step-ups.


You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse. These options are discussed below in detail.


By purchasing this rider, you will be limited in how much you can invest in certain Subaccounts. See The Contracts - Investment Requirements.


Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us.


Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial Purchase Payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse, if joint owner, are the Annuitant).


Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if:

     a.the Contractowner or joint owner is still living; and

   b.the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including surrender charges and Interest Adjustments), the rider charge and account fee plus any Purchase Payments made on that date is greater than the Guaranteed Amount immediately preceding the Valuation Date.

After the 10th Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

     a.each Contractowner and Annuitant is under age 81; and b.the Contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional Purchase Payments):


                                              Contract   Guaranteed
                                                Value      Amount
                                             ---------- -----------
      Initial Purchase Payment $50,000......  $50,000     $50,000
      1st Benefit Year anniversary..........  $54,000     $54,000
      2nd Benefit Year anniversary..........  $53,900     $54,000
      3rd Benefit Year anniversary..........  $57,000     $57,000

Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the Contract Value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, Contractowner elected step-ups (other than automatic step-ups) will be effective on the next Valuation Date after we receive your request and a new Benefit Year will begin. Purchase Payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A Contractowner elected step-up (including Contractowner step-ups that we administer for you to begin a new 10-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a 10-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional Purchase Payments. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

     a.the Maximum Annual Withdrawal amount immediately prior to the step-up;
or

     b.7% or 5% (depending on your option) of the new (stepped-up) Guaranteed Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

     1.the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2.the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the Interest Adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this Contract Value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.


When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


     1.The Guaranteed Amount is reduced to the lesser of:
  o the Contract Value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

     2.The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
    or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the Contract Value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).

The Maximum Annual Withdrawal amount was reduced to the least of:

     1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
     2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the Contract Value following the withdrawal ($2,650); or
     3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.


Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with those withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.


Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges (to the extent that total withdrawals exceed the free amount of withdrawals allowed during a Contract Year) and an Interest Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Interest Adjustment calculation.


Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single or joint life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (single life option) or for the lifetimes of you (Contractowner) and your spouse (joint life option), as long as:


     1)No withdrawals are made before you (and your spouse if a joint life) are age 65; and

     2)An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.

If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:

   1)If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or

   2)The Contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first Valuation Date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

     a.the Contractowner (and spouse if applicable) is age 65;

    b.the contract is currently within a 10-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new 10-year automatic step-up period) (the Contractowner must be eligible to elect a step-up; i.e., all Contractowners and the Annuitant must be alive and under age 81); and

     c.you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.

The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your Contract Value is less than the Guaranteed Amount (and you don't believe the Contract Value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.

If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount; and 3) the cost of the single life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take the annuity Death Benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the single life option is less than the cost of the joint life option.

If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new Contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new Contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new Contractowner must meet all conditions for a step-up.

If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the Contract Value declines below the Guaranteed Amount (as adjusted for withdrawals of Death Benefit payments), the Beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple Beneficiaries, each Beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the Death Benefit.


Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may change from a joint life option to a single life option (if available) (if the Contractowner is under age 81) at the current rider charge of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.


After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;

 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.


If you terminate the rider, you must wait one year before you can purchase any other Living Benefit Rider we offer in the future. The Lincoln Long-Term CareSM Advantage rider cannot be elected after the contract is purchased.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage rider who decide to terminate their rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election (i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is not available). Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts and applicable guarantees. You should discuss this decision with your registered representative. See The Contracts - Living Benefit Riders - i4LIFE (Reg. TM) Advantage.


4LATER (Reg. TM) Advantage (Managed Risk)

4LATER (Reg. TM) Advantage (Managed Risk) is a rider that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of the i4LIFE (Reg. TM) Advantage rider. If you elect 4LATER (Reg. TM) Advantage (Managed Risk), you must later elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) feature under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) to receive a benefit from 4LATER (Reg. TM) Advantage (Managed Risk). You will be subject to certain Investment Requirements in which your Contract Value must be allocated among specified Subaccounts. See The Contracts - Investment Requirements.

Prior to May 12, 2014, this rider was called 4LATER (Reg. TM) Advantage Protected Funds.

Income Base. The Income Base is an amount used to calculate the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) at a later date. The Income Base is not available to you as a lump sum withdrawal or as a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the 4LATER (Reg. TM) Advantage (Managed Risk) at the time you purchase the contract, the Income Base will be equal to the initial Purchase Payment. If you elect the rider after you have purchased the contract, the initial Income Base will equal the Contract Value on the effective date of 4LATER (Reg. TM) Advantage (Managed Risk). The maximum Income Base is $10,000,000. The maximum takes into consideration the total guaranteed amounts from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or Secondary Life, if joint life option) are the covered lives.

Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments (not to exceed the maximum Income Base). For example, an additional Purchase Payment of $10,000 will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for 4LATER (Reg. TM) Advantage (Managed Risk) will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.


Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal.

The following example demonstrates the impact of a withdrawal on the Income Base and the Contract Value. The Contractowner makes a withdrawal of $11,200 which causes a $12,550 reduction in the Income Base.

Prior to the withdrawal:
Contract Value = $112,000
Income Base = $125,500

After a withdrawal of $11,200, the Contract Value is reduced by 10% ($11,200) and the Income Base is also reduced by 10%, the same proportion that the withdrawal reduced the Contract Value ($11,200 - $112,000)

Contract Value = $100,800 ($112,000 - $11,200)
Income Base = $112,950 ($125,500 x 10% = $12,550; $125,500 - $12,550 =
$112,950)

In a declining market, withdrawals may significantly reduce your Income Base. If the Income Base is reduced to zero due to withdrawals, this rider will terminate. If the Contract Value is reduced to zero due to a withdrawal, both the rider and the contract will terminate.

Automatic Annual Step-up. The Income Base will automatically step-up to the
   Contract Value on each Benefit Year anniversary if:

     a.the Annuitant (single life option), or the Secondary Life (joint life option) are still living and under age 86; and

   b.the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).

The Automatic Annual Step-up is available even in years in which a withdrawal has occurred.

5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in that year, will be increased by 5% if:

     a.the Annuitant (as well as the Secondary Life if the joint life option is in effect) are under age 86; and

     b.if there were no withdrawals in that year; and

     c.the rider is within the Enhancement Period described below.


The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will terminate at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any new Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base. However, any new Purchase Payment must be invested in the contract for at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any new Purchase Payments made within the first 90 days after the effective date of 4LATER (Reg. TM) Advantage (Managed
Risk) will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline the Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the 4LATER (Reg. TM) Advantage (Managed Risk) charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Annuitant (single life option), or the Secondary Life (joint life option) must still be living and be under age 86.


Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):

Initial Purchase Payment = $100,000; Income Base = $100,000

Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000

Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase
Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

The following is an example of how the Automatic Annual Step-ups and the 5% Enhancement affect the Income Base and the potential for the charge to increase or decrease (assuming there have been no withdrawals or new Purchase Payments):

                                                                                Potential for
                                    Contract   Income Base with                    Charge
                                      Value     5% Enhancement    Income Base     to Change
                                   ---------- ------------------ ------------- --------------
Initial Purchase Payment $50,000 .  $50,000          N/A            $50,000         N/A
1st Benefit Year anniversary......  $54,000         $52,500         $54,000         Yes
2nd Benefit Year anniversary......  $53,900         $56,700         $56,700          No
3rd Benefit Year anniversary......  $56,000         $59,535         $59,535          No
4th Benefit Year anniversary......  $64,000         $62,512         $64,000         Yes

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.


Death Prior to the Annuity Commencement Date. 4LATER (Reg. TM) Advantage (Managed Risk) has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of the 4LATER (Reg. TM) Advantage (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract. Generally all Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9), as amended. See The Contracts - Death Benefit.

If the Contractowner is not also named as the Annuitant or the Secondary Life, upon the first death of the Annuitant or Secondary Life, the 4LATER (Reg. TM) Advantage (Managed Risk) rider will continue. Upon the second death of either the Annuitant or Secondary Life, 4LATER (Reg. TM) Advantage (Managed Risk) will terminate.

Upon the death of the Contractowner, the 4LATER (Reg. TM) Advantage (Managed
Risk) rider will continue only if either Annuitant or the Secondary Life becomes the new Contractowner and payments under i4LIFE (Reg. TM) Advantage begin within one year after the death of the Contractowner.

Eligibility. To elect 4LATER (Reg. TM) Advantage (Managed Risk), the Contractowner must be at least age 50 and age 85 or younger; the Annuitant and Secondary Life under the joint life option must be age 85 or younger.

For contracts issued on or after August 26, 2013, 4LATER (Reg. TM) Advantage (Managed Risk) is only available for election at the time the contract is purchased. 4LATER (Reg. TM) Advantage (Managed Risk) is not available for purchase with qualified contracts and is designed primarily for purchasers of non-qualified contracts where the owner and Annuitant are different people (single life option) or with joint life benefits where the Secondary Life is not a spouse. If you are eligible to elect Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) and you purchase joint life benefits where Secondary Life is a spouse, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) generally offers better benefits for the same charge. Please see Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), for more information about Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).

Contractowners with an active 4LATER (Reg. TM) Advantage that wish to terminate 4LATER (Reg. TM) Advantage and elect 4LATER (Reg. TM) Advantage (Managed Risk) will have a transition period of 30 days prior to or after the first anniversary that 4LATER (Reg. TM) Advantage became effective (and after 4LATER (Reg. TM) Advantage (Managed Risk) becomes available in your state) to terminate 4LATER (Reg. TM) Advantage and elect 4LATER (Reg. TM) Advantage (Managed Risk). Outside of the transition period, you must first terminate 4LATER (Reg. TM) Advantage (subject to the termination rules) before you will be able to elect 4LATER (Reg. TM) Advantage (Managed Risk). Only contracts purchased prior to August 26, 2013, are eligible to add a rider after the contract is issued. See the 4LATER (Reg. TM) Advantage Termination section of this prospectus for further information about the termination rules. In all cases, by terminating any existing Living Benefit Rider, you will no longer be entitled to any of the benefits that have accrued under that rider.

Termination. After the 5th anniversary of the effective date of the 4LATER (Reg. TM) Advantage (Managed Risk) rider, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. 4LATER (Reg. TM) Advantage (Managed Risk) will automatically terminate:

 o on the Annuity Commencement Date; or
 o if the Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral; or
 o upon the second death of either the Annuitant or Secondary Life; or
 o when the Income Base is reduced to zero due to withdrawals; or
 o the last day that you can elect i4LIFE (Reg. TM) Advantage (age 99 for non-qualified contracts); or
 o upon termination of the underlying contract.


If you terminate this rider, you must wait at least one year before you can elect any Living Benefit Rider we offer in the future. The Lincoln Long-Term CareSM Advantage rider cannot be elected after the contract is purchased.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased 4LATER (Reg. TM) Advantage (Managed Risk). Contractowners with an active 4LATER (Reg. TM) Advantage (Managed Risk) will purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) at the terms in effect when the Contractowner purchased 4LATER (Reg. TM) Advantage (Managed Risk) rider. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is a feature under i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) provides for periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period), a Death Benefit during the Access Period, and a minimum payout floor, called the Guaranteed Income Benefit. You will be required to adhere to certain Investment Requirements during the time you own i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk). See Living Benefit Riders - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit for more information.

Once you elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk), you can use the greater of the Income Base under 4LATER (Reg. TM) Advantage (Managed Risk) or Account Value to establish the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk). This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95. Purchasers of 4LATER (Reg. TM) Advantage (Managed
Risk) who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) until age 99.

If you elected the 4LATER (Reg. TM) Advantage (Managed Risk) joint life option, you must purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk) joint life option.

Contractowners who elect 4LATER (Reg. TM) Advantage (Managed Risk) are guaranteed the ability in the future to elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those at the time they elected 4LATER (Reg. TM) Advantage (Managed Risk). The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your 4LATER (Reg. TM) Advantage (Managed Risk) rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg. TM) Advantage. These requirements are specifically listed in the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.

The Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.

You should consider electing i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments. Payments from a nonqualified contract that a person receives under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments.



i4LIFE (Reg. TM) Advantage


i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk) for an additional charge. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the only version of the Guaranteed Income Benefit that is currently available unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charge.

i4LIFE (Reg. TM) Advantage is an Annuity Payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a Death Benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE (Reg. TM) Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE (Reg. TM) Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE (Reg.
TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE (Reg. TM) Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charge.

i4LIFE (Reg. TM) Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected at the time of application or at any time before any other Annuity Payout option under this contract is elected by sending a completed i4LIFE (Reg. TM) Advantage election form to our Home Office. When you elect i4LIFE (Reg. TM) Advantage, you must choose the Annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The Annuitant and Secondary Life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 591/2 or older at the time the option is elected. i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 on non-qualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Purchase Payments will not be accepted after the Periodic Income Commencement Date for a non-qualified annuity contract.


If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity Commencement Date.


When you elect i4LIFE (Reg. TM) Advantage, the Death Benefit option that you previously elected will become the Death Benefit election under i4LIFE (Reg.
TM) Advantage, unless you elect a less expensive Death Benefit option. If you had previously elected EEB Death Benefit, you must elect a new Death Benefit. Existing Contractowners with the Account Value Death Benefit who elect i4LIFE (Reg. TM) Advantage must choose the i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE (Reg. TM) Advantage began (if premium taxes have been deducted from the Contract Value). See The Contracts - i4LIFE (Reg. TM) Advantage Death Benefits.



Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.



We will establish the minimum (currently 5 years) and maximum (currently the length of time between your current age and age 115 for non-qualified contracts or to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE (Reg. TM) Advantage is effective (or your initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.


Regular Income Payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your Regular Income Payments.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have Regular Income Payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5%, or 6% may be available. The higher the assumed investment return you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes can only be made on Periodic Income Commencement Date anniversaries.


Regular Income Payments are not subject to any applicable surrender charges or Interest Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.


The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Contract Value (or Purchase Payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
  o the age and sex of the Annuitant and Secondary Life, if applicable;
  o the length of the Access Period selected;
  o the frequency of the Regular Income Payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.


The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full Account Value was payable. (The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.


The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the Regular Income Payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment.

For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE (Reg. TM) Advantage (and any Guaranteed Income Benefit if applicable) will terminate.

Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, assumed investment return and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age and sex of the Annuitant and Secondary Life (if living);

  o the frequency of the Regular Income Payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.

Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.

During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.


i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value Death Benefit is available during the Access Period. This Death Benefit is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit is available during the Access Period and will be equal to the greater of:
  o the Account Value as of the Valuation Date we approve the payment of the claim; or
  o the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:

   o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment; and

   o all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.

   References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election.


In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Contract Value or Account Value, may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.


The following example demonstrates the impact of a proportionate withdrawal on your Death Benefit:


    i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit...    $200,000
    Total i4LIFE (Reg. TM) Regular Income Payment.....................    $ 25,000
    Additional Withdrawal.............................................    $ 15,000   ($15,000/$150,000=10% withdrawal)
    Account Value at the time of Additional Withdrawal................    $150,000

     Death Benefit Value after i4LIFE (Reg. TM) Regular Income Payment = $200,000 - $25,000 = $175,000
     Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500

The Regular Income Payments reduce the Death Benefit by $25,000 and the additional withdrawal causes a 10% reduction in the Death Benefit, the same percentage that the withdrawal reduced the Account Value.

During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit may elect to change to the i4LIFE (Reg.
TM) Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:

  o the Account Value as of the Valuation Date on which we approve the payment of the claim; or
  o the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
   o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment or in the same proportion that Regular Income Payments reduce the Account Value, depending on the terms of your contract; and
   o all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.

References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election; or
  o the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Purchase Payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income Payments and withdrawals are deducted in the same proportion that Regular Income Payments and withdrawals reduce the Contract Value or Account Value.

If your contract has the ABE Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement) specified in your contract benefit data pages as applicable on the date of death, this Enhancement Amount will be added to the sum of the Purchase Payments, but will be reduced by the Regular Income Payments and withdrawals on either a dollar for dollar basis or in the same proportion that the Regular Income Payment or withdrawal reduced the Contract Value or Account Value, depending on the terms of your contract.

When determining the highest anniversary value, if you elected the EGMDB (or more expensive Death Benefit option) in the base contract and this Death Benefit was in effect when you purchased i4LIFE (Reg. TM) Advantage, we will look at the Contract Value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.


In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Guarantee of Principal or the i4LIFE (Reg. TM) Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.


General Death Benefit Provisions. For all Death Benefit options, following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value Death Benefit.

For non-qualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse Beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

     1.proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

     2.written authorization for payment; and

     3.all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Accumulated Benefit Enhancement (ABESM) (Non-qualified contracts only). This benefit is no longer available to contract purchasers after November 1, 2005. We provide to eligible Contractowners of non-qualified i4LIFE (Reg. TM) Advantage contracts only an ABE Enhancement Amount, if requested at the time of application, at no additional charge. You are eligible to receive the ABE Enhancement Amount if:
 o you are purchasing i4LIFE (Reg. TM) Advantage with the EGMDB Death Benefit;
 o you are utilizing the proceeds of a variable annuity contract of an insurer not affiliated with us to purchase the contract. Prior contracts with loans or collateral assignments are not eligible for this benefit;
 o the cash surrender value of the prior contract(s) is at least $50,000 at the time of the surrender (amounts above $2,000,000 will require our approval);

 o all Contractowners, joint owners and Annuitants must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit; or
 o the Contractowners, joint owners and Annuitants of this contract must have been owner(s) or Annuitants of the prior contract(s).

Upon the death of any Contractowner, joint owner or Annuitant, the ABE Enhancement Amount will be payable in accordance with the terms of the i4LIFE (Reg. TM) Advantage EGMDB Death Benefit. However, if the death occurs in the first Contract Year, only 75% of the Enhancement Amount is available.

The ABE Enhancement Amount is equal to the excess of the prior contract's documented Death Benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's Death Benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value we receive is less than 95% of the documented cash value from the prior insurance company, the prior contract's Death Benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Enhancement Amount to be effective, documentation of the Death Benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to a contract with us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount.

Upon the death of any Contractowner or joint owner who was not a Contractowner on the effective date of the i4LIFE (Reg. TM) Advantage EGMDB Death Benefit, the ABE Enhancement Amount will be equal to zero (unless the change occurred because of the death of a Contractowner or joint owner). If any Contractowner or joint owner is changed due to a death and the new Contractowner or joint owner is age 76 or older when added to the contract, then the ABE Enhancement Amount for this new Contractowner or joint owner will be equal to zero.

The ABE Enhancement Amount will terminate on the Valuation Date the i4LIFE (Reg. TM) Advantage EGMDB Death Benefit option of the contract is changed or terminated.

It is important to realize that even with the ABE Enhancement Amount, your Death Benefit will in many cases be less than the Death Benefit from your prior company. This is always true in the first year, when only 75% of the ABE Enhancement Amount is available.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage


A Guaranteed Income Benefit may be available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the only version of the Guaranteed Income Benefit available for purchase, unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider. Prior to May 12, 2014, the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) was called i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is an optional feature available for purchase that provides a Guaranteed Income Benefit percentage and requires that you adhere to certain Investment Requirements. See Investment Requirements in this prospectus for more information about the Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk). You will be subject to Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) for the entire time you own this rider. Failure to comply with the Investment Requirements will result in the termination of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk). See i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit - Termination for more information. All of the other terms and conditions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) continue to apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk).

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) or Lincoln Lifetime IncomeSM Advantage 2.0 (withdrawal benefit riders), or 4LATER (Reg. TM) Advantage (Managed Risk) (minimum Annuity Payout rider) prior to electing i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Annuity Payout rider). Refer to the 4LATER (Reg. TM) Advantage section of this prospectus for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit.

Additional Purchase Payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain Subaccounts. See the Contracts - Investment Requirements. The version of the Guaranteed Income Benefit, the date that you purchased it, and/or whether you previously owned a Living Benefit Rider will determine which Investment Requirement option applies to you.

There is no guarantee that the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) option will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit Riders. However, a Contractowner with Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) (including Lincoln Lifetime IncomeSM Advantage 2.0) who decides to drop that rider to purchase i4LIFE (Reg. TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the prior rider.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is elected when you elect i4LIFE (Reg. TM) Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit at the time you purchase i4LIFE (Reg. TM) Advantage by indicating that you do not want the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE (Reg. TM) Advantage. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg.
TM) Advantage rider or the Lincoln Lifetime IncomeSM Advantage rider or the Income Base from the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider, Lincoln Lifetime IncomeSM Advantage 2.0 rider or 4LATER (Reg. TM) Advantage (Managed Risk) rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg. TM) Advantage.


The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Provisions for an example.


Guaranteed Income Benefit (Managed Risk) is the only version of the Guaranteed Income Benefit currently available for election unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) who wish to elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) must elect i4LIFE (Reg.
TM) Advantage Guaranteed Income Benefit (Managed Risk). Please refer to your Living Benefit Rider regarding the availability of prior versions of Guaranteed Income Benefit.

Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version
4). The following discussion applies to both Guaranteed Income Benefit (Managed
Risk) and Guaranteed Income Benefit (version 4) unless otherwise specified. For Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version
4), the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable table below for riders elected on or after May 20, 2013. Lincoln SmartSecurity (Reg. TM) Advantage purchasers use the date of the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit election to determine the table applicable to their contracts. (i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is not available to Lincoln SmartSecurity (Reg. TM) Advantage purchasers.)

 Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:



i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) elections or for purchasers of
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM)
                           Advantage (Managed Risk)
                           on or after May 20, 2013.



              Single Life Option                                  Joint Life Option
-----------------------------------------------    -----------------------------------------------
                                                            Age
                         Percentage of Account      (younger of you and      Percentage of Account
         Age             Value or Income Base*       your spouse's age)      Value or Income Base*
--------------------    -----------------------    ---------------------    ----------------------
    Under age 40                2.50%                  Under age 40                 2.50%
       40 - 54                  3.00%                    40 - 54                    3.00%
  55 - under 591/2              3.50%                55 - under 591/2               3.50%
     591/2 - 64                 4.00%                   591/2 - 69                  4.00%
       65 - 69                  4.50%                    70 - 74                    4.50%
       70 - 79                  5.00%                    75 - 79                    5.00%
         80+                    5.50%                      80+                      5.50%


*Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER (Reg. TM) Advantage (Managed Risk) may use any remaining Income Base to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit elections or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0
                           on or after May 20, 2013.



              Single Life Option                                  Joint Life Option
-----------------------------------------------    -----------------------------------------------
                         Percentage of Account              Age              Percentage of Account
                         Value, Income Base or      (younger of you and      Value, Income Base or
         Age               Guaranteed Amount*        your spouse's age)       Guaranteed Amount*
--------------------    -----------------------    ---------------------    ----------------------
    Under age 40                2.00%                  Under age 40                 2.00%
       40 - 54                  2.50%                    40 - 54                    2.50%
  55 - under 591/2              3.00%                55 - under 591/2               3.00%
     591/2 - 64                 3.50%                   591/2 - 69                  3.50%
       65 - 69                  4.00%                    70 - 74                    4.00%
       70 - 74                  4.50%                      75+                      4.50%
         75+                    5.00%


*Purchasers of Lincoln SmartSecurity (Reg. TM) Advantage (regardless of the rider effective date) may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

Note that Guaranteed Income Benefit percentages for riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.




If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment). (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable Subaccounts and the fixed account on a pro-rata basis according to your investment allocations.


If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:

    i4LIFE (Reg. TM) Account Value before market decline............    $135,000
    i4LIFE (Reg. TM) Account Value after market decline.............    $100,000
    Guaranteed Income Benefit.......................................    $    810
    Regular Income Payment after market decline.....................    $    769
    Account Value after market decline and Guaranteed Income Benefit
    payment.........................................................    $ 99,190

The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.


The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For non-qualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the Valuation Date of the first periodic income payment of each calendar year. The first step-up is the Valuation Date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.

The following example illustrates how the initial Guaranteed Income Benefit is calculated for a 60-year old Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.0% for a 60-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg. TM) Advantage Elections table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See The Contracts - i4LIFE (Reg.
TM) Advantage - Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.




8/1/2013 Amount of initial Regular Income Payment..................................  $  4,801
8/1/2013 Account Value at election of Guaranteed Income Benefit....................  $100,000
8/1/2013 Initial Guaranteed Income Benefit (4.0% times $100,000 Account Value) .     $  4,000
8/1/2014 Recalculated Regular Income Payment.......................................  $  6,000
8/1/2014 Guaranteed Income Benefit after step-up (75% of $6,000) .                   $  4,500


The Contractowner's Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.


At the time of a step-up of the Guaranteed Income Benefit the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.


The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in Guaranteed Income Benefit (version 4).


Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after October 6, 2008 to December 31, 2010 or when Guaranteed Income Benefit (version 4) was approved in your state, whichever occurred later (unless version 3 is available for election at any time per the terms of a Living Benefit Rider). For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.


The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.


At the time of a reset of the step-up period the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every five years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.


Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to October 6, 2008 (unless version 2 is available for election at any time per the terms of a Living Benefit Rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.


The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.


At the time of a reset of the 15-year step-up period the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every 15 years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.


Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.


The next section describes certain guarantees in Living Benefit Riders relating to the election of the Guaranteed Income Benefit.

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). Contractowners who elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) in accordance with the same terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the greater of the Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the Account Value to establish the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk).

Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts- Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 rider may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) in accordance with the terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider's effective date (if there has not been an Automatic Annual Step-up) if greater than the Account Value to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) at the terms in effect for purchasers of this rider.

Lincoln SmartSecurity (Reg. TM) Advantage. Contractowners who purchased Lincoln SmartSecurity (Reg. TM) Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the Contractowner's age (single life) or the youngest age of either the Contractowner or Secondary Life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the Contractowner's age multiplied by the remaining Guaranteed Amount (if greater than the Account Value).


The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 may be used to calculate the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is elected the Contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.5% for a 70-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. The example assumes an annual payment mode has been elected.



           Account Value (equals Contract Value on date i4LIFE (Reg. TM) Advantage
    with Guaranteed Income Benefit (version 4) is elected)........................    $100,000
           Guaranteed Amount/Income Base on date i4LIFE (Reg. TM) Advantage with
    Guaranteed Income Benefit (version 4) is elected..............................    $140,000
           Amount of initial Regular Income Payment...............................    $  5,411   per year
           Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed
    Amount/Income Base which is greater than $100,000 Account
    Value)........................................................................    $  6,300


4LATER (Reg. TM) Advantage (Managed Risk). Contractowners who elect the 4LATER (Reg. TM) Advantage (Managed Risk) rider must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) in accordance with the same terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income. When this decision is made, the Contractowner can use the greater of the Income Base under 4LATER (Reg. TM) Advantage (Managed Risk) or the Account Value under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) to calculate the amount of the initial Guaranteed Income Benefit. All other provisions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit apply.


Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the Contract Value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial Regular Income Payment times the remaining Guaranteed Amount divided by the Contract Value, if the Guaranteed Amount is greater than the Contract Value. See the Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage Option section for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.


Contractowners who purchased Lincoln Lifetime IncomeSM Advantage may also choose to drop Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, only the Account Value and not the Guaranteed Amount will be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the Contractowner (single life option) or the youngest age of either the Contractowner or Secondary Life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) elections table above.


Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the Regular Income Payments.

  o The minimum Access Period required for Guaranteed Income Benefit (version
     4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 100 (age 90 for version 4 prior to May 21, 2012; age 85 for versions 2 and 3). The minimum Access Period required for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the longer of 20 years or the difference between your age (nearest birthday) and age 90. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. Different minimum Access Period requirements apply if you use the greater of the Account Value or Income Base (less amounts paid since the last Automatic Step-up) under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER (Reg. TM) Advantage (Managed Risk) to calculate the Guaranteed Income Benefit as set forth below:

                                  Minimum Access Period
                                            Elections of i4LIFE (Reg. TM) Advantage prior
                                                 to the 5th Benefit Year anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 on or after April 2, 2012   between your age and age 100
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 (Managed Risk)              between your age and age 90
 Purchasers of 4LATER (Reg. TM) Advantage
 (Managed Risk)
 Purchasers of Lincoln Lifetime IncomeSM
 Advantage 2.0 prior to April 2, 2012



                                            Elections of i4LIFE (Reg. TM) Advantage on and
                                                after the 5th Benefit Year anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 on or after April 2, 2012   between your age and age 95
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 15 years or the difference
 Advantage 2.0 (Managed Risk)              between your age and age 85
 Purchasers of 4LATER (Reg. TM) Advantage
 (Managed Risk)
 Purchasers of Lincoln Lifetime IncomeSM
 Advantage 2.0 prior to April 2, 2012




  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced. For versions 1, 2 and 3 of Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit in proportion to the reduction in the Regular Income Payment. This reduction of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section of this prospectus.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
  o a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
  o upon written notice to us; or
  o assignment of the contract; or
  o failure to comply with Investment Requirements.


A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. However if you used the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk), Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage (Managed Risk) to establish the Guaranteed Income Benefit any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE (Reg. TM) Advantage election. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage Regular Income Payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) will be based on the Account Value at the time of the election.

Availability. Guaranteed Income Benefit (Managed Risk) is available with qualified and nonqualified (IRAs and Roth IRAs) annuity contracts. The Contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected. Beginning August 26, 2013 (November 4, 2013, for Contractowners who purchased the contract before August 26, 2013), Guaranteed Income Benefit with the Managed Risk option is the only version of the Guaranteed Income Benefit currently available for election unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider.


Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.

The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:

        i4LIFE (Reg. TM) Regular Income Payment before Withdrawal.....    $  1,200
        Guaranteed Income Benefit before Withdrawal...................    $    900
        Account Value at time of Additional Withdrawal................    $150,000
        Additional Withdrawal.........................................    $ 15,000   (a 10% withdrawal)

     Reduction in i4LIFE (Reg. TM) Regular Income Payment for Withdrawal = $1,200 X 10 % = $120
     i4LIFE (Reg. TM) Regular Income Payment after Withdrawal = $1,200 - $120 = $1,080

     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90 Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage Death Benefit will terminate and you may choose the Guarantee of Principal (if you had the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit) or Account Value Death Benefit options. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new Death Benefit option. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


4LATER (Reg. TM) Advantage


The 4LATER (Reg. TM) Advantage rider is no longer available for purchase.

4LATER (Reg. TM) Advantage (or "4LATER (Reg. TM)") is a rider that is available to protect against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elect 4LATER (Reg. TM) Advantage, you must elect i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders may limit how much you can invest in certain Subaccounts. See The Contracts - Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge.



4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a Death Benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the Purchase Payments. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the Contract Value on the 4LATER (Reg. TM) effective date. Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments . After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional Purchase Payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current Contract Value if your Contract Value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the Contract Value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the Contract Value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for Purchase Payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current Contract Value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any Purchase Payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the Purchase Payment, plus 15% of that Purchase Payment.

Example:


        Initial Purchase Payment................................    $100,000
        Purchase Payment 60 days later..........................    $ 10,000
                                                                    --------
        Income Base.............................................    $110,000
        Future Income Base (during the 1st Waiting Period)......    $126,500   ($110,000 x 115%)
        Income Base (after 1st Waiting Period)..................    $126,500
        New Future Income Base (during 2nd Waiting Period)......    $145,475   ($126,500 x 115%)

Any Purchase Payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the Purchase Payment plus 15% of that Purchase Payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.

Example:


        Income Base................................................    $100,000
        Purchase Payment in Year 2.................................    $ 10,000
                                                                       --------
        New Income Base............................................    $110,000
        Future Income Base (during 1st Waiting Period-Year 2)......    $125,500   ($100,000 x 115%) +
                                                                                  ($10,000 x 100%) +
                                                                                  ($10,000 x 15% x 1/3)
        Income Base (after 1st Waiting Period).....................    $125,500
        New Future Income Base (during 2nd Waiting Period).........    $144,325   (125,500 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the Contract Value, the Future Income Base will equal 115% of the Contract Value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current Contract Value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the Contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.


Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional Purchase Payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined guaranteed amounts from any Living Benefit Riders under all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the Annuitant.


After a reset to the current Contract Value, the Maximum Income Base will equal 200% of the Contract Value on the Valuation Date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

Example:

   Income Base.................................  $100,000   Maximum Income Base...................  $200,000
   Purchase Payment in Year 2..................  $ 10,000   Increase to Maximum Income Base.......  $ 20,000
   New Income Base.............................  $110,000   New Maximum Income Base...............  $220,000
   Future Income Base after Purchase Payment...  $125,500   Maximum Income Base...................  $220,000
   Income Base (after 1st Waiting Period)......  $125,500
   Future Income Base (during 2nd Waiting Period)$144,325   Maximum Income Base...................  $220,000
   Contract Value in Year 4....................  $112,000
   Withdrawal of 10%...........................  $ 11,200
   After Withdrawal (10% adjustment)
   Contract Value..............................  $100,800
   Income Base.................................  $112,950
   Future Income Base..........................  $129,892   Maximum Income Base...................  $198,000

Resets of the Income Base to the current Contract Value ("Resets"). You may elect to reset the Income Base to the current Contract Value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the Annuitant must be under age 81. You might consider resetting the Income Base if your Contract Value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the Contract Value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the Contract Value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the Contract Value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the Annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the Contract Value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the Contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

Eligibility. To purchase 4LATER (Reg. TM) Advantage, the Annuitant must be age 80 or younger. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base. i4LIFE (Reg. TM) Advantage with 4LATER (Reg.
TM) Guaranteed Income Benefit must be elected by age 85 for qualified contracts or age 99 for non-qualified contracts.

4LATER (Reg. TM) Rider Effective Date. If 4LATER (Reg. TM) is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) is elected after the contract is issued (by sending a written request to our Home Office), then it will be effective on the next Valuation Date following approval by us.


4LATER (Reg. TM) Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage Regular Income Payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the Contract Value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit charge.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or Contract Value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) rider. If the Contract Value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment (which is also based on the Contract Value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the Contract Value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment.

If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the Subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:


    i4LIFE (Reg. TM) Account Value before market decline............    $135,000
    i4LIFE (Reg. TM) Account Value after market decline.............    $100,000
    Guaranteed Income Benefit.......................................    $    810
    Regular Income Payment after market decline.....................    $    769
    Account Value after market decline and Guaranteed Income Benefit
    payment.........................................................    $ 99,190

If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your Death Benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no Death Benefit will be paid.

If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.

The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the Contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred.

Additional Purchase Payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage Regular Income Payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit currently is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to election of 4LATER (Reg. TM) Advantage, subject to the terms in your rider. (Note: i4LIFE (Reg. TM) Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your Regular Income Payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the Regular Income Payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage Regular Income Payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

   Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage Regular Income Payment = $6,375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage Regular Income Payment after extension = $5,355 Percentage change in i4LIFE (Reg. TM) Advantage Regular Income Payment =
   $5,355 - $6,375 = 84%
     New 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692 x 84% = $4,781

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) rider is attached;
 o the change of or the death of the Annuitant (except if the surviving spouse assumes ownership of the contract and the role of the Annuitant upon death of the Contractowner); or
 o the change of Contractowner (except if the surviving spouse assumes ownership of the contract and the role of Annuitant upon the death of the Contractowner), including the assignment of the contract; or
 o the last day that you can elect i4LIFE (Reg. TM) Advantage (age 85 for qualified contracts and age 99 for non-qualified contracts).

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) rider will terminate due to any of the following events:
 o the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
 o a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.


If you terminate 4LATER (Reg. TM) prior to the Periodic Income Commencement Date, you must wait one year before you can elect another Living Benefit Rider. The Lincoln Long-Term CareSM Advantage rider cannot be elected after the contract is purchased. If you terminate the 4LATER (Reg. TM) rider on or after the Periodic Income Commencement Date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk), if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.



Lincoln Long-Term CareSM Advantage

The Lincoln Long-Term CareSM Advantage Rider (the "LTC Rider") provides a way to manage the potential impact of long-term care expenses. The LTC Rider provides the potential to receive as LTC Benefits your Purchase Payments plus an additional amount equal to two times your Purchase Payments. These benefits are paid to you income tax-free. In addition, you have the opportunity to increase your tax-free long-term care benefits if there is investment gain in your contract. The LTC Rider provides monthly benefit payments ("Long-Term Care Benefits" or "LTC Benefits") in the event: (1) you are "Chronically Ill," which means you are either unable to perform two out of six functional activities of daily living (such as feeding yourself, bathing, or dressing) or you suffer from a severe cognitive impairment that requires substantial supervision, and
(2) you are receiving long-term care services that qualify for coverage under the LTC Rider ("Long-Term Care Services"). Long-Term Care Services include, but are not limited to, nursing home care, hospice care, adult day care, assisted living services, home health care and rehabilitative services.


If you purchase the LTC Rider, you may not make any additional Purchase Payments more than 90 days from the contract date. Accordingly, you should plan on making enough Purchase Payments to fund your anticipated needs under the contract during the first 90 days. Even then, the LTC Rider may not cover all of the long-term care expenses incurred by you during the period of coverage. On the other hand, you may never need long-term care services or, even if you do, you may never qualify to receive any of the benefits provided under this LTC Rider even though you have paid a charge(s) for the LTC Rider. Accordingly, we strongly advise you to review carefully all contract and rider limitations. The risks associated with the LTC Rider are outlined below.

The LTC Rider, if purchased, must be elected at the time you purchase your contract and may not be added to existing contracts. While the LTC Rider is in force, you may not purchase any of the other Living Benefit Riders that we offer. By purchasing the LTC Rider, you will be limited in how you may invest and must adhere to Investment Requirements. See The Contracts - Investment Requirements.


The features and charges for this rider and also the terms and definitions will vary in certain states. You should discuss the specific provisions applicable to your state with your registered representative. Your rider will contain the specific provisions applicable to you.

Why would I want to purchase the LTC Rider? Some of the reasons why you may consider purchasing the LTC Rider are:

 o you would like to pay for Long-Term Care Services by withdrawing your Contract Value on a tax-free basis and without any surrender charges;
 o for the potential of receiving, in addition to your Contract Value, up to two times your Purchase Payments in tax-free LTC Benefit payments that we pay from our own assets in our general account during the Extension Benefit period;
 o for the favorable tax treatment of the charges deducted in order to pay for the LTC Rider (compared to taking a withdrawal from an annuity contract to pay premiums on a traditional stand-alone long-term care insurance policy);

 o for the opportunity to receive investment gain in the contract as tax-free LTC Benefits, if you purchase the Growth Benefit option;
 o you want long-term care insurance, but want to retain the ability to access your Contract Value for emergencies (although this could reduce or terminate the LTC Rider), a feature that may not be available in stand-alone long-term care insurance policies; and
 o you want long-term care insurance, but at the same time you want to retain the ability to have a Death Benefit, a feature that may not be available in stand-alone long-term care insurance policies (although you should understand that Acceleration Benefit payments and Growth Benefit payments are considered withdrawals that reduce the amount of the Death Benefit).

Are there ways I can pay long-term care expenses under the contract other than by purchasing the LTC Rider?
 o You can always access your Contract Value through conventional withdrawals from your contract, even if you have not elected to purchase the LTC Rider. However, withdrawals may be subject to surrender charges, income taxes (as investment gains (if any) are deemed to be withdrawn first), and if taken before age 591/2, penalty taxes. Such withdrawals also would be limited to your Contract Value, which may decrease. Withdrawals may be taken to cover long-term care expenses for yourself or anyone else. LTC Benefits, on the other hand, are subject to favorable tax treatment, would not have any surrender charges, and may exceed the amount of Contract Value you would otherwise have had available. LTC Benefits may be received only if you are the Covered Life.
 o You can also access your Contract Value through conventional annuity payments, even if you have not elected to purchase the LTC Rider. However, while not fully taxable until cost basis has been returned, such payments are not tax-free and are intended to provide protected income payments over an extended lifetime. LTC Benefits, however, may be taken over a shorter period of time (as short as six years) and are received tax-free.

 o We offer other Living Benefit Riders that provide a guaranteed income stream and/or a guaranteed withdrawal benefit that may be used to pay for long-term care services. Like the LTC Rider, benefit payments under these riders may exceed Contract Value, but it may take you 20 years or more to receive them. In addition, these other Living Benefit Riders are not Qualified Long-Term Care insurance and their benefits cannot be received tax-free, even if used to pay long-term care expenses. On the other hand, the cost of the LTC Rider may be higher than the cost of other Living Benefit Riders we sell, and the procedures to determine eligibility and to request benefits under the LTC Rider are more extensive than those required to receive benefits under other Living Benefit Riders. In any case, you will be unable to purchase any other Living Benefit Rider that we may offer if you purchase the LTC Rider. See The Contracts - Living Benefit Riders.

 o You may also speak to your registered representative about other ways to pay for long-term care expenses. There are insurance contracts, other than annuities, which provide long-term care benefits and there may also be programs offered by your state.

How do I qualify for LTC Benefits? If, after the first Contract Year (subject to state variations), you become Chronically Ill and are receiving Long-Term Care Services, you may receive monthly LTC Benefit payments under the LTC Rider. Chronically Ill means you are either unable to perform two out of six functional activities of daily living (such as feeding yourself, bathing, or dressing) or you suffer from a severe cognitive impairment that requires substantial supervision. You should understand that although you may begin receiving LTC Benefits at any time after the first Contract Year, the LTC Rider was designed optimally for LTC Benefits to be paid on or after the 5th contract anniversary.

Importantly, the LTC Rider is not self-effecting and you must satisfy all of the conditions, and take the necessary steps to apply and qualify for, and then maintain your eligibility for, benefits under the LTC Rider. For example, a licensed health care practitioner must certify in a written assessment that you are Chronically Ill, and also complete a plan of care for you, which is a written plan of care that is developed based on your written assessment and specifies the type, frequency and duration of all Long-Term Care Services you will need ("Plan of Care"). In addition, you must wait 90 days after the date that you start to receive Long-Term Care Services before we will start paying LTC Benefits (the "deductible period"). Once we have determined that you are eligible for benefits, you may submit a Request for Benefits form. The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months. You will need to provide a new Request for Benefits form to continue to receive LTC Benefits beyond the period requested in the Request for Benefits form.

How do LTC Benefits impact my Contract Value? LTC Benefits may be paid out of your Contract Value or from our own assets in our general account. In general, the LTC Rider allows you first to access your own Contract Value on a tax-free basis until you either receive your Purchase Payments or your entire Contract Value is depleted, whichever occurs first. At that time, if you are still living, we will continue to make the same tax-free payments to you from our own assets in our general account for a designated period of time or until your death, if earlier. Because we transfer some or all of your Contract Value to the LTC Fixed Account (which is part of our general account) on the date we make the determination of your initial eligibility to receive LTC Benefits, all LTC Benefit payments are subject to claims of our general creditors and to the claims paying ability of Lincoln Life. If you begin receiving LTC Benefits and then stop receiving LTC Benefits for twelve consecutive months, we will allow you to transfer in installments the Contract Value in the LTC Fixed Account back to the Subaccounts. See LTC Fixed Account.

Are the LTC Benefit payments tax-free? The LTC Rider is a Qualified Long-Term Care Insurance Policy under Section 7702B(b) of the Internal Revenue Code of 1986, as amended. Any LTC Benefits paid under the LTC Rider, as well as any charges deducted under the Rider, will not be reported as taxable income to you, subject to the Internal Revenue Code limitations.

What are the LTC Benefits? There are two primary LTC Benefits: the Acceleration Benefit and the Extension Benefit. There is also an additional optional LTC Benefit - the Growth Benefit - that is available for an additional charge. All LTC Benefits are calculated based on the LTC Guaranteed Amount. The LTC Guaranteed Amount initially is equal to the Acceleration Benefit, which is your initial Purchase Payment and any subsequent Purchase Payments made in the first 90 days after purchase. (If you purchase the LTC Rider, you may not make additional Purchase Payments more than 90 days after purchase.) If you elect the Growth Benefit option, the LTC Guaranteed Amount increases annually by the amount of investment gain, if any, in the Subaccounts and any fixed account in which you are invested through Automatic Step-ups. You should understand that the LTC Guaranteed Amount is not available to you as a lump sum withdrawal or as a Death Benefit. Payment of Acceleration Benefits and Growth Benefits decrease the LTC Guaranteed Amount by the amount of the respective LTC Benefit payment. The LTC Guaranteed Amount is also reduced, but on a proportional basis, by certain withdrawals that exceed a specified percentage of the amount that the Contract Value exceeds the LTC Guaranteed Amount, called "Excess Withdrawals."
 o Acceleration Benefit: The first payments we will make under the LTC Rider will be Acceleration Benefits, which are paid out of your Contract Value. The Acceleration Benefit is not affected by investment results.
   Acceleration Benefits are paid from your Contract Value; however, if your Contract Value is reduced to zero before the Acceleration Benefit is paid, we will make remaining payments from our own assets in our general account.

 o Extension Benefit: When the Acceleration Benefit is reduced to zero, we will pay you Extension Benefit payments. Extension Benefits are paid from our general account. This means that, while Acceleration Benefits are funded in whole or in part by your Contract Value, we will make Extension Benefit payments from our own assets in our general account. The initial Extension Benefit will be double the dollar amount of the Acceleration Benefit. The Extension Benefit is not affected by investment results.
 o Growth Benefit: If you are interested in potentially being able to "lock in" any investment gains in your contract with respect to your LTC Rider, you may purchase the Growth Benefit option at issue for an additional charge. The Growth Benefit option increases the LTC Guaranteed Amount annually by the amount of investment gain, if any, in the Subaccounts and any fixed account in which you are invested through Automatic Step-ups. Automatic Step-ups occur annually through age 75 or until you reach the maximum LTC Guaranteed Amount of $800,000, whichever occurs earlier. If you do not purchase the Growth Benefit option, any investment gain will not increase your LTC Benefit payments. While you can withdraw any gains from your Contract Value the same way you make regular withdrawals from your contract, doing so could have a negative impact on your LTC Benefits, as described in more detail below. If you elect the Growth Benefit option, you will not be able to make any Conforming Withdrawals and all withdrawals will be Excess Withdrawals that negatively impact your LTC Benefits. Conforming and Excess Withdrawals are described below in more detail. Once you begin receiving LTC Benefits and Contract Value is moved to the LTC Fixed Account, the Contract Value in the LTC Fixed Account will only increase by the amount of interest credited to the LTC Fixed Account.
   Growth Benefits are paid from your Contract Value; however, if your Contract Value is reduced to zero due to withdrawals and/or adverse investment experience of the Subaccounts before the locked-in Growth
   Benefit is paid, we will make remaining payments from our general account.

When are LTC Benefits paid? LTC Benefits are paid monthly, and you tell us the monthly amount that you want to receive up to a maximum monthly amount over a designated period of time. If you are residing in a nursing home or are receiving hospice care, you may request monthly payments up to the full monthly maximum, described below. Contractowners in certain states may also request up to the full monthly maximum for assisted living services. However, if you are eligible and qualify for other qualified Long-Term Care Services (such as home health care or adult day care) but are not residing in a nursing home or receiving hospice care, you may only request up to 50% of the monthly maximum. Contractowners in the following states may only request up to 50% of the monthly maximum for assisted living services: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. See Determining LTC Benefits - Maximum Monthly Level Benefit and Maximum Monthly Growth Benefit for a more detailed description.

The Acceleration Benefit will be paid monthly over a period of time known as the "Acceleration Benefit Duration." The Acceleration Benefit Duration will be at least 24 months, but may be longer if you take payments in early Contract Years, or if you take less than the maximum permitted. After the Acceleration Benefit Duration ends, the Extension Benefit will then be paid over a period of time known as the "Extension Benefit Duration." The Extension Benefit Duration is twice the length of the Acceleration Benefit Duration. Growth Benefit payments are spread over both the Acceleration Benefit Duration and the Extension Benefit Duration. The Acceleration Benefit Duration and the Extension Benefit Duration together make up the LTC Benefit Duration. The Acceleration Benefit Duration and Extension Benefit Duration will usually run consecutively and without interruption unless you voluntarily elect to stop payments or become ineligible to receive LTC Benefits. The LTC Benefit Durations would resume if you elect to restart payments or become eligible to receive LTC Benefits.

On the contract date, the Acceleration Benefit Duration is 84 months (i.e., 7 years), so it would take you 84 months (e.g., 7 years) to receive the total Acceleration Benefit. However, the Acceleration Benefit Duration shortens each year until the 5th contract anniversary, when the Acceleration Benefit Duration will be its shortest duration of 24 months (i.e., 2 years). Equally important, as the Acceleration Benefit Duration shortens, the maximum monthly amounts under the LTC Rider increase. If you wait to request to begin receiving LTC Benefit payments until the 5th contract anniversary or after, you will maximize the monthly LTC Benefit payment available to you. For example, if you wait to request to begin receiving LTC Benefit payments until the 5th contract anniversary, the Acceleration Benefit Duration will be 24 months, and the Extension Benefit Period will be 48 months, or twice the Acceleration Benefit Period, making the LTC Benefit Duration 72 months. The Growth Benefit would be paid over all 72 months (over both the Acceleration Benefit Duration and the Extension Benefit Duration). If you take less than the maximum monthly amount (by choice or by the 50% limitation applied to non-nursing home/non-hospice care), you will extend the Acceleration Benefit Duration (and thus the Extension Benefit Duration).

How do withdrawals affect my LTC Benefits? The LTC Rider may permit limited withdrawals of Contract Value on an annual basis that will not impact your LTC Benefit payments. You may withdraw each year (and in addition to LTC Benefit payments, if you happen to be receiving these at the same time) up to 5% of the amount that your Contract Value exceeds the LTC Guaranteed Amount (if there is any such excess) as of the immediately preceding contract anniversary, without a decrease in the LTC Benefits. Such withdrawals are referred to as "Conforming Withdrawals." However, the amount of withdrawals that exceed 5% of any excess of the Contract Value over the LTC Guaranteed Amount will be an "Excess Withdrawal." This means if the LTC Guaranteed Amount is greater than or equal to the Contract Value on any contract anniversary, any withdrawal will be an Excess Withdrawal.

Excess Withdrawals will result in proportional reductions to all LTC Benefits by the same percentage that the Excess Withdrawal reduces the Contract Value. Excess Withdrawals may result in significant reductions of benefits under the LTC Rider and/or its termination. Accordingly, if you think that you may need to access your Contract Value through withdrawals, the LTC Rider may not be a good investment for you.

To further explain the application of this limitation to withdrawals, if you have not purchased the Growth Benefit option, you may be able to make Conforming Withdrawals if your Contract Value has grown above your Purchase Payments. However, accessing more than modest amounts (i.e., more than 5%) of those investment gains could have a significant negative impact on your LTC Benefits. If you elect the Growth Benefit option, on the other hand, you will not be able to make any Conforming Withdrawals and all withdrawals will be Excess Withdrawals that negatively impact your LTC Benefits. In addition, since Excess Withdrawals result in proportional reductions to all LTC Benefits, your LTC Benefits may be reduced by more than dollar for dollar when those benefits exceed the Contract Value. If you reach age 76 or the maximum LTC Guaranteed Amount limit of $800,000, however, you may be able to then begin making Conforming Withdrawals if your Contract Value exceeds the LTC Guaranteed Amount on the immediately preceding contract anniversary because the Growth Benefit no longer increases after this time. This maximum LTC Guaranteed Amount includes the combined LTC Guaranteed Amounts of all Lincoln Life variable annuity contracts (or contracts issued by our affiliates) owned by you.

If the LTC Guaranteed Amount is equal to or greater than your Contract Value on a contract anniversary, any withdrawal in that Contract Year will not be a Conforming Withdrawal. Any Excess Withdrawal that reduces the Contract Value to zero will terminate the LTC Rider and the only LTC Benefit that you may receive will be the Optional Nonforfeiture Benefit, if elected. See the Withdrawals section later in this discussion.

Are there any restrictions on how I invest my money if I purchase the LTC Rider? By purchasing the LTC Rider, you will be limited in how you can invest in the Subaccounts and the fixed account. Specifically, you may invest only pursuant to Investment Requirements as described in this prospectus. The Subaccounts eligible for investment are designed for steadier, but potentially more modest, investment performance than you may otherwise receive by investing in Subaccounts with more aggressive investment objectives. The fixed account will be available to you for dollar-cost averaging purposes only. When we determine you are eligible to receive LTC Benefits, we will move Contract Value equal to the LTC Guaranteed Amount into the LTC Fixed Account from which we will make Acceleration Benefit payments and, if elected, Growth Benefit payments. Accordingly, after that point, such transferred amounts will not participate in market performance, but will accrue interest.

What are the charges for the LTC Rider? While the LTC Rider is in effect, there is a charge that is deducted from the Contract Value on a quarterly basis (the "LTC Charge"). The LTC Charge consists of the sum of three charges: the Acceleration Benefit Charge, the Extension Benefit Charge, and the Optional Nonforfeiture Benefit Charge (if elected). The LTC Charge will be higher if you choose the Growth Benefit option because the Acceleration Benefit Charge percentage rate is higher for the Growth Benefit option than it is without it, and because the LTC Guaranteed Amount may also be higher if there is contract growth. The Extension Benefit Charge and the Optional Nonforfeiture Benefit Charge do not have guaranteed maximum annual percentage rates and may change at any time, subject to state regulatory approval. For more information, please see Expense Tables and Charges and Other Deductions - Rider Charges - Long-Term CareSM Advantage Charges.

Will I pay a surrender charge on LTC Benefit payments? LTC Benefit payments are not subject to any surrender charge. However, LTC Benefit payments will count against the contract's free withdrawal provision, which may impact whether surrender charges are applied to other withdrawals.

Can I add the LTC Rider to an existing contract? The LTC Rider may only be purchased at the time the contract is issued and is not available if you have already purchased a contract. The availability and certain options and features of the LTC Rider will depend upon your state's approval, and may not be available in some states. Check with your registered representative regarding the availability of the LTC Rider.

What if I decide to terminate the LTC Rider? The LTC Rider provides a nonforfeiture benefit if you terminate the LTC Rider in certain circumstances. There is a nonforfeiture benefit, called the "Contingent Nonforfeiture Benefit," provided without charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider due to a specified increase of the charge for the Extension Benefit. You may also choose to add an enhanced nonforfeiture benefit, called the "Optional Nonforfeiture Benefit," for an additional charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider for any reason after three years. The only difference between the two nonforfeiture benefits is the circumstances under which you may terminate the LTC Rider to receive the benefit. Under either nonforfeiture benefit you may receive an amount equal to the greater of one month's maximum monthly benefit or an amount equal to the sum of all Extension Benefit Charges and Optional Nonforfeiture Benefit Charges paid minus the amount of any Extension Benefits paid prior to the LTC Rider's termination. Termination of the LTC Rider does not terminate the underlying contract.

What are the risks associated with the LTC Rider? Some of the principal risks associated with the LTC Rider are:
 o You may never need long-term care. Thus, you may pay for a feature from which you never realize any benefits.
 o Even if you need long-term care, you may not qualify for LTC Benefits under the LTC Rider, or the LTC Benefits you receive may not cover all of the long-term expenses you incur since the maximum amount of LTC Benefit you may receive with the Growth Benefit is capped at $22,222 per month and $16,666 per month without the Growth Benefit, assuming you wait until after the 5th contract anniversary to receive LTC Benefits.
 o You may die before you obtain all the LTC Benefit payments to which you would otherwise be entitled. Remaining LTC Benefit payments that would have otherwise been payable, do not increase the amount paid on your death.
 o Your ability to withdraw Contract Value without substantially and irrevocably reducing your LTC Benefits will be limited. Accordingly, you should not purchase the LTC Rider if you anticipate taking withdrawals or needing more than limited access to your Contract Value. In general, if you elect the Growth Benefit option, you will not be able to make any withdrawals without permanently reducing your LTC Benefits. If you do not purchase the Growth Benefit, you will be able to make withdraws of up to 5% of the excess of your Contract Value over the LTC Guaranteed Amount annually without impacting your LTC Benefits. That restriction will exist until LTC Benefit payments are complete or the LTC Rider otherwise terminates.
 o You must wait at least one year before you can take LTC Benefit payments.
 o If you take LTC Benefit payments before the 5th contract anniversary, your monthly payments will be smaller and it will take you longer to receive the full amount of LTC Benefits than if you begin taking LTC Benefit payments after the 5th contract anniversary.
 o Even if you would otherwise be able to qualify for LTC Benefits, you may fail to file required forms or documentation and have your benefit denied or revoked.
 o Your variable Subaccount investments will be restricted to certain Subaccounts and in certain percentages if you purchase the LTC Rider; the Subaccounts are designed for steadier, but potentially more modest, investment performance that you may otherwise receive by investing in Subaccounts with more aggressive investment objectives.
 o If you begin taking LTC Benefit payments, your Contract Value to the extent of the LTC Guaranteed Amount will be transferred to the LTC Fixed Account, where it will not be insulated from the claims of our general creditors, will be subject to the claims paying ability of Lincoln Life, and will not participate in any market performance.

 o If you purchase the LTC Rider, you may not purchase any of the other Living Benefit Riders that we offer.

 o The Extension Benefit Charge and Optional Nonforfeiture Benefit Charge percentage rates are not subject to a maximum, and may increase significantly.
 o LTC Benefit payments may reduce your Death Benefit by deducting withdrawals in the same proportion that the withdrawal reduces the Contract Value.


Eligibility to Purchase the LTC Rider

Eligibility Requirements. If you wish to purchase the LTC Rider, you must meet certain eligibility requirements:
 o The LTC Rider must be purchased at the same time you purchase your contract. The LTC Rider cannot be added to existing contracts.
 o LTC Benefits are payable to the person insured under the LTC Rider (the "Covered Life"). The Covered Life must be the Contractowner and the Annuitant under the contract. If a grantor trust owns the contract, the Covered Life will be the Annuitant. There can only be one Covered Life. Thus, if the contract has joint owners, the Covered Life must be the primary owner.
 o The Covered Life must be at least 45 years of age and not older than 74 years of age on the contract date, unless the Growth Benefit option is elected, in which case the Covered Life may not be older than 69 years of age. We must confirm your eligibility through a verification process that includes a review of prescription medications that you are taking, or have taken in the past 5 years, and your medical history. Certain medical conditions or the use of certain medications or medical devices will disqualify you from being eligible to purchase the LTC Rider. Some of the types of medical conditions that will disqualify you from purchasing the rider are Cancer, Parkinson's Disease, Multiple Sclerosis, Heart Disease, Diabetes, Alzheimer's/Dementia, Bipolar Disorder, Schizophrenia, AIDS, Pulmonary Disorders, Kidney Disease, Liver Disease, Lupus, Rheumatoid Arthritis and Myasthenia Gravis as well as medications that are used to treat these conditions. This list is not exhaustive, there are other conditions and medications that are not included. We reserve the right to add or remove medical conditions and prescription drugs at our discretion.
 o You will be required to sign a waiver of confidentiality form that will allow us to conduct a third-party prescription drug screening at the time we process your application.

Issuance Procedures. We will notify you if we decline to issue the LTC Rider within 2 days of our receipt of your application that is in good order. We will not issue the LTC Rider if you do not meet the eligibility requirements. If we decline to issue the LTC Rider, we will still issue the annuity contract.

Required Signature. If the LTC Rider is issued, you will be required to sign and return one copy of a contract amendment to verify that the medical statements relating to your medical history that you provided upon application for the LTC Rider are true. The signed contract amendment must be returned to us within 45 days of the contract date. Failure to sign and return a signed copy of the contract amendment within 45 days of the contract date will result in an automatic termination of the LTC Rider. If the LTC Rider is terminated for failure to return the contract amendment, you will not be able to terminate the contract without penalty (because the free look period will have expired).


Limitations on Purchase Payments. The LTC Benefits will be calculated based upon the dollar amount of Purchase Payments made into the contract in the first 90 days after the contract date. No Purchase Payments may be made into the contract after 90 days from the contract date. The minimum Purchase Payment amount under a contract if you purchase the LTC Rider is $50,000 ($75,000 in South Dakota), and the maximum amount of cumulative Purchase Payments that can be made during that 90-day period is $400,000. There is no guarantee that the LTC Rider or certain options will be available for new purchasers in the future as we reserve the right to discontinue the LTC Rider at any time.

Limitations on Purchasing Other Riders. You may not purchase any other Living Benefit Rider otherwise available with your contract or any other living benefits that we may offer in the future while you own the LTC Rider. In addition, the EEB Death Benefit is not available with the LTC Rider.

Investment Restrictions. By purchasing the LTC Rider, you will be limited in how you can invest in the Subaccounts and the fixed account. You must allocate all of your Purchase Payments and Contract Value at all times in accordance with Investment Requirements. For details about these limitations, see The Contracts - Investment Requirements.



Eligibility to Receive LTC Benefit Payments

Establishing Initial Eligibility for LTC Benefits

You will not be eligible to receive LTC Benefit payments under the LTC Rider until after the first Contract Year. (Although we refer to the first contract anniversary throughout this discussion, this provision may vary by state.) After the first contract anniversary, you may start the process to request and receive LTC Benefits. You must take the following steps to start receiving LTC Benefit payments:


 PLEASE NOTE: The process to request LTC Benefits is involved and you should carefully consider that you may need substantial
 assistance from a family member or other trusted person to claim and obtain LTC Benefits once you are receiving long-term care.
 In this regard, our claims-processing department can help you if necessary. You should plan ahead to ensure that a person you
 trust has agreed to be responsible for completing the initial process, as well as the ongoing requirements, discussed below.



Step 1:   You must first notify us by phone at 800-487-1485, or send written notice to: PO Box 21008, Dept. 0514, Greensboro,
          NC
          27420-1008 of your intent to request LTC Benefits. We will process any notifications or requests for LTC Benefits submitted
          by you, or on your behalf by your legally authorized representative, which may include a court-appointed conservator or an
          individual acting under a valid power of attorney. Before starting the eligibility process we will verify that the first contract
          anniversary has passed.
Step 2:   Once we receive notification of your intent to request LTC Benefits, we will provide you with claims forms which will be
          used to determine your initial eligibility to receive LTC Benefits.
Step 3:   You must complete and submit the claims forms. This requires that you have a Licensed Health Care Practitioner certify in a
          written assessment that you are Chronically Ill and complete a Plan of Care for you, which is a written plan of care that is
          developed based on your written assessment and specifies the type, frequency and duration of all Long-Term Care
          Services
          you will need.

Step 4:   We will determine your eligibility based on the 1) assessment; 2) Plan of Care; and 3) whether you have been or will be
          receiving Long-Term Care Services covered by the LTC Rider due to you being Chronically Ill. Once we have determined your eligibility for benefits, we will send you a Request for Benefits form to be completed by you in order to receive LTC
          Benefits.
Step 5:   You must submit a Request for Benefits form within 90 days after we have determined that you are eligible for LTC
          Benefits.
          The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months.
Step 6:   You must satisfy the 90 day deductible period before any LTC Benefits will be paid. The 90-day deductible period is measured from the date you first receive Long-Term Care Services. See the Deductible Period paragraph later in this section.

Written Assessment. In order to determine whether you have been or will be receiving Long-Term Care Services due to being Chronically Ill, we require that a Licensed Health Care Practitioner certify, within the preceding 12 months, in a written assessment that you are Chronically Ill. You have a Chronic Illness if you require either: 1) substantial assistance with performing at least two of six Activities of Daily Living ("ADLs") for at least 90 days or; 2) substantial supervision to protect you from threats to health and safety due to severe cognitive impairment. Severe cognitive impairment is deterioration or loss of intellectual capacity that is:
 o Comparable to (and includes) Alzheimer's disease and similar forms of irreversible dementia; and
 o Is measured and confirmed by clinical evidence and standardized tests that reliably measure impairment in short-term or long-term memory; orientation as to person (such as who they are), place (such as their location), and time (such as day, date and year); and deductive or abstract reasoning, including judgment as it relates to safety awareness.

The written assessment will evaluate your ability to perform ADLs and/or your cognitive condition. You will be responsible for the cost of obtaining the initial and any subsequent assessments.


 A Licensed Health Care Practitioner is a physician (as defined in Section 1861(r)(1) of the Social Security Act, as amended); a
 registered professional nurse; a licensed social worker; or another professional individual who meets the requirements prescribed
 by the United States Secretary of the Treasury.



  The  ix Activities of Daily Living are:
  1.    Bathing - the ability to wash oneself by sponge bath, or in either a tub or shower, including the task of getting into or out of
       the tub or shower.
  2.    Continence - the ability to maintain control of bowel and bladder function, the ability to perform associated personal hygiene (including caring of a catheter or colostomy bag).
  3.    Dressing - the ability to put on or take off all items of clothing and any necessary braces, fasteners or artificial limbs.
  4.    Eating - the ability to feed oneself by getting food into the body from a receptacle (such as plate, cup or table) or by a
       feeding tube or intravenously.
  5.    Toileting - the ability to get to and from the toilet, get on or off the toilet, and perform associated personal hygiene.
  6.    Transferring - the ability to move oneself into or out of a bed, chair or wheelchair.

Plan of Care. The Licensed Health Care Practitioner must also complete a Plan of Care for you, which is a written plan of care that is developed based on the written assessment that you are Chronically Ill (as described in the preceding section) and specifies the type, frequency and duration of all Long-Term Care Services you will need. Long-Term Care Services are maintenance or personal care services, or any necessary diagnostic, preventive, therapeutic, curing, treating, mitigating, and rehabilitative service that is required because you are Chronically Ill and that are provided pursuant to a Plan of Care. The Long-Term Care Services include, but are not limited to, nursing home care, hospice care, adult day care, assisted living services, home health care and rehabilitative services as described in the Long-Term Care Coverage Endorsement. You will be responsible for the cost of obtaining the required Plan of Care. In order to receive LTC Benefits under the LTC Rider, you must follow the Plan of Care.

Exclusions and Limitations. The following are not Long-Term Care Services under the LTC Rider:
 o alcohol and drug treatment, unless the drug addiction is a result of medication taken in doses prescribed by a physician
 o care in a facility operated primarily for the treatment of mental or nervous disorders, other than qualifying stays or care resulting from a clinical diagnosis of Alzheimer's Disease or similar forms of irreversible dementia
 o treatment arising out of an attempt (while sane or insane) at suicide or an intentionally self-inflicted injury
 o treatment in government facilities, such as the healthcare facilities run by the Veterans Administration (unless exclusion of coverage is otherwise prohibited by law)
 o services for which benefits are available to you under Medicare or other governmental program (other than Medicaid), workers compensation laws, employer liability laws, occupational disease laws or motor vehicle no-fault laws
 o services or care provided to you outside the United States

 o all care and support services that are provided by immediate members of your family, whether paid or unpaid.

Deductible Period. You must satisfy the 90 day deductible period before any LTC Benefits will be paid. This means, you must wait 90 days after the date that you start to receive Long-Term Care Services covered under the LTC Rider before we will start paying LTC Benefits. For example, assume that you enter a nursing home on March 1 of a particular year after the first contract anniversary, due to not being able to perform two of the six ADLs. You notify us of your intent to request LTC Benefits on April 1. On April 8, you receive the claims forms from us. On May 1, we receive the completed claims forms, including the written assessment and Plan of Care. On May 10, we determine that your eligibility to receive LTC Benefits was March 1 and send you a Request for Benefits form. On May 20, we receive the completed Request for Benefits form. The deductible period would be 90 days from March 1 and will end as of May 29. We would start monthly LTC Benefit payments after May 29.

Requesting LTC Benefits. We will notify you in writing once we have determined your eligibility for benefits and will send you a Request for Benefits form to be completed by you in order to receive LTC Benefits. The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months. You will need to provide a new Request for Benefits form to continue to receive LTC Benefits beyond the period requested in the Request for Benefits form. This form will notify us of the dollar amount of LTC Benefit payments that you are requesting, where you would like us to pay them, and from whom you are receiving Long-Term Care Services. If the Request for Benefits form is not received within 90 days after we have determined that you are eligible for LTC Benefits, you will no longer be deemed eligible to receive LTC Benefits and the eligibility determination process will restart. See the Federal Taxation of this section for a discussion of the limits on the dollar amount of LTC Benefit payments.


 Please Note: The amount you request in LTC Benefits may be more or less that your actual expenses for Long-Term Care
 Services. The LTC Rider is not a reimbursement plan and does not depend on your actual expenses. However, if you receive
 amounts in excess of the IRS limit, those amounts may be taxable unless you have actually incurred long-term care expenses of
 that amount. See General Provisions - Federal Taxation.

Denial of LTC Benefits. We will notify you in writing if we deny any request for LTC Benefits. We will deny a request for LTC Benefits if we determine that you are not eligible to receive LTC Benefits as set forth in the preceding sections or if you have not fulfilled any of the requirements in order for us to determine your eligibility or process your request. You may request a review of our decision. A request for a review of a denial of a request for LTC Benefits must be in writing and must include any information that may support your request or eligibility status. The request for a review of a denial of a request for LTC Benefits must be submitted to us generally within 3 years (although this period may vary by the state the LTC Rider is issued in) after the time the request for LTC Benefits was filed. We will review your request for a review and provide a written decision, generally within 60 days after receiving it (although this period may vary because of a different requirement imposed by the state in which the LTC Rider is issued). There is no further review after we provide you with our written decision. If we determine that a request for LTC Benefits should have been granted we will pay you the LTC Benefits you should have received.


Establishing Continued Eligibility for LTC Benefits

Once you qualify and begin to receive LTC Benefit payments, you must take certain steps to continue to receive LTC Benefits. If you fail to take these steps, your LTC Benefits will stop, and you will have to reestablish your eligibility to restart LTC Benefit payments. You must take the following steps to continue receiving LTC Benefit payments:


Every Three Months:   You must submit a new Request for Benefits form, which must be received by us no earlier than 30 days prior
                      to the end of the current three-month period for which you are receiving LTC Benefits. We will provide you
                      with a new Request for Benefits form prior to the end of the current three-month period. If a new Request for
                      Benefits form is not submitted prior to the end of the current three month period for which you are receiving
                      LTC Benefits, we will automatically pay the LTC Benefit that you are receiving for an additional month.
                      If you
                      do not want to receive this payment you must contact us either by phone or in writing at the address or phone number provided above. LTC Benefits paid during that month will be equal to the amount of the most recent LTC Benefit payment paid to you. If we do not receive a Request for Benefits form within 90 days after
                      the three month period for which LTC Benefits were previously requested, you will have to reestablish your
                      eligibility to receive benefits. Request for Benefits form are always available by contacting us at
                      800-487-
                      1485.
Every Year:           At least once every 12 months after we have established your initial benefit eligibility, a Licensed
                      Health Care
                      Practitioner must (1) complete a new assessment on a form provided by us and again certify that you are
                      Chronically Ill, and that you are expected to remain Chronically Ill for at least 90 days, and (2) either prescribe
                      a new Plan of Care, or reconfirm the existing Plan of Care. We will provide you with a new assessment form
                      prior to the end of the current twelve-month period. The appropriate forms are always available by contacting
                      us at 800-487-1485.

Revocation of Eligibility for LTC Benefits. We will notify you in writing if we revoke your eligibility for LTC Benefits. You may request a review of our decision. We may revoke your eligibility if we determine that you are no longer eligible to receive LTC Benefits or should not have been found eligible to receive LTC Benefits. We may also revoke your eligibility for failure to follow any of the procedures as discussed above. A revocation of eligibility does not mean that you may be found eligible in the future. A request for a review of a revocation of eligibility must be in writing and must include any information that may support your request or eligibility status. The request for a review of a revocation of eligibility must be submitted to us generally within 3 years (although this period may vary because of a different requirement imposed by the state in which the LTC Rider is issued) after the time the last Request for Benefits form was filed. We will review your request for a review and provide a written decision within 60 days after receiving it. There is no further review after we provide you with our written decision. If we determine that we should not have revoked your eligibility we will pay you the LTC Benefits you should have received.


Verification of Continued Eligibility

At any time and as often as we reasonably require, we reserve the right to verify that all of the conditions for initial and ongoing eligibility are satisfied. Verification of your continued eligibility may include any or all of the following:
 o review of medical facts (including, but not limited to, medical files or diagnostic test results) to determine the extent of any Chronic Illness;
 o a physical examination at our expense by a physician of our choosing to determine that all of the criteria for eligibility are met;
 o requiring proof that you have received the prescribed care or support services.

If the Company is unable to verify that you are receiving Long-Term Care Services as set forth in the Plan of Care or that you are Chronically Ill, the Company will revoke your eligibility to receive LTC Benefits and reject any pending or subsequent request for benefits, and take action pursuant to the overpayment provision described below. Any subsequent determination of benefit eligibility will be treated as the initial determination of eligibility.


Overpayment of LTC Benefits

If you no longer meet the eligibility criteria or no longer wish to receive LTC Benefit payments, you will need to notify us by contacting us either by phone or in writing at the address or phone number provided above. Failure to notify us that you no longer meet the eligibility criteria may result in an overpayment. In the event we make an overpayment to you, we will notify you and request repayment. An overpayment could be made under an existing Request for Benefits after a Covered Life is no longer eligible to receive benefits or as a result of an administrative error in processing a request for benefits. If you receive an overpayment, it is your responsibility to return the amount of the overpayment within sixty days of our request. If you do not return the overpayment within 60 days of our request, we will deduct the amount of the overpayment from your future LTC Benefits, if any, or otherwise from any withdrawals, cash surrender, or Death Benefit proceeds.


Determining LTC Benefits

General Summary of LTC Benefits

Before delving into a more detailed discussion, we want to provide you with an overview of the basic choices you have relating to the LTC Rider, as well as a brief roadmap of the general concepts that impact your LTC Benefits.

Choices Under the LTC Rider. The amount of LTC Benefits that you may receive under the LTC Rider is dependent upon several choices that you make.
 o You will decide how much money to invest in the contract in order to fund the LTC Rider. The amount of the initial Purchase Payment and of any subsequent Purchase Payments made in the first 90 days after the contract date will determine the amount of Acceleration Benefits and Extension Benefits you may receive.
 o You will also choose whether you would like the opportunity to grow the LTC Benefits by choosing, for a higher charge, the Growth Benefit option.
 o You will choose whether to purchase for an additional cost the Optional Nonforfeiture Benefit option which provides an LTC Benefit if you terminate the LTC Rider under certain circumstances after the 3rd contract anniversary.
 o Once you are eligible to receive LTC Benefits, you will decide when and in what amounts up to certain limits you would like to receive monthly LTC Benefit payments. As long as you have met the conditions described earlier in this discussion (Eligibility for LTC Benefits), you may use the LTC Benefit payments for any purpose and may receive more than your actual expenses for LTC Services.

Roadmap of Important LTC Concepts. There are certain important features of the LTC Rider you need to understand. The following section summarizes these features.

As described above, there are two primary LTC Benefits: the Acceleration Benefit and the Extension Benefit. There is also an additional optional LTC Benefit - the Growth Benefit - that is available for an additional charge. All LTC Benefits are calculated based on the LTC Guaranteed Amount. The LTC Guaranteed amount is also important as it affects the charges you pay for the LTC Rider. See "LTC Charges" for additional information. The LTC Guaranteed Amount is equal to the Acceleration Benefit plus the Growth Benefit, if elected. However, you should understand that the LTC Guaranteed Amount is not available to you as a lump sum withdrawal or as a Death Benefit. See the discussion following this chart for a more detailed discussion of each LTC Benefit.


Acc leration Benefit
o   First payments made under the LTC Rider
o   Deducted from your Contract Value
o   Equals your initial Purchase Payment and any subsequent Purchase Payments made in the first 90 days
o   Paid monthly up to a monthly maximum amount (referred to as Maximum Monthly Level Benefit which is described in the
    Determining LTC Benefits-Maximum Monthly Level Benefit section)
o   Payments reduce the LTC Guaranteed Amount and Acceleration Benefit
o   If the Contract Value is reduced to zero, benefits are paid by us from our general account
o   Not affected by investment results
o   No surrender charges, although LTC Benefit payments will be applied against the contract's free withdrawal provision reducing the amount you may otherwise withdraw without a surrender charge.

                                       -


                                                   Extension Benefit
o   Second payments made under the LTC Rider once Acceleration Benefit is reduced to zero
o   Paid by us from our general account
o   Equals double the Acceleration Benefit as of the 90th day after the contract date
o   Paid monthly up to a monthly maximum amount (referred to as Maximum Monthly Level Benefit which is described in the
    Determining LTC Benefits-Maximum Monthly Level Benefit section)
o   Payments reduce the Extension Benefit
o   Not affected by investment results

                                       -


Gro th Benefit
o   May be purchased for an additional cost
o   Increases the LTC Guaranteed Amount annually by the amount of investment gain, if any, in the Subaccounts and any fixed account
o   Payments made in addition to Acceleration Benefit and Extension Benefit payments
o   Deducted from your Contract Value
o   Paid monthly up to a monthly maximum amount that is different from the monthly maximum amounts applicable to the
    Acceleration Benefit and Extension Benefit and that may increase but will never decrease based upon investment performance
o   Payments reduce the LTC Guaranteed Amount and Growth Benefit
o   If the Contract Value is reduced to zero, paid by us from our general account
o   Each annual step-up is not affected by subsequent investment results
o   No surrender charges, although LTC Benefit payments will be applied against the contract's free withdrawal provision reducing the amount you may otherwise withdraw without a surrender charge.

                                       -


Wit drawals
o   Permitted any time in addition to LTC Benefit payments
o   Will not decrease LTC Benefits (but will reduce Contract Value) to the extent annual withdrawals are less than or equal to
    5% of
    the excess amount, if any, of the Contract Value over the LTC Guaranteed Amount as of the immediately preceding contract anniversary
o   The amount of any withdrawal that exceeds 5% of the excess amount of the Contract Value over the LTC Guaranteed Amount will be an Excess Withdrawal (i.e., if the LTC Guaranteed Amount is greater than or equal to the Contract Value on any contract
    anniversary, any withdrawal will be an Excess Withdrawal)
o   If the Growth Benefit has been elected, ANY withdrawal is an Excess Withdrawal

                                                          Withdrawals
o   Excess Withdrawals result in proportional reductions to all LTC Benefits by the same percentage that the Excess Withdrawal reduces the Contract Value
o   Thus, if you purchase the Growth Benefit option, any withdrawal will be an Excess Withdrawal (unless you are age 76 or the maximum LTC Guaranteed Amount limit of $800,000 has been reached, and your Contract Value on the immediately preceding contract anniversary exceeds the LTC Guaranteed Amount)

Now that we have discussed the general important features that impact your LTC Benefits, we can engage in a more detailed discussion of how exactly these LTC Benefits are calculated.

Acceleration Benefit Payments

Once you become eligible to receive LTC Benefits and we make a determination of your eligibility, we will move your Contract Value to the extent of the LTC Guaranteed Amount to our LTC Fixed Account. Amounts allocated to the LTC Fixed Account will no longer have the ability to participate in market performance. See LTC Fixed Account for more information. We then pay you the Acceleration Benefit as monthly Acceleration Benefit payments during the Acceleration Benefit Duration. Each payment will be the amount you request up to the Maximum Monthly Level Benefit amount. See Determining LTC Benefits - Maximum Monthly Level Benefit below for a detailed description. The Acceleration Benefit is first paid from the Contract Value. Surrender charges are waived for all Acceleration Benefit payments. However, Acceleration Benefit payments will be applied against the contract's free withdrawal provision, which may impact whether surrender charges are applied to other withdrawals.


 Acceleration Benefit Duration = the period of time over which Acceleration Benefits are paid. If you have not received LTC Benefits
 prior to the 5th contract anniversary, the minimum Acceleration Benefit Duration will be
24 months (i.e., 2 years).



 Acceleration Benefit = the initial Purchase Payment, plus each subsequent Purchase
Payment made within the first 90 days after
 the contract date, less Excess Withdrawals (adjusted as described in this discussion), less Acceleration Benefit payments. If you
 have not elected the Growth Benefit, the LTC Guaranteed Amount equals the Acceleration
Benefit.



 Excess Withdrawals will reduce the LTC Guaranteed Amount and Acceleration Benefit by the
same percentage that the Excess
 Withdrawal reduces the Contract Value.

We promise that if your Contract Value is reduced to zero due to investment losses and there is a remaining amount of Acceleration Benefit, the remaining Acceleration Benefit payments will be paid from our assets and investments we hold in our general account, subject to the conditions discussed in this prospectus. Because we transfer Contract Value equal to the LTC Guaranteed Amount (or all Contract Value, if less) to the LTC Fixed Account (which is part of our general account) once you begin receiving payments, all Acceleration Benefit payments are subject to the claims of our general creditors and the claims paying ability of Lincoln Life. The Acceleration Benefit is not available as a lump sum withdrawal or as a Death Benefit.

Acceleration Benefit payments reduce the Acceleration Benefit, LTC Guaranteed Amount and Contract Value. Excess Withdrawals will reduce the Acceleration Benefit and LTC Guaranteed Amount by the same proportion that the Excess Withdrawal reduces your Contract Value. See Withdrawals for more information on Excess Withdrawals.

Once the Acceleration Benefit is reduced to zero, the Extension Benefit Duration will begin. In the last month that you receive an Acceleration Benefit payment, if the remaining amount of Acceleration Benefit is less than the Maximum Monthly Level Benefit amount, the payment that you receive will include the remaining Acceleration Benefit plus an amount of Extension Benefit to make the payment equal to the amount you have requested. The following month the LTC Benefit will be paid from the Extension Benefit.

Extension Benefit Payments

Once the Acceleration Benefit is reduced to zero and you are still requesting and otherwise eligible to receive LTC Benefit payments, we will start to pay you the Extension Benefit as monthly Extension Benefit payments. Extension Benefit payments are paid up to the Maximum Monthly Level Benefit amount. See "Determining LTC Benefits - Maximum Monthly Level Benefit" below for more details. The Extension Benefit is an obligation of Lincoln Life subject to the claims-paying ability of Lincoln Life and is supported by the general account, not by your Contract Value. We promise to pay the Extension Benefit during the Extension Benefit Duration subject to the conditions discussed in this prospectus. The Extension Benefit is not available as a lump sum withdrawal or as a Death Benefit.


 Extension Benefit Duration = the period of time over which Extension Benefits are paid.
The Extension Benefit Duration is initially
 twice the length of the Acceleration Benefit Duration. If you have not received LTC
Benefits prior to the 5th contract anniversary, the
 minimum Extension Benefit Duration will be 48 months (i.e., 4 years).

 Extension Benefit = twice the initial Acceleration Benefit ( Purchase Payments within the first 90 days after the contract date), less
 Excess Withdrawals (as adjusted), less Extension Benefit payments.



 Excess Withdrawals will reduce the LTC Guaranteed Amount and Extension Benefit by the
same percentage that the Excess
 Withdrawal reduces the Contract Value.



 Example: The following example shows the calculation of the LTC Guaranteed Amount, the
  Acceleration Benefit and the
Extension
 Benefit as of the contract date, and the recalculation of those amounts after a subsequent Purchase Payment is made prior to
the
 90th day after the contract date.
 Initial Purchase Payment January 1 (contract date equals January 1):
 Contract Value January 1:
 LTC Guaranteed Amount January 1 (equals initial Purchase Payment):
 Acceleration Benefit January 1 (equals LTC Guaranteed Amount):
 Extension Benefit January 1 (2 x $100,000 Acceleration Benefit):
 Contract value February 1 prior to subsequent Purchase Payment:
 Subsequent Purchase Payment received February 1:
 LTC Guaranteed Amount after subsequent Purchase Payment

                                                                                            ($100,000 LTC Guaranteed Amount +
                                                                                           $100,000 subsequent Purchase Payment
                                                                                           made within 90 days of
                                                                                           contract date):
 Acceleration Benefit after subsequent Purchase Payment:
 Extension Benefit after subsequent Purchase Payment

                                                                                            (2 x $200,000 Acceleration
                                                                                           Benefit):
 Contract Value after additional Purchase Payment:



 Example: The following example shows the calculation of the LTC Guaranteed Amount, the Acceleration
Benefit and the Extension
 Benefit as of the contract date, and the recalculation of those amounts after a subsequent Purchase
Payment is made prior to the
 90th day after the contract date.
 Initial Purchase Payment January 1 (contract date equals January 1):                       $100,000
 Contract Value January 1:                                                                  $100,000
 LTC Guaranteed Amount January 1 (equals initial Purchase Payment):                         $100,000
 Acceleration Benefit January 1 (equals LTC Guaranteed Amount):                             $100,000
 Extension Benefit January 1 (2 x $100,000 Acceleration Benefit):                           $200,000
 Contract value February 1 prior to subsequent Purchase Payment:                            $110,000
 Subsequent Purchase Payment received February 1:                                           $100,000
 LTC Guaranteed Amount after subsequent Purchase Payment
                                                                                            $200,000
 Acceleration Benefit after subsequent Purchase Payment:                                    $200,000
 Extension Benefit after subsequent Purchase Payment
                                                                                            $400,000
 Contract Value after additional Purchase Payment:                                          $210,000

Maximum Monthly Level Benefit

The Maximum Monthly Level Benefit is the monthly limit for Acceleration and Extension Benefits that may be paid to you under the LTC Rider. The Maximum Monthly Level Benefit is calculated on the contract date and each contract anniversary up to, and including, the 5th contract anniversary. Because the maximum monthly amount is based upon the number of months over which the Acceleration Benefits are paid, the maximum monthly amount is lowest on the first contract anniversary and is recalculated and increases every year you wait to request LTC Benefits up to 5th contract anniversary. If you receive LTC Benefit payments prior to the 5th contract anniversary, the maximum monthly amount will be lower than if you wait until after five years after the contract date. We promise that the total amount of LTC Benefits available will be the same, but will be paid out over a longer time period (as long as you are alive) and at a lower monthly maximum amount.


 Maximum Monthly Level Benefit = the remaining Acceleration Benefit divided by the number of months of remaining Acceleration
 Benefit Duration. For example, if the Acceleration Benefit is $200,000 and the
Acceleration Benefit Duration as of the 5th contract
 anniversary was 24 months, the Maximum Monthly Level Benefit would be $8,333.33
($200,000/24).

Excess Withdrawals will reduce the Maximum Monthly Level Benefit amount by the same percentage the Excess Withdrawal reduces the Contract Value. See Withdrawals. All other withdrawals and LTC Benefit payments will not change the Maximum Monthly Level Benefit amount. The Maximum Monthly Level Benefit amount does not include Growth Benefits.


                                      IMPORTANT NOTE:
 We designed the LTC Rider to function most optimally if you do not start receiving LTC
Benefits until on or after the 5th contract
 anniversary. After the 5th contract anniversary, you can maximize your monthly LTC
Benefit payments and receive those payments
 over the shortest period of time (giving you access to the money we pay from our general account during the Extension Benefit
 period earlier relative to when you begin taking LTC Benefit payments and over a shorter period of time). This discussion
 assumes that you do not begin taking LTC Benefit payments until after the 5th contract anniversary. However, because we
 wanted to provide you with the flexibility to begin taking LTC Benefit payments prior to the 5th contract anniversary if the need
 arises, we will highlight the impact of taking LTC Benefit payments earlier in a later section. See "Determining LTC Benefits -
 Electing to Receive LTC Benefits Before the 5th Contract Anniversary."

Whether you can request all of the Maximum Monthly Level Benefit (after the required waiting period and fulfilling all other applicable requirements to receive LTC Benefits) will depend on whether you are residing in a "nursing home" or are receiving "hospice care"

(which may be received in your home or in a hospice care facility). Both of these terms, and other qualified Long-Term Care services, are defined in the Long-Term Care Coverage Endorsement form; the actual terms and definitions may vary because of requirements imposed by the particular state in which the LTC Benefit was issued. The following chart shows the amount you may request in LTC Benefits.


Type of Long-Term Care Services                                         Amount of Monthly Benefit You Can Request
 If you are residing in a nursing home or are receiving hospice care:   You may request an amount up to the Maximum Monthly
                                                                        Level
                                                                        Benefit amount. Contractowners with contracts issued in
                                                                        certain
                                                                        states not listed below may also request up to the
                                                                        Maximum
                                                                        Monthly Level Benefit amount if they are in an assisted
                                                                        living
                                                                        facility.
 If you are eligible and qualify for other qualified Long-Term Care     You may request only up to 50% of the Maximum Monthly
                                                                        Level
 Services (such as but not limited to home health care, adult day       Benefit amount*. If upon commencement of a month you
                                                                        qualify to
 care, assisted living services), but are not residing in a nursing     receive up to 50% of the Maximum Monthly Level Benefit
                                                                        amount
 home or receiving hospice care:                                        and during that month you enter a nursing home or start
                                                                        to receive
                                                                        hospice care, you will qualify to receive up to 100% of
                                                                        the
                                                                        Maximum Monthly Level Benefit amount the following
                                                                        month.


* Contractowners whose contracts were issued in the following states may only request up to 50% of the Maximum Monthly Level Benefit amount for assisted living services: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. Contractowners in all other states may request up to 100% of the Maximum Monthly Level Benefit amount for assisted living services.


The Maximum Monthly Level Benefit amount will not change after the 5th contract anniversary unless you make an Excess Withdrawal (as described below). If, after the 5th contract anniversary, you receive less than the Maximum Monthly Level Benefit amount in any given month, the Maximum Monthly Level Benefit amount will not be increased, but the minimum Acceleration Benefit Duration or minimum Extension Benefit Duration will be increased and will equal the remaining Acceleration Benefit or Extension Benefit divided by the Maximum Monthly Level Benefit amount.


 Example: The following is an example of how taking less than the Maximum Monthly Level
  Benefit impacts future
Maximum
 Monthly Level Benefit amounts and extends the Acceleration Benefit Duration and
  Extension Benefit Duration. This example
also
 illustrates how the Maximum Monthly Level Benefit does not change after the 5th Contract
  Year. Assume LTC Benefit
payments
 begin after the 5th contract anniversary and the owner receives 50% of the Maximum
  Monthly Level Benefit each
month.
 On 5th contract anniversary:
 Acceleration Benefit:
 Acceleration Benefit Duration:
 Extension Benefit:
 Extension Benefit Duration:
 Maximum Monthly Level Benefit: ($100,000/24)
 Monthly LTC Benefit payment (50% of $4,166.67)
 On the 6th contract anniversary:
 Remaining Acceleration Benefit:

                                                                                            ($100,000 - LTC Benefit payments of
                                                                                           $25,000 ($2,083.33 x 12))
 Remaining Acceleration Benefit Duration

                                                                                            (assuming the Contractowner
                                                                                           continues to receive 50% of the
                                                                                           Maximum Monthly Level Benefit):
                                                                                           ($75,000 /
                                                                                           $2,083.33)
 Remaining Acceleration Benefit Duration

                                                                                            (if the Contractowner begins
                                                                                           receiving 100% of the Maximum
                                                                                           Monthly Level Benefit): ($75,000 /
                                                                                           $4,166.67)
 Remaining Extension Benefit:
 Remaining Extension Benefit Duration

                                                                                            (assuming the Contractowner
                                                                                           continues to receive 50% of the
                                                                                           Maximum Monthly Level Benefit each
                                                                                           year):
                                                                                           ($200,000 / $2,083.33)
 Remaining Acceleration Benefit Duration

                                                                                            (if the Contractowner begins
                                                                                           receiving 100% of the Maximum
                                                                                           Monthly Level Benefit): ($200,000 /
                                                                                           $4,166.67)



 Example: The following is an example of how taking less than the Maximum Monthly Level Benefit impacts future Maximum
 Monthly Level Benefit amounts and extends the Acceleration Benefit Duration and Extension Benefit
Duration. This example also
 illustrates how the Maximum Monthly Level Benefit does not change after the 5th Contract Year. Assume
LTC Benefit payments
 begin after the 5th contract anniversary and the owner receives 50% of the Maximum Monthly Level Benefit each month.
 On 5th contract anniversary:
 Acceleration Benefit:                                                                       $100,000
 Acceleration Benefit Duration:                                                             24 months
 Extension Benefit:                                                                          $200,000
 Extension Benefit Duration:                                                                48 months
 Maximum Monthly Level Benefit: ($100,000/24)                                               $4,166.67
 Monthly LTC Benefit payment (50% of $4,166.67)                                             $2,083.33
 On the 6th contract anniversary:
 Remaining Acceleration Benefit:
                                                                                              $75,000
 Remaining Acceleration Benefit Duration
                                                                                            36 months
 Remaining Acceleration Benefit Duration
                                                                                            18 months
 Remaining Extension Benefit:                                                                $200,000
 Remaining Extension Benefit Duration
                                                                                            96 months
 Remaining Acceleration Benefit Duration
                                                                                            48 months

Special Considerations When Determining the Amount of Benefits to Request: Keep in mind that you may use the LTC Benefit payments for any purpose and may request more than your actual expenses for Long-Term Care Services (subject to the maximums discussed above). When determining the amount of the LTC Benefit to request, however, there are a number of factors you may want to take into account.

During the Acceleration Benefit Duration, for example, you may want to consider the actual cost of your care and the expected length of your care, the chance that you may not live long enough to receive all the LTC Benefit payments, and the need for Death Benefit and/or annuity features under your contract. During the Acceleration Benefit Duration, taking less than the maximum amount of the Acceleration Benefit to which you are entitled will extend the Acceleration Benefit Duration (and thus will extend the beginning of the Extension Benefit Duration, when LTC Benefits are being paid out of our assets). (As discussed below, not taking Growth Benefit payments will not extend the Acceleration Benefit Duration.) If the cost of any qualified Long-Term Care Services that you are receiving is less than the maximum you can request and you anticipate needing money for Long-Term Care Services for a longer period of time than the LTC Benefit Duration, then you may want to consider taking less than the maximum amount. Taking less than the maximum has the advantage of extending your benefits over a longer time period and/or allowing you to retain your Death Benefit and annuity options (which are reduced by withdrawals including LTC Benefit payments and thus will not be reduced as quickly), but has the disadvantage of there being a greater chance that you may not live long enough to receive all or as many LTC Benefit payments.

Once you are in the Extension Benefit Duration, when LTC Benefits are being paid out of our assets, it is almost universally better to take your maximum permitted amount each month, in case of death prior to all LTC Benefit payments being made.

In all cases, you should also consider the limits imposed under IRS rules. See General Provisions - Federal Taxation below.

Growth Benefit Option

At the time you purchase the Rider, you will choose whether to add the Growth Benefit option. The Growth Benefit option may not be added after the LTC Rider is issued. The Growth Benefit option may provide an additional amount of LTC Benefit from investment gains in the Subaccounts and fixed account. The Growth Benefit is paid as monthly Growth Benefit payments up to the Maximum Monthly Growth Benefit amount.

Growth Benefit payments may be paid in addition to Acceleration Benefit payments and Extension Benefit payments and are paid during both the Acceleration Benefit Duration and the Extension Benefit Duration. Thus, while your initial Purchase Payment (and any subsequent Purchase Payment made during the first 90 days up to the applicable maximum limit) is returned to you over the Acceleration Benefit Duration, your Growth Benefit is spread over both the Acceleration Benefit Duration and the Extension Benefit Duration. After the Extension Benefit is reduced to zero and if there is any remaining LTC Guaranteed Amount, you may continue to receive Growth Benefits, if otherwise eligible, until the LTC Guaranteed Amount is reduced to zero. At such point, Growth Benefit payments will no longer be subject to the Maximum Monthly Growth Benefit limit (i.e., you can request a lump sum of any remaining LTC Guaranteed Amount).

Surrender charges are waived for all Growth Benefit payments. However, Growth Benefit payments will be applied against the contract's free withdrawal provision, which may impact whether surrender charges are applied to other withdrawals.

On each contract anniversary until you reach age 76, the LTC Guaranteed Amount may increase to an amount equal to the Contract Value, if higher, due to Automatic Step-ups, up to the maximum LTC Guaranteed Amount limit of $800,000 (referred to as the Automatic Step-up). The Growth Benefit is equal to the difference between the LTC Guaranteed Amount and the Acceleration Benefit, if any. On the contract date, the Growth Benefit is zero. The Growth Benefit will be calculated on each contract anniversary or at the time of an Excess Withdrawal.


 Automatic Step-Ups = On each contract anniversary, the LTC Guaranteed Amount will automatically step up to the Contract
Value
 as of the contract anniversary if:
 o                                                                                          The Covered Life is still living
                                                                                           and under age 76;
 o                                                                                          The Contract Value on that contract
                                                                                           anniversary is greater than the LTC
                                                                                           Guaranteed Amount; and
 o                                                                                          The maximum LTC Guaranteed Amount
                                                                                           limit has never been reached.



 Excess Withdrawals will reduce the LTC Guaranteed Amount and Growth Benefit by the same percentage that the Excess
 Withdrawal reduces the Contract Value.

Once you begin receiving LTC Benefit payments, we transfer Contract Value to the LTC Fixed Account (which is part of our general account) equal to the LTC Guaranteed Amount (or the Contract Value, if less). Each contract anniversary thereafter, we transfer to the LTC Fixed Account the amount by which the LTC Guaranteed Amount "stepped up" that year. See LTC Fixed Account for additional information. Because your Contract Value will be earning fixed interest in the LTC Fixed Account and will no longer be participating in any investment performance in the separate account, there is very little likelihood that the Automatic Step-ups will continue to increase the LTC Guaranteed Amount while you are receiving LTC Benefits even though you will still be paying an increased Acceleration Benefit Charge for the Growth Benefit. Thus if you purchase the Growth Benefit, you should allow sufficient time before you anticipate needing LTC Benefits to allow the Automatic Step-ups to increase the LTC Guaranteed Amount and should not purchase it if you anticipate needing LTC Benefit within a short time-frame.

You will pay a higher LTC Charge for the Growth Benefit option than for the Level Benefit option. In addition, when deciding whether to purchase the Growth Benefit option, you should consider that under the Growth Benefit option, any withdrawal will be an Excess Withdrawal. However, if the maximum LTC Guaranteed Amount limit of $800,000 has been reached or you are age 76 or older, and your Contract Value exceeds the LTC Guaranteed Amount on a contract anniversary, you may withdraw an amount up to the Conforming Withdrawal amount. See Withdrawals for an example of how an Excess Withdrawal reduces the LTC Guaranteed Amount.

Once the maximum LTC Guaranteed Amount limit has been reached or you are age 76 or older, you will not receive any further Automatic Step-ups of the LTC Guaranteed Amount (even if it later declines due to Excess Withdrawals or LTC Benefit payments). Contract Value in excess of the maximum LTC Guaranteed Amount will not provide any additional Growth Benefit.


 Example: Following is an example of how the Automatic Step-ups will work through the first three contract
anniversaries
 (assuming no withdrawals).
 Total Purchase Payments added to the contract as of 90th day after the contract date:
 LTC Guaranteed Amount as of 90th day after the contract date equals total Purchase
  Payments made into
the
 contract:
 Acceleration Benefit as of 90th day after the contract date:
 Total Contract Value on 1st contract anniversary reflecting investment gain:
 New LTC Guaranteed Amount on 1st contract anniversary:

                                                                                            (LTC Guaranteed Amount steps up
                                                                                           since $225,000 is greater than LTC
                                                                                           Guaranteed Amount of $200,000)
 Growth Benefit on 1st contract anniversary

                                                                                            ($225,000 LTC Guaranteed Amount -
                                                                                           $200,000 Acceleration Benefit):
 Total Contract Value on 2nd contract anniversary reflecting investment loss from previous contract
anniversary
                                                                                            ($225,000 LTC Guaranteed Amount
                                                                                           does not change as the Contract
                                                                                           Value of $218,000 is less; $25,000
                                                                                           Growth Benefit does not change):
 Total Contract Value on 3rd contract anniversary reflecting investment gain from previous contract
anniversary:
 New LTC Guaranteed Amount

                                                                                            (LTC Guaranteed Amount steps up as
                                                                                           $240,000 is greater than LTC
                                                                                           Guaranteed Amount of $225,000):
 Growth Benefit on 3rd contract anniversary

                                                                                            ($240,000 LTC Guaranteed Amount -
                                                                                           $200,000 Acceleration Benefit):



 Example: Following is an example of how the Automatic Step-ups will work through the first three contract anniversaries
 (assuming no withdrawals).
 Total Purchase Payments added to the contract as of 90th day after the contract date:      $200,000
 LTC Guaranteed Amount as of 90th day after the contract date equals total Purchase         $200,000
Payments made into the
 contract:
 Acceleration Benefit as of 90th day after the contract date:                               $200,000
 Total Contract Value on 1st contract anniversary reflecting investment gain:               $225,000
 New LTC Guaranteed Amount on 1st contract anniversary:
                                                                                            $225,000
 Growth Benefit on 1st contract anniversary
                                                                                            $ 25,000
 Total Contract Value on 2nd contract anniversary reflecting investment loss from previous contract anniversary
                                                                                            $218,000
 Total Contract Value on 3rd contract anniversary reflecting investment gain from previous  $240,000 contract anniversary:
 New LTC Guaranteed Amount
                                                                                            $240,000
 Growth Benefit on 3rd contract anniversary
                                                                                            $ 40,000

You may choose to irrevocably terminate the Automatic Step-ups if you believe that you have sufficient LTC Benefits to cover your needs and do not want or need to further increase the LTC Benefits. You may terminate Automatic Step-ups after the 5th contract anniversary by notifying us in writing at least 30 days prior to the next contract anniversary. By choosing to terminate the Automatic Step-ups, the LTC Guaranteed Amount will no longer step up to the Contract Value, if higher. You will still pay the higher Acceleration Benefit Charge associated with the Growth Benefit if you terminate automatic step-ups. However, the charge will not increase as the LTC Guaranteed Amount (which the charge is based on) will no longer increase because of step-ups to the Contract Value. See Charges and Other Deductions - Rider Charges - Long-Term CareSM Advantage Charge.

Growth Benefit payments reduce the Growth Benefit, the LTC Guaranteed Amount, and the Contract Value by the dollar amount of the payment. Excess Withdrawals reduce the Growth Benefit by the same percentage that the Excess Withdrawal amount reduces the Contract Value. This means that the reduction in the Growth Benefit could be more than the dollar amount withdrawn. Because we transfer Contract Value equal to the LTC Guaranteed Amount (or all Contract Value, if less) to the LTC Fixed Account once you begin receiving payments and each contract anniversary thereafter, all Growth Benefit payments are subject to claims of our general creditors and to the claims paying ability of Lincoln Life.

Maximum Monthly Growth Benefit

The Maximum Monthly Growth Benefit amount is the maximum amount of Growth Benefit that may be paid in any calendar month. The Maximum Monthly Growth Benefit amount is recalculated each contract anniversary and upon an Excess Withdrawal. The calculation of the Maximum Monthly Growth Benefit amount is based on payment of the Growth Benefit over both the Acceleration and Extension Benefit Durations.

Under the formula, we determine how many months of Acceleration and Extension Benefit payments are remaining by dividing the total remaining Acceleration and Extension Benefits by the Maximum Monthly Level Benefit amount. Then the Growth Benefit is divided over this same number of months.

 The Maximum Monthly Growth Benefit amount = [i - ((ii + iii) - iv)] where:
         (i)   equals the Growth Benefit on the contract anniversary;
      (ii)     equals any remaining Acceleration Benefit on the contract anniversary;
     (iii)     equals any remaining Extension Benefit on the contract anniversary; and
      (iv)     equals the Maximum Monthly Level Benefit amount on the contract anniversary.

When you make a request for benefits, you may request an amount up to the Maximum Monthly LTC Benefit amount. You will receive a single monthly LTC Benefit payment that will include the Growth Benefit payment, in addition to either the Acceleration Benefit payment or Extension Benefit payment. We deduct your request first from the Acceleration Benefit (during the Acceleration Benefit Duration) or Extension Benefit (during the Extension Benefit Duration) up to the Maximum Monthly Level Benefit (which is the maximum amount you could request if you did not have the Growth Benefit option). Any amount requested above that amount will be deducted from the Growth Benefit up to the Maximum Monthly LTC Benefit amount. Thus, no Growth Benefit payments will be made unless you are requesting more than the Maximum Monthly Level Benefit amount available to you for that month. However, any unused Growth Benefit Payments can be used once the Maximum Growth Benefit Monthly payment is recalculated.


 Maximum Monthly LTC Benefit amount = the Maximum Monthly Level Benefit amount plus the
Maximum Monthly Growth Benefit
 amount

Whether you can request all of the Maximum Monthly LTC Benefit will depend on whether you are residing in a nursing home or receiving hospice care:


Type of Long-Term Care Services                                         Amount of Monthly Benefit You Can Request
 If you are residing in a nursing home or are receiving hospice care:   You may request an amount up to the Maximum Monthly LTC
                                                                        Benefit amount. Contractowners with contracts issued in
                                                                        certain
                                                                        states not listed below may also request up to the
                                                                        Maximum
                                                                        Monthly LTC Benefit amount if they are in an assisted
                                                                        living facility.
 If you are eligible and qualify for other qualified Long-Term Care     You may request only up to 50% of the Maximum Monthly
                                                                        LTC
 Services (such as but not limited to home health care, adult day       Benefit amount*. If upon commencement of a month you
                                                                        qualify to
 care, assisted living services), but are not residing in a nursing     receive up to 50% of the Maximum Monthly LTC Benefit
                                                                        amount
 home or receiving hospice care:                                        and during that month you enter a nursing home or start
                                                                        to receive
                                                                        hospice care, you will qualify to receive up to 100% of
                                                                        the
                                                                        Maximum Monthly LTC Benefit amount the following month.


*Contractowners whose contracts were issued in the following states may only request up to 50% of the Maximum Monthly LTC Benefit amount for assisted living services: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. Contractowners in all other states may request up to 100% of the Maximum Monthly Level Benefit amount for assisted living services.



 Example: The following is an example of how the Maximum Monthly Growth Benefit amount,
  Maximum Monthly Level
Benefit
 amount and the Maximum Monthly LTC Benefit are calculated on the 5th contract anniversary with growth of the Contract
Value
 from investment gains of $20,000 and assuming $100,000 Purchase Payments were made prior to 90th day after the contract
date.
 Acceleration Benefit on 5th contract anniversary:
 Extension Benefit on 5th contract anniversary:
 Contract Value on 5th contract anniversary:
 LTC Guaranteed Amount on 5th contract anniversary steps-up to Contract Value of $120,000:
 Growth Benefit

                                                                                            ($120,000 LTC Guaranteed Amount -
                                                                                           $100,000 Acceleration Benefit):
 Maximum Monthly Level Benefit

                                                                                            ($100,000 - 24 months of
                                                                                           Acceleration Benefit Duration left):
 Maximum Monthly Growth Benefit

                                                                                            [($20,000 Growth Benefit -
                                                                                           (($100,000 Acceleration Benefit +
                                                                                           $200,000 Extension Benefit) -
                                                                                           $4,166.67
                                                                                           Maximum Monthly Level Benefit)]:
 Maximum Monthly LTC Benefit ($4,166.67 + $277.78):



 Example: The following is an example of how the Maximum Monthly Growth Benefit amount, Maximum Monthly
Level Benefit
 amount and the Maximum Monthly LTC Benefit are calculated on the 5th contract anniversary with growth of the Contract Value
 from investment gains of $20,000 and assuming $100,000 Purchase Payments were made prior to 90th day after the contract date.
 Acceleration Benefit on 5th contract anniversary:                                           $100,000
 Extension Benefit on 5th contract anniversary:                                              $200,000
 Contract Value on 5th contract anniversary:                                                 $120,000
 LTC Guaranteed Amount on 5th contract anniversary steps-up to Contract Value of $120,000:   $120,000
 Growth Benefit
                                                                                              $20,000
 Maximum Monthly Level Benefit
                                                                                            $4,166.67
 Maximum Monthly Growth Benefit
                                                                                              $277.78
 Maximum Monthly LTC Benefit ($4,166.67 + $277.78):                                         $4,444.45


Special Considerations When Determining the Amount of Benefits to Request: If you receive less than the Maximum Monthly Growth Benefit amount, the unused Growth Benefit for that month will not be available for the remainder of that Contract Year. On the next contract anniversary, the remaining Growth Benefit for the prior year will carry over and the Growth Benefit and the Maximum

Monthly Growth Benefit amount will be recalculated, and will increase, as stated above. Taking less than the Maximum Monthly Growth Benefit amount will not extend the Acceleration Benefit Duration or Extension Benefit Duration. This calculation is intended to permit you to take your remaining Growth Benefit over the same period you will receive your remaining Acceleration Benefit plus your Extension Benefit. Any Growth Benefit remaining at the end of the Extension Benefit Duration will continue to be available to you as LTC Benefit payments until exhausted, and will not be subject to a monthly maximum limit.


 Example: Continuing the prior example if, during the first six months of the Contract
Year, you requested that you be paid the
 entire Maximum Monthly Growth Benefit each month and then for the other six months you requested no Growth Benefit, there
 will be unused Growth Benefit for that contract year of $1,666.68 ($277.78 Maximum
Monthly Growth Benefit x 6 months). On the
 next contract anniversary, the Maximum Monthly Growth Benefit will increase because there was unused Growth Benefit during
 the current Contract Year.

Electing to Receive LTC Benefits Before the 5th Contract Anniversary

As we previously mentioned, we designed the LTC Rider to function most optimally if you do not start receiving LTC Benefits until on or after the 5th contract anniversary. The LTC Rider is designed to provide the highest amount of monthly LTC Benefits if you wait until after the 5th contract anniversary to receive LTC Benefit payments, though no matter when you start to receive LTC Benefit payments, we promise to pay you the same overall amount of LTC Benefits. The preceding discussion assumed that you do not begin taking LTC Benefit payments before the 5th contract anniversary. However, you have the flexibility to begin taking LTC Benefit payments prior to the 5th contract anniversary if the need arises. This section highlights the impact of taking LTC Benefit payments earlier.

When you purchase the LTC Rider, the LTC Benefit Duration is equal to 252 months and is comprised of 84 months (i.e., 7 years) of Acceleration Benefit Duration plus 168 months (i.e., 14 years) of Extension Benefit Duration. If you have not received LTC Benefits, on each contract anniversary up to the 5th contract anniversary, we will recalculate the LTC Benefit Duration by subtracting 12 months from the Acceleration Benefit Duration and 24 months from the Extension Benefit Duration. This is important because the Acceleration Benefits and the Extension Benefits are paid monthly up to the Maximum Monthly Level Benefit amount and the Maximum Monthly Level Benefit amount is calculated based on the number of months remaining in the Acceleration Benefit Duration or Extension Benefit Duration.

The following chart illustrates how the LTC Benefit Durations decrease each year that you wait to receive LTC Benefit payments up to the 5th contract anniversary. You should refer to this chart and carefully consider the information contained in the chart in order to determine the minimum Acceleration Benefit Duration and the minimum Extension Benefit Duration based on the Contract Year you start to submit requests for LTC Benefits.


                       LTC Benefit Duration Chart
 Contract Year of First      Acceleration       Extension      Total LTC
   Request for Maximum          Benefit          Benefit        Benefit
  Level Benefit amounts        Duration         Duration        Duration
           1*                 84 months       168 months      252 months
            2                 72 months       144 months      216 months
            3                 60 months       120 months      180 months
            4                 48 months        96 months      144 months
            5                 36 months        72 months      108 months
           6+                 24 months        48 months       72 months

* You may not receive LTC Benefit payments prior to the first contract anniversary and satisfaction of the 90-day Deductible Period.


When a benefit payment less than the Maximum Monthly Level Benefit amount is made prior to the 5th contract anniversary, we will recalculate your Maximum Monthly Level Benefit amount and it will increase, but we will not extend the Acceleration Benefit Duration. Accordingly, if you receive less than the Maximum Monthly Level Benefit amount in any Contract Year prior to the 5th contract anniversary, the Maximum Monthly Level Benefit will be recalculated on the contract anniversary and will increase. In addition, the minimum Extension Benefit Duration will be recalculated on the contract anniversary and will decrease due to the higher Maximum Monthly Level Benefit amount. The Extension Benefit Duration will be recalculated to equal the Extension Benefit divided by the recalculated Maximum Monthly Level Benefit.


Example: The following chart provides an example of how the Maximum Monthly Level Benefit (annualized) increases each year that you wait to start receiving Acceleration Benefit payments up to the 5th contract anniversary. This chart illustrates a Purchase Payment of $100,000, resulting in an Acceleration Benefit of $100,000 as of the Contract Year when you start to receive Acceleration Benefit payments. The example also assumes you have chosen the Level Benefit option and that the Maximum Monthly Level Benefit amount is taken each Contract Year starting at the beginning of the Contract Year and that no withdrawals have been made other than the illustrated LTC Benefit amounts.

                                        Maximum Monthly Level Benefit (annualized)
                                     based on when Acceleration Benefit payments begin
                                    Acceleration
                                      Benefit       Acceleration       Acceleration                          Acceleration
                                      payments    Benefit payments   Benefit payments   Benefit payments   Benefit payments
LTC Benefit              Contract     Begin in        Begin in           Begin in           Begin in           Begin in
Duration                   Year        Year 2          Year 3             Year 4             Year 5             Year 6
 Acceleration Benefit        1*       $ 16,667
                             2        $ 16,667
                             3        $ 16,667   $  20,000
                             4        $ 16,667   $  20,000          $  25,000
                             5        $ 16,667   $  20,000          $  25,000          $  33,000
                             6        $ 16,667   $  20,000          $  25,000          $  33,000          $  50,000
                             7        $ 16,667   $  20,000          $  25,000          $  33,000          $  50,000
 Extension Benefits          8         $16,667     $20,000            $25,000            $33,000            $50,000
                             9         $16,667     $20,000            $25,000            $33,000            $50,000
                            10         $16,667     $20,000            $25,000            $33,000            $50,000
                            11         $16,667     $20,000            $25,000            $33,000            $50,000
                            12         $16,667     $20,000            $25,000            $33,000
                            13         $16,667     $20,000            $25,000            $33,000
                            14         $16,667     $20,000            $25,000
                            15         $16,667     $20,000            $25,000
                            16         $16,667     $20,000
                            17         $16,667     $20,000
                            18         $16,667
                            19         $16,667

* You may not receive LTC Benefit payments prior to the first contract anniversary and satisfaction of the 90-day Deductible Period. For illustrative purposes, this chart does not include satisfaction of the Deductible Period.


 Example: Continuing the example illustrated by the chart, if you started to receive
  Acceleration Benefit payments during the
3rd
 Contract Year, the Maximum Monthly Level Benefit would be calculated as follows:
 LTC Guaranteed Amount as of 2nd contract anniversary:
 Acceleration Benefit (equals LTC Guaranteed Amount):
 Extension Benefit (2 x Acceleration Benefit):
 Remaining Acceleration Benefit Duration (from LTC Benefit Duration chart)
 Maximum Monthly Level Benefit

                                                                                            ($100,000 Acceleration Benefit - 60
                                                                                           months):
 Remaining Extension Benefit Duration (from LTC Benefit Duration)
 By electing to start receiving Acceleration Benefit payments in the 3rd Contract Year, the Maximum Monthly Level
Benefit
 (annualized) would be $20,000. If the Maximum Monthly Level Benefit were requested and paid out each month, the
Acceleration
 Benefit Duration would be 60 months (5 years) followed by an Extension Benefit Duration of 120 months (10 years). The
total
 available Acceleration and Extension Benefits would still be $300,000 ($100,000
  Acceleration Benefit plus $200,000
Extension
 Benefit). If you waited to start receiving the Acceleration Benefit payments on or after the 5th contract anniversary, the
annual
 benefit would have been $50,000 paid out over the minimum Acceleration and Extension
  Benefit Durations of 24 and 48
months
 respectively.
 If you are receiving the Maximum Monthly Level Benefit each month, the Maximum Monthly
  Level Benefit will not change
the
 following Contract Year. If you receive less than the Maximum Monthly Level Benefit amount in any Contract Year prior to the
5th
 contract anniversary, the Maximum Monthly Level Benefit will be recalculated on the contract anniversary and will increase.
In
 addition, the minimum Extension Benefit Duration will be recalculated on the contract anniversary and will decrease due to
the
 higher Maximum Monthly Level Benefit amount. The Extension Benefit Duration will be recalculated to equal the Extension
Benefit
 divided by the recalculated Maximum Monthly Level Benefit.



 Example: Continuing the example illustrated by the chart, if you started to receive Acceleration Benefit payments during the 3rd
 Contract Year, the Maximum Monthly Level Benefit would be calculated as follows:
 LTC Guaranteed Amount as of 2nd contract anniversary:                                      $100,000
 Acceleration Benefit (equals LTC Guaranteed Amount):                                       $100,000
 Extension Benefit (2 x Acceleration Benefit):                                              $200,000
 Remaining Acceleration Benefit Duration (from LTC Benefit Duration chart)                  60 months
 Maximum Monthly Level Benefit
                                                                                            $1,666.67 or $20,000 per year
 Remaining Extension Benefit Duration (from LTC Benefit Duration)                           120 months
 By electing to start receiving Acceleration Benefit payments in the 3rd Contract Year, the Maximum Monthly Level Benefit
 (annualized) would be $20,000. If the Maximum Monthly Level Benefit were requested and paid out each month, the
Acceleration
 Benefit Duration would be 60 months (5 years) followed by an Extension Benefit Duration of 120 months (10 years). The total
 available Acceleration and Extension Benefits would still be $300,000 ($100,000 Acceleration Benefit plus $200,000
Extension
 Benefit). If you waited to start receiving the Acceleration Benefit payments on or after the 5th contract anniversary, the annual
 benefit would have been $50,000 paid out over the minimum Acceleration and Extension Benefit Durations of 24 and 48 months respectively.
 If you are receiving the Maximum Monthly Level Benefit each month, the Maximum Monthly Level Benefit will not change the following Contract Year. If you receive less than the Maximum Monthly Level Benefit amount in any Contract Year prior to the 5th
 contract anniversary, the Maximum Monthly Level Benefit will be recalculated on the contract anniversary and will increase. In
 addition, the minimum Extension Benefit Duration will be recalculated on the contract anniversary and will decrease due to the
 higher Maximum Monthly Level Benefit amount. The Extension Benefit Duration will be recalculated to equal the Extension
Benefit
 divided by the recalculated Maximum Monthly Level Benefit.

 Example: Continuing the previous example, the following is an example of how the Maximum
  Monthly Level Benefit amount
and
 the minimum Extension Benefit Duration are recalculated on the 3rd contract anniversary where less than the Maximum
Monthly
 Level Benefit amount has been requested. The example assumes the Level Benefit option has been chosen. The $100,000
LTC
 Guaranteed Amount as of the 2nd contract anniversary has been reduced by Acceleration
  Benefit payments of only $10,000 (paid
in
 the third Contract Year) of the available annual amount of $20,000.
 LTC Guaranteed Amount as of the 3rd contract anniversary

                                                                                            ($100,000 - $10,000 LTC Benefit
                                                                                           payment in prior Contract Year):
 Acceleration Benefit (equals the LTC Guaranteed Amount):
 Extension Benefit (has not been reduced as no Extension Benefits have been paid):
 Minimum Acceleration Benefit Duration (from LTC Benefit Duration chart)
 Maximum Monthly Level Benefit

                                                                                            ($90,000 Acceleration Benefit - 48
                                                                                           months):
 Minimum Extension Benefit Duration

                                                                                            ($200,000 Extension Benefit -
                                                                                           $1,875 Maximum Monthly Level
                                                                                           Benefit):
 The remaining Acceleration Benefit Duration after the 3rd contract anniversary is 48 months. The new Maximum Monthly
Level
 Benefit amount increases to $22,500 (annualized) and the Extension Benefit Duration decreases to 107 months due to
receiving
 less than the Maximum Monthly Level Benefit amount. Only one-half of the Maximum Monthly
  Level Benefit amount ($937.50)
will
 be available to you if you are not confined to a nursing home or are not receiving hospice
care.
 On the 5th contract anniversary, we will recalculate the Maximum Monthly Level Benefit amount for the last time and it will
not
 change thereafter unless you make an Excess Withdrawal. If after the 5th contract anniversary, you receive less than the
Maximum
 Monthly Level Benefit amount in any given month, the Maximum Monthly Level Benefit amount will not be increased; but
the
 minimum Acceleration Benefit Duration or minimum Extension Benefit Duration will be increased and will equal the
remaining
 Acceleration Benefit or Extension Benefit divided by the Maximum Monthly Level Benefit amount.



 Example: Continuing the previous example, the following is an example of how the Maximum Monthly Level Benefit amount and the minimum Extension Benefit Duration are recalculated on the 3rd contract anniversary where less than the Maximum
Monthly
 Level Benefit amount has been requested. The example assumes the Level Benefit option has been chosen. The $100,000 LTC
 Guaranteed Amount as of the 2nd contract anniversary has been reduced by Acceleration Benefit payments of only $10,000
(paid in
 the third Contract Year) of the available annual amount of $20,000.
 LTC Guaranteed Amount as of the 3rd contract anniversary
                                                                                             $90,000
 Acceleration Benefit (equals the LTC Guaranteed Amount):                                    $90,000
 Extension Benefit (has not been reduced as no Extension Benefits have been paid):          $200,000
 Minimum Acceleration Benefit Duration (from LTC Benefit Duration chart)                    48 months
 Maximum Monthly Level Benefit
                                                                                            $1,875.00 or $22,500 per year
 Minimum Extension Benefit Duration
                                                                                            107 months
 The remaining Acceleration Benefit Duration after the 3rd contract anniversary is 48 months. The new Maximum Monthly Level
 Benefit amount increases to $22,500 (annualized) and the Extension Benefit Duration decreases to 107 months due to receiving
 less than the Maximum Monthly Level Benefit amount. Only one-half of the Maximum Monthly Level Benefit amount ($937.50)
will
 be available to you if you are not confined to a nursing home or are not receiving hospice care.
 On the 5th contract anniversary, we will recalculate the Maximum Monthly Level Benefit amount for the last time and it will not
 change thereafter unless you make an Excess Withdrawal. If after the 5th contract anniversary, you receive less than the
Maximum
 Monthly Level Benefit amount in any given month, the Maximum Monthly Level Benefit amount will not be increased; but the minimum Acceleration Benefit Duration or minimum Extension Benefit Duration will be increased and will equal the remaining
 Acceleration Benefit or Extension Benefit divided by the Maximum Monthly Level Benefit amount.

Withdrawals

You may be able to make withdrawals pursuant to the withdrawal provision of your contract without a reduction to the LTC Benefits if the LTC Guaranteed Amount is less than the Contract Value. Under the LTC Rider, withdrawals are either Conforming Withdrawals or Excess Withdrawals. Conforming Withdrawals will not have any effect on the LTC Benefits and will reduce the Contract Value by the amount of the withdrawal. Excess Withdrawals reduce the LTC Benefits by the same percentage that the Excess Withdrawal reduced the Contract Value. Excess Withdrawals reduce the Contract Value by the amount of the withdrawal. The tax consequences of withdrawals are discussed in the Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Conforming Withdrawal amount, will continue to be subject to any other terms and conditions contained in your contract, including surrender charges, unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. See The Contracts-Surrenders and Withdrawals and Charges and Other Deductions-Surrender Charge. All withdrawals, whether Conforming or Excess, will be applied against the contract's free withdrawal provision. See General Provisions-Contract Free Withdrawal Provision for additional information.


Conforming Withdrawals

If available, you may make periodic withdrawals from your Contract Value in amounts less than or equal to the Conforming Withdrawal amount each Contract Year without reducing the LTC Benefits. Conforming Withdrawals may be withdrawn in addition to receiving LTC Benefit payments and are subject to surrender charges, if any. Conforming Withdrawals will not reduce the LTC Guaranteed Amount, the Acceleration Benefit, Extension Benefit, and if elected, the Growth Benefit. If the LTC Guaranteed Amount is equal to or greater than your Contract Value on a contract anniversary, any withdrawal in that Contract Year will not be a Conforming Withdrawal. Moreover, if you elect the Growth Benefit option, any withdrawal will be deemed an Excess Withdrawal unless you are age 76 or older or the maximum LTC Guaranteed Amount limit of $800,000 has been reached and your Contract Value exceeds the maximum LTC Guaranteed Amount on a contract anniversary, in which case you may withdraw an amount up to the Conforming Withdrawal amount for that Contract Year.


 Conforming Withdrawal = any withdrawal that does not exceed during a contract year the greater of $0 and (a) minus (b)
where:
               (a)    equals 5% of the difference of the Contract Value over the LTC Guaranteed Amount as of the most recent contract
                     anniversary (or, prior to the first contract anniversary, the contract date); and
               (b)    equals all prior withdrawals in that Contract Year.

Excess Withdrawals

Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Contract Year that exceeds the Conforming Withdrawal amount. Only that portion of the current withdrawal amount that exceeds the Conforming Withdrawal amount will be deemed to be an Excess Withdrawal. Any Excess Withdrawal that reduces the Contract Value to zero will terminate the LTC Rider and the only LTC Benefit that you may receive will be the Optional Nonforfeiture Benefit, if elected.


 More specifically, Excess Withdrawals reduce various benefits in accordance with the following
formula:
 o                                                                                          Multiply the benefit being affected
                                                                                           (i.e., the Acceleration Benefit)
                                                                                           before the Excess Withdrawal by (1 -
                                                                                           the Reduction
                                                                                           Percentage due to Excess
                                                                                           Withdrawal).
 o                                                                                          The Reduction Percentage due to
                                                                                           Excess Withdrawal = Excess
                                                                                           Withdrawal - Contract Value before
                                                                                           the Excess Withdrawal.
 Importantly, this means that the reduction could be more than the dollar amount withdrawn.

Excess Withdrawals will reduce the LTC Guaranteed Amount, Acceleration Benefit, Extension Benefit, Maximum Monthly Level Benefit and any Growth Benefit and Maximum Monthly Growth Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. This means that the reductions in these amounts could be more than the dollar amount withdrawn. In a declining market, Excess Withdrawals may substantially reduce or eliminate the LTC Benefits, the Maximum Monthly Level Benefit, and if elected, Maximum Monthly Growth Benefit.


 Example: The following example shows how an Excess Withdrawal, in a declining market, reduces the Acceleration Benefit,
LTC
 Guaranteed Amount, Maximum Monthly Level Benefit, Extension Benefit, Maximum Monthly
  Growth Benefit and Growth
Benefit.
 The example assumes you have chosen the Growth Benefit option. Since the LTC Guaranteed
  Amount is greater than the
Contract
 Value, any withdrawal is an Excess Withdrawal and there is no Conforming Withdrawal amount.
 LTC Guaranteed Amount:
 Acceleration Benefit:
 Extension Benefit:
 Maximum Monthly Level Benefit:
 Growth Benefit:
 Maximum Monthly Growth Benefit
 Excess Withdrawal from Contract Value:
 Contract Value immediately prior to Excess Withdrawal:
 Reduction Percentage due to Excess Withdrawal

                                                                                            [$4,000 Excess Withdrawal - $85,000
                                                                                           Contract Value]:
 LTC Guaranteed Amount after Excess Withdrawal

                                                                                            [$320,000 LTC Guaranteed Amount x
                                                                                           (1-4.71%)]:
 Extension Benefit after Excess Withdrawal

                                                                                            [$240,000 x (1-4.71%)]:
 Maximum Monthly Level Benefit after Excess Withdrawal

                                                                                            [$5,000 Maximum Monthly Level
                                                                                           Benefit x (1-4.71%)]:
 Growth Benefit after Excess Withdrawal [$200,000 Growth Benefit x (1-4.71%)]:
 Maximum Monthly Growth Benefit after Excess Withdrawal

                                                                                            [$2,778 Maximum Monthly Growth
                                                                                           Benefit x (1-4.71%)]:



 Example: The following example shows how an Excess Withdrawal, in a declining market, reduces the
Acceleration Benefit, LTC
 Guaranteed Amount, Maximum Monthly Level Benefit, Extension Benefit, Maximum Monthly Growth Benefit and
Growth Benefit.
 The example assumes you have chosen the Growth Benefit option. Since the LTC Guaranteed Amount is greater than the Contract
 Value, any withdrawal is an Excess Withdrawal and there is no Conforming Withdrawal amount.
 LTC Guaranteed Amount:                                                                     $320,000
 Acceleration Benefit:                                                                      $120,000
 Extension Benefit:                                                                         $240,000
 Maximum Monthly Level Benefit:                                                               $5,000
 Growth Benefit:                                                                            $200,000
 Maximum Monthly Growth Benefit                                                               $2,778
 Excess Withdrawal from Contract Value:                                                       $4,000
 Contract Value immediately prior to Excess Withdrawal:                                      $85,000
 Reduction Percentage due to Excess Withdrawal
                                                                                            4.71%
 LTC Guaranteed Amount after Excess Withdrawal
                                                                                            $304,928
 Extension Benefit after Excess Withdrawal
                                                                                            $228,696
 Maximum Monthly Level Benefit after Excess Withdrawal
                                                                                              $4,765
 Growth Benefit after Excess Withdrawal [$200,000 Growth Benefit x (1-4.71%)]:              $190,580
 Maximum Monthly Growth Benefit after Excess Withdrawal
                                                                                              $2,647

LTC Fixed Account

The LTC Fixed Account is part of the general account, and thus is not insulated from the claims of our general creditors. The LTC Fixed Account is designated to hold an amount equal to the LTC Guaranteed Amount while paying LTC Benefits. The LTC Fixed Account will offer a rate of interest that will be adjusted periodically and is guaranteed to be an effective rate of not less than the minimum guaranteed interest rate stated in your contract on amounts held in the LTC Fixed Account. Contracts issued in certain states may guarantee a higher minimum rate of interest than in other states. Refer to your contract for the specific guaranteed minimum interest rate applicable to your contract. See Fixed Side of the Contract for more information about the general account.

On the date we make the initial determination that you are eligible to receive LTC Benefits (as described in the "Establishing Benefit Eligibility" section), we will transfer Contract Value equal to the LTC Guaranteed Amount (or all Contract Value, if less) as of that date to the LTC Fixed Account. Amounts transferred to the LTC Fixed Account will no longer have the ability to participate in the performance of the variable Subaccounts. The Contract Value will be transferred proportionately from the variable Subaccounts and the fixed account for use with dollar-cost averaging, if any, in which you are invested. Transfers of Contract Value to the LTC Fixed Account may reduce the Contract Value in the Subaccounts to zero. Acceleration Benefit payments and Growth Benefit payments (if elected) will first be deducted from the LTC Fixed Account. LTC Charges will be deducted proportionally from the LTC Fixed Account, the fixed account for use with dollar-cost averaging and the Subaccounts.

On the contract anniversary that follows the initial determination of eligibility to receive LTC Benefits and on each contract anniversary that follows, we will transfer Contract Value to and from the LTC Fixed Account, the Subaccounts and any other fixed account. The amount of Contract Value that will be transferred into the LTC Fixed Account will be equal to the difference, if any, between the LTC Guaranteed Amount and the Contract Value that is in the LTC Fixed Account. This may result in the entire Contract Value being allocated to the LTC Fixed Account. If the Contract Value in the LTC Fixed Account exceeds the LTC Guaranteed Amount, we will move Contract Value equal to the difference between the Contract Value and the LTC Guaranteed Amount from the LTC Fixed Account to the Subaccounts according to your instructions for future allocations.

If you begin receiving LTC Benefits and then stop receiving LTC Benefits for twelve consecutive months, we will allow you to transfer in installments the Contract Value in the LTC Fixed Account back to the Subaccounts. This transfer will be made under a twelve-month dollar-cost averaging service. See The Contracts - Additional Services for more details on dollar-cost averaging. If, after you stop receiving LTC Benefits and then at a later date recommence receiving benefits, sufficient Contract Value will be transferred back to the LTC Fixed Account so that the balance in the LTC Fixed Account equals the LTC Guaranteed Amount.


Termination

Termination Events

The LTC Rider will terminate under any of the following circumstances:
 o termination of the contract;
 o upon written request to terminate the LTC Rider after the 3rd contract anniversary (you may not request to terminate the LTC Rider prior to the 3rd contract anniversary);

 o you elect to receive Annuity Payouts under any of the Annuity Payout options available under the contract, including but not limited to electing i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit);

 o on the date the Contractowner is changed due to death or divorce;
 o upon the death of the Covered Life;
 o 45 days after the contract date if a signed duplicate copy of the contract amendment issued with the LTC Rider is not returned to Lincoln Life;
 o an Excess Withdrawal reduces the Contract Value to zero;
 o all LTC Benefits are reduced to zero;
 o you terminate the LTC Rider under the Nonforfeiture provision.
 o within the first 6 months following the contract date we determine that you made a misrepresentation in the application or contract amendment that was material to the issuance of the rider we may void or terminate the rider.
 o after the first 6 months but prior to the end of the first 24 months after the contract date we determine that you made a misrepresentation that was material to both the issuance of the rider and a claim for LTC Benefits we may void or terminate the rider.
 o after 24 months from the contract date if we determine that you knowingly or intentionally misrepresented relevant facts relating to your health the LTC Rider may be voided or terminated by us.

Upon termination of the LTC Rider, the LTC Benefits (except benefits provided under either Nonforfeiture Benefit provision) and LTC Charge will terminate and a proportional amount of the LTC Charge will be deducted. Contract Value in the LTC Fixed Account will be transferred to the Subaccounts according to your future Subaccount allocation instructions. The termination will not result in any increase to the Contract Value to equal the LTC Guaranteed Amount.


Nonforfeiture Benefit

The LTC Rider provides a nonforfeiture benefit ("Nonforfeiture Benefit") if you terminate the LTC Rider in certain circumstances (described below). The Nonforfeiture Benefit provides a reduced long-term care insurance benefit.
 o There is a Nonforfeiture Benefit called the Contingent Nonforfeiture Benefit, provided without charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider due to a specified increase of the charge for the Extension Benefit.
 o You may also choose to add an enhanced Nonforfeiture Benefit, called the Optional Nonforfeiture Benefit, for an additional charge, that pays a reduced long-term care insurance benefit. It is "enhanced" because you may terminate the LTC Rider for any reason after 3 years, rather than just if there is a specified increase of the charge for the Extension Benefit.

Once either Nonforfeiture Benefit is in effect, the LTC Charges will terminate. You should be aware that the Nonforfeiture Benefit provision provides only a limited amount of LTC Benefits. Moreover, the LTC Benefits provided by the Contingent Nonforfeiture Benefit and the Optional Nonforfeiture Benefit are equivalent; (this amount is hereinafter referred to as the "Nonforfeiture Benefit Amount") the important difference between the two are the conditions under which they will be paid. These conditions are described below. The Nonforfeiture Benefit Amount is the greater of:
 o one month's Maximum Monthly Level Benefit in effect on the date that the LTC Rider is terminated; or
 o an amount equal to the sum of all Extension Benefit Charges and Optional Nonforfeiture Benefit Charges paid for the LTC Rider minus any Extension Benefits paid prior to the date the LTC Rider is terminated.

Payments of the Nonforfeiture Benefit Amount are made only after the seventh contract anniversary and after the conditions set forth below are met. Payment of the Nonforfeiture Benefit Amount is subject to the benefit eligibility and deductible period requirements described in the Establishing Benefit Eligibility section. Nonforfeiture Benefit Amount payments must be requested as described in the Requesting LTC Benefits section. Nonforfeiture Benefit Amount payments will be payable monthly up to the Maximum Monthly Level Benefit amount in effect on the date that the LTC Rider is terminated.

Once the Nonforfeiture Benefit provision is effective, it will remain effective until the earlier of the death of the Covered Life or the date the total Nonforfeiture Benefit Amounts have been fully paid out. Upon the death of the Covered Life, the Nonforfeiture Benefit terminates. The Nonforfeiture Benefit Amount will not exceed the remaining amount of Extension Benefits that would have been paid if the LTC Rider had remained in force.

Contingent Nonforfeiture Benefit. The Contingent Nonforfeiture Benefit is provided at no charge on all LTC Riders. The Contingent Nonforfeiture Benefit will pay you the Nonforfeiture Benefit Amount if both of the following conditions are met:
 o the Extension Benefit Charge has increased by more than a specified percentage over the initial charge; and
 o you surrender your contract or elect to terminate the LTC Rider within 120 days after the Extension Benefit Charge is increased.

The specified percentage of change to the Extension Benefit Charge that will trigger the availability of Contingent Nonforfeiture Benefit is determined by your age as of the contract date. The specified percentages are as follows:


                 Percent Over Initial         Percent Over Initial
     Age on        Extension Benefit           Extension Benefit
 Contract Date          Charge          Age          Charge
    45 - 49             130%            66            48%
    50 - 54             110%            67            46%
    55 - 59              90%            68            44%
       60                70%            69            42%
       61                66%            70            40%
       62                62%            71            38%
       63                58%            72            36%
       64                54%            73            34%
       65                50%            74            32%

Optional Nonforfeiture Benefit. As noted, for an additional charge, you may purchase the Optional Nonforfeiture Benefit. The Optional Nonforfeiture Benefit provides for payment of the Nonforfeiture Benefit Amount under the following conditions:
 o you surrender the contract at least three years after the contract date; or
 o you submit a written request to terminate the LTC Rider at least three years after the contract date; or
 o you elect to receive annuity payments under any Annuity Payout option available in the contract or any other annuity settlement option we make available and commencing prior to the contract's maturity date and at least three years after the contract date.

If you purchase the Optional Nonforfeiture Benefit and terminate the LTC Rider under conditions applicable under either the Contingent Nonforfeiture Benefit and the Optional Nonforfeiture Benefit, only the one applicable Nonforfeiture Benefit will be payable. The Optional Nonforfeiture provision may not be purchased after the LTC Rider is issued.


General Provisions

Death Benefits

The LTC Rider has no provision for Death Benefits, other than the Death Benefit provision in the underlying contract. The LTC Rider terminates upon death of the Covered Life and the LTC Benefits, including the LTC Guaranteed Amount, will not be payable under any Death Benefit option. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the "Death Benefit" section of the prospectus) will be in effect. If a Contractowner who had been receiving LTC Benefit payments dies while the contract is in effect, we reserve the right to withhold a portion of any Death Benefits that would otherwise be payable until we have verified that we have received all requests for LTC Benefits. Death Benefit distributions in accordance with Code section 72(s) or 401(a) (9) will not be made later than five years from the date of the Contractowner's death. The EEB Death Benefit is not available with this LTC Rider.

The Guarantee of Principal Death Benefit and Enhanced Guaranteed Minimum Death Benefit both calculate Death Benefit amounts by deducting withdrawals in the same proportion that the withdrawal reduces the Contract Value. For purposes of calculating Death Benefits under those contracts, Acceleration Benefit payments and Growth Benefit payments, as well as Conforming and Excess Withdrawals, are considered withdrawals that reduce the amount of the Death Benefit. See The Contracts - Death Benefits.

Contract Free Withdrawal Provision All withdrawals, whether Conforming or Excess, as well as LTC Benefit payments, will be applied against the contract's free amount, which is the amount that may be withdrawn annually without imposition of a surrender charge. Thus, Acceleration Benefit or Growth Benefit payments will reduce the amount available for free withdrawal, even though those payments do not incur a surrender charge. See Charges and Other Deductions - Surrender Charge for additional information on the free amount.


Investment Requirements


By purchasing the LTC Rider, you will be limited in how you can invest in the Subaccounts and the fixed account. You will be subject to Investment Requirements. See The Contracts - Investment Requirements for a description of these investment restrictions. The Investment Requirements will apply to your entire Contract Value. No Purchase Payments can be directly invested in the LTC Fixed Account.



Federal Taxation

Qualified Long-Term Care Insurance Contract. The LTC Rider is a Qualified Long-Term Care Insurance Contract under section 7702B(b) of the Internal Revenue Code. As described above, the LTC Charge is deducted from the Contract Value on a quarterly basis. For tax years beginning after December 31, 2009, the deductions from the Contract Value to pay LTC Charges will not be reported as taxable distributions from the variable annuity contract and such deductions will reduce the Contractowners basis in the contract. The deductions from the Contract Value will reduce the Contract Value, but not below zero.

Federal Income Tax Treatment of Benefits under the LTC Rider. The LTC Benefits provided under the LTC Rider are treated as provided under a "Qualified Long-Term Care Insurance Contract," as that term is defined under section 7702B(b) of the Internal Revenue Code. This discussion outlines our understanding of the federal income tax treatment of the LTC Benefits, as well as how the LTC Benefit payments will be reported to you. However, you should always consult a tax advisor about the application of tax rules to your individual situation.

Benefits that you receive under a Qualified Long-Term Care Insurance Contract will not be treated as taxable income to you as long as such benefits do not exceed the greater of (i) the expenses that you actually incur for Covered Services, or (ii) a maximum per diem, or daily, dollar amount determined by the IRS. All payments that you receive under all Qualified Long-Term Care Insurance Contracts, as well as any payments under an accelerated benefit rider made to you if you are chronically ill, are included in determining whether the benefit limits have been exceeded and reduce the Contractowner's basis in the contract. These payments may also reduce the basis in your annuity contract.

If the LTC Benefits that you receive exceed the benefit limits outlined above, the amount of the excess benefits may represent taxable income to you. If you are under age 591/2 at the time of the payment of excess benefits, an additional 10% "penalty tax" may apply.


If the Maximum Monthly LTC Benefit amount, if applicable, exceeds the limits under IRS rules (currently $330.00 per day or $120,450 annually for 2014), amounts received by you in excess of the IRS limit may be excludable from ordinary income to the extent that you have actually incurred long-term care expenses of that amount. You should take into account the IRS limit when selecting the amount of monthly LTC Benefit you would like to receive. We recommend that you discuss the tax implications of receiving benefits in excess of the IRS limit with a tax advisor.



Maturity Date

When you purchase the LTC Rider, the maturity date set forth in your contract will be the Annuitant's 95th birthday. The maturity date is the date when you must choose an Annuity Payout option and annuitize your contract. Except as set forth below, annuitization of your contract will terminate the LTC Rider.

If you are receiving LTC Benefit payments under this LTC Rider at the maturity date (when you reach age 95), we will extend the maturity date and continue to provide LTC Benefit payments, subject to the terms and conditions of the LTC Rider. If you decide to elect an Annuity Payout option and annuitize your Contract Value, the LTC Rider will terminate.

If you are not receiving LTC Benefit payments at the maturity date and you have a Contract Value, you will need to elect an Annuity Payout option available under your contract. This will terminate the Acceleration and Growth Benefits (that would have been paid from your Contract Value) and also the LTC Charge. However, the Extension Benefit, if any, will continue on your contract.

If LTC Benefit payments stop after you reach age 95 and you still have value in your contract, you must elect an Annuity Payout option within 90 days after the last LTC Benefit payment is made. This will terminate the LTC Rider. An exception to this occurs if LTC Benefit payments stop after age 95 because you are not currently eligible to receive benefits (for example, you are no longer receiving LTC

Services). In this situation, the Acceleration and Growth Benefits that would have been paid from your Contract Value will terminate as well as the LTC Charge. Any Extension Benefit will remain in effect to provide payments in the event of future eligibility for LTC Benefits.

Any LTC Benefit paid after age 95 will be paid in the same manner as any LTC Benefit previously described in this discussion, including, but not limited to, eligibility, deductible period and maximum monthly limits.


Misstatement of Age or Sex

If your age or sex has been misstated, we will adjust the LTC Charges to the amounts that would have applied based on your correct age or sex. If the LTC Rider would not have been issued at the correct age and sex, it will be cancelled and we will refund to you all LTC Charges paid minus the amount of LTC Benefits that have been paid.


LTC Rider Return Privilege

You may cancel the LTC Rider within 30 days of your receipt of the LTC Rider for any reason by delivering or mailing the LTC Rider, postage prepaid, to the Home Office at PO Box 7866, 1300 Clinton Street, Fort Wayne, IN 46802-7866. A LTC Rider cancelled under this provision will be void and any LTC Charges assessed will be refunded. Cancellation of the LTC Rider under this provision will not result in cancellation of the contract.

If you surrender the entire contract within the 30 day LTC Rider free-look period but after the underlying contract's free-look period, any applicable surrender charges will be deducted from the Contract Value.


Monthly Statements

In addition to the quarterly variable annuity statement, we will send you a monthly statement once you begin receiving LTC Benefit payments detailing the amount of LTC Benefits that have been paid and remaining available LTC Benefits. The monthly statement will only be sent to you for those months that you received an LTC Benefit. The statement will also show the impact of such LTC Benefit payments on your Contract Value and Death Benefit, if any. See General Provisions - Death Benefits for a description of the impact of the LTC Rider on Death Benefits.



Annuity Payouts

When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 90th birthday. However, you must elect to receive Annuity Payouts by the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, Contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option. Contractowners with any version of Lincoln Lifetime IncomeSM Advantage 2.0 may elect the Guaranteed Annual Income Amount Annuity Payout option.


The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option.

You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options


The annuity options outlined below do not apply to Contractowners who have elected i4LIFE (Reg. TM) Advantage or any version of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, the Maximum Annual Withdrawal Amount Annuity Payout option, the Guaranteed Amount Annuity Payout option, or the Guaranteed Annual Income Amount Annuity Payout option.


Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.


Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.


Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
 o the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.

The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Home Office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.


Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.


General Information

Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days' notice before the date on which you want payouts to begin. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.

Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant's death (or surviving Annuitant's death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:

 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable Annuity Payouts will be determined using:
 o The Contract Value on the Annuity Commencement Date, less applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1.Determine the dollar amount of the first periodic payout; then

2.Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and

3.Calculate the value of the Annuity Units each period thereafter.


Annuity Payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your registered representative. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.



Fixed Side of the Contract

Purchase Payments and Contract Value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the Guaranteed Period is subject to the Interest Adjustment (see Interest Adjustment and Charges and Other Deductions). This may reduce your value upon surrender, withdrawal or transfer, but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account. Refer to Transfers before the Annuity Commencement Date and Transfers after the Annuity Commencement Date for additional transfer restrictions from the fixed account.

ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. Please contact your registered representative for further information.


Guaranteed Periods

The fixed account is divided into separate Guaranteed Periods, which credit guaranteed interest.

You may allocate Purchase Payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting Purchase Payments into one or more Guaranteed Periods at any time. The minimum amount of any Purchase Payment that can be allocated to a Guaranteed Period is $2,000. Each Purchase Payment allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the Interest Adjustment. Each Guaranteed Period Purchase Payment will be treated separately for purposes of determining any applicable Interest Adjustment. You may transfer amounts from the fixed account to the variable Subaccount(s) subject to the following restrictions:
 o fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Any amount withdrawn from the fixed account may be subject to any applicable surrender charges, account fees and premium taxes.

We will notify the Contractowner in writing at least 30 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the Contractowner. The written election may request the transfer of the Guaranteed Period amount to a different fixed account or to a variable Subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per Contract Year or the additional fixed account transfer restrictions.



Interest Adjustment

Any surrender, withdrawal or transfer of a Guaranteed Period amount before the end of the Guaranteed Period (other than dollar cost averaging, cross-reinvestment, Maximum Annual Withdrawals under Lincoln SmartSecurity (Reg. TM) Advantage or Regular Income Payments under i4LIFE (Reg. TM) Advantage) will be subject to the Interest Adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the Guaranteed Period will not be subject to the Interest Adjustment. The Interest Adjustment will be applied to the amount being surrendered, withdrawn or transferred. The Interest Adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of Contract Value from a fixed account will be increased or decreased by an Interest Adjustment, unless the transfer, withdrawal or surrender is effective:
 o during the free look period (See Return Privilege).
 o on the expiration date of a Guaranteed Period.
 o as a result of the death of the Contractowner or Annuitant.
 o subsequent to the diagnosis of a terminal illness of the Contractowner. Diagnosis of the terminal illness must be after the effective date of the contract and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner.
 o subsequent to the admittance of the Contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the effective date of the contract and continue for 90 consecutive days prior to the surrender or withdrawal.
 o subsequent to the permanent and total disability of the Contractowner if such disability begins after the effective date of the contract and prior to the 65th birthday of the Contractowner.
 o upon annuitization of the contract.


These provisions may not be applicable to your contract or available in your state. Please check with your registered representative regarding the availability of these provisions.


In general, the Interest Adjustment reflects the relationship between the yield rate in effect at the time a Purchase Payment is allocated to a Guaranteed Period under the contract and the yield rate in effect at the time of the Purchase Payment's surrender, withdrawal or transfer. It also reflects the time remaining in the Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the Purchase Payment was allocated, then the application of the Interest Adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the Purchase Payment, then the application of the Interest Adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.

The Interest Adjustment is calculated by multiplying the transaction amount by:


    (1+A)n
------------
             -1
  (1+B +K)n

where:

   A = yield rate for a U.S. Treasury security with time to maturity equal to the Guaranteed Period, determined at the beginning of the Guaranteed Period.

   B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the Guaranteed Period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.

   K = a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no Interest Adjustment.

     n = the number of years remaining in the Guaranteed Period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

     Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the Interest Adjustment.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
 o no Purchase Payments have been received for two (2) full, consecutive Contract Years; and
 o the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).


At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders.



Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect Contractowners.

If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or Death Benefit from the money market sub-account until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.


Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.



Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).

Distribution of the Contracts

Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer "non-cash compensation", as defined under FINRA's rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.


Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 7.50% of Purchase Payments. LFN may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 7.50% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.

Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 7.50% of Purchase Payments. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 7.50% of annuitized value and/or ongoing annual compensation of up to 1.15% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.


These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2013 is contained in the SAI.


Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.



Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-888-868-2583.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code ("Code"), Treasury Regulations and applicable IRS guidance to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.


Tax Deferral On Earnings

Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the Code must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with Treasury regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The Annuity Commencement Date must not occur near the end of the Annuitant's life expectancy.


Contracts Not Owned By An Individual

If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the Purchase Payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, Bonus Credits and Persistency Credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.


Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered "adequately diversified."

Restrictions


The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, Bonus Credits, Persistency Credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code.



Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner's spouse at the time first covered by the contract.


Age At Which Annuity Payouts Begin

The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract's Purchase Payments, Bonus Credits, Persistency Credits and earnings. If Annuity Payouts under the contract begin or are scheduled to begin on a date past the Annuitant's 85th birthday, it is possible that the contract will not be treated as an annuity for purposes of the Code. In that event, you would be currently taxed on the excess of the Contract Value over the Purchase Payments of the contract.


Tax Treatment Of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.


Taxation Of Withdrawals And Surrenders


You will pay tax on withdrawals to the extent your Contract Value exceeds your Purchase Payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your Purchase Payments. In certain circumstances, your Purchase Payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit Rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax adviser.



Taxation Of Annuity Payouts, Including Regular Income Payments

The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your Purchase Payments in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the Purchase Payment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.

Taxation Of Deductions For Lincoln Long-Term CareSM Advantage Rider Charges

The Lincoln Long-Term CareSM Advantage rider ("LTC Rider") is a Qualified Long-Term Care Insurance Contract under section 7702B(b) of the Code. As previously described in this prospectus, the LTC Rider charge is deducted from the contract value on a quarterly basis. For tax years beginning after December 31, 2009, the deductions from the contract value to pay LTC Rider charges will not be reported as taxable distributions from the variable annuity contract and such deductions will reduce your basis in the contract. The deductions from the contract value will reduce the contract value, but not below zero.

Taxation Of Amounts Paid As Long-Term Care Benefits

If your contract includes the LTC Rider (discussed in greater detail in the LTC Rider section), distributions from your contract that are made under the terms of the LTC Rider will not be treated as taxable income to you as long as such benefits do not exceed the greater of (i) the expenses that you actually incur for covered services, or (ii) a maximum per diem, or daily, dollar amount determined by the

IRS. All payments that you receive under all Qualified Long-Term Care Insurance Contracts, as well as any payments under an accelerated benefit rider made to you if you are chronically ill, are included in determining whether the benefit limits have been exceeded and reduce your basis in the contract. These payments may also reduce the basis in your annuity contract.


Taxation Of Death Benefits

We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.

Death prior to the Annuity Commencement Date:
 o If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
 o If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.

Death after the Annuity Commencement Date:
 o If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
 o If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the Purchase Payments not yet distributed from the contract. All Annuity Payouts in excess of the Purchase Payments not previously received are includible in income.
 o If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.


Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts

The Code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the Code),
 o you receive from an immediate annuity,
 o a Beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effective for tax years after December 31, 2012. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code "D" in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the penalty tax described previously.


Loans and Assignments

Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.

Gifting A Contract

If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your Contract's Value, you will pay tax on your Contract Value to the extent it exceeds your Purchase Payments not previously received. The new owner's Purchase Payments in the contract would then be increased to reflect the amount included in income.


Charges for Additional Benefits

Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.



Special Considerations for Same-Sex Spouses

The U.S. Supreme Court recently held same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.



Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.


Types of Qualified Contracts and Terms of Contracts

Qualified retirement plans may include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)


Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. Our individual variable annuity products are no longer available for purchase under a 403(b) plan, and we do not accept additional premiums or transfers to existing 403(b) contracts. We require confirmation from your 403(b) plan sponsor that surrenders, loans or transfers you request comply with applicable tax requirements and decline requests that are not in compliance. We will defer processing payments you request until all information required under the Code has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other providers.

We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code's requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.



Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified retirement plan and the participant's specific circumstances (e.g., the participant's compensation).
 o Minimum annual distributions are required under some qualified retirement plans once you reach age 701/2 or retire, if later as described below.

 o Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.


Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70 1/2 or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.


Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of Purchase Payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.



Federal Penalty Tax on Early Distributions from Qualified Retirement Plans

The Code may impose a 10% penalty tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% penalty tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
 o Distribution received on or after the Annuitant reaches 591/2
 o Distribution received on or after the Annuitant's death or because of the Annuitant's disability (as defined in the Code)
 o Distribution received as a series of substantially equal periodic payments based on the Annuitant's life (or life expectancy), or
 o Distribution received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


The IRS issued Announcement 2014-15 following the Tax Court's decision in Bobrow v. Commissioner, T.C. Memo. 2014-21. In the Announcement, the IRS stated its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual's IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.



Death Benefit and IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Contractowner provide their voting instructions to us. Even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes which had been deducted. No surrender charges or Interest Adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or Contract Value as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of Purchase Payments or Contract Value as of the Valuation Date on which we receive the cancellation request.


State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.


A written confirmation of each transaction will be mailed to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
 o deduction of the account fee and rider charges;
 o crediting of persistency credits, if applicable;
 o any rebalancing event under Asset Allocation Models, Investment Requirements or the portfolio rebalancing service; and
 o any transfer or withdrawal under dollar cost averaging, AWS, or the cross-reinvestment service.



Other Information

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.


Special Arrangements

At times, we may offer variations of the contracts described in this prospectus to existing owners as part of an exchange program. Contracts purchased through this exchange offer may impose different fees and expenses and provide certain additional benefits from those described in this prospectus.

Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.


After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding Legal Proceedings.

Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account N



Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment Calculations
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
More About the S&P Index
Unclaimed Property
Additional Services
Other Information
Financial Statements


For a free copy of the SAI complete the form below:







                Statement of Additional Information Request Card
                    Lincoln ChoicePlus AssuranceSM (B Share)
                    Lincoln Life Variable Annuity Account N










   .

Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account N Lincoln ChoicePlus AssuranceSM (B Share).


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City --------------------------------------------------- State ---------
Zip ---------


Mail to The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348.

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for contracts purchased before June 5, 2005 for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.



                       with EEB                          with EGMDB                          with GOP
          ---------------------------------- ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit                  Accumulation Unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
             (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
ABVPSF Global Thematic Growth
2004  .       N/A        N/A        N/A          3.944     4.076         1*        13.009    13.487         55
2005  .       4.076     4.156         2         13.465    13.757        14         13.487    13.791         50
2006  .       4.156     4.431        18         13.757    14.695        13         13.791    14.747         44
2007  .       4.431     5.226         8         14.695    17.365        14         14.747    17.443         35
2008  .       5.226     2.700         9         17.365     8.991        20         17.443     9.041         29
2009  .       2.700     4.067         9          8.991    13.571        25          9.041    13.659         34
2010  .       4.067     4.744         7         13.571    15.861        27         13.659    15.980         33
2011  .       4.744     3.574         7         15.861    11.973        22         15.980    12.075         28
2012  .       3.574     3.981         7         11.973    13.363        17         12.075    13.491         20
2013  .       3.981     4.814         7         13.363    16.190        17         13.491    16.361         11
---------     -----     -----       ---         ------    ------        --         ------    ------         --
ABVPSF Growth and Income(1)
2004  .      10.257    11.221        53         12.021    13.178       429         12.029    13.199        804
2005  .      11.221    11.545        81         13.178    13.585       656         13.199    13.621      1,146
2006  .      11.545    13.285        80         13.585    15.664       591         13.621    15.721      1,048
2007  .      13.285    13.703        75         15.664    16.188       511         15.721    16.263        937
2008  .      13.703     7.993        51         16.188     9.462       462         16.263     9.516        816
2009  .       7.993     9.463        44          9.462    11.224       410          9.516    11.298        736
2010  .       9.463    10.499        42         11.224    12.478       359         11.298    12.574        628
2011  .      10.499    10.954        25         12.478    13.045       278         12.574    13.158        492
2012  .      10.954    12.633        22         13.045    15.074       187         13.158    15.220        359
2013  .      12.633    14.765        13         15.074    17.632       170         15.220    17.809        315
---------    ------    ------       ---         ------    ------       ---         ------    ------      -----
ABVPSF International Value(2)
2006  .      10.950    11.842         5         10.298    11.857        21          9.652    11.864         94
2007  .      11.842    12.297         7         11.857    12.337        89         11.864    12.357        166
2008  .      12.297     5.651         5         12.337     5.680        98         12.357     5.695        106
2009  .       5.651     7.468         3          5.680     7.522        83          5.695     7.549         59
2010  .       7.468     7.662         3          7.522     7.733        64          7.549     7.768         73
2011  .       7.662     6.071         3          7.733     6.140        46          7.768     6.174         64
2012  .       6.071     6.820         2          6.140     6.910        24          6.174     6.956         36
2013  .       6.820     7.504         2          6.910     7.610        21          6.956     7.663         34
---------    ------    ------       ---         ------    ------       ---         ------    ------      -----
ABVPSF Large Cap Growth
2004  .       5.186     5.527         1*        11.502    12.282        38         11.509    12.302         55
2005  .       5.527     6.243        10         12.282    13.902        61         12.302    13.939         69
2006  .       6.243     6.101         2         13.902    13.614        49         13.939    13.664         63
2007  .       6.101     6.819         2         13.614    15.247        49         13.664    15.318         50
2008  .       6.819     4.036         1*        15.247     9.043        44         15.318     9.095         40
2009  .       4.036     5.443         1*         9.043    12.221        29          9.095    12.302         32
2010  .       5.443     5.881         1*        12.221    13.229        20         12.302    13.330         21
2011  .       5.881     5.595         1*        13.229    12.612        15         13.330    12.721          8
2012  .       5.595     6.391         1*        12.612    14.435        13         12.721    14.575          6
2013  .       6.391     8.613         1*        14.435    19.491         9         14.575    19.700          5
---------    ------    ------       ---         ------    ------       ---         ------    ------      -----
ABVPSF Small/Mid Cap Value
2004  .      15.156    17.751         4         13.135    15.415        84         13.143    15.440        180
2005  .      17.751    18.619         4         15.415    16.201       166         15.440    16.243        264
2006  .      18.619    20.915         2         16.201    18.235       182         16.243    18.301        266
2007  .      20.915    20.887         3         18.235    18.247       163         18.301    18.331        247
2008  .      20.887    13.201         3         18.247    11.556       144         18.331    11.620        246
2009  .      13.201    18.524         5         11.556    16.247       115         11.620    16.355        213
2010  .      18.524    23.065         3         16.247    20.272       110         16.355    20.426        177
2011  .      23.065    20.731         3         20.272    18.257        82         20.426    18.414        158
2012  .      20.731    24.159         3         18.257    21.318        54         18.414    21.523         97
2013  .      24.159    32.707         1*        21.318    28.918        39         21.523    29.226         85
---------    ------    ------       ---         ------    ------       ---         ------    ------      -----

                       with EEB                          with EGMDB                          with GOP
          ---------------------------------- ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit                  Accumulation Unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
             (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
American Century VP Inflation Protection(3)
2004  .       9.905    10.404         5          9.949   10.417         145       10.000    10.423         350
2005  .      10.404    10.393        21         10.417   10.427         638       10.423    10.443       1,052
2006  .      10.393    10.384        32         10.427   10.439         687       10.443    10.466       1,048
2007  .      10.384    11.185        32         10.439   11.267         524       10.466    11.307         931
2008  .      11.185    10.826        44         11.267   10.927         508       11.307    10.977       1,049
2009  .      10.826    11.740        40         10.927   11.872         548       10.977    11.938         984
2010  .      11.740    12.136        33         11.872   12.298         582       11.938    12.379       1,042
2011  .      12.136    13.340        27         12.298   13.544         441       12.379    13.647         936
2012  .      13.340    14.091        24         13.544   14.335         325       13.647    14.459         684
2013  .      14.091    13.785        23         14.335   14.035         300       14.459    14.161         611
---------    ------    ------        --         ------   ------         ---       ------    ------       -----
American Funds Global Growth
2004  .      10.216    11.266         4         10.199   11.280          99       10.000    11.286         179
2005  .      11.266    12.641        15         11.280   12.682         321       11.286    12.702         413
2006  .      12.641    14.975        17         12.682   15.053         344       12.702    15.092         425
2007  .      14.975    16.917        15         15.053   17.039         371       15.092    17.101         449
2008  .      16.917    10.252        17         17.039   10.347         351       17.101    10.394         432
2009  .      10.252    14.350        16         10.347   14.512         320       10.394    14.593         375
2010  .      14.350    15.773        16         14.512   15.983         289       14.593    16.089         328
2011  .      15.773    14.136        13         15.983   14.353         251       16.089    14.463         295
2012  .      14.136    17.043        11         14.353   17.338         204       14.463    17.488         213
2013  .      17.043    21.655        10         17.338   22.075         175       17.488    22.288         157
---------    ------    ------        --         ------   ------         ---       ------    ------       -----
American Funds Global Small Capitalization
2004  .       8.497    10.104        18         14.143   16.850         208       14.152    16.878         287
2005  .      10.104    12.458        23         16.850   20.818         309       16.878    20.873         446
2006  .      12.458    15.201        26         20.818   25.454         313       20.873    25.546         454
2007  .      15.201    18.157        20         25.454   30.464         293       25.546    30.605         432
2008  .      18.157     8.301        19         30.464   13.955         251       30.605    14.034         365
2009  .       8.301    13.170        17         13.955   22.185         236       14.034    22.332         321
2010  .      13.170    15.858        15         22.185   26.767         209       22.332    26.972         244
2011  .      15.858    12.612        15         26.767   21.331         156       26.972    21.515         194
2012  .      12.612    14.661        10         21.331   24.845         122       21.515    25.085         144
2013  .      14.661    18.499        10         24.845   31.413          88       25.085    31.748         111
---------    ------    ------        --         ------   ------         ---       ------    ------       -----
American Funds Growth
2004  .       7.224     7.993       148         12.326   13.666       1,680       12.333    13.689       3,051
2005  .       7.993     9.136       240         13.666   15.651       2,816       13.689    15.692       4,322
2006  .       9.136     9.904       235         15.651   17.001       2,656       15.692    17.063       4,020
2007  .       9.904    10.945       223         17.001   18.826       2,488       17.063    18.913       3,738
2008  .      10.945     6.032       166         18.826   10.396       2,235       18.913    10.455       3,396
2009  .       6.032     8.272       164         10.396   14.285       2,009       10.455    14.379       3,066
2010  .       8.272     9.657       150         14.285   16.709       1,707       14.379    16.837       2,570
2011  .       9.657     9.092       128         16.709   15.764       1,353       16.837    15.901       2,017
2012  .       9.092    10.543        85         15.764   18.317         983       15.901    18.494       1,497
2013  .      10.543    13.493        68         18.317   23.488         796       18.494    23.739       1,108
---------    ------    ------       ---         ------   ------       -----       ------    ------       -----
American Funds Growth-Income
2004  .      11.015    11.959       106         12.300   13.381       2,087       12.308    13.403       3,755
2005  .      11.959    12.449       166         13.381   13.957       3,277       13.403    13.994       5,239
2006  .      12.449    14.107       192         13.957   15.848       3,178       13.994    15.905       4,799
2007  .      14.107    14.576       191         15.848   16.407       2,930       15.905    16.483       4,378
2008  .      14.576     8.911       145         16.407   10.051       2,527       16.483    10.107       3,790
2009  .       8.911    11.503       142         10.051   13.001       2,153       10.107    13.087       3,339
2010  .      11.503    12.608       126         13.001   14.278       1,956       13.087    14.387       2,817
2011  .      12.608    12.174       109         14.278   13.814       1,681       14.387    13.934       2,308
2012  .      12.174    14.069        77         13.814   15.996       1,279       13.934    16.151       1,747
2013  .      14.069    18.475        63         15.996   21.047         986       16.151    21.272       1,303
---------    ------    ------       ---         ------   ------       -----       ------    ------       -----

                        with EEB                           with EGMDB                          with GOP
          ------------------------------------ ---------------------------------- ----------------------------------
            Accumulation Unit                   Accumulation Unit                  Accumulation Unit
                  value                               value                              value
          ----------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period    period       units      of period   period      units      of period   period      units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- -------- -------------
              (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
American Funds International
2004  .       6.855      8.045         65         13.207    15.532       600         13.215    15.557      1,009
2005  .       8.045      9.615         94         15.532    18.600       897         15.557    18.649      1,515
2006  .       9.615     11.253         90         18.600    21.812       896         18.649    21.890      1,517
2007  .      11.253     13.285         81         21.812    25.802       835         21.890    25.921      1,435
2008  .      13.285      7.563         69         25.802    14.718       747         25.921    14.801      1,294
2009  .       7.563     10.644         69         14.718    20.754       648         14.801    20.892      1,040
2010  .      10.644     11.227         68         20.754    21.935       550         20.892    22.103        879
2011  .      11.227      9.501         54         21.935    18.600       441         22.103    18.761        709
2012  .       9.501     11.019         44         18.600    21.615       334         18.761    21.824        531
2013  .      11.019     13.184         35         21.615    25.913       258         21.824    26.190        414
---------    ------     ------         --         ------    ------       ---         ------    ------      -----
BlackRock Global Allocation V.I.
2009  .      10.750     11.569          2         10.452    11.583        53         10.120    11.591         89
2010  .      11.569     12.491         16         11.583    12.531       162         11.591    12.552        149
2011  .      12.491     11.839         20         12.531    11.901       231         12.552    11.932        172
2012  .      11.839     12.806         19         11.901    12.899       187         11.932    12.946        175
2013  .      12.806     14.412         19         12.899    14.546       114         12.946    14.613        141
---------    ------     ------         --         ------    ------       ---         ------    ------      -----
Delaware VIP Diversified Income
2004  .      10.207     10.872          4         10.031    10.885       238         10.081    10.891        407
2005  .      10.872     10.631         29         10.885    10.665       592         10.891    10.682      1,114
2006  .      10.631     11.248         28         10.665    11.307       613         10.682    11.336      1,130
2007  .      11.248     11.884         34         11.307    11.970       808         11.336    12.013      1,290
2008  .      11.884     11.117         42         11.970    11.220       728         12.013    11.272      1,406
2009  .      11.117     13.851         49         11.220    14.007       904         11.272    14.085      1,414
2010  .      13.851     14.696         43         14.007    14.891       604         14.085    14.989      1,273
2011  .      14.696     15.345         38         14.891    15.580       502         14.989    15.699      1,009
2012  .      15.345     16.131         37         15.580    16.411       366         15.699    16.553        746
2013  .      16.131     15.642         22         16.411    15.945       320         16.553    16.099        585
---------    ------     ------         --         ------    ------       ---         ------    ------      -----
Delaware VIP Emerging Markets
2004  .      14.457     19.360          1*        10.279    13.580        26         10.258    13.588         51
2005  .      19.360     24.206          2         13.580    17.013       177         13.588    17.041        255
2006  .      24.206     30.194          2         17.013    21.265       166         17.041    21.320        289
2007  .      30.194     41.137          3         21.265    29.029       163         21.320    29.134        287
2008  .      41.137     19.550          4         29.029    13.824       138         29.134    13.888        258
2009  .      19.550     34.167          2         13.824    24.208       133         13.888    24.344        243
2010  .      34.167     39.728          2         24.208    28.204       132         24.344    28.391        216
2011  .      39.728     31.262          2         28.204    22.238        98         28.391    22.408        174
2012  .      31.262     35.112          2         22.238    25.027        80         22.408    25.244        135
2013  .      35.112     37.943          2         25.027    27.099        74         25.244    27.360        119
---------    ------     ------         --         ------    ------       ---         ------    ------      -----
Delaware VIP High Yield
2004  .      10.658     11.953         28         11.081    12.453       374         11.088    12.473        788
2005  .      11.953     12.151         30         12.453    12.684       529         12.473    12.718      1,049
2006  .      12.151     13.409         28         12.684    14.026       501         12.718    14.077      1,020
2007  .      13.409     13.526         29         14.026    14.176       472         14.077    14.242        907
2008  .      13.526     10.054         13         14.176    10.559       390         14.242    10.619        805
2009  .      10.054     14.702         16         10.559    15.471       355         10.619    15.573        772
2010  .      14.702     16.618         15         15.470    17.522       263         15.573    17.655        729
2011  .      16.618     16.727          9         17.522    17.672       205         17.655    17.825        440
2012  .      16.727     19.308          8         17.672    20.440       163         17.825    20.638        310
2013  .      19.308     20.697          7         20.440    21.954       150         20.638    22.189        219
---------    ------     ------         --         ------    ------       ---         ------    ------      -----
Delaware VIP Limited-Term Diversified Income
2005  .       N/A         N/A         N/A         10.001     9.933         4          9.904     9.939          4
2006  .       N/A         N/A         N/A          9.933    10.214        11          9.939    10.230         49
2007  .       N/A         N/A         N/A         10.214    10.493        13         10.230    10.520         41
2008  .      10.207     10.202         15         10.493    10.275        37         10.520    10.311         90
2009  .      10.202     11.298         17         10.275    11.401       109         10.311    11.454        294
2010  .      11.298     11.590         25         11.401    11.720       210         11.454    11.785        414
2011  .      11.590     11.692         28         11.720    11.847       174         11.785    11.925        410
2012  .      11.692     11.791         27         11.847    11.971       167         11.925    12.062        373
2013  .      11.791     11.444          9         11.971    11.642       159         12.062    11.742        266
---------    ------     ------        ---         ------    ------       ---         ------    ------      -----

                        with EEB                           with EGMDB                          with GOP
          ------------------------------------ ---------------------------------- ----------------------------------
            Accumulation Unit                   Accumulation Unit                  Accumulation Unit
                  value                               value                              value
          ----------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period    period       units      of period   period      units      of period   period      units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- -------- -------------
              (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
Delaware VIP REIT
2004  .      15.453     19.926         11         12.201    15.764       354         12.209    15.789       622
2005  .      19.926     20.944         17         15.764    16.602       459         15.789    16.646       888
2006  .      20.944     27.260         19         16.602    21.653       434         16.646    21.731       811
2007  .      27.260     23.012         17         21.653    18.315       364         21.731    18.400       646
2008  .      23.012     14.648         11         18.315    11.682       315         18.400    11.747       512
2009  .      14.648     17.756         10         11.682    14.189       226         11.747    14.283       434
2010  .      17.756     22.114          9         14.189    17.706       227         14.283    17.842       366
2011  .      22.114     24.062          7         17.706    19.304       179         17.842    19.472       258
2012  .      24.062     27.599          6         19.304    22.186        99         19.472    22.401       196
2013  .      27.599     27.669          6         22.186    22.287        83         22.401    22.525       168
---------    ------     ------         --         ------    ------       ---         ------    ------       ---
Delaware VIP Small Cap Value
2004  .      16.806     20.029         12         13.172    15.729       345         13.180    15.755       555
2005  .      20.029     21.504         18         15.729    16.921       509         15.755    16.965       864
2006  .      21.504     24.512         20         16.921    19.327       524         16.965    19.397       854
2007  .      24.512     22.462         20         19.327    17.746       437         19.397    17.828       765
2008  .      22.462     15.451         16         17.746    12.231       379         17.828    12.300       643
2009  .      15.451     19.995         16         12.231    15.860       272         12.300    15.965       506
2010  .      19.995     25.945         11         15.860    20.621       264         15.965    20.778       442
2011  .      25.945     25.115          9         20.621    20.001       189         20.778    20.174       332
2012  .      25.115     28.072          7         20.001    22.400       132         20.174    22.617       265
2013  .      28.072     36.772          6         22.400    29.401       108         22.617    29.715       217
---------    ------     ------         --         ------    ------       ---         ------    ------       ---
Delaware VIP Smid Cap Growth(4)
2004  .       6.729      7.434         44         12.554    13.897       380         12.562    13.920       657
2005  .       7.434      7.723         53         13.897    14.466       461         13.920    14.504       741
2006  .       7.723      8.154         48         14.466    15.304       365         14.504    15.359       695
2007  .       8.154      8.859         46         15.304    16.661       283         15.359    16.738       584
2008  .       8.859      4.630         33         16.661     8.726       240         16.738     8.775       473
2009  .       4.630      7.031         32          8.726    13.277       199          8.775    13.365       396
2010  .       8.358      9.454         28         15.806    17.887       169         15.923    18.023       322
2011  .       9.454     10.034         19         17.887    19.022       141         18.023    19.187       245
2012  .      10.034     10.927         14         19.022    20.756       102         19.187    20.957       190
2013  .      10.927     15.152         14         20.756    28.840        84         20.957    29.148       148
---------    ------     ------         --         ------    ------       ---         ------    ------       ---
Delaware VIP U.S. Growth
2004  .       9.830      9.962         38         11.473    11.650       186         11.480    11.669       447
2005  .       9.962     11.211         38         11.650    13.137       177         11.669    13.171       483
2006  .      11.211     11.254         24         13.137    13.214       148         13.171    13.262       479
2007  .      11.254     12.440         26         13.214    14.636       129         13.262    14.703       417
2008  .      12.440      6.992         18         14.636     8.243       112         14.703     8.289       322
2009  .       6.992      9.831         16          8.243    11.613        95          8.289    11.690       264
2010  .       9.831     10.980         15         11.613    12.995        74         11.690    13.095       217
2011  .      10.980     11.610          2         12.995    13.769        64         13.095    13.888       197
2012  .      11.610     13.242          2         13.769    15.736        57         13.888    15.888       153
2013  .      13.242     17.512          2         15.736    20.852        45         15.888    21.074       114
---------    ------     ------         --         ------    ------       ---         ------    ------       ---
Delaware VIP Value
2004  .      10.978     12.373          7         12.053    13.612        67         12.060    13.634       290
2005  .      12.373     12.876         13         13.612    14.193       193         13.634    14.230       508
2006  .      12.876     15.678         12         14.193    17.317       238         14.230    17.380       604
2007  .      15.678     14.960         12         17.317    16.557       217         17.380    16.633       566
2008  .      14.960      9.775          8         16.557    10.840       175         16.633    10.901       458
2009  .       9.775     11.312          7         10.840    12.570       179         10.901    12.654       444
2010  .      11.312     12.832          7         12.570    14.288       159         12.654    14.397       409
2011  .      12.832     13.791          6         14.288    15.386       139         14.397    15.519       326
2012  .      13.791     15.524          6         15.386    17.353        87         15.519    17.521       208
2013  .      15.524     20.366          2         17.353    22.812        80         17.521    23.056       175
---------    ------     ------         --         ------    ------       ---         ------    ------       ---
DWS Alternative Asset Allocation
2009  .       N/A         N/A         N/A         10.490    12.103         3         10.594    11.507         6
2010  .       N/A         N/A         N/A         12.103    13.378         7         11.507    12.732         9
2011  .       N/A         N/A         N/A         13.378    12.775        13         12.732    12.170        23
2012  .       N/A         N/A         N/A         12.775    13.770        12         12.170    13.131        12
2013  .      12.985     12.869          1*        13.770    13.673         6         13.131    13.052        17
---------    ------     ------        ---         ------    ------       ---         ------    ------       ---

                        with EEB                           with EGMDB                          with GOP
          ------------------------------------ ---------------------------------- ----------------------------------
            Accumulation Unit                   Accumulation Unit                  Accumulation Unit
                  value                               value                              value
          ----------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period    period       units      of period   period      units      of period   period      units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- -------- -------------
              (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
DWS VIT Equity 500 Index(1)
2004  .      12.029     13.053         14         12.044    13.095       158         12.052    13.117        322
2005  .      13.053     13.406         31         13.095    13.477       228         13.117    13.512        410
2006  .      13.406     15.197         30         13.477    15.308       215         13.512    15.363        377
2007  .      15.197     15.701         30         15.308    15.847       185         15.363    15.920        319
2008  .      15.701      9.677         25         15.847     9.787       148         15.920     9.842        304
2009  .       9.677     11.996         22          9.787    12.156        96          9.842    12.237        246
2010  .      11.996     13.513         20         12.156    13.721        87         12.237    13.826        203
2011  .      13.513     13.491         14         13.721    13.726       124         13.826    13.845        154
2012  .      13.491     15.317         14         13.726    15.614        74         13.845    15.765        111
2013  .      15.317     17.903         15         15.614    18.265        72         15.765    18.449         95
---------    ------     ------         --         ------    ------       ---         ------    ------        ---
DWS VIT Small Cap Index(5)
2004  .      13.527     15.631          2         13.543    15.681        56         13.552    15.707        149
2005  .      15.631     15.989          2         15.681    16.073       106         15.707    16.115        221
2006  .      15.989     18.431          4         16.073    18.565       106         16.115    18.632        227
2007  .      18.431     17.738          4         18.565    17.902        91         18.632    17.985        213
2008  .      17.738     11.458          1*        17.902    11.588        53         17.985    11.653        172
2009  .      11.458     14.231          1*        11.588    14.421        50         11.653    14.517        155
2010  .      14.231     17.653          1*        14.421    17.924        49         14.517    18.061        118
2011  .       N/A         N/A         N/A         17.924    16.858        33         18.061    17.004         86
2012  .       N/A         N/A         N/A         16.858    19.253        21         17.004    19.439         52
2013  .       N/A         N/A         N/A         19.253    22.544        18         19.439    22.771         47
---------    ------     ------        ---         ------    ------       ---         ------    ------        ---
Fidelity VIP Contrafund
2004  .      12.264     13.892         23         12.264    13.920       322         12.272    13.942        601
2005  .      13.892     15.941         35         13.920    16.008       660         13.942    16.049      1,109
2006  .      15.941     17.473         43         16.008    17.581       791         16.049    17.644      1,196
2007  .      17.473     20.161         36         17.581    20.326       673         17.644    20.420      1,144
2008  .      20.161     11.365         40         20.326    11.481       607         20.420    11.545        997
2009  .      11.365     15.143         34         11.481    15.329       522         11.545    15.430        862
2010  .      15.143     17.417         28         15.329    17.665       491         15.430    17.800        747
2011  .      17.417     16.655         25         17.665    16.926       415         17.800    17.073        631
2012  .      16.655     19.027         18         16.926    19.375       278         17.073    19.562        477
2013  .      19.027     24.509         19         19.375    25.008       233         19.562    25.274        383
---------    ------     ------        ---         ------    ------       ---         ------    ------      -----
Fidelity VIP Equity-Income
2004  .      10.552     11.545          7         12.407    13.602       143         12.415    13.624        361
2005  .      11.545     11.989         18         13.602    14.153       367         13.624    14.190        618
2006  .      11.989     14.143         18         14.153    16.730       364         14.190    16.790        589
2007  .      14.143     14.088         16         16.730    16.699       300         16.790    16.776        527
2008  .      14.088      7.925         15         16.699     9.412       283         16.776     9.465        468
2009  .       7.925     10.125         12          9.412    12.048       264          9.465    12.129        396
2010  .      10.125     11.445         10         12.048    13.647       236         12.129    13.751        322
2011  .      11.445     11.331          8         13.647    13.538       195         13.751    13.655        240
2012  .      11.331     13.046          7         13.538    15.619       126         13.655    15.770        178
2013  .      13.046     15.249          7         15.619    18.269       114         15.770    18.453        159
---------    ------     ------        ---         ------    ------       ---         ------    ------      -----
Fidelity VIP Growth
2004  .       6.037      6.123         10         12.297    12.498        72         12.305    12.519        177
2005  .       6.123      6.355         23         12.498    12.996       180         12.519    13.031        316
2006  .       6.355      6.661         32         12.996    13.651       164         13.031    13.701        307
2007  .       6.661      8.299         23         13.651    17.042       135         13.701    17.121        284
2008  .       8.299      4.301         16         17.042     8.850       130         17.121     8.900        242
2009  .       4.301      5.414         17          8.850    11.162       131          8.900    11.236        211
2010  .       5.414      6.596         14         11.162    13.627       121         11.236    13.731        186
2011  .       6.596      6.486         12         13.627    13.426       106         13.731    13.542        150
2012  .       6.486      7.299         10         13.426    15.139        87         13.542    15.285         92
2013  .       7.299      9.764          9         15.139    20.292        66         15.285    20.509         76
---------    ------     ------        ---         ------    ------       ---         ------    ------      -----

                        with EEB                           with EGMDB                          with GOP
          ------------------------------------ ---------------------------------- ----------------------------------
            Accumulation Unit                   Accumulation Unit                  Accumulation Unit
                  value                               value                              value
          ----------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period    period       units      of period   period      units      of period   period      units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- -------- -------------
              (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
Fidelity VIP Mid Cap
2005  .      10.237     11.564          1*        10.465    11.577        68         10.114    11.584        59
2006  .      11.564     12.786          5         11.577    12.826       188         11.584    12.846       173
2007  .      12.786     14.506          7         12.826    14.580       163         12.846    14.618       224
2008  .      14.506      8.617          9         14.580     8.679       164         14.618     8.710       268
2009  .       8.617     11.845          9          8.679    11.954       155          8.710    12.009       248
2010  .      11.845     14.981          6         11.954    15.148       153         12.009    15.233       229
2011  .      14.981     13.136          6         15.148    13.310       120         15.233    13.398       196
2012  .      13.136     14.803          5         13.310    15.029       113         13.398    15.143       131
2013  .      14.803     19.784          6         15.029    20.126        94         15.143    20.299        98
---------    ------     ------          -         ------    ------       ---         ------    ------       ---
Fidelity VIP Overseas(6)
2004  .       7.342      8.184         40         14.198    15.856       200         14.206    15.882       450
2005  .       8.184      9.562         74         15.856    18.563       361         15.882    18.612       667
2006  .       9.562     11.077         59         18.563    21.548       305         18.612    21.626       597
2007  .      11.077     12.754         55         21.548    24.859       239         21.626    24.974       520
2008  .      12.754      7.030         42         24.859    13.730       215         24.974    13.808       428
2009  .       7.030      8.728         35         13.730    17.081       186         13.808    17.194       378
2010  .       8.728      9.687         31         17.081    18.995       161         17.194    19.140       319
2011  .       9.687      7.876         12         18.995    15.475       137         19.140    15.609       272
2012  .       7.876      9.326          9         15.475    18.361       107         15.609    18.538       190
2013  .       9.326     10.407          9         18.361    20.505        98         18.538    20.711       167
---------    ------     ------         --         ------    ------       ---         ------    ------       ---
FTVIPT Franklin Income Securities
2006  .      10.525     11.222          9         10.189    11.236        47         10.184    11.243       122
2007  .      11.222     11.453         16         11.236    11.490       111         11.243    11.509       271
2008  .      11.453      7.925         17         11.490     7.966       115         11.509     7.987       256
2009  .       7.925     10.570         14          7.966    10.646       184          7.987    10.685       394
2010  .      10.570     11.714         12         10.646    11.823       221         10.685    11.877       233
2011  .      11.714     11.797         12         11.823    11.930       180         11.877    11.997       166
2012  .      11.797     13.072          9         11.930    13.246       155         11.997    13.334       105
2013  .      13.072     14.651         10         13.246    14.876       156         13.334    14.990        91
---------    ------     ------         --         ------    ------       ---         ------    ------       ---
FTVIPT Franklin Small-Mid Cap Growth Securities(5)
2004  .       6.348      6.961         25         12.960    14.239        80         12.968    14.262       185
2005  .       6.961      7.175         24         14.239    14.706       133         14.262    14.744       216
2006  .       7.175      7.671         25         14.706    15.754       124         14.744    15.811       214
2007  .       7.671      8.394         19         15.754    17.273       107         15.811    17.353       180
2008  .       8.394      4.748         16         17.273     9.789       115         17.353     9.845       143
2009  .       4.748      6.705         22          9.789    13.853        82          9.845    13.945       143
2010  .       6.705      8.417         23         13.853    17.425        65         13.945    17.559       140
2011  .       8.417      7.879         22         17.425    16.345        45         17.559    16.486       110
2012  .       7.879      8.591         14         16.345    17.857        35         16.486    18.030        68
2013  .       8.591     10.012         14         17.857    20.825        34         18.030    21.034        56
---------    ------     ------         --         ------    ------       ---         ------    ------       ---
FTVIPT Mutual Shares Securities
2006  .      10.451     11.267          4         10.202    11.280        44         10.234    11.287        86
2007  .      11.267     11.467          6         11.280    11.502       154         11.287    11.520       190
2008  .      11.467      7.093         16         11.502     7.129       180         11.520     7.148       204
2009  .       7.093      8.795          5          7.129     8.857       185          7.148     8.889       156
2010  .       8.795      9.619          7          8.857     9.707       206          8.889     9.752       174
2011  .       9.619      9.363          7          9.707     9.467       119          9.752     9.521       141
2012  .       9.363     10.522          5          9.467    10.660        98          9.521    10.731       105
2013  .      10.522     13.275          3         10.660    13.476        49         10.731    13.579        84
---------    ------     ------         --         ------    ------       ---         ------    ------       ---
FTVIPT Templeton Global Bond Securities
2005  .       N/A         N/A         N/A         10.009     9.884         4          9.810     9.890         5
2006  .       N/A         N/A         N/A          9.884    10.986        53          9.890    11.003        21
2007  .      11.526     11.958          6         10.986    12.019       111         11.003    12.050        90
2008  .      11.958     12.492          8         12.019    12.581       213         12.050    12.626       380
2009  .      12.492     14.583          8         12.581    14.717       240         12.626    14.784       379
2010  .      14.583     16.417          6         14.717    16.601       222         14.784    16.694       392
2011  .      16.417     16.008         12         16.601    16.220       168         16.694    16.326       291
2012  .      16.008     18.118          8         16.220    18.395       152         16.326    18.534       243
2013  .      18.118     18.112          6         18.395    18.425       148         18.534    18.584       187
---------    ------     ------        ---         ------    ------       ---         ------    ------       ---

                        with EEB                            with EGMDB                           with GOP
          ------------------------------------ ------------------------------------ ----------------------------------
            Accumulation Unit                    Accumulation Unit                   Accumulation Unit
                  value                                value                               value
          ----------------------   Number of   ----------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning   End of   accumulation
           of period    period       units      of period    period       units      of period   period      units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- -------- -------------
               (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
FTVIPT Templeton Growth Securities
2004  .      10.322     11.780          2         12.697     14.520        108         12.705    14.544       213
2005  .      11.780     12.614         10         14.520     15.580        236         14.544    15.620       350
2006  .      12.614     15.114         14         15.580     18.704        250         15.620    18.772       371
2007  .      15.114     15.215         16         18.704     18.868        246         18.772    18.955       350
2008  .      15.215      8.632          8         18.868     10.725        178         18.955    10.786       277
2009  .       8.632     11.132          5         10.725     13.859        158         10.786    13.951       208
2010  .      11.132     11.759          4         13.859     14.669        145         13.951    14.782       178
2011  .      11.759     10.760          4         14.669     13.450        120         14.782    13.566       148
2012  .      10.760     12.813          3         13.450     16.049         75         13.566    16.204       102
2013  .      12.813     16.488          2         16.049     20.693         66         16.204    20.914        82
---------    ------     ------         --         ------     ------        ---         ------    ------       ---
Invesco V.I. American Franchise
2006  .      12.095     11.906          2         14.629     14.420          3         14.673    14.473        15
2007  .      11.906     13.086          2         14.420     15.880          3         14.473    15.955        14
2008  .      13.086      7.385          2         15.880      8.980          2         15.955     9.031        12
2009  .       7.385      8.769          2          8.980     10.684          2          9.031    10.756         4
2010  .       8.769      9.937          2         10.684     12.131          1*        10.756    12.225         3
2011  .       9.937      8.981          1*        12.131     10.986          1*        12.225    11.082         2
2012  .       8.981      9.915          1*        10.986     12.154          1*        11.082    12.272         2
2013  .       9.915     13.635          1*        12.154     16.747          1*        12.272    16.926         2
---------    ------     ------         --         ------     ------        ---         ------    ------       ---
Invesco V.I. Core Equity
2006  .      10.725     11.560          1*        13.332     14.389          3         13.371    14.442        58
2007  .      11.560     12.267          1*        14.389     15.300          3         14.442    15.371        57
2008  .      12.267      8.408          1*        15.300     10.507          2         15.371    10.566        56
2009  .       8.408     10.584          1*        10.507     13.254          2         10.566    13.342        54
2010  .      10.584     11.374          1*        13.254     14.271          2         13.342    14.380        59
2011  .      11.374     11.155          1*        14.271     14.024          2         14.380    14.146        39
2012  .      11.155     12.466          1*         N/A         N/A         N/A         14.146    15.856         7
2013  .      12.466     15.810          1*         N/A         N/A         N/A         15.856    20.170         7
---------    ------     ------         --         ------     ------        ---         ------    ------       ---
Invesco V.I. International Growth
2004  .       N/A         N/A         N/A         12.485     15.222          9         12.492    15.246        25
2005  .       N/A         N/A         N/A         15.222     17.659          9         15.246    17.704        29
2006  .       N/A         N/A         N/A         17.659     22.258          8         17.704    22.337        30
2007  .       N/A         N/A         N/A         22.258     25.107          9         22.337    25.221        30
2008  .       N/A         N/A         N/A         25.107     14.712          8         25.221    14.794        25
2009  .       N/A         N/A         N/A         14.712     19.562          6         14.794    19.691        22
2010  .       N/A         N/A         N/A         19.562     21.712          4         19.691    21.876        19
2011  .       N/A         N/A         N/A         21.712     19.903          3         21.876    20.074        16
2012  .       N/A         N/A         N/A         19.903     22.609          1*        20.074    22.826         8
2013  .       N/A         N/A         N/A         22.609     26.455          1*        22.826    26.735         7
---------    ------     ------        ---         ------     ------        ---         ------    ------       ---
Janus Aspen Global Research
2004  .      10.234     10.522          2         12.217     12.587         11         12.225    12.607        20
2005  .      10.522     10.926          1*        12.587     13.096         10         12.607    13.130        16
2006  .      10.926     12.675          1*        13.096     15.223          8         13.130    15.278        16
2007  .      12.675     13.635          1*        15.223     16.408          6         15.278    16.484        15
2008  .       N/A         N/A         N/A         16.408      8.926          7         16.484     8.976         4
2009  .       N/A         N/A         N/A          8.926     12.088          6          8.976    12.168         4
2010  .       N/A         N/A         N/A         12.088     13.763          6         12.168    13.868         4
2011  .       N/A         N/A         N/A         13.763     11.667          6         13.868    11.768         4
2012  .       N/A         N/A         N/A         11.667     13.783          3         11.768    13.916         4
2013  .       N/A         N/A         N/A         13.783     17.398          3         13.916    17.584         4
---------    ------     ------        ---         ------     ------        ---         ------    ------       ---
Janus Aspen Series Balanced
2004  .      10.947     11.660          1*        10.853     11.584        111         10.860    11.603       156
2005  .      11.660     12.348          1*        11.584     12.292        140         11.603    12.324       191
2006  .      12.348     13.411          1*        12.292     13.377        168         12.324    13.425       174
2007  .      13.411     14.549          1*        13.377     14.541        168         13.425    14.608       146
2008  .      14.549     12.012          1*        14.541     12.030        157         14.608    12.097       119
2009  .       N/A         N/A         N/A         12.030     14.890        152         12.097    14.988       116
2010  .       N/A         N/A         N/A         14.890     15.867        147         14.988    15.988       117
2011  .       N/A         N/A         N/A         15.867     15.850        121         15.988    15.987        71
2012  .       N/A         N/A         N/A         15.850     17.712         62         15.987    17.883        37
2013  .      19.555     20.676          1*        17.712     20.914         60         17.883    21.137        30
---------    ------     ------        ---         ------     ------        ---         ------    ------       ---

                        with EEB                            with EGMDB                            with GOP
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation Unit                    Accumulation Unit                    Accumulation Unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
Janus Aspen Series Enterprise
2004  .      10.668     12.642          1*        12.411     14.737         28         12.419     14.761         57
2005  .      12.642     13.930          2         14.737     16.272         51         14.761     16.314         79
2006  .      13.930     15.525          2         16.272     18.171         46         16.314     18.237         73
2007  .      15.525     18.592          2         18.171     21.804         62         18.237     21.904         60
2008  .      18.592     10.267          2         21.804     12.065         33         21.904     12.133         45
2009  .      10.267     14.587          1*        12.065     17.176         30         12.133     17.290         37
2010  .      14.587     18.010          1*        17.176     21.249         24         17.290     21.411         32
2011  .      18.010     17.422          1*        21.249     20.597         22         21.411     20.775         28
2012  .      17.422     20.049          1*        20.597     23.749         15         20.775     23.978         15
2013  .      20.049     26.039          1*        23.749     30.906         12         23.978     31.236          9
---------    ------     ------          -         ------     ------         --         ------     ------         --
LVIP Baron Growth Opportunities(7)
2006  .       N/A         N/A         N/A          9.284     10.629          2         10.172     10.636          5
2007  .      11.349     10.800         10         10.629     10.835         33         10.636     10.853         35
2008  .      10.800      6.465          7         10.835      6.499         44         10.853      6.517        123
2009  .       6.465      8.797          1*         6.499      8.861         43          6.517      8.893        137
2010  .       8.797     10.936          1*         8.861     11.037         42          8.893     11.089        118
2011  .      10.936     11.190          1*        11.037     11.316         30         11.089     11.380        125
2012  .      11.190     13.015          1*        11.316     13.188         23         11.380     13.276         88
2013  .      13.015     17.931          2         13.188     18.206         27         13.276     18.346         71
---------    ------     ------        ---         ------     ------         --         ------     ------        ---
LVIP BlackRock Emerging Markets RPM
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A         10.951      9.941          1*        11.086      9.954          6
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP BlackRock Equity Dividend RPM
2005  .       N/A         N/A         N/A          9.986     10.484          7         10.035     10.490          3
2006  .       N/A         N/A         N/A         10.484     11.469          6         10.490     11.487          2
2007  .       N/A         N/A         N/A         11.469     11.766          5         11.487     11.797          3
2008  .       N/A         N/A         N/A         11.766      7.134          3         11.797      7.160          3
2009  .       N/A         N/A         N/A          7.134      8.649          3          7.160      8.688         10
2010  .       N/A         N/A         N/A          8.649     10.028          2          8.688     10.084          8
2011  .       N/A         N/A         N/A         10.028      9.605          2         10.084      9.669          7
2012  .       N/A         N/A         N/A          9.605     11.047          4          9.669     11.131          6
2013  .       N/A         N/A         N/A         11.047     12.839          1*        11.131     12.950          5
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP BlackRock Global Allocation V.I. RPM
2013  .       N/A         N/A         N/A         10.288     10.418         11         10.000     10.424          7
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP BlackRock Inflation Protected Bond
2010  .       N/A         N/A         N/A         10.159     10.108          3         10.287     10.115          2
2011  .      10.096     11.110          3         10.108     11.146         52         10.115     11.164        116
2012  .      11.110     11.611          1*        11.146     11.672         58         11.164     11.703        129
2013  .      11.611     10.442         22         11.672     10.518        349         11.703     10.556        669
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Capital Growth
2007  .       N/A         N/A         N/A          9.772     10.714          2          9.772     10.721          4
2008  .       N/A         N/A         N/A         10.714      6.153          1*        10.721      6.163          4
2009  .       N/A         N/A         N/A          6.153      8.158         11          6.163      8.179          7
2010  .       N/A         N/A         N/A          8.158      9.541          7          8.179      9.576          8
2011  .       N/A         N/A         N/A          9.541      8.535          1*         9.576      8.574          9
2012  .       N/A         N/A         N/A          8.535      9.991         11          8.574     10.047          5
2013  .       N/A         N/A         N/A          9.991     13.359         10         10.047     13.448          3
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Clarion Global Real Estate
2007  .       8.693      8.218          8          9.558      8.228         90         10.087      8.233         59
2008  .       8.218      4.674          3          8.228      4.689         84          8.233      4.697        156
2009  .       4.674      6.321          5          4.689      6.354        173          4.697      6.371        150
2010  .       6.321      7.316          7          6.354      7.369        174          6.371      7.396        152
2011  .       7.316      6.556          9          7.369      6.616         80          7.396      6.647        143
2012  .       6.556      8.021          5          6.616      8.112         83          6.647      8.157        121
2013  .       8.021      8.130          9          8.112      8.238         73          8.157      8.293        120
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---

                        with EEB                            with EGMDB                           with GOP
          ------------------------------------ ------------------------------------ ----------------------------------
            Accumulation Unit                    Accumulation Unit                   Accumulation Unit
                  value                                value                               value
          ----------------------   Number of   ----------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning   End of   accumulation
           of period    period       units      of period    period       units      of period   period      units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- -------- -------------
               (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP Columbia Small-Mid Cap Growth RPM
2007  .      10.944     10.836          5          9.906     10.936          11         9.907    10.856          6
2008  .      10.836      5.390          4         10.936      5.450           8        10.856     5.416         27
2009  .       N/A         N/A         N/A          5.450      7.953          15         5.416     7.910         24
2010  .       N/A         N/A         N/A          7.953      9.950          26         7.910     9.907         82
2011  .       N/A         N/A         N/A          9.950      9.039          46         9.907     9.009         42
2012  .       N/A         N/A         N/A          9.039      9.463          25         9.009     9.440         49
2013  .       N/A         N/A         N/A          9.463     11.614          18         9.440    11.597         32
---------    ------     ------        ---         ------     ------          --        ------    ------         --
LVIP Delaware Bond
2004  .      10.014     10.347        152         10.026     10.381       1,805        10.033    10.398      3,914
2005  .      10.347     10.421        221         10.381     10.475       2,951        10.398    10.503      5,210
2006  .      10.421     10.706        217         10.475     10.784       2,808        10.503    10.823      4,889
2007  .      10.706     11.076        208         10.784     11.178       2,561        10.823    11.230      4,605
2008  .      11.076     10.539        122         11.178     10.658       1,988        11.230    10.718      3,729
2009  .      10.539     12.283        103         10.658     12.446       1,823        10.718    12.529      3,325
2010  .      12.283     13.062         96         12.446     13.263       1,644        12.529    13.364      2,851
2011  .      13.062     13.781         52         13.263     14.021       1,325        13.364    14.142      2,290
2012  .      13.781     14.401         44         14.021     14.681         934        14.142    14.823      1,657
2013  .      14.401     13.791         31         14.681     14.087         785        14.823    14.237      1,301
---------    ------     ------        ---         ------     ------       -----        ------    ------      -----
LVIP Delaware Diversified Floating Rate
2010  .       N/A         N/A         N/A         10.046     10.050           4        10.053    10.056         15
2011  .      10.037      9.825          1*        10.050      9.857          22        10.056     9.873         33
2012  .       9.825     10.047          2          9.857     10.100          28         9.873    10.126         37
2013  .      10.047      9.932         22         10.100     10.004          75        10.126    10.041        108
---------    ------     ------        ---         ------     ------       -----        ------    ------      -----
LVIP Delaware Foundation Aggressive Allocation(8)
2004  .      11.342     12.637          1*        11.357     12.678          29        11.364    12.699         54
2005  .      12.637     13.242          1*        12.678     13.312          81        12.699    13.347         98
2006  .      13.242     14.878          1*        13.312     14.986          81        13.347    15.041        105
2007  .      14.878     15.529          1*        14.986     15.674          65        15.041    15.746        102
2008  .      15.529     10.175          1*        15.674     10.290          58        15.746    10.348        119
2009  .      10.175     13.177          1*        10.290     13.352          59        10.348    13.441         68
2010  .      13.177     14.543          1*        13.352     14.767          56        13.441    14.879         48
2011  .      14.543     13.980          1*        14.767     14.223          35        14.879    14.347         38
2012  .      13.980     15.541          1*        14.223     15.843          24        14.347    15.996         27
2013  .      15.541     18.334          1*        15.843     18.728          18        15.996    18.928         15
---------    ------     ------        ---         ------     ------       -----        ------    ------      -----
LVIP Delaware Growth and Income
2005  .       N/A         N/A         N/A          N/A         N/A         N/A         10.079    10.382          1*
2006  .       N/A         N/A         N/A         10.753     11.462           7        10.382    11.481         18
2007  .       N/A         N/A         N/A         11.462     11.958          51        11.481    11.989         53
2008  .       N/A         N/A         N/A         11.958      7.544          53        11.989     7.571        104
2009  .       N/A         N/A         N/A          7.544      9.237          52         7.571     9.280        115
2010  .       N/A         N/A         N/A          9.237     10.246          55         9.280    10.304         79
2011  .       N/A         N/A         N/A         10.246     10.184          41        10.304    10.251         68
2012  .       N/A         N/A         N/A         10.184     11.534          41        10.251    11.622         40
2013  .       N/A         N/A         N/A         11.534     15.097          32        11.622    15.227         31
---------    ------     ------        ---         ------     ------       -----        ------    ------      -----
LVIP Delaware Social Awareness
2004  .      12.260     13.557         45         12.275     13.601         302        12.282    13.623        607
2005  .      13.557     14.902         59         13.601     14.980         465        13.623    15.020        829
2006  .      14.902     16.421         49         14.980     16.540         399        15.020    16.600        752
2007  .      16.421     16.590         41         16.540     16.744         348        16.600    16.821        669
2008  .      16.590     10.666         32         16.744     10.786         304        16.821    10.847        522
2009  .      10.666     13.590         23         10.786     13.772         266        10.847    13.863        452
2010  .      13.590     14.863         19         13.772     15.091         227        13.863    15.206        373
2011  .      14.863     14.661          9         15.091     14.916         187        15.206    15.046        284
2012  .      14.661     16.568          8         14.916     16.890         146        15.046    17.053        217
2013  .      16.568     22.035          7         16.890     22.508         122        17.053    22.749        160
---------    ------     ------        ---         ------     ------       -----        ------    ------      -----

                        with EEB                            with EGMDB                            with GOP
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation Unit                    Accumulation Unit                    Accumulation Unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP Delaware Special Opportunities
2007  .       N/A         N/A         N/A          9.204      9.151          6          9.800      9.156          5
2008  .       N/A         N/A         N/A          9.151      5.695         15          9.156      5.704         26
2009  .       N/A         N/A         N/A          5.695      7.296          8          5.704      7.315         34
2010  .       7.258      9.294          2          7.296      9.362        130          7.315      9.395         72
2011  .       9.294      8.636          2          9.362      8.716          8          9.395      8.757         63
2012  .       8.636      9.730          1*         8.716      9.840          7          8.757      9.895         35
2013  .       9.730     12.759          1*         9.840     12.929          8          9.895     13.015         27
---------     -----     ------        ---          -----     ------        ---          -----     ------         --
LVIP Dimensional Non-U.S. Equity RPM
2011  .       8.211      8.298          1*         9.656      8.308          1*        10.076      8.313         31
2012  .       8.298      9.670          1*         8.308      9.701          1*         8.313      9.717         16
2013  .       9.670     10.922          1*         9.701     10.980          1*         9.717     11.009         14
---------     -----     ------        ---          -----     ------        ---         ------     ------         --
LVIP Dimensional U.S. Equity RPM
2011  .       8.530      9.353          1*         9.524      9.364          2          9.958      9.370         53
2012  .       9.353     10.774          1*         9.364     10.809          1*         9.370     10.827         24
2013  .      10.774     13.656          1*         N/A         N/A         N/A         10.827     13.764         17
---------    ------     ------        ---          -----     ------        ---         ------     ------         --
LVIP Dimensional/Vanguard Total Bond
2011  .      10.351     10.341          1*        10.039     10.354         79         10.039     10.360         53
2012  .      10.341     10.525          1*        10.354     10.560         56         10.360     10.577         26
2013  .       N/A         N/A         N/A         10.560     10.095         16         10.577     10.122         22
---------    ------     ------        ---         ------     ------        ---         ------     ------         --
LVIP Global Income
2009  .      10.687     10.668          1*        10.290     10.685         15         10.228     10.691         12
2010  .      10.668     11.482         11         10.685     11.523         52         10.691     11.541         47
2011  .      11.482     11.388         10         11.523     11.451         56         11.541     11.481         75
2012  .      11.388     12.033         10         11.451     12.124         43         11.481     12.168         66
2013  .      12.033     11.474          6         12.124     11.584         40         12.168     11.637         61
---------    ------     ------        ---         ------     ------        ---         ------     ------         --
LVIP Growth Fund(9)
2005  .       N/A         N/A         N/A         10.007     10.831          2         10.012     10.837          5
2006  .       N/A         N/A         N/A         10.831     11.306          1*        10.837     11.324          5
---------    ------     ------        ---         ------     ------        ---         ------     ------         --
LVIP Growth Opportunities(10)
2005  .       N/A         N/A         N/A         11.468     11.452          2         11.148     11.459          4
2006  .       N/A         N/A         N/A         11.452     12.404          2         11.459     12.424          5
---------    ------     ------        ---         ------     ------        ---         ------     ------         --
LVIP JPMorgan High Yield
2010  .       N/A         N/A         N/A         10.805     10.815          2         10.754     10.822          1*
2011  .      10.802     10.894          1*        10.815     10.930         23         10.822     10.948        157
2012  .      10.894     12.284          5         10.930     12.349         22         10.948     12.381         92
2013  .      12.284     12.844          9         12.349     12.938         22         12.381     12.985         95
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP JPMorgan Mid Cap Value RPM
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A         N/A         N/A          8.238      6.081          1*         8.344      6.091         16
2009  .       N/A         N/A         N/A          6.081      7.453          1*         6.091      7.472         24
2010  .       N/A         N/A         N/A          7.453      9.142          1*         7.472      9.175         33
2011  .       N/A         N/A         N/A          9.142      8.829          1*         9.175      8.870         19
2012  .       N/A         N/A         N/A          8.829      9.878          1*         8.870      9.930         19
2013  .       9.754     11.884          1*         9.878     12.059          3          9.930     12.135         19
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Managed Risk Profile 2010
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          9.883     10.453          3
2008  .       N/A         N/A         N/A         10.384      7.815         19         10.453      7.828          5
2009  .       N/A         N/A         N/A          7.815      9.559          5          7.828      9.584         14
2010  .       N/A         N/A         N/A          9.559     10.475          5          9.584     10.512          7
2011  .       N/A         N/A         N/A         10.475     10.426          4         10.512     10.474         12
2012  .       N/A         N/A         N/A         10.426     11.126          1*        10.474     11.189          9
2013  .       N/A         N/A         N/A         11.126     11.916          7         11.189     11.995          5
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---

                        with EEB                            with EGMDB                            with GOP
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation Unit                    Accumulation Unit                    Accumulation Unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP Managed Risk Profile 2020
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A         N/A         N/A          9.022      7.399         14          9.871      7.411          3
2009  .       N/A         N/A         N/A          7.399      9.141          9          7.411      9.165          1*
2010  .       N/A         N/A         N/A          9.141     10.068          9          9.165     10.105          8
2011  .       N/A         N/A         N/A         10.068      9.918          8         10.105      9.964         12
2012  .       N/A         N/A         N/A          9.918     10.567          4          9.964     10.627          8
2013  .       N/A         N/A         N/A         10.567     11.545          4         10.627     11.622         20
---------     --          --                      ------     ------        ---         ------     ------        ---
LVIP Managed Risk Profile 2030
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A         N/A         N/A          8.846      7.077          3          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          7.077      8.904          4          8.662      8.927          3
2010  .       N/A         N/A         N/A          8.904      9.852          4          8.927      9.887          3
2011  .       N/A         N/A         N/A          9.852      9.631         22          9.887      9.675          9
2012  .       N/A         N/A         N/A          9.631     10.216         82          9.675     10.274         11
2013  .       N/A         N/A         N/A         10.216     11.425         42         10.274     11.500         10
---------     --          --                      ------     ------        ---         ------     ------        ---
LVIP Managed Risk Profile 2040
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A         N/A         N/A          8.378      6.479          1*         N/A         N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2012  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------     --          --                      ------     ------        ---         ------     ------        ---
LVIP Managed Risk Profile Conservative
2005  .      10.074     10.252         10         10.154     10.263          1*         9.984     10.269        117
2006  .      10.252     10.998          7         10.263     11.033         10         10.269     11.050        131
2007  .      10.998     11.630          5         11.033     11.690         73         11.050     11.720        237
2008  .      11.630      9.306         17         11.690      9.373        127         11.720      9.406        318
2009  .       9.306     11.401         15          9.373     11.505        175          9.406     11.558        441
2010  .      11.401     12.362         31         11.505     12.500        168         11.558     12.570        375
2011  .      12.362     12.576         28         12.500     12.742        183         12.570     12.826        242
2012  .      12.576     13.546         26         12.742     13.752        101         12.826     13.857        247
2013  .      13.546     14.586         25         13.752     14.838         60         13.857     14.966        150
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Managed Risk Profile Growth
2005  .       N/A         N/A         N/A         10.009     10.658         77         10.349     10.664         77
2006  .       N/A         N/A         N/A         10.658     11.960        183         10.664     11.979        319
2007  .       N/A         N/A         N/A         11.960     12.913        186         11.979     12.946        358
2008  .       N/A         N/A         N/A         12.913      8.453        240         12.946      8.483        381
2009  .       N/A         N/A         N/A          8.453     10.723        218          8.483     10.772        412
2010  .      10.625     11.751         10         10.723     11.882        210         10.772     11.949        413
2011  .      11.751     11.530         10         11.882     11.682        230         11.949     11.759        376
2012  .      11.530     12.348         10         11.682     12.536        189         11.759     12.631        334
2013  .      12.348     13.757          9         12.536     13.994        198         12.631     14.115        370
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Managed Risk Profile Moderate
2005  .      10.008     10.469         20          9.991     10.481        144          9.994     10.487        134
2006  .      10.469     11.510         29         10.481     11.546        353         10.487     11.564        284
2007  .      11.510     12.340         28         11.546     12.404        333         11.564     12.436        426
2008  .      12.340      8.884         29         12.404      8.948        442         12.436      8.980        534
2009  .       8.884     11.162         27          8.948     11.264        503          8.980     11.316        521
2010  .      11.162     12.261         26         11.264     12.399        455         11.316     12.468        527
2011  .      12.261     12.171         22         12.399     12.332        340         12.468     12.413        486
2012  .      12.171     13.088         21         12.332     13.287        256         12.413     13.388        413
2013  .      13.088     14.364         26         13.287     14.612        222         13.388     14.738        350
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP MFS International Growth RPM
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          9.828     10.064          1*
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---

                        with EEB                            with EGMDB                            with GOP
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation Unit                    Accumulation Unit                    Accumulation Unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP MFS International Growth
2007  .      11.465     11.146         10          9.717     11.159          36         9.718     11.166          11
2008  .      11.146      5.584          4         11.159      5.602          21        11.166      5.611          37
2009  .       5.584      7.443          1*         5.602      7.482          25         5.611      7.501          49
2010  .       7.443      8.260          1*         7.482      8.320          42         7.501      8.350         100
2011  .       8.260      7.304          1*         8.320      7.371          24         8.350      7.406          27
2012  .       7.304      8.557          1*         7.371      8.654          23         7.406      8.703          25
2013  .       8.557      9.539          1*         8.654      9.666          25         8.703      9.730          40
---------    ------     ------         --         ------     ------          --        ------     ------         ---
LVIP MFS Value
2007  .       N/A         N/A         N/A          9.709      9.718           3         9.710      9.724           5
2008  .       6.383      6.449          3          9.718      6.469          70         9.724      6.480         230
2009  .       6.449      7.654          4          6.469      7.694          94         6.480      7.714         252
2010  .       7.654      8.380          1*         7.694      8.441          94         7.714      8.472         250
2011  .       8.380      8.214          1*         8.441      8.290          63         8.472      8.329         232
2012  .       8.214      9.376          1*         8.290      9.482          61         8.329      9.535         177
2013  .       9.376     12.508          1*         9.482     12.674          39         9.535     12.759         133
---------    ------     ------        ---         ------     ------          --        ------     ------         ---
LVIP Mid-Cap Value
2007  .       N/A         N/A         N/A          9.785      8.646           6         9.785      8.651          13
2008  .       N/A         N/A         N/A          8.646      5.040          53         8.651      5.048          10
2009  .       N/A         N/A         N/A          5.040      7.069          13         5.048      7.077          30
2010  .       N/A         N/A         N/A          7.069      8.611           9         7.077      8.629          25
2011  .       N/A         N/A         N/A          8.611      7.677           9         8.629      7.700          28
2012  .       N/A         N/A         N/A          7.677      9.368          25         7.700      9.406          20
2013  .       N/A         N/A         N/A          9.368     12.356          23         9.406     12.419          17
---------    ------     ------        ---         ------     ------          --        ------     ------         ---
LVIP Mondrian International Value
2004  .      13.129     15.580         55         13.145     15.630         366        13.153     15.655         759
2005  .      15.580     17.203         63         15.630     17.294         592        15.655     17.339       1,123
2006  .      17.203     21.945         57         17.294     22.105         538        17.339     22.185       1,046
2007  .      21.945     24.005         50         22.105     24.228         467        22.185     24.340         935
2008  .      24.005     14.920         35         24.228     15.089         398        24.340     15.174         763
2009  .      14.920     17.747         29         15.089     17.983         318        15.174     18.102         644
2010  .      17.747     17.842         27         17.983     18.116         255        18.102     18.255         564
2011  .      17.842     16.768         14         18.116     17.060         255        18.255     17.208         423
2012  .      16.768     18.034          9         17.060     18.384         171        17.208     18.562         317
2013  .      18.034     21.565         10         18.384     22.027         153        18.562     22.263         263
---------    ------     ------        ---         ------     ------         ---        ------     ------       -----
LVIP Money Market
2004  .       9.919      9.818         33          9.931      9.849         379         9.937      9.865         864
2005  .       9.818      9.902         39          9.849      9.954         634         9.865      9.980       1,447
2006  .       9.902     10.170         57          9.954     10.244         557         9.980     10.281       1,335
2007  .      10.170     10.474         36         10.244     10.571         815        10.281     10.620       1,568
2008  .      10.474     10.518         88         10.571     10.637       1,118        10.620     10.697       2,410
2009  .      10.518     10.354         89         10.637     10.492         917        10.697     10.562       1,510
2010  .      10.354     10.189         57         10.492     10.346         666        10.562     10.425       1,330
2011  .      10.189     10.026         49         10.346     10.200         675        10.425     10.288         949
2012  .      10.026      9.864         37         10.200     10.056         556        10.288     10.153         664
2013  .       9.864      9.705         17         10.056      9.913         375        10.153     10.019         550
---------    ------     ------        ---         ------     ------       -----        ------     ------       -----
LVIP SSgA Bond Index
2008  .       N/A         N/A         N/A         10.074     10.467         194        10.062     10.473          91
2009  .      10.450     10.724          3         10.467     10.756         282        10.473     10.773         301
2010  .      10.724     11.150          4         10.756     11.206         327        10.773     11.235         517
2011  .      11.150     11.750          4         11.206     11.833         263        11.235     11.875         362
2012  .      11.750     11.973         12         11.833     12.082         111        11.875     12.137         302
2013  .      11.973     11.446          6         12.082     11.573         112        12.137     11.637         242
---------    ------     ------        ---         ------     ------       -----        ------     ------       -----
LVIP SSgA Conservative Index Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A         10.447     10.549           4        10.452     10.564           7
2012  .      11.206     11.259          4          N/A         N/A         N/A         10.564     11.341           9
2013  .      11.259     11.798          4          N/A         N/A         N/A         11.341     11.920          44
---------    ------     ------        ---         ------     ------       -----        ------     ------       -----

                        with EEB                            with EGMDB                            with GOP
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation Unit                    Accumulation Unit                    Accumulation Unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP SSgA Conservative Structured Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A         10.405     10.405          8
2011  .       N/A         N/A         N/A         10.401     10.511          9         10.405     10.526         22
2012  .       N/A         N/A         N/A         10.511     11.198          8         10.526     11.225          4
2013  .       N/A         N/A         N/A         11.198     11.788          5         11.225     11.828          5
---------     --          --          ---         ------     ------        ---         ------     ------         --
LVIP SSgA Developed International 150
2008  .       N/A         N/A         N/A          9.486      6.265         29          9.554      6.268         16
2009  .       9.071      8.885          1*         6.265      8.912         34          6.268      8.926         62
2010  .       8.885      9.351          1*         8.912      9.398         47          8.926      9.422         97
2011  .       9.351      8.061          1*         9.398      8.119         46          9.422      8.147         82
2012  .       8.061      8.989          1*         8.119      9.071         21          8.147      9.112         66
2013  .       8.989     10.612          1*         9.071     10.730         19          9.112     10.789         47
---------     -----     ------        ---         ------     ------        ---         ------     ------         --
LVIP SSgA Emerging Markets 100
2008  .       N/A         N/A         N/A          9.735      6.057         24          9.473      6.060         17
2009  .       6.679     11.276         10          6.057     11.310        110          6.060     11.328         72
2010  .      11.276     14.136          6         11.310     14.207        176         11.328     14.247        109
2011  .      14.136     11.797          6         14.207     11.880        125         14.247     11.925        111
2012  .      11.797     13.041          6         11.880     13.160         68         11.925     13.223         84
2013  .      13.041     12.433          4         13.160     12.571         55         13.223     12.644         54
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Global Tactical Allocation RPM(11)
2005  .      10.000     10.881          1*        10.578     10.894          9         10.046     10.900         24
2006  .      10.881     12.443          1*        10.894     12.482         42         10.900     12.502        255
2007  .      12.443     13.555          3         12.482     13.625         73         12.502     13.660        285
2008  .      13.555      7.917          3         13.625      7.974         52         13.660      8.003        274
2009  .       7.917     10.160          4          7.974     10.254         68          8.003     10.301         81
2010  .      10.160     10.842          1*        10.254     10.963         35         10.301     11.024         60
2011  .      10.842     10.660          1*        10.963     10.801         62         11.024     10.872         88
2012  .       N/A         N/A         N/A         10.801     11.804         40         10.872     11.893         90
2013  .       N/A         N/A         N/A         11.804     12.743         33         11.893     12.853         56
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA International Index
2008  .       N/A         N/A         N/A          9.605      6.402         46          9.691      6.405         33
2009  .       8.165      8.022          1*         6.402      8.047         56          6.405      8.059         96
2010  .       8.022      8.426          1*         8.047      8.468         72          8.059      8.490        156
2011  .       8.426      7.244          1*         8.468      7.296         70          8.490      7.321        167
2012  .       7.244      8.395          1*         7.296      8.472         32          7.321      8.510        138
2013  .       8.395      9.967         12          8.472     10.078        218          8.510     10.133        420
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Large Cap 100
2008  .       N/A         N/A         N/A          9.502      6.978         56          9.490      6.982         30
2009  .       9.171      9.254          1*         6.978      9.282         75          6.982      9.296        119
2010  .       9.254     10.823          1*         9.282     10.877         94          9.296     10.905        174
2011  .      10.823     10.865          1*        10.877     10.942         78         10.905     10.980        123
2012  .      10.865     11.964          2         10.942     12.073         38         10.980     12.128         95
2013  .      11.964     15.946          2         12.073     16.123         31         12.128     16.212         69
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Large Cap RPM
2013  .       N/A         N/A         N/A          9.970     10.895          3          9.965     10.902         11
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Moderate Index Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         10.664     10.471          8
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         10.471     11.511          8
2013  .       N/A         N/A         N/A         12.158     12.696          9         11.511     12.741         10
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Moderate Structured Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         10.566     10.429          1*
2012  .       N/A         N/A         N/A         10.931     11.317         23         10.429     11.345         52
2013  .      11.263     12.467         11         11.317     12.552        277         11.345     12.595        319
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Moderately Aggressive Index Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A         10.797     10.345          1*        10.802     10.360          1*
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         10.360     11.506          1*
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         11.506     13.000          1*
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---

                        with EEB                           with EGMDB                          with GOP
          ------------------------------------ ---------------------------------- ----------------------------------
            Accumulation Unit                   Accumulation Unit                  Accumulation Unit
                  value                               value                              value
          ----------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period    period       units      of period   period      units      of period   period      units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- -------- -------------
              (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .       N/A         N/A         N/A          N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A         N/A         N/A          N/A        N/A        N/A         10.861    10.502         1*
2012  .       N/A         N/A         N/A          N/A        N/A        N/A          N/A        N/A        N/A
2013  .       N/A         N/A         N/A         11.797    13.004        89          N/A        N/A        N/A
---------     --          --          ---         ------    ------       ---         ------    ------       ---
LVIP SSgA S&P 500 Index(12)
2005  .       N/A         N/A         N/A         10.045    10.257         1*         9.977    10.263         2
2006  .       N/A         N/A         N/A         10.257    11.490         5         10.263    11.508         3
2007  .       N/A         N/A         N/A         11.486    11.379         9         11.508    11.408        32
2008  .       N/A         N/A         N/A         11.379     7.027       157         11.408     7.052        72
2009  .       8.589      8.631          1*         7.027     8.711       152          7.052     8.751       244
2010  .       8.631      9.717          1*         8.711     9.826       173          8.751     9.881       350
2011  .       9.717      9.710          1*         9.826     9.839       101          9.881     9.904       272
2012  .       9.710     11.018          2          9.839    11.187        59          9.904    11.272       199
2013  .      11.018     14.271         50         11.187    14.518       555         11.272    14.643       932
---------    ------     ------        ---         ------    ------       ---         ------    ------       ---
LVIP SSgA Small-Cap Index
2007  .       N/A         N/A         N/A          9.913     9.156        42          9.914     9.161         8
2008  .       N/A         N/A         N/A          9.156     5.943        16          9.161     5.953        40
2009  .       6.986      7.325          1*         5.943     7.364        36          5.953     7.383        80
2010  .       7.325      9.069          1*         7.364     9.135        41          7.383     9.168       116
2011  .       9.069      8.493          1*         9.135     8.571        35          9.168     8.611       127
2012  .       8.493      9.657          1*         8.571     9.767        17          8.611     9.822        91
2013  .       9.657     13.068         12          9.767    13.242       101          9.822    13.330       249
---------    ------     ------        ---         ------    ------       ---         ------    ------       ---
LVIP SSgA Small-Cap RPM
2013  .       N/A         N/A         N/A         11.162    11.162         1*        10.036    11.169         5
---------    ------     ------        ---         ------    ------       ---         ------    ------       ---
LVIP SSgA Small-Mid Cap 200
2008  .       N/A         N/A         N/A          9.957     7.229        21          9.170     7.233        14
2009  .       6.286     10.747          1*         7.229    10.780        38          7.233    10.796        36
2010  .      10.747     13.471          1*        10.780    13.539        41         10.796    13.573        52
2011  .      13.471     12.925          1*        13.539    13.016        29         13.573    13.062        55
2012  .      12.925     14.435          1*        13.016    14.567        19         13.062    14.633        46
2013  .      14.435     19.049          1*        14.567    19.261        18         14.633    19.368        32
---------    ------     ------        ---         ------    ------       ---         ------    ------       ---
LVIP T. Rowe Price Growth Stock
2007  .       N/A         N/A         N/A          9.841     9.933         3          9.841     9.939         4
2008  .       N/A         N/A         N/A          9.933     5.679        12          9.939     5.688        12
2009  .       N/A         N/A         N/A          5.679     7.989        36          5.688     8.010        68
2010  .       7.947      9.102          2          7.989     9.168        41          8.010     9.201        89
2011  .       9.102      8.784          2          9.168     8.865        45          9.201     8.906       144
2012  .       8.784     10.196          2          8.865    10.312        54          8.906    10.370       104
2013  .      10.196     13.912          2         10.312    14.097        45         10.370    14.190        55
---------    ------     ------        ---         ------    ------       ---         ------    ------       ---
LVIP T. Rowe Price Structured Mid-Cap Growth
2004  .      12.722     13.739         24         12.336    13.784        11         12.343    13.806        12
2005  .      13.739     14.805         24         13.784    14.882        52         13.806    14.921        21
2006  .      14.805     15.873         24         14.882    15.988        49         14.921    16.046        23
2007  .      15.873     17.690         24         15.988    17.854        22         16.046    17.937        26
2008  .      17.690      9.932         24         17.854    10.044        18         17.937    10.101        21
2009  .       9.932     14.261         24         10.044    14.451        19         10.101    14.547        28
2010  .      14.261     17.963          1*        14.451    18.239        20         14.547    18.379        24
2011  .      17.963     16.942          1*        18.239    17.237        16         18.379    17.386        17
2012  .      16.942     19.334          1*        17.237    19.710         8         17.386    19.900        14
2013  .      19.334     25.571          1*        19.710    26.120         9         19.900    26.399        13
---------    ------     ------        ---         ------    ------       ---         ------    ------       ---
LVIP Templeton Growth RPM
2007  .       N/A         N/A         N/A          9.811     9.804         2          9.811     9.810         6
2008  .       5.866      5.981          7          9.804     6.001        24          9.810     6.010        64
2009  .       5.981      7.519          4          6.001     7.559        18          6.010     7.579        65
2010  .       7.519      7.863          5          7.559     7.920        12          7.579     7.948        74
2011  .       7.863      7.476          4          7.920     7.545        80          7.948     7.580        68
2012  .       7.476      8.891          5          7.545     8.991        24          7.580     9.042        41
2013  .       8.891     10.462          6          8.991    10.602        20          9.042    10.672        49
---------    ------     ------        ---         ------    ------       ---         ------    ------       ---

                        with EEB                            with EGMDB                           with GOP
          ------------------------------------ ------------------------------------ ----------------------------------
            Accumulation Unit                    Accumulation Unit                   Accumulation Unit
                  value                                value                               value
          ----------------------   Number of   ----------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning   End of   accumulation
           of period    period       units      of period    period       units      of period   period      units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- -------- -------------
               (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP UBS Large Cap Growth RPM
2004  .      12.186     12.587          1*        12.203     12.630         27         12.211    12.651        60
2005  .      12.587     12.869          5         12.630     12.939         83         12.651    12.974       127
2006  .      12.869     13.849          5         12.939     13.952         79         12.974    14.003       109
2007  .      13.849     16.362          4         13.952     16.517         66         14.003    16.594       102
2008  .      16.362      9.501          6         16.517      9.610         64         16.594     9.664        86
2009  .       9.501     12.912          2          9.610     13.087         59          9.664    13.174        79
2010  .      12.912     14.108          2         13.087     14.328         55         13.174    14.437        71
2011  .      14.108     13.055          2         14.328     13.284         41         14.437    13.400        60
2012  .      13.055     14.909          1*        13.284     15.202         35         13.400    15.349        42
2013  .      14.909     18.358          1*        15.202     18.756         32         15.349    18.956        37
---------    ------     ------          -         ------     ------         --         ------    ------       ---
LVIP Vanguard Domestic Equity ETF
2011  .       N/A         N/A         N/A          9.613      9.359         27          9.613     9.365         9
2012  .       N/A         N/A         N/A          9.359     10.596         17          9.365    10.613        13
2013  .       N/A         N/A         N/A         10.596     13.598          1*        10.613    13.634        40
---------    ------     ------        ---         ------     ------         --         ------    ------       ---
LVIP Vanguard International Equity ETF
2011  .       N/A         N/A         N/A          9.851      8.350         14          9.852     8.356         4
2012  .       N/A         N/A         N/A          8.350      9.797          6          8.356     9.813         3
2013  .       N/A         N/A         N/A          9.797     11.053          2          9.813    11.082        10
---------    ------     ------        ---         ------     ------         --         ------    ------       ---
LVIP VIP Contrafund RPM
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          9.693    11.072        42
---------    ------     ------        ---         ------     ------        ---         ------    ------       ---
MFS VIT Core Equity
2004  .      10.263     11.315          1*        11.919     13.167         14         11.927    13.189        14
2005  .      11.315     11.293          1*        13.167     13.168         29         13.189    13.203        25
2006  .      11.293     12.608          1*        13.168     14.730         30         13.203    14.785        22
2007  .      12.608     13.750          1*        14.730     16.097         25         14.785    16.172        22
2008  .      13.750      8.207          1*        16.097      9.627         17         16.172     9.681        20
2009  .       N/A         N/A         N/A          9.627     12.547         11          9.681    12.631        18
2010  .       N/A         N/A         N/A         12.547     14.451         10         12.631    14.563        12
2011  .       N/A         N/A         N/A         14.451     14.061          9         14.563    14.184         3
2012  .       N/A         N/A         N/A         14.061     16.069          6         14.184    16.225         3
2013  .       N/A         N/A         N/A         16.069     21.259          7         16.225    21.487         6
---------    ------     ------        ---         ------     ------        ---         ------    ------       ---
MFS VIT Growth
2004  .       4.436      4.918         11         11.867     13.184         29         11.875    13.205        29
2005  .       4.918      5.269         11         13.184     14.154         37         13.205    14.191        42
2006  .       5.269      5.578          3         14.154     15.012         27         14.191    15.066        38
2007  .       5.578      6.632          3         15.012     17.885         22         15.066    17.967        42
2008  .       6.632      4.074          3         17.885     11.009         16         17.967    11.070        36
2009  .       4.074      5.503          3         11.009     14.900         25         11.070    14.999        24
2010  .       5.503      6.226          3         14.900     16.892         20         14.999    17.021        26
2011  .       6.226      6.090          3         16.892     16.556          8         17.021    16.699        14
2012  .       6.090      7.013          2         16.556     19.104         10         16.699    19.289        11
2013  .       7.013      9.416          2         19.104     25.701          7         19.289    25.975        10
---------    ------     ------        ---         ------     ------        ---         ------    ------       ---
MFS VIT Total Return(13)
2004  .      11.631     12.702         18         11.105     12.152        326         11.112    12.171       613
2005  .      12.702     12.819         18         12.152     12.288        612         12.171    12.320       945
2006  .      12.819     14.075         17         12.288     13.519        630         12.320    13.568       986
2007  .      14.075     14.389         14         13.519     13.848        598         13.568    13.913       892
2008  .      14.389     10.994         18         13.848     10.602        510         13.913    10.662       724
2009  .      10.994     12.731         17         10.602     12.302        451         10.662    12.384       590
2010  .      12.731     13.729         16         12.302     13.293        439         12.384    13.395       490
2011  .      13.729     13.719         11         13.293     13.309        362         13.395    13.424       405
2012  .      13.719     14.970         11         13.309     14.552        249         13.424    14.693       294
2013  .      14.970     16.575         11         14.552     16.125        221         14.693    16.287       265
---------    ------     ------        ---         ------     ------        ---         ------    ------       ---

                        with EEB                           with EGMDB                           with GOP
          ------------------------------------ ---------------------------------- ------------------------------------
            Accumulation Unit                   Accumulation Unit                   Accumulation Unit
                  value                               value                               value
          ----------------------   Number of   --------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning   End of   accumulation  Beginning    End of    accumulation
           of period    period       units      of period   period      units      of period    period       units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- ---------- -------------
               (Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
MFS VIT Utilities
2004  .       7.439      9.502         14         11.943    15.284        62         11.950     15.309        125
2005  .       9.502     10.895         23         15.284    17.560       144         15.309     17.606        280
2006  .      10.895     14.035         28         17.560    22.666       138         17.606     22.748        285
2007  .      14.035     17.610         25         22.666    28.496       174         22.748     28.628        304
2008  .      17.610     10.772         26         28.496    17.467       158         28.628     17.565        234
2009  .      10.772     14.079         17         17.467    22.873       136         17.565     23.025        193
2010  .      14.079     15.719         11         22.873    25.590       110         23.025     25.786        140
2011  .      15.719     16.468         12         25.590    26.863        88         25.786     27.095        121
2012  .      16.468     18.339          9         26.863    29.974        65         27.095     30.264         88
2013  .      18.339     21.685          7         29.974    35.515        52         30.264     35.894         78
---------    ------     ------         --         ------    ------       ---         ------     ------        ---
NB AMT Mid Cap Growth(1)
2004  .      10.510     12.024         18         12.155    13.934       105         12.163     13.956        189
2005  .      12.024     13.453         19         13.934    15.620       169         13.956     15.661        304
2006  .      13.453     15.177         19         15.620    17.658       163         15.661     17.722        299
2007  .      15.177     18.292         17         17.658    21.324       146         17.722     21.423        295
2008  .      18.292     10.189         14         21.324    11.902       128         21.423     11.969        265
2009  .      10.189     13.189         11         11.902    15.437       103         11.969     15.540        227
2010  .      13.189     16.748         12         15.437    19.642        76         15.540     19.793        181
2011  .      16.748     16.552          6         19.642    19.451        77         19.793     19.620        120
2012  .      16.552     18.302          6         19.451    21.551        51         19.620     21.760         81
2013  .      18.302     20.897          6         21.551    24.625        48         21.760     24.872         76
---------    ------     ------         --         ------    ------       ---         ------     ------        ---
NB AMT Mid Cap Intrinsic Value
2004  .      13.107     15.776         19         12.815    15.455       226         12.823     15.480        521
2005  .      15.776     17.380         29         15.455    17.060       376         15.480     17.105        799
2006  .      17.380     19.005         26         17.060    18.692       352         17.105     18.760        732
2007  .      19.005     19.311         23         18.692    19.032       323         18.760     19.120        601
2008  .      19.311     10.291         13         19.032    10.163       252         19.120     10.220        439
2009  .      10.291     14.836         10         10.163    14.680       206         10.220     14.778        359
2010  .      14.836     18.414          7         14.680    18.258       161         14.778     18.397        281
2011  .      18.414     16.936          6         18.258    16.825       133         18.397     16.971        221
2012  .      16.936     19.246          5         16.825    19.158       100         16.971     19.344        153
2013  .      19.246     25.945          5         19.158    25.879        77         19.344     26.155        118
---------    ------     ------         --         ------    ------       ---         ------     ------        ---
PIMCO VIT CommodityRealReturn (Reg. TM) Strategy
2009  .      11.036     12.499          2         11.038    12.514         4         10.009     12.522         20
2010  .       N/A         N/A         N/A         12.514    15.325        11         12.522     15.350         30
2011  .       N/A         N/A         N/A         15.325    13.965        10         15.350     13.999         32
2012  .       N/A         N/A         N/A         13.965    14.470         7         13.999     14.519         31
2013  .      14.365     12.051          4         14.470    12.163         5         14.519     12.217         16
---------    ------     ------        ---         ------    ------       ---         ------     ------        ---
Putnam VT Global Health Care
2004  .       N/A         N/A         N/A         10.993    11.607         6         11.000     11.625         45
2005  .       N/A         N/A         N/A         11.607    12.949         6         11.625     12.983         37
2006  .       N/A         N/A         N/A         12.949    13.119         7         12.983     13.167         24
2007  .       N/A         N/A         N/A         13.119    12.853         5         13.167     12.912          9
2008  .       N/A         N/A         N/A         12.853    10.505         8         12.912     10.564          6
2009  .       N/A         N/A         N/A         10.505    13.046         9         10.564     13.133          6
2010  .       N/A         N/A         N/A         13.046    13.175         9         13.133     13.276          3
2011  .       N/A         N/A         N/A         13.175    12.833         8         13.276     12.944          2
2012  .       N/A         N/A         N/A         12.833    15.465         6         12.944     15.614          2
2013  .       N/A         N/A         N/A         15.465    21.592         4         15.614     21.823          1*
---------    ------     ------        ---         ------    ------       ---         ------     ------        ---
Putnam VT Growth & Income
2004  .      10.844     11.851          1*        12.152    13.308         2         12.160     13.333          1*
2005  .      11.851     12.267          1*        13.308    13.802         2         13.333     13.842          4
2006  .      12.267     13.986          1*        13.802    15.768         3         13.842     15.829          4
2007  .       N/A         N/A         N/A         15.768    14.602         2         15.829     14.673          1*
2008  .       9.107      7.794          1*        14.602     8.823         2         14.673      8.874          1*
2009  .       N/A         N/A         N/A          8.823    11.288         1*         8.874     11.365          1*
2010  .       N/A         N/A         N/A         11.288    12.726         1*        11.365     12.822          1*
2011  .       N/A         N/A         N/A         12.726    11.961         1*        12.822     12.061          1*
2012  .       N/A         N/A         N/A         11.961    14.045         1*        12.061     14.178          1*
2013  .       N/A         N/A         N/A         14.045    18.781         1*         N/A         N/A         N/A
---------    ------     ------        ---         ------    ------       ---         ------     ------        ---


*     The numbers of accumulation units less than 500 were rounded up to one.

(1) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA S&P 500 Index Fund Subaccount.

(2) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP Mondrian International Value Fund Subaccount.

(3) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP BlackRock Inflation Protected Bond Fund Subaccount.

(4) Effective October 9, 2010, the Delaware VIP (Reg. TM) Trend Series was reorganized into the Delaware VIP (Reg. TM) Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP (Reg. TM) Trend Series.

(5) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Small-Cap Index Fund Subaccount.

(6) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA International Index Fund Subaccount.

(7) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(8) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.

(9) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(10) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

(11) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

(12) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSgA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.

(13) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Moderate Structured Allocation Fund Subaccount.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix B - Condensed Financial Information

Accumulation Unit Values
The following information relates to Accumulation Unit values and number of Accumulation Units for contracts purchased on or after June 5, 2005 (or later in those states that have not approved the contract changes) for funds available in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.**



                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
ABVPSF Global Thematic Growth
2005  .       4.058     4.133         3         10.810    11.032          6
2006  .       N/A       4.402        13         11.032    11.773         17
2007  .       4.402     5.187        33         11.773    13.898         66
2008  .       5.187     2.677         7         13.898     7.189         77
2009  .       2.677     4.029         5          7.189    10.839         67
2010  .       4.029     4.695         5         10.839    12.656         80
2011  .       4.695     3.533         8         12.656     9.544         86
2012  .       3.533     3.932        14          9.544    10.642         91
2013  .       3.932     4.749        14         10.642    12.880         95
---------     -----     -----        --         ------    ------         --
ABVPSF Growth and Income(1)
2005  .      11.173    11.483         2         12.354    12.723         85
2006  .      11.483    13.201        26         12.723    14.655        213
2007  .      13.201    13.603        26         14.655    15.130        275
2008  .      13.603     7.927        26         15.130     8.835        310
2009  .       7.927     9.375        26          8.835    10.469        304
2010  .       9.375    10.391        25         10.469    11.628        297
2011  .      10.391    10.830        27         11.628    12.144        318
2012  .      10.830    12.478        62         12.144    14.019        321
2013  .      12.478    14.578        60         14.019    16.391        248
---------    ------    ------        --         ------    ------        ---
ABVPSF International Value(2)
2006  .      10.249    11.836         3         10.038    11.850         94
2007  .      11.836    12.279        37         11.850    12.318        461
2008  .      12.279     5.637        38         12.318     5.666        627
2009  .       5.637     7.442        27          5.666     7.496        513
2010  .       7.442     7.627        29          7.496     7.698        663
2011  .       7.627     6.039        33          7.698     6.106        760
2012  .       6.039     6.776        26          6.106     6.865        729
2013  .       6.776     7.454        26          6.865     7.558        715
---------    ------    ------        --         ------    ------        ---
ABVPSF Small/Mid Cap Value
2005  .      17.694    18.540         1*        17.811    18.700         47
2006  .      18.540    20.806         8         18.700    21.027        179
2007  .      20.806    20.758        16         21.027    21.020        215
2008  .      20.758    13.106        18         21.020    13.298        230
2009  .      13.106    18.372        12         13.298    18.679        199
2010  .      18.372    22.854        12         18.679    23.282        241
2011  .      22.854    20.521        12         23.282    20.947        278
2012  .      20.521    23.889         9         20.947    24.435        233
2013  .      23.889    32.310        15         24.435    33.114        294
---------    ------    ------        --         ------    ------        ---
American Century VP Inflation Protection(3)
2005  .      10.398    10.377         3         10.410    10.410         72
2006  .      10.377    10.357        63         10.410    10.411        217
2007  .      10.357    11.145        45         10.411    11.226        251
2008  .      11.145    10.776        56         11.226    10.876        596
2009  .      10.776    11.674        52         10.876    11.806      1,040
2010  .      11.674    12.056        58         11.806    12.217      1,540
2011  .      12.056    13.239        52         12.217    13.442      1,510
2012  .      13.239    13.970        61         13.442    14.212      1,540
2013  .      13.970    13.662        58         14.212    13.910      1,439
---------    ------    ------        --         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
ABVPSF Global Thematic Growth
2005  .      10.070    10.714         11        10.199    10.718         2
2006  .      10.714    11.462         39        10.718    11.472         8
2007  .      11.462    13.440        127        11.472    13.459        25
2008  .      13.440     6.969        260        13.459     6.982        28
2009  .       6.969    10.535        290         6.982    10.560        24
2010  .      10.535    12.331        287        10.560    12.367        27
2011  .      12.331     9.322        385        12.367     9.354        36
2012  .       9.322    10.421        396         9.354    10.461        29
2013  .      10.421    12.644        434        10.461    12.700        18
---------    ------    ------        ---        ------    ------        --
ABVPSF Growth and Income(1)
2005  .      10.005    10.346        225        10.032    10.349         7
2006  .      10.346    11.946        554        10.349    11.956        56
2007  .      11.946    12.365        873        11.956    12.381        88
2008  .      12.365     7.238        997        12.381     7.251        90
2009  .       7.238     8.599      1,120         7.251     8.619       100
2010  .       8.599     9.574      1,172         8.619     9.601        90
2011  .       9.574    10.024      1,252         9.601    10.057        89
2012  .      10.024    11.601      1,183        10.057    11.645        81
2013  .      11.601    13.576      1,092        11.645    13.631        77
---------    ------    ------      -----        ------    ------       ---
ABVPSF International Value(2)
2006  .       9.565    11.868        301        10.302    11.871        14
2007  .      11.868    12.367      1,310        11.871    12.382       105
2008  .      12.367     5.703      1,631        12.382     5.713       128
2009  .       5.703     7.563      1,434         5.713     7.580       110
2010  .       7.563     7.786      1,943         7.580     7.808       113
2011  .       7.786     6.192      2,594         7.808     6.212       128
2012  .       6.192     6.979      2,614         6.212     7.006       125
2013  .       6.979     7.690      2,475         7.006     7.721       117
---------    ------    ------      -----        ------    ------       ---
ABVPSF Small/Mid Cap Value
2005  .      10.090    10.657        140        10.803    10.657        17
2006  .      10.657    12.013        439        10.657    12.020        50
2007  .      12.013    12.038        921        12.020    12.050       114
2008  .      12.038     7.635      1,317        12.050     7.646       135
2009  .       7.635    10.751      1,400         7.646    10.772       100
2010  .      10.751    13.434      1,759        10.772    13.467        99
2011  .      13.434    12.117      2,163        13.467    12.153       108
2012  .      12.117    14.169      2,108        12.153    14.219        95
2013  .      14.169    19.250      2,152        14.219    19.328        92
---------    ------    ------      -----        ------    ------       ---
American Century VP Inflation Protection(3)
2005  .       9.944     9.898        408         9.985     9.901        33
2006  .       9.898     9.924      1,061         9.901     9.932        61
2007  .       9.924    10.728      1,373         9.932    10.741        75
2008  .      10.728    10.420      2,740        10.741    10.438       175
2009  .      10.420    11.338      5,402        10.438    11.364       264
2010  .      11.338    11.762      8,078        11.364    11.795       418
2011  .      11.762    12.974       7229        11.795    13.017       355
2012  .      12.974    13.752      6,968        13.017    13.805       329
2013  .      13.752    13.472      6,691        13.805    13.526       317
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
American Funds Global Growth
2005  .      11.039    12.621         3         11.273    12.662        184
2006  .      12.621    14.935        39         12.662    15.014        572
2007  .      14.935    16.856        53         15.014    16.978      1,125
2008  .      16.856    10.204        51         16.978    10.299      1,341
2009  .      10.204    14.270        45         10.299    14.431      1,267
2010  .      14.270    15.669        57         14.431    15.878      1,355
2011  .      15.669    14.029        43         15.878    14.244      1,254
2012  .      14.029    16.896        40         14.244    17.190      1,141
2013  .      16.896    21.447        33         17.190    21.864        993
---------    ------    ------        --         ------    ------      -----
American Funds Global Small Capitalization
2005  .      10.059    12.390         7         17.937    22.139         42
2006  .      12.390    15.104        28         22.139    27.042        220
2007  .      15.104    18.022        38         27.042    32.332        448
2008  .      18.022     8.231        48         32.332    14.796        500
2009  .       8.231    13.046        39         14.796    23.498        497
2010  .      13.046    15.693        38         23.498    28.323        590
2011  .      15.693    12.468        36         28.323    22.548        584
2012  .      12.468    14.479        32         22.548    26.237        541
2013  .      14.479    18.252        25         26.237    33.139        458
---------    ------    ------        --         ------    ------      -----
American Funds Growth
2005  .       7.958     9.087        51         13.673    15.643        775
2006  .       9.087     9.841       162         15.643    16.976      2,101
2007  .       9.841    10.865       243         16.976    18.779      3,402
2008  .      10.865     5.982       300         18.779    10.360      4,036
2009  .       5.982     8.195       386         10.360    14.221      5,171
2010  .       8.195     9.557       391         14.221    16.618      5,442
2011  .       9.557     8.989       340         16.618    15.662      4,958
2012  .       8.989    10.414       252         15.662    18.180      4,368
2013  .      10.414    13.314       204         18.180    23.290      3,753
---------    ------    ------       ---         ------    ------      -----
American Funds Growth-Income
2005  .      11.906    12.382        53         12.897    13.439        943
2006  .      12.382    14.017       188         13.439    15.244      2,618
2007  .      14.017    14.469       206         15.244    15.767      4,316
2008  .      14.469     8.836       229         15.767     9.648      4,881
2009  .       8.836    11.396       286          9.648    12.468      5,836
2010  .      11.396    12.478       293         12.468    13.679      6,147
2011  .      12.478    12.037       246         13.679    13.222      5,761
2012  .      12.037    13.896       168         13.222    15.295      5,192
2013  .      13.896    18.229       145         15.295    20.105      4,417
---------    ------    ------       ---         ------    ------      -----
American Funds International
2005  .       8.009     9.563        12         14.186    16.972        250
2006  .       9.563    11.180        75         16.972    19.882        788
2007  .      11.180    13.186       109         19.882    23.496      1,400
2008  .      13.186     7.499       108         23.496    13.389      1,605
2009  .       7.499    10.543        96         13.389    18.862      1,547
2010  .      10.543    11.109       112         18.862    19.915      1,853
2011  .      11.109     9.392       101         19.915    16.870      1,754
2012  .       9.392    10.882        80         16.870    19.585      1,545
2013  .      10.882    13.006        67         19.585    23.456      1,401
---------    ------    ------       ---         ------    ------      -----
BlackRock Global Allocation V.I.
2009  .      10.741    11.562        14         10.255    11.576        861
2010  .      11.562    12.470        94         11.576    12.511      2,387
2011  .      12.470    11.808       130         12.511    11.870      3,726
2012  .      11.808    12.759        82         11.870    12.852      4,586
2013  .      12.759    14.346       119         12.852    14.479      4,587
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
American Funds Global Growth
2005  .      10.027    11.429         204       10.240    11.433         19
2006  .      11.429    13.586         915       11.433    13.598         94
2007  .      13.586    15.402       1,830       13.598    15.423        189
2008  .      15.402     9.367       2,635       15.423     9.384        259
2009  .       9.367    13.157       2,773        9.384    13.188        242
2010  .      13.157    14.513       3,427       13.188    14.554        252
2011  .      14.513    13.052       3,496       14.554    13.096        211
2012  .      13.052    15.791       3,060       13.096    15.851        200
2013  .      15.791    20.135       2,694       15.851    20.222        183
---------    ------    ------       -----       ------    ------        ---
American Funds Global Small Capitalization
2005  .      10.027    12.033         182       10.451    12.036         14
2006  .      12.033    14.734         978       12.036    14.746         90
2007  .      14.734    17.660       1,656       14.746    17.683        139
2008  .      17.660     8.102       2,158       17.683     8.117        175
2009  .       8.102    12.900       2,470        8.117    12.929        163
2010  .      12.900    15.587       3,157       12.929    15.631        158
2011  .      15.587    12.440       3,416       15.631    12.481        126
2012  .      12.440    14.512       3,026       12.481    14.567        105
2013  .      14.512    18.375       2,592       14.567    18.454        100
---------    ------    ------       -----       ------    ------        ---
American Funds Growth
2005  .      10.049    11.245       1,600       10.049    11.248        135
2006  .      11.245    12.234       5,589       11.248    12.244        564
2007  .      12.234    13.567       9,468       12.244    13.585        907
2008  .      13.567     7.503      13,330       13.585     7.517      1,147
2009  .       7.503    10.325      18,426        7.517    10.349      1,345
2010  .      10.325    12.096      21,218       10.349    12.130      1,265
2011  .      12.096    11.429      19,658       12.130    11.467      1,164
2012  .      11.429    13.300      17,404       11.467    13.350      1,044
2013  .      13.300    17.080      14,823       13.350    17.153        918
---------    ------    ------      ------       ------    ------      -----
American Funds Growth-Income
2005  .      10.011    10.583       1,833       10.029    10.586        154
2006  .      10.583    12.035       5,841       10.586    12.044        670
2007  .      12.035    12.478       9,421       12.044    12.494        953
2008  .      12.478     7.655      12,548       12.494     7.668      1,171
2009  .       7.655     9.917      16,851        7.668     9.939      1,347
2010  .       9.917    10.907      19,302        9.939    10.937      1,213
2011  .      10.907    10.569      18,321       10.937    10.604      1,104
2012  .      10.569    12.257      16,275       10.604    12.303        960
2013  .      12.257    16.152      13,924       12.303    16.220        847
---------    ------    ------      ------       ------    ------      -----
American Funds International
2005  .      10.025    12.045         629       10.005    12.049         22
2006  .      12.045    14.146       2,709       12.049    14.157        219
2007  .      14.146    16.760       4,640       14.157    16.781        380
2008  .      16.760     9.574       6,129       16.781     9.591        514
2009  .       9.574    13.521       6,592        9.591    13.552        472
2010  .      13.521    14.312       8,046       13.552    14.352        472
2011  .      14.312    12.154       8,085       14.352    12.194        457
2012  .      12.154    14.146       7,439       12.194    14.199        427
2013  .      14.146    16.984       6,497       14.199    17.057        359
---------    ------    ------      ------       ------    ------      -----
BlackRock Global Allocation V.I.
2009  .      10.207    11.594       2,122       10.207    11.598         70
2010  .      11.594    12.562       9,056       11.598    12.572        153
2011  .      12.562    11.948      18,840       12.572    11.964        260
2012  .      11.948    12.969      22,038       11.964    12.993        319
2013  .      12.969    14.647      21,900       12.993    14.681        345
---------    ------    ------      ------       ------    ------      -----

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Delaware VIP Diversified Income
2005  .      10.865    10.614         8         10.878    10.648        183
2006  .      10.614    11.219        26         10.648    11.277        502
2007  .      11.219    11.842        42         11.277    11.927        834
2008  .      11.842    11.066        49         11.927    11.168      1,149
2009  .      11.066    13.773        59         11.168    13.928      2,053
2010  .      13.773    14.599       141         13.928    14.793      2,662
2011  .      14.599    15.229       134         14.793    15.462      2,944
2012  .      15.229    15.993       133         15.462    16.271      3,132
2013  .      15.993    15.492        92         16.271    15.793      3,704
---------    ------    ------       ---         ------    ------      -----
Delaware VIP Emerging Markets
2005  .      11.029    12.027        10         10.037    12.040         71
2006  .      12.027    14.987        21         12.040    15.034        297
2007  .      14.987    20.398        34         15.034    20.503        455
2008  .      20.398     9.684        35         20.503     9.754        574
2009  .       9.684    16.908        35          9.754    17.063        545
2010  .      16.908    19.641        47         17.063    19.861        760
2011  .      19.641    15.440        56         19.861    15.644        860
2012  .      15.440    17.324        41         15.644    17.588        915
2013  .      17.324    18.702        42         17.588    19.025        889
---------    ------    ------       ---         ------    ------      -----
Delaware VIP High Yield
2005  .      11.899    12.083         9         14.675    14.932         54
2006  .      12.083    13.321        20         14.932    16.495        186
2007  .      13.321    13.424        32         16.495    16.655        305
2008  .      13.424     9.968        29         16.655    12.393        390
2009  .       9.968    14.561        24         12.393    18.139        559
2010  .      14.561    16.442        28         18.139    20.524        642
2011  .      16.442    16.534        28         20.524    20.679        504
2012  .      16.534    19.067        42         20.679    23.895        474
2013  .      19.067    20.418        21         23.895    25.639        399
---------    ------    ------       ---         ------    ------      -----
Delaware VIP Limited-Term Diversified Income
2005  .       9.906     9.916        20          9.971     9.927          2
2006  .       9.916    10.166         2          9.927    10.197         46
2007  .      10.166    10.412         4         10.197    10.466         79
2008  .      10.412    10.165         8         10.466    10.238        178
2009  .      10.165    11.247        30         10.238    11.349      1,036
2010  .      11.247    11.526        46         11.349    11.655      1,914
2011  .      11.526    11.616        51         11.655    11.769      2,426
2012  .      11.616    11.703        72         11.769    11.880      2,693
2013  .      11.703    11.347       189         11.880    11.542      3,613
---------    ------    ------       ---         ------    ------      -----
Delaware VIP REIT
2005  .      19.839    20.832         1*        18.704    19.679         64
2006  .      20.832    27.088         5         19.679    25.640        181
2007  .      27.088    22.844         8         25.640    21.666        197
2008  .      22.844    14.526         5         21.666    13.805        177
2009  .      14.526    17.591         6         13.805    16.752        141
2010  .      17.591    21.886         6         16.752    20.883        156
2011  .      21.886    23.790         7         20.883    22.745        227
2012  .      23.790    27.260         5         22.745    26.115        241
2013  .      27.260    27.302         7         26.115    26.208        236
---------    ------    ------       ---         ------    ------      -----
Delaware VIP Small Cap Value
2005  .      19.944    21.390         9         18.229    19.590        106
2006  .      21.390    24.358        22         19.590    22.353        387
2007  .      24.358    22.299        30         22.353    20.504        594
2008  .      22.299    15.323        27         20.504    14.118        615
2009  .      15.323    19.810        25         14.118    18.289        511
2010  .      19.810    25.679        26         18.289    23.755        517
2011  .      25.679    24.832        21         23.755    23.017        578
2012  .      24.832    27.729        19         23.017    25.753        570
2013  .      27.729    36.286        16         25.753    33.769        498
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Delaware VIP Diversified Income
2005  .       9.933     9.841         442        9.947     9.843         9
2006  .       9.841    10.449       1,429        9.843    10.457        75
2007  .      10.449    11.079       2,952       10.457    11.092       223
2008  .      11.079    10.400       4,246       11.092    10.418       316
2009  .      10.400    13.002       7,957       10.418    13.032       472
2010  .      13.002    13.844      11,492       13.032    13.882       559
2011  .      13.844    14.506      13,991       13.882    14.553       635
2012  .      14.506    15.303      16,892       14.553    15.361       675
2013  .      15.303    14.891      20,772       15.361    14.954       749
---------    ------    ------      ------       ------    ------       ---
Delaware VIP Emerging Markets
2005  .      10.038    12.058         294       10.130    12.061        19
2006  .      12.058    15.093         818       12.061    15.105        55
2007  .      15.093    20.635       1,329       15.105    20.662        93
2008  .      20.635     9.841       1,927       20.662     9.859       133
2009  .       9.841    17.259       1,957        9.859    17.299       141
2010  .      17.259    20.139       2,701       17.299    20.195       156
2011  .      20.139    15.903       3,849       20.195    15.955       170
2012  .      15.903    17.924       4,484       15.955    17.992       173
2013  .      17.924    19.437       4,536       17.992    19.521       168
---------    ------    ------      ------       ------    ------       ---
Delaware VIP High Yield
2005  .       9.981    10.256         236        9.981    10.259        10
2006  .      10.256    11.358         778       10.259    11.367        95
2007  .      11.358    11.497       1,433       11.367    11.511        89
2008  .      11.497     8.577       1,903       11.511     8.591       124
2009  .       8.577    12.585       2,422        8.591    12.613       128
2010  .      12.585    14.274       2,948       12.613    14.313       165
2011  .      14.274    14.418       2,403       14.313    14.465       108
2012  .      14.418    16.702       2,336       14.465    16.765        99
2013  .      16.702    17.966       2,026       16.765    18.043        76
---------    ------    ------      ------       ------    ------       ---
Delaware VIP Limited-Term Diversified Income
2005  .      10.015     9.940          33        9.908     9.944         1*
2006  .       9.940    10.237         195        9.944    10.246        21
2007  .      10.237    10.532         218       10.246    10.547        84
2008  .      10.532    10.329         683       10.547    10.349        87
2009  .      10.329    11.479       3,531       10.349    11.506       213
2010  .      11.479    11.817       6,273       11.506    11.852       301
2011  .      11.817    11.962       9,162       11.852    12.004       376
2012  .      11.962    12.106      10,639       12.004    12.154       395
2013  .      12.106    11.791      15,509       12.154    11.843       394
---------    ------    ------      ------       ------    ------       ---
Delaware VIP REIT
2005  .      10.143    10.427         285       10.973    10.430        27
2006  .      10.427    13.619       1,108       10.430    13.630       102
2007  .      13.619    11.537       1,174       13.630    11.552       106
2008  .      11.537     7.370       1,047       11.552     7.383        99
2009  .       7.370     8.965         836        7.383     8.986        64
2010  .       8.965    11.204       1,051        8.986    11.235        74
2011  .      11.204    12.234       1,361       11.235    12.274       105
2012  .      12.234    14.081       1,624       12.274    14.135        98
2013  .      14.081    14.166       1,752       14.135    14.227        97
---------    ------    ------      ------       ------    ------       ---
Delaware VIP Small Cap Value
2005  .      10.034    10.789         447       10.302    10.792        45
2006  .      10.789    12.342       1,589       10.792    12.351       178
2007  .      12.342    11.349       2,599       12.351    11.364       243
2008  .      11.349     7.834       3,090       11.364     7.848       236
2009  .       7.834    10.173       2,988        7.848    10.197       174
2010  .      10.173    13.247       3,427       10.197    13.284       173
2011  .      13.247    12.868       4,245       13.284    12.910       172
2012  .      12.868    14.434       4,352       12.910    14.488       166
2013  .      14.434    18.973       4,087       14.488    19.055       154
---------    ------    ------      ------       ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Delaware VIP Smid Cap Growth(4)
2005  .       7.401     7.681         1*        14.780    15.370        37
2006  .       7.681     8.101        14         15.370    16.244       117
2007  .       8.101     8.793        14         16.244    17.666       112
2008  .       8.793     4.591        15         17.666     9.243       106
2009  .       4.591     6.965        17          9.243    14.050        95
2010  .       8.272     9.355        28         16.713    18.909       140
2011  .       9.355     9.919        22         18.909    20.089       228
2012  .       9.919    10.791        34         20.089    21.899       268
2013  .      10.791    14.949        66         21.899    30.398       298
---------    ------    ------        --         ------    ------       ---
Delaware VIP U.S. Growth
2006  .      10.937    11.194         2         10.443    11.313         6
2007  .      11.194    12.360         2         11.313    12.517        12
2008  .       N/A        N/A        N/A         12.517     7.042        12
2009  .       7.191     9.749         1*         7.042     9.912        71
2010  .       9.749    10.877        10          9.912    11.081       284
2011  .      10.877    11.490         3         11.081    11.729       270
2012  .      11.490    13.092         3         11.729    13.391       406
2013  .      13.092    17.296         9         13.391    17.727       418
---------    ------    ------       ---         ------    ------       ---
Delaware VIP Value
2005  .      12.320    12.808         7         12.631    13.157        29
2006  .      12.808    15.580        14         13.157    16.037       151
2007  .      15.580    14.851        17         16.037    15.317       298
2008  .      14.851     9.694        20         15.317    10.018       287
2009  .       9.694    11.208        15         10.018    11.606       365
2010  .      11.208    12.701        18         11.606    13.178       372
2011  .      12.701    13.636        16         13.178    14.177       481
2012  .      13.636    15.334        46         14.177    15.974       451
2013  .      15.334    20.097         9         15.974    20.978       463
---------    ------    ------       ---         ------    ------       ---
DWS Alternative Asset Allocation
2009  .       N/A        N/A        N/A         10.018    11.514        19
2010  .      11.475    12.645         1*        11.514    12.714        70
2011  .      12.645    12.039         2         12.714    12.128       118
2012  .      12.039    12.938         4         12.128    13.060       142
2013  .      12.938    12.808         8         13.060    12.955       194
---------    ------    ------       ---         ------    ------       ---
DWS VIT Equity 500 Index(1)
2005  .      10.190    10.401         7         13.074    13.442        44
2006  .      10.401    11.779        10         13.442    15.252        78
2007  .      11.779    12.157        12         15.252    15.774        85
2008  .      12.157     7.485        12         15.774     9.732        77
2009  .       7.485     9.270        12          9.732    12.076        86
2010  .       9.270    10.431         9         12.076    13.617        78
2011  .      10.431    10.404         8         13.617    13.608        73
2012  .      10.404    11.800         4         13.608    15.465        65
2013  .      11.800    13.788         5         15.465    18.084        52
---------    ------    ------       ---         ------    ------       ---
DWS VIT Small Cap Index(5)
2005  .      10.918    10.761         1*        10.103    10.773        54
2006  .      10.761    12.392         1*        10.773    12.431       146
2007  .      12.392    11.914         1*        12.431    11.975       161
2008  .      11.914     7.688         1*        11.975     7.743        89
2009  .       7.688     9.540         1*         7.743     9.627        66
2010  .       9.540    11.822         1*         9.627    11.954        65
2011  .       N/A        N/A        N/A         11.954    11.231        36
2012  .       N/A        N/A        N/A         11.231    12.815        33
2013  .       N/A        N/A        N/A         12.815    15.000        37
---------    ------    ------       ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Delaware VIP Smid Cap Growth(4)
2005  .      10.092    11.260        133        10.742    11.263         5
2006  .      11.260    11.930        398        11.263    11.939        19
2007  .      11.930    13.007        493        11.939    13.024        35
2008  .      13.007     6.823        500        13.024     6.835        36
2009  .       6.823    10.396        471         6.835    10.420        28
2010  .      12.391    14.027        553        12.424    14.066        31
2011  .      14.027    14.940      1,096        14.066    14.989        52
2012  .      14.940    16.326      1,522        14.989    16.388        68
2013  .      16.326    22.719      1,526        16.388    22.816        57
---------    ------    ------      -----        ------    ------        --
Delaware VIP U.S. Growth
2006  .      12.117    13.287         20         9.929    10.508         3
2007  .      13.287    14.738         63        10.508    11.661         4
2008  .      14.738     8.313        111        11.661     6.581         7
2009  .       8.313    11.729        281         6.581     9.290        22
2010  .      11.729    13.146        532         9.290    10.417        28
2011  .      13.146    13.949        982        10.417    11.059        34
2012  .      13.949    15.966      1,360        11.059    12.664        39
2013  .      15.966    21.188      1,370        12.664    16.815        55
---------    ------    ------      -----        ------    ------        --
Delaware VIP Value
2005  .      10.230    10.375        238         9.999    10.378        10
2006  .      10.375    12.677        954        10.378    12.687        54
2007  .      12.677    12.139      1,404        12.687    12.154       144
2008  .      12.139     7.960      1,579        12.154     7.974       124
2009  .       7.960     9.244      2,263         7.974     9.265       150
2010  .       9.244    10.523      2,418         9.265    10.552       155
2011  .      10.523    11.348      2,783        10.552    11.386       195
2012  .      11.348    12.819      2,982        11.386    12.867       203
2013  .      12.819    16.877      3,261        12.867    16.949       242
---------    ------    ------      -----        ------    ------       ---
DWS Alternative Asset Allocation
2009  .      10.082    11.508         57        11.513    11.511         1*
2010  .      11.508    12.739        350        11.511    12.749         6
2011  .      12.739    12.182        748        12.749    12.198        27
2012  .      12.182    13.151        921        12.198    13.175        26
2013  .      13.151    13.078      1,125        13.175    13.109        16
---------    ------    ------      -----        ------    ------       ---
DWS VIT Equity 500 Index(1)
2005  .      10.077    10.428        136        10.203    10.431         4
2006  .      10.428    11.862        299        10.431    11.871        12
2007  .      11.862    12.298        415        11.871    12.314        36
2008  .      12.298     7.607        374        12.314     7.620        31
2009  .       7.607     9.463        435         7.620     9.484        32
2010  .       9.463    10.696        397         9.484    10.726        30
2011  .      10.696    10.716        373        10.726    10.752        31
2012  .      10.716    12.209        320        10.752    12.255        32
2013  .      12.209    14.290        261        12.255    14.347        32
---------    ------    ------      -----        ------    ------       ---
DWS VIT Small Cap Index(5)
2005  .      10.343    10.788         75        10.151    10.791         5
2006  .      10.788    12.480        272        10.791    12.489        17
2007  .      12.480    12.052        380        12.489    12.068        21
2008  .      12.052     7.813        325        12.068     7.827        15
2009  .       7.813     9.738        263         7.827     9.760        13
2010  .       9.738    12.122        224         9.760    12.156        12
2011  .      12.122    11.417        209        12.156    11.455        15
2012  .      11.417    13.060        171        11.455    13.109        14
2013  .      13.060    15.301        143        13.109    15.362        14
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Fidelity VIP Contrafund
2005  .      13.849    15.876        24         13.937    16.008        384
2006  .      15.876    17.384        51         16.008    17.564      1,124
2007  .      17.384    20.038        94         17.564    20.286      1,595
2008  .      20.038    11.284        94         20.286    11.447      1,866
2009  .      11.284    15.022       110         11.447    15.268      2,261
2010  .      15.022    17.259       109         15.268    17.578      2,436
2011  .      17.259    16.488       119         17.578    16.826      2,516
2012  .      16.488    18.817       104         16.826    19.241      2,387
2013  .      18.817    24.214       102         19.241    24.809      2,195
---------    ------    ------       ---         ------    ------      -----
Fidelity VIP Growth
2005  .       6.096     6.320         8         10.711    11.126         24
2006  .       6.320     6.619        23         11.126    11.675         77
2007  .       6.619     8.238        23         11.675    14.560        196
2008  .       8.238     4.265        26         14.560     7.554        184
2009  .       4.265     5.363        30          7.554     9.518        259
2010  .       5.363     6.528        41          9.518    11.607        264
2011  .       6.528     6.412        49         11.607    11.425        367
2012  .       6.412     7.209        54         11.425    12.870        327
2013  .       7.209     9.634       104         12.870    17.234        316
---------    ------    ------       ---         ------    ------      -----
Fidelity VIP Mid Cap
2005  .      10.991    11.558         3         10.182    11.571        147
2006  .      11.558    12.766        24         11.571    12.806        531
2007  .      12.766    14.468        44         12.806    14.543        886
2008  .      14.468     8.586        57         14.543     8.648      1,114
2009  .       8.586    11.791        53          8.648    11.900      1,020
2010  .      11.791    14.897        90         11.900    15.064      1,241
2011  .      14.897    13.050        94         15.064    13.223      1,373
2012  .      13.050    14.691        52         13.223    14.915      1,414
2013  .      14.691    19.615        56         14.915    19.954      1,310
---------    ------    ------       ---         ------    ------      -----
Fidelity VIP Overseas(6)
2005  .       8.147     9.510         7         13.419    15.695         15
2006  .       9.510    11.005        14         15.695    18.200         65
2007  .      11.005    12.659        25         18.200    20.976        106
2008  .      12.659     6.971        15         20.976    11.575        130
2009  .       6.971     8.646        14         11.575    14.385        101
2010  .       8.646     9.586        12         14.385    15.981        166
2011  .       9.586     7.786         9         15.981    13.006        171
2012  .       7.786     9.210         6         13.006    15.416        163
2013  .       9.210    10.274         5         15.416    17.210        129
---------    ------    ------       ---         ------    ------      -----
FTVIPT Franklin Income Securities
2006  .       9.986    11.215        27         10.004    11.229        288
2007  .      11.215    11.435       103         11.229    11.471      1,209
2008  .      11.435     7.904       118         11.471     7.945      1,624
2009  .       7.904    10.531        82          7.945    10.608      1,443
2010  .      10.531    11.660        80         10.608    11.768      1,768
2011  .      11.660    11.731        78         11.768    11.864      2,010
2012  .      11.731    12.986        77         11.864    13.159      1,913
2013  .      12.986    14.540        81         13.159    14.763      1,964
---------    ------    ------       ---         ------    ------      -----
FTVIPT Franklin Small-Mid Cap Growth Securities(5)
2005  .       6.930     7.136         2         12.811    13.218         19
2006  .       7.136     7.622        17         13.218    14.146         94
2007  .       7.622     8.331        40         14.146    15.494        166
2008  .       8.331     4.708        43         15.494     8.773        214
2009  .       4.708     6.642        48          8.773    12.402        235
2010  .       6.642     8.330        48         12.402    15.584        295
2011  .       8.330     7.790        39         15.584    14.603        302
2012  .       7.790     8.485        34         14.603    15.939        234
2013  .       8.485     9.884        31         15.939    18.580        243
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Fidelity VIP Contrafund
2005  .      10.045    11.254         824       10.161    11.257        96
2006  .      11.254    12.378       3,150       11.257    12.388       318
2007  .      12.378    14.332       5,254       12.388    14.351       478
2008  .      14.332     8.108       6,924       14.351     8.122       597
2009  .       8.108    10.841       9,452        8.122    10.866       617
2010  .      10.841    12.513      11,017       10.866    12.548       596
2011  .      12.513    12.007      13,014       12.548    12.047       607
2012  .      12.007    13.765      12,794       12.047    13.817       613
2013  .      13.765    17.793      12,145       13.817    17.870       560
---------    ------    ------      ------       ------    ------       ---
Fidelity VIP Growth
2005  .       9.982    10.639          78       10.025    10.642         7
2006  .      10.639    11.192         160       10.642    11.200        10
2007  .      11.192    13.992         405       11.200    14.010        29
2008  .      13.992     7.278         597       14.010     7.290        36
2009  .       7.278     9.192         802        7.290     9.213        48
2010  .       9.192    11.239         879        9.213    11.270        41
2011  .      11.239    11.090       1,138       11.270    11.126        54
2012  .      11.090    12.523       1,260       11.126    12.571        51
2013  .      12.523    16.812       1,267       12.571    16.884        42
---------    ------    ------      ------       ------    ------       ---
Fidelity VIP Mid Cap
2005  .      10.145    11.587         223       10.340    11.592        46
2006  .      11.587    12.856       1,179       11.592    12.868       109
2007  .      12.856    14.637       2,162       12.868    14.657       221
2008  .      14.637     8.725       3,146       14.657     8.742       270
2009  .       8.725    12.036       3,528        8.742    12.065       235
2010  .      12.036    15.276       4,941       12.065    15.320       245
2011  .      15.276    13.442       6,915       15.320    13.487       266
2012  .      13.442    15.200       7,586       13.487    15.259       253
2013  .      15.200    20.386       6,820       15.259    20.476       226
---------    ------    ------      ------       ------    ------       ---
Fidelity VIP Overseas(6)
2005  .      10.004    12.006         131       10.034    12.009        10
2006  .      12.006    13.957         307       12.009    13.968        21
2007  .      13.957    16.126         496       13.968    16.147        43
2008  .      16.126     8.920         646       16.147     8.936        50
2009  .       8.920    11.114         707        8.936    11.139        38
2010  .      11.114    12.377         869       11.139    12.412        37
2011  .      12.377    10.099       1,106       12.412    10.132        45
2012  .      10.099    12.000         969       10.132    12.046        30
2013  .      12.000    13.409         912       12.046    13.463        32
---------    ------    ------      ------       ------    ------       ---
FTVIPT Franklin Income Securities
2006  .      10.184    11.246         699       10.184    11.249        57
2007  .      11.246    11.518       3,478       11.249    11.527       300
2008  .      11.518     7.997       4,951       11.527     8.008       379
2009  .       7.997    10.704       4,764        8.008    10.723       332
2010  .      10.704    11.905       5,754       10.723    11.932       317
2011  .      11.905    12.031       6,928       11.932    12.065       297
2012  .      12.031    13.378       7,364       12.065    13.423       272
2013  .      13.378    15.047       7,792       13.423    15.104       281
---------    ------    ------      ------       ------    ------       ---
FTVIPT Franklin Small-Mid Cap Growth Securities(5)
2005  .      10.068    10.960          61       10.413    10.963        13
2006  .      10.960    11.759         269       10.963    11.768        26
2007  .      11.759    12.912         518       11.768    12.928        42
2008  .      12.912     7.329         719       12.928     7.342        62
2009  .       7.329    10.386         906        7.342    10.410        56
2010  .      10.386    13.084       1,184       10.410    13.121        54
2011  .      13.084    12.291       1,359       13.121    12.332        56
2012  .      12.291    13.449       1,279       12.332    13.500        48
2013  .      13.449    15.693       1,233       13.500    15.755        46
---------    ------    ------      ------       ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
FTVIPT Mutual Shares Securities
2006  .       9.896    11.260        26          9.923    11.274        169
2007  .      11.260    11.450        70         11.274    11.486        835
2008  .      11.450     7.076        71         11.486     7.112      1,102
2009  .       7.076     8.764        52          7.112     8.827      1,017
2010  .       8.764     9.576        57          8.827     9.664      1,448
2011  .       9.576     9.312        58          9.664     9.416      1,839
2012  .       9.312    10.454        49          9.416    10.592      1,766
2013  .      10.454    13.176        49         10.592    13.377      1,698
---------    ------    ------        --         ------    ------      -----
FTVIPT Templeton Global Bond Securities
2005  .       9.886     9.867         1*         9.763     9.879         40
2006  .       9.867    10.934        15          9.879    10.969        242
2007  .      10.934    11.927        29         10.969    11.988        646
2008  .      11.927    12.448        52         11.988    12.537      1,042
2009  .      12.448    14.517        69         12.537    14.650      1,538
2010  .      14.517    16.326        74         14.650    16.509      1,502
2011  .      16.326    15.903        69         16.509    16.113      1,382
2012  .      15.903    17.982        52         16.113    18.256      1,299
2013  .      17.982    17.958        52         18.256    18.268      1,222
---------    ------    ------        --         ------    ------      -----
FTVIPT Templeton Growth Securities
2005  .      11.728    12.547         2         13.332    14.290         72
2006  .      12.547    15.018         6         14.290    17.139        300
2007  .      15.018    15.104        11         17.139    17.271        404
2008  .      15.104     8.560         9         17.271     9.808        362
2009  .       8.560    11.028         8          9.808    12.661        266
2010  .      11.028    11.638         7         12.661    13.388        251
2011  .      11.638    10.638         5         13.388    12.263        238
2012  .      10.638    12.656         5         12.263    14.618        179
2013  .      12.656    16.269         4         14.618    18.829        142
---------    ------    ------        --         ------    ------      -----
LVIP American Global Growth
2010  .       N/A        N/A        N/A         11.983    12.366         25
2011  .      12.354    11.015         2         12.366    11.049        185
2012  .      11.015    13.218         3         11.049    13.284        253
2013  .      13.218    16.715        10         13.284    16.832        298
---------    ------    ------       ---         ------    ------      -----
LVIP American Global Small Capitalization
2010  .      12.545    12.739         1*        12.339    12.752         21
2011  .      12.739    10.079         5         12.752    10.110        216
2012  .      10.079    11.663         6         10.110    11.722        313
2013  .      11.663    14.645         9         11.722    14.748        331
---------    ------    ------       ---         ------    ------      -----
LVIP American Growth
2010  .      11.682    12.470        15         11.842    12.482         52
2011  .      12.470    11.680        32         12.482    11.715        641
2012  .      11.680    13.480        37         11.715    13.548      1,066
2013  .      13.480    17.174        47         13.548    17.295      1,170
---------    ------    ------       ---         ------    ------      -----
LVIP American Growth-Income
2010  .      11.811    12.153         6         11.448    12.166         40
2011  .      12.153    11.676        16         12.166    11.711        502
2012  .      11.676    13.429        21         11.711    13.496        888
2013  .      13.429    17.554        29         13.496    17.677        964
---------    ------    ------       ---         ------    ------      -----
LVIP American International
2010  .      11.754    12.247         9         11.863    12.259         34
2011  .      12.247    10.310        21         12.259    10.341        387
2012  .      10.310    11.900        24         10.341    11.959        502
2013  .      11.900    14.167        27         11.959    14.266        554
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
FTVIPT Mutual Shares Securities
2006  .      10.234    11.291        505        10.234    11.294        56
2007  .      11.291    11.532      2,431        11.294    11.542       194
2008  .      11.532     7.159      3,595        11.542     7.169       292
2009  .       7.159     8.907      3,845         7.169     8.924       239
2010  .       8.907     9.776      5,338         8.924     9.800       272
2011  .       9.776     9.549      6,985         9.800     9.577       266
2012  .       9.549    10.769      7,219         9.577    10.805       264
2013  .      10.769    13.634      6,656        10.805    13.687       229
---------    ------    ------      -----        ------    ------       ---
FTVIPT Templeton Global Bond Securities
2005  .       9.912     9.893         93         9.760     9.895        12
2006  .       9.893    11.012        553         9.895    11.020        59
2007  .      11.012    12.066      1,560        11.020    12.081       179
2008  .      12.066    12.649      3,695        12.081    12.671       282
2009  .      12.649    14.818      5,518        12.671    14.852       353
2010  .      14.818    16.740      5,435        14.852    16.787       318
2011  .      16.740    16.380      5,042        16.787    16.434       299
2012  .      16.380    18.605      4,452        16.434    18.675       241
2013  .      18.605    18.663      4,178        18.675    18.743       207
---------    ------    ------      -----        ------    ------       ---
FTVIPT Templeton Growth Securities
2005  .       9.991    10.840        145        10.172    10.843        43
2006  .      10.840    13.033        736        10.843    13.044        98
2007  .      13.033    13.167      1,032        13.044    13.184       134
2008  .      13.167     7.496        831        13.184     7.509       119
2009  .       7.496     9.701        551         7.509     9.723        95
2010  .       9.701    10.283        478         9.723    10.312        83
2011  .      10.283     9.442        427        10.312     9.473        67
2012  .       9.442    11.284        375         9.473    11.327        60
2013  .      11.284    14.571        291        11.327    14.634        45
---------    ------    ------      -----        ------    ------       ---
LVIP American Global Growth
2010  .      12.055    12.382         52        12.152    12.385         5
2011  .      12.382    11.090        863        12.385    11.099        13
2012  .      11.090    13.368      1,183        11.099    13.384        15
2013  .      13.368    16.981      1,429        13.384    17.010        38
---------    ------    ------      -----        ------    ------       ---
LVIP American Global Small Capitalization
2010  .      12.289    12.768         67         N/A        N/A        N/A
2011  .      12.768    10.148      1,115        12.771    10.156        16
2012  .      10.148    11.795      1,493        10.156    11.810        28
2013  .      11.795    14.878      1,576        11.810    14.905        30
---------    ------    ------      -----        ------    ------       ---
LVIP American Growth
2010  .      11.606    12.498        290        12.213    12.501        18
2011  .      12.498    11.759      3,604        12.501    11.768        66
2012  .      11.759    13.633      4,900        11.768    13.650        99
2013  .      13.633    17.447      5,172        13.650    17.478       111
---------    ------    ------      -----        ------    ------       ---
LVIP American Growth-Income
2010  .      11.646    12.181        201        11.886    12.184        18
2011  .      12.181    11.755      2,632        12.184    11.764        61
2012  .      11.755    13.581      3,809        11.764    13.598        90
2013  .      13.581    17.833      4,125        13.598    17.864        94
---------    ------    ------      -----        ------    ------       ---
LVIP American International
2010  .      11.942    12.274        123        12.119    12.277         6
2011  .      12.274    10.380      2,028        12.277    10.388        49
2012  .      10.380    12.035      2,892        10.388    12.050        62
2013  .      12.035    14.392      3,160        12.050    14.417        73
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Baron Growth Opportunities(7)
2006  .       9.251    10.610         1*         9.950    10.623         18
2007  .      10.610    10.782         4         10.623    10.817        135
2008  .      10.782     6.448        13         10.817     6.482        266
2009  .       6.448     8.765        14          6.482     8.829        311
2010  .       8.765    10.886        16          8.829    10.987        423
2011  .      10.886    11.127        17         10.987    11.253        480
2012  .      11.127    12.929        13         11.253    13.101        435
2013  .      12.929    17.795        28         13.101    18.068        561
---------    ------    ------        --         ------    ------        ---
LVIP BlackRock Emerging Markets RPM
2012  .       N/A        N/A        N/A         10.324    10.975          6
2013  .      10.547     9.901        11         10.975     9.927        481
---------    ------    ------       ---         ------    ------        ---
LVIP BlackRock Equity Dividend RPM
2005  .      10.277    10.466         3         10.009    10.478         18
2006  .      10.466    11.415         7         10.478    11.451         96
2007  .      11.415    11.676         8         11.451    11.736        124
2008  .      11.676     7.058         8         11.736     7.109        132
2009  .       7.058     8.531         9          7.109     8.609        156
2010  .       8.531     9.862        10          8.609     9.972        162
2011  .       9.862     9.418        11          9.972     9.542        180
2012  .       9.418    10.799        12          9.542    10.963        314
2013  .      10.799    12.513        38         10.963    12.729      1,063
---------    ------    ------       ---         ------    ------      -----
LVIP BlackRock Global Allocation V.I. RPM
2013  .       9.704    10.398        39         10.066    10.411        971
---------    ------    ------       ---         ------    ------      -----
LVIP BlackRock Inflation Protected Bond
2010  .      10.210    10.090         8         10.337    10.102         50
2011  .      10.090    11.092        27         10.102    11.128        848
2012  .      11.092    11.580        48         11.128    11.641      1,280
2013  .      11.580    10.404       113         11.641    10.480      3,428
---------    ------    ------       ---         ------    ------      -----
LVIP Capital Growth
2007  .       N/A        N/A        N/A         10.097    10.708          9
2008  .       9.357     6.123         1*        10.708     6.143         29
2009  .       6.123     8.094         3          6.143     8.137         77
2010  .       8.094     9.438         4          8.137     9.507        225
2011  .       9.438     8.417         4          9.507     8.496        328
2012  .       8.417     9.823         8          8.496     9.935        332
2013  .       9.823    13.096         8          9.935    13.271        303
---------    ------    ------       ---         ------    ------      -----
LVIP Clarion Global Real Estate
2007  .       9.237     8.213        18         10.062     8.223        126
2008  .       8.213     4.667        16          8.223     4.682        327
2009  .       4.667     6.305        17          4.682     6.338        439
2010  .       6.305     7.290        38          6.338     7.343        560
2011  .       7.290     6.525        36          7.343     6.586        555
2012  .       6.525     7.976        42          6.586     8.066        609
2013  .       7.976     8.076        48          8.066     8.184        587
---------    ------    ------       ---         ------    ------      -----
LVIP Columbia Small-Mid Cap Growth RPM
2007  .      10.148    10.939         1*        10.092    10.843         65
2008  .      10.939     5.435        11         10.843     5.398        128
2009  .       5.435     7.907         9          5.398     7.869        141
2010  .       7.907     9.863        10          7.869     9.835        212
2011  .       9.863     8.933        13          9.835     8.926        257
2012  .       8.933     9.324        11          8.926     9.335        282
2013  .       9.324    11.409        28          9.335    11.445        805
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Baron Growth Opportunities(7)
2006  .       9.643    10.639          88        9.134    10.642        17
2007  .      10.639    10.861         465       10.642    10.869        63
2008  .      10.861     6.525         881       10.869     6.533        94
2009  .       6.525     8.909       1,239        6.533     8.925        95
2010  .       8.909    11.114       1,573        8.925    11.140        98
2011  .      11.114    11.412       1,944       11.140    11.444        92
2012  .      11.412    13.319       1,972       11.444    13.364        80
2013  .      13.319    18.415       2,267       13.364    18.485       101
---------    ------    ------       -----       ------    ------       ---
LVIP BlackRock Emerging Markets RPM
2012  .      10.440    10.984         242       10.323    10.986         6
2013  .      10.984     9.961       3,362       10.986     9.967       112
---------    ------    ------       -----       ------    ------       ---
LVIP BlackRock Equity Dividend RPM
2005  .      10.040    10.493          66       10.075    10.496        16
2006  .      10.493    11.496         194       10.496    11.505        37
2007  .      11.496    11.812         318       11.505    11.827        64
2008  .      11.812     7.173         438       11.827     7.185        70
2009  .       7.173     8.708         554        7.185     8.728        73
2010  .       8.708    10.112         612        8.728    10.140        65
2011  .      10.112     9.700         795       10.140     9.732        72
2012  .       9.700    11.173       1,516        9.732    11.215        94
2013  .      11.173    13.005       8,505       11.215    13.061       211
---------    ------    ------       -----       ------    ------       ---
LVIP BlackRock Global Allocation V.I. RPM
2013  .      10.100    10.428      10,032        9.987    10.431       304
---------    ------    ------      ------       ------    ------       ---
LVIP BlackRock Inflation Protected Bond
2010  .      10.256    10.118         217       10.102    10.121         3
2011  .      10.118    11.174       4,972       10.121    11.183       176
2012  .      11.174    11.718       8,234       11.183    11.733       222
2013  .      11.718    10.575      19,460       11.733    10.594       630
---------    ------    ------      ------       ------    ------       ---
LVIP Capital Growth
2007  .       9.965    10.724          30       10.245    10.730         1*
2008  .      10.724     6.168          84       10.730     6.174         1*
2009  .       6.168     8.190         393        6.174     8.203         8
2010  .       8.190     9.593         725        8.203     9.613        24
2011  .       9.593     8.594       1,168        9.613     8.616        32
2012  .       8.594    10.075       1,246        8.616    10.106        30
2013  .      10.075    13.492       1,118       10.106    13.541        27
---------    ------    ------      ------       ------    ------       ---
LVIP Clarion Global Real Estate
2007  .       9.955     8.236         489        9.552     8.239        49
2008  .       8.236     4.701       1,327        8.239     4.705       103
2009  .       4.701     6.380       1,736        4.705     6.388       101
2010  .       6.380     7.409       2,188        6.388     7.423       118
2011  .       7.409     6.662       2,798        7.423     6.678       142
2012  .       6.662     8.180       2,762        6.678     8.204       101
2013  .       8.180     8.320       3,098        8.204     8.348       116
---------    ------    ------      ------       ------    ------       ---
LVIP Columbia Small-Mid Cap Growth RPM
2007  .      10.218    10.969         112       10.613    10.973        14
2008  .      10.969     5.475         284       10.973     5.479        24
2009  .       5.475     8.001         404        5.479     8.012        19
2010  .       8.001    10.025         584        8.012    10.043        21
2011  .      10.025     9.121         815       10.043     9.142        24
2012  .       9.121     9.562         997        9.142     9.589        28
2013  .       9.562    11.754       4,763        9.589    11.793       114
---------    ------    ------      ------       ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Delaware Bond
2005  .       9.830     9.875        17          9.948     9.886        405
2006  .       9.875    10.135        75          9.886    10.167      1,071
2007  .      10.135    10.475       109         10.167    10.529      1,543
2008  .      10.475     9.957       117         10.529    10.029      1,657
2009  .       9.957    11.593       134         10.029    11.699      2,644
2010  .      11.593    12.316       142         11.699    12.454      3,818
2011  .      12.316    12.981       135         12.454    13.153      4,283
2012  .      12.981    13.552       164         13.153    13.758      5,049
2013  .      13.552    12.964       161         13.758    13.188      5,714
---------    ------    ------       ---         ------    ------      -----
LVIP Delaware Diversified Floating Rate
2010  .       N/A        N/A        N/A         10.043    10.043         39
2011  .      10.031     9.809        10         10.043     9.841        465
2012  .       9.809    10.020        16          9.841    10.073        713
2013  .      10.020     9.896        82         10.073     9.968      3,092
---------    ------    ------       ---         ------    ------      -----
LVIP Delaware Foundation Aggressive Allocation(8)
2005  .       N/A        N/A        N/A         10.226    10.584         12
2006  .      13.465    14.825        13         10.584    11.904         67
2007  .      14.825    15.458        12         11.904    12.437        187
2008  .      15.458    10.118        13         12.437     8.157        157
2009  .      10.118    13.090        11          8.157    10.574        101
2010  .      13.090    14.433         8         10.574    11.682         65
2011  .      14.433    13.860         8         11.682    11.241         62
2012  .      13.860    15.392         8         11.241    12.509         49
2013  .      15.392    18.141         8         12.509    14.772         42
---------    ------    ------       ---         ------    ------      -----
LVIP Delaware Growth and Income
2005  .       N/A        N/A        N/A         10.305    10.370         29
2006  .       N/A        N/A        N/A         10.370    11.444         74
2007  .      12.084    11.867         1*        11.444    11.928        119
2008  .      11.867     7.463         2         11.928     7.517        138
2009  .       7.463     9.111         2          7.517     9.195        164
2010  .       9.111    10.077         2          9.195    10.189        190
2011  .      10.077     9.985         2         10.189    10.117        194
2012  .       9.985    11.276         2         10.117    11.447        189
2013  .      11.276    14.714         2         11.447    14.968        167
---------    ------    ------       ---         ------    ------      -----
LVIP Delaware Social Awareness
2005  .       N/A        N/A        N/A         10.120    10.773         81
2006  .      10.496    11.845         1*        10.773    11.883        138
2007  .      11.845    11.955         2         11.883    12.017        172
2008  .      11.955     7.678         2         12.017     7.734        166
2009  .       7.678     9.774         1*         7.734     9.864        182
2010  .       9.774    10.678         1*         9.864    10.798        204
2011  .      10.678    10.523         1*        10.798    10.663        222
2012  .      10.523    11.880         3         10.663    12.061        200
2013  .      11.880    15.784        47         12.061    16.058        275
---------    ------    ------       ---         ------    ------      -----
LVIP Delaware Special Opportunities
2007  .       9.215     9.134         9          9.919     9.145         18
2008  .       9.134     5.667         8          9.145     5.686         88
2009  .       5.667     7.239         8          5.686     7.277        105
2010  .       7.239     9.261        10          7.277     9.328        141
2011  .       9.261     8.596        16          9.328     8.676        249
2012  .       8.596     9.675        16          8.676     9.784        203
2013  .       9.675    12.675        18          9.784    12.844        223
---------    ------    ------       ---         ------    ------      -----
LVIP Dimensional Non-U.S. Equity RPM
2011  .       8.754     8.292        13          9.664     8.303        233
2012  .       8.292     9.654        13          8.303     9.685        297
2013  .       9.654    10.894        23          9.685    10.951        474
---------    ------    ------       ---         ------    ------      -----
LVIP Dimensional U.S. Equity RPM
2011  .       8.692     9.347        24          9.676     9.359        461
2012  .       9.347    10.757        70          9.359    10.792        513
2013  .      10.757    13.620        40         10.792    13.692        922
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Delaware Bond
2005  .       9.988     9.900       1,116        9.988     9.903        57
2006  .       9.900    10.207       3,117        9.903    10.216       292
2007  .      10.207    10.596       4,751       10.216    10.610       397
2008  .      10.596    10.118       6,128       10.610    10.137       480
2009  .      10.118    11.834      10,161       10.137    11.861       521
2010  .      11.834    12.629      16,023       11.861    12.665       518
2011  .      12.629    13.371      20,807       12.665    13.415       550
2012  .      13.371    14.021      25,168       13.415    14.075       645
2013  .      14.021    13.474      29,353       14.075    13.532       690
---------    ------    ------      ------       ------    ------       ---
LVIP Delaware Diversified Floating Rate
2010  .      10.056    10.059         179       10.066    10.062         1*
2011  .      10.059     9.881       2,576       10.062     9.889        50
2012  .       9.881    10.139       4,034        9.889    10.153        54
2013  .      10.139    10.059      17,542       10.153    10.077       501
---------    ------    ------      ------       ------    ------       ---
LVIP Delaware Foundation Aggressive Allocation(8)
2005  .       9.983    10.599          59        N/A        N/A        N/A
2006  .      10.599    11.951         185       10.915    11.960       125
2007  .      11.951    12.517         339       11.960    12.533        80
2008  .      12.517     8.230         491       12.533     8.245       100
2009  .       8.230    10.696         308        8.245    10.720        71
2010  .      10.696    11.846         241       10.720    11.879        63
2011  .      11.846    11.427         190       11.879    11.465        60
2012  .      11.427    12.748         155       11.465    12.796        42
2013  .      12.748    15.092         128       12.796    15.157        39
---------    ------    ------      ------       ------    ------       ---
LVIP Delaware Growth and Income
2005  .      10.287    10.385          34       10.155    10.388         2
2006  .      10.385    11.489         156       10.388    11.498        31
2007  .      11.489    12.005         350       11.498    12.020        55
2008  .      12.005     7.584         534       12.020     7.598        67
2009  .       7.584     9.301         846        7.598     9.322        71
2010  .       9.301    10.332         969        9.322    10.361        66
2011  .      10.332    10.285       1,080       10.361    10.318        55
2012  .      10.285    11.666         918       10.318    11.710        51
2013  .      11.666    15.292         861       11.710    15.357        49
---------    ------    ------      ------       ------    ------       ---
LVIP Delaware Social Awareness
2005  .       9.999    10.788         120       10.044    10.791         7
2006  .      10.788    11.929         226       10.791    11.939        19
2007  .      11.929    12.094         322       11.939    12.110        29
2008  .      12.094     7.803         412       12.110     7.817        26
2009  .       7.803     9.978         480        7.817    10.000        21
2010  .       9.978    10.950         594       10.000    10.980        22
2011  .      10.950    10.839         644       10.980    10.875        28
2012  .      10.839    12.292         623       10.875    12.338        37
2013  .      12.292    16.405         764       12.338    16.475        33
---------    ------    ------      ------       ------    ------       ---
LVIP Delaware Special Opportunities
2007  .      10.023     9.159          62       10.137     9.162         2
2008  .       9.159     5.709         227        9.162     5.714        12
2009  .       5.709     7.325         414        5.714     7.335        14
2010  .       7.325     9.412         739        7.335     9.430        16
2011  .       9.412     8.777       1,060        9.430     8.797        26
2012  .       8.777     9.923       1,174        8.797     9.951        33
2013  .       9.923    13.058       1,183        9.951    13.102        42
---------    ------    ------      ------       ------    ------       ---
LVIP Dimensional Non-U.S. Equity RPM
2011  .      10.028     8.316         340        8.766     8.319        11
2012  .       8.316     9.725         682        8.319     9.733        10
2013  .       9.725    11.023       2,219        9.733    11.038        46
---------    ------    ------      ------       ------    ------       ---
LVIP Dimensional U.S. Equity RPM
2011  .       9.510     9.373         480        8.737     9.376        20
2012  .       9.373    10.836         971        9.376    10.845        19
2013  .      10.836    13.782       3,279       10.845    13.800        50
---------    ------    ------      ------       ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Dimensional/Vanguard Total Bond
2011  .     10.055     10.334        11         10.078    10.347        311
2012  .     10.334     10.508        14         10.347    10.543        634
2013  .     10.508     10.015        22         10.543    10.068        996
---------   ------     ------        --         ------    ------        ---
LVIP Global Income
2009  .     10.662     10.665        10         10.086    10.673        405
2010  .     10.665     11.467        40         10.673    11.498      1,078
2011  .     11.467     11.361        60         11.498    11.415      1,654
2012  .     11.361     11.993        77         11.415    12.074      2,077
2013  .     11.993     11.424        82         12.074    11.524      2,343
---------   ------     ------        --         ------    ------      -----
LVIP Growth Fund(9)
2005  .       N/A        N/A        N/A         10.198    10.825          2
2006  .     11.314     11.253         1*        10.825    11.288         13
---------   ------     ------       ---         ------    ------      -----
LVIP Growth Opportunities(10)
2005  .       N/A        N/A        N/A         11.161    11.446          5
2006  .     13.112     12.346         1*        11.446    12.385         21
---------   ------     ------       ---         ------    ------      -----
LVIP JPMorgan High Yield
2010  .     10.725     10.795         1*        10.658    10.809         12
2011  .     10.795     10.877        21         10.809    10.912        348
2012  .     10.877     12.252        35         10.912    12.316        411
2013  .     12.252     12.798        32         12.316    12.891        338
---------   ------     ------       ---         ------    ------      -----
LVIP JPMorgan Mid Cap Value RPM
2007  .       N/A        N/A        N/A         10.206     9.361          5
2008  .      8.690      6.051         1*         9.361     6.071         34
2009  .       N/A        N/A        N/A          6.071     7.433         74
2010  .      7.394      9.043         6          7.433     9.109        134
2011  .      9.043      8.708        11          9.109     8.789        244
2012  .      8.708      9.709         6          8.789     9.819        200
2013  .      9.709     11.817        24          9.819    11.975        883
---------   ------     ------       ---         ------    ------      -----
LVIP Managed Risk Profile 2010
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .      8.493      7.778         3          9.981     7.802         13
2009  .       N/A        N/A        N/A          7.802     9.534         96
2010  .       N/A        N/A        N/A          9.534    10.437         87
2011  .       N/A        N/A        N/A         10.437    10.378         75
2012  .       N/A        N/A        N/A         10.378    11.064         58
2013  .       N/A        N/A        N/A         11.064    11.837         33
---------   ------     ------       ---         ------    ------      -----
LVIP Managed Risk Profile 2020
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          9.987     7.387         27
2009  .       N/A        N/A        N/A          7.387     9.117         37
2010  .       N/A        N/A        N/A          9.117    10.031         41
2011  .       N/A        N/A        N/A         10.031     9.872         40
2012  .       N/A        N/A        N/A          9.872    10.508         26
2013  .       N/A        N/A        N/A         10.508    11.469         18
---------   ------     ------       ---         ------    ------      -----
LVIP Managed Risk Profile 2030
2007  .       N/A        N/A        N/A         10.599    10.393          2
2008  .       N/A        N/A        N/A         10.393     7.066         58
2009  .       N/A        N/A        N/A          7.066     8.881        110
2010  .       N/A        N/A        N/A          8.881     9.816         80
2011  .       N/A        N/A        N/A          9.816     9.587         66
2012  .       N/A        N/A        N/A          9.587    10.159         63
2013  .       N/A        N/A        N/A         10.159    11.349         59
---------   ------     ------       ---         ------    ------      -----
LVIP Managed Risk Profile 2040
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          9.738     6.468          3
2009  .       N/A        N/A        N/A          6.468     8.320          2
2010  .       N/A        N/A        N/A          8.320     9.288          2
2011  .       N/A        N/A        N/A          9.288     8.989          1*
2012  .       N/A        N/A        N/A          8.989     9.457          1*
2013  .       N/A        N/A        N/A          9.457    10.825          1*
---------   ------     ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Dimensional/Vanguard Total Bond
2011  .      10.017    10.363       1,111       10.281    10.367        16
2012  .      10.363    10.586       3,030       10.367    10.594        74
2013  .      10.586    10.135       6,382       10.594    10.148       209
---------    ------    ------       -----       ------    ------       ---
LVIP Global Income
2009  .      10.106    10.692       1,015       10.310    10.698        60
2010  .      10.692    11.548       4,172       10.698    11.560       130
2011  .      11.548    11.493       7,579       11.560    11.511       201
2012  .      11.493    12.187       9,114       11.511    12.212       208
2013  .      12.187    11.661      10,398       12.212    11.691       222
---------    ------    ------      ------       ------    ------       ---
LVIP Growth Fund(9)
2005  .      10.124    10.840          17       10.230    10.843         1*
2006  .      10.840    11.333         100       10.843    11.342        11
---------    ------    ------      ------       ------    ------       ---
LVIP Growth Opportunities(10)
2005  .      10.243    11.462          11       10.790    11.465         1*
2006  .      11.462    12.434          46       11.465    12.443         5
---------    ------    ------      ------       ------    ------       ---
LVIP JPMorgan High Yield
2010  .      10.752    10.825          44       10.784    10.829         1*
2011  .      10.825    10.956       1,235       10.829    10.965        58
2012  .      10.956    12.397       2,086       10.965    12.414        64
2013  .      12.397    13.008       2,137       12.414    13.032        69
---------    ------    ------      ------       ------    ------       ---
LVIP JPMorgan Mid Cap Value RPM
2007  .      10.083     9.375          13        N/A        N/A        N/A
2008  .       9.375     6.095          90        8.298     6.101         1*
2009  .       6.095     7.482         231        6.101     7.493         3
2010  .       7.482     9.191         357        7.493     9.209         4
2011  .       9.191     8.891         583        9.209     8.913        10
2012  .       8.891     9.958         964        8.913     9.987        16
2013  .       9.958    12.175       5,465        9.987    12.217       120
---------    ------    ------      ------       ------    ------       ---
LVIP Managed Risk Profile 2010
2007  .       9.918    10.457           7        N/A        N/A        N/A
2008  .      10.457     7.834         135        8.552     7.841         1*
2009  .       7.834     9.596         162        7.841     9.609         2
2010  .       9.596    10.532         150        9.609    10.551         1*
2011  .      10.532    10.499         141       10.551    10.523         1*
2012  .      10.499    11.221         153       10.523    11.252         2
2013  .      11.221    12.035         137       11.252    12.075         2
---------    ------    ------      ------       ------    ------       ---
LVIP Managed Risk Profile 2020
2007  .      10.016    10.302          91       10.279    10.306         1*
2008  .      10.302     7.416         311       10.306     7.422         3
2009  .       7.416     9.176         402        7.422     9.188        10
2010  .       9.176    10.122         462        9.188    10.140        10
2011  .      10.122     9.987         444       10.140    10.009        10
2012  .       9.987    10.657         434       10.009    10.686        10
2013  .      10.657    11.660         396       10.686    11.698        10
---------    ------    ------      ------       ------    ------       ---
LVIP Managed Risk Profile 2030
2007  .      10.279    10.409          31        N/A        N/A        N/A
2008  .      10.409     7.094         138       10.124     7.100        11
2009  .       7.094     8.939         275        7.100     8.951        12
2010  .       8.939     9.905         198        8.951     9.923        12
2011  .       9.905     9.698         192        9.923     9.720        22
2012  .       9.698    10.303         202        9.720    10.332        19
2013  .      10.303    11.538         150       10.332    11.577        18
---------    ------    ------      ------       ------    ------       ---
LVIP Managed Risk Profile 2040
2007  .      10.188    10.234           2        N/A        N/A        N/A
2008  .      10.234     6.494          57        N/A        N/A        N/A
2009  .       6.494     8.374         135        N/A        N/A        N/A
2010  .       8.374     9.372         137        N/A        N/A        N/A
2011  .       9.372     9.093         140        N/A        N/A        N/A
2012  .       9.093     9.591         122        N/A        N/A        N/A
2013  .       9.591    11.006         112        N/A        N/A        N/A
---------    ------    ------      ------       ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Managed Risk Profile Conservative
2005  .       N/A        N/A        N/A         10.012    10.257         136
2006  .      10.452    10.981        26         10.257    11.015         294
2007  .      10.981    11.600        37         11.015    11.660         464
2008  .      11.600     9.273        45         11.660     9.340         687
2009  .       9.273    11.349        43          9.340    11.453         965
2010  .      11.349    12.293        67         11.453    12.431       1,317
2011  .      12.293    12.494        68         12.431    12.659       1,552
2012  .      12.494    13.444       109         12.659    13.649       2,532
2013  .      13.444    14.462       226         13.649    14.712       3,752
---------    ------    ------       ---         ------    ------       -----
LVIP Managed Risk Profile Growth
2005  .      10.484    10.640         9         10.122    10.652         287
2006  .      10.640    11.904        99         10.652    11.941       1,404
2007  .      11.904    12.814       222         11.941    12.880       1,973
2008  .      12.814     8.363       211         12.880     8.423       2,508
2009  .       8.363    10.577       158          8.423    10.674       2,812
2010  .      10.577    11.685       132         10.674    11.816       3,253
2011  .      11.685    11.454       147         11.816    11.606       3,720
2012  .      11.454    12.255       307         11.606    12.442       7,829
2013  .      12.255    13.639       477         12.442    13.875      17,538
---------    ------    ------       ---         ------    ------      ------
LVIP Managed Risk Profile Moderate
2005  .      10.225    10.463         7         10.000    10.475         605
2006  .      10.463    11.492        26         10.475    11.528       1,315
2007  .      11.492    12.308        79         11.528    12.372       1,926
2008  .      12.308     8.852        82         12.372     8.916       2,680
2009  .       8.852    11.111        89          8.916    11.213       3,308
2010  .      11.111    12.193       105         11.213    12.330       4,061
2011  .      12.193    12.091       152         12.330    12.251       4,863
2012  .      12.091    12.989       193         12.251    13.187       8,014
2013  .      12.989    14.242       326         13.187    14.488      13,487
---------    ------    ------       ---         ------    ------      ------
LVIP MFS International Growth RPM
2013  .       9.931    10.040         2          9.708    10.052         245
---------    ------    ------       ---         ------    ------      ------
LVIP MFS International Growth
2007  .      10.340    11.139         8          9.731    11.153          52
2008  .      11.139     5.575        15         11.153     5.593         124
2009  .       5.575     7.423        20          5.593     7.462         221
2010  .       7.423     8.230        30          7.462     8.290         297
2011  .       8.230     7.270        30          8.290     7.338         406
2012  .       7.270     8.509        28          7.338     8.605         446
2013  .       8.509     9.476        28          8.605     9.602         427
---------    ------    ------       ---         ------    ------      ------
LVIP MFS Value
2007  .       9.906     9.701         1*         9.935     9.713          38
2008  .       9.701     6.438        12          9.713     6.459         197
2009  .       6.438     7.634        26          6.459     7.674         695
2010  .       7.634     8.351        31          7.674     8.411       1,045
2011  .       8.351     8.177        37          8.411     8.252       1,421
2012  .       8.177     9.324        29          8.252     9.429       1,451
2013  .       9.324    12.426        61          9.429    12.591       1,418
---------    ------    ------       ---         ------    ------      ------
LVIP Mid-Cap Value
2007  .       9.607     8.630         6          9.870     8.641          61
2008  .       8.630     5.016        11          8.641     5.032         148
2009  .       5.016     7.003         6          5.032     7.040         195
2010  .       7.003     8.505         6          7.040     8.567         278
2011  .       8.505     7.559         6          8.567     7.630         348
2012  .       7.559     9.197         7          7.630     9.301         441
2013  .       9.197    12.094         7          9.301    12.255         345
---------    ------    ------       ---         ------    ------      ------



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Managed Risk Profile Conservative
2005  .      10.030    10.272         412       10.163    10.275          1*
2006  .      10.272    11.059         655       10.275    11.067         37
2007  .      11.059    11.735       1,251       11.067    11.750         58
2008  .      11.735     9.423       2,085       11.750     9.440        174
2009  .       9.423    11.585       2,923        9.440    11.611        196
2010  .      11.585    12.605       4,489       11.611    12.640        325
2011  .      12.605    12.869       6,425       12.640    12.911        246
2012  .      12.869    13.909      13,142       12.911    13.962        351
2013  .      13.909    15.030      20,762       13.962    15.095        503
---------    ------    ------      ------       ------    ------        ---
LVIP Managed Risk Profile Growth
2005  .       9.989    10.667         390       10.394    10.671         78
2006  .      10.667    11.988       2,369       10.671    11.998        191
2007  .      11.988    12.963       4,640       11.998    12.979        426
2008  .      12.963     8.498       7,465       12.979     8.513        733
2009  .       8.498    10.797       8,162        8.513    10.821        665
2010  .      10.797    11.982      10,068       10.821    12.015        670
2011  .      11.982    11.798      12,992       12.015    11.837        834
2012  .      11.798    12.679      53,081       11.837    12.727      1,242
2013  .      12.679    14.176     130,079       12.727    14.236      2,390
---------    ------    ------     -------       ------    ------      -----
LVIP Managed Risk Profile Moderate
2005  .       9.991    10.490         899       10.346    10.493        205
2006  .      10.490    11.573       3,142       10.493    11.582        342
2007  .      11.573    12.452       6,102       11.582    12.468        521
2008  .      12.452     8.996       9,472       12.468     9.012        737
2009  .       8.996    11.342      11,543        9.012    11.368        807
2010  .      11.342    12.503      14,804       11.368    12.538        768
2011  .      12.503    12.454      18,690       12.538    12.495        649
2012  .      12.454    13.439      48,730       12.495    13.490      1,076
2013  .      13.439    14.802      96,793       13.490    14.865      2,139
---------    ------    ------     -------       ------    ------      -----
LVIP MFS International Growth RPM
2013  .       9.943    10.068       1,100        9.766    10.072         39
---------    ------    ------     -------       ------    ------      -----
LVIP MFS International Growth
2007  .      10.038    11.170         210       10.343    11.173         10
2008  .      11.170     5.615         559       11.173     5.620         68
2009  .       5.615     7.511         804        5.620     7.521         65
2010  .       7.511     8.365       1,354        7.521     8.380         83
2011  .       8.365     7.423       1,959        8.380     7.440         73
2012  .       7.423     8.727       1,968        7.440     8.752         76
2013  .       8.727     9.762       2,304        8.752     9.794        122
---------    ------    ------     -------       ------    ------      -----
LVIP MFS Value
2007  .       9.710     9.727          93        9.920     9.731          7
2008  .       9.727     6.485         948        9.731     6.490         40
2009  .       6.485     7.724       2,323        6.490     7.735         79
2010  .       7.724     8.487       4,164        7.735     8.503         99
2011  .       8.487     8.348       5,947        8.503     8.367        159
2012  .       8.348     9.562       6,242        8.367     9.589        135
2013  .       9.562    12.801       5,907        9.589    12.843        121
---------    ------    ------     -------       ------    ------      -----
LVIP Mid-Cap Value
2007  .      10.085     8.654         163        9.998     8.657         13
2008  .       8.654     5.052         396        8.657     5.057         21
2009  .       5.052     7.086         573        5.057     7.096         30
2010  .       7.086     8.645         827        7.096     8.662         24
2011  .       8.645     7.718       1,104        8.662     7.737         45
2012  .       7.718     9.433       1,184        7.737     9.461         45
2013  .       9.433    12.460       1,308        9.461    12.503         32
---------    ------    ------     -------       ------    ------      -----

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Mondrian International Value
2005  .      10.755    11.091        13         10.086    11.103         72
2006  .      11.091    14.134        16         11.103    14.178        265
2007  .      14.134    15.445        16         14.178    15.524        307
2008  .      15.445     9.590        20         15.524     9.659        311
2009  .       9.590    11.395        20          9.659    11.500        294
2010  .      11.395    11.445        17         11.500    11.573        330
2011  .      11.445    10.746        13         11.573    10.888        336
2012  .      10.746    11.545        12         10.888    11.721        343
2013  .      11.545    13.792        31         11.721    14.030        704
---------    ------    ------        --         ------    ------        ---
LVIP Money Market
2005  .      10.011    10.067        15         10.002    10.080         44
2006  .      10.067    10.329        51         10.080    10.363        485
2007  .      10.329    10.628        47         10.363    10.684        824
2008  .      10.628    10.662       169         10.684    10.739      1,822
2009  .      10.662    10.485       154         10.739    10.583      1,519
2010  .      10.485    10.308        65         10.583    10.425      1,368
2011  .      10.308    10.132        84         10.425    10.267      2,252
2012  .      10.132     9.959        75         10.267    10.112      2,421
2013  .       9.959     9.788        64         10.112     9.959      2,090
---------    ------    ------       ---         ------    ------      -----
LVIP SSGA Bond Index
2008  .      10.118    10.451         5         10.143    10.462        349
2009  .      10.451    10.707        48         10.462    10.740      1,897
2010  .      10.707    11.122       122         10.740    11.178      3,681
2011  .      11.122    11.709       121         11.178    11.791      3,603
2012  .      11.709    11.920       127         11.791    12.028      3,667
2013  .      11.920    11.383       137         12.028    11.510      4,148
---------    ------    ------       ---         ------    ------      -----
LVIP SSgA Conservative Index Allocation
2010  .       N/A        N/A        N/A         10.385    10.443          1*
2011  .       N/A        N/A        N/A         10.443    10.534        131
2012  .       N/A        N/A        N/A         10.534    11.286        210
2013  .       N/A        N/A        N/A         11.286    11.839        291
---------    ------    ------       ---         ------    ------      -----
LVIP SSgA Conservative Structured Allocation
2010  .       N/A        N/A        N/A         10.328    10.396         27
2011  .      10.388    10.467        39         10.396    10.496        447
2012  .      10.467    11.117        35         10.496    11.171        466
2013  .      11.117    11.667        34         11.171    11.747        447
---------    ------    ------       ---         ------    ------      -----
LVIP SSGA Developed International 150
2008  .       5.644     6.255         1*         9.374     6.262         88
2009  .       6.255     8.871         5          6.262     8.898        311
2010  .       8.871     9.327        21          8.898     9.375        681
2011  .       9.327     8.033        24          9.375     8.090        747
2012  .       8.033     8.948        24          8.090     9.030        696
2013  .       8.948    10.553        21          9.030    10.671        631
---------    ------    ------       ---         ------    ------      -----
LVIP SSGA Emerging Markets 100
2008  .       9.739     6.047         1*         9.395     6.053         76
2009  .       6.047    11.259         8          6.053    11.293        238
2010  .      11.259    14.100        21         11.293    14.169        501
2011  .      14.100    11.755        20         14.169    11.837        566
2012  .      11.755    12.982        24         11.837    13.098        543
2013  .      12.982    12.364        21         13.098    12.500        573
---------    ------    ------       ---         ------    ------      -----
LVIP SSgA Global Tactical Allocation RPM(11)
2005  .      10.569    10.875        19         10.155    10.888         94
2006  .      10.875    12.424        39         10.888    12.463        137
2007  .      12.424    13.520        47         12.463    13.590        323
2008  .      13.520     7.889        31         13.590     7.946        409
2009  .       7.889    10.114        40          7.946    10.207        289
2010  .      10.114    10.781        31         10.207    10.902        373
2011  .      10.781    10.590        71         10.902    10.730        916
2012  .      10.590    11.539        90         10.730    11.715      1,119
2013  .      11.539    12.419       117         11.715    12.634      2,134
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Mondrian International Value
2005  .      10.031    11.119         352       10.032    11.123        19
2006  .      11.119    14.234         909       11.123    14.245        95
2007  .      14.234    15.624       1,172       14.245    15.645       118
2008  .      15.624     9.745       1,442       15.645     9.763       120
2009  .       9.745    11.632       1,618        9.763    11.659       103
2010  .      11.632    11.736       1,969       11.659    11.769       117
2011  .      11.736    11.068       2,270       11.769    11.105       120
2012  .      11.068    11.945       2,553       11.105    11.991       127
2013  .      11.945    14.334       3,824       11.991    14.396       174
---------    ------    ------       -----       ------    ------       ---
LVIP Money Market
2005  .      10.002    10.094         454       10.020    10.097        13
2006  .      10.094    10.404         672       10.097    10.412       130
2007  .      10.404    10.753       1,522       10.412    10.767       244
2008  .      10.753    10.836       6,370       10.767    10.855       551
2009  .      10.836    10.704       4,539       10.855    10.729       368
2010  .      10.704    10.571       3,846       10.729    10.600       373
2011  .      10.571    10.437       5,803       10.600    10.472       414
2012  .      10.437    10.305       6,298       10.472    10.344       422
2013  .      10.305    10.175       5,440       10.344    10.218       671
---------    ------    ------       -----       ------    ------       ---
LVIP SSGA Bond Index
2008  .      10.024    10.476       1,684       10.138    10.478       123
2009  .      10.476    10.781       8,894       10.478    10.789       303
2010  .      10.781    11.249      20,256       10.789    11.263       482
2011  .      11.249    11.896      20,130       11.263    11.917       506
2012  .      11.896    12.164      21,040       11.917    12.192       567
2013  .      12.164    11.670      22,935       12.192    11.702       591
---------    ------    ------      ------       ------    ------       ---
LVIP SSgA Conservative Index Allocation
2010  .      10.275    10.454          56        N/A        N/A        N/A
2011  .      10.454    10.571       1,066       10.456    10.579         1*
2012  .      10.571    11.355       1,512       10.579    11.369        15
2013  .      11.355    11.940       1,444       11.369    11.961        18
---------    ------    ------      ------       ------    ------       ---
LVIP SSgA Conservative Structured Allocation
2010  .      10.257    10.407         278        N/A        N/A        N/A
2011  .      10.407    10.534       4,131       10.409    10.541        58
2012  .      10.534    11.239       5,407       10.541    11.252        41
2013  .      11.239    11.848       5,111       11.252    11.868        62
---------    ------    ------      ------       ------    ------       ---
LVIP SSGA Developed International 150
2008  .       9.187     6.270         391        9.171     6.272        24
2009  .       6.270     8.932       1,400        6.272     8.939        45
2010  .       8.932     9.434       3,547        8.939     9.446        66
2011  .       9.434     8.162       4,097        9.446     8.176        87
2012  .       8.162     9.133       4,063        8.176     9.154        88
2013  .       9.133    10.819       3,661        9.154    10.849        84
---------    ------    ------      ------       ------    ------       ---
LVIP SSGA Emerging Markets 100
2008  .       9.560     6.061         337        9.500     6.063        21
2009  .       6.061    11.336       1,189        6.063    11.345        72
2010  .      11.336    14.261       2,548       11.345    14.280        76
2011  .      14.261    11.943       3,202       14.280    11.965        77
2012  .      11.943    13.249       3,361       11.965    13.280        81
2013  .      13.249    12.676       3,503       13.280    12.712        83
---------    ------    ------      ------       ------    ------       ---
LVIP SSgA Global Tactical Allocation RPM(11)
2005  .      10.294    10.903          82       10.114    10.906        14
2006  .      10.903    12.512         458       10.906    12.522        65
2007  .      12.512    13.677         898       12.522    13.695        82
2008  .      13.677     8.017       1,014       13.695     8.031        85
2009  .       8.017    10.324         874        8.031    10.348        47
2010  .      10.324    11.055       1,294       10.348    11.086        53
2011  .      11.055    10.908       5,094       11.086    10.944       107
2012  .      10.908    11.938       8,480       10.944    11.984       119
2013  .      11.938    12.908      17,380       11.984    12.963       324
---------    ------    ------      ------       ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP SSgA International Index
2008  .       6.777     6.392         1*         9.572     6.398        178
2009  .       6.392     8.010         6          6.398     8.034        546
2010  .       8.010     8.405        32          8.034     8.447      1,108
2011  .       8.405     7.219        39          8.447     7.270      1,277
2012  .       7.219     8.358        37          7.270     8.433      1,226
2013  .       8.358     9.912        37          8.433    10.022      1,386
---------     -----     -----        --          -----    ------      -----
LVIP SSgA Large Cap 100
2008  .       6.341     6.967         1*         9.368     6.975        142
2009  .       6.967     9.240        11          6.975     9.268        625
2010  .       9.240    10.795        40          9.268    10.850      1,180
2011  .      10.795    10.827        45         10.850    10.903      1,205
2012  .      10.827    11.910        30         10.903    12.018        990
2013  .      11.910    15.858        31         12.018    16.034        912
---------    ------    ------        --         ------    ------      -----
LVIP SSgA Large Cap RPM
2013  .      10.178    10.874        13          9.995    10.888        199
---------    ------    ------        --         ------    ------      -----
LVIP SSgA Moderate Index Allocation
2010  .       N/A        N/A        N/A         10.486    10.655         14
2011  .      10.646    10.411        11         10.655    10.440        350
2012  .      10.411    11.399         9         10.440    11.455        537
2013  .      11.399    12.566         9         11.455    12.653        662
---------    ------    ------       ---         ------    ------      -----
LVIP SSgA Moderate Structured Allocation
2010  .       N/A        N/A        N/A         10.383    10.557        254
2011  .      10.548    10.370        55         10.557    10.399      1,556
2012  .      10.370    11.236        26         10.399    11.290      2,100
2013  .      11.236    12.425        94         11.290    12.510      3,198
---------    ------    ------       ---         ------    ------      -----
LVIP SSgA Moderately Aggressive Index Allocation
2010  .       N/A        N/A        N/A         10.671    10.793         71
2011  .      10.784    10.301         2         10.793    10.330        346
2012  .      10.301    11.395        29         10.330    11.450        697
2013  .      11.395    12.824        54         11.450    12.912        756
---------    ------    ------       ---         ------    ------      -----
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .       N/A        N/A        N/A         10.547    10.852        168
2011  .      10.843    10.443        22         10.852    10.472        868
2012  .      10.443    11.402        22         10.472    11.457      1,304
2013  .      11.402    12.871        37         11.457    12.959      1,255
---------    ------    ------       ---         ------    ------      -----
LVIP SSgA S&P 500 Index(12)
2005  .      10.030    10.239         7         10.077    10.251          2
2006  .      10.239    11.436         7         10.251    11.472         16
2007  .      11.421    11.292         7         11.464    11.350         48
2008  .      11.292     6.952        26         11.350     7.001        328
2009  .       6.952     8.592        38          7.001     8.671      1,045
2010  .       8.592     9.663        63          8.671     9.771      1,818
2011  .       9.663     9.647        65          9.771     9.775      1,940
2012  .       9.647    10.936        59          9.775    11.102      1,730
2013  .      10.936    14.150        86         11.102    14.394      2,194
---------    ------    ------       ---         ------    ------      -----
LVIP SSgA Small-Cap Index
2007  .       9.535     9.139         3         10.169     9.150         13
2008  .       9.139     5.915        10          9.150     5.934        149
2009  .       5.915     7.306        11          5.934     7.344        370
2010  .       7.306     9.037        24          7.344     9.102        622
2011  .       9.037     8.454        22          9.102     8.532        748
2012  .       8.454     9.603        20          8.532     9.712        638
2013  .       9.603    12.982        45          9.712    13.155      1,064
---------    ------    ------       ---         ------    ------      -----
LVIP SSgA Small-Cap RPM
2013  .      10.067    11.141         3         10.068    11.155        249
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP SSgA International Index
2008  .       9.643     6.407         553        9.456     6.408        59
2009  .       6.407     8.065       2,378        6.408     8.071       103
2010  .       8.065     8.501       5,850        8.071     8.511       200
2011  .       8.501     7.334       6,757        8.511     7.347       210
2012  .       7.334     8.529       6,379        7.347     8.549       205
2013  .       8.529    10.161       7,080        8.549    10.189       211
---------     -----    ------       -----        -----    ------       ---
LVIP SSgA Large Cap 100
2008  .       9.235     6.984         708        9.119     6.985        45
2009  .       6.984     9.303       2,785        6.985     9.310        96
2010  .       9.303    10.918       6,265        9.310    10.932       163
2011  .      10.918    11.000       6,347       10.932    11.019       158
2012  .      11.000    12.155       5,786       11.019    12.183       150
2013  .      12.155    16.257       4,940       12.183    16.302       134
---------    ------    ------       -----       ------    ------       ---
LVIP SSgA Large Cap RPM
2013  .      10.118    10.905         859        9.966    10.909        20
---------    ------    ------       -----       ------    ------       ---
LVIP SSgA Moderate Index Allocation
2010  .      10.384    10.666         197        N/A        N/A        N/A
2011  .      10.666    10.477       1,966       10.668    10.485        35
2012  .      10.477    11.524       3,526       10.485    11.538        66
2013  .      11.524    12.761       4,385       11.538    12.783       112
---------    ------    ------       -----       ------    ------       ---
LVIP SSgA Moderate Structured Allocation
2010  .      10.296    10.568         733        N/A        N/A        N/A
2011  .      10.568    10.436       9,665       10.570    10.443       109
2012  .      10.436    11.358      14,018       10.443    11.372       205
2013  .      11.358    12.617      16,145       11.372    12.639       374
---------    ------    ------      ------       ------    ------       ---
LVIP SSgA Moderately Aggressive Index Allocation
2010  .      10.634    10.804         110        N/A        N/A        N/A
2011  .      10.804    10.367       2,086       10.806    10.374        24
2012  .      10.367    11.520       3,782       10.374    11.534        66
2013  .      11.520    13.023       4,296       11.534    13.045        88
---------    ------    ------      ------       ------    ------       ---
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .      10.557    10.864         325        N/A        N/A        N/A
2011  .      10.864    10.509       7,770       10.866    10.517        52
2012  .      10.509    11.527      10,085       10.517    11.541        58
2013  .      11.527    13.071       9,813       11.541    13.093        67
---------    ------    ------      ------       ------    ------       ---
LVIP SSgA S&P 500 Index(12)
2005  .      10.149    10.266           4       10.137    10.269         1*
2006  .      10.266    11.517          30       10.269    11.526         2
2007  .      11.519    11.426         202       11.530    11.438        51
2008  .      11.426     7.066       1,422       11.438     7.077       158
2009  .       7.066     8.773       4,923        7.077     8.791       238
2010  .       8.773     9.911      10,167        8.791     9.936       335
2011  .       9.911     9.939      10,644        9.936     9.969       345
2012  .       9.939    11.318       9,970        9.969    11.358       348
2013  .      11.318    14.710      10,701       11.358    14.770       402
---------    ------    ------      ------       ------    ------       ---
LVIP SSgA Small-Cap Index
2007  .       9.914     9.164         138        9.193     9.167        32
2008  .       9.164     5.958         651        9.167     5.962        77
2009  .       5.958     7.392       1,794        5.962     7.402       104
2010  .       7.392     9.185       3,347        7.402     9.202       136
2011  .       9.185     8.631       3,797        9.202     8.651       133
2012  .       8.631     9.849       3,555        8.651     9.877       137
2013  .       9.849    13.374       4,853        9.877    13.418       189
---------    ------    ------      ------       ------    ------       ---
LVIP SSgA Small-Cap RPM
2013  .      10.183    11.173         802       10.487    11.176        36
---------    ------    ------      ------       ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP SSgA Small-Mid Cap 200
2008  .       6.442     7.217         1*         9.725     7.225         43
2009  .       7.217    10.730         2          7.225    10.763        157
2010  .      10.730    13.436        15         10.763    13.505        302
2011  .      13.436    12.879        15         13.505    12.971        297
2012  .      12.879    14.369        15         12.971    14.501        269
2013  .      14.369    18.943        21         14.501    19.155        280
---------    ------    ------        --         ------    ------        ---
LVIP T. Rowe Price Growth Stock
2007  .      10.112     9.914         1*         9.980     9.927         26
2008  .       9.914     5.652         2          9.927     5.670         55
2009  .       5.652     7.927         5          5.670     7.968        139
2010  .       7.927     9.069        14          7.968     9.135        331
2011  .       9.069     8.743        15          9.135     8.824        393
2012  .       8.743    10.139        40          8.824    10.254        468
2013  .      10.139    13.820        28         10.254    14.004        435
---------    ------    ------        --         ------    ------        ---
LVIP T. Rowe Price Structured Mid-Cap Growth
2005  .       N/A        N/A        N/A         10.362    10.985         67
2006  .      15.536    15.816         1*        10.985    11.789        103
2007  .      15.816    17.608         1*        11.789    13.152        127
2008  .      17.608     9.876         2         13.152     7.391         98
2009  .       9.876    14.166         6          7.391    10.623        127
2010  .      14.166    17.827        11         10.623    13.395        197
2011  .      17.827    16.797        16         13.395    12.646        243
2012  .      16.797    19.149        22         12.646    14.446        247
2013  .      19.149    25.301        16         14.446    19.125        231
---------    ------    ------       ---         ------    ------        ---
LVIP Templeton Growth RPM
2007  .       9.801     9.786         4          9.902     9.798        199
2008  .       9.786     5.972        11          9.798     5.991        418
2009  .       5.972     7.500         9          5.991     7.539        403
2010  .       7.500     7.834        12          7.539     7.891        559
2011  .       7.834     7.441        12          7.891     7.510        735
2012  .       7.441     8.841        66          7.510     8.941        749
2013  .       8.841    10.393        96          8.941    10.532      1,788
---------    ------    ------       ---         ------    ------      -----
LVIP UBS Large Cap Growth RPM
2005  .      12.363    12.838         6          9.914    10.468         13
2006  .      12.838    13.802         1*        10.468    11.276         19
2007  .      13.802    16.290         3         11.276    13.335         72
2008  .      16.290     9.449         4         13.335     7.751         97
2009  .       9.449    12.830         4          7.751    10.545        180
2010  .      12.830    14.004         3         10.545    11.533        235
2011  .      14.004    12.945         6         11.533    10.682        231
2012  .      12.945    14.769         1*        10.682    12.212        247
2013  .      14.769    18.168         2         12.212    15.052        490
---------    ------    ------       ---         ------    ------      -----
LVIP Vanguard Domestic Equity ETF
2011  .       8.629     9.341         1*         9.684     9.353         46
2012  .       9.341    10.545         1*         9.353    10.579        161
2013  .      10.545    13.491        10         10.579    13.562        328
---------    ------    ------       ---         ------    ------      -----
LVIP Vanguard International Equity ETF
2011  .       8.258     8.335         1*         9.883     8.345         28
2012  .       8.335     9.749         3          8.345     9.781         80
2013  .       9.749    10.966         4          9.781    11.024        119
---------    ------    ------       ---         ------    ------      -----
LVIP VIP Contrafund RPM
2013  .      10.184    11.044        27         10.084    11.058        550
---------    ------    ------       ---         ------    ------      -----
MFS VIT Growth
2008  .       N/A        N/A        N/A          9.081     9.334          2
2009  .       N/A        N/A        N/A          9.334    12.621         23
2010  .       N/A        N/A        N/A         12.621    14.294         34
2011  .       6.161     6.021         7         14.294    13.995         47
2012  .       6.021     6.926         3         13.995    16.133         56
2013  .       6.926     9.290         3         16.133    21.682         60
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP SSgA Small-Mid Cap 200
2008  .       9.253     7.235         202        9.073     7.237        14
2009  .       7.235    10.804         722        7.237    10.813        24
2010  .      10.804    13.590       1,552       10.813    13.607        30
2011  .      13.590    13.086       1,685       13.607    13.108        36
2012  .      13.086    14.666       1,643       13.108    14.699        42
2013  .      14.666    19.421       1,542       14.699    19.475        41
---------    ------    ------       -----       ------    ------        --
LVIP T. Rowe Price Growth Stock
2007  .       9.964     9.942          62       10.206     9.945        11
2008  .       9.942     5.693         267        9.945     5.697        21
2009  .       5.693     8.020         818        5.697     8.031        50
2010  .       8.020     9.218       1,262        8.031     9.235        63
2011  .       9.218     8.927       1,888        9.235     8.947        85
2012  .       8.927    10.399       2,437        8.947    10.428        82
2013  .      10.399    14.237       2,553       10.428    14.284        70
---------    ------    ------       -----       ------    ------        --
LVIP T. Rowe Price Structured Mid-Cap Growth
2005  .      10.386    11.000          18       10.473    11.004         1*
2006  .      11.000    11.836          76       11.004    11.845         8
2007  .      11.836    13.236         137       11.845    13.254        10
2008  .      13.236     7.458         263       13.254     7.471        22
2009  .       7.458    10.745         489        7.471    10.770        41
2010  .      10.745    13.583         696       10.770    13.621        33
2011  .      13.583    12.856         989       13.621    12.898        29
2012  .      12.856    14.722       1,106       12.898    14.778        28
2013  .      14.722    19.540       1,202       14.778    19.624        22
---------    ------    ------       -----       ------    ------        --
LVIP Templeton Growth RPM
2007  .      10.006     9.813         797        9.974     9.816        41
2008  .       9.813     6.015       1,692        9.816     6.020       106
2009  .       6.015     7.588       1,982        6.020     7.598        69
2010  .       7.588     7.963       2,873        7.598     7.977        78
2011  .       7.963     7.597       3,660        7.977     7.615        91
2012  .       7.597     9.067       4,321        7.615     9.093        94
2013  .       9.067    10.707      12,231        9.093    10.743       306
---------    ------    ------      ------       ------    ------       ---
LVIP UBS Large Cap Growth RPM
2005  .       9.958    10.482          34       10.004    10.486         3
2006  .      10.482    11.320          52       10.486    11.329         7
2007  .      11.320    13.421         243       11.329    13.439        10
2008  .      13.421     7.820         286       13.439     7.835        20
2009  .       7.820    10.666         492        7.835    10.691        26
2010  .      10.666    11.694         600       10.691    11.727        24
2011  .      11.694    10.859         692       11.727    10.895        26
2012  .      10.859    12.445         921       10.895    12.492        27
2013  .      12.445    15.378       3,137       12.492    15.444        75
---------    ------    ------      ------       ------    ------       ---
LVIP Vanguard Domestic Equity ETF
2011  .       9.950     9.367         424        8.792     9.370        32
2012  .       9.367    10.622       1,248        9.370    10.631        70
2013  .      10.622    13.651       1,848       10.631    13.669        77
---------    ------    ------      ------       ------    ------       ---
LVIP Vanguard International Equity ETF
2011  .      10.097     8.358         247        9.004     8.361        14
2012  .       8.358     9.821         680        8.361     9.829        42
2013  .       9.821    11.096       1,022        9.829    11.111        40
---------    ------    ------      ------       ------    ------       ---
LVIP VIP Contrafund RPM
2013  .      10.097    11.076       3,200        9.990    11.079        51
---------    ------    ------      ------       ------    ------       ---
MFS VIT Growth
2008  .       9.090     6.332          49        6.720     6.333         2
2009  .       6.332     8.583         119        6.333     8.589         7
2010  .       8.583     9.745         256        8.589     9.757         7
2011  .       9.745     9.566         356        9.757     9.582         7
2012  .       9.566    11.054         539        9.582    11.079        34
2013  .      11.054    14.894         704       11.079    14.934        68
---------    ------    ------      ------       ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
MFS VIT Total Return(13)
2005  .      12.647   12.751          6        12.384    12.510         183
2006  .      12.751   13.986         29        12.510    13.750         556
2007  .      13.986   14.284         32        13.750    14.071         790
2008  .      14.284   10.903         28        14.071    10.762         895
2009  .      10.903   12.613         36        10.762    12.475         988
2010  .      12.613   13.588         39        12.475    13.466       1,083
2011  .      13.588   13.564         39        13.466    13.469       1,062
2012  .      13.564   14.786         31        13.469    14.712         993
2013  .      14.786   16.366         29        14.712    16.296         941
---------    ------   ------         --        ------    ------       -----
MFS VIT Utilities
2005  .       9.460   10.836         11        12.763    14.649          62
2006  .      10.836   13.945         32        14.649    18.890         243
2007  .      13.945   17.479         55        18.890    23.725         476
2008  .      17.479   10.682         59        23.725    14.528         514
2009  .      10.682   13.947         51        14.528    19.006         410
2010  .      13.947   15.556         36        19.006    21.242         434
2011  .      15.556   16.281         31        21.242    22.276         481
2012  .      16.281   18.112         19        22.276    24.831         467
2013  .      18.112   21.396         22        24.831    29.392         471
---------    ------   ------         --        ------    ------       -----
NB AMT Mid Cap Growth(1)
2005  .      11.983   13.394          2        12.063    13.510          40
2006  .      13.394   15.095          4        13.510    15.256         103
2007  .      15.095   18.175          3        15.256    18.406         145
2008  .      18.175   10.114          2        18.406    10.263         114
2009  .      10.114   13.079          1*       10.263    13.298          84
2010  .      13.079   16.592          1*       13.298    16.903          68
2011  .      16.592   16.381          1*       16.903    16.722          61
2012  .      16.381   18.095          2        16.722    18.509          55
2013  .      18.095   20.653          2        18.509    21.141          53
---------    ------   ------         --        ------    ------       -----
NB AMT Mid Cap Intrinsic Value
2005  .      15.728   17.310          1*       15.830    17.457          32
2006  .      17.310   18.909          1*       17.457    19.108          82
2007  .      18.909   19.194          1*       19.108    19.435          93
2008  .      19.194   10.219          1*       19.435    10.368          79
2009  .      10.219   14.717          1*       10.368    14.961          60
2010  .      14.717   18.249          1*       14.961    18.589          49
2011  .      18.249   16.767          1*       18.589    17.113          44
2012  .      16.767   19.034          1*       17.113    19.467          39
2013  .      19.034   25.635          1*       19.467    26.270          36
---------    ------   ------         --        ------    ------       -----
PIMCO VIT CommodityRealReturn Strategy
2009  .      10.857   12.491          1*       10.769    12.507           8
2010  .      12.491   15.251          1*       12.507    15.301          34
2011  .      15.251   13.856          2        15.301    13.929          37
2012  .      13.856   14.313          2        13.929    14.417          38
2013  .      14.313   11.995          3        14.417    12.106          39
---------    ------   ------         --        ------    ------       -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
MFS VIT Total Return(13)
2005  .      10.015    10.144        386        10.050    10.146        22
2006  .      10.144    11.177      1,287        10.146    11.185        68
2007  .      11.177    11.467      1,803        11.185    11.481       129
2008  .      11.467     8.792      1,921        11.481     8.807       168
2009  .       8.792    10.217      2,328         8.807    10.240       209
2010  .      10.217    11.056      2,800        10.240    11.087       197
2011  .      11.056    11.086      2,651        11.087    11.122       175
2012  .      11.086    12.140      2,517        11.122    12.185       161
2013  .      12.140    13.460      2,337        12.185    13.513       146
---------    ------    ------      -----        ------    ------       ---
MFS VIT Utilities
2005  .      10.074    11.078        183        10.416    11.082        12
2006  .      11.078    14.321        724        11.082    14.332        39
2007  .      14.321    18.032      1,510        14.332    18.055        88
2008  .      18.032    11.069      2,013        18.055    11.089       105
2009  .      11.069    14.517      1,939        11.089    14.551        84
2010  .      14.517    16.266      2,012        14.551    16.311        82
2011  .      16.266    17.100      2,314        16.311    17.157        88
2012  .      17.100    19.110      2,223        17.157    19.182        82
2013  .      19.110    22.676      2,159        19.182    22.774        84
---------    ------    ------      -----        ------    ------       ---
NB AMT Mid Cap Growth(1)
2005  .       9.965    11.215         90         9.965    11.218        10
2006  .      11.215    12.697        308        11.218    12.706        33
2007  .      12.697    15.356        408        12.706    15.375        47
2008  .      15.356     8.584        347        15.375     8.599        35
2009  .       8.584    11.150        259         8.599    11.176        25
2010  .      11.150    14.209        203        11.176    14.248        17
2011  .      14.209    14.092        186        14.248    14.138        17
2012  .      14.092    15.637        169        14.138    15.695        15
2013  .      15.637    17.877        155        15.695    17.947        17
---------    ------    ------      -----        ------    ------       ---
NB AMT Mid Cap Intrinsic Value
2005  .      10.098    11.035        222        10.059    11.038        14
2006  .      11.035    12.109        426        11.038    12.118        34
2007  .      12.109    12.347        471        12.118    12.363        36
2008  .      12.347     6.603        407        12.363     6.615        23
2009  .       6.603     9.553        334         6.615     9.575        20
2010  .       9.553    11.899        279         9.575    11.932        17
2011  .      11.899    10.982        215        11.932    11.018        13
2012  .      10.982    12.523        176        11.018    12.571        12
2013  .      12.523    16.941        143        12.571    17.014         9
---------    ------    ------      -----        ------    ------       ---
PIMCO VIT CommodityRealReturn Strategy
2009  .       9.833    12.526         17        10.880    12.530         3
2010  .      12.526    15.363        115        12.530    15.375         9
2011  .      15.363    14.020        147        15.375    14.039        17
2012  .      14.020    14.548        148        14.039    14.575        12
2013  .      14.548    12.247        205        14.575    12.275        10
---------    ------    ------      -----        ------    ------       ---


*     The numbers of accumulation units less than 500 were rounded up to one.


** This table reflects the accumulation unit values and the number of accumulation units for the ChoicePlus Assurance B Share, ChoicePlus Assurance B Class, ChoicePlus Series B-Share, and ChoicePlus Signature 1.


(1) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA S&P 500 Index Fund Subaccount.

(2) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP Mondrian International Value Fund Subaccount.

(3) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP BlackRock Inflation Protected Bond Fund Subaccount.

(4) Effective October 9, 2010, the Delaware VIP (Reg. TM) Trend Series was reorganized into the Delaware VIP (Reg. TM) Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP (Reg. TM) Trend Series.

(5) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Small-Cap Index Fund Subaccount.

(6) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA International Index Fund Subaccount.

(7) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(8) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.

(9) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(10) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

(11) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

(12) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSgA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.

(13) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Moderate Structured Allocation Fund Subaccount.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix C-Guaranteed Annual Income Percentages For Previous Rider Elections

Guaranteed Annual Income Percentages by Ages for rider elections on or after
                  December 3, 2012 but prior to May 20, 2013:


             Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)




 Single & Joint Life Option*      Single & Joint Life Option
-----------------------------    ---------------------------
                                   Guaranteed Annual Income
             Age                      amount percentage
-----------------------------    ---------------------------
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
             65+                            5.00%



                    Lincoln Lifetime IncomeSM Advantage 2.0




 Single & Joint Life Option*      Single & Joint Life Option
-----------------------------    ---------------------------
                                   Guaranteed Annual Income
             Age                      amount percentage
-----------------------------    ---------------------------
       55 - under 591/2                     3.00%
          591/2 - 64                        3.50%
           65 - 69                          4.50%
             70+                            5.00%



*If joint life option is in effect, the younger of you and your spouse's age applies.


Guaranteed Annual Income Percentage by Ages for rider elections on or after
                  April 2, 2012 but prior to December 3, 2012:


             Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)




                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                4.00%                     55 - 64                      4.00%
       591/2+                     5.00%                       65+                        5.00%



                    Lincoln Lifetime IncomeSM Advantage 2.0




                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.50%                     55 - 64                      3.50%
     591/2 - 64                   4.00%                     65 - 69                      4.50%
       65 - 69                    4.50%                       70+                        5.00%
         70+                      5.00%





Guaranteed Annual Income Percentages by Ages for rider elections prior to April
                                    2, 2012:


                    Lincoln Lifetime IncomeSM Advantage 2.0




                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                4.00%                     55 - 64                      4.00%
       591/2+                     5.00%                       65+                        5.00%

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix D-Guaranteed Income Benefit Percentages For Previous Rider Elections

 Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) between April 2, 2012 and May 19, 2013, or 4LATER (Reg. TM) Advantage (Managed Risk) between July 16, 2012 and May 19,
                                     2013.




 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                     Percentage of Account
             Age                    Value or Income Base**
-----------------------------    ----------------------------
         Under age 40                       2.50%
           40 - 54                          3.00%
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
           65 - 69                          4.50%
           70 - 79                          5.00%
             80+                            5.50%




* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER (Reg. TM) Advantage (Managed Risk) may use any remaining Income Base to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections between May 21,
                         2012 and May 19, 2013, or for
purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 between April 2, 2012 and
                                 May 19, 2013.




 Single & Joint Life Option*         Single & Joint Life Option*
-----------------------------    -----------------------------------
                                     Percentage of Account Value,
             Age                  Income Base or Guaranteed Amount**
-----------------------------    -----------------------------------
         Under age 40                           2.00%
           40 - 54                              2.50%
       55 - under 591/2                         3.00%
          591/2 - 64                            3.50%
           65 - 69                              4.00%
           70 - 74                              4.50%
             75+                                5.00%




* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections prior to May 21,
                          2012, or for purchasers of
        Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012.




 Single & Joint Life Option*         Single & Joint Life Option*
-----------------------------    -----------------------------------
                                     Percentage of Account Value,
             Age                  Income Base or Guaranteed Amount**
-----------------------------    -----------------------------------
         Under age 40                           2.50%
           40 - 54                              3.00%
       55 - under 591/2                         3.50%
          591/2 - 64                            4.00%
           65 - 69                              4.50%
           70 - 79                              5.00%
             80+                                5.50%




* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln ChoicePlus AssuranceSM (B Share)
Lincoln Life Variable Annuity Account N (Registrant)

The Lincoln National Life Insurance Company (Depositor)



Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlus AssuranceSM (B Share) prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2014. You may obtain a copy of the Lincoln ChoicePlus AssuranceSM (B Share) prospectus on request and without charge. Please write Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46802, or call 1-888-868-2583.



Table of Contents







Item                                                        Page
  Special Terms                                            B-2
  Services                                                 B-2
  Principal Underwriter                                    B-2
  Purchase of Securities Being Offered                     B-2
  Interest Adjustment Example                              B-2
  Annuity Payouts                                          B-4
  Examples of Regular Income Payment Calculations          B-5
  Determination of Accumulation and Annuity Unit Value     B-5


Item                                                       Page
  Capital Markets                                          B-5
  Advertising & Ratings                                    B-6
  About the S&P 500 Index                                  B-6
  Unclaimed Property                                       B-6
  Additional Services                                      B-7
  Other Information                                        B-7
  Financial Statements                                     B-8



This SAI is not a prospectus.
The date of this SAI is May 1, 2014.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.



Services

Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln Life Variable Annuity Account N as of December 31, 2013 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2013; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.



Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter

Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $358,027,469, $437,205,763 and $619,961,766 to LFN and Selling Firms in 2011, 2012 and 2013 respectively, as sales compensation with respect to all the contracts offered under the VAA. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.




Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a Market Value Adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE
                             CASH SURRENDER VALUES


         Single Premium..................    $50,000
         Premium taxes...................    None
         Withdrawals.....................    None
         Guaranteed Period...............    5 years
         Guaranteed Interest Rate........    3.50%
         Annuity Date....................    Age 70
         Index Rate A....................    3.50%
         Index Rate B....................    4.00% End of contract year 1
                                             3.50% End of contract year 2
                                             3.00% End of contract year 3
                                             2.00% End of contract year 4
         Percentage adjustment to B......    0.50%



         Interest Adjustment Formula                  (1 + Index A)n
                                              ------------------------------
                                                                             -1
         n = Remaining Guaranteed Period      (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION


                                                   (3)
                   (1)             (2)          Adjusted     (4)         (5)         (6)         (7)
                 Annuity      1 + Interest       Annuity   Minimum   Greater of   Surrender   Surrender
Contract Year     Value    Adjustment Formula     Value     Value     (3) & (4)     Charge      Value
--------------- --------- -------------------- ---------- --------- ------------ ----------- ----------
1..............  $51,710       0.962268         $49,759    $50,710     $50,710      $4,250    $46,460
2..............  $53,480       0.985646         $52,712    $51,431     $52,712      $4,250    $48,462
3..............  $55,312       1.000000         $55,312    $52,162     $55,312      $4,000    $51,312
4..............  $57,208       1.009756         $57,766    $52,905     $57,766      $3,500    $54,266
5..............  $59,170          N/A           $59,170    $53,658     $59,170      $3,000    $56,170

                           ANNUITY VALUE CALCULATION


                   BOY*                             Annual         EOY**
                 Annuity         Guaranteed        Account        Annuity
Contract Year     Value        Interest Rate         Fee           Value
--------------- ---------     ---------------     ---------     ----------
 1..............$50,000   x       1.035       -   $40       =   $51,710
 2..............$51,710   x       1.035       -   $40       =   $53,480
 3..............$53,480   x       1.035       -   $40       =   $55,312
 4..............$55,312   x       1.035       -   $40       =   $57,208
 5..............$57,208   x       1.035       -   $40       =   $59,170

                          SURRENDER CHARGE CALCULATION


                 Surrender
                  Charge                      Surrender
Contract Year     Factor        Deposit        Charge
--------------- ----------     ---------     ----------
 1..............   8.5%    x   $50,000   =   $4,250
 2..............   8.5%    x   $50,000   =   $4,250
 3..............   8.0%    x   $50,000   =   $4,000
 4..............   7.0%    x   $50,000   =   $3,500
 5..............   6.0%    x   $50,000   =   $3,000

                 1 + INTEREST ADJUSTMENT FORMULA CALCULATION

Contract Year    Index A   Index B   Adj Index B     N     Result
--------------- --------- --------- ------------- ------ ---------
1..............  3.50%     4.00%       4.50%         4   0.962268
2..............  3.50%     3.50%       4.00%         3   0.985646
3..............  3.50%     3.00%       3.50%         2   1.000000
4..............  3.50%     2.00%       2.50%         1   1.009756
5..............  3.50%      N/A         N/A         N/A     N/A

                           MINIMUM VALUE CALCULATION


                                   Minimum           Annual
                                  Guaranteed        Account        Minimum
Contract Year                   Interest Rate         Fee           Value
---------------                ---------------     ---------     ----------
 1..............$50,000    x       1.015       -   $40       =   $50,710
 2..............$50,710    x       1.015       -   $40       =   $51,431
 3..............$51,431    x       1.015       -   $40       =   $52,162
 4..............$52,162    x       1.015       -   $40       =   $52,905
 5..............$52,905    x       1.015       -   $40       =   $53,658



                             * BOY = beginning of year

                                        ** EOY = end of year




Annuity Payouts

Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
 o the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable Annuity Payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
 o third, we calculate the value of the Annuity Units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner's fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.

The value of each Subaccount's Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
 o The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.


         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               20-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,600.94              $10,004.94

A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,540.85 with the 20-year access period and $9,004.45 with the 30-year access period.

At the end of the 20-year access period, the remaining Account Value of $109,921.94 (assuming no withdrawals) will be used to continue the $10,600.94 Regular Income Payment during the lifetime income period for the lives of the Annuitant and Secondary Life. At the end of the 30-year access period, the remaining Account Value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 Regular Income Payment during the lifetime income period for the lives of the Annuitant and Secondary Life. (Note: the Regular Income Payments during the lifetime income period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody's, A.M. Best, Fitch, and Standard & Poor's. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.



About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

In some cases, fund names and/or their objectives may include references to certain indices, such as the S&P 500 Index. Neither the contract nor the funds are sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the contract or any member of the public regarding the advisability of investing in securities generally or in the contract particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the contract. S&P has no obligation to take the needs of the Licensee or the owners of the contract into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the contract or the timing of the issuance or sale of the contract or in the determination or calculation of the equation by which the contract is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the contract.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.




Unclaimed Property
During 2013, a Global Resolution Agreement entered into by us and a third party auditor became effective upon its acceptance by the unclaimed property departments of 41 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. Also in December 2013, a Regulatory Settlement Agreement entered into by us to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The final agreement covers 52 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S.

jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.




Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 ($2,000 for contracts purchased prior to November 15, 2010) over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Surrender Charge.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, Account Value in a designated variable Subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable Subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the Annuity Commencement Date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding Account Value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.

Beginning May 1, 2010, the cross reinvestment service is no longer available unless the Contractowner has enrolled in this service prior to this date. Contractowners who are currently enrolled in this service will not be impacted by this change.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value, allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of Contractowners under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements

The December 31, 2013 financial statements of the VAA and the December 31, 2013 consolidated financial statements of Lincoln Life appear on the following pages.

              THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                      CONSOLIDATED FINANCIAL STATEMENTS
                         DECEMBER 31, 2013 AND 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors and Stockholder of
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2013 and 2012, and the related consolidated statements of comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2013. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2013 and 2012, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.



                                                      /s/ ERNST & YOUNG LLP
                                                      Philadelphia,
                                                      Pennsylvania
                                                      April 1, 2014

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)


                                                                                                              AS OF DECEMBER 31,
                                                                                                           ------------------------
                                                                                                              2013          2012
                                                                                                           -----------  -----------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
     Fixed maturity securities (amortized cost: 2013 -- $75,585; 2012 -- $71,221)                          $    79,178  $    80,254
     Variable interest entities' fixed maturity securities (amortized cost: 2013 -- $682;
        2012 -- $677)                                                                                              697          708
     Equity securities (cost: 2013 -- $182; 2012 -- $137)                                                          201          157
   Trading securities                                                                                            2,190        2,437
   Mortgage loans on real estate                                                                                 7,029        6,792
   Real estate                                                                                                      26           39
   Policy loans                                                                                                  2,651        2,740
   Derivative investments                                                                                          617        2,263
   Other investments                                                                                             1,208        1,089
                                                                                                           -----------  -----------
        Total investments                                                                                       93,797       96,479
Cash and invested cash                                                                                             630        3,278
Deferred acquisition costs and value of business acquired                                                        8,859        6,732
Premiums and fees receivable                                                                                       424          382
Accrued investment income                                                                                        1,002          986
Reinsurance recoverables                                                                                         7,075        8,284
Reinsurance related embedded derivatives                                                                           159           --
Funds withheld reinsurance assets                                                                                  781          842
Goodwill                                                                                                         2,273        2,273
Other assets                                                                                                     5,373        3,751
Separate account assets                                                                                        117,135       95,373
                                                                                                           -----------  -----------
        Total assets                                                                                       $   237,508  $   218,380
                                                                                                           ===========  ===========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                                                   $    17,627  $    18,415
Other contract holder funds                                                                                     73,530       71,615
Short-term debt                                                                                                     51           32
Long-term debt                                                                                                   2,600        1,925
Reinsurance related embedded derivatives                                                                            --          184
Funds withheld reinsurance liabilities                                                                           3,111        5,192
Deferred gain on business sold through reinsurance                                                                 297          124
Payables for collateral on investments                                                                           2,865        4,121
Variable interest entities' liabilities                                                                             27          128
Other liabilities                                                                                                5,421        4,702
Separate account liabilities                                                                                   117,135       95,373
                                                                                                           -----------  -----------
        Total liabilities                                                                                      222,664      201,811
                                                                                                           -----------  -----------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 13)
STOCKHOLDER'S EQUITY
Common stock -- 10,000,000 shares authorized, issued and outstanding                                            10,636       10,620
Retained earnings                                                                                                2,778        2,089
Accumulated other comprehensive income (loss)                                                                    1,430        3,860
                                                                                                           -----------  -----------
        Total stockholder's equity                                                                              14,844       16,569
                                                                                                           -----------  -----------
           Total liabilities and stockholder's equity                                                      $   237,508  $   218,380
                                                                                                           ===========  ===========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(IN MILLIONS)


                                                                                                      FOR THE YEARS ENDED
                                                                                                         DECEMBER 31,
                                                                                                 ------------------------------
                                                                                                   2013       2012      2011
                                                                                                 ---------  ---------  --------
REVENUES
Insurance premiums                                                                               $  2,339   $  2,290   $ 2,017

Fee income                                                                                          3,882      3,540     3,228

Investment advisory fees                                                                              126         86        --

Net investment income                                                                               4,561      4,551     4,490

Realized gain (loss):

   Total other-than-temporary impairment losses on securities                                         (75)      (242)     (160)

   Portion of loss recognized in other comprehensive income                                            10        103        42

                                                                                                 ---------  ---------  --------
     Net other-than-temporary impairment losses on securities recognized in earnings                  (65)      (139)     (118)

     Realized gain (loss), excluding other-than-temporary impairment losses on securities             122         16      (132)

                                                                                                 ---------  ---------  --------
        Total realized gain (loss)                                                                     57       (123)     (250)

                                                                                                 ---------  ---------  --------
Amortization of deferred gain on business sold through reinsurance                                     69         77       110

Other revenues                                                                                        426        396       376

                                                                                                 ---------  ---------  --------
     Total revenues                                                                                11,460     10,817     9,971

                                                                                                 ---------  ---------  --------

EXPENSES
Interest credited                                                                                   2,468      2,424     2,444

Benefits                                                                                            3,613      2,939     2,204

Commissions and other expenses                                                                      3,526      3,838     3,938

Interest and debt expense                                                                              93        110       108

Impairment of intangibles                                                                              --         --       744

                                                                                                 ---------  ---------  --------
     Total expenses                                                                                 9,700      9,311     9,438

                                                                                                 ---------  ---------  --------
     Income (loss) before taxes                                                                     1,760      1,506       533

     Federal income tax expense (benefit)                                                             431        344       270

                                                                                                 ---------  ---------  --------
        Net income (loss)                                                                           1,329      1,162       263

        Other comprehensive income (loss), net of tax:

          Unrealized gain (loss) on available-for-sale securities                                  (2,355)     1,071     1,686

          Unrealized other-than-temporary impairment on available-for-sale securities                  27         (2)       23

          Unrealized gain (loss) on derivative instruments                                            (96)       (31)      146

          Funded status of employee benefit plans                                                      (6)         2        --

                                                                                                 ---------  ---------  --------
            Total other comprehensive income (loss), net of tax                                    (2,430)     1,040     1,855

                                                                                                 ---------  ---------  --------
               Comprehensive income (loss)                                                       $ (1,101)  $  2,202   $ 2,118

                                                                                                 =========  =========  ========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)


                                                                                                      FOR THE YEARS ENDED
                                                                                                         DECEMBER 31,
                                                                                               ---------------------------------
                                                                                                 2013        2012        2011
                                                                                               ---------  ----------  ----------
COMMON STOCK
Balance as of beginning-of-year                                                                $ 10,620   $  10,605   $  10,585

Stock compensation/issued for benefit plans                                                          16          15          10

Capital contribution from Lincoln National Corporation                                               --          --          10

                                                                                               ---------  ----------  ----------
            Balance as of end-of-year                                                            10,636      10,620      10,605

                                                                                               ---------  ----------  ----------

RETAINED EARNINGS
Balance as of beginning-of-year                                                                   2,089       1,532       2,069

Net income (loss)                                                                                 1,329       1,162         263

Dividends declared                                                                                 (640)       (605)       (800)

                                                                                               ---------  ----------  ----------
            Balance as of end-of-year                                                             2,778       2,089       1,532

                                                                                               ---------  ----------  ----------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                                                   3,860       2,820         965

Other comprehensive income (loss), net of tax                                                    (2,430)      1,040       1,855

                                                                                               ---------  ----------  ----------
            Balance as of end-of-year                                                             1,430       3,860       2,820

                                                                                               ---------  ----------  ----------
                Total stockholder's equity as of end-of-year                                   $ 14,844   $  16,569   $  14,957

                                                                                               =========  ==========  ==========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)


                                                                                                     FOR THE YEARS ENDED
                                                                                                        DECEMBER 31,
                                                                                             -----------------------------------
                                                                                               2013         2012         2011
                                                                                             ----------  -----------  ----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                            $   1,329   $    1,162   $     263

Adjustments to reconcile net income (loss) to net cash provided by (used in)
   operating activities:
   Deferred acquisition costs, value of business acquired, deferred sales inducements
     and deferred front-end loads deferrals and interest, net of amortization                     (539)        (283)       (151)

   Trading securities purchases, sales and maturities, net                                         131          202          86

   Change in premiums and fees receivable                                                          (42)          27         (75)

   Change in accrued investment income                                                             (16)         (37)        (45)

   Change in future contract benefits and other contract holder funds                             (232)      (1,277)      1,241

   Change in reinsurance related assets and liabilities                                             68        1,438         405

   Change in federal income tax accruals                                                           437          208         111

   Realized (gain) loss                                                                            (57)         123         250

   (Income) loss attributable to equity method investments                                         (86)        (125)        (90)

   Amortization of deferred gain on business sold through reinsurance                              (69)         (77)       (110)

   Impairment of intangibles                                                                        --           --         744

   Change in cash management agreement investment                                                  (29)        (359)         60

   Other                                                                                             1           53         (72)

                                                                                             ----------  -----------  ----------
     Net cash provided by (used in) operating activities                                           896        1,055       2,617

                                                                                             ----------  -----------  ----------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                                     (11,002)     (11,021)    (10,359)

Sales of available-for-sale securities                                                             954        1,098       1,331

Maturities of available-for-sale securities                                                      5,952        5,757       5,055

Purchases of other investments                                                                  (2,481)      (2,112)     (4,434)

Sales or maturities of other investments                                                         2,494        2,009       2,784

Increase (decrease) in payables for collateral on investments                                   (1,256)         374       2,035

Proceeds (outflows) from reinsurance ceded, recaptured and novated                                 (22)          35         204

Other                                                                                              (95)        (130)       (114)

                                                                                             ----------  -----------  ----------
     Net cash provided by (used in) investing activities                                        (5,456)      (3,990)     (3,498)

                                                                                             ----------  -----------  ----------
CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of long-term debt                                                                         311           --          --

Increase (decrease) in short-term debt                                                              23           18          --

Deposits of fixed account values, including the fixed portion of variable                       10,466       10,667      10,925

Withdrawals of fixed account values, including the fixed portion of variable                    (5,230)      (5,618)     (4,976)

Transfers to and from separate accounts, net                                                    (3,001)      (2,091)     (2,324)

Common stock issued for benefit plans and excess tax benefits                                      (17)          (2)         (4)

Dividends paid to stockholder                                                                     (640)        (605)       (800)

                                                                                             ----------  -----------  ----------
     Net cash provided by (used in) financing activities                                         1,912        2,369       2,821

                                                                                             ----------  -----------  ----------
Net increase (decrease) in cash and invested cash                                               (2,648)        (566)      1,940

Cash and invested cash, as of beginning-of-year                                                  3,278        3,844       1,904

                                                                                             ----------  -----------  ----------
     Cash and invested cash, as of end-of-year                                               $     630   $    3,278   $   3,844

                                                                                             ==========  ===========  ==========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the U.S. and several U.S. territories. See Note 22 for additional information.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION
The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary. Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method. All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest. We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders. We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

ACCOUNTING ESTIMATES AND ASSUMPTIONS
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds including deferred front-end loads ("DFEL"), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS
We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT
Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

  - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;
  - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and
  - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS
Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

  - Corporate bonds and U.S. government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
  - Mortgage- and asset-backed securities - We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized loan obligations ("CLOs") and collateralized debt obligations ("CDOs").
  - State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.
  - Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST
We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as "debt securities"), we generally consider the following to determine whether our unrealized losses are other-than-temporarily impaired:

  - The estimated range and average period until recovery;
  - The estimated range and average holding period to maturity;
  - Remaining payment terms of the security;
  - Current delinquencies and nonperforming assets of underlying collateral;
  - Expected future default rates;
  - Collateral value by vintage, geographic region, industry concentration or property type;
  - Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
  - Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain
(loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in other comprehensive income ("OCI") to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.


When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

  - The current economic environment and market conditions;
  - Our business strategy and current business plans;
  - The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
  - Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
  - The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;
  - The capital risk limits approved by management; and
  - Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

  - Historical and implied volatility of the security;
  - Length of time and extent to which the fair value has been less than amortized cost;
  - Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
  - Failure, if any, of the issuer of the security to make scheduled payments;
    and
  - Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

  - Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
  - Fundamentals of the industry in which the issuer operates;
  - Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;
  - Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
  - Expectations regarding defaults and recovery rates;
  - Changes to the rating of the security by a rating agency; and
  - Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

  - Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
  - Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
  - Susceptibility to fair value fluctuations for changes in the interest rate environment;
  - Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;
  - Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
  - Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
  - Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related asset-backed securities ("ABS"), we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

TRADING SECURITIES
Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


ALTERNATIVE INVESTMENTS
Alternative investments, which consist primarily of investments in limited partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners. As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

PAYABLES FOR COLLATERAL ON INVESTMENTS
When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral on investments on our Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

MORTGAGE LOANS ON REAL ESTATE
Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS
Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

REAL ESTATE
Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment. Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

DERIVATIVE INSTRUMENTS
We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Measurement." The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

CASH AND INVESTED CASH
Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI AND DFEL
Acquisition costs directly related to successful contract acquisitions or renewals of universal life ("UL") insurance, variable UL ("VUL") insurance, traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain
(loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss). DSI amortization, excluding

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 13 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that ranges from 7 to 77 years. Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs ("unlocking"). We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE
We enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL
We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. We perform a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units, if qualitative factors determine it is necessary to complete the two-step goodwill impairment test. The results of one test on one reporting unit cannot subsidize the results of another reporting unit. In Step 1 of the evaluation, the fair value of each reporting unit

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value of the reporting unit is deemed to be recoverable, and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist, and Step 2 is required. In Step 2, the implied fair value of goodwill is determined for the reporting unit. The reporting unit's fair value as determined in Step 1 is assigned to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).

OTHER ASSETS AND OTHER LIABILITIES
Other assets consist primarily of guaranteed living benefit ("GLB") reserves embedded derivatives, DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issue costs, other prepaid expenses and deferred losses on business sold through reinsurance. Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate exit value including an estimate for our non-performance risk ("NPR"). Certain of these features have elements of both insurance benefits and embedded derivatives. Through our hybrid accounting approach, we assign benefits to the embedded derivative or insurance based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in "Fair Value Measurement."

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years. Federal Communications Commission ("FCC") licenses acquired through business combinations are not amortized.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We completed a reinsurance transaction in 2012 whereby we ceded a closed block of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited ("LNBAR"), a wholly-owned subsidiary of LNC. We are recognizing the loss related to this transaction over a period of 30 years.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The "market consistent scenarios" used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 43 million scenarios. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS
Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability. The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported as benefit ratio unlocking.

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2013 and 2012, participating policies comprised approximately 1% of the face amount of insurance in force, and dividend expenses were $62 million, $71 million and $79 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


The fair value of our indexed annuity contracts is based on their approximate surrender values.

BORROWED FUNDS
LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

DEFERRED GAIN ON BUSINESS SOLD THROUGH REINSURANCE
Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions. We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

We completed a reinsurance transaction in 2009 whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company. We are recognizing the gain related to this transaction over a period of 15 years.

We completed reinsurance transactions in 2012 and 2013 whereby we ceded a closed block of UL contacts with secondary guarantees to LNBAR. We are recognizing the gains related to these transactions over a period of 30 years.

COMMITMENTS AND CONTINGENCIES
Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

FEE INCOME
Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain
(loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS
Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME
Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

REALIZED GAIN (LOSS)
Realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

OTHER REVENUES
Other revenues consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments and communications sales recognized as earned, net of agency and representative commissions.

INTEREST CREDITED
Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2011 through 2013 ranged from 1% to 10%.

BENEFITS
Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits, and certain annuities with life contingencies. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS
Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.


STOCK-BASED COMPENSATION
In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

INTEREST AND DEBT EXPENSE
Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts, and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method. In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

INCOME TAXES
We file a U.S. consolidated income tax return with LNC and its eligible subsidiaries. Ineligible subsidiaries file separate individual corporate tax returns. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.



--------------------------------------------------------------------------------
2. NEW ACCOUNTING STANDARDS


ADOPTION OF NEW ACCOUNTING STANDARDS

BALANCE SHEET TOPIC
In December 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-11, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11") to address certain comparability issues between financial statements prepared in accordance with GAAP and those prepared in accordance with International Financial Reporting Standards ("IFRS"). In January 2013, the FASB issued ASU No. 2013-01, "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), to provide information regarding the scope of the disclosures required by ASU 2011-11 to the financial instruments and derivatives reported in an entity's financial statements. ASU 2011-11 requires an entity to provide enhanced disclosures about certain financial instruments and derivative instruments, as defined in ASU 2013-01, to enable users to understand the effects of offsetting in the financial statements as well as the effects of master netting arrangements on an entity's financial condition. We adopted the disclosure requirements of ASU 2011-11, after considering the scope clarification in ASU 2013-01, as of January 1, 2013, and have included the required disclosures for all comparative periods in Note 6.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


2. NEW ACCOUNTING STANDARDS (CONTINUED)


COMPREHENSIVE INCOME TOPIC
In February 2013, the FASB issued ASU No. 2013-02, "Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income" ("ASU 2013-02"), which requires enhanced reporting of such amounts either on the face of the financial statements or in the notes to the financial statements. Under ASU 2013-02, the type of reclassification out of AOCI, as defined under current GAAP, will dictate whether the disclosure must provide the effect of the reclassification on the respective financial statement line items or whether cross-referencing to other disclosures that provide additional detail about the reclassification will be required. We adopted the disclosure requirements in ASU 2013-02 as of January 1, 2013, and have included the required disclosure in
Note 14.

DERIVATIVES AND HEDGING TOPIC
In July 2013, the FASB issued ASU No. 2013-10, "Inclusion of the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) as a Benchmark Interest Rate for Hedge Accounting Purposes" ("ASU 2013-10"), which permits the Fed Funds Effective Swap Rate to be used as a benchmark interest rate for hedge accounting purposes under the FASB ASC in addition to interest rates on direct Treasury obligations of the U.S. government and the LIBOR swap rate. We adopted the amendments in ASU 2013-10 prospectively for qualifying new or designated hedging relationships entered into, on, or after July 17, 2013. The adoption of ASU 2013-10 did not have an effect on our consolidated financial condition and results of operation.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

FINANCIAL SERVICES -- INVESTMENT COMPANIES TOPIC
In June 2013, the FASB issued ASU No. 2013-08, "Amendments to the Scope, Measurement, and Disclosure Requirements" ("ASU 2013-08"), which provides comprehensive accounting guidance for assessing whether an entity is an investment company. ASU 2013-08 requires an assessment of all the characteristics of an investment company through the use of a new two-tiered approach, which considers the entity's purpose and design to determine whether it is an investment company. As a result of applying the new criteria in ASU 2013-08, an entity once considered an investment company may no longer meet the new criteria to be classified as such, and conversely, an entity not classified as an investment company under current GAAP may satisfy the criteria to be classified as such upon the adoption of ASU 2013-08. If an entity is no longer classified as an investment company, it must discontinue the application of investment company accounting guidance and present the change in status through a cumulative effect adjustment to the beginning balance of retained earnings in the period of adoption. If an entity becomes classified as an investment company, ASU 2013-08 should be applied prospectively with the effect of adoption recognized as an adjustment to opening net assets for the period of adoption. The amendments in ASU 2013-08 are effective for interim and annual reporting periods in fiscal years beginning after December 15, 2013, with early application prohibited. We will adopt the requirements in ASU 2013-08 effective January 1, 2014, and are currently evaluating the impact of adoption on our consolidated financial condition and results of operations.


INCOME TAXES TOPIC
In July 2013, the FASB issued ASU No. 2013-11, "Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists" ("ASU 2013-11") in order to explicitly define the financial statement presentation requirements in GAAP. ASU 2013-11 provides guidance on the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. The amendments in the ASU are effective prospectively for interim and annual reporting periods in fiscal years beginning after December 15, 2013, with early application permitted. We will adopt the requirements of ASU 2013-11 effective January 1, 2014, and will include the new disclosure requirements in the notes to our consolidated financial statements.

INVESTMENTS -- EQUITY METHOD AND JOINT VENTURES
In January 2014, the FASB issued ASU No. 2014-01, "Accounting for Investments in Qualified Affordable Housing Projects" ("ASU 2014-01") in response to stakeholders' feedback that the presence of certain conditions in order to apply the effective yield method to investments in qualified affordable housing projects may be overly restrictive and could result in certain investments being accounted for under a method of accounting that may not fairly represent the economics of the investments. ASU 2014-01 allows entities to make an accounting policy election to account for investments in qualified affordable housing projects using the proportional amortization method if certain conditions are met. The conditions in ASU 2014-01 have been modified from the current GAAP requirements allowing for the application of the effective yield method, to enable more entities to make use of the proportional amortization method. The decision to apply the proportional amortization method should be applied consistently to all investments in qualified affordable housing projects rather than on an individual investment basis. The amendments in this ASU are to be applied retrospectively for interim and annual reporting periods beginning after December 15, 2014; however, a reporting entity that uses the effective yield method to account for investments in qualified affordable housing projects before the date of adoption may continue to apply the effective yield method for those preexisting investments. We will adopt the requirements of ASU 2014-01 effective January 1, 2015, and are currently evaluating the impact of adoption on our consolidated financial condition and results of operations.

OTHER EXPENSES TOPIC
In July 2011, the FASB issued ASU No. 2011-06, "Fees Paid to the Federal Government by Health Insurers" ("ASU 2011-06") in order to address the question of how health insurers should recognize and classify fees mandated by the Patient Protection and Affordable Care Act as amended by the Health Care and Education Reconciliation Act. The annual fee is imposed on health insurers for each calendar year beginning on or after January 1, 2014, and is payable no later than September 30 of the applicable year. If a fee payment is required in the applicable year, ASU 2011-06 requires the health insurer to record the liability in full with a corresponding deferred cost that is

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


2. NEW ACCOUNTING STANDARDS (CONTINUED)


amortized to expense using a straight-line method of allocation over the applicable year. The ASU indicates that the annual fee does not meet the definition of an acquisition cost in accordance with Topic 944 of the FASB ASC. The amendments in ASU 2011-06 are effective for calendar years beginning after December 31, 2013, when the fee initially becomes effective. We will adopt the requirements of ASU 2011-06 effective January 1, 2014. The amendments will not have a material effect on our consolidated financial condition and results of operations.



--------------------------------------------------------------------------------
3. REINSURANCE CEDED, REINSURANCE RECAPTURED, REINSURANCE NOVATED, AND CAPITAL CONTRIBUTIONS


REINSURANCE CEDED TO LNBAR
We completed reinsurance transactions during the second, third and fourth quarters of 2013 whereby we ceded blocks of business to LNBAR, a wholly-owned subsidiary of LNC, that resulted in the release of $196 million of capital previously supporting a portion of statutory reserves related to our UL/survivorship UL ("SUL") business. The following summarizes the effect of these transactions (in millions) on our Consolidated Balance Sheets as of December 31, 2013:

ASSETS
Cash and invested cash.......................................    $ (22)
Deferred acquisition costs and value of business
   acquired..................................................      (65)
Reinsurance recoverables.....................................       76
                                                                 ------
   Total assets..............................................    $ (11)
                                                                 ======
LIABILITIES
Other contract holder funds..................................    $  (7)
Deferred gain on business sold through reinsurance...........       18
Other liabilities............................................      (22)
                                                                 ------
   Total liabilities.........................................    $ (11)
                                                                 ======

We completed a reinsurance transaction during the fourth quarter of 2012 whereby we ceded a block of business to LNBAR that resulted in the release of $164 million of capital previously supporting a portion of statutory reserves related to our Duet/Legend business. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2012:

ASSETS
Cash and invested cash.....................................   $  (32)
Deferred acquisition costs and value of business
   acquired................................................     (148)
Reinsurance recoverables...................................      547
                                                              -------
   Total assets............................................   $  367
                                                              =======
LIABILITIES
Other contract holder funds................................   $  (44)
Deferred gain on business sold through reinsurance.........     (233)
Funds withheld reinsurance liabilities.....................      676
Other liabilities..........................................      (32)
                                                              -------
   Total liabilities.......................................   $  367
                                                              =======

REINSURANCE RECAPTURED FROM LNBAR
During fourth quarter 2012, we recaptured a block of secondary guaranteed UL business previously ceded to LNBAR. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss) as of and for the year ended December 31, 2012:

ASSETS
Cash and invested cash......................................   $  119
Other assets................................................      (34)
                                                               -------
   Total assets.............................................   $   85
                                                               =======
LIABILITIES
Reinsurance related embedded derivatives....................   $   39
Other liabilities...........................................       45
                                                               -------
   Total liabilities........................................   $   84
                                                               =======
REVENUES AND EXPENSES
Benefits....................................................   $  290
Commissions and other expenses..............................     (289)
                                                               -------
   Net income (loss)........................................   $    1
                                                               =======

During fourth quarter 2011, we recaptured portions of business previously ceded to LNBAR. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss) as of and for the year ended December 31, 2011:

ASSETS
Cash.......................................................   $  204
Deferred acquisition costs.................................      243
                                                              -------
   Total assets............................................   $  447
                                                              =======
LIABILITIES
Future contract benefits...................................   $  613
Other contract holder funds................................       18
Funds withheld reinsurance liabilities.....................     (300)
Deferred gain on business sold through reinsurance.........      106
Other liabilities..........................................        4
                                                              -------
   Total liabilities.......................................   $  441
                                                              =======
REVENUES AND EXPENSES
Amortization of deferred gain on business
   sold through reinsurance:
Write-off of unamortized deferred gain.....................   $   34
Benefits...................................................      (24)
Federal income tax expense.................................       (4)
                                                              -------
   Net income..............................................   $    6
                                                              =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3. REINSURANCE CEDED, REINSURANCE RECAPTURED, REINSURANCE NOVATED, AND CAPITAL CONTRIBUTIONS (CONTINUED)



REINSURANCE NOVATED FROM LINCOLN REINSURANCE COMPANY OF VERMONT II ("LRCVII") TO LNBAR
During third quarter 2012, LRCVII novated SUL business to LNBAR. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2012:

ASSETS
Cash and invested cash.......................................  $   (52)
                                                               --------
   Total assets..............................................  $   (52)
                                                               ========
LIABILITIES
Reinsurance related embedded derivatives.....................  $   (18)
Deferred gain on business sold through reinsurance...........        8
Long-term debt...............................................     (500)
Funds withheld reinsurance liabilities.......................      500
Other liabilities............................................      (16)
                                                               --------
   Total liabilities.........................................  $   (26)
                                                               ========
REVENUE AND EXPENSES
Net investment income........................................  $   (13)
Benefits.....................................................       13
                                                               --------
   Net Income................................................  $   (26)
                                                               ========



CAPITAL CONTRIBUTIONS
On December 30, 2011, LNC transferred ownership of Lincoln Investment Advisors Corporation ("LIAC") to LNL. In addition, LNC assumed certain liabilities from LNL during 2011 (reflected in "Other" in the table below). The following summarizes the effect of these capital contributions (in millions):

                                                  FOR THE YEARS ENDED
                                                     DECEMBER 31,
                                                 --------------------
                                                 2011          2011
                                                 -----         -----
                                                 LIAC          OTHER
                                                 -----         -----
Cash and invested cash......................      $ 1          $ --
Other assets................................        9            --
Other liabilities...........................       (5)            5
                                                 -----         -----
   Total(1).................................      $ 5          $  5
                                                 =====         =====

-------------
(1) Reported in capital contribution from LNC on our Consolidated Statements of Stockholder's Equity



--------------------------------------------------------------------------------
4. VARIABLE INTEREST ENTITIES


CONSOLIDATED VIES

CREDIT-LINKED NOTES ("CLNS")
We have invested in the Class 1 notes of two CLN structures, which represent special purpose trusts combining asset-backed securities with credit default swaps to produce multi-class structured securities. The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures. The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest. We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolios underlying the credit default swaps. In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures. As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs. We reflect the assets and liabilities on our Consolidated Balance Sheets and recognize the results of operations of these VIEs on our Consolidated Statements of Comprehensive Income (Loss).

As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures. The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio. The contingent forward contracts transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2013:

                                               AMOUNT AND
                                            DATE OF ISSUANCE
                                       -----------------------------
                                           $400           $200
                                         DECEMBER         APRIL
                                           2006           2007
                                       --------------  -------------
Original attachment point
   (subordination)..................           5.50%          2.05%
Current attachment point
   (subordination)..................           4.17%          1.48%
Maturity............................     12/20/2016      3/20/2017
Current rating of tranche...........            BB+            Ba2
Current rating of underlying
   collateral pool..................         Aa1-B1       Aaa-Caa2
Number of defaults in underlying
   collateral pool..................              2              2
Number of entities..................            124             99
Number of countries.................             20             21

There has been no event of default on the CLNs themselves. Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions. Similar to other debt market instruments, our maximum principal loss is limited to our original investment.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


4. VARIABLE INTEREST ENTITIES (CONTINUED)


The following summarizes the exposure of the CLN structures' underlying reference portfolios by industry and rating as of December 31, 2013:

                                                           AAA    AA       A     BBB     BB     B     CCC   TOTAL
                                                          -----  ------  -----  ------  -----  ----  -----  ------
INDUSTRY
Financial intermediaries..............................    0.0%    2.1%    6.7%   1.7%   0.0%   0.0%  0.0%    10.5%
Telecommunications....................................    0.0%    0.0%    4.0%   5.5%   1.5%   0.0%  0.0%    11.0%
Oil and gas...........................................    0.3%    2.1%    1.0%   4.6%   0.0%   0.0%  0.0%     8.0%
Utilities.............................................    0.0%    0.0%    2.6%   1.9%   0.0%   0.0%  0.0%     4.5%
Chemicals and plastics................................    0.0%    0.0%    2.3%   1.2%   0.3%   0.0%  0.0%     3.8%
Drugs.................................................    0.3%    2.2%    1.2%   0.0%   0.0%   0.0%  0.0%     3.7%
Retailers (except food and drug)......................    0.0%    0.0%    2.1%   0.9%   0.5%   0.0%  0.0%     3.5%
Industrial equipment..................................    0.0%    0.0%    2.6%   0.7%   0.0%   0.0%  0.0%     3.3%
Sovereign.............................................    0.0%    0.7%    1.2%   1.3%   0.0%   0.0%  0.0%     3.2%
Conglomerates.........................................    0.0%    2.3%    0.9%   0.0%   0.0%   0.0%  0.0%     3.2%
Forest products.......................................    0.0%    0.0%    0.0%   1.6%   1.4%   0.0%  0.0%     3.0%
Other.................................................    0.0%    4.1%   15.5%  17.1%   4.6%   0.7%  0.3%    42.3%
                                                          -----  ------  -----  ------  -----  ----  -----  ------
   Total..............................................    0.6%   13.5%   40.1%  36.5%   8.3%   0.7%  0.3%   100.0%
                                                          =====  ======  =====  ======  =====  ====  =====  ======


STATUTORY TRUST NOTE
In August 2011, we purchased a $100 million note issued by a statutory trust ("Issuer") in a private placement offering. The proceeds were used by the Issuer to purchase U.S. Treasury securities to be held as collateral assets supporting an excess mortality swap. Our maximum exposure to loss is limited to our original investment in the notes. We have concluded that the Issuer of the note is a VIE as the entity does not have sufficient equity to support its activities without additional financial support, and as a note holder, our interest represents a variable interest. In our evaluation of the primary beneficiary, we concluded that our economic interest was greater than our stated power. As a result, we concluded that we are the primary beneficiary of the VIE and consolidate all of the assets and liabilities of the Issuer on our Consolidated Balance Sheets as of August 1, 2011.

On December 16, 2013, the excess mortality swap underlying this VIE was terminated as a result of a cancellation event under the associated swap agreement. Subsequently, the U.S. government bonds were redeemed on January 6, 2014. The combination of these two events, under the direction of LNC and its counterparty, has provided for the dissolution of this VIE effective January 6, 2014.

Asset and liability information (dollars in millions) for the consolidated VIEs included on our Consolidated Balance Sheets was as follows:

                                                          AS OF DECEMBER 31, 2013                     AS OF DECEMBER 31, 2012
                                                  --------------------------------------     ---------------------------------------
                                                     NUMBER                                     NUMBER
                                                       OF          NOTIONAL     CARRYING          OF          NOTIONAL      CARRYING
                                                   INSTRUMENTS      AMOUNTS       VALUE       INSTRUMENTS      AMOUNTS        VALUE
                                                  ------------     --------     --------     ------------     --------     ---------
ASSETS
Fixed maturity securities:
   Asset-backed credit card loans..............        N/A          $  --         $ 595           N/A          $   --        $ 598
   U.S. government bonds.......................        N/A             --           102           N/A              --          110
Excess mortality swap..........................         --             --            --             1             100           --
                                                  ------------     --------     --------     ------------     --------     ---------
      Total assets(1)..........................         --          $  --         $ 697             1          $  100        $ 708
                                                  ------------     --------     --------     ------------     --------     ---------
LIABILITIES
Non-qualifying hedges:
   Credit default swaps........................          2          $ 600         $  27             2          $  600        $ 128
   Contingent forwards.........................          2             --            --             2              --           --
                                                  ------------     --------     --------     ------------     --------     ---------
      Total liabilities(2).....................          4          $ 600         $  27             4          $  600        $ 128
                                                  ============     ========     ========     ============     ========     =========

-------------
(1) Reported in variable interest entities' fixed maturity securities on our Consolidated Balance Sheets.
(2) Reported in variable interest entities' liabilities on our Consolidated Balance Sheets.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


4. VARIABLE INTEREST ENTITIES (CONTINUED)


For details related to the fixed maturity AFS securities for these VIEs, see
Note 5.

As described more fully in Note 1, we regularly review our investment holdings for OTTI. Based upon this review, we believe that the AFS fixed maturity securities were not other-than-temporarily impaired as of December 31, 2013.

The gains (losses) for the consolidated VIEs (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                              --------------------
                                              2013          2012
                                              -----         ------
NON-QUALIFYING HEDGES
Credit default swaps......................    $ 101         $ 166
Contingent forwards.......................       --            (3)
                                              -----         ------
   Total non-qualifying hedges(1).........    $ 101         $ 163
                                              =====         ======

-------------
(1) Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

UNCONSOLIDATED VIES

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our RMBS, CMBS, CLOs and CDOs. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets. For information about these structured securities, see Note 5.

We invest in certain LPs that operate qualified affordable housing projects that we have concluded are VIEs. We receive returns from the LPs in the form of income tax credits that are guaranteed by creditworthy third parties, and our exposure to loss is limited to the capital we invest in the LPs. We are not the primary beneficiary of these VIEs as we do not have the power to direct the most significant activities of the LPs. Our maximum exposure to loss was $77 million and $92 million as of December 31, 2013 and 2012, respectively.



--------------------------------------------------------------------------------
5. INVESTMENTS


AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                                                                AS OF DECEMBER 31, 2013
                                                                                 ---------------------------------------------------
                                                                                  AMORTIZED        GROSS UNREALIZED           FAIR
                                                                                              --------------------------
                                                                                    COST        GAINS    LOSSES     OTTI      VALUE
                                                                                 ----------   -------    -------   -----    --------
FIXED MATURITY SECURITIES:
Corporate bonds..............................................................     $  65,423   $ 4,247    $ 1,141   $  88    $ 68,441
U.S. government bonds........................................................           314        25         14      --         325
Foreign government bonds.....................................................           498        45          1      --         542
RMBS.........................................................................         3,939       244          9      30       4,144
CMBS.........................................................................           686        33          4      17         698
CLOs.........................................................................           232        --          1       6         225
State and municipal bonds....................................................         3,549       302         27      --       3,824
Hybrid and redeemable preferred securities...................................           944        86         51      --         979
VIEs' fixed maturity securities..............................................           682        15         --      --         697
                                                                                 ----------   -------    -------   -----    --------
      Total fixed maturity securities........................................        76,267     4,997      1,248     141      79,875
Equity securities............................................................           182        19         --      --         201
                                                                                 ----------   -------    -------   -----    --------
         Total AFS securities................................................     $  76,449   $ 5,016    $ 1,248   $ 141    $ 80,076
                                                                                 ==========   =======    =======   =====    ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)



                                                                                                AS OF DECEMBER 31, 2012
                                                                                 ---------------------------------------------------
                                                                                  AMORTIZED        GROSS UNREALIZED           FAIR
                                                                                              --------------------------
                                                                                    COST        GAINS    LOSSES     OTTI      VALUE
                                                                                 ----------   -------    -------   -----    --------
FIXED MATURITY SECURITIES:
Corporate bonds..............................................................     $  59,127   $ 7,977    $   216   $ 104    $ 66,784
U.S. government bonds........................................................           339        54         --      --         393
Foreign government bonds.....................................................           549        91         --      --         640
RMBS.........................................................................         5,494       449          3      57       5,883
CMBS.........................................................................           925        63         14      19         955
CLOs.........................................................................           189         2          3       8         180
State and municipal bonds....................................................         3,455       795          7      --       4,243
Hybrid and redeemable preferred securities...................................         1,143       103         70      --       1,176
VIEs' fixed maturity securities..............................................           677        31         --      --         708
                                                                                 ----------   -------    -------   -----    --------
      Total fixed maturity securities........................................        71,898     9,565        313     188      80,962
Equity securities............................................................           137        22          2      --         157
                                                                                 ----------   -------    -------   -----    --------
         Total AFS securities................................................     $  72,035   $ 9,587    $   315   $ 188    $ 81,119
                                                                                 ==========   =======    =======   =====    ========

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2013, were as follows:

                                                                                     AMORTIZED       FAIR
                                                                                       COST          VALUE
                                                                                     ---------    ---------
Due in one year or less.........................................................     $  2,481      $  2,550
Due after one year through five years...........................................       14,097        15,229
Due after five years through ten years..........................................       24,400        25,312
Due after ten years.............................................................       30,432        31,717
                                                                                     ---------    ---------
   Subtotal.....................................................................       71,410        74,808
                                                                                     ---------    ---------
MBS.............................................................................        4,625         4,842
CLOs............................................................................          232           225
                                                                                     ---------    ---------
      Total fixed maturity AFS securities.......................................     $ 76,267      $ 79,875
                                                                                     =========    =========

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                    AS OF DECEMBER 31, 2013
                                                        ----------------------------------------------------------------------------
                                                            LESS THAN OR EQUAL           GREATER THAN
                                                             TO TWELVE MONTHS            TWELVE MONTHS                 TOTAL
                                                        -------------------------   ----------------------   -----------------------
                                                                         GROSS                     GROSS                     GROSS
                                                                      UNREALIZED                UNREALIZED                UNREALIZED
                                                            FAIR      LOSSES AND      FAIR      LOSSES AND      FAIR      LOSSES AND
                                                            VALUE        OTTI         VALUE        OTTI         VALUE        OTTI
                                                        -----------   -----------   --------   -----------    --------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds.......................................    $  16,620     $ 1,004     $  1,233      $ 225       $ 17,853      $ 1,229
U.S. government bonds.................................          151          14           --         --            151           14
Foreign government bonds..............................           69           1           --         --             69            1
RMBS..................................................          455          15          259         24            714           39
CMBS..................................................          109           7           43         14            152           21
CLOs..................................................          136           3           50          4            186            7
State and municipal bonds.............................          359          20           24          7            383           27
Hybrid and redeemable preferred securities............           58           6          195         45            253           51
                                                        -----------   -----------   --------   -----------    --------    ----------
      Total fixed maturity AFS securities.............    $  17,957     $ 1,070     $  1,804      $ 319       $ 19,761      $ 1,389
                                                        ===========   ===========   ========   ===========    ========    ==========
Total number of AFS securities in an unrealized loss
 position.............................................                                                                        1,449
                                                                                                                          ==========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)



                                                                                    AS OF DECEMBER 31, 2012
                                                        ----------------------------------------------------------------------------
                                                            LESS THAN OR EQUAL           GREATER THAN
                                                             TO TWELVE MONTHS            TWELVE MONTHS                 TOTAL
                                                        -------------------------   ----------------------   -----------------------
                                                                         GROSS                     GROSS                     GROSS
                                                                      UNREALIZED                UNREALIZED                UNREALIZED
                                                            FAIR      LOSSES AND      FAIR      LOSSES AND      FAIR      LOSSES AND
                                                            VALUE        OTTI         VALUE        OTTI         VALUE        OTTI
                                                        -----------   -----------   --------   -----------    --------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds.......................................    $   2,814     $   142     $    918      $ 178       $  3,732      $   320
RMBS..................................................          253          36          196         24            449           60
CMBS..................................................           63          16          104         17            167           33
CLOs..................................................           10           8           53          3             63           11
State and municipal bonds.............................           64           1           24          6             88            7
Hybrid and redeemable preferred securities............           71           3          281         67            352           70
                                                        -----------   -----------   --------   -----------    --------    ----------
      Total fixed maturity securities.................        3,275         206        1,576        295          4,851          501
Equity securities.....................................            7           2           --         --              7            2
                                                        -----------   -----------   --------   -----------    --------    ----------
         Total AFS securities.........................    $   3,282     $   208     $  1,576      $ 295       $  4,858      $   503
                                                        ===========   ===========   ========   ===========    ========    ==========
Total number of AFS securities in an unrealized loss
 position.............................................                                                                          617
                                                                                                                          ==========

For information regarding our investments in VIEs, see Note 4.

We perform detailed analysis on the AFS securities backed by pools of residential and commercial mortgages that are most at risk of impairment based on factors discussed in Note 1. Selected information for these securities in a gross unrealized loss position (in millions) was as follows:

                                                                                                 AS OF DECEMBER 31, 2013
                                                                                        ---------------------------------------
                                                                                         AMORTIZED       FAIR        UNREALIZED
                                                                                           COST          VALUE          LOSS
                                                                                        ----------      -------      ----------
TOTAL
AFS securities backed by pools of residential mortgages............................      $  1,198       $ 1,087         $ 111
AFS securities backed by pools of commercial mortgages.............................           193           169            24
                                                                                        ----------      -------      ----------
   Total...........................................................................      $  1,391       $ 1,256         $ 135
                                                                                        ==========      =======      ==========
SUBJECT TO DETAILED ANALYSIS
AFS securities backed by pools of residential mortgages............................      $    871       $   774         $  97
AFS securities backed by pools of commercial mortgages.............................            29            23             6
                                                                                        ----------      -------      ----------
   Total...........................................................................      $    900       $   797         $ 103
                                                                                        ==========      =======      ==========

                                                                                                 AS OF DECEMBER 31, 2012
                                                                                        ---------------------------------------
                                                                                         AMORTIZED       FAIR        UNREALIZED
                                                                                           COST          VALUE          LOSS
                                                                                        ----------      -------      ----------
TOTAL
AFS securities backed by pools of residential mortgages............................      $  1,128       $   935         $ 193
AFS securities backed by pools of commercial mortgages.............................           225           183            42
                                                                                        ----------      -------      ----------
   Total...........................................................................      $  1,353       $ 1,118         $ 235
                                                                                        ==========      =======      ==========
SUBJECT TO DETAILED ANALYSIS
AFS securities backed by pools of residential mortgages............................      $  1,119       $   926         $ 193
AFS securities backed by pools of commercial mortgages.............................            52            36            16
                                                                                        ----------      -------      ----------
   Total...........................................................................      $  1,171       $   962         $ 209
                                                                                        ==========      =======      ==========

For the years ended December 31, 2013 and 2012, we recorded OTTI for AFS securities backed by pools of residential and commercial mortgages of $21 million and $103 million, pre-tax, respectively, and before associated amortization expense for DAC, VOBA, DSI and DFEL, of which $ (46) million and $
(45) million, respectively, was recognized in OCI and $67 million and $148 million, respectively, was recognized in net income (loss).

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)


The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                                                                  AS OF DECEMBER 31, 2013
                                                                                       ---------------------------------------------
                                                                                                                          NUMBER
                                                                                       FAIR       GROSS UNREALIZED          OF
                                                                                                 -----------------
                                                                                       VALUE     LOSSES      OTTI      SECURITIES(1)
                                                                                       -----     ------      -----     -------------
Less than six months..............................................................     $   1     $   --      $  --            4
Six months or greater, but less than nine months..................................         7          3         --            1
Nine months or greater, but less than twelve months...............................        56         18         --            4
Twelve months or greater..........................................................       340         89         81           92
                                                                                       -----     ------      -----     -------------
   Total..........................................................................     $ 404     $  110      $  81          101
                                                                                       =====     ======      =====     =============

                                                                                                  AS OF DECEMBER 31, 2012
                                                                                       ---------------------------------------------
                                                                                                                          NUMBER
                                                                                       FAIR       GROSS UNREALIZED          OF
                                                                                                 -----------------
                                                                                       VALUE     LOSSES      OTTI      SECURITIES(1)
                                                                                       -----     ------      -----     -------------
Less than six months..............................................................     $  34     $    9      $   1           14
Nine months or greater, but less than twelve months...............................        15         10         --            3
Twelve months or greater..........................................................       385        175        125          131
                                                                                       -----     ------      -----     -------------
   Total..........................................................................     $ 434     $  194      $ 126          148
                                                                                       =====     ======      =====     =============

--------------
(1) We may reflect a security in more than one aging category based on various purchase dates.


We regularly review our investment holdings for OTTI. Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities increased $886 million for the year ended December 31, 2013. As discussed further below, we believe the unrealized loss position as of December 31, 2013, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2013, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2013, the unrealized losses associated with our corporate bond securities were attributable primarily to securities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2013, the unrealized losses associated with our MBS and CLOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2013, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)


recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           -------------------------
                                            2013     2012      2011
                                           -------  --------  ------
Balance as of beginning-of-year..........  $  402   $   380   $ 309
   Increases attributable to:
      Credit losses on securities for
        which an OTTI was not
        previously recognized............      37        98      54
      Credit losses on securities for
        which an OTTI was
        previously recognized............      40        59      68
   Decreases attributable to:
      Securities sold....................    (101)     (135)    (51)
                                           -------  --------  ------
        Balance as of end-of-year........  $  378   $   402   $ 380
                                           =======  ========  ======

During 2013, 2012 and 2011, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

  - Failure of the issuer of the security to make scheduled payments;
  - Deterioration of creditworthiness of the issuer;
  - Deterioration of conditions specifically related to the security;
  - Deterioration of fundamentals of the industry in which the issuer operates; and
  - Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.



Details of the amount of credit loss of OTTI recognized in net income (loss) for which a portion related to other factors was recognized in OCI (in millions), were as follows:

                                                                                               AS OF DECEMBER 31, 2013
                                                                                ----------------------------------------------------
                                                                                                   GROSS UNREALIZED          OTTI IN
                                                                                             ----------------------------
                                                                                 AMORTIZED           LOSSES AND     FAIR     CREDIT
                                                                                   COST       GAINS     OTTI        VALUE    LOSSES
                                                                                ----------   ------  ----------    ------   --------
Corporate bonds............................................................       $ 252      $ 18       $  48      $ 222     $ 126
RMBS.......................................................................         513        17          17        513       175
CMBS.......................................................................          34         3          12         25        77
                                                                                ----------   ------  ----------    ------   --------
   Total...................................................................       $ 799      $ 38       $  77      $ 760     $ 378
                                                                                ==========   ======  ==========    ======   ========

                                                                                               AS OF DECEMBER 31, 2012
                                                                                ----------------------------------------------------
                                                                                                   GROSS UNREALIZED          OTTI IN
                                                                                             ----------------------------
                                                                                 AMORTIZED           LOSSES AND     FAIR     CREDIT
                                                                                   COST       GAINS     OTTI        VALUE    LOSSES
                                                                                ----------   ------  ----------    ------   --------
Corporate bonds............................................................       $ 285      $  4       $  95      $ 194     $  99
RMBS.......................................................................         588        20          38        570       219
CMBS.......................................................................          39         1          16         24        84
                                                                                ----------   ------  ----------    ------   --------
   Total...................................................................       $ 912      $ 25       $ 149      $ 788     $ 402
                                                                                ==========   ======  ==========    ======   ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)


TRADING SECURITIES

Trading securities at fair value (in millions) consisted of the following:

                                                 AS OF DECEMBER 31,
                                                --------------------
                                                  2013        2012
                                                --------    --------
FIXED MATURITY SECURITIES:
Corporate bonds..............................   $  1,683    $  1,817
U.S. government bonds........................        272         310
Foreign government bonds.....................         24          32
RMBS.........................................        152         188
CMBS.........................................          7          17
CLOs.........................................          2           4
State and municipal bonds....................         20          25
Hybrid and redeemable preferred
   securities................................         30          42
                                                --------    --------
      Total fixed maturity securities........      2,190       2,435
Equity Securities............................         --           2
                                                --------    --------
        Total trading securities.............   $  2,190    $  2,437
                                                ========    ========

The portion of the market adjustment for gains (losses) that relate to trading securities still held as of December 31, 2013, 2012 and 2011, was $(166) million, $53 million and $115 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for 32% and 31% of mortgage loans on real estate as of December 31, 2013 and 2012, respectively.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

                                                 AS OF DECEMBER 31,
                                                ---------------------
                                                  2013        2012
                                                ---------   ---------
Current......................................   $  7,026    $  6,791
Valuation allowance associated with
   impaired mortgage loans on
   real estate...............................         (3)         (6)
Unamortized premium (discount)...............          6           7
                                                ---------   ---------
   Total carrying value......................   $  7,029    $  6,792
                                                =========   =========



The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

                                                 AS OF DECEMBER 31,
                                                --------------------
                                                2013           2012
                                                -----          -----
Number of impaired mortgage loans
   on real estate...........................       3              4
                                                =====          =====
Principal balance of impaired mortgage
   loans on real estate.....................    $ 27           $ 38
Valuation allowance associated with
   impaired mortgage loans on
   real estate..............................      (3)            (6)
                                                -----          -----
   Carrying value of impaired
      mortgage loans on real estate.........    $ 24           $ 32
                                                =====          =====

The changes in the valuation allowance associated with impaired mortgage loans on real estate (in millions) were as follows:

                                                 AS OF DECEMBER 31,
                                                --------------------
                                                2013           2012
                                                -----          -----
Balance as of beginning-of-year..............    $ 6            $ 3
   Additions.................................      3              4
   Charge-offs, net of recoveries............     (6)            (1)
                                                -----          -----
      Balance as of end-of-year..............    $ 3            $ 6
                                                =====          =====

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           -----------------------
                                           2013      2012     2011
                                           -----    -----     ----
Average carrying value for
   impaired mortgage loans on
   real estate..........................   $ 30      $ 17     $ 15
Interest income recognized on
   impaired mortgage loans on
   real estate..........................      2         1        1
Interest income collected on
   impaired mortgage loans on
   real estate..........................      2         1        1

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)



As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

                                                            AS OF DECEMBER 31, 2013                    AS OF DECEMBER 31, 2012
                                                     -------------------------------------     -------------------------------------
                                                                                    DEBT-                                     DEBT-
                                                                                   SERVICE                                   SERVICE
                                                     PRINCIPAL        % OF        COVERAGE      PRINCIPAL       % OF        COVERAGE
                                                      AMOUNT          TOTAL         RATIO        AMOUNT         TOTAL         RATIO
                                                     ---------     ---------     ---------     ----------     --------      --------
Less than 65%.....................................    $ 5,892        83.9%          1.79        $  5,526        81.3%         1.68
65% to 74%........................................        736        10.4%          1.42             869        12.8%         1.39
75% to 100%.......................................        363         5.2%          0.83             350         5.2%         0.82
Greater than 100%.................................         35         0.5%          0.78              46         0.7%         0.79
                                                     ---------     ---------                   ----------     --------
   Total mortgage loans on real estate............    $ 7,026       100.0%                      $  6,791       100.0%
                                                     =========     =========                   ==========     ========



ALTERNATIVE INVESTMENTS

As of December 31, 2013 and 2012, alternative investments included investments in 121 and 98 different partnerships, respectively, and the portfolio represented approximately 1% of our overall invested assets.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                   --------------------------------
                                     2013        2012        2011
                                   ---------   ---------   --------
Fixed maturity AFS
   securities...................    $ 3,876    $  3,813    $ 3,724
Equity AFS securities...........          6           6          5
Trading securities..............        130         138        145
Mortgage loans on
   real estate..................        377         381        392
Real estate.....................          5          11         18
Standby real estate equity
   commitments..................         --          --          1
Policy loans....................        153         163        161
Invested cash...................          3           4          3
Commercial mortgage loan
   prepayment and bond
   make-whole premiums..........        107          39         75
Alternative investments.........         86         125         90
Consent fees....................          4           3          3
Other investments...............          4          (5)        --
                                   ---------   ---------   --------
   Investment income............      4,751       4,678      4,617
Investment expense..............       (190)       (127)      (127)
                                   ---------   ---------   --------
      Net investment income.....    $ 4,561    $  4,551    $ 4,490
                                   =========   =========   ========



REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      -----------------------------
                                      2013        2012       2011
                                      ------     -------    -------
Fixed maturity AFS securities:
   Gross gains....................    $  20      $   14     $   84
   Gross losses...................      (89)       (187)      (218)
Equity AFS securities:
   Gross gains....................        8           1         10
   Gross losses...................       (2)         (9)        --
Gain (loss) on other
   investments....................        6          15         27
Associated amortization of
   DAC, VOBA, DSI and DFEL
   and changes in other
   contract holder funds..........      (27)          2         (9)
                                      ------     -------    -------
      Total realized gain (loss)
        related to certain
        investments...............    $ (84)     $ (164)    $ (106)
                                      ======     =======    =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)



Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      -----------------------------
                                      2013        2012       2011
                                      ------     -------    -------
OTTI RECOGNIZED IN
   NET INCOME (LOSS)
Fixed maturity securities:
   Corporate bonds................    $ (34)     $  (62)    $  (13)
   RMBS...........................      (28)        (50)       (76)
   CMBS...........................      (14)        (47)       (56)
   CLOs...........................       (1)         (2)        (1)
   Hybrid and redeemable
      preferred securities........       --          --         (2)
                                      ------     -------    -------
      Total fixed maturity
        securities................      (77)       (161)      (148)
Equity securities.................       (1)         (8)        --
                                      ------     -------    -------
        Gross OTTI recognized
           in net income (loss)...      (78)       (169)      (148)
        Associated amortization
           of DAC, VOBA, DSI,
           and DFEL...............       13          30         30
                                      ------     -------    -------
           Net OTTI recognized
              in net income
              (loss), pre-tax.....    $ (65)     $ (139)    $ (118)
                                      ======     =======    =======
PORTION OF OTTI
   RECOGNIZED IN OCI
Gross OTTI recognized in OCI......    $  11      $  118     $   54
Change in DAC, VOBA,
   DSI and DFEL...................       (1)        (15)       (12)
                                      ------     -------    -------
   Net portion of OTTI
      recognized in OCI, pre-tax..    $  10      $  103     $   42
                                      ======     =======    =======

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS AND CLOS
As of December 31, 2013 and 2012, we reviewed our corporate bond and CLO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.



Credit ratings express opinions about the credit quality of a security. Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor's ("S&P") Rating Services or Baa3 or higher by Moody's Investors Service ("Moody's"), are generally considered by the rating agencies and market participants to be low credit risk. As of December 31, 2013 and 2012, 96% of the fair value of our corporate bond portfolio was rated investment grade. As of December 31, 2013 and 2012, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $2.9 billion, and a fair value of $2.9 billion. As of December 31, 2013 and 2012, 94% and 93%, respectively, of the fair value of our CLO portfolio was rated investment grade. As of December 31, 2013 and 2012, the portion of our CLO portfolio rated below investment grade had an amortized cost of $16 million and $21 million, respectively, and fair value of $13 million. Based upon the analysis discussed above, we believed as of December 31, 2013 and 2012, that we would recover the amortized cost of each investment grade corporate bond and CLO security.

DETERMINATION OF CREDIT LOSSES ON MBS
As of December 31, 2013 and 2012, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions. With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)


PAYABLES FOR COLLATERAL ON INVESTMENTS

The carrying value of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

                                                                                   AS OF DECEMBER 31, 2013   AS OF DECEMBER 31, 2012
                                                                                  ------------------------  ------------------------
                                                                                  CARRYING         FAIR      CARRYING         FAIR
                                                                                    VALUE          VALUE       VALUE          VALUE
                                                                                  ---------       -------   ---------       --------
Collateral payable held for derivative investments(1)...........................   $   264        $   264    $ 2,507        $  2,507
Securities pledged under securities lending agreements(2).......................       184            178        197             189
Securities pledged under repurchase agreements(3)...............................       530            553        280             294
Securities pledged for Term Asset-Backed Securities Loan Facility ("TALF")(4)...        36             49         37              52
Investments pledged for Federal Home Loan Bank of Indianapolis
   ("FHLBI")(5).................................................................     1,851          3,127      1,100           1,936
                                                                                  ---------       -------   ---------       --------
   Total payables for collateral on investments.................................   $ 2,865        $ 4,171    $ 4,121        $  4,978
                                                                                  =========       =======   =========       ========

-------------
(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash. See Note 6 for additional information.
(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.
(3) Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our repurchase program is typically invested in fixed maturity AFS securities.
(4) Our pledged securities for TALF are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount that has typically averaged 90% of the fair value of the TALF securities. The cash received in these transactions is invested in fixed maturity AFS securities.
(5) Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets. The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate. The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.


For information related to balance sheet offsetting of our securities lending and repurchase agreements, see Note 6.

Increase (decrease) in payables for collateral on investments (in millions) included on the Consolidated Statements of Cash Flows consisted of the following:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                    -------------------------------
                                      2013        2012       2011
                                    ---------   --------   --------
Collateral payable held for
   derivative investments........   $ (2,243)   $  (487)   $ 2,141
Securities pledged under
   securities lending
   agreements....................        (13)        (3)         1
Securities pledged under
   repurchase agreements.........        250         --         --
Securities pledged for TALF......         (1)      (136)      (107)
Investments pledged for
   FHLBI.........................        751      1,000         --
                                    ---------   --------   --------
   Total increase (decrease) in
      payables for collateral on
      investments................   $ (1,256)   $   374    $ 2,035
                                    =========   ========   ========



INVESTMENT COMMITMENTS

As of December 31, 2013, our investment commitments were $868 million, which included $411 million of LPs, $372 million of private placement securities and $85 million of mortgage loans on real estate.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2013 and 2012, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $2.5 billion and $3.6 billion, or 3% and 4%, respectively, of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $1.7 billion and $2.2 billion, respectively, or 2% of our invested assets portfolio. These investments are included in corporate bonds in the tables above.

As of December 31, 2013 and 2012, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $8.5 billion and $8.4 billion, respectively, or 9% of our invested assets portfolio, and our investment securities in the banking industry with a fair value of $4.8 billion and $5.3 billion, respectively, or 5% of our invested assets portfolio. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
6. DERIVATIVE INSTRUMENTS


We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees. The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. See Note 21 for additional disclosures related to the fair value of our derivative instruments and Note 4 for derivative instruments related to our consolidated VIEs.

INTEREST RATE CONTRACTS

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CONSUMER PRICE INDEX SWAPS
We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

FORWARD-STARTING INTEREST RATE SWAPS
We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchase of certain assets and liabilities.

INTEREST RATE CAP AGREEMENTS
We use interest rate cap agreements to provide a level of protection from the effect of rising interest rates to economically hedge certain life insurance products and annuity contracts. Interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate, multiplied by the notional amount divided by four.

INTEREST RATE CAP CORRIDORS
We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate. For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

INTEREST RATE FUTURES
We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

INTEREST RATE SWAP AGREEMENTS
We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges. These instruments either hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond, or hedge our exposure to fixed-rate bond coupon payments and the change in the underlying asset values as interest rates fluctuate.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the value of anticipated transactions and commitments as interest rates fluctuate.

REVERSE TREASURY LOCKS
We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

FOREIGN CURRENCY CONTRACTS

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CURRENCY FUTURES
We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products. Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

FOREIGN CURRENCY SWAPS
We use foreign currency swaps designated and qualifying as cash flow hedges, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)


EQUITY MARKET CONTRACTS

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

CALL OPTIONS BASED ON THE S&P 500 INDEX(R) ("S&P 500")
We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

EQUITY FUTURES
We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

PUT OPTIONS
We use put options to hedge the liability exposure on certain options in variable annuity products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

TOTAL RETURN SWAPS
We use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

In addition, we use total return swaps to hedge the liability exposure on certain options in variable annuity products. We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

VARIANCE SWAPS
We use variance swaps to hedge the liability exposure on certain options in variable annuity products. Variance swaps are contracts entered into at no cost and whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception.

CREDIT CONTRACTS

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

CREDIT DEFAULT SWAPS -- BUYING PROTECTION
We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.



CREDIT DEFAULT SWAPS -- SELLING PROTECTION
We sell credit default swaps to offer credit protection to contract holders and investors. The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

EMBEDDED DERIVATIVES

We have embedded derivatives that include:

GLB RESERVES EMBEDDED DERIVATIVES
We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative GLB reserves caused by those same factors. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

INDEXED ANNUITY CONTRACTS EMBEDDED DERIVATIVES
We distribute indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)


guarantees. We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

REINSURANCE RELATED EMBEDDED DERIVATIVES
We have certain modified coinsurance arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no lapse benefit guarantees. If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.



We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

                                                             AS OF DECEMBER 31, 2013                AS OF DECEMBER 31, 2012
                                                      -------------------------------------  -------------------------------------
                                                      NOTIONAL            FAIR VALUE         NOTIONAL            FAIR VALUE
                                                                    -----------------------                 ----------------------
                                                       AMOUNTS        ASSET       LIABILITY   AMOUNTS        ASSET       LIABILITY
                                                      --------      --------      ---------  ---------      -------      ---------
QUALIFYING HEDGES
Cash flow hedges:
   Interest rate contracts(1).......................  $  2,876      $    160      $   149    $  2,001       $   353      $    224
   Foreign currency contracts(1)....................       615            32           46         420            39            26
                                                      --------      --------      ---------  ---------      -------      ---------
      Total cash flow hedges........................     3,491           192          195       2,421           392           250
                                                      --------      --------      ---------  ---------      -------      ---------
NON-QUALIFYING HEDGES
Interest rate contracts(1)..........................    44,620           214          744      35,539         1,030           474
Foreign currency contracts(1).......................       102            --           --          48            --            --
Equity market contracts(1)..........................    19,804           956          192      19,744         1,734           170
Equity collar(1)....................................        --            --           --           9             1            --
Credit contracts(2).................................       126            --            2         149            --            11
Embedded derivatives:
      GLB reserves(3)...............................        --         1,244           --          --            --            --
      GLB reserves(2)...............................        --            --        1,244          --            --           909
   Reinsurance related(4)...........................        --           159           --          --            --           184
   Indexed annuity and universal life contracts(5)..        --            --        1,048          --            --           732
                                                      --------      --------      ---------  ---------      -------      ---------
           Total derivative instruments.............  $ 68,143      $  2,765      $ 3,425    $ 57,910       $ 3,157      $  2,730
                                                      ========      ========      =========  =========      =======      =========

-------------
(1) Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)  Reported in other liabilities on our Consolidated Balance Sheets.
(3)  Reported in other assets on our Consolidated Balance Sheets.
(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)  Reported in future contract benefits on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

                                                                          REMAINING LIFE AS OF DECEMBER 31, 2013
                                                     -------------------------------------------------------------------------------
                                                      LESS THAN        1 - 5        6 - 10        11 - 30      OVER 30
                                                       1 YEAR          YEARS         YEARS         YEARS        YEARS         TOTAL
                                                     ----------     ---------      --------      --------     --------      --------
Interest rate contracts(1).....................      $   4,343      $  23,124      $ 10,697      $  9,332       $ --        $ 47,496
Foreign currency contracts(2)..................            175            110           305           127         --             717
Equity market contracts........................         10,864          3,573         5,344            21          2          19,804
Credit contracts...............................             --            126            --            --         --             126
                                                     ----------     ---------      --------      --------     --------      --------
           Total derivative instruments with
             notional amounts..................      $  15,382      $  26,933      $ 16,346      $  9,480       $  2        $ 68,143
                                                     ==========     =========      ========      ========     ========      ========

-------------
(1) As of December 31, 2013, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2042.
(2) As of December 31, 2013, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was April 2028.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)


The change in our unrealized gain (loss) on derivative instruments in AOCI (in millions) was as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                          --------------------------
                                           2013      2012     2011
                                          -------   -------   ------
UNREALIZED GAIN (LOSS)
   ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year.........  $  101    $  132    $ (14)
Other comprehensive income (loss):
   Unrealized holding gains (losses)
      arising during the year:
      Cash flow hedges:
        Interest rate contracts.........    (126)      (41)     201
        Foreign currency contracts......     (24)      (22)       3
   Change in foreign currency
      exchange rate adjustment..........     (19)      (12)       7
   Change in DAC, VOBA, DSI and
      DFEL..............................       5        14        1
   Income tax benefit (expense).........      57        20      (74)
   Less:
      Reclassification adjustment for
        gains (losses) included in net
        income (loss):
        Cash flow hedges:
           Interest rate contracts(1)...     (21)      (21)     (15)
           Foreign currency
              contracts(1)..............       3         3        2
   Associated amortization of DAC,
      VOBA, DSI and DFEL................       1         3        1
   Income tax benefit (expense).........       6         5        4
                                          -------   -------   ------
              Balance as of
                end-of-year.............  $    5    $  101    $ 132
                                          =======   =======   ======

-------------
(1) The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).



The gains (losses) on derivative instruments (in millions) recorded within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                       -------------------------------
                                         2013       2012       2011
                                       ---------  ---------  ---------
QUALIFYING HEDGES
Cash flow hedges:
   Interest rate contracts(1)........  $    (21)  $    (22)  $    (15)
   Foreign currency contracts(1).....         3          3          2
                                       ---------  ---------  ---------
      Total cash flow hedges.........       (18)       (19)       (13)
                                       ---------  ---------  ---------
NON-QUALIFYING HEDGES
Interest rate contracts(2)...........      (998)        26      1,100
Foreign currency contracts(2)........        (4)        (8)       (12)
Equity market contracts(2)...........    (1,306)    (1,014)       315
Equity market contracts(3)...........        37       (362)        26
Credit contracts(2)..................         9          2         (7)
Embedded derivatives:
   Reinsurance related(2)............       352        (50)       (47)
   GLB reserves(2)...................    (2,153)        --         --
   GLB reserves(2)...................     2,153      1,308     (1,809)
   Indexed annuity and universal
      life contracts(2)..............      (356)      (136)         5
                                       ---------  ---------  ---------
              Total derivative
                instruments..........  $ (2,284)  $   (253)  $   (442)
                                       =========  =========  =========

-------------
(1) Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2) Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3) Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           ------------------------
                                           2013      2012     2011
                                           ------   ------    -----
Gain (loss) recognized as a
   component of OCI with the offset
   to net investment income.............   $ (18)   $ (18)    $(13)

As of December 31, 2013, $23 million of the deferred net losses on derivative instruments in accumulated OCI were expected to be reclassified to earnings during the next 12 months. This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2013 and 2012, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)


Information related to our open credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

                                                            AS OF DECEMBER 31, 2013
-------------------------------------------------------------------------------------------------------------------------------

                                                        CREDIT RATING                                               MAXIMUM
                      REASON FOR        NATURE OF       OF UNDERLYING         NUMBER OF                            POTENTIAL
   MATURITY            ENTERING         RECOURSE        OBLIGATION(1)        INSTRUMENTS       FAIR VALUE(2)        PAYOUT
---------------       ----------       ----------       -------------       ------------       -------------      ----------
12/20/2016(3)             (4)              (5)              BBB-                  3               $  (1)            $  68
03/20/2017(3)             (4)              (5)              BBB-                  3                  (1)               58
                                                                            ------------       -------------      ----------
                                                                                  6               $  (2)            $ 126
                                                                            ============       =============      ==========

                                                           AS OF DECEMBER 31, 2012
-------------------------------------------------------------------------------------------------------------------------------

                                                          CREDIT RATING                                                MAXIMUM
                      REASON FOR         NATURE OF        OF UNDERLYING         NUMBER OF                             POTENTIAL
   MATURITY            ENTERING          RECOURSE         OBLIGATION(1)        INSTRUMENTS        FAIR VALUE(2)        PAYOUT
--------------        ----------         ---------        -------------        -----------        -------------       ---------
12/20/2016(3)             (4)               (5)               BBB-                  3                $  (4)             $  68
03/20/2017(3)             (4)               (5)               BBB-                  4                   (7)                81
                                                                               -----------        -------------       ---------
                                                                                    7                $ (11)             $ 149
                                                                               ===========        =============       =========

-------------
(1) Represents average credit ratings based on the midpoint of the applicable ratings among Moody's, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2) Broker quotes are used to determine the market value of our credit default swaps.
(3) These credit default swaps were sold to a counterparty of the consolidated VIEs discussed in Note 4.
(4) Credit default swaps were entered into in order to generate income by providing default protection in return for a quarterly payment.
(5) Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.


Details underlying the associated collateral of our open credit default swaps for which we are the seller, if credit risk related contingent features were triggered (in millions), were as follows:

                                                  AS OF DECEMBER 31,
                                                  ------------------
                                                  2013         2012
                                                  -----       ------
Maximum potential payout.......................   $ 126       $  149
Less:
   Counterparty thresholds.....................      --           --
                                                  -----       ------
      Maximum collateral potentially
        required to post.......................   $ 126       $  149
                                                  =====       ======

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding. If these netting agreements were not in place, we would have been required to post $2 million as of December 31, 2013, after considering the fair values of the associated investments counterparties' credit ratings as compared to ours and specified thresholds that once exceeded result in the payment of cash.

CREDIT RISK

We are exposed to credit loss in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR. The NPR is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held. As of December 31, 2013, the NPR adjustment was $2 million. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts. In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2013, our exposure was $50 million.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)


The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

                   AS OF DECEMBER 31, 2013     AS OF DECEMBER 31, 2012
                  ------------------------    ------------------------
                  COLLATERAL    COLLATERAL    COLLATERAL    COLLATERAL
                   POSTED BY     POSTED BY     POSTED BY     POSTED BY
       S&P         COUNTER-         LNL        COUNTER-         LNL
     CREDIT          PARTY       (HELD BY        PARTY       (HELD BY
    RATING OF      (HELD BY      COUNTER-      (HELD BY      COUNTER-
  COUNTERPARTY       LNL)         PARTY)         LNL)         PARTY)
 -------------    ----------    ----------    ----------    ----------
       AA            $  --        $   --        $    41        $  --
       AA-              34           (10)            58           --
       A+               19            --            551           --
        A              228          (183)           762          (68)
       A-              207          (123)         1,113           --
      BBB+              79            --             --           --
       BBB              --            --              4           --
                  ----------    ----------    ----------    ----------
                     $ 567        $ (316)       $ 2,529        $(68)
                  ==========    ==========    ==========    ==========


BALANCE SHEET OFFSETTING

Information related to our derivative instruments, securities lending transactions and repurchase agreements and the effects of offsetting on our Consolidated Balance Sheets (in millions) were as follows:

                                                                                             AS OF DECEMBER 31, 2013
                                                                             -------------------------------------------------------
                                                                                                            SECURITIES
                                                                                             EMBEDDED       LENDING AND
                                                                             DERIVATIVE     DERIVATIVE      REPURCHASE
                                                                             INSTRUMENTS    INSTRUMENTS     AGREEMENTS       TOTAL
                                                                             -----------    -----------    ------------    ---------
FINANCIAL ASSETS
Gross amount of recognized assets.........................................    $  1,170        $ 1,403        $     --      $  2,573
Gross amounts offset......................................................        (553)            --              --          (553)
Net amount of assets......................................................         617          1,403              --         2,020
Gross amounts not offset:
   Cash collateral received...............................................        (251)            --              --          (251)
                                                                             -----------    -----------    ------------    ---------
        Net amount........................................................    $    366        $ 1,403        $     --      $  1,769
                                                                             ===========    ===========    ============    =========
FINANCIAL LIABILITIES
Gross amount of recognized liabilities....................................    $    580        $ 2,292        $  2,601      $  5,473
Gross amounts offset......................................................        (192)            --              --          (192)
Net amount of liabilities.................................................         388          2,292           2,601         5,281
Gross amounts not offset:
   Cash collateral received...............................................          --             --          (2,601)       (2,601)
                                                                             -----------    -----------    ------------    ---------
        Net amount........................................................    $    388        $ 2,292        $     --      $  2,680
                                                                             ===========    ===========    ============    =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)



                                                                                             AS OF DECEMBER 31, 2012
                                                                             -------------------------------------------------------
                                                                                                            SECURITIES
                                                                                             EMBEDDED       LENDING AND
                                                                             DERIVATIVE     DERIVATIVE      REPURCHASE
                                                                             INSTRUMENTS    INSTRUMENTS     AGREEMENTS       TOTAL
                                                                             -----------    -----------    ------------    ---------
FINANCIAL ASSETS
Gross amount of recognized assets.........................................    $  3,156        $    --        $     --      $  3,156
Gross amounts offset......................................................        (893)            --              --          (893)
Net amount of assets......................................................       2,263             --              --         2,263
Gross amounts not offset:
   Cash collateral received...............................................      (2,461)            --              --        (2,461)
                                                                             -----------    -----------    ------------    ---------
        Net amount........................................................    $   (198)       $    --        $     --      $   (198)
                                                                             ===========    ===========    ============    =========
FINANCIAL LIABILITIES
Gross amount of recognized liabilities....................................    $     11        $ 1,825        $  1,614      $  3,450
Gross amounts offset......................................................          --             --              --            --
Net amount of liabilities.................................................          11          1,825           1,614         3,450
Gross amounts not offset:
   Cash collateral received...............................................          --             --          (1,614)       (1,614)
                                                                             -----------    -----------    ------------    ---------
        Net amount........................................................    $     11        $ 1,825        $     --      $  1,836
                                                                             ===========    ===========    ============    =========


--------------------------------------------------------------------------------
7. FEDERAL INCOME TAXES


The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                        2013       2012       2011
                                       -----      -------    ------
Current............................    $ 211      $ (320)    $ (84)
Deferred...........................      220         664       354
                                       -----      -------    ------
   Federal income tax expense
      (benefit)....................    $ 431      $  344     $ 270
                                       =====      =======    ======

A reconciliation of the effective tax rate differences (in millions) was as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                        ---------------------------------
                                         2013        2012        2011
                                        ---------   ---------   ---------
Tax rate times pre-tax income........   $   616     $   527     $   186
Effect of:
   Separate account dividend
      received deduction.............      (145)       (128)       (135)
   Tax credits.......................       (35)        (34)        (46)
   Goodwill..........................        --          (2)        260
   Change in uncertain tax
      positions......................         7         (88)          7
   Other items.......................       (12)         69          (2)
                                        ---------   ---------   ---------
      Federal income tax
         expense (benefit)...........   $   431     $   344     $   270
                                        =========   =========   =========
Effective tax rate...................        24%         23%         51%
                                        =========   =========   =========

The effective tax rate is the ratio of tax expense over pre-tax income (loss). The benefit for tax credits is attributable to foreign tax credits and low income housing tax credits.



The federal income tax asset (liability) (in millions) was as follows:

                                                AS OF DECEMBER 31,
                                               ----------------------
                                                 2013         2012
                                               ---------   ----------
Current.....................................   $     (8)   $     173
Deferred....................................     (2,278)      (3,391)
                                               ---------   ----------
      Total federal income tax asset
        (liability).........................   $ (2,286)   $  (3,218)
                                               =========   ==========

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                AS OF DECEMBER 31,
                                               ---------------------
                                                 2013         2012
                                               --------    ---------
DEFERRED TAX ASSETS
Future contract benefits and other
   contract holder funds....................   $    963    $     900
Deferred gain on business sold
   through reinsurance......................         21           27
Reinsurance related embedded
   derivative asset.........................         17          141
Investments.................................        274          448
Compensation and benefit plans..............        177          141
Net operating loss..........................          4            4
Net capital loss............................         --           32
Tax credits.................................        184          205
VIE.........................................          4           36
Other.......................................         32           44
                                               --------    ---------
   Total deferred tax assets................      1,676        1,978
                                               ========    =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


7. FEDERAL INCOME TAXES (CONTINUED)


                                                AS OF DECEMBER 31,
                                               ----------------------
                                                 2013         2012
                                               ---------   ----------
DEFERRED TAX LIABILITIES
DAC.........................................   $  1,954    $   1,393
VOBA........................................        409          239
Net unrealized gain on AFS securities.......      1,273        3,283
Net unrealized gain on trading securities...         86          150
Intangibles.................................        151          172
Other.......................................         81          132
                                               ---------   ----------
   Total deferred tax liabilities...........      3,954        5,369
                                               ---------   ----------
      Net deferred tax asset (liability)....   $ (2,278)   $  (3,391)
                                               =========   ==========

As of December 31, 2013, we had $11 million of net operating loss carryforwards that begin to expire in 2031. In addition, we had $102 million of alternative minimum tax credits that are not subject to expiration and $82 million of general business credits that begin to expire in 2030.

Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of our deferred tax assets and, accordingly, no valuation allowance has been recorded.

As of December 31, 2013 and 2012, $64 million and $59 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate. We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year. A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                        FOR THE
                                                      YEARS ENDED
                                                     DECEMBER 31,
                                                  ------------------
                                                  2013        2012
                                                  -----      -------
Balance as of beginning-of-year.................  $ 67       $  275
   Decreases for prior year tax positions.......    --         (145)
   Increases for current year tax positions.....     8            3
   Decreases for settlements with taxing
      authorities...............................    --           (2)
   Decreases for lapse of statute of
      limitations...............................    --          (64)
                                                  -----      -------
        Balance as of end-of-year...............  $ 75       $   67
                                                  =====      =======



We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2013, 2012 and 2011, we recognized interest and penalty expense (benefit) related to uncertain tax positions of $2 million, $(78) million and $8 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $13 million and $11 million as of December 31, 2013 and 2012, respectively.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities. We are currently under examination by the Internal Revenue Service ("IRS") for tax years 2009 through 2011. The IRS concluded its examination of tax years 2007 and 2008 on January 18, 2013. We have protested the final assessment, which is being combined with tax years 2005 and 2006 in IRS Appeals. The IRS also completed its examination of tax years 2005 and 2006, and 2006 of the former Jefferson-Pilot Corporation ("JP") and its subsidiaries during 2010. We believe a portion of the 2005 through 2008 assessments is inconsistent with current laws and is using the established IRS Appeals process to attempt to settle the remaining issues. The IRS also concluded its examination of non-consolidated returns for JP Life Insurance Company and JP Financial Insurance Company for the tax years ended April 1, 2007, and July 1, 2007, respectively, with agreement on all adjustments on January 18, 2013. We do not expect any adjustments that might result from those audits would be material to its consolidated results of operations or its financial condition.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


-----------------------------------------------------------------------------
8. DAC, VOBA, DSI AND DFEL


Changes in DAC (in millions) were as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                        2013       2012      2011
                                       --------  --------  --------
Balance as of beginning-of-year......  $ 6,030   $ 5,887   $ 6,029
   Business acquired (sold)
      through reinsurance............      (67)     (126)      184
   Deferrals.........................    1,559     1,294     1,368
   Amortization, net of interest:
      Amortization, excluding
        unlocking, net of interest...     (795)     (760)     (666)
      Unlocking......................       42       (71)     (130)
   Adjustment related to realized
      (gains) losses.................      (49)      (49)      (39)
   Adjustment related to
      unrealized (gains) losses......      970      (145)     (859)
                                       --------  --------  --------
        Balance as of end-of-year....  $ 7,690   $ 6,030   $ 5,887
                                       ========  ========  ========

Changes in VOBA (in millions) were as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                        2013       2012      2011
                                       --------  --------  --------
Balance as of beginning-of-year......  $   702   $ 1,055   $ 1,378
   Business acquired (sold)
      through reinsurance............        3       (20)       12
   Deferrals.........................       13        12        20
   Amortization:
      Amortization, excluding
        unlocking....................     (179)     (225)     (279)
      Unlocking......................      (52)      (23)      174
   Accretion of interest(1)..........       68        73        78
   Adjustment related to realized
      (gains) losses.................       (1)        9        (6)
   Adjustment related to
      unrealized (gains) losses......      615      (179)     (322)
                                       --------  --------  --------
        Balance as of end-of-year....  $ 1,169   $   702   $ 1,055
                                       ========  ========  ========

-------------
(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 4.02% to 7.05%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2013, was as follows:

2014.........................................  $85
2015.........................................   78
2016.........................................   72
2017.........................................   68
2018.........................................   68



Changes in DSI (in millions) were as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                       2013        2012       2011
                                       ------     ------     ------
Balance as of beginning-of-year......  $ 296      $ 309      $ 324
   Deferrals.........................     10         39         39
   Amortization, net of interest:
      Amortization, excluding
        unlocking, net of interest...    (41)       (43)       (36)
      Unlocking......................      8         14         (2)
   Adjustment related to realized
      (gains) losses.................     (3)        (5)        (3)
   Adjustment related to
      unrealized (gains) losses......     40        (18)       (13)
                                       ------     ------     ------
        Balance as of end-of-year....  $ 310      $ 296      $ 309
                                       ======     ======     ======

Changes in DFEL (in millions) were as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                        2013       2012      2011
                                       --------  --------  --------
Balance as of beginning-of-year......  $ 1,342   $ 1,360   $ 1,472
   Business acquired (sold)
      through reinsurance............       (7)      (44)       18
   Deferrals.........................      319       348       544
   Amortization, net of interest:
      Amortization, excluding
        unlocking, net of interest...     (210)     (206)     (160)
      Unlocking......................      (14)      (69)       31
   Adjustment related to realized
      (gains) losses.................       (8)       (5)       (8)
   Adjustment related to
      unrealized (gains) losses......      477       (42)     (537)
                                       --------  --------  --------
        Balance as of end-of-year....  $ 1,899   $ 1,342   $ 1,360
                                       ========  ========  ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
9. REINSURANCE


The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                      -------------------------------
                                        2013       2012       2011
                                      ---------  ---------  ---------
Direct insurance premiums
   and fee income...................  $  7,707   $  7,099   $  6,735
Reinsurance assumed.................        19         18         21
Reinsurance ceded...................    (1,505)    (1,287)    (1,511)
                                      ---------  ---------  ---------
   Total insurance premiums
      and fee income................  $  6,221   $  5,830   $  5,245
                                      =========  =========  =========
Direct insurance benefits...........  $  5,346   $  4,717   $  4,828
Reinsurance recoveries netted
   against benefits.................    (1,733)    (1,778)    (2,624)
                                      ---------  ---------  ---------
   Total benefits...................  $  3,613   $  2,939   $  2,204
                                      =========  =========  =========

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management. As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

We reinsure 27% to 33% of the mortality risk on newly issued non-term life insurance contracts and 20% to 25% of total mortality risk including term insurance contracts under our reinsurance program. Our policy for this program is to retain no more than $20 million on a single insured life issued on fixed, VUL and term life insurance contracts. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2013, the reserves associated with these reinsurance arrangements totaled $742 million.

Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers. The amounts recoverable from reinsurers were $5.8 billion and $8.3 billion as of December 31, 2013 and 2012, respectively. We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions. As such, Swiss Re reinsured certain of our liabilities and obligations under the indemnity reinsurance agreements and thereby represents our largest reinsurance exposure. As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.2 billion and $3.4 billion as of December 31, 2013 and 2012, respectively. Swiss Re has funded a trust, with a balance of $2.2 billion as of December 31, 2013, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our liabilities for funds withheld and embedded derivatives as of December 31, 2013, included $1.5 billion and $92 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions with Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets. The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale. During 2013, 2012 and 2011, we amortized $48 million, $48 million and $49 million, after-tax, respectively, of deferred gain on business sold through reinsurance.


--------------------------------------------------------------------------------
10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                                                                     FOR THE YEAR ENDED DECEMBER 31, 2013
                                                                         -----------------------------------------------------------
                                                                          ACQUISITION     CUMULATIVE
                                                                            BALANCE       IMPAIRMENT
                                                                             AS OF           AS OF                          BALANCE
                                                                          BEGINNING-      BEGINNING-                      AS OF END-
                                                                            OF-YEAR         OF-YEAR        IMPAIRMENT       OF-YEAR
                                                                         ------------    ------------     -----------     ----------
Annuities.............................................................     $ 1,040         $   (600)          $--           $   440
Retirement Plan Services..............................................          20               --            --                20
Life Insurance........................................................       2,186             (647)           --             1,539
Group Protection......................................................         274               --            --               274
Other Operations -- Media.............................................         176             (176)           --                --
                                                                         ------------    ------------     -----------     ----------
      Total goodwill..................................................     $ 3,696         $ (1,423)          $--           $ 2,273
                                                                         ============    ============     ===========     ==========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS (CONTINUED)


                                                                                     FOR THE YEAR ENDED DECEMBER 31, 2012
                                                                         -----------------------------------------------------------
                                                                          ACQUISITION     CUMULATIVE
                                                                            BALANCE       IMPAIRMENT
                                                                             AS OF           AS OF                          BALANCE
                                                                          BEGINNING-      BEGINNING-                      AS OF END-
                                                                            OF-YEAR         OF-YEAR        IMPAIRMENT       OF-YEAR
                                                                         ------------    -----------      -----------     ----------
Annuities............................................................      $ 1,040         $   (600)          $--           $   440
Retirement Plan Services.............................................           20               --            --                20
Life Insurance.......................................................        2,186             (647)           --             1,539
Group Protection.....................................................          274               --            --               274
Other Operations -- Media............................................          176             (176)           --                --
                                                                         ------------    -----------      -----------     ----------
      Total goodwill.................................................      $ 3,696         $ (1,423)          $--           $ 2,273
                                                                         ============    ===========      ===========     ==========



We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC's share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2013, our Annuities and Retirement Plan Services reporting units passed the Step 1 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance and Group Protection reporting units. Based upon our Step 2 analysis for Life Insurance and Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2012, our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit. Based upon our Step 2 analysis for Life Insurance and Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2011, our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance and Media reporting units. Based upon our Step 2 analysis for Life Insurance, we recorded a goodwill impairment that was attributable primarily to marketplace dynamics and lower expectations associated with product changes that we have implemented or will implement shortly that we believe will have an unfavorable effect on our sales levels for a period of time. Based upon our Step 2 analysis for Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill. Based upon our Step 2 analysis for Media, we recorded a goodwill impairment that was primarily a result of the deterioration in operating environment and outlook for the business.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS (CONTINUED)


The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                                                   AS OF DECEMBER 31, 2013   AS OF DECEMBER 31, 2012
                                                                                  ------------------------  ------------------------
                                                                                    GROSS                      GROSS
                                                                                  CARRYING    ACCUMULATED    CARRYING    ACCUMULATED
                                                                                   AMOUNT    AMORTIZATION     AMOUNT    AMORTIZATION
                                                                                  --------   -------------  ---------  -------------

Life Insurance:
   Sales force.................................................................     $ 100        $ 31         $ 100         $ 27

Retirement Plan Services:
   Mutual fund contract rights(1)..............................................         5          --             5           --

Other Operations:
   FCC licenses(1).............................................................       131          --           129           --
   Other.......................................................................         4           3             4            3
                                                                                  --------   -------------  ---------  -------------
      Total....................................................................     $ 240        $ 34         $ 238         $ 30
                                                                                  ========   =============  =========  =============

-------------
(1)  No amortization recorded as the intangible asset has indefinite life.



Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2013, was as follows:

2014.................................................   $ 4
2015.................................................     4
2016.................................................     4
2017.................................................     4
2018.................................................     4
Thereafter...........................................    50


--------------------------------------------------------------------------------
11. GUARANTEED BENEFIT FEATURES


Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                                AS OF DECEMBER 31,
                                              ----------------------
                                                 2013        2012
                                              ----------   ---------
RETURN OF NET DEPOSITS
Total account value.........................   $  79,391   $  63,478
Net amount at risk(1).......................         141         392
Average attained age of contract
   holders..................................    61 YEARS    60 years
MINIMUM RETURN
Total account value.........................   $     151   $     149
Net amount at risk(1).......................          27          37
Average attained age of contract
   holders..................................    73 YEARS    73 years
Guaranteed minimum return...................          5%          5%
ANNIVERSARY CONTRACT VALUE
Total account value.........................   $  25,958   $  23,019
Net amount at risk(1).......................         570       1,133
Average attained age of contract
   holders..................................    68 YEARS    67 years

------------
(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2013, to December 31, 2012, was attributable primarily to the increase in the equity markets during 2013.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                               FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                              ----------------------
                                              2013    2012     2011
                                              ------  ------  ------
Balance as of beginning-of-year.............  $ 104   $  84   $  44
   Changes in reserves......................    (10)     64      93
   Benefits paid............................    (21)    (44)    (53)
                                              ------  ------  ------
      Balance as of end-of-year.............  $  73   $ 104   $  84
                                              ======  ======  ======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


11. GUARANTEED BENEFIT FEATURES (CONTINUED)



VARIABLE ANNUITY CONTRACTS
Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                               AS OF DECEMBER 31,
                                             -------------------------
                                                2013          2012
                                             ------------  -----------
ASSET TYPE
Domestic equity............................  $  45,590     $  37,899
International equity.......................     17,707        14,850
Bonds......................................     23,648        21,174
Money market...............................     10,518         7,747
                                             ------------  -----------
   Total...................................  $  97,463     $  81,670
                                             ============  ===========
Percent of total variable annuity
   separate account values.................         99%           98%



SECONDARY GUARANTEE PRODUCTS
Future contract benefits also includes reserves for our secondary guarantee products sold through our Life Insurance segment. These UL and VUL products with secondary guarantees represented 30% of total life insurance in-force reserves as of December 31, 2013, and 35% of total sales for the year ended December 31, 2013.



--------------------------------------------------------------------------------
12. SHORT-TERM AND LONG-TERM DEBT


Details underlying short-term and long-term debt (in millions) were as follows:

                                                 AS OF DECEMBER 31,
                                                --------------------
                                                  2013        2012
                                                -------     --------
Short-Term Debt
   Short-term notes payable to LNC..........    $    51     $     28
   Current maturities of long-term debt.....         --            4
                                                -------     --------
      Total short-term debt.................    $    51     $     32
                                                =======     ========
Long-Term Debt, Excluding
   Current Portion
   1.40% note, due 2016.....................    $     4     $     --
   LIBOR + 3 bps loan, due 2017.............        250          250
   Surplus notes due LNC:
      LIBOR + 142 bps surplus note,
        due 2023............................        240           --
      9.76% surplus note, due 2024..........         50           50
      6.56% surplus note, due 2028..........        500          500
      LIBOR + 111 bps surplus note,
        due 2028............................         71           --
      LIBOR + 226 bps surplus note,
        due 2028............................        360           --
      6.03% surplus note, due 2028..........        750          750
      LIBOR + 100 bps surplus note,
        due 2037............................        375          375
                                                -------     --------
        Total surplus notes.................      2,346        1,675
                                                -------     --------
           Total long-term debt.............    $ 2,600     $  1,925
                                                =======     ========

Future principal payments due on long-term debt (in millions) as of December 31, 2013, were as follows:

2014...............................................  $    --
2015...............................................       --
2016...............................................        4
2017...............................................      250
2018...............................................       --
Thereafter.........................................    2,346
                                                     -------
   Total...........................................  $ 2,600
                                                     =======


On September 10, 2013, we issued a note of $4 million to LNC. This note calls for us to pay the principal amount of the note on or before September 10, 2016, and interest to be paid semiannually at an annual rate of 1.40%.

We have a $250 million floating-rate loan outstanding under our borrowing capacity with the FHLBI due June 20, 2017.

On June 28, 2013, we issued a surplus note of $240 million to LNC. The note calls for us to pay the principal amount of the note on or before June 28, 2023, and interest to be paid quarterly at an annual rate of LIBOR + 142 bps. Subject to approval by the Indiana Insurance Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $50 million to LNC in 1994. The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC. The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps. Subject to approval by the Indiana Insurance Commissioner, we have the

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


12. SHORT-TERM AND LONG-TERM DEBT (CONTINUED)


right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million. The outstanding principal amount as of December 31, 2013, was $360 million. The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008. The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.



--------------------------------------------------------------------------------
13. CONTINGENCIES AND COMMITMENTS


CONTINGENCIES

REGULATORY AND LITIGATION MATTERS
Regulatory bodies, such as state insurance departments, the U.S. Securities and Exchange Commission ("SEC"), Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisors and unclaimed property laws.

LNL and its subsidiaries are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2013. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL's financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss. As of December 31, 2013, LNC, LNL's parent company, disclosed in its Annual Report on Form 10-K filed with the SEC that it estimates the aggregate range of reasonably possible losses on a consolidated basis, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $220 million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


13. CONTINGENCIES AND COMMITMENTS (CONTINUED)


support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

On June 13, 2009, a single named plaintiff filed a putative national class action in the Circuit Court of Allen County, Indiana, captioned Peter S. Bezich
v. LNL, No. 02C01-0906-PL73, asserting he was charged a cost-of-insurance fee that exceeded the applicable mortality charge, and that this fee breached the terms of the insurance contract. We dispute the allegations and are vigorously defending this matter. Plaintiffs have filed a motion for class certification. We expect a hearing on class certification in the first half of 2014.

On July 23, 2012, LNL was added as a noteholder defendant to a putative class action adversary proceeding ("adversary proceeding") captioned Lehman Brothers Special Financing, Inc. v. Bank of America, N.A. et al., Adv. Pro. No. 10-03547
(JMP) and instituted under In re Lehman Brothers Holdings Inc. in the United States Bankruptcy Court in the Southern District of New York. Plaintiff Lehman Brothers Special Financing Inc. seeks to (i) overturn the application of certain priority of payment provisions in 47 collateralized debt obligation transactions on the basis such provisions are unenforceable under the Bankruptcy Code; and (ii) recover funds paid out to noteholders in accordance with the note agreements. The adversary proceeding is stayed through May 20, 2014, and LNL's response is currently due in the middle of 2014.

During 2013, we entered into a Global Resolution Agreement with multiple states' treasury and controller offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed contract benefits or abandoned funds. Under the terms of the Global Resolution Agreement, a third-party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Death Master File ("SSDMF") to identify deceased insureds and contract holders where a valid claim has not been made. In addition, we entered into a Regulatory Settlement Agreement with the insurance regulators of seven states to settle regulatory inquiries and examinations with respect to our processes for identifying and paying claims and benefits in the future. The Regulatory Settlement Agreement becomes effective when a minimum of 20 states have agreed to participate in the resolution. As part of the settlement, we have agreed to reimburse the participating states for a portion of the costs of such examinations. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSDMF to identify unclaimed death benefits, and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in:
(1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in the Company's practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

A reinsurer has sought rate increases on certain yearly renewable term treaties. We dispute that this reinsurer has the right to increase the rates on these policies and have initiated arbitration proceedings to resolve this matter. We do not believe the outcome will have a material adverse effect on LNL's financial condition.

COMMITMENTS

LEASES
We lease our home office properties. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement. These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period. In 2012, we exercised the right and option to extend the Hartford lease for one extended term such that the lease shall expire in 2018.

Total rental expense on operating leases for the years ended December 31, 2013, 2012 and 2011, was $37 million, $37 million and $36 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2013, were as follows:

2014................................................   $ 35
2015................................................     30
2016................................................     26
2017................................................     20
2018................................................     12
Thereafter..........................................     19
                                                       ----
   Total............................................   $142
                                                       ====

VULNERABILITY FROM CONCENTRATIONS
As of December 31, 2013, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


13. CONTINGENCIES AND COMMITMENTS (CONTINUED)


Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Annuities segment is significant to this segment. The ALVA product accounted for 17%, 19% and 22% of Annuities' variable annuity product deposits in 2013, 2012 and 2011, respectively, and represented approximately 47%, 50% and 54% of the segment's total variable annuity product account values as of December 31, 2013, 2012 and 2011, respectively. In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance Series(SM) ("AFIS") funds. For the Annuities segment, AFIS funds accounted for 19%, 21% and 27% of variable annuity product deposits in 2013, 2012 and 2011, respectively, and represented 54%, 58% and 62% of the segment's total variable annuity product account values as of December 31, 2013, 2012 and 2011, respectively.


OTHER CONTINGENCY MATTERS
State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(7) million and $32 million as of December 31, 2013 and 2012, respectively.



--------------------------------------------------------------------------------
14. SHARES AND STOCKHOLDER'S EQUITY


All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

                                                                                                          FOR THE YEARS ENDED
                                                                                                             DECEMBER 31,
                                                                                                    --------------------------------
                                                                                                      2013        2012       2011
                                                                                                    ---------   ---------   --------
UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Balance as of beginning-of-year..................................................................   $  3,876    $  2,805    $ 1,119
   Unrealized holding gains (losses) arising during the year.....................................     (5,569)      2,631      3,292
   Change in foreign currency exchange rate adjustment...........................................         20          14         (5)
   Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds............      1,835      (1,233)      (798)
   Income tax benefit (expense)..................................................................      1,300        (459)      (890)
   Less:
      Reclassification adjustment for gains (losses) included in net income (loss)...............        (63)       (181)      (124)
      Associated amortization of DAC, VOBA, DSI and DFEL.........................................        (28)         (1)       (10)
      Income tax benefit (expense)...............................................................         32          64         47
                                                                                                    ---------   ---------   --------
           Balance as of end-of-year.............................................................   $  1,521    $  3,876    $ 2,805
                                                                                                    =========   =========   ========
UNREALIZED OTTI ON AFS SECURITIES
Balance as of beginning-of-year..................................................................   $   (105)   $   (103)   $  (126)
(Increases) attributable to:
   Gross OTTI recognized in OCI during the year..................................................        (11)       (118)       (54)
   Change in DAC, VOBA, DSI and DFEL.............................................................          1          15         12
   Income tax benefit (expense)..................................................................          4          35         15
Decreases attributable to:
   Sales, maturities or other settlements of AFS securities......................................         58         118         99
   Change in DAC, VOBA, DSI and DFEL.............................................................         (8)        (17)       (21)
   Income tax benefit (expense)..................................................................        (17)        (35)       (28)
                                                                                                    ---------   ---------   --------
           Balance as of end-of-year.............................................................   $    (78)   $   (105)   $  (103)
                                                                                                    =========   =========   ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


14. SHARES AND STOCKHOLDER'S EQUITY (CONTINUED)


                                                                                                           FOR THE YEARS ENDED
                                                                                                              DECEMBER 31,
                                                                                                    --------------------------------
                                                                                                       2013       2012        2011
                                                                                                    ----------  ---------  ---------
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year..................................................................   $     101   $    132    $   (14)
   Unrealized holding gains (losses) arising during the year.....................................        (150)       (63)       204
   Change in foreign currency exchange rate adjustment...........................................         (19)       (12)         7
   Change in DAC, VOBA, DSI and DFEL.............................................................           5         14          1
   Income tax benefit (expense)..................................................................          57         20        (74)
   Less:
      Reclassification adjustment for gains (losses) included in net income (loss)...............         (18)       (18)       (13)
      Associated amortization of DAC, VOBA, DSI and DFEL.........................................           1          3          1
      Income tax benefit (expense)...............................................................           6          5          4
                                                                                                    ----------  ---------  ---------
           Balance as of end-of-year.............................................................   $       5   $    101    $   132
                                                                                                    ==========  =========  =========
FUNDED STATUS OF EMPLOYEE BENEFIT PLANS
Balance as of beginning-of-year..................................................................   $     (12)  $    (14)   $   (14)
   Adjustment arising during the year............................................................          (9)         3          1
   Income tax benefit (expense)..................................................................           3         (1)        (1)
                                                                                                    ----------  ---------  ---------
           Balance as of end-of-year.............................................................   $     (18)  $    (12)   $   (14)
                                                                                                    ==========  =========  =========

The following summarizes the reclassifications out of AOCI (in millions) for the year ended December 31, 2013, and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Gross reclassification........................................  $ (63)  Total realized gain (loss)
Associated amortization of DAC, VOBA, DSI and DFEL............    (28)  Total realized gain (loss)
   Reclassification before income tax benefit (expense).......    (91)  Income (loss) from continuing operations before taxes
   Income tax benefit (expense)...............................     32   Federal income tax expense (benefit)
                                                                ------
      Reclassification, net of income tax.....................  $ (59)  Net income (loss)
                                                                ======
UNREALIZED OTTI ON AFS SECURITIES
Gross reclassification........................................  $  58   Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL.............................     (8)  Total realized gain (loss)
   Reclassification before income tax benefit (expense).......     50   Income (loss) from continuing operations before taxes
   Income tax benefit (expense)...............................    (17)  Federal income tax expense (benefit)
                                                                ------
      Reclassification, net of income tax.....................  $  33   Net income (loss)
                                                                ======
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Gross reclassifications:
   Interest rate contracts....................................  $ (21)  Net investment income
   Foreign currency contracts.................................      3   Net investment income
      Total gross reclassifications...........................    (18)
Associated amortization of DAC, VOBA, DSI and DFEL............      1   Commissions and other expenses
   Reclassifications before income tax benefit (expense)......    (17)  Income (loss) from continuing operations before taxes
   Income tax benefit (expense)...............................      6   Federal income tax expense (benefit)
                                                                ------
      Reclassification, net of income tax.....................  $ (11)  Net income (loss)
                                                                ======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
15. REALIZED GAIN (LOSS)



Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      ------------------------------
                                       2013       2012        2011
                                      -------    --------    -------
Total realized gain (loss)
   related to certain
   investments(1)..................   $  (84)    $  (164)    $ (106)
Realized gain (loss) on the
   mark-to-market on certain
   instruments(2)..................      308         138        (65)
Indexed annuity and universal
   life net derivatives results:(3)
   Gross gain (loss)...............      (39)         16          2
   Associated amortization of
      DAC, VOBA, DSI
      and DFEL.....................        9          (5)        (2)
Variable annuity net
   derivatives results:(4)
   Gross gain (loss)...............     (104)        (77)       (51)
   Associated amortization of
      DAC, VOBA, DSI
      and DFEL.....................      (33)        (31)       (28)
                                      -------    --------    -------
      Total realized gain (loss)...   $   57     $  (123)    $ (250)
                                      =======    ========    =======

-------------
(1)  See "Realized Gain (Loss) Related to Certain Investments" section in Note
     5.


(2) Represents changes in the fair values of certain derivative investments (not including those associated with our variable annuity net derivatives results), reinsurance related embedded derivatives and trading securities.
(3) Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and universal life products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.
(4) Includes the net difference in the change in embedded derivative reserves of our GLB riders and the change in the fair value of the derivative instruments we own to hedge the change in embedded derivative reserves on our GLB riders and the benefit ratio unlocking on our GDB riders, including the cost of purchasing the hedging instruments.


--------------------------------------------------------------------------------
16. COMMISSIONS AND OTHER EXPENSES



Details underlying commissions and other expenses (in millions) were as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                    ------------------------------
                                      2013       2012       2011
                                    --------   --------   --------
Commissions.....................    $ 1,980    $ 1,972    $ 2,534
General and administrative
   expenses.....................      1,569      1,553      1,392
Expenses associated with
   reserve financing and
   unrelated letters of credit
   ("LOCs").....................         40         40         24
DAC and VOBA deferrals
   and interest, net of
   amortization.................       (656)      (300)      (565)
Broker-dealer expenses..........        288        243        236
Specifically identifiable
   intangible asset
   amortization.................          4          4          4
Media expenses..................         62         66         69
Taxes, licenses and fees........        239        244        244
Restructuring charges...........         --         16         --
                                    --------   --------   --------
      Total.....................    $ 3,526    $ 3,838    $ 3,938
                                    ========   ========   ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS


LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees and agents are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees and agents. In addition, for certain former employees, we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans are frozen, and there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional final pay or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for at least 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)


OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our benefit plans' assets and obligations was as follows:

                                                                                AS OF OR FOR THE YEARS ENDED DECEMBER 31,
                                                                     ---------------------------------------------------------------
                                                                         2013             2012             2013            2012
                                                                     -------------   --------------   -------------   --------------
                                                                                                                   OTHER
                                                                            PENSION BENEFITS              POSTRETIREMENT BENEFITS
                                                                     ------------------------------   ------------------------------
CHANGE IN PLAN ASSETS
Fair value as of beginning-of-year................................       $ 145           $  137           $   5            $   5
Actual return on plan assets......................................          (9)              17               1               --
Company and participant contributions.............................          --               --               3                4
Benefits paid.....................................................          (9)              (9)             (3)              (4)
                                                                     -------------   --------------   -------------   --------------
   Fair value as of end-of-year...................................         127              145               6                5
                                                                     =============   ==============   =============   ==============
CHANGE IN BENEFIT OBLIGATION
Balance as of beginning-of-year...................................         126              121              17               21
Interest cost.....................................................           5                5               1                1
Company and participant contributions.............................          --               --               1                1
Amendments........................................................          --               --              (1)              --
Actuarial (gains) losses..........................................          (7)               9              (1)              (2)
Benefits paid.....................................................          (9)              (9)             (2)              (4)
                                                                     -------------   --------------   -------------   --------------
   Balance as of end-of-year......................................         115              126              15               17
                                                                     -------------   --------------   -------------   --------------
      Funded status of the plans..................................       $  12           $   19           $  (9)           $ (12)
                                                                     =============   ==============   =============   ==============
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets......................................................       $  14           $   21           $  --            $  --
Other liabilities.................................................          (2)              (2)             (9)             (12)
                                                                     -------------   --------------   -------------   --------------
   Net amount recognized..........................................       $  12           $   19           $  (9)           $ (12)
                                                                     =============   ==============   =============   ==============
AMOUNTS RECOGNIZED IN AOCI, NET OF TAX
Net (gain) loss...................................................       $  20           $   13           $  (1)           $  (1)
Prior service credit..............................................          --               --              (1)              --
                                                                     -------------   --------------   -------------   --------------
   Net amount recognized..........................................       $  20           $   13           $  (2)           $  (1)
                                                                     =============   ==============   =============   ==============
RATE OF INCREASE IN COMPENSATION
Retiree Life Insurance Plan.......................................         N/A              N/A            4.00%            4.00%
All other plans...................................................         N/A              N/A             N/A              N/A

WEIGHTED-AVERAGE ASSUMPTIONS
Benefit obligations:
   Weighted-average discount rate.................................        4.50%            3.93%           4.50%            4.03%
   Expected return on plan assets.................................        6.50%            6.50%           6.50%            6.50%
Net periodic benefit cost:
   Weighted-average discount rate.................................        3.93%            4.25%           4.03%            4.25%
   Expected return on plan assets.................................        6.50%            6.50%           6.50%            6.50%

Consistent with our benefit plans' year end, we use December 31 as the measurement date.

The discount rate was determined based on a corporate yield curve as of December 31, 2013, and projected benefit obligation cash flows for the pension plans. We reevaluate this assumption each plan year. For 2014, our discount rate for the pension plans will be 4.50%.

The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans' target plan allocation. We reevaluate this assumption each plan year. For 2014, our expected return on plan assets is 6.50% for the plans.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)


The calculation of the accumulated other postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) as follows:

                                             AS OF OR FOR THE
                                         YEARS ENDED DECEMBER 31,
                                       ------------------------------
                                       2013        2012       2011
                                       --------   --------   --------
Pre-65 health care cost
   trend rate....................       7.50%      8.00%       8.50%
Post-65 health care cost
   trend rate....................       7.50%      8.00%       8.50%
Ultimate trend rate..............       4.50%      4.50%       4.50%
Year that the rate reaches
   the ultimate trend rate.......       2020       2020        2021

We expect the health care cost trend rate for 2014 to be 7.50% for both the pre-65 and the post-65 population. A one-percentage point increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million. A one-percentage point decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

                                                AS OF DECEMBER 31,
                                                ------------------
                                                 2013         2012
                                                -----        -----
Accumulated benefit obligation.............      $  2         $  2
Projected benefit obligation...............         2            2
Fair value of plan assets..................        --           --



COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net periodic benefit cost for our pension plans' and other postretirement plans' expense (recovery) (in millions) were as follows:

                                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                             -----------------------------------------------------------------------
                                                                     PENSION BENEFITS                  OTHER POSTRETIREMENT BENEFITS
                                                             ----------------------------------      -------------------------------
                                                              2013         2012          2011        2013         2012          2011
                                                             ------       ------        -------      -----        -----        -----
Interest cost...........................................      $  5         $  5         $    6       $  1         $   1        $   1
Expected return on plan assets..........................        (9)          (9)           (10)        --            --           --
Recognized net actuarial loss (gain)....................         1            1              2         --            --           --
Recognized actuarial gain due to curtailments...........        --           --             --         (1)           --           --
                                                             ------       ------        -------      -----        -----        -----
    Net periodic benefit expense (recovery).............      $ (3)        $ (3)        $   (2)      $ --         $   1        $   1
                                                             ======       ======        =======      =====        =====        =====


We expect our 2014 pension plans' expense to be approximately $3 million.

For 2014, the estimated amount of amortization from AOCI into net periodic benefit expense related to net actuarial loss or gain is expected to be a $3 million loss for our pension plans and a less than $1 million gain for our other postretirement plans.

PLAN ASSETS

Our pension plans' asset target allocations by asset category based on estimated fair values were as follows:

                                               FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                              --------------------
                                               2013          2012
                                              ------         -----
Fixed maturity securities...................    100%           80%
Common stock:
   Domestic equity..........................      0%           14%
   International equity.....................      0%            6%


The investment objectives for the assets related to our pension plans are to:

  - Maintain sufficient liquidity to pay obligations of the plans as they come due;
  - Minimize the effect of a single investment loss and large losses to the plans through prudent risk/reward diversification consistent with sound fiduciary standards;
  - Maintain an appropriate asset allocation policy;
  - Earn a return commensurate with the level of risk assumed through the asset allocation policy; and
  - Control costs of administering and managing the plans' investment operations.

Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed-income securities, derivatives and other asset classes the investment managers deem prudent. Our plans follow a strategic asset allocation policy that strives to systemically increase the percentage of assets in liability-matching fixed-income investments as funding levels increase.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)


Our pension plans' assets have been combined into a master retirement trust where a variety of qualified managers, including manager of managers, are expected to have returns that exceed the median of similar funds over three-year periods, above an appropriate index over five-year periods and meet real return standards over ten-year periods. Managers are monitored for adherence to approved investment policy guidelines and managers not meeting these criteria are subject to additional due diligence review, corrective action or possible termination.



FAIR VALUE OF PLAN ASSETS

See "Fair Value Measurement" in Note 1 for discussion of how we categorize our pension plans' assets into the three-level fair value hierarchy. See "Financial Instruments Carried at Fair Value" in Note 21 for a summary of our fair value measurements of our pension plans' assets by the three-level fair value hierarchy.

The following summarizes our fair value measurements of benefit plans' assets (in millions) on a recurring basis by asset category:

                                                                                       AS OF DECEMBER 31,
                                                              ----------------------------------------------------------------------
                                                                     PENSION PLANS                    OTHER POSTRETIREMENT BENEFITS
                                                              --------------------------------      --------------------------------
                                                               2013                      2012        2013                      2012
                                                              ------                    ------      ------                    ------
Fixed maturity securities:
   Corporate bonds......................................      $   86                    $   48       $ --                      $ --
   U.S. government bonds................................          31                        26         --                        --
   Foreign government bonds.............................          --                         2         --                        --
   State and municipal bonds............................           9                        --         --                        --
Common stock............................................          --                        66         --                        --
Cash and invested cash..................................           1                         3         --                        --
Other investments.......................................          --                        --          6                         5
                                                              ------                    ------      ------                    ------
      Total.............................................      $  127                    $  145       $  6                      $  5
                                                              ======                    ======      ======                    ======


VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR PENSION PLANS' ASSETS

The fair value measurements of our pension plans' assets are based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the security, and the valuation methodology is consistently applied to measure the security's fair value. The fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. Both observable and unobservable inputs are used in the valuation methodologies. Observable inputs include benchmark yields, reported trades, broker quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker quotes, procedures are employed, where possible, that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, unobservable inputs are used in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

Prices received from third parties are not adjusted; however, the third-party pricing services' valuation methodologies and related inputs are evaluated and additional evaluation is performed to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to the valuation methodologies are based on general standard inputs. The standard inputs used in order of priority are benchmark yields, reported trades, broker quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all securities on any given day.

Cash and invested cash is carried at cost, which approximates fair value. This category includes highly liquid debt instruments purchased with a maturity of three months or less. Due to the nature of these assets, we believe these assets should be classified as Level 2.

PLAN CASH FLOWS

It is our practice to make contributions to the qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)


amended and with guidance issued there under. In accordance with such practice, no contributions were required for the years ended December 31, 2013 or 2012. Based on our calculations, we do not expect to be required to make any contributions to our qualified pension plans in 2014 under applicable pension law.

For our nonqualified pension plans, we fund the benefits as they become due to retirees. The amount expected to be contributed to the nonqualified pension plans during 2014 is less than $1 million.



We expect the following benefit payments (in millions):

                                           DEFINED
                                           BENEFIT         OTHER
                                           PENSION    POST-RETIREMENT
                                            PLANS          PLANS
                                          --------    ---------------
2014..................................       $10            $1
2015..................................        10             1
2016..................................        10             1
2017..................................         9             1
2018..................................         9             1
Following five years thereafter.......        40             5


--------------------------------------------------------------------------------
18. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS


DEFINED CONTRIBUTION PLANS

LNC and we sponsor defined contribution plans, which include 401(k) and money purchase plans, for eligible employees and agents. LNC and we make contributions and matching contributions to each of the active plans in accordance with the plan documents and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2013, 2012 and 2011, expenses for these plans were $70 million, $68 million and $65 million, respectively.

DEFERRED COMPENSATION PLANS

LNC and we sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors.

The results for certain investment options within the plans are hedged by total return swaps. Participants' account values change due primarily to investment earnings driven by market fluctuations. Our expenses increase or decrease in direct proportion to the change in market value of the participants' investment options. Participants are able to select our stock as an investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans. For further discussion of total return swaps related to our deferred compensation plans, see Note 6.

Information (in millions) with respect to these plans was as follows:

                                                   AS OF DECEMBER 31,
                                                   ------------------
                                                    2013        2012
                                                   -----        -----
Total liabilities(1)...........................     $398         $335
Investments held to fund liabilities(2)........      166          146

--------------
(1)  Reported in other liabilities on our Consolidated Balance Sheets.
(2)  Reported in other assets on our Consolidated Balance Sheets.


DEFERRED COMPENSATION PLAN FOR EMPLOYEES
Participants may elect to defer a portion of their compensation as defined by the plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of the plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. We make matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code applicable to 401(k) plans. The amounts of our contributions are calculated in accordance with the plan document. Expenses (income) (in millions) for this plan were as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                             ---------------------
                                             2013    2012    2011
                                             -----   -----   -----
Employer matching contributions............  $  9    $  7     $ 6
Increase (decrease) in measurement
   of liabilities, net of total return
   swap....................................    11      11       1
                                             -----   -----   -----
   Total plan expenses (income)............  $ 20    $ 18     $ 7
                                             =====   =====   =====

DEFERRED COMPENSATION PLANS FOR AGENTS
We sponsor three deferred compensation plans for certain eligible agents. Participants may elect to defer a portion of their compensation as defined by the respective plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of these plans, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. The amounts of our contributions are calculated and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


18. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS (CONTINUED)


made in accordance with the plans' documents. Expenses (income) (in millions) for these plans were as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                            ----------------------
                                            2013     2012    2011
                                            ----    -----    -----
Company contributions...................     $1      $ 1     $  1
Increase (decrease) in measurement
   of liabilities, net of total return
   swap.................................      4        5       --
                                            ----    -----    -----
   Total plan expenses (income).........     $5      $ 6     $  1
                                            ====    =====    =====

DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS OF LNC
Non-employee directors may defer a portion of their annual cash retainers. They also receive a portion of their retainer in the form of deferred stock units, which we credit quarterly in arrears to their accounts. The prescribed "phantom" investment options are identical to those offered in the employees' deferred compensation plan. For the years ended December 31, 2013, 2012 and 2011, expenses (income) for this plan were less than $1 million, $2 million and less than $(1) million, respectively.

DEFERRED COMPENSATION PLAN FOR FORMER JP AGENTS
Eligible former agents of Jefferson-Pilot Corporation may participate in this deferred compensation plan. Participants may elect to defer commissions and bonuses and specify where this deferred compensation will be invested in selected notional mutual funds. Investments held to fund the liabilities are rebalanced to match the funds that have been elected by the participant. The plan obligation increases with contributions, deferrals and investment gains, and decreases with distributions and investment losses. The plan assets increase with investment gains and decrease with investment losses and withdrawals. For the years ended December 31, 2013, 2012 and 2011, expenses (income) for this plan were $2 million, $3 million and $4 million, respectively.



--------------------------------------------------------------------------------
19. STOCK-BASED INCENTIVE COMPENSATION PLANS


Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares
(performance-vested shares as opposed to time-vested shares), stock appreciation rights ("SARs"), restricted stock units ("RSUs") and restricted stock awards ("nonvested stock"). LNC issues new shares to satisfy option exercises.



Total compensation expense (in millions) for all of our stock-based incentive plans was as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                      --------------------------
                                      2013       2012       2011
                                      -----     -----      -----
Stock options......................   $  8       $  8       $  8
Performance shares.................     10          5          2
SARs...............................      5          1         --
RSUs and nonvested stock...........     15         17         12
                                      -----     -----      -----
   Total...........................   $ 38       $ 31       $ 22
                                      =====     =====      =====
Recognized tax benefit.............   $ 13       $ 11       $  8
                                      =====     =====      =====


--------------------------------------------------------------------------------
20. STATUTORY INFORMATION AND RESTRICTIONS



We prepare financial statements in accordance with statutory accounting principles ("SAP") prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.



We are subject to the applicable laws and regulations of our respective states. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to LNC holding company amounts (in millions) below consist of all or a combination of the following entities: LNL, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of South Carolina II, Lincoln Life & Annuity Company of New York ("LLANY"), Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont II, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV and Lincoln Reinsurance Company of Vermont V.

                                                  AS OF DECEMBER 31,
                                                  ------------------
                                                   2013       2012
                                                  -------   --------
U.S. capital and surplus.....................     $ 7,248   $  6,457

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


20. STATUTORY INFORMATION AND RESTRICTIONS (CONTINUED)



                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                     -----------------------------
                                     2013        2012        2011
                                     -----       -----      ------
U.S. net gain (loss) from
   operations, after-tax........     $ 425       $ 649      $  291
U.S. net income (loss)..........       495         600         104
U.S. dividends to LNC
   holding company..............       640         605         800

The decrease in statutory net income (loss) when comparing 2013 to 2012 was due primarily to the effects of reserve financing transactions in 2013.

The increase in statutory net income (loss) when comparing 2012 to 2011 was due primarily to a decrease in realized losses in invested assets, an increase in favorable tax items over prior year and favorable reserve developments in variable annuities due to improvements in the equity market and less volatility in the forward interest rates.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January, 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York. The Vermont insurance subsidiaries also have an accounting practice permitted by the state of Vermont that differs from that found in NAIC SAP. Specifically, the permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2013 and 2012.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

                                                  AS OF DECEMBER 31,
                                                  -------------------
                                                   2013       2012
                                                  --------  ---------
Calculation of reserves using the Indiana
   universal life method.....................     $   219   $    249
Calculation of reserves using continuous
   CARVM.....................................          (2)        (2)
Conservative valuation rate on certain
   annuities.................................         (30)       (26)
Lesser of LOC and XXX additional reserve
   as surplus................................       2,635      2,483

During the third quarter of 2013, the New York Department of Financial Services ("NYDFS") announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees. The change, effective December 31, 2013, impacts our New York-domiciled insurance subsidiary, LLANY, notwithstanding that LLANY discontinued the sale of these products in early 2013. We expect to phase in the increase in reserves over five years beginning with 2013. As such, we increased reserves by $90 million as of December 31, 2013. The additional increase in reserves over the next four years is subject to on-going discussions with the NYDFS. However, we do not expect the amount for each of the remaining years to exceed $90 million per year.

The NAIC has adopted Risk-Based Capital ("RBC") requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. Under RBC requirements, regulatory compliance is determined by the ratio of a company's total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the "RBC ratio"), also as defined by the NAIC. The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake. As of December 31, 2013, the Company's RBC ratio was approximately five times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer's contract holders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. LNL's subsidiary, LLANY, a New York-domiciled insurance company, has similar restrictions, except that in New York it is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect that we could pay dividends of approximately $681 million in 2014 without prior approval from the respective state commissioner.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
21. FAIR VALUE OF FINANCIAL INSTRUMENTS


The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                              AS OF DECEMBER 31, 2013       AS OF DECEMBER 31, 2012
                                                                            --------------------------    --------------------------
                                                                             CARRYING         FAIR         CARRYING         FAIR
                                                                               VALUE          VALUE          VALUE          VALUE
                                                                            ------------   -----------    -----------    -----------
ASSETS
AFS securities:
   Fixed maturity securities...........................................     $    79,178    $   79,178     $   80,254     $   80,254
   VIEs' fixed maturity securities.....................................             697           697            708            708
   Equity securities...................................................             201           201            157            157
Trading securities.....................................................           2,190         2,190          2,437          2,437
Mortgage loans on real estate..........................................           7,029         7,193          6,792          7,446
Derivative investments(1)..............................................             617           617          2,263          2,263
Other investments......................................................           1,208         1,208          1,089          1,089
Cash and invested cash.................................................             630           630          3,278          3,278
Reinsurance related embedded derivatives...............................             159           159             --             --
Other assets -- GLB reserves embedded derivatives(2)...................           1,244         1,244             --             --
Separate account assets................................................         117,135       117,135         95,373         95,373
LIABILITIES
Future contract benefits -- indexed annuity and universal
   life contracts embedded derivatives.................................          (1,048)       (1,048)          (732)          (732)
Other contract holder funds:
   Remaining guaranteed interest and similar contracts.................            (809)         (809)          (867)          (867)
   Account values of certain investment contracts......................         (29,024)      (30,514)       (28,480)       (32,620)
Short-term debt........................................................             (51)          (51)           (32)           (32)
Long-term debt.........................................................          (2,600)       (2,634)        (1,925)        (1,972)
Reinsurance related embedded derivatives...............................              --            --           (184)          (184)
VIEs' liabilities -- derivative instruments............................             (27)          (27)          (128)          (128)
Other liabilities:
   Credit default swaps................................................              (2)           (2)           (11)           (11)
   Derivative liabilities(1)...........................................            (386)         (386)            --             --
   GLB reserves embedded derivatives(2)................................          (1,244)       (1,244)          (909)          (909)
BENEFIT PLANS' ASSETS(3)...............................................             133           133            150            150

--------------
(1) We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2) GLB reserves embedded derivatives are fully ceded to our counterparties. Refer to Note 6 for additional detail.
(3) Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 17 for additional detail.


VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE
The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

OTHER INVESTMENTS
The carrying value of our assets classified as other investments approximates fair value. Other investments include LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs. The inputs used to measure the fair value of our other investments are classified as Level 3 within the fair value hierarchy.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


OTHER CONTRACT HOLDER FUNDS
Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2013 and 2012, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date. The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.



SHORT-TERM AND LONG-TERM DEBT
The fair value of long-term debt is based on quoted market prices. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value. The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2013 or 2012, and we noted no changes in our valuation methodologies between these periods.



The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                                                          AS OF DECEMBER 31, 2013
                                                                       -------------------------------------------------------------
                                                                          QUOTED
                                                                          PRICES
                                                                         IN ACTIVE
                                                                        MARKETS FOR    SIGNIFICANT      SIGNIFICANT
                                                                         IDENTICAL     OBSERVABLE      UNOBSERVABLE         TOTAL
                                                                          ASSETS         INPUTS           INPUTS            FAIR
                                                                         (LEVEL 1)      (LEVEL 2)        (LEVEL 3)          VALUE
                                                                       ------------    ------------   --------------     -----------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds.............................................       $     60      $    65,421       $   2,960       $   68,441
      U.S. government bonds.......................................            304               21              --              325
      Foreign government bonds....................................             --              464              78              542
      RMBS........................................................             --            4,143               1            4,144
      CMBS........................................................             --              678              20              698
      CLOs........................................................             --               47             178              225
      State and municipal bonds...................................             --            3,796              28            3,824
      Hybrid and redeemable preferred securities..................             39              874              66              979
   VIEs' fixed maturity securities................................            102              595              --              697
   Equity AFS securities..........................................              3               37             161              201
   Trading securities.............................................             --            2,137              53            2,190
   Derivative investments(1)......................................             --              244           1,118            1,362
Cash and invested cash............................................             --              630              --              630
Reinsurance related embedded derivatives..........................             --              159              --              159
Other assets -- GLB reserves embedded derivatives.................             --               --           1,244            1,244
Separate account assets...........................................          1,766          115,369              --          117,135
                                                                       ------------    ------------   --------------     -----------
        Total assets..............................................       $  2,274      $   194,615       $   5,907       $  202,796
                                                                       ============    ============   ==============     ===========
LIABILITIES
Future contract benefits -- indexed annuity and universal life
   contracts embedded derivatives.................................       $     --      $        --       $  (1,048)      $   (1,048)
VIEs' liabilities -- derivative instruments.......................             --               --             (27)             (27)
Other liabilities:
   Credit default swaps...........................................             --               --              (2)              (2)
   Derivative liabilities(1)......................................             --             (879)           (252)          (1,131)
   GLB reserves embedded derivatives..............................             --               --          (1,244)          (1,244)
                                                                       ------------    ------------   --------------     -----------
        Total liabilities.........................................       $     --      $      (879)      $  (2,573)      $   (3,452)
                                                                       ============    ============   ==============     ===========
BENEFIT PLANS' ASSETS.............................................       $     --      $       133       $      --       $      133
                                                                       ============    ============   ==============     ===========

--------------
(1) Derivative investment assets and liabilities presented within the fair value hierarchy are presented on a gross basis by derivative type and not on a master netting basis by counterparty.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


                                                                                          AS OF DECEMBER 31, 2012
                                                                       -------------------------------------------------------------
                                                                          QUOTED
                                                                          PRICES
                                                                         IN ACTIVE
                                                                        MARKETS FOR    SIGNIFICANT      SIGNIFICANT
                                                                         IDENTICAL     OBSERVABLE      UNOBSERVABLE         TOTAL
                                                                          ASSETS         INPUTS           INPUTS            FAIR
                                                                         (LEVEL 1)      (LEVEL 2)        (LEVEL 3)          VALUE
                                                                       ------------    ------------   --------------     -----------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds.............................................       $     65      $    64,654       $   2,065       $   66,784
      U.S. government bonds.......................................            362               30               1              393
      Foreign government bonds....................................             --              594              46              640
      RMBS........................................................             --            5,880               3            5,883
      CMBS........................................................             --              928              27              955
      CLOs........................................................             --               26             154              180
      State and municipal bonds...................................             --            4,211              32            4,243
      Hybrid and redeemable preferred securities..................             30            1,030             116            1,176
   VIEs' fixed maturity securities................................            110              598              --              708
   Equity AFS securities..........................................             44               26              87              157
   Trading securities.............................................              2            2,379              56            2,437
   Derivative investments.........................................             --              347           1,916            2,263
Cash and invested cash............................................             --            3,278              --            3,278
Separate account assets...........................................          1,519           93,854              --           95,373
                                                                       ------------    ------------   --------------     -----------
        Total assets..............................................       $  2,132      $   177,835       $   4,503       $  184,470
                                                                       ============    ============   ==============     ===========
LIABILITIES
Future contract benefits -- indexed annuity and universal
   indexed annuity and universal life contracts...................       $     --      $        --       $    (732)      $     (732)
Reinsurance related embedded derivatives..........................             --             (184)             --             (184)
VIEs' liabilities -- derivative instruments.......................             --               --            (128)            (128)
Other liabilities:
   Credit default swaps...........................................             --               --             (11)             (11)
   GLB reserves embedded derivatives..............................             --               --            (909)            (909)
                                                                       ------------    ------------   --------------     -----------
        Total liabilities.........................................       $     --      $      (184)      $  (1,780)      $   (1,964)
                                                                       ============    ============   ==============     ===========
BENEFIT PLANS' ASSETS.............................................       $     16      $       134       $      --       $      150
                                                                       ============    ============   ==============     ===========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                           FOR THE YEAR ENDED DECEMBER 31, 2013
                                                        ----------------------------------------------------------------------------
                                                                                               PURCHASES,
                                                                                     GAINS     ISSUANCES,     TRANSFERS
                                                                         ITEMS     (LOSSES)      SALES,         IN OR
                                                                       INCLUDED       IN       MATURITIES,       OUT
                                                         BEGINNING        IN          OCI     SETTLEMENTS,       OF         ENDING
                                                           FAIR           NET         AND        CALLS,       LEVEL 3,       FAIR
                                                           VALUE        INCOME     OTHER(1)        NET        NET(2)(3)      VALUE
                                                        ----------    ----------   --------   ------------   -----------  ----------
Investments:(4)
   Fixed maturity AFS securities:
      Corporate bonds.................................   $  2,065     $     (17)   $    --      $  1,026      $    (114)   $  2,960
      U.S. government bonds...........................          1            --         --            (1)            --          --
      Foreign government bonds........................         46            --         (1)           33             --          78
      RMBS............................................          3            --         --            (2)            --           1
      CMBS............................................         27            --          6            (5)            (8)         20
      CLOs............................................        154            (1)         4            50            (29)        178
      State and municipal bonds.......................         32            --         (4)           --             --          28
      Hybrid and redeemable preferred securities......        116            --         13           (33)           (30)         66
   Equity AFS securities..............................         87            (1)         2            73             --         161
   Trading securities.................................         56             2         (7)           (6)             8          53
   Derivative investments.............................      1,916          (681)      (194)         (175)            --         866
Other assets -- GLB reserves embedded derivatives(5)..        909        (2,153)        --            --          2,488       1,244
Future contract benefits -- index annuity and
   universal life contracts embedded derivatives(5)...       (732)         (356)        --            40             --      (1,048)
VIEs' liabilities -- derivative instruments(6)........       (128)          101         --            --             --         (27)
Other liabilities:
   Credit default swaps(7)............................        (11)            9         --            --             --          (2)
   GLB reserves embedded derivatives(5)...............       (909)        2,153         --            --         (2,488)     (1,244)
                                                        ----------    ----------   --------   ------------   -----------  ----------
        Total, net....................................   $  3,632     $    (944)   $  (181)     $  1,000      $    (173)   $  3,334
                                                        ==========    ==========   ========   ============   ===========  ==========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



                                                                            FOR THE YEAR ENDED DECEMBER 31, 2012
                                                        ----------------------------------------------------------------------------
                                                                                                PURCHASES,
                                                                                     GAINS      ISSUANCES,     TRANSFERS
                                                                         ITEMS     (LOSSES)       SALES,         IN OR
                                                                       INCLUDED       IN        MATURITIES,       OUT
                                                          BEGINNING       IN          OCI      SETTLEMENTS,       OF         ENDING
                                                            FAIR          NET         AND         CALLS,       LEVEL 3,       FAIR
                                                            VALUE       INCOME     OTHER(1)         NET         NET(2)        VALUE
                                                        -----------    ---------   --------    ------------   ----------   ---------
Investments:(4)
   Fixed maturity AFS securities:
      Corporate bonds................................    $   2,423     $    (25)    $   35       $   274       $  (642)    $  2,065
      U.S. government bonds..........................            1           --         --            --            --            1
      Foreign government bonds.......................           97           --         --            (5)          (46)          46
      RMBS...........................................          158           (3)         3            (8)         (147)           3
      CMBS...........................................           31          (11)        16           (11)            2           27
      CLOs...........................................          101           (2)         8            61           (14)         154
      State and municipal bonds......................           --           --         --            32            --           32
      Hybrid and redeemable preferred securities.....           99           (1)        23            --            (5)         116
   Equity AFS securities.............................           56           (8)        13            26            --           87
   Trading securities................................           67            3          4            (2)          (16)          56
   Derivative investments............................        2,484         (823)        73           182            --        1,916
 Future contract benefits -- index annuity and
   universal life contracts embedded derivatives(5)..         (399)        (136)        --          (197)           --         (732)
 VIEs' liabilities -- derivative instruments(6)......         (291)         163         --            --            --         (128)
Other liabilities:
   Credit default swaps(7)...........................          (16)           5         --            --            --          (11)
   GLB reserves embedded derivatives(5)..............       (2,217)       1,308         --            --            --         (909)
                                                        -----------    ---------   --------    ------------   ----------   ---------
        Total, net...................................    $   2,594     $    470     $  175       $   352       $  (868)    $  2,723
                                                        ===========    =========   ========    ============   ==========   =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



                                                                             FOR THE YEAR ENDED DECEMBER 31, 2011
                                                           -------------------------------------------------------------------------
                                                                                                PURCHASES,
                                                                                      GAINS     ISSUANCES,     TRANSFERS
                                                                           ITEMS    (LOSSES)      SALES,         IN OR
                                                                         INCLUDED      IN       MATURITIES,       OUT
                                                            BEGINNING       IN         OCI     SETTLEMENTS,       OF        ENDING
                                                              FAIR          NET        AND        CALLS,       LEVEL 3,      FAIR
                                                              VALUE       INCOME    OTHER(1)        NET         NET(2)       VALUE
                                                           ----------   ----------  --------   ------------   ----------   ---------
Investments:(4)
   Fixed maturity AFS securities:
      Corporate bonds....................................   $  2,353    $       3    $   42       $ (134)       $  159     $  2,423
      U.S. government bonds..............................          2           --        --           (1)           --            1
      Foreign government bonds...........................        113           --         4           (3)          (17)          97
      RMBS...............................................        119           (3)        6           36            --          158
      CMBS...............................................        102          (62)       61          (74)            4           31
      CLOs...............................................        171           19       (17)         (72)           --          101
      Hybrid and redeemable preferred securities.........        114           (1)       (5)          (7)           (2)          99
   Equity AFS securities.................................         91            8       (12)           3           (34)          56
   Trading securities....................................         74            3         1           (7)           (4)          67
   Derivative investments................................      1,494          495       383          112            --        2,484
Future contract benefits -- index annuity
   and universal life contracts embedded derivatives(5)..       (497)           5        --           93            --         (399)
VIEs' liabilities -- derivative instruments(6)...........       (209)         (82)       --           --            --         (291)
Other liabilities:
   Credit default swaps(7)...............................        (16)          (6)       --            6            --          (16)
   GLB reserves embedded derivatives(5)..................       (408)      (1,809)       --           --            --       (2,217)
                                                           ----------   ----------  --------   ------------   ----------   ---------
        Total, net.......................................   $  3,503    $  (1,430)   $  463       $  (48)       $  106     $  2,594
                                                           ==========   ==========  ========   ============   ==========   =========
Benefit plans' assets(8).................................   $      6    $      --    $   --       $   (6)       $   --     $     --
                                                           ==========   ==========  ========   ============   ==========   =========

--------------
(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).
(2) Transfers in or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-year. For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.
(3) Transfers in or out of Level 3 for GLB reserves embedded derivatives represent reclassifications between other assets and other liabilities on our Consolidated Balance Sheets.
(4) Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income
      (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(5) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(6) The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(7) Gains (losses) from sales, maturities, settlements and calls are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(8) The expected return on plan assets is reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

                                                                           FOR THE YEAR ENDED DECEMBER 31, 2013
                                                       -----------------------------------------------------------------------------
                                                        ISSUANCES      SALES      MATURITIES      SETTLEMENTS     CALLS      TOTAL
                                                       ----------     -------     ----------     ------------    ------    ---------
Investments:
   Fixed maturity AFS securities:
     Corporate bonds.................................   $  1,235      $  (51)      $   (44)        $   (45)      $ (69)    $  1,026
     U.S. government bonds...........................         --          --            --              (1)         --           (1)
     Foreign government bonds........................         50          --           (17)             --          --           33
     RMBS............................................         --          --            --              (2)         --           (2)
     CMBS............................................         --          --            --              (3)         (2)          (5)
     CLOs............................................         74          --            --             (24)         --           50
     Hybrid and redeemable preferred securities......         --         (33)           --              --          --          (33)
   Equity AFS securities.............................         78          (5)           --              --          --           73
   Trading securities................................         --          (3)           (1)             (2)         --           (6)
   Derivative investments............................        152         (23)         (304)             --          --         (175)
Future contract benefits -- indexed annuity and
   universal life contracts embedded derivatives.....        (68)         --            --             108          --           40
                                                       ----------     -------     ----------     ------------    ------    ---------
        Total, net...................................   $  1,521      $ (115)      $  (366)        $    31       $ (71)    $  1,000
                                                       ==========     =======     ==========     ============    ======    =========

                                                                           FOR THE YEAR ENDED DECEMBER 31, 2012
                                                       -----------------------------------------------------------------------------
                                                        ISSUANCES      SALES      MATURITIES      SETTLEMENTS     CALLS      TOTAL
                                                       ----------     -------     ----------     ------------    ------    ---------
Investments:
   Fixed maturity AFS securities:
     Corporate bonds.................................   $    363      $  (26)      $    (6)        $   (51)      $  (6)    $    274
     Foreign government bonds........................         --          --            (5)             --          --           (5)
     RMBS............................................         --          --            (6)             (2)         --           (8)
     CMBS............................................         --          --            --             (11)         --          (11)
     CLOs............................................         72          --            --             (11)         --           61
     State and municipal bonds.......................         32          --            --              --          --           32
   Equity AFS securities.............................         26          --            --              --          --           26
   Trading securities................................         --          --            --              (2)         --           (2)
   Derivative investments............................        454         (34)         (238)             --          --          182
Future contract benefits -- indexed annuity and
   universal life contracts embedded derivatives.....        (99)         --            --             (98)         --         (197)
                                                       ----------     -------     ----------     ------------    ------    ---------
        Total, net...................................   $    848      $  (60)      $  (255)        $  (175)      $  (6)    $    352
                                                       ==========     =======     ==========     ============    ======    =========

                                                                           FOR THE YEAR ENDED DECEMBER 31, 2011
                                                       -----------------------------------------------------------------------------
                                                        ISSUANCES      SALES      MATURITIES      SETTLEMENTS     CALLS      TOTAL
                                                       ----------     -------     ----------     ------------    ------    ---------
Investments:
   Fixed maturity AFS securities:
     Corporate bonds.................................   $    237      $ (216)      $   (15)        $   (51)      $ (89)    $   (134)
     U.S. government bonds...........................         --          --            --              (1)         --           (1)
     Foreign government bonds........................         --          (3)           --              --          --           (3)
     RMBS............................................         51          --            --             (15)         --           36
     CMBS............................................         --         (50)           --             (24)         --          (74)
     CLOs............................................         --         (33)           --             (39)         --          (72)
     Hybrid and redeemable preferred securities......          9         (16)           --              --          --           (7)
   Equity AFS securities.............................         19         (16)           --              --          --            3
   Trading securities................................         --          (2)           --              (5)         --           (7)
   Derivative investments............................        396          (7)         (277)             --          --          112
Future contract benefits -- indexed annuity and
   universal life contracts embedded derivatives.....        (59)         --            --             152          --           93
Other liabilities -- credit default swaps............         --           6            --              --          --            6
                                                       ----------     -------     ----------     ------------    ------    ---------
        Total, net...................................   $    653      $ (337)      $  (292)        $    17       $ (89)    $    (48)
                                                       ==========     =======     ==========     ============    ======    =========
Benefit plans' assets................................   $     --      $   (3)      $    (3)        $    --       $  --     $     (6)
                                                       ==========     =======     ==========     ============    ======    =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                      ----------------------------------
                                        2013        2012         2011
                                      ----------   --------   ----------
Investments:(1)
   Derivative investments..........   $    (753)   $  (823)   $     472
Other assets -- GLB
   reserves embedded
   derivatives(1)..................      (2,444)        --           --
Future contract
   benefits -- indexed
   annuity and universal life
   contracts embedded
   derivatives(1)..................         (44)       (10)          (1)
VIEs' liabilities -- derivative
   instruments(1)..................         101        163          (82)
Other liabilities:
   Credit default swaps(2).........           9          6           (8)
   GLB reserves embedded
      derivatives(1)...............       2,444      1,472       (1,615)
                                      ----------   --------   ----------
      Total, net...................   $    (687)   $   808    $  (1,234)
                                      ==========   ========   ==========

--------------
(1) Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(2) Included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:

                                              FOR THE YEAR ENDED
                                               DECEMBER 31, 2013
                                       --------------------------------
                                        TRANSFERS   TRANSFERS
                                          IN TO      OUT OF
                                         LEVEL 3     LEVEL 3     TOTAL
                                       ----------  ----------   -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds................    $  367      $ (481)    $ (114)
      CMBS...........................        --          (8)        (8)
      CLOs...........................        --         (29)       (29)
      Hybrid and redeemable
         preferred securities........        20         (50)       (30)
   Trading securities................         8          --          8
                                       ----------  ----------   -------
         Total, net..................    $  395      $ (568)    $ (173)
                                       ==========  ==========   =======



                                              FOR THE YEAR ENDED
                                               DECEMBER 31, 2012
                                       --------------------------------
                                        TRANSFERS   TRANSFERS
                                          IN TO      OUT OF
                                         LEVEL 3     LEVEL 3     TOTAL
                                       ----------  ----------   -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds................    $   35      $ (677)    $ (642)
      Foreign government
         bonds.......................        --         (46)       (46)
      RMBS...........................        --        (147)      (147)
      CMBS...........................         5          (3)         2
      CLOs...........................         6         (20)       (14)
      Hybrid and redeemable
         preferred securities........        35         (40)        (5)
   Trading securities................         2         (18)       (16)
                                       ----------  ----------   -------
         Total, net..................    $   83      $ (951)    $ (868)
                                       ==========  ==========   =======

                                              FOR THE YEAR ENDED
                                               DECEMBER 31, 2011
                                       --------------------------------
                                        TRANSFERS   TRANSFERS
                                          IN TO      OUT OF
                                         LEVEL 3     LEVEL 3     TOTAL
                                       ----------  ----------   -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds................    $  246      $  (87)    $  159
      Foreign government
         bonds.......................        --         (17)       (17)
      CMBS...........................         4          --          4
      Hybrid and redeemable
         preferred securities........        18         (20)        (2)
   Equity AFS securities.............         1         (35)       (34)
   Trading securities................         1          (5)        (4)
                                       ----------  ----------   -------
         Total, net..................    $  270      $ (164)    $  106
                                       ==========  ==========   =======

Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2013, 2012 and 2011, our corporate bonds and RMBS transfers in and out were attributable primarily to the securities' observable market information no longer being available or becoming available. Transfers in and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period. When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result. When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result. For the years ended December 31, 2013, 2012 and 2011, the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2013:

                                           FAIR                VALUATION                        SIGNIFICANT
                                           VALUE               TECHNIQUE                    UNOBSERVABLE INPUTS
                                        -----------  ---------------------------  --------------------------------------
ASSETS
Investments:
   Fixed maturity AFS and trading
      securities:
         Corporate bonds..............  $   1,064      Discounted cash flow       Liquidity/duration adjustment(1)
         Foreign government bonds.....         78      Discounted cash flow       Liquidity/duration adjustment(1)
         Hybrid and redeemable
            preferred securities......         20      Discounted cash flow       Liquidity/duration adjustment(1)
   Equity AFS and trading securities..         28      Discounted cash flow       Liquidity/duration adjustment(1)
Other Assets -- GLB reserves
   embedded derivatives...............      1,244      Discounted cash flow       Long-term lapse rate(2)
                                                                                  Utilization of guaranteed
                                                                                     withdrawals(3)
                                                                                  Claims utilization factor(4)
                                                                                  Premiums utilization factor(4)
                                                                                  NPR(5)
                                                                                  Mortality rate(6)
                                                                                  Volatility(7)
LIABILITIES
Future contract benefits -- Indexed
   annuity and universal life
   contracts embedded derivatives.....     (1,048)     Discounted cash flow       Lapse rate(2)
                                                                                  Mortality rate(6)
Other Liabilities -- GLB reserves
   embedded derivatives...............     (1,244)     Discounted cash flow       Long-term lapse rate(2)
                                                                                  Utilization of guaranteed
                                                                                     withdrawals(3)
                                                                                  Claims utilization factor(4)
                                                                                  Premiums utilization factor(4)
                                                                                  NPR(5)
                                                                                  Mortality rate(6)
                                                                                  Volatility(7)

                                          ASSUMPTION OR
                                          INPUT RANGES
                                        -----------------
ASSETS
Investments:
   Fixed maturity AFS and trading
      securities:
         Corporate bonds..............  0.8% - 10.6%
         Foreign government bonds.....  2.3% - 3.9%
         Hybrid and redeemable
            preferred securities......  2.4%
   Equity AFS and trading securities..  4.3% - 5.9%
Other Assets -- GLB reserves
   embedded derivatives...............  1% - 27%

                                        90% - 100%
                                        60% - 100%
                                        77% - 132%
                                        0% - 0.53%
                                        (8)
                                        1% - 28%
LIABILITIES
Future contract benefits -- Indexed
   annuity and universal life
   contracts embedded derivatives.....  1% - 15%
                                        (9)
Other Liabilities -- GLB reserves
   embedded derivatives...............  1% - 27%

                                        90% - 100%
                                        60% - 100%
                                        77% - 132%
                                        0% - 0.53%
                                        (8)
                                        1% - 28%

---------------
(1) The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.
(2) The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity and universal life contracts represents the lapse rates during the surrender charge period.
(3) The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4) The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.
(5) The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6) The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7) The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets. Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.
(8) The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.
(9) Based on the "Annuity 2000 Mortality Table" developed by the Society of Actuaries Committee on Life Insurance Research that was adopted by the National Association of Insurance Commissioners in 1996 for our mortality input.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the broker quotes received may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

  - INVESTMENTS - An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.


  - INDEXED ANNUITY AND UNIVERSAL LIFE CONTRACTS EMBEDDED DERIVATIVES - An increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.
  - GLB RESERVES EMBEDDED DERIVATIVES - Assuming our GLB reserves embedded derivatives are in a liability position: an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guarantee withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our on-going valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see "Summary of Significant Accounting Policies" above.



--------------------------------------------------------------------------------
22. SEGMENT INFORMATION


We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), indexed UL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers group non-medical insurance products, principally term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of employee-paid and employer-paid plans. Its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to our excess capital; investments in media properties and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off Institutional Pension business, the majority of which was sold on a group annuity basis; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

  - Realized gains and losses associated with the following ("excluded realized gain (loss)"):
    - Sales or disposals of securities;
    - Impairments of securities;
    - Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities;
    - Changes in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;
    - Changes in the fair value of the embedded derivatives of our GLB riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them; and
    - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value;

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


22. SEGMENT INFORMATION (CONTINUED)


  - Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
  - Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
  - Gains (losses) on early extinguishment of debt;
  - Losses from the impairment of intangible assets;
  - Income (loss) from discontinued operations; and
  - Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

  - Excluded realized gain (loss);
  - Revenue adjustments from the initial adoption of new accounting standards;
  - Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
  - Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                      -------------------------------
                                        2013        2012       2011
                                      ---------  ----------  --------
REVENUES
Operating revenues:
   Annuities......................    $  3,044   $   2,713   $ 2,588
   Retirement Plan Services.......       1,061       1,015       988
   Life Insurance.................       4,781       4,820     4,347
   Group Protection...............       2,260       2,090     1,938
   Other Operations...............         392         411       449
Excluded realized gain (loss),
   pre-tax........................         (81)       (235)     (342)
Amortization of deferred gain
   arising from reserve changes
   on business sold through
   reinsurance, pre-tax...........           3           3         3
                                      ---------  ----------  --------
      Total revenues..............    $ 11,460   $  10,817   $ 9,971
                                      =========  ==========  ========



                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                         2013      2012      2011
                                       --------   --------  -------
NET INCOME (LOSS)
Income (loss) from operations:
   Annuities......................     $   715    $   608   $  549
   Retirement Plan Services.......         135        131      146
   Life Insurance.................         464        538      463
   Group Protection...............          71         72       97
   Other Operations...............          (5)       (39)     (28)
Excluded realized gain (loss),
   after-tax......................         (53)      (152)    (222)
Income (loss) from reserve
   changes (net of related
   amortization) on business
   sold through reinsurance,
   after-tax......................           2          2        2
Impairment of intangibles,
   after-tax......................          --          2     (744)
                                       --------   --------  -------
      Net income (loss)...........     $ 1,329    $ 1,162   $  263
                                       ========   ========  =======

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      ----------------------------
                                        2013      2012       2011
                                      -------    -------   -------
NET INVESTMENT INCOME
Annuities.........................    $ 1,022    $ 1,058   $ 1,091
Retirement Plan Services..........        825        797       792
Life Insurance....................      2,317      2,297     2,168
Group Protection..................        165        161       152
Other Operations..................        232        238       287
                                      -------    -------   -------
   Total net investment
      income......................    $ 4,561    $ 4,551   $ 4,490
                                      =======    =======   =======

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                        --------------------------
                                         2013      2012       2011
                                        -----     -------    -----
AMORTIZATION OF DAC AND
   VOBA, NET OF INTEREST
Annuities.........................      $ 374     $   307    $ 335
Retirement Plan Services..........         48          42       33
Life Insurance....................        441         609      416
Group Protection..................         53          48       39
                                        -----     -------    -----
   Total amortization of DAC
      and VOBA, net of
      interest....................      $ 916     $ 1,006    $ 823
                                        =====     =======    =====

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


22. SEGMENT INFORMATION (CONTINUED)



                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           ------------------------
                                            2013    2012     2011
                                           ------   ------  -------
FEDERAL INCOME TAX
   EXPENSE (BENEFIT)
Annuities...........................       $ 159    $ 117   $   92
Retirement Plan Services............          46       29       56
Life Insurance......................         225      326      202
Group Protection....................          38       38       52
Other Operations....................          (9)     (82)     (13)
Excluded realized gain (loss).......         (29)     (83)    (120)
Reserve changes (net of related
   amortization) on business
   sold through reinsurance.........           1        1        1
Impairment of intangibles...........          --       (2)      --
                                           ------   ------  -------
   Total federal income tax
      expense (benefit).............       $ 431    $ 344   $  270
                                           ======   ======  =======



                                                AS OF DECEMBER 31,
                                              ----------------------
                                                 2013        2012
                                              ----------  ----------
ASSETS
Annuities.................................    $  119,147  $  107,872
Retirement Plan Services..................        32,367      30,654
Life Insurance............................        67,470      62,867
Group Protection..........................         3,865       3,733
Other Operations..........................        14,659      13,254
                                              ----------  ----------
   Total assets...........................    $  237,508  $  218,380
                                              ==========  ==========


--------------------------------------------------------------------------------
23. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA


The following summarizes our supplemental cash flow data (in millions):

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           -------------------------
                                            2013     2012     2011
                                           -------  -------  -------
Interest paid............................  $   91   $  134   $   88
Income taxes paid (received).............      (6)     136      159
Significant non-cash investing
   and financing transactions:
   Exchange of surplus note for
      promissory note with affiliate:
      Carrying value of asset............  $  360   $   --   $   --
      Carrying value of liability........    (360)      --       --
                                           -------  -------  -------
        Net asset (liability) from
           exchange......................  $   --   $   --   $   --
                                           =======  =======  =======
   Reinsurance ceded:
      Carrying value of assets...........  $   11   $  367   $   --
      Carrying value of liabilities......      11     (367)      --
                                           -------  -------  -------
        Total reinsurance ceded..........  $   22   $   --   $   --
                                           =======  =======  =======
   Reinsurance recaptured:
      Carrying value of assets...........  $   --   $  (34)  $  243
      Carrying value of liabilities......      --      (84)    (441)
                                           -------  -------  -------
        Total reinsurance recaptured.....  $   --   $ (118)  $ (198)
                                           =======  =======  =======
   Reinsurance novated:
      Carrying value of assets...........  $   --   $   --   $   --
      Carrying value of liabilities......      --      (26)      --
                                           -------  -------  -------
        Total reinsurance novated........  $   --   $  (26)  $   --
                                           =======  =======  =======
   Capital contributions:
      Carrying value of assets (includes
        cash and invested cash)..........  $   --   $   --   $   10
      Carrying value of liabilities......      --       --       --
                                           -------  -------  -------
        Total capital contributions......  $   --   $   --   $   10
                                           =======  =======  =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
24. TRANSACTIONS WITH AFFILIATES


Transactions with affiliates (in millions) recorded on our consolidated financial statements were as follows:

                                                      AS OF DECEMBER 31,
                                                     --------------------
                                                       2013        2012
                                                     ---------   --------
Assets with affiliates:
   Accrued inter-company interest
      receivable(1)................................  $      2    $     --
   Bonds(2)........................................       773         100
   Ceded reinsurance contracts(3)..................       315       2,887
   Ceded reinsurance contracts(4)..................       268           9
   Ceded reinsurance contracts(5)..................        51          --
   Cash management agreement
      investment(5)................................       777         748
   Promissory note due from LNC(2).................       100          --
   Service agreement receivable(5).................         5          15
Liabilities with affiliates:
   Accrued inter-company interest
      payable(6)...................................         4          --
   Assumed reinsurance contracts(7)................       407         438
   Ceded reinsurance contracts(4)..................        --         183
   Ceded reinsurance contracts(8)..................     2,244       4,252
   Ceded reinsurance contracts(6)..................      (202)         --
   Inter-company short-term debt(9)................        51          28
   Inter-company long-term debt(10)................     2,350       1,679

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                         ----------------------------
                                           2013     2012      2011
                                         --------  -------  ---------
Revenues with affiliates:
   Premiums received on assumed
      (paid on ceded) reinsurance
      contracts(11)....................  $  (318)  $ (188)  $   (335)
   Net investment income on
      intercompany notes(12)...........        5       --         --
   Fees for management of general
      account(12)......................     (103)     (92)        --
Realized gains (losses) on
ceded reinsurance contracts:(13)
   GLB reserves embedded
      derivatives......................   (2,153)      --         --
   Reinsurance related settlements.....    2,110       --         --
   Other gains (losses)................      242       --         --
Benefits and expenses with affiliates:
   Reinsurance (recoveries) benefits
      on ceded reinsurance
      contracts(14)....................     (205)    (433)    (1,181)
   Service agreement payments(15)......      100      114         75
   Interest expense on
      inter-company debt(16)...........       92      109        107

--------------
(1)   Reported in accrued investment income on our Consolidated Balance
      Sheets.
(2)   Reported in fixed maturity AFS securities on our Consolidated Balance
      Sheets.
(3)   Reported in reinsurance recoverables on our Consolidated Balance
      Sheets.
(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.


(5)  Reported in other assets on our Consolidated Balance Sheets.
(6)  Reported in other liabilities on our Consolidated Balance Sheets.
(7)  Reported in future contract benefits on our Consolidated Balance Sheets.
(8) Reported in funds withheld reinsurance liabilities on our Consolidated Balance Sheets.
 (9) Reported in short-term debt on our Consolidated Balance Sheets.
(10) Reported in long-term debt on our Consolidated Balance Sheets.
(11) Reported in insurance premiums on our Consolidated Statements of Comprehensive Income (Loss).
(12) Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(13) Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(14) Reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).
(15) Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).
(16) Reported in interest and debt expense on our Consolidated Statements of Comprehensive Income (Loss).

BONDS
LNC issues bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

CASH MANAGEMENT AGREEMENT
In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently 3% of our admitted assets as of our most recent year end.

SERVICE AGREEMENT
In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: headcount, capital, investments by product, weighted policies in force, and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT
On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


24. TRANSACTIONS WITH AFFILIATES (CONTINUED)


with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

Effective January 1, 2012, LNL entered into an Investment Advisory Agreement with Lincoln Investment Management Company ("LIMCO"), also a wholly-owned subsidiary of LNC. LIMCO provides investment advisory services to LNL and enters into sub-advisory agreements with other third-party investment advisers.


CEDED REINSURANCE CONTRACTS
As discussed in Note 9, we cede insurance contracts to and assume insurance contracts from affiliated companies. We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR. As discussed in Note 6, we cede the change in the GLB reserves embedded derivatives and the related hedge results to LNBAR. As discussed in Note 3, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $651 million and $76 million as of December 31, 2013 and 2012, respectively. The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.



--------------------------------------------------------------------------------
25. SUBSEQUENT EVENTS


On March 26, 2014, LNL paid a cash dividend in the amount of $150 million to LNC.

                LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2013



                                                                                                                   MORTALITY &
                                                                                                                   EXPENSE
                                                                  CONTRACT                          CONTRACT       GUARANTEE
                                                                  PURCHASES                         REDEMPTIONS    CHARGES
                                                                  DUE FROM                          DUE TO         PAYABLE TO
                                                                  THE LINCOLN                       THE LINCOLN    THE LINCOLN
                                                                  NATIONAL LIFE                     NATIONAL LIFE  NATIONAL LIFE
                                                                  INSURANCE                         INSURANCE      INSURANCE
SUBACCOUNT                                         INVESTMENTS    COMPANY          TOTAL ASSETS     COMPANY        COMPANY
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B           $     30,262,035  $     24,155   $      30,286,190   $        --     $   1,349
ABVPSF International Value Class B                           128            --                 128            --            --
ABVPSF Large Cap Growth Class B                       10,080,068        74,810          10,154,878            --           444
ABVPSF Small/Mid Cap Value Class B                   204,924,602       203,931         205,128,533            --         9,123
American Funds Asset Allocation Class 1                  597,331            --             597,331            --            18
American Funds Blue Chip Income and
   Growth Class 1                                        971,687            --             971,687            --            34
American Funds Bond Class 1                              785,260        33,600             818,860            --            20
American Funds Global Balanced Class 1                   236,089            --             236,089            --             8
American Funds Global Bond Class 1                     1,089,580         8,400           1,097,980            --            30
American Funds Global Growth Class 1                     180,676            --             180,676            --             6
American Funds Global Growth Class 2                 328,774,501        54,114         328,828,615            --        13,913
American Funds Global Growth and Income
   Class 1                                               169,175            --             169,175            --             7
American Funds Global Small Capitalization
   Class 1                                               171,326            --             171,326            --             5
American Funds Global Small Capitalization
   Class 2                                           468,667,363       125,146         468,792,509            --        16,628
American Funds Growth Class 1                          1,831,146        23,800           1,854,946            --            58
American Funds Growth Class 2                      1,713,372,064            --       1,713,372,064        15,801        76,218
American Funds Growth-Income Class 1                     832,410        25,200             857,610            --            20
American Funds Growth-Income Class 2               2,169,278,728            --       2,169,278,728       101,923        87,020
American Funds High-Income Bond Class 1                  343,557         7,000             350,557            --            10
American Funds International Class 1                     451,230        15,400             466,630            --            14
American Funds International Class 2                 778,279,195       189,552         778,468,747            --        31,553
American Funds International Growth and
   Income Class 1                                        818,086            --             818,086            --            24
American Funds Managed Risk Asset
   Allocation Class P1                                   381,315            --             381,315            --             7
American Funds Managed Risk Blue Chip
   Income and Growth Class P1                             12,177            --              12,177            --            --
American Funds Managed Risk Growth
   Class P1                                               51,204            --              51,204            --             2
American Funds Managed Risk Growth-
   Income Class P1                                         6,275            --               6,275            --            --
American Funds Mortgage Class 1                          314,805            --             314,805            --            12
American Funds New World Class 1                         667,516        14,000             681,516            --            21
American Funds U.S. Government/AAA-
   Rated Securities Class 1                              270,587            --             270,587            --            10
BlackRock Global Allocation V.I. Class I                 937,885            --             937,885            --            19
BlackRock Global Allocation V.I. Class III         1,396,108,083       110,326       1,396,218,409            --        67,042
Delaware VIP Diversified Income Standard
   Class                                                 563,186            --             563,186            --            16
Delaware VIP Diversified Income Service
   Class                                           1,419,852,853       768,695       1,420,621,548            --        62,094
Delaware VIP Emerging Markets Service
   Class                                             366,296,681        24,649         366,321,330            --        16,533
Delaware VIP High Yield Standard Class                 5,123,133            --           5,123,133             8           201
Delaware VIP High Yield Service Class                224,553,004       218,605         224,771,609            --        10,382
Delaware VIP International Value Equity
   Standard Class                                        217,789            --             217,789            --             9
Delaware VIP Limited-Term Diversified Income
   Standard Class                                        902,849            --             902,849            --            37










SUBACCOUNT                                         NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B           $     30,284,841
ABVPSF International Value Class B                           128
ABVPSF Large Cap Growth Class B                       10,154,434
ABVPSF Small/Mid Cap Value Class B                   205,119,410
American Funds Asset Allocation Class 1                  597,313
American Funds Blue Chip Income and
   Growth Class 1                                        971,653
American Funds Bond Class 1                              818,840
American Funds Global Balanced Class 1                   236,081
American Funds Global Bond Class 1                     1,097,950
American Funds Global Growth Class 1                     180,670
American Funds Global Growth Class 2                 328,814,702
American Funds Global Growth and Income
   Class 1                                               169,168
American Funds Global Small Capitalization
   Class 1                                               171,321
American Funds Global Small Capitalization
   Class 2                                           468,775,881
American Funds Growth Class 1                          1,854,888
American Funds Growth Class 2                      1,713,280,045
American Funds Growth-Income Class 1                     857,590
American Funds Growth-Income Class 2               2,169,089,785
American Funds High-Income Bond Class 1                  350,547
American Funds International Class 1                     466,616
American Funds International Class 2                 778,437,194
American Funds International Growth and
   Income Class 1                                        818,062
American Funds Managed Risk Asset
   Allocation Class P1                                   381,308
American Funds Managed Risk Blue Chip
   Income and Growth Class P1                             12,177
American Funds Managed Risk Growth
   Class P1                                               51,202
American Funds Managed Risk Growth-
   Income Class P1                                         6,275
American Funds Mortgage Class 1                          314,793
American Funds New World Class 1                         681,495
American Funds U.S. Government/AAA-
   Rated Securities Class 1                              270,577
BlackRock Global Allocation V.I. Class I                 937,866
BlackRock Global Allocation V.I. Class III         1,396,151,367
Delaware VIP Diversified Income Standard
   Class                                                 563,170
Delaware VIP Diversified Income Service
   Class                                           1,420,559,454
Delaware VIP Emerging Markets Service
   Class                                             366,304,797
Delaware VIP High Yield Standard Class                 5,122,924
Delaware VIP High Yield Service Class                224,761,227
Delaware VIP International Value Equity
   Standard Class                                        217,780
Delaware VIP Limited-Term Diversified Income
   Standard Class                                        902,812



See accompanying notes.

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

DECEMBER 31, 2013



                                                                                                                     MORTALITY &
                                                                                                                     EXPENSE
                                                                     CONTRACT                         CONTRACT       GUARANTEE
                                                                     PURCHASES                        REDEMPTIONS    CHARGES
                                                                     DUE FROM                         DUE TO         PAYABLE TO
                                                                     THE LINCOLN                      THE LINCOLN    THE LINCOLN
                                                                     NATIONAL LIFE                    NATIONAL LIFE  NATIONAL LIFE
                                                                     INSURANCE                        INSURANCE      INSURANCE
SUBACCOUNT                                            INVESTMENTS    COMPANY          TOTAL ASSETS    COMPANY        COMPANY
------------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Limited-Term Diversified Income
   Service Class                                   $  1,295,151,527  $  1,256,984   $  1,296,408,511   $        --     $  47,540
Delaware VIP REIT Standard Class                          4,259,077            --          4,259,077             3           170
Delaware VIP REIT Service Class                         140,319,025        34,453        140,353,478            --         6,492
Delaware VIP Small Cap Value Standard Class               8,057,972            --          8,057,972           297           313
Delaware VIP Small Cap Value Service Class              373,192,453            --        373,192,453       252,244        17,066
Delaware VIP Smid Cap Growth Standard Class               9,430,731            --          9,430,731         1,186           366
Delaware VIP Smid Cap Growth Service Class              169,834,038        97,936        169,931,974            --         7,753
Delaware VIP U.S. Growth Service Class                  335,701,503            --        335,701,503       281,322        10,408
Delaware VIP Value Standard Class                         7,405,899            --          7,405,899             4           293
Delaware VIP Value Service Class                        250,209,448            --        250,209,448        77,080        11,657
DWS Alternative Asset Allocation VIP Class A                637,465            --            637,465            --            21
DWS Alternative Asset Allocation VIP Class B             52,983,463        16,963         53,000,426            --         2,496
DWS Equity 500 Index VIP Class A                          8,249,869            --          8,249,869            --           370
DWS Small Cap Index VIP Class A                           5,317,654            --          5,317,654           599           230
Fidelity VIP Contrafund Service Class 2               1,147,992,319            --      1,147,992,319        97,765        51,600
Fidelity VIP Growth Initial Class                         5,449,937            --          5,449,937             7           210
Fidelity VIP Growth Service Class 2                     160,639,028        31,676        160,670,704            --         7,503
Fidelity VIP Mid Cap Service Class 2                    567,774,633        44,046        567,818,679            --        25,308
FTVIPT Franklin Income Securities Class 2               637,503,925            --        637,503,925       450,456        27,612
FTVIPT Franklin Small-Mid Cap Growth
   Securities Class 2                                           153            --                153            --            --
FTVIPT Mutual Shares Securities Class 2                 821,419,318            --        821,419,318        82,964        27,581
FTVIPT Templeton Global Bond Securities
   Class 2                                              521,656,250            --        521,656,250        62,099        22,841
FTVIPT Templeton Growth Securities Class 2               49,576,116            --         49,576,116        12,812         2,273
Goldman Sachs VIT Large Cap Value Service
   Class                                                177,719,238            --        177,719,238        74,173         4,614
Huntington VA Balanced                                    3,020,184            --          3,020,184            --           127
Huntington VA Dividend Capture                            1,331,256            --          1,331,256            --            50
Invesco V.I. American Franchise Series I                  2,811,958            --          2,811,958             5           109
Invesco V.I. American Franchise Series II                 1,348,830         1,566          1,350,396            --            60
Invesco V.I. Core Equity Series I                         9,094,499            --          9,094,499           210           367
Invesco V.I. Core Equity Series II                        2,491,305         1,541          2,492,846            --           108
Invesco V.I. International Growth Series I                2,842,272            --          2,842,272            --           114
Invesco V.I. International Growth Series II               2,295,074            --          2,295,074             5           100
Janus Aspen Balanced Service Class                       18,534,046            --         18,534,046            77           826
Janus Aspen Enterprise Service Class                      5,757,323        64,852          5,822,175            --           255
Janus Aspen Global Research Service Class                 1,133,095        12,124          1,145,219            --            49
LVIP American Balanced Allocation Standard
   Class                                                  8,409,652            --          8,409,652            --           159
LVIP American Global Growth Service Class II             74,732,936            --         74,732,936        51,300         3,474
LVIP American Global Small Capitalization
   Service Class II                                      65,953,657         1,602         65,955,259            --         3,041
LVIP American Growth Allocation Standard
   Class                                                    651,811            --            651,811            --            16
LVIP American Growth Service Class II                   268,457,791            --        268,457,791        31,796        12,611
LVIP American Growth-Income Service Class II            220,627,612            --        220,627,612       120,429        10,326
LVIP American Income Allocation Standard
   Class                                                      1,344            --              1,344            --            --
LVIP American International Service Class II            136,727,075            --        136,727,075        23,251         6,440
LVIP American Preservation Standard Class                   214,550            --            214,550            --             8
LVIP Baron Growth Opportunities Service Class           184,504,530        56,472        184,561,002            --         8,510










SUBACCOUNT                                             NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Limited-Term Diversified Income
   Service Class                                   $  1,296,360,971
Delaware VIP REIT Standard Class                          4,258,904
Delaware VIP REIT Service Class                         140,346,986
Delaware VIP Small Cap Value Standard Class               8,057,362
Delaware VIP Small Cap Value Service Class              372,923,143
Delaware VIP Smid Cap Growth Standard Class               9,429,179
Delaware VIP Smid Cap Growth Service Class              169,924,221
Delaware VIP U.S. Growth Service Class                  335,409,773
Delaware VIP Value Standard Class                         7,405,602
Delaware VIP Value Service Class                        250,120,711
DWS Alternative Asset Allocation VIP Class A                637,444
DWS Alternative Asset Allocation VIP Class B             52,997,930
DWS Equity 500 Index VIP Class A                          8,249,499
DWS Small Cap Index VIP Class A                           5,316,825
Fidelity VIP Contrafund Service Class 2               1,147,842,954
Fidelity VIP Growth Initial Class                         5,449,720
Fidelity VIP Growth Service Class 2                     160,663,201
Fidelity VIP Mid Cap Service Class 2                    567,793,371
FTVIPT Franklin Income Securities Class 2               637,025,857
FTVIPT Franklin Small-Mid Cap Growth
   Securities Class 2                                           153
FTVIPT Mutual Shares Securities Class 2                 821,308,773
FTVIPT Templeton Global Bond Securities
   Class 2                                              521,571,310
FTVIPT Templeton Growth Securities Class 2               49,561,031
Goldman Sachs VIT Large Cap Value Service
   Class                                                177,640,451
Huntington VA Balanced                                    3,020,057
Huntington VA Dividend Capture                            1,331,206
Invesco V.I. American Franchise Series I                  2,811,844
Invesco V.I. American Franchise Series II                 1,350,336
Invesco V.I. Core Equity Series I                         9,093,922
Invesco V.I. Core Equity Series II                        2,492,738
Invesco V.I. International Growth Series I                2,842,158
Invesco V.I. International Growth Series II               2,294,969
Janus Aspen Balanced Service Class                       18,533,143
Janus Aspen Enterprise Service Class                      5,821,920
Janus Aspen Global Research Service Class                 1,145,170
LVIP American Balanced Allocation Standard
   Class                                                  8,409,493
LVIP American Global Growth Service Class II             74,678,162
LVIP American Global Small Capitalization
   Service Class II                                      65,952,218
LVIP American Growth Allocation Standard
   Class                                                    651,795
LVIP American Growth Service Class II                   268,413,384
LVIP American Growth-Income Service Class II            220,496,857
LVIP American Income Allocation Standard
   Class                                                      1,344
LVIP American International Service Class II            136,697,384
LVIP American Preservation Standard Class                   214,542
LVIP Baron Growth Opportunities Service Class           184,552,492



See accompanying notes.

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

DECEMBER 31, 2013



                                                                                                               MORTALITY &
                                                                                                               EXPENSE
                                                               CONTRACT                         CONTRACT       GUARANTEE
                                                               PURCHASES                        REDEMPTIONS    CHARGES
                                                               DUE FROM                         DUE TO         PAYABLE TO
                                                               THE LINCOLN                      THE LINCOLN    THE LINCOLN
                                                               NATIONAL LIFE                    NATIONAL LIFE  NATIONAL LIFE
                                                               INSURANCE                        INSURANCE      INSURANCE
SUBACCOUNT                                      INVESTMENTS    COMPANY          TOTAL ASSETS    COMPANY        COMPANY
------------------------------------------------------------------------------------------------------------------------------------
LVIP BlackRock Emerging Markets RPM
   Standard Class                            $         63,379  $         --   $         63,379   $        --     $       2
LVIP BlackRock Emerging Markets RPM
   Service Class                                   90,560,574       512,428         91,073,002            --         4,209
LVIP BlackRock Equity Dividend RPM
   Standard Class                                     100,978            --            100,978            --             2
LVIP BlackRock Equity Dividend RPM
   Service Class                                  306,461,458     1,089,488        307,550,946            --        14,302
LVIP BlackRock Global Allocation V.I. RPM
   Standard Class                                     279,814            --            279,814            --             9
LVIP BlackRock Global Allocation V.I. RPM
   Service Class                                  308,918,048     2,998,671        311,916,719            --        14,914
LVIP BlackRock Inflation Protected Bond
   Standard Class                                     457,698            --            457,698            --            13
LVIP BlackRock Inflation Protected Bond
   Service Class                                  753,211,040       608,858        753,819,898            --        33,419
LVIP Capital Growth Service Class                 323,262,031            --        323,262,031       211,566         8,925
LVIP Clarion Global Real Estate Service
   Class                                          101,098,340            --        101,098,340        22,377         4,637
LVIP Columbia Small-Mid Cap Growth
   RPM Service Class                              168,019,053       713,406        168,732,459            --         7,812
LVIP Delaware Bond Standard Class                 121,772,609            --        121,772,609        14,227         5,600
LVIP Delaware Bond Service Class                2,446,077,748       212,516      2,446,290,264            --        91,045
LVIP Delaware Diversified Floating Rate
   Standard Class                                     988,570            --            988,570            --            34
LVIP Delaware Diversified Floating Rate
   Service Class                                  669,521,731     1,689,191        671,210,922            --        31,577
LVIP Delaware Foundation Aggressive
   Allocation Standard Class                        7,980,848            --          7,980,848           159           373
LVIP Delaware Foundation Aggressive
   Allocation Service Class                        21,788,173            --         21,788,173        64,648         1,042
LVIP Delaware Growth and Income Service
   Class                                           45,488,902            --         45,488,902         5,313         2,052
LVIP Delaware Social Awareness Standard
   Class                                            9,795,190            63          9,795,253            --           431
LVIP Delaware Social Awareness Service
   Class                                           61,229,622            --         61,229,622         8,513         2,671
LVIP Delaware Special Opportunities Service
   Class                                           50,842,175            --         50,842,175        46,427         2,253
LVIP Dimensional Non-U.S. Equity RPM
   Standard Class                                   1,718,148            --          1,718,148            --            31
LVIP Dimensional Non-U.S. Equity RPM
   Service Class                                   96,130,908       688,451         96,819,359            --         4,480
LVIP Dimensional U.S. Equity RPM
   Standard Class                                   2,289,546            --          2,289,546            --            41
LVIP Dimensional U.S. Equity RPM Service
   Class                                          165,218,620       823,884        166,042,504            --         7,702
LVIP Dimensional/Vanguard Total Bond
   Standard Class                                   2,289,478            --          2,289,478            --            50
LVIP Dimensional/Vanguard Total Bond
   Service Class                                  217,041,371       323,363        217,364,734            --        10,109
LVIP Global Income Service Class                  507,023,444       160,141        507,183,585            --        22,672
LVIP JPMorgan High Yield Service Class            141,107,243       302,547        141,409,790            --         6,121










SUBACCOUNT                                       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
LVIP BlackRock Emerging Markets RPM
   Standard Class                            $         63,377
LVIP BlackRock Emerging Markets RPM
   Service Class                                   91,068,793
LVIP BlackRock Equity Dividend RPM
   Standard Class                                     100,976
LVIP BlackRock Equity Dividend RPM
   Service Class                                  307,536,644
LVIP BlackRock Global Allocation V.I. RPM
   Standard Class                                     279,805
LVIP BlackRock Global Allocation V.I. RPM
   Service Class                                  311,901,805
LVIP BlackRock Inflation Protected Bond
   Standard Class                                     457,685
LVIP BlackRock Inflation Protected Bond
   Service Class                                  753,786,479
LVIP Capital Growth Service Class                 323,041,540
LVIP Clarion Global Real Estate Service
   Class                                          101,071,326
LVIP Columbia Small-Mid Cap Growth
   RPM Service Class                              168,724,647
LVIP Delaware Bond Standard Class                 121,752,782
LVIP Delaware Bond Service Class                2,446,199,219
LVIP Delaware Diversified Floating Rate
   Standard Class                                     988,536
LVIP Delaware Diversified Floating Rate
   Service Class                                  671,179,345
LVIP Delaware Foundation Aggressive
   Allocation Standard Class                        7,980,316
LVIP Delaware Foundation Aggressive
   Allocation Service Class                        21,722,483
LVIP Delaware Growth and Income Service
   Class                                           45,481,537
LVIP Delaware Social Awareness Standard
   Class                                            9,794,822
LVIP Delaware Social Awareness Service
   Class                                           61,218,438
LVIP Delaware Special Opportunities Service
   Class                                           50,793,495
LVIP Dimensional Non-U.S. Equity RPM
   Standard Class                                   1,718,117
LVIP Dimensional Non-U.S. Equity RPM
   Service Class                                   96,814,879
LVIP Dimensional U.S. Equity RPM
   Standard Class                                   2,289,505
LVIP Dimensional U.S. Equity RPM Service
   Class                                          166,034,802
LVIP Dimensional/Vanguard Total Bond
   Standard Class                                   2,289,428
LVIP Dimensional/Vanguard Total Bond
   Service Class                                  217,354,625
LVIP Global Income Service Class                  507,160,913
LVIP JPMorgan High Yield Service Class            141,403,669



See accompanying notes.

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

DECEMBER 31, 2013



                                                                                                                    MORTALITY &
                                                                                                                    EXPENSE
                                                                    CONTRACT                         CONTRACT       GUARANTEE
                                                                    PURCHASES                        REDEMPTIONS    CHARGES
                                                                    DUE FROM                         DUE TO         PAYABLE TO
                                                                    THE LINCOLN                      THE LINCOLN    THE LINCOLN
                                                                    NATIONAL LIFE                    NATIONAL LIFE  NATIONAL LIFE
                                                                    INSURANCE                        INSURANCE      INSURANCE
SUBACCOUNT                                           INVESTMENTS    COMPANY          TOTAL ASSETS    COMPANY        COMPANY
------------------------------------------------------------------------------------------------------------------------------------
LVIP JPMorgan Mid Cap Value RPM Service
   Class                                          $    188,130,775  $    981,366   $    189,112,141   $        --     $   8,704
LVIP Managed Risk Profile 2010 Service Class             6,459,161            --          6,459,161            --           295
LVIP Managed Risk Profile 2020 Service Class            16,830,549        78,229         16,908,778            --           756
LVIP Managed Risk Profile 2030 Service Class             9,624,484       104,769          9,729,253            --           448
LVIP Managed Risk Profile 2040 Service Class             6,094,288            --          6,094,288            73           282
LVIP Managed Risk American Balanced
   Allocation Standard Class                               656,944            --            656,944            --            16
LVIP Managed Risk American Growth
   Allocation Standard Class                               466,895            --            466,895            --            14
LVIP Managed Risk Profile Conservative
   Service Class                                     1,094,678,055     1,087,960      1,095,766,015            --        51,901
LVIP Managed Risk Profile Growth Standard
   Class                                                 3,659,238            --          3,659,238            --            72
LVIP Managed Risk Profile Growth Service
   Class                                             6,138,947,283     5,071,260      6,144,018,543            --       263,827
LVIP Managed Risk Profile Moderate Standard
   Class                                                    50,307            --             50,307            --             2
LVIP Managed Risk Profile Moderate Service
   Class                                             5,188,459,790     3,848,548      5,192,308,338            --       224,753
LVIP MFS International Growth Service Class            154,103,340        29,706        154,133,046            --         5,460
LVIP MFS International Growth RPM Service
   Class                                                34,440,867       379,539         34,820,406            --         1,619
LVIP MFS Value Service Class                           850,194,626            --        850,194,626        76,095        27,521
LVIP Mid-Cap Value Service Class                        71,913,132        23,483         71,936,615            --         3,274
LVIP Mondrian International Value Standard
   Class                                                17,944,566            --         17,944,566        33,452           833
LVIP Mondrian International Value Service
   Class                                               323,308,203         7,821        323,316,024            --        12,010
LVIP Money Market Standard Class                        40,533,044            --         40,533,044       389,496         1,787
LVIP Money Market Service Class                        280,188,684            --        280,188,684       776,514        12,363
LVIP SSgA Bond Index Standard Class                        164,429            --            164,429            --             5
LVIP SSgA Bond Index Service Class                     990,779,707     1,305,295        992,085,002            --        46,168
LVIP SSgA Conservative Index Allocation
   Service Class                                        57,593,986            --         57,593,986       403,451         2,679
LVIP SSgA Conservative Structured Allocation
   Service Class                                       189,851,737            --        189,851,737        13,701         9,070
LVIP SSgA Developed International 150
   Standard Class                                           24,965            --             24,965            --             1
LVIP SSgA Developed International 150 Service
   Class                                               149,623,162            --        149,623,162       584,651         6,974
LVIP SSgA Emerging Markets 100 Standard
   Class                                                   279,688            --            279,688            --             6
LVIP SSgA Emerging Markets 100 Service Class           178,269,702            --        178,269,702       397,372         8,320
LVIP SSgA Global Tactical Allocation RPM
   Standard Class                                          200,136            --            200,136            --             7
LVIP SSgA Global Tactical Allocation RPM
   Service Class                                       731,323,897       823,070        732,146,967            --        34,541
LVIP SSgA International Index Standard Class               170,140            --            170,140            --             4
LVIP SSgA International Index Service Class            301,309,431        52,023        301,361,454            --        13,875
LVIP SSgA Large Cap 100 Standard Class                     791,929            --            791,929            --            32
LVIP SSgA Large Cap 100 Service Class                  317,818,667            --        317,818,667     1,043,792        14,862
LVIP SSgA Large Cap RPM Standard Class                       1,412            --              1,412            --            --
LVIP SSgA Large Cap RPM Service Class                   25,634,086       314,607         25,948,693            --         1,175










SUBACCOUNT                                            NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
LVIP JPMorgan Mid Cap Value RPM Service
   Class                                          $    189,103,437
LVIP Managed Risk Profile 2010 Service Class             6,458,866
LVIP Managed Risk Profile 2020 Service Class            16,908,022
LVIP Managed Risk Profile 2030 Service Class             9,728,805
LVIP Managed Risk Profile 2040 Service Class             6,093,933
LVIP Managed Risk American Balanced
   Allocation Standard Class                               656,928
LVIP Managed Risk American Growth
   Allocation Standard Class                               466,881
LVIP Managed Risk Profile Conservative
   Service Class                                     1,095,714,114
LVIP Managed Risk Profile Growth Standard
   Class                                                 3,659,166
LVIP Managed Risk Profile Growth Service
   Class                                             6,143,754,716
LVIP Managed Risk Profile Moderate Standard
   Class                                                    50,305
LVIP Managed Risk Profile Moderate Service
   Class                                             5,192,083,585
LVIP MFS International Growth Service Class            154,127,586
LVIP MFS International Growth RPM Service
   Class                                                34,818,787
LVIP MFS Value Service Class                           850,091,010
LVIP Mid-Cap Value Service Class                        71,933,341
LVIP Mondrian International Value Standard
   Class                                                17,910,281
LVIP Mondrian International Value Service
   Class                                               323,304,014
LVIP Money Market Standard Class                        40,141,761
LVIP Money Market Service Class                        279,399,807
LVIP SSgA Bond Index Standard Class                        164,424
LVIP SSgA Bond Index Service Class                     992,038,834
LVIP SSgA Conservative Index Allocation
   Service Class                                        57,187,856
LVIP SSgA Conservative Structured Allocation
   Service Class                                       189,828,966
LVIP SSgA Developed International 150
   Standard Class                                           24,964
LVIP SSgA Developed International 150 Service
   Class                                               149,031,537
LVIP SSgA Emerging Markets 100 Standard
   Class                                                   279,682
LVIP SSgA Emerging Markets 100 Service Class           177,864,010
LVIP SSgA Global Tactical Allocation RPM
   Standard Class                                          200,129
LVIP SSgA Global Tactical Allocation RPM
   Service Class                                       732,112,426
LVIP SSgA International Index Standard Class               170,136
LVIP SSgA International Index Service Class            301,347,579
LVIP SSgA Large Cap 100 Standard Class                     791,897
LVIP SSgA Large Cap 100 Service Class                  316,760,013
LVIP SSgA Large Cap RPM Standard Class                       1,412
LVIP SSgA Large Cap RPM Service Class                   25,947,518



See accompanying notes.

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

DECEMBER 31, 2013



                                                                                                                    MORTALITY &
                                                                                                                    EXPENSE
                                                                    CONTRACT                         CONTRACT       GUARANTEE
                                                                    PURCHASES                        REDEMPTIONS    CHARGES
                                                                    DUE FROM                         DUE TO         PAYABLE TO
                                                                    THE LINCOLN                      THE LINCOLN    THE LINCOLN
                                                                    NATIONAL LIFE                    NATIONAL LIFE  NATIONAL LIFE
                                                                    INSURANCE                        INSURANCE      INSURANCE
SUBACCOUNT                                           INVESTMENTS    COMPANY          TOTAL ASSETS    COMPANY        COMPANY
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSgA Moderate Index Allocation Service
   Class                                          $    174,581,135  $         --   $    174,581,135   $     3,991     $   8,231
LVIP SSgA Moderate Structured Allocation
   Service Class                                       861,769,681            --        861,769,681        24,084        40,347
LVIP SSgA Moderately Aggressive Index
   Allocation Service Class                            160,537,956       156,161        160,694,117            --         7,407
LVIP SSgA Moderately Aggressive Structured
   Allocation Service Class                            404,492,414       145,007        404,637,421            --        19,138
LVIP SSgA S&P 500 Index Standard Class                  36,207,330            --         36,207,330        11,738         1,482
LVIP SSgA S&P 500 Index Service Class                  840,054,622            --        840,054,622     1,348,251        38,708
LVIP SSgA Small-Cap Index Standard Class                   613,190        12,600            625,790            --            15
LVIP SSgA Small-Cap Index Service Class                297,706,723            --        297,706,723       117,459        13,562
LVIP SSgA Small-Cap RPM Standard Class                      40,067            --             40,067            --             1
LVIP SSgA Small-Cap RPM Service Class                   26,759,224       388,148         27,147,372            --         1,251
LVIP SSgA Small-Mid Cap 200 Standard Class                 792,826            --            792,826            --            27
LVIP SSgA Small-Mid Cap 200 Service Class              111,072,203            --        111,072,203       321,287         5,182
LVIP T. Rowe Price Growth Stock Service Class          188,523,678        81,418        188,605,096            --         8,689
LVIP T. Rowe Price Structured Mid-Cap
   Growth Standard Class                                 2,694,208            --          2,694,208         1,406           128
LVIP T. Rowe Price Structured Mid-Cap
   Growth Service Class                                 87,622,483            --         87,622,483        99,697         3,927
LVIP Templeton Growth RPM Service Class                377,612,987     1,550,619        379,163,606            --        17,259
LVIP UBS Large Cap Growth RPM Standard
   Class                                                 2,446,898            14          2,446,912            --           124
LVIP UBS Large Cap Growth RPM Service
   Class                                               160,064,077       534,999        160,599,076            --         7,608
LVIP Vanguard Domestic Equity ETF Standard
   Class                                                   375,050            --            375,050            --            13
LVIP Vanguard Domestic Equity ETF Service
   Class                                                81,270,075            --         81,270,075        14,345         3,654
LVIP Vanguard International Equity ETF
   Standard Class                                          359,174            --            359,174            --            12
LVIP Vanguard International Equity ETF
   Service Class                                        41,587,108        20,221         41,607,329            --         1,886
LVIP VIP Contrafund RPM Standard Class                     112,803            --            112,803            --             3
LVIP VIP Contrafund RPM Service Class                   95,072,594       567,489         95,640,083            --         4,388
Lord Abbett Fundamental Equity Class VC                 17,241,592            --         17,241,592         3,311           445
MFS VIT Core Equity Service Class                        2,924,999            --          2,924,999       137,196           134
MFS VIT Growth Initial Class                             3,411,724            --          3,411,724           118           131
MFS VIT Growth Service Class                            38,990,553        22,726         39,013,279            --         1,661
MFS VIT Total Return Initial Class                      10,232,986            --         10,232,986           176           402
MFS VIT Utilities Initial Class                         10,793,240           803         10,794,043            --           417
MFS VIT Utilities Service Class                        217,756,939         8,328        217,765,267            --         9,654
Morgan Stanley UIF Capital Growth Class II               1,998,769            --          1,998,769           649            51
NB AMT Mid Cap Intrinsic Value I Class                  40,755,092            --         40,755,092        61,341         1,842
Oppenheimer Global Fund/VA Service Class                 8,795,209            --          8,795,209         2,347           233
PIMCO VIT CommodityRealReturn Strategy
   Advisor Class                                        12,320,958            --         12,320,958        24,269           532
Putnam VT Global Health Care Class IB                    4,055,414           580          4,055,994            --           172
Putnam VT Growth & Income Class IB                       1,743,437         1,555          1,744,992            --            78










SUBACCOUNT                                            NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSgA Moderate Index Allocation Service
   Class                                          $    174,568,913
LVIP SSgA Moderate Structured Allocation
   Service Class                                       861,705,250
LVIP SSgA Moderately Aggressive Index
   Allocation Service Class                            160,686,710
LVIP SSgA Moderately Aggressive Structured
   Allocation Service Class                            404,618,283
LVIP SSgA S&P 500 Index Standard Class                  36,194,110
LVIP SSgA S&P 500 Index Service Class                  838,667,663
LVIP SSgA Small-Cap Index Standard Class                   625,775
LVIP SSgA Small-Cap Index Service Class                297,575,702
LVIP SSgA Small-Cap RPM Standard Class                      40,066
LVIP SSgA Small-Cap RPM Service Class                   27,146,121
LVIP SSgA Small-Mid Cap 200 Standard Class                 792,799
LVIP SSgA Small-Mid Cap 200 Service Class              110,745,734
LVIP T. Rowe Price Growth Stock Service Class          188,596,407
LVIP T. Rowe Price Structured Mid-Cap
   Growth Standard Class                                 2,692,674
LVIP T. Rowe Price Structured Mid-Cap
   Growth Service Class                                 87,518,859
LVIP Templeton Growth RPM Service Class                379,146,347
LVIP UBS Large Cap Growth RPM Standard
   Class                                                 2,446,788
LVIP UBS Large Cap Growth RPM Service
   Class                                               160,591,468
LVIP Vanguard Domestic Equity ETF Standard
   Class                                                   375,037
LVIP Vanguard Domestic Equity ETF Service
   Class                                                81,252,076
LVIP Vanguard International Equity ETF
   Standard Class                                          359,162
LVIP Vanguard International Equity ETF
   Service Class                                        41,605,443
LVIP VIP Contrafund RPM Standard Class                     112,800
LVIP VIP Contrafund RPM Service Class                   95,635,695
Lord Abbett Fundamental Equity Class VC                 17,237,836
MFS VIT Core Equity Service Class                        2,787,669
MFS VIT Growth Initial Class                             3,411,475
MFS VIT Growth Service Class                            39,011,618
MFS VIT Total Return Initial Class                      10,232,408
MFS VIT Utilities Initial Class                         10,793,626
MFS VIT Utilities Service Class                        217,755,613
Morgan Stanley UIF Capital Growth Class II               1,998,069
NB AMT Mid Cap Intrinsic Value I Class                  40,691,909
Oppenheimer Global Fund/VA Service Class                 8,792,629
PIMCO VIT CommodityRealReturn Strategy
   Advisor Class                                        12,296,157
Putnam VT Global Health Care Class IB                    4,055,822
Putnam VT Growth & Income Class IB                       1,744,914



See accompanying notes.

                    [THIS PAGE INTENTIONALLY LEFT BLANK]

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2013




                                                                              DIVIDENDS
                                                                              FROM          MORTALITY AND        NET
                                                                              INVESTMENT    EXPENSE              INVESTMENT
SUBACCOUNT                                                                    INCOME        GUARANTEE CHARGES    INCOME (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                        $       6,191     $     (434,031)  $     (427,840)
ABVPSF Growth and Income Class B                                                 1,822,455           (944,474)         877,981
ABVPSF International Value Class B                                               4,108,129           (912,480)       3,195,649
ABVPSF Large Cap Growth Class B                                                         --           (151,018)        (151,018)
ABVPSF Small/Mid Cap Value Class B                                                 766,671         (2,842,946)      (2,076,275)
American Century VP Inflation Protection Class II                                2,197,850         (2,857,592)        (659,742)
American Funds Asset Allocation Class 1                                              9,042             (3,693)           5,349
American Funds Blue Chip Income and Growth Class 1                                  18,548            (10,058)           8,490
American Funds Bond Class 1                                                         13,660             (3,087)          10,573
American Funds Global Balanced Class 1                                               3,657             (1,004)           2,653
American Funds Global Bond Class 1                                                      --             (5,731)          (5,731)
American Funds Global Discovery Class 1                                                187                (94)              93
American Funds Global Growth Class 1                                                 2,116               (746)           1,370
American Funds Global Growth Class 2                                             3,753,150         (4,745,908)        (992,758)
American Funds Global Growth and Income Class 1                                      4,607               (513)           4,094
American Funds Global Small Capitalization Class 1                                     242               (483)            (241)
American Funds Global Small Capitalization Class 2                               3,820,410         (5,760,939)      (1,940,529)
American Funds Growth Class 1                                                       14,310             (8,563)           5,747
American Funds Growth Class 2                                                   14,937,686        (26,680,352)     (11,742,666)
American Funds Growth-Income Class 1                                                 9,768             (1,904)           7,864
American Funds Growth-Income Class 2                                            26,753,541        (29,714,051)      (2,960,510)
American Funds High-Income Bond Class 1                                             20,926             (2,611)          18,315
American Funds International Class 1                                                 6,018             (3,537)           2,481
American Funds International Class 2                                             9,848,138        (10,906,914)      (1,058,776)
American Funds International Growth and Income Class 1                              19,133             (3,071)          16,062
American Funds Managed Risk Asset Allocation Class P1                                3,865               (752)           3,113
American Funds Managed Risk Blue Chip Income and Growth Class P1                       177                (21)             156
American Funds Managed Risk Growth Class P1                                            327               (110)             217
American Funds Managed Risk Growth-Income Class P1                                      61                 (2)              59
American Funds Mortgage Class 1                                                      2,275             (2,318)             (43)
American Funds New World Class 1                                                     8,242             (2,512)           5,730
American Funds U.S. Government/AAA-Rated Securities Class 1                          2,802             (3,159)            (357)
BlackRock Global Allocation V.I. Class I                                             7,244             (2,210)           5,034
BlackRock Global Allocation V.I. Class III                                      14,119,161        (23,406,996)      (9,287,835)
Delaware VIP Diversified Income Standard Class                                       1,970             (2,163)            (193)
Delaware VIP Diversified Income Service Class                                   30,292,495        (22,624,852)       7,667,643
Delaware VIP Emerging Markets Service Class                                      5,185,591         (5,856,673)        (671,082)
Delaware VIP High Yield Standard Class                                             742,215           (103,194)         639,021
Delaware VIP High Yield Service Class                                           17,238,948         (3,933,110)      13,305,838
Delaware VIP International Value Equity Standard Class                               3,278             (3,038)             240
Delaware VIP Limited-Term Diversified Income Standard Class                          4,934             (5,193)            (259)
Delaware VIP Limited-Term Diversified Income Service Class                      14,934,877        (15,570,032)        (635,155)
Delaware VIP REIT Standard Class                                                    66,148            (62,835)           3,313
Delaware VIP REIT Service Class                                                  2,046,682         (2,629,427)        (582,745)
Delaware VIP Small Cap Value Standard Class                                         55,667           (106,997)         (51,330)
Delaware VIP Small Cap Value Service Class                                       1,839,902         (5,892,495)      (4,052,593)
Delaware VIP Smid Cap Growth Standard Class                                          2,123           (120,025)        (117,902)
Delaware VIP Smid Cap Growth Service Class                                              --         (2,461,174)      (2,461,174)
Delaware VIP U.S. Growth Service Class                                             378,466         (3,539,302)      (3,160,836)
Delaware VIP Value Standard Class                                                  115,469            (95,053)          20,416
Delaware VIP Value Service Class                                                 3,400,817         (3,774,552)        (373,735)
DWS Alternative Asset Allocation VIP Class A                                         1,735             (3,156)          (1,421)
DWS Alternative Asset Allocation VIP Class B                                       920,470           (883,353)          37,117
DWS Equity 500 Index VIP Class A                                                   345,927           (196,623)         149,304
DWS Equity 500 Index VIP Class B                                                   396,462           (159,657)         236,805
DWS Small Cap Index VIP Class A                                                     83,834            (79,579)           4,255
DWS Small Cap Index VIP Class B                                                    172,171            (71,828)         100,343


                                                                                              DIVIDENDS
                                                                                              FROM           TOTAL
                                                                             NET REALIZED     NET REALIZED   NET REALIZED
                                                                             GAIN (LOSS)      GAIN ON        GAIN (LOSS)
SUBACCOUNT                                                                   ON INVESTMENTS   INVESTMENTS    ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                        $      620,618   $          --   $     620,618
ABVPSF Growth and Income Class B                                                 34,702,592              --      34,702,592
ABVPSF International Value Class B                                               (9,882,657)             --      (9,882,657)
ABVPSF Large Cap Growth Class B                                                     644,988              --         644,988
ABVPSF Small/Mid Cap Value Class B                                               10,607,653      10,474,967      21,082,620
American Century VP Inflation Protection Class II                                17,770,660      15,768,821      33,539,481
American Funds Asset Allocation Class 1                                                 260              --             260
American Funds Blue Chip Income and Growth Class 1                                   17,181              --          17,181
American Funds Bond Class 1                                                            (179)          2,469           2,290
American Funds Global Balanced Class 1                                                2,410           1,707           4,117
American Funds Global Bond Class 1                                                   (3,024)          5,203           2,179
American Funds Global Discovery Class 1                                               4,530           2,034           6,564
American Funds Global Growth Class 1                                                    528              --             528
American Funds Global Growth Class 2                                             15,061,326              --      15,061,326
American Funds Global Growth and Income Class 1                                         129              --             129
American Funds Global Small Capitalization Class 1                                      210              --             210
American Funds Global Small Capitalization Class 2                               14,626,969              --      14,626,969
American Funds Growth Class 1                                                         7,161              --           7,161
American Funds Growth Class 2                                                    90,372,068              --      90,372,068
American Funds Growth-Income Class 1                                                    992              --             992
American Funds Growth-Income Class 2                                             89,524,209              --      89,524,209
American Funds High-Income Bond Class 1                                                (500)             --            (500)
American Funds International Class 1                                                  3,132              --           3,132
American Funds International Class 2                                             14,268,499              --      14,268,499
American Funds International Growth and Income Class 1                                  634          11,750          12,384
American Funds Managed Risk Asset Allocation Class P1                                    86              --              86
American Funds Managed Risk Blue Chip Income and Growth Class P1                          1              --               1
American Funds Managed Risk Growth Class P1                                              10              --              10
American Funds Managed Risk Growth-Income Class P1                                       --              --              --
American Funds Mortgage Class 1                                                        (110)            261             151
American Funds New World Class 1                                                      1,047             409           1,456
American Funds U.S. Government/AAA-Rated Securities Class 1                         (11,471)          9,259          (2,212)
BlackRock Global Allocation V.I. Class I                                              1,008          20,896          21,904
BlackRock Global Allocation V.I. Class III                                       14,629,737      55,965,196      70,594,933
Delaware VIP Diversified Income Standard Class                                       (2,208)          1,144          (1,064)
Delaware VIP Diversified Income Service Class                                      (346,232)     19,631,617      19,285,385
Delaware VIP Emerging Markets Service Class                                       4,341,490              --       4,341,490
Delaware VIP High Yield Standard Class                                              382,760              --         382,760
Delaware VIP High Yield Service Class                                             6,110,240              --       6,110,240
Delaware VIP International Value Equity Standard Class                              (11,046)             --         (11,046)
Delaware VIP Limited-Term Diversified Income Standard Class                            (752)             --            (752)
Delaware VIP Limited-Term Diversified Income Service Class                       (1,654,789)             --      (1,654,789)
Delaware VIP REIT Standard Class                                                     32,081              --          32,081
Delaware VIP REIT Service Class                                                   2,801,314              --       2,801,314
Delaware VIP Small Cap Value Standard Class                                         486,643         352,959         839,602
Delaware VIP Small Cap Value Service Class                                       17,419,108      16,511,945      33,931,053
Delaware VIP Smid Cap Growth Standard Class                                         430,771         471,642         902,413
Delaware VIP Smid Cap Growth Service Class                                        6,883,691       8,370,286      15,253,977
Delaware VIP U.S. Growth Service Class                                           17,246,016      11,272,893      28,518,909
Delaware VIP Value Standard Class                                                   300,939              --         300,939
Delaware VIP Value Service Class                                                 12,555,323              --      12,555,323
DWS Alternative Asset Allocation VIP Class A                                           (788)             --            (788)
DWS Alternative Asset Allocation VIP Class B                                        163,330              --         163,330
DWS Equity 500 Index VIP Class A                                                  4,029,386         410,915       4,440,301
DWS Equity 500 Index VIP Class B                                                  6,838,765         546,109       7,384,874
DWS Small Cap Index VIP Class A                                                     243,009         201,529         444,538
DWS Small Cap Index VIP Class B                                                   2,163,742         484,129       2,647,871


                                                                             NET CHANGE        NET INCREASE
                                                                             IN UNREALIZED     (DECREASE)
                                                                             APPRECIATION OR   IN NET ASSETS
                                                                             DEPRECIATION      RESULTING
SUBACCOUNT                                                                   ON INVESTMENTS    FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                        $     5,084,857   $     5,277,635
ABVPSF Growth and Income Class B                                                 (11,084,075)       24,496,498
ABVPSF International Value Class B                                                26,198,610        19,511,602
ABVPSF Large Cap Growth Class B                                                    2,305,479         2,799,449
ABVPSF Small/Mid Cap Value Class B                                                32,641,063        51,647,408
American Century VP Inflation Protection Class II                                (42,745,360)       (9,865,621)
American Funds Asset Allocation Class 1                                               44,336            49,945
American Funds Blue Chip Income and Growth Class 1                                   171,868           197,539
American Funds Bond Class 1                                                          (17,951)           (5,088)
American Funds Global Balanced Class 1                                                 6,083            12,853
American Funds Global Bond Class 1                                                    (6,939)          (10,491)
American Funds Global Discovery Class 1                                                 (924)            5,733
American Funds Global Growth Class 1                                                  19,171            21,069
American Funds Global Growth Class 2                                              60,136,168        74,204,736
American Funds Global Growth and Income Class 1                                        6,264            10,487
American Funds Global Small Capitalization Class 1                                    12,493            12,462
American Funds Global Small Capitalization Class 2                                91,343,481       104,029,921
American Funds Growth Class 1                                                        164,673           177,581
American Funds Growth Class 2                                                    326,110,704       404,740,106
American Funds Growth-Income Class 1                                                  64,741            73,597
American Funds Growth-Income Class 2                                             467,879,436       554,443,135
American Funds High-Income Bond Class 1                                               (6,213)           11,602
American Funds International Class 1                                                  44,867            50,480
American Funds International Class 2                                             119,788,911       132,998,634
American Funds International Growth and Income Class 1                                23,283            51,729
American Funds Managed Risk Asset Allocation Class P1                                 24,094            27,293
American Funds Managed Risk Blue Chip Income and Growth Class P1                         872             1,029
American Funds Managed Risk Growth Class P1                                            1,520             1,747
American Funds Managed Risk Growth-Income Class P1                                       147               206
American Funds Mortgage Class 1                                                       (6,315)           (6,207)
American Funds New World Class 1                                                      25,764            32,950
American Funds U.S. Government/AAA-Rated Securities Class 1                           (8,881)          (11,450)
BlackRock Global Allocation V.I. Class I                                              13,074            40,012
BlackRock Global Allocation V.I. Class III                                        93,822,866       155,129,964
Delaware VIP Diversified Income Standard Class                                          (558)           (1,815)
Delaware VIP Diversified Income Service Class                                    (71,365,727)      (44,412,699)
Delaware VIP Emerging Markets Service Class                                       24,441,965        28,112,373
Delaware VIP High Yield Standard Class                                              (429,579)          592,202
Delaware VIP High Yield Service Class                                             (3,181,721)       16,234,357
Delaware VIP International Value Equity Standard Class                                50,190            39,384
Delaware VIP Limited-Term Diversified Income Standard Class                           (2,363)           (3,374)
Delaware VIP Limited-Term Diversified Income Service Class                       (27,575,156)      (29,865,100)
Delaware VIP REIT Standard Class                                                      (2,359)           33,035
Delaware VIP REIT Service Class                                                   (1,691,895)          526,674
Delaware VIP Small Cap Value Standard Class                                        1,284,911         2,073,183
Delaware VIP Small Cap Value Service Class                                        64,867,532        94,745,992
Delaware VIP Smid Cap Growth Standard Class                                        2,022,154         2,806,665
Delaware VIP Smid Cap Growth Service Class                                        35,339,747        48,132,550
Delaware VIP U.S. Growth Service Class                                            62,455,438        87,813,511
Delaware VIP Value Standard Class                                                  1,465,995         1,787,350
Delaware VIP Value Service Class                                                  46,303,024        58,484,612
DWS Alternative Asset Allocation VIP Class A                                           6,938             4,729
DWS Alternative Asset Allocation VIP Class B                                        (700,499)         (500,052)
DWS Equity 500 Index VIP Class A                                                    (705,958)        3,883,647
DWS Equity 500 Index VIP Class B                                                  (3,701,998)        3,919,681
DWS Small Cap Index VIP Class A                                                    1,103,588         1,552,381
DWS Small Cap Index VIP Class B                                                     (923,878)        1,824,336



See accompanying notes.

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

YEAR ENDED DECEMBER 31, 2013




                                                                       DIVIDENDS
                                                                       FROM          MORTALITY AND        NET
                                                                       INVESTMENT    EXPENSE              INVESTMENT
SUBACCOUNT                                                             INCOME        GUARANTEE CHARGES    INCOME (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund Service Class 2                               $   8,726,098     $  (17,506,775)  $   (8,780,677)
Fidelity VIP Equity-Income Initial Class                                         --            (33,572)         (33,572)
Fidelity VIP Equity-Income Service Class 2                                      260           (214,143)        (213,883)
Fidelity VIP Growth Initial Class                                            14,024            (69,748)         (55,724)
Fidelity VIP Growth Service Class 2                                          66,577         (2,464,828)      (2,398,251)
Fidelity VIP Mid Cap Service Class 2                                      1,405,718         (8,562,260)      (7,156,542)
Fidelity VIP Overseas Initial Class                                              --             (8,461)          (8,461)
Fidelity VIP Overseas Service Class 2                                            --           (439,883)        (439,883)
FTVIPT Franklin Income Securities Class 2                                38,662,655         (9,710,008)      28,952,647
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                          --           (609,204)        (609,204)
FTVIPT Mutual Shares Securities Class 2                                  15,892,395         (9,531,889)       6,360,506
FTVIPT Templeton Global Bond Securities Class 2                          26,180,737         (8,771,815)      17,408,922
FTVIPT Templeton Growth Securities Class 2                                1,283,912           (804,002)         479,910
Goldman Sachs VIT Large Cap Value Service Class                           1,580,388         (1,613,932)         (33,544)
Huntington VA Balanced                                                       57,218            (43,878)          13,340
Huntington VA Dividend Capture                                               38,857            (17,359)          21,498
Invesco V.I. American Franchise Series I                                     11,461            (38,026)         (26,565)
Invesco V.I. American Franchise Series II                                     3,058            (20,144)         (17,086)
Invesco V.I. Core Equity Series I                                           121,043           (131,852)         (10,809)
Invesco V.I. Core Equity Series II                                           29,242            (38,552)          (9,310)
Invesco V.I. International Growth Series I                                   34,266            (41,744)          (7,478)
Invesco V.I. International Growth Series II                                  21,877            (34,087)         (12,210)
Janus Aspen Balanced Service Class                                          242,971           (293,926)         (50,955)
Janus Aspen Enterprise Service Class                                         20,561            (92,417)         (71,856)
Janus Aspen Global Research Service Class                                    11,443            (17,064)          (5,621)
LVIP American Balanced Allocation Standard Class                            164,816            (41,781)         123,035
LVIP American Global Growth Service Class II                                584,121         (1,064,331)        (480,210)
LVIP American Global Small Capitalization Service Class II                  141,312           (983,089)        (841,777)
LVIP American Growth Allocation Standard Class                               11,856             (3,074)           8,782
LVIP American Growth Service Class II                                     1,432,178         (4,080,241)      (2,648,063)
LVIP American Growth-Income Service Class II                              2,018,616         (3,278,529)      (1,259,913)
LVIP American Income Allocation Standard Class                                   28                 (3)              25
LVIP American International Service Class II                              1,258,036         (2,127,502)        (869,466)
LVIP American Preservation Standard Class                                     2,418               (546)           1,872
LVIP Baron Growth Opportunities Service Class                               684,784         (2,592,147)      (1,907,363)
LVIP BlackRock Emerging Markets RPM Standard Class                              486               (160)             326
LVIP BlackRock Emerging Markets RPM Service Class                           447,886           (761,372)        (313,486)
LVIP BlackRock Equity Dividend RPM Standard Class                             1,418                (53)           1,365
LVIP BlackRock Equity Dividend RPM Service Class                          3,584,798         (2,936,493)         648,305
LVIP BlackRock Global Allocation V.I. RPM Standard Class                         --               (423)            (423)
LVIP BlackRock Global Allocation V.I. RPM Service Class                          --         (1,451,804)      (1,451,804)
LVIP BlackRock Inflation Protected Bond Standard Class                        1,488             (3,297)          (1,809)
LVIP BlackRock Inflation Protected Bond Service Class                     2,073,931        (10,333,504)      (8,259,573)
LVIP Capital Growth Service Class                                                --         (2,975,376)      (2,975,376)
LVIP Clarion Global Real Estate Service Class                                    --         (1,676,921)      (1,676,921)
LVIP Columbia Small-Mid Cap Growth RPM Service Class                             --         (1,536,639)      (1,536,639)
LVIP Delaware Bond Standard Class                                         2,259,122         (2,250,215)           8,907
LVIP Delaware Bond Service Class                                         36,425,672        (32,543,131)       3,882,541
LVIP Delaware Diversified Floating Rate Standard Class                        7,219             (4,588)           2,631
LVIP Delaware Diversified Floating Rate Service Class                     3,182,838         (6,679,520)      (3,496,682)
LVIP Delaware Foundation Aggressive Allocation Standard Class               117,642           (146,696)         (29,054)
LVIP Delaware Foundation Aggressive Allocation Service Class                271,778           (375,414)        (103,636)
LVIP Delaware Growth and Income Service Class                               589,460           (670,629)         (81,169)
LVIP Delaware Social Awareness Standard Class                               112,452           (152,319)         (39,867)
LVIP Delaware Social Awareness Service Class                                515,979           (849,676)        (333,697)
LVIP Delaware Special Opportunities Service Class                           367,408           (758,861)        (391,453)
LVIP Dimensional Non-U.S. Equity RPM Standard Class                          29,069             (7,099)          21,970


                                                                                       DIVIDENDS
                                                                                       FROM           TOTAL
                                                                      NET REALIZED     NET REALIZED   NET REALIZED
                                                                      GAIN (LOSS)      GAIN ON        GAIN (LOSS)
SUBACCOUNT                                                            ON INVESTMENTS   INVESTMENTS    ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund Service Class 2                               $   37,304,098   $     305,583   $  37,609,681
Fidelity VIP Equity-Income Initial Class                                     347,290          17,358         364,648
Fidelity VIP Equity-Income Service Class 2                                 2,416,278          97,129       2,513,407
Fidelity VIP Growth Initial Class                                             85,512           3,339          88,851
Fidelity VIP Growth Service Class 2                                        8,602,737         101,313       8,704,050
Fidelity VIP Mid Cap Service Class 2                                      16,588,700      67,606,729      84,195,429
Fidelity VIP Overseas Initial Class                                           69,867              --          69,867
Fidelity VIP Overseas Service Class 2                                      5,818,570              --       5,818,570
FTVIPT Franklin Income Securities Class 2                                  5,069,443              --       5,069,443
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                   23,061,593              --      23,061,593
FTVIPT Mutual Shares Securities Class 2                                   25,561,425              --      25,561,425
FTVIPT Templeton Global Bond Securities Class 2                            8,013,874       6,759,514      14,773,388
FTVIPT Templeton Growth Securities Class 2                                 1,150,873              --       1,150,873
Goldman Sachs VIT Large Cap Value Service Class                            7,191,419      19,271,221      26,462,640
Huntington VA Balanced                                                        32,524          26,925          59,449
Huntington VA Dividend Capture                                                28,242              --          28,242
Invesco V.I. American Franchise Series I                                      96,800              --          96,800
Invesco V.I. American Franchise Series II                                     33,496              --          33,496
Invesco V.I. Core Equity Series I                                            420,573              --         420,573
Invesco V.I. Core Equity Series II                                           147,796              --         147,796
Invesco V.I. International Growth Series I                                   215,362              --         215,362
Invesco V.I. International Growth Series II                                  106,122              --         106,122
Janus Aspen Balanced Service Class                                           525,993         997,602       1,523,595
Janus Aspen Enterprise Service Class                                         734,294              --         734,294
Janus Aspen Global Research Service Class                                     62,906              --          62,906
LVIP American Balanced Allocation Standard Class                               4,388          30,702          35,090
LVIP American Global Growth Service Class II                               1,895,411              --       1,895,411
LVIP American Global Small Capitalization Service Class II                 1,457,514              --       1,457,514
LVIP American Growth Allocation Standard Class                                   658           2,339           2,997
LVIP American Growth Service Class II                                      6,632,918              --       6,632,918
LVIP American Growth-Income Service Class II                               6,517,008              --       6,517,008
LVIP American Income Allocation Standard Class                                    --               2               2
LVIP American International Service Class II                               2,476,772              --       2,476,772
LVIP American Preservation Standard Class                                        171              --             171
LVIP Baron Growth Opportunities Service Class                              9,828,136      12,810,179      22,638,315
LVIP BlackRock Emerging Markets RPM Standard Class                               (33)             --             (33)
LVIP BlackRock Emerging Markets RPM Service Class                           (191,636)             --        (191,636)
LVIP BlackRock Equity Dividend RPM Standard Class                                  3              --               3
LVIP BlackRock Equity Dividend RPM Service Class                           1,826,190              --       1,826,190
LVIP BlackRock Global Allocation V.I. RPM Standard Class                           4             422             426
LVIP BlackRock Global Allocation V.I. RPM Service Class                      155,194         464,114         619,308
LVIP BlackRock Inflation Protected Bond Standard Class                        (8,296)          7,065          (1,231)
LVIP BlackRock Inflation Protected Bond Service Class                     (5,549,604)     19,551,764      14,002,160
LVIP Capital Growth Service Class                                         14,041,430              --      14,041,430
LVIP Clarion Global Real Estate Service Class                              4,071,668              --       4,071,668
LVIP Columbia Small-Mid Cap Growth RPM Service Class                         968,216       1,853,240       2,821,456
LVIP Delaware Bond Standard Class                                          1,661,383       1,489,477       3,150,860
LVIP Delaware Bond Service Class                                           4,132,190      27,960,867      32,093,057
LVIP Delaware Diversified Floating Rate Standard Class                           (24)             --             (24)
LVIP Delaware Diversified Floating Rate Service Class                         65,836              --          65,836
LVIP Delaware Foundation Aggressive Allocation Standard Class                259,306              --         259,306
LVIP Delaware Foundation Aggressive Allocation Service Class                 879,254              --         879,254
LVIP Delaware Growth and Income Service Class                              2,162,055       1,117,297       3,279,352
LVIP Delaware Social Awareness Standard Class                                781,625         174,311         955,936
LVIP Delaware Social Awareness Service Class                               2,938,921       1,071,638       4,010,559
LVIP Delaware Special Opportunities Service Class                          1,184,496       4,072,269       5,256,765
LVIP Dimensional Non-U.S. Equity RPM Standard Class                           10,380           1,232          11,612


                                                                      NET CHANGE        NET INCREASE
                                                                      IN UNREALIZED     (DECREASE)
                                                                      APPRECIATION OR   IN NET ASSETS
                                                                      DEPRECIATION      RESULTING
SUBACCOUNT                                                            ON INVESTMENTS    FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund Service Class 2                               $   240,308,847   $   269,137,851
Fidelity VIP Equity-Income Initial Class                                      670,085         1,001,161
Fidelity VIP Equity-Income Service Class 2                                  3,132,140         5,431,664
Fidelity VIP Growth Initial Class                                           1,432,453         1,465,580
Fidelity VIP Growth Service Class 2                                        35,563,204        41,869,003
Fidelity VIP Mid Cap Service Class 2                                       74,232,293       151,271,180
Fidelity VIP Overseas Initial Class                                           116,119           177,525
Fidelity VIP Overseas Service Class 2                                       2,438,470         7,817,157
FTVIPT Franklin Income Securities Class 2                                  35,863,934        69,886,024
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                    (7,116,865)       15,335,524
FTVIPT Mutual Shares Securities Class 2                                   149,773,803       181,695,734
FTVIPT Templeton Global Bond Securities Class 2                           (32,493,561)         (311,251)
FTVIPT Templeton Growth Securities Class 2                                 10,468,756        12,099,539
Goldman Sachs VIT Large Cap Value Service Class                            20,221,525        46,650,621
Huntington VA Balanced                                                        287,085           359,874
Huntington VA Dividend Capture                                                162,295           212,035
Invesco V.I. American Franchise Series I                                      799,424           869,659
Invesco V.I. American Franchise Series II                                     382,367           398,777
Invesco V.I. Core Equity Series I                                           1,722,247         2,132,011
Invesco V.I. Core Equity Series II                                            439,409           577,895
Invesco V.I. International Growth Series I                                    247,266           455,150
Invesco V.I. International Growth Series II                                   246,691           340,603
Janus Aspen Balanced Service Class                                          1,502,135         2,974,775
Janus Aspen Enterprise Service Class                                          835,747         1,498,185
Janus Aspen Global Research Service Class                                     194,808           252,093
LVIP American Balanced Allocation Standard Class                              612,165           770,290
LVIP American Global Growth Service Class II                               13,439,102        14,854,303
LVIP American Global Small Capitalization Service Class II                 12,461,992        13,077,729
LVIP American Growth Allocation Standard Class                                 59,049            70,828
LVIP American Growth Service Class II                                      53,074,467        57,059,322
LVIP American Growth-Income Service Class II                               45,503,364        50,760,459
LVIP American Income Allocation Standard Class                                     29                56
LVIP American International Service Class II                               20,371,692        21,978,998
LVIP American Preservation Standard Class                                      (3,145)           (1,102)
LVIP Baron Growth Opportunities Service Class                              27,709,947        48,440,899
LVIP BlackRock Emerging Markets RPM Standard Class                             (1,385)           (1,092)
LVIP BlackRock Emerging Markets RPM Service Class                          (1,638,933)       (2,144,055)
LVIP BlackRock Equity Dividend RPM Standard Class                               1,717             3,085
LVIP BlackRock Equity Dividend RPM Service Class                           23,325,594        25,800,089
LVIP BlackRock Global Allocation V.I. RPM Standard Class                        5,907             5,910
LVIP BlackRock Global Allocation V.I. RPM Service Class                    12,735,871        11,903,375
LVIP BlackRock Inflation Protected Bond Standard Class                        (34,956)          (37,996)
LVIP BlackRock Inflation Protected Bond Service Class                     (80,174,710)      (74,432,123)
LVIP Capital Growth Service Class                                          76,015,886        87,081,940
LVIP Clarion Global Real Estate Service Class                              (1,062,040)        1,332,707
LVIP Columbia Small-Mid Cap Growth RPM Service Class                       16,529,524        17,814,341
LVIP Delaware Bond Standard Class                                          (8,653,943)       (5,494,176)
LVIP Delaware Bond Service Class                                         (132,192,644)      (96,217,046)
LVIP Delaware Diversified Floating Rate Standard Class                         (2,662)              (55)
LVIP Delaware Diversified Floating Rate Service Class                        (478,554)       (3,909,400)
LVIP Delaware Foundation Aggressive Allocation Standard Class               1,198,972         1,429,224
LVIP Delaware Foundation Aggressive Allocation Service Class                2,767,603         3,543,221
LVIP Delaware Growth and Income Service Class                               7,578,017        10,776,200
LVIP Delaware Social Awareness Standard Class                               1,796,250         2,712,319
LVIP Delaware Social Awareness Service Class                               11,235,370        14,912,232
LVIP Delaware Special Opportunities Service Class                           7,405,013        12,270,325
LVIP Dimensional Non-U.S. Equity RPM Standard Class                           116,365           149,947



See accompanying notes.

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

YEAR ENDED DECEMBER 31, 2013




                                                                            DIVIDENDS
                                                                            FROM          MORTALITY AND        NET
                                                                            INVESTMENT    EXPENSE              INVESTMENT
SUBACCOUNT                                                                  INCOME        GUARANTEE CHARGES    INCOME (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
LVIP Dimensional Non-U.S. Equity RPM Service Class                         $   1,408,570     $     (880,367)  $      528,203
LVIP Dimensional U.S. Equity RPM Standard Class                                   20,864             (8,460)          12,404
LVIP Dimensional U.S. Equity RPM Service Class                                 1,125,812         (1,587,690)        (461,878)
LVIP Dimensional/Vanguard Total Bond Standard Class                               28,716            (10,283)          18,433
LVIP Dimensional/Vanguard Total Bond Service Class                             2,323,241         (2,826,252)        (503,011)
LVIP Global Income Service Class                                               1,304,671         (8,157,450)      (6,852,779)
LVIP JPMorgan High Yield Service Class                                         6,168,850         (2,101,780)       4,067,070
LVIP JPMorgan Mid Cap Value RPM Service Class                                    399,712         (1,622,549)      (1,222,837)
LVIP Managed Risk Profile 2010 Service Class                                      68,406           (115,826)         (47,420)
LVIP Managed Risk Profile 2020 Service Class                                     184,451           (266,285)         (81,834)
LVIP Managed Risk Profile 2030 Service Class                                      99,684           (160,546)         (60,862)
LVIP Managed Risk Profile 2040 Service Class                                      59,553            (98,161)         (38,608)
LVIP Managed Risk American Balanced Allocation Standard Class                     11,167             (3,598)           7,569
LVIP Managed Risk American Growth Allocation Standard Class                        6,268             (1,123)           5,145
LVIP Managed Risk Profile Conservative Standard Class                                 --                (24)             (24)
LVIP Managed Risk Profile Conservative Service Class                          18,120,495        (16,925,615)       1,194,880
LVIP Managed Risk Profile Growth Standard Class                                   60,528            (12,129)          48,399
LVIP Managed Risk Profile Growth Service Class                                86,952,798        (67,135,170)      19,817,628
LVIP Managed Risk Profile Moderate Standard Class                                    843               (109)             734
LVIP Managed Risk Profile Moderate Service Class                              74,702,736        (64,385,410)      10,317,326
LVIP MFS International Growth Service Class                                      812,964         (1,827,179)      (1,014,215)
LVIP MFS International Growth RPM Service Class                                  158,796           (131,634)          27,162
LVIP MFS Value Service Class                                                  11,241,236         (9,007,038)       2,234,198
LVIP Mid-Cap Value Service Class                                                 149,667         (1,077,326)        (927,659)
LVIP Mondrian International Value Standard Class                                 422,019           (285,580)         136,439
LVIP Mondrian International Value Service Class                                6,809,772         (3,323,040)       3,486,732
LVIP Money Market Standard Class                                                  11,004           (716,373)        (705,369)
LVIP Money Market Service Class                                                   79,508         (5,280,730)      (5,201,222)
LVIP SSgA Bond Index Standard Class                                                2,097               (761)           1,336
LVIP SSgA Bond Index Service Class                                            17,369,519        (17,128,168)         241,351
LVIP SSgA Conservative Index Allocation Service Class                            727,871           (956,087)        (228,216)
LVIP SSgA Conservative Structured Allocation Service Class                     3,354,474         (3,427,711)         (73,237)
LVIP SSgA Developed International 150 Standard Class                                 623               (177)             446
LVIP SSgA Developed International 150 Service Class                            3,417,883         (2,425,362)         992,521
LVIP SSgA Emerging Markets 100 Standard Class                                      5,820             (1,658)           4,162
LVIP SSgA Emerging Markets 100 Service Class                                   3,439,558         (2,871,934)         567,624
LVIP SSgA Global Tactical Allocation RPM Standard Class                            3,999               (678)           3,321
LVIP SSgA Global Tactical Allocation RPM Service Class                        12,872,761         (9,788,356)       3,084,405
LVIP SSgA International Index Standard Class                                       1,938               (786)           1,152
LVIP SSgA International Index Service Class                                    3,931,445         (4,406,899)        (475,454)
LVIP SSgA Large Cap 100 Standard Class                                            16,214             (4,447)          11,767
LVIP SSgA Large Cap 100 Service Class                                          5,847,326         (5,181,507)         665,819
LVIP SSgA Large Cap RPM Standard Class                                                18                 (3)              15
LVIP SSgA Large Cap RPM Service Class                                            290,148           (113,295)         176,853
LVIP SSgA Moderate Index Allocation Service Class                              2,035,251         (2,739,299)        (704,048)
LVIP SSgA Moderate Structured Allocation Service Class                        17,217,014        (12,694,741)       4,522,273
LVIP SSgA Moderately Aggressive Index Allocation Service Class                 1,876,025         (2,429,275)        (553,250)
LVIP SSgA Moderately Aggressive Structured Allocation Service Class            8,388,779         (6,569,326)       1,819,453
LVIP SSgA S&P 500 Index Standard Class                                           512,461           (330,740)         181,721
LVIP SSgA S&P 500 Index Service Class                                         10,149,046        (11,999,287)      (1,850,241)
LVIP SSgA Small-Cap Index Standard Class                                           4,154             (2,126)           2,028
LVIP SSgA Small-Cap Index Service Class                                        1,431,085         (3,898,825)      (2,467,740)
LVIP SSgA Small-Cap RPM Standard Class                                               414                 (8)             406
LVIP SSgA Small-Cap RPM Service Class                                            230,558           (117,239)         113,319
LVIP SSgA Small-Mid Cap 200 Standard Class                                        19,039             (3,084)          15,955
LVIP SSgA Small-Mid Cap 200 Service Class                                      2,442,906         (1,766,444)         676,462
LVIP T. Rowe Price Growth Stock Service Class                                         --         (2,731,610)      (2,731,610)


                                                                                             DIVIDENDS
                                                                                             FROM          TOTAL
                                                                           NET REALIZED      NET REALIZED  NET REALIZED
                                                                           GAIN (LOSS)       GAIN ON       GAIN (LOSS)
SUBACCOUNT                                                                 ON INVESTMENTS    INVESTMENTS   ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
LVIP Dimensional Non-U.S. Equity RPM Service Class                          $     640,342   $      75,097  $     715,439
LVIP Dimensional U.S. Equity RPM Standard Class                                    34,135           5,661         39,796
LVIP Dimensional U.S. Equity RPM Service Class                                  2,514,793         550,236      3,065,029
LVIP Dimensional/Vanguard Total Bond Standard Class                                (3,091)          3,413            322
LVIP Dimensional/Vanguard Total Bond Service Class                               (323,471)        474,212        150,741
LVIP Global Income Service Class                                                 (506,769)        893,530        386,761
LVIP JPMorgan High Yield Service Class                                          3,438,691          20,684      3,459,375
LVIP JPMorgan Mid Cap Value RPM Service Class                                   1,299,640              --      1,299,640
LVIP Managed Risk Profile 2010 Service Class                                      408,172              --        408,172
LVIP Managed Risk Profile 2020 Service Class                                      717,352              --        717,352
LVIP Managed Risk Profile 2030 Service Class                                      628,217              --        628,217
LVIP Managed Risk Profile 2040 Service Class                                      181,173              --        181,173
LVIP Managed Risk American Balanced Allocation Standard Class                          84          13,155         13,239
LVIP Managed Risk American Growth Allocation Standard Class                           164           7,411          7,575
LVIP Managed Risk Profile Conservative Standard Class                                 513              --            513
LVIP Managed Risk Profile Conservative Service Class                           18,685,466      16,179,645     34,865,111
LVIP Managed Risk Profile Growth Standard Class                                     4,445              --          4,445
LVIP Managed Risk Profile Growth Service Class                                 14,320,630              --     14,320,630
LVIP Managed Risk Profile Moderate Standard Class                                       6              --              6
LVIP Managed Risk Profile Moderate Service Class                               28,108,243              --     28,108,243
LVIP MFS International Growth Service Class                                     3,444,662              --      3,444,662
LVIP MFS International Growth RPM Service Class                                    22,081              --         22,081
LVIP MFS Value Service Class                                                   36,875,786              --     36,875,786
LVIP Mid-Cap Value Service Class                                                5,150,140              --      5,150,140
LVIP Mondrian International Value Standard Class                                  141,235              --        141,235
LVIP Mondrian International Value Service Class                                 1,455,338              --      1,455,338
LVIP Money Market Standard Class                                                       --              --             --
LVIP Money Market Service Class                                                         1              --              1
LVIP SSgA Bond Index Standard Class                                                  (148)            263            115
LVIP SSgA Bond Index Service Class                                              3,241,409       3,273,340      6,514,749
LVIP SSgA Conservative Index Allocation Service Class                           1,080,883              --      1,080,883
LVIP SSgA Conservative Structured Allocation Service Class                      2,463,579          64,889      2,528,468
LVIP SSgA Developed International 150 Standard Class                                   82              --             82
LVIP SSgA Developed International 150 Service Class                             4,785,618              --      4,785,618
LVIP SSgA Emerging Markets 100 Standard Class                                        (254)             --           (254)
LVIP SSgA Emerging Markets 100 Service Class                                   (2,291,712)             --     (2,291,712)
LVIP SSgA Global Tactical Allocation RPM Standard Class                               751              --            751
LVIP SSgA Global Tactical Allocation RPM Service Class                          3,487,177              --      3,487,177
LVIP SSgA International Index Standard Class                                        1,068              --          1,068
LVIP SSgA International Index Service Class                                     7,228,804              --      7,228,804
LVIP SSgA Large Cap 100 Standard Class                                              1,830          30,579         32,409
LVIP SSgA Large Cap 100 Service Class                                          25,162,799      16,650,645     41,813,444
LVIP SSgA Large Cap RPM Standard Class                                                 --              --             --
LVIP SSgA Large Cap RPM Service Class                                              24,453              --         24,453
LVIP SSgA Moderate Index Allocation Service Class                               2,374,561              --      2,374,561
LVIP SSgA Moderate Structured Allocation Service Class                          6,501,423         658,160      7,159,583
LVIP SSgA Moderately Aggressive Index Allocation Service Class                  2,833,467              --      2,833,467
LVIP SSgA Moderately Aggressive Structured Allocation Service Class             4,532,271         875,036      5,407,307
LVIP SSgA S&P 500 Index Standard Class                                            175,903              --        175,903
LVIP SSgA S&P 500 Index Service Class                                          35,935,996              --     35,935,996
LVIP SSgA Small-Cap Index Standard Class                                            4,647           2,411          7,058
LVIP SSgA Small-Cap Index Service Class                                        14,136,225       1,210,005     15,346,230
LVIP SSgA Small-Cap RPM Standard Class                                                 --              --             --
LVIP SSgA Small-Cap RPM Service Class                                              44,838              --         44,838
LVIP SSgA Small-Mid Cap 200 Standard Class                                          2,137          43,023         45,160
LVIP SSgA Small-Mid Cap 200 Service Class                                       6,388,791       7,688,097     14,076,888
LVIP T. Rowe Price Growth Stock Service Class                                  10,102,034              --     10,102,034


                                                                            NET CHANGE        NET INCREASE
                                                                            IN UNREALIZED     (DECREASE)
                                                                            APPRECIATION OR   IN NET ASSETS
                                                                            DEPRECIATION      RESULTING
SUBACCOUNT                                                                  ON INVESTMENTS    FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
LVIP Dimensional Non-U.S. Equity RPM Service Class                         $      5,220,672    $    6,464,314
LVIP Dimensional U.S. Equity RPM Standard Class                                     268,255           320,455
LVIP Dimensional U.S. Equity RPM Service Class                                   18,169,149        20,772,300
LVIP Dimensional/Vanguard Total Bond Standard Class                                 (72,755)          (54,000)
LVIP Dimensional/Vanguard Total Bond Service Class                               (7,484,721)       (7,836,991)
LVIP Global Income Service Class                                                (17,073,179)      (23,539,197)
LVIP JPMorgan High Yield Service Class                                           (2,126,715)        5,399,730
LVIP JPMorgan Mid Cap Value RPM Service Class                                    16,718,306        16,795,109
LVIP Managed Risk Profile 2010 Service Class                                         83,964           444,716
LVIP Managed Risk Profile 2020 Service Class                                        808,433         1,443,951
LVIP Managed Risk Profile 2030 Service Class                                        490,386         1,057,741
LVIP Managed Risk Profile 2040 Service Class                                        630,092           772,657
LVIP Managed Risk American Balanced Allocation Standard Class                        11,161            31,969
LVIP Managed Risk American Growth Allocation Standard Class                          13,352            26,072
LVIP Managed Risk Profile Conservative Standard Class                                   212               701
LVIP Managed Risk Profile Conservative Service Class                             33,378,258        69,438,249
LVIP Managed Risk Profile Growth Standard Class                                     139,793           192,637
LVIP Managed Risk Profile Growth Service Class                                  414,534,507       448,672,765
LVIP Managed Risk Profile Moderate Standard Class                                       114               854
LVIP Managed Risk Profile Moderate Service Class                                330,891,621       369,317,190
LVIP MFS International Growth Service Class                                      13,666,556        16,097,003
LVIP MFS International Growth RPM Service Class                                     786,593           835,836
LVIP MFS Value Service Class                                                    182,216,066       221,326,050
LVIP Mid-Cap Value Service Class                                                 13,465,609        17,688,090
LVIP Mondrian International Value Standard Class                                  2,664,491         2,942,165
LVIP Mondrian International Value Service Class                                  31,523,931        36,466,001
LVIP Money Market Standard Class                                                         --          (705,369)
LVIP Money Market Service Class                                                          (1)       (5,201,222)
LVIP SSgA Bond Index Standard Class                                                  (3,293)           (1,842)
LVIP SSgA Bond Index Service Class                                              (52,777,596)      (46,021,496)
LVIP SSgA Conservative Index Allocation Service Class                             1,546,564         2,399,231
LVIP SSgA Conservative Structured Allocation Service Class                        6,873,585         9,328,816
LVIP SSgA Developed International 150 Standard Class                                  1,027             1,555
LVIP SSgA Developed International 150 Service Class                              18,195,511        23,973,650
LVIP SSgA Emerging Markets 100 Standard Class                                        (3,394)              514
LVIP SSgA Emerging Markets 100 Service Class                                     (5,306,346)       (7,030,434)
LVIP SSgA Global Tactical Allocation RPM Standard Class                               2,342             6,414
LVIP SSgA Global Tactical Allocation RPM Service Class                           35,810,079        42,381,661
LVIP SSgA International Index Standard Class                                         16,658            18,878
LVIP SSgA International Index Service Class                                      35,458,740        42,212,090
LVIP SSgA Large Cap 100 Standard Class                                               29,510            73,686
LVIP SSgA Large Cap 100 Service Class                                            43,597,563        86,076,826
LVIP SSgA Large Cap RPM Standard Class                                                   94               109
LVIP SSgA Large Cap RPM Service Class                                             1,275,948         1,477,254
LVIP SSgA Moderate Index Allocation Service Class                                13,638,125        15,308,638
LVIP SSgA Moderate Structured Allocation Service Class                           55,338,456        67,020,312
LVIP SSgA Moderately Aggressive Index Allocation Service Class                   14,672,207        16,952,424
LVIP SSgA Moderately Aggressive Structured Allocation Service Class              38,736,196        45,962,956
LVIP SSgA S&P 500 Index Standard Class                                            3,551,682         3,909,306
LVIP SSgA S&P 500 Index Service Class                                           133,210,668       167,296,423
LVIP SSgA Small-Cap Index Standard Class                                             66,607            75,693
LVIP SSgA Small-Cap Index Service Class                                          52,267,857        65,146,347
LVIP SSgA Small-Cap RPM Standard Class                                                  652             1,058
LVIP SSgA Small-Cap RPM Service Class                                             1,315,169         1,473,326
LVIP SSgA Small-Mid Cap 200 Standard Class                                            8,335            69,450
LVIP SSgA Small-Mid Cap 200 Service Class                                        13,642,097        28,395,447
LVIP T. Rowe Price Growth Stock Service Class                                    43,378,370        50,748,794



See accompanying notes.

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

YEAR ENDED DECEMBER 31, 2013




                                                                     DIVIDENDS
                                                                     FROM          MORTALITY AND        NET
                                                                     INVESTMENT    EXPENSE              INVESTMENT
SUBACCOUNT                                                           INCOME        GUARANTEE CHARGES    INCOME (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class         $          --     $      (45,961)  $      (45,961)
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class                     --         (1,363,906)      (1,363,906)
LVIP Templeton Growth RPM Service Class                                 3,666,561         (4,084,708)        (418,147)
LVIP UBS Large Cap Growth RPM Standard Class                                   --            (38,816)         (38,816)
LVIP UBS Large Cap Growth RPM Service Class                                    --         (1,812,374)      (1,812,374)
LVIP Vanguard Domestic Equity ETF Standard Class                            4,010             (3,601)             409
LVIP Vanguard Domestic Equity ETF Service Class                           686,632         (1,028,091)        (341,459)
LVIP Vanguard International Equity ETF Standard Class                       7,289             (1,728)           5,561
LVIP Vanguard International Equity ETF Service Class                      747,700           (559,569)         188,131
LVIP VIP Contrafund RPM Standard Class                                      1,080               (122)             958
LVIP VIP Contrafund RPM Service Class                                     685,284           (409,387)         275,897
Lord Abbett Fundamental Equity Class VC                                    37,525           (152,659)        (115,134)
MFS VIT Core Equity Service Class                                          19,510            (40,674)         (21,164)
MFS VIT Growth Initial Class                                                7,013            (42,452)         (35,439)
MFS VIT Growth Service Class                                               38,893           (478,720)        (439,827)
MFS VIT Total Return Initial Class                                        180,633           (150,110)          30,523
MFS VIT Total Return Service Class                                             --         (1,736,397)      (1,736,397)
MFS VIT Utilities Initial Class                                           245,484           (150,616)          94,868
MFS VIT Utilities Service Class                                         4,392,524         (3,442,131)         950,393
Morgan Stanley UIF Capital Growth Class II                                  3,636            (15,767)         (12,131)
NB AMT Mid Cap Growth I Class                                                  --           (236,204)        (236,204)
NB AMT Mid Cap Intrinsic Value I Class                                    452,268           (648,357)        (196,089)
Oppenheimer Global Fund/VA Service Class                                   95,005            (78,024)          16,981
PIMCO VIT CommodityRealReturn Strategy Advisor Class                      215,553           (201,251)          14,302
Putnam VT Global Health Care Class IB                                      64,806            (80,359)         (15,553)
Putnam VT Growth & Income Class IB                                         23,329            (24,614)          (1,285)


                                                                                     DIVIDENDS
                                                                                     FROM           TOTAL
                                                                    NET REALIZED     NET REALIZED   NET REALIZED
                                                                    GAIN (LOSS)      GAIN ON        GAIN (LOSS)
SUBACCOUNT                                                          ON INVESTMENTS   INVESTMENTS    ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class          $     291,389   $      26,085   $     317,474
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class               8,289,926         831,710       9,121,636
LVIP Templeton Growth RPM Service Class                                  4,308,161              --       4,308,161
LVIP UBS Large Cap Growth RPM Standard Class                               183,219              --         183,219
LVIP UBS Large Cap Growth RPM Service Class                              3,261,316              --       3,261,316
LVIP Vanguard Domestic Equity ETF Standard Class                             5,941              --           5,941
LVIP Vanguard Domestic Equity ETF Service Class                          1,982,855              --       1,982,855
LVIP Vanguard International Equity ETF Standard Class                        2,676              --           2,676
LVIP Vanguard International Equity ETF Service Class                       570,100              --         570,100
LVIP VIP Contrafund RPM Standard Class                                          11              --              11
LVIP VIP Contrafund RPM Service Class                                       55,659              --          55,659
Lord Abbett Fundamental Equity Class VC                                    803,455       2,020,238       2,823,693
MFS VIT Core Equity Service Class                                          145,235              --         145,235
MFS VIT Growth Initial Class                                                76,966          22,213          99,179
MFS VIT Growth Service Class                                             1,712,662         237,460       1,950,122
MFS VIT Total Return Initial Class                                         371,034              --         371,034
MFS VIT Total Return Service Class                                      48,970,308              --      48,970,308
MFS VIT Utilities Initial Class                                            401,548         195,988         597,536
MFS VIT Utilities Service Class                                          8,556,363       3,908,730      12,465,093
Morgan Stanley UIF Capital Growth Class II                                 161,209          66,628         227,837
NB AMT Mid Cap Growth I Class                                           17,491,888              --      17,491,888
NB AMT Mid Cap Intrinsic Value I Class                                     838,772              --         838,772
Oppenheimer Global Fund/VA Service Class                                   311,799              --         311,799
PIMCO VIT CommodityRealReturn Strategy Advisor Class                      (906,844)             --        (906,844)
Putnam VT Global Health Care Class IB                                      605,536         184,831         790,367
Putnam VT Growth & Income Class IB                                          15,204              --          15,204


                                                                    NET CHANGE        NET INCREASE
                                                                    IN UNREALIZED     (DECREASE)
                                                                    APPRECIATION OR   IN NET ASSETS
                                                                    DEPRECIATION      RESULTING
SUBACCOUNT                                                          ON INVESTMENTS    FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class         $       455,460   $       726,973
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class               15,788,161        23,545,891
LVIP Templeton Growth RPM Service Class                                  36,077,707        39,967,721
LVIP UBS Large Cap Growth RPM Standard Class                                326,861           471,264
LVIP UBS Large Cap Growth RPM Service Class                              22,052,314        23,501,256
LVIP Vanguard Domestic Equity ETF Standard Class                             61,544            67,894
LVIP Vanguard Domestic Equity ETF Service Class                          13,114,686        14,756,082
LVIP Vanguard International Equity ETF Standard Class                        10,351            18,588
LVIP Vanguard International Equity ETF Service Class                      3,351,149         4,109,380
LVIP VIP Contrafund RPM Standard Class                                        2,091             3,060
LVIP VIP Contrafund RPM Service Class                                     5,336,422         5,667,978
Lord Abbett Fundamental Equity Class VC                                   2,075,200         4,783,759
MFS VIT Core Equity Service Class                                           564,855           688,926
MFS VIT Growth Initial Class                                                843,529           907,269
MFS VIT Growth Service Class                                              7,572,993         9,083,288
MFS VIT Total Return Initial Class                                        1,282,650         1,684,207
MFS VIT Total Return Service Class                                      (18,194,394)       29,039,517
MFS VIT Utilities Initial Class                                           1,127,717         1,820,121
MFS VIT Utilities Service Class                                          21,861,013        35,276,499
Morgan Stanley UIF Capital Growth Class II                                  454,266           669,972
NB AMT Mid Cap Growth I Class                                           (12,183,928)        5,071,756
NB AMT Mid Cap Intrinsic Value I Class                                   10,973,336        11,616,019
Oppenheimer Global Fund/VA Service Class                                  1,538,994         1,867,774
PIMCO VIT CommodityRealReturn Strategy Advisor Class                     (1,405,139)       (2,297,681)
Putnam VT Global Health Care Class IB                                       904,260         1,679,074
Putnam VT Growth & Income Class IB                                          412,000           425,919



See accompanying notes.

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                             ABVPSF
                                                                             GLOBAL          ABVPSF
                                                                             THEMATIC        GROWTH            ABVPSF
                                                                             GROWTH          AND INCOME        INTERNATIONAL
                                                                             CLASS B         CLASS B           VALUE CLASS B
                                                                             SUBACCOUNT      SUBACCOUNT        SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $ 22,863,398   $   144,047,406   $   182,677,468
Changes From Operations:
   - Net investment income (loss)                                               (415,297)         (400,642)          337,945
   - Net realized gain (loss) on investments                                    (621,168)        1,329,649        (8,769,526)
   - Net change in unrealized appreciation or depreciation on investments      3,340,603        21,213,368        32,861,253
                                                                            -------------  ----------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                  2,304,138        22,142,375        24,429,672
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                        1,641,819         1,749,444         3,675,506
   - Contract withdrawals and transfers to annuity reserves                   (2,260,369)      (16,463,168)      (12,932,877)
   - Contract transfers                                                         (544,107)         (592,496)            1,814
                                                                            -------------  ----------------  ----------------
                                                                              (1,162,657)      (15,306,220)       (9,255,557)
   Annuity Reserves:
   - Transfer from accumulation units                                                 --                --                --
   - Annuity Payments                                                                 --           (14,061)           (4,522)
   - Receipt (reimbursement) of mortality guarantee adjustments                       --           (15,426)               (1)
                                                                            -------------  ----------------  ----------------
                                                                                      --           (29,487)           (4,523)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (1,162,657)      (15,335,707)       (9,260,080)
                                                                            -------------  ----------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        1,141,481         6,806,668        15,169,592
                                                                            -------------  ----------------  ----------------
NET ASSETS AT DECEMBER 31, 2012                                               24,004,879       150,854,074       197,847,060
Changes From Operations:
   - Net investment income (loss)                                               (427,840)          877,981         3,195,649
   - Net realized gain (loss) on investments                                     620,618        34,702,592        (9,882,657)
   - Net change in unrealized appreciation or depreciation on investments      5,084,857       (11,084,075)       26,198,610
                                                                            -------------  ----------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                  5,277,635        24,496,498        19,511,602
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                        1,309,649           486,755         1,031,799
   - Contract withdrawals and transfers to annuity reserves                   (2,371,144)       (7,843,360)       (5,248,646)
   - Contract transfers                                                        2,063,822      (167,989,010)     (213,141,687)
                                                                            -------------  ----------------  ----------------
                                                                               1,002,327      (175,345,615)     (217,358,534)
   Annuity Reserves:
   - Annuity Payments                                                                 --            (4,957)               --
   - Receipt (reimbursement) of mortality guarantee adjustments                       --                --                --
                                                                            -------------  ----------------  ----------------
                                                                                      --            (4,957)               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           1,002,327      (175,350,572)     (217,358,534)
                                                                            -------------  ----------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        6,279,962      (150,854,074)     (197,846,932)
                                                                            -------------  ----------------  ----------------
NET ASSETS AT DECEMBER 31, 2013                                             $ 30,284,841   $            --   $           128
                                                                            =============  ================  ================


                                                                                                              AMERICAN
                                                                             ABVPSF                           CENTURY
                                                                             LARGE CAP     ABVPSF             VP INFLATION
                                                                             GROWTH        SMALL/MID CAP      PROTECTION
                                                                             CLASS B       VALUE CLASS B      CLASS II
                                                                             SUBACCOUNT    SUBACCOUNT         SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $  9,727,179   $131,094,788     $   480,337,366
Changes From Operations:
   - Net investment income (loss)                                               (150,632)      (1,803,191)        3,502,463
   - Net realized gain (loss) on investments                                     516,515        8,117,185        20,277,851
   - Net change in unrealized appreciation or depreciation on investments        972,823       14,717,492         2,414,917
                                                                            -------------  ---------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                  1,338,706       21,031,486        26,195,231
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           25,568        7,840,115         5,455,998
   - Contract withdrawals and transfers to annuity reserves                   (2,087,976)     (11,579,799)      (47,160,561)
   - Contract transfers                                                         (213,699)      (5,235,160)        8,230,476
                                                                            -------------  ---------------  ----------------
                                                                              (2,276,107)      (8,974,844)      (33,474,087)
   Annuity Reserves:
   - Transfer from accumulation units                                                 --               --                --
   - Annuity Payments                                                                 --           (4,624)          (13,550)
   - Receipt (reimbursement) of mortality guarantee adjustments                       --              (87)             (317)
                                                                            -------------  ---------------  ----------------
                                                                                      --           (4,711)          (13,867)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (2,276,107)      (8,979,555)      (33,487,954)
                                                                            -------------  ---------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         (937,401)      12,051,931        (7,292,723)
                                                                            -------------  ---------------  ----------------
NET ASSETS AT DECEMBER 31, 2012                                                8,789,778      143,146,719       473,044,643
Changes From Operations:
   - Net investment income (loss)                                               (151,018)      (2,076,275)         (659,742)
   - Net realized gain (loss) on investments                                     644,988       21,082,620        33,539,481
   - Net change in unrealized appreciation or depreciation on investments      2,305,479       32,641,063       (42,745,360)
                                                                            -------------  ---------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                  2,799,449       51,647,408        (9,865,621)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          219,016       11,200,984         1,821,974
   - Contract withdrawals and transfers to annuity reserves                   (1,415,850)     (16,576,678)      (20,116,289)
   - Contract transfers                                                         (237,959)      15,706,809      (444,879,482)
                                                                            -------------  ---------------  ----------------
                                                                              (1,434,793)      10,331,115      (463,173,797)
   Annuity Reserves:
   - Annuity Payments                                                                 --           (5,842)           (5,225)
   - Receipt (reimbursement) of mortality guarantee adjustments                       --               10                --
                                                                            -------------  ---------------  ----------------
                                                                                      --           (5,832)           (5,225)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (1,434,793)      10,325,283      (463,179,022)
                                                                            -------------  ---------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        1,364,656       61,972,691      (473,044,643)
                                                                            -------------  ---------------  ----------------
NET ASSETS AT DECEMBER 31, 2013                                             $ 10,154,434   $205,119,410     $            --
                                                                            =============  ===============  ================


                                                                            AMERICAN     AMERICAN                     AMERICAN
                                                                            FUNDS        FUNDS                        FUNDS
                                                                            ASSET        BLUE CHIP       AMERICAN     GLOBAL
                                                                            ALLOCATION   INCOME AND      FUNDS BOND   BALANCED
                                                                            CLASS 1      GROWTH CLASS 1  CLASS 1      CLASS 1
                                                                            SUBACCOUNT   SUBACCOUNT      SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $       --     $       --    $       --   $       --
Changes From Operations:
   - Net investment income (loss)                                                   --          6,207         1,609          436
   - Net realized gain (loss) on investments                                        --            380             6           34
   - Net change in unrealized appreciation or depreciation on investments           --          8,074          (862)       1,202
                                                                            -----------  --------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                       --         14,661           753        1,672
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             --        502,260        96,361       28,602
   - Contract withdrawals and transfers to annuity reserves                         --        (12,888)          (85)        (168)
   - Contract transfers                                                             --         41,930           789         (408)
                                                                            -----------  --------------  -----------  -----------
                                                                                    --        531,302        97,065       28,026
   Annuity Reserves:
   - Transfer from accumulation units                                               --             --            --           --
   - Annuity Payments                                                               --             --            --           --
   - Receipt (reimbursement) of mortality guarantee adjustments                     --             --            --           --
                                                                            -----------  --------------  -----------  -----------
                                                                                    --             --            --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                --        531,302        97,065       28,026
                                                                            -----------  --------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             --        545,963        97,818       29,698
                                                                            -----------  --------------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2012                                                     --        545,963        97,818       29,698
Changes From Operations:
   - Net investment income (loss)                                                5,349          8,490        10,573        2,653
   - Net realized gain (loss) on investments                                       260         17,181         2,290        4,117
   - Net change in unrealized appreciation or depreciation on investments       44,336        171,868       (17,951)       6,083
                                                                            -----------  --------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                   49,945        197,539        (5,088)      12,853
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                        554,131        308,772       700,753      376,545
   - Contract withdrawals and transfers to annuity reserves                     (6,763)       (26,605)       (5,607)      (2,193)
   - Contract transfers                                                             --        (54,016)       30,964     (180,822)
                                                                            -----------  --------------  -----------  -----------
                                                                               547,368        228,151       726,110      193,530
   Annuity Reserves:
   - Annuity Payments                                                               --             --            --           --
   - Receipt (reimbursement) of mortality guarantee adjustments                     --             --            --           --
                                                                            -----------  --------------  -----------  -----------
                                                                                    --             --            --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           547,368        228,151       726,110      193,530
                                                                            -----------  --------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        597,313        425,690       721,022      206,383
                                                                            -----------  --------------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2013                                             $  597,313     $  971,653    $  818,840   $  236,081
                                                                            ===========  ==============  ===========  ===========


                                                                                                          AMERICAN
                                                                                           AMERICAN       FUNDS
                                                                            AMERICAN       FUNDS GLOBAL   GLOBAL
                                                                            FUNDS GLOBAL   DISCOVERY      GROWTH
                                                                            BOND CLASS 1   CLASS 1        CLASS 1
                                                                            SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $         --     $      --     $      --
Changes From Operations:
   - Net investment income (loss)                                                  3,187           127            25
   - Net realized gain (loss) on investments                                          77            51            --
   - Net change in unrealized appreciation or depreciation on investments         (1,493)          924            32
                                                                            -------------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                      1,771         1,102            57
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          236,935        14,003         5,001
   - Contract withdrawals and transfers to annuity reserves                         (520)          (49)           --
   - Contract transfers                                                           50,983        11,744         2,500
                                                                            -------------  -------------  -----------
                                                                                 287,398        25,698         7,501
   Annuity Reserves:
   - Transfer from accumulation units                                                 --            --            --
   - Annuity Payments                                                                 --            --            --
   - Receipt (reimbursement) of mortality guarantee adjustments                       --            --            --
                                                                            -------------  -------------  -----------
                                                                                      --            --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             287,398        25,698         7,501
                                                                            -------------  -------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          289,169        26,800         7,558
                                                                            -------------  -------------  -----------
NET ASSETS AT DECEMBER 31, 2012                                                  289,169        26,800         7,558
Changes From Operations:
   - Net investment income (loss)                                                 (5,731)           93         1,370
   - Net realized gain (loss) on investments                                       2,179         6,564           528
   - Net change in unrealized appreciation or depreciation on investments         (6,939)         (924)       19,171
                                                                            -------------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                    (10,491)        5,733        21,069
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          699,525         2,500        88,850
   - Contract withdrawals and transfers to annuity reserves                      (50,522)          (96)       (1,722)
   - Contract transfers                                                          170,269       (34,937)       64,915
                                                                            -------------  -------------  -----------
                                                                                 819,272       (32,533)      152,043
   Annuity Reserves:
   - Annuity Payments                                                                 --            --            --
   - Receipt (reimbursement) of mortality guarantee adjustments                       --            --            --
                                                                            -------------  -------------  -----------
                                                                                      --            --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             819,272       (32,533)      152,043
                                                                            -------------  -------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          808,781       (26,800)      173,112
                                                                            -------------  -------------  -----------
NET ASSETS AT DECEMBER 31, 2013                                             $  1,097,950     $      --     $ 180,670
                                                                            =============  =============  ===========



See accompanying notes.

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

YEARS ENDED DECEMBER 31, 2012 AND 2013




                                                                               AMERICAN       AMERICAN        AMERICAN
                                                                               FUNDS          FUNDS           FUNDS
                                                                               GLOBAL         GLOBAL GROWTH   GLOBAL SMALL
                                                                               GROWTH         AND INCOME      CAPITALIZATION
                                                                               CLASS 2        CLASS 1         CLASS 1
                                                                               SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $  277,693,041     $       --     $       --
Changes From Operations:
   - Net investment income (loss)                                                (1,966,339)            --             --
   - Net realized gain (loss) on investments                                      4,545,874             --             --
   - Net change in unrealized appreciation or depreciation on investments        52,011,268             --             --
                                                                             ---------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                    54,590,803             --             --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           4,464,959             --             --
   - Contract withdrawals and transfers to annuity reserves                     (26,796,894)            --             --
   - Contract transfers                                                         (15,551,790)            --             --
                                                                             ---------------  --------------  --------------
                                                                                (37,883,725)            --             --
   Annuity Reserves:
   - Transfer from accumulation units                                                    --             --             --
   - Annuity Payments                                                               (29,418)            --             --
   - Receipt (reimbursement) of mortality guarantee adjustments                      (4,569)            --             --
                                                                             ---------------  --------------  --------------
                                                                                    (33,987)            --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (37,917,712)            --             --
                                                                             ---------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          16,673,091             --             --
                                                                             ---------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                 294,366,132             --             --
Changes From Operations:
   - Net investment income (loss)                                                  (992,758)         4,094           (241)
   - Net realized gain (loss) on investments                                     15,061,326            129            210
   - Net change in unrealized appreciation or depreciation on investments        60,136,168          6,264         12,493
                                                                             ---------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                    74,204,736         10,487         12,462
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           5,274,585        161,862        161,604
   - Contract withdrawals and transfers to annuity reserves                     (30,127,452)        (1,490)          (818)
   - Contract transfers                                                         (14,887,557)        (1,691)        (1,927)
                                                                             ---------------  --------------  --------------
                                                                                (39,740,424)       158,681        158,859
   Annuity Reserves:
   - Annuity Payments                                                               (15,986)            --             --
   - Receipt (reimbursement) of mortality guarantee adjustments                         244             --             --
                                                                             ---------------  --------------  --------------
                                                                                    (15,742)            --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (39,756,166)       158,681        158,859
                                                                             ---------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          34,448,570        169,168        171,321
                                                                             ---------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                              $  328,814,702     $  169,168     $  171,321
                                                                             ===============  ==============  ==============



                                                                              AMERICAN
                                                                              FUNDS            AMERICAN        AMERICAN
                                                                              GLOBAL SMALL     FUNDS           FUNDS
                                                                              CAPITALIZATION   GROWTH          GROWTH
                                                                              CLASS 2          CLASS 1         CLASS 2
                                                                              SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $  361,902,049   $        --   $  1,598,331,081
Changes From Operations:
   - Net investment income (loss)                                                    87,153           224        (14,063,206)
   - Net realized gain (loss) on investments                                        375,609           189         41,729,039
   - Net change in unrealized appreciation or depreciation on investments        60,558,892        10,961        215,352,516
                                                                             ---------------  ------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                    61,021,654        11,374        243,018,349
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          14,951,606       154,608         18,128,170
   - Contract withdrawals and transfers to annuity reserves                     (30,689,878)          (88)      (165,148,398)
   - Contract transfers                                                           5,732,948        15,734       (116,685,994)
                                                                             ---------------  ------------  -----------------
                                                                                (10,005,324)      170,254       (263,706,222)
   Annuity Reserves:
   - Transfer from accumulation units                                                    --            --                 --
   - Annuity Payments                                                               (10,003)           --            (95,725)
   - Receipt (reimbursement) of mortality guarantee adjustments                       3,502            --             (7,439)
                                                                             ---------------  ------------  -----------------
                                                                                     (6,501)           --           (103,164)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (10,011,825)      170,254       (263,809,386)
                                                                             ---------------  ------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          51,009,829       181,628        (20,791,037)
                                                                             ---------------  ------------  -----------------
NET ASSETS AT DECEMBER 31, 2012                                                 412,911,878       181,628      1,577,540,044
Changes From Operations:
   - Net investment income (loss)                                                (1,940,529)        5,747        (11,742,666)
   - Net realized gain (loss) on investments                                     14,626,969         7,161         90,372,068
   - Net change in unrealized appreciation or depreciation on investments        91,343,481       164,673        326,110,704
                                                                             ---------------  ------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                   104,029,921       177,581        404,740,106
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          14,118,150     1,077,201         18,400,118
   - Contract withdrawals and transfers to annuity reserves                     (38,010,305)      (19,504)      (178,513,606)
   - Contract transfers                                                         (24,268,325)      437,982       (108,788,075)
                                                                             ---------------  ------------  -----------------
                                                                                (48,160,480)    1,495,679       (268,901,563)
   Annuity Reserves:
   - Annuity Payments                                                               (10,431)           --           (100,220)
   - Receipt (reimbursement) of mortality guarantee adjustments                       4,993            --              1,678
                                                                             ---------------  ------------  -----------------
                                                                                     (5,438)           --            (98,542)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (48,165,918)    1,495,679       (269,000,105)
                                                                             ---------------  ------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          55,864,003     1,673,260        135,740,001
                                                                             ---------------  ------------  -----------------
NET ASSETS AT DECEMBER 31, 2013                                              $  468,775,881   $ 1,854,888   $  1,713,280,045
                                                                             ===============  ============  =================




                                                                             AMERICAN         AMERICAN          AMERICAN
                                                                             FUNDS            FUNDS             FUNDS
                                                                             GROWTH-INCOME    GROWTH-INCOME     HIGH-INCOME
                                                                             CLASS 1          CLASS 2           BOND CLASS 1
                                                                             SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                  $       --    $  1,782,292,860    $       --
Changes From Operations:
   - Net investment income (loss)                                                      36           2,047,942         8,875
   - Net realized gain (loss) on investments                                           --          25,176,571            50
   - Net change in unrealized appreciation or depreciation on investments             (12)        246,293,353        (3,873)
                                                                             --------------  -----------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                          24         273,517,866         5,052
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             5,001          43,085,693       166,935
   - Contract withdrawals and transfers to annuity reserves                            --        (180,593,135)         (413)
   - Contract transfers                                                             2,500         (28,738,074)       (1,208)
                                                                             --------------  -----------------  ------------
                                                                                    7,501        (166,245,516)      165,314
   Annuity Reserves:
   - Transfer from accumulation units                                                  --                  --            --
   - Annuity Payments                                                                  --            (205,607)           --
   - Receipt (reimbursement) of mortality guarantee adjustments                        --            (153,398)           --
                                                                             --------------  -----------------  ------------
                                                                                       --            (359,005)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                7,501        (166,604,521)      165,314
                                                                             --------------  -----------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             7,525         106,913,345       170,366
                                                                             --------------  -----------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                                     7,525       1,889,206,205       170,366
Changes From Operations:
   - Net investment income (loss)                                                   7,864          (2,960,510)       18,315
   - Net realized gain (loss) on investments                                          992          89,524,209          (500)
   - Net change in unrealized appreciation or depreciation on investments          64,741         467,879,436        (6,213)
                                                                             --------------  -----------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                      73,597         554,443,135        11,602
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           718,918          40,189,218       176,892
   - Contract withdrawals and transfers to annuity reserves                        (6,744)       (204,168,759)      (32,800)
   - Contract transfers                                                            64,294        (110,351,787)       24,487
                                                                             --------------  -----------------  ------------
                                                                                  776,468        (274,331,328)      168,579
   Annuity Reserves:
   - Annuity Payments                                                                  --            (236,955)           --
   - Receipt (reimbursement) of mortality guarantee adjustments                        --               8,728            --
                                                                             --------------  -----------------  ------------
                                                                                       --            (228,227)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              776,468        (274,559,555)      168,579
                                                                             --------------  -----------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           850,065         279,883,580       180,181
                                                                             --------------  -----------------  ------------
NET ASSETS AT DECEMBER 31, 2013                                                $  857,590    $  2,169,089,785    $  350,547
                                                                             ==============  =================  ============


                                                                                                             AMERICAN
                                                                                                             FUNDS
                                                                             AMERICAN        AMERICAN        INTERNATIONAL
                                                                             FUNDS           FUNDS           GROWTH AND
                                                                             INTERNATIONAL   INTERNATIONAL   INCOME
                                                                             CLASS 1         CLASS 2         CLASS 1
                                                                             SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $       --    $  622,060,997    $       --
Changes From Operations:
   - Net investment income (loss)                                                  1,519          (375,922)           --
   - Net realized gain (loss) on investments                                         109        (5,589,896)           --
   - Net change in unrealized appreciation or depreciation on investments         11,316       106,985,021            --
                                                                             -------------  ---------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                     12,944       101,019,203            --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          154,599        27,021,886            --
   - Contract withdrawals and transfers to annuity reserves                           --       (60,028,939)           --
   - Contract transfers                                                           (2,294)       10,795,133            --
                                                                             -------------  ---------------  -------------
                                                                                 152,305       (22,211,920)           --
   Annuity Reserves:
   - Transfer from accumulation units                                                 --                --            --
   - Annuity Payments                                                                 --           (28,618)           --
   - Receipt (reimbursement) of mortality guarantee adjustments                       --           (34,234)           --
                                                                             -------------  ---------------  -------------
                                                                                      --           (62,852)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             152,305       (22,274,772)           --
                                                                             -------------  ---------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          165,249        78,744,431            --
                                                                             -------------  ---------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                  165,249       700,805,428            --
Changes From Operations:
   - Net investment income (loss)                                                  2,481        (1,058,776)       16,062
   - Net realized gain (loss) on investments                                       3,132        14,268,499        12,384
   - Net change in unrealized appreciation or depreciation on investments         44,867       119,788,911        23,283
                                                                             -------------  ---------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                     50,480       132,998,634        51,729
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          270,865        31,079,679       521,171
   - Contract withdrawals and transfers to annuity reserves                       (7,363)      (68,347,820)      (11,143)
   - Contract transfers                                                          (12,615)      (18,070,762)      256,305
                                                                             -------------  ---------------  -------------
                                                                                 250,887       (55,338,903)      766,333
   Annuity Reserves:
   - Annuity Payments                                                                 --           (29,205)           --
   - Receipt (reimbursement) of mortality guarantee adjustments                       --             1,240            --
                                                                             -------------  ---------------  -------------
                                                                                      --           (27,965)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             250,887       (55,366,868)      766,333
                                                                             -------------  ---------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          301,367        77,631,766       818,062
                                                                             -------------  ---------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                               $  466,616    $  778,437,194    $  818,062
                                                                             =============  ===============  =============


                                                                             AMERICAN
                                                                             FUNDS
                                                                             MANAGED
                                                                             RISK ASSET
                                                                             ALLOCATION
                                                                             CLASS P1
                                                                             SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $      --
Changes From Operations:
   - Net investment income (loss)                                                    --
   - Net realized gain (loss) on investments                                         --
   - Net change in unrealized appreciation or depreciation on investments            --
                                                                             -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                        --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                              --
   - Contract withdrawals and transfers to annuity reserves                          --
   - Contract transfers                                                              --
                                                                             -----------
                                                                                     --
   Annuity Reserves:
   - Transfer from accumulation units                                                --
   - Annuity Payments                                                                --
   - Receipt (reimbursement) of mortality guarantee adjustments                      --
                                                                             -----------
                                                                                     --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                 --
                                                                             -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              --
                                                                             -----------
NET ASSETS AT DECEMBER 31, 2012                                                      --
Changes From Operations:
   - Net investment income (loss)                                                 3,113
   - Net realized gain (loss) on investments                                         86
   - Net change in unrealized appreciation or depreciation on investments        24,094
                                                                             -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                    27,293
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         355,037
   - Contract withdrawals and transfers to annuity reserves                        (946)
   - Contract transfers                                                             (76)
                                                                             -----------
                                                                                354,015
   Annuity Reserves:
   - Annuity Payments                                                                --
   - Receipt (reimbursement) of mortality guarantee adjustments                      --
                                                                             -----------
                                                                                     --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            354,015
                                                                             -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         381,308
                                                                             -----------
NET ASSETS AT DECEMBER 31, 2013                                               $ 381,308
                                                                             ===========



See accompanying notes.

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                              AMERICAN
                                                                              FUNDS                      AMERICAN
                                                                              MANAGED       AMERICAN     FUNDS
                                                                              RISK BLUE     FUNDS        MANAGED
                                                                              CHIP INCOME   MANAGED      RISK
                                                                              AND GROWTH    RISK GROWTH  GROWTH-INCOME
                                                                              CLASS P1      CLASS P1     CLASS P1
                                                                              SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                  $      --     $      --       $    --
Changes From Operations:
   - Net investment income (loss)                                                     --            --            --
   - Net realized gain (loss) on investments                                          --            --            --
   - Net change in unrealized appreciation or depreciation on investments             --            --            --
                                                                              ------------  -----------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                         --            --            --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                               --            --            --
   - Contract withdrawals and transfers to annuity reserves                           --            --            --
   - Contract transfers                                                               --            --            --
                                                                              ------------  -----------  ---------------
                                                                                      --            --            --
   Annuity Reserves:
   - Transfer from accumulation units                                                 --            --            --
   - Annuity Payments                                                                 --            --            --
   - Receipt (reimbursement) of mortality guarantee adjustments                       --            --            --
                                                                              ------------  -----------  ---------------
                                                                                      --            --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                  --            --            --
                                                                              ------------  -----------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               --            --            --
                                                                              ------------  -----------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                                       --            --            --
Changes From Operations:
   - Net investment income (loss)                                                    156           217            59
   - Net realized gain (loss) on investments                                           1            10            --
   - Net change in unrealized appreciation or depreciation on investments            872         1,520           147
                                                                              ------------  -----------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                      1,029         1,747           206
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           11,148        50,010         6,069
   - Contract withdrawals and transfers to annuity reserves                           --          (555)           --
   - Contract transfers                                                               --            --            --
                                                                              ------------  -----------  ---------------
                                                                                  11,148        49,455         6,069
   Annuity Reserves:
   - Annuity Payments                                                                 --            --            --
   - Receipt (reimbursement) of mortality guarantee adjustments                       --            --            --
                                                                              ------------  -----------  ---------------
                                                                                      --            --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              11,148        49,455         6,069
                                                                              ------------  -----------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           12,177        51,202         6,275
                                                                              ------------  -----------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                                $  12,177     $  51,202       $ 6,275
                                                                              ============  ===========  ===============



                                                                                                             AMERICAN
                                                                                                             FUNDS U.S.
                                                                                                AMERICAN     GOVERNMENT/
                                                                              AMERICAN FUNDS    FUNDS        AAA-RATED
                                                                              MORTGAGE          NEW WORLD    SECURITIES
                                                                              CLASS 1           CLASS 1      CLASS 1
                                                                              SUBACCOUNT        SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                    $       --     $       --    $      --
Changes From Operations:
   - Net investment income (loss)                                                       123            196          358
   - Net realized gain (loss) on investments                                          1,048             71          228
   - Net change in unrealized appreciation or depreciation on investments            (1,650)         1,774         (631)
                                                                              ----------------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                          (479)         2,041          (45)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                              93,784         24,903       33,770
   - Contract withdrawals and transfers to annuity reserves                            (423)          (203)        (942)
   - Contract transfers                                                              54,529            641       32,153
                                                                              ----------------  -----------  ------------
                                                                                    147,890         25,341       64,981
   Annuity Reserves:
   - Transfer from accumulation units                                                    --             --           --
   - Annuity Payments                                                                    --             --           --
   - Receipt (reimbursement) of mortality guarantee adjustments                          --             --           --
                                                                              ----------------  -----------  ------------
                                                                                         --             --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                147,890         25,341       64,981
                                                                              ----------------  -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             147,411         27,382       64,936
                                                                              ----------------  -----------  ------------
NET ASSETS AT DECEMBER 31, 2012                                                     147,411         27,382       64,936
Changes From Operations:
   - Net investment income (loss)                                                       (43)         5,730         (357)
   - Net realized gain (loss) on investments                                            151          1,456       (2,212)
   - Net change in unrealized appreciation or depreciation on investments            (6,315)        25,764       (8,881)
                                                                              ----------------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                        (6,207)        32,950      (11,450)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             147,950        493,629      290,101
   - Contract withdrawals and transfers to annuity reserves                          (4,654)        (8,020)      (6,528)
   - Contract transfers                                                              30,293        135,554      (66,482)
                                                                              ----------------  -----------  ------------
                                                                                    173,589        621,163      217,091
   Annuity Reserves:
   - Annuity Payments                                                                    --             --           --
   - Receipt (reimbursement) of mortality guarantee adjustments                          --             --           --
                                                                              ----------------  -----------  ------------
                                                                                         --             --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                173,589        621,163      217,091
                                                                              ----------------  -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             167,382        654,113      205,641
                                                                              ----------------  -----------  ------------
NET ASSETS AT DECEMBER 31, 2013                                                  $  314,793     $  681,495    $ 270,577
                                                                              ================  ===========  ============





                                                                              BLACKROCK         BLACKROCK         DELAWARE VIP
                                                                              GLOBAL            GLOBAL            DIVERSIFIED
                                                                              ALLOCATION V.I.   ALLOCATION V.I.   INCOME
                                                                              CLASS I           CLASS III         STANDARD CLASS
                                                                              SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                   $      --      $  1,039,089,031     $       --
Changes From Operations:
   - Net investment income (loss)                                                     953            (2,810,821)           (17)
   - Net realized gain (loss) on investments                                          194             5,459,441             --
   - Net change in unrealized appreciation or depreciation on investments            (139)           84,844,047             65
                                                                              ---------------  -----------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                       1,008            87,492,667             48
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            66,212           139,284,256         59,000
   - Contract withdrawals and transfers to annuity reserves                            --           (67,842,690)            --
   - Contract transfers                                                                --            67,417,356          2,500
                                                                              ---------------  -----------------  --------------
                                                                                   66,212           138,858,922         61,500
   Annuity Reserves:
   - Transfer from accumulation units                                                  --                    --             --
   - Annuity Payments                                                                  --               (17,105)            --
   - Receipt (reimbursement) of mortality guarantee adjustments                        --                (1,115)            --
                                                                              ---------------  -----------------  --------------
                                                                                       --               (18,220)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               66,212           138,840,702         61,500
                                                                              ---------------  -----------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            67,220           226,333,369         61,548
                                                                              ---------------  -----------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                    67,220         1,265,422,400         61,548
Changes From Operations:
   - Net investment income (loss)                                                   5,034            (9,287,835)          (193)
   - Net realized gain (loss) on investments                                       21,904            70,594,933         (1,064)
   - Net change in unrealized appreciation or depreciation on investments          13,074            93,822,866           (558)
                                                                              ---------------  -----------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                      40,012           155,129,964         (1,815)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           782,089            56,950,822        385,931
   - Contract withdrawals and transfers to annuity reserves                       (25,184)          (82,994,050)       (34,630)
   - Contract transfers                                                            73,729             1,661,930        152,136
                                                                              ---------------  -----------------  --------------
                                                                                  830,634           (24,381,298)       503,437
   Annuity Reserves:
   - Annuity Payments                                                                  --               (20,378)            --
   - Receipt (reimbursement) of mortality guarantee adjustments                        --                   679             --
                                                                              ---------------  -----------------  --------------
                                                                                       --               (19,699)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              830,634           (24,400,997)       503,437
                                                                              ---------------  -----------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           870,646           130,728,967        501,622
                                                                              ---------------  -----------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                 $ 937,866      $  1,396,151,367     $  563,170
                                                                              ===============  =================  ==============





                                                                                DELAWARE VIP     DELAWARE VIP
                                                                                DIVERSIFIED      EMERGING         DELAWARE VIP
                                                                                INCOME           MARKETS          HIGH YIELD
                                                                                SERVICE CLASS    SERVICE CLASS    STANDARD CLASS
                                                                                SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $  1,190,826,571   $  308,378,797    $   5,252,890
Changes From Operations:
   - Net investment income (loss)                                                   17,771,940       (3,081,990)         367,361
   - Net realized gain (loss) on investments                                        47,218,645       (2,734,761)          69,605
   - Net change in unrealized appreciation or depreciation on investments            1,287,582       44,447,961          785,705
                                                                              -----------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                       66,278,167       38,631,210        1,222,671
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            120,335,823       30,061,998            2,161
   - Contract withdrawals and transfers to annuity reserves                        (99,051,371)     (23,465,956)      (1,012,258)
   - Contract transfers                                                            122,031,314       (3,613,078)       4,661,424
                                                                              -----------------  ---------------  ---------------
                                                                                   143,315,766        2,982,964        3,651,327
   Annuity Reserves:
   - Transfer from accumulation units                                                   10,270               --               --
   - Annuity Payments                                                                  (28,491)          (8,416)            (290)
   - Receipt (reimbursement) of mortality guarantee adjustments                         (3,868)             (67)              49
                                                                              -----------------  ---------------  ---------------
                                                                                       (22,089)          (8,483)            (241)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               143,293,677        2,974,481        3,651,086
                                                                              -----------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            209,571,844       41,605,691        4,873,757
                                                                              -----------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                                  1,400,398,415      349,984,488       10,126,647
Changes From Operations:
   - Net investment income (loss)                                                    7,667,643         (671,082)         639,021
   - Net realized gain (loss) on investments                                        19,285,385        4,341,490          382,760
   - Net change in unrealized appreciation or depreciation on investments          (71,365,727)      24,441,965         (429,579)
                                                                              -----------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                      (44,412,699)      28,112,373          592,202
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            147,227,353       11,528,945            8,215
   - Contract withdrawals and transfers to annuity reserves                       (111,539,752)     (26,685,586)        (673,565)
   - Contract transfers                                                             28,910,594        3,373,486       (4,930,327)
                                                                              -----------------  ---------------  ---------------
                                                                                    64,598,195      (11,783,155)      (5,595,677)
   Annuity Reserves:
   - Annuity Payments                                                                  (25,083)          (8,917)            (314)
   - Receipt (reimbursement) of mortality guarantee adjustments                            626                8               66
                                                                              -----------------  ---------------  ---------------
                                                                                       (24,457)          (8,909)            (248)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                64,573,738      (11,792,064)      (5,595,925)
                                                                              -----------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             20,161,039       16,320,309       (5,003,723)
                                                                              -----------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                               $  1,420,559,454   $  366,304,797    $   5,122,924
                                                                              =================  ===============  ===============






                                                                               DELAWARE VIP
                                                                               HIGH YIELD
                                                                               SERVICE CLASS
                                                                               SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $   243,741,485
Changes From Operations:
   - Net investment income (loss)                                                  17,136,312
   - Net realized gain (loss) on investments                                        4,278,966
   - Net change in unrealized appreciation or depreciation on investments          13,772,312
                                                                              ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                      35,187,590
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             2,652,079
   - Contract withdrawals and transfers to annuity reserves                       (29,037,193)
   - Contract transfers                                                            (3,539,710)
                                                                              ----------------
                                                                                  (29,924,824)
   Annuity Reserves:
   - Transfer from accumulation units                                                      --
   - Annuity Payments                                                                 (17,094)
   - Receipt (reimbursement) of mortality guarantee adjustments                        (9,042)
                                                                              ----------------
                                                                                      (26,136)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (29,950,960)
                                                                              ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             5,236,630
                                                                              ----------------
NET ASSETS AT DECEMBER 31, 2012                                                   248,978,115
Changes From Operations:
   - Net investment income (loss)                                                  13,305,838
   - Net realized gain (loss) on investments                                        6,110,240
   - Net change in unrealized appreciation or depreciation on investments          (3,181,721)
                                                                              ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                      16,234,357
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             1,664,856
   - Contract withdrawals and transfers to annuity reserves                       (28,449,137)
   - Contract transfers                                                           (13,650,778)
                                                                              ----------------
                                                                                  (40,435,059)
   Annuity Reserves:
   - Annuity Payments                                                                 (16,777)
   - Receipt (reimbursement) of mortality guarantee adjustments                           591
                                                                              ----------------
                                                                                      (16,186)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (40,451,245)
                                                                              ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           (24,216,888)
                                                                              ----------------
NET ASSETS AT DECEMBER 31, 2013                                               $   224,761,227
                                                                              ================



See accompanying notes.

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                                              DELAWARE VIP     DELAWARE VIP
                                                                              DELAWARE VIP    LIMITED-TERM     LIMITED-TERM
                                                                              INTERNATIONAL   DIVERSIFIED      DIVERSIFIED
                                                                              VALUE EQUITY    INCOME           INCOME
                                                                              STANDARD CLASS  STANDARD CLASS   SERVICE CLASS
                                                                              SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                   $  222,522      $       --    $    911,377,732
Changes From Operations:
   - Net investment income (loss)                                                    2,692              89             987,037
   - Net realized gain (loss) on investments                                       (24,620)             --           9,379,110
   - Net change in unrealized appreciation or depreciation on investments           50,860            (164)            547,662
                                                                              --------------  --------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                       28,932             (75)         10,913,809
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                                111          35,018         107,274,973
   - Contract withdrawals and transfers to annuity reserves                        (33,578)         (1,064)        (83,298,604)
   - Contract transfers                                                             (3,505)         43,100         152,531,699
                                                                              --------------  --------------  -----------------
                                                                                   (36,972)         77,054         176,508,068
   Annuity Reserves:
   - Transfer from accumulation units                                                   --              --                  --
   - Annuity Payments                                                                   --              --              (9,704)
   - Receipt (reimbursement) of mortality guarantee adjustments                         --              --                (713)
                                                                              --------------  --------------  -----------------
                                                                                        --              --             (10,417)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               (36,972)         77,054         176,497,651
                                                                              --------------  --------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             (8,040)         76,979         187,411,460
                                                                              --------------  --------------  -----------------
NET ASSETS AT DECEMBER 31, 2012                                                    214,482          76,979       1,098,789,192
Changes From Operations:
   - Net investment income (loss)                                                      240            (259)           (635,155)
   - Net realized gain (loss) on investments                                       (11,046)           (752)         (1,654,789)
   - Net change in unrealized appreciation or depreciation on investments           50,190          (2,363)        (27,575,156)
                                                                              --------------  --------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                       39,384          (3,374)        (29,865,100)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                                111         380,913         182,202,100
   - Contract withdrawals and transfers to annuity reserves                        (20,412)        (14,825)        (89,951,864)
   - Contract transfers                                                            (15,785)        463,119         135,199,449
                                                                              --------------  --------------  -----------------
                                                                                   (36,086)        829,207         227,449,685
   Annuity Reserves:
   - Annuity Payments                                                                   --              --             (12,821)
   - Receipt (reimbursement) of mortality guarantee adjustments                         --              --                  15
                                                                              --------------  --------------  -----------------
                                                                                        --              --             (12,806)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               (36,086)        829,207         227,436,879
                                                                              --------------  --------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              3,298         825,833         197,571,779
                                                                              --------------  --------------  -----------------
NET ASSETS AT DECEMBER 31, 2013                                                 $  217,780      $  902,812    $  1,296,360,971
                                                                              ==============  ==============  =================


                                                                                                               DELAWARE VIP
                                                                                                               SMALL CAP
                                                                              DELAWARE         DELAWARE        VALUE
                                                                              VIP REIT         VIP REIT        STANDARD
                                                                              STANDARD CLASS   SERVICE CLASS   CLASS
                                                                              SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                  $  4,660,435   $  124,874,170   $  7,526,918
Changes From Operations:
   - Net investment income (loss)                                                     7,182         (591,851)       (60,862)
   - Net realized gain (loss) on investments                                        (63,995)        (559,526)       904,692
   - Net change in unrealized appreciation or depreciation on investments           730,412       19,474,743         30,824
                                                                              --------------  ---------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                       673,599       18,323,366        874,654
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                               3,122        8,988,071         24,055
   - Contract withdrawals and transfers to annuity reserves                        (730,658)     (14,769,321)      (878,796)
   - Contract transfers                                                            (232,608)      13,685,304       (436,957)
                                                                              --------------  ---------------  -------------
                                                                                   (960,144)       7,904,054     (1,291,698)
   Annuity Reserves:
   - Transfer from accumulation units                                                    --            5,327             --
   - Annuity Payments                                                               (18,050)         (35,337)        (1,090)
   - Receipt (reimbursement) of mortality guarantee adjustments                         (95)           1,764             47
                                                                              --------------  ---------------  -------------
                                                                                    (18,145)         (28,246)        (1,043)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               (978,289)       7,875,808     (1,292,741)
                                                                              --------------  ---------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            (304,690)      26,199,174       (418,087)
                                                                              --------------  ---------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                   4,355,745      151,073,344      7,108,831
Changes From Operations:
   - Net investment income (loss)                                                     3,313         (582,745)       (51,330)
   - Net realized gain (loss) on investments                                         32,081        2,801,314        839,602
   - Net change in unrealized appreciation or depreciation on investments            (2,359)      (1,691,895)     1,284,911
                                                                              --------------  ---------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                        33,035          526,674      2,073,183
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                              15,992        8,535,178         25,249
   - Contract withdrawals and transfers to annuity reserves                        (451,585)     (16,378,401)    (1,011,898)
   - Contract transfers                                                             325,234       (3,385,337)      (136,831)
                                                                              --------------  ---------------  -------------
                                                                                   (110,359)     (11,228,560)    (1,123,480)
   Annuity Reserves:
   - Annuity Payments                                                               (19,977)         (29,580)        (1,268)
   - Receipt (reimbursement) of mortality guarantee adjustments                         460            5,108             96
                                                                              --------------  ---------------  -------------
                                                                                    (19,517)         (24,472)        (1,172)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               (129,876)     (11,253,032)    (1,124,652)
                                                                              --------------  ---------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             (96,841)     (10,726,358)       948,531
                                                                              --------------  ---------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                                $  4,258,904   $  140,346,986   $  8,057,362
                                                                              ==============  ===============  =============


                                                                                               DELAWARE VIP
                                                                               DELAWARE VIP    SMID CAP         DELAWARE VIP
                                                                               SMALL CAP       GROWTH           SMID CAP
                                                                               VALUE           STANDARD         GROWTH
                                                                               SERVICE CLASS   CLASS            SERVICE CLASS
                                                                               SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $  323,498,204   $   8,532,844   $   115,611,592
Changes From Operations:
   - Net investment income (loss)                                                 (4,547,877)       (101,486)       (2,440,138)
   - Net realized gain (loss) on investments                                      34,967,735         821,766        11,159,358
   - Net change in unrealized appreciation or depreciation on investments          6,641,772          91,764            87,514
                                                                              ---------------  --------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                     37,061,630         812,044         8,806,734
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           27,529,067          43,190        18,274,788
   - Contract withdrawals and transfers to annuity reserves                      (30,636,556)     (1,296,727)      (14,408,778)
   - Contract transfers                                                          (32,033,254)       (254,015)        3,826,089
                                                                              ---------------  --------------  ----------------
                                                                                 (35,140,743)     (1,507,552)        7,692,099
   Annuity Reserves:
   - Transfer from accumulation units                                                     --              --                --
   - Annuity Payments                                                                (15,381)         (2,153)            1,824
   - Receipt (reimbursement) of mortality guarantee adjustments                          203         (35,840)           (2,415)
                                                                              ---------------  --------------  ----------------
                                                                                     (15,178)        (37,993)             (591)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (35,155,921)     (1,545,545)        7,691,508
                                                                              ---------------  --------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            1,905,709        (733,501)       16,498,242
                                                                              ---------------  --------------  ----------------
NET ASSETS AT DECEMBER 31, 2012                                                  325,403,913       7,799,343       132,109,834
Changes From Operations:
   - Net investment income (loss)                                                 (4,052,593)       (117,902)       (2,461,174)
   - Net realized gain (loss) on investments                                      33,931,053         902,413        15,253,977
   - Net change in unrealized appreciation or depreciation on investments         64,867,532       2,022,154        35,339,747
                                                                              ---------------  --------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                     94,745,992       2,806,665        48,132,550
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           10,810,499          29,925         9,644,355
   - Contract withdrawals and transfers to annuity reserves                      (33,354,379)     (1,124,117)      (15,753,085)
   - Contract transfers                                                          (24,678,018)        (79,982)       (4,196,255)
                                                                              ---------------  --------------  ----------------
                                                                                 (47,221,898)     (1,174,174)      (10,304,985)
   Annuity Reserves:
   - Annuity Payments                                                                 (4,158)         (2,701)          (11,775)
   - Receipt (reimbursement) of mortality guarantee adjustments                         (706)             46            (1,403)
                                                                              ---------------  --------------  ----------------
                                                                                      (4,864)         (2,655)          (13,178)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (47,226,762)     (1,176,829)      (10,318,163)
                                                                              ---------------  --------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           47,519,230       1,629,836        37,814,387
                                                                              ---------------  --------------  ----------------
NET ASSETS AT DECEMBER 31, 2013                                               $  372,923,143   $   9,429,179   $   169,924,221
                                                                              ===============  ==============  ================



                                                                                                DELAWARE
                                                                               DELAWARE VIP     VIP VALUE       DELAWARE
                                                                               U.S. GROWTH      STANDARD        VIP VALUE
                                                                               SERVICE CLASS    CLASS           SERVICE CLASS
                                                                               SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $  232,573,464   $  5,811,505   $  154,062,662
Changes From Operations:
   - Net investment income (loss)                                                 (3,041,360)        46,265          494,661
   - Net realized gain (loss) on investments                                      11,486,369        127,953        3,984,869
   - Net change in unrealized appreciation or depreciation on investments         24,521,265        536,788       15,708,773
                                                                              ---------------  -------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                     32,966,274        711,006       20,188,303
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           20,679,017        192,987       10,769,652
   - Contract withdrawals and transfers to annuity reserves                      (16,556,917)      (632,026)     (17,078,635)
   - Contract transfers                                                            6,477,986       (328,729)      16,574,554
                                                                              ---------------  -------------  ---------------
                                                                                  10,600,086       (767,768)      10,265,571
   Annuity Reserves:
   - Transfer from accumulation units                                                     --             --            5,315
   - Annuity Payments                                                                 (1,181)        (3,826)          (3,953)
   - Receipt (reimbursement) of mortality guarantee adjustments                       (8,819)       (15,577)          (3,937)
                                                                              ---------------  -------------  ---------------
                                                                                     (10,000)       (19,403)          (2,575)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              10,590,086       (787,171)      10,262,996
                                                                              ---------------  -------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           43,556,360        (76,165)      30,451,299
                                                                              ---------------  -------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                                  276,129,824      5,735,340      184,513,961
Changes From Operations:
   - Net investment income (loss)                                                 (3,160,836)        20,416         (373,735)
   - Net realized gain (loss) on investments                                      28,518,909        300,939       12,555,323
   - Net change in unrealized appreciation or depreciation on investments         62,455,438      1,465,995       46,303,024
                                                                              ---------------  -------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                     87,813,511      1,787,350       58,484,612
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           15,982,014          5,489        9,109,231
   - Contract withdrawals and transfers to annuity reserves                      (19,950,756)      (607,819)     (22,376,380)
   - Contract transfers                                                          (24,564,335)       487,228       20,401,005
                                                                              ---------------  -------------  ---------------
                                                                                 (28,533,077)      (115,102)       7,133,856
   Annuity Reserves:
   - Annuity Payments                                                                   (931)        (2,510)          (9,295)
   - Receipt (reimbursement) of mortality guarantee adjustments                          446            524           (2,423)
                                                                              ---------------  -------------  ---------------
                                                                                        (485)        (1,986)         (11,718)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (28,533,562)      (117,088)       7,122,138
                                                                              ---------------  -------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           59,279,949      1,670,262       65,606,750
                                                                              ---------------  -------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                               $  335,409,773   $  7,405,602   $  250,120,711
                                                                              ===============  =============  ===============




                                                                              DWS ALTERNATIVE
                                                                              ASSET ALLOCATION
                                                                              VIP CLASS A
                                                                              SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                    $      --
Changes From Operations:
   - Net investment income (loss)                                                      (84)
   - Net realized gain (loss) on investments                                            13
   - Net change in unrealized appreciation or depreciation on investments              826
                                                                              ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                          755
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             39,400
   - Contract withdrawals and transfers to annuity reserves                           (236)
   - Contract transfers                                                              1,259
                                                                              ----------------
                                                                                    40,423
   Annuity Reserves:
   - Transfer from accumulation units                                                   --
   - Annuity Payments                                                                   --
   - Receipt (reimbursement) of mortality guarantee adjustments                         --
                                                                              ----------------
                                                                                        --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                40,423
                                                                              ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             41,178
                                                                              ----------------
NET ASSETS AT DECEMBER 31, 2012                                                     41,178
Changes From Operations:
   - Net investment income (loss)                                                   (1,421)
   - Net realized gain (loss) on investments                                          (788)
   - Net change in unrealized appreciation or depreciation on investments            6,938
                                                                              ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                        4,729
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            323,114
   - Contract withdrawals and transfers to annuity reserves                        (19,434)
   - Contract transfers                                                            287,857
                                                                              ----------------
                                                                                   591,537
   Annuity Reserves:
   - Annuity Payments                                                                   --
   - Receipt (reimbursement) of mortality guarantee adjustments                         --
                                                                              ----------------
                                                                                        --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               591,537
                                                                              ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            596,266
                                                                              ----------------
NET ASSETS AT DECEMBER 31, 2013                                                  $ 637,444
                                                                              ================



See accompanying notes.

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                                DWS ALTERNATIVE     DWS EQUITY       DWS EQUITY
                                                                                ASSET ALLOCATION    500 INDEX        500 INDEX
                                                                                VIP CLASS B         VIP CLASS A      VIP CLASS B
                                                                                SUBACCOUNT          SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                     $  37,965,035    $   18,412,219   $   25,866,328
Changes From Operations:
   - Net investment income (loss)                                                       640,047            51,268          (45,876)
   - Net realized gain (loss) on investments                                            437,633           638,697        1,298,076
   - Net change in unrealized appreciation or depreciation on investments             1,993,716         1,837,295        2,106,581
                                                                                -----------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                         3,071,396         2,527,260        3,358,781
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                               5,636,709           169,137           97,858
   - Contract withdrawals and transfers to annuity reserves                          (3,269,757)       (2,408,414)      (3,464,499)
   - Contract transfers                                                               5,483,680           (16,877)      (1,424,021)
                                                                                -----------------  ---------------  ---------------
                                                                                      7,850,632        (2,256,154)      (4,790,662)
   Annuity Reserves:
   - Transfer from accumulation units                                                        --                --               --
   - Annuity Payments                                                                        --            (4,788)          (3,045)
   - Receipt (reimbursement) of mortality guarantee adjustments                              --           (91,123)              52
                                                                                -----------------  ---------------  ---------------
                                                                                             --           (95,911)          (2,993)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                  7,850,632        (2,352,065)      (4,793,655)
                                                                                -----------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              10,922,028           175,195       (1,434,874)
                                                                                -----------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                                      48,887,063        18,587,414       24,431,454
Changes From Operations:
   - Net investment income (loss)                                                        37,117           149,304          236,805
   - Net realized gain (loss) on investments                                            163,330         4,440,301        7,384,874
   - Net change in unrealized appreciation or depreciation on investments              (700,499)         (705,958)      (3,701,998)
                                                                                -----------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                          (500,052)        3,883,647        3,919,681
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                               3,359,508            49,292           22,862
   - Contract withdrawals and transfers to annuity reserves                          (3,953,006)       (2,226,719)      (1,808,043)
   - Contract transfers                                                               5,204,417       (12,042,451)     (26,564,769)
                                                                                -----------------  ---------------  ---------------
                                                                                      4,610,919       (14,219,878)     (28,349,950)
   Annuity Reserves:
   - Annuity Payments                                                                        --            (2,006)          (1,185)
   - Receipt (reimbursement) of mortality guarantee adjustments                              --               322               --
                                                                                -----------------  ---------------  ---------------
                                                                                             --            (1,684)          (1,185)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                  4,610,919       (14,221,562)     (28,351,135)
                                                                                -----------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               4,110,867       (10,337,915)     (24,431,454)
                                                                                -----------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                                   $  52,997,930    $    8,249,499   $           --
                                                                                =================  ===============  ===============


                                                                                 DWS SMALL       DWS SMALL         FIDELITY VIP
                                                                                 CAP INDEX       CAP INDEX         CONTRAFUND
                                                                                 VIP CLASS A     VIP CLASS B       SERVICE CLASS 2
                                                                                 SUBACCOUNT      SUBACCOUNT        SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                   $   5,003,402   $   12,331,980   $     912,428,246
Changes From Operations:
   - Net investment income (loss)                                                     (33,542)        (115,167)         (5,278,177)
   - Net realized gain (loss) on investments                                           95,948          135,978           9,132,422
   - Net change in unrealized appreciation or depreciation on investments             614,507        1,578,014         124,403,825
                                                                                --------------  ---------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                         676,913        1,598,825         128,258,070
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                                42,888           55,192          58,829,969
   - Contract withdrawals and transfers to annuity reserves                          (843,519)      (1,739,595)        (85,350,182)
   - Contract transfers                                                              (206,926)      (1,108,392)        (31,410,933)
                                                                                --------------  ---------------  ------------------
                                                                                   (1,007,557)      (2,792,795)        (57,931,146)
   Annuity Reserves:
   - Transfer from accumulation units                                                      --               --                  --
   - Annuity Payments                                                                      --           (9,623)            (29,781)
   - Receipt (reimbursement) of mortality guarantee adjustments                            --               (2)             (1,581)
                                                                                --------------  ---------------  ------------------
                                                                                           --           (9,625)            (31,362)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               (1,007,557)      (2,802,420)        (57,962,508)
                                                                                --------------  ---------------  ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              (330,644)      (1,203,595)         70,295,562
                                                                                --------------  ---------------  ------------------
NET ASSETS AT DECEMBER 31, 2012                                                     4,672,758       11,128,385         982,723,808
Changes From Operations:
   - Net investment income (loss)                                                       4,255          100,343          (8,780,677)
   - Net realized gain (loss) on investments                                          444,538        2,647,871          37,609,681
   - Net change in unrealized appreciation or depreciation on investments           1,103,588         (923,878)        240,308,847
                                                                                --------------  ---------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                       1,552,381        1,824,336         269,137,851
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                                 7,428           10,525          36,550,358
   - Contract withdrawals and transfers to annuity reserves                          (567,334)        (797,687)        (91,476,318)
   - Contract transfers                                                              (348,408)     (12,165,559)        (49,078,471)
                                                                                --------------  ---------------  ------------------
                                                                                     (908,314)     (12,952,721)       (104,004,431)
   Annuity Reserves:
   - Annuity Payments                                                                      --               --             (14,509)
   - Receipt (reimbursement) of mortality guarantee adjustments                            --               --                 235
                                                                                --------------  ---------------  ------------------
                                                                                           --               --             (14,274)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                 (908,314)     (12,952,721)       (104,018,705)
                                                                                --------------  ---------------  ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               644,067      (11,128,385)        165,119,146
                                                                                --------------  ---------------  ------------------
NET ASSETS AT DECEMBER 31, 2013                                                 $   5,316,825   $           --   $   1,147,842,954
                                                                                ==============  ===============  ==================


                                                                                FIDELITY VIP    FIDELITY VIP     FIDELITY VIP
                                                                                EQUITY-INCOME   EQUITY-INCOME    GROWTH
                                                                                INITIAL CLASS   SERVICE CLASS 2  INITIAL CLASS
                                                                                SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                   $   5,855,188   $   35,610,265   $  4,775,306
Changes From Operations:
   - Net investment income (loss)                                                     100,734          382,516        (41,365)
   - Net realized gain (loss) on investments                                          276,103        1,269,072        (13,207)
   - Net change in unrealized appreciation or depreciation on investments             503,124        3,307,947        677,110
                                                                                --------------  ---------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                         879,961        4,959,535        622,538
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                               226,358          209,497         33,925
   - Contract withdrawals and transfers to annuity reserves                          (594,901)      (5,349,557)      (534,331)
   - Contract transfers                                                              (314,736)      (2,321,251)      (138,094)
                                                                                --------------  ---------------  -------------
                                                                                     (683,279)      (7,461,311)      (638,500)
   Annuity Reserves:
   - Transfer from accumulation units                                                      --               --             --
   - Annuity Payments                                                                  (1,557)         (16,874)        (1,607)
   - Receipt (reimbursement) of mortality guarantee adjustments                       (14,660)              (2)       (63,740)
                                                                                --------------  ---------------  -------------
                                                                                      (16,217)         (16,876)       (65,347)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                 (699,496)      (7,478,187)      (703,847)
                                                                                --------------  ---------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               180,465       (2,518,652)       (81,309)
                                                                                --------------  ---------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                     6,035,653       33,091,613      4,693,997
Changes From Operations:
   - Net investment income (loss)                                                     (33,572)        (213,883)       (55,724)
   - Net realized gain (loss) on investments                                          364,648        2,513,407         88,851
   - Net change in unrealized appreciation or depreciation on investments             670,085        3,132,140      1,432,453
                                                                                --------------  ---------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                       1,001,161        5,431,664      1,465,580
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                                 1,259           93,726         20,230
   - Contract withdrawals and transfers to annuity reserves                          (395,818)      (1,533,387)      (581,513)
   - Contract transfers                                                            (6,642,255)     (37,066,175)      (148,306)
                                                                                --------------  ---------------  -------------
                                                                                   (7,036,814)     (38,505,836)      (709,589)
   Annuity Reserves:
   - Annuity Payments                                                                      --          (17,617)          (427)
   - Receipt (reimbursement) of mortality guarantee adjustments                            --              176            159
                                                                                --------------  ---------------  -------------
                                                                                           --          (17,441)          (268)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               (7,036,814)     (38,523,277)      (709,857)
                                                                                --------------  ---------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            (6,035,653)     (33,091,613)       755,723
                                                                                --------------  ---------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                                 $          --   $           --   $  5,449,720
                                                                                ==============  ===============  =============


                                                                                FIDELITY VIP      FIDELITY VIP      FIDELITY VIP
                                                                                GROWTH            MID CAP           OVERSEAS
                                                                                SERVICE CLASS 2   SERVICE CLASS 2   INITIAL CLASS
                                                                                SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                   $  112,879,306   $   426,177,922   $   1,688,755
Changes From Operations:
   - Net investment income (loss)                                                   (1,486,457)       (5,953,961)          5,744
   - Net realized gain (loss) on investments                                         3,754,938        44,128,245         (76,279)
   - Net change in unrealized appreciation or depreciation on investments            9,628,049        15,875,470         353,914
                                                                                ---------------  ----------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                       11,896,530        54,049,754         283,379
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                              8,208,415        39,403,156           2,191
   - Contract withdrawals and transfers to annuity reserves                         (9,905,125)      (32,858,670)       (267,619)
   - Contract transfers                                                              5,298,526        (7,615,077)        (93,780)
                                                                                ---------------  ----------------  --------------
                                                                                     3,601,816        (1,070,591)       (359,208)
   Annuity Reserves:
   - Transfer from accumulation units                                                       --                --              --
   - Annuity Payments                                                                   (4,466)          (34,040)             69
   - Receipt (reimbursement) of mortality guarantee adjustments                         (1,510)           (1,934)        (69,895)
                                                                                ---------------  ----------------  --------------
                                                                                        (5,976)          (35,974)        (69,826)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                 3,595,840        (1,106,565)       (429,034)
                                                                                ---------------  ----------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             15,492,370        52,943,189        (145,655)
                                                                                ---------------  ----------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                    128,371,676       479,121,111       1,543,100
Changes From Operations:
   - Net investment income (loss)                                                   (2,398,251)       (7,156,542)         (8,461)
   - Net realized gain (loss) on investments                                         8,704,050        84,195,429          69,867
   - Net change in unrealized appreciation or depreciation on investments           35,563,204        74,232,293         116,119
                                                                                ---------------  ----------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                       41,869,003       151,271,180         177,525
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                              8,099,983        23,549,243           2,371
   - Contract withdrawals and transfers to annuity reserves                        (11,253,819)      (40,012,680)        (51,740)
   - Contract transfers                                                             (6,417,882)      (46,127,128)     (1,671,256)
                                                                                ---------------  ----------------  --------------
                                                                                    (9,571,718)      (62,590,565)     (1,720,625)
   Annuity Reserves:
   - Annuity Payments                                                                   (5,761)           (8,254)             --
   - Receipt (reimbursement) of mortality guarantee adjustments                              1              (101)             --
                                                                                ---------------  ----------------  --------------
                                                                                        (5,760)           (8,355)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                (9,577,478)      (62,598,920)     (1,720,625)
                                                                                ---------------  ----------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             32,291,525        88,672,260      (1,543,100)
                                                                                ---------------  ----------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                 $  160,663,201   $   567,793,371   $          --
                                                                                ===============  ================  ==============


                                                                                FIDELITY VIP
                                                                                OVERSEAS
                                                                                SERVICE CLASS 2
                                                                                SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                   $   73,555,411
Changes From Operations:
   - Net investment income (loss)                                                      (41,703)
   - Net realized gain (loss) on investments                                        (2,435,621)
   - Net change in unrealized appreciation or depreciation on investments           14,662,529
                                                                                ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                       12,185,205
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                              1,075,663
   - Contract withdrawals and transfers to annuity reserves                         (8,036,013)
   - Contract transfers                                                             (8,642,448)
                                                                                ---------------
                                                                                   (15,602,798)
   Annuity Reserves:
   - Transfer from accumulation units                                                       --
   - Annuity Payments                                                                  (15,587)
   - Receipt (reimbursement) of mortality guarantee adjustments                         (5,919)
                                                                                ---------------
                                                                                       (21,506)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               (15,624,304)
                                                                                ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             (3,439,099)
                                                                                ---------------
NET ASSETS AT DECEMBER 31, 2012                                                     70,116,312
Changes From Operations:
   - Net investment income (loss)                                                     (439,883)
   - Net realized gain (loss) on investments                                         5,818,570
   - Net change in unrealized appreciation or depreciation on investments            2,438,470
                                                                                ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                        7,817,157
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                                361,343
   - Contract withdrawals and transfers to annuity reserves                         (2,930,251)
   - Contract transfers                                                            (75,349,169)
                                                                                ---------------
                                                                                   (77,918,077)
   Annuity Reserves:
   - Annuity Payments                                                                  (15,414)
   - Receipt (reimbursement) of mortality guarantee adjustments                             22
                                                                                ---------------
                                                                                       (15,392)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               (77,933,469)
                                                                                ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            (70,116,312)
                                                                                ---------------
NET ASSETS AT DECEMBER 31, 2013                                                 $           --
                                                                                ===============



See accompanying notes.

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                                                 FTVIPT
                                                                                FTVIPT           FRANKLIN          FTVIPT
                                                                                FRANKLIN         SMALL-MID         MUTUAL
                                                                                INCOME           CAP GROWTH        SHARES
                                                                                SECURITIES       SECURITIES        SECURITIES
                                                                                CLASS 2          CLASS 2           CLASS 2
                                                                                SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $  530,064,143   $    99,563,324   $  615,076,571
Changes From Operations:
   - Net investment income (loss)                                                 27,812,032        (1,663,792)       5,990,660
   - Net realized gain (loss) on investments                                        (465,253)        9,975,629        5,186,353
   - Net change in unrealized appreciation or depreciation on investments         30,905,011           327,046       71,086,582
                                                                              ---------------  ----------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                     58,251,790         8,638,883       82,263,595
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           34,952,592         1,572,129       43,229,845
   - Contract withdrawals and transfers to annuity reserves                      (52,149,213)      (10,227,167)     (44,620,207)
   - Contract transfers                                                           16,217,159        (4,080,093)      18,934,561
                                                                              ---------------  ----------------  ---------------
                                                                                    (979,462)      (12,735,131)      17,544,199
   Annuity Reserves:
   - Transfer from accumulation units                                                  5,236                --               --
   - Annuity Payments                                                                 (4,905)           (2,253)         (20,831)
   - Receipt (reimbursement) of mortality guarantee adjustments                       (1,019)              490           (1,871)
                                                                              ---------------  ----------------  ---------------
                                                                                        (688)           (1,763)         (22,702)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                (980,150)      (12,736,894)      17,521,497
                                                                              ---------------  ----------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           57,271,640        (4,098,011)      99,785,092
                                                                              ---------------  ----------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                                  587,335,783        95,465,313      714,861,663
Changes From Operations:
   - Net investment income (loss)                                                 28,952,647          (609,204)       6,360,506
   - Net realized gain (loss) on investments                                       5,069,443        23,061,593       25,561,425
   - Net change in unrealized appreciation or depreciation on investments         35,863,934        (7,116,865)     149,773,803
                                                                              ---------------  ----------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                     69,886,024        15,335,524      181,695,734
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           32,994,337           404,972       29,636,998
   - Contract withdrawals and transfers to annuity reserves                      (56,556,195)       (3,873,392)     (50,334,772)
   - Contract transfers                                                            3,375,507      (107,331,547)     (54,546,613)
                                                                              ---------------  ----------------  ---------------
                                                                                 (20,186,351)     (110,799,967)     (75,244,387)
   Annuity Reserves:
   - Annuity Payments                                                                 (7,476)             (717)          (4,262)
   - Receipt (reimbursement) of mortality guarantee adjustments                       (2,123)               --               25
                                                                              ---------------  ----------------  ---------------
                                                                                      (9,599)             (717)          (4,237)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (20,195,950)     (110,800,684)     (75,248,624)
                                                                              ---------------  ----------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           49,690,074       (95,465,160)     106,447,110
                                                                              ---------------  ----------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                               $  637,025,857   $           153   $  821,308,773
                                                                              ===============  ================  ===============


                                                                                                                  GOLDMAN
                                                                                FTVIPT           FTVIPT           SACHS VIT
                                                                                TEMPLETON        TEMPLETON        LARGE CAP
                                                                                GLOBAL BOND      GROWTH           VALUE
                                                                                SECURITIES       SECURITIES       SERVICE
                                                                                CLASS 2          CLASS 2          CLASS
                                                                                SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $   574,633,153   $  48,108,484   $   156,722,125
Changes From Operations:
   - Net investment income (loss)                                                  27,602,264         183,578           260,785
   - Net realized gain (loss) on investments                                       10,756,376      (2,257,608)        6,100,367
   - Net change in unrealized appreciation or depreciation on investments          32,450,476      10,377,900        20,158,196
                                                                              ----------------  --------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                      70,809,116       8,303,870        26,519,348
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             3,426,346         195,330         1,637,385
   - Contract withdrawals and transfers to annuity reserves                       (59,102,349)     (6,585,601)       (8,060,114)
   - Contract transfers                                                           (21,556,431)     (3,279,789)      (16,453,857)
                                                                              ----------------  --------------  ----------------
                                                                                  (77,232,434)     (9,670,060)      (22,876,586)
   Annuity Reserves:
   - Transfer from accumulation units                                                      --              --                --
   - Annuity Payments                                                                  (2,016)         (7,886)               --
   - Receipt (reimbursement) of mortality guarantee adjustments                        (2,489)            270                --
                                                                              ----------------  --------------  ----------------
                                                                                       (4,505)         (7,616)               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (77,236,939)     (9,677,676)      (22,876,586)
                                                                              ----------------  --------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            (6,427,823)     (1,373,806)        3,642,762
                                                                              ----------------  --------------  ----------------
NET ASSETS AT DECEMBER 31, 2012                                                   568,205,330      46,734,678       160,364,887
Changes From Operations:
   - Net investment income (loss)                                                  17,408,922         479,910           (33,544)
   - Net realized gain (loss) on investments                                       14,773,388       1,150,873        26,462,640
   - Net change in unrealized appreciation or depreciation on investments         (32,493,561)     10,468,756        20,221,525
                                                                              ----------------  --------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                        (311,251)     12,099,539        46,650,621
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             4,306,932         230,388         2,151,285
   - Contract withdrawals and transfers to annuity reserves                       (60,003,529)     (6,972,136)       (9,575,759)
   - Contract transfers                                                             9,379,207      (2,522,417)      (21,950,583)
                                                                              ----------------  --------------  ----------------
                                                                                  (46,317,390)     (9,264,165)      (29,375,057)
   Annuity Reserves:
   - Annuity Payments                                                                  (5,306)         (9,620)               --
   - Receipt (reimbursement) of mortality guarantee adjustments                           (73)            599                --
                                                                              ----------------  --------------  ----------------
                                                                                       (5,379)         (9,021)               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (46,322,769)     (9,273,186)      (29,375,057)
                                                                              ----------------  --------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           (46,634,020)      2,826,353        17,275,564
                                                                              ----------------  --------------  ----------------
NET ASSETS AT DECEMBER 31, 2013                                               $   521,571,310   $  49,561,031   $   177,640,451
                                                                              ================  ==============  ================




                                                                                                                INVESCO V.I.
                                                                                              HUNTINGTON VA     AMERICAN
                                                                              HUNTINGTON VA   DIVIDEND          FRANCHISE
                                                                              BALANCED        CAPTURE           SERIES I
                                                                              SUBACCOUNT      SUBACCOUNT        SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                  $    939,589     $   317,940    $         --
Changes From Operations:
   - Net investment income (loss)                                                     4,487          31,427         (24,062)
   - Net realized gain (loss) on investments                                         19,371           6,798         (12,059)
   - Net change in unrealized appreciation or depreciation on investments            98,872          24,903         (62,489)
                                                                              --------------  ---------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                       122,730          63,128         (98,610)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           1,319,509         473,657           1,640
   - Contract withdrawals and transfers to annuity reserves                        (105,254)        (24,663)       (168,455)
   - Contract transfers                                                             449,577         313,192       2,713,859
                                                                              --------------  ---------------  -------------
                                                                                  1,663,832         762,186       2,547,044
   Annuity Reserves:
   - Transfer from accumulation units                                                    --              --              --
   - Annuity Payments                                                                    --              --              --
   - Receipt (reimbursement) of mortality guarantee adjustments                          --              --              --
                                                                              --------------  ---------------  -------------
                                                                                         --              --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              1,663,832         762,186       2,547,044
                                                                              --------------  ---------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           1,786,562         825,314       2,448,434
                                                                              --------------  ---------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                   2,726,151       1,143,254       2,448,434
Changes From Operations:
   - Net investment income (loss)                                                    13,340          21,498         (26,565)
   - Net realized gain (loss) on investments                                         59,449          28,242          96,800
   - Net change in unrealized appreciation or depreciation on investments           287,085         162,295         799,424
                                                                              --------------  ---------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                       359,874         212,035         869,659
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                              45,313          48,655           7,558
   - Contract withdrawals and transfers to annuity reserves                        (114,297)        (57,818)       (317,010)
   - Contract transfers                                                               3,016         (14,920)       (196,797)
                                                                              --------------  ---------------  -------------
                                                                                    (65,968)        (24,083)       (506,249)
   Annuity Reserves:
   - Annuity Payments                                                                    --              --              --
   - Receipt (reimbursement) of mortality guarantee adjustments                          --              --              --
                                                                              --------------  ---------------  -------------
                                                                                         --              --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                (65,968)        (24,083)       (506,249)
                                                                              --------------  ---------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             293,906         187,952         363,410
                                                                              --------------  ---------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                                $  3,020,057     $ 1,331,206    $  2,811,844
                                                                              ==============  ===============  =============




                                                                               INVESCO V.I.  INVESCO V.I.    INVESCO V.I.
                                                                               AMERICAN      CAPITAL         CAPITAL
                                                                               FRANCHISE     APPRECIATION    APPRECIATION
                                                                               SERIES II     SERIES I        SERIES II
                                                                               SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $         --   $   2,450,534   $   1,219,587
Changes From Operations:
   - Net investment income (loss)                                                  (13,101)        (12,354)         (6,955)
   - Net realized gain (loss) on investments                                       (14,483)       (130,100)            974
   - Net change in unrealized appreciation or depreciation on investments          (30,969)        504,808         183,384
                                                                              -------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                      (58,553)        362,354         177,403
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             21,223           4,982             655
   - Contract withdrawals and transfers to annuity reserves                       (142,891)        (89,514)        (46,152)
   - Contract transfers                                                          1,341,039      (2,728,264)     (1,351,493)
                                                                              -------------  --------------  --------------
                                                                                 1,219,371      (2,812,796)     (1,396,990)
   Annuity Reserves:
   - Transfer from accumulation units                                                   --              --              --
   - Annuity Payments                                                                   --             (92)             --
   - Receipt (reimbursement) of mortality guarantee adjustments                         --              --              --
                                                                              -------------  --------------  --------------
                                                                                        --             (92)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             1,219,371      (2,812,888)     (1,396,990)
                                                                              -------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          1,160,818      (2,450,534)     (1,219,587)
                                                                              -------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                  1,160,818              --              --
Changes From Operations:
   - Net investment income (loss)                                                  (17,086)             --              --
   - Net realized gain (loss) on investments                                        33,496              --              --
   - Net change in unrealized appreciation or depreciation on investments          382,367              --              --
                                                                              -------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                      398,777              --              --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                              6,528              --              --
   - Contract withdrawals and transfers to annuity reserves                       (181,781)             --              --
   - Contract transfers                                                            (34,006)             --              --
                                                                              -------------  --------------  --------------
                                                                                  (209,259)             --              --
   Annuity Reserves:
   - Annuity Payments                                                                   --              --              --
   - Receipt (reimbursement) of mortality guarantee adjustments                         --              --              --
                                                                              -------------  --------------  --------------
                                                                                        --              --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (209,259)             --              --
                                                                              -------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            189,518              --              --
                                                                              -------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                               $  1,350,336   $          --   $          --
                                                                              =============  ==============  ==============





                                                                               INVESCO V.I.
                                                                               CORE EQUITY
                                                                               SERIES I
                                                                               SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $  8,890,121
Changes From Operations:
   - Net investment income (loss)                                                  (46,731)
   - Net realized gain (loss) on investments                                       279,567
   - Net change in unrealized appreciation or depreciation on investments          810,845
                                                                              -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                    1,043,681
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             95,109
   - Contract withdrawals and transfers to annuity reserves                     (1,397,149)
   - Contract transfers                                                           (357,850)
                                                                              -------------
                                                                                (1,659,890)
   Annuity Reserves:
   - Transfer from accumulation units                                                   --
   - Annuity Payments                                                               (1,119)
   - Receipt (reimbursement) of mortality guarantee adjustments                        491
                                                                              -------------
                                                                                      (628)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (1,660,518)
                                                                              -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           (616,837)
                                                                              -------------
NET ASSETS AT DECEMBER 31, 2012                                                  8,273,284
Changes From Operations:
   - Net investment income (loss)                                                  (10,809)
   - Net realized gain (loss) on investments                                       420,573
   - Net change in unrealized appreciation or depreciation on investments        1,722,247
                                                                              -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                    2,132,011
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             37,299
   - Contract withdrawals and transfers to annuity reserves                       (906,617)
   - Contract transfers                                                           (441,568)
                                                                              -------------
                                                                                (1,310,886)
   Annuity Reserves:
   - Annuity Payments                                                               (1,297)
   - Receipt (reimbursement) of mortality guarantee adjustments                        810
                                                                              -------------
                                                                                      (487)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (1,311,373)
                                                                              -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            820,638
                                                                              -------------
NET ASSETS AT DECEMBER 31, 2013                                               $  9,093,922
                                                                              =============



See accompanying notes.

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

YEARS ENDED DECEMBER 31, 2012 AND 2013




                                                                        INVESCO V.I.  INVESCO V.I.   INVESCO V.I.    JANUS ASPEN
                                                                        CORE          INTERNATIONAL  INTERNATIONAL   BALANCED
                                                                        EQUITY        GROWTH         GROWTH          SERVICE
                                                                        SERIES II     SERIES I       SERIES II       CLASS
                                                                        SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                           $ 2,952,470    $ 2,801,448   $  2,577,326   $  19,911,213
Changes From Operations:
   - Net investment income (loss)                                           (21,264)          (630)        (9,603)        160,785
   - Net realized gain (loss) on investments                                137,647        132,231        212,541       1,898,547
   - Net change in unrealized appreciation or depreciation on investments   195,759        234,769        102,328          36,611
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                               312,142        366,370        305,266       2,095,943
                                                                        ------------  -------------  -------------  --------------
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                       2,184            923         15,765         172,242
   - Contract withdrawals and transfers to annuity reserves                (885,626)      (292,720)      (723,962)     (3,335,804)
   - Contract transfers                                                     (61,204)       (58,594)       (90,028)     (1,243,640)
                                                                        ------------  -------------  -------------  --------------
                                                                           (944,646)      (350,391)      (798,225)     (4,407,202)
   Annuity Reserves:
   - Transfer from accumulation units                                            --             --             --              --
   - Annuity Payments                                                            --             --             --         (26,122)
   - Receipt (reimbursement) of mortality guarantee adjustments                  --             --             --             (51)
                                                                        ------------  -------------  -------------  --------------
                                                                                 --             --             --         (26,173)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                       (944,646)      (350,391)      (798,225)     (4,433,375)
                                                                        ------------  -------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (632,504)        15,979       (492,959)     (2,337,432)
                                                                        ------------  -------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                           2,319,966      2,817,427      2,084,367      17,573,781
Changes From Operations:
   - Net investment income (loss)                                            (9,310)        (7,478)       (12,210)        (50,955)
   - Net realized gain (loss) on investments                                147,796        215,362        106,122       1,523,595
   - Net change in unrealized appreciation or depreciation on investments   439,409        247,266        246,691       1,502,135
                                                                        ------------  -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                               577,895        455,150        340,603       2,974,775
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                       2,491         10,705          1,743          55,259
   - Contract withdrawals and transfers to annuity reserves                (309,957)      (351,761)      (268,741)     (3,029,338)
   - Contract transfers                                                     (97,657)       (89,363)       136,997         988,794
                                                                        ------------  -------------  -------------  --------------
                                                                           (405,123)      (430,419)      (130,001)     (1,985,285)
   Annuity Reserves:
   - Annuity Payments                                                            --             --             --         (30,244)
   - Receipt (reimbursement) of mortality guarantee adjustments                  --             --             --             116
                                                                        ------------  -------------  -------------  --------------
                                                                                 --             --             --         (30,128)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                       (405,123)      (430,419)      (130,001)     (2,015,413)
                                                                        ------------  -------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     172,772         24,731        210,602         959,362
                                                                        ------------  -------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                         $ 2,492,738    $ 2,842,158   $  2,294,969   $  18,533,143
                                                                        ============  =============  =============  ==============


                                                                                        JANUS ASPEN    LVIP AMERICAN
                                                                        JANUS ASPEN     GLOBAL         BALANCED
                                                                        ENTERPRISE      RESEARCH       ALLOCATION
                                                                        SERVICE         SERVICE        STANDARD
                                                                        CLASS           CLASS          CLASS
                                                                        SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                           $   6,511,254   $  1,045,639    $        --
Changes From Operations:
   - Net investment income (loss)                                            (100,928)        (8,608)         2,592
   - Net realized gain (loss) on investments                                  628,314         13,135            128
   - Net change in unrealized appreciation or depreciation on investments     374,982        170,299          6,583
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                 902,368        174,826          9,303
                                                                        --------------  -------------  --------------
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                        32,216          2,585        100,000
   - Contract withdrawals and transfers to annuity reserves                  (934,396)      (210,312)          (526)
   - Contract transfers                                                      (722,504)        (5,391)            --
                                                                        --------------  -------------  --------------
                                                                           (1,624,684)      (213,118)        99,474
   Annuity Reserves:
   - Transfer from accumulation units                                              --             --             --
   - Annuity Payments                                                              --             --             --
   - Receipt (reimbursement) of mortality guarantee adjustments                    --             --             --
                                                                        --------------  -------------  --------------
                                                                                   --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                       (1,624,684)      (213,118)        99,474
                                                                        --------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (722,316)       (38,292)       108,777
                                                                        --------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                             5,788,938      1,007,347        108,777
Changes From Operations:
   - Net investment income (loss)                                             (71,856)        (5,621)       123,035
   - Net realized gain (loss) on investments                                  734,294         62,906         35,090
   - Net change in unrealized appreciation or depreciation on investments     835,747        194,808        612,165
                                                                        --------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                               1,498,185        252,093        770,290
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         6,303          5,575      7,410,669
   - Contract withdrawals and transfers to annuity reserves                  (821,232)      (225,444)       (70,448)
   - Contract transfers                                                      (650,274)       105,845        190,205
                                                                        --------------  -------------  --------------
                                                                           (1,465,203)      (114,024)     7,530,426
   Annuity Reserves:
   - Annuity Payments                                                              --           (572)            --
   - Receipt (reimbursement) of mortality guarantee adjustments                    --            326             --
                                                                        --------------  -------------  --------------
                                                                                   --           (246)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                       (1,465,203)      (114,270)     7,530,426
                                                                        --------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        32,982        137,823      8,300,716
                                                                        --------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                         $   5,821,920   $  1,145,170    $ 8,409,493
                                                                        ==============  =============  ==============


                                                                        LVIP AMERICAN    LVIP AMERICAN    LVIP AMERICAN
                                                                        GLOBAL           GLOBAL SMALL     GROWTH
                                                                        GROWTH           CAPITALIZATION   ALLOCATION
                                                                        SERVICE          SERVICE          STANDARD
                                                                        CLASS II         CLASS II         CLASS
                                                                        SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                            $  33,023,222    $  34,253,853     $       --
Changes From Operations:
   - Net investment income (loss)                                             (312,581)        (311,586)         7,099
   - Net realized gain (loss) on investments                                   267,586         (244,212)           141
   - Net change in unrealized appreciation or depreciation on investments    7,774,419        6,723,336          8,826
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                7,729,424        6,167,538         16,066
                                                                        ---------------  ---------------  --------------
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                     11,047,881        9,632,908        300,000
   - Contract withdrawals and transfers to annuity reserves                 (1,992,952)      (1,768,871)        (2,363)
   - Contract transfers                                                      2,379,094        2,685,918             --
                                                                        ---------------  ---------------  --------------
                                                                            11,434,023       10,549,955        297,637
   Annuity Reserves:
   - Transfer from accumulation units                                               --               --             --
   - Annuity Payments                                                               --               --             --
   - Receipt (reimbursement) of mortality guarantee adjustments                     --               --             --
                                                                        ---------------  ---------------  --------------
                                                                                    --               --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                        11,434,023       10,549,955        297,637
                                                                        ---------------  ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     19,163,447       16,717,493        313,703
                                                                        ---------------  ---------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                             52,186,669       50,971,346        313,703
Changes From Operations:
   - Net investment income (loss)                                             (480,210)        (841,777)         8,782
   - Net realized gain (loss) on investments                                 1,895,411        1,457,514          2,997
   - Net change in unrealized appreciation or depreciation on investments   13,439,102       12,461,992         59,049
                                                                        ---------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                               14,854,303       13,077,729         70,828
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                     11,878,479        5,980,286        232,536
   - Contract withdrawals and transfers to annuity reserves                 (2,537,166)      (2,210,920)        (4,509)
   - Contract transfers                                                     (1,704,123)      (1,866,223)        39,237
                                                                        ---------------  ---------------  --------------
                                                                             7,637,190        1,903,143        267,264
   Annuity Reserves:
   - Annuity Payments                                                               --               --             --
   - Receipt (reimbursement) of mortality guarantee adjustments                     --               --             --
                                                                        ---------------  ---------------  --------------
                                                                                    --               --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         7,637,190        1,903,143        267,264
                                                                        ---------------  ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     22,491,493       14,980,872        338,092
                                                                        ---------------  ---------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                          $  74,678,162    $  65,952,218     $  651,795
                                                                        ===============  ===============  ==============


                                                                                                           LVIP AMERICAN
                                                                        LVIP AMERICAN    LVIP AMERICAN     INCOME
                                                                        GROWTH           GROWTH-INCOME     ALLOCATION
                                                                        SERVICE          SERVICE           STANDARD
                                                                        CLASS II         CLASS II          CLASS
                                                                        SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                           $  133,305,045    $  100,295,861       $    --
Changes From Operations:
   - Net investment income (loss)                                           (2,851,241)         (755,473)           --
   - Net realized gain (loss) on investments                                 1,738,899         1,330,655            --
   - Net change in unrealized appreciation or depreciation on investments   24,880,051        17,442,364            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                               23,767,709        18,017,546            --
                                                                        ---------------  ----------------  --------------
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                     54,032,270        39,256,242            --
   - Contract withdrawals and transfers to annuity reserves                 (6,919,792)       (5,216,594)           --
   - Contract transfers                                                       (623,432)        9,365,743            --
                                                                        ---------------  ----------------  --------------
                                                                            46,489,046        43,405,391            --
   Annuity Reserves:
   - Transfer from accumulation units                                               --                --            --
   - Annuity Payments                                                             (449)               --            --
   - Receipt (reimbursement) of mortality guarantee adjustments                   (322)               --            --
                                                                        ---------------  ----------------  --------------
                                                                                  (771)               --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                        46,488,275        43,405,391            --
                                                                        ---------------  ----------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     70,255,984        61,422,937            --
                                                                        ---------------  ----------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                            203,561,029       161,718,798            --
Changes From Operations:
   - Net investment income (loss)                                           (2,648,063)       (1,259,913)           25
   - Net realized gain (loss) on investments                                 6,632,918         6,517,008             2
   - Net change in unrealized appreciation or depreciation on investments   53,074,467        45,503,364            29
                                                                        ---------------  ----------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                               57,059,322        50,760,459            56
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                     31,789,337        24,447,312         1,286
   - Contract withdrawals and transfers to annuity reserves                (10,270,571)       (8,299,940)           (3)
   - Contract transfers                                                    (13,724,211)       (8,129,772)            5
                                                                        ---------------  ----------------  --------------
                                                                             7,794,555         8,017,600         1,288
   Annuity Reserves:
   - Annuity Payments                                                             (937)               --            --
   - Receipt (reimbursement) of mortality guarantee adjustments                   (585)               --            --
                                                                        ---------------  ----------------  --------------
                                                                                (1,522)               --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         7,793,033         8,017,600         1,288
                                                                        ---------------  ----------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     64,852,355        58,778,059         1,344
                                                                        ---------------  ----------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                         $  268,413,384    $  220,496,857       $ 1,344
                                                                        ===============  ================  ==============



See accompanying notes.

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

YEARS ENDED DECEMBER 31, 2012 AND 2013





                                                                                                             LVIP
                                                                            LVIP AMERICAN    LVIP AMERICAN   BARON
                                                                            INTERNATIONAL    PRESERVATION    GROWTH
                                                                            SERVICE          STANDARD        OPPORTUNITIES
                                                                            CLASS II         CLASS           SERVICE CLASS
                                                                            SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $   71,931,847     $      --    $   99,455,460
Changes From Operations:
   - Net investment income (loss)                                                  808,696            --          (532,111)
   - Net realized gain (loss) on investments                                      (171,341)           --        10,296,446
   - Net change in unrealized appreciation or depreciation on investments       12,853,589            --         7,237,475
                                                                            ---------------  -------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                   13,490,944            --        17,001,810
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         25,340,020            --         9,645,202
   - Contract withdrawals and transfers to annuity reserves                     (3,832,065)           --        (8,026,801)
   - Contract transfers                                                          5,544,776            --         3,676,084
                                                                            ---------------  -------------  ---------------
                                                                                27,052,731            --         5,294,485
   Annuity Reserves:
   - Transfer from accumulation units                                                   --            --                --
   - Annuity Payments                                                                   --            --              (844)
   - Receipt (reimbursement) of mortality guarantee adjustments                         --            --                28
                                                                            ---------------  -------------  ---------------
                                                                                        --            --              (816)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            27,052,731            --         5,293,669
                                                                            ---------------  -------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         40,543,675            --        22,295,479
                                                                            ---------------  -------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                                112,475,522            --       121,750,939
Changes From Operations:
   - Net investment income (loss)                                                 (869,466)        1,872        (1,907,363)
   - Net realized gain (loss) on investments                                     2,476,772           171        22,638,315
   - Net change in unrealized appreciation or depreciation on investments       20,371,692        (3,145)       27,709,947
                                                                            ---------------  -------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                   21,978,998        (1,102)       48,440,899
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         14,224,754       224,260        12,803,605
   - Contract withdrawals and transfers to annuity reserves                     (5,665,798)       (4,799)      (12,205,006)
   - Contract transfers                                                         (6,316,092)       (3,817)       13,765,691
                                                                            ---------------  -------------  ---------------
                                                                                 2,242,864       215,644        14,364,290
   Annuity Reserves:
   - Annuity Payments                                                                   --            --            (1,999)
   - Receipt (reimbursement) of mortality guarantee adjustments                         --            --            (1,637)
                                                                            ---------------  -------------  ---------------
                                                                                        --            --            (3,636)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             2,242,864       215,644        14,360,654
                                                                            ---------------  -------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         24,221,862       214,542        62,801,553
                                                                            ---------------  -------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                             $  136,697,384     $ 214,542    $  184,552,492
                                                                            ===============  =============  ===============



                                                                            LVIP           LVIP           LVIP
                                                                            BLACKROCK      BLACKROCK      BLACKROCK
                                                                            EMERGING       EMERGING       EQUITY
                                                                            MARKETS        MARKETS        DIVIDEND
                                                                            RPM STANDARD   RPM SERVICE    RPM STANDARD
                                                                            CLASS          CLASS          CLASS
                                                                            SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                  $     --    $         --     $      --
Changes From Operations:
   - Net investment income (loss)                                                    --          36,387            --
   - Net realized gain (loss) on investments                                         --            (188)           --
   - Net change in unrealized appreciation or depreciation on investments            --         262,378            --
                                                                            -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                        --         298,577            --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                              --       5,821,635            --
   - Contract withdrawals and transfers to annuity reserves                          --          (9,212)           --
   - Contract transfers                                                              --       1,203,827            --
                                                                            -------------  -------------  -------------
                                                                                     --       7,016,250            --
   Annuity Reserves:
   - Transfer from accumulation units                                                --              --            --
   - Annuity Payments                                                                --              --            --
   - Receipt (reimbursement) of mortality guarantee adjustments                      --              --            --
                                                                            -------------  -------------  -------------
                                                                                     --              --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                 --       7,016,250            --
                                                                            -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              --       7,314,827            --
                                                                            -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                      --       7,314,827            --
Changes From Operations:
   - Net investment income (loss)                                                   326        (313,486)        1,365
   - Net realized gain (loss) on investments                                        (33)       (191,636)            3
   - Net change in unrealized appreciation or depreciation on investments        (1,385)     (1,638,933)        1,717
                                                                            -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                    (1,092)     (2,144,055)        3,085
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          65,930      56,139,068        98,436
   - Contract withdrawals and transfers to annuity reserves                        (365)     (1,325,666)         (545)
   - Contract transfers                                                          (1,096)     31,084,619            --
                                                                            -------------  -------------  -------------
                                                                                 64,469      85,898,021        97,891
   Annuity Reserves:
   - Annuity Payments                                                                --              --            --
   - Receipt (reimbursement) of mortality guarantee adjustments                      --              --            --
                                                                            -------------  -------------  -------------
                                                                                     --              --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             64,469      85,898,021        97,891
                                                                            -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          63,377      83,753,966       100,976
                                                                            -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                                $ 63,377    $ 91,068,793     $ 100,976
                                                                            =============  =============  =============


                                                                                             LVIP           LVIP
                                                                             LVIP            BLACKROCK      BLACKROCK
                                                                             BLACKROCK       GLOBAL         GLOBAL
                                                                             EQUITY          ALLOCATION     ALLOCATION
                                                                             DIVIDEND        V.I. RPM       V.I. RPM
                                                                             RPM SERVICE     STANDARD       SERVICE
                                                                             CLASS           CLASS          CLASS
                                                                             SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $   31,584,371    $      --   $           --
Changes From Operations:
   - Net investment income (loss)                                                 (430,230)          --               --
   - Net realized gain (loss) on investments                                       755,133           --               --
   - Net change in unrealized appreciation or depreciation on investments        4,546,632           --               --
                                                                            ---------------  -----------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                    4,871,535           --               --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         21,667,248           --               --
   - Contract withdrawals and transfers to annuity reserves                     (3,046,244)          --               --
   - Contract transfers                                                         10,920,157           --               --
                                                                            ---------------  -----------  ---------------
                                                                                29,541,161           --               --
   Annuity Reserves:
   - Transfer from accumulation units                                                   --           --               --
   - Annuity Payments                                                                   --           --               --
   - Receipt (reimbursement) of mortality guarantee adjustments                         --           --               --
                                                                            ---------------  -----------  ---------------
                                                                                        --           --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            29,541,161           --               --
                                                                            ---------------  -----------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         34,412,696           --               --
                                                                            ---------------  -----------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                                 65,997,067           --               --
Changes From Operations:
   - Net investment income (loss)                                                  648,305         (423)      (1,451,804)
   - Net realized gain (loss) on investments                                     1,826,190          426          619,308
   - Net change in unrealized appreciation or depreciation on investments       23,325,594        5,907       12,735,871
                                                                            ---------------  -----------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                   25,800,089        5,910       11,903,375
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                        146,965,474      249,242      200,424,300
   - Contract withdrawals and transfers to annuity reserves                     (7,598,324)        (381)      (3,620,951)
   - Contract transfers                                                         76,372,338       25,034      103,195,911
                                                                            ---------------  -----------  ---------------
                                                                               215,739,488      273,895      299,999,260
   Annuity Reserves:
   - Annuity Payments                                                                   --           --             (245)
   - Receipt (reimbursement) of mortality guarantee adjustments                         --           --             (585)
                                                                            ---------------  -----------  ---------------
                                                                                        --           --             (830)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           215,739,488      273,895      299,998,430
                                                                            ---------------  -----------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        241,539,577      279,805      311,901,805
                                                                            ---------------  -----------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                             $  307,536,644    $ 279,805   $  311,901,805
                                                                            ===============  ===========  ===============


                                                                            LVIP           LVIP
                                                                            BLACKROCK      BLACKROCK
                                                                            INFLATION      INFLATION        LVIP
                                                                            PROTECTED      PROTECTED        CAPITAL
                                                                            BOND           BOND             GROWTH
                                                                            STANDARD       SERVICE          SERVICE
                                                                            CLASS          CLASS            CLASS
                                                                            SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $      --   $  228,952,130   $  198,333,052
Changes From Operations:
   - Net investment income (loss)                                               (1,974)      (5,316,516)      (2,640,066)
   - Net realized gain (loss) on investments                                     4,883       10,067,338        5,895,922
   - Net change in unrealized appreciation or depreciation on investments        1,910        7,668,904       33,984,141
                                                                            -----------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                    4,819       12,419,726       37,239,997
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                        299,648       75,201,165       18,573,032
   - Contract withdrawals and transfers to annuity reserves                     (6,090)     (27,906,924)     (14,254,869)
   - Contract transfers                                                         36,203       82,268,164       31,428,178
                                                                            -----------  ---------------  ---------------
                                                                               329,761      129,562,405       35,746,341
   Annuity Reserves:
   - Transfer from accumulation units                                               --               --               --
   - Annuity Payments                                                               --             (774)              --
   - Receipt (reimbursement) of mortality guarantee adjustments                     --           (1,476)              --
                                                                            -----------  ---------------  ---------------
                                                                                    --           (2,250)              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           329,761      129,560,155       35,746,341
                                                                            -----------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        334,580      141,979,881       72,986,338
                                                                            -----------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                                334,580      370,932,011      271,319,390
Changes From Operations:
   - Net investment income (loss)                                               (1,809)      (8,259,573)      (2,975,376)
   - Net realized gain (loss) on investments                                    (1,231)      14,002,160       14,041,430
   - Net change in unrealized appreciation or depreciation on investments      (34,956)     (80,174,710)      76,015,886
                                                                            -----------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                  (37,996)     (74,432,123)      87,081,940
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                        274,549       99,690,152       12,853,855
   - Contract withdrawals and transfers to annuity reserves                    (33,176)     (50,035,076)     (17,152,913)
   - Contract transfers                                                        (80,272)     407,639,928      (31,060,732)
                                                                            -----------  ---------------  ---------------
                                                                               161,101      457,295,004      (35,359,790)
   Annuity Reserves:
   - Annuity Payments                                                               --           (8,914)              --
   - Receipt (reimbursement) of mortality guarantee adjustments                     --              501               --
                                                                            -----------  ---------------  ---------------
                                                                                    --           (8,413)              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           161,101      457,286,591      (35,359,790)
                                                                            -----------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        123,105      382,854,468       51,722,150
                                                                            -----------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                              $ 457,685   $  753,786,479   $  323,041,540
                                                                            ===========  ===============  ===============


                                                                              LVIP
                                                                              CLARION
                                                                              GLOBAL
                                                                              REAL
                                                                              ESTATE
                                                                              SERVICE
                                                                              CLASS
                                                                              SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $   79,776,963
Changes From Operations:
   - Net investment income (loss)                                               (1,528,361)
   - Net realized gain (loss) on investments                                     2,583,426
   - Net change in unrealized appreciation or depreciation on investments       16,792,029
                                                                            ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                   17,847,094
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          7,799,982
   - Contract withdrawals and transfers to annuity reserves                     (6,757,247)
   - Contract transfers                                                         (2,928,216)
                                                                            ---------------
                                                                                (1,885,481)
   Annuity Reserves:
   - Transfer from accumulation units                                                   --
   - Annuity Payments                                                               (2,543)
   - Receipt (reimbursement) of mortality guarantee adjustments                        (32)
                                                                            ---------------
                                                                                    (2,575)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (1,888,056)
                                                                            ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         15,959,038
                                                                            ---------------
NET ASSETS AT DECEMBER 31, 2012                                                 95,736,001
Changes From Operations:
   - Net investment income (loss)                                               (1,676,921)
   - Net realized gain (loss) on investments                                     4,071,668
   - Net change in unrealized appreciation or depreciation on investments       (1,062,040)
                                                                            ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                    1,332,707
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          5,684,394
   - Contract withdrawals and transfers to annuity reserves                     (7,748,240)
   - Contract transfers                                                          6,069,509
                                                                            ---------------
                                                                                 4,005,663
   Annuity Reserves:
   - Annuity Payments                                                               (3,048)
   - Receipt (reimbursement) of mortality guarantee adjustments                          3
                                                                            ---------------
                                                                                    (3,045)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             4,002,618
                                                                            ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          5,335,325
                                                                            ---------------
NET ASSETS AT DECEMBER 31, 2013                                             $  101,071,326
                                                                            ===============



See accompanying notes.

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

YEARS ENDED DECEMBER 31, 2012 AND 2013




                                                                              LVIP COLUMBIA
                                                                              SMALL-MID CAP    LVIP DELAWARE     LVIP DELAWARE
                                                                              GROWTH RPM       BOND              BOND
                                                                              SERVICE CLASS    STANDARD CLASS    SERVICE CLASS
                                                                              SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $   34,168,087   $  174,089,656   $  1,917,256,346
Changes From Operations:
   - Net investment income (loss)                                                   (634,512)         392,296          8,288,553
   - Net realized gain (loss) on investments                                         346,435        6,896,112         65,115,606
   - Net change in unrealized appreciation or depreciation on investments          1,790,828          626,259         27,100,605
                                                                              ---------------  ---------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                      1,502,751        7,914,667        100,504,764
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            9,827,387        1,482,147        237,026,426
   - Contract withdrawals and transfers to annuity reserves                       (3,054,256)     (27,474,359)      (168,618,568)
   - Contract transfers                                                           (1,739,683)      (3,573,358)       244,085,923
                                                                              ---------------  ---------------  -----------------
                                                                                   5,033,448      (29,565,570)       312,493,781
   Annuity Reserves:
   - Transfer from accumulation units                                                     --               --                 --
   - Annuity Payments                                                                     --          (38,673)           (68,081)
   - Receipt (reimbursement) of mortality guarantee adjustments                           --            3,313            (78,224)
                                                                              ---------------  ---------------  -----------------
                                                                                          --          (35,360)          (146,305)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               5,033,448      (29,600,930)       312,347,476
                                                                              ---------------  ---------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            6,536,199      (21,686,263)       412,852,240
                                                                              ---------------  ---------------  -----------------
NET ASSETS AT DECEMBER 31, 2012                                                   40,704,286      152,403,393      2,330,108,586
Changes From Operations:
   - Net investment income (loss)                                                 (1,536,639)           8,907          3,882,541
   - Net realized gain (loss) on investments                                       2,821,456        3,150,860         32,093,057
   - Net change in unrealized appreciation or depreciation on investments         16,529,524       (8,653,943)      (132,192,644)
                                                                              ---------------  ---------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                     17,814,341       (5,494,176)       (96,217,046)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           75,726,454          531,167        205,649,084
   - Contract withdrawals and transfers to annuity reserves                       (4,020,827)     (18,445,003)      (173,420,899)
   - Contract transfers                                                           38,500,619       (7,212,985)       180,140,043
                                                                              ---------------  ---------------  -----------------
                                                                                 110,206,246      (25,126,821)       212,368,228
   Annuity Reserves:
   - Annuity Payments                                                                   (226)         (34,983)           (60,934)
   - Receipt (reimbursement) of mortality guarantee adjustments                           --            5,369                385
                                                                              ---------------  ---------------  -----------------
                                                                                        (226)         (29,614)           (60,549)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             110,206,020      (25,156,435)       212,307,679
                                                                              ---------------  ---------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          128,020,361      (30,650,611)       116,090,633
                                                                              ---------------  ---------------  -----------------
NET ASSETS AT DECEMBER 31, 2013                                               $  168,724,647   $  121,752,782   $  2,446,199,219
                                                                              ===============  ===============  =================


                                                                                                               LVIP DELAWARE
                                                                              LVIP DELAWARE   LVIP DELAWARE    FOUNDATION
                                                                              DIVERSIFIED     DIVERSIFIED      AGGRESSIVE
                                                                              FLOATING RATE   FLOATING RATE    ALLOCATION
                                                                              STANDARD CLASS  SERVICE CLASS    STANDARD CLASS
                                                                              SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                    $      --    $  129,180,469    $ 10,388,706
Changes From Operations:
   - Net investment income (loss)                                                      347          (559,629)        (10,724)
   - Net realized gain (loss) on investments                                             4           (74,630)        (71,413)
   - Net change in unrealized appreciation or depreciation on investments              (61)        3,851,855       1,162,480
                                                                              --------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                          290         3,217,596       1,080,343
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             23,221        38,581,940          19,197
   - Contract withdrawals and transfers to annuity reserves                           (647)      (11,211,250)     (2,012,221)
   - Contract transfers                                                             21,391        38,209,045        (518,112)
                                                                              --------------  ---------------  ---------------
                                                                                    43,965        65,579,735      (2,511,136)
   Annuity Reserves:
   - Transfer from accumulation units                                                   --                --              --
   - Annuity Payments                                                                   --            (6,042)         (3,314)
   - Receipt (reimbursement) of mortality guarantee adjustments                         --              (348)           (195)
                                                                              --------------  ---------------  ---------------
                                                                                        --            (6,390)         (3,509)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                43,965        65,573,345      (2,514,645)
                                                                              --------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             44,255        68,790,941      (1,434,302)
                                                                              --------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                                     44,255       197,971,410       8,954,404
Changes From Operations:
   - Net investment income (loss)                                                    2,631        (3,496,682)        (29,054)
   - Net realized gain (loss) on investments                                           (24)           65,836         259,306
   - Net change in unrealized appreciation or depreciation on investments           (2,662)         (478,554)      1,198,972
                                                                              --------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                          (55)       (3,909,400)      1,429,224
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            650,977       157,413,496          18,067
   - Contract withdrawals and transfers to annuity reserves                        (17,344)      (25,496,630)     (1,478,072)
   - Contract transfers                                                            310,703       345,209,308        (939,781)
                                                                              --------------  ---------------  ---------------
                                                                                   944,336       477,126,174      (2,399,786)
   Annuity Reserves:
   - Annuity Payments                                                                   --            (8,840)         (3,549)
   - Receipt (reimbursement) of mortality guarantee adjustments                         --                 1              23
                                                                              --------------  ---------------  ---------------
                                                                                        --            (8,839)         (3,526)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               944,336       477,117,335      (2,403,312)
                                                                              --------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            944,281       473,207,935        (974,088)
                                                                              --------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                                  $ 988,536    $  671,179,345    $  7,980,316
                                                                              ==============  ===============  ===============


                                                                              LVIP DELAWARE
                                                                              FOUNDATION       LVIP DELAWARE   LVIP DELAWARE
                                                                              AGGRESSIVE       GROWTH          SOCIAL
                                                                              ALLOCATION       AND INCOME      AWARENESS
                                                                              SERVICE CLASS    SERVICE CLASS   STANDARD CLASS
                                                                              SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                  $ 23,106,109    $  36,014,898   $   9,729,522
Changes From Operations:
   - Net investment income (loss)                                                   (65,263)        (348,037)        (84,488)
   - Net realized gain (loss) on investments                                        (15,726)       1,753,676       1,034,272
   - Net change in unrealized appreciation or depreciation on investments         2,468,288        3,431,113         280,846
                                                                              ---------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                     2,387,299        4,836,752       1,230,630
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             120,565          565,304          58,355
   - Contract withdrawals and transfers to annuity reserves                      (2,562,752)      (2,787,362)     (1,177,717)
   - Contract transfers                                                          (1,776,878)      (2,579,491)       (764,516)
                                                                              ---------------  --------------  --------------
                                                                                 (4,219,065)      (4,801,549)     (1,883,878)
   Annuity Reserves:
   - Transfer from accumulation units                                                    --               --              --
   - Annuity Payments                                                                    --               --          (6,013)
   - Receipt (reimbursement) of mortality guarantee adjustments                          --               --             (33)
                                                                              ---------------  --------------  --------------
                                                                                         --               --          (6,046)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (4,219,065)      (4,801,549)     (1,889,924)
                                                                              ---------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          (1,831,766)          35,203        (659,294)
                                                                              ---------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                  21,274,343       36,050,101       9,070,228
Changes From Operations:
   - Net investment income (loss)                                                  (103,636)         (81,169)        (39,867)
   - Net realized gain (loss) on investments                                        879,254        3,279,352         955,936
   - Net change in unrealized appreciation or depreciation on investments         2,767,603        7,578,017       1,796,250
                                                                              ---------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                     3,543,221       10,776,200       2,712,319
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                              67,615          267,140          51,764
   - Contract withdrawals and transfers to annuity reserves                      (2,670,573)      (2,467,799)     (1,603,970)
   - Contract transfers                                                            (492,123)         855,895        (428,442)
                                                                              ---------------  --------------  --------------
                                                                                 (3,095,081)      (1,344,764)     (1,980,648)
   Annuity Reserves:
   - Annuity Payments                                                                    --               --          (7,082)
   - Receipt (reimbursement) of mortality guarantee adjustments                          --               --               5
                                                                              ---------------  --------------  --------------
                                                                                         --               --          (7,077)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (3,095,081)      (1,344,764)     (1,987,725)
                                                                              ---------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             448,140        9,431,436         724,594
                                                                              ---------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                $ 21,722,483    $  45,481,537   $   9,794,822
                                                                              ===============  ==============  ==============


                                                                                                              LVIP
                                                                              LVIP DELAWARE   LVIP DELAWARE   DIMENSIONAL
                                                                              SOCIAL          SPECIAL         NON-U.S. EQUITY
                                                                              AWARENESS       OPPORTUNITIES   RPM
                                                                              SERVICE CLASS   SERVICE CLASS   STANDARD CLASS
                                                                              SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $  44,160,362   $  38,587,554     $    94,696
Changes From Operations:
   - Net investment income (loss)                                                  (545,889)       (495,278)         14,476
   - Net realized gain (loss) on investments                                      4,318,454       4,497,606           4,017
   - Net change in unrealized appreciation or depreciation on investments         1,819,329         662,882          93,169
                                                                              --------------  --------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                     5,591,894       4,665,210         111,662
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           2,519,207       5,362,725         648,973
   - Contract withdrawals and transfers to annuity reserves                      (5,230,344)     (2,676,674)         (5,301)
   - Contract transfers                                                          (1,922,174)     (7,991,000)        (15,540)
                                                                              --------------  --------------  ----------------
                                                                                 (4,633,311)     (5,304,949)        628,132
   Annuity Reserves:
   - Transfer from accumulation units                                                    --              --              --
   - Annuity Payments                                                                  (894)           (395)             --
   - Receipt (reimbursement) of mortality guarantee adjustments                     (19,391)           (743)             --
                                                                              --------------  --------------  ----------------
                                                                                    (20,285)         (1,138)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (4,653,596)     (5,306,087)        628,132
                                                                              --------------  --------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             938,298        (640,877)        739,794
                                                                              --------------  --------------  ----------------
NET ASSETS AT DECEMBER 31, 2012                                                  45,098,660      37,946,677         834,490
Changes From Operations:
   - Net investment income (loss)                                                  (333,697)       (391,453)         21,970
   - Net realized gain (loss) on investments                                      4,010,559       5,256,765          11,612
   - Net change in unrealized appreciation or depreciation on investments        11,235,370       7,405,013         116,365
                                                                              --------------  --------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                    14,912,232      12,270,325         149,947
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           2,723,243       3,456,953         790,045
   - Contract withdrawals and transfers to annuity reserves                      (6,078,629)     (3,339,658)        (22,038)
   - Contract transfers                                                           4,562,932         460,098         (34,327)
                                                                              --------------  --------------  ----------------
                                                                                  1,207,546         577,393         733,680
   Annuity Reserves:
   - Annuity Payments                                                                    --            (911)             --
   - Receipt (reimbursement) of mortality guarantee adjustments                          --              11              --
                                                                              --------------  --------------  ----------------
                                                                                         --            (900)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              1,207,546         576,493         733,680
                                                                              --------------  --------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          16,119,778      12,846,818         883,627
                                                                              --------------  --------------  ----------------
NET ASSETS AT DECEMBER 31, 2013                                               $  61,218,438   $  50,793,495     $ 1,718,117
                                                                              ==============  ==============  ================


                                                                              LVIP
                                                                              DIMENSIONAL
                                                                              NON-U.S. EQUITY
                                                                              RPM
                                                                              SERVICE CLASS
                                                                              SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                  $  14,040,113
Changes From Operations:
   - Net investment income (loss)                                                    196,234
   - Net realized gain (loss) on investments                                         181,534
   - Net change in unrealized appreciation or depreciation on investments          2,935,974
                                                                              ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                      3,313,742
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            7,110,173
   - Contract withdrawals and transfers to annuity reserves                       (1,124,338)
   - Contract transfers                                                            5,057,836
                                                                              ----------------
                                                                                  11,043,671
   Annuity Reserves:
   - Transfer from accumulation units                                                     --
   - Annuity Payments                                                                     --
   - Receipt (reimbursement) of mortality guarantee adjustments                           --
                                                                              ----------------
                                                                                          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              11,043,671
                                                                              ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           14,357,413
                                                                              ----------------
NET ASSETS AT DECEMBER 31, 2012                                                   28,397,526
Changes From Operations:
   - Net investment income (loss)                                                    528,203
   - Net realized gain (loss) on investments                                         715,439
   - Net change in unrealized appreciation or depreciation on investments          5,220,672
                                                                              ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                      6,464,314
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           22,050,916
   - Contract withdrawals and transfers to annuity reserves                       (2,803,898)
   - Contract transfers                                                           42,706,021
                                                                              ----------------
                                                                                  61,953,039
   Annuity Reserves:
   - Annuity Payments                                                                     --
   - Receipt (reimbursement) of mortality guarantee adjustments                           --
                                                                              ----------------
                                                                                          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              61,953,039
                                                                              ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           68,417,353
                                                                              ----------------
NET ASSETS AT DECEMBER 31, 2013                                                $  96,814,879
                                                                              ================



See accompanying notes.

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

YEARS ENDED DECEMBER 31, 2012 AND 2013




                                                                              LVIP             LVIP             LVIP
                                                                              DIMENSIONAL      DIMENSIONAL      DIMENSIONAL/
                                                                              U.S. EQUITY      U.S. EQUITY      VANGUARD
                                                                              RPM              RPM              TOTAL BOND
                                                                              STANDARD CLASS   SERVICE CLASS    STANDARD CLASS
                                                                              SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                  $     83,740   $    24,262,709    $     92,396
Changes From Operations:
   - Net investment income (loss)                                                     5,106          (276,201)          9,596
   - Net realized gain (loss) on investments                                          1,868           725,492           3,080
   - Net change in unrealized appreciation or depreciation on investments            76,277         4,319,648            (253)
                                                                              --------------  ----------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                        83,251         4,768,939          12,423
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             748,991        11,630,320         926,219
   - Contract withdrawals and transfers to annuity reserves                          (5,273)       (2,306,599)         (5,404)
   - Contract transfers                                                              (4,243)       10,546,046         (26,358)
                                                                              --------------  ----------------  --------------
                                                                                    739,475        19,869,767         894,457
   Annuity Reserves:
   - Transfer from accumulation units                                                    --                --              --
   - Annuity Payments                                                                    --                --              --
   - Receipt (reimbursement) of mortality guarantee adjustments                          --                --              --
                                                                              --------------  ----------------  --------------
                                                                                         --                --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                739,475        19,869,767         894,457
                                                                              --------------  ----------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             822,726        24,638,706         906,880
                                                                              --------------  ----------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                     906,466        48,901,415         999,276
Changes From Operations:
   - Net investment income (loss)                                                    12,404          (461,878)         18,433
   - Net realized gain (loss) on investments                                         39,796         3,065,029             322
   - Net change in unrealized appreciation or depreciation on investments           268,255        18,169,149         (72,755)
                                                                              --------------  ----------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                       320,455        20,772,300         (54,000)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           1,250,463        39,958,654       1,265,056
   - Contract withdrawals and transfers to annuity reserves                         (47,726)       (5,080,017)        (80,119)
   - Contract transfers                                                            (140,153)       61,482,450         159,215
                                                                              --------------  ----------------  --------------
                                                                                  1,062,584        96,361,087       1,344,152
   Annuity Reserves:
   - Annuity Payments                                                                    --                --              --
   - Receipt (reimbursement) of mortality guarantee adjustments                          --                --              --
                                                                              --------------  ----------------  --------------
                                                                                         --                --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              1,062,584        96,361,087       1,344,152
                                                                              --------------  ----------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           1,383,039       117,133,387       1,290,152
                                                                              --------------  ----------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                $  2,289,505   $   166,034,802    $  2,289,428
                                                                              ==============  ================  ==============



                                                                               LVIP
                                                                               DIMENSIONAL/                       LVIP
                                                                               VANGUARD          LVIP GLOBAL      JPMORGAN
                                                                               TOTAL BOND        INCOME           HIGH YIELD
                                                                               SERVICE CLASS     SERVICE CLASS    SERVICE CLASS
                                                                               SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $    50,192,610   $  393,735,508   $   75,331,715
Changes From Operations:
   - Net investment income (loss)                                                      10,478          414,905        3,482,827
   - Net realized gain (loss) on investments                                          799,554        1,493,884        1,459,664
   - Net change in unrealized appreciation or depreciation on investments             667,330       21,929,462        6,835,808
                                                                              ----------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                       1,477,362       23,838,251       11,778,299
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            45,869,165       53,874,752       22,673,673
   - Contract withdrawals and transfers to annuity reserves                        (7,265,983)     (22,422,963)     (10,511,417)
   - Contract transfers                                                            37,629,347       33,874,961       24,185,109
                                                                              ----------------  ---------------  ---------------
                                                                                   76,232,529       65,326,750       36,347,365
   Annuity Reserves:
   - Transfer from accumulation units                                                      --           10,292               --
   - Annuity Payments                                                                      --          (15,232)          (1,729)
   - Receipt (reimbursement) of mortality guarantee adjustments                            --           (1,436)            (687)
                                                                              ----------------  ---------------  ---------------
                                                                                           --           (6,376)          (2,416)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               76,232,529       65,320,374       36,344,949
                                                                              ----------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            77,709,891       89,158,625       48,123,248
                                                                              ----------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                                   127,902,501      482,894,133      123,454,963
Changes From Operations:
   - Net investment income (loss)                                                    (503,011)      (6,852,779)       4,067,070
   - Net realized gain (loss) on investments                                          150,741          386,761        3,459,375
   - Net change in unrealized appreciation or depreciation on investments          (7,484,721)     (17,073,179)      (2,126,715)
                                                                              ----------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                      (7,836,991)     (23,539,197)       5,399,730
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            68,045,796       24,907,555       18,140,781
   - Contract withdrawals and transfers to annuity reserves                        (8,258,740)     (26,473,669)     (10,381,180)
   - Contract transfers                                                            37,502,059       49,390,192        4,791,720
                                                                              ----------------  ---------------  ---------------
                                                                                   97,289,115       47,824,078       12,551,321
   Annuity Reserves:
   - Annuity Payments                                                                      --          (16,409)          (2,348)
   - Receipt (reimbursement) of mortality guarantee adjustments                            --           (1,692)               3
                                                                              ----------------  ---------------  ---------------
                                                                                           --          (18,101)          (2,345)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               97,289,115       47,805,977       12,548,976
                                                                              ----------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            89,452,124       24,266,780       17,948,706
                                                                              ----------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                               $   217,354,625   $  507,160,913   $  141,403,669
                                                                              ================  ===============  ===============



                                                                                LVIP
                                                                                JPMORGAN        LVIP            LVIP
                                                                                MID CAP         MANAGED RISK    MANAGED RISK
                                                                                VALUE RPM       PROFILE 2010    PROFILE 2020
                                                                                SERVICE CLASS   SERVICE CLASS   SERVICE CLASS
                                                                                SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                  $   23,880,418    $  7,858,988   $  16,681,468
Changes From Operations:
   - Net investment income (loss)                                                    (444,362)          1,062         (16,819)
   - Net realized gain (loss) on investments                                        1,044,479         353,207         490,362
   - Net change in unrealized appreciation or depreciation on investments           2,222,607         149,265         552,425
                                                                              ----------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                       2,822,724         503,534       1,025,968
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            10,409,499          10,151         279,735
   - Contract withdrawals and transfers to annuity reserves                        (2,055,095)     (1,411,520)     (1,607,048)
   - Contract transfers                                                              (542,126)        393,569        (423,015)
                                                                              ----------------  --------------  --------------
                                                                                    7,812,278      (1,007,800)     (1,750,328)
   Annuity Reserves:
   - Transfer from accumulation units                                                      --              --              --
   - Annuity Payments                                                                      --              --              --
   - Receipt (reimbursement) of mortality guarantee adjustments                            --              --              --
                                                                              ----------------  --------------  --------------
                                                                                           --              --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                7,812,278      (1,007,800)     (1,750,328)
                                                                              ----------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            10,635,002        (504,266)       (724,360)
                                                                              ----------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                    34,515,420       7,354,722      15,957,108
Changes From Operations:
   - Net investment income (loss)                                                  (1,222,837)        (47,420)        (81,834)
   - Net realized gain (loss) on investments                                        1,299,640         408,172         717,352
   - Net change in unrealized appreciation or depreciation on investments          16,718,306          83,964         808,433
                                                                              ----------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                      16,795,109         444,716       1,443,951
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            89,188,851          32,828          82,708
   - Contract withdrawals and transfers to annuity reserves                        (3,642,359)       (947,124)     (1,431,938)
   - Contract transfers                                                            52,246,641        (426,276)        856,193
                                                                              ----------------  --------------  --------------
                                                                                  137,793,133      (1,340,572)       (493,037)
   Annuity Reserves:
   - Annuity Payments                                                                    (225)             --              --
   - Receipt (reimbursement) of mortality guarantee adjustments                            --              --              --
                                                                              ----------------  --------------  --------------
                                                                                         (225)             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              137,792,908      (1,340,572)       (493,037)
                                                                              ----------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           154,588,017        (895,856)        950,914
                                                                              ----------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                $  189,103,437    $  6,458,866   $  16,908,022
                                                                              ================  ==============  ==============


                                                                                                             LVIP
                                                                                                             MANAGED RISK
                                                                              LVIP            LVIP           AMERICAN
                                                                              MANAGED RISK    MANAGED RISK   BALANCED
                                                                              PROFILE 2030    PROFILE 2040   ALLOCATION
                                                                              SERVICE CLASS   SERVICE CLASS  STANDARD CLASS
                                                                              SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $  10,026,943    $ 5,663,052     $      --
Changes From Operations:
   - Net investment income (loss)                                                   (40,351)       (28,494)           --
   - Net realized gain (loss) on investments                                        266,482        122,738            --
   - Net change in unrealized appreciation or depreciation on investments           374,035        183,556            --
                                                                              --------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                       600,166        277,800            --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             129,442         97,866            --
   - Contract withdrawals and transfers to annuity reserves                      (1,268,341)      (154,407)           --
   - Contract transfers                                                           1,044,447       (307,944)           --
                                                                              --------------  -------------  --------------
                                                                                    (94,452)      (364,485)           --
   Annuity Reserves:
   - Transfer from accumulation units                                                    --             --            --
   - Annuity Payments                                                                    --             --            --
   - Receipt (reimbursement) of mortality guarantee adjustments                          --             --            --
                                                                              --------------  -------------  --------------
                                                                                         --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                (94,452)      (364,485)           --
                                                                              --------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             505,714        (86,685)           --
                                                                              --------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                  10,532,657      5,576,367            --
Changes From Operations:
   - Net investment income (loss)                                                   (60,862)       (38,608)        7,569
   - Net realized gain (loss) on investments                                        628,217        181,173        13,239
   - Net change in unrealized appreciation or depreciation on investments           490,386        630,092        11,161
                                                                              --------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                     1,057,741        772,657        31,969
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             213,199         92,203       628,257
   - Contract withdrawals and transfers to annuity reserves                      (1,389,404)      (218,586)       (3,298)
   - Contract transfers                                                            (685,388)      (128,708)           --
                                                                              --------------  -------------  --------------
                                                                                 (1,861,593)      (255,091)      624,959
   Annuity Reserves:
   - Annuity Payments                                                                    --             --            --
   - Receipt (reimbursement) of mortality guarantee adjustments                          --             --            --
                                                                              --------------  -------------  --------------
                                                                                         --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (1,861,593)      (255,091)      624,959
                                                                              --------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            (803,852)       517,566       656,928
                                                                              --------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                               $   9,728,805    $ 6,093,933     $ 656,928
                                                                              ==============  =============  ==============


                                                                              LVIP
                                                                              MANAGED RISK
                                                                              AMERICAN
                                                                              GROWTH
                                                                              ALLOCATION
                                                                              STANDARD CLASS
                                                                              SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                   $       --
Changes From Operations:
   - Net investment income (loss)                                                       --
   - Net realized gain (loss) on investments                                            --
   - Net change in unrealized appreciation or depreciation on investments               --
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                           --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                                 --
   - Contract withdrawals and transfers to annuity reserves                             --
   - Contract transfers                                                                 --
                                                                              --------------
                                                                                        --
   Annuity Reserves:
   - Transfer from accumulation units                                                   --
   - Annuity Payments                                                                   --
   - Receipt (reimbursement) of mortality guarantee adjustments                         --
                                                                              --------------
                                                                                        --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                    --
                                                                              --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                 --
                                                                              --------------
NET ASSETS AT DECEMBER 31, 2012                                                         --
Changes From Operations:
   - Net investment income (loss)                                                    5,145
   - Net realized gain (loss) on investments                                         7,575
   - Net change in unrealized appreciation or depreciation on investments           13,352
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                       26,072
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            443,660
   - Contract withdrawals and transfers to annuity reserves                         (1,696)
   - Contract transfers                                                             (1,155)
                                                                              --------------
                                                                                   440,809
   Annuity Reserves:
   - Annuity Payments                                                                   --
   - Receipt (reimbursement) of mortality guarantee adjustments                         --
                                                                              --------------
                                                                                        --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               440,809
                                                                              --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            466,881
                                                                              --------------
NET ASSETS AT DECEMBER 31, 2013                                                 $  466,881
                                                                              ==============



See accompanying notes.

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                             LVIP               LVIP            LVIP
                                                                             MANAGED            MANAGED         MANAGED
                                                                             RISK PROFILE       RISK PROFILE    RISK PROFILE
                                                                             CONSERVATIVE       CONSERVATIVE    GROWTH
                                                                             STANDARD CLASS     SERVICE CLASS   STANDARD CLASS
                                                                             SUBACCOUNT         SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                  $      --     $    417,683,901    $        --
Changes From Operations:
   - Net investment income (loss)                                                    500           14,259,579          2,021
   - Net realized gain (loss) on investments                                          (2)          11,137,484          8,248
   - Net change in unrealized appreciation or depreciation on investments           (212)          13,717,576             --
                                                                             --------------  -----------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                        286           39,114,639         10,269
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                               --          239,129,601        196,964
   - Contract withdrawals and transfers to annuity reserves                       (1,019)         (59,042,645)        (2,030)
   - Contract transfers                                                           51,886          160,179,144       (205,203)
                                                                             --------------  -----------------  --------------
                                                                                  50,867          340,266,100        (10,269)
   Annuity Reserves:
   - Transfer from accumulation units                                                 --                   --             --
   - Annuity Payments                                                                 --                   --             --
   - Receipt (reimbursement) of mortality guarantee adjustments                       --                   --             --
                                                                             --------------  -----------------  --------------
                                                                                      --                   --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              50,867          340,266,100        (10,269)
                                                                             --------------  -----------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           51,153          379,380,739             --
                                                                             --------------  -----------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                   51,153          797,064,640             --
Changes From Operations:
   - Net investment income (loss)                                                    (24)           1,194,880         48,399
   - Net realized gain (loss) on investments                                         513           34,865,111          4,445
   - Net change in unrealized appreciation or depreciation on investments            212           33,378,258        139,793
                                                                             --------------  -----------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                        701           69,438,249        192,637
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                               --          263,844,028      3,457,017
   - Contract withdrawals and transfers to annuity reserves                           --          (83,861,255)       (14,596)
   - Contract transfers                                                          (51,854)          49,228,676         24,108
                                                                             --------------  -----------------  --------------
                                                                                 (51,854)         229,211,449      3,466,529
   Annuity Reserves:
   - Annuity Payments                                                                 --                 (224)            --
   - Receipt (reimbursement) of mortality guarantee adjustments                       --                   --             --
                                                                             --------------  -----------------  --------------
                                                                                      --                 (224)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (51,854)         229,211,225      3,466,529
                                                                             --------------  -----------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          (51,153)         298,649,474      3,659,166
                                                                             --------------  -----------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                $      --     $  1,095,714,114    $ 3,659,166
                                                                             ==============  =================  ==============


                                                                                LVIP            LVIP              LVIP
                                                                                MANAGED         MANAGED           MANAGED
                                                                                RISK PROFILE    RISK PROFILE      RISK PROFILE
                                                                                GROWTH          MODERATE          MODERATE
                                                                                SERVICE CLASS   STANDARD CLASS    SERVICE CLASS
                                                                                SUBACCOUNT      SUBACCOUNT        SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $    733,350,041     $      --     $  1,171,356,272
Changes From Operations:
   - Net investment income (loss)                                                  18,005,592            --           33,873,996
   - Net realized gain (loss) on investments                                        2,887,962            --           11,480,448
   - Net change in unrealized appreciation or depreciation on investments          69,137,393            --           77,295,555
                                                                             -----------------  --------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                      90,030,947            --          122,649,999
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         1,220,107,774            --        1,072,650,327
   - Contract withdrawals and transfers to annuity reserves                       (69,677,182)           --         (128,359,230)
   - Contract transfers                                                           404,663,583            --          442,417,891
                                                                             -----------------  --------------  -----------------
                                                                                1,555,094,175            --        1,386,708,988
   Annuity Reserves:
   - Transfer from accumulation units                                                      --            --                   --
   - Annuity Payments                                                                  (2,901)           --              (18,924)
   - Receipt (reimbursement) of mortality guarantee adjustments                          (131)           --                  623
                                                                             -----------------  --------------  -----------------
                                                                                       (3,032)           --              (18,301)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            1,555,091,143            --        1,386,690,687
                                                                             -----------------  --------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         1,645,122,090            --        1,509,340,686
                                                                             -----------------  --------------  -----------------
NET ASSETS AT DECEMBER 31, 2012                                                 2,378,472,131            --        2,680,696,958
Changes From Operations:
   - Net investment income (loss)                                                  19,817,628           734           10,317,326
   - Net realized gain (loss) on investments                                       14,320,630             6           28,108,243
   - Net change in unrealized appreciation or depreciation on investments         414,534,507           114          330,891,621
                                                                             -----------------  --------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                     448,672,765           854          369,317,190
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         2,425,022,663        50,000        1,618,950,647
   - Contract withdrawals and transfers to annuity reserves                      (180,237,663)         (549)        (227,145,530)
   - Contract transfers                                                         1,071,827,550            --          750,337,845
                                                                             -----------------  --------------  -----------------
                                                                                3,316,612,550        49,451        2,142,142,962
   Annuity Reserves:
   - Annuity Payments                                                                  (2,733)           --              (29,592)
   - Receipt (reimbursement) of mortality guarantee adjustments                             3            --              (43,933)
                                                                             -----------------  --------------  -----------------
                                                                                       (2,730)           --              (73,525)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            3,316,609,820        49,451        2,142,069,437
                                                                             -----------------  --------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         3,765,282,585        50,305        2,511,386,627
                                                                             -----------------  --------------  -----------------
NET ASSETS AT DECEMBER 31, 2013                                              $  6,143,754,716     $  50,305     $  5,192,083,585
                                                                             =================  ==============  =================



                                                                              LVIP MFS        LVIP MFS
                                                                              INTERNATIONAL   INTERNATIONAL    LVIP MFS
                                                                              GROWTH          GROWTH RPM       VALUE
                                                                              SERVICE CLASS   SERVICE CLASS    SERVICE CLASS
                                                                              SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $  113,856,658   $         --   $  551,815,744
Changes From Operations:
   - Net investment income (loss)                                                  (948,862)            --       (1,400,234)
   - Net realized gain (loss) on investments                                        815,764             --       16,334,398
   - Net change in unrealized appreciation or depreciation on investments        20,678,066             --       70,140,343
                                                                             ---------------  -------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                    20,544,968             --       85,074,507
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           6,155,337             --       51,312,691
   - Contract withdrawals and transfers to annuity reserves                      (7,372,799)            --      (37,377,835)
   - Contract transfers                                                             217,752             --       21,731,041
                                                                             ---------------  -------------  ---------------
                                                                                   (999,710)            --       35,665,897
   Annuity Reserves:
   - Transfer from accumulation units                                                    --             --               --
   - Annuity Payments                                                                  (792)            --          (38,237)
   - Receipt (reimbursement) of mortality guarantee adjustments                          (5)            --             (981)
                                                                             ---------------  -------------  ---------------
                                                                                       (797)            --          (39,218)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (1,000,507)            --       35,626,679
                                                                             ---------------  -------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          19,544,461             --      120,701,186
                                                                             ---------------  -------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                                 133,401,119             --      672,516,930
Changes From Operations:
   - Net investment income (loss)                                                (1,014,215)        27,162        2,234,198
   - Net realized gain (loss) on investments                                      3,444,662         22,081       36,875,786
   - Net change in unrealized appreciation or depreciation on investments        13,666,556        786,593      182,216,066
                                                                             ---------------  -------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                    16,097,003        835,836      221,326,050
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           6,663,747     20,377,292       43,092,518
   - Contract withdrawals and transfers to annuity reserves                      (9,213,859)      (227,926)     (48,874,701)
   - Contract transfers                                                           7,180,428     13,833,585      (37,923,992)
                                                                             ---------------  -------------  ---------------
                                                                                  4,630,316     33,982,951      (43,706,175)
   Annuity Reserves:
   - Annuity Payments                                                                  (870)            --          (45,870)
   - Receipt (reimbursement) of mortality guarantee adjustments                          18             --               75
                                                                             ---------------  -------------  ---------------
                                                                                       (852)            --          (45,795)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              4,629,464     33,982,951      (43,751,970)
                                                                             ---------------  -------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          20,726,467     34,818,787      177,574,080
                                                                             ---------------  -------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                              $  154,127,586   $ 34,818,787   $  850,091,010
                                                                             ===============  =============  ===============



                                                                                             LVIP MONDRIAN    LVIP MONDRIAN
                                                                             LVIP MID-CAP    INTERNATIONAL    INTERNATIONAL
                                                                             VALUE           VALUE            VALUE
                                                                             SERVICE CLASS   STANDARD CLASS   SERVICE CLASS
                                                                             SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $  44,365,619    $  17,121,039    $ 102,799,297
Changes From Operations:
   - Net investment income (loss)                                                 (793,871)         166,059        1,102,248
   - Net realized gain (loss) on investments                                     2,041,000         (414,839)      (1,962,215)
   - Net change in unrealized appreciation or depreciation on investments        8,590,289        1,420,629        8,859,297
                                                                             --------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                    9,837,418        1,171,849        7,999,330
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          5,330,282           72,647        5,239,500
   - Contract withdrawals and transfers to annuity reserves                     (3,383,508)      (1,955,212)      (9,841,837)
   - Contract transfers                                                          2,162,406       (1,366,646)       2,049,882
                                                                             --------------  ---------------  ---------------
                                                                                 4,109,180       (3,249,211)      (2,552,455)
   Annuity Reserves:
   - Transfer from accumulation units                                                   --               --            9,037
   - Annuity Payments                                                               (4,731)          (4,804)         (10,527)
   - Receipt (reimbursement) of mortality guarantee adjustments                        (90)             (24)         (16,561)
                                                                             --------------  ---------------  ---------------
                                                                                    (4,821)          (4,828)         (18,051)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             4,104,359       (3,254,039)      (2,570,506)
                                                                             --------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         13,941,777       (2,082,190)       5,428,824
                                                                             --------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                                 58,307,396       15,038,849      108,228,121
Changes From Operations:
   - Net investment income (loss)                                                 (927,659)         136,439        3,486,732
   - Net realized gain (loss) on investments                                     5,150,140          141,235        1,455,338
   - Net change in unrealized appreciation or depreciation on investments       13,465,609        2,664,491       31,523,931
                                                                             --------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                   17,688,090        2,942,165       36,466,001
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          5,233,453           46,375        5,978,899
   - Contract withdrawals and transfers to annuity reserves                     (4,771,024)      (2,425,402)     (19,767,398)
   - Contract transfers                                                         (4,518,866)       2,313,082      192,399,559
                                                                             --------------  ---------------  ---------------
                                                                                (4,056,437)         (65,945)     178,611,060
   Annuity Reserves:
   - Annuity Payments                                                               (5,718)          (4,771)          (1,109)
   - Receipt (reimbursement) of mortality guarantee adjustments                         10              (17)             (59)
                                                                             --------------  ---------------  ---------------
                                                                                    (5,708)          (4,788)          (1,168)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (4,062,145)         (70,733)     178,609,892
                                                                             --------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         13,625,945        2,871,432      215,075,893
                                                                             --------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                              $  71,933,341    $  17,910,281    $ 323,304,014
                                                                             ==============  ===============  ===============




                                                                             LVIP MONEY
                                                                             MARKET
                                                                             STANDARD CLASS
                                                                             SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $  60,993,041
Changes From Operations:
   - Net investment income (loss)                                                 (821,134)
   - Net realized gain (loss) on investments                                           228
   - Net change in unrealized appreciation or depreciation on investments               (1)
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                     (820,907)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          1,014,484
   - Contract withdrawals and transfers to annuity reserves                    (36,423,087)
   - Contract transfers                                                         23,691,269
                                                                             --------------
                                                                               (11,717,334)
   Annuity Reserves:
   - Transfer from accumulation units                                                   --
   - Annuity Payments                                                              (25,735)
   - Receipt (reimbursement) of mortality guarantee adjustments                        111
                                                                             --------------
                                                                                   (25,624)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           (11,742,958)
                                                                             --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (12,563,865)
                                                                             --------------
NET ASSETS AT DECEMBER 31, 2012                                                 48,429,176
Changes From Operations:
   - Net investment income (loss)                                                 (705,369)
   - Net realized gain (loss) on investments                                            --
   - Net change in unrealized appreciation or depreciation on investments               --
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                     (705,369)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            668,501
   - Contract withdrawals and transfers to annuity reserves                    (38,371,591)
   - Contract transfers                                                         30,123,818
                                                                             --------------
                                                                                (7,579,272)
   Annuity Reserves:
   - Annuity Payments                                                               (3,175)
   - Receipt (reimbursement) of mortality guarantee adjustments                        401
                                                                             --------------
                                                                                    (2,774)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (7,582,046)
                                                                             --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         (8,287,415)
                                                                             --------------
NET ASSETS AT DECEMBER 31, 2013                                              $  40,141,761
                                                                             ==============



See accompanying notes.

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

YEARS ENDED DECEMBER 31, 2012 AND 2013





                                                                                LVIP MONEY      LVIP SSGA        LVIP SSGA
                                                                                MARKET          BOND INDEX       BOND INDEX
                                                                                SERVICE CLASS   STANDARD CLASS   SERVICE CLASS
                                                                                SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $   358,035,288     $       --    $  952,715,198
Changes From Operations:
   - Net investment income (loss)                                                  (5,386,018)           467         4,974,873
   - Net realized gain (loss) on investments                                            1,425            123         9,851,307
   - Net change in unrealized appreciation or depreciation on investments                  (1)          (436)        3,230,042
                                                                              ----------------  --------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                      (5,384,594)           154        18,056,222
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            36,629,175         54,125        44,497,466
   - Contract withdrawals and transfers to annuity reserves                      (178,403,552)          (453)      (69,655,166)
   - Contract transfers                                                           116,209,241        (27,599)       52,237,658
                                                                              ----------------  --------------  ---------------
                                                                                  (25,565,136)        26,073        27,079,958
   Annuity Reserves:
   - Transfer from accumulation units                                                      --             --                --
   - Annuity Payments                                                                 (29,437)            --                --
   - Receipt (reimbursement) of mortality guarantee adjustments                       (32,844)            --                --
                                                                              ----------------  --------------  ---------------
                                                                                      (62,281)            --                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (25,627,417)        26,073        27,079,958
                                                                              ----------------  --------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           (31,012,011)        26,227        45,136,180
                                                                              ----------------  --------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                                   327,023,277         26,227       997,851,378
Changes From Operations:
   - Net investment income (loss)                                                  (5,201,222)         1,336           241,351
   - Net realized gain (loss) on investments                                                1            115         6,514,749
   - Net change in unrealized appreciation or depreciation on investments                  (1)        (3,293)      (52,777,596)
                                                                              ----------------  --------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                      (5,201,222)        (1,842)      (46,021,496)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            64,669,787        143,675        37,916,125
   - Contract withdrawals and transfers to annuity reserves                      (182,529,114)          (922)      (83,954,507)
   - Contract transfers                                                            75,454,010         (2,714)       86,247,334
                                                                              ----------------  --------------  ---------------
                                                                                  (42,405,317)       140,039        40,208,952
   Annuity Reserves:
   - Annuity Payments                                                                 (17,155)            --                --
   - Receipt (reimbursement) of mortality guarantee adjustments                           224             --                --
                                                                              ----------------  --------------  ---------------
                                                                                      (16,931)            --                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (42,422,248)       140,039        40,208,952
                                                                              ----------------  --------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           (47,623,470)       138,197        (5,812,544)
                                                                              ----------------  --------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                               $   279,399,807     $  164,424    $  992,038,834
                                                                              ================  ==============  ===============


                                                                               LVIP SSGA        LVIP SSGA
                                                                               CONSERVATIVE     CONSERVATIVE   LVIP SSGA
                                                                               INDEX            STRUCTURED     DEVELOPED
                                                                               ALLOCATION       ALLOCATION     INTERNATIONAL 150
                                                                               SERVICE CLASS    SERVICE CLASS  STANDARD CLASS
                                                                               SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $  32,014,658   $  143,541,076       $     --
Changes From Operations:
   - Net investment income (loss)                                                   520,584        3,733,661             --
   - Net realized gain (loss) on investments                                        405,686        1,470,658             --
   - Net change in unrealized appreciation or depreciation on investments         1,879,606        4,961,825             --
                                                                              --------------  ---------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                     2,805,876       10,166,144             --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          12,674,248       32,800,133             --
   - Contract withdrawals and transfers to annuity reserves                      (2,690,780)      (9,097,468)            --
   - Contract transfers                                                          10,912,733       21,251,772             --
                                                                              --------------  ---------------  -----------------
                                                                                 20,896,201       44,954,437             --
   Annuity Reserves:
   - Transfer from accumulation units                                                    --               --             --
   - Annuity Payments                                                                    --               --             --
   - Receipt (reimbursement) of mortality guarantee adjustments                          --               --             --
                                                                              --------------  ---------------  -----------------
                                                                                         --               --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             20,896,201       44,954,437             --
                                                                              --------------  ---------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          23,702,077       55,120,581             --
                                                                              --------------  ---------------  -----------------
NET ASSETS AT DECEMBER 31, 2012                                                  55,716,735      198,661,657             --
Changes From Operations:
   - Net investment income (loss)                                                  (228,216)         (73,237)           446
   - Net realized gain (loss) on investments                                      1,080,883        2,528,468             82
   - Net change in unrealized appreciation or depreciation on investments         1,546,564        6,873,585          1,027
                                                                              --------------  ---------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                     2,399,231        9,328,816          1,555
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           6,577,526        6,724,541         17,130
   - Contract withdrawals and transfers to annuity reserves                      (4,856,938)     (13,174,771)          (525)
   - Contract transfers                                                          (2,648,474)     (11,711,277)         6,804
                                                                              --------------  ---------------  -----------------
                                                                                   (927,886)     (18,161,507)        23,409
   Annuity Reserves:
   - Annuity Payments                                                                  (224)              --             --
   - Receipt (reimbursement) of mortality guarantee adjustments                          --               --             --
                                                                              --------------  ---------------  -----------------
                                                                                       (224)              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               (928,110)     (18,161,507)        23,409
                                                                              --------------  ---------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           1,471,121       (8,832,691)        24,964
                                                                              --------------  ---------------  -----------------
NET ASSETS AT DECEMBER 31, 2013                                               $  57,187,856   $  189,828,966       $ 24,964
                                                                              ==============  ===============  =================



                                                                              LVIP SSGA          LVIP SSGA         LVIP SSGA
                                                                              DEVELOPED          EMERGING          EMERGING
                                                                              INTERNATIONAL 150  MARKETS 100       MARKETS 100
                                                                              SERVICE CLASS      STANDARD CLASS    SERVICE CLASS
                                                                              SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                   $  130,126,370     $   14,087    $  155,980,136
Changes From Operations:
   - Net investment income (loss)                                                      948,986          1,451         1,199,117
   - Net realized gain (loss) on investments                                           784,650          5,462        16,247,616
   - Net change in unrealized appreciation or depreciation on investments           14,283,977          1,096           (95,148)
                                                                              -----------------  --------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                       16,017,613          8,009        17,351,585
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                              2,775,928         59,116         7,981,963
   - Contract withdrawals and transfers to annuity reserves                         (8,230,016)          (866)      (12,174,945)
   - Contract transfers                                                                937,576         23,861         7,505,834
                                                                              -----------------  --------------  ---------------
                                                                                    (4,516,512)        82,111         3,312,852
   Annuity Reserves:
   - Transfer from accumulation units                                                       --             --             4,142
   - Annuity Payments                                                                       --             --            (2,257)
   - Receipt (reimbursement) of mortality guarantee adjustments                             --             --               (32)
                                                                              -----------------  --------------  ---------------
                                                                                            --             --             1,853
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                (4,516,512)        82,111         3,314,705
                                                                              -----------------  --------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             11,501,101         90,120        20,666,290
                                                                              -----------------  --------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                                    141,627,471        104,207       176,646,426
Changes From Operations:
   - Net investment income (loss)                                                      992,521          4,162           567,624
   - Net realized gain (loss) on investments                                         4,785,618           (254)       (2,291,712)
   - Net change in unrealized appreciation or depreciation on investments           18,195,511         (3,394)       (5,306,346)
                                                                              -----------------  --------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                       23,973,650            514        (7,030,434)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                              2,525,392        170,129         4,983,437
   - Contract withdrawals and transfers to annuity reserves                        (10,353,693)       (10,548)      (12,271,208)
   - Contract transfers                                                             (8,741,283)        15,380        15,538,062
                                                                              -----------------  --------------  ---------------
                                                                                   (16,569,584)       174,961         8,250,291
   Annuity Reserves:
   - Annuity Payments                                                                       --             --            (2,276)
   - Receipt (reimbursement) of mortality guarantee adjustments                             --             --                 3
                                                                              -----------------  --------------  ---------------
                                                                                            --             --            (2,273)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               (16,569,584)       174,961         8,248,018
                                                                              -----------------  --------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              7,404,066        175,475         1,217,584
                                                                              -----------------  --------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                                 $  149,031,537     $  279,682    $  177,864,010
                                                                              =================  ==============  ===============



                                                                              LVIP SSGA        LVIP SSGA        LVIP SSGA
                                                                              GLOBAL TACTICAL  GLOBAL TACTICAL  INTERNATIONAL
                                                                              ALLOCATION RPM   ALLOCATION RPM   INDEX
                                                                              STANDARD CLASS   SERVICE CLASS    STANDARD CLASS
                                                                              SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                   $       --     $  231,199,458     $      --
Changes From Operations:
   - Net investment income (loss)                                                      451          4,960,462           456
   - Net realized gain (loss) on investments                                            --            604,778           145
   - Net change in unrealized appreciation or depreciation on investments              555         18,339,722         3,336
                                                                              ---------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                        1,006         23,904,962         3,937
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             62,088         84,376,573        30,159
   - Contract withdrawals and transfers to annuity reserves                             --        (16,270,342)         (191)
   - Contract transfers                                                                 --         43,952,993          (196)
                                                                              ---------------  ---------------  --------------
                                                                                    62,088        112,059,224        29,772
   Annuity Reserves:
   - Transfer from accumulation units                                                   --                 --            --
   - Annuity Payments                                                                   --           (110,358)           --
   - Receipt (reimbursement) of mortality guarantee adjustments                         --             (1,181)           --
                                                                              ---------------  ---------------  --------------
                                                                                        --           (111,539)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                62,088        111,947,685        29,772
                                                                              ---------------  ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             63,094        135,852,647        33,709
                                                                              ---------------  ---------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                     63,094        367,052,105        33,709
Changes From Operations:
   - Net investment income (loss)                                                    3,321          3,084,405         1,152
   - Net realized gain (loss) on investments                                           751          3,487,177         1,068
   - Net change in unrealized appreciation or depreciation on investments            2,342         35,810,079        16,658
                                                                              ---------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                        6,414         42,381,661        18,878
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            149,236        271,307,095       120,515
   - Contract withdrawals and transfers to annuity reserves                        (22,003)       (27,020,937)       (1,762)
   - Contract transfers                                                              3,388         78,504,567        (1,204)
                                                                              ---------------  ---------------  --------------
                                                                                   130,621        322,790,725       117,549
   Annuity Reserves:
   - Annuity Payments                                                                   --           (112,822)           --
   - Receipt (reimbursement) of mortality guarantee adjustments                         --                757            --
                                                                              ---------------  ---------------  --------------
                                                                                        --           (112,065)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               130,621        322,678,660       117,549
                                                                              ---------------  ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            137,035        365,060,321       136,427
                                                                              ---------------  ---------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                 $  200,129     $  732,112,426     $ 170,136
                                                                              ===============  ===============  ==============



                                                                              LVIP SSGA
                                                                              INTERNATIONAL
                                                                              INDEX
                                                                              SERVICE CLASS
                                                                              SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $  191,861,496
Changes From Operations:
   - Net investment income (loss)                                                    (72,767)
   - Net realized gain (loss) on investments                                       2,134,736
   - Net change in unrealized appreciation or depreciation on investments         28,301,738
                                                                              ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                     30,363,707
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            5,112,890
   - Contract withdrawals and transfers to annuity reserves                      (13,220,661)
   - Contract transfers                                                           (5,415,288)
                                                                              ---------------
                                                                                 (13,523,059)
   Annuity Reserves:
   - Transfer from accumulation units                                                     --
   - Annuity Payments                                                                     --
   - Receipt (reimbursement) of mortality guarantee adjustments                           --
                                                                              ---------------
                                                                                          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (13,523,059)
                                                                              ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           16,840,648
                                                                              ---------------
NET ASSETS AT DECEMBER 31, 2012                                                  208,702,144
Changes From Operations:
   - Net investment income (loss)                                                   (475,454)
   - Net realized gain (loss) on investments                                       7,228,804
   - Net change in unrealized appreciation or depreciation on investments         35,458,740
                                                                              ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                     42,212,090
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            4,296,373
   - Contract withdrawals and transfers to annuity reserves                      (20,153,653)
   - Contract transfers                                                           66,292,905
                                                                              ---------------
                                                                                  50,435,625
   Annuity Reserves:
   - Annuity Payments                                                                 (2,290)
   - Receipt (reimbursement) of mortality guarantee adjustments                           10
                                                                              ---------------
                                                                                      (2,280)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              50,433,345
                                                                              ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           92,645,435
                                                                              ---------------
NET ASSETS AT DECEMBER 31, 2013                                               $  301,347,579
                                                                              ===============



See accompanying notes.

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

YEARS ENDED DECEMBER 31, 2012 AND 2013





                                                                                                              LVIP SSGA
                                                                             LVIP SSGA       LVIP SSGA        LARGE CAP
                                                                             LARGE CAP 100   LARGE CAP 100    RPM
                                                                             STANDARD CLASS  SERVICE CLASS    STANDARD CLASS
                                                                             SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                  $      --     $  282,152,292       $    --
Changes From Operations:
   - Net investment income (loss)                                                     (1)        (1,093,709)           --
   - Net realized gain (loss) on investments                                          --         12,588,440            --
   - Net change in unrealized appreciation or depreciation on investments             14         16,147,960            --
                                                                             --------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                         13         27,642,691            --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            2,501          7,712,367            --
   - Contract withdrawals and transfers to annuity reserves                           --        (18,379,019)           --
   - Contract transfers                                                            1,250        (20,069,746)           --
                                                                             --------------  ---------------  --------------
                                                                                   3,751        (30,736,398)           --
   Annuity Reserves:
   - Transfer from accumulation units                                                 --                 --            --
   - Annuity Payments                                                                 --                 --            --
   - Receipt (reimbursement) of mortality guarantee adjustments                       --                 --            --
                                                                             --------------  ---------------  --------------
                                                                                      --                 --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               3,751        (30,736,398)           --
                                                                             --------------  ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            3,764         (3,093,707)           --
                                                                             --------------  ---------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                    3,764        279,058,585            --
Changes From Operations:
   - Net investment income (loss)                                                 11,767            665,819            15
   - Net realized gain (loss) on investments                                      32,409         41,813,444            --
   - Net change in unrealized appreciation or depreciation on investments         29,510         43,597,563            94
                                                                             --------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                     73,686         86,076,826           109
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          227,159          5,828,238         1,287
   - Contract withdrawals and transfers to annuity reserves                      (11,778)       (24,277,263)           (3)
   - Contract transfers                                                          499,066        (29,926,373)           19
                                                                             --------------  ---------------  --------------
                                                                                 714,447        (48,375,398)        1,303
   Annuity Reserves:
   - Annuity Payments                                                                 --                 --            --
   - Receipt (reimbursement) of mortality guarantee adjustments                       --                 --            --
                                                                             --------------  ---------------  --------------
                                                                                      --                 --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             714,447        (48,375,398)        1,303
                                                                             --------------  ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          788,133         37,701,428         1,412
                                                                             --------------  ---------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                $ 791,897     $  316,760,013       $ 1,412
                                                                             ==============  ===============  ==============



                                                                                                                LVIP SSGA
                                                                              LVIP SSGA      LVIP SSGA          MODERATE
                                                                              LARGE CAP      MODERATE INDEX     STRUCTURED
                                                                              RPM            ALLOCATION         ALLOCATION
                                                                              SERVICE CLASS  SERVICE CLASS      SERVICE CLASS
                                                                              SUBACCOUNT     SUBACCOUNT         SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $          --   $   69,827,648   $  332,998,959
Changes From Operations:
   - Net investment income (loss)                                                       --          675,283        9,132,426
   - Net realized gain (loss) on investments                                            --          810,517        2,695,811
   - Net change in unrealized appreciation or depreciation on investments               --        7,602,444       23,060,886
                                                                             --------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                           --        9,088,244       34,889,123
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                                 --       41,411,126      115,401,719
   - Contract withdrawals and transfers to annuity reserves                             --       (6,920,140)     (24,342,865)
   - Contract transfers                                                                 --       21,996,376       76,444,163
                                                                             --------------  ---------------  ---------------
                                                                                        --       56,487,362      167,503,017
   Annuity Reserves:
   - Transfer from accumulation units                                                   --               --               --
   - Annuity Payments                                                                   --               --           (3,100)
   - Receipt (reimbursement) of mortality guarantee adjustments                         --               --              (36)
                                                                             --------------  ---------------  ---------------
                                                                                        --               --           (3,136)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                    --       56,487,362      167,499,881
                                                                             --------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                 --       65,575,606      202,389,004
                                                                             --------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                                         --      135,403,254      535,387,963
Changes From Operations:
   - Net investment income (loss)                                                  176,853         (704,048)       4,522,273
   - Net realized gain (loss) on investments                                        24,453        2,374,561        7,159,583
   - Net change in unrealized appreciation or depreciation on investments        1,275,948       13,638,125       55,338,456
                                                                             --------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                    1,477,254       15,308,638       67,020,312
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         15,342,618       23,542,500       28,953,516
   - Contract withdrawals and transfers to annuity reserves                       (210,238)      (8,392,415)     (49,269,959)
   - Contract transfers                                                          9,337,884        8,707,104      279,623,711
                                                                             --------------  ---------------  ---------------
                                                                                24,470,264       23,857,189      259,307,268
   Annuity Reserves:
   - Annuity Payments                                                                   --             (168)         (13,548)
   - Receipt (reimbursement) of mortality guarantee adjustments                         --               --            3,255
                                                                             --------------  ---------------  ---------------
                                                                                        --             (168)         (10,293)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            24,470,264       23,857,021      259,296,975
                                                                             --------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         25,947,518       39,165,659      326,317,287
                                                                             --------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                              $  25,947,518   $  174,568,913   $  861,705,250
                                                                             ==============  ===============  ===============


                                                                              LVIP SSGA         LVIP SSGA
                                                                              MODERATELY        MODERATELY
                                                                              AGGRESSIVE        AGGRESSIVE
                                                                              INDEX             STRUCTURED     LVIP SSGA
                                                                              ALLOCATION        ALLOCATION     S&P 500 INDEX
                                                                              SERVICE CLASS     SERVICE CLASS  STANDARD CLASS
                                                                              SUBACCOUNT        SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $   75,180,805   $  237,348,906    $  1,897,063
Changes From Operations:
   - Net investment income (loss)                                                   580,135        7,182,933         (13,208)
   - Net realized gain (loss) on investments                                        793,330        1,623,262         202,519
   - Net change in unrealized appreciation or depreciation on investments         8,577,410       17,189,012          47,667
                                                                             ---------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                     9,950,875       25,995,207         236,978
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          27,490,935       70,012,387          65,757
   - Contract withdrawals and transfers to annuity reserves                      (5,278,947)     (12,612,516)       (361,267)
   - Contract transfers                                                          20,616,038       36,963,894        (208,420)
                                                                             ---------------  ---------------  --------------
                                                                                 42,828,026       94,363,765        (503,930)
   Annuity Reserves:
   - Transfer from accumulation units                                                    --               --              --
   - Annuity Payments                                                                    --               --              --
   - Receipt (reimbursement) of mortality guarantee adjustments                          --               --              --
                                                                             ---------------  ---------------  --------------
                                                                                         --               --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             42,828,026       94,363,765        (503,930)
                                                                             ---------------  ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          52,778,901      120,358,972        (266,952)
                                                                             ---------------  ---------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                 127,959,706      357,707,878       1,630,111
Changes From Operations:
   - Net investment income (loss)                                                  (553,250)       1,819,453         181,721
   - Net realized gain (loss) on investments                                      2,833,467        5,407,307         175,903
   - Net change in unrealized appreciation or depreciation on investments        14,672,207       38,736,196       3,551,682
                                                                             ---------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                    16,952,424       45,962,956       3,909,306
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          16,557,581       13,447,576         621,577
   - Contract withdrawals and transfers to annuity reserves                      (7,891,645)     (23,038,973)     (2,664,683)
   - Contract transfers                                                           7,108,868       10,538,846      32,703,964
                                                                             ---------------  ---------------  --------------
                                                                                 15,774,804          947,449      30,660,858
   Annuity Reserves:
   - Annuity Payments                                                                  (224)              --          (6,638)
   - Receipt (reimbursement) of mortality guarantee adjustments                          --               --             473
                                                                             ---------------  ---------------  --------------
                                                                                       (224)              --          (6,165)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             15,774,580          947,449      30,654,693
                                                                             ---------------  ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          32,727,004       46,910,405      34,563,999
                                                                             ---------------  ---------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                              $  160,686,710   $  404,618,283    $ 36,194,110
                                                                             ===============  ===============  ==============





                                                                             LVIP SSGA        LVIP SSGA        LVIP SSGA
                                                                             S&P 500 INDEX    SMALL-CAP INDEX  SMALL-CAP INDEX
                                                                             SERVICE CLASS    STANDARD CLASS   SERVICE CLASS
                                                                             SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $  421,172,307     $   11,669      $  126,195,557
Changes From Operations:
   - Net investment income (loss)                                                (4,321,250)            13          (1,635,244)
   - Net realized gain (loss) on investments                                     21,794,692            394           5,912,170
   - Net change in unrealized appreciation or depreciation on investments        40,123,963          4,219          12,747,434
                                                                             ---------------  ---------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                    57,597,405          4,626          17,024,360
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          17,236,257         34,604           6,044,213
   - Contract withdrawals and transfers to annuity reserves                     (32,638,092)          (739)         (9,265,243)
   - Contract transfers                                                          39,296,094         11,724           3,443,727
                                                                             ---------------  ---------------  ----------------
                                                                                 23,894,259         45,589             222,697
   Annuity Reserves:
   - Transfer from accumulation units                                                    --             --                  --
   - Annuity Payments                                                                    --             --                  --
   - Receipt (reimbursement) of mortality guarantee adjustments                          --             --                  --
                                                                             ---------------  ---------------  ----------------
                                                                                         --             --                  --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             23,894,259         45,589             222,697
                                                                             ---------------  ---------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          81,491,664         50,215          17,247,057
                                                                             ---------------  ---------------  ----------------
NET ASSETS AT DECEMBER 31, 2012                                                 502,663,971         61,884         143,442,614
Changes From Operations:
   - Net investment income (loss)                                                (1,850,241)         2,028          (2,467,740)
   - Net realized gain (loss) on investments                                     35,935,996          7,058          15,346,230
   - Net change in unrealized appreciation or depreciation on investments       133,210,668         66,607          52,267,857
                                                                             ---------------  ---------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                   167,296,423         75,693          65,146,347
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          21,027,882        508,895           6,406,547
   - Contract withdrawals and transfers to annuity reserves                     (65,387,432)        (5,100)        (19,430,814)
   - Contract transfers                                                         213,076,180        (15,597)        102,011,607
                                                                             ---------------  ---------------  ----------------
                                                                                168,716,630        488,198          88,987,340
   Annuity Reserves:
   - Annuity Payments                                                               (10,334)            --              (1,475)
   - Receipt (reimbursement) of mortality guarantee adjustments                         973             --                 876
                                                                             ---------------  ---------------  ----------------
                                                                                     (9,361)            --                (599)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            168,707,269        488,198          88,986,741
                                                                             ---------------  ---------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         336,003,692        563,891         154,133,088
                                                                             ---------------  ---------------  ----------------
NET ASSETS AT DECEMBER 31, 2013                                              $  838,667,663     $  625,775      $  297,575,702
                                                                             ===============  ===============  ================





                                                                             LVIP SSGA
                                                                             SMALL-CAP RPM
                                                                             STANDARD CLASS
                                                                             SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                    $     --
Changes From Operations:
   - Net investment income (loss)                                                      --
   - Net realized gain (loss) on investments                                           --
   - Net change in unrealized appreciation or depreciation on investments              --
                                                                             ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                          --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                                --
   - Contract withdrawals and transfers to annuity reserves                            --
   - Contract transfers                                                                --
                                                                             ---------------
                                                                                       --
   Annuity Reserves:
   - Transfer from accumulation units                                                  --
   - Annuity Payments                                                                  --
   - Receipt (reimbursement) of mortality guarantee adjustments                        --
                                                                             ---------------
                                                                                       --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                   --
                                                                             ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                --
                                                                             ---------------
NET ASSETS AT DECEMBER 31, 2012                                                        --
Changes From Operations:
   - Net investment income (loss)                                                     406
   - Net realized gain (loss) on investments                                           --
   - Net change in unrealized appreciation or depreciation on investments             652
                                                                             ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                       1,058
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            39,008
   - Contract withdrawals and transfers to annuity reserves                            --
   - Contract transfers                                                                --
                                                                             ---------------
                                                                                   39,008
   Annuity Reserves:
   - Annuity Payments                                                                  --
   - Receipt (reimbursement) of mortality guarantee adjustments                        --
                                                                             ---------------
                                                                                       --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               39,008
                                                                             ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            40,066
                                                                             ---------------
NET ASSETS AT DECEMBER 31, 2013                                                  $ 40,066
                                                                             ===============



See accompanying notes.

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

YEARS ENDED DECEMBER 31, 2012 AND 2013




                                                                                            LVIP SSGA        LVIP SSGA
                                                                            LVIP SSGA       SMALL-MID        SMALL-MID
                                                                            SMALL-CAP RPM   CAP 200          CAP 200
                                                                            SERVICE CLASS   STANDARD CLASS   SERVICE CLASS
                                                                            SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $         --     $      --     $   89,660,120
Changes From Operations:
   - Net investment income (loss)                                                      --           262            503,268
   - Net realized gain (loss) on investments                                           --           486         10,769,973
   - Net change in unrealized appreciation or depreciation on investments              --           (70)        (1,052,845)
                                                                            --------------  --------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                          --           678         10,220,396
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                                --         7,540          5,050,078
   - Contract withdrawals and transfers to annuity reserves                            --           (57)        (5,935,624)
   - Contract transfers                                                                --        13,379         (5,415,177)
                                                                            --------------  --------------  ---------------
                                                                                       --        20,862         (6,300,723)
   Annuity Reserves:
   - Transfer from accumulation units                                                  --            --                 --
   - Annuity Payments                                                                  --            --                 --
   - Receipt (reimbursement) of mortality guarantee adjustments                        --            --                 --
                                                                            --------------  --------------  ---------------
                                                                                       --            --                 --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                   --        20,862         (6,300,723)
                                                                            --------------  --------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                --        21,540          3,919,673
                                                                            --------------  --------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                                        --        21,540         93,579,793
Changes From Operations:
   - Net investment income (loss)                                                 113,319        15,955            676,462
   - Net realized gain (loss) on investments                                       44,838        45,160         14,076,888
   - Net change in unrealized appreciation or depreciation on investments       1,315,169         8,335         13,642,097
                                                                            --------------  --------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                   1,473,326        69,450         28,395,447
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                        16,155,058       452,857          3,655,521
   - Contract withdrawals and transfers to annuity reserves                      (171,487)      (10,881)        (8,202,447)
   - Contract transfers                                                         9,689,224       259,833         (6,682,580)
                                                                            --------------  --------------  ---------------
                                                                               25,672,795       701,809        (11,229,506)
   Annuity Reserves:
   - Annuity Payments                                                                  --            --                 --
   - Receipt (reimbursement) of mortality guarantee adjustments                        --            --                 --
                                                                            --------------  --------------  ---------------
                                                                                       --            --                 --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           25,672,795       701,809        (11,229,506)
                                                                            --------------  --------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        27,146,121       771,259         17,165,941
                                                                            --------------  --------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                              $ 27,146,121     $ 792,799     $  110,745,734
                                                                            ==============  ==============  ===============


                                                                                            LVIP T. ROWE      LVIP T. ROWE
                                                                            LVIP T. ROWE    PRICE STRUCTURED  PRICE STRUCTURED
                                                                            PRICE GROWTH    MID-CAP           MID-CAP
                                                                            STOCK           GROWTH            GROWTH
                                                                            SERVICE CLASS   STANDARD CLASS    SERVICE CLASS
                                                                            SUBACCOUNT      SUBACCOUNT        SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $  86,030,329     $ 2,184,638      $  60,225,079
Changes From Operations:
   - Net investment income (loss)                                              (2,006,448)        (40,922)        (1,292,507)
   - Net realized gain (loss) on investments                                    4,708,465         242,142          6,189,659
   - Net change in unrealized appreciation or depreciation on investments      12,156,452          96,396          4,105,170
                                                                            --------------  ----------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                  14,858,469         297,616          9,002,322
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                        13,135,872          17,179         10,725,840
   - Contract withdrawals and transfers to annuity reserves                    (7,525,838)       (416,096)        (5,154,651)
   - Contract transfers                                                        37,132,118         215,454          5,439,463
                                                                            --------------  ----------------  ----------------
                                                                               42,742,152        (183,463)        11,010,652
   Annuity Reserves:
   - Transfer from accumulation units                                                  --              --                 --
   - Annuity Payments                                                             (20,948)             --               (398)
   - Receipt (reimbursement) of mortality guarantee adjustments                    (1,917)             --               (756)
                                                                            --------------  ----------------  ----------------
                                                                                  (22,865)             --             (1,154)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           42,719,287        (183,463)        11,009,498
                                                                            --------------  ----------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        57,577,756         114,153         20,011,820
                                                                            --------------  ----------------  ----------------
NET ASSETS AT DECEMBER 31, 2012                                               143,608,085       2,298,791         80,236,899
Changes From Operations:
   - Net investment income (loss)                                              (2,731,610)        (45,961)        (1,363,906)
   - Net realized gain (loss) on investments                                   10,102,034         317,474          9,121,636
   - Net change in unrealized appreciation or depreciation on investments      43,378,370         455,460         15,788,161
                                                                            --------------  ----------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                  50,748,794         726,973         23,545,891
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                        10,686,226          58,184          7,503,889
   - Contract withdrawals and transfers to annuity reserves                   (10,092,575)       (282,058)        (5,351,028)
   - Contract transfers                                                        (6,351,954)       (109,216)       (18,415,548)
                                                                            --------------  ----------------  ----------------
                                                                               (5,758,303)       (333,090)       (16,262,687)
   Annuity Reserves:
   - Annuity Payments                                                              (2,173)             --             (1,255)
   - Receipt (reimbursement) of mortality guarantee adjustments                         4              --                 11
                                                                            --------------  ----------------  ----------------
                                                                                   (2,169)             --             (1,244)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           (5,760,472)       (333,090)       (16,263,931)
                                                                            --------------  ----------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        44,988,322         393,883          7,281,960
                                                                            --------------  ----------------  ----------------
NET ASSETS AT DECEMBER 31, 2013                                             $ 188,596,407     $ 2,692,674      $  87,518,859
                                                                            ==============  ================  ================



                                                                                             LVIP UBS         LVIP UBS
                                                                            LVIP TEMPLETON   LARGE CAP        LARGE CAP
                                                                            GROWTH RPM       GROWTH RPM       GROWTH RPM
                                                                            SERVICE CLASS    STANDARD CLASS   SERVICE CLASS
                                                                            SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $  118,673,830    $ 2,112,536    $   48,611,933
Changes From Operations:
   - Net investment income (loss)                                                  196,838        (38,325)         (929,099)
   - Net realized gain (loss) on investments                                     1,411,251        123,274         2,447,067
   - Net change in unrealized appreciation or depreciation on investments       22,383,898        207,792         5,395,610
                                                                            ---------------  --------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                   23,991,987        292,741         6,913,578
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         22,616,527         48,526        11,755,982
   - Contract withdrawals and transfers to annuity reserves                    (10,009,233)      (231,657)       (5,119,021)
   - Contract transfers                                                           (750,394)        20,873        (2,113,214)
                                                                            ---------------  --------------  ---------------
                                                                                11,856,900       (162,258)        4,523,747
   Annuity Reserves:
   - Transfer from accumulation units                                                   --             --                --
   - Annuity Payments                                                                   --             --                --
   - Receipt (reimbursement) of mortality guarantee adjustments                         --             --                --
                                                                            ---------------  --------------  ---------------
                                                                                        --             --                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            11,856,900       (162,258)        4,523,747
                                                                            ---------------  --------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         35,848,887        130,483        11,437,325
                                                                            ---------------  --------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                                154,522,717      2,243,019        60,049,258
Changes From Operations:
   - Net investment income (loss)                                                 (418,147)       (38,816)       (1,812,374)
   - Net realized gain (loss) on investments                                     4,308,161        183,219         3,261,316
   - Net change in unrealized appreciation or depreciation on investments       36,077,707        326,861        22,052,314
                                                                            ---------------  --------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                   39,967,721        471,264        23,501,256
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                        153,963,771          8,457        62,084,184
   - Contract withdrawals and transfers to annuity reserves                    (12,544,669)      (267,407)       (6,972,075)
   - Contract transfers                                                         43,236,807         (8,545)       21,928,845
                                                                            ---------------  --------------  ---------------
                                                                               184,655,909       (267,495)       77,040,954
   Annuity Reserves:
   - Annuity Payments                                                                   --             --                --
   - Receipt (reimbursement) of mortality guarantee adjustments                         --             --                --
                                                                            ---------------  --------------  ---------------
                                                                                        --             --                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           184,655,909       (267,495)       77,040,954
                                                                            ---------------  --------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        224,623,630        203,769       100,542,210
                                                                            ---------------  --------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                             $  379,146,347    $ 2,446,788    $  160,591,468
                                                                            ===============  ==============  ===============



                                                                            LVIP VANGUARD    LVIP VANGUARD    LVIP VANGUARD
                                                                            DOMESTIC EQUITY  DOMESTIC EQUITY  INTERNATIONAL
                                                                            ETF              ETF              EQUITY ETF
                                                                            STANDARD CLASS   SERVICE CLASS    STANDARD CLASS
                                                                            SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                  $      --      $  14,571,491     $       --
Changes From Operations:
   - Net investment income (loss)                                                    731            (41,842)         1,318
   - Net realized gain (loss) on investments                                         164            661,199             89
   - Net change in unrealized appreciation or depreciation on investments          2,181          2,552,433          2,881
                                                                            ---------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                      3,076          3,171,790          4,288
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           80,086         12,533,867         43,307
   - Contract withdrawals and transfers to annuity reserves                       (1,033)        (1,858,594)          (670)
   - Contract transfers                                                           30,002         16,311,856         10,858
                                                                            ---------------  ---------------  --------------
                                                                                 109,055         26,987,129         53,495
   Annuity Reserves:
   - Transfer from accumulation units                                                 --                 --             --
   - Annuity Payments                                                                 --                 --             --
   - Receipt (reimbursement) of mortality guarantee adjustments                       --                 --             --
                                                                            ---------------  ---------------  --------------
                                                                                      --                 --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             109,055         26,987,129         53,495
                                                                            ---------------  ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          112,131         30,158,919         57,783
                                                                            ---------------  ---------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                  112,131         44,730,410         57,783
Changes From Operations:
   - Net investment income (loss)                                                    409           (341,459)         5,561
   - Net realized gain (loss) on investments                                       5,941          1,982,855          2,676
   - Net change in unrealized appreciation or depreciation on investments         61,544         13,114,686         10,351
                                                                            ---------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                     67,894         14,756,082         18,588
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          208,735         10,268,674        298,572
   - Contract withdrawals and transfers to annuity reserves                      (25,922)        (2,662,971)       (10,009)
   - Contract transfers                                                           12,199         14,160,162         (5,772)
                                                                            ---------------  ---------------  --------------
                                                                                 195,012         21,765,865        282,791
   Annuity Reserves:
   - Annuity Payments                                                                 --               (281)            --
   - Receipt (reimbursement) of mortality guarantee adjustments                       --                 --             --
                                                                            ---------------  ---------------  --------------
                                                                                      --               (281)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             195,012         21,765,584        282,791
                                                                            ---------------  ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          262,906         36,521,666        301,379
                                                                            ---------------  ---------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                $ 375,037      $  81,252,076     $  359,162
                                                                            ===============  ===============  ==============



                                                                            LVIP VANGUARD
                                                                            INTERNATIONAL
                                                                            EQUITY ETF
                                                                            SERVICE CLASS
                                                                            SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $  8,915,387
Changes From Operations:
   - Net investment income (loss)                                                 641,049
   - Net realized gain (loss) on investments                                      115,365
   - Net change in unrealized appreciation or depreciation on investments       2,111,210
                                                                            --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                   2,867,624
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         8,353,303
   - Contract withdrawals and transfers to annuity reserves                      (838,451)
   - Contract transfers                                                         6,847,621
                                                                            --------------
                                                                               14,362,473
   Annuity Reserves:
   - Transfer from accumulation units                                                  --
   - Annuity Payments                                                                  --
   - Receipt (reimbursement) of mortality guarantee adjustments                        --
                                                                            --------------
                                                                                       --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           14,362,473
                                                                            --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        17,230,097
                                                                            --------------
NET ASSETS AT DECEMBER 31, 2012                                                26,145,484
Changes From Operations:
   - Net investment income (loss)                                                 188,131
   - Net realized gain (loss) on investments                                      570,100
   - Net change in unrealized appreciation or depreciation on investments       3,351,149
                                                                            --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                   4,109,380
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         5,600,524
   - Contract withdrawals and transfers to annuity reserves                    (1,285,781)
   - Contract transfers                                                         7,035,836
                                                                            --------------
                                                                               11,350,579
   Annuity Reserves:
   - Annuity Payments                                                                  --
   - Receipt (reimbursement) of mortality guarantee adjustments                        --
                                                                            --------------
                                                                                       --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           11,350,579
                                                                            --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        15,459,959
                                                                            --------------
NET ASSETS AT DECEMBER 31, 2013                                              $ 41,605,443
                                                                            ==============



See accompanying notes.

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

YEARS ENDED DECEMBER 31, 2012 AND 2013




                                                                             LVIP VIP         LVIP VIP       LORD ABBETT
                                                                             CONTRAFUND       CONTRAFUND     FUNDAMENTAL
                                                                             RPM              RPM            EQUITY
                                                                             STANDARD CLASS   SERVICE CLASS  CLASS VC
                                                                             SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                  $      --     $          --   $  14,435,281
Changes From Operations:
   - Net investment income (loss)                                                     --                --         (59,013)
   - Net realized gain (loss) on investments                                          --                --         468,564
   - Net change in unrealized appreciation or depreciation on investments             --                --         977,048
                                                                             --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                         --                --       1,386,599
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                               --                --         168,100
   - Contract withdrawals and transfers to annuity reserves                           --                --        (720,628)
   - Contract transfers                                                               --                --        (349,438)
                                                                             --------------  --------------  --------------
                                                                                      --                --        (901,966)
   Annuity Reserves:
   - Transfer from accumulation units                                                 --                --              --
   - Annuity Payments                                                                 --                --              --
   - Receipt (reimbursement) of mortality guarantee adjustments                       --                --              --
                                                                             --------------  --------------  --------------
                                                                                      --                --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                  --                --        (901,966)
                                                                             --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               --                --         484,633
                                                                             --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                       --                --      14,919,914
Changes From Operations:
   - Net investment income (loss)                                                    958           275,897        (115,134)
   - Net realized gain (loss) on investments                                          11            55,659       2,823,693
   - Net change in unrealized appreciation or depreciation on investments          2,091         5,336,422       2,075,200
                                                                             --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                      3,060         5,667,978       4,783,759
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          110,294        50,584,830         295,024
   - Contract withdrawals and transfers to annuity reserves                         (554)         (607,095)       (924,264)
   - Contract transfers                                                               --        39,989,982      (1,836,597)
                                                                             --------------  --------------  --------------
                                                                                 109,740        89,967,717      (2,465,837)
   Annuity Reserves:
   - Annuity Payments                                                                 --                --              --
   - Receipt (reimbursement) of mortality guarantee adjustments                       --                --              --
                                                                             --------------  --------------  --------------
                                                                                      --                --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             109,740        89,967,717      (2,465,837)
                                                                             --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          112,800        95,635,695       2,317,922
                                                                             --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                $ 112,800     $  95,635,695   $  17,237,836
                                                                             ==============  ==============  ==============




                                                                             MFS VIT        MFS VIT         MFS VIT
                                                                             CORE EQUITY    GROWTH          GROWTH
                                                                             SERVICE CLASS  INITIAL CLASS   SERVICE CLASS
                                                                             SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $ 2,225,017    $ 2,664,912    $  18,605,962
Changes From Operations:
   - Net investment income (loss)                                                (25,263)       (39,706)        (373,285)
   - Net realized gain (loss) on investments                                     122,043          9,035        1,328,199
   - Net change in unrealized appreciation or depreciation on investments        194,034        437,367        1,886,820
                                                                             -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                    290,814        406,696        2,841,734
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            2,434          5,549        3,160,579
   - Contract withdrawals and transfers to annuity reserves                     (326,574)      (263,705)      (1,904,930)
   - Contract transfers                                                          (47,868)       (40,681)       1,792,537
                                                                             -------------  -------------  --------------
                                                                                (372,008)      (298,837)       3,048,186
   Annuity Reserves:
   - Transfer from accumulation units                                                 --             --               --
   - Annuity Payments                                                                 --             10               --
   - Receipt (reimbursement) of mortality guarantee adjustments                       --        (16,252)              --
                                                                             -------------  -------------  --------------
                                                                                      --        (16,242)              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (372,008)      (315,079)       3,048,186
                                                                             -------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          (81,194)        91,617        5,889,920
                                                                             -------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                2,143,823      2,756,529       24,495,882
Changes From Operations:
   - Net investment income (loss)                                                (21,164)       (35,439)        (439,827)
   - Net realized gain (loss) on investments                                     145,235         99,179        1,950,122
   - Net change in unrealized appreciation or depreciation on investments        564,855        843,529        7,572,993
                                                                             -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                    688,926        907,269        9,083,288
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            2,716         16,321        3,255,661
   - Contract withdrawals and transfers to annuity reserves                     (182,877)      (264,400)      (1,776,990)
   - Contract transfers                                                          135,081         (4,244)       3,953,777
                                                                             -------------  -------------  --------------
                                                                                 (45,080)      (252,323)       5,432,448
   Annuity Reserves:
   - Annuity Payments                                                                 --             --               --
   - Receipt (reimbursement) of mortality guarantee adjustments                       --             --               --
                                                                             -------------  -------------  --------------
                                                                                      --             --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (45,080)      (252,323)       5,432,448
                                                                             -------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          643,846        654,946       14,515,736
                                                                             -------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                              $ 2,787,669    $ 3,411,475    $  39,011,618
                                                                             =============  =============  ==============




                                                                             MFS VIT          MFS VIT          MFS VIT
                                                                             TOTAL RETURN     TOTAL RETURN     UTILITIES
                                                                             INITIAL CLASS    SERVICE CLASS    INITIAL CLASS
                                                                             SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $ 11,755,872   $   287,424,116   $  10,788,087
Changes From Operations:
   - Net investment income (loss)                                                 148,033         2,501,419         547,207
   - Net realized gain (loss) on investments                                      127,300         2,214,741         392,568
   - Net change in unrealized appreciation or depreciation on investments         791,220        20,409,000         234,512
                                                                             -------------  ----------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                   1,066,553        25,125,160       1,174,287
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            10,059         1,975,993         138,132
   - Contract withdrawals and transfers to annuity reserves                    (1,841,618)      (33,169,305)     (1,547,554)
   - Contract transfers                                                          (275,486)       (2,969,494)       (362,807)
                                                                             -------------  ----------------  --------------
                                                                               (2,107,045)      (34,162,806)     (1,772,229)
   Annuity Reserves:
   - Transfer from accumulation units                                                  --                --              --
   - Annuity Payments                                                              (2,685)          (12,383)         (8,002)
   - Receipt (reimbursement) of mortality guarantee adjustments                        27             1,563         (27,343)
                                                                             -------------  ----------------  --------------
                                                                                   (2,658)          (10,820)        (35,345)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           (2,109,703)      (34,173,626)     (1,807,574)
                                                                             -------------  ----------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (1,043,150)       (9,048,466)       (633,287)
                                                                             -------------  ----------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                10,712,722       278,375,650      10,154,800
Changes From Operations:
   - Net investment income (loss)                                                  30,523        (1,736,397)         94,868
   - Net realized gain (loss) on investments                                      371,034        48,970,308         597,536
   - Net change in unrealized appreciation or depreciation on investments       1,282,650       (18,194,394)      1,127,717
                                                                             -------------  ----------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                   1,684,207        29,039,517       1,820,121
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            39,735           750,065           8,437
   - Contract withdrawals and transfers to annuity reserves                    (1,578,931)      (12,981,272)     (1,090,734)
   - Contract transfers                                                          (622,410)     (295,178,936)        (93,524)
                                                                             -------------  ----------------  --------------
                                                                               (2,161,606)     (307,410,143)     (1,175,821)
   Annuity Reserves:
   - Annuity Payments                                                              (2,988)           (5,024)         (6,096)
   - Receipt (reimbursement) of mortality guarantee adjustments                        73                --             622
                                                                             -------------  ----------------  --------------
                                                                                   (2,915)           (5,024)         (5,474)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           (2,164,521)     (307,415,167)     (1,181,295)
                                                                             -------------  ----------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          (480,314)     (278,375,650)        638,826
                                                                             -------------  ----------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                              $ 10,232,408   $            --   $  10,793,626
                                                                             =============  ================  ==============


                                                                                              MORGAN
                                                                                              STANLEY
                                                                              MFS VIT         UIF CAPITAL   NB AMT
                                                                              UTILITIES       GROWTH        MID CAP
                                                                              SERVICE CLASS   CLASS II      GROWTH I CLASS
                                                                              SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $  187,068,650   $ 1,463,259   $  42,704,716
Changes From Operations:
   - Net investment income (loss)                                                 9,578,620       (14,567)       (670,921)
   - Net realized gain (loss) on investments                                      3,622,063       118,315       4,680,174
   - Net change in unrealized appreciation or depreciation on investments         8,186,917        89,482         413,549
                                                                             ---------------  ------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                    21,387,600       193,230       4,422,802
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          11,585,690         1,882         373,806
   - Contract withdrawals and transfers to annuity reserves                     (20,150,241)     (108,648)     (5,939,916)
   - Contract transfers                                                           2,569,404        35,384      (4,675,765)
                                                                             ---------------  ------------  --------------
                                                                                 (5,995,147)      (71,382)    (10,241,875)
   Annuity Reserves:
   - Transfer from accumulation units                                                 8,736            --              --
   - Annuity Payments                                                               (19,639)           --            (392)
   - Receipt (reimbursement) of mortality guarantee adjustments                      (1,095)           --          (8,665)
                                                                             ---------------  ------------  --------------
                                                                                    (11,998)           --          (9,057)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (6,007,145)      (71,382)    (10,250,932)
                                                                             ---------------  ------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          15,380,455       121,848      (5,828,130)
                                                                             ---------------  ------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                 202,449,105     1,585,107      36,876,586
Changes From Operations:
   - Net investment income (loss)                                                   950,393       (12,131)       (236,204)
   - Net realized gain (loss) on investments                                     12,465,093       227,837      17,491,888
   - Net change in unrealized appreciation or depreciation on investments        21,861,013       454,266     (12,183,928)
                                                                             ---------------  ------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                    35,276,499       669,972       5,071,756
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           8,866,287        12,989         144,544
   - Contract withdrawals and transfers to annuity reserves                     (20,190,343)     (204,735)     (1,953,032)
   - Contract transfers                                                          (8,627,497)      (65,264)    (40,139,854)
                                                                             ---------------  ------------  --------------
                                                                                (19,951,553)     (257,010)    (41,948,342)
   Annuity Reserves:
   - Annuity Payments                                                               (17,335)           --              --
   - Receipt (reimbursement) of mortality guarantee adjustments                      (1,103)           --              --
                                                                             ---------------  ------------  --------------
                                                                                    (18,438)           --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (19,969,991)     (257,010)    (41,948,342)
                                                                             ---------------  ------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          15,306,508       412,962     (36,876,586)
                                                                             ---------------  ------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                              $  217,755,613   $ 1,998,069   $          --
                                                                             ===============  ============  ==============



                                                                              NB AMT
                                                                              MID CAP
                                                                              INTRINSIC
                                                                              VALUE I CLASS
                                                                              SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $  40,147,591
Changes From Operations:
   - Net investment income (loss)                                                 (409,959)
   - Net realized gain (loss) on investments                                    10,489,849
   - Net change in unrealized appreciation or depreciation on investments       (4,998,733)
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                    5,081,157
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            461,036
   - Contract withdrawals and transfers to annuity reserves                     (5,836,704)
   - Contract transfers                                                         (3,141,674)
                                                                             --------------
                                                                                (8,517,342)
   Annuity Reserves:
   - Transfer from accumulation units                                                   --
   - Annuity Payments                                                              (15,207)
   - Receipt (reimbursement) of mortality guarantee adjustments                          9
                                                                             --------------
                                                                                   (15,198)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (8,532,540)
                                                                             --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         (3,451,383)
                                                                             --------------
NET ASSETS AT DECEMBER 31, 2012                                                 36,696,208
Changes From Operations:
   - Net investment income (loss)                                                 (196,089)
   - Net realized gain (loss) on investments                                       838,772
   - Net change in unrealized appreciation or depreciation on investments       10,973,336
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                   11,616,019
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            190,541
   - Contract withdrawals and transfers to annuity reserves                     (6,769,771)
   - Contract transfers                                                         (1,033,974)
                                                                             --------------
                                                                                (7,613,204)
   Annuity Reserves:
   - Annuity Payments                                                               (7,205)
   - Receipt (reimbursement) of mortality guarantee adjustments                         91
                                                                             --------------
                                                                                    (7,114)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (7,620,318)
                                                                             --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          3,995,701
                                                                             --------------
NET ASSETS AT DECEMBER 31, 2013                                              $  40,691,909
                                                                             ==============



See accompanying notes.

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                           OPPENHEIMER    PIMCO VIT             PUTNAM VT
                                                                           GLOBAL         COMMODITYREALRETURN   GLOBAL
                                                                           FUND/VA        STRATEGY              HEALTH CARE
                                                                           SERVICE CLASS  ADVISOR CLASS         CLASS IB
                                                                           SUBACCOUNT     SUBACCOUNT            SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $ 6,783,278       $ 14,298,970      $ 2,578,235
Changes From Operations:
   - Net investment income (loss)                                                71,060            131,364          (16,345)
   - Net realized gain (loss) on investments                                     96,194           (436,182)         293,847
   - Net change in unrealized appreciation or depreciation on investments     1,173,368            656,996          250,763
                                                                           -------------  --------------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                 1,340,622            352,178          528,265
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          80,390          1,315,164            9,589
   - Contract withdrawals and transfers to annuity reserves                    (324,039)        (2,169,871)        (501,591)
   - Contract transfers                                                        (282,052)           164,230        2,399,508
                                                                           -------------  --------------------  ------------
                                                                               (525,701)          (690,477)       1,907,506
Annuity Reserves:
   - Transfer from accumulation units                                                --                 --               --
   - Annuity Payments                                                                --             (4,213)              --
   - Receipt (reimbursement) of mortality guarantee adjustments                      --               (383)              --
                                                                           -------------  --------------------  ------------
                                                                                     --             (4,596)              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           (525,701)          (695,073)       1,907,506
                                                                           -------------  --------------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         814,921           (342,895)       2,435,771
                                                                           -------------  --------------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                               7,598,199         13,956,075        5,014,006
Changes From Operations:
   - Net investment income (loss)                                                16,981             14,302          (15,553)
   - Net realized gain (loss) on investments                                    311,799           (906,844)         790,367
   - Net change in unrealized appreciation or depreciation on investments     1,538,994         (1,405,139)         904,260
                                                                           -------------  --------------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                 1,867,774         (2,297,681)       1,679,074
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          89,646          1,705,251           35,616
   - Contract withdrawals and transfers to annuity reserves                    (412,350)        (1,403,815)        (452,943)
   - Contract transfers                                                        (350,640)           340,331       (2,219,931)
                                                                           -------------  --------------------  ------------
                                                                               (673,344)           641,767       (2,637,258)
   Annuity Reserves:
   - Annuity Payments                                                                --             (4,008)              --
   - Receipt (reimbursement) of mortality guarantee adjustments                      --                  4               --
                                                                           -------------  --------------------  ------------
                                                                                     --             (4,004)              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           (673,344)           637,763       (2,637,258)
                                                                           -------------  --------------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       1,194,430         (1,659,918)        (958,184)
                                                                           -------------  --------------------  ------------
NET ASSETS AT DECEMBER 31, 2013                                             $ 8,792,629       $ 12,296,157      $ 4,055,822
                                                                           =============  ====================  ============


                                                                           PUTNAM VT
                                                                           GROWTH &
                                                                           INCOME
                                                                           CLASS IB
                                                                           SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $ 1,384,436
Changes From Operations:
   - Net investment income (loss)                                                1,719
   - Net realized gain (loss) on investments                                   (62,401)
   - Net change in unrealized appreciation or depreciation on investments      279,900
                                                                           ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                  219,218
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         32,906
   - Contract withdrawals and transfers to annuity reserves                   (280,836)
   - Contract transfers                                                        (70,404)
                                                                           ------------
                                                                              (318,334)
Annuity Reserves:
   - Transfer from accumulation units                                               --
   - Annuity Payments                                                               --
   - Receipt (reimbursement) of mortality guarantee adjustments                     --
                                                                           ------------
                                                                                    --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (318,334)
                                                                           ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (99,116)
                                                                           ------------
NET ASSETS AT DECEMBER 31, 2012                                              1,285,320
Changes From Operations:
   - Net investment income (loss)                                               (1,285)
   - Net realized gain (loss) on investments                                    15,204
   - Net change in unrealized appreciation or depreciation on investments      412,000
                                                                           ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                  425,919
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         17,008
   - Contract withdrawals and transfers to annuity reserves                   (205,607)
   - Contract transfers                                                        222,274
                                                                           ------------
                                                                                33,675
   Annuity Reserves:
   - Annuity Payments                                                               --
   - Receipt (reimbursement) of mortality guarantee adjustments                     --
                                                                           ------------
                                                                                    --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            33,675
                                                                           ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        459,594
                                                                           ------------
NET ASSETS AT DECEMBER 31, 2013                                            $ 1,744,914
                                                                           ============



See accompanying notes.

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life Variable Annuity Account N (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on November 24, 1998, are part of the operations of the Company. The Variable Account consists of twenty-three products as follows:

-   Lincoln ChoicePlus     -   Lincoln ChoicePlus
-   Lincoln ChoicePlus     Assurance A Class
Access                     -   Lincoln ChoicePlus
-   Lincoln ChoicePlus     Assurance B Class
Bonus                      -   Lincoln ChoicePlus
-   Lincoln ChoicePlus II  Signature
-   Lincoln ChoicePlus II  -   Lincoln ChoicePlus
Access                     Rollover
-   Lincoln ChoicePlus II  -   Lincoln ChoicePlus
Advance                    Fusion
-   Lincoln ChoicePlus II  -   Lincoln Investment
Bonus                      Solutions
-   Lincoln ChoicePlus     -   Lincoln ChoicePlus
Design                     Assurance Series B
-   Lincoln ChoicePlus     Share
Assurance A Share          -   Lincoln ChoicePlus
-   Lincoln ChoicePlus     Assurance Series C
Assurance B Share          Share
-   Lincoln ChoicePlus     -   Lincoln ChoicePlus
Assurance Bonus            Assurance Series L
-   Lincoln ChoicePlus     Share
Assurance C Share          -   Lincoln ChoicePlus
-   Lincoln ChoicePlus     Assurance Prime
Assurance L Share


The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of two hundred thirty-seven available mutual funds (the Funds) of twenty-one diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Thematic Growth Class A Portfolio**
   ABVPSF Global Thematic Growth Class B Portfolio
   ABVPSF Growth and Income Class A Portfolio**
   ABVPSF Growth and Income Class B Portfolio**
   ABVPSF International Value Class A Portfolio**
   ABVPSF International Value Class B Portfolio
   ABVPSF Large Cap Growth Class B Portfolio
   ABVPSF Small/Mid Cap Value Class A Portfolio**
   ABVPSF Small/Mid Cap Value Class B Portfolio
American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Inflation Protection Class I Fund**
   American Century VP Inflation Protection Class II Fund**
American Funds Insurance Series (American Funds):
   American Funds Asset Allocation Class 1 Fund
   American Funds Blue Chip Income and Growth Class 1 Fund
   American Funds Bond Class 1 Fund
   American Funds Global Balanced Class 1 Fund
   American Funds Global Bond Class 1 Fund
   American Funds Global Growth Class 1 Fund
   American Funds Global Growth Class 2 Fund
   American Funds Global Growth and Income Class 1 Fund
   American Funds Global Small Capitalization Class 1 Fund
   American Funds Global Small Capitalization Class 2 Fund
   American Funds Growth Class 1 Fund
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 1 Fund
   American Funds Growth-Income Class 2 Fund
   American Funds High-Income Bond Class 1 Fund
   American Funds International Class 1 Fund
   American Funds International Class 2 Fund
   American Funds International Growth and Income Class 1 Fund
   American Funds Managed Risk Asset Allocation Class P1 Fund
   American Funds Managed Risk Asset Allocation Class P2 Fund**
   American Funds Managed Risk Blue Chip Income and Growth Class P1 Fund American Funds Managed Risk Growth Class P1 Fund

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

   American Funds Managed Risk Growth-Income Class P1 Fund
   American Funds Managed Risk International Class P1 Fund**
   American Funds Mortgage Class 1 Fund
   American Funds New World Class 1 Fund
   American Funds U.S. Government/AAA-Rated Securities Class 1 Fund BlackRock Variable Series Funds, Inc. (BlackRock):
   BlackRock Global Allocation V.I. Class I Fund
   BlackRock Global Allocation V.I. Class III Fund
Delaware VIP Trust (Delaware VIP):
   Delaware VIP Diversified Income Standard Class Series
   Delaware VIP Diversified Income Service Class Series
   Delaware VIP Emerging Markets Standard Class Series**
   Delaware VIP Emerging Markets Service Class Series
   Delaware VIP High Yield Standard Class Series
   Delaware VIP High Yield Service Class Series
   Delaware VIP International Value Equity Standard Class Series Delaware VIP Limited-Term Diversified Income Standard Class Series Delaware VIP Limited-Term Diversified Income Service Class Series Delaware VIP REIT Standard Class Series
   Delaware VIP REIT Service Class Series
   Delaware VIP Small Cap Value Standard Class Series
   Delaware VIP Small Cap Value Service Class Series
   Delaware VIP Smid Cap Growth Standard Class Series
   Delaware VIP Smid Cap Growth Service Class Series
   Delaware VIP U.S. Growth Standard Class Series**
   Delaware VIP U.S. Growth Service Class Series
   Delaware VIP Value Standard Class Series
   Delaware VIP Value Service Class Series
DWS Variable Series II (DWS):
   DWS Alternative Asset Allocation VIP Class A Portfolio
   DWS Alternative Asset Allocation VIP Class B Portfolio
DWS Investments VIT Funds (DWS):
   DWS Equity 500 Index VIP Class A Portfolio
   DWS Equity 500 Index VIP Class B Portfolio**
   DWS Small Cap Index VIP Class A Portfolio
   DWS Small Cap Index VIP Class B Portfolio**
Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Contrafund Initial Class Portfolio**
   Fidelity VIP Contrafund Service Class 2 Portfolio
   Fidelity VIP Equity-Income Initial Class Portfolio**
   Fidelity VIP Equity-Income Service Class 2 Portfolio**
   Fidelity VIP Growth Initial Class Portfolio
   Fidelity VIP Growth Service Class 2 Portfolio
   Fidelity VIP Mid Cap Initial Class Portfolio**
   Fidelity VIP Mid Cap Service Class 2 Portfolio
   Fidelity VIP Overseas Initial Class Portfolio**
   Fidelity VIP Overseas Service Class 2 Portfolio**
Franklin Templeton Variable Insurance Products Trust (FTVIPT):
   FTVIPT Franklin Income Securities Class 1 Fund**
   FTVIPT Franklin Income Securities Class 2 Fund
   FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund** FTVIPT Franklin Small-Mid Cap Growth Securities Class 2 Fund FTVIPT Mutual Shares Securities Class 1 Fund**
   FTVIPT Mutual Shares Securities Class 2 Fund
   FTVIPT Templeton Global Bond Securities Class 2 Fund
   FTVIPT Templeton Growth Securities Class 2 Fund
Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT):
   Goldman Sachs VIT Large Cap Value Service Class Fund
Hunting VA Funds:
   Huntington VA Balanced Fund
   Huntington VA Dividend Capture Fund
Invesco Variable Insurance Funds (Invesco V.I.):
   Invesco V.I. American Franchise Series I Fund
   Invesco V.I. American Franchise Series II Fund
   Invesco V.I. Core Equity Series I Fund
   Invesco V.I. Core Equity Series II Fund
   Invesco V.I. International Growth Series I Fund
   Invesco V.I. International Growth Series II Fund
Janus Aspen Series:
   Janus Aspen Balanced Service Class Portfolio
   Janus Aspen Enterprise Service Class Portfolio
   Janus Aspen Global Research Service Class Portfolio
Lincoln Variable Insurance Products Trust (LVIP)*:
   LVIP American Balanced Allocation Standard Class Fund
   LVIP American Global Growth Service Class II Fund
   LVIP American Global Small Capitalization Service Class II Fund LVIP American Growth Allocation Standard Class Fund
   LVIP American Growth Service Class II Fund
   LVIP American Growth-Income Service Class II Fund
   LVIP American Income Allocation Standard Class Fund
   LVIP American International Service Class II Fund
   LVIP American Preservation Standard Class Fund
   LVIP American Preservation Service Class Fund**
   LVIP Baron Growth Opportunities Standard Class Fund**
   LVIP Baron Growth Opportunities Service Class Fund
   LVIP BlackRock Emerging Markets RPM Standard Class Fund
   LVIP BlackRock Emerging Markets RPM Service Class Fund
   LVIP BlackRock Equity Dividend RPM Standard Class Fund
   LVIP BlackRock Equity Dividend RPM Service Class Fund

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

   LVIP BlackRock Global Allocation V.I. RPM Standard Class Fund
   LVIP BlackRock Global Allocation V.I. RPM Service Class Fund
   LVIP BlackRock Inflation Protected Bond Standard Class Fund
   LVIP BlackRock Inflation Protected Bond Service Class Fund
   LVIP Capital Growth Standard Class Fund**
   LVIP Capital Growth Service Class Fund
   LVIP Clarion Global Real Estate Standard Class Fund**
   LVIP Clarion Global Real Estate Service Class Fund
   LVIP Columbia Small-Mid Cap Growth RPM Standard Class Fund**
   LVIP Columbia Small-Mid Cap Growth RPM Service Class Fund
   LVIP Delaware Bond Standard Class Fund
   LVIP Delaware Bond Service Class Fund
   LVIP Delaware Diversified Floating Rate Standard Class Fund
   LVIP Delaware Diversified Floating Rate Service Class Fund
   LVIP Delaware Foundation Aggressive Allocation Standard Class Fund LVIP Delaware Foundation Aggressive Allocation Service Class Fund
   LVIP Delaware Foundation Conservative Allocation Standard Class Fund** LVIP Delaware Foundation Conservative Allocation Service Class Fund** LVIP Delaware Foundation Moderate Allocation Standard Class Fund** LVIP Delaware Foundation Moderate Allocation Service Class Fund**
   LVIP Delaware Growth and Income Standard Class Fund**
   LVIP Delaware Growth and Income Service Class Fund
   LVIP Delaware Social Awareness Standard Class Fund
   LVIP Delaware Social Awareness Service Class Fund
   LVIP Delaware Special Opportunities Standard Class Fund**
   LVIP Delaware Special Opportunities Service Class Fund
   LVIP Dimensional Non-U.S. Equity RPM Standard Class Fund
   LVIP Dimensional Non-U.S. Equity RPM Service Class Fund
   LVIP Dimensional U.S. Equity RPM Standard Class Fund
   LVIP Dimensional U.S. Equity RPM Service Class Fund
   LVIP Dimensional/Vanguard Total Bond Standard Class Fund
   LVIP Dimensional/Vanguard Total Bond Service Class Fund
   LVIP Global Income Standard Class Fund**
   LVIP Global Income Service Class Fund
   LVIP JPMorgan High Yield Standard Class Fund**
   LVIP JPMorgan High Yield Service Class Fund
   LVIP JPMorgan Mid Cap Value RPM Standard Class Fund**
   LVIP JPMorgan Mid Cap Value RPM Service Class Fund
   LVIP Managed Risk Profile 2010 Service Class Fund
   LVIP Managed Risk Profile 2020 Service Class Fund
   LVIP Managed Risk Profile 2030 Service Class Fund
   LVIP Managed Risk Profile 2040 Service Class Fund
   LVIP Managed Risk American Balanced Allocation Standard Class Fund LVIP Managed Risk American Growth Allocation Standard Class Fund
   LVIP Managed Risk Profile Conservative Standard Class Fund**
   LVIP Managed Risk Profile Conservative Service Class Fund
   LVIP Managed Risk Profile Growth Standard Class Fund
   LVIP Managed Risk Profile Growth Service Class Fund
   LVIP Managed Risk Profile Moderate Standard Class Fund
   LVIP Managed Risk Profile Moderate Service Class Fund
   LVIP MFS International Growth Standard Class Fund**
   LVIP MFS International Growth Service Class Fund
   LVIP MFS International Growth RPM Standard Class Fund**
   LVIP MFS International Growth RPM Service Class Fund
   LVIP MFS Value Standard Class Fund**
   LVIP MFS Value Service Class Fund
   LVIP Mid-Cap Value Standard Class Fund**
   LVIP Mid-Cap Value Service Class Fund
   LVIP Mondrian International Value Standard Class Fund
   LVIP Mondrian International Value Service Class Fund
   LVIP Money Market Standard Class Fund
   LVIP Money Market Service Class Fund
   LVIP SSgA Bond Index Standard Class Fund
   LVIP SSgA Bond Index Service Class Fund
   LVIP SSgA Conservative Index Allocation Standard Class Fund**
   LVIP SSgA Conservative Index Allocation Service Class Fund
   LVIP SSgA Conservative Structured Allocation Standard Class Fund** LVIP SSgA Conservative Structured Allocation Service Class Fund
   LVIP SSgA Developed International 150 Standard Class Fund
   LVIP SSgA Developed International 150 Service Class Fund
   LVIP SSgA Emerging Markets 100 Standard Class Fund
   LVIP SSgA Emerging Markets 100 Service Class Fund
   LVIP SSgA Global Tactical Allocation RPM Standard Class Fund
   LVIP SSgA Global Tactical Allocation RPM Service Class Fund

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

   LVIP SSgA International Index Standard Class Fund
   LVIP SSgA International Index Service Class Fund
   LVIP SSgA Large Cap 100 Standard Class Fund
   LVIP SSgA Large Cap 100 Service Class Fund
   LVIP SSgA Large Cap RPM Standard Class Fund
   LVIP SSgA Large Cap RPM Service Class Fund
   LVIP SSgA Moderate Index Allocation Standard Class Fund**
   LVIP SSgA Moderate Index Allocation Service Class Fund
   LVIP SSgA Moderate Structured Allocation Standard Class Fund**
   LVIP SSgA Moderate Structured Allocation Service Class Fund
   LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund** LVIP SSgA Moderately Aggressive Index Allocation Service Class Fund
   LVIP SSgA Moderately Aggressive Structured Allocation Standard Class
     Fund**
   LVIP SSgA Moderately Aggressive Structured Allocation Service Class Fund LVIP SSgA S&P 500 Index Standard Class Fund
   LVIP SSgA S&P 500 Index Service Class Fund
   LVIP SSgA Small-Cap Index Standard Class Fund
   LVIP SSgA Small-Cap Index Service Class Fund
   LVIP SSgA Small-Cap RPM Standard Class Fund
   LVIP SSgA Small-Cap RPM Service Class Fund
   LVIP SSgA Small-Mid Cap 200 Standard Class Fund
   LVIP SSgA Small-Mid Cap 200 Service Class Fund
   LVIP T. Rowe Price Growth Stock Standard Class Fund**
   LVIP T. Rowe Price Growth Stock Service Class Fund
   LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund
   LVIP T. Rowe Price Structured Mid-Cap Growth Service Class Fund
   LVIP Templeton Growth RPM Standard Class Fund**
   LVIP Templeton Growth RPM Service Class Fund
   LVIP UBS Large Cap Growth RPM Standard Class Fund
   LVIP UBS Large Cap Growth RPM Service Class Fund
   LVIP Vanguard Domestic Equity ETF Standard Class Fund
   LVIP Vanguard Domestic Equity ETF Service Class Fund
   LVIP Vanguard International Equity ETF Standard Class Fund
   LVIP Vanguard International Equity ETF Service Class Fund
   LVIP VIP Contrafund RPM Standard Class Fund
   LVIP VIP Contrafund RPM Service Class Fund
Lord Abbett Securities Trust (Lord Abbett):
   Lord Abbett Fundamental Equity Class VC Portfolio
MFS Variable Insurance Trust (MFS VIT):
   MFS VIT Core Equity Service Class Series
   MFS VIT Growth Initial Class Series
   MFS VIT Growth Service Class Series
   MFS VIT Total Return Initial Class Series
   MFS VIT Total Return Service Class Series**
   MFS VIT Utilities Initial Class Series
   MFS VIT Utilities Service Class Series
Morgan Stanley Universal Institutional Funds (Morgan Stanley UIF):
   Morgan Stanley UIF Capital Growth Class II Portfolio
Neuberger Berman Advisers Management Trust (NB AMT):
   NB AMT Mid Cap Growth I Class Portfolio**
   NB AMT Mid Cap Intrinsic Value I Class Portfolio
Oppenheimer Variable Account Funds (Oppenheimer):
   Oppenheimer Global Fund/VA Service Class
PIMCO Variable Insurance Trust (PIMCO VIT):
   PIMCO VIT CommodityRealReturn Strategy Administrative Class Portfolio** PIMCO VIT CommodityRealReturn Strategy Advisor Class Portfolio
Putnam Variable Trust (Putnam VT):
   Putnam VT Global Health Care Class IB Fund
   Putnam VT Growth & Income Class IB Fund

*  Denotes an affiliate of the Company
** Available fund with no money invested at December 31, 2013

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2013. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N
of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Mortality Table and an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state.



INVESTMENT FUND CHANGES: During 2012, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2012, the 2012 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2012:

American Funds Protected Asset Allocation Class P1 Fund            LVIP BlackRock Emerging Markets Index RPM Service Class Fund
American Funds Protected Asset Allocation Class P2 Fund            LVIP Delaware Foundation Conservative Allocation Standard Class
                                                                    Fund
Invesco Van Kampen V.I. American Franchise Series I Fund           LVIP Delaware Foundation Conservative Allocation Service Class
                                                                    Fund
Invesco Van Kampen V.I. American Franchise Series II Fund          LVIP Delaware Foundation Moderate Allocation Standard Class Fund
LVIP American Preservation Standard Class Fund                     LVIP Delaware Foundation Moderate Allocation Service Class Fund
LVIP American Preservation Service Class Fund                      LVIP Protected American Balanced Allocation Standard Class Fund
LVIP BlackRock Emerging Markets Index RPM Standard Class Fund      LVIP Protected American Growth Allocation Standard Class Fund

During 2012, the Invesco V.I. Capital Appreciation Series I Fund and the Invesco V.I. Capital Appreciation Series II Fund ceased to be available as investment options to Variable Account Contract owners.

Also during 2012, the following funds changed their names:


PREVIOUS FUND NAME                                                NEW FUND NAME
-----------------------------------------------------------------------------------------------------------------------------------
DWS Alternative Asset Allocation Plus VIP Class A Portfolio       DWS Alternative Asset Allocation VIP Class A Portfolio
DWS Alternative Asset Allocation Plus VIP Class B Portfolio       DWS Alternative Asset Allocation VIP Class B Portfolio
LVIP Wells Fargo Intrinsic Value Standard Class Fund              LVIP BlackRock Equity Dividend RPM Standard Class Fund
LVIP Wells Fargo Intrinsic Value Service Class Fund               LVIP BlackRock Equity Dividend RPM Service Class Fund
LVIP Cohen & Steers Global Real Estate Standard Class Fund        LVIP Clarion Global Real Estate Standard Class Fund
LVIP Cohen & Steers Global Real Estate Service Class Fund         LVIP Clarion Global Real Estate Service Class Fund
LVIP Turner Mid-Cap Growth Standard Class Fund                    LVIP Columbia Small-Mid Cap Growth RPM Standard Class Fund
LVIP Turner Mid-Cap Growth Service Class Fund                     LVIP Columbia Small-Mid Cap Growth RPM Service Class Fund
LVIP Columbia Value Opportunities Standard Class Fund             LVIP JPMorgan Mid Cap Value RPM Standard Class Fund
LVIP Columbia Value Opportunities Service Class Fund              LVIP JPMorgan Mid Cap Value RPM Service Class Fund
LVIP SSgA Global Tactical Allocation Standard Class Fund          LVIP SSgA Global Tactical Allocation RPM Standard Class Fund
LVIP SSgA Global Tactical Allocation Service Class Fund           LVIP SSgA Global Tactical Allocation RPM Service Class Fund
LVIP Templeton Growth Standard Class Fund                         LVIP Templeton Growth RPM Standard Class Fund
LVIP Templeton Growth Service Class Fund                          LVIP Templeton Growth RPM Service Class Fund
LVIP Janus Capital Appreciation Standard Class Fund               LVIP UBS Large Cap Growth RPM Standard Class Fund
LVIP Janus Capital Appreciation Service Class Fund                LVIP UBS Large Cap Growth RPM Service Class Fund
NB AMT Regency I Class Portfolio                                  NB AMT Mid Cap Intrinsic Value I Class Portfolio

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

During 2013, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2013, the 2013 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2013:

American Funds Managed Risk Blue Chip Income and Growth Class P1 Fund    LVIP MFS International Growth RPM Service Class Fund
American Funds Managed Risk Growth Class P1 Fund                         LVIP SSgA Large Cap RPM Standard Class Fund
American Funds Managed Risk Growth-Income Class P1 Fund                  LVIP SSgA Large Cap RPM Service Class Fund
American Funds Managed Risk International Class P1 Fund                  LVIP SSgA Small-Cap RPM Standard Class Fund
LVIP BlackRock Global Allocation V.I. RPM Standard Class Fund            LVIP SSgA Small-Cap RPM Service Class Fund
LVIP BlackRock Global Allocation V.I. RPM Service Class Fund             LVIP VIP Contrafund RPM Standard Class Fund
LVIP MFS International Growth RPM Standard Class Fund                    LVIP VIP Contrafund RPM Service Class Fund

Also during 2013, the following funds changed their names:


PREVIOUS FUND NAME                                                    NEW FUND NAME
------------------------------------------------------------------------------------------------------------------------------------
American Funds Protected Asset Allocation Class P1 Fund               American Funds Managed Risk Asset Allocation Class P1 Fund
American Funds Protected Asset Allocation Class P2 Fund               American Funds Managed Risk Asset Allocation Class P2 Fund
Invesco Van Kampen V.I. American Franchise Series I Fund              Invesco V.I. American Franchise Series I Fund
Invesco Van Kampen V.I. American Franchise Series II Fund             Invesco V.I. American Franchise Series II Fund
Janus Aspen Series Worldwide Service Class Portfolio                  Janus Aspen Series Global Research Service Class Portfolio
LVIP BlackRock Emerging Markets Index RPM Standard Class Fund         LVIP BlackRock Emerging Markets RPM Standard Class Fund
LVIP BlackRock Emerging Markets Index RPM Service Class Fund          LVIP BlackRock Emerging Markets RPM Service Class Fund
LVIP Dimensional Non-U.S. Equity Standard Class Fund                  LVIP Dimensional Non-U.S. Equity RPM Standard Class Fund
LVIP Dimensional Non-U.S. Equity Service Class Fund                   LVIP Dimensional Non-U.S. Equity RPM Service Class Fund
LVIP Dimensional U.S. Equity Standard Class Fund                      LVIP Dimensional U.S. Equity RPM Standard Class Fund
LVIP Dimensional U.S. Equity Service Class Fund                       LVIP Dimensional U.S. Equity RPM Service Class Fund
LVIP Protected Profile 2010 Service Class Fund                        LVIP Managed Risk Profile 2010 Service Class Fund
LVIP Protected Profile 2020 Service Class Fund                        LVIP Managed Risk Profile 2020 Service Class Fund
LVIP Protected Profile 2030 Service Class Fund                        LVIP Managed Risk Profile 2030 Service Class Fund
LVIP Protected Profile 2040 Service Class Fund                        LVIP Managed Risk Profile 2040 Service Class Fund
LVIP Protected American Balanced Allocation Standard Class Fund**     LVIP Managed American Balanced Allocation Standard Class
                                                                       Fund**
LVIP Protected American Growth Allocation Standard Class Fund**       LVIP Managed American Growth Allocation Standard Class Fund**
LVIP Protected Profile Conservative Standard Class Fund               LVIP Managed Risk Profile Conservative Standard Class Fund
LVIP Protected Profile Conservative Service Class Fund                LVIP Managed Risk Profile Conservative Service Class Fund
LVIP Protected Profile Growth Standard Class Fund                     LVIP Managed Risk Profile Growth Standard Class Fund
LVIP Protected Profile Growth Service Class Fund                      LVIP Managed Risk Profile Growth Service Class Fund
LVIP Protected Profile Moderate Standard Class Fund                   LVIP Managed Risk Profile Moderate Standard Class Fund
LVIP Protected Profile Moderate Service Class Fund                    LVIP Managed Risk Profile Moderate Service Class Fund
Oppenheimer Global Securities Service Class Fund/VA                   Oppenheimer Global Fund/VA Service Class

During 2013, the American Funds Global Discovery Class 1 Fund merged into the American Funds Global Growth Class 1 Fund.




2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The ranges of rates are as follows for the twenty-three contract types within the Variable
Account:

- Lincoln ChoicePlus at a daily rate of .0038356% to .0073973% (1.40% to 2.70% on an annual basis).
- Lincoln ChoicePlus Access at a daily rate of .0038356% to .0080822% (1.40% to 2.95% on an annual basis).
- Lincoln ChoicePlus Bonus at a daily rate of .0038356% to .0079452% (1.40% to 2.90% on an annual basis).
- Lincoln ChoicePlus II at a daily rate of .0035616% to .0073973% (1.30% to 2.70% on an annual basis).
- Lincoln ChoicePlus II Access at a daily rate of .0038356% to .0080822% (1.40% to 2.95% on an annual basis).
- Lincoln ChoicePlus II Advance at a daily rate of .0038356% to .0082192% (1.40% to 3.00% on an annual basis).
- Lincoln ChoicePlus II Bonus at a daily rate of .0038356% to .0079452% (1.40% to 2.90% on an annual basis).
- Lincoln ChoicePlus Design at a daily rate of .0030137% to .0084932% (1.10% to 3.10% on an annual basis).
- Lincoln ChoicePlus Assurance A Share at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis).

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

- Lincoln ChoicePlus Assurance B Share at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis).
- Lincoln ChoicePlus Assurance Bonus at a daily rate of .0038356% to .0083562% (1.40% to 3.05% on an annual basis).
- Lincoln ChoicePlus Assurance C Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis).
- Lincoln ChoicePlus Assurance L Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis).
- Lincoln ChoicePlus Assurance A Class at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis).
- Lincoln ChoicePlus Assurance B Class at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis).
- Lincoln ChoicePlus Signature at a daily rate of .0034247% to .0086301% (1.25% to 3.15% on an annual basis).
- Lincoln ChoicePlus Rollover at a daily rate of .0027397% to .0069863% (1.00% to 2.55% on an annual basis).
- Lincoln ChoicePlus Fusion at a daily rate of .0021918% to .0064384% (0.80% to 2.35% on an annual basis).
- Lincoln Investment Solutions at a daily rate of .0016438% to .0058904% (0.60% to 2.15% on an annual basis).
- Lincoln ChoicePlus Assurance Series B Share at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis).
- Lincoln ChoicePlus Assurance Series C Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis).
- Lincoln ChoicePlus Assurance Series L Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis).
- Lincoln ChoicePlus Assurance (Prime) at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis).

In addition, $258,512,077 and $190,598,899 was retained by the Company for contract charges and surrender charges during 2013 and 2012, respectively.

For the Lincoln ChoicePlus Assurance A Share and Lincoln ChoicePlus Assurance A Class products, a front-end load or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. For the Lincoln ChoicePlus Fusion product, a premium based charge or sales charge is applied on a quarterly basis over a seven year period as a percentage (.175% maximum per quarter) of all purchase payments received. For the years ending December 31, 2013 and 2012, sales charges amounted to $5,115,035 and $4,394,985, respectively.

The Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.




3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2013, follows:


                                    MINIMUM     MAXIMUM     MINIMUM     MAXIMUM                                     MINIMUM
                    COMMENCEMENT    FEE         FEE         UNIT        UNIT        UNITS                           TOTAL
SUBACCOUNT   YEAR   DATE(1)         RATE(2)     RATE(2)     VALUE(3)    VALUE(3)    OUTSTANDING         NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS B
             2013                      0.65%       2.95%      $  4.72      $ 18.57    3,028,771  $     30,284,841     19.36%
             2012                      0.65%       2.95%         3.91        15.39    2,753,447        24,004,879      9.95%
             2011                      0.65%       2.95%         3.51        13.84    2,984,851        22,863,398    -25.57%
             2010                      0.65%       2.85%         4.67        18.41    3,004,150        29,512,963     15.25%
             2009                      0.65%       2.85%         4.01        15.82    3,372,425        27,481,352     48.84%
ABVPSF GROWTH AND INCOME CLASS B
             2013                      0.00%       0.00%           --           --           --                --      0.00%
             2012                      0.65%       3.15%         9.81        16.81   11,502,329       150,854,074     13.84%
             2011                      0.65%       2.95%         8.60        14.60   12,608,426       144,047,406      3.09%
             2010                      0.65%       2.85%         8.35        14.03   13,986,390       153,878,947      9.63%
             2009                      0.65%       2.85%         7.47        12.67   14,537,403       145,245,860     16.97%
ABVPSF INTERNATIONAL VALUE CLASS B
             2013                      1.30%       1.30%         8.45         8.45           15               128     21.14%
             2012                      0.65%       3.20%         6.05        10.98   28,812,602       197,847,060     10.60%
             2011                      0.65%       3.20%         5.66         9.26   30,051,265       182,677,468    -21.75%
             2010                      0.65%       2.90%         7.10         7.81   23,913,577       177,374,151      1.37%
             2009                      0.65%       2.85%         6.88         7.58   16,087,503       116,859,013     30.58%


                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS B
             2013     22.13%        0.02%
             2012     12.51%        0.00%
             2011    -23.91%        0.34%
             2010     17.81%        2.00%
             2009     52.12%        0.00%
ABVPSF GROWTH AND INCOME CLASS B
             2013      0.00%        1.48%
             2012     16.49%        1.33%
             2011      5.38%        1.10%
             2010     12.07%        0.00%
             2009     19.57%        3.54%
ABVPSF INTERNATIONAL VALUE CLASS B
             2013     21.14%        2.73%
             2012     13.45%        1.39%
             2011    -19.96%        4.21%
             2010      3.62%        3.08%
             2009     33.49%        1.14%

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N


                                          MINIMUM     MAXIMUM     MINIMUM     MAXIMUM                                     MINIMUM
                    COMMENCEMENT          FEE         FEE         UNIT        UNIT        UNITS                           TOTAL
SUBACCOUNT   YEAR   DATE(1)               RATE(2)     RATE(2)     VALUE(3)    VALUE(3)    OUTSTANDING         NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF LARGE CAP GROWTH CLASS B
             2013                            1.30%       2.80%      $  8.44      $ 19.82      909,766  $     10,154,434     33.22%
             2012                            1.30%       2.80%         6.27        14.65    1,054,995         8,789,778     13.10%
             2011                            1.30%       2.65%         5.50        12.77    1,335,065         9,727,179     -5.80%
             2010                            1.30%       2.65%         5.79        13.38    1,688,466        12,963,373      6.96%
             2009                            1.30%       2.65%         5.37        12.34    2,076,002        14,747,140     33.52%
ABVPSF SMALL/MID CAP VALUE CLASS B
             2013                            0.65%       3.20%        14.64        33.83    8,139,879       205,119,410     33.30%
             2012                            0.65%       3.20%        11.00        25.04    7,832,184       143,146,719     14.80%
             2011                            0.65%       3.15%        10.09        21.53    8,277,391       131,094,788    -11.19%
             2010                            0.65%       2.85%        11.45        24.00    8,248,951       150,623,922     23.04%
             2009                            0.65%       2.85%         9.13        19.31    7,108,955       104,160,839     38.65%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS II
             2013                            0.00%       0.00%           --           --           --                --      0.00%
             2012                            0.65%       3.15%        11.15        14.52   34,203,692       473,044,643      4.06%
             2011                            0.65%       3.15%        11.72        13.70   36,648,252       480,337,366      8.61%
             2010                            0.65%       2.85%        10.79        12.42   41,433,338       494,227,301      2.15%
             2009                            0.65%       2.85%        10.56        11.97   33,469,110       387,360,324      7.14%
AMERICAN FUNDS ASSET ALLOCATION CLASS 1
             2013                5/28/13     0.90%       1.95%        13.21        13.58       44,228           597,313      8.28%
AMERICAN FUNDS BLUE CHIP INCOME AND GROWTH CLASS 1
             2013                            0.60%       1.90%        13.70        14.18       69,801           971,653     30.75%
             2012                3/1/12      0.60%       1.90%        10.48        10.70       51,725           545,963      1.54%
AMERICAN FUNDS BOND CLASS 1
             2013                            0.60%       1.90%        10.27        10.57       78,093           818,840     -3.54%
             2012                5/31/12     0.60%       1.70%        10.65        10.84        9,154            97,818      0.67%
AMERICAN FUNDS GLOBAL BALANCED CLASS 1
             2013                            0.60%       1.70%        12.06        12.07       19,898           236,081     11.84%
             2012                5/31/12     0.60%       0.65%        10.78        10.79        2,753            29,698     10.94%
AMERICAN FUNDS GLOBAL BOND CLASS 1
             2013                            0.60%       2.15%        10.06        10.35      107,161         1,097,950     -4.05%
             2012                3/26/12     0.60%       1.70%        10.48        10.67       27,264           289,169     -0.10%
AMERICAN FUNDS GLOBAL DISCOVERY CLASS 1
             2013                            0.00%       0.00%           --           --           --                --      0.00%
             2012                7/18/12     0.65%       0.65%        10.54        10.54        2,542            26,800      8.58%
AMERICAN FUNDS GLOBAL GROWTH CLASS 1
             2013                            0.65%       1.65%        20.38        20.38        9,962           180,670     28.67%
             2012               12/17/12     0.65%       0.65%        15.84        15.84          477             7,558      0.77%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
             2013                            0.65%       3.15%        13.53        22.40   16,531,915       328,814,702     25.17%
             2012                            0.65%       3.15%        10.81        17.56   18,726,406       294,366,132     18.76%
             2011                            0.65%       3.15%         9.76        14.52   21,166,368       277,693,041    -11.45%
             2010                            0.65%       2.85%        11.02        16.14   22,438,581       331,309,961      8.61%
             2009                            0.65%       2.85%        10.07        14.63   20,566,657       279,623,028     38.31%
AMERICAN FUNDS GLOBAL GROWTH AND INCOME CLASS 1
             2013                5/31/13     0.60%       1.90%        12.68        13.12       13,187           169,168      3.15%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 1
             2013                3/18/13     0.60%       1.90%        12.07        19.90        9,572           171,321      3.23%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
             2013                            0.65%       3.15%        11.51        33.99   25,652,712       468,775,881     24.30%
             2012                            0.65%       3.15%         9.26        26.99   28,256,850       412,911,878     14.52%
             2011                            0.65%       3.15%         8.88        23.26   27,803,290       361,902,049    -21.42%
             2010                            0.65%       2.85%        11.10        29.31   23,033,389       405,935,380     18.98%
             2009                            0.65%       2.85%         9.16        24.39   18,454,035       288,154,824     56.77%
AMERICAN FUNDS GROWTH CLASS 1
             2013                            0.60%       2.15%        20.43        21.43       95,918         1,854,888     28.24%
             2012                7/18/12     0.65%       1.70%        15.93        16.54       11,356           181,628      6.66%



                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF LARGE CAP GROWTH CLASS B
             2013     35.23%        0.00%
             2012     14.72%        0.03%
             2011     -4.52%        0.09%
             2010      8.41%        0.27%
             2009     35.33%        0.00%
ABVPSF SMALL/MID CAP VALUE CLASS B
             2013     36.74%        0.44%
             2012     17.70%        0.29%
             2011     -9.21%        0.25%
             2010     25.77%        0.27%
             2009     41.73%        0.88%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS II
             2013      0.00%        0.66%
             2012      6.69%        2.41%
             2011     11.02%        4.01%
             2010      4.42%        1.65%
             2009      9.52%        1.88%
AMERICAN FUNDS ASSET ALLOCATION CLASS 1
             2013      8.96%        1.64%
AMERICAN FUNDS BLUE CHIP INCOME AND GROWTH CLASS 1
             2013     32.46%        2.55%
             2012      8.47%        2.91%
AMERICAN FUNDS BOND CLASS 1
             2013     -2.47%        4.51%
             2012      2.23%        3.29%
AMERICAN FUNDS GLOBAL BALANCED CLASS 1
             2013     11.89%        3.54%
             2012     12.34%        2.52%
AMERICAN FUNDS GLOBAL BOND CLASS 1
             2013     -2.99%        0.00%
             2012      3.57%        4.08%
AMERICAN FUNDS GLOBAL DISCOVERY CLASS 1
             2013      0.00%        0.49%
             2012      8.58%        1.04%
AMERICAN FUNDS GLOBAL GROWTH CLASS 1
             2013     28.67%        2.64%
             2012      0.77%        0.61%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
             2013     28.34%        1.22%
             2012     21.77%        0.88%
             2011     -9.48%        1.29%
             2010     11.02%        1.54%
             2009     41.38%        1.42%
AMERICAN FUNDS GLOBAL GROWTH AND INCOME CLASS 1
             2013     11.86%        7.06%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 1
             2013     18.71%        0.36%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
             2013     27.45%        0.86%
             2012     17.41%        1.34%
             2011    -19.67%        1.32%
             2010     21.62%        1.76%
             2009     60.25%        0.28%
AMERICAN FUNDS GROWTH CLASS 1
             2013     29.59%        2.17%
             2012      8.59%        0.86%


LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N


                                          MINIMUM     MAXIMUM     MINIMUM     MAXIMUM                                      MINIMUM
                    COMMENCEMENT          FEE         FEE         UNIT        UNIT         UNITS                           TOTAL
SUBACCOUNT   YEAR   DATE(1)               RATE(2)     RATE(2)     VALUE(3)    VALUE(3)     OUTSTANDING         NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH CLASS 2
             2013                            0.60%       3.20%      $ 13.22      $ 26.12    88,916,417  $  1,713,280,045     26.01%
             2012                            0.65%       3.20%        10.35        20.46   104,648,159     1,577,540,044     14.24%
             2011                            0.65%       3.15%         8.94        17.67   122,382,686     1,598,331,081     -6.97%
             2010                            0.65%       2.85%         9.51        18.81   139,384,213     1,945,075,727     15.35%
             2009                            0.65%       2.85%         8.16        16.14   143,144,088     1,713,386,575     35.49%
AMERICAN FUNDS GROWTH-INCOME CLASS 1
             2013                            0.60%       1.90%        20.84        20.84        42,509           857,590     32.95%
             2012               12/17/12     0.65%       0.65%        15.68        15.68           480             7,525      0.14%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
             2013                            0.60%       3.20%        13.13        23.23   123,574,320     2,169,089,785     29.30%
             2012                            0.60%       3.20%        10.11        17.73   141,043,265     1,889,206,205     13.84%
             2011                            0.60%       3.15%         8.84        15.37   152,637,821     1,782,292,860     -4.59%
             2010                            0.60%       2.85%         9.19        15.95   160,676,140     1,965,743,078      8.30%
             2009                            0.65%       2.85%         8.34        14.58   154,732,127     1,766,480,965     27.55%
AMERICAN FUNDS HIGH-INCOME BOND CLASS 1
             2013                            0.60%       1.90%        11.19        11.58        30,666           350,547      4.88%
             2012                3/26/12     0.60%       1.90%        10.67        10.90        15,785           170,366      0.25%
AMERICAN FUNDS INTERNATIONAL CLASS 1
             2013                            0.60%       1.70%        15.83        15.83        28,752           466,616     19.85%
             2012                8/7/12      1.70%       1.70%        13.21        13.21        12,512           165,249      8.46%
AMERICAN FUNDS INTERNATIONAL CLASS 2
             2013                            0.65%       3.15%        11.34        27.16    44,360,488       778,437,194     17.86%
             2012                            0.65%       3.15%         9.62        22.75    46,582,914       700,805,428     14.25%
             2011                            0.65%       3.15%         8.52        19.65    46,345,677       622,060,997    -16.39%
             2010                            0.65%       2.85%        10.06        23.27    47,415,131       763,935,853      4.22%
             2009                            0.65%       2.85%         9.52        22.11    45,438,851       690,446,358     39.05%
AMERICAN FUNDS INTERNATIONAL GROWTH AND INCOME CLASS 1
             2013                3/18/13     0.60%       2.15%        11.63        12.11        68,436           818,062      2.18%
AMERICAN FUNDS MANAGED RISK ASSET ALLOCATION CLASS P1
             2013                5/20/13     0.65%       0.65%        12.28        12.28        31,059           381,308      7.24%
AMERICAN FUNDS MANAGED RISK BLUE CHIP INCOME AND GROWTH CLASS P1
             2013                9/9/13      0.60%       0.60%        10.96        10.96         1,111            12,177      9.23%
AMERICAN FUNDS MANAGED RISK GROWTH CLASS P1
             2013               11/14/13     1.70%       1.70%        11.04        11.04         4,637            51,202      3.51%
AMERICAN FUNDS MANAGED RISK GROWTH-INCOME CLASS P1
             2013               12/16/13     0.65%       0.65%        11.24        11.24           558             6,275      3.40%
AMERICAN FUNDS MORTGAGE CLASS 1
             2013                            0.65%       1.90%        10.01        10.34        31,044           314,793     -3.26%
             2012                6/22/12     0.65%       1.90%        10.35        10.56        14,108           147,411     -0.50%
AMERICAN FUNDS NEW WORLD CLASS 1
             2013                            0.60%       2.15%        10.76        11.12        62,079           681,495      9.56%
             2012                6/22/12     0.65%       1.90%         9.82        10.03         2,740            27,382     15.20%
AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED SECURITIES CLASS 1
             2013                            0.60%       1.90%         9.99        10.33        26,690           270,577     -4.70%
             2012                5/31/12     0.60%       1.90%        10.48        10.70         6,133            64,936     -0.37%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
             2013                            0.60%       1.90%        15.10        15.30        61,891           937,866     13.73%
             2012                9/4/12      0.60%       0.90%        13.28        13.41         5,032            67,220     -0.04%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS III
             2013                            0.60%       3.20%        11.26        15.13    97,802,754     1,396,151,367     10.81%
             2012                            0.60%       3.20%        10.16        13.30    99,634,318     1,265,422,400      6.51%
             2011                            0.60%       3.20%        10.23        12.17    88,294,663     1,039,089,031     -6.40%
             2010                            0.60%       2.90%        12.25        12.69    49,546,291       617,625,604      6.68%
             2009                6/30/09     0.65%       2.85%        11.48        11.64    17,623,448       203,695,578      1.44%
DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
             2013                            0.60%       2.15%        14.05        14.05        43,579           563,170     -1.90%
             2012               12/14/12     0.65%       0.65%        14.32        14.32         4,298            61,548      0.06%


                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH CLASS 2
             2013     29.26%        0.91%
             2012     17.13%        0.76%
             2011     -4.90%        0.60%
             2010     17.91%        0.73%
             2009     38.51%        0.69%
AMERICAN FUNDS GROWTH-INCOME CLASS 1
             2013     32.95%        4.20%
             2012      0.14%        0.87%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
             2013     32.71%        1.32%
             2012     16.78%        1.59%
             2011     -2.42%        1.54%
             2010     10.70%        1.51%
             2009     30.39%        1.70%
AMERICAN FUNDS HIGH-INCOME BOND CLASS 1
             2013      6.26%        9.56%
             2012      7.13%       15.17%
AMERICAN FUNDS INTERNATIONAL CLASS 1
             2013     19.85%        2.40%
             2012      8.46%        1.63%
AMERICAN FUNDS INTERNATIONAL CLASS 2
             2013     20.85%        1.36%
             2012     17.14%        1.49%
             2011    -14.52%        1.76%
             2010      6.54%        2.09%
             2009     42.15%        1.49%
AMERICAN FUNDS INTERNATIONAL GROWTH AND INCOME CLASS 1
             2013     14.51%        5.76%
AMERICAN FUNDS MANAGED RISK ASSET ALLOCATION CLASS P1
             2013      7.24%        2.06%
AMERICAN FUNDS MANAGED RISK BLUE CHIP INCOME AND GROWTH CLASS P1
             2013      9.23%        1.52%
AMERICAN FUNDS MANAGED RISK GROWTH CLASS P1
             2013      3.51%        0.65%
AMERICAN FUNDS MANAGED RISK GROWTH-INCOME CLASS P1
             2013      3.40%        0.98%
AMERICAN FUNDS MORTGAGE CLASS 1
             2013     -2.05%        1.29%
             2012      0.49%        0.80%
AMERICAN FUNDS NEW WORLD CLASS 1
             2013     10.94%        3.86%
             2012     16.03%        1.74%
AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED SECURITIES CLASS 1
             2013     -3.45%        1.34%
             2012      0.30%        1.57%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
             2013     14.07%        2.74%
             2012      3.55%        4.39%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS III
             2013     13.73%        1.06%
             2012      9.31%        1.54%
             2011     -4.22%        2.89%
             2010      9.05%        1.72%
             2009     15.58%        2.31%
DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
             2013     -1.90%        0.88%
             2012      0.06%        0.00%

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N


                                          MINIMUM     MAXIMUM     MINIMUM     MAXIMUM                                      MINIMUM
                    COMMENCEMENT          FEE         FEE         UNIT        UNIT         UNITS                           TOTAL
SUBACCOUNT   YEAR   DATE(1)               RATE(2)     RATE(2)     VALUE(3)    VALUE(3)     OUTSTANDING         NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP DIVERSIFIED INCOME SERVICE CLASS
             2013                            0.60%       3.20%      $ 10.08      $ 16.18    96,298,898  $  1,420,559,454     -4.53%
             2012                            0.65%       3.20%        10.57        16.62    91,557,117     1,400,398,415      3.56%
             2011                            0.65%       3.15%        10.28        15.76    81,034,287     1,190,826,571      3.12%
             2010                            0.65%       2.90%        12.70        15.04    69,940,824       998,422,247      4.84%
             2009                            0.65%       2.85%        12.11        14.12    52,883,597       715,222,239     23.10%
DELAWARE VIP EMERGING MARKETS SERVICE CLASS
             2013                            0.60%       3.20%         9.54        49.49    18,654,260       366,304,797      6.40%
             2012                            0.65%       3.20%         8.96        45.89    19,252,075       349,984,488     10.59%
             2011                            0.65%       3.20%         8.67        40.94    18,913,750       308,378,797    -22.25%
             2010                            0.65%       2.85%        11.14        52.13    14,644,887       312,915,951     14.89%
             2009                            0.65%       2.85%         9.92        44.92    11,762,070       223,132,089     72.68%
DELAWARE VIP HIGH YIELD STANDARD CLASS
             2013                            1.40%       2.35%        19.44        26.46       259,899         5,122,924      6.68%
             2012                            1.40%       2.35%        18.05        24.75       557,596        10,126,647     15.09%
             2011                            1.40%       2.35%        15.54        21.46       334,426         5,252,890      0.00%
             2010                            1.40%       2.35%        15.39        21.42       750,316        11,622,616     12.64%
             2009                            1.40%       2.35%        13.53        18.98       574,400         7,859,946     45.52%
DELAWARE VIP HIGH YIELD SERVICE CLASS
             2013                            0.65%       3.15%        11.92        26.67    10,902,384       224,761,227      5.60%
             2012                            0.65%       3.15%        11.29        24.93    12,959,675       248,978,115     13.72%
             2011                            0.65%       3.15%        12.41        21.64    14,588,017       243,741,485     -0.55%
             2010                            0.65%       2.85%        12.47        21.54    19,118,188       319,535,835     11.69%
             2009                            0.65%       2.85%        11.14        19.10    17,730,626       265,885,036     44.48%
DELAWARE VIP INTERNATIONAL VALUE EQUITY STANDARD CLASS
             2013                            1.40%       2.15%        19.95        22.16        10,844           217,780     20.18%
             2012                            1.40%       2.15%        16.48        18.44        12,932           214,482     12.75%
             2011                            1.40%       2.15%        14.50        16.35        15,242           222,522    -16.26%
             2010                            1.40%       2.15%        17.19        19.53        19,350           334,606      8.57%
             2009                            1.40%       2.15%        15.72        17.99        23,655           373,841     31.86%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME STANDARD CLASS
             2013                            0.60%       2.15%         9.83        11.41        86,433           902,812     -2.92%
             2012                6/22/12     0.60%       1.90%        10.13        11.60         6,886            76,979     -0.28%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME SERVICE CLASS
             2013                            0.60%       3.20%         9.36        12.15   114,924,314     1,296,360,971     -4.43%
             2012                            0.60%       3.20%         9.80        12.39    94,626,180     1,098,789,192     -0.66%
             2011                            0.60%       3.15%        10.27        12.15    78,519,076       911,377,732     -0.32%
             2010                            0.60%       2.85%        10.84        11.90    56,532,719       658,386,518      1.36%
             2009                            0.65%       2.85%        10.72        11.51    32,029,490       362,100,137      9.48%
DELAWARE VIP REIT STANDARD CLASS
             2013                            1.40%       2.35%        24.00        34.63       126,712         4,258,904     -0.23%
             2012                            1.40%       2.35%        24.06        34.38       130,450         4,355,745     14.23%
             2011                            1.40%       2.35%        21.06        29.81       160,337         4,660,435      8.38%
             2010                            1.40%       2.35%        19.43        27.25       200,164         5,329,560     24.04%
             2009                            1.40%       2.35%        15.67        21.76       234,742         4,993,625     20.45%
DELAWARE VIP REIT SERVICE CLASS
             2013                            0.60%       3.20%        10.27        28.62     7,541,026       140,346,986     -1.29%
             2012                            0.65%       3.20%        10.24        28.47     8,020,243       151,073,344     12.99%
             2011                            0.65%       3.15%         8.93        24.76     7,381,989       124,874,170      7.51%
             2010                            0.65%       2.85%         8.46        22.70     6,696,391       110,546,563     23.06%
             2009                            0.65%       2.85%         7.55        18.18     6,492,661        89,686,763     19.77%
DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
             2013                            1.40%       2.35%        30.95        37.91       213,991         8,057,362     30.41%
             2012                            1.40%       2.35%        23.73        28.80       248,520         7,108,831     11.26%
             2011                            1.40%       2.35%        21.33        25.64       295,505         7,526,918     -3.63%
             2010                            1.40%       2.35%        22.13        26.35       363,786         9,531,790     29.20%
             2009                            1.40%       2.35%        17.13        20.20       442,151         8,885,188     28.77%



                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP DIVERSIFIED INCOME SERVICE CLASS
             2013     -2.06%        2.15%
             2012      6.18%        2.94%
             2011      5.47%        3.88%
             2010      7.17%        4.24%
             2009     25.84%        5.14%
DELAWARE VIP EMERGING MARKETS SERVICE CLASS
             2013      9.15%        1.47%
             2012     13.45%        0.75%
             2011    -20.52%        1.58%
             2010     17.44%        0.57%
             2009     76.52%        0.94%
DELAWARE VIP HIGH YIELD STANDARD CLASS
             2013      7.70%       10.17%
             2012     16.19%        6.04%
             2011      0.96%        7.91%
             2010     13.72%        6.76%
             2009     46.90%        9.42%
DELAWARE VIP HIGH YIELD SERVICE CLASS
             2013      8.27%        7.38%
             2012     16.59%        8.61%
             2011      1.67%        8.92%
             2010     14.17%        7.33%
             2009     47.69%        7.18%
DELAWARE VIP INTERNATIONAL VALUE EQUITY STANDARD CLASS
             2013     21.08%        1.56%
             2012     13.60%        2.57%
             2011    -15.63%        1.26%
             2010      9.38%        3.98%
             2009     32.86%        3.47%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME STANDARD CLASS
             2013     -1.65%        1.42%
             2012      0.46%        0.91%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME SERVICE CLASS
             2013     -1.92%        1.28%
             2012      1.91%        1.43%
             2011      1.94%        1.62%
             2010      3.62%        2.03%
             2009     11.86%        3.33%
DELAWARE VIP REIT STANDARD CLASS
             2013      0.72%        1.53%
             2012     15.32%        1.60%
             2011      9.42%        1.62%
             2010     25.22%        2.80%
             2009     21.60%        4.94%
DELAWARE VIP REIT SERVICE CLASS
             2013      1.26%        1.31%
             2012     15.85%        1.26%
             2011      9.90%        1.34%
             2010     25.79%        2.55%
             2009     21.89%        4.61%
DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
             2013     31.65%        0.74%
             2012     12.32%        0.60%
             2011     -2.70%        0.52%
             2010     30.43%        0.65%
             2009     30.00%        1.04%


LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N


                                          MINIMUM     MAXIMUM     MINIMUM     MAXIMUM                                     MINIMUM
                    COMMENCEMENT          FEE         FEE         UNIT        UNIT        UNITS                           TOTAL
SUBACCOUNT   YEAR   DATE(1)               RATE(2)     RATE(2)     VALUE(3)    VALUE(3)    OUTSTANDING         NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP SMALL CAP VALUE SERVICE CLASS
             2013                            0.65%       3.20%      $ 14.66      $ 38.03   15,896,125  $    372,923,143     28.98%
             2012                            0.65%       3.20%        11.36        28.96   18,110,280       325,403,913     10.06%
             2011                            0.65%       3.20%        10.75        25.85   20,004,931       323,498,204     -4.36%
             2010                            0.65%       2.85%        11.62        26.63   17,716,673       309,429,689     28.21%
             2009                            0.65%       2.85%         8.93        20.47   17,867,130       247,088,668     27.87%
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
             2013                            1.40%       2.35%        27.58        34.81      271,774         9,429,179     38.05%
             2012                            1.40%       2.35%        19.83        24.98      312,966         7,799,343      8.44%
             2011                            1.40%       2.35%        18.15        22.82      374,688         8,532,844      5.62%
             2010               10/8/10      1.40%       2.35%        17.06        21.40      442,067         9,442,351     13.16%
DELAWARE VIP SMID CAP GROWTH SERVICE CLASS
             2013                            0.65%       3.15%        14.85        32.18    7,136,137       169,924,221     36.61%
             2012                            0.65%       3.15%        10.72        23.25    7,728,235       132,109,834      7.28%
             2011                            0.65%       3.15%         9.86        21.00    7,446,364       115,611,592      4.92%
             2010               10/8/10      0.65%       2.80%         9.31        19.87    5,869,618        84,963,927     12.98%
DELAWARE VIP TREND STANDARD CLASS
             2009                            1.40%       2.35%        12.64        15.83      531,817         8,405,150     51.13%
DELAWARE VIP TREND SERVICE CLASS
             2009                            0.65%       2.80%         6.93        14.84    6,221,993        66,463,438     50.11%
DELAWARE VIP U.S. GROWTH SERVICE CLASS
             2013                            0.65%       3.15%        14.89        21.51   19,086,029       335,409,773     30.28%
             2012                            0.65%       3.15%        11.39        16.29   20,861,489       276,129,824     12.53%
             2011                            0.65%       3.00%        10.11        14.31   20,137,700       232,573,464      4.48%
             2010                            0.65%       2.85%         9.68        13.56   11,708,708       124,714,441     10.35%
             2009                            0.65%       2.85%         8.77        12.17    6,365,710        62,326,594     38.93%
DELAWARE VIP VALUE STANDARD CLASS
             2013                            1.40%       2.35%        19.73        25.08      370,671         7,405,602     30.59%
             2012                            1.40%       2.35%        14.97        19.11      379,166         5,735,340     12.07%
             2011                            1.40%       2.35%        13.23        16.97      434,858         5,811,505      6.99%
             2010                            1.40%       2.35%        12.25        15.78      508,244         6,281,230     12.94%
             2009                            1.40%       2.35%        10.74        13.90      559,770         6,065,594     15.22%
DELAWARE VIP VALUE SERVICE CLASS
             2013                            0.65%       3.20%        13.30        24.42   13,475,411       250,120,711     29.18%
             2012                            0.65%       3.20%        10.14        18.65   13,064,224       184,513,961     10.83%
             2011                            0.65%       3.20%         9.01        16.30   12,147,550       154,062,662      6.19%
             2010                            0.65%       2.85%         8.38        15.22   10,530,555       125,406,966     12.09%
             2009                            0.75%       2.85%         7.39        13.47   11,033,921       117,051,364     14.35%
DWS ALTERNATIVE ASSET ALLOCATION VIP CLASS A
             2013                            0.60%       2.15%        10.25        13.67       52,526           637,444     -0.97%
             2012                6/22/12     0.60%       1.90%        10.35        13.62        3,133            41,178      0.20%
DWS ALTERNATIVE ASSET ALLOCATION VIP CLASS B
             2013                            0.65%       3.20%         9.76        13.67    4,140,319        52,997,930     -2.42%
             2012                            0.65%       3.20%        10.00        13.77    3,782,943        48,887,063      5.92%
             2011                            0.65%       3.20%        11.72        12.77    3,156,835        37,965,035     -5.79%
             2010                            0.65%       2.80%        12.44        13.38    1,476,223        18,687,740      9.05%
             2009                7/7/09      0.65%       2.80%        11.41        12.10      285,305         3,278,794     -0.10%
DWS EQUITY 500 INDEX VIP CLASS A
             2013                            1.30%       2.65%        12.39        21.14      540,134         8,249,499     28.48%
             2012                            1.30%       2.65%         9.56        16.82    1,573,706        18,587,414     12.67%
             2011                            1.30%       2.65%         8.41        14.81    1,765,361        18,412,219     -0.83%
             2010                            1.30%       2.65%         8.41        14.81    2,369,761        24,773,760     11.71%
             2009                            1.30%       2.65%         7.47        13.15    2,778,210        25,482,492     23.02%
DWS EQUITY 500 INDEX VIP CLASS B
             2013                            0.00%       0.00%           --           --           --                --      0.00%
             2012                            1.15%       3.05%        10.90        15.77    1,745,099        24,431,454     12.23%
             2011                            1.15%       2.80%         9.71        13.84    2,068,470        25,866,328     -1.30%
             2010                            1.15%       2.80%         9.84        13.83    2,867,522        35,007,227     11.36%
             2009                            1.15%       2.80%         8.76        12.24    3,130,133        33,955,820     22.55%


                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP SMALL CAP VALUE SERVICE CLASS
             2013     32.31%        0.52%
             2012     12.90%        0.35%
             2011     -2.23%        0.28%
             2010     31.06%        0.46%
             2009     30.72%        0.71%
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
             2013     39.36%        0.03%
             2012      9.48%        0.24%
             2011      6.63%        0.98%
             2010     13.41%        0.00%
DELAWARE VIP SMID CAP GROWTH SERVICE CLASS
             2013     40.06%        0.00%
             2012      9.99%        0.01%
             2011      7.20%        0.74%
             2010     13.54%        0.00%
DELAWARE VIP TREND STANDARD CLASS
             2009     52.58%        0.00%
DELAWARE VIP TREND SERVICE CLASS
             2009     53.37%        0.00%
DELAWARE VIP U.S. GROWTH SERVICE CLASS
             2013     33.57%        0.12%
             2012     15.20%        0.00%
             2011      6.81%        0.04%
             2010     12.81%        0.00%
             2009     42.02%        0.00%
DELAWARE VIP VALUE STANDARD CLASS
             2013     31.84%        1.76%
             2012     13.14%        2.24%
             2011      8.01%        2.01%
             2010     14.02%        2.43%
             2009     16.32%        3.25%
DELAWARE VIP VALUE SERVICE CLASS
             2013     32.51%        1.53%
             2012     13.69%        1.98%
             2011      8.55%        1.70%
             2010     14.46%        2.20%
             2009     16.77%        2.78%
DWS ALTERNATIVE ASSET ALLOCATION VIP CLASS A
             2013      0.34%        0.67%
             2012      6.64%        0.00%
DWS ALTERNATIVE ASSET ALLOCATION VIP CLASS B
             2013      0.10%        1.80%
             2012      8.66%        3.19%
             2011     -3.74%        1.01%
             2010     11.42%        0.74%
             2009     15.38%        0.00%
DWS EQUITY 500 INDEX VIP CLASS A
             2013     30.22%        2.77%
             2012     14.20%        1.80%
             2011      0.52%        1.74%
             2010     13.22%        1.94%
             2009     24.69%        2.88%
DWS EQUITY 500 INDEX VIP CLASS B
             2013      0.00%        1.57%
             2012     14.10%        1.50%
             2011      0.34%        1.41%
             2010     13.21%        1.67%
             2009     24.59%        2.53%

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N


                                    MINIMUM     MAXIMUM     MINIMUM     MAXIMUM                                     MINIMUM
                    COMMENCEMENT    FEE         FEE         UNIT        UNIT        UNITS                           TOTAL
SUBACCOUNT   YEAR   DATE(1)         RATE(2)     RATE(2)     VALUE(3)    VALUE(3)    OUTSTANDING         NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
DWS SMALL CAP INDEX VIP CLASS A
             2013                      1.30%       2.65%      $ 15.61      $ 30.37      197,615  $      5,316,825     35.02%
             2012                      1.30%       2.65%        11.54        22.32      237,379         4,672,758     13.21%
             2011                      1.30%       2.65%        10.18        19.02      290,157         5,003,402     -6.92%
             2010                      1.30%       2.65%        10.92        20.33      390,509         7,149,169     23.09%
             2009                      1.30%       2.65%         8.86        16.44      490,142         7,212,160     23.26%
DWS SMALL CAP INDEX VIP CLASS B
             2013                      0.00%       0.00%           --           --           --                --      0.00%
             2012                      1.10%       2.80%        11.53        19.44      716,261        11,128,385     12.68%
             2011                      1.10%       2.80%        10.18        17.00      897,245        12,331,980     -7.21%
             2010                      1.10%       2.80%        10.88        18.06    1,109,169        16,421,906     22.63%
             2009                      1.10%       2.80%         8.73        14.52    1,412,601        16,755,116     22.78%
FIDELITY VIP CONTRAFUND SERVICE CLASS 2
             2013                      0.60%       3.20%        13.23        25.41   54,960,895     1,147,842,954     26.83%
             2012                      0.65%       3.20%        10.32        19.65   60,353,643       982,723,808     12.48%
             2011                      0.65%       3.20%         9.61        17.14   63,087,761       912,428,246     -5.52%
             2010                      0.65%       2.85%        10.16        17.87   61,036,851       938,786,812     13.64%
             2009                      0.65%       2.85%         8.87        15.48   58,487,568       794,109,979     31.66%
FIDELITY VIP EQUITY-INCOME INITIAL CLASS
             2012                      1.40%       2.35%        13.73        17.12      417,316         6,035,653     14.58%
             2011                      1.40%       2.35%        11.89        14.87      468,306         5,855,188     -1.38%
             2010                      1.40%       2.35%        11.96        15.00      556,864         6,992,880     12.48%
             2009                      1.40%       2.35%        10.56        13.27      685,293         7,578,540     27.44%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS 2
             2013                      0.00%       0.00%           --           --           --                --      0.00%
             2012                      1.30%       2.85%        10.51        16.69    2,313,710        33,091,613     13.77%
             2011                      1.30%       2.85%         9.21        14.53    2,861,794        35,610,265     -1.98%
             2010                      1.30%       2.65%         9.38        14.70    3,620,280        45,488,308     11.91%
             2009                      1.30%       2.65%         8.37        13.03    4,451,795        49,328,897     26.49%
FIDELITY VIP GROWTH INITIAL CLASS
             2013                      1.40%       2.35%        15.72        21.82      344,916         5,449,720     33.17%
             2012                      1.40%       2.35%        11.69        16.30      399,781         4,693,997     12.03%
             2011                      1.40%       2.35%        10.34        14.48      460,052         4,775,306     -2.13%
             2010                      1.40%       2.35%        10.46        14.72      538,248         5,652,969     21.29%
             2009                      1.40%       2.35%         8.55        12.08      647,204         5,549,321     25.31%
FIDELITY VIP GROWTH SERVICE CLASS 2
             2013                      0.65%       3.15%         9.57        21.21    9,844,980       160,663,201     31.79%
             2012                      0.65%       3.15%         7.16        15.89   10,524,487       128,371,676     10.86%
             2011                      0.65%       3.15%         6.38        14.15   10,487,630       112,879,306     -2.84%
             2010                      0.65%       2.85%         6.49        14.42    6,704,736        72,730,755     20.38%
             2009                      0.75%       2.85%         5.34        11.86    6,516,911        57,271,821     24.37%
FIDELITY VIP MID CAP SERVICE CLASS 2
             2013                      0.60%       3.20%        12.98        20.48   29,593,175       567,793,371     31.59%
             2012                      0.65%       3.20%         9.86        15.26   33,298,343       479,121,111     10.96%
             2011                      0.65%       3.20%        10.17        13.49   33,192,208       426,177,922    -13.40%
             2010                      0.65%       2.90%        11.75        15.32   27,343,150       403,627,732     24.96%
             2009                      0.65%       2.85%         9.40        12.07   22,158,329       259,905,147     35.83%
FIDELITY VIP OVERSEAS INITIAL CLASS
             2012                      1.40%       2.50%        12.99        18.08      117,396         1,543,100     17.76%
             2011                      1.40%       2.50%        10.93        15.30      153,184         1,688,755    -18.93%
             2010                      1.40%       2.15%        13.38        18.87      169,524         2,285,225     10.71%
             2009                      1.40%       2.15%        12.00        17.04      212,209         2,561,986     23.84%
FIDELITY VIP OVERSEAS SERVICE CLASS 2
             2012                      0.65%       2.95%         8.91        18.63    5,375,511        70,116,312     16.88%
             2011                      0.65%       2.95%         7.52        15.68    6,621,278        73,555,411    -19.67%
             2010                      0.65%       2.85%         9.25        19.21    6,387,666        87,005,111      9.66%
             2009                      0.65%       2.85%         8.34        17.25    6,143,849        76,136,561     22.68%



                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
DWS SMALL CAP INDEX VIP CLASS A
             2013     36.85%        1.67%
             2012     14.75%        0.90%
             2011     -5.65%        0.88%
             2010     24.76%        0.93%
             2009     24.94%        1.83%
DWS SMALL CAP INDEX VIP CLASS B
             2013      0.00%        1.47%
             2012     14.61%        0.67%
             2011     -5.62%        0.60%
             2010     24.73%        0.70%
             2009     24.89%        1.69%
FIDELITY VIP CONTRAFUND SERVICE CLASS 2
             2013     30.10%        0.82%
             2012     15.39%        1.11%
             2011     -3.41%        0.81%
             2010     16.17%        1.06%
             2009     34.59%        1.30%
FIDELITY VIP EQUITY-INCOME INITIAL CLASS
             2012     15.68%        3.07%
             2011     -0.43%        2.36%
             2010     13.55%        1.73%
             2009     28.40%        2.17%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS 2
             2013      0.00%        0.00%
             2012     15.54%        2.73%
             2011     -0.65%        2.09%
             2010     13.43%        1.53%
             2009     28.21%        1.98%
FIDELITY VIP GROWTH INITIAL CLASS
             2013     34.44%        0.28%
             2012     13.10%        0.58%
             2011     -1.19%        0.34%
             2010     22.45%        0.26%
             2009     26.50%        0.43%
FIDELITY VIP GROWTH SERVICE CLASS 2
             2013     35.12%        0.05%
             2012     13.66%        0.41%
             2011     -0.68%        0.15%
             2010     22.94%        0.03%
             2009     27.01%        0.20%
FIDELITY VIP MID CAP SERVICE CLASS 2
             2013     34.99%        0.27%
             2012     13.82%        0.39%
             2011    -11.43%        0.02%
             2010     27.74%        0.14%
             2009     38.85%        0.45%
FIDELITY VIP OVERSEAS INITIAL CLASS
             2012     19.06%        1.77%
             2011    -18.32%        1.33%
             2010     11.54%        1.31%
             2009     24.77%        1.96%
FIDELITY VIP OVERSEAS SERVICE CLASS 2
             2012     19.60%        1.59%
             2011    -17.88%        1.17%
             2010     12.10%        1.25%
             2009     25.40%        1.86%


LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N


                                          MINIMUM     MAXIMUM     MINIMUM     MAXIMUM                                     MINIMUM
                    COMMENCEMENT          FEE         FEE         UNIT        UNIT        UNITS                           TOTAL
SUBACCOUNT   YEAR   DATE(1)               RATE(2)     RATE(2)     VALUE(3)    VALUE(3)    OUTSTANDING         NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES CLASS 2
             2013                            0.65%       3.20%      $ 12.14      $ 16.44   44,017,116  $    637,025,857     10.35%
             2012                            0.65%       3.20%        11.01        14.86   45,522,467       587,335,783      9.11%
             2011                            0.65%       3.20%        10.61        12.06   45,492,856       530,064,143     -0.49%
             2010                            0.65%       2.85%        10.65        11.93   43,099,161       498,814,149      9.51%
             2009                            0.65%       2.85%         9.72        10.72   40,161,631       419,768,277     31.79%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 2
             2013                            1.30%       1.30%        18.34        18.34            8               153     36.36%
             2012                            0.65%       3.05%         8.30        20.65    6,950,142        95,465,313      7.58%
             2011                            0.65%       3.00%         7.59        18.98    7,932,229        99,563,324     -7.46%
             2010                            0.65%       2.80%         8.09        20.31    8,661,182       115,470,893     24.10%
             2009                            0.65%       2.80%         6.43        16.21    8,125,612        84,045,660     39.61%
FTVIPT MUTUAL SHARES SECURITIES CLASS 2
             2013                            0.60%       3.20%        11.85        17.26   61,488,681       821,308,773     24.23%
             2012                            0.60%       3.20%         9.50        13.86   67,978,309       714,861,663     10.70%
             2011                            0.60%       3.15%         8.54        10.61   66,563,230       615,076,571     -3.83%
             2010                            0.60%       2.85%         8.88         9.80   54,494,842       509,112,460      8.07%
             2009                            0.65%       2.85%         8.15         8.92   38,857,221       332,056,609     22.51%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 2
             2013                            0.65%       3.15%        10.60        18.74   29,046,516       521,571,310     -1.52%
             2012                            0.65%       3.15%        10.78        18.67   31,621,406       568,205,330     11.61%
             2011                            0.65%       3.05%        14.79        16.43   36,180,320       574,633,153     -3.66%
             2010                            0.65%       2.85%        15.36        16.79   40,764,015       663,735,354     11.23%
             2009                            0.65%       2.85%        13.81        14.85   43,922,491       634,785,795     15.35%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
             2013                            1.10%       2.90%        12.56        21.51    2,795,534        49,561,031     27.15%
             2012                            1.10%       2.85%         9.71        16.75    3,394,051        46,734,678     17.73%
             2011                            1.10%       2.80%         8.11        14.09    4,138,216        48,108,484     -9.55%
             2010                            1.10%       2.80%         8.82        15.43    4,977,019        63,340,595      4.43%
             2009                            1.10%       2.80%         8.31        14.64    5,941,949        71,676,759     27.48%
GOLDMAN SACHS VIT LARGE CAP VALUE SERVICE CLASS
             2013                            0.65%       2.60%        14.33        19.27    9,859,446       177,640,451     29.52%
             2012                            0.65%       2.60%        11.06        14.59   11,719,759       160,364,887     15.77%
             2011                            0.65%       2.60%        10.01        12.36   13,467,908       156,722,125     -9.51%
             2010                            0.65%       2.45%        12.91        13.41    7,082,817        94,298,079      8.21%
             2009                            0.65%       2.45%        12.05        12.09    1,764,860        21,433,908     16.05%
HUNTINGTON VA BALANCED
             2013                            1.10%       2.75%        11.50        11.98      255,104         3,020,057     12.13%
             2012                            1.10%       2.65%        10.25        10.51      261,079         2,726,151      6.64%
             2011                6/13/11     1.15%       2.65%         9.62         9.71       96,988           939,589     -2.89%
HUNTINGTON VA DIVIDEND CAPTURE
             2013                            1.10%       2.20%        12.50        12.87      104,189         1,331,206     17.35%
             2012                            1.10%       2.20%        10.65        10.84      105,834         1,143,254      9.04%
             2011                6/29/11     1.15%       2.20%         9.77         9.83       32,379           317,940     -0.64%
INVESCO V.I. AMERICAN FRANCHISE SERIES I
             2013                            1.40%       1.80%         5.68         9.44      318,698         2,811,844     37.64%
             2012                4/27/12     1.40%       2.15%         4.12        12.71      388,788         2,448,434     -3.92%
INVESCO V.I. AMERICAN FRANCHISE SERIES II
             2013                            1.30%       2.15%        12.58        17.02      101,689         1,350,336     36.83%
             2012                4/27/12     1.30%       2.15%         9.18        12.37      119,108         1,160,818     -4.09%
INVESCO V.I. CAPITAL APPRECIATION SERIES I
             2011                            1.40%       2.15%         3.73        11.54      430,501         2,450,534     -9.87%
             2010                            1.40%       2.35%         4.12        12.80      507,972         3,167,577     12.80%
             2009                            1.40%       2.35%         3.64        11.32      603,996         3,291,006     18.27%
INVESCO V.I. CAPITAL APPRECIATION SERIES II
             2011                            1.30%       2.15%         8.34        11.26      137,771         1,219,587    -10.07%
             2010                            1.30%       2.35%         9.25        12.53      169,708         1,684,412     12.53%
             2009                            1.30%       2.35%         8.19        10.95      200,661         1,748,252     17.92%



                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES CLASS 2
             2013     13.20%        6.33%
             2012     11.92%        6.50%
             2011      1.72%        5.71%
             2010     11.94%        6.56%
             2009     34.72%        9.07%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 2
             2013     36.36%        0.00%
             2012     10.13%        0.00%
             2011     -5.45%        0.00%
             2010     26.80%        0.00%
             2009     42.64%        0.00%
FTVIPT MUTUAL SHARES SECURITIES CLASS 2
             2013     27.49%        2.05%
             2012     13.56%        2.11%
             2011     -1.64%        2.47%
             2010     10.47%        1.69%
             2009     25.23%        1.91%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 2
             2013      0.97%        4.79%
             2012     14.32%        6.41%
             2011     -1.51%        5.68%
             2010     13.71%        1.44%
             2009     17.91%       13.76%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
             2013     29.39%        2.67%
             2012     19.74%        2.05%
             2011     -7.99%        1.35%
             2010      6.22%        1.38%
             2009     29.67%        3.42%
GOLDMAN SACHS VIT LARGE CAP VALUE SERVICE CLASS
             2013     32.07%        0.93%
             2012     18.05%        1.11%
             2011     -7.87%        1.32%
             2010     10.17%        1.10%
             2009     16.35%        5.61%
HUNTINGTON VA BALANCED
             2013     13.88%        2.00%
             2012      8.25%        1.74%
             2011      5.80%        1.55%
HUNTINGTON VA DIVIDEND CAPTURE
             2013     18.65%        3.04%
             2012     10.19%        4.76%
             2011      9.19%        6.87%
INVESCO V.I. AMERICAN FRANCHISE SERIES I
             2013     38.19%        0.43%
             2012     -3.42%        0.00%
INVESCO V.I. AMERICAN FRANCHISE SERIES II
             2013     37.99%        0.25%
             2012     -3.54%        0.00%
INVESCO V.I. CAPITAL APPRECIATION SERIES I
             2011     -9.19%        0.15%
             2010     13.88%        0.73%
             2009     19.40%        0.61%
INVESCO V.I. CAPITAL APPRECIATION SERIES II
             2011     -9.30%        0.00%
             2010     13.72%        0.52%
             2009     19.16%        0.26%


LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N


                                          MINIMUM     MAXIMUM     MINIMUM     MAXIMUM                                     MINIMUM
                    COMMENCEMENT          FEE         FEE         UNIT        UNIT        UNITS                           TOTAL
SUBACCOUNT   YEAR   DATE(1)               RATE(2)     RATE(2)     VALUE(3)    VALUE(3)    OUTSTANDING         NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CORE EQUITY SERIES I
             2013                            1.40%       2.35%      $ 10.29      $ 20.58      649,963  $      9,093,922     26.25%
             2012                            1.40%       2.35%         8.11        16.27      760,319         8,273,284     11.24%
             2011                            1.40%       2.35%         7.25        14.60      923,568         8,890,121     -2.39%
             2010                            1.40%       2.35%         7.39        14.92    1,084,566        10,646,779      7.01%
             2009                            1.40%       2.35%         6.86        13.92    1,322,617        11,940,692     25.32%
INVESCO V.I. CORE EQUITY SERIES II
             2013                            1.30%       2.55%        15.24        20.71      151,110         2,492,738     25.69%
             2012                            1.30%       2.55%        12.05        16.36      177,661         2,319,966     10.75%
             2011                            1.30%       2.55%        10.82        14.67      246,051         2,952,470     -2.81%
             2010                            1.30%       2.55%        11.06        14.99      308,954         3,809,067      6.50%
             2009                            1.30%       2.55%        10.32        13.98      340,947         3,868,376     24.76%
INVESCO V.I. INTERNATIONAL GROWTH SERIES I
             2013                            1.40%       2.15%        13.29        26.92      156,767         2,842,158     16.48%
             2012                            1.40%       2.15%        11.37        23.11      180,597         2,817,427     13.08%
             2011                            1.40%       2.15%        10.02        20.44      204,907         2,801,448     -8.73%
             2010                            1.40%       2.35%        10.94        22.39      263,208         3,840,873     10.24%
             2009                            1.40%       2.35%         9.87        20.27      336,089         4,428,359     32.11%
INVESCO V.I. INTERNATIONAL GROWTH SERIES II
             2013                            1.35%       2.65%        22.23        26.73       96,272         2,294,969     15.61%
             2012                            1.35%       2.65%        19.09        22.83      101,919         2,084,367     12.24%
             2011                            1.30%       2.65%        16.89        20.16      142,128         2,577,326     -9.43%
             2010                            1.30%       2.65%        18.52        21.96      172,385         3,412,347      9.74%
             2009                            1.30%       2.60%        16.77        19.89      212,633         3,784,526     31.43%
JANUS ASPEN BALANCED SERVICE CLASS
             2013                            1.30%       2.65%        15.73        21.32      899,833        18,533,143     16.67%
             2012                            1.30%       2.65%        13.44        18.05    1,004,049        17,573,781     10.41%
             2011                            1.30%       2.65%        12.52        16.14    1,260,860        19,911,213     -1.30%
             2010                            1.30%       2.65%        12.67        16.15    1,509,432        23,906,019      5.29%
             2009                            1.30%       2.65%        12.01        15.15    1,785,177        26,594,635     22.30%
JANUS ASPEN ENTERPRISE SERVICE CLASS
             2013                            1.30%       2.65%        18.40        31.42      214,172         5,821,920     28.59%
             2012                            1.30%       2.65%        14.28        24.21      275,692         5,788,938     13.93%
             2011                            1.30%       2.65%        12.52        21.14      355,119         6,511,254     -4.23%
             2010                            1.30%       2.65%        13.05        22.15      433,483         8,185,966     22.24%
             2009                            1.30%       2.65%        10.66        18.01      539,746         8,235,735     40.67%
JANUS ASPEN GLOBAL RESEARCH SERVICE CLASS
             2013                            1.30%       2.20%        13.77        17.70       77,993         1,145,170     25.29%
             2012                            1.30%       2.20%        10.96        14.01       86,498         1,007,347     17.25%
             2011                            1.30%       2.20%         9.32        11.82      105,908         1,045,639    -15.86%
             2010                            1.30%       2.20%        11.05        13.92      161,259         1,893,080     13.01%
             2009                            1.30%       2.20%         9.76        12.21      182,927         1,885,015     34.41%
LVIP AMERICAN BALANCED ALLOCATION STANDARD CLASS
             2013                            0.65%       1.70%        12.03        12.03      695,070         8,409,493     13.95%
             2012                6/4/12      0.90%       0.90%        10.56        10.56       10,301           108,777      9.31%
LVIP AMERICAN GLOBAL GROWTH SERVICE CLASS II
             2013                            0.60%       3.20%        13.34        17.37    4,463,816        74,678,162     24.64%
             2012                            0.65%       3.20%        10.72        13.59    3,950,993        52,186,669     18.33%
             2011                            0.65%       3.15%        10.88        11.20    3,000,311        33,023,222    -11.55%
             2010                9/30/10     0.65%       2.55%        12.30        12.42      215,895         2,669,105     -0.11%
LVIP AMERICAN GLOBAL SMALL CAPITALIZATION SERVICE CLASS II
             2013                            0.65%       3.15%        11.37        15.22    4,496,644        65,952,218     23.83%
             2012                            0.65%       3.15%         9.18        11.99    4,370,857        50,971,346     14.11%
             2011                            0.65%       3.15%         9.92        10.17    3,402,354        34,253,853    -21.71%
             2010               11/15/10     1.15%       2.80%        12.67        12.78      272,886         3,475,601      0.64%
LVIP AMERICAN GROWTH ALLOCATION STANDARD CLASS
             2013                            0.60%       1.70%        12.37        12.37       52,998           651,795     17.18%
             2012                3/5/12      0.65%       0.65%        10.56        10.56       29,710           313,703      5.40%



                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CORE EQUITY SERIES I
             2013     27.45%        1.36%
             2012     12.30%        0.95%
             2011     -1.45%        0.93%
             2010      8.03%        0.95%
             2009     26.51%        1.80%
INVESCO V.I. CORE EQUITY SERIES II
             2013     27.27%        1.20%
             2012     12.15%        0.78%
             2011     -1.58%        0.74%
             2010      7.84%        0.79%
             2009     26.33%        1.52%
INVESCO V.I. INTERNATIONAL GROWTH SERIES I
             2013     17.36%        1.20%
             2012     13.93%        1.44%
             2011     -8.04%        1.58%
             2010     11.29%        2.20%
             2009     33.36%        1.45%
INVESCO V.I. INTERNATIONAL GROWTH SERIES II
             2013     17.13%        1.02%
             2012     13.71%        1.19%
             2011     -8.19%        1.21%
             2010     11.15%        1.80%
             2009     33.17%        1.36%
JANUS ASPEN BALANCED SERVICE CLASS
             2013     18.26%        1.33%
             2012     11.91%        2.45%
             2011      0.04%        2.12%
             2010      6.72%        2.48%
             2009     23.96%        2.70%
JANUS ASPEN ENTERPRISE SERVICE CLASS
             2013     30.33%        0.36%
             2012     15.48%        0.00%
             2011     -2.92%        0.00%
             2010     23.90%        0.00%
             2009     42.58%        0.00%
JANUS ASPEN GLOBAL RESEARCH SERVICE CLASS
             2013     26.40%        1.05%
             2012     18.48%        0.77%
             2011    -15.08%        0.43%
             2010     14.03%        0.48%
             2009     35.63%        1.24%
LVIP AMERICAN BALANCED ALLOCATION STANDARD CLASS
             2013     13.95%        2.66%
             2012      9.31%        2.96%
LVIP AMERICAN GLOBAL GROWTH SERVICE CLASS II
             2013     27.86%        0.94%
             2012     21.31%        1.04%
             2011     -9.85%        0.09%
             2010      8.17%        0.00%
LVIP AMERICAN GLOBAL SMALL CAPITALIZATION SERVICE CLASS II
             2013     26.96%        0.24%
             2012     16.99%        1.05%
             2011    -20.40%        0.75%
             2010      5.16%        0.00%
LVIP AMERICAN GROWTH ALLOCATION STANDARD CLASS
             2013     17.18%        2.84%
             2012      5.40%        2.88%


LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N


                                          MINIMUM     MAXIMUM     MINIMUM     MAXIMUM                                     MINIMUM
                    COMMENCEMENT          FEE         FEE         UNIT        UNIT        UNITS                           TOTAL
SUBACCOUNT   YEAR   DATE(1)               RATE(2)     RATE(2)     VALUE(3)    VALUE(3)    OUTSTANDING         NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP AMERICAN GROWTH SERVICE CLASS II
             2013                            0.60%       3.20%      $ 13.87      $ 17.85   15,625,430  $    268,413,384     25.57%
             2012                            0.65%       3.20%        11.06        13.86   15,111,468       203,561,029     13.81%
             2011                            0.65%       3.15%        11.11        11.79   11,423,039       133,305,045     -7.40%
             2010               11/15/10     1.15%       2.90%        12.00        12.51    1,002,804        12,501,693     -5.95%
LVIP AMERICAN GROWTH-INCOME SERVICE CLASS II
             2013                            0.60%       3.20%        14.43        18.24   12,555,756       220,496,857     28.84%
             2012                            0.65%       3.20%        11.21        13.80   12,052,379       161,718,798     13.42%
             2011                            0.65%       3.15%        11.00        11.78    8,600,561       100,295,861     -5.03%
             2010               11/15/10     1.15%       2.90%        11.58        12.19      716,818         8,707,074      0.81%
LVIP AMERICAN INCOME ALLOCATION STANDARD CLASS
             2013                7/2/13      0.65%       0.65%        11.59        11.59          116             1,344      5.92%
LVIP AMERICAN INTERNATIONAL SERVICE CLASS II
             2013                            0.65%       3.20%        11.17        14.72    9,651,334       136,697,384     17.34%
             2012                            0.65%       3.20%         9.53        12.23    9,463,522       112,475,522     13.81%
             2011                            0.65%       3.15%        10.15        10.48    6,987,342        71,931,847    -16.69%
             2010                9/30/10     0.65%       2.80%        12.18        12.31      491,701         6,021,912      0.05%
LVIP AMERICAN PRESERVATION STANDARD CLASS
             2013                1/25/13     0.60%       1.90%         9.69         9.86       21,962           214,542     -1.48%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
             2013                            0.65%       3.20%        16.36        23.81   10,317,699       184,552,492     35.66%
             2012                            0.65%       3.20%        11.99        17.51    9,373,136       121,750,939     14.58%
             2011                            0.65%       3.15%        10.49        12.18    8,903,616        99,455,460      1.15%
             2010                            0.65%       2.80%        10.37        11.84    8,058,862        87,917,150     22.90%
             2009                            0.65%       2.85%         8.42         9.47    7,094,204        62,270,365     34.43%
LVIP BLACKROCK EMERGING MARKETS RPM STANDARD CLASS
             2013                4/18/13     0.60%       1.90%         9.91        10.09        6,337            63,377     -2.57%
LVIP BLACKROCK EMERGING MARKETS RPM SERVICE CLASS
             2013                            0.60%       3.20%         9.71        10.05    9,192,141        91,068,793    -11.02%
             2012                9/28/12     0.65%       3.20%        10.91        11.01      666,865         7,314,827      1.90%
LVIP BLACKROCK EQUITY DIVIDEND RPM STANDARD CLASS
             2013               10/30/13     0.60%       0.65%        19.27        19.32        5,234           100,976      2.22%
LVIP BLACKROCK EQUITY DIVIDEND RPM SERVICE CLASS
             2013                            0.60%       3.20%        10.88        17.16   24,406,648       307,536,644     14.26%
             2012                            0.65%       3.15%         9.94        14.98    6,108,551        65,997,067     13.07%
             2011                            0.65%       3.15%         8.77         9.73    3,350,081        31,584,371     -5.50%
             2010                            0.65%       2.80%         9.11        10.14    2,793,737        27,532,649     14.39%
             2009                            0.65%       2.80%         7.81         8.73    3,150,307        26,857,754     19.60%
LVIP BLACKROCK GLOBAL ALLOCATION V.I. RPM STANDARD CLASS
             2013                9/17/13     0.60%       1.70%        10.42        10.50       26,759           279,805      1.48%
LVIP BLACKROCK GLOBAL ALLOCATION V.I. RPM SERVICE CLASS
             2013                5/20/13     0.65%       3.20%        10.30        10.47   29,999,735       311,901,805      1.26%
LVIP BLACKROCK INFLATION PROTECTED BOND STANDARD CLASS
             2013                            0.60%       1.70%        10.52        10.94       42,520           457,685     -9.92%
             2012                3/1/12      0.60%       1.90%        11.34        12.01       28,208           334,580      0.82%
LVIP BLACKROCK INFLATION PROTECTED BOND SERVICE CLASS
             2013                            0.59%       3.14%         9.62        10.83   72,358,284       753,786,479    -11.45%
             2012                            0.65%       3.20%        10.62        11.92   32,045,992       370,932,011      2.90%
             2011                            0.65%       3.20%        10.74        11.27   20,637,422       228,952,130      8.74%
             2010               11/15/10     0.75%       2.85%         9.87        10.15    1,401,242        14,135,797     -2.27%
LVIP CAPITAL GROWTH SERVICE CLASS
             2013                            0.65%       3.15%        12.22        18.80   22,655,444       323,041,540     31.66%
             2012                            0.65%       3.00%         9.26        14.27   25,591,881       271,319,390     15.26%
             2011                            0.65%       3.00%         8.02        10.50   22,126,342       198,333,052    -11.75%
             2010                            0.65%       2.80%         9.09         9.82   14,883,910       144,635,021     15.39%
             2009                            0.65%       2.80%         7.88         8.33    6,996,813        57,764,897     30.81%



                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP AMERICAN GROWTH SERVICE CLASS II
             2013     28.81%        0.61%
             2012     16.69%        0.22%
             2011     -5.77%        0.06%
             2010      7.68%        0.00%
LVIP AMERICAN GROWTH-INCOME SERVICE CLASS II
             2013     32.16%        1.07%
             2012     16.29%        1.22%
             2011     -3.35%        0.11%
             2010      6.27%        0.00%
LVIP AMERICAN INCOME ALLOCATION STANDARD CLASS
             2013      5.92%        2.37%
LVIP AMERICAN INTERNATIONAL SERVICE CLASS II
             2013     20.37%        1.03%
             2012     16.69%        2.58%
             2011    -14.88%        0.10%
             2010      6.50%        0.00%
LVIP AMERICAN PRESERVATION STANDARD CLASS
             2013      0.07%        3.73%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
             2013     39.16%        0.45%
             2012     17.48%        1.21%
             2011      3.35%        0.00%
             2010     25.57%        0.00%
             2009     37.43%        0.00%
LVIP BLACKROCK EMERGING MARKETS RPM STANDARD CLASS
             2013      4.75%        1.93%
LVIP BLACKROCK EMERGING MARKETS RPM SERVICE CLASS
             2013     -8.72%        1.02%
             2012      8.84%        1.87%
LVIP BLACKROCK EQUITY DIVIDEND RPM STANDARD CLASS
             2013      4.63%        2.77%
LVIP BLACKROCK EQUITY DIVIDEND RPM SERVICE CLASS
             2013     17.16%        2.10%
             2012     15.93%        0.57%
             2011     -3.44%        0.78%
             2010     16.88%        0.77%
             2009     22.20%        0.97%
LVIP BLACKROCK GLOBAL ALLOCATION V.I. RPM STANDARD CLASS
             2013      4.71%        0.00%
LVIP BLACKROCK GLOBAL ALLOCATION V.I. RPM SERVICE CLASS
             2013      9.06%        0.00%
LVIP BLACKROCK INFLATION PROTECTED BOND STANDARD CLASS
             2013     -8.92%        0.43%
             2012      5.06%        0.00%
LVIP BLACKROCK INFLATION PROTECTED BOND SERVICE CLASS
             2013     -8.33%        0.33%
             2012      5.56%        0.00%
             2011     11.04%        3.13%
             2010      1.40%        0.59%
LVIP CAPITAL GROWTH SERVICE CLASS
             2013     34.79%        0.00%
             2012     18.00%        0.00%
             2011     -9.83%        0.00%
             2010     17.90%        0.00%
             2009     33.66%        0.11%


LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N


                                          MINIMUM     MAXIMUM     MINIMUM     MAXIMUM                                      MINIMUM
                    COMMENCEMENT          FEE         FEE         UNIT        UNIT         UNITS                           TOTAL
SUBACCOUNT   YEAR   DATE(1)               RATE(2)     RATE(2)     VALUE(3)    VALUE(3)     OUTSTANDING         NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP CLARION GLOBAL REAL ESTATE SERVICE CLASS
             2013                            0.60%       3.20%      $  7.51      $ 16.89    12,385,268  $    101,071,326     -0.21%
             2012                            0.65%       3.20%         7.50        16.89    11,904,617        95,736,001     20.48%
             2011                            0.65%       3.20%         6.20        10.58    12,157,357        79,776,963    -11.47%
             2010                            0.65%       2.85%         7.01         7.59     9,934,577        72,646,063     14.36%
             2009                            0.65%       2.85%         6.13         6.49     8,708,761        55,042,103     33.62%
LVIP COLUMBIA SMALL-MID CAP GROWTH RPM SERVICE CLASS
             2013                            0.65%       3.20%        10.61        18.14    14,636,851       168,724,647     20.60%
             2012                            0.65%       3.20%         8.79        15.00     4,348,921        40,704,286      2.87%
             2011                            0.65%       3.20%         8.51         9.40     3,834,978        34,168,087    -10.38%
             2010                            0.65%       2.80%         9.49        10.26     2,994,921        29,442,450     23.44%
             2009                            0.65%       2.80%         7.67         8.14     1,924,863        15,157,607     43.96%
LVIP DELAWARE BOND STANDARD CLASS
             2013                            1.30%       3.00%        10.14        18.97     7,178,428       121,752,782     -5.20%
             2012                            1.30%       3.00%        10.70        19.69     8,572,620       152,403,393      3.46%
             2011                            1.30%       3.00%        12.73        18.73    10,208,683       174,089,656      4.82%
             2010                            1.30%       2.65%        12.12        17.65    12,528,320       202,938,969      5.65%
             2009                            1.30%       2.65%        11.46        16.50    14,710,742       223,876,924     15.79%
LVIP DELAWARE BOND SERVICE CLASS
             2013                            0.60%       3.20%         9.97        14.24   189,824,697     2,446,199,219     -5.71%
             2012                            0.65%       3.20%        10.57        14.82   172,657,336     2,330,108,586      2.94%
             2011                            0.65%       3.15%        10.27        14.14   146,615,142     1,917,256,346      4.19%
             2010                            0.65%       2.90%        11.58        13.36   118,782,318     1,497,358,649      5.08%
             2009                            0.65%       2.85%        11.02        12.53    83,225,660       987,925,269     15.15%
LVIP DELAWARE DIVERSIFIED FLOATING RATE STANDARD CLASS
             2013                            0.60%       2.15%        10.01        10.41        97,323           988,536     -0.94%
             2012                3/26/12     0.60%       1.70%        10.10        10.40         4,316            44,255      0.43%
LVIP DELAWARE DIVERSIFIED FLOATING RATE SERVICE CLASS
             2013                            0.60%       3.20%         9.42        10.30    67,745,589       671,179,345     -2.66%
             2012                            0.65%       3.20%         9.67        10.31    19,747,210       197,971,410      0.69%
             2011                            0.65%       3.20%         9.63         9.97    13,165,319       129,180,469     -3.29%
             2010               11/15/10     0.75%       2.85%         9.96        10.09     1,228,387        12,318,833     -0.19%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
             2013                            1.30%       2.65%        13.52        19.54       426,362         7,980,316     17.21%
             2012                            1.30%       2.55%        11.53        16.52       567,202         8,954,404     10.44%
             2011                            1.30%       2.55%        10.44        14.88       731,988        10,388,706     -4.49%
             2010                            1.30%       2.55%        10.92        15.50       882,963        13,017,473      9.65%
             2009                            1.30%       2.55%         9.96        14.07     1,115,182        14,893,081     28.67%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION SERVICE CLASS
             2013                            0.65%       2.85%        13.21        18.93     1,304,751        21,722,483     16.57%
             2012                            0.65%       2.90%        11.13        16.00     1,506,881        21,274,343      9.84%
             2011                            0.65%       2.85%         9.93        14.35     1,807,281        23,106,109     -5.02%
             2010                            0.65%       2.85%        10.26        14.88     2,214,985        29,667,952      9.05%
             2009                            0.65%       2.85%         9.22        13.44     2,908,852        35,537,545     27.96%
LVIP DELAWARE GROWTH AND INCOME SERVICE CLASS
             2013                            0.65%       2.95%        13.39        18.68     3,082,752        45,481,537     28.94%
             2012                            0.65%       2.95%        10.38        14.49     3,189,434        36,050,101     11.58%
             2011                            0.65%       2.95%         9.18        10.32     3,596,976        36,014,898     -1.94%
             2010                            0.75%       2.80%         9.26        10.36     3,514,396        35,521,339      9.44%
             2009                            0.75%       2.80%         8.30         9.32     3,192,725        29,147,328     20.81%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
             2013                            1.30%       2.80%        14.73        23.88       451,153         9,794,822     31.95%
             2012                            1.30%       2.80%        11.13        17.98       560,004         9,070,228     12.21%
             2011                            1.30%       2.70%         9.90        15.93       682,911         9,729,522     -1.99%
             2010                            1.30%       2.65%        10.09        16.31       859,633        12,406,132      8.65%
             2009                            1.30%       2.65%         9.27        14.92     1,015,178        13,335,713     26.60%



                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP CLARION GLOBAL REAL ESTATE SERVICE CLASS
             2013      2.37%        0.00%
             2012     23.59%        0.00%
             2011     -9.49%        0.00%
             2010     16.90%        0.00%
             2009     36.60%        0.00%
LVIP COLUMBIA SMALL-MID CAP GROWTH RPM SERVICE CLASS
             2013     23.72%        0.00%
             2012      5.52%        0.00%
             2011     -8.43%        0.00%
             2010     26.12%        0.00%
             2009     47.09%        0.00%
LVIP DELAWARE BOND STANDARD CLASS
             2013     -3.57%        1.68%
             2012      5.23%        1.89%
             2011      6.25%        3.14%
             2010      7.09%        3.28%
             2009     17.37%        4.14%
LVIP DELAWARE BOND SERVICE CLASS
             2013     -3.28%        1.53%
             2012      5.55%        1.76%
             2011      6.56%        3.24%
             2010      7.42%        3.52%
             2009     17.71%        4.68%
LVIP DELAWARE DIVERSIFIED FLOATING RATE STANDARD CLASS
             2013      0.15%        2.00%
             2012      2.17%        2.90%
LVIP DELAWARE DIVERSIFIED FLOATING RATE SERVICE CLASS
             2013     -0.15%        0.83%
             2012      3.29%        1.39%
             2011     -1.23%        2.27%
             2010      0.07%        0.21%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
             2013     18.68%        1.37%
             2012     11.83%        1.59%
             2011     -3.29%        1.99%
             2010     11.03%        2.51%
             2009     30.29%        1.52%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION SERVICE CLASS
             2013     19.16%        1.26%
             2012     12.28%        1.44%
             2011     -2.90%        1.72%
             2010     11.48%        2.34%
             2009     30.81%        1.20%
LVIP DELAWARE GROWTH AND INCOME SERVICE CLASS
             2013     31.94%        1.45%
             2012     14.17%        0.72%
             2011      0.09%        0.73%
             2010     11.70%        0.67%
             2009     23.31%        0.91%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
             2013     33.94%        1.19%
             2012     13.79%        0.73%
             2011     -0.66%        0.69%
             2010     10.13%        0.58%
             2009     28.32%        0.67%


LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N


                                          MINIMUM     MAXIMUM     MINIMUM     MAXIMUM                                     MINIMUM
                    COMMENCEMENT          FEE         FEE         UNIT        UNIT        UNITS                           TOTAL
SUBACCOUNT   YEAR   DATE(1)               RATE(2)     RATE(2)     VALUE(3)    VALUE(3)    OUTSTANDING         NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP DELAWARE SOCIAL AWARENESS SERVICE CLASS
             2013                            0.65%       3.00%      $ 13.46      $ 22.75    3,317,344  $     61,218,438     31.21%
             2012                            0.65%       3.00%        10.55        17.05    3,180,903        45,098,660     11.49%
             2011                            0.65%       3.00%         9.35        15.05    3,498,836        44,160,362     -2.48%
             2010                            0.65%       2.80%         9.41        15.21    3,768,826        49,233,488      8.22%
             2009                            0.65%       2.70%         8.54        13.86    4,055,609        49,637,690     26.09%
LVIP DELAWARE SPECIAL OPPORTUNITIES SERVICE CLASS
             2013                            0.65%       3.15%        11.79        20.57    3,943,413        50,793,495     29.19%
             2012                            0.65%       3.15%         9.10        15.89    3,869,080        37,946,677     10.98%
             2011                            0.65%       3.15%         8.19         9.04    4,447,468        38,587,554     -8.14%
             2010                            0.65%       2.80%         8.92         9.64    2,926,149        27,220,347     26.59%
             2009                            0.65%       2.80%         7.04         7.45    1,579,299        11,479,826     26.40%
LVIP DIMENSIONAL NON-U.S. EQUITY RPM STANDARD CLASS
             2013                            0.60%       1.90%        10.92        11.30      152,261         1,718,117     12.96%
             2012                            0.60%       1.90%         9.70         9.87       84,607           834,490     16.77%
             2011               12/5/11      0.65%       1.70%         8.31         8.36       11,357            94,696     -3.15%
LVIP DIMENSIONAL NON-U.S. EQUITY RPM SERVICE CLASS
             2013                            0.60%       3.20%        10.49        12.22    8,871,404        96,814,879     11.22%
             2012                            0.65%       3.20%         9.46         9.83    2,937,775        28,397,526     14.97%
             2011                5/24/11     0.65%       3.00%         8.23         8.35    1,692,525        14,040,113    -18.73%
LVIP DIMENSIONAL U.S. EQUITY RPM STANDARD CLASS
             2013                            0.60%       1.90%        13.65        14.13      162,325         2,289,505     26.74%
             2012                            0.60%       1.90%        10.81        10.99       82,495           906,466     15.43%
             2011               12/5/11      0.65%       1.70%         9.36         9.42        8,907            83,740     -0.06%
LVIP DIMENSIONAL U.S. EQUITY RPM SERVICE CLASS
             2013                            0.60%       3.20%        13.18        15.56   12,170,990       166,034,802     25.05%
             2012                            0.65%       3.00%        10.54        10.95    4,541,689        48,901,415     13.66%
             2011                5/24/11     0.65%       3.00%         9.27         9.41    2,594,767        24,262,709     -8.42%
LVIP DIMENSIONAL/VANGUARD TOTAL BOND STANDARD CLASS
             2013                            0.60%       1.90%        10.04        10.39      221,441         2,289,428     -4.59%
             2012                            0.60%       1.90%        10.56        10.74       93,099           999,276      1.98%
             2011               12/5/11      0.65%       1.70%        10.35        10.42        8,895            92,396      0.20%
LVIP DIMENSIONAL/VANGUARD TOTAL BOND SERVICE CLASS
             2013                            0.60%       3.20%         9.64        10.31   21,685,649       217,354,625     -6.06%
             2012                            0.65%       3.20%        10.26        10.70   12,172,914       127,902,501      0.22%
             2011                5/23/11     0.65%       3.20%        10.12        10.41    4,856,542        50,192,610     -0.13%
LVIP GLOBAL INCOME SERVICE CLASS
             2013                            0.60%       3.20%         9.54        12.05   44,409,424       507,160,913     -6.12%
             2012                            0.60%       3.20%        10.08        12.50   40,326,405       482,894,133      4.04%
             2011                            0.60%       3.20%        10.75        11.71   34,679,354       393,735,508     -2.01%
             2010                            0.60%       2.85%        11.26        11.67   20,536,946       235,905,015      6.34%
             2009                7/1/09      0.65%       2.85%        10.59        10.74    5,360,215        57,213,255     -0.15%
LVIP JPMORGAN HIGH YIELD SERVICE CLASS
             2013                            0.60%       3.20%        11.32        13.32   11,062,730       141,403,669      2.95%
             2012                            0.65%       3.20%        11.00        12.61   10,089,573       123,454,963     11.02%
             2011                            0.65%       3.20%        10.50        10.98    6,925,613        75,331,715     -0.40%
             2010               11/16/10     1.15%       2.90%        10.54        10.84      300,856         3,246,962      0.07%
LVIP JPMORGAN MID CAP VALUE RPM SERVICE CLASS
             2013                            0.60%       3.20%        11.02        19.04   15,748,040       189,103,437     19.96%
             2012                            0.65%       3.20%         9.15        15.83    3,507,185        34,515,420     10.17%
             2011                            0.65%       2.95%         8.30        10.87    2,717,477        23,880,418     -4.71%
             2010                            0.65%       2.80%         8.71         9.40    1,678,328        15,228,244     21.02%
             2009                            0.65%       2.80%         7.19         7.60    1,005,257         7,453,659     20.92%
LVIP MANAGED RISK PROFILE 2010 SERVICE CLASS
             2013                            0.75%       2.80%        10.90        12.48      550,183         6,458,866      5.66%
             2012                            0.75%       2.80%        10.31        11.57      669,034         7,354,722      5.28%
             2011                            0.75%       2.80%         9.80        10.77      761,580         7,858,988     -1.80%
             2010                            0.75%       2.80%         9.98        10.74      828,075         8,599,298      8.11%
             2009                            0.75%       2.80%         9.25         9.74      958,871         9,115,520     20.79%


                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP DELAWARE SOCIAL AWARENESS SERVICE CLASS
             2013     34.34%        0.97%
             2012     14.14%        0.40%
             2011     -0.36%        0.41%
             2010     10.46%        0.26%
             2009     28.70%        0.36%
LVIP DELAWARE SPECIAL OPPORTUNITIES SERVICE CLASS
             2013     32.45%        0.79%
             2012     13.79%        0.42%
             2011     -6.14%        0.00%
             2010     29.33%        0.51%
             2009     29.15%        0.66%
LVIP DIMENSIONAL NON-U.S. EQUITY RPM STANDARD CLASS
             2013     14.43%        2.79%
             2012     18.00%        3.53%
             2011      1.73%        0.00%
LVIP DIMENSIONAL NON-U.S. EQUITY RPM SERVICE CLASS
             2013     14.09%        2.74%
             2012     17.70%        2.59%
             2011      1.75%        0.17%
LVIP DIMENSIONAL U.S. EQUITY RPM STANDARD CLASS
             2013     28.40%        1.66%
             2012     16.65%        1.67%
             2011      0.74%        0.00%
LVIP DIMENSIONAL U.S. EQUITY RPM SERVICE CLASS
             2013     28.02%        1.22%
             2012     16.36%        1.01%
             2011     11.63%        0.00%
LVIP DIMENSIONAL/VANGUARD TOTAL BOND STANDARD CLASS
             2013     -3.34%        2.10%
             2012      3.06%        2.58%
             2011      0.56%        0.00%
LVIP DIMENSIONAL/VANGUARD TOTAL BOND SERVICE CLASS
             2013     -3.63%        1.40%
             2012      2.81%        1.73%
             2011      3.71%        0.26%
LVIP GLOBAL INCOME SERVICE CLASS
             2013     -3.66%        0.26%
             2012      6.78%        1.75%
             2011      0.23%        4.55%
             2010      8.71%        3.35%
             2009      6.19%        2.72%
LVIP JPMORGAN HIGH YIELD SERVICE CLASS
             2013      5.61%        4.78%
             2012     13.89%        5.08%
             2011      1.36%        9.46%
             2010      1.53%        1.12%
LVIP JPMORGAN MID CAP VALUE RPM SERVICE CLASS
             2013     23.06%        0.42%
             2012     12.73%        0.00%
             2011     -2.64%        0.00%
             2010     23.64%        0.00%
             2009     23.55%        0.41%
LVIP MANAGED RISK PROFILE 2010 SERVICE CLASS
             2013      7.85%        0.99%
             2012      7.46%        1.67%
             2011      0.24%        0.74%
             2010     10.35%        0.81%
             2009     23.17%        1.76%

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N


                                          MINIMUM     MAXIMUM     MINIMUM     MAXIMUM                                      MINIMUM
                    COMMENCEMENT          FEE         FEE         UNIT        UNIT         UNITS                           TOTAL
SUBACCOUNT   YEAR   DATE(1)               RATE(2)     RATE(2)     VALUE(3)    VALUE(3)     OUTSTANDING         NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP MANAGED RISK PROFILE 2020 SERVICE CLASS
             2013                            0.75%       2.80%      $ 10.56      $ 12.09     1,483,685  $     16,908,022      7.79%
             2012                            0.75%       2.80%         9.80        10.99     1,525,836        15,957,108      5.12%
             2011                            0.75%       2.80%         9.32        10.24     1,695,997        16,681,468     -2.81%
             2010                            0.75%       2.80%         9.59        10.33     1,816,906        18,173,482      8.67%
             2009                            0.75%       2.80%         8.82         9.31     1,720,813        15,652,752     21.89%
LVIP MANAGED RISK PROFILE 2030 SERVICE CLASS
             2013                            0.75%       2.85%        10.41        11.97       866,126         9,728,805     10.27%
             2012                            0.75%       2.85%         9.44        10.63     1,045,549        10,532,657      4.61%
             2011                            0.75%       2.85%         9.03         9.95     1,054,400        10,026,943     -3.60%
             2010                            0.75%       2.85%         9.37        10.10     1,090,359        10,633,763      9.10%
             2009                            0.75%       2.85%         8.58         9.07     1,223,378        10,817,678     24.06%
LVIP MANAGED RISK PROFILE 2040 SERVICE CLASS
             2013                            1.15%       2.85%         9.93        11.12       568,319         6,093,933     12.99%
             2012                            1.15%       2.85%         8.79         9.67       594,495         5,576,367      3.86%
             2011                            1.15%       2.85%         8.47         9.16       633,963         5,663,052     -4.47%
             2010                            1.15%       2.85%         8.86         9.42       681,006         6,293,112     10.20%
             2009                            1.15%       2.85%         8.04         8.37       624,977         5,177,281     26.96%
LVIP MANAGED RISK AMERICAN BALANCED ALLOCATION STANDARD CLASS
             2013                4/29/13     0.90%       0.90%        11.48        11.48        57,213           656,928      5.56%
LVIP MANAGED RISK AMERICAN GROWTH ALLOCATION STANDARD CLASS
             2013                4/18/13     0.65%       1.70%        11.81        12.04        39,102           466,881      1.84%
LVIP MANAGED RISK PROFILE CONSERVATIVE STANDARD CLASS
             2012                9/12/12     1.70%       1.70%        13.97        13.97         3,663            51,153      0.55%
LVIP MANAGED RISK PROFILE CONSERVATIVE SERVICE CLASS
             2013                            0.65%       3.20%        11.38        15.09    76,136,302     1,095,714,114      6.03%
             2012                            0.60%       3.20%        10.74        13.96    59,642,778       797,064,640      6.11%
             2011                            0.65%       3.15%        10.62        12.91    33,493,486       417,683,901      0.47%
             2010                            0.65%       2.90%        11.56        12.64    30,806,255       378,674,328      7.13%
             2009                            0.65%       2.85%        10.70        11.61    27,297,773       309,685,249     21.05%
LVIP MANAGED RISK PROFILE GROWTH STANDARD CLASS
             2013                1/10/13     0.60%       1.70%        15.70        16.51       222,966         3,659,166      5.21%
             2012                            0.00%       0.00%           --           --            --                --      0.00%
LVIP MANAGED RISK PROFILE GROWTH SERVICE CLASS
             2013                            0.65%       3.20%        11.45        14.66   458,530,041     6,143,754,716      9.70%
             2012                            0.65%       3.20%        10.45        13.33   196,562,087     2,378,472,131      5.50%
             2011                            0.65%       3.15%         9.94        11.84    64,143,521       733,350,041     -3.05%
             2010                            0.65%       2.85%        10.24        12.02    55,624,756       649,763,390      9.27%
             2009                            0.65%       2.85%         9.35        10.82    51,327,593       543,175,797     25.09%
LVIP MANAGED RISK PROFILE MODERATE STANDARD CLASS
             2013               11/14/13     1.70%       1.70%        15.47        15.47         3,252            50,305      1.72%
LVIP MANAGED RISK PROFILE MODERATE SERVICE CLASS
             2013                            0.60%       3.20%        11.40        14.87   374,792,206     5,192,083,585      8.07%
             2012                            0.65%       3.20%        10.55        13.49   210,587,184     2,680,696,958      5.88%
             2011                            0.65%       3.20%        11.07        12.49    97,255,844     1,171,356,272     -1.92%
             2010                            0.65%       2.85%        11.16        12.54    88,617,281     1,078,285,914      8.54%
             2009                            0.65%       2.85%        10.08        11.37    80,244,518       890,296,676     24.14%
LVIP MFS INTERNATIONAL GROWTH SERVICE CLASS
             2013                            0.60%       3.00%         8.81        14.66    15,179,658       154,127,586      9.97%
             2012                            0.60%       3.00%         8.00        13.10    14,701,095       133,401,119     15.65%
             2011                            0.60%       2.95%         6.91        11.04    14,718,003       113,856,658    -12.63%
             2010                            0.60%       2.85%         7.91         8.56    11,583,789        96,896,427      9.66%
             2009                            0.65%       2.85%         7.21         7.64     7,190,493        53,643,846     31.70%
LVIP MFS INTERNATIONAL GROWTH RPM SERVICE CLASS
             2013                5/20/13     0.65%       3.20%         9.95        10.11     3,467,430        34,818,787     -0.83%



                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP MANAGED RISK PROFILE 2020 SERVICE CLASS
             2013     10.02%        1.13%
             2012      7.30%        1.53%
             2011     -0.80%        0.74%
             2010     10.92%        0.68%
             2009     24.41%        1.71%
LVIP MANAGED RISK PROFILE 2030 SERVICE CLASS
             2013     12.61%        1.06%
             2012      6.82%        1.32%
             2011     -1.55%        0.63%
             2010     11.42%        0.55%
             2009     26.70%        1.59%
LVIP MANAGED RISK PROFILE 2040 SERVICE CLASS
             2013     14.92%        1.03%
             2012      5.64%        1.19%
             2011     -2.83%        0.62%
             2010     12.09%        0.56%
             2009     28.94%        1.27%
LVIP MANAGED RISK AMERICAN BALANCED ALLOCATION STANDARD CLASS
             2013      5.56%        1.88%
LVIP MANAGED RISK AMERICAN GROWTH ALLOCATION STANDARD CLASS
             2013     11.61%        3.49%
LVIP MANAGED RISK PROFILE CONSERVATIVE STANDARD CLASS
             2012      0.55%        1.49%
LVIP MANAGED RISK PROFILE CONSERVATIVE SERVICE CLASS
             2013      8.76%        1.86%
             2012      8.79%        4.29%
             2011      2.76%        1.79%
             2010      9.52%        3.58%
             2009     23.61%        4.15%
LVIP MANAGED RISK PROFILE GROWTH STANDARD CLASS
             2013      9.34%        3.44%
             2012      0.00%        1.51%
LVIP MANAGED RISK PROFILE GROWTH SERVICE CLASS
             2013     12.53%        2.07%
             2012      8.17%        3.11%
             2011     -0.89%        1.76%
             2010     11.70%        2.66%
             2009     27.88%        4.39%
LVIP MANAGED RISK PROFILE MODERATE STANDARD CLASS
             2013      1.72%        1.69%
LVIP MANAGED RISK PROFILE MODERATE SERVICE CLASS
             2013     10.86%        1.88%
             2012      8.61%        3.73%
             2011      0.26%        1.56%
             2010     10.96%        2.80%
             2009     26.90%        4.21%
LVIP MFS INTERNATIONAL GROWTH SERVICE CLASS
             2013     12.64%        0.58%
             2012     18.40%        0.52%
             2011    -10.64%        2.85%
             2010     12.09%        0.58%
             2009     34.63%        0.83%
LVIP MFS INTERNATIONAL GROWTH RPM SERVICE CLASS
             2013      7.53%        1.28%


LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N


                                          MINIMUM     MAXIMUM     MINIMUM     MAXIMUM                                     MINIMUM
                    COMMENCEMENT          FEE         FEE         UNIT        UNIT        UNITS                           TOTAL
SUBACCOUNT   YEAR   DATE(1)               RATE(2)     RATE(2)     VALUE(3)    VALUE(3)    OUTSTANDING         NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP MFS VALUE SERVICE CLASS
             2013                            0.65%       3.20%      $ 11.55      $ 18.21   62,841,073  $    850,091,010     31.35%
             2012                            0.65%       3.20%         8.76        13.83   66,735,671       672,516,930     12.44%
             2011                            0.65%       3.15%         7.77        10.79   64,066,802       551,815,744     -3.15%
             2010                            0.65%       2.85%         8.02         8.69   48,122,826       409,771,177      8.19%
             2009                            0.65%       2.85%         7.42         7.86   29,898,812       231,005,259     17.28%
LVIP MID-CAP VALUE SERVICE CLASS
             2013                            0.65%       3.20%        11.25        21.31    5,852,727        71,933,341     29.60%
             2012                            0.65%       3.20%         8.65        16.40    6,254,372        58,307,396     19.92%
             2011                            0.65%       3.20%         7.18         7.95    5,810,819        44,365,619    -12.09%
             2010                            0.65%       2.85%         8.17         8.85    4,779,106        40,801,285     20.12%
             2009                            0.65%       2.85%         6.80         7.21    3,294,804        23,145,869     38.09%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
             2013                            1.30%       2.70%        12.52        23.46      794,784        17,910,281     18.60%
             2012                            1.30%       2.70%        10.53        19.66      798,201        15,038,849      6.70%
             2011                            1.30%       2.70%         9.85        18.32      983,587        17,121,039     -6.72%
             2010                            1.30%       2.65%        10.55        19.61    1,202,225        22,423,804     -0.21%
             2009                            1.30%       2.65%        10.55        19.53    1,444,227        26,747,196     18.06%
LVIP MONDRIAN INTERNATIONAL VALUE SERVICE CLASS
             2013                            0.63%       3.18%        10.05        22.26   23,262,285       323,304,014     17.74%
             2012                            0.65%       3.20%         8.50        18.56    7,898,412       108,228,121      5.90%
             2011                            0.65%       3.20%         8.00        17.21    7,933,392       102,799,297     -7.14%
             2010                            0.65%       2.85%         8.52        18.25    7,872,078       111,459,611     -0.66%
             2009                            0.65%       2.85%         8.67        18.10    7,692,810       111,025,754     17.53%
LVIP MONEY MARKET STANDARD CLASS
             2013                            0.65%       2.70%         8.78        11.24    3,896,189        40,141,761     -2.64%
             2012                            0.65%       2.70%         9.01        11.39    4,634,580        48,429,176     -2.59%
             2011                            1.30%       2.65%         9.25        11.55    5,721,128        60,993,041     -2.59%
             2010                            1.30%       2.65%         9.50        11.71    6,137,587        66,685,675     -2.57%
             2009                            1.30%       2.65%         9.75        11.87    9,480,305       104,203,478     -2.32%
LVIP MONEY MARKET SERVICE CLASS
             2013                            0.60%       3.20%         8.73        10.31   28,577,156       279,399,807     -3.13%
             2012                            0.60%       3.20%         8.96        10.38   32,954,585       327,023,277     -3.12%
             2011                            0.60%       3.20%         9.20        10.47   35,549,205       358,035,288     -2.78%
             2010                            0.60%       2.85%         9.44        10.60   33,514,174       342,966,801     -2.77%
             2009                            0.65%       2.85%         9.69        10.73   41,001,437       425,778,435     -2.73%
LVIP SSGA BOND INDEX STANDARD CLASS
             2013                            0.60%       1.70%        11.04        11.58       14,497           164,424     -4.21%
             2012                7/12/12     0.65%       1.70%        11.53        11.96        2,256            26,227      0.27%
LVIP SSGA BOND INDEX SERVICE CLASS
             2013                            0.60%       3.15%         9.64        12.10   87,085,679       992,038,834     -5.83%
             2012                            0.65%       3.15%        10.24        12.53   83,692,180       997,851,378      0.39%
             2011                            0.65%       3.15%        10.18        12.17   81,296,726       952,715,198      4.07%
             2010                            0.65%       2.90%        10.82        11.43   85,241,062       948,775,048      2.74%
             2009                            0.65%       2.85%        10.53        10.89   45,904,548       491,682,947      1.33%
LVIP SSGA CONSERVATIVE INDEX ALLOCATION SERVICE CLASS
             2013                            0.65%       3.00%        11.27        12.21    4,858,768        57,187,856      3.38%
             2012                            0.65%       3.00%        10.90        11.53    4,957,355        55,716,735      5.60%
             2011                            0.65%       3.00%        10.35        10.57    3,047,205        32,014,658     -0.39%
             2010               11/17/10     1.30%       2.80%        10.39        10.45      282,388         2,944,310      0.50%
LVIP SSGA CONSERVATIVE STRUCTURED ALLOCATION SERVICE CLASS
             2013                            0.65%       3.15%        10.85        12.11   16,283,286       189,828,966      3.49%
             2012                            0.65%       3.15%        10.48        11.42   17,898,932       198,661,657      4.74%
             2011                            0.65%       3.15%        10.33        10.53   13,733,029       143,541,076     -0.19%
             2010               11/17/10     1.30%       2.70%        10.35        10.41    1,020,141        10,594,850      0.00%
LVIP SSGA DEVELOPED INTERNATIONAL 150 STANDARD CLASS
             2013                2/8/13      0.65%       1.90%        11.49        16.14        1,864            24,964     14.46%



                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP MFS VALUE SERVICE CLASS
             2013     34.74%        1.47%
             2012     15.29%        0.98%
             2011     -1.00%        1.33%
             2010     10.59%        1.24%
             2009     19.89%        1.61%
LVIP MID-CAP VALUE SERVICE CLASS
             2013     32.95%        0.23%
             2012     23.01%        0.14%
             2011    -10.13%        0.00%
             2010     22.79%        0.01%
             2009     41.17%        0.30%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
             2013     20.27%        2.50%
             2012      8.20%        2.74%
             2011     -5.45%        2.83%
             2010      1.14%        3.16%
             2009     19.67%        3.16%
LVIP MONDRIAN INTERNATIONAL VALUE SERVICE CLASS
             2013     20.78%        2.88%
             2012      8.63%        2.67%
             2011     -5.07%        2.83%
             2010      1.55%        3.15%
             2009     20.14%        2.98%
LVIP MONEY MARKET STANDARD CLASS
             2013     -0.63%        0.02%
             2012     -1.27%        0.03%
             2011     -1.26%        0.03%
             2010     -1.24%        0.05%
             2009     -0.99%        0.32%
LVIP MONEY MARKET SERVICE CLASS
             2013     -0.59%        0.02%
             2012     -0.57%        0.03%
             2011     -0.58%        0.03%
             2010     -0.61%        0.04%
             2009     -0.57%        0.09%
LVIP SSGA BOND INDEX STANDARD CLASS
             2013     -3.20%        4.11%
             2012      0.42%        1.80%
LVIP SSGA BOND INDEX SERVICE CLASS
             2013     -3.44%        1.73%
             2012      2.93%        2.22%
             2011      6.44%        2.79%
             2010      5.02%        2.10%
             2009      3.59%        2.21%
LVIP SSGA CONSERVATIVE INDEX ALLOCATION SERVICE CLASS
             2013      5.84%        1.31%
             2012      8.11%        2.90%
             2011      1.12%        0.23%
             2010      1.74%        0.00%
LVIP SSGA CONSERVATIVE STRUCTURED ALLOCATION SERVICE CLASS
             2013      6.11%        1.73%
             2012      7.39%        3.92%
             2011      1.22%        0.21%
             2010      1.55%        0.00%
LVIP SSGA DEVELOPED INTERNATIONAL 150 STANDARD CLASS
             2013     15.32%        5.33%


LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N


                                          MINIMUM     MAXIMUM     MINIMUM     MAXIMUM                                     MINIMUM
                    COMMENCEMENT          FEE         FEE         UNIT        UNIT        UNITS                           TOTAL
SUBACCOUNT   YEAR   DATE(1)               RATE(2)     RATE(2)     VALUE(3)    VALUE(3)    OUTSTANDING         NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSGA DEVELOPED INTERNATIONAL 150 SERVICE CLASS
             2013                            0.65%       3.00%      $  9.93      $ 14.37   14,069,224  $    149,031,537     16.47%
             2012                            0.65%       3.00%         8.51        12.33   15,786,539       141,627,471     10.07%
             2011                            0.65%       2.95%         7.73         8.35   16,169,685       130,126,370    -14.82%
             2010                            0.65%       2.85%         9.07         9.59   14,813,167       138,293,111      3.99%
             2009                            0.65%       2.85%         8.72         9.02    7,672,745        68,094,266     40.27%
LVIP SSGA EMERGING MARKETS 100 STANDARD CLASS
             2013                            0.60%       1.90%         9.22        16.60       17,442           279,682     -4.66%
             2012                            0.60%       1.90%        16.52        16.52        6,313           104,207     10.75%
             2011               12/5/11      1.70%       1.70%        14.91        14.91          944            14,087     -4.18%
LVIP SSGA EMERGING MARKETS 100 SERVICE CLASS
             2013                            0.65%       3.15%         8.80        14.74   14,368,529       177,864,010     -6.08%
             2012                            0.65%       3.15%         9.37        15.66   13,590,884       176,646,426      8.90%
             2011                            0.65%       3.15%        11.31        12.22   13,252,989       155,980,136    -17.54%
             2010                            0.65%       2.85%        13.71        14.50   11,936,863       168,453,712     23.87%
             2009                            0.65%       2.85%        11.07        11.45    7,338,465        82,652,795     84.14%
LVIP SSGA GLOBAL TACTICAL ALLOCATION RPM STANDARD CLASS
             2013                            0.60%       1.70%        15.68        15.89       13,034           200,129      8.82%
             2012                9/4/12      0.60%       0.90%        14.41        14.56        4,351            63,094     -0.01%
LVIP SSGA GLOBAL TACTICAL ALLOCATION RPM SERVICE CLASS
             2013                            0.65%       3.20%        10.28        14.11   59,096,862       732,112,426      6.09%
             2012                            0.65%       3.20%         9.65        13.27   31,954,603       367,052,105      7.44%
             2011                            0.65%       3.15%         9.13        10.94   21,907,148       231,199,458     -2.80%
             2010                            0.65%       2.80%         9.21        11.09    5,918,960        63,997,052      5.48%
             2009                            0.65%       2.85%         8.61        10.35    5,385,891        54,613,994     26.80%
LVIP SSGA INTERNATIONAL INDEX STANDARD CLASS
             2013                            0.60%       1.70%        16.30        16.34       10,493           170,136     20.20%
             2012                5/16/12     0.60%       0.65%        13.56        13.59        2,485            33,709     18.03%
LVIP SSGA INTERNATIONAL INDEX SERVICE CLASS
             2013                            0.65%       3.00%         9.33        14.51   30,268,833       301,347,579     17.13%
             2012                            0.65%       3.00%         7.95        12.38   24,895,325       208,702,144     14.39%
             2011                            0.65%       2.95%         6.94         7.50   26,518,034       191,861,496    -15.05%
             2010                            0.65%       2.85%         8.17         8.64   23,605,346       198,623,794      3.78%
             2009                            0.65%       2.85%         7.88         8.15   11,816,356        94,717,158     23.95%
LVIP SSGA LARGE CAP 100 STANDARD CLASS
             2013                            0.65%       2.15%        24.16        24.16       43,459           791,897     34.97%
             2012               12/17/12     0.65%       0.65%        17.90        17.90          210             3,764      0.29%
LVIP SSGA LARGE CAP 100 SERVICE CLASS
             2013                            0.65%       3.15%        14.73        21.51   19,935,882       316,760,013     31.30%
             2012                            0.65%       3.15%        11.22        16.35   23,390,895       279,058,585      8.48%
             2011                            0.65%       3.15%        10.42        11.25   26,026,743       282,152,292     -0.81%
             2010                            0.65%       2.85%        10.50        11.10   26,778,012       289,254,755     15.56%
             2009                            0.65%       2.85%         9.09         9.40   15,341,530       141,798,422     31.16%
LVIP SSGA LARGE CAP RPM STANDARD CLASS
             2013                7/2/13      0.65%       0.65%        10.97        10.97          129             1,412     11.12%
LVIP SSGA LARGE CAP RPM SERVICE CLASS
             2013                5/21/13     0.65%       3.00%        10.79        10.95    2,385,134        25,947,518      2.68%
LVIP SSGA MODERATE INDEX ALLOCATION SERVICE CLASS
             2013                            0.60%       3.20%        11.46        13.07   13,875,395       174,568,913      8.65%
             2012                            0.60%       3.20%        10.56        11.68   11,876,296       135,403,254      7.97%
             2011                            0.65%       3.15%        10.29        10.50    6,709,031        69,827,648     -3.03%
             2010               11/16/10     1.15%       2.60%        10.61        10.67      386,790         4,120,405     -0.04%
LVIP SSGA MODERATE STRUCTURED ALLOCATION SERVICE CLASS
             2013                            0.60%       3.20%        11.36        12.90   69,297,730       861,705,250      8.99%
             2012                            0.65%       3.20%        10.43        11.54   47,682,796       535,387,963      6.85%
             2011                            0.65%       3.15%        10.25        10.52   32,114,185       332,998,959     -2.82%
             2010               11/16/10     0.75%       2.90%        10.51        10.75    2,706,824        28,557,076      0.32%



                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSGA DEVELOPED INTERNATIONAL 150 SERVICE CLASS
             2013     19.24%        2.40%
             2012     12.63%        2.40%
             2011    -12.92%        2.29%
             2010      6.31%        1.23%
             2009     43.39%        1.72%
LVIP SSGA EMERGING MARKETS 100 STANDARD CLASS
             2013     -3.41%        3.07%
             2012     10.75%        4.73%
             2011     -4.18%        0.00%
LVIP SSGA EMERGING MARKETS 100 SERVICE CLASS
             2013     -3.70%        2.04%
             2012     11.66%        2.42%
             2011    -15.70%        2.37%
             2010     26.62%        1.10%
             2009     88.24%        1.48%
LVIP SSGA GLOBAL TACTICAL ALLOCATION RPM STANDARD CLASS
             2013      9.15%        5.24%
             2012      4.07%        2.41%
LVIP SSGA GLOBAL TACTICAL ALLOCATION RPM SERVICE CLASS
             2013      8.82%        2.28%
             2012     10.16%        3.41%
             2011     -0.69%        1.48%
             2010      7.78%        0.84%
             2009     29.49%        5.30%
LVIP SSGA INTERNATIONAL INDEX STANDARD CLASS
             2013     20.26%        1.97%
             2012     22.12%        2.50%
LVIP SSGA INTERNATIONAL INDEX SERVICE CLASS
             2013     19.91%        1.51%
             2012     17.05%        1.66%
             2011    -13.16%        1.15%
             2010      6.09%        1.49%
             2009     26.71%        1.91%
LVIP SSGA LARGE CAP 100 STANDARD CLASS
             2013     34.97%        5.67%
             2012      0.29%        0.00%
LVIP SSGA LARGE CAP 100 SERVICE CLASS
             2013     34.62%        1.93%
             2012     11.22%        1.33%
             2011      1.40%        1.37%
             2010     18.13%        1.21%
             2009     34.08%        1.51%
LVIP SSGA LARGE CAP RPM STANDARD CLASS
             2013     11.12%        1.50%
LVIP SSGA LARGE CAP RPM SERVICE CLASS
             2013     10.29%        2.63%
LVIP SSGA MODERATE INDEX ALLOCATION SERVICE CLASS
             2013     11.51%        1.29%
             2012     10.59%        2.38%
             2011     -1.62%        0.09%
             2010      2.82%        0.00%
LVIP SSGA MODERATE STRUCTURED ALLOCATION SERVICE CLASS
             2013     11.80%        2.34%
             2012      9.55%        3.72%
             2011     -0.71%        0.20%
             2010      2.75%        0.00%


LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N


                                          MINIMUM     MAXIMUM     MINIMUM     MAXIMUM                                     MINIMUM
                    COMMENCEMENT          FEE         FEE         UNIT        UNIT        UNITS                           TOTAL
SUBACCOUNT   YEAR   DATE(1)               RATE(2)     RATE(2)     VALUE(3)    VALUE(3)    OUTSTANDING         NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSGA MODERATELY AGGRESSIVE INDEX ALLOCATION SERVICE CLASS
             2013                            0.65%       3.20%      $ 11.63      $ 13.32   12,507,329  $    160,686,710     10.92%
             2012                            0.65%       3.20%        10.64        11.70   11,219,554       127,959,706      9.25%
             2011                            0.65%       3.00%        10.15        10.39    7,300,410        75,180,805     -5.47%
             2010               11/18/10     1.15%       2.80%        10.74        10.81      542,212         5,847,902     -0.04%
LVIP SSGA MODERATELY AGGRESSIVE STRUCTURED ALLOCATION SERVICE CLASS
             2013                            0.65%       3.20%        11.69        13.36   31,418,682       404,618,283     11.26%
             2012                            0.65%       3.20%        10.95        11.71   31,366,763       357,707,878      7.83%
             2011                            0.65%       3.00%        10.30        10.59   22,719,184       237,348,906     -4.61%
             2010               11/18/10     0.75%       2.70%        10.80        10.89    1,483,235        16,077,151      0.03%
LVIP SSGA S&P 500 INDEX STANDARD CLASS
             2013                            0.60%       2.60%        13.44        21.45    2,441,004        36,194,110     28.61%
             2012                            0.65%       2.60%        10.45        11.44      141,381         1,630,111     12.68%
             2011                            1.40%       2.60%         9.27        10.04      191,922         1,897,063     -0.76%
             2010                            1.40%       2.60%         9.37         9.99      204,002         2,012,755     11.84%
             2009                            1.40%       2.55%         8.67         8.83      176,761         1,551,468     23.86%
LVIP SSGA S&P 500 INDEX SERVICE CLASS
             2013                            0.65%       3.20%        12.46        19.10   59,168,258       838,667,663     27.60%
             2012                            0.65%       3.15%         9.73        14.94   45,862,651       502,663,971     11.78%
             2011                            0.65%       3.15%         8.67         9.97   43,622,939       421,172,307     -1.26%
             2010                            0.65%       2.85%         8.77         9.94   43,337,481       418,910,568     11.23%
             2009                            0.65%       2.85%         7.77         8.79   25,348,953       217,699,880     22.25%
LVIP SSGA SMALL-CAP INDEX STANDARD CLASS
             2013                            0.60%       1.90%        15.66        23.77       28,036           625,775     35.31%
             2012                            0.60%       1.90%        16.67        16.67        3,759            61,884     13.94%
             2011               12/5/11      1.70%       1.70%        14.63        14.63          798            11,669     -0.78%
LVIP SSGA SMALL-CAP INDEX SERVICE CLASS
             2013                            0.60%       3.20%        12.07        21.11   22,742,885       297,575,702     33.24%
             2012                            0.65%       3.20%         9.03        15.80   14,853,295       143,442,614     11.97%
             2011                            0.65%       3.20%         8.03         8.89   14,871,629       126,195,557     -7.48%
             2010                            0.65%       2.85%         8.68         9.40   13,551,043       122,688,382     22.34%
             2009                            0.65%       2.85%         7.10         7.52    8,628,513        63,133,650     22.17%
LVIP SSGA SMALL-CAP RPM STANDARD CLASS
             2013               12/19/13     0.65%       0.65%        11.24        11.24        3,565            40,066      3.04%
LVIP SSGA SMALL-CAP RPM SERVICE CLASS
             2013                5/20/13     0.65%       3.20%        11.04        11.22    2,436,000        27,146,121      2.73%
LVIP SSGA SMALL-MID CAP 200 STANDARD CLASS
             2013                            0.60%       2.15%        25.50        25.50       38,577           792,799     33.62%
             2012                7/18/12     0.65%       0.65%        19.09        19.09        1,129            21,540      7.77%
LVIP SSGA SMALL-MID CAP 200 SERVICE CLASS
             2013                            0.65%       3.15%        14.35        22.71    5,835,284       110,745,734     30.00%
             2012                            0.65%       3.15%        11.04        17.43    6,502,550        93,579,793     10.02%
             2011                            0.65%       3.15%        12.39        13.39    6,952,262        89,660,120     -5.20%
             2010                            0.65%       2.85%        13.07        13.81    7,055,885        94,875,875     23.85%
             2009                            0.65%       2.85%        10.55        10.91    4,142,174        44,470,690     47.05%
LVIP T. ROWE PRICE GROWTH STOCK SERVICE CLASS
             2013                            0.65%       3.00%        12.85        20.76   13,530,291       188,596,407     34.61%
             2012                            0.65%       3.00%         9.53        15.42   14,060,882       143,608,085     14.59%
             2011                            0.65%       2.95%         8.31         9.20    9,783,128        86,030,329     -4.65%
             2010                            0.65%       2.85%         8.72         9.44    7,849,330        71,341,526     13.17%
             2009                            0.65%       2.85%         7.71         8.16    5,541,855        43,985,519     38.79%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
             2013                            1.30%       3.00%        14.82        27.25      112,290         2,692,674     30.82%
             2012                            1.30%       3.00%        13.18        20.64      126,393         2,298,791     13.09%
             2011                            1.30%       2.80%        11.62        18.13      137,181         2,184,638     -6.38%
             2010                            1.30%       2.65%        12.40        19.27      169,937         2,874,844     25.02%
             2009                            1.30%       2.65%         9.90        15.34      164,956         2,212,388     42.51%



                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSGA MODERATELY AGGRESSIVE INDEX ALLOCATION SERVICE CLASS
             2013     13.78%        1.31%
             2012     11.84%        2.25%
             2011     -3.90%        0.03%
             2010      2.21%        0.00%
LVIP SSGA MODERATELY AGGRESSIVE STRUCTURED ALLOCATION SERVICE CLASS
             2013     14.14%        2.21%
             2012     10.39%        3.99%
             2011     -2.73%        0.18%
             2010      3.66%        0.00%
LVIP SSGA S&P 500 INDEX STANDARD CLASS
             2013     31.15%        2.35%
             2012     14.04%        0.86%
             2011      0.43%        0.97%
             2010     13.13%        1.25%
             2009     24.36%        1.79%
LVIP SSGA S&P 500 INDEX SERVICE CLASS
             2013     30.82%        1.44%
             2012     14.61%        0.76%
             2011      0.94%        0.68%
             2010     13.71%        1.14%
             2009     24.97%        1.56%
LVIP SSGA SMALL-CAP INDEX STANDARD CLASS
             2013     37.08%        1.75%
             2012     13.94%        1.24%
             2011     -0.78%        0.00%
LVIP SSGA SMALL-CAP INDEX SERVICE CLASS
             2013     36.67%        0.62%
             2012     14.86%        0.46%
             2011     -5.42%        0.11%
             2010     25.06%        0.36%
             2009     24.89%        0.65%
LVIP SSGA SMALL-CAP RPM STANDARD CLASS
             2013      3.04%        1.09%
LVIP SSGA SMALL-CAP RPM SERVICE CLASS
             2013     11.29%        2.08%
LVIP SSGA SMALL-MID CAP 200 STANDARD CLASS
             2013     33.62%        7.43%
             2012      7.77%        2.82%
LVIP SSGA SMALL-MID CAP 200 SERVICE CLASS
             2013     33.29%        2.37%
             2012     12.81%        2.26%
             2011     -3.09%        1.40%
             2010     26.61%        1.81%
             2009     50.31%        1.90%
LVIP T. ROWE PRICE GROWTH STOCK SERVICE CLASS
             2013     37.81%        0.00%
             2012     17.25%        0.00%
             2011     -2.53%        0.00%
             2010     15.68%        0.00%
             2009     41.80%        0.00%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
             2013     33.06%        0.00%
             2012     14.80%        0.00%
             2011     -5.11%        0.00%
             2010     26.71%        0.00%
             2009     44.45%        0.10%


LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N


                                          MINIMUM     MAXIMUM     MINIMUM     MAXIMUM                                     MINIMUM
                    COMMENCEMENT          FEE         FEE         UNIT        UNIT        UNITS                           TOTAL
SUBACCOUNT   YEAR   DATE(1)               RATE(2)     RATE(2)     VALUE(3)    VALUE(3)    OUTSTANDING         NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH SERVICE CLASS
             2013                            0.65%       3.20%      $ 14.64      $ 26.40    4,027,389  $     87,518,859     30.29%
             2012                            0.65%       3.15%        11.49        19.90    4,766,371        80,236,899     12.64%
             2011                            0.65%       2.95%        11.02        17.39    4,086,361        60,225,079     -6.81%
             2010                            0.65%       2.85%        11.59        18.38    3,027,569        47,561,006     24.46%
             2009                            0.65%       2.85%         9.13        14.55    2,315,538        28,997,538     41.87%
LVIP TEMPLETON GROWTH RPM SERVICE CLASS
             2013                            0.60%       3.20%         9.66        16.18   35,895,869       379,146,347     15.86%
             2012                            0.65%       3.20%         8.31        13.93   17,221,882       154,522,717     17.16%
             2011                            0.65%       3.15%         7.07        10.81   15,769,152       118,673,830     -6.11%
             2010                            0.65%       2.90%         7.53         8.15   13,007,007       102,455,858      3.31%
             2009                            0.65%       2.85%         7.29         7.72   10,349,314        77,857,452     24.21%
LVIP UBS LARGE CAP GROWTH RPM STANDARD CLASS
             2013                            1.30%       2.75%        13.98        19.57      142,373         2,446,788     22.22%
             2012                            1.30%       2.65%        11.42        15.80      160,781         2,243,019     13.35%
             2011                            1.30%       2.65%        10.06        13.82      173,576         2,112,536     -8.15%
             2010                            1.30%       2.65%        10.94        14.97      215,585         2,825,485      8.54%
             2009                            1.30%       2.55%        10.07        13.74      236,966         2,833,177     35.04%
LVIP UBS LARGE CAP GROWTH RPM SERVICE CLASS
             2013                            0.60%       3.20%        12.80        18.96    9,802,967       160,591,468     21.24%
             2012                            0.65%       3.20%        10.56        15.35    4,411,010        60,049,258     12.45%
             2011                            0.65%       3.20%         9.84        13.40    4,028,664        48,611,933     -8.53%
             2010                            0.65%       2.80%        10.64        14.44    4,790,609        63,658,856      8.01%
             2009                            0.75%       2.80%         9.67        13.17    4,489,735        54,781,676     34.36%
LVIP VANGUARD DOMESTIC EQUITY ETF STANDARD CLASS
             2013                            0.60%       1.90%        13.53        13.99       27,270           375,037     28.07%
             2012                6/22/12     0.60%       1.90%        10.56        10.79       10,419           112,131     -0.96%
LVIP VANGUARD DOMESTIC EQUITY ETF SERVICE CLASS
             2013                            0.65%       3.20%        12.99        15.35    5,998,517        81,252,076     26.10%
             2012                            0.65%       3.20%        10.31        11.89    4,232,339        44,730,410     11.32%
             2011                5/31/11     0.65%       3.15%         9.26        10.44    1,559,907        14,571,491     -8.09%
LVIP VANGUARD INTERNATIONAL EQUITY ETF STANDARD CLASS
             2013                            0.60%       1.90%        11.00        11.38       32,064           359,162     12.59%
             2012                3/26/12     0.60%       1.90%         9.77         9.97        5,807            57,783      1.29%
LVIP VANGUARD INTERNATIONAL EQUITY ETF SERVICE CLASS
             2013                            0.65%       3.20%        10.56        12.18    3,780,849        41,605,443     10.86%
             2012                            0.65%       3.20%         9.53        10.74    2,676,477        26,145,484     15.35%
             2011                5/24/11     0.65%       3.15%         8.26         9.10    1,069,284         8,915,387    -18.92%
LVIP VIP CONTRAFUND RPM STANDARD CLASS
             2013               11/14/13     0.65%       1.70%        11.07        11.15       10,150           112,800      2.47%
LVIP VIP CONTRAFUND RPM SERVICE CLASS
             2013                5/20/13     0.60%       3.20%        10.94        11.13    8,656,233        95,635,695      4.63%
LORD ABBETT FUNDAMENTAL EQUITY CLASS VC
             2013                            0.65%       2.55%        14.04        22.38      850,301        17,237,836     32.34%
             2012                            0.65%       2.55%        10.61        16.60      987,863        14,919,914      7.80%
             2011                            0.65%       2.55%        14.28        15.11    1,045,826        14,435,281     -6.80%
             2010                            0.65%       2.45%        15.41        15.92      630,717         9,982,968     16.44%
             2009                            0.65%       2.20%        13.45        13.45      355,079         4,767,170     25.03%
MFS VIT CORE EQUITY SERVICE CLASS
             2013                            1.30%       2.65%        14.89        21.60      150,821         2,787,669     30.72%
             2012                            1.30%       2.65%        11.37        16.30      153,734         2,143,823     12.92%
             2011                            1.30%       2.65%        10.06        14.36      182,259         2,225,017     -3.86%
             2010                            1.30%       2.65%        10.44        14.91      214,952         2,729,647     13.81%
             2009                            1.30%       2.65%         9.16        13.07      268,829         2,974,261     28.78%
MFS VIT GROWTH INITIAL CLASS
             2013                            1.40%       2.35%        19.03        26.91      178,292         3,411,475     33.68%
             2012                            1.40%       2.35%        14.10        20.09      194,320         2,756,529     14.66%
             2011                            1.40%       2.35%        12.18        17.49      217,368         2,664,912     -2.64%
             2010                            1.40%       2.35%        12.39        17.93      252,322         3,148,241     12.66%
             2009                            1.40%       2.35%        10.90        15.88      298,447         3,274,416     34.48%


                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH SERVICE CLASS
             2013     33.59%        0.00%
             2012     15.26%        0.00%
             2011     -4.74%        0.00%
             2010     27.23%        0.00%
             2009     45.02%        0.00%
LVIP TEMPLETON GROWTH RPM SERVICE CLASS
             2013     18.86%        1.49%
             2012     20.13%        1.77%
             2011     -3.96%        2.04%
             2010      5.61%        1.78%
             2009     26.98%        1.55%
LVIP UBS LARGE CAP GROWTH RPM STANDARD CLASS
             2013     23.88%        0.00%
             2012     14.89%        0.00%
             2011     -6.90%        0.20%
             2010      9.91%        0.70%
             2009     36.74%        0.81%
LVIP UBS LARGE CAP GROWTH RPM SERVICE CLASS
             2013     24.37%        0.00%
             2012     15.35%        0.00%
             2011     -6.54%        0.00%
             2010     10.25%        0.52%
             2009     37.14%        0.95%
LVIP VANGUARD DOMESTIC EQUITY ETF STANDARD CLASS
             2013     29.74%        1.36%
             2012      9.08%        1.88%
LVIP VANGUARD DOMESTIC EQUITY ETF SERVICE CLASS
             2013     29.36%        1.12%
             2012     14.13%        1.59%
             2011     11.02%        0.84%
LVIP VANGUARD INTERNATIONAL EQUITY ETF STANDARD CLASS
             2013     14.08%        4.76%
             2012     18.64%        7.35%
LVIP VANGUARD INTERNATIONAL EQUITY ETF SERVICE CLASS
             2013     13.72%        2.24%
             2012     18.27%        5.00%
             2011      6.08%        0.00%
LVIP VIP CONTRAFUND RPM STANDARD CLASS
             2013      3.36%        1.67%
LVIP VIP CONTRAFUND RPM SERVICE CLASS
             2013     14.23%        1.77%
LORD ABBETT FUNDAMENTAL EQUITY CLASS VC
             2013     34.88%        0.23%
             2012      9.87%        0.54%
             2011     -5.11%        0.24%
             2010     18.26%        0.39%
             2009     25.03%        0.39%
MFS VIT CORE EQUITY SERVICE CLASS
             2013     32.50%        0.79%
             2012     14.45%        0.47%
             2011     -2.55%        0.66%
             2010     15.35%        0.92%
             2009     30.53%        1.41%
MFS VIT GROWTH INITIAL CLASS
             2013     34.95%        0.23%
             2012     15.76%        0.00%
             2011     -1.71%        0.19%
             2010     13.73%        0.12%
             2009     35.76%        0.32%

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N


                                         MINIMUM     MAXIMUM     MINIMUM     MAXIMUM                                     MINIMUM
                    COMMENCEMENT         FEE         FEE         UNIT        UNIT        UNITS                           TOTAL
SUBACCOUNT   YEAR   DATE(1)              RATE(2)     RATE(2)     VALUE(3)    VALUE(3)    OUTSTANDING         NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
MFS VIT GROWTH SERVICE CLASS
             2013                           0.65%       3.15%      $  9.23      $ 27.05    2,388,555  $     39,011,618     32.26%
             2012                           0.65%       3.15%         6.88        20.19    2,031,830        24,495,882     13.45%
             2011                           0.65%       3.15%         5.99        17.57    1,819,693        18,605,962     -3.31%
             2010                           0.65%       2.80%         6.13        17.99    1,377,501        14,515,038     11.85%
             2009                           0.75%       2.80%         5.43        15.94    1,133,560        10,054,060     33.74%
MFS VIT TOTAL RETURN INITIAL CLASS
             2013                           1.40%       2.35%        16.96        19.75      523,192        10,232,408     16.28%
             2012                           1.40%       2.35%        14.53        16.82      641,850        10,712,722      8.67%
             2011                           1.40%       2.35%        13.27        15.34      771,762        11,755,872     -0.59%
             2010                           1.40%       2.35%        13.25        15.28      930,794        14,141,260      7.38%
             2009                           1.40%       2.35%        12.25        14.10    1,122,524        15,719,007     15.29%
MFS VIT TOTAL RETURN SERVICE CLASS
             2012                           0.65%       3.00%        10.78        15.45   21,159,447       278,375,650      7.66%
             2011                           0.65%       3.00%         9.88        14.13   23,744,780       287,424,116     -1.27%
             2010                           0.65%       2.85%         9.89        14.10   26,324,559       320,891,076      6.55%
             2009                           0.65%       2.85%         9.17        13.04   25,879,249       296,846,148     14.42%
MFS VIT UTILITIES INITIAL CLASS
             2013                           1.40%       2.35%        28.63        43.00      329,869        10,793,626     17.72%
             2012                           1.40%       2.35%        24.14        36.46      368,766        10,154,800     10.85%
             2011                           1.40%       2.35%        21.61        32.82      438,395        10,788,087      4.30%
             2010                           1.40%       2.35%        20.57        31.41      528,719        12,359,268     11.17%
             2009                           1.40%       2.35%        18.36        28.19      886,526        18,430,756     30.12%
MFS VIT UTILITIES SERVICE CLASS
             2013                           0.65%       3.20%        13.48        43.26    8,857,378       217,755,613     16.43%
             2012                           0.65%       3.20%        11.58        36.65    9,710,700       202,449,105      9.65%
             2011                           0.65%       3.20%        12.18        32.38    9,912,951       187,068,650      3.51%
             2010                           0.65%       2.85%        11.62        31.03    9,659,921       176,418,368     10.32%
             2009                           0.65%       2.85%        10.41        27.90   10,128,784       167,168,663     29.14%
MORGAN STANLEY UIF CAPITAL GROWTH CLASS II
             2013                           0.65%       2.30%        18.74        33.11       70,080         1,998,069     44.51%
             2012                           0.65%       2.20%        12.90        22.56       80,314         1,585,107     11.96%
             2011                           0.65%       1.85%        19.30        19.91       83,417         1,463,259     -4.63%
             2010                           0.65%       1.65%        20.24        20.67       61,149         1,257,711     20.61%
             2009                           0.65%       1.65%        16.95        16.95       41,902           709,340     63.92%
NB AMT MID CAP GROWTH I CLASS
             2012                           1.15%       2.90%        13.79        21.86    1,992,717        36,876,586      9.31%
             2011                           1.15%       2.80%        12.41        19.70    2,549,870        42,704,716     -2.30%
             2010                           1.15%       2.80%        12.49        19.87    3,131,370        53,220,622     25.54%
             2009                           1.15%       2.80%         9.79        15.59    3,722,577        49,806,670     27.96%
NB AMT MID CAP INTRINSIC VALUE I CLASS
             2013                           1.15%       2.90%        14.70        27.02    1,643,558        40,691,909     33.14%
             2012                           1.15%       2.90%        10.97        20.08    1,996,543        36,696,208     12.28%
             2011                           1.15%       2.85%         9.71        17.71    2,478,404        40,147,591     -9.12%
             2010                           1.15%       2.85%        10.63        19.29    3,131,986        55,143,709     22.64%
             2009                           1.15%       2.85%         8.61        15.57    3,960,978        56,317,829     42.44%
OPPENHEIMER GLOBAL FUND/VA SERVICE CLASS
             2013                           0.65%       2.20%        13.68        24.37      413,888         8,792,629     24.35%
             2012                           0.65%       2.10%        11.00        19.32      451,145         7,598,199     18.44%
             2011                           0.65%       2.20%        10.60        16.08      489,083         6,783,278    -10.52%
             2010                           0.65%       2.20%        17.26        17.69      218,942         3,814,587     13.64%
             2009                           0.65%       1.80%        15.22        15.22       82,118         1,260,958     37.09%
PIMCO VIT COMMODITYREALRETURN STRATEGY ADVISOR CLASS
             2013                           0.65%       2.75%        10.58        12.62    1,018,149        12,296,157    -16.86%
             2012                           0.65%       2.80%        12.56        14.90      970,247        13,956,075      2.23%
             2011                           0.65%       2.80%        13.48        14.26    1,029,506        14,298,970    -10.10%
             2010                           0.65%       2.80%        14.99        15.53      774,132        11,842,341     20.82%
             2009                7/1/09     0.65%       2.80%        12.41        12.58      331,446         4,144,190      3.62%



                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
MFS VIT GROWTH SERVICE CLASS
             2013     35.61%        0.13%
             2012     16.32%        0.00%
             2011     -1.20%        0.02%
             2010     14.16%        0.00%
             2009     35.76%        0.03%
MFS VIT TOTAL RETURN INITIAL CLASS
             2013     17.39%        1.72%
             2012      9.71%        2.73%
             2011      0.36%        2.54%
             2010      8.40%        2.78%
             2009     16.39%        3.99%
MFS VIT TOTAL RETURN SERVICE CLASS
             2012     10.22%        2.49%
             2011      0.93%        2.35%
             2010      8.92%        2.53%
             2009     16.96%        3.36%
MFS VIT UTILITIES INITIAL CLASS
             2013     18.84%        2.31%
             2012     11.91%        6.65%
             2011      5.30%        3.17%
             2010     12.23%        3.15%
             2009     31.37%        5.42%
MFS VIT UTILITIES SERVICE CLASS
             2013     19.44%        2.07%
             2012     12.48%        6.46%
             2011      5.82%        3.04%
             2010     12.77%        3.03%
             2009     32.01%        5.05%
MORGAN STANLEY UIF CAPITAL GROWTH CLASS II
             2013     46.76%        0.21%
             2012     13.31%        0.00%
             2011     -3.67%        0.00%
             2010     21.82%        0.00%
             2009     63.92%        0.00%
NB AMT MID CAP GROWTH I CLASS
             2012     11.13%        0.00%
             2011     -0.68%        0.00%
             2010     27.62%        0.00%
             2009     30.09%        0.00%
NB AMT MID CAP INTRINSIC VALUE I CLASS
             2013     35.48%        1.15%
             2012     14.21%        0.59%
             2011     -7.57%        0.60%
             2010     24.74%        0.68%
             2009     44.88%        1.67%
OPPENHEIMER GLOBAL FUND/VA SERVICE CLASS
             2013     26.17%        1.17%
             2012     20.17%        1.93%
             2011     -9.12%        0.80%
             2010     14.95%        0.82%
             2009     37.09%        0.17%
PIMCO VIT COMMODITYREALRETURN STRATEGY ADVISOR CLASS
             2013    -15.27%        1.67%
             2012      4.44%        2.44%
             2011     -8.14%       14.26%
             2010     23.44%       15.68%
             2009     29.90%        6.63%


LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N


                                    MINIMUM     MAXIMUM     MINIMUM     MAXIMUM                                     MINIMUM
                    COMMENCEMENT    FEE         FEE         UNIT        UNIT        UNITS                           TOTAL
SUBACCOUNT   YEAR   DATE(1)         RATE(2)     RATE(2)     VALUE(3)    VALUE(3)    OUTSTANDING         NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE CLASS IB
             2013                      1.30%       2.65%      $ 17.89      $ 21.94      214,575  $      4,055,822     37.97%
             2012                      1.30%       2.65%        12.88        15.69      368,991         5,014,006     19.08%
             2011                      1.30%       2.65%        10.74        13.00      229,560         2,578,235     -3.77%
             2010                      1.30%       2.65%        11.08        13.33      247,720         2,883,922     -0.21%
             2009                      1.30%       2.65%        11.03        13.18      286,303         3,309,551     22.71%
PUTNAM VT GROWTH & INCOME CLASS IB
             2013                      1.30%       2.35%        12.97        19.70      105,381         1,744,914     32.53%
             2012                      1.30%       2.35%         9.77        14.86      103,687         1,285,320     16.37%
             2011                      1.30%       2.35%        10.18        12.52      130,443         1,384,436     -6.86%
             2010                      1.30%       2.35%        10.89        13.41      175,377         2,005,396     11.72%
             2009                      1.30%       2.35%         9.71        11.98      217,059         2,203,940     26.80%


                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE CLASS IB
             2013     39.84%        1.22%
             2012     20.69%        1.09%
             2011     -2.45%        0.83%
             2010      1.14%        1.96%
             2009     24.38%        0.00%
PUTNAM VT GROWTH & INCOME CLASS IB
             2013     33.93%        1.56%
             2012     17.60%        1.78%
             2011     -5.87%        1.23%
             2010     12.90%        1.61%
             2009     28.14%        3.12%


(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.
(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.
(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.
(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.
(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

4. PURCHASES AND SALES OF INVESTMENTS



The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2013:


                                                                                                      AGGREGATE        AGGREGATE
                                                                                                      COST OF          PROCEEDS
SUBACCOUNT                                                                                            PURCHASES        FROM SALES
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                                             $       6,388,950  $     5,929,421
ABVPSF Growth and Income Class B                                                                          3,377,289      177,811,885
ABVPSF International Value Class B                                                                        6,774,479      221,435,362
ABVPSF Large Cap Growth Class B                                                                             346,644        2,008,124
ABVPSF Small/Mid Cap Value Class B                                                                       42,388,638       24,061,809
American Century VP Inflation Protection Class II                                                        21,048,928      469,139,859
American Funds Asset Allocation Class 1                                                                     562,185            9,450
American Funds Blue Chip Income and Growth Class 1                                                          352,414          115,803
American Funds Bond Class 1                                                                                 710,427            4,867
American Funds Global Balanced Class 1                                                                      382,166          184,270
American Funds Global Bond Class 1                                                                          878,431           68,080
American Funds Global Discovery Class 1                                                                      17,211           47,618
American Funds Global Growth Class 1                                                                        162,402            8,983
American Funds Global Growth Class 2                                                                     11,322,960       52,376,651
American Funds Global Growth and Income Class 1                                                             165,609            2,827
American Funds Global Small Capitalization Class 1                                                          160,774            2,151
American Funds Global Small Capitalization Class 2                                                       16,825,539       67,371,822
American Funds Growth Class 1                                                                             1,561,164           83,503
American Funds Growth Class 2                                                                            23,777,613      304,941,736
American Funds Growth-Income Class 1                                                                        771,929           12,777
American Funds Growth-Income Class 2                                                                     38,470,215      316,359,236
American Funds High-Income Bond Class 1                                                                     225,113           45,226
American Funds International Class 1                                                                        261,602           23,643
American Funds International Class 2                                                                     43,869,183      101,358,481
American Funds International Growth and Income Class 1                                                      819,726           25,557
American Funds Managed Risk Asset Allocation Class P1                                                       358,876            1,741
American Funds Managed Risk Blue Chip Income and Growth Class P1                                             11,323               19
American Funds Managed Risk Growth Class P1                                                                  50,327              653
American Funds Managed Risk Growth-Income Class P1                                                            6,128               --
American Funds Mortgage Class 1                                                                             179,179            5,376
American Funds New World Class 1                                                                            630,900           17,579
American Funds U.S. Government/AAA-Rated Securities Class 1                                                 561,836          335,840
BlackRock Global Allocation V.I. Class I                                                                    887,657           31,078
BlackRock Global Allocation V.I. Class III                                                              130,934,957      108,706,894
Delaware VIP Diversified Income Standard Class                                                              547,274           42,873
Delaware VIP Diversified Income Service Class                                                           202,568,227      112,767,448
Delaware VIP Emerging Markets Service Class                                                              33,546,240       47,490,921
Delaware VIP High Yield Standard Class                                                                      944,293        5,902,170
Delaware VIP High Yield Service Class                                                                    31,885,703       59,410,093
Delaware VIP International Value Equity Standard Class                                                        3,341           39,207
Delaware VIP Limited-Term Diversified Income Standard Class                                                 892,883           63,907
Delaware VIP Limited-Term Diversified Income Service Class                                              287,123,554       60,224,804
Delaware VIP REIT Standard Class                                                                            684,725          811,633
Delaware VIP REIT Service Class                                                                          15,076,821       27,031,416
Delaware VIP Small Cap Value Standard Class                                                                 662,481        1,486,745
Delaware VIP Small Cap Value Service Class                                                               32,646,743       67,502,663
Delaware VIP Smid Cap Growth Standard Class                                                                 862,430        1,685,027
Delaware VIP Smid Cap Growth Service Class                                                               24,635,463       29,000,960
Delaware VIP U.S. Growth Service Class                                                                   27,068,283       47,096,350
Delaware VIP Value Standard Class                                                                           990,121        1,087,310
Delaware VIP Value Service Class                                                                         43,525,696       35,977,303
DWS Alternative Asset Allocation VIP Class A                                                                631,661           41,527
DWS Alternative Asset Allocation VIP Class B                                                             11,038,105        6,405,924
DWS Equity 500 Index VIP Class A                                                                            997,158       14,660,683
DWS Equity 500 Index VIP Class B                                                                          1,631,954       29,212,644
DWS Small Cap Index VIP Class A                                                                             408,883        1,111,978
DWS Small Cap Index VIP Class B                                                                           1,037,705       13,437,632
Fidelity VIP Contrafund Service Class 2                                                                  27,975,683      139,825,255
Fidelity VIP Equity-Income Initial Class                                                                     28,428        7,082,753

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N


                                                                                                      AGGREGATE        AGGREGATE
                                                                                                      COST OF          PROCEEDS
SUBACCOUNT                                                                                            PURCHASES        FROM SALES
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Service Class 2                                                        $         205,956  $    38,830,203
Fidelity VIP Growth Initial Class                                                                            65,918          828,513
Fidelity VIP Growth Service Class 2                                                                      14,821,958       26,558,929
Fidelity VIP Mid Cap Service Class 2                                                                     90,184,203       92,611,867
Fidelity VIP Overseas Initial Class                                                                          17,835        1,747,484
Fidelity VIP Overseas Service Class 2                                                                     1,440,649       79,900,325
FTVIPT Franklin Income Securities Class 2                                                                70,694,822       61,812,098
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                                                   1,454,266      112,927,922
FTVIPT Mutual Shares Securities Class 2                                                                  38,148,930      107,053,148
FTVIPT Templeton Global Bond Securities Class 2                                                          47,604,989       69,749,814
FTVIPT Templeton Growth Securities Class 2                                                                3,555,736       12,390,419
Goldman Sachs VIT Large Cap Value Service Class                                                          20,974,754       31,108,687
Huntington VA Balanced                                                                                      299,626          324,593
Huntington VA Dividend Capture                                                                              256,273          258,949
Invesco V.I. American Franchise Series I                                                                     47,774          580,940
Invesco V.I. American Franchise Series II                                                                    23,729          251,727
Invesco V.I. Core Equity Series I                                                                           161,479        1,484,266
Invesco V.I. Core Equity Series II                                                                           90,839          507,034
Invesco V.I. International Growth Series I                                                                  105,646          543,773
Invesco V.I. International Growth Series II                                                                 232,023          374,508
Janus Aspen Balanced Service Class                                                                        2,519,863        3,664,669
Janus Aspen Enterprise Service Class                                                                        222,255        1,824,814
Janus Aspen Global Research Service Class                                                                   197,229          329,323
LVIP American Balanced Allocation Standard Class                                                          7,783,477           99,163
LVIP American Global Growth Service Class II                                                             12,834,650        5,711,217
LVIP American Global Small Capitalization Service Class II                                                7,804,394        6,797,274
LVIP American Growth Allocation Standard Class                                                              286,725            8,341
LVIP American Growth Service Class II                                                                    25,398,895       20,234,341
LVIP American Growth-Income Service Class II                                                             24,306,806       17,429,049
LVIP American Income Allocation Standard Class                                                                1,318                3
LVIP American International Service Class II                                                             13,609,811       12,639,594
LVIP American Preservation Standard Class                                                                   242,348           24,824
LVIP Baron Growth Opportunities Service Class                                                            43,967,379       18,971,739
LVIP BlackRock Emerging Markets RPM Standard Class                                                           67,390            2,593
LVIP BlackRock Emerging Markets RPM Service Class                                                        86,091,133          416,745
LVIP BlackRock Equity Dividend RPM Standard Class                                                            99,850              592
LVIP BlackRock Equity Dividend RPM Service Class                                                        217,554,562        1,046,317
LVIP BlackRock Global Allocation V.I. RPM Standard Class                                                    274,525              622
LVIP BlackRock Global Allocation V.I. RPM Service Class                                                 296,026,983               --
LVIP BlackRock Inflation Protected Bond Standard Class                                                      333,464          167,123
LVIP BlackRock Inflation Protected Bond Service Class                                                   557,201,603       88,851,943
LVIP Capital Growth Service Class                                                                         5,248,549       43,487,114
LVIP Clarion Global Real Estate Service Class                                                            15,313,795       13,201,580
LVIP Columbia Small-Mid Cap Growth RPM Service Class                                                    110,544,470          329,061
LVIP Delaware Bond Standard Class                                                                         4,824,400       28,416,028
LVIP Delaware Bond Service Class                                                                        308,209,951       62,236,026
LVIP Delaware Diversified Floating Rate Standard Class                                                      979,653           32,656
LVIP Delaware Diversified Floating Rate Service Class                                                   478,754,797        6,424,332
LVIP Delaware Foundation Aggressive Allocation Standard Class                                               304,539        2,737,715
LVIP Delaware Foundation Aggressive Allocation Service Class                                              3,957,572        7,147,382
LVIP Delaware Growth and Income Service Class                                                             7,143,580        7,466,105
LVIP Delaware Social Awareness Standard Class                                                               865,006        2,676,063
LVIP Delaware Social Awareness Service Class                                                             10,095,931        8,138,405
LVIP Delaware Special Opportunities Service Class                                                        14,139,192        9,866,567
LVIP Dimensional Non-U.S. Equity RPM Standard Class                                                         826,934           70,652
LVIP Dimensional Non-U.S. Equity RPM Service Class                                                       63,644,563        1,732,305
LVIP Dimensional U.S. Equity RPM Standard Class                                                           1,281,016          200,213
LVIP Dimensional U.S. Equity RPM Service Class                                                          102,133,852        6,118,828
LVIP Dimensional/Vanguard Total Bond Standard Class                                                       1,451,816           85,449
LVIP Dimensional/Vanguard Total Bond Service Class                                                      106,272,707        8,596,995
LVIP Global Income Service Class                                                                         64,468,843       22,266,814
LVIP JPMorgan High Yield Service Class                                                                   63,802,567       47,669,065

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N


                                                                                                      AGGREGATE        AGGREGATE
                                                                                                      COST OF          PROCEEDS
SUBACCOUNT                                                                                            PURCHASES        FROM SALES
------------------------------------------------------------------------------------------------------------------------------------
LVIP JPMorgan Mid Cap Value RPM Service Class                                                     $     136,475,225  $       381,123
LVIP Managed Risk Profile 2010 Service Class                                                              1,629,529        3,018,216
LVIP Managed Risk Profile 2020 Service Class                                                              2,408,732        3,086,902
LVIP Managed Risk Profile 2030 Service Class                                                              1,399,166        3,427,818
LVIP Managed Risk Profile 2040 Service Class                                                              1,349,788        1,644,919
LVIP Managed Risk American Balanced Allocation Standard Class                                               652,451            6,752
LVIP Managed Risk American Growth Allocation Standard Class                                                 457,081            3,702
LVIP Managed Risk Profile Conservative Standard Class                                                            --           51,885
LVIP Managed Risk Profile Conservative Service Class                                                    354,562,161      106,401,038
LVIP Managed Risk Profile Growth Standard Class                                                           3,601,873           86,873
LVIP Managed Risk Profile Growth Service Class                                                        3,355,934,959        9,736,196
LVIP Managed Risk Profile Moderate Standard Class                                                            50,841              654
LVIP Managed Risk Profile Moderate Service Class                                                      2,222,200,426       62,649,140
LVIP MFS International Growth Service Class                                                              19,288,143       15,611,044
LVIP MFS International Growth RPM Service Class                                                          33,702,826           70,633
LVIP MFS Value Service Class                                                                             41,649,692       83,253,996
LVIP Mid-Cap Value Service Class                                                                          9,113,703       13,980,563
LVIP Mondrian International Value Standard Class                                                          3,862,591        3,729,417
LVIP Mondrian International Value Service Class                                                         216,462,415       34,694,954
LVIP Money Market Standard Class                                                                         38,190,904       46,100,564
LVIP Money Market Service Class                                                                         245,426,553      289,336,524
LVIP SSgA Bond Index Standard Class                                                                         149,037            7,397
LVIP SSgA Bond Index Service Class                                                                      101,060,957       58,264,166
LVIP SSgA Conservative Index Allocation Service Class                                                    17,651,675       18,407,061
LVIP SSgA Conservative Structured Allocation Service Class                                               14,795,479       33,004,328
LVIP SSgA Developed International 150 Standard Class                                                         26,328            2,472
LVIP SSgA Developed International 150 Service Class                                                       9,383,242       24,658,672
LVIP SSgA Emerging Markets 100 Standard Class                                                               204,239           25,186
LVIP SSgA Emerging Markets 100 Service Class                                                             35,484,362       26,669,574
LVIP SSgA Global Tactical Allocation RPM Standard Class                                                     157,514           23,569
LVIP SSgA Global Tactical Allocation RPM Service Class                                                  375,002,656       49,189,667
LVIP SSgA International Index Standard Class                                                                128,682            9,979
LVIP SSgA International Index Service Class                                                              88,017,399       37,942,984
LVIP SSgA Large Cap 100 Standard Class                                                                      821,672           64,847
LVIP SSgA Large Cap 100 Service Class                                                                    30,106,964       60,118,346
LVIP SSgA Large Cap RPM Standard Class                                                                        1,318               --
LVIP SSgA Large Cap RPM Service Class                                                                    24,386,462           52,777
LVIP SSgA Moderate Index Allocation Service Class                                                        38,550,491       15,421,991
LVIP SSgA Moderate Structured Allocation Service Class                                                  339,996,307       75,484,823
LVIP SSgA Moderately Aggressive Index Allocation Service Class                                           34,558,960       19,507,818
LVIP SSgA Moderately Aggressive Structured Allocation Service Class                                      38,930,519       35,128,201
LVIP SSgA S&P 500 Index Standard Class                                                                   34,738,835        3,889,453
LVIP SSgA S&P 500 Index Service Class                                                                   277,759,860      108,859,530
LVIP SSgA Small-Cap Index Standard Class                                                                    512,887           32,840
LVIP SSgA Small-Cap Index Service Class                                                                 137,877,128       50,071,274
LVIP SSgA Small-Cap RPM Standard Class                                                                       39,415               --
LVIP SSgA Small-Cap RPM Service Class                                                                    25,478,031           78,814
LVIP SSgA Small-Mid Cap 200 Standard Class                                                                  795,717           34,904
LVIP SSgA Small-Mid Cap 200 Service Class                                                                16,395,381       18,860,980
LVIP T. Rowe Price Growth Stock Service Class                                                            17,633,996       26,091,248
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                                                 874,292        1,226,058
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class                                               11,481,700       28,214,155
LVIP Templeton Growth RPM Service Class                                                                 185,362,366        2,080,265
LVIP UBS Large Cap Growth RPM Standard Class                                                                473,993          765,069
LVIP UBS Large Cap Growth RPM Service Class                                                              77,187,661        2,070,971
LVIP Vanguard Domestic Equity ETF Standard Class                                                            238,250           42,823
LVIP Vanguard Domestic Equity ETF Service Class                                                          27,346,429        5,817,602
LVIP Vanguard International Equity ETF Standard Class                                                       315,040           26,679
LVIP Vanguard International Equity ETF Service Class                                                     14,978,723        3,462,859
LVIP VIP Contrafund RPM Standard Class                                                                      111,330              629
LVIP VIP Contrafund RPM Service Class                                                                    89,680,513               --

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N


                                                                                                      AGGREGATE        AGGREGATE
                                                                                                      COST OF          PROCEEDS
SUBACCOUNT                                                                                            PURCHASES        FROM SALES
------------------------------------------------------------------------------------------------------------------------------------
Lord Abbett Fundamental Equity Class VC                                                           $       2,466,897  $     3,023,910
MFS VIT Core Equity Service Class                                                                           491,149          421,391
MFS VIT Growth Initial Class                                                                                124,936          390,953
MFS VIT Growth Service Class                                                                              9,536,827        4,304,464
MFS VIT Total Return Initial Class                                                                          265,627        2,400,395
MFS VIT Total Return Service Class                                                                        1,180,383      310,563,998
MFS VIT Utilities Initial Class                                                                             679,635        1,572,506
MFS VIT Utilities Service Class                                                                          21,628,793       36,856,042
Morgan Stanley UIF Capital Growth Class II                                                                  316,877          518,800
NB AMT Mid Cap Growth I Class                                                                               604,787       42,823,008
NB AMT Mid Cap Intrinsic Value I Class                                                                    2,118,106        9,837,362
Oppenheimer Global Fund/VA Service Class                                                                    488,561        1,150,491
PIMCO VIT CommodityRealReturn Strategy Advisor Class                                                      3,461,234        2,786,562
Putnam VT Global Health Care Class IB                                                                       910,184        3,379,248
Putnam VT Growth & Income Class IB                                                                          258,602          227,861


5. INVESTMENTS

The following is a summary of investments owned at December 31, 2013:


                                                                                               NET
                                                                                  SHARES       ASSET      FAIR VALUE
SUBACCOUNT                                                                        OWNED        VALUE      OF SHARES
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                              1,499,605  $ 20.18  $     30,262,035
ABVPSF International Value Class B                                                         9    14.86               128
ABVPSF Large Cap Growth Class B                                                      242,193    41.62        10,080,068
ABVPSF Small/Mid Cap Value Class B                                                 9,011,636    22.74       204,924,602
American Funds Asset Allocation Class 1                                               26,560    22.49           597,331
American Funds Blue Chip Income and Growth Class 1                                    74,062    13.12           971,687
American Funds Bond Class 1                                                           73,184    10.73           785,260
American Funds Global Balanced Class 1                                                20,764    11.37           236,089
American Funds Global Bond Class 1                                                    91,716    11.88         1,089,580
American Funds Global Growth Class 1                                                   6,001    30.11           180,676
American Funds Global Growth Class 2                                              10,988,453    29.92       328,774,501
American Funds Global Growth and Income Class 1                                       13,502    12.53           169,175
American Funds Global Small Capitalization Class 1                                     6,669    25.69           171,326
American Funds Global Small Capitalization Class 2                                18,561,084    25.25       468,667,363
American Funds Growth Class 1                                                         23,315    78.54         1,831,146
American Funds Growth Class 2                                                     21,983,219    77.94     1,713,372,064
American Funds Growth-Income Class 1                                                  16,412    50.72           832,410
American Funds Growth-Income Class 2                                              43,041,245    50.40     2,169,278,728
American Funds High-Income Bond Class 1                                               30,868    11.13           343,557
American Funds International Class 1                                                  21,264    21.22           451,230
American Funds International Class 2                                              36,798,071    21.15       778,279,195
American Funds International Growth and Income Class 1                                46,801    17.48           818,086
American Funds Managed Risk Asset Allocation Class P1                                 31,963    11.93           381,315
American Funds Managed Risk Blue Chip Income and Growth Class P1                       1,102    11.05            12,177
American Funds Managed Risk Growth Class P1                                            4,480    11.43            51,204
American Funds Managed Risk Growth-Income Class P1                                       546    11.50             6,275
American Funds Mortgage Class 1                                                       30,773    10.23           314,805
American Funds New World Class 1                                                      26,615    25.08           667,516
American Funds U.S. Government/AAA-Rated Securities Class 1                           22,662    11.94           270,587
BlackRock Global Allocation V.I. Class I                                              53,259    17.61           937,885
BlackRock Global Allocation V.I. Class III                                        89,608,991    15.58     1,396,108,083
Delaware VIP Diversified Income Standard Class                                        53,484    10.53           563,186
Delaware VIP Diversified Income Service Class                                    135,611,543    10.47     1,419,852,853
Delaware VIP Emerging Markets Service Class                                       17,116,667    21.40       366,296,681
Delaware VIP High Yield Standard Class                                               827,647     6.19         5,123,133
Delaware VIP High Yield Service Class                                             36,394,328     6.17       224,553,004
Delaware VIP International Value Equity Standard Class                                17,866    12.19           217,789




SUBACCOUNT                                                                      COST OF SHARES
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                         $     25,160,562
ABVPSF International Value Class B                                                         122
ABVPSF Large Cap Growth Class B                                                      6,120,853
ABVPSF Small/Mid Cap Value Class B                                                 151,830,803
American Funds Asset Allocation Class 1                                                552,995
American Funds Blue Chip Income and Growth Class 1                                     791,745
American Funds Bond Class 1                                                            804,073
American Funds Global Balanced Class 1                                                 228,804
American Funds Global Bond Class 1                                                   1,098,012
American Funds Global Growth Class 1                                                   161,473
American Funds Global Growth Class 2                                               228,715,605
American Funds Global Growth and Income Class 1                                        162,911
American Funds Global Small Capitalization Class 1                                     158,833
American Funds Global Small Capitalization Class 2                                 351,646,518
American Funds Growth Class 1                                                        1,655,512
American Funds Growth Class 2                                                    1,132,074,953
American Funds Growth-Income Class 1                                                   767,681
American Funds Growth-Income Class 2                                             1,468,527,476
American Funds High-Income Bond Class 1                                                353,643
American Funds International Class 1                                                   395,047
American Funds International Class 2                                               638,047,226
American Funds International Growth and Income Class 1                                 794,803
American Funds Managed Risk Asset Allocation Class P1                                  357,221
American Funds Managed Risk Blue Chip Income and Growth Class P1                        11,305
American Funds Managed Risk Growth Class P1                                             49,684
American Funds Managed Risk Growth-Income Class P1                                       6,128
American Funds Mortgage Class 1                                                        322,770
American Funds New World Class 1                                                       639,978
American Funds U.S. Government/AAA-Rated Securities Class 1                            280,099
BlackRock Global Allocation V.I. Class I                                               924,950
BlackRock Global Allocation V.I. Class III                                       1,269,679,866
Delaware VIP Diversified Income Standard Class                                         563,679
Delaware VIP Diversified Income Service Class                                    1,436,427,295
Delaware VIP Emerging Markets Service Class                                        328,010,555
Delaware VIP High Yield Standard Class                                               4,632,715
Delaware VIP High Yield Service Class                                              203,702,738
Delaware VIP International Value Equity Standard Class                                 242,995

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N


                                                                                          NET
                                                                             SHARES       ASSET      FAIR VALUE
SUBACCOUNT                                                                   OWNED        VALUE      OF SHARES        COST OF SHARES
------------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Limited-Term Diversified Income Standard Class                      91,567  $  9.86  $        902,849  $        905,376
Delaware VIP Limited-Term Diversified Income Service Class                  132,293,312     9.79     1,295,151,527     1,315,198,582
Delaware VIP REIT Standard Class                                                350,830    12.14         4,259,077         4,308,004
Delaware VIP REIT Service Class                                              11,577,478    12.12       140,319,025       137,557,811
Delaware VIP Small Cap Value Standard Class                                     193,144    41.72         8,057,972         4,904,522
Delaware VIP Small Cap Value Service Class                                    8,975,287    41.58       373,192,453       268,172,600
Delaware VIP Smid Cap Growth Standard Class                                     291,162    32.39         9,430,731         6,103,651
Delaware VIP Smid Cap Growth Service Class                                    5,420,812    31.33       169,834,038       127,716,002
Delaware VIP U.S. Growth Service Class                                       25,922,896    12.95       335,701,503       223,083,612
Delaware VIP Value Standard Class                                               283,860    26.09         7,405,899         5,105,436
Delaware VIP Value Service Class                                              9,612,349    26.03       250,209,448       183,303,992
DWS Alternative Asset Allocation VIP Class A                                     46,361    13.75           637,465           629,701
DWS Alternative Asset Allocation VIP Class B                                  3,856,147    13.74        52,983,463        52,168,266
DWS Equity 500 Index VIP Class A                                                433,975    19.01         8,249,869         5,356,362
DWS Small Cap Index VIP Class A                                                 300,602    17.69         5,317,654         3,645,181
Fidelity VIP Contrafund Service Class 2                                      33,994,442    33.77     1,147,992,319       826,311,475
Fidelity VIP Growth Initial Class                                                95,379    57.14         5,449,937         4,050,342
Fidelity VIP Growth Service Class 2                                           2,839,651    56.57       160,639,028       113,835,072
Fidelity VIP Mid Cap Service Class 2                                         15,948,726    35.60       567,774,633       485,059,783
FTVIPT Franklin Income Securities Class 2                                    39,670,437    16.07       637,503,925       587,514,653
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                               6    27.16               153               149
FTVIPT Mutual Shares Securities Class 2                                      37,975,928    21.63       821,419,318       606,184,840
FTVIPT Templeton Global Bond Securities Class 2                              28,046,035    18.60       521,656,250       490,763,070
FTVIPT Templeton Growth Securities Class 2                                    3,255,162    15.23        49,576,116        40,935,211
Goldman Sachs VIT Large Cap Value Service Class                              14,127,125    12.58       177,719,238       141,531,737
Huntington VA Balanced                                                          188,056    16.06         3,020,184         2,643,220
Huntington VA Dividend Capture                                                  106,076    12.55         1,331,256         1,143,417
Invesco V.I. American Franchise Series I                                         55,539    50.63         2,811,958         2,075,023
Invesco V.I. American Franchise Series II                                        27,205    49.58         1,348,830           997,432
Invesco V.I. Core Equity Series I                                               236,651    38.43         9,094,499         5,975,906
Invesco V.I. Core Equity Series II                                               65,509    38.03         2,491,305         1,659,496
Invesco V.I. International Growth Series I                                       80,472    35.32         2,842,272         1,600,623
Invesco V.I. International Growth Series II                                      65,799    34.88         2,295,074         1,509,311
Janus Aspen Balanced Service Class                                              584,302    31.72        18,534,046        15,538,422
Janus Aspen Enterprise Service Class                                            101,361    56.80         5,757,323         3,014,983
Janus Aspen Global Research Service Class                                        29,508    38.40         1,133,095           820,628
LVIP American Balanced Allocation Standard Class                                655,979    12.82         8,409,652         7,790,904
LVIP American Global Growth Service Class II                                  4,281,218    17.46        74,732,936        56,306,205
LVIP American Global Small Capitalization Service Class II                    4,306,756    15.31        65,953,657        52,289,662
LVIP American Growth Allocation Standard Class                                   49,019    13.30           651,811           583,936
LVIP American Growth Service Class II                                        14,818,823    18.12       268,457,791       197,213,887
LVIP American Growth-Income Service Class II                                 12,073,968    18.27       220,627,612       159,292,353
LVIP American Income Allocation Standard Class                                      113    11.94             1,344             1,315
LVIP American International Service Class II                                  9,386,728    14.57       136,727,075       111,235,399
LVIP American Preservation Standard Class                                        21,920     9.79           214,550           217,695
LVIP Baron Growth Opportunities Service Class                                 4,081,868    45.20       184,504,530       136,079,235
LVIP BlackRock Emerging Markets RPM Standard Class                                6,367     9.95            63,379            64,764
LVIP BlackRock Emerging Markets RPM Service Class                             9,095,167     9.96        90,560,574        91,937,129
LVIP BlackRock Equity Dividend RPM Standard Class                                 5,785    17.46           100,978            99,261
LVIP BlackRock Equity Dividend RPM Service Class                             17,578,379    17.43       306,461,458       279,307,092
LVIP BlackRock Global Allocation V.I. RPM Standard Class                         26,129    10.71           279,814           273,907
LVIP BlackRock Global Allocation V.I. RPM Service Class                      28,914,082    10.68       308,918,048       296,182,177
LVIP BlackRock Inflation Protected Bond Standard Class                           44,921    10.19           457,698           490,744
LVIP BlackRock Inflation Protected Bond Service Class                        74,105,769    10.16       753,211,040       819,811,555
LVIP Capital Growth Service Class                                             8,648,689    37.38       323,262,031       207,248,520
LVIP Clarion Global Real Estate Service Class                                11,645,933     8.68       101,098,340        85,698,691
LVIP Columbia Small-Mid Cap Growth RPM Service Class                         12,539,671    13.40       168,019,053       150,764,749
LVIP Delaware Bond Standard Class                                             9,042,968    13.47       121,772,609       120,126,658
LVIP Delaware Bond Service Class                                            181,648,429    13.47     2,446,077,748     2,492,268,545
LVIP Delaware Diversified Floating Rate Standard Class                           97,521    10.14           988,570           991,293
LVIP Delaware Diversified Floating Rate Service Class                        66,047,325    10.14       669,521,731       669,420,234

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N


                                                                                            NET
                                                                               SHARES       ASSET      FAIR VALUE
SUBACCOUNT                                                                     OWNED        VALUE      OF SHARES
------------------------------------------------------------------------------------------------------------------------------------
LVIP Delaware Foundation Aggressive Allocation Standard Class                     510,644  $ 15.63  $      7,980,848
LVIP Delaware Foundation Aggressive Allocation Service Class                    1,394,889    15.62        21,788,173
LVIP Delaware Growth and Income Service Class                                   1,080,317    42.11        45,488,902
LVIP Delaware Social Awareness Standard Class                                     228,641    42.84         9,795,190
LVIP Delaware Social Awareness Service Class                                    1,432,607    42.74        61,229,622
LVIP Delaware Special Opportunities Service Class                               1,231,612    41.28        50,842,175
LVIP Dimensional Non-U.S. Equity RPM Standard Class                               165,350    10.39         1,718,148
LVIP Dimensional Non-U.S. Equity RPM Service Class                              9,252,253    10.39        96,130,908
LVIP Dimensional U.S. Equity RPM Standard Class                                   167,745    13.65         2,289,546
LVIP Dimensional U.S. Equity RPM Service Class                                 12,108,364    13.65       165,218,620
LVIP Dimensional/Vanguard Total Bond Standard Class                               223,932    10.22         2,289,478
LVIP Dimensional/Vanguard Total Bond Service Class                             21,228,616    10.22       217,041,371
LVIP Global Income Service Class                                               44,456,242    11.41       507,023,444
LVIP JPMorgan High Yield Service Class                                         12,485,157    11.30       141,107,243
LVIP JPMorgan Mid Cap Value RPM Service Class                                  13,005,031    14.47       188,130,775
LVIP Managed Risk Profile 2010 Service Class                                      533,771    12.10         6,459,161
LVIP Managed Risk Profile 2020 Service Class                                    1,423,062    11.83        16,830,549
LVIP Managed Risk Profile 2030 Service Class                                      806,544    11.93         9,624,484
LVIP Managed Risk Profile 2040 Service Class                                      529,800    11.50         6,094,288
LVIP Managed Risk American Balanced Allocation Standard Class                      59,366    11.07           656,944
LVIP Managed Risk American Growth Allocation Standard Class                        40,084    11.65           466,895
LVIP Managed Risk Profile Conservative Service Class                           80,372,838    13.62     1,094,678,055
LVIP Managed Risk Profile Growth Standard Class                                   275,338    13.29         3,659,238
LVIP Managed Risk Profile Growth Service Class                                461,852,790    13.29     6,138,947,283
LVIP Managed Risk Profile Moderate Standard Class                                   3,641    13.82            50,307
LVIP Managed Risk Profile Moderate Service Class                              375,594,309    13.81     5,188,459,790
LVIP MFS International Growth Service Class                                    10,557,193    14.60       154,103,340
LVIP MFS International Growth RPM Service Class                                 3,378,212    10.20        34,440,867
LVIP MFS Value Service Class                                                   24,624,765    34.53       850,194,626
LVIP Mid-Cap Value Service Class                                                3,396,775    21.17        71,913,132
LVIP Mondrian International Value Standard Class                                  989,717    18.13        17,944,566
LVIP Mondrian International Value Service Class                                17,840,647    18.12       323,308,203
LVIP Money Market Standard Class                                                4,053,304    10.00        40,533,044
LVIP Money Market Service Class                                                28,018,868    10.00       280,188,684
LVIP SSgA Bond Index Standard Class                                                14,932    11.01           164,429
LVIP SSgA Bond Index Service Class                                             89,948,226    11.02       990,779,707
LVIP SSgA Conservative Index Allocation Service Class                           4,801,499    12.00        57,593,986
LVIP SSgA Conservative Structured Allocation Service Class                     16,253,038    11.68       189,851,737
LVIP SSgA Developed International 150 Standard Class                                2,630     9.49            24,965
LVIP SSgA Developed International 150 Service Class                            15,759,760     9.49       149,623,162
LVIP SSgA Emerging Markets 100 Standard Class                                      28,203     9.92           279,688
LVIP SSgA Emerging Markets 100 Service Class                                   17,976,173     9.92       178,269,702
LVIP SSgA Global Tactical Allocation RPM Standard Class                            16,984    11.78           200,136
LVIP SSgA Global Tactical Allocation RPM Service Class                         62,060,752    11.78       731,323,897
LVIP SSgA International Index Standard Class                                       17,989     9.46           170,140
LVIP SSgA International Index Service Class                                    31,850,891     9.46       301,309,431
LVIP SSgA Large Cap 100 Standard Class                                             54,729    14.47           791,929
LVIP SSgA Large Cap 100 Service Class                                          21,973,082    14.46       317,818,667
LVIP SSgA Large Cap RPM Standard Class                                                126    11.19             1,412
LVIP SSgA Large Cap RPM Service Class                                           2,290,189    11.19        25,634,086
LVIP SSgA Moderate Index Allocation Service Class                              13,530,275    12.90       174,581,135
LVIP SSgA Moderate Structured Allocation Service Class                         69,368,887    12.42       861,769,681
LVIP SSgA Moderately Aggressive Index Allocation Service Class                 12,185,969    13.17       160,537,956
LVIP SSgA Moderately Aggressive Structured Allocation Service Class            31,603,439    12.80       404,492,414
LVIP SSgA S&P 500 Index Standard Class                                          2,730,774    13.26        36,207,330
LVIP SSgA S&P 500 Index Service Class                                          63,338,206    13.26       840,054,622
LVIP SSgA Small-Cap Index Standard Class                                           22,947    26.72           613,190
LVIP SSgA Small-Cap Index Service Class                                        11,140,885    26.72       297,706,723
LVIP SSgA Small-Cap RPM Standard Class                                              3,429    11.69            40,067
LVIP SSgA Small-Cap RPM Service Class                                           2,290,245    11.68        26,759,224
LVIP SSgA Small-Mid Cap 200 Standard Class                                         51,502    15.39           792,826




SUBACCOUNT                                                                   COST OF SHARES
------------------------------------------------------------------------------------------------------------------------------------
LVIP Delaware Foundation Aggressive Allocation Standard Class              $      6,765,256
LVIP Delaware Foundation Aggressive Allocation Service Class                     18,298,747
LVIP Delaware Growth and Income Service Class                                    33,678,536
LVIP Delaware Social Awareness Standard Class                                     6,635,559
LVIP Delaware Social Awareness Service Class                                     45,549,659
LVIP Delaware Special Opportunities Service Class                                44,409,875
LVIP Dimensional Non-U.S. Equity RPM Standard Class                               1,508,993
LVIP Dimensional Non-U.S. Equity RPM Service Class                               88,682,269
LVIP Dimensional U.S. Equity RPM Standard Class                                   1,944,604
LVIP Dimensional U.S. Equity RPM Service Class                                  141,841,388
LVIP Dimensional/Vanguard Total Bond Standard Class                               2,362,071
LVIP Dimensional/Vanguard Total Bond Service Class                              223,307,244
LVIP Global Income Service Class                                                513,161,692
LVIP JPMorgan High Yield Service Class                                          138,283,526
LVIP JPMorgan Mid Cap Value RPM Service Class                                   167,864,845
LVIP Managed Risk Profile 2010 Service Class                                      5,299,206
LVIP Managed Risk Profile 2020 Service Class                                     13,442,194
LVIP Managed Risk Profile 2030 Service Class                                      7,476,000
LVIP Managed Risk Profile 2040 Service Class                                      4,448,887
LVIP Managed Risk American Balanced Allocation Standard Class                       645,783
LVIP Managed Risk American Growth Allocation Standard Class                         453,543
LVIP Managed Risk Profile Conservative Service Class                          1,019,484,651
LVIP Managed Risk Profile Growth Standard Class                                   3,519,445
LVIP Managed Risk Profile Growth Service Class                                5,665,091,476
LVIP Managed Risk Profile Moderate Standard Class                                    50,193
LVIP Managed Risk Profile Moderate Service Class                              4,737,946,638
LVIP MFS International Growth Service Class                                     127,563,005
LVIP MFS International Growth RPM Service Class                                  33,654,274
LVIP MFS Value Service Class                                                    561,319,728
LVIP Mid-Cap Value Service Class                                                 48,766,994
LVIP Mondrian International Value Standard Class                                 16,114,496
LVIP Mondrian International Value Service Class                                 297,316,358
LVIP Money Market Standard Class                                                 40,533,043
LVIP Money Market Service Class                                                 280,188,684
LVIP SSgA Bond Index Standard Class                                                 168,158
LVIP SSgA Bond Index Service Class                                              987,448,978
LVIP SSgA Conservative Index Allocation Service Class                            54,011,222
LVIP SSgA Conservative Structured Allocation Service Class                      177,016,528
LVIP SSgA Developed International 150 Standard Class                                 23,938
LVIP SSgA Developed International 150 Service Class                             119,296,336
LVIP SSgA Emerging Markets 100 Standard Class                                       282,582
LVIP SSgA Emerging Markets 100 Service Class                                    187,822,613
LVIP SSgA Global Tactical Allocation RPM Standard Class                             197,239
LVIP SSgA Global Tactical Allocation RPM Service Class                          684,508,831
LVIP SSgA International Index Standard Class                                        150,146
LVIP SSgA International Index Service Class                                     241,907,085
LVIP SSgA Large Cap 100 Standard Class                                              762,405
LVIP SSgA Large Cap 100 Service Class                                           210,472,849
LVIP SSgA Large Cap RPM Standard Class                                                1,318
LVIP SSgA Large Cap RPM Service Class                                            24,358,138
LVIP SSgA Moderate Index Allocation Service Class                               153,888,664
LVIP SSgA Moderate Structured Allocation Service Class                          787,381,572
LVIP SSgA Moderately Aggressive Index Allocation Service Class                  138,871,593
LVIP SSgA Moderately Aggressive Structured Allocation Service Class             355,074,511
LVIP SSgA S&P 500 Index Standard Class                                           32,373,603
LVIP SSgA S&P 500 Index Service Class                                           609,177,405
LVIP SSgA Small-Cap Index Standard Class                                            542,441
LVIP SSgA Small-Cap Index Service Class                                         216,451,826
LVIP SSgA Small-Cap RPM Standard Class                                               39,415
LVIP SSgA Small-Cap RPM Service Class                                            25,444,055
LVIP SSgA Small-Mid Cap 200 Standard Class                                          784,561

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N


                                                                                          NET
                                                                             SHARES       ASSET      FAIR VALUE
SUBACCOUNT                                                                   OWNED        VALUE      OF SHARES        COST OF SHARES
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSgA Small-Mid Cap 200 Service Class                                     7,218,105  $ 15.39  $    111,072,203  $     84,319,426
LVIP T. Rowe Price Growth Stock Service Class                                 6,649,631    28.35       188,523,678       126,670,343
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                     128,645    20.94         2,694,208         1,726,414
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class                    4,296,483    20.39        87,622,483        62,041,710
LVIP Templeton Growth RPM Service Class                                      11,098,104    34.03       377,612,987       326,328,705
LVIP UBS Large Cap Growth RPM Standard Class                                     82,791    29.56         2,446,898         1,714,547
LVIP UBS Large Cap Growth RPM Service Class                                   5,483,524    29.19       160,064,077       129,544,586
LVIP Vanguard Domestic Equity ETF Standard Class                                 27,945    13.42           375,050           311,325
LVIP Vanguard Domestic Equity ETF Service Class                               6,056,344    13.42        81,270,075        65,268,944
LVIP Vanguard International Equity ETF Standard Class                            34,966    10.27           359,174           345,942
LVIP Vanguard International Equity ETF Service Class                          4,050,166    10.27        41,587,108        36,622,547
LVIP VIP Contrafund RPM Standard Class                                            9,844    11.46           112,803           110,712
LVIP VIP Contrafund RPM Service Class                                         8,296,762    11.46        95,072,594        89,736,172
Lord Abbett Fundamental Equity Class VC                                         819,857    21.03        17,241,592        13,631,962
MFS VIT Core Equity Service Class                                               124,574    23.48         2,924,999         1,774,371
MFS VIT Growth Initial Class                                                     87,323    39.07         3,411,724         2,375,306
MFS VIT Growth Service Class                                                  1,020,161    38.22        38,990,553        27,826,647
MFS VIT Total Return Initial Class                                              436,561    23.44        10,232,986         8,139,501
MFS VIT Utilities Initial Class                                                 338,558    31.88        10,793,240         7,753,482
MFS VIT Utilities Service Class                                               6,919,509    31.47       217,756,939       178,698,387
Morgan Stanley UIF Capital Growth Class II                                       65,771    30.39         1,998,769         1,261,504
NB AMT Mid Cap Intrinsic Value I Class                                        2,488,101    16.38        40,755,092        33,391,087
Oppenheimer Global Fund/VA Service Class                                        217,327    40.47         8,795,209         6,240,550
PIMCO VIT CommodityRealReturn Strategy Advisor Class                          2,036,522     6.05        12,320,958        15,672,196
Putnam VT Global Health Care Class IB                                           232,003    17.48         4,055,414         2,894,804
Putnam VT Growth & Income Class IB                                               72,917    23.91         1,743,437         1,438,518


6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2013, is as follows:


                                                                                           UNITS        UNITS          NET INCREASE
                                                                                           ISSUED       REDEEMED       (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                                      1,007,770       (732,446)        275,324
ABVPSF Growth and Income Class B                                                             136,041    (11,638,370)    (11,502,329)
ABVPSF International Value Class B                                                           419,929    (29,232,516)    (28,812,587)
ABVPSF Large Cap Growth Class B                                                               37,080       (182,309)       (145,229)
ABVPSF Small/Mid Cap Value Class B                                                         1,334,821     (1,027,126)        307,695
American Century VP Inflation Protection Class II                                            320,698    (34,524,390)    (34,203,692)
American Funds Asset Allocation Class 1                                                       44,765           (537)         44,228
American Funds Blue Chip Income and Growth Class 1                                            26,700         (8,624)         18,076
American Funds Bond Class 1                                                                   69,189           (250)         68,939
American Funds Global Balanced Class 1                                                        33,645        (16,500)         17,145
American Funds Global Bond Class 1                                                            86,305         (6,408)         79,897
American Funds Global Discovery Class 1                                                        1,319         (3,861)         (2,542)
American Funds Global Growth Class 1                                                           9,967           (482)          9,485
American Funds Global Growth Class 2                                                         497,976     (2,692,467)     (2,194,491)
American Funds Global Growth and Income Class 1                                               13,375           (188)         13,187
American Funds Global Small Capitalization Class 1                                             9,671            (99)          9,572
American Funds Global Small Capitalization Class 2                                           811,549     (3,415,687)     (2,604,138)
American Funds Growth Class 1                                                                 89,609         (5,047)         84,562
American Funds Growth Class 2                                                                576,428    (16,308,170)    (15,731,742)
American Funds Growth-Income Class 1                                                          42,610           (581)         42,029
American Funds Growth-Income Class 2                                                         999,286    (18,468,231)    (17,468,945)
American Funds High-Income Bond Class 1                                                       18,770         (3,889)         14,881
American Funds International Class 1                                                          17,638         (1,398)         16,240
American Funds International Class 2                                                       2,638,797     (4,861,223)     (2,222,426)
American Funds International Growth and Income Class 1                                        70,549         (2,113)         68,436
American Funds Managed Risk Asset Allocation Class P1                                         31,144            (85)         31,059
American Funds Managed Risk Blue Chip Income and Growth Class P1                               1,111             --           1,111

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N


                                                                                              UNITS      UNITS         NET INCREASE
                                                                                              ISSUED     REDEEMED      (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
American Funds Managed Risk Growth Class P1                                                       4,689          (52)         4,637
American Funds Managed Risk Growth-Income Class P1                                                  558           --            558
American Funds Mortgage Class 1                                                                  17,300         (364)        16,936
American Funds New World Class 1                                                                 60,905       (1,566)        59,339
American Funds U.S. Government/AAA-Rated Securities Class 1                                      53,520      (32,963)        20,557
BlackRock Global Allocation V.I. Class I                                                         58,920       (2,061)        56,859
BlackRock Global Allocation V.I. Class III                                                    5,119,205   (6,950,769)    (1,831,564)
Delaware VIP Diversified Income Standard Class                                                   42,589       (3,308)        39,281
Delaware VIP Diversified Income Service Class                                                11,452,989   (6,711,208)     4,741,781
Delaware VIP Emerging Markets Service Class                                                   1,644,094   (2,241,909)      (597,815)
Delaware VIP High Yield Standard Class                                                           11,612     (309,309)      (297,697)
Delaware VIP High Yield Service Class                                                           769,931   (2,827,222)    (2,057,291)
Delaware VIP International Value Equity Standard Class                                               10       (2,098)        (2,088)
Delaware VIP Limited-Term Diversified Income Standard Class                                      85,605       (6,058)        79,547
Delaware VIP Limited-Term Diversified Income Service Class                                   25,626,456   (5,328,322)    20,298,134
Delaware VIP REIT Standard Class                                                                 17,647      (21,385)        (3,738)
Delaware VIP REIT Service Class                                                                 898,966   (1,378,183)      (479,217)
Delaware VIP Small Cap Value Standard Class                                                       7,936      (42,465)       (34,529)
Delaware VIP Small Cap Value Service Class                                                      811,684   (3,025,839)    (2,214,155)
Delaware VIP Smid Cap Growth Standard Class                                                      14,036      (55,228)       (41,192)
Delaware VIP Smid Cap Growth Service Class                                                      780,327   (1,372,425)      (592,098)
Delaware VIP U.S. Growth Service Class                                                        1,023,034   (2,798,494)    (1,775,460)
Delaware VIP Value Standard Class                                                                48,375      (56,870)        (8,495)
Delaware VIP Value Service Class                                                              2,445,541   (2,034,354)       411,187
DWS Alternative Asset Allocation VIP Class A                                                     53,028       (3,635)        49,393
DWS Alternative Asset Allocation VIP Class B                                                    829,506     (472,130)       357,376
DWS Equity 500 Index VIP Class A                                                                 20,914   (1,054,486)    (1,033,572)
DWS Equity 500 Index VIP Class B                                                                 51,513   (1,796,612)    (1,745,099)
DWS Small Cap Index VIP Class A                                                                   5,677      (45,441)       (39,764)
DWS Small Cap Index VIP Class B                                                                  26,502     (742,763)      (716,261)
Fidelity VIP Contrafund Service Class 2                                                       1,201,301   (6,594,049)    (5,392,748)
Fidelity VIP Equity-Income Initial Class                                                            847     (418,163)      (417,316)
Fidelity VIP Equity-Income Service Class 2                                                        8,722   (2,322,432)    (2,313,710)
Fidelity VIP Growth Initial Class                                                                 4,011      (58,876)       (54,865)
Fidelity VIP Growth Service Class 2                                                           1,061,145   (1,740,652)      (679,507)
Fidelity VIP Mid Cap Service Class 2                                                          1,414,942   (5,120,110)    (3,705,168)
Fidelity VIP Overseas Initial Class                                                               1,346     (118,742)      (117,396)
Fidelity VIP Overseas Service Class 2                                                           113,460   (5,488,971)    (5,375,511)
FTVIPT Franklin Income Securities Class 2                                                     2,513,912   (4,019,263)    (1,505,351)
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                                          94,897   (7,045,031)    (6,950,134)
FTVIPT Mutual Shares Securities Class 2                                                       1,915,849   (8,405,477)    (6,489,628)
FTVIPT Templeton Global Bond Securities Class 2                                                 999,132   (3,574,022)    (2,574,890)
FTVIPT Templeton Growth Securities Class 2                                                      168,752     (767,269)      (598,517)
Goldman Sachs VIT Large Cap Value Service Class                                                  18,271   (1,878,584)    (1,860,313)
Huntington VA Balanced                                                                           19,585      (25,560)        (5,975)
Huntington VA Dividend Capture                                                                   19,026      (20,671)        (1,645)
Invesco V.I. American Franchise Series I                                                          6,048      (76,138)       (70,090)
Invesco V.I. American Franchise Series II                                                         2,006      (19,425)       (17,419)
Invesco V.I. Core Equity Series I                                                                 3,298     (113,654)      (110,356)
Invesco V.I. Core Equity Series II                                                                4,250      (30,801)       (26,551)
Invesco V.I. International Growth Series I                                                        4,750      (28,580)       (23,830)
Invesco V.I. International Growth Series II                                                       9,819      (15,466)        (5,647)
Janus Aspen Balanced Service Class                                                               70,102     (174,318)      (104,216)
Janus Aspen Enterprise Service Class                                                             10,778      (72,298)       (61,520)
Janus Aspen Global Research Service Class                                                        15,586      (24,091)        (8,505)
LVIP American Balanced Allocation Standard Class                                                690,285       (5,516)       684,769
LVIP American Global Growth Service Class II                                                    869,379     (356,556)       512,823
LVIP American Global Small Capitalization Service Class II                                      595,985     (470,198)       125,787
LVIP American Growth Allocation Standard Class                                                   23,752         (464)        23,288
LVIP American Growth Service Class II                                                         1,694,714   (1,180,752)       513,962
LVIP American Growth-Income Service Class II                                                  1,529,512   (1,026,135)       503,377
LVIP American Income Allocation Standard Class                                                      116           --            116

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N


                                                                                           UNITS        UNITS          NET INCREASE
                                                                                           ISSUED       REDEEMED       (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
LVIP American International Service Class II                                               1,051,544       (863,732)        187,812
LVIP American Preservation Standard Class                                                     24,424         (2,462)         21,962
LVIP Baron Growth Opportunities Service Class                                              2,076,627     (1,132,064)        944,563
LVIP BlackRock Emerging Markets RPM Standard Class                                             6,581           (244)          6,337
LVIP BlackRock Emerging Markets RPM Service Class                                          8,568,857        (43,581)      8,525,276
LVIP BlackRock Equity Dividend RPM Standard Class                                              5,264            (30)          5,234
LVIP BlackRock Equity Dividend RPM Service Class                                          18,391,938        (93,841)     18,298,097
LVIP BlackRock Global Allocation V.I. RPM Standard Class                                      26,793            (34)         26,759
LVIP BlackRock Global Allocation V.I. RPM Service Class                                   29,999,735             --      29,999,735
LVIP BlackRock Inflation Protected Bond Standard Class                                        29,350        (15,038)         14,312
LVIP BlackRock Inflation Protected Bond Service Class                                     48,122,497     (7,810,205)     40,312,292
LVIP Capital Growth Service Class                                                            444,069     (3,380,506)     (2,936,437)
LVIP Clarion Global Real Estate Service Class                                              1,963,667     (1,483,016)        480,651
LVIP Columbia Small-Mid Cap Growth RPM Service Class                                      10,314,090        (26,160)     10,287,930
LVIP Delaware Bond Standard Class                                                             83,946     (1,478,138)     (1,394,192)
LVIP Delaware Bond Service Class                                                          21,138,059     (3,970,698)     17,167,361
LVIP Delaware Diversified Floating Rate Standard Class                                        96,051         (3,044)         93,007
LVIP Delaware Diversified Floating Rate Service Class                                     48,768,651       (770,272)     47,998,379
LVIP Delaware Foundation Aggressive Allocation Standard Class                                 11,937       (152,777)       (140,840)
LVIP Delaware Foundation Aggressive Allocation Service Class                                 249,927       (452,057)       (202,130)
LVIP Delaware Growth and Income Service Class                                                434,195       (540,877)       (106,682)
LVIP Delaware Social Awareness Standard Class                                                 28,339       (137,190)       (108,851)
LVIP Delaware Social Awareness Service Class                                                 598,032       (461,591)        136,441
LVIP Delaware Special Opportunities Service Class                                            919,075       (844,742)         74,333
LVIP Dimensional Non-U.S. Equity RPM Standard Class                                           73,877         (6,223)         67,654
LVIP Dimensional Non-U.S. Equity RPM Service Class                                         6,094,652       (161,023)      5,933,629
LVIP Dimensional U.S. Equity RPM Standard Class                                               95,307        (15,477)         79,830
LVIP Dimensional U.S. Equity RPM Service Class                                             8,101,282       (471,981)      7,629,301
LVIP Dimensional/Vanguard Total Bond Standard Class                                          136,083         (7,741)        128,342
LVIP Dimensional/Vanguard Total Bond Service Class                                        10,335,816       (823,081)      9,512,735
LVIP Global Income Service Class                                                           5,822,436     (1,739,417)      4,083,019
LVIP JPMorgan High Yield Service Class                                                     4,721,265     (3,748,108)        973,157
LVIP JPMorgan Mid Cap Value RPM Service Class                                             12,277,786        (36,931)     12,240,855
LVIP Managed Risk Profile 2010 Service Class                                                 140,135       (258,986)       (118,851)
LVIP Managed Risk Profile 2020 Service Class                                                 217,884       (260,035)        (42,151)
LVIP Managed Risk Profile 2030 Service Class                                                 134,139       (313,562)       (179,423)
LVIP Managed Risk Profile 2040 Service Class                                                 132,523       (158,699)        (26,176)
LVIP Managed Risk American Balanced Allocation Standard Class                                 57,511           (298)         57,213
LVIP Managed Risk American Growth Allocation Standard Class                                   39,339           (237)         39,102
LVIP Managed Risk Profile Conservative Standard Class                                             --         (3,663)         (3,663)
LVIP Managed Risk Profile Conservative Service Class                                      23,921,934     (7,428,410)     16,493,524
LVIP Managed Risk Profile Growth Standard Class                                              227,949         (4,983)        222,966
LVIP Managed Risk Profile Growth Service Class                                           262,634,169       (666,215)    261,967,954
LVIP Managed Risk Profile Moderate Standard Class                                              3,288            (36)          3,252
LVIP Managed Risk Profile Moderate Service Class                                         168,818,021     (4,612,999)    164,205,022
LVIP MFS International Growth Service Class                                                2,085,108     (1,606,545)        478,563
LVIP MFS International Growth RPM Service Class                                            3,474,536         (7,106)      3,467,430
LVIP MFS Value Service Class                                                               2,727,011     (6,621,609)     (3,894,598)
LVIP Mid-Cap Value Service Class                                                             870,542     (1,272,187)       (401,645)
LVIP Mondrian International Value Standard Class                                             167,852       (171,269)         (3,417)
LVIP Mondrian International Value Service Class                                           17,768,572     (2,404,699)     15,363,873
LVIP Money Market Standard Class                                                           3,742,562     (4,480,953)       (738,391)
LVIP Money Market Service Class                                                           25,328,500    (29,705,929)     (4,377,429)
LVIP SSgA Bond Index Standard Class                                                           12,827           (586)         12,241
LVIP SSgA Bond Index Service Class                                                         7,981,033     (4,587,534)      3,393,499
LVIP SSgA Conservative Index Allocation Service Class                                      1,503,236     (1,601,823)        (98,587)
LVIP SSgA Conservative Structured Allocation Service Class                                 1,109,000     (2,724,646)     (1,615,646)
LVIP SSgA Developed International 150 Standard Class                                           2,043           (179)          1,864
LVIP SSgA Developed International 150 Service Class                                          656,413     (2,373,728)     (1,717,315)
LVIP SSgA Emerging Markets 100 Standard Class                                                 12,688         (1,559)         11,129
LVIP SSgA Emerging Markets 100 Service Class                                               2,855,653     (2,078,008)        777,645
LVIP SSgA Global Tactical Allocation RPM Standard Class                                       10,231         (1,548)          8,683

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N


                                                                                           UNITS        UNITS          NET INCREASE
                                                                                           ISSUED       REDEEMED       (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSgA Global Tactical Allocation RPM Service Class                                    31,018,109     (3,875,850)     27,142,259
LVIP SSgA International Index Standard Class                                                   8,627           (619)          8,008
LVIP SSgA International Index Service Class                                                9,183,871     (3,810,363)      5,373,508
LVIP SSgA Large Cap 100 Standard Class                                                        47,447         (4,198)         43,249
LVIP SSgA Large Cap 100 Service Class                                                        621,432     (4,076,445)     (3,455,013)
LVIP SSgA Large Cap RPM Standard Class                                                           129             --             129
LVIP SSgA Large Cap RPM Service Class                                                      2,390,286         (5,152)      2,385,134
LVIP SSgA Moderate Index Allocation Service Class                                          3,205,321     (1,206,222)      1,999,099
LVIP SSgA Moderate Structured Allocation Service Class                                    27,242,848     (5,627,914)     21,614,934
LVIP SSgA Moderately Aggressive Index Allocation Service Class                             2,825,462     (1,537,687)      1,287,775
LVIP SSgA Moderately Aggressive Structured Allocation Service Class                        2,653,099     (2,601,180)         51,919
LVIP SSgA S&P 500 Index Standard Class                                                     2,568,909       (269,286)      2,299,623
LVIP SSgA S&P 500 Index Service Class                                                     21,721,590     (8,415,983)     13,305,607
LVIP SSgA Small-Cap Index Standard Class                                                      25,856         (1,579)         24,277
LVIP SSgA Small-Cap Index Service Class                                                   11,974,475     (4,084,885)      7,889,590
LVIP SSgA Small-Cap RPM Standard Class                                                         3,565             --           3,565
LVIP SSgA Small-Cap RPM Service Class                                                      2,443,657         (7,657)      2,436,000
LVIP SSgA Small-Mid Cap 200 Standard Class                                                    39,583         (2,135)         37,448
LVIP SSgA Small-Mid Cap 200 Service Class                                                    406,820     (1,074,086)       (667,266)
LVIP T. Rowe Price Growth Stock Service Class                                              1,566,435     (2,097,026)       (530,591)
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                                   42,419        (56,522)        (14,103)
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class                                   600,363     (1,339,345)       (738,982)
LVIP Templeton Growth RPM Service Class                                                   18,882,252       (208,265)     18,673,987
LVIP UBS Large Cap Growth RPM Standard Class                                                  30,130        (48,538)        (18,408)
LVIP UBS Large Cap Growth RPM Service Class                                                5,520,413       (128,456)      5,391,957
LVIP Vanguard Domestic Equity ETF Standard Class                                              20,036         (3,185)         16,851
LVIP Vanguard Domestic Equity ETF Service Class                                            2,212,463       (446,285)      1,766,178
LVIP Vanguard International Equity ETF Standard Class                                         28,598         (2,341)         26,257
LVIP Vanguard International Equity ETF Service Class                                       1,426,823       (322,451)      1,104,372
LVIP VIP Contrafund RPM Standard Class                                                        10,201            (51)         10,150
LVIP VIP Contrafund RPM Service Class                                                      8,656,233             --       8,656,233
Lord Abbett Fundamental Equity Class VC                                                       27,900       (165,462)       (137,562)
MFS VIT Core Equity Service Class                                                             26,243        (29,156)         (2,913)
MFS VIT Growth Initial Class                                                                   5,330        (21,358)        (16,028)
MFS VIT Growth Service Class                                                                 652,328       (295,603)        356,725
MFS VIT Total Return Initial Class                                                             5,294       (123,952)       (118,658)
MFS VIT Total Return Service Class                                                           100,646    (21,260,093)    (21,159,447)
MFS VIT Utilities Initial Class                                                                8,183        (47,080)        (38,897)
MFS VIT Utilities Service Class                                                              627,068     (1,480,390)       (853,322)
Morgan Stanley UIF Capital Growth Class II                                                    10,666        (20,900)        (10,234)
NB AMT Mid Cap Growth I Class                                                                 34,239     (2,026,956)     (1,992,717)
NB AMT Mid Cap Intrinsic Value I Class                                                        87,108       (440,093)       (352,985)
Oppenheimer Global Fund/VA Service Class                                                      21,287        (58,544)        (37,257)
PIMCO VIT CommodityRealReturn Strategy Advisor Class                                         255,642       (207,740)         47,902
Putnam VT Global Health Care Class IB                                                         43,002       (197,418)       (154,416)
Putnam VT Growth & Income Class IB                                                            16,043        (14,349)          1,694

The change in units outstanding for the year ended December 31, 2012, is as follows:


                                                                                              UNITS      UNITS         NET INCREASE
                                                                                              ISSUED     REDEEMED      (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                                           635,412     (866,816)      (231,404)
ABVPSF Growth and Income Class B                                                              1,564,978   (2,671,075)    (1,106,097)
ABVPSF International Value Class B                                                            2,708,571   (3,947,234)    (1,238,663)
ABVPSF Large Cap Growth Class B                                                                  38,261     (318,331)      (280,070)
ABVPSF Small/Mid Cap Value Class B                                                              797,699   (1,242,906)      (445,207)
American Century VP Inflation Protection Class II                                             2,079,621   (4,524,181)    (2,444,560)
American Funds Blue Chip Income and Growth Class 1                                               54,563       (2,838)        51,725
American Funds Bond Class 1                                                                       9,211          (57)         9,154
American Funds Global Balanced Class 1                                                            2,808          (55)         2,753
American Funds Global Bond Class 1                                                               29,600       (2,336)        27,264
American Funds Global Discovery Class 1                                                           2,904         (362)         2,542

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N


                                                                                           UNITS        UNITS          NET INCREASE
                                                                                           ISSUED       REDEEMED       (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
American Funds Global Growth Class 1                                                             477             --             477
American Funds Global Growth Class 2                                                         817,405     (3,257,367)     (2,439,962)
American Funds Global Small Capitalization Class 2                                         3,233,892     (2,780,332)        453,560
American Funds Growth Class 1                                                                 11,808           (452)         11,356
American Funds Growth Class 2                                                                822,530    (18,557,057)    (17,734,527)
American Funds Growth-Income Class 1                                                             480             --             480
American Funds Growth-Income Class 2                                                       5,449,430    (17,043,986)    (11,594,556)
American Funds High-Income Bond Class 1                                                       15,982           (197)         15,785
American Funds International Class 1                                                          12,758           (246)         12,512
American Funds International Class 2                                                       5,624,496     (5,387,259)        237,237
American Funds Mortgage Class 1                                                               16,281         (2,173)         14,108
American Funds New World Class 1                                                               2,817            (77)          2,740
American Funds U.S. Government/AAA-Rated Securities Class 1                                    6,217            (84)          6,133
BlackRock Global Allocation V.I. Class I                                                       5,032             --           5,032
BlackRock Global Allocation V.I. Class III                                                16,837,972     (5,498,317)     11,339,655
Delaware VIP Diversified Income Standard Class                                                 4,298             --           4,298
Delaware VIP Diversified Income Service Class                                             15,456,691     (4,933,861)     10,522,830
Delaware VIP Emerging Markets Service Class                                                2,887,964     (2,549,639)        338,325
Delaware VIP High Yield Standard Class                                                       296,421        (73,251)        223,170
Delaware VIP High Yield Service Class                                                      1,274,222     (2,902,564)     (1,628,342)
Delaware VIP International Value Equity Standard Class                                         1,322         (3,632)         (2,310)
Delaware VIP Limited-Term Diversified Income Standard Class                                    6,943            (57)          6,886
Delaware VIP Limited-Term Diversified Income Service Class                                20,447,252     (4,340,148)     16,107,104
Delaware VIP REIT Standard Class                                                               4,222        (34,109)        (29,887)
Delaware VIP REIT Service Class                                                            1,857,309     (1,219,055)        638,254
Delaware VIP Small Cap Value Standard Class                                                    3,208        (50,193)        (46,985)
Delaware VIP Small Cap Value Service Class                                                 2,421,783     (4,316,434)     (1,894,651)
Delaware VIP Smid Cap Growth Standard Class                                                   10,457        (72,179)        (61,722)
Delaware VIP Smid Cap Growth Service Class                                                 2,950,008     (2,668,137)        281,871
Delaware VIP U.S. Growth Service Class                                                     5,912,546     (5,188,757)        723,789
Delaware VIP Value Standard Class                                                             23,126        (78,818)        (55,692)
Delaware VIP Value Service Class                                                           3,048,978     (2,132,304)        916,674
DWS Alternative Asset Allocation VIP Class A                                                   3,150            (17)          3,133
DWS Alternative Asset Allocation VIP Class B                                                 997,400       (371,292)        626,108
DWS Equity 500 Index VIP Class A                                                             107,627       (299,282)       (191,655)
DWS Equity 500 Index VIP Class B                                                             244,421       (567,792)       (323,371)
DWS Small Cap Index VIP Class A                                                                8,206        (60,984)        (52,778)
DWS Small Cap Index VIP Class B                                                               66,468       (247,452)       (180,984)
Fidelity VIP Contrafund Service Class 2                                                    3,665,701     (6,399,819)     (2,734,118)
Fidelity VIP Equity-Income Initial Class                                                      20,050        (71,040)        (50,990)
Fidelity VIP Equity-Income Service Class 2                                                    59,492       (607,576)       (548,084)
Fidelity VIP Growth Initial Class                                                             10,047        (70,318)        (60,271)
Fidelity VIP Growth Service Class 2                                                        3,848,101     (3,811,244)         36,857
Fidelity VIP Mid Cap Service Class 2                                                       4,019,384     (3,913,249)        106,135
Fidelity VIP Overseas Initial Class                                                            6,774        (42,562)        (35,788)
Fidelity VIP Overseas Service Class 2                                                        253,094     (1,498,861)     (1,245,767)
FTVIPT Franklin Income Securities Class 2                                                  4,120,611     (4,091,000)         29,611
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                                      650,895     (1,632,982)       (982,087)
FTVIPT Mutual Shares Securities Class 2                                                    7,666,854     (6,251,775)      1,415,079
FTVIPT Templeton Global Bond Securities Class 2                                              516,334     (5,075,248)     (4,558,914)
FTVIPT Templeton Growth Securities Class 2                                                   237,035       (981,200)       (744,165)
Goldman Sachs VIT Large Cap Value Service Class                                              110,367     (1,858,516)     (1,748,149)
Huntington VA Balanced                                                                       180,607        (16,516)        164,091
Huntington VA Dividend Capture                                                                87,797        (14,342)         73,455
Invesco V.I. American Franchise Series I                                                     417,720        (28,932)        388,788
Invesco V.I. American Franchise Series II                                                    136,982        (17,874)        119,108
Invesco V.I. Capital Appreciation Series I                                                       901       (431,402)       (430,501)
Invesco V.I. Capital Appreciation Series II                                                    2,481       (140,252)       (137,771)
Invesco V.I. Core Equity Series I                                                             14,158       (177,407)       (163,249)
Invesco V.I. Core Equity Series II                                                             1,002        (69,392)        (68,390)
Invesco V.I. International Growth Series I                                                     2,303        (26,613)        (24,310)
Invesco V.I. International Growth Series II                                                    6,476        (46,685)        (40,209)

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N


                                                                                           UNITS        UNITS          NET INCREASE
                                                                                           ISSUED       REDEEMED       (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced Service Class                                                            44,942       (301,753)       (256,811)
Janus Aspen Enterprise Service Class                                                          16,721        (96,148)        (79,427)
Janus Aspen Global Research Service Class                                                      9,704        (29,114)        (19,410)
LVIP American Balanced Allocation Standard Class                                              10,351            (50)         10,301
LVIP American Global Growth Service Class II                                               1,256,813       (306,131)        950,682
LVIP American Global Small Capitalization Service Class II                                 1,299,693       (331,190)        968,503
LVIP American Growth Allocation Standard Class                                                29,945           (235)         29,710
LVIP American Growth Service Class II                                                      5,325,750     (1,637,321)      3,688,429
LVIP American Growth-Income Service Class II                                               4,049,405       (597,587)      3,451,818
LVIP American International Service Class II                                               3,055,237       (579,057)      2,476,180
LVIP Baron Growth Opportunities Service Class                                              1,577,658     (1,108,138)        469,520
LVIP BlackRock Emerging Markets RPM Service Class                                            666,865             --         666,865
LVIP BlackRock Equity Dividend RPM Service Class                                           3,341,630       (583,160)      2,758,470
LVIP BlackRock Inflation Protected Bond Standard Class                                        29,771         (1,563)         28,208
LVIP BlackRock Inflation Protected Bond Service Class                                     12,888,248     (1,479,678)     11,408,570
LVIP Capital Growth Service Class                                                          6,291,888     (2,826,349)      3,465,539
LVIP Clarion Global Real Estate Service Class                                              1,891,972     (2,144,712)       (252,740)
LVIP Columbia Small-Mid Cap Growth RPM Service Class                                       1,506,315       (992,372)        513,943
LVIP Delaware Bond Standard Class                                                            209,595     (1,845,658)     (1,636,063)
LVIP Delaware Bond Service Class                                                          32,715,903     (6,673,709)     26,042,194
LVIP Delaware Diversified Floating Rate Standard Class                                         4,391            (75)          4,316
LVIP Delaware Diversified Floating Rate Service Class                                      8,163,466     (1,581,575)      6,581,891
LVIP Delaware Foundation Aggressive Allocation Standard Class                                  4,395       (169,181)       (164,786)
LVIP Delaware Foundation Aggressive Allocation Service Class                                 229,566       (529,966)       (300,400)
LVIP Delaware Growth and Income Service Class                                                937,674     (1,345,216)       (407,542)
LVIP Delaware Social Awareness Standard Class                                                  8,171       (131,078)       (122,907)
LVIP Delaware Social Awareness Service Class                                                 224,219       (542,152)       (317,933)
LVIP Delaware Special Opportunities Service Class                                          1,515,316     (2,093,704)       (578,388)
LVIP Dimensional Non-U.S. Equity RPM Standard Class                                           77,947         (4,697)         73,250
LVIP Dimensional Non-U.S. Equity RPM Service Class                                         1,547,325       (302,075)      1,245,250
LVIP Dimensional U.S. Equity RPM Standard Class                                               75,930         (2,342)         73,588
LVIP Dimensional U.S. Equity RPM Service Class                                             2,401,972       (455,050)      1,946,922
LVIP Dimensional/Vanguard Total Bond Standard Class                                           95,891        (11,687)         84,204
LVIP Dimensional/Vanguard Total Bond Service Class                                         8,749,985     (1,433,613)      7,316,372
LVIP Global Income Service Class                                                           8,058,061     (2,411,010)      5,647,051
LVIP JPMorgan High Yield Service Class                                                     5,071,211     (1,907,251)      3,163,960
LVIP JPMorgan Mid Cap Value RPM Service Class                                              1,345,278       (555,570)        789,708
LVIP Managed Risk Profile 2010 Service Class                                                 118,882       (211,428)        (92,546)
LVIP Managed Risk Profile 2020 Service Class                                                  71,118       (241,279)       (170,161)
LVIP Managed Risk Profile 2030 Service Class                                                 151,243       (160,094)         (8,851)
LVIP Managed Risk Profile 2040 Service Class                                                  36,876        (76,344)        (39,468)
LVIP Managed Risk Profile Conservative Standard Class                                          3,736            (73)          3,663
LVIP Managed Risk Profile Conservative Service Class                                      27,585,699     (1,436,407)     26,149,292
LVIP Managed Risk Profile Growth Standard Class                                               14,877        (14,877)             --
LVIP Managed Risk Profile Growth Service Class                                           132,902,947       (484,381)    132,418,566
LVIP Managed Risk Profile Moderate Service Class                                         114,370,181     (1,038,841)    113,331,340
LVIP MFS International Growth Service Class                                                1,570,406     (1,587,314)        (16,908)
LVIP MFS Value Service Class                                                               9,320,607     (6,651,738)      2,668,869
LVIP Mid-Cap Value Service Class                                                           1,503,422     (1,059,869)        443,553
LVIP Mondrian International Value Standard Class                                              27,609       (212,995)       (185,386)
LVIP Mondrian International Value Service Class                                              862,616       (897,596)        (34,980)
LVIP Money Market Standard Class                                                           2,656,810     (3,743,358)     (1,086,548)
LVIP Money Market Service Class                                                           17,532,050    (20,126,670)     (2,594,620)
LVIP SSgA Bond Index Standard Class                                                            6,345         (4,089)          2,256
LVIP SSgA Bond Index Service Class                                                         9,327,482     (6,932,028)      2,395,454
LVIP SSgA Conservative Index Allocation Service Class                                      2,566,839       (656,689)      1,910,150
LVIP SSgA Conservative Structured Allocation Service Class                                 6,463,222     (2,297,319)      4,165,903
LVIP SSgA Developed International 150 Service Class                                        1,807,283     (2,190,429)       (383,146)
LVIP SSgA Emerging Markets 100 Standard Class                                                  5,854           (485)          5,369
LVIP SSgA Emerging Markets 100 Service Class                                               2,812,255     (2,474,360)        337,895
LVIP SSgA Global Tactical Allocation RPM Standard Class                                        4,351             --           4,351
LVIP SSgA Global Tactical Allocation RPM Service Class                                    12,300,563     (2,253,108)     10,047,455

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N


                                                                                              UNITS      UNITS         NET INCREASE
                                                                                              ISSUED     REDEEMED      (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSgA International Index Standard Class                                                      2,621         (136)         2,485
LVIP SSgA International Index Service Class                                                   2,066,671   (3,689,380)    (1,622,709)
LVIP SSgA Large Cap 100 Standard Class                                                              210           --            210
LVIP SSgA Large Cap 100 Service Class                                                         1,066,091   (3,701,939)    (2,635,848)
LVIP SSgA Moderate Index Allocation Service Class                                             6,014,765     (847,500)     5,167,265
LVIP SSgA Moderate Structured Allocation Service Class                                       17,835,874   (2,267,263)    15,568,611
LVIP SSgA Moderately Aggressive Index Allocation Service Class                                4,629,496     (710,352)     3,919,144
LVIP SSgA Moderately Aggressive Structured Allocation Service Class                          10,282,018   (1,634,439)     8,647,579
LVIP SSgA S&P 500 Index Standard Class                                                           66,526     (117,067)       (50,541)
LVIP SSgA S&P 500 Index Service Class                                                         9,910,317   (7,670,605)     2,239,712
LVIP SSgA Small-Cap Index Standard Class                                                          3,325         (364)         2,961
LVIP SSgA Small-Cap Index Service Class                                                       2,761,206   (2,779,540)       (18,334)
LVIP SSgA Small-Mid Cap 200 Standard Class                                                        1,279         (150)         1,129
LVIP SSgA Small-Mid Cap 200 Service Class                                                       488,419     (938,131)      (449,712)
LVIP T. Rowe Price Growth Stock Service Class                                                 5,825,422   (1,547,668)     4,277,754
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                                      28,527      (39,315)       (10,788)
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class                                    2,117,012   (1,437,002)       680,010
LVIP Templeton Growth RPM Service Class                                                       3,673,763   (2,221,033)     1,452,730
LVIP UBS Large Cap Growth RPM Standard Class                                                     35,323      (48,118)       (12,795)
LVIP UBS Large Cap Growth RPM Service Class                                                   1,058,699     (676,353)       382,346
LVIP Vanguard Domestic Equity ETF Standard Class                                                 11,002         (583)        10,419
LVIP Vanguard Domestic Equity ETF Service Class                                               3,043,661     (371,229)     2,672,432
LVIP Vanguard International Equity ETF Standard Class                                             6,374         (567)         5,807
LVIP Vanguard International Equity ETF Service Class                                          1,845,290     (238,097)     1,607,193
Lord Abbett Fundamental Equity Class VC                                                          99,666     (157,629)       (57,963)
MFS VIT Core Equity Service Class                                                                 8,840      (37,365)       (28,525)
MFS VIT Growth Initial Class                                                                      1,173      (24,221)       (23,048)
MFS VIT Growth Service Class                                                                  1,132,648     (920,511)       212,137
MFS VIT Total Return Initial Class                                                                3,626     (133,538)      (129,912)
MFS VIT Total Return Service Class                                                              437,042   (3,022,375)    (2,585,333)
MFS VIT Utilities Initial Class                                                                   8,813      (78,442)       (69,629)
MFS VIT Utilities Service Class                                                               1,218,837   (1,421,088)      (202,251)
Morgan Stanley UIF Capital Growth Class II                                                        7,778      (10,881)        (3,103)
NB AMT Mid Cap Growth I Class                                                                   117,600     (674,753)      (557,153)
NB AMT Mid Cap Intrinsic Value I Class                                                           68,532     (550,393)      (481,861)
Oppenheimer Global Fund/VA Service Class                                                         60,107      (98,045)       (37,938)
PIMCO VIT CommodityRealReturn Strategy Advisor Class                                            522,420     (581,679)       (59,259)
Putnam VT Global Health Care Class IB                                                           253,765     (114,334)       139,431
Putnam VT Growth & Income Class IB                                                                4,662      (31,418)       (26,756)


7. SUBSEQUENT EVENT

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



Board of Directors of The Lincoln National Life Insurance Company
     and
Contract Owners of Lincoln Life Variable Annuity Account N

We have audited the accompanying statements of assets and liabilities of Lincoln Life Variable Annuity Account N ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2013, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2013, by correspondence with the fund companies, or their transfer agent, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Variable Annuity Account N at December 31, 2013, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

/s/ERNST & YOUNG LLP

Philadelphia, Pennsylvania
April 1, 2014

                    Lincoln Life Variable Annuity Account N

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

     1. Part A

     The Table of Condensed Financial Information is included in Part A of this Registration Statement.

     2. Part B

     The following financial statements for the Variable Account are included in Part B of this Registration Statement:

     Statement of Assets and Liabilities - December 31, 2013

     Statement of Operations - Year ended December 31, 2013

     Statements of Changes in Net Assets - Years ended December 31, 2013 and
     2012

     Notes to Financial Statements - December 31, 2013

     Report of Independent Registered Public Accounting Firm

     3. Part B

     The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration
     Statement:

     Consolidated Balance Sheets - Years ended December 31, 2013 and 2012

     Consolidated Statements of Comprehensive Income (Loss) - Years ended December 31, 2013, 2012 and 2011

     Consolidated Statements of Stockholders' Equity - Years ended December 31, 2013, 2012 and 2011

     Consolidated Statements of Cash Flows - Years ended December 31, 2013, 2012 and 2011

     Notes to Consolidated Financial Statements - December 31, 2013

     Report of Independent Registered Public Accounting Firm

(b) List of Exhibits

(1) Resolution of Board of Directors and Memorandum from the President of The Lincoln National Life Insurance Company authorizing establishment of the Variable Account are incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-40937) filed on November 24, 1997.

(2) Not Applicable.

(3)(a) Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-40937) filed on April 29, 1999.

   (b) Wholesaling Agreement incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-40937) filed on April 29, 1999.

   (c) Amendment to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-40937) filed on April 29,
   1999.

   (d) Amendment to Schedule A of Selling Group Agreement dated February 14, 2000 incorporated herein by reference to Post-Effective Amendment No. 5
   (File No. 333-40937) filed on April 19, 2000.

   (e) Form of Amendment to Wholesaling Agreement between Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-40937) filed on April 12, 2001.

   (f) Selling Group Agreement for ChoicePlus Assurance incorporated herein by reference to Post-Effective Amendment No. 17 (File No. 333-40937) filed on April 15, 2004.

   (g) ChoicePlus Selling Agreement with Affiliates (11/03) incorporated herein by reference to Post-Effective Amendment No. 17 (File No. 333-40937) filed on April 15, 2004.

   (h) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

(4)(a) ChoicePlus Variable Annuity Contract incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-40937) filed on September 3, 1998.

     (b) ChoicePlus Settlement Contract Rider incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-40937) filed on April 19,
   2000.

   (c) ChoicePlus Form of Income Contract Rider incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-40937) filed on
September 3, 1998.

   (d) ChoicePlus Nursing Care Waiver of Surrender/Withdrawal Charges Rider incorporated herein by reference to Post-Effective Amendment No.3 (File No. 333-40937) filed on April 29, 1999.

   (e) ChoicePlus Section 403(b) Annuity Endorsement incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-40937) filed on April 29, 1999.

   (f) ChoicePlus Section 457 Government Deferred Compensation Plan Endorsement incorporated herein by reference to Post-Effective Amendment
   No. 3 (File No. 333-40937) filed on April 29, 1999.

   (g) ChoicePlus IRA Contract Amendment incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-40937) filed on April 29,
   1999.

   (h) ChoicePlus Roth IRA Endorsement incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-40937) filed on April 29, 1999.

   (i) ChoicePlus Contract Amendment incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-40937) filed on April 29, 1999.

   (j) ChoicePlus Contract Amendment (Definitions) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-40937) filed on April 19, 2000.

   (k) ChoicePlus Contract Amendment (Death Benefit) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-40937) filed on April 1, 2000.

   (l) ChoicePlus Contract Amendment (CRT) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-40937) filed on April 19,
   2000.

   (m) ChoicePlus Contract Amendment (AG) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-40937) filed on April 19,
   2000.

   (n) ChoicePlus Estate Enhancement Benefit Rider incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-40937) filed on April 12, 2001.

   (o) ChoicePlus and ChoicePlus II Income4Life Solution (IRA) Rider incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-40937) filed on April 19, 2002.

   (p) ChoicePlus and ChoicePlus II Income4Life Solution (NQ) Rider incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-40937) filed on April 19, 2002.

   (q) ChoicePlus II Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-40937) filed on August 8, 2001.

   (r) ChoicePlus II Annuity Payment Option Rider incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-40937) filed on August 8, 2001.

   (s) ChoicePlus II Interest Adjusted Fixed Account Rider incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-40937) filed on August 8, 2001.

   (t) ChoicePlus II 1% Step-up Death Benefit Rider incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-40937) filed on August 8, 2001.

   (u) ChoicePlus II Estate Enhancement Death Benefit Rider incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-40937) filed on August 8, 2001.

   (v) ChoicePlus II 1% Estate Enhancement Death Benefit Rider incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-40937) filed on August 8, 2001.

   (w) Variable Annuity Income Rider (I4LA-NQ) incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-40937) filed on October 11, 2002.

   (x) Accumulation Benefit Enhancement (ABE) incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-40937) filed on April 19, 2002.

   (y) Estate Enhancement Benefit Rider w/5% Step-Up Death Benefit incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-40937) filed on April 19, 2002.

   (z) Variable Annuity Income Rider (I4LA-Q) incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-40937) filed on October
   11, 2002.

   (aa) 28877-E IRA Rider incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-40937) filed on April 24, 2003.

   (bb) 28877 IRA Rider incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-40937) filed on April 24, 2003.

   (cc) 5305 IRA Rider incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-40937) filed on April 24, 2003.

   (dd) Contract Benefit Data (I4LA-CB 8/02) incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-40937) filed on April 24,
   2003.

   (ee) Contract Benefit Data (I4LA-CB-PR) incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-40937) filed on April 24,
   2003.

   (ff) Variable Annuity Income Rider (I4LA-Q) incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-40937) filed on
   April 24, 2003.

   (gg) Variable Annuity Income Rider (I4LA-NQ) incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-40937) filed on April 24, 2003.

   (hh) Variable Annuity Income Rider (I4LA-NQ) Rider incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-40937) filed on April 24, 2003.

   (ii) Variable Annuity Income Rider (I4LA-Q-PR) incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-40937) filed on April 24, 2003.

   (jj) Variable Annuity Income Rider (I4LA-NQ-PR) incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-40937) filed on April 24, 2003.

   (kk) 32793 GMWB Rider incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-40937) filed on April 24, 2003.

   (ll) ABE prorate Rider incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-40937) filed on April 24, 2003.

   (mm) 1% stepup and EEB prorate Rider incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-40937) filed on April 24,
   2003.

   (nn) EEB prorate Rider incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-40937) filed on April 24, 2003.

   (oo) 1% stepup and DB prorate Rider incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-40937) filed on April 24,
   2003.

   (pp) EGMDB prorate Rider incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-40937) filed on April 24, 2003.

   (qq) GOP prorate incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-40937) filed on April 24, 2003.

   (rr) Variable Annuity Income Rider (I4L-NQ-PR 8/03) incorporated herein by reference to Post-Effective Amendment No. 17 (File No. 333-40937) filed on April 15, 2004.

   (ss) Variable Annuity Income Rider (I4L-NQ 8/03) incorporated herein by reference to Post-Effective Amendment No. 17 (File No. 333-40937) filed on April 15, 2004.

   (tt) Variable Annuity Income Rider (I4L-Q-PR 8/03) incorporated herein by reference to Post-Effective Amendment No. 17 (File No. 333-40937) filed on April 15, 2003.

   (uu) (Variable Annuity Income Rider (I4L-Q 8/03) incorporated herein by reference to Post-Effective Amendment No. 17 (File No. 333-40937) filed on April 15, 2003.

   (vv) Variable Annuity Rider (32793 HWM 4/04) incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 333-18419) filed on May 28, 2004.

   (ww) Variable Annuity Income Rider (i4LA-NQ 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

   (xx) Variable Annuity Income Rider (i4LA-Q 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

   (yy) Variable Annuity Income Rider (i4LA-NQ PR 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

   (zz) Variable Annuity Income Rider (i4LA-Q PR 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

   (a-3) Guaranteed Income Later Rider (4LATER 2/06) incorporated herein by reference to Post-Effective Amendment No. 23 (File No. 333-36316) filed on April 4, 2006.

   (b-3) Guaranteed Income Benefit Rider (GIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 19, 2006.

   (c-3) Guaranteed Income Benefit Rider (IGIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 19, 2006.

   (d-3) Contract Benefit Data (CBD 1/06) incorporated herein by reference to
     Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 19,
   2006.

   (e-3) Allocation Amendment (AR503 1/06) incorporated herein by reference to
     Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 19,
   2006.

   (f-3) Variable Annuity Payment Option Rider (I4LA-Q 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 19, 2006.

   (g-3) Variable Annuity Payment Option Rider (I4LA-NQ 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 19, 2006.

   (h-3) Variable Annuity Rider (32793 7/06) incorporated herein by reference to Post-Effective Amendment No. 25 (File No. 333-40937) filed on December 21, 2006.

   (i-3) Variable Annuity Payment Option Rider (I4LA-Q 1/07) incorporated herein by reference to Post-Effective Amendment No. 25 (File No. 333-40937) filed on April 13, 2007.

   (j-3) Variable Annuity Death Benefit Rider (DB-3 1/06) incorporated herein by reference to Post-Effective Amendment No. 25 (File No. 333-40937) filed on April 13, 2007.

   (k-3) Variable Annuity Living Benefits Rider (AR-512 2/08) incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

   (l-3) Variable Annuity Living Benefits Rider (AR-512 1/09) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.

   (m-3) Variable Annuity Living Benefits Rider (AR-512P 1/09) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.

   (n-3) Guaranteed Income Benefit Rider (AGIB 6/08) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.

   (o-3) Section 403(b) Annuity Endorsement (32481-I-12/08) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.

   (p-3) Variable Annuity Living Benefits Rider (LINC 2.0) (AR-529 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

   (q-3) Guaranteed Income Benefit Rider (GIB v4) (AR-528 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

   (r-3) Contract Benefit Data (CBD 8/10) incorporated herein by reference to
     Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

   (s-3) Variable Annuity Payment Option Rider (I4LA-NQ 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

   (t-3) Variable Annuity Payment Option Rider (I4LA-Q 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

   (u-3) Long-Term Care Benefits Rider (AR 518 3/10 Level) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.

   (v-3) Long-Term Care Benefits Rider (AR 519 3/10 Growth) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.

   (w-3) Contract Amendment for LTC Benefits (AA 531 3/10) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.

   (x-3) LTC Fixed Account Rider (AR 532) incorporated herein by reference to
     Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.

   (y-3) LTC Benefit Specifications (AS 533) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.

   (z-3) Long-Term Care Coverage Endorsement (AE 517) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.

   (a-4) Variable Annuity Living Benefit Rider (LINC 2 + Protected Funds)
     (AR-529 8/10) incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-170695) filed January 30, 2012.

   (b-4) ChoicePlus Assurance Variable Annuity Contract (30070-B) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed August 8, 2001.

   (c-4) Guaranteed Income Later Rider (4LATER Adv Protected Funds) (AR-547 3/12) incorporated herein by reference to Registration on Form N-4 (File No. 333-181612) filed on May 23, 2012.

(5)(a) ChoicePlus Application incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-40937) filed on November 25, 1997.

   (b) ChoicePlus II Application incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-40937) filed on August 8, 2001.

   (c) ChoicePlus Assurance (B Share) Application (CPAB 1/08) incorporated herein by reference to Post-Effective Amendment No. 28 (File No. 333-40937) filed on April 10, 2008.

(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 24, 1996.

   (b) By-Laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.

(7)(a) Automatic Indemnity Reinsurance Agreement Amended and Restated as of October 1, 2009 between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 43 (File No. 033-26032) filed on
   April 7, 2010.
(i) Amendments to the Automatic Indemnity Reinsurance Agreement incorporated herein by reference to Post-Effective Amendment No. 28 (File No. 333-138190) filed on November 5, 2013.

   (b) Automatic Reinsurance Agreement effective July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-138190) filed on April 8, 2008.

     (i) Amendments to Automatic Reinsurance Agreement effective July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 40 (File No. 333-40937) filed on April 7, 2010.

(8)(a) Fund Participation Agreements and Amendments between The Lincoln National Life Insurance Company and:

     (i) AIM Variable Insurance Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.

     (ii) DWS Investment VIT Funds incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.

     (iii) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-174367) filed on April 8, 2014.

     (iv) Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Investor Services, LLC, and Legg Mason Partners Fund Advisor, LLC Agreement incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-174367) filed on April 8, 2014.

     (v) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-174367) filed on April 8, 2014.

     (vi) Fidelity Variable Insurance Products Fund incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-174367) filed on April 8, 2014.

     (vii) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.

     (viii) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.

     (ix) AllianceBernstein Variable Products Series Fund incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-174367) filed on April 8, 2014.

     (x) Franklin Templeton Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 18 on Form N-6 (File No. 333-146507) filed on April 3, 2012.

     (xi) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.

     (xii) Putnam Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

     (xiii) Janus Aspen Series incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

     (xiv) DWS Variable Series Funds II incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-174367) filed on April 8,
   2014.

     (xv) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.

     (xvi) PIMCO Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.

     (b) Rule 22c-2 Agreements between The Lincoln National Life Insurance Company and:

     (i) AIM Variable Insurance Funds incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (ii) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (iii) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effectivde Amendment No. 22 (File No. 333-68842) filed on June 22, 2009.

     (iv) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 57 (File No. 333-36316) filed on March 30, 2012.

     (v) Fidelity Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (vi) Franklin Templeton Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (vii) Janus Aspen Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (viii) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (ix) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (x) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 57 (File No. 333-36316) filed on March 30, 2012.

     (xi) Putnam Variable Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

   (c) Accounting and Financial Administration Services Agreement among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

(9)(a) Opinion and Consent of Jeremy Sachs, Senior Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-40937) filed on September 3, 1998.

   (b) Opinion and Consent of Mary Jo Ardington, Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-40937) filed on June 15, 2001.

   (c) Opinion and Consent of Mary Jo Ardington, Counsel of The Lincoln National Life Insurance Company as to legality of securities being issued incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-40937) filed April 24, 2003.

(10)(a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

     (b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company

(11) Not Applicable

(12) Not Applicable

(13) Organizational Chart of the Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-181796) filed on August 6, 2013.

Item 25. Directors and Officers of the Depositor

The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln Life Variable Annuity Account N as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.

Name                          Positions and Offices with Depositor
---------------------------   --------------------------------------------------------------------
Charles A. Brawley, III**     Senior Vice President, Associate General Counsel and Secretary
Ellen G. Cooper**             Executive Vice President, Chief Investment Officer and Director
Chuck C. Cornelio***          Executive Vice President, Chief Administrative Officer and Director
Jeffrey D. Coutts**           Senior Vice President and Treasurer
Randal J. Freitag**           Executive Vice President, Chief Financial Officer and Director
Dennis R. Glass**             President and Director
Mark E. Konen**               Executive Vice President and Director
Douglas N. Miller**           Senior Vice President, Chief Accounting Officer and Controller
Keith J. Ryan*                Vice President and Director

*Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana
   46802

**Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087

***Principal business address is 100 North Greene Street, Greensboro, NC 27401

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27. Number of Contractowners

As of February 28, 2014 there were 292,988 contract owners under Account N.

Item 28. Indemnification

     a) Brief description of indemnification provisions.

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life or Company) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. ("LFD") currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                       Positions and Offices with Underwriter
------------------------   ------------------------------------------------------------
Patrick J. Caulfield**     Vice President, Chief Compliance Officer and Senior Counsel
Jeffrey D. Coutts*         Senior Vice President and Treasurer
Wilford H. Fuller*         President, Chief Executive Officer and Director
Elizabeth M. O'Brien*      Director
Thomas P. O'Neill*         Senior Vice President, Chief Operating Officer and Director
Nancy A. Smith*            Secretary
Ronald W. Turpin****       Vice President and Interim Chief Financial Officer

*Principal Business address is Radnor Financial Center, 150 Radnor Chester
   Road, Radnor, PA 19087

**Principal Business address is 350 Church Street, Hartford, CT 06103

***Principal Business address is 100 Greene Street, Greensboro, NC 27401

****Principal Business address is 1300 S. Clinton Street, Fort Wayne, IN 46802

     (c) N/A

Item 30. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort

Wayne, Indiana 46802. The accounting records are maintained by The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

   (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

   (d) The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.

   (e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.

                                   SIGNATURES

(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 58 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 11th day of April, 2014.


      Lincoln Life Variable Annuity Account N (Registrant)
      Lincoln ChoicePlusSM, Lincoln ChoicePlusSM II, and
      Lincoln ChoicePlus AssuranceSM (B Share)
      By:   /s/ Kimberly A. Genovese
            ------------------------------------
            Kimberly A.Genovese
            Assistant Vice President, The Lincoln National Life Insurance
            Company
                                        (Title)
      THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
      (Depositor)
      By:   /s/ Stephen R. Turer
            ------------------------------------
            Stephen R. Turer
            (Signature-Officer of Depositor)
            Vice President, The Lincoln National Life Insurance Company
                                        (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 11, 2014.

Signature                        Title
*                                President and Director (Principal Executive Officer)
------------------------------
Dennis R. Glass
*                                Executive Vice President, Chief Investment Officer and Direc-
------------------------------
                                 tor
Ellen Cooper
*                                Executive Vice President, Chief Administrative Officer and Direc-
------------------------------
                                 tor
Charles C. Cornelio
*                                Executive Vice President, Chief Financial Officer and Director
------------------------------
                                 (Principal Financial Officer)
Randal J. Freitag
*                                Executive Vice President and Director
------------------------------
Mark E. Konen
*                                Vice President and Director
------------------------------
Keith J. Ryan
*By: /s/ Kimberly A.Genovese     Pursuant to a Power of Attorney
 ---------------------------
  Kimberly A.Genovese